Exhibit 99.C.2

ISSN 0115-0421 SPECIAL EDITION Official Gazette Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 115 MANILA, PHILIPPINES, APRIL 29, 2019 NO. 17 REPUBLIC ACT NO. 11260 GENERAL APPROPRIATIONS ACT VOLUME 1-B FISCAL YEAR 2019 Building a Bright Future for the Philippines and its People

GENERAL APPROPRIATIONS ACT, FY 2019

January 1 - December 31, 2019

VOLUME I - B

XXI.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	317

A.	Office of the Secretary	317
B.	Council for the Welfare of Children	335
C.	Inter-Country Adoption Board	338
D.	Juvenile Justice and Welfare Council	341
E.	National Anti-Poverty Commission	343
F.	National Commission on Indigenous Peoples	346
G.	National Council on Disability Affairs	361
H.	Presidential Commission for the Urban Poor	364

XIX.	DEPARTMENT OF TOURISM	368

A.	Office of the Secretary	368
B.	Intramuros Administration	379
C.	National Parks Development Committee	382

XXIII.	DEPARTMENT OF TRADE AND INDUSTRY	387

A.	Office of the Secretary	387
B.	Board of Investments	404
C.	Construction Industry Authority of the Philippines	407
D.	Cooperative Development Authority	410
E.	Design Center of the Philippines	419
F.	Philippine Trade Training Center	422
G.	Technical Education and Skills Development Authority	425

XXIV.	DEPARTMENT OF TRANSPORTATION	436

A.	Office of the Secretary	436
B.	Civil Aeronautics Board	457
C.	Maritime Industry Authority	459
D.	Office of Transportation Cooperatives	464
E.	Office for Transportation Security	466
F.	Philippine Coast Guard	469
G.	Toll Regulatory Board	473

XXV.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	477

A.	Office of the Director-General	477
B.	Philippine National Volunteer Service Coordinating Agency	490
C.	Public-Private Partnership Center of the Philippines	493
D.	Philippine Statistical Research and Training Institute	496
E.	Philippine Statistics Authority	499
F.	Tariff Commission	511

XXVI.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	517

A.	Presidential Communications Operations Office (Proper)	517
B.	Bureau of Broadcast Services	519
C.	Bureau of Communications Services	522
D.	National Printing Office	525
E.	News and Information Bureau	527
F.	Philippine Information Agency	530
G.	Presidential Broadcast Staff (RTVM)	532

XXVII.	OTHER EXECUTIVE OFFICES	537

A.	Anti-Money Laundering Council	537
B.	Climate Change Commission	538
C.	Commission on Filipinos Overseas	541
D.	Commission on Higher Education	544
E.	Commission on the Filipino Language	552
F.	Dangerous Drugs Board	554
G.	Energy Regulatory Commission	558
H.	Film Development Council of the Philippines	560
I.	Games and Amusements Board	563
J.	Governance Commission for Government-Owned or Controlled Corporations	566
K.	Housing and Land Use Regulatory Board	569
L.	Housing and Urban Development Coordinating Council	576
M.	Mindanao Development Authority	579
N.	Movie and Television Review and Classification Board	582
O.	National Commission for Culture and the Arts	584

O.1	National Commission for Culture and the Arts (Proper)	584
O.2	National Historical Commission of the Philippines	587
O.3	National Library of the Philippines	592
O.4	National Archives of the Philippines	595

P.	National Intelligence Coordinating Agency	599
Q.	National Security Council	601
R.	Office of the Presidential Adviser on the Peace Process	604
S.	Optical Media Board	607
T.	Pasig River Rehabilitation Commission	609
U.	Philippine Competition Commission	612
V.	Philippine Drug Enforcement Agency	615
W.	Philippine Racing Commission	618
X.	Philippine Sports Commission	621
Y.	Presidential Legislative Liason Office	625
Z.	Presidential Management Staff	628

XXVIII.	AUTONOMOUS REGION IN MUSLIM MINDANAO	633

A.	Autonomous Regional Government in Muslim Mindanao	633

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS	734

A.	Legislative-Executive Development Advisory Council	734

XXX.	THE JUDICIARY	738

A.	Supreme Court of the Philippines and the Lower Courts	738
B.	Presidential Electoral Tribunal	742
C.	Sandiganbayan	745
D.	Court of Appeals	748
E.	Court of Tax Appeals	751

XXXI.	CIVIL SERVICE COMMISSION	756

A.	Civil Service Commission	756
B.	Career Executive Service Board	768

XXXII.	COMMISSION ON AUDIT	773

XXXIII.	COMMISSION ON ELECTIONS	788

XXXIV.	OFFICE OF THE OMBUDSMAN	796

XXXV.	COMMISSION ON HUMAN RIGHTS	802

A.	Commission on Human Rights	802
B.	Human Rights Violations Victim’s Memorial Commission	806

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	810

A.	DEPARTMENT OF AGRICULTURE	810
A.1	National Dairy Authority	810
A.2	National Food Authority	811
A.3	Philippine Coconut Authority	812
A.4	Philippine Crop Insurance Corporation	814
A.5	Philippine Fisheries Development Authority	816
A.6	Philippine Rice Research Institute	817
A.7	Sugar Regulatory Administration	819

B.	DEPARTMENT OF ENERGY	820
B.1	National Electrification Administration	820
B.2	National Power Corporation	822

C.	DEPARTMENT OF FINANCE	824
C.1	Land Bank of the Philippines	824
C.2	Philippine Tax Academy	825

D.	DEPARTMENT OF HEALTH	826
D.1	Lung Center of the Philippines	826
D.2	National Kidney and Transplant Institute	827
D.3	Philippine Children’s Medical Center	829

D.4	Philippine Health Insurance Corporation	830
D.5	Philippine Heart Center	832
D.6	Philippine Institute of Traditional and Alternative Health Care	833

E.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	834
E.1	Local Water Utilities Administration	834

F.	DEPARTMENT OF TOURISM	836
F.1	Tourism Infrastructure and Enterprise Zone Authority	836

G.	DEPARTMENT OF TRADE AND INDUSTRY	837
G.1	Aurora Pacific Economic Zone and Freeport Authority	837
G.2	Center for International Trade Expositions and Missions	839
G.3	Small Business Corporation	840

H.	DEPARTMENT OF TRANSPORTATION	841
H.1	Light Rail Transit Authority	841
H.2	Philippine National Railways	843

I.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	844
I.1	Philippine Institute for Development Studies	844

J.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	846
J.1	People’s Television Network, Inc.	846

K.	OTHER EXECUTIVE OFFICES	848
K.1	Authority of the Freeport Area of Bataan	848
K.2	Bases Conversion and Development Authority	849
K.3	Cagayan Economic Zone Authority	850
K.4	Credit Information Corporation	851
K.5	Cultural Center of the Philippines	852
K.6	Development Academy of the Philippines	854
K.7	Home Guaranty Corporation	856
K.8	National Home Mortgage Finance Corporation	857
K.9	National Housing Authority	858
K.10	National Irrigation Administration	859
K.11	Philippine center for Economic Development	866
K.12	Philippine Postal Corporation	867
K.13	Social Housing Finance Corporation	868
K.14	Southern Philippines Development Authority	870
K.15	Subic Bay Metropolitan Authority	871
K.16	Zamboanga City Special Economic Zone Authority	872

L.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS - OTHERS	873

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	878

A.	Metropolitan Manila Development Authority	878
B.	Special Shares of LGUs in the Proceeds of National Taxes	887
C.	Barangay Officials Death Benefits	890
D.	Local Government Support Fund	891
E.	Special Shares of LGUs in the Proceeds of Fire Code Fees	893

XXXVIII.	CONTINGENT FUND	896

XXXIX	MISCELLANEOUS PERSONNEL BENEFITS FUND	899

XL.	NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND	903

XLI.	PENSION AND GRATUITY FUND	907

XLII.	UNPROGRAMMED APPROPRIATIONS	911

Budgets of Department of Energy Attached Corporations

I.	National Electrification Administration	917
II.	National Power Corporation	920
III.	Philippine National Oil Company	924

General Provisions		926

President’s Veto Message		955

	President’s Veto Message - Annex A	969

Summary of FY 2019 New Appropriations		1060

ANNEXES

	A. Automatic Appropriations	1074

	B. Debt Service-Principal Amortization	1075

APRIL 29, 2019	OFFICIAL GAZETTE	1
DEPARTMENT OF NATIONAL DEFENSE

XVIII. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

For general administration and support, and operations, including locally-funded project(S), as indicated hereunder	₱	526,501,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
General Administration and Support	₱	172,469,000	₱	144,615,000		₱	9,300,000	₱	326,384,000
Operations				185,258,000			14,859,000		200,117,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM				185,258,000			14,859,000		200,117,000

TOTAL NEW APPROPRIATIONS	₱	172,469,000	₱	329,873,000		₱	24,159,000	₱	526,501,000

Special Provision(s)

1. Reporting and Posting Requirements. The DND shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	DND’s website.

The DND shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and supervision	₱	169,647,000	₱	144,615,000		₱	9,300,000	₱	323,562,000
Administration of Personnel Benefits		2,822,000							2,822,000

Sub-total, General Administration and Support		172,469,000		144,615,000			9,300,000		326,384,000

2	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Defense and security policy and strategy direction provided			185,258,000	14,859,000		200,117,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM			185,258,000	14,859,000		200,117,000

Development, implementation and monitoring of the Defense System of Management (DSOM)			115,411,000	2,979,000		118,390,000
Development, implementation and monitoring of the International Defense Engagement (IDSE)			32,961,000			32,961,000
Project(s)
Locally-Funded Project(s)			36,886,000	11,880,000		48,766,000

Implementation of the Enhanced Comprehensive Local Integration Program (E-CLIP) and Operational Support to Task Force Balik-Loob Pursuant to Administrative Order No. 10, s. 2018			36,886,000	11,880,000		48,766,000

Sub-total, Operations			185,258,000	14,859,000		200,117,000

TOTAL NEW APPROPRIATIONS	₱ 172,469,000	₱	329,873,000	₱ 24,159,000	₱	526,501,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	129,050

Total Permanent Positions	129,050

Other Compensation Common to All
Personnel Economic Relief Allowance	5,784
Representation Allowance	3,354
Transportation Allowance	3,354
Clothing and Uniform Allowance	1,446
Mid-Year Bonus - Civilian	10,754
Year End Bonus	10,754
Cash Gift	1,205
Productivity Enhancement Incentive	1,205
Step Increment	323

Total Other Compensation Common to All	38,179

APRIL 29, 2019	OFFICIAL GAZETTE	3
DEPARTMENT OF NATIONAL DEFENSE

Other Compensation for Specific Groups
Anniversary Bonus-Civilan	735

Total Other Compensation for Specific Groups	735

Other Benefits
PAG-IBIG Contributions	289
PhilHealth Contributions	1,105
Employees Compensation Insurance Premiums	289
Retirement Gratuity	2,532
Terminal Leave	290

Total Other Benefits	4,505

Total Personnel Services	172,469

Maintenance and Other Operating Expenses
Travelling Expenses	27,850
Training and Scholarship Expenses	36,500
Supplies and Materials Expenses	55,354
Utility Expenses	29,519
Communication Expenses	18,555
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	28,042
Extraordinary and miscellaneous Expenses	3,204
Intelligence Expenses	10,000
Professional Services	19,942
General Services	13,867
Repairs and Maintenance	31,637
Taxes, Insurance Premiums and Other Fees	2,130
Other Maintenance and Operating Expenses
Advertising Expenses	384
Printing and Publication Expenses	1,420
Representation Expenses	29,149
Rent/Lease Expenses	21,410
Subscription Expenses	760
Donations	150

Total Maintenance and Other Operating Expenses	329,873

Total Current Operating Expenditures	502,342

Capital Outlay
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,179
Transportation Equipment Outlay	18,480
Furnitures and Fixtures and Books Outlay	500

Total Capital Outlays	24,159

TOTAL NEW APPROPRIATIONS	526,501

4	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

B. GOVERNMENT ARSENAL

For general administration and support, and operations, as indicated hereunder	₱	1,258,628,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	71,471,000	₱	41,834,000		₱		₱	113,305,000
Operations		181,896,000		945,427,000			18,000,000		1,145,323,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		181,896,000		945,427,000			18,000,000		1,145,323.000

TOTAL NEW APPROPRIATIONS	₱	253,367,000	₱	987,261,000		₱	18,000,000	₱	1,258,628,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Government Arsenal (GA) infirmary shall be deposited in an authorized government depositary bank and used to augment the infirmary’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The GA shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of GA and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the GA website.

2. Authority to Barter and Sell Scrap Items. The Director of GA, upon approval of the Secretary of National Defense, may barter or sell scrap items in accordance with E.O. No. 888, s. 1983, as amended. The barter and sale of scrap items shall be subject to the CDA rules on the disposal of government properties and sale through public auction. The items acquired from barter shall be recorded or booked-up as government property while proceeds from the sale shall accrue to the Revised AFP Modernization Act Trust Fund pursuant to Section 6 of R.A. No. 10349.

3. Reporting and Posting Requirements. The GA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	GA’s website.

The GA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	5
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	60,090,000	₱	41,834,000		₱		₱	101,924,000
Administration of Personnel Benefits		11,381,000							11,381,000

Sub-total, General Administration and Support		71,471,000		41,834,000					113,305,000

Operations
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand		181,896,000		945,427,000			18,000,000		1,145,323,000

SHALL ARMS AMMUNITION, WEAPONS AND MUNITIONS PROGRAM		181,896,000		945,427,000			18,000,000		1,145,323,000

Planning and development of arms manufacturing processes and procedures		11,748,000		7,160,000					18,908,000
Manufacture, storage and security of small arms ammunition		170,148,000		938,267,000			18,000,000		1,126,415,000

Sub-total, Operations		181,896,000		945,427,000			18,000,000		1,145,323,000

TOTAL NEW APPROPRIATIONS	₱	253,367,000	₱	987,261,000		₱	18,000,000	₱	1,258,628,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	135,465

Total Permanent Positions	135,465

Other Compensation Common to All
Personnel Economic Relief Allowance	14,544
Representation Allowance	330

6	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Transportation Allowance	330
Clothing and Uniform Allowance	3,636
Mid-Year Bonus - Civilian	11,289
Year End Bonus	11,289
Cash Gift	3,030
Productivity Enhancement Incentive	3,030
Step Increment	339

Total Other Compensation Common to All	47,817

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Magna Carta for Science & Technology Personnel	48,390
Quarters Allowance	1,347
Night Shift Differential Pay	4,804

Total Other Compensation for Specific Groups	54,841

Other Benefits
PAG-IBIG Contributions	727
PhilHealth Contributions	1,764
Employees Compensation Insurance Premiums	727
Loyalty Award-Civilian	645
Terminal Leave	11,381

Total Other Benefits	15,244

Total Personnel Services	253,367

Maintenance and Other Operating Expenses
Travelling Expenses	6,993
Training and Scholarship Expenses	4,863
Supplies and Materials Expenses	880,492
Utility Expenses	39,338
Communication Expenses	1,842
Confidential, Intelligence and Extraordinary Expenses	130
Extraordinary and Miscellaneous Expenses
Professional Services	4,752
General Services	12,497
Repairs and Maintenance	31,981
Taxes, Insurance Premiums and Other Fees	2,087
Other Maintenance and Operating Expenses
Advertising Expenses	328
Printing and Publication Expenses	70
Representation Expenses	666
Transportation and Delivery Expenses	1,036
Subscription Expenses	186

Total Maintenance and Other Operating Expenses	987,261

Total Current Operating Expenditures	1,240,628

Capital Outlay
Property, Plant and Equipment Outlay
Buildings and Other Structures	6,000
Machinery and Equipment Outlay	12,000

APRIL 29, 2019	OFFICIAL GAZETTE	7
DEPARTMENT OF NATIONAL DEFENSE

Total Capital Outlays	18,000

TOTAL NEW APPROPRIATIONS	1,258,628

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	188,974,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,933,000	₱	33,487,000		₱	12,500,000	₱	75,920,000
Operations		21,310,000		72,365,000			19,379,000		113,054,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		10,509,000		12,996,000			15,579,000		39,084,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		10,801,000		59,369,000			3,800,000		73,970,000

TOTAL NEW APPROPRIATIONS	₱	51,243,000	₱	105,852,000		₱	31,879,000	₱	188,974,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Defense College of the Philippines (NDCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	NDCP’s website.

The NDCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	28,035,000	₱	33,487,000		₱	12,500,000	₱	74,022,000

8	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Administration of Personnel Benefits		1,898,000						1,898,000

Sub-total, General Administration and Support		29,933,000		33,487,000		12,500,000		75,920,000

Operations
Defense and Security Leaders’ Capacity Improved		21,310,000		72,365,000		19,379,000		113,054,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		10,509,000		12,996,000		15,579,000		39,084,000

Conduct of national defense and strategic international studies		10,509,000		12,996,000		15,579,000		39,084,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		10,801,000		59,369,000		3,800,000		73,970,000

Conduct of graduate level and other courses of studies		10,801,000		43,169,000				53,970,000
Project(s)
Locally-Funded Project(s)				16,200,000		3,800,000		20,000,000

1. Development and Conduct of Master in National Security Administration Electronic Learning Program (E-MRSA)				16,200,000		3,800,000		20,000,000

Sub-total, Operations		21,310,000		72,365,000		19,379,000		113,054,000

TOTAL NEW APPROPRIATIONS	₱	51,243,000	₱	105,852,000	₱	31,879,000	₱	188,974,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,720

Total Permanent Positions	25,720

Other Compensation Common to All
Personnel Economic Relief Allowance	1,392
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	348
Honoraria	6,743
Mid-Year Bonus - Civilian	2,143
Year End Bonus	2,143

APRIL 29, 2019	OFFICIAL GAZETTE	9
DEPARTMENT OF NATIONAL DEFENSE

Cash Gift	290
Productivity Enhancement Incentive	290
Step Increment	63

Total Other Compensation Common to All	14,312

Other Compensation for Specific Group
Lump-sum for filling of Positions-Civilian	1,833
Lump-sum for Casuals	8,920

Total Other Compensation for Specific Groups	10,753

Other Benefits
PAG-IBIG Contributions	69
PhilHealth Contributions	255
Employees Compensation Insurance Premiums	69
Terminal Leave	65

Total Other Benefits	458

Total Personnel Services	51,243

Maintenance and Other Operating Expenses
Travelling Expenses	27,652
Training and Scholarship Expenses	1,715
Supplies and Materials Expenses	22,453
Utility Expenses	221
Communication Expenses	1,821
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	19,702
General Services	8,395
Repairs and Maintenance	12,802
Taxes, Insurance Premiums and Other Fees	440
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,001
Representation Expenses	2,225
Rent/Lease Expenses	1,150
Membership Dues and Contributions to Organizations	5
Subscription Expenses	2,642
Other Maintenance and Operating Expenses	3,500

Total Maintenance and Other Operating Expenses	105,852

Total Current Operating Expenditures	157,095

Capital Outlay
Property, Plant and Equipment Outlay
Furniture, Fixtures and Books Outlay	4,000
Machinery and Equipment Outlay	19,379
Transportation and Equipment Outlay	8,500

Total Capital Outlays	31,879

TOTAL NEW APPROPRIATIONS	188,974

10	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

D. OFFICE OF CIVIL DEFENSE

For general administration and support, and operations, as indicated hereunder	₱	1,376,775,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	47,269,000	₱	50,432,000		₱		₱	97,701,000
Operations		182,559,000		591,322,000			505,193,000		1,279,074,000

CIVILIAN PROTECTION PROGRAM		182,559,000		591,322,000			505,193,000		1,279,074,000

TOTAL NEW APPROPRIATIONS	₱	229,828,000	₱	641,754,000		₱	505,193,000	₱	1,376,775,000

Special Provision(s)

1. Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for rehabilitation and relief programs and projects, including pre-positioning of goods, emergency response units, and other allied support items and equipment to immediately address impending impacts of extreme weather events or other natural hazards, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occuring during the current year may be normalized as quickly as possible.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

2. Multi-Hazard Impact-Based Forecasting and Early Warning. The Office of Civil Defense (OCD), in coordination with the Climate Change Commission, Department of Science and Technology, and Department of the Interior and Local Government, shall promote the establishment of multi-hazard impact-based forecasting and early warning systems and services, including the development and enhancement of protocols for climate, weather, and risk communication and early warning dissemination for early action at the community and household levels, to prevent and minimize loss and damage from impacts of extreme weather and slow onset events.

3. Reporting and Posting Requirements. The OCD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	OCD’s website.

The OCD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	45,111,000	₱	50,432,000		₱	₱	95,543,000

APRIL 29, 2019	OFFICIAL GAZETTE	11
DEPARTMENT OF NATIONAL DEFENSE

Administration of Personnel Benefits		2,158,000						2,158,000

Sub-total, General Administration and Support		47,269,000		50,432,000				97,701,000

Operations
Resiliency of communities to disasters improved		182,559,000		591,322,000		505,193,000		1,279,074,000

CIVIL PROTECTION PROGRAM		182,559,000		591,322,000		505,193,000		1,279,074,000

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM		87,950,000		33,952,000		12,600,000		134,502,000

Enhancement, Capacity Development and Mobilization for Civil Defense		87,950,000		33,952,000		12,600,000		134,502,000
DISATER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM		94,609,000		307,370,000		242,593,000		644,572,000

Empowering Sectors on DRRM for Resiliency		94,609,000		307,370,000		242,593,000		644,572,000

DISASTER MANAGEMENT OPERATIONS				250,000,000		250,000,000		500,000,000

Disaster Response Operation				250,000,000		250,000,000		500,000,000

Sub-total, Operations		182,559,000		591,322,000		505,193,000		1,279,074,000

TOTAL NEW APPROPRIATIONS	₱	229,828,000	₱	641,754,000	₱	505,193,000	₱	1,376,775,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	170,869

Total Permanent Positions	170,869

Other Compensation Common to All
Personnel Economic Relief Allowance	10,368
Representation Allowance	3,144
Transportation Allowance	3,144
Clothing and Uniform Allowance	2,592
Mid-Year Bonus - Civilian	14,239
Year End Bonus	14,239
Cash Gift	2,160
Productivity Enhancement Incentive	2,160
Step Increment	427

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GENERAL APPROPRIATIONS ACT, FY 2019

Total Other Compensation Common to All	52,473

Other Compensation for Specific Group
Anniversary Bonus-Civilian	1,224

Total Other Compensation for Specific Groups	1,224

Other Benefits
PAG-IBIG Contributions	518
PhilHealth Contributions	1,873
Employees Compensation Insurance Premiums	518
Loyalty Award-Civilian	195
Terminal Leave	2,158

Total Other Benefits	5,262

Total Personnel Services	229,828

Maintenance and Other Operating Expenses
Travelling Expenses	43,871
Training and Scholarship Expenses	194,058
Supplies and Materials Expenses	28,547
Utility Expenses	6,478
Communication Expenses	29,069
Awards/Rewards and Prizes	8,316
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,609
Professional Services	2,640
General Services	5,811
Repairs and Maintenance	10,002
Financial Assistance/Subsidy	250,000
Taxes, Insurance Premiums and Other Fees	3,257
Other Maintenance and Operating Expenses
Advertising Expenses	1,474
Printing and Publication Expenses	2,251
Representation Expenses	26,572
Transportation and Delivery Expenses	1,004
Rent/Lease Expenses	12,916
Subscription Expenses	946
Donations	75
Other Maintenance and Operating Expenses	11,858

Total Maintenance and Other Operating Expenses	641,754

Total Current Operating Expenditures	871,582

Capital Outlay
Property, Plant and Equipment Outlay	159,046
Infrastructure Outlay
Machinery and Equipment Outlay	333,547
Transportation Equipment Outlay	12,600

Total Capital Outlays	505,193

TOTAL NEW APPROPRIATIONS	1,376,775

APRIL 29, 2019	OFFICIAL GAZETTE	13
DEPARTMENT OF NATIONAL DEFENSE

E. PHILIPPINE VETERANS AFFAIRS OFFICE (PVAO) - PROPER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	606,308,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	41,042,000	₱	44,932,000		₱		₱	85,974,000
Operations		97,583,000		421,851,000			900,000		520,334,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		81,415,000		375,396,000			900,000		457,711,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		4,048,000		11,748,000					15,796,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		12,120,000		34,707,000					46,827,000

TOTAL NEW APPROPRIATIONS	₱	138,625,000	₱	466,783,000		₱	900,000	₱	606,308,000

Special Provision(s)

1. Revolving Fund for Military Shrine Installation and Facilities. The revolving fund constituted from the entrance fees and rentals from military shrine installation and facilities, and board and lodging shall be used to cover the MODE and Capital Outlay requirements of said facilities. Disbursements shall be made in accordance in accordance with guidelines issued by DND and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the Philippine Veterans Affairs Office (PVAO) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. NO. 292, s. 1987 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The PVAO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	PVAO’s website.

The PVAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

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GENERAL APPROPRIATIONS ACT, FY 2019

General management and supervision	₱	39,061,000	₱	44,932,000	₱		₱	83,993,000
Administration of Personnel Benefits		1,981,000						1,981,000

Sub-total, General Administration and Support		41,042,000		44,932,000				85,974,000

Operations
Filipino Veterans empowered		85,463,000		387,144,000		900,000		473,507,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		81,415,000		375,396,000		900,000		457,711,000

Processing of veterans’ claims		66,020,000		33,254,000				99,274,000
Payment of veterans’ benefits				316,598,000				316,598,000
Investigation, verification of records, strengthening of internal control system and conduct of management and system audit		15,395,000		18,002,000		900,000		34,297,000
Project(s)
Locally-Funded Project(s)				7,542,000				7,542,000

Upgrading to a Fiber Optic Local Area Network				1,334,000				1,334,000
Procurement of ICT Equipment for Office Productivity				1,290,000				1,290,000
Migration to Government Shared Services				4,755,000				4,755,000
Implementation of ISSP				163,000				163,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		4,048,000		11,748,000				15,796,000

Provide assistance in empowering of veterans organizations		4,048,000		11,748,000				15,796,000
Filipinos’ appreciation and gratitude for veterans’ service demonstrated		12,120,000		34,707,000				46,827,000

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		12,120,000		34,707,000				46,827,000

Administration and management of national military shrines		11,042,000		27,716,000				38,758,000
Historical research and preservation		1,078,000		1,327,000				2,405,000
Celebration of veteran-related events				5,664,000				5,664,000

Sub-total, Operations		97,583,000		421,851,000		900,000		520,334,000

TOTAL NEW APPROPRIATIONS	₱	138,625,000	₱	466,783,000	₱	900,000	₱	646,308,000

APRIL 29, 2019	OFFICIAL GAZETTE	15
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	100,661

Total Permanent Positions	100,661

Other Compensation Common to All
Personnel Economic Relief Allowance	8,136
Representation Allowance	708
Transportation Allowance	708
Clothing and Uniform Allowance	2,034
Honoraria	1,800
Mid-Year Bonus - Civilian	8,388
Year End Bonus	8,388
Cash Gift	1,695
Productivity Enhancement Incentive	1,695
Step Increment	252

Total Other Compensation Common to All	33,804

Other Benefits
PAG-IBIG Contributions	407
PhilHealth Contributions	1,215
Employees Compensation Insurance Premiums	407
Loyalty Award-Civilian	150
Terminal Leave	1,981

Total Other Benefits	4,160

Total Personnel Services	138,625

Maintenance and Other Operating Expenses
Travelling Expenses	4,478
Training and Scholarship Expenses	3,142
Supplies and Materials Expenses	32,932
Utility Expenses	18,614
Communication Expenses	23,281
Confidential, Intelligence and Extraordinary Expenses	380
Extraordinary and Miscellaneous Expenses
Professional Services	5,484
General Services	23,651
Repairs and Maintenance	15,891
Taxes, Insurance Premiums and Other Fees	500

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GENERAL APPROPRIATIONS ACT, FY 2019

Other Maintenance and Operating Expenses
Advertising Expenses	408
Printing and Publication Expenses	4,246
Representation Expenses	9,732
Transportation and Delivery Expenses	72
Rent/Lease Expenses	6,387
Subscription Expenses	982
Donations	316,598
Other Maintenance and Operating Expenses	5

Total Maintenance and Other Operating Expenses	466,783

Total Current Operating Expenditures	605,408

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	900

Total Capital Outlays	900

TOTAL NEW APPROPRIATIONS	606,308

F. VETERANS MEMORIAL MEDICAL CENTER

For general administration and support, and operations, as indicated hereunder	₱	1,866,436,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	110,364,000	₱	248,283,000		₱	138,929,000	₱	497,576,000
Operations		615,453,000		738,407,000			15,000,000		1,368,860,000

VETERAN HEALTH CARE PROGRAM		615,453,000		738,407,000			15,000,000		1,368,860,000

TOTAL NEW APPROPRIATIONS	₱	725,817,000	₱	986,690,000		₱	153,929,000	₱	1,866,436,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Veterans Memorial Medical Center (VMMC) shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

APRIL 29, 2019	OFFICIAL GAZETTE	17
DEPARTMENT OF NATIONAL DEFENSE

Likewise, all revenues derived from the VMMC golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the hospital’s MODE and Capital Outlay requirements.

In no case shall income from hospital and golf course operations be used for the payment of salaries and allowances of the hospital’s permanent and regular employees.

Disbursements or expenditures by the VMMC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The VMMC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of VMMC and the hospital’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the VMMC website.

2. Reporting and Posting Requirements. The VMMC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	VMMC’s website.

The VMMC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	84,566,000	₱	248,283,000		₱	138,929,000	₱	471,778,000
Administration of Personnel Benefits		25,798,000							25,798,000

Sub-total, General Administration and Support		110,364,000		248,283,000			138,929,000		497,576,000

Operations
Quality Health Care Services Provided to Veterans and their Dependents		615,453,000		738,407,000			15,000,000		1,368,860,000

VETERAN HEALTH CARE PROGRAM		615,453,000		738,407,000			15,000,000		1,368,860,000

In-Patient care		579,491,000		651,185,000			15,000,000		1,245,676,000
Out-Patient care		35,962,000		87,222,000					123,184,000

Sub-total, Operations		615,453,000		738,407,000			15,000,000		1,368,860,000

TOTAL NEW APPROPRIATIONS	₱	725,817,000	₱	986,690,000		₱	153,929,000	₱	1,866,436,000

18	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian personnel
Permanent Positions
Basic Salary	453,933

Total Permanent Positions	453,933

Other Compensation Common to All
Personnel Economic Relief Allowance	30,360
Representation Allowance	432
Transportation Allowance	432
Clothing and Uniform Allowance	7,596
Mid-Year Bonus - Civilian	37,827
Year End Bonus	37,827
Cash Gift	6,330
Productivity Enhancement Incentive	6,330
Step Increment	1,135

Total Other Compensation Common to All	128,269

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	106,178
Night Shift Differential Pay	2,532
Lump-sum for filling of Positions-Civilian	22,001

Total Other Compensation for Specific Groups	130,711

Other Benefits
PAG-IBIG Contributions	1,519
PhilHealth Contributions	5,061
Employees Compensation Insurance Premiums	1,519
Loyalty Award-Civilian	1,008
Terminal Leave	3,797

Total Other Benefits	12,904

Total Personnel Services	725,817

Maintenance and Other Operating Expenses
Travelling Expenses	160
Training and Scholarship Expenses	1,910
Supplies and Materials Expenses	762,895
Utility Expenses	99,770
Communication Expenses	1,138
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	110

APRIL 29, 2019	OFFICIAL GAZETTE	19
DEPARTMENT OF NATIONAL DEFENSE

Professional Services	5,560
General Services	101,067
Repairs and Maintenance	3,985
Taxes, Insurance Premiums and Other Fees	732
Other Maintenance and Operating Expenses
Advertising Expenses	116
Representation Expenses	654
Rent/Lease Expenses	7,730
Membership Dues and Contributions to Organizations	30
Subscription Expenses	533

Total Maintenance and Other Operating Expenses	986,690

Total Current Operating Expenditures	1,712,507

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	130,000
Machinery and Equipment Outlay	23,929

Total Capital Outlays	153,929

TOTAL NEW APPROPRIATIONS	1,866,436

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	91,407,366,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	5,906,912,000	₱	1,123,417,000		₱		₱	7,030,329,000
Operations		68,582,044,000		12,279,511,000			3,515,482,000		84,377,037,000

LAND FORCES DEFENSE PROGRAM		68,582,044,000		12,279,511,000			3,515,482,000		84,377,037,000

TOTAL NEW APPROPRIATIONS	₱	74,488,956,000	₱	13,402,928,000		₱	3,515,482,000	₱	91,407,366,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Fort Bonifacio General Hospital shall be deposited in an authorized government depositary bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

20	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Army shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Army and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Army website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Army shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Compensation and Separation Benefits of the Citizen Armed Forces Geographical Units. The amount of Three Billion Seven Hundred Eighty One Million Four Hundred Seventy Two Thousand Pesos (₱3,781,472,000) shall be used for the payment of compensation of the Citizen Armed Forces Geographical Unit (CAFGU) members and separation benefits, not exceeding one (1) year subsistence allowance in accordance with the IRR of E.O. No. 264, s. 1987 and DND Circular No. 4 dated October 27, 2005.

4. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (₱100,000) per quarter for each company of the Philippine Army may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

5. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Army.

6. Rice Subsidy. The amount of Seven Hundred Eighty Million Eight Hundred Twenty One Thousand Pesos (₱780,821,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice per month, in the form of financial assistance to the military personnel of the AFP.

7. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Army shall be used exclusively for said purposes.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Army in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Army upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

9. Reporting and Posting Requirements. The Philippine Army shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) Philippine Army’s website.

The Philippine Army shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱ 4,686,182,000	₱ 1,123,417,000		₱	₱	5,809,599,000
Administration of Personnel Benefits	1,220,730,000					1,220,730,000

Sub-total, General Administration and Support	5,906,912,000	1,123,417,000				7,030,329,000

APRIL 29, 2019	OFFICIAL GAZETTE	21
DEPARTMENT OF NATIONAL DEFENSE

Operations
Level of mission capability of any units in ground operations attained		68,582,044,000		12,279,511,000		3,515,482,000		84,377,037,000

LAID FORCES DEFENSE PROGRAM		68,582,044,000		12,279,511,000		3,515,482,000		84,377,037,000

Force-Level Support Services		3,062,679,000		620,091,000		24,375,000		3,707,145,000
Force Development				1,128,342,000				1,128,342,000
Force Sustainment		65,519,365,000		10,529,278,000		3,491,107,000		79,539,750,000
Project(s)
Locally-Funded Project(s)				1,800,000				1,800,000

1. Repair of Enlisted Personnel Barracks of the 61st Infantry Battalion, 3rd Infantry Division, PA, Camp Monteclaro, Barangay Igtuba, Miagao, Iloilo				1,200,000				1,200,000
2. Repair of Administrative Building of the 61st Infantry Battalion, 3rd Infantry Division, PA, Camp Monteclaro, Barangay Igtuba, Miagao, Iloilo				600,000				600,000

Sub-total, Operations		68,582,044,000		12,279,511,000		3,515,482,000		84,377,037,000

TOTAL NEW APPROPRIATIONS	₱	74,488,956,000	₱	13,402,928,000	₱	3,515,482,000	₱	91,407,366,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	309,892

Total Permanent Positions	309,892

Other Compensation Common to All
Personnel Economic Relief Allowance	30,792
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	7,698
Honoraria	106
Mid-Year Bonus - Civilian	25,824
Year End Bonus	25,024
Cash Gift	6,415

22	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Productivity Enhancement Incentive	6,415
Step Increment	775

Total Other Compensation Common to All	104,329

Other Compensation for Specific Groups
Magna Carta for Public health Workers	34,661
Longevity Pay	4,896
Lump-Sum for Filling of Positions - Civilian	5,221

Total Other Compensation for Specific Groups	44,778

Other Benefits
PAG-IBIG Contributions	1,540
PhilHealth Contributions	4,129
Employees Campensation Insurance Premiums	1,540
Retirement Gratuity	15,975
Terminal Leave	7,366

Total Other Benefits	30,550

Military/Uniformed Personnel
Basic Pay
Base Pay	37,761,933

Total Basic Pay	37,761,933

Other Compensation Common to All
Personnel Economic Relief Allowance	2,361,456
Clothing/ Uniform Allowance	932,312
Subsistence Allowance	9,216,178
Laundry Allowance	38,266
Quarters Allowance	476,224
Longevity Pay	8,340,059
Mid-Year Bonus - Military/Uniformed Personnel	3,146,828
Year-end Bonus	3,146,828
Cash Gift	491,970
Productivity Enhancement Incentive	491,970

Total Other Compensation Common to All	28,642,091

Other Compensation for Specific Groups
Hazardous Duty Pay	270,094
Flying Pay	30,038
Hazard Duty Pay	637,594
Combat Duty Pay	2,981,412
Instructor’s Duty Pay	323,933
Reservist’s Pay	382,241
Medal of Valor Award	20,700
Parachutist Pay	310,901
Lump-Sum for Filling of Positions - Military/Uniformed Personnel	699,972

Total Other Compensation for Specific Groups	5,656,885

APRIL 29, 2019	OFFICIAL GAZETTE	23
DEPARTMENT OF NATIONAL DEFENSE

Other Benefits
Special Group Term Insurance	7,859
PAG-IBIG Contributions	118,073
PhilHealth Contributions	497,104
Employees Compensation Insurance Premiums	118,073
Terminal Leave	1,197,389

Total Other Benefits	1,938,498

Total Personnel Services	74,488,956

Maintenance and Other Operating Expenses
Travelling Expenses	320,583
Training and Scholarship Expenses	363,863
Supplies and Materials Expenses	6,727,663
Utility Expenses	559,356
Communication Expenses	125,659
Awards/Rewards and Prizes	1,557
Survey, Research, Exploration and Development Expenses	5,233
Demolition/Relocation and Desilting/Dredging Expenses	1,053
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	444,000
Professional Services	78,260
General Services	9,276
Repairs and Maintenance	2,391,275
Financial Assistance/Subsidy	1,640,631
Taxes, Insurance Premiues and Other Fees	59,198
Labor and Wages	63,271
Other Maintenance and Operating Expenses
Advertising Expenses	1,550
Printing and Publication Expenses	17,876
Representation Expenses	457,601
Transportation and Delivery Expenses	80,348
Rent/Lease Expenses	25,285
Membership Dues and Contributions to Organizations	225
Subscription Expenses	2,554
Other Maintenance and Operating Expenses	26,611

Total Maintenance and Other Operating Expenses	13,402,928

Total Current Operating Expenditures	87,891,884

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	54,930
Buildings and Other Structures	534,526
Machinery and Equipment Outlay	2,178,576
Transportation Equipment Outlay	747,450

Total Capital Outlays	3,515,482

TOTAL NEW APPROPRIATIONS	91,407,366

24	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

For general administration and support, and operations, as indicated hereunder	₱	24,584,360,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,560,241,000	₱	526,459,000		₱		₱	2,086,700,000
Operations		13,183,695,000		8,961,669,000			352,296,000		22,497,660,000

AIR FORCES DEFENSE PROGRAM		13,183,695,000		8,961,669,000			352,296,000		22,497,660,000

TOTAL NEW APPROPRIATIONS	₱	14,743,936,000	₱	9,488,128,000		₱	352,296,000	₱	24,584,360,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Air Force General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

The Philippine Air Force shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Air Force and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Air Force website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Air Force shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (₱100,000) per quarter for each Philippine Air Force squadron may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Air Force.

5. Rice Subsidy. The amount of One Hundred Forty Eight Million Seven Hundred Sixty Two Thousand Pesos (₱148,762,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice per month, in the form of financial assistance to the military personnel of the Philippine Air Force.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Air Force shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Air Force in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Air Force upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

APRIL 29, 2019	OFFICIAL GAZETTE	25
DEPARTMENT OF NATIONAL DEFENSE

8. Reporting and Posting Requirements. The Philippine Air Force shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) Philippine Air Force’s website.

The Philippine Air Force shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	628,040,000	₱	526,459,000		₱		₱	1,154,499,000
Administration of Personnel Benefits		932,201,000							932,201,000

Sub-total, General Administration and Support		1,560,241,000		526,459,000					2,086,700,000

Operations
Level of mission capability of Air Force Units in air operations attained		13,183,695,000		8,961,669,000			352,296,000		22,497,660,000

AIR FORCES DEFENSE PROGRAM		13,183,695,000		8,961,669,000			352,296,000		22,497,660,000

Force-Level Support Services		2,731,885,000		307,240,000			18,500,000		3,057,625,000
Force Development		5,552,798,000		4,046,406,000			180,013,000		9,779,217,000
Force Sustainment		4,899,012,000		4,608,023,000			153,783,000		9,660,818,000

Sub-total, Operations		13,183,695,000		8,961,669,000			352,296,000		22,497,660,000

TOTAL NEW APPROPRIATIONS	₱	14,743,936,000		₱ 9,488,128,000		₱	352,296,000		₱ 24,584,360,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	292,354

26	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Permanent Positions	292,354

Other Compensation Common to All
Personnel Economic Relief Allowance	30,048
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	7,512
Mid-Year Bonus - Civilian	24,363
Year End Bonus	24,363
Cash Gift	6,260
Productivity Enhancement Incentive	6,260
Step Increment	731

Total Other Compensation Common to All	99,897

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	30,066
Longevity Pay	3,908

Total Other Compensation for Specific Groups	33,974

Other Benefits
PAG-IBIG Contributions	1,503
PhilHealth Contributions	3,853
Employees Compensation Insurance Premiums	1,503
Retirement Gratuity	25,176
Loyalty Award-Civilian	1,065
Terminal leave	10,079

Total Other Benefits	43,179

Military/Uniformed Personnel
Basic Pay
Base Pay	7,211,484

Total Basic Pay	7,211,484

Other Compensation Common to All
Personnel Economic Relief Allowance	422,688
Clothing/Uniform Allowance	236,610
Subsistence Allowance	964,258
Laundry Allowance	7,155
Quarters Allowance	94,445
Longevity Pay	1,469,365
Mid-Year Bonus - Military/Uniformed Personnel	600,957
Year-end Bonus	600,957
Cash Gift	88,060
Productivity Enhancement Incentive	88,060

Total Other Compensation Common to All	4,572,555

APRIL 29, 2019	OFFICIAL GAZETTE	27
DEPARTMENT OF NATIONAL DEFENSE

Other Compensation for Specific Groups
Hazardous Duty Pay	210,925
Flying Pay	695,789
Hazard Duty Pay	114,124
Hardship Allowance	17,332
Combat Duty Pay	287,820
Instructor’s Duty Pay	60,259
Reservist’s Pay	60,163
Medal of Valor Award	1,800
Specialist Pay	2,603
Parachutist Pay	6,329
Lump-sum for filling of Positions-Military/Uniformed Personnel (MUP)	591,577

Total Other Compensation for Specific Groups	2,048,721

Other Benefits
Special Group Term Insurance	1,268
PAG-IBIG Contributions	21,134
PhilHealth Contributions	92,867
Employees Compensation Insurance Premiums	21,134
Terminal Leave	305,369

Total Other Benefits	441,772

Total Personnel Services	14,743,936

Maintenance and Other Operating Expenses
Travelling Expenses	275,497
Training and Scholarship Expenses	87,591
Supplies and Materials Expenses	3,118,222
Utility Expenses	379,573
Communication Expenses	50,803
Awards/Rewards and Prizes	1,550
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	17,000
Professional Services	11,157
General Services	4,785
Repairs and Maintenance	4,977,276
Financial Assistance/Subsidy	148,762
Taxes, Insurance Premiums and Other Fees	22,382
Other Maintenance and Operating Expenses
Advertising Expenses	2,140
Printing and Publication Expenses	2,823
Representation Expenses	290,179
Transportation and Delivery Expenses	9,221
Rent/Lease Expenses	4,231
Membership Dues and Contributions to Organizations	87
Subscription Expenses	83,249
Donations	1,600

Total Maintenance and Other Operating Expenses	9,488,128

Total Current Operating Expenditures	24,232,064

28	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	143,907
Transportation Equipment Outlay	208,389

Total Capital Outlays	352,296

TOTAL NEW APPROPRIATIONS	24,584,360

G.3. PHILIPPINE NAVY (NAVAL FORCES)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	27,842,155,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	2,498,659,000	₱	175,889,000		₱	7,298,000	₱	2,681,846,000
Operations		16,836,110,000		7,078,694,000			1,245,505,000		25,160,309,000

NAVAL FORCES DEFENSE PROGRAM		16,836,110,000		7,078,694,000			1,245,505,000		25,160,309,000

TOTAL NEW APPROPRIATIONS	₱	19,334,769,000	₱	7,254,583,000		₱	1,252,803,000	₱	27,842,155,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Navy General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Navy shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Flag-Officer-In-Command of the Philippine Navy and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Navy website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Navy shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (₱100,000) per quarter for each company or its equivalent in the Philippine Navy may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Navy.

APRIL 29, 2019	OFFICIAL GAZETTE	29
DEPARTMENT OF NATIONAL DEFENSE

5. Rice Subsidy. The amount of One Hundred Eighty Five Million Three Hundred Twenty Eight Thousand Pesos (₱185,328,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Navy.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Navy shall be used exclusively for said purpose.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Navy in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Navy upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

8. Reporting and Posting Requirements. The Philippine Navy shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) Philippine Navy’s website.

The Philippine Navy shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The data of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,873,332,000	₱	175,889,000		₱	7,298,000	₱	2,056,519,000
Administration of Personnel Benefits		625,327,000							625,127,000

Sub-total, General Administration and Support		2,498,659,000		175,889,000			7,298,000		2,681,846,000

Operations
Level of mission capability of navy units in naval operations attained		16,836,110,000		7,078,694,000			1,245,505,000		25,160,309,000

NAVAL FORCES DEFENSE PROGRAM		16,836,110,000		7,078,694,000			1,245,505,000		25,160,309,000

Force-Level Support Services		4,768,804,000		3,230,412,000			285,293,000		8,284,509,000
Force Development		11,035,635,000		3,190,741,000			889,017,000		15,115,393,000
Force Sustainment		1,031,671,000		656,341,000			17,395,000		1,785,407,000
Project(s)
Locally-Funded Project(s)				1,200,000			53,800,000		55,000,000

1. Requirement for Maritime Command Center in Tawi-Tawi				1,200,000			23,000,000		25,000,000

30	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

2. Construction of a female barracks at the Fort Bonifacio Naval Station						30,000,000		30,000,000

Sub-total, Operations		16,836,110,000		7,078,694,000		1,245,505,000		25,160,309,000

TOTAL NEW APPROPRIATIONS	₱	19,334,769,000	₱	7,254,583,000	₱	1,252,803,000	₱	27,842,155,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	243,661

Total Permanent Positions	243,661

Other Compensation Common to All
Personnel Economic Relief Allowance	24,240
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	6,060
Mid-Year Bonus - Civilian	20,305
Year End Bonus	20,305
Cash Gift	5,050
Productivity Enhancement Incentive	5,050
Step Increment	610

Total Other Compensation Common to All	81,980

Other Compensation for Specific Groups
Magna Carta for Public Health workers	16,225
Longevity Pay	4,229

Total Other Compensation for Specific Groups	20,454

Other Benefits
PAG-IBIG Contributions	1,212
PhilHealth Contributions	3,204
Employees Compensation Insurance Premiums	1,212
Retirement Gratuity	10,683
Loyalty Award-Civilian	255
Terminal Leave	4,044

Total Other Benefits	20,610

APRIL 29, 2019	OFFICIAL GAZETTE	31
DEPARTMENT OF NATIONAL DEFENSE

Military/Uniformed Personnel
Basic Pay
Base Pay	9,760,327

Total Basic Pay	9,760,327

Other Compensation Common to All
Personnel Economic Relief Allowance	570,240
Clothing/ Uniform Allowance	172,848
Subsistence Allowance	1,300,861
Laundry Allowance	9,637
Quarters Allowance	127,758
Longevity Pay	2,632,629
Mid-Year Bonus - Military/Uniformed Personnel	813,360
Year-end Bonus	813,360
Cash Gift	118,800
Productivity Enhancement Incentive	118,800

Total Other Compensation Common to All	6,678,293

Other Compensation for Specific Groups
Hazardous Duty Pay	305,172
Flying Pay	71,419
Overseas Allowance	14,632
Sea Duty Pay	493,445
Hazard Duty Pay	153,965
Hardship Allowance	285,824
Combat Duty Pay	310,248
Instructor’s Duty Pay	32,302
Reservist’s Pay	39,677
Medal of Valor Award	6,300
Specialist’s Pay	305
Parachutist Pay	21,354
Anniversary Bonus – Military/Uniformed
Personnel	497,096

Total Other Compensation for Specific Groups	2,231,739

Other Benefits
Special Group Term Insurance	1,712
PAG-IBIG Contributions	28,513
PhilHealth Contributions	125,463
Employees Compensation Insurance Premiums	28,513
Terminal Leave	113,504

Total Other Benefits	297,705

Total Personnel Services	19,334,769

Maintenance and Other Operating Expenses
Travelling Expenses	197,515
Training and Scholarship Expenses	162,612
Supplies and Materials Expenses	2,990,546
Utility Expenses	489,016

32	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Communication Expenses	149,417
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	39,749
Professional Services	31,566
General Services	19,097
Repairs and Maintenance	2,429,150
Financial Assistance/Subsidy	185,328
Taxes, Insurance Premiums and Other Fees	54,386
Other Maintenance and Operating Expenses
Printing and Publication Expenses	16,591
Representation Expenses	231,301
Transportation and Delivery Expenses	5,296
Rent/Lease Expenses	20,180
Subscription Expenses	6,258
Other Maintenance and Operating Expenses	226,575

Total Maintenance and Other Operating Expenses	7,254,583

Total Current Operating Expenditures	26,589,352

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	96,904
Machinery and Equipment Outlay	247,685
Transportation Equipment Outlay	907,921
Other Property Plant and Equipment Outlay	293

Total Capital Outlays	1,252,803

TOTAL NEW APPROPRIATIONS	27,842,155

G.4. GENERAL HEADQUARTERS, AFP AND AFP WIDE SERVICE SUPPORT UNITS (AFPWSSUs)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	36,564,690,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	3,275,748,000	₱	404,917,000	₱		₱		₱	3,680,665,000
Operations		2,464,276,000		5,181,852,000		19,000		25,237,878,000		32,884,025,000

JOINT FORCE PLANNING PROGRAM		378,973,000		469,550,000		19,000				848,542,000
JOINT FORCE OPERATORS PROGRAM		660,416,000		3,147,957,000				41,190,000		3,849,563,000
JOINT FORCE CAPABILITY PROGRAM		1,424,887,000		1,564,345,000				25,196,688,000		28,185,920,000

TOTAL NEW APPROPRIATIONS	₱	5,740,024,000	₱	5,586,769,000	₱	19,000	₱	25,237,878,000	₱	36,564,690,000

APRIL 29, 2019	OFFICIAL GAZETTE	33
DEPARTMENT OF NATIONAL DEFENSE

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the AFP Medical Center shall be deposited in an authorized government depositary bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from Philhealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said income be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The General Headquarters of the AFP shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The AFP Chief of Staff and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the AFP website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the AFP shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Trust Receipts from Firearms License Fees. Thirty percent (30%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated military personnel in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

4. Trust Receipts for the United Nations Peacekeeping Operations. The funds provided by the United Nations for the peacekeeping operations shall be used to cover the allowance, uniform, gear and equipment, weaponry and training ammunition, pre-deployment expenses, and maintenance of the Peacekeeping Training Center subject to the condition that said funds shall first be used to reimburse any advances made by the National Government to fund the foregoing requirements. Said funds shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

5. Armed Forces of the Philippines Modernization Program. The amount of Twenty Five Billion Pesos (₱25,000,000,000) appropriated herein for the Revised AFP Modernization Program shall be used exclusively to support the funding requirements for the modernization projects in accordance with R.A. No. 10349.

The allotment for the purpose shall be issued only upon submission by the DND of the recommendation by the appropriate bids and awards committee for the award of contracts for the modernization projects.

6. Intelligence and Confidential Funds. No appropriations authorized under the AFP as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Confidential funds authorized under the AFP shall be released or disbursed only upon approval of the Secretary of National Defense.

Implementation of this provision shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued by agencies concerned.

7. Bilateral Engagements. The amounts appropriated for bilateral engagements shall be administered by the General Headquarters of the AFP. Any materiel, supplies, equipment, facilities and other property received by the General Headquarters in connection with the activities undertaken pursuant to said bilateral engagements shall be booked-up as government property.

8. Combat Expenses. An amount not exceeding One Hundred Thousand Pesos (₱100,000) per quarter for each company or its equivalent in the General Headquarters of the AFP may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

9. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the General Headquarters of the AFP shall be used exclusively for said purposes.

10. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the General Headquarters of the AFP.

11. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the General Headquarters of the AFP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the AFP upon the recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

12. Rice Subsidy. The amount of Fourteen Million Sixty Two Thousand Pesos (₱14,062,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the General Headquarters of the AFP.

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13. Reporting and Posting Requirements. The AFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	AFP’s website.

The AFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

14. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,543,659,000	₱	404,917,000	₱		₱		₱	1,948,576,000

National Capital Region (NCR)		1,543,659,000		404,917,000						1,948,576,000

General Headquarters - Proper		1,543,659,000		404,917,000						1,948,576,000

Administration of Personnel Benefits		1,732,089,000								1,732,089,000

National Capital Region (NCR)		1,616,341,000								1,616,341,000

Armed Forces of the Philippines Medical Center		106,840,000								106,840,000
General Headquarters - Proper		1,502,025,000								1,502,025,000
Presidential Security Group		7,476,000								7,476,000
Cordillerra Administrative Region (CAR)		115,748,000								115,748,000

Philippine Military Academy		115,748,000								115,748,000

Sub-total, General Administration and Support		3,275,748,000		404,917,000						3,680,665,000

Operations
Sovereignty of the State and the Filipino people protected		2,464,276,000		5,181,852,000		19,000		25,237,878,000		32,884,025,000

JOINT FORCE PLANNING PROGRAM		378,973,000		469,550,000		19,000				848,542,000

Military policy and strategic formulation		378,973,000		469,550,000		19,000				848,542,000

National Capital Region (NCR)		378,973,000		469,550,000		19,000				848,542,000

APRIL 29, 2019	OFFICIAL GAZETTE	35
DEPARTMENT OF NATIONAL DEFENSE

General Headquarters - Proper	378,973,000	469,550,000	19,000		848,542,000
JOINT FORCE OPERATIONS PROGRAM	660,416,000	3,147,957,000		41,190,000	3,849,563,000

JOINT FORCE OPERATIONS SUB-PROGRAM		737,522,000			737,522,000

Joint force combatant command		559,697,000			559,697,000

National Capital Region (NCR)		559,697,000			559,697,000

General Headquarters - Proper		559,697,000			559,697,000
Multinational/Foreign Engagements and Peace Support Operations		177,825,000			177,825,000

National Capital Region (NCR)		177,825,000			177,825,000

General Headquarters - Proper		177,825,000			177,825,000
JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM	660,416,000	2,410,435,000		41,190,000	3,112,041,000

Presidential Security and Protection (Presidential Security Group)	184,161,000	298,042,000		4,000,000	486,203,000

National Capital Region (NCR)	184,161,000	298,042,000		4,000,000	486,203,000

Presidential Security Group	184,161,000	298,042,000		4,000,000	486,203,000
Joint force support command	476,255,000	2,112,393,000		37,190,000	2,625,838,000

National Capital Region (NCR)	476,255,000	2,112,393,000		37,190,000	2,625,838,000

General Headquarters - Proper	476,255,000	2,112,393,000		37,190,000	2,625,838,000
JOINT FORCE CAPABILITY PROGRAM	1,424,887,000	1,564,345,000		25,196,688,000	28,185,920,000

JOINT FORCE SERVICE SUPPORT OPERATIONS SUB-PROGRAM	3,025,000	215,724,000			218,749,000

Joint Force Support Units	977,000	87,749,000			88,726,000

National Capital Region (NCR)	977,000	87,749,000			88,726,000

General Headquarters - Proper	977,000	87,749,000			88,726,000
Reserve Force Development	2,048,000	10,518,000			12,566,000

National Capital Region (NCR)	2,048,000	10,518,000			12,566,000

General Headquarters - Proper	2,048,000	10,518,000			12,566,000
Ordnance Build-up/Strategic lift and mobility		117,457,000			117,457,000

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GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)				117,457,000						117,457,000

General Headquarters - Proper				117,457,000						117,457,000
MILITARY MEDICAL AND TRAINING SUPPORT SUB-PROGRAM		1,421,862,000		1,348,621,000						2,770,483,000

Tertiary Health Care (AFP Medical Center)		491,292,000		1,131,294,000						1,622,586,000

National Capital Region (NCR)		491,292,000		1,131,294,000						1,622,586,000

Armed Forces of the Philippines Medical Center		491,292,000		1,131,294,000						1,622,586,000
Post-Commission training program		3,699,000		31,274,000						34,973,000

National Capital Region (NCR)		3,699,000		31,274,000						34,973,000

General Headquarters - Proper		3,699,000		31,274,000						34,973,000
Pre-Commission Officer Training (Philippine Military Academy)		926,871,000		186,053,000						1,112,924,000

Cordillera Administrative Region (CAR)		926,871,000		186,053,000						1,112,924,000

Philippine Military Academy		926,871,000		186,053,000						1,112,924,000
Projects
Locally-Funded Project(s)								25,196,688,000		25,196,688,000

1. AFP MODERNIZATION SUB-PROGRAM								25,000,000,000		25,000,000,000

Revised AFP Modernization Program								25,000,000,000		25,000,000,000

National Capital Region (NCR)								25,000,000,000		25,000,000,000

General Headquarters - Proper								25,000,000,000		25,000,000,000
2. Construction of a 4-Storey Tactics and Academic Building, Philippine Military Academy								171,688,000		171,688,000

Cordillera Administrative Region (CAR)								171,688,000		171,688,000

Philippine Military Academy								171,688,000		171,688,000
3. Construction of Building for the Corps of Professors, Camp Aguinaldo								25,000,000		25,000,000

National Capital Region (NCR)								25,000,000		25,000,000

General Headquarters - Proper								25,000,000		25,000,000

Sub-total, Operations		2,464,276,000		5,181,852,000		19,000		25,237,878,000		32,884,025,000

TOTAL NEW APPROPRIATIONS	₱	5,740,024,000	₱	5,586,769,000	₱	19,000	₱	25,237,878,000	₱	36,564,690,000

APRIL 29, 2019	OFFICIAL GAZETTE	37
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	691,046

Total Permanent Positions	691,046

Other Compensation Common to All
Personnel Economic Relief Allowance	67,464
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	16,866
Mid-Year Bonus - Civilian	57,587
Year End Bonus	57,587
Cash Gift	14,055
Productivity Enhancement Incentive	14,055
Step Increment	1,728

Total Other Compensation Common to All	230,182

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	75,837
Longevity Pay	9,142
Lump-sum for filling of Positions-Civilian	59,962

Total Other Compensation for Specific Groups	144,941

Other Benefits
PAG-IBIG Contributions	3,373
PhilHealth Contributions	9,083
Employees Compensation Insurance Premiums	3,373
Retirement Gratuity	43,161
Terminal Leave	22,978

Total Other Benefits	81,968

Military/Uniformed Personnel
Basic Pay
Base Pay	1,559,820

Total Basic Pay	1,559,820

Other Compensation Common to All
Personnel Economic Relief Allowance	63,239
Clothing/ Uniform Allowance	38,258

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GENERAL APPROPRIATIONS ACT, FY 2019

Subsistence Allowance	196,831
Laundry Allowance	1,900
Quarters Allowance	18,184
Longevity Pay	358,658
Mid-Year Bonus - Military/Uniformed Personnel	129,987
Year-end Bonus	129,987
Cash Gift	13,174
Productivity Enhancement Incentive	13,174

Total Other Compensation Common to All	963,392

Other Compensation for Specific Groups
Hazardous Duty Pay	14,577
Special Duty Allowance	78,612
Overseas Allowance	202,055
Combat Incentive Pay	10,000
Hazard Duty Pay	17,077
Combat Duty Pay	9,324
Incentive Pay	89,029
Instructor’s Duty Pay	18,444
Lump-sum for filling of Positions-Military/Uniformed Personnel (MUP]	226,762

Total Other Compensation for Specific Groups	665,880

Other Benefits
Special Group Term Insurance	192
PAG-IBIG Contributions	3,164
PhilHealth Contributions	17,049
Employees Compensation Insurance Premiums	3,164
Retirement Gratuity	1,379,226

Total Other benefits	1,402,795

Total Personnel Services	5,740,024

Maintenance and Other Operating Expenses
Travelling Expenses	267,553
Training and Scholarship Expenses	146,433
Supplies and Materials Expenses	1,950,432
Utility Expenses	601,216
Communication Expenses	121,077
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	1,238,699
Professional Services	45,960
General Services	75,097
Repairs and Maintenance	404,341
Financial Assistance/Subsidy	14,062
Taxes, Insurance Premiums and Other Fees	30,799
Labor and Wages	14,600
Other Maintenance and Operating Expenses
Advertising Expenses	2,163
Printing and Publication Expenses	11,228
Representation Expenses	432,249
Transportation and Delivery Expenses	9,382
Rent/Lease Expenses	56,732
Membership Dues and Contributions to Organizations	981

APRIL 29, 2019	OFFICIAL GAZETTE	39
DEPARTMENT OF NATIONAL DEFENSE

Subscription Expenses	11,412
Other Maintenance and Operating Expenses	152,353

Total Maintenance and Other Operating Expenses	5,586,769

Financial Expenses
Bank Charges	19

Total Financial Expenses	19

Total Current Operating Expenditures	11,326,812

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	196,688
Machinery and Equipment Outlay	25,037,190
Other Property Plant and Equipment Outlay	4,000

Total Capital Outlays	25,237,878

TOTAL NEW APPROPRIATIONS	36,564,690

40	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF NATIONAL DEFENSE

	Currant Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY - PROPER	₱	172,469,000	₱	329,873,000	₱		₱	24,159,000	₱	526,501,000
B. GOVERNMENT ARSENAL		253,367,000		987,261,000				18,000,000		1,258,628,000
C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES		51,243,000		105,852,000				31,879,000		188,974,000
D. OFFICE OF CIVIL DEFENSE		229,828,000		641,754,000				505,193,000		1,376,775,000
E. PHILIPPINE VETERANS AFFAIRS OFFICE-PROPER		138,625,000		466,783,000				900,000		606,308,000
F. VETERANS MEMORIAL MEDICAL CENTER		725,817,000		986,690,000				153,929,000		1,866,436,000
G. ARMED FORCES OF THE PHILIPPINES		114,307,685,000		35,732,408,000		19,000		30,358,459,000		180,398,571,000

G.1. PHILIPPINE ARMY (LAND FORCES)		74,488,956,000		13,402,928,000				3,515,482,000		91,407,366,000
G.2. PHILIPPINE AIR FORCE (AIR FORCES)		14,743,936,000		9,488,128,000				352,296,000		24,584,360,000
G.3. PHILIPPINE NAVY (NAVAL FORCES)		19,334,769,000		7,254,583,000				1,252,803,000		27,842,155,000
G.4. GENERAL HEADQUARTERS, AFP AND AFP WIDE SERVICE SUPPORTS UNITS (AFPWSSUS)		5,740,024,000		5,586,769,000		19,000		25,237,878,000		36,564,690,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF NATIONAL DEFENSE	₱	115,879,034,000	₱	39,250,621,000	₱	19,000	₱	31,092,519,000	₱	186,222,193,000

APRIL 29, 2019	OFFICIAL GAZETTE	41
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

XIX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations including locally-funded and foreign-assisted projects, as indicated hereunder	₱	549,390,514,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	7,894,114,000	₱	787,240,000	₱	4,248,065,000	₱	12,929,419,000
Support to Operations		860,438,000		11,972,338,000		19,096,548,000		31,929,324,000
Operations						504,531,771,000		504,531,771,000

ASSET PRESERVATION PROGRAM						45,474,681,000		45,474,681,000
NETWORK DEVELOPMENT PROGRAM						95,291,979,000		95,291,979,000
BRIDGE PROGRAM						24,287,254,000		24,287,254,000
FLOOD MANAGEMENT PROGRAM						90,723,796,000		90,723,796,000
LOCAL PROGRAM						218,442,709,000		218,442,709,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM						30,311,352,000		30,311,352,000

TOTAL NEW APPROPRIATIONS	₱	8,754,552,000	₱	12,759,578,000	₱	527,876,384,000	₱	549,390,514,000

Special Provision(s)

~~1. Special Road Support Fund. In addition to the amounts appropriated herein, the amount of Eight Billion Four Hundred Nineteen Million Eight Hundred Forty Six Thousand Pesos (₱8,419,846,000) shall be used for the maintenance of roads including bridges and improvement of drainage of national primary and secondary roads including bridges, sourced from eighty percent (80%) collections from the Motor Vehicles User’s Charge (MVUC), subject to the following:~~

~~(a) Five percent—(5%) of the total appropriations shall be used for the maintenance of local roads converted or taken over as national roads during the current year. Any balance therefrom may be used for the maintenance of existing national roads; and~~

~~(b) Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.~~ (DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 958, R.A. No. 11260)

[~~2. Special Road Safety Fund. In addition to the amounts appropriated herein, the amount of Nine Hundred Nine Million One Hundred Forty Three Thousand Pesos (₱909,143,000) shall be used for the installation of adequate and efficient traffic lights and road safety devices sourced from seven and one half percent (7.5%) collections from the MVUC, constituted into the Special Road Safety Fund.~~

~~Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.~~] (DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 958, R.A. No. 11260)

[~~3. Special Local Road Fund. In addition to the amounts appropriated herein, One Billion Thirty Nine Million Three Hundred Five Thousand Pesos (₱1,039,305,000) shall be used for the maintenance of local roads, traffic management and road safety devices sourced from five percent (5%) collections from the MVUC, constituted into the Special Local Road Fund~~.

~~Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.~~] (DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 958, R.A. No. 11260)

4. Assessments and Other Collections. The DPMH is authorized to assess service utilities and franchise holders or any other corporation, entity or person, which may cause damage to public works or highway projects, the estimated amount for the reconstruction,

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restoration or renovation of the damaged infrastructure. The proceeds therefrom shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

Other collections by the DPMH such as liquidated damages due from suppliers, consultants or contractors shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

5. Public-Private Partnership Infrastructure Projects. The amount appropriated herein for the Public-Private Partnership Strategic Support Fund shall be used for payment of fees for independent consultants, variation orders, cash subsidy, feasibility studies, advance works improvements and right-of-way (ROW) expenses authorized under R.A. No. 10752 for the following projects: (i) Tarlac-Pangasinan-La Union Toll Expressway; (ii) Daang Hari South Luzon Expressway (SLEX) Link Road; (iii) Minoy Aquino International Airport Expressway; (iv) North Luzon Expressway (HLEX)-SLEX Connector Road Expressway; (v) Cavite-Laguna Expressway; (vi) Laguna-Lakeshore Expressway Dike; (vii) Central Luzon Link Expressway, Phase II; (viii) Quezon-Bicol Expressway; (ix) Batangas-Bauan Expressway; (x) Delpan-Pasig-Marikina Expressway; (xi) Davao-Digos Expressway; (xii) Tarlac-Pangasinan-La Union Toll Expressway Extension; (xiii) Pacific Eastern Seaboard Expressway; (xiv) Mindoro-Batangas Super Bridge; (xv) HLEX East Phase I and II; (xvi) Davao Bypass; (xvii) Metro Cebu Expressway; and (xviii) other priority Public-Private Partnership Infrastructure projects.

In no case shall said amount be used for the payment of the private partner’s financial obligations which the government has guaranteed.

6. Tourism Road Infrastructure Program. The amount appropriated herein for the Tourism Road Infrastructure Program shall be used for the construction, rehabilitation, upgrading, and improvement of roads and bridges jointly identified by the DPMH and the DOT based on the technical criteria and priority areas in support of the National Tourism Development Program and which are no yet covered by other funding sources.

7. Trade and Industry Road Infrastructure Program. The amount appropriated herein for the Roads Leveraging Linkages for Industry and Trade Infrastructure Program shall be used for the construction, rehabilitation, upgrading, and improvement of roads and bridges jointly identified by the DPMH and the DTI based on the technical criteria and priority areas in support of the Industry and Trade Development Program and which are not yet covered by other funding sources.

8. Tikas Program. The amount appropriated herein for the DND-DPMH Convergence Program on Strengthening and Expanding Military Facility Readiness for National Security, also called, “TIKAS: TATAG ng Imprastraktura para sa KAPAYAPAAN at Seguridad” shall be used to cover the construction, rehabilitation, upgrading, and improvement of roads and bridges, and other infrastructure projects jointly identified by the DND and the DPMH based on the technical criteria and priority areas in order to enhance the facility capability and readiness of the military in providing an environment of security conducive for national development and overall increase in quality of life.

9. Local Infrastructure Program. The implementation of the Local Infastructure Program shall be subject to the following:

(a)	engineering and administrative overhead (EAO) expenses which shall not exceed one percent (1%) of the project cost;

(b)

compliance with the standards, designs, or specifications set by the following agencies: (i) DPMH for local roads and bridges, flood control and drainage systems, or multi-purpose buildings; (ii) DPMH and Local Water Utilities Administration for Levels 2 and 3 water supply systems; or (iii) DPMH and DepEd or CHED, as the case maybe, for classrooms, school buildings or academic buildings; and

(c)	Turn-over of the management and ownership of the infrastructure projects upon completion thereof to LGUs, which shall shoulder the maintenance and repair costs.

10. Infrastructure Projects. In the implementation of infrastructure projects, the DPMH may consider the following:

(a)

clustering or de-clustering in the procurement of infrastructure projects for cost efficiency and effective management with due compliance with R.A. No. 9184 and its IRR and the guidelines issued by the GPPB;

(b)

adoption of standards for various hazards, global warming or climate change in the feasibility study, design and detailed engineering works of all infrastructure projects, in coordination with the Climate Change Commission;

(c)	provision of bike lanes and pedestrian-safe sidewalks as well as roadside tree planting; and

(d)	use of available and cost-effective Coconet Bio-Engineering Solution or other methods most appropriate for soil erosion control and slope stabilization.

11. Restriction on Delegation of Project Implementation. To ensure the efficient implementation of infrastructure projects, the DPMH may delegate in the following instances: (i) the AFP Corps of Engineers in high transportation security risk areas; (ii) inter-department or inter-agency projects; and (iii) LGUs with the capability to implement projects either by administration or contract as determined by DPMH, subject to the overall technical supervision of the DPMH.

In addition, for the National Sewerage and Septage Management Program, the DPMH shall: (i) provide the technical requirements; (ii) ensure that the contractors to be engaged by the LGUs are technically capable; and (iii) regularly monitor the Program.

12. Right-of-Way Acquisition and Payments of Contractual Obligations, VAT and other Taxes, and other Obligations of the Republic of the Philippines Pursuant to Sovereign Commitments. The amount appropriated under payments of Right-of-way (ROW) shall be used for ROW expenses authorized under R.A. No. 10752, relative to the implementation of infrastructure projects of the DPMH.

In the implementation of infrastructure projects, the DPMH shall ensure that all ROW expenses authorized under R.A. No. 10752 are settled before the commencement of projects.

The amount of Nine Hundred Seventy Four Million Seventy Two Thousand Pesos (₱974,072,000) under payment of Contractual Obligations, VAT and other Taxes shall be used to cover the payment of Contractual Obligations, VAT and other Taxes, and other obligations as a result of sovereign commitments under ODA grants or loans, notwithstanding Section 229 of R.A. No. 8424, as amended.

APRIL 29, 2019	OFFICIAL GAZETTE	43
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Release of funds shall be subject to the submission of the list of claimants with the corresponding projects and amounts certified correct by the DPMH and a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

13. Project-Related Expenses. For infrastructure projects costing more than One Million Pesos (₱1,000,000), the DPMH is authorized to deduct, but not to exceed the following percentages of the project civil works cost, to be used for: (i) EAO expenses; or (ii) MODE:

(a)	three and one-half percent (3.5%) for releases to the Central Office;

(b)	two and one-half percent (2.5%) for releases to the Regional Offices (ROs);

(c)	two percent (2%) for releases to the District Engineering Offices (DEOs);

(d)	one percent (1%) for infrastructure projects under the Local Infrastructure Program undertaken by the Central Office, ROs or DEOs; and

(e)	one-half percent (0.5%) for infrastructure projects of other agencies undertaken by the Central Office, ROs or DEOs.

For EAO expenses, the same shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job-orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Disbursements or expenditures by DPMH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

14. Implementation of Flood Control Projects in the National Capital Region. The DPMH shall implement foreign-assisted flood control projects and transfer the same to the MMDA only upon completion thereof or revision of the loan agreement indicating the MMDA as the implementing agency.

15. Geo-tagging of Infrastructure Projects. The DPMH shall provide geotagged photos of all regular infrastructure civil works project components with costs greater than PHP 50 Million before project implementation for infrastructure implemented by DPMH on behalf of other agencies, the originating agency shall be responsible for capturing geotagged photos.

16. Allocation for Autonomous Region in Muslim Mindanao. The DPMH shall ensure that the requirements of ARMM are provided in the regional allocation of funds sourced from the Special Road Support Fund, Special Road Safety Fund and Special Local Road Fund. The funds for the purpose shall be released based on the submission to the DBM of the allocation for ARMM per province, copy furnished said provinces.

17. Implementation of Infrastructure Projects for Autonomous Region in Muslim Mindanao. All infrastructure projects to be implemented by the DPMH shall be in accordance with R. A. 11054.

18. Quick Response Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for reconstruction or rehabilitation programs, activities or projects, in order that the situation and living conditions of people in communities or areas stricken by natural or human-induced calamities, epidemics, crises, and catastrophes, which occured in the last quarter of the immediately preceding year and those occuring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities nor for any other purpose not authorized in this Act.

19. Green Evacuation Centers. The DPMH shall take into account the climate risk information and green building standards to be issued by the Climate Change Commission in coordination with other government agencies and relevant stakeholders in the identification of site, design and construction of green evacuation centers. The DPMH shall ensure that the centers can withstand wind speed of Three Hundred (300) kilometers per hour and moderate seismic activity of at least 8.0 magnitude on the richter scale; utilize natural ventilation and rainwater through the inclusion of a rainwater catchment/harvesting system; and include facilities for the special needs of women, children, elderly, persons with disabilities and such other physical provisions guaranteeing a humane condition for evacuees. In the selection of sites, the DPMH shall consider site stability and susceptibility to landslide or flooding based on the latest vulnerability and risk assessment and geohazard maps of the Department of Environment and Natural Resources. No center shall be located on a no-build zone.

The Evacuation Centers shall be turned over to the LGU concerned which shall be responsible for th maintenance and operation of the centers. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, R.A. No. 11260)

20. Updating of Road Inventory. The DPMH, in coordination with the Department of Transportation and the Department of the Interior and Local Government, shall update the inventory of roads needed to maximize connectivity of high capacity transit stations.

21. Secretariat of the Road Board. The DPMH shall, as needed, absorb the employees of the secretariat of the Road Board in accordance with the provisions of law abolishing the Road Board and authorizing the transfer of its rights, assets and liabilities to the DPMH within six (6) months from the effectivity of the said law, the secretariat shall wind up the affairs of the Road Board, such as the transfer of its assets, records and documents relating to Road Board approved projects, the settlement of existing contractual obligations and liabilities, conduct of inventory, and other administrative matters.

22. Tulay ng Pangulo Para sa Kaunlarang Pang-Agraryo. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein for the Tulay ng Pangulo Para sa Kaunlarang Pang-Agraryo shall be used to cover the operating cost and other related civil works in the construction and installation of remaining bridges identified by the DAR in the agrarian reform communities in support of the Agriculture and Fisheries Modernization Program. Release of funds shall be subject to the submission by the DPMH of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

23. Reporting and Posting Requirements. The DPMH shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

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(b)	DPMH’s website

The DPMH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirements.

24. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
General Administration and Support	₱	7,894,114,000	₱	787,240,000	₱	4,248,065,000	₱	12,929,419,000

General Management and Supervision		7,609,080,000		787,240,000		4,248,065,000		12,644,385,000

National Capital Region (NCR)		1,582,289,000		376,802,000		4,248,065,000		6,207,156,000

Central Office		1,256,093,000		353,877,000		4,248,065,000		5,858,035,000
NCR Regional Office - Proper		68,309,000		11,945,000				80,254,000
Las Piñas-Muntinlupa District Engineering Office		20,391,000		1,220,000				21,611,000
Malabon-Navotas District Engineering Office		19,819,000		1,220,000				21,039,000
Metro Manila 1st District Engineering Office		28,294,000		1,220,000				29,514,000
Metro Manila 2nd District Engineering Office		29,201,000		1,220,000				30,421,000
Metro Manila 3rd District Engineering Office		27,671,000		1,220,000				28,891,000
North Manila District Engineering Office		28,578,000		1,220,000				29,798,000
Quezon City 1st District Engineering Office		33,441,000		1,220,000				34,661,000
Quezon City 2nd District Engineering Office		33,946,000		1,220,000				35,166,000
South Manila District Engineering Office		36,546,000		1,220,000				37,766,000
Region I - Ilocos		387,738,000		24,948,000				412,686,000

Regional Office I - Proper		114,224,000		12,908,000				127,132,000
Ilocos Norte 1st District Engineering Office		28,015,000		1,204,000				29,219,000
Ilocos Norte 2nd District Engineering Office		26,306,000		1,204,000				27,510,000
Ilocos Sur 1st District Engineering Office		20,751,000		1,204,000				21,955,000

APRIL 29, 2019	OFFICIAL GAZETTE	45
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Ilocos Sur 2nd District Engineering Office	33,904,000	1,204,000	35,108,000
La Union 1st District Engineering Office	28,554,000	1,204,000	29,758,000
La Union 2nd District Engineering Office	23,005,000	1,204,000	24,209,000
Pangasinan 1st District Engineering Office	28,723,000	1,204,000	29,927,000
Pangasinan 2nd District Engineering Office	28,423,000	1,204,000	29,627,000
Pangasinan 3rd District Engineering Office	30,509,000	1,204,000	31,713,000
Pangasinan 4th District Engineering Office	25,324,000	1,204,000	26,528,000
Cordillera Administrative Region (CAR)	383,067,000	28,227,000	411,294,000

Regional Office CAR - Proper	75,838,000	13,800,000	89,638,000
Abra District Engineering Office	28,442,000	1,205,000	29,647,000
Apayao 1st District Engineering Office	21,620,000	1,202,000	22,822,000
Apayao 2nd District Engineering Office	26,319,000	1,202,000	27,521,000
Baguio City District Engineering Office	26,722,000	1,202,000	27,924,000
Benguet 1st District Engineering Office	28,452,000	1,202,000	29,654,000
Benguet 2nd District Engineering Office	25,022,000	1,202,000	26,224,000
Ifugao 2nd District Engineering Office	24,980,000	1,202,000	26,182,000
Ifugao District Engineering Office	26,014,000	1,202,000	27,216,000
Lower Kalinga District Engineering Office	32,911,000	1,202,000	34,113,000
Mt. Province 1st District Engineering Office	26,884,000	1,202,000	28,086,000
Mt. Province 2nd District Engineering Office	15,510,000	1,202,000	16,712,000
Upper Kalinga District Engineering Office	24,353,000	1,202,000	25,555,000
Region II - Cagayan Valley	344,623,000	26,207,000	370,830,000

Regional Office II - Proper	56,375,000	12,930,000	69,305,000

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Batanes District Engineering Office	22,361,000	1,207,000	23,568,000
Cagayan 1st District Engineering Office	34,045,000	1,207,000	35,252,000
Cagayan 2nd District Engineering Office	26,598,000	1,207,000	27,805,000
Cagayan 3rd District Engineering Office	24,041,000	1,207,000	25,248,000
Isabela 1st District Engineering Office	28,173,000	1,207,000	29,380,000
Isabela 2nd District Engineering Office	26,317,000	1,207,000	27,524,000
Isabela 3rd District Engineering Office	20,866,000	1,207,000	22,073,000
Isabela 4th District Engineering Office	26,450,000	1,207,000	27,657,000
Nueva Vizcaya 2nd District Engineering Office	25,415,000	1,207,000	26,622,000
Nueva Vizcaya District Engineering Office	26,223,000	1,207,000	27,430,000
Quirino District Engineering Office	27,759,000	1,207,000	28,966,000
Region III - Central Luzon	574,354,000	34,751,000	609,105,000

Regional Office III - Proper	175,569,000	17,391,000	192,960,000
Aurora District Engineering Office	35,926,000	1,240,000	37,166,000
Bataan 1st District Engineering Office	26,226,000	1,240,000	27,466,000
Bataan 2nd District Engineering Office	27,270,000	1,240,000	28,510,000
Bulacan 1st District Engineering Office	27,545,000	1,240,000	28,785,000
Bulacan 2nd District Engineering Office	26,982,000	1,240,000	28,222,000
Nueva Ecija 1st District Engineering Office	37,986,000	1,240,000	39,226,000
Nueva Ecija 2nd District Engineering Office	35,102,000	1,240,000	36,342,000
Pampanga 1st District Engineering Office	29,187,000	1,240,000	30,427,000
Pampanga 2nd District Engineering Office	21,308,000	1,240,000	22,548,000

APRIL 29, 2019	OFFICIAL GAZETTE	47
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pampanga 3rd District Engineering Office	20,900,000	1,240,000	22,140,000
Tarlac 2nd District Engineering Office	25,583,000	1,240,000	26,823,000
Tarlac District Engineering Office	35,371,000	1,240,000	36,611,000
Zambales 1st District Engineering Office	29,046,000	1,240,000	30,286,000
Zambales 2nd District Engineering Office	20,353,000	1,240,000	21,593,000
Region IVA - CALABARZON	486,699,000	31,264,000	517,963,000

Regional Office IVA - Proper	66,453,000	12,797,000	79,250,000
Batangas 1st District Engineering Office	27,240,000	1,231,000	28,471,000
Batangas 2nd District Engineering Office	24,589,000	1,232,000	25,821,000
Batangas 3rd District Engineering Office	25,814,000	1,231,000	27,045,000
Batangas 4th District Engineering Office	24,127,000	1,231,000	25,358,000
Cavite 2nd District Engineering Office	31,676,000	1,232,000	32,908,000
Cavite District Engineering Office	35,364,000	1,231,000	36,595,000
Laguna 1st District Engineering Office	26,561,000	1,231,000	27,792,000
Laguna 2nd District Engineering Office	25,555,000	1,231,000	26,786,000
Laguna 3rd District Engineering Office	25,601,000	1,231,000	26,832,000
Quezon 1st District Engineering Office	26,496,000	1,231,000	27,727,000
Quezon 2nd District Engineering Office	25,999,000	1,231,000	27,230,000
Quezon 3rd District Engineering Office	34,915,000	1,231,000	36,146,000
Quezon 4th District Engineering Office	34,987,000	1,231,000	36,218,000
Rizal 1st District Engineering Office	26,549,000	1,231,000	27,780,000

48	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Rizal 2nd District Engineering Office	24,773,000	1,231,000	26,004,000
Region IVB - MIMAROPA	317,146,000	23,232,000	340,378,000

Regional Office IVB - Proper	77,772,000	13,440,000	91,212,000
Marinduque District Engineering Office	27,983,000	1,224,000	29,207,000
Mindoro Occidental District Engineering Office	32,031,000	1,224,000	33,255,000
Mindoro Oriental District Engineering Office	26,959,000	1,224,000	28,183,000
Palawan 1st District Engineering Office	33,462,000	1,224,000	34,686,000
Palawan 2nd District Engineering Office	34,284,000	1,224,000	35,508,000
Palawan 3rd District Engineering Office	24,172,000	1,224,000	25,396,000
Romblon District Engineering Office	35,523,000	1,224,000	36,747,000
Southern Mindoro District Engineering Office	24,960,000	1,224,000	26,184,000
Region V - Bicol	475,065,000	31,125,000	506,190,000

Regional Office V - Proper	73,443,000	12,671,000	86,114,000
Albay 1st District Engineering Office	23,594,000	1,251,000	24,845,000
Albay 2nd District Engineering Office	27,582,000	1,227,000	28,809,000
Albay 3rd District Engineering Office	25,891,000	1,252,000	27,143,000
Camarines Norte District Engineering Office	25,722,000	1,227,000	26,949,000
Camarines Sur 1st District Engineering Office	21,705,000	1,227,000	22,932,000
Camarines Sur 2nd District Engineering Office	27,211,000	1,227,000	28,438,000
Camarines Sur 3rd District Engineering Office	33,259,000	1,227,000	34,486,000
Camarines Sur 4th District Engineering Office	24,779,000	1,227,000	26,006,000
Camarines Sur 5th District Engineering Office	26,616,000	1,227,000	27,843,000

APRIL 29, 2019	OFFICIAL GAZETTE	49
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Catanduanes District Engineering Office	34,680,000	1,227,000	35,907,000
Masbate 1st District Engineering Office	26,751,000	1,227,000	27,978,000
Masbate 2nd District Engineering Office	24,521,000	1,227,000	25,748,000
Masbate 3rd District Engineering Office	24,894,000	1,227,000	26,121,000
Sorsogon 2nd District Engineering Office	26,080,000	1,227,000	27,307,000
Sorsogon District Engineering Office	28,337,000	1,227,000	29,564,000
Region VI - Western Visayas	484,059,000	31,637,000	515,696,000

Regional Office VI - Proper	72,408,000	12,648,000	85,056,000
Aklan District Engineering Office	27,527,000	1,240,000	28,767,000
Antique District Engineering Office	33,030,000	1,242,000	34,272,000
Bacolod City District Engineering Office	27,812,000	1,243,000	29,055,000
Capiz 1st District Engineering Office	24,094,000	1,235,000	25,329,000
Capiz 2nd District Engineering Office	22,496,000	1,235,000	23,731,000
Guimaras District Engineering Office	25,176,000	1,235,000	26,411,000
Iloilo 1st District Engineering Office	24,518,000	1,235,000	25,753,000
Iloilo 2nd District Engineering Office	33,086,000	1,496,000	34,582,000
Iloilo 3rd District Engineering Office	26,904,000	1,385,000	28,289,000
Iloilo 4th District Engineering Office	26,074,000	1,236,000	27,310,000
Iloilo City District Engineering Office	25,846,000	1,235,000	27,081,000
Negros Occidental 1st District Engineering Office	33,959,000	1,243,000	35,202,000
Negros Occidental 2nd District Engineering Office	24,953,000	1,243,000	26,196,000

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Negros Occidental 3rd District Engineering Office	31,271,000	1,243,000	32,514,000
Negros Occidental 4th District Engineering Office	24,905,000	1,243,000	26,148,000
Region VII - Central Visayas	440,147,000	30,153,000	470,300,000

Regional Office VII - Proper	89,066,000	12,745,000	101,811,000
Bohol 1st District Engineering Office	29,118,000	1,243,000	30,361,000
Bohol 2nd District Engineering Office	25,799,000	1,243,000	27,042,000
Bohol 3rd District Engineering Office	28,027,000	1,243,000	29,270,000
Cebu 1st District Engineering Office	24,201,000	1,243,000	25,444,000
Cebu 2nd District Engineering Office	24,726,000	1,243,000	25,969,000
Cebu 3rd District Engineering Office	26,058,000	1,243,000	27,301,000
Cebu 4th District Engineering Office	26,277,000	1,243,000	27,520,000
Cebu 5th District Engineering Office	21,541,000	1,243,000	22,784,000
Cebu 6th District Engineering Office	19,134,000	1,243,000	20,377,000
Cebu City District Engineering Office	24,374,000	1,243,000	25,617,000
Negros Oriental 1st District Engineering Office	25,604,000	1,245,000	26,849,000
Negros Oriental 2nd District Engineering Office	29,512,000	1,245,000	30,757,000
Negros Oriental 3rd District Engineering Office	25,662,000	1,245,000	26,907,000
Siquijor District Engineering Office	21,048,000	1,243,000	22,291,000
Region VIII - Eastern Visayas	447,749,000	28,980,000	476,729,000

Regional Office VIII - Proper	87,148,000	12,769,000	99,917,000
Biliran District Engineering office	26,613,000	1,247,000	27,860,000
Eastern Samar District Engineering Office	35,932,000	1,247,000	37,179,000

APRIL 29, 2019	OFFICIAL GAZETTE	51
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Leyte 1st District Engineering Office	29,217,000	1,247,000	30,464,000
Leyte 2nd District Engineering Office	26,856,000	1,247,000	28,103,000
Leyte 3rd District Engineering Office	23,701,000	1,247,000	24,948,000
Leyte 4th District Engineering Office	29,641,000	1,247,000	30,888,000
Leyte 5th District Engineering Office	26,299,000	1,247,000	27,546,000
Northern Samar 1st District Engineering Office	26,118,000	1,247,000	27,365,000
Northern Samar 2nd District Engineering Office	26,223,000	1,247,000	27,470,000
Samar 1st District Engineering Office	26,670,000	1,247,000	27,917,000
Samar 2nd District Engineering Office	27,435,000	1,247,000	28,682,000
Southern Leyte District Engineering Office	37,441,000	1,247,000	38,688,000
Tacloban City District Engineering Office	18,455,000	1,247,000	19,702,000
Region IX - Zamboanga Peninsula	357,402,000	23,974,000	381,376,000

Regional Office IX - Proper	116,053,000	12,769,000	128,822,000
Isabela City District Engineering Office	19,251,000	1,245,000	20,496,000
Zamboanga City District Engineering Office	29,332,000	1,245,000	30,577,000
Zamboanga del Norte 1st District Engineering Office	27,140,000	1,245,000	28,385,000
Zamboanga del Norte 2nd District Engineering Office	31,801,000	1,245,000	33,046,000
Zamboanga del Norte 3rd District Engineering Office	27,191,000	1,245,000	28,436,000
Zamboanga del Sur 1st District Engineering Office	31,175,000	1,245,000	32,420,000
Zamboanga del Sur 2nd District Engineering Office	31,604,000	1,245,000	32,849,000
Zamboanga Sibugay 1st District Engineering Office	19,668,000	1,245,000	20,913,000

52	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Zamboanga Sibugay 2nd District Engineering Office	24,187,000	1,245,000	25,432,000
Region X - Northern Mindanao	388,892,000	27,050,000	415,942,000

Regional Office X - Proper	73,407,000	12,769,000	86,176,000
Bukidnon 1st District Engineering Office	34,941,000	1,190,000	36,131,000
Bukidnon 2nd District Engineering Office	25,987,000	1,190,000	27,177,000
Bukidnon 3rd District Engineering Office	32,839,000	1,190,000	34,029,000
Cagayan de Oro City 1st District Engineering Office	18,731,000	1,190,000	19,921,000
Cagayan de Oro City 2nd District Engineering Office	19,570,000	1,190,000	20,760,000
Camiguin District Engineering Office	21,044,000	1,190,000	22,234,000
Lanao del Norte 1st District Engineering Office	29,401,000	1,190,000	30,591,000
Lanao del Norte 2nd District Engineering Office	27,703,000	1,190,000	28,893,000
Misamis Occidental 2nd District Engineering Office	23,535,000	1,190,000	24,725,000
Misamis Occidental District Engineering Office	26,793,000	1,190,000	27,983,000
Misamis Oriental 1st District Engineering Office	26,388,000	1,191,000	27,579,000
Misamis Oriental 2nd District Engineering Office	28,553,000	1,190,000	29,743,000
Region XI - Davao	325,704,000	22,686,000	348,390,000

Regional Office XI - Proper	94,611,000	12,710,000	107,321,000
Compostela Valley District Engineering Office	33,739,000	1,247,000	34,986,000
Davao City 2nd District Engineering Office	25,860,000	1,247,000	27,107,000
Davao City District Engineering Office	27,519,000	1,247,000	28,766,000
Davao del Norte District Engineering Office	32,680,000	1,247,000	33,927,000

APRIL 29, 2019	OFFICIAL GAZETTE	53
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Davao del Sur District Engineering Office	26,997,000	1,247,000	28,244,000
Davao Occidental District Engineering Office	31,115,000	1,247,000	32,362,000
Davao Oriental 1st District Engineering Office	26,384,000	1,247,000	27,631,000
Davao Oriental 2nd District Engineering Office	26,799,000	1,247,000	28,046,000
Region XII - SOCCSKSARGEN	298,455,000	22,512,000	320,967,000

Regional Office XII - Proper	71,261,000	12,778,000	84,039,000
Cotabato City District Engineering Office	19,922,000	1,217,000	21,139,000
North Cotabato 1st District Engineering Office	33,462,000	1,217,000	34,679,000
North Cotabato 2nd District Engineering Office	32,312,000	1,217,000	33,529,000
Sarangani District Engineering Office	34,050,000	1,215,000	35,265,000
South Cotabato 2nd District Engineering Office	25,505,000	1,217,000	26,722,000
South Cotabato District Engineering Office	29,618,000	1,217,000	30,835,000
Sultan Kudarat 1st District Engineering Office	21,997,000	1,217,000	23,214,000
Sultan Kudarat 2nd District Engineering Office	30,328,000	1,217,000	31,545,000
Region XIII - CARAGA	315,691,000	23,692,000	339,383,000

Regional Office XIII - Proper	69,945,000	12,739,000	82,684,000
Agusan del Norte District Engineering Office	28,142,000	1,217,000	29,359,000
Agusan del Sur 1st District Engineering Office	32,550,000	1,217,000	33,767,000
Agusan del Sur 2nd District Engineering Office	26,144,000	1,217,000	27,361,000
Butuan City District Engineering Office	26,502,000	1,217,000	27,719,000
Dinagat Islands District Engineering Office	25,692,000	1,217,000	26,909,000

54	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Surigao del Norte 1st District Engineering Office	27,925,000	1,217,000	29,142,000
Surigao del Norte 2nd District Engineering Office	25,713,000	1,217,000	26,930,000
Surigao del Sur 1st District Engineering Office	28,070,000	1,217,000	29,287,000
Surigao del Sur 2nd District Engineering Office	25,008,000	1,217,000	26,225,000
Administration of Personnel Benefits	285,034,000		285,034,000

National Capital Region (NCR)	175,794,000		175,794,000

Central Office	175,794,000		175,794,000
Region I - Ilocos	21,548,000		21,548,000

Regional Office I - Proper	6,792,000		6,792,000
Ilocos Sur 1st District Engineering Office	2,438,000		2,438,000
La Union 1st District Engineering Office	6,245,000		6,245,000
La Union 2nd District Engineering Office	1,426,000		1,426,000
Pangasinan 1st District Engineering Office	1,409,000		1,409,000
Pangasinan 2nd District Engineering Office	1,893,000		1,893,000
Pangasinan 3rd District Engineering Office	1,345,000		1,345,000
Region II - Cagayan Valley	8,863,000		8,863,000

Regional Office II - Proper	2,367,000		2,367,000
Batanes District Engineering Office	898,000		898,000
Cagayan 1st District Engineering Office	107,000		107,000
Cagayan 2nd District Engineering Office	1,067,000		1,067,000
Cagayan 3rd District Engineering Office	74,000		74,000
Isabela 4th District Engineering Office	944,000		944,000
Nueva Vizcaya District Engineering Office	966,000		966,000

APRIL 29, 2019	OFFICIAL GAZETTE	55
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quirino District Engineering Office	2,440,000	2,440,000
Region III - Central Luzon	13,916,000	13,916,000

Regional Office III - Proper	2, 717,000	2,717,000
Bataan 1st District Engineering Office	3,230,000	3,230,000
Bataan 2nd District Engineering Office	736,000	736,000
Bulacan 1st District Engineering Office	490,000	490,000
Nueva Ecija 1st District Engineering Office	4,456,000	4,456,000
Nueva Ecija 2nd District Engineering Office	205,000	205,000
Pampanga 1st District Engineering Office	30,000	30,000
Pampanga 2nd District Engineering Office	761,000	761,000
Pampanga 3rd District Engineering Office	228,000	228,000
Tarlac 2nd District Engineering Office	126,000	126,000
Tarlac District Engineering Office	599,000	599,000
Zambales 1st District Engineering Office	338,000	338,000
Region IVB - MIMAROPA	6,843,000	6,843,000

Regional Office IVB - Proper	1,917,000	1,917,000
Mindora Oriental District Engineering Office	765,000	765,000
Palawan 1st District Engineering Office	825,000	825,000
Palawan 2nd District Engineering Office	425,000	425,000
Palawan 3rd District Engineering Office	606,000	606,000
Romblon District Engineering Office	2,305,000	2,305,000
Region V - Bical	19,686,000	19,686,000

Regional Office V - Proper	9,289,000	9,289,000

56	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Albay 1st District Engineering Office	1,665,000	1,665,000
Albay 2nd District Engineering Office	1,136,000	1,136,000
Albay 3rd District Engineering Office	672,000	672,000
Camarines Sur 4th District Engineering Office	451,000	451,000
Camarines Sur 5th District Engineering Office	141,000	141,000
Catanduanes District Engineering Office	1,809,000	1,809,000
Sorsogon 2nd District Engineering Office	4,218,000	4,218,000
Sorsogon District Engineering Office	305,000	305,000
Region VI - Western Visayas	10,997,000	10,997,000

Regional Office VI - Proper	5,168,000	5,168,000
Aklan District Engineering Office	1,902,000	1,902,000
Antique District Engineering Office	698,000	698,000
Guimaras District Engineering Office	440,000	440,000
Iloilo 1st District Engineering Office	858,000	858,000
Iloilo 2nd District Engineering Office	43,000	43,000
Iloilo 3rd District Engineering Office	185,000	185,000
Iloilo City District Engineering Office	51,000	51,000
Negros Occidental 1st District Engineering Office	230,000	230,000
Negros Occidental 2nd District Engineering Office	745,000	745,000
Negros Occidental 3rd District Engineering Office	270,000	270,000
Negros Occidental 4th District Engineering Office	407,000	407,000

APRIL 29, 2019	OFFICIAL GAZETTE	57
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VII - Central Visayas	5,718,000	5,718,000

Regional Office VII - Proper	3,323,000	3,323,000
Bohol 1st District Engineering Office	1,782,000	1,782,000
Cebu 1st District Engineering Office	181,000	181,000
Cebu 2nd District Engineering Office	189,000	189,000
Cebu 4th District Engineering Office	117,000	117,000
Cebu City District Engineering Office	126,000	126,000
Region VIII - Eastern Visayas	10,259,000	10,259,000

Regional Office VIII - Proper	3,902,000	3,902,000
Eastern Samar District Engineering Office	349,000	349,000
Leyte 1st District Engineering Office	1,556,000	1,556,000
Leyte 2nd District Engineering Office	1,202,000	1,202,000
Leyte 3rd District Engineering Office	307,000	307,000
Northern Samar 1st District Engineering Office	245,000	245,000
Samar 2nd District Engineering Office	926,000	926,000
Southern Leyte District Engineering Office	1,772,000	1,772,000
Region IX - Zamboanga Peninsula	5,465,000	5,465,000

Regional Office IX - Proper	3,155,000	3,155,000
Zamboanga City District Engineering Office	51,000	51,000
Zamboanga del Norte 1st District Engineering Office	347,000	347,000
Zamboanga del Norte 2nd District Engineering Office	584,000	584,000
Zamboanga del Norte 3rd District Engineering Office	185,000	185,000

58	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Zamboanga del Sur 1st District Engineering Office	54,000			54,000
Zamboanga Sibugay 1st District Engineering Office	373,000			373,000
Zamboanga Sibugay 2nd District Engineering Office	716,000			716,000
Region X - Northern Mindanao	4,057,000			4,057,000

Regional Office X - Proper	4,057,000			4,057,000
Region XIII - CARAGA	1,888,000			1,888,000

Regional Office XIII - Proper	206,000			206,000
Agusan del Sur 1st District Engineering Office	889,000			889,000
Agusan del Sur 2nd District Engineering Office	56,000			56,000
Surigao del Norte 1st District Engineering Office	177,000			177,000
Surigao del Sur 1st District Engineering Office	560,000			560,000
Sub-total, General Administration and Support	7,894,114,000	787,240,000	4,248,065,000	12,929,419,000

Support to Operations
Design of Public Works and Highways Projects	78,085,000	28,037,000		106,122,000

National Capital Region (NCR)	78,085,000	28,037,000		106,122,000

Central Office	78,085,000	28,037,000		106,122,000
Preparation of Manuals for Construction, Rehabilitation and Improvement of Infrastructure Facilities	69,544,000	9,784,000		79,328,000

National Capital Region (NCR)	69,544,000	9,784,000		79,328,000

Central Office	69,544,000	9,784,000		79,328,000
Management of Construction and Maintenance Equipment and Ancillary Facilities	53,918,000	261,644,000		315,562,000

National Capital Region (NCR)	53,918,000	261,644,000		315,562,000

Central Office	53,918,000	261,644,000		315,562,000
Infrastructure Research, Quality Control and Management, Ancillary Facilities	110,164,000	77,264,000		187,428,000

National Capital Region (NCR)	110,164,000	77,264,000		187,428,000

Central Office	110,164,000	77,264,000		187,428,000

APRIL 29, 2019	OFFICIAL GAZETTE	59
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Bureau Proper	57,044,000	26,514,000	83,558,000

National Capital Region (NCR)	57,044,000	26,514,000	83,558,000

Central Office	57,044,000	26,514,000	83,558,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Roads		7,623,780,000	7,623,780,000

National Capital Region (NCR)		7,623,780,000	7,623,780,000

Central Office		7,623,780,000	7,623,780,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Routine Maintenance of National Bridges		776,220,000	776,220,000

National Capital Region (NCR)		776,220,000	776,220,000

Central Office		776,220,000	776,220,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Operation of Weighbridge Stations and ATOME		117,331,000	117,331,000

National Capital Region (NCR)		117,331,000	117,331,000

Central Office		117,331,000	117,331,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance and Operations of DPMH Floating Equipment		215,028,000	215,028,000

National Capital Region (NCR)		215,028,000	215,028,000

Central Office		215,028,000	215,028,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Services for Automated Traffic Data Collection Program		103,600,000	103,600,000

National Capital Region (NCR)		103,600,000	103,600,000

Central Office		103,600,000	103,600,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Public Buildings		691,700,000	691,700,000

National Capital Region (NCR)		691,700,000	691,700,000

Central Office		691,700,000	691,700,000

60	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities	1,456,000,000	1,456,000,000

National Capital Region (NCR)	1,456,000,000	1,456,000,000

Central Office	1,456,000,000	1,456,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - KAMANAVA/VOM Flood Control Structures	100,000,000	100,000,000

National Capital Region ( NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage systems, Structures and Related Facilities - Nationwide - East and West of Mangahan Flood Control Structures	60,000,000	60,000,000

National Capital Region ( NCR)	60,000,000	60,000,000

Central Office	60,000,000	60,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Agno Flood Control Structures (Phase I and II)	60,000,000	60,000,000

National Capital Region (NCR)	60,000,000	60,000,000

Central Office	60,000,000	60,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Iloilo Flood Control Structures	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Lower Agusan Flood Control Structures	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	61
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Laoag River Basin Flood Control Structures	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Post Ondoy and Pepeng Short Term Infrastructure Project (POPSTIRP)	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Third River Flood Control Structures	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Manila Bay Clean-Up Rehabilitation	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Flood Control and Sabo Engineering Center	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000

62	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Pinatubo Hazard Urgent Mitigation Project (PHUMP)		50,000,000	50,000,000

National Capital Region (NCR)		50,000,000	50,000,000

Central Office		50,000,000	50,000,000
Maintenance, Repair and Rehabilitation of Infrastructure Facilities and Other Related Activities - Maintenance, Repair and Rehabilitation of Infrastructure Facilities - Flood Control and Drainage Systems, Structures and Related Facilities - Nationwide - Esteros and Creeks Maintenance in Metro Manila		50,000,000	50,000,000

National Capital Region (NCR)		50,000,000	50,000,000

Central Office		50,000,000	50,000,000
Regional Support (Planning and Design, Construction, Maintenance and Material Quality Control and Hydrology Division)	358,327,000	11,493,000	369,820,000

National Capital Region (NCR)	29,731,000	719,000	30,450,000

NCR Regional Office - Proper	29,731,000	719,000	30,450,000
Region I - Ilocos	3,509,000	719,000	4,228,000

Regional Office I - Proper	3,509,000	719,000	4,228,000
Cordillera Administrative Region (CAR)	35,742,000	718,000	36,460,000

Regional Office CAR - Proper	35,742,000	718,000	36,460,000
Region II - Cagayan Valley	25,543,000	717,000	26,260,000

Regional Office II - Proper	25,543,000	717,000	26,260,000
Region III - Central Luzon		717,000	717,000

Regional Office III - Proper		717,000	717,000
Region IVA - CALABARZON	24,207,000	719,000	24,926,000

Regional Office IVA - Proper	24,207,000	719,000	24,926,000
Region IVB - MIMAROPA	30,862,000	717,000	31,579,000

Regional Office IVB - Proper	30,862,000	717,000	31,579,000
Region V - Bicol	42,022,000	719,000	42,741,000

Regional Office V - Proper	42,022,000	719,000	42,741,000

APRIL 29, 2019	OFFICIAL GAZETTE	63
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	29,175,000	719,000	29,894,000

Regional Office VI - Proper	29,175,000	719,000	29,894,000
Region VII - Central Visayas	20,796,000	717,000	21,513,000

Regional Office VII - Proper	20,796,000	717,000	21,513,000
Region VIII - Eastern Visayas	19,069,000	719,000	19,788,000

Regional Office VIII - Proper	19,069,000	719,000	19,788,000
Region IX - Zamboanga Peninsula		719,000	719,000

Regional Office IX - Proper		719,000	719,000
Region X - Northern Mindanao	29,560,000	719,000	30,279,000

Regional Office X - Proper	29,560,000	719,000	30,279,000
Region XI - Davao	20,845,000	717,000	21,562,000

Regional Office XI - Proper	20,845,000	717,000	21,562,000
Region XII - SOCCSKSARGEN	27,745,000	719,000	28,464,000

Regional Office XII - Proper	27,745,000	719,000	28,464,000
Region XIII - CARAGA	19,521,000	719,000	20,240,000

Regional Office XIII - Proper	19,521,000	719,000	20,240,000
Testing Materials Needed in Road, Bridge and Building Construction and Other Public Works Projects	133,356,000	3,943,000	137,299,000

National Capital Region (NCR)	9,431,000	243,000	9,674,000

NCR Regional Office - Proper	9,431,000	243,000	9,674,000
Region I - Ilocos		247,000	247,000

Regional Office I - Proper		247,000	247,000
Cordillera Administrative Region (CAR)	4,319,000	247,000	4,566,000

Regional Office CAR - Proper	4,319,000	247,000	4,566,000
Region II - Cagayan Valley	22,792,000	247,000	23,039,000

Regional Office II - Proper	22,792,000	247,000	23,039,000
Region III - Central Luzon		247,000	247,000

Regional Office III - Proper		247,000	247,000
Region IVA - CALABARZON	9,729,000	247,000	9,976,000

Regional Office IVA - Proper	9,729,000	247,000	9,976,000

64	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVB - MIMAROPA	10,245,000	247,000		10,492,000

Regional Office IVB - Proper	10,245,000	247,000		10,492,000
Region V - Bicol	11,872,000	247,000		12,119,000

Regional Office V - Proper	11,872,000	247,000		12,119,000
Region VI - Western Visayas	6,303,000	247,000		6,550,000

Regional Office VI - Proper	6,303,000	247,000		6,550,000
Region VII - Central Visayas	11,899,000	245,000		12,144,000

Regional Office VII - Proper	11,899,000	245,000		12,144,000
Region VIII - Eastern Visayas	5,859,000	247,000		6,106,000

Regional Office VIII - Proper	5,859,000	247,000		6,106,000
Region IX - Zamboanga Peninsula		247,000		247,000

Regional Office IX - Proper		247,000		247,000
Region X - Northern Mindanao	11,707,000	246,000		11,953,000

Regional Office X - Proper	11,707,000	246,000		11,953,000
Region XI - Davao	6,466,000	246,000		6,712,000

Regional Office XI - Proper	6,466,000	246,000		6,712,000
Region XII - SOCCSKSARGEN	8,919,000	246,000		9,165,000

Regional Office XII - Proper	8,919,000	246,000		9,165,000
Region XIII - CARAGA	13,815,000	247,000		14,062,000

Regional Office XIII - Proper	13,815,000	247,000		14,062,000
Feasibility Study/Pre-Feasibility Study/Preliminary and Detailed Engineering			7,272,191,000	7,272,191,000

National Capital Region (NCR)			7,272,191,000	7,272,191,000

Central Office			7,272,191,000	7,272,191,000
Payments of Right-of-Way (ROW)			10,850,285,000	10,850,285,000

National Capital Region (NCR)			10,850,285,000	10,850,285,000

Central Office			10,850,285,000	10,850,285,000
Payments of Contractual Obligations, VAT and Other Taxes			974,072,000	974,072,000

National Capital Region			974,072,000	974,072,000

Central Office			974,072,000	974,072,000

Sub-total, Support to Operations	860,438,000	11,972,338,000	19,096,548,000	31,929,324,000

APRIL 29, 2019	OFFICIAL GAZETTE	65
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Operations	504,531,771,000	504,531,771,000

Ensure Safe and Reliable National Road System	165,053,914,000	165,053,914,000

ASSET PRESERVATION PROGRAM	45,474,681,000	45,474,681,000

Preventive Maintenance - Primary Roads	7,671,594,000	7,671,594,000

Preventive Maintenance of Primary Roads	6,167,235,000	6,167,235,000

National Capital Region (NCR)	5,214,619,000	5,214,619,000

Central Office	5,196,054,000	5,196,054,000
Metro Manila 2nd District Engineering Office	9,100,000	9,100,000
Quezon City 2nd District Engineering Office	9,465,000	9,465,000
Region I - Ilocos	91,166,000	91,166,000

La Union 2nd District Engineering Office	13,821,000	13,821,000
Pangasinan 2nd District Engineering Office	32,345,000	32,345,000
Pangasinan 3rd District Engineering Office	45,000,000	45,000,000
Region II - Cagayan Valley	20,476,000	20,476,000

Cagayan 1st District Engineering Office	10,000,000	10,000,000
Cagayan 2nd District Engineering Office	4,798,000	4,798,000
Isabela 4th District Engineering Office	5,678,000	5,678,000
Region III - Central Office	35,476,000	35,476,000

Bataan 1st District Engineering Office	4,691,000	4,691,000
Pampanga 1st District Engineering Office	24,688,000	24,688,000
Zambales 2nd District Engineering Office	6,097,000	6,097,000
Region IVA - CALABARZON	299,534,000	299,534,000

Batangas 3rd District Engineering Office	38,183,000	38,183,000
Batangas 4th District Engineering Office	10,500,000	10,500,000

66	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Laguna 2nd District Engineering Office	70,865,000	70,865,000
Laguna 3rd District Engineering Office	35,562,000	35,562,000
Rizal 1st District Engineering Office	144,424,000	144,424,000
Region VI - Western Visayas	115,028,000	115,028,000

Bacolod City District Engineering Office	27,963,000	27,963,000
Iloilo City District Engineering Office	14,100,000	14,100,000
Negros Occidental 1st District Engineering Office	62,796,000	62,796,000
Negros Occidental 4th District Engineering Office	10,169,000	10,169,000
Region VII - Central Visayas	62,516,000	62,516,000

Cebu 4th District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	32,516,000	32,516,000
Region VIII - Eastern Visayas	60,858,000	60,858,000

Leyte 2nd District Engineering Office	6,078,000	6,078,000
Leyte 5th District Engineering Office	50,000,000	50,000,000
Samar 2nd District Engineering Office	4,780,000	4,780,000
Region IX - Zamboanga Peninsula	7,614,000	7,614,000

Zamboanga Sibugay 1st District Engineering Office	7,614,000	7,614,000
Region X - Northern Mindanao	103,662,000	103,662,000

Bukidnon 2nd District Engineering Office	31,289,000	31,289,000
Bukidnon 3rd District Engineering Office	31,998,000	31,998,000
Cagayan de Oro City 1st District Engineering Office	40,375,000	40,375,000

APRIL 29, 2019	OFFICIAL GAZETTE	67
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	70,718,000	70,718,000

Davao City 2nd District Engineering Office	33,001,000	33,001,000
Davao del Norte District Engineering Office	37,717,000	37,717,000
Region XII - SOCCSKSARGEN	85,568,000	85,568,000

Cotabato 1st District Engineering Office	13,801,000	13,801,000
Sultan Kudarat 1st District Engineering Office	39,902,000	39,902,000
South Cotabato 2nd District Engineering Office	31,865,000	31,865,000
Project(s)
Foreign - Assisted Project(s)	1,504,359,000	1,504,359,000

Road Upgrading and Preservation Project (RUPP), JICA, PH-247	1,504,359,000	1,504,359,000

Loan Proceeds	899,434,000	899,434,000

National Capital Region (NCR)	899,434,000	899,434,000

Central Office	899,434,000	899,434,000
GOP Counterpart	604,925,000	604,925,000

National Capital Region (NCR)	604,925,000	604,925,000

Central Office	604,925,000	604,925,000
Preventive Maintenance - Secondary Roads	5,919,489,000	5,919,489,000

Preventive Maintenance of Secondary Roads	5,919,489,000	5,919,489,000

National Capital Region (NCR)	3,594,144,000	3,594,144,000

Central Office	3,429,644,000	3,429,644,000
Metro Manila 2nd District Engineering Office	9,531,000	9,531,000
North Manila District Engineering Office	40,334,000	40,334,000
Quezon City 1st District Engineering Office	60,839,000	60,839,000
Quezon City 2nd District Engineering Office	31,721,000	31,721,000
South Manila District Engineering Office	22,075,000	22,075,000

68	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	146,426,000	146,426,000

Ilocos Sur 1st District Engineering Office	45,759,000	45,759,000
Ilocos Sur 2nd District Engineering Office	34,748,000	34,748,000
Pangasinan 2nd District Engineering Office	18,649,000	18,649,000
Pangasinan 3rd District Engineering Office	47,270,000	47,270,000
Cordillera Administrative Region (CAR)	141,592,000	141,592,000

Baguio City District Engineering Office	11,682,000	11,682,000
Benguet 1st District Engineering Office	20,000,000	20,000,000
Mt. Province District Engineering Office	47,268,000	47,268,000
Upper Kalinga District Engineering Office	62,642,000	62,642,000
Region III - Central Luzon	361,524,000	361,524,000

Bataan 1st District Engineering Office	3,456,000	3,456,000
Bataan 2nd District Engineering Office	169,724,000	169,724,000
Nueva Ecija 1st District Engineering Office	41,710,000	41,710,000
Nueva Ecija 2nd District Engineering Office	47,761,000	47,761,000
Pampanga 3rd District Engineering Office	47,289,000	47,289,000
Tarlac 2nd District Engineering Office	15,508,000	15,508,000
Zambales 1st District Engineering Office	24,546,000	24,546,000
Zambales 2nd District Engineering Office	11,530,000	11,530,000
Region IVA - CALABARZON	147,660,000	147,660,000

Batangas 2nd District Engineering Office	11,835,000	11,835,000
Batangas 3rd District Engineering Office	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	69
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cavite 2nd District Engineering Office	27,245,000	27,245,000
Quezon 2nd District Engineering Office	5,000,000	5,000,000
Quezon 3rd District Engineering Office	83,580,000	83,580,000
Region IVB - MIMAROPA	71,258,000	71,258,000

Mindoro Occidental District Engineering Office	5,231,000	5,231,000
Mindoro Oriental District Engineering Office	30,040,000	30,040,000
Romblon District Engineering Office	35,987,000	35,987,000
Region V - Bicol	237,989,000	237,989,000

Albay 1st District Engineering Office	42,253,000	42,253,000
Albay 2nd District Engineering Office	12,254,000	12,254,000
Camarines Norte District Engineering Office	29,000,000	29,000,000
Catanduanes District Engineering Office	100,000,000	100,000,000
Masbate 2nd District Engineering Office	16,755,000	16,755,000
Masbate 3rd District Engineering Office	37,727,000	37,727,000
Region VI - Western Visayas	279,848,000	279,848,000

Aklan District Engineering Office	32,600,000	32,600,000
Bacolod City District Engineering Office	28,110,000	28,110,000
Capiz 1st District Engineering Office	40,667,000	40,667,000
Guimaras District Engineering Office	9,200,000	9,200,000
Iloilo 2nd District Engineering Office	6,271,000	6,271,000
Iloilo 3rd District Engineering Office	21,566,000	21,566,000

70	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Iloilo 4th District Engineering Office	39,619,000	39,619,000
Iloilo City District Engineering Office	8,000,000	8,000,000
Negros Occidental 1st District Engineering Office	34,430,000	34,430,000
Negros Occidental 2nd District Engineering Office	26,618,000	26,618,000
Negros Occidental 4th District Engineering Office	32,767,000	32,767,000
Region VII - Central Visayas	301,866,000	301,866,000

Bohol 1st District Engineering Office	61,228,000	61,228,000
Bohol 2nd District Engineering Office	49,550,000	49,550,000
Bohol 3rd District Engineering Office	78,665,000	78,665,000
Cebu 1st District Engineering Office	50,155,000	50,155,000
Cebu 4th District Engineering Office	30,000,000	30,000,000
Cebu City District Engineering Office	32,268,000	32,268,000
Region VIII - Eastern Visayas	238,708,000	238,708,000

Eastern samar District Engineering Office	32,500,000	32,500,000
Leyte 3rd District Engineering Office	40,000,000	40,000,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Samar 2nd District Engineering Office	37,584,000	37,584,000
Tacloban City District Engineering Office	78,624,000	78,624,000
Region IX - Zamboanga Peninsula	63,930,000	63,930,000

Isabela City District Engineering Office	63,930,000	63,930,000
Region X Northern Mindanao	15,947,000	15,947,000

Lanao del Norte 2nd District Engineering Office	15,947,000	15,947,000

APRIL 29, 2019	OFFICIAL GAZETTE	71
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	253,433,000	253,433,000

Davao City District Engineering Office	39,107,000	39,107,000
Davao del Norte District Engineering Office	117,140,000	117,140,000
Davao del Sur District Engineering Office	30,447,000	30,447,000
Davao Occidental District Engineering Office	23,887,000	23,887,000
Davao Oriental 1st District Engineering Office	42,852,000	42,852,000
Region XII - SOCCSKSARGEN	57,472,000	57,472,000

South Cotabato 2nd District Engineering Office	29,451,000	29,451,000
Sultan Kudarat 2nd District Engineering Office	28,021,000	28,021,000
Region XIII - CARAGA	7,692,000	7,692,000

Surigao del Sur 1st District Engineering Office	3,335,000	3,335,000
Surigao del Sur 2nd District Engineering Office	4,357,000	4,357,000
Preventive Maintenance - Tertiary Roads	4,087,143,000	4,087,143,000

Preventive Maintenance of Tertiary Roads	4,087,143,000	4,087,143,000

National Capital Region (NCR)	1,713,625,000	1,713,625,000

Central Office	1,548,385,000	1,548,385,000
Metro Manila 1st District Engineering Office	11,173,000	11,173,000
Metro Manila 2nd District Engineering Office	3,928,000	3,928,000
Metro Manila 3rd District Engineering Office	15,000,000	15,000,000
North Manila District Engineering Office	68,797,000	68,797,000
Quezon City 1st District Engineering Office	31,127,000	31,127,000
Quezon City 2nd District Engineering Office	28,568,000	28,568,000
South Manila District Engineering Office	6,647,000	6,647,000

72	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	278,288,000	278,288,000

Ilocos Norte 2nd District Engineering Office	64,423,000	64,423,000
Ilocos Sur 1st District Engineering Office	45,457,000	45,457,000
Ilocos Sur 2nd District Engineering Office	97,444,000	97,444,000
La Union 1st District Engineering Office	37,726,000	37,726,000
Pangasinan 3rd District Engineering Office	33,238,000	33,238,000
Cordillera Administrative Region (CAR)	33,061,000	33,061,000

Baguio City District Engineering Office	25,180,000	25,180,000
Lower Kalinga District Engineering Office	7,881,000	7,881,000
Region II - Cagayan Valley	12,000,000	12,000,000

Isabela 3rd District Engineering Office	12,000,000	12,000,000
Region III - Central Luzon	481,894,000	481,894,000

Aurora District Engineering Office	72,969,000	72,969,000
Bataan 2nd District Engineering Office	57,868,000	57,868,000
Bulacan 1st District Engineering Office	68,076,000	68,076,000
Bulacan 2nd District Engineering Office	45,734,000	45,734,000
Nueva Ecija 1st District Engineering Office	31,556,000	31,556,000
Pampanga 1st District Engineering Office	74,739,000	74,739,000
Tarlac 2nd District Engineering Office	130,952,000	130,952,000
Region IVA - CALABARZON	296,721,000	296,721,000

Batangas 1st District Engineering Office	21,290,000	21,290,000
Batangas 4th District Engineering Office	4,800,000	4,800,000

APRIL 29, 2019	OFFICIAL GAZETTE	73
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cavite 2nd District Engineering Office	10,000,000	10,000,000
Cavite District Engineering Office	111,558,000	111,558,000
Laguna 3rd District Engineering Office	31,500,000	31,500,000
Quezon 3rd District Engineering Office	13,273,000	13,273,000
Rizal 1st District Engineering Office	104,300,000	104,300,000
Region IVB - MIMAROPA	31,921,000	31,921,000

Mindoro Oriental District Engineering Office	18,051,000	18,051,000
Romblon District Engineering Office	13,870,000	13,870,000
Region V - Bicol	217,966,000	217,966,000

Albay 1st District Engineering Office	73,635,000	73,635,000
Albay 3rd District Engineering Office	9,357,000	9,357,000
Camarines Morte District Engineering Office	15,000,000	15,000,000
Camarines Sur 1st District Engineering Office	23,023,000	23,023,000
Camarines Sur 3rd District Engineering Office	6,887,000	6,887,000
Camarines Sur 4th District Engineering Office	5,000,000	5,000,000
Catanduanes District Engineering Office	36,706,000	36,706,000
Sorsogon District Engineering Office	48,358,000	48,358,000
Region VI - Western Visayas	217,332,000	217,332,000

Bacolod City District Engineering Office	35,169,000	35,169,000
Iloilo 2nd District Engineering Office	30,614,000	30,614,000
Iloilo 4th District Engineering Office	8,191,000	8,191,000

74	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Iloilo City District Engineering Office	5,000,000	5,000,000
Negros Occidental 1st District Engineering Office	10,253,000	10,253,000
Negros Occidental 2nd District Engineering Office	20,199,000	20,199,000
Negros Occidental 4th District Engineering Office	107,906,000	107,906,000
Region VII - Central Visayas	199,875,000	199,875,000

Bohol 2nd District Engineering Office	18,185,000	18,185,000
Bohol 3rd District Engineering Office	21,335,000	21,335,000
Cebu 1st District Engineering Office	68,911,000	68,911,000
Cebu 5th District Engineering Office	10,000,000	10,000,000
Cebu City District Engineering Office	61,286,000	61,286,000
Negros Oriental 2nd District Engineering Office	20,158,000	20,158,000
Region VIII - Eastern Visayas	456,916,000	456,916,000

Leyte 1st District Engineering Office	72,918,000	72,918,000
Leyte 2nd District Engineering Office	50,255,000	50,255,000
Leyte 3rd District Engineering Office	200,000,000	200,000,000
Northern Samar 1st District Engineering Office	21,526,000	21,526,000
Northern Samar 2nd District Engineering Office	24,090,000	24,090,000
Tacloban City District Engineering Office	88,127,000	88,127,000
Region IX - Zamboanga Peninsula	27,227,000	27,227,000

Zamboanga del Sur 2nd District Engineering Office	27,227,000	27,227,000
Region X - Northern Mindanao	67,909,000	67,909,000

Bukidnon 2nd District Engineering Office	33,856,000	33,856,000

APRIL 29, 2019	OFFICIAL GAZETTE	75
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lanao del Norte 2nd District Engineering Office	34,053,000	34,053,000
Region XI - Davao	52,408,000	52,408,000

Davao City 2nd District Engineering Office	14,200,000	14,200,000
Davao City District Engineering Office	38,208,000	38,208,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Primary Roads	5,366,357,000	5,366,357,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads, Primary Roads	5,366,357,000	5,366,357,000

National Capital Region (NCR)	4,032,242,000	4,032,242,000

Central Office	4,023,180,000	4,023,180,000
Metro Manila 3rd District Engineering Office	9,062,000	9,062,000
Region I - Ilocos	109,530,000	109,530,000

La Union 1st District Engineering Office	72,900,000	72,900,000
Pangasinan 3rd District Engineering Office	36,630,000	36,630,000
Cordillera Administrative Region (CAR)	35,485,000	35,485,000

Lower Kalinga District Engineering Office	35,485,000	35,485,000
Region II - Cagayan Valley	77,226,000	77,226,000

Cagayan 3rd District Engineering Office	19,723,000	19,723,000
Isabela 3rd District Engineering Office	14,600,000	14,600,000
Isabela 4th District Engineering Office	8,684,000	8,684,000
Nueva Vizcaya 2nd District Engineering Office	34,219,000	34,219,000
Region III - Central Luzon	90,549,000	90,549,000

Bulacan 1st District Engineering Office	8,012,000	8,012,000
Nueva Ecija 1st District Engineering Office	37,013,000	37,013,000

76	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Nueva Ecija 2nd District Engineering Office	23,300,000	23,300,000
Pampanga 1st District Engineering Office	6,254,000	6,254,000
Tarlac 2nd District Engineering Office	15,970,000	15,970,000
Region V - Bicol	61,705,000	61,705,000

Albay 2nd District Engineering Office	30,000,000	30,000,000
Camarines Norte District Engineering Office	31,705,000	31,705,000
Region VI - Western Visayas	256,982,000	256,982,000

Capiz 2nd District Engineering Office	11,000,000	11,000,000
Iloilo 2nd District Engineering Office	21,398,000	21,398,000
Iloilo 4th District Engineering Office	43,015,000	43,015,000
Iloilo City District Engineering Office	30,000,000	30,000,000
Negros Occidental 1st Engineering Office	91,613,000	91,613,000
Negros Occidental 3rd District Engineering Office	50,000,000	50,000,000
Negros Occidental 4th District Engineering Office	9,956,000	9,956,000
Region VII - Central Visayas	130,144,000	130,144,000

Cebu 3rd District Engineering Office	39,330,000	39,330,000
Cebu 4th District Engineering Office	39,955,000	39,955,000
Cebu 5th District Engineering Office	21,000,000	21,000,000
Negros Oriental 2nd District Engineering Office	29,859,000	29,859,000
Region VIII - Eastern Visayas	41,000,000	41,000,000

Leyte 2nd District Engineering Office	25,000,000	25,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	77
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Southern Leyte District Engineering Office	16,000,000	16,000,000
Region IX - Zamboanga Peninsula	157,885,000	157,885,000

Zamboanga del Norte 3rd District Engineering Office	100,000,000	100,000,000
Zamboanga Sibugay 1st District Engineering Office	9,650,000	9,650,000
Zamboanga Sibugay 2nd District Engineering Office	48,235,000	48,235,000
Region X - Northern Mindanao	211,231,000	211,231,000

Bukidnon 1st District Engineering Office	48,781,000	48,781,000
Bukidnon 2nd District Engineering Office	25,009,000	25,009,000
Bukidnon 3rd District Engineering Office	50,000,000	50,000,000
Lanao del Norte 2nd District Engineering Office	33,827,000	33,827,000
Misamis Occidental District Engineering Office	9,449,000	9,449,000
Misamis Oriental 2nd District Engineering Office	44,165,000	44,165,000
Region XI - Davao	44,498,000	44,498,000

Davao City District Engineering Office	27,998,000	27,998,000
Davao City 2nd District Engineering Office	16,500,000	16,500,000
Region XII - SOCCSKSARGEN	79,163,000	79,163,000

Cotabato City District Engineering Office	4,309,000	4,309,000
Sarangani District Engineering Office	74,854,000	74,854,000
Region XIII - CARAGA	38,717,000	38,717,000

Agusan del Norte District Engineering Office	38,717,000	38,717,000
Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Secondary Roads	4,878,148,000	4,878,148,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads, Secondary Roads	4,878,148,000	4,878,148,000

78	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	2,715,076,000	2,715,076,000

Central Office	2,490,524,000	2,490,524,000
Metro Manila 2nd District Engineering Office	3,411,000	3,411,000
Metro Manila 3rd District Engineering Office	52,500,000	52,500,000
North Manila District Engineering Office	42,066,000	42,066,000
Quezon City 1st District Engineering Office	28,479,000	28,479,000
South Manila District Engineering Office	98,096,000	98,096,000
Region I - Ilocos	98,677,000	98,677,000

La Union 2nd District Engineering Office	12,549,000	12,549,000
Pangasinan 1st District Engineering Office	49,199,000	49,199,000
Pangasinan 4th District Engineering Office	36,929,000	36,929,000
Cordillera Administrative Region (CAR)	117,315,000	117,315,000

Abra District Engineering Office	50,000,000	50,000,000
Apayao 1st District Engineering Office	6,700,000	6,700,000
Baguio City District Engineering Office	7,836,000	7,836,000
Benguet lst District Engineering Office	12,420,000	12,420,000
Lower Kalinga District Engineering Office	20,539,000	20,539,000
Mt. Province 1st District Engineering Office	3,816,000	3,816,000
Upper Kalinga District Engineering Office	16,004,000	16,004,000
Region II - Cagayan Valley	66,349,000	66,349,000

Isabela 4th District Engineering Office	13,000,000	13,000,000
Quirino District Engineering Office	53,349,000	53,349,000
Region III - Central Luzon	157,618,000	157,618,000

Aurora District Engineering Office	47,660,000	47,660,000

APRIL 29, 2019	OFFICIAL GAZETTE	79
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bataan 1st District Engineering Office	7,726,000	7,726,000
Bataan 2nd District Engineering Office	38,083,000	38,083,000
Bulacan 1st District Engineering Office	18,209,000	18,209,000
Pampanga 3rd District Engineering Office	20,000,000	20,000,000
Tarlac 2nd District Engineering Office	940,000	940,000
Zambales 1st District Engineering Office	25,000,000	25,000,000
Region IVA - CALABARZON	150,617,000	150,617,000

Batangas 2nd District Engineering Office	3,219,000	3,219,000
Batangas 3rd District Engineering Office	22,800,000	22,800,000
Cavite 2nd District Engineering Office	21,294,000	21,294,000
Quezon 1st District Engineering Office	66,445,000	66,445,000
Quezon 4th District Engineering Office	9,926,000	9,926,000
Rizal 1st District Engineering Office	26,933,000	26,933,000
Region IVB - MIMAROPA	166,165,000	166,165,000

Marinduque District Engineering Office	38,334,000	38,334,000
Mindoro Occidental District Engineering Office	61,365,000	61,365,000
Romblon District Engineering Office	66,466,000	66,466,000
Region V - Bicol	326,309,000	326,309,000

Albay 1st District Engineering Office	39,157,000	39,157,000
Albay 2nd District Engineering Office	5,000,000	5,000,000
Albay 3rd District Engineering Office	14,306,000	14,306,000

80	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Camarines Sur 4th District Engineering Office	52,421,000	52,421,000
Catanduanes District Engineering Office	62,000,000	62,000,000
Masbate 1st District Engineering Office	40,914,000	40,914,000
Masbate 2nd District Engineering Office	22,008,000	22,008,000
Masbate 3rd District Engineering Office	22,019,000	22,019,000
Sorsogon District Engineering Office	68,484,000	68,484,000
Region VI - Western Visayas	349,247,000	349,247,000

Capiz 2nd District Engineering Engineering Office	62,355,000	62,355,000
Guimaras District Engineering Office	47,100,000	47,100,000
Iloilo 1st District Engineering Office	15,300,000	15,300,000
Iloilo 2nd District Engineering Office	54,050,000	54,050,000
Iloilo 3rd District Engineering Office	20,650,000	20,650,000
Iloilo 4th District Engineering Office	93,700,000	93,700,000
Iloilo City District Engineering Office	37,100,000	37,100,000
Negros Occidental 2nd District Engineering Office	5,635,000	5,635,000
Negros Occidental 4th District Engineering Office	13,357,000	13,357,000
Region VII - Central Visayas	282,100,000	282,100,000

Bohol 1st District Engineering Office	75,442,000	75,442,000
Bohol 2nd District Engineering Office	39,735,000	39,735,000
Bohol 3rd District Engineering Office	33,627,000	33,627,000
Cebu 3rd District Engineering Office	57,786,000	57,786,000

APRIL 29, 2019	OFFICIAL GAZETTE	81
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cebu 5th District Engineering Office	30,000,000	30,000,000
Negros Oriental 2nd District Engineering Office	45,510,000	45,510,000
Region VIII - Eastern Visayas	205,301,000	205,301,000

Eastern Samar District Engineering Office	26,523,000	26,523,000
Samar 1st District Engineering Office	41,505,000	41,505,000
Samar 2nd District Engineering Office	39,091,000	39,091,000
Southern Leyte District Engineering Office	69,640,000	69,640,000
Tacloban City District Engineering Office	28,542,000	28,542,000
Region IX - Zamboanga Peninsula	50,000,000	50,000,000

Zamboanga del Norte 3rd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	52,458,000	52,458,000

Bukidnon 2nd District Engineering Office	28,960,000	28,960,000
Bukidnon 3rd District Engineering Office	1,598,000	1,598,000
Misamis Oriental 2nd District Engineering Office	21,900,000	21,900,000
Region XI - Davao	14,000,000	14,000,000

Compostela Valley District Engineering Office	14,000,000	14,000,000
Region XII - SOCCSKSARGEN	57,784,000	57,784,000

Sultan Kudarat 2nd District Engineering Office	32,561,000	32,561,000
Sarangani District Engineering Office	25,223,000	25,223,000
Region XIII - CARAGA	69,132,000	69,132,000

Surigao del Sur 1st District Engineering Office	12,542,000	12,542,000
Surigao del Sur 2nd District Engineering Office	56,590,000	56,590,000

82	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads - Tertiary Roads	3,376,179,000	3,376,179,000

Rehabilitation/ Reconstruction/ Upgrading of Damaged Paved Roads, Tertiary Roads	3,376,179,000	3,376,179,000

National Capital Region (NCR)	902,918,000	902,918,000

Central Office	804,622,000	804,622,000
Las Piñas - Muntinlupa District Engineering Office	7,820,000	7,820,000
Malabon - Navotas District Engineering Office	6,479,000	6,479,000
Metro Manila 1st District Engineering Office	5,474,000	5,474,000
Metro Manila 2nd District Engineering Office	5,272,000	5,272,000
Metro Manila 3rd District Engineering Office	38,997,000	38,997,000
North Manila District Engineering Office	17,985,000	17,985,000
South Manila District Engineering Office	16,269,000	16,269,000
Region I - Ilocos	322,123,000	322,123,000

Ilocos Norte 2nd District Engineering Office	117,946,000	117,946,000
Ilocos Sur 2nd District Engineering Office	111,188,000	111,188,000
La Union 1st District Engineering Office	44,830,000	44,830,000
La Union 2nd District Engineering Office	48,159,000	48,159,000
Cordillera Administrative Region (CAR)	111,596,000	111,596,000

Benguet 2nd District Engineering Office	52,125,000	52,125,000
Lower Kalinga District Engineering Office	42,119,000	42,119,000
Mt. Province 1st District Engineering Office	6,991,000	6,991,000
Upper Kalinga District Engineering Office	10,361,000	10,361,000
Region II - Cagayan Valley	67,500,000	67,500,000

Batanes District Engineering Office	5,500,000	5,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	83
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cagayan 3rd District Engineering Office	12,000,000	12,000,000
Nueva Vizcaya 2nd District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	372,099,000	372,099,000

Bataan 2nd District Engineering Office	20,000,000	20,000,000
Bulacan 1st District Engineering Office	31,086,000	31,086,000
Bulacan 2nd District Engineering Office	48,995,000	48,995,000
Nueva Ecija 1st District Engineering Office	44,557,000	44,557,000
Nueva Ecija 2nd District Engineering Office	98,484,000	98,484,000
Pampanga 2nd District Engineering Office	60,100,000	60,100,000
Tarlac District Engineering Office	56,757,000	56,757,000
Tarlac 2nd District Engineering Office	12,120,000	12,120,000
Region IVA - CALABARZON	137,256,000	137,256,000

Batangas 4th District Engineering Office	11,000,000	11,000,000
Cavite District Engineering Office	77,317,000	77,317,000
Quezon 4th District Engineering Office	48,939,000	48,939,000
Region IVB - MIMAROPA	214,142,000	214,142,000

Marinduque District Engineering Office	70,535,000	70,535,000
Mindoro Occidental District Engineering Office	48,843,000	48,843,000
Mindoro Oriental District Engineering Office	23,916,000	23,916,000
Palawan 3rd District Engineering Office	45,848,000	45,848,000
Romblon District Engineering Office	25,000,000	25,000,000

84	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	113,155,000	113,155,000

Camarines Sur 4th District Engineering Office	45,000,000	45,000,000
Masbate 1st District Engineering Office	36,970,000	36,970,000
Sorsogon District Engineering Office	31,185,000	31,185,000
Region VI - Western Visayas	585,556,000	585,556,000

Antique District Engineering Office	21,735,000	21,735,000
Capiz 2nd District Engineering Office	94,029,000	94,029,000
Iloilo 1st District Engineering Office	58,220,000	58,220,000
Iloilo 2nd District Engineering Office	203,717,000	203,717,000
Iloilo 3rd District Engineering Office	6,339,000	6,339,000
Iloilo 4th District Engineering Office	61,099,000	61,099,000
Iloilo City District Engineering Office	38,300,000	38,300,000
Negros Occidental 1st District Engineering Office	15,235,000	15,235,000
Negros Occidental 2nd District Engineering Office	38,063,000	38,063,000
Negros Occidental 3rd District Engineering Office	17,061,000	17,061,000
Negros Occidental 4th District Engineering Office	31,758,000	31,758,000
Region VII - Central Visayas	63,630,000	63,630,000

Cebu 5th District Engineering Office	15,000,000	15,000,000
Negros Oriental 1st District Engineering Office	18,600,000	18,600,000
Negros Oriental 2nd District Engineering Office	30,030,000	30,030,000

APRIL 29, 2019	OFFICIAL GAZETTE	85
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VIII - Eastern Visayas	230,892,000	230,892,000

Biliran District Engineering Office	50,000,000	50,000,000
Leyte 2nd District Engineering Office	85,000,000	85,000,000
Northern Samar 1st District Engineering Office	28,474,000	28,474,000
Northern Samar 2nd District Engineering Office	57,730,000	57,730,000
Samar 1st District Engineering Office	9,688,000	9,688,000
Region IX - Zamboanga Peninsula	53,222,000	53,222,000

Zamboanga del Norte 3rd District Engineering Office	28,003,000	28,003,000
Zamboanga del Sur 2nd District Engineering Office	25,219,000	25,219,000
Region X - Northern Mindanao	131,329,000	131,329,000

Bukidnon 2nd District Engineering Office	48,115,000	48,115,000
Cagayan de Oro City 1st District Engineering Office	1,600,000	1,600,000
Lanao del Norte 1st District Engineering Office	18,802,000	18,802,000
Lanao del Norte 2nd District Engineering Office	53,612,000	53,612,000
Misamis Oriental 2nd District Engineering Office	9,200,000	9,200,000
Region XI - Davao	32,466,000	32,466,000

Davao City District Engineering Office	32,466,000	32,466,000
Region XII - SOCCSKSARGEN	27,589,000	27,589,000

Cotabato 1st District Engineering Office	27,589,000	27,589,000
Region XIII - CARAGA	10,706,000	10,706,000

Surigao del Sur 1st District Engineering Office	10,706,000	10,706,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Primary Roads	2,071,082,000	2,071,082,000

86	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide, Primary Roads	2,071,082,000	2,071,082,000

National Capital Region (NCR)	1,168,805,000	1,168,805,000

Central Office	1,168,805,000	1,168,805,000
Region I - Ilocos	30,600,000	30,600,000

Ilocos Norte 2nd District Engineering Office	8,000,000	8,000,000
Ilocos Sur 1st District Engineering Office	1,000,000	1,000,000
Ilocos Sur 2nd District Engineering Office	15,000,000	15,000,000
La Union 2nd District Engineering Office	6,600,000	6,600,000
Cordillera Administrative Region (CAR)	20,074,000	20,074,000

Baguio City District Engineering Office	4,500,000	4,500,000
Lower Kalinga District Engineering Office	15,574,000	15,574,000
Region III - Central Luzon	37,500,000	37,500,000

Tarlac 2nd District Engineering Office	37,500,000	37,500,000
Region IVA - CALABARZON	74,865,000	74,865,000

Quezon 4th District Engineering Office	73,865,000	73,865,000
Rizal 1st District Engineering Office	1,000,000	1,000,000
Region V - Bicol	106,776,000	106,776,000

Camarines Norte District Engineering Office	49,076,000	49,076,000
Camarines Sur 1st District Engineering Office	57,700,000	57,700,000
Region VI - Western Visayas	38,000,000	38,000,000

Negros Occidental 1st District Engineering Office	38,000,000	38,000,000
Region VII - Central Visayas	22,670,000	22,670,000

Cebu 3rd District Engineering Office	22,670,000	22,670,000

APRIL 29, 2019	OFFICIAL GAZETTE	87
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VIII - Eastern Visayas	230,005,000	230,005,000

Leyte 2nd District Engineering Office	15,400,000	15,400,000
Leyte 5th District Engineering Office	31,545,000	31,545,000
Northern Samar 1st District Engineering Office	30,000,000	30,000,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Samar 2nd District Engineering Office	100,000,000	100,000,000
Tacloban City District Engineering Office	3,060,000	3,060,000
Region IX - Zamboanga Peninsula	162,230,000	162,230,000

Zamboanga del Norte 3rd District Engineering Office	50,000,000	50,000,000
Zamboanga del Sur 1st District Engineering Office	50,000,000	50,000,000
Zamboanga del Sur 2nd District Engineering Office	18,730,000	18,730,000
Zamboanga Sibugay 1st District Engineering Office	35,000,000	35,000,000
Zamboanga Sibugay 2nd District Engineering Office	8,500,000	8,500,000
Region X - Northern Mindanao	154,573,000	154,573,000

Bukidnon 3rd District Engineering Office	40,000,000	40,000,000
Lanao del Norte 1st District Engineering Office	74,573,000	74,573,000
Lanao del Norte 2nd District Engineering Office	40,000,000	40,000,000
Region XIII - CARAGA	24,984,000	24,984,000

Surigao del Sur 2nd District Engineering Office	24,984,000	24,984,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Secondary Roads	4,469,000,000	4,469,000,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide, Secondary Roads	4,469,000,000	4,469,000,000

88	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	2,401,894,000	2,401,894,000

Central Office	2,401,894,000	2,401,894,000
Region I - Ilocos	20,500,000	20,500,000

Ilocos Sur 2nd District Engineering Office	13,000,000	13,000,000
La Union 2nd District Engineering Office	7,500,000	7,500,000
Cordillera Administrative Region (CAR)	254,660,000	254,660,000

Abra District Engineering Office	100,000,000	100,000,000
Apayao 1st District Engineering Office	14,000,000	14,000,000
Apayao 2nd District Engineering Office	22,500,000	22,500,000
Benguet 1st District Engineering Office	36,673,000	36,673,000
Lower Kalinga District Engineering Office	27,622,000	27,622,000
Upper Kalinga District Engineering Office	53,865,000	53,865,000
Region III - Central Luzon	31,862,000	31,862,000

Bataan 2nd District Engineering Office	31,862,000	31,862,000
Region IVA - CALABARZON	289,150,000	289,150,000

Batangas 2nd District Engineering Office	27,020,000	27,020,000
Batangas 4th District Engineering Office	21,000,000	21,000,000
Cavite 2nd District Engineering Office	20,800,000	20,800,000
Quezon 1st District Engineering Office	77,000,000	77,000,000
Quezon 3rd District Engineering Office	75,590,000	75,590,000
Quezon 4th District Engineering Office	20,000,000	20,000,000
Rizal 1st District Engineering Office	11,000,000	11,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	89
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 2nd District Engineering Office	36,740,000	36,740,000
Region IVB - MIMAROPA	53,642,000	53,642,000

Romblon District Engineering Office	53,642,000	53,642,000
Region V - Bicol	183,193,000	183,193,000

Albay 2nd District Engineering Office	10,000,000	10,000,000
Albay 3rd District Engineering Office	20,847,000	20,847,000
Camarines Sur 4th District Engineering Office	60,000,000	60,000,000
Catanduanes District Engineering Office	86,346,000	86,346,000
Masbate 1st District Engineering Office	6,000,000	6,000,000
Region VI - Western Visayas	146,307,000	146,307,000

Iloilo 1st District Engineering Office	8,000,000	8,000,000
Iloilo 2nd District Engineering Office	4,992,000	4,992,000
Iloilo 3rd District Engineering Office	64,876,000	64,876,000
Negros Occidental 1st District Engineering Office	25,500,000	25,500,000
Negros Occidental 3rd District Engineering Office	42,939,000	42,939,000
Region VII - Central Visayas	202,638,000	202,638,000

Bohol 2nd District Engineering Office	4,592,000	4,592,000
Bohol 3rd District Engineering Office	26,500,000	26,500,000
Cebu 1st District Engineering Office	38,610,000	38,610,000
Cebu 2nd District Engineering Office	50,000,000	50,000,000
Cebu 3rd District Engineering Office	15,318,000	15,318,000

90	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cebu City District Engineering Office	60,000,000	60,000,000
Negros Oriental 3rd District Engineering Office	7,618,000	7,618,000
Region VIII - Eastern Visayas	295,976,000	295,976,000

Biliran District Engineering Office	147,700,000	147,700,000
Leyte 3rd District Engineering Office	81,776,000	81,776,000
Northern Samar 2nd District Engineering Office	16,500,000	16,500,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	45,484,000	45,484,000

Zamboanga del Norte 2nd District Engineering Office	25,484,000	25,484,000
Zamboanga del Norte 3rd District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	211,230,000	211,230,000

Camiguin District Engineering Office	14,000,000	14,000,000
Misamis Occidental District Engineering Office	37,230,000	37,230,000
Misamis Oriental 1st District Engineering Office	160,000,000	160,000,000
Region XI - Davao	163,109,000	163,109,000

Compostela Valley District Engineering Office	38,000,000	38,000,000
Davao Occidental District Engineering Office	84,814,000	84,814,000
Davao Oriental 1st District Engineering Office	40,295,000	40,295,000
Region XII - SOCCSKSARGEN	71,954,000	71,954,000

Sarangani District Engineering Office	10,966,000	10,966,000
Sultan Kudarat 2nd District Engineering Office	60,988,000	60,988,000

APRIL 29, 2019	OFFICIAL GAZETTE	91
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XIII - CARAGA	97,401,000	97,401,000

Surigao del Norte 2nd District Engineering Office	45,000,000	45,000,000
Surigao del Sur 2nd District Engineering Office	52,401,000	52,401,000
Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide - Tertiary Roads	3,905,630,000	3,905,630,000

Rehabilitation/ Reconstruction of Roads with Slips, Slope Collapse and Landslide, Tertiary Roads	3,905,630,000	3,905,630,000

National Capital Region (NCR)	2,170,313,000	2,170,313,000

Central Office	2,170,313,000	2,170,313,000
Region I - Ilocos	190,211,000	190,211,000

Ilocos Norte 2nd District Engineering Office	143,400,000	143,400,000
La Union 1st District Engineering Office	46,811,000	46,811,000
Cordillera Administrative Region (CAR)	336,922,000	336,922,000

Abra District Engineering Office	91,380,000	91,380,000
Apayao 2nd District Engineering Office	65,000,000	65,000,000
Baguio City District Engineering Office	23,000,000	23,000,000
Benguet 1st District Engineering Office	105,305,000	105,305,000
Lower Kalinga District Engineering Office	40,657,000	40,657,000
Upper Kalinga District Engineering Office	11,580,000	11,580,000
Region II - Cagayan Valley	147,247,000	147,247,000

Cagayan 2nd District Engineering Office	50,000,000	50,000,000
Cagayan 3rd District Engineering Office	10,920,000	10,920,000
Nueva Vizcaya 2nd District Engineering Office	11,640,000	11,640,000

92	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Quirino District Engineering Office	74,687,000	74,687,000
Region III - Central Luzon	93,875,000	93,875,000

Bulacan 2nd District Engineering Office	67,000,000	67,000,000
Nueva Ecija 1st District Engineering Office	11,875,000	11,875,000
Tarlac District Engineering Office	15,000,000	15,000,000
Region IVA - CALABARZON	135,717,000	135,717,000

Batangas 3rd District Engineering Office	20,000,000	20,000,000
Cavite 2nd District Engineering Office	23,400,000	23,400,000
Laguna 2nd District Engineering Office	57,317,000	57,317,000
Quezon 4th District Engineering Office	30,000,000	30,000,000
Rizal 1st District Engineering Office	5,000,000	5,000,000
Region IVB - MIMAROPA	50,829,000	50,829,000

Romblon District Engineering Office	50,829,000	50,829,000
Region V - Bicol	126,567,000	126,567,000

Albay 1st District Engineering Office	48,000,000	48,000,000
Camarines Sur 4th District Engineering Office	35,905,000	35,905,000
Catanduanes District Engineering Office	11,212,000	11,212,000
Masbate 1st District Engineering Office	31,450,000	31,450,000
Region VI - Western Visayas	138,567,000	138,567,000

Antique District Engineering Office	5,000,000	5,000,000
Iloilo 1st District Engineering Office	29,530,000	29,530,000
Iloilo 2nd District Engineering Office	18,557,000	18,557,000

APRIL 29, 2019	OFFICIAL GAZETTE	93
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 1st District District Engineering Office	30,000,000	30,000,000
Negros Occidental 3rd District District Engineering Office	30,480,000	30,480,000
Negros Occidental 4th District District Engineering Office	25,000,000	25,000,000
Region VII - Central Visayas	57,332,000	57,332,000

Bohol 2nd District Engineering Office	22,332,000	22,332,000
Cebu 4th District Engineering Office	35,000,000	35,000,000
Region VIII - Eastern Visayas	193,873,000	193,873,000

Leyte 3rd District Engineering Office	143,873,000	143,873,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	25,875,000	25,875,000

Zamboanga del Sur 2nd District Engineering Office	20,000,000	20,000,000
Zamboanga Sibugay 2nd District Engineering Office	5,875,000	5,875,000
Region X - Northern Mindanao	142,656,000	142,656,000

Bukidnon 1st District Engineering Office	22,700,000	22,700,000
Lanao del Norte 1st District Engineering Office	94,600,000	94,600,000
Lanao del Norte 2nd District Engineering Office	25,356,000	25,356,000
Region XI - Davao	58,026,000	58,026,000

Compostela Valley District Engineering Office	15,000,000	15,000,000
Davao City District Engineering Office	43,026,000	43,026,000
Region XIII - CARAGA	37,620,000	37,620,000

Agusan del Norte Engineering Office	22,620,000	22,620,000
Surigao del Norte 2nd District Engineering Office	15,000,000	15,000,000

94	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Primary Roads	1,353,461,000	1,353,461,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads, Primary Roads	1,353,461,000	1,353,461,000

National Capital Region (NCR)	622,710,000	622,710,000

Central Office	591,961,000	591,961,000
Las Piñas-Muntinlupa District Engineering Office	30,749,000	30,749,000
Region I - Ilocos	62,545,000	62,545,000

Ilocos Sur 1st District Engineering Office	10,500,000	10,500,000
Ilocos Sur 2nd District Engineering Office	12,265,000	12,265,000
La Union 1st District Engineering Office	21,189,000	21,189,000
La Union 2nd District Engineering Office	10,741,000	10,741,000
Pangasinan 3rd District Engineering Office	7,850,000	7,850,000
Cordillera Administrative Region (CAR)	20,000,000	20,000,000

Lower Kalinga District Engineering Office	20,000,000	20,000,000
Region II - Cagayan Valley	89,600,000	89,600,000

Cagayan 2nd District Engineering Office	9,600,000	9,600,000
Isabela 1st District Engineering Office	20,000,000	20,000,000
Isabela 4th District Engineering Office	60,000,000	60,000,000
Region III - Central Luzon	113,013,000	113,013,000

Nueva Ecija 1st District Engineering Office	4,600,000	4,600,000
Tarlac 2nd District Engineering Office	20,000,000	20,000,000
Tarlac District Engineering Office	74,443,000	74,443,000

APRIL 29, 2019	OFFICIAL GAZETTE	95
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zambales 2nd District Engineering Office	13,970,000	13,970,000
Region IVA - CALABARZON	46,299,000	46,299,000

Regional Office IVA - Proper	36,199,000	36,199,000
Batangas 4th District Engineering Office	10,100,000	10,100,000
Region V - Bicol	39,982,000	39,982,000

Camarines Norte District Engineering Office	22,764,000	22,764,000
Sorsogon District Engineering Office	17,218,000	17,218,000
Region VI - Western Visayas	76,788,000	76,788,000

Bacolod City District Engineering Office	23,413,000	23,413,000
Iloilo 4th District Engineering Office	30,000,000	30,000,000
Negros Occidental 4th District Engineering Office	23,375,000	23,375,000
Region VII - Central Visayas	8,000,000	8,000,000

Cebu 3rd District Engineering Office	8,000,000	8,000,000
Region VIII - Eastern Visayas	129,442,000	129,442,000

Leyte 1st District Engineering Office	50,000,000	50,000,000
Samar 1st District Engineering Office	65,373,000	65,373,000
Tacloban City District Engineering Office	14,069,000	14,069,000
Region IX- Zamboanga Peninsula	9,909,000	9,909,000

Zamboanga del Norte 3rd District Engineering Office	9,909,000	9,909,000
Region X - Northern Mindanao	104,343,000	104,343,000

Bukidnon 1st District Engineering Office	10,000,000	10,000,000
Lanao del Norte 1st District Engineering Office	55,790,000	55,790,000
Lanao del Norte 2nd District Engineering Office	20,905,000	20,905,000

96	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Misamis Occidental District Engineering Office	17,648,000	17,648,000
Region XIII - CARAGA	30,830,000	30,830,000

Surigao del Norte 2nd District Engineering Office	30,830,000	30,830,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Secondary Roads	1,422,282,000	1,422,282,000

Construction/ Upgrading/ Rehabilitation of Drainage along National Roads, Secondary Roads	1,422,282,000	1,422,282,000

National Capital Region (NCR)	573,425,000	573,425,000

Central Office	546,860,000	546,860,000
Las Piñas-Muntinlupa District Engineering Office	17,215,000	17,215,000
Metro Manila 3rd District Engineering Office	9,350,000	9,350,000
Region I - Ilocos	74,627,000	74,627,000

Pangasinan 2nd District Engineering Office	12,845,000	12,845,000
Pangasinan 4th District Engineering Office	61,782,000	61,782,000
Cordillera Administrative Region (CAR)	36,250,000	36,250,000

Benguet 2nd District Engineering Office	30,250,000	30,250,000
Upper Kalinga District Engineering Office	6,000,000	6,000,000
Region II - Cagayan Valley	18,402,000	18,402,000

Quirino District Engineering Office	18,402,000	18,402,000
Region III - Central Luzon	37,768,000	37,768,000

Aurora District Engineering Office	17,609,000	17,609,000
Pampanga 3rd District Engineering Office	7,159,000	7,159,000
Tarlac 2nd District Engineering Office	13,000,000	13,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	97
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVA - CALABARZON	90,883,000	90,883,000

Batangas 1st District Engineering Office	15,000,000	15,000,000
Batangas 2nd District Engineering Office	36,000,000	36,000,000
Batangas 3rd District Engineering Office	6,000,000	6,000,000
Cavite 2nd District Engineering Office	4,200,000	4,200,000
Cavite District Engineering Office	29,683,000	29,683,000
Region V - Bicol	190,420,000	190,420,000

Albay 1st District Engineering Office	23,080,000	23,080,000
Albay 2nd District Engineering Office	29,768,000	29,768,000
Camarines Norte District Engineering Office	15,586,000	15,586,000
Camarines Sur 4th District Engineering Office	23,000,000	23,000,000
Catanduanes District Engineering Office	9,600,000	9,600,000
Masbate 1st District Engineering Office	45,292,000	45,292,000
Masbate 2nd District Engineering Office	44,094,000	44,094,000
Region VI - Western Visayas	109,390,000	109,390,000

Aklan District Engineering Office	9,400,000	9,400,000
Bacolod City District Engineering Office	50,960,000	50,960,000
Guimaras District Engineering Office	20,000,000	20,000,000
Iloilo 1st District Engineering Office	10,425,000	10,425,000
Iloilo 4th District Engineering Office	18,605,000	18,605,000
Region VII - Central Visayas	13,107,000	13,107,000

Cebu 3rd District Engineering Office	10,107,000	10,107,000

98	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cebu 6th District Engineering Office	3,000,000	3,000,000
Region VIII - Eastern Visayas	58,885,000	58,885,000

Biliran District Engineering Office	15,887,000	15,887,000
Northern Samar 2nd District Engineering Office	13,000,000	13,000,000
Samar 1st District Engineering Office	29,998,000	29,998,000
Region X - Northern Mindanao	47,054,000	47,054,000

Bukidnon 1st District Engineering Office	8,841,000	8,841,000
Cagayan de Oro City 1st District Engineering Office	3,570,000	3,570,000
Camiguin District Engineering Office	32,643,000	32,643,000
Misamis Occidental District Engineering Office	2,000,000	2,000,000
Region XI - Davao	119,961,000	119,961,000

Compostela Valley District Engineering Office	12,000,000	12,000,000
Davao City District Engineering Office	91,689,000	91,689,000
Davao Oriental 1st District Engineering Office	16,272,000	16,272,000
Region XIII - CARAGA	52,110,000	52,110,000

Surigao del Sur 1st District Engineering Office	52,110,000	52,110,000
Construction/ Upgrading/ Rehabilitation of Drainage along National Roads - Tertiary Roads	954,316,000	954,316,000

Construction / Upgrading/ Rehabilitation of Drainage along National Roads, Tertiary Roads	954,316,000	954,316,000

National Capital Region (NCR)	182,688,000	182,688,000

Central Office	149,661,000	149,661,000
Malabon-Navotas District Engineering Office	10,000,000	10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	99
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Metro Manila 3rd District Engineering Office	23,027,000	23,027,000
Region I - Ilocos	34,756,000	34,756,000

Ilocos Sur 1st District Engineering Office	11,382,000	11,382,000
Ilocos Sur 2nd District Engineering Office	10,000,000	10,000,000
Pangasinan 1st District Engineering Office	10,374,000	10,374,000
Pangasinan 3rd District Engineering Office	3,000,000	3,000,000
Region II - Cagayan Valley	7,955,000	7,955,000

Cagayan 3rd District Engineering Office	6,764,000	6,764,000
Isabela 1st District Engineering Office	1,191,000	1,191,000
Region III - Central Luzon	362,352,000	362,352,000

Bataan 2nd District Engineering Office	36,821,000	36,821,000
Bulacan 1st District Engineering Office	121,100,000	121,100,000
Bulacan 2nd District Engineering Office	75,876,000	75,876,000
Nueva Ecija 1st District Engineering Office	36,000,000	36,000,000
Nueva Ecija 2nd District Engineering Office	8,188,000	8,188,000
Pampanga 1st District Engineering Office	1,963,000	1,963,000
Tarlac District Engineering Office	62,961,000	62,961,000
Zambales 2nd District Engineering Office	19,443,000	19,443,000
Region IVA - CALABARZON	111,451,000	111,451,000

Batangas 1st District Engineering Office	20,000,000	20,000,000
Cavite District Engineering Office	22,000,000	22,000,000

100	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Quezon 4th District Engineering Office	5,000,000	5,000,000
Rizal 1st District Engineering Office	42,000,000	42,000,000
Rizal 2nd District Engineering Office	22,451,000	22,451,000
Region V - Bicol	86,414,000	86,414,000

Albay 1st District Engineering Office	18,593,000	18,593,000
Camarines Norte District Engineering Office	6,469,000	6,469,000
Camarines Sur 4th District Engineering Office	30,000,000	30,000,000
Catanduanes District Engineering Office	21,566,000	21,566,000
Masbate 1st District Engineering Office	9,786,000	9,786,000
Region VI - Western Visayas	56,311,000	56,311,000

Iloilo 3rd District Engineering Office	8,000,000	8,000,000
Iloilo 4th District Engineering Office	16,136,000	16,136,000
Negros Occidental 4th District Engineering Office	32,175,000	32,175,000
Region VIII - Eastern Visayas	34,165,000	34,165,000

Northern Samar 2nd District Engineering Office	7,170,000	7,170,000
Tacloban City District Engineering Office	26,995,000	26,995,000
Region X - Northern Mindanao	48,861,000	48,861,000

Bukidnon 1st District Engineering Office	7,208,000	7,208,000
Bukidnon 2nd District Engineering Office	19,356,000	19,356,000
Lanao del Norte 1st District Engineering Office	12,297,000	12,297,000
Lanao del Norte 2nd District Engineering Office	10,000,000	10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	101
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	8,698,000	8,698,000

Davao Occidental District Engineering Office	8,698,000	8,698,000
Region XIII - CARAGA	20,665,000	20,665,000

Agusan del Norte District Engineering Office	15,000,000	15,000,000
Surigao del Sur 1st District Engineering Office	5,665,000	5,665,000
Network Development	95,291,979,000	95,291,979,000

Road Widening - Primary Roads	10,454,563,000	10,454,563,000

Road Widening of Primary Roads	10,454,563,000	10,454,563,000

National Capital Region (NCR)	8,636,936,000	8,636,936,000

Central Office	8,636,936,000	8,636,936,000
Region I - Ilocos	272,068,000	272,068,000

Ilocos Norte 2nd District Engineering Office	52,616,000	52,616,000
Ilocos Sur 2nd District Engineering Office	40,272,000	40,272,000
La Union 1st District Engineering Office	23,781,000	23,781,000
La Union 2nd District Engineering Office	107,464,000	107,464,000
Pangasinan 2nd District Engineering Office	12,273,000	12,273,000
Pangasinan 3rd District Engineering Office	35,662,000	35,662,000
Cordillera Administrative Region (CAR)	1,800,000	1,800,000

Baguio City District Engineering Office	1,800,000	1,800,000
Region II - Cagayan Valley	332,545,000	332,545,000

Cagayan 2nd District Engineering Office	31,592,000	31,592,000
Cagayan 3rd District Engineering Office	30,724,000	30,724,000
Isabela 1st District Engineering Office	51,714,000	51,714,000

102	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Isabela 2nd District Engineering Office	24,807,000	24,807,000
Isabela 3rd District Engineering Office	93,587,000	93,587,000
Isabela 4th District Engineering Office	39,003,000	39,003,000
Nueva Vizcaya District Engineering Office	20,000,000	20,000,000
Nueva Vizcaya 2nd District Engineering Office	41,118,000	41,118,000
Region III - Central Luzon	21,600,000	21,600,000

Tarlac District Engineering Office	21,600,000	21,600,000
Region IVA - CALABARZON	46,503,000	46,503,000

Cavite District Engineering Office	37,003,000	37,003,000
Quezon 2nd District Engineering Office	9,500,000	9,500,000
Region V - Bicol	134,749,000	134,749,000

Camarines Norte District Engineering Office	97,000,000	97,000,000
Sorsogon District Engineering Office	37,749,000	37,749,000
Region VI - Western Visayas	137,162,000	137,162,000

Capiz 2nd District Engineering Office	42,525,000	42,525,000
Negros Occidental 1st District Engineering Office	15,805,000	15,805,000
Negros Occidental 3rd District Engineering Office	50,000,000	50,000,000
Negros Occidental 4th District Engineering Office	28,832,000	28,832,000
Region VIII - Eastern Visayas	211,407,000	211,407,000

Leyte 1st District Engineering Office	34,631,000	34,631,000
Leyte 2nd District Engineering Office	31,276,000	31,276,000
Leyte 5th District Engineering Office	45,500,000	45,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	103
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 2nd District Engineering Office	100,000,000	100,000,000
Region IX - Zamboanga Peninsula	153,650,000	153,650,000

Zamboanga City District Engineering Office	6,000,000	6,000,000
Zamboanga del Sur 1st District Engineering Office	147,650,000	147,650,000
Region X - Northern Mindanao	76,765,000	76,765,000

Bukidnon 2nd District Engineering Office	10,357,000	10,357,000
Misamis Occidental 1st District Engineering Office	66,408,000	66,408,000
Region XI - Davao	150,426,000	150,426,000

Compostela Valley District Engineering Office	87,801,000	87,801,000
Davao City 2nd District Engineering Office	20,000,000	20,000,000
Davao City District Engineering Office	42,625,000	42,625,000
Region XII - SOCCSKSARGEN	237,967,000	237,967,000

Cotabato 1st District Engineering Office	75,034,000	75,034,000
South Cotabato 2nd District Engineering Office	67,060,000	67,060,000
South Cotabato District Engineering Office	45,000,000	45,000,000
Sultan Kudarat 1st District Engineering Office	50,873,000	50,873,000
Region XIII - CARAGA	40,985,000	40,985,000

Butuan City District Engineering Office	40,985,000	40,985,000
Road Widening - Secondary	11,802,527,000	11,802,527,000

Road Widening of Secondary	11,802,527,000	11,802,527,000

National Capital Region (NCR)	9,079,221,000	9,079,221,000

Central Office	9,060,221,000	9,060,221,000
Quezon City 1st District Engineering Office	19,000,000	19,000,000

104	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	282,684,000	282,684,000

Ilocos Norte 2nd District Engineering Office	3,500,000	3,500,000
Ilocos Sur 2nd District Engineering Office	30,637,000	30,637,000
La Union 2nd District Engineering Office	30,000,000	30,000,000
Pangasinan 1st District Engineering Office	55,000,000	55,000,000
Pangasinan 2nd District Engineering Office	19,889,000	19,889,000
Pangasinan 3rd District Engineering Office	54,640,000	54,640,000
Pangasinan 4th District Engineering Office	89,018,000	89,018,000
Cordillera Administrative Region (CAR)	33,205,000	33,205,000

Apayao 1st District Engineering Office	11,550,000	11,550,000
Apayao 2nd District Engineering Office	21,655,000	21,655,000
Region II - Cagayan Valley	159,121,000	159,121,000

Isabela 1st District Engineering Office	4,803,000	4,803,000
Nueva Vizcaya District Engineering Office	19,375,000	19,375,000
Quirino District Engineering Office	134,943,000	134,943,000
Region III - Central Luzon	125,149,000	125,149,000

Bataan 2nd District Engineering Office	34,000,000	34,000,000
Tarlac 2nd District Engineering Office	12,970,000	12,970,000
Zambales 1st District Engineering Office	78,179,000	78,179,000
Region IVA - CALABARZON	236,634,000	236,634,000

Batangas 1st District Engineering Office	107,356,000	107,356,000
Cavite 2nd District Engineering Office	58,586,000	58,586,000

APRIL 29, 2019	OFFICIAL GAZETTE	105
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon 1st District Engineering Office	22,332,000	22,332,000
Rizal 2nd District Engineering Office	48,360,000	48,360,000
Region IVB - MIMAROPA	401,805,000	401,805,000

Marinduque District Engineering Office	27,500,000	27,500,000
Mindoro Occidental District Engineering Office	290,752,000	290,752,000
Mindoro Oriental District Engineering Office	33,553,000	33,553,000
Southern Mindoro District Engineering Office	50,000,000	50,000,000
Region V - Bicol	367,241,000	367,241,000

Albay 1st District Engineering Office	77,530,000	77,530,000
Albay 2nd District Engineering Office	40,000,000	40,000,000
Albay 3rd District Engineering Office	10,000,000	10,000,000
Catanduanes District Engineering Office	98,902,000	98,902,000
Masbate 2nd District Engineering Office	58,569,000	58,569,000
Masbate 3rd District Engineering Office	32,240,000	32,240,000
Sorsogon District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	291,961,000	291,961,000

Antique District Engineering Office	45,276,000	45,276,000
Guimaras District Engineering Office	86,000,000	86,000,000
Iloilo 1st District Engineering Office	14,000,000	14,000,000
Iloilo 2nd District Engineering Office	63,995,000	63,995,000
Iloilo 3rd District Engineering Office	32,690,000	32,690,000

106	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Negros Occidental 1st District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	50,000,000	50,000,000

Cebu 1st District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	335,151,000	335,151,000

Leyte 3rd District Engineering Office	144,261,000	144,261,000
Leyte 5th District Engineering Office	72,000,000	72,000,000
Northern Samar 2nd District Engineering Office	76,200,000	76,200,000
Samar 1st District Engineering Office	42,690,000	42,690,000
Region IX - Zamboanga Peninsula	50,000,000	50,000,000

Zamboanga del Norte 2nd District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	116,360,000	116,360,000

Bukidnon 1st District Engineering Office	50,000,000	50,000,000
Bukidnon 2nd District Engineering Office	31,568,000	31,568,000
Bukidnon 3rd District Engineering Office	34,792,000	34,792,000
Region XI - Davao	6,770,000	6,770,000

Davao City District Engineering Office	6,770,000	6,770,000
Region XII - SOCCSKSARGEN	103,558,000	103,558,000

Sultan Kudarat 1st District Engineering Office	48,168,000	48,168,000
Sultan Kudarat 2nd District Engineering Office	55,390,000	55,390,000
Region XIII - CARAGA	163,667,000	163,667,000

Surigao del Norte 2nd District Engineering Office	73,667,000	73,667,000
Surigao del Sur 2nd District Engineering Office	90,000,000	90,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	107
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Road Widening - Tertiary Roads	5,615,264,000	5,615,264,000

Road Widening of Tertiary Roads	5,615,264,000	5,615,264,000

National Capital Region (NCR)	3,991,647,000	3,991,647,000

Central Office	3,991,647,000	3,991,647,000
Region I - Ilocos	71,677,000	71,677,000

Pangasinan 1st District Engineering Office	41,677,000	41,677,000
Pangasinan 3rd District Engineering Office	30,000,000	30,000,000
Cordillera Administrative Region (CAR)	65,374,000	65,374,000

Lower Kalinga District Engineering Office	65,374,000	65,374,000
Region II - Cagayan Valley	125,097,000	125,097,000

Isabela 3rd District Engineering Office	66,800,000	66,800,000
Quirino District Engineering Office	58,297,000	58,297,000
Region III - Central Luzon	251,949,000	251,949,000

Bataan 2nd District Engineering Office	62,795,000	62,795,000
Bulacan 1st District Engineering Office	21,845,000	21,845,000
Bulacan 2nd District Engineering Office	33,312,000	33,312,000
Pampanga 1st District Engineering Office	21,923,000	21,923,000
Tarlac 2nd District Engineering Office	8,340,000	8,340,000
Tarlac District Engineering Office	103,734,000	103,734,000
Region IVA - CALABARZON	245,317,000	245,317,000

Regional Office IVA - Proper	39,418,000	39,418,000
Batangas 3rd District Engineering Office	88,610,000	88,610,000
Cavite District Engineering Office	12,060,000	12,060,000

108	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Laguna 3rd District Engineering Office	15,727,000	15,727,000
Quezon 1st District Engineering Office	20,000,000	20,000,000
Quezon 2nd District Engineering Office	7,965,000	7,965,000
Rizal 1st District Engineering Office	4,000,000	4,000,000
Rizal 2nd District Engineering Office	57,537,000	57,537,000
Region V - Bicol	61,032,000	61,032,000

Albay 1st District Engineering Office	25,000,000	25,000,000
Albay 3rd District Engineering Office	10,050,000	10,050,000
Masbate 2nd District Engineering Office	25,982,000	25,982,000
Region VI - Western Visayas	208,889,000	208,889,000

Capiz 2nd District Engineering Office	61,563,000	61,563,000
Iloilo 2nd District Engineering Office	71,000,000	71,000,000
Iloilo 3rd District Engineering Office	11,690,000	11,690,000
Iloilo 4th District Engineering Office	24,700,000	24,700,000
Negros Occidental 1st District Engineering Office	39,936,000	39,936,000
Region VIII - Eastern Visayas	184,591,000	184,591,000

Leyte 1st District Engineering Office	40,000,000	40,000,000
Leyte 5th District Engineering Office	46,769,000	46,769,000
Northern Samar 2nd District Engineering Office	40,000,000	40,000,000
Samar 1st District Engineering Office	6,272,000	6,272,000
Tacloban City District Engineering Office	51,550,000	51,550,000

APRIL 29, 2019	OFFICIAL GAZETTE	109
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IX - Zamboanga Peninsula	100,000,000	100,000,000

Zamboanga del Norte 3rd District Engineering Office	50,000,000	50,000,000
Zamboanga del Sur 1st District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	101 ,271 ,000	101,271,000

Bukidnon 1st District Engineering Office	101,271,000	101,271,000
Region XII - SOCCSKSARGEN	44,808,000	44,808,000

Cotabato 1st District Engineering Office	44,808,000	44,808,000
Region XIII - CARAGA	163,612,000	163,612,000

Agusan del Norte District Engineering Office	35,000,000	35,000,000
Butuan City District Engineering Office	67,046,000	67,046,000
Surigao del Norte 1st District Engineering Office	34,000,000	34,000,000
Surigao del Norte 2nd District Engineering Office	1,300,000	1,300,000
Surigao del Sur 1st District Engineering Office	26,266,000	26,266,000
Construction of By-Passes/ Diversion Roads	36,236,900,000	36,236,900,000

Construction of By-Passes/ Diversion Roads	32,131,800,000	32,131,800,000

National Capital Region (NCR)	29,288,146,000	29,288,146,000

Central Office	29,288,146,000	29,288,146,000
Region I - Ilocos	78,000,000	78,000,000

Pangasinan 1st District Engineering Office	35,000,000	35,000,000
Pangasinan 3rd District Engineering Office	43,000,000	43,000,000
Cordillera Administrative Region (CAR)	88,000,000	88,000,000

Baguio City District Engineering Office	88,000,000	88,000,000

110	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley	232,100,000	232,100,000

Cagayan 2nd District Engineering Office	132,100,000	132,100,000
Cagayan 3rd District Engineering Office	40,000,000	40,000,000
Isabela 3rd District Engineering Office	60,000,000	60,000,000
Region III - Central Luzon	586,330,000	586,330,000

Bulacan 1st District Engineering Office	100,000,000	100,000,000
Nueva Ecija 1st District Engineering Office	106,360,000	106,360,000
Nueva Ecija 2nd District Engineering Office	100,000,000	100,000,000
Pampanga 1st District Engineering Office	128,746,000	128,746,000
Tarlac District Engineering Office	151,224,000	151,224,000
Region IVA - CALABARZON	905,139,000	905,139,000

Batangas 4th District Engineering Office	144,200,000	144,200,000
Cavite 2nd District Engineering Office	100,000,000	100,000,000
Quezon 1st District Engineering Office	296,760,000	296,760,000
Quezon 3rd District Engineering Office	27,325,000	27,325,000
Quezon 4th District Engineering Office	300,000,000	300,000,000
Rizal 2nd District Engineering Office	36,854,000	36,854,000
Region IVB - MIMAROPA	165,556,000	165,556,000

Mindoro Occidental District Engineering Office	65,556,000	65,556,000
Mindoro Oriental District Engineering Office	100,000,000	100,000,000
Region V - Bicol	100,000,000	100,000,000

Albay 2nd District Engineering Office	100,000,000	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	111
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	198,299,000	198,299,000

Capiz 2nd District Engineering Office	100,000,000	100,000,000
Iloilo 4th District Engineering Office	48,299,000	48,299,000
Negros Occidental 1st District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	80,000,000	80,000,000

Cebu 2nd District Engineering Office	50,000,000	50,000,000
Cebu 3rd District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	113,400,000	113,400,000

Biliran District Engineering Office	13,400,000	13,400,000
Leyte 5th District Engineering Office	50,000,000	50,000,000
Samar 1st District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	32,520,000	32,520,000

Zamboanga del Sur 1st District Engineering Office	32,520,000	32,520,000
Region X - Northern Mindanao	150,000,000	150,000,000

Bukidnon 3rd District Engineering Office	50,000,000	50,000,000
Misamis Oriental 1st District Engineering Office	100,000,000	100,000,000
Region XI - Davao	14,310,000	14,310,000

Davao City District Engineering Office	14,310,000	14,310,000
Region XIII - CARAGA	100,000,000	100,000,000

Surigao del Sur 2nd District Engineering Office	100,000,000	100,000,000
Project(s)
Foreign - Assisted Project(s)	4,105,100,000	4,105,100,000

Central Luzon Link Expressway (CLLEX), Phase I, La Paz, Tarlac to Cabanatuan City, JICA, PH - P249	1,548,627,000	1,548,627,000

112	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Loan Proceeds	1,220,000,000	1,220,000,000

National Capital Region (NCR)	1,220,000,000	1,220,000,000

Central Office	1,220,000,000	1,220,000,000
GOP Counterpart	328,627,000	328,627,000

National Capital Region (NCR)	328,627,000	328,627,000

Central Office	328,627,000	328,627,000
Arterial Road By-pass Project (Phase II), Construction of Contract Packages III and IV, Plaridel By-Pass II (Bustos to San Rafael), JICA, PH - P250	53,185,000	53,185,000

GOP Counterpart	53,185,000	53,185,000

National Capital Region (NCR)	53,185,000	53,185,000

Central Office	53,185,000	53,185,000
Davao City By-Pass Construction Project (South and Center Sections), JICA, PH-P261	1,618,010,000	1,618,010,000

Loan Proceeds	1,350,377,000	1,350,317,000

National Capital Region (NCR)	1,350,377,000	1,350,317,000

Central Office	1,350,377,000	1,350,377,000
GOP Counterpart	267,633,000	267,633,000

National Capital Region (NCR)	267,633,000	267,633,000

Central Office	267,633,000	267,633,000
Arterial Road Bypass Construction Project, Phase III (JICA - Assisted)	885,278,000	885,278,000

Loan Proceeds	704,817,000	704,817,000

National Capital Region (NCR)	704,817,000	704,817,000

Central Office	704,817,000	704,817,000
GOP Counterpart	180,461,000	180,461,000

National Capital Region (NCR)	180,461,000	180,461,000

Central Office	180,461,000	180,461,000
Construction of Missing Links/New Roads	19,211,819,000	19,211,819,000

Construction of Missing Links/New Roads	16,311,947,000	16,311,947,000

National Capital Region (NCR)	15,217,204,000	15,217,204,000

Central Office	15,217,204,000	15,217,204,000

APRIL 29, 2019	OFFICIAL GAZETTE	113
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos	5,000,000	5,000,000

Ilocos Sur 2nd District Engineering Office	5,000,000	5,000,000
Cordillera Administrative Region (CAR)	224,430,000	224,430,000

Abra District Engineering Office	130,000,000	130,000,000
Apayao 1st District Engineering Office	70,000,000	70,000,000
Apayao 2nd District Engineering Office	24,430,000	24,430,000
Region II - Cagayan Valley	190,000,000	190,000,000

Cagayan 2nd District Engineering Office	20,000,000	20,000,000
Isabela 2nd District Engineering Office	120,000,000	120,000,000
Quirino District Engineering Office	50,000,000	50,000,000
Region IVA - CALABARZON	285,000,000	285,000,000

Regional Office IVA - Proper	50,000,000	50,000,000
Quezon 1st District Engineering Office	50,000,000	50,000,000
Quezon 3rd District Engineering Office	35,000,000	35,000,000
Quezon 4th District Engineering Office	150,000,000	150,000,000
Region IVB - MIMAROPA	180,000,000	180,000,000

Mindoro Occidental District Engineering Office	180,000,000	180,000,000
Region V - Bicol	94,601,000	94,601,000

Camarines Sur 4th District Engineering Office	74,601,000	74,601,000
Masbate 1st District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	30,000,000	30,000,000

Lanao del Norte 2nd District Engineering Office	30,000,000	30,000,000

114	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Region XII - SOCCSKSARGEN	50,000,000	50,000,000

Sultan kudarat 1st District Engineering Office	50,000,000	50,000,000
Region XIII - CARAGA	35,712,000	35,712,000

Agusan del Norte District Engineering Office	35,712,000	35,712,000
Project(s)
Foreign - Assisted Project(s)	2,899,872,000	2,899,872,000

Infrastructure Preparation and Innovation Facility (IPIF), Output 1 (Roads and Bridges), ADB, Technical Assistance Loan	733,148,000	733,148,000

Loan Proceeds	163,928,000	163,928,000

National Capital Region (NCR)	163,928,000	163,928,000

Central Office	163,928,000	163,928,000
GDP Counterpart	569,220,000	569,220,000

National Capital Region (NCR)	569,220,000	569,220,000

Central Office	569,220,000	569,220,000
Improving Growth Corridors in Mindanao Road Sector Project	2,166,724,000	2,166,724,000

Loan Proceeds	1,337,750,000	1,337,750,000

National Capital Region (NCR)	1,337,750,000	1,337,750,000

Central Office	1,337,750,000	1,337,750,000
GDP Counterpart	828,974,000	828,974,000

National Capital Region (NCR)	828,974,000	828,974,000

Central Office	828,974,000	828,974,000
Construction of Flyovers/Interchanges/Underpasses/Long Span Bridges	2,897,215,000	2,897,215,000

Construction of Flyovers/Interchanges/Underpasses/Long Span Bridges	2,661,867,000	2,661,867,000

National Capital Region (NCR)	2,661,867,000	2,661,867,000

Central Office	2,661,867,000	2,661,867,000

APRIL 29, 2019	OFFICIAL GAZETTE	115
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Project(s)
Foreign - Assisted Project(s)	235,348,000	235,348,000

Metro Manila Interchange Construction Project, Phase VI (JICA, PH - P258)	235,348,000	235,348,000

Loan Proceeds	185,287,000	185,287,000

National Capital Region (NCR)	185,287,000	185,287,000

Central Office	185,287,000	185,287,000
GDP counterpart	50,061,000	50,061,000

National Capital Region (NCR)	50,061,000	50,061,000

Central Office	50,061,000	50,061,000
Off-Carriageway Improvement - Primary Roads	977,048,000	977,048,000

Off-Carriageway Improvement of Primary Roads	977,048,000	977,048,000

National Capital Region (NCR)	591,239,000	591,239,000

Central Office	591,239,000	591,239,000
Region I - Ilocos	73,995,000	73,995,000

Ilocos Norte 2nd District Engineering Office	3,000,000	3,000,000
Ilocos Sur 2nd District Engineering Office	13,395,000	13,395,000
La Union 2nd District Engineering Office	31,100,000	31,100,000
Pangasinan 3rd District Engineering Office	26,500,000	26,500,000
Cordillera Administrative Region (CAR)	32,500,000	32,500,000

Baguio City District Engineering Office	32,500,000	32,500,000
Region III - Central Luzon	8,526,000	8,526,000

Nueva Ecija 1st District Engineering Office	3,085,000	3,085,000
Tarlac District Engineering Office	5,441,000	5,441,000
Region IVA - CALABARZON	60,617,000	60,617,000

Cavite District Engineering Office	22,381,000	22,381,000
Laguna 2nd District Engineering Office	13,176,000	13,176,000

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Quezon 2nd District Engineering Office	25,060,000	25,060,000
Region Y - Bicol	6,440,000	6,440,000

Albay 3rd District Engineering Office	6,440,000	6,440,000
Region VII - Central Visayas	33,660,000	33,660,000

Cebu 3rd District Engineering Office	27,000,000	27,000,000
Cebu 5th District Engineering Office	6,660,000	6,660,000
Region VIII - Eastern Visayas	50,000,000	50,000,000

Leyte 1st District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	73,906,000	73,906,000

Bukidnon 1st District Engineering Office	63,086,000	63,086,000
Misamis Oriental 2nd District Engineering Office	10,820,000	10,820,000
Region XI - Davao	13,000,000	13,000,000

Compostela Valley District Engineering Office	13,000,000	13,000,000
Region XIII - CARAGA	33,165,000	33,165,000

Agusan del Norte District Engineering Office	33,165,000	33,165,000
Off-Carriageway Improvement - Secondary Roads	2,903,852,000	2,903,852,000

Off-Carriageway Improvement of Secondary Roads	2,903,852,000	2,903,852,000

National Capital Region ( NCR)	1,771,790,000	1,771,790,000

Central Office	1,771,790,000	1,771,790,000
Region I - Ilocos	44,982,000	44,982,000

Ilocos Sur 2nd District Engineering Office	29,832,000	29,832,000
La Union 2nd District Engineering Office	12,150,000	12,150,000
Pangasinan 2nd District Engineering Office	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	117
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	176,857,000	176,857,000

Abra District Engineering Office	50,000,000	50,000,000
Apayao 1st District Engineering Office	56,792,000	56,792,000
Apayao 2nd District Engineering Office	49,065,000	49,065,000
Baguio City District Engineering Office	21,000,000	21,000,000
Region III - Central Luzon	131,333,000	131,333,000

Aurora District Engineering Office	25,891,000	25,891,000
Bataan 2nd District Engineering Office	19,053,000	19,053,000
Bulacan 1st District Engineering Office	3,385,000	3,385,000
Nueva Ecija 1st District Engineering Office	2,550,000	2,550,000
Pampanga 3rd District Engineering Office	42,000,000	42,000,000
Zambales 2nd District Engineering Office	38,454,000	38,454,000
Region IVA - CALABARZON	164,415,000	164,415,000

Batangas 2nd District Engineering Office	40,000,000	40,000,000
Batangas 4th District Engineering Office	45,750,000	45,750,000
Cavite 2nd District Engineering Office	39,039,000	39,039,000
Quezon 2nd District Engineering Office	15,000,000	15,000,000
Quezon 3rd District Engineering Office	24,626,000	24,626,000
Region IVB - MIMAROPA	7,756,000	7,756,000

Mindoro Oriental District Engineering Office	7,756,000	7,756,000
Region V - Bicol	201,754,000	201,754,000

Albay 1st District Engineering Office	3,235,000	3,235,000

118	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Albay 2nd District Engineering Office	50,000,000	50,000,000
Camarines Sur 4th District Engineering Office	80,000,000	80,000,000
Catanduanes District Engineering Office	22,132,000	22,132,000
Masbate 1st District Engineering Office	21,928,000	21,928,000
Sorsogon District Engineering Office	24,459,000	24,459,000
Region VI - Western Visayas	53,292,000	53,292,000

Bacolod City District Engineering Office	30,675,000	30,675,000
Negros Occidental 4th District Engineering Office	22,617,000	22,617,000
Region VII - Central Visayas	132,663,000	132,663,000

Bohol 1st District Engineering Office	18,693,000	18,693,000
Bohol 3rd District Engineering Office	30,000,000	30,000,000
Cebu 1st District Engineering Office	38,463,000	38,463,000
Cebu 2nd District Engineering Office	15,507,000	15,507,000
Cebu 3rd District Engineering Office	30,000,000	30,000,000
Region VIII - Eastern Visayas	104,439,000	104,439,000

Biliran District Engineering Office	16,600,000	16,600,000
Leyte 5th District Engineering Office	17,099,000	17,099,000
Northern Samar 2nd District Engineering Office	39,390,000	39,390,000
Samar 2nd District Engineering Office	31,350,000	31,350,000
Region X - Northern Mindanao	2,030,000	2,030,000

Cagayan de Oro City 1st Engineering Office	2,030,000	2,030,000

APRIL 29, 2019	OFFICIAL GAZETTE	119
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	61,711,000	61,711,000

Davao City District Engineering Office	11,789,000	11,789,000
Davao del Norte District Engineering Office	49,922,000	49,922,000
Region XIII - CARAGA	50,830,000	50,830,000

Surigao del Norte 2nd District Engineering Office	30,830,000	30,830,000
Surigao del Sur 2nd District Engineering Office	20,000,000	20,000,000
Off-Carriageway Improvement - Tertiary Roads	2,354,165,000	2,354,165,000

Off-Carriageway Improvement of Tertiary Roads	2,354,165,000	2,354,165,000

National Capital Region (NCR)	957,651,000	957,651,000

Central Office	957,651,000	957,651,000
Region I - I1ocos	132,278,000	132,278,000

Ilocos Norte 2nd District Engineering Office	88,436,000	88,436,000
Ilocos Sur 1st District Engineering Office	11,452,000	11,452,000
La Union 1st District Engineering Office	32,390,000	32,390,000
Cordillera Administrative Region (CAR)	15,522,000	15,522,000

Baguio City District Engineering Office	4,000,000	4,000,000
lower Kalinga District Engineering Office	11,522,000	11,522,000
Region II - Cagayan Valley	49,186,000	49,186,000

Quirino District Engineering Office	49,186,000	49,186,000
Region III - Central Luzon	170,737,000	170,737,000

Aurora District Engineering Office	14,280,000	14,280,000
Bataan 2nd District Engineering Office	15,043,000	15,043,000
Nueva Ecija 1st District Engineering Office	72,705,000	72,705,000
Pampanga 2nd District Engineering Office	39,009,000	39,009,000

120	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Tarlac 2nd District Engineering Office	29,700,000	29,700,000
Region IVA - CALABARZON	143,848,000	143,848,000

Regional Office IVA - Proper	20,000,000	20,000,000
Batangas 4th District Engineering Office	45,702,000	45,702,000
Cavite 2nd District Engineering Office	16,340,000	16,340,000
Laguna 3rd District Engineering Office	25,000,000	25,000,000
Quezon 4th District Engineering Office	4,585,000	4,585,000
Rizal 1st District Engineering Office	8,235,000	8,235,000
Rizal 2nd District Engineering Office	23,986,000	23,986,000
Region V - Bicol	358,368,000	358,368,000

Camarines Sur 4th District Engineering Office	130,008,000	130,008,000
Masbate 1st District Engineering Office	136,718,000	136,718,000
Sorsogon District Engineering Office	91,642,000	91,642,000
Region VI - Western Visayas	14,824,000	14,824,000

Negros Occidental 4th District Engineering Office	14,824,000	14,824,000
Region VII - Central Visayas	88,276,000	88,276,000

Bohol 2nd District Engineering Office	50,000,000	50,000,000
Bohol 3rd District Engineering Office	24,924,000	24,924,000
Cebu 1st District Engineering Office	13,352,000	13,352,000
Region VIII - Eastern Visayas	223,644,000	223,644,000

Leyte 2nd District Engineering Office	97,294,000	97,294,000
Leyte 3rd District Engineering Office	14,080,000	14,080,000

APRIL 29, 2019	OFFICIAL GAZETTE	121
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Northern Samar 2nd District Engineering Office	75,952,000	75,952,000
Samar 2nd District Engineering Office	36,318,000	36,318,000
Region X - Northern Mindanao	126,314,000	126,314,000

Bukidnon 1st District Engineering Office	27,770,000	27,770,000
Lanao del Norte 1st District District Engineering Office	98,544,000	98,544,000
Region XI - Davao	4,964,000	4,964,000

Davao City 2nd District Engineering Office	4,964,000	4,964,000
Region XIII - CARAGA	68,553,000	68,553,000

Butuan City Islands District Engineering Office	10,160,000	10,160,000
Surigao del Norte 2nd District Engineering Office	37,477,000	37,477,000
Surigao del Sur 1st District Engineering Office	20,916,000	20,916,000
Paving of Unpaved Roads - Primary Roads	25,000,000	25,000,000

Paving of Unpaved Roads of Primary Roads	25,000,000	25,000,000

Region IX - SOCCSKSARGEN	25,000,000	25,000,000

Zamboanga del Sur lst District Engineering Office	25,000,000	25,000,000
Paving of Unpaved Roads - Secondary Roads	953,661,000	953,661,000

Paving of Unpaved Roads of Secondary Roads	649,635,000	649,635,000

National Capital Region (NCR)	460,265,000	460,265,000

Central Office	460,265,000	460,265,000
Cordillera Administrative Region (CAR)	30,600,000	30,600,000

Upper Kalinga District Engineering Office	30,600,000	30,600,000
Region III - Central Luzon	35,100,000	35,100,000

Aurora District Engineering Office	35,100,000	35,100,000
Region IVB - MIMAROPA	40,350,000	40,350,000

Romblon District Engineering Office	40,350,000	40,350,000

122	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Region V - Bicol	50,000,000	50,000,000

Catanduanes District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	29,520,000	29,520,000

Negras Occidental 1st District Engineering Office	29,520,000	29,520,000
Region IX - Northern Mindanao	3,800,000	3,800,000

Zamboanga del Norte 3rd District Engineering Office	3,800,000	3,800,000
Project(s)
Foreign - Assisted Project(s)	304,026,000	304,026,000

Samar Pacific Coastal Road (Palapag-Mapanas-Lapinig-Jipapad-Arteche-San Policarpio-Oras) Northern and Eastern Samar, Korean -EDCF, Loan No. PHL - 14	20,725,000	20,725,000

Loan Proceeds	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
GDP Counterpart	725,000	725,000

National Capital Region (NCR)	725,000	725,000

Central Office	725,000	725,000
Road Network Development Project in Conflict-Affected Areas in Mindanao (RNDP-CAAM), JICA-Assisted	283,301,000	283,301,000

Loan Proceeds	220,428,000	220,428,000

National Capital Region (NCR)	220,428,000	220,428,000

Central Office	220,428,000	220,428,000
GDP Counterpart	62,873,000	62,873,000

National Capital Region (NCR)	62,873,000	62,873,000

Central Office	62,873,000	62,873,000
Paving of Unpaved Roads - Tertiary Roads	1,859,965,000	1,859,965,000

Paving of Unpaved Roads of Tertiary Roads	1,859,965,000	1,859,965,000

National Capital Region (NCR)	1,458,793,000	1,458,793,000

Central Office	1,458,793,000	1,458,793,000

APRIL 29, 2019	OFFICIAL GAZETTE	123
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos Region	4,900,000	4,900,000

Ilocos Norte 2nd District Engineering Office	4,900,000	4,900,000
Cordillera Administrative Region (CAR)	148,116,000	148,116,000

Apayao 2nd District Engineering Office	67,883,000	67,883,000
Benguet 2nd District Engineering Office	18,360,000	18,360,000
Lower Kalinga District Engineering Office	2,533,000	2,533,000
Upper Kalinga District Engineering Office	59,340,000	59,340,000
Region II - Cagayan Valley	29,640,000	29,640,000

Cagayan 2nd District Engineering Office	17,640,000	17,640,000
Nueva Vizcaya 2nd District Engineering Office	12,000,000	12,000,000
Region IVA - CALABARZON	40,000,000	40,000,000

Quezon 4th District Engineering Office	40,000,000	40,000,000
Region IVB - MIMAROPA	77,934,000	77,934,000

Mindoro Occidental District Engineering Office	36,944,000	36,944,000
Romblon District Engineering Office	40,990,000	40,990,000
Region V - Bicol	80,872,000	80,872,000

Camarines Sur 4th District Engineering Office	49,158,000	49,158,000
Catanduanes District Engineering Office	31,714,000	31,714,000
Region X - Northern Mindanao	19,710,000	19,710,000

Bukidnon 2nd District Engineering Office	2,900,000	2,900,000
Bukidnon 3rd District Engineering Office	10,810,000	10,810,000
Lanao del Norte 1st District Engineering Office	6,000,000	6,000,000

124	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

BRIDGE PROGRAM	24,287,254,000	24,287,254,000

Replacement of Permanent Weak Bridges	3,016,686,000	3,016,686,000

Replacement of Permanent Weak Bridges	3,016,686,000	3,016,686,000

National Capital Region (NCR)	2,083,039,000	2,083,039,000

Central Office	2,065,039,000	2,065,039,000
North Manila District Engineering Office	15,000,000	15,000,000
South Manila District Engineering Office	3,000,000	3,000,000
Region I - Ilocos	148,250,000	148,250,000

Ilocos Norte 2nd District Engineering Office	15,000,000	15,000,000
Ilocos Sur 2nd District Engineering Office	63,250,000	63,250,000
Pangasinan 1st District Engineering Office	40,000,000	40,000,000
Pangasinan 3rd District Engineering Office	30,000,000	30,000,000
Cordillera Administrative Region (CAR)	38,000,000	38,000,000

Abra District Engineering Office	38,000,000	38,000,000
Region II - Cagayan Valley	7,000,000	7,000,000

Nueva Vizcaya 2nd District Engineering Office	7,000,000	7,000,000
Region III - Central Luzon	141,102,000	141,102,000

Aurora District Engineering Office	9,000,000	9,000,000
Bulacan 1st District Engineering Office	25,000,000	25,000,000
Bulacan 2nd District Engineering Office	24,600,000	24,600,000
Tarlac 2nd District Engineering Office	35,000,000	35,000,000
Tarlac District Engineering Office	47,502,000	47,502,000
Region IVA - CALABARZON	39,940,000	39,940,000

Batangas 4th District Engineering Office	30,000,000	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	125
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon 1st District Engineering Office	9,940,000	9,940,000
Region IVB - MIMAROPA	38,000,000	38,000,000

Romblon District Engineering Office	38,000,000	38,000,000
Region V - Bicol	127,000,000	127,000,000

Albay 3rd District Engineering Office	18,000,000	18,000,000
Camarines Sur 4th District Engineering Office	28,000,000	28,000,000
Masbate 3rd District Engineering Office	81,000,000	81,000,000
Region VI - Western Visayas	12,060,000	12,060,000

Negros Occidental 3rd District Engineering Office	12,060,000	12,060,000
Region VII - Central Visayas	67,336,000	67,336,000

Bohol 2nd District Engineering Office	41,336,000	41,336,000
Cebu 3rd District Engineering Office	26,000,000	26,000,000
Region VIII - Eastern Visayas	68,000,000	68,000,000

Biliran District Engineering Office	50,000,000	50,000,000
Samar 2nd District Engineering Office	18,000,000	18,000,000
Region IX - Zamboanga Peninsula	25,000,000	25,000,000

Zamboanga del Norte 3rd District Engineering Office	25,000,000	25,000,000
Region X - Northern Mindanao	37,000,000	37,000,000

Camiguin District Engineering Office	12,000,000	12,000,000
Misamis Oriental 2nd District Engineering Office	25,000,000	25,000,000
Region XI - Davao	49,886,000	49,886,000

Davao Occidental District Engineering Office	49,886,000	49,886,000

126	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Region XII - SOCCSKSARGEN	45,073,000	45,073,000

Cotabato 1st District Engineering Office	45,073,000	45,073,000
Region XIII - CARAGA	90,000,000	90,000,000

Surigao del Norte 2nd District Engineering Office	90,000,000	90,000,000
Retrofitting/Strengthening of Permanent Bridges	5,516,966,000	5,516,966,000

Retrofitting/Strengthening of Permanent Bridges	5,516,966,000	5,516,966,000

National Capital Region (NCR)	2,150,937,000	2,150,937,000

Central Office	2,039,337,000	2,039,337,000
Las Piñas - Muntinlupa District Engineering Office	20,500,000	20,500,000
Metro Manila 1st District Engineering Office	51,100,000	51,100,000
Metro Manila 2nd District Engineering Office	20,000,000	20,000,000
Metro Manila 3rd District Engineering Office	20,000,000	20,000,000
Region I - Ilocos	110,813,000	110,813,000

Ilocos Norte 2nd District Engineering Office	6,520,000	6,520,000
La Union 1st District Engineering Office	24,000,000	24,000,000
Pangasinan 1st District Engineering Office	14,670,000	14,670,000
Pangasinan 3rd District Engineering Office	46,708,000	46,708,000
Pangasinan 4th District Engineering Office	18,915,000	18,915,000
Cordillera Administrative Region (CAR)	140,819,000	140,819,000

Apayao 2nd District Engineering Office	85,411,000	85,411,000
Benguet 1st District Engineering Office	14,683,000	14,683,000
Lower Kalinga District Engineering Office	7,725,000	7,725,000
Upper Kalinga District Engineering Office	33,000,000	33,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	127
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region II - Cagayan Valley	122,390,000	122,390,000

Isabela 1st District Engineering Office	31,800,000	31,800,000
Isabela 2nd District Engineering Office	20,700,000	20,700,000
Isabela 4th District Engineering Office	44,280,000	44,280,000
Nueva Vizcaya 1st District Engineering Office	7,400,000	7,400,000
Nueva Vizcaya 2nd District Engineering Office	18,210,000	18,210,000
Region III - Central Luzon	642,085,000	642,085,000

Aurora District Engineering Office	11,400,000	11,400,000
Bataan 1st District Engineering Office	60,900,000	60,900,000
Bulacan 1st District Engineering Office	17,350,000	17,350,000
Bulacan 2nd District Engineering Office	30,842,000	30,842,000
Nueva Ecija 2nd District Engineering Office	30,591,000	30,591,000
Pampanga 3rd District Engineering Office	50,000,000	50,000,000
Tarlac District Engineering Office	47,082,000	47,082,000
Zambales 1st District Engineering Office	393,920,000	393,920,000
Region IVA - CALABARZON	256,535,000	256,535,000

Batangas 3rd District Engineering Office	6,000,000	6,000,000
Cavite 2nd District Engineering Office	11,000,000	11,000,000
Laguna 2nd District Engineering Office	25,680,000	25,680,000
Quezon 1st District Engineering Office	30,000,000	30,000,000
Quezon 2nd District Engineering Office	117,975,000	117,975,000

128	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Quezon 3rd District Engineering Office	10,000,000	10,000,000
Quezon 4th District Engineering Office	55,880,000	55,880,000
Region IVB - MIMAROPA	456,091,000	456,091,000

Marinduque District Engineering Office	17,211,000	17,211,000
Mindoro Occidental District Engineering Office	86,120,000	86,120,000
Palawan 1st District Engineering Office	128,000,000	128,000,000
Palawan 2nd District Engineering Office	162,760,000	162,760,000
Romblon District Engineering Office	47,000,000	47,000,000
Southern Mindoro District Engineering Office	15,000,000	15,000,000
Region V - Bicol	175,395,000	175,395,000

Camarines Norte District Engineering Office	18,000,000	18,000,000
Camarines Sur 3rd District Engineering Office	60,600,000	60,600,000
Camarines Sur 4th District Engineering Office	18,795,000	18,795,000
Masbate 2nd District Engineering Office	30,000,000	30,000,000
Sorsogon District Engineering Office	48,000,000	48,000,000
Region VI - Western Visayas	333,362,000	333,362,000

Bacolod City District Engineering Office	10,000,000	10,000,000
Capiz 2nd District Engineering Office	82,695,000	82,695,000
Iloilo 2nd District Engineering Office	41,005,000	41,005,000
Iloilo City District Engineering Office	27,000,000	27,000,000
Negros Occidental 1st District Engineering Office	48,300,000	48,300,000

APRIL 29, 2019	OFFICIAL GAZETTE	129
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 2nd District Engineering Office	12,740,000	12,740,000
Negros Occidental 3rd District Engineering Office	47,000,000	47,000,000
Negros Occidental 4th District Engineering Office	64,622,000	64,622,000
Region VII - Central Visayas	249,418,000	249,418,000

Bohol 1st District Engineering Office	53,250,000	53,250,000
Bohol 3rd District Engineering Office	22,500,000	22,500,000
Cebu 1st District Engineering Office	35,513,000	35,513,000
Cebu 3rd District Engineering Office	39,000,000	39,000,000
Cebu 4th District Engineering Office	58,750,000	58,750,000
Cebu 5th District Engineering Office	20,023,000	20,023,000
Negros Oriental 3rd District Engineering Office	7,382,000	7,382,000
Siquijor District Engineering Office	13,000,000	13,000,000
Region VIII - Eastern Visayas	282,920,000	282,920,000

Eastern Samar District Engineering Office	26,000,000	26,000,000
Leyte 2nd District Engineering Office	18,366,000	18,366,000
Leyte 4th District Engineering Office	10,700,000	10,700,000
Northern Samar 2nd District Engineering Office	128,500,000	128,500,000
Samar 1st District Engineering Office	15,000,000	15,000,000
Samar 2nd District Engineering Office	84,354,000	84,354,000
Region IX - Zamboanga Peninsula	96,274,000	96,274,000

Isabela City District Engineering Office	25,000,000	25,000,000

130	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Zamboanga City District Engineering Office	5,200,000	5,200,000
Zamboanga del Norte 3rd District Engineering Office	10,000,000	10,000,000
Zamboanga del Sur 2nd District Engineering Office	2,824,000	2,824,000
Zamboanga Sibugay 1st District Engineering Office	53,250,000	53,250,000
Region X - Northern Mindanao	180,604,000	180,604,000

Bukidnon 1st District Engineering Office	47,500,000	47,500,000
Bukidnon 2nd District District Engineering Office	79,109,000	79,109,000
Camiguin District Engineering Office	5,000,000	5,000,000
Lanao del Norte 2nd District Engineering Office	23,000,000	23,000,000
Misamis Oriental 2nd District Engineering Office	25,995,000	25,995,000
Region XI - Davao	95,337,000	95,337,000

Compostela Valley District Engineering Office	5,600,000	5,600,000
Davao City District Engineering Office	2,000,000	2,000,000
Davao del Norte District Engineering Office	33,900,000	33,900,000
Davao Occidental District Engineering Office	47,037,000	47,037,000
Davao Oriental 1st District Engineering Office	6,800,000	6,800,000
Region XII - SOCCSKSARGEN	124,539,000	124,539,000

Cotabato 1st District Engineering Office	20,000,000	20,000,000
Sarangani District Engineering Office	76,279,000	76,279,000
South Cotabato 2nd District Engineering Office	28,260,000	28,260,000
Region XIII - CARAGA	99,447,000	99,447,000

Agusan del Norte District Engineering Office	12,240,000	12,240,000

APRIL 29, 2019	OFFICIAL GAZETTE	131
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Surigao del Sur 1st District Engineering Office	62,680,000	62,680,000
Surigao del Sur 2nd District Engineering Office	24,527,000	24,527,000
Rehabilitation/Major Repair of Permanent Bridges	3,416,378,000	3,416,378,000

Rehabilitation/Major Repair of Permanent Bridges	2,644,378,000	2,644,378,000

National Capital Region (NCR)	1,255,375,000	1,255,375,000

Central Office	1,067,755,000	1,067,755,000
Metro Manila 1st District Engineering Office	77,000,000	77,000,000
Metro Manila 2nd District Engineering Office	98,500,000	98,500,000
North Manila District Engineering Office	12,120,000	12,120,000
Region I - Ilocos	114,000,000	114,000,000

Ilocos Norte 2nd District Engineering Office	70,000,000	70,000,000
Ilocos Sur 2nd District Engineering Office	30,000,000	30,000,000
La Union 1st District Engineering Office	14,000,000	14,000,000
Cordillera Administrative Region (CAR)	18,019,000	18,019,000

Benguet 2nd District Engineering Office	3,000,000	3,000,000
Ifugao 1st District Engineering Office	6,519,000	6,519,000
Lower Kalinga District Engineering Office	8,500,000	8,500,000
Region II - Cagayan Valley	148,607,000	148,607,000

Cagayan 3rd District Engineering Office	15,639,000	15,639,000
Isabela 1st District Engineering Office	37,420,000	37,420,000
Isabela 2nd District Engineering Office	11,348,000	11,348,000
Isabela 4th District Engineering Office	3,800,000	3,800,000
Nueva Vizcaya 1st District Engineering Office	80,400,000	80,400,000

132	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region III - Central Luzon	156,860,000	156,860,000

Aurora District Engineering Office	2,000,000	2,000,000
Bataan 2nd District Engineering Office	87,580,000	87,580,000
Bulacan 1st District Engineering Office	20,000,000	20,000,000
Nueva Ecija 2nd District Engineering Office	21,000,000	21,000,000
Pampanga 1st District Engineering Office	4,000,000	4,000,000
Pampanga 2nd District Engineering Office	22,280,000	22,280,000
Region IVA - CALABARZON	15,760,000	15,760,000

Quezon 1st District Engineering Office	3,000,000	3,000,000
Rizal 2nd District Engineering Office	12,760,000	12,760,000
Region IVB - MIMAROPA	31,800,000	31,800,000

Mindoro Occidental District Engineering Office	16,000,000	16,000,000
Romblon District Engineering Office	15,800,000	15,800,000
Region V - Bicol	35,386,000	35,386,000

Albay 3rd District Engineering Office	16,000,000	16,000,000
Camarines Sur 4th District Engineering Office	8,000,000	8,000,000
Catanduanes District Engineering Office	5,686,000	5,686,000
Masbate 1st District Engineering Office	5,700,000	5,700,000
Region VI - Western Visayas	186,901,000	186,901,000

Capiz 2nd District Engineering Office	9,240,000	9,240,000
Guimaras District Engineering Office	4,000,000	4,000,000
Iloilo 1st District Engineering Office	19,000,000	19,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	133
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Iloilo 2nd District Engineering Office	124,361,000	124,361,000
Iloilo 4th District Engineering Office	3,300,000	3,300,000
Iloilo City District Engineering Office	12,000,000	12,000,000
Negros Occidental 4th District Engineering Office	15,000,000	15,000,000
Region VII - Central Visayas	262,625,000	262,625,000

Bohol 2nd District Engineering Office	52,000,000	52,000,000
Bohol 3rd District Engineering Office	24,590,000	24,590,000
Cebu 3rd District Engineering Office	43,500,000	43,500,000
Cebu City District Engineering Office	133,279,000	133,279,000
Negros Oriental 1st District Engineering Office	9,256,000	9,256,000
Region VIII - Eastern Visayas	108,634,000	108,634.,000

Biliran District Engineering Office	5,000,000	5,000,000
Eastern Samar District Engineering Office	45,000,000	45,000,000
Leyte 1st District Engineering Office	4,689,000	4,689,000
Leyte 2nd District Engineering Office	31,721,000	31,721,000
Tacloban City District Engineering Office	22,224,000	22,224,000
Region IX - Zamboanga Peninsula	61,640,000	61,640,000

Zamboanga City District Engineering Office	10,000,000	10,000,000
Zamboanga del Sur 1st District Engineering Office	19,310,000	19,310,000
Zamboanga del Sur 2nd District Engineering Office	11,000,000	11,000,000
Zamboanga Sibugay 2nd District Engineering Office	21,330,000	21,330,000

134	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	29,779,000	29,779,000

Bukidnon 1st District Engineering Office	5,000,000	5,000,000
Bukidnon 2nd District Engineering Office	12,979,000	12,979,000
Bukidnon 3rd District Engineering Office	8,800,000	8,800,000
Misamis Occidental 1st District Engineering Office	1,000,000	1,000,000
Misamis Oriental 2nd District Engineering Office	2,000,000	2,000,000
Region XI - Davao	149,244,000	149,244,000

Compostela Valley District Engineering Office	48,200,000	48,200,000
Davao City District Engineering Office	32,400,000	32,400,000
Davao del Norte District Engineering Office	18,750,000	18,750,000
Davao Occidental District Engineering Office	39,577,000	39,577,000
Davao Oriental 1st District Engineering Office	10,317,000	10,317,000
Region XII - SOCCSKSARGEN	47,248,000	47,248,000

South Cotabato District Engineering Office	22,000,000	22,000,000
Sultan Kudarat 2nd District Engineering Office	25,248,000	25,248,000
Region XIII - CARAGA	22,500,000	22,500,000

Surigao del Sur 1st District Engineering Office	22,500,000	22,500,000
Project(s)
Foreign - Assisted Project(s)	772,000,000	772,000,000

Metro Manila Priority Bridges for Seismic Design Improvement Project, (JICA, PH-P260)	772,000,000	772,000,000

Loan Proceeds	682,440,000	682,440,000

National Capital Region (NCR)	682,440,000	682,440,000

Central Office	682,440,000	682,440,000

APRIL 29, 2019	OFFICIAL GAZETTE	135
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GOP Counterpart	89,560,000	89,560,000

National Capital Region (NCR)	89,560,000	89,560,000

Central Office	89,560,000	89,560,000
Widening of Permanent Bridges	6,967,009,000	6,967,009,000

Widening of Permanent Bridges	6,967,009,000	6,967,009,000

National Capital Region (NCR)	2,635,703,000	2,635,703,000

Central Office	2,605,703,000	2,605,703,000
Metro Manila 3rd District Engineering Office	30,000,000	30,000,000
Region I - Ilocos	338,632,000	338,632,000

Ilocos Norte 2nd District Engineering Office	40,000,000	40,000,000
Ilocos Sur 1st District Engineering Office	144,000,000	144,000,000
Ilocos Sur 2nd District Engineering Office	51,000,000	51,000,000
La Union 2nd District Engineering Office	13,000,000	13,000,000
Pangasinan 1st District Engineering Office	63,632,000	63,632,000
Pangasinan 3rd District Engineering Office	21,000,000	21,000,000
Pangasinan 4th District Engineering Office	6,000,000	6,000,000
Region II - Cagayan Valley	349,169,000	349,169,000

Cagayan 1st District Engineering Office	50,000,000	50,000,000
Cagayan 2nd District Engineering Office	145,000,000	145,000,000
Cagayan 3rd District Engineering Office	85,869,000	85,869,000
Isabela 1st District Engineering Office	18,300,000	18,300,000
Isabela 3rd District Engineering Office	50,000,000	50,000,000

136	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region III - Central luzon	208,363,000	208,363,000

Bulacan 1st District Engineering Office	15,000,000	15,000,000
Bulacan 2nd District Engineering Office	30,000,000	30,000,000
Nueva Ecija 1st District Engineering Office	69,000,000	69,000,000
Pampanga 3rd District Engineering Office	20,000,000	20,000,000
Tarlac District Engineering Office	74,363,000	74,363,000
Region IVA - CALABARZON	651,900,000	651,900,000

Regional Office IVA - Proper	40,000,000	40,000,000
Batangas 1st District Engineering Office	70,000,000	70,000,000
Batangas 2nd District Engineering Office	146,900,000	146,900,000
Batangas 4th District Engineering Office	132,000,000	132,000,000
Cavite 2nd District Engineering Office	44,000,000	44,000,000
Cavite District Engineering Office	15,000,000	15,000,000
Laguna 3rd District Engineering Office	88,000,000	88,000,000
Quezon 1st District Engineering Office	56,000,000	56,000,000
Quezon 3rd District Engineering Office	30,000,000	30,000,000
Rizal 2nd District Engineering Office	30,000,000	30,000,000
Region IVB - MIMAROPA	155,000,000	155,000,000

Mindoro Occidental District Engineering Office	30,000,000	30,000,000
Palawan 1st District Engineering Office	101,000,000	101,000,000
Palawan 2nd District Engineering Office	24,000,000	24,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	137
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region V - Bicol	195,002,000	195,002,000

Albay 1st District Engineering Office	10,000,000	10,000,000
Canarines Norte District Engineering Office	34,000,000	34,000,000
Canarines Sur 1st District Engineering Office	105,970,000	105,970,000
Catanduanes District Engineering Office	15,032,000	15,032,000
Sorsogon 2nd District Engineering Office	30,000,000	30,000,000
Region VI - Western Visayas	414,425,000	414,425,000

Capiz 2nd District Engineering Office	30,336,000	30,336,000
Iloilo 1st District Engineering Office	18,000,000	18,000,000
Iloilo 2nd District Engineering Office	22,950,000	22,950,000
Iloilo 3rd District Engineering Office	104,000,000	104,000,000
Megros Occidental 1st District Engineering Office	239,139,000	239,139,000
Region VIII - Eastern Visayas	415,997,000	415,997,000

Leyte 1st District Engineering Office	42,920,000	42,920,000
Leyte 2nd District Engineering Office	45,600,000	45,600,000
Leyte 5th District Engineering Office	186,621,000	186,621,000
Samar 1st District Engineering Office	12,000,000	12,000,000
Samar 2nd District Engineering Office	99,856,000	99,856,000
Tacloban City District Engineering Office	29,000,000	29,000,000
Region IX - Zamboanga Peninsula	198,702,000	198,702,000

Zamboanga City District Engineering Office	130,720,000	130,720,000
Zamboanga del Norte 2nd District Engineering Office	43,212,000	43,212,000

138	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Zamboanga del Norte 3rd District Engineering Office	10,000,000	10,000,000
Zamboanga Sibugay 2nd District Engineering Office	14,770,000	14,770,000
Region X - Northern Mindanao	598,651,000	598,651,000

Bukidnon 1st District Engineering Office	36,000,000	36,000,000
Bukidnon 2nd District Engineering Office	10,000,000	10,000,000
Bukidnon 3rd District Engineering Office	138,000,000	138,000,000
Cagayan de Oro City 1st District Engineering Office	45,000,000	45,000,000
Camiguin District Engineering Office	68,000,000	68,000,000
Lanao del Norte 1st District Engineering Office	79,700,000	79,700,000
Lanao del Norte 2nd District Engineering Office	90,000,000	90,000,000
Misamis Occidental 1st District Engineering Office	56,250,000	56,250,000
Misamis Oriental 1st District Engineering Office	12,701,000	12,701,000
Misamis Oriental 2nd District Engineering Office	63,000,000	63,000,000
Region XI - Davao	191,185,000	191,185,000

Compostela Valley District Engineering Office	29,259,000	29,259,000
Davao del Norte District Engineering Office	82,150,000	82,150,000
Davao Oriental 1st District Engineering Office	79,776,000	79,776,000
Region XII - SOCCSKSARGEN	473,211,000	473,211,000

Cotabato 1st District Engineering Office	25,000,000	25,000,000
Cotabato 2nd District Engineering Office	43,000,000	43,000,000
Cotabato City District Engineering Office	36,000,000	36,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	139
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sarangani District Engineering Office	19,000,000	19,000,000
South Cotabato 2nd District Engineering Office	150,000,000	150,000,000
South Cotabato District Engineering Office	110,000,000	110,000,000
Sultan Kudarat 1st District Engineering Office	20,550,000	20,550,000
Sultan Kudarat 2nd District Engineering Office	69,661,000	69,661,000
Region XIII - CARAGA	141,069,000	141,069,000

Agusan del Norte District Engineering Office	47,500,000	47,500,000
Butuan City District Engineering Office	74,569,000	74,569,000
Surigao del Narte 2nd Engineering Office	19,000,000	19,000,000
Construction of New Bridges	5,370,215,000	5,370,215,000

Construction of New Permanent Bridges	3,804,335,000	3,804,335,000

National Capital Region (NCR)	2,964,325,000	2,964,325,000

Central Office	2,964,325,000	2,964,325,000
Region I - Ilocos	35,000,000	35,000,000

Ilocos Norte 2nd District Engineering Office	35,000,000	35,000,000
Region II - Cagayan Valley	25,000,000	25,000,000

Nueva Vizcaya 2nd District Engineering Office	25,000,000	25,000,000
Region III - Central Luzon	35,000,000	35,000,000

Nueva Ecija 1st District Engineering Office	35,000,000	35,000,000
Region IVB - MIMAROPA	61,000,000	61,000,000

Mindoro Occidental District Engineering Office	11,000,000	11,000,000
Palawan 2nd District Engineering Office	50,000,000	50,000,000
Region V - Bicol	225,000,000	225,000,000

Albay 2nd District Engineering Office	15,000,000	15,000,000

140	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Camarines Norte District Engineering Office	60,000,000	60,000,000
Catanduanes District Engineering Office	50,000,000	50,000,000
Masbate 2nd District Engineering Office	100,000,000	100,000,000
Region VI - Western Visayas	46,000,000	46,000,000

Iloilo 1st District Engineering Office	46,000,000	46,000,000
Region VII - Central Visayas	74,500,000	74,500,000

Bohol 1st District Engineering Office	24,500,000	24,500,000
Cebu 4th District Engineering Office	15,000,000	15,000,000
Cebu 5th District Engineering Office	35,000,000	35,000,000
Region VIII - Eastern Visayas	50,000,000	50,000,000

Biliran District Engineering Office	50,000,000	50,000,000
Region IX - Zamboanga Peninsula	43,510,000	43,510,000

Zamboanga del Norte 3rd District Engineering Office	10,000,000	10,000,000
Zamboanga del Sur 1st District Engineering Office	33,510,000	33,510,000
Region X - Northern Mindanao	70,000,000	70,000,000

Lanao del Norte 2nd District Engineering Office	70,000,000	70,000,000
Region XII - SOCCSKSARGEM	175,000,000	175,000,000

Cotabato lst District Engineering Office	37,000,000	37,000,000
Cotabato 2nd District Engineering Office	138,000,000	138,000,000
Project(s)
Foreign-Assisted Project(s)	1,565,880,000	1,565,880,000

APRIL 29, 2019	OFFICIAL GAZETTE	141
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Panguil Bay Bridge Construction Project, Misamis Occidental and Lanao del Norte Provinces, Region X and XII, Korean Economic Development Fund, KEDCF, L/A No. 18	745,104,000	745,104,000

Loan Proceeds	610,000,000	610,000,000

National Capital Region (NCR)	610,000,000	610,000,000

Central Office	610,000,000	610,000,000
GOP Counterpart	135,104,000	135,104,000

National Capital Region (NCR)	135,104,000	135,104,000

Central Office	135,104,000	135,104,000
Bridge Construction Acceleration Project for Socioeconomic Development	265,389,000	265,389,000

Loan Proceeds	100,243,000	100,243,000

National Capital Region (NCR)	100,243,000	100,243,000

Central Office	100,243,000	100,243,000
GOP Counterpart	165,146,000	165,146,000

National Capital Region (NCR)	165,146,000	165,146,000

Central Office	165,146,000	165,146,000
Priority Bridges crossing Pasig River and Manggahan Floodway Bridges Construction Project (China-Assisted Project)	59,228,000	59,228,000

GOP Counterpart	59,228,000	59,228,000

National Capital Region (NCR)	59,228,000	59,228,000

Central Office	59,228,000	59,228,000
Priority Bridges crossing Pasig River and Manggahan Floodway Bridges Construction Project (ADB-Assisted Project)	496,159,000	496,159,000

GOP Counterpart	496,159,000	496,159,000

National Capital Region (NCR)	496,159,000	496,159,000

Central Office	496,159,000	496,159,000
Protect Lives and Properties Against Major Floods	90,723,796,000	90,723,796,000

FLOOD MANAGEMENT PROGRAM	90,723,796,000	90,723,796,000

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	60,936,344,000	60,936,344,000

142	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction/ Maintenance of Flood Mitigation Structures and Drainage Systems	59,737,701,000	59,737,701,000

National Capital Region (NCR)	29,916,013,000	29,916,013,000

Central Office	23,965,471,000	23,965,471,000
Las Piñas-Muntinlupa District Engineering Office	300,000,000	300,000,000
Malabon-Navotas District Engineering Office	907,000,000	907,000,000
Metro Manila 1st District Engineering Office	1,427,920,000	1,427,920,000
Metro Manila 2nd District Engineering Office	1,349,211,000	1,349,211,000
Metro Manila 3rd District Engineering Office	742,000,000	742,000,000
North Manila District Engineering Office	628,640,000	628,640,000
Quezon City 1st District Engineering Office	509,171,000	509,171,000
Quezon City 2nd District Engineering Office	40,000,000	40,000,000
South Manila District Engineering Office	46,600,000	46,600,000
Region I - Ilocos	2,744,421,000	2,744,421,000

Ilocos Norte 2nd District Engineering Office	569,947,000	569,947,000
Ilocos Sur 1st District Engineering Office	430,765,000	430,765,000
Ilocos Sur 2nd District Engineering Office	456,867,000	456,867,000
La Union 1st District Engineering Office	140,000,000	140,000,000
La Union 2nd District Engineering Office	20,200,000	20,200,000
Pangasinan 1st District Engineering Office	150,000,000	150,000,000
Pangasinan 2nd District Engineering Office	378,500,000	378,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	143
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Pangasinan 3rd District Engineering Office	578,142,000	578,142,000
Pangasinan 4th District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	716,593,000	716,593,000

Abra District Engineering Office	130,000,000	130,000,000
Apayao 1st District Engineering Office	103,600,000	103,600,000
Apayao 2nd District Engineering Office	65,000,000	65,000,000
Baguio City District Engineering Office	210,677,000	210,677,000
Benguet 1st District Engineering Office	80,000,000	80,000,000
Benguet 2nd District Engineering Office	23,316,000	23,316,000
Lower Kalinga District Engineering Office	65,000,000	65,000,000
Upper Kalinga District Engineering Office	39,000,000	39,000,000
Region II - Cagayan Valley	976,354,000	976,354,000

Cagayan 2nd District Engineering Office	115,087,000	115,087,000
Isabela 1st District Engineering Office	150,000,000	150,000,000
Isabela 2nd District Engineering Office	166,013,000	166,013,000
Isabela 4th District Engineering Office	148,836,000	148,836,000
Nueva Vizcaya 2nd District Engineering Office	297,182,000	297,182,000
Nueva Vizcaya District Engineering Office	99,236,000	99,236,000
Region III - Central Luzon	6,921,398,000	6,921,398,000

Aurora District Engineering Office	510,959,000	510,959,000
Bataan 1st District Engineering Office	636,614,000	636,614,000
Bataan 2nd District Engineering Office	390,942,000	390,942,000
Bulacan 1st District Engineering Office	811,787,000	811,787,000
Bulacan 2nd District Engineering Office	557,489,000	557,489,000

144	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Nueva Ecija 1st District Engineering Office	511,979,000	511,979,000
Nueva Ecija 2nd District Engineering Office	290,388,000	290,388,000
Pampanga 1st District Engineering Office	190,000,000	190,000,000
Pampanga 2nd District Engineering Office	517,710,000	517,710,000
Pampanga 3rd District Engineering Office	408,081,000	408,081,000
Tarlac 2nd District Engineering Office	299,670,000	299,670,000
Tarlac District Engineering Office	761,433,000	761,433,000
Zambales 1st District Engineering Office	562,191,000	562,191,000
Zambales 2nd District Engineering Office	472,155,000	472,155,000
Region IVA - CALABARZOM	3,516,114,000	3,516,114,000

Regional Office IVA - Proper	652,039,000	652,039,000
Batangas 1st District Engineering Office	95,636,000	95,636,000
Batangas 3rd District Engineering Office	45,000,000	45,000,000
Batangas 4th District Engineering Office	230,000,000	230,000,000
Cavite District Engineering Office	167,311,000	167,311,000
Laguna 1st District Engineering Office	50,000,000	50,000,000
Laguna 2nd District Engineering Office	843,751,000	843,751,000
Quezon 1st District Engineering Office	208,675,000	208,675,000
Quezon 4th District Engineering Office	238,000,000	238,000,000
Rizal 1st District Engineering Office	597,625,000	597,625,000
Rizal 2nd District Engineering Office	388,077,000	388,077,000

APRIL 29, 2019	OFFICIAL GAZETTE	145
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVB - MIMAROPA	1,556,840,000	1,556,840,000

Marinduque District Engineering Office	459,840,000	459,840,000
Mindoro Occidental District Engineering Office	452,000,000	452,000,000
Mindoro Oriental District Engineering Office	140,000,000	140,000,000
Romblon District Engineering Office	405,000,000	405,000,000
Southern Mindoro District Engineering Office	100,000,000	100,000,000
Region V - Bicol	2,623,675,000	2,623,675,000

Albay 1st District Engineering Office	474,750,000	474,750,000
Albay 2nd District Engineering Office	205,000,000	205,000,000
Albay 3rd District Engineering Office	10,000,000	10,000,000
Camarines Norte District Engineering Office	255,270,000	255,270,000
Camarines Sur 1st District Engineering Office	49,212,000	49,212,000
Camarines Sur 3rd District Engineering Office	105,000,000	105,000,000
Camarines Sur 4th District Engineering Office	156,000,000	156,000,000
Camarines Sur 5th District Engineering Office	50,000,000	50,000,000
Catanduanes District Engineering Office	548,901,000	548,901,000
Masbate 1st District Engineering Office	100,000,000	100,000,000
Masbate 2nd District Engineering Office	100,000,000	100,000,000
Masbate 3rd District Engineering Office	165,182,000	165,182,000
Sorsogon 2nd District Engineering Office	264,360,000	264,360,000
Sorsogon District Engineering Office	140,000,000	140,000,000

146	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - Western Visayas	1,733,633,000	1,733,,633,000

Antique District Engineering Office	190,000,000	190,000,000
Bacolod City District Engineering Office	284,432,000	284,432,000
Guimaras District Engineering Office	45,860,000	45,860,000
Iloilo 1st District Engineering Office	146,850,000	146,850,000
Iloilo 2nd District Engineering Office	239,799,000	239,799,000
Iloilo 3rd District Engineering Office	191,000,000	191,000,000
Iloilo 4th District Engineering Office	105,000,000	105,000,000
Iloilo City District Engineering Office	50,000,000	50,000,000
Negros Occidental 1st District Engineering Office	380,,692,000	380,692,000
Negros Occidental 4th District Engineering Office	100,000,000	100,000,000
Region VII - Central Visayas	2,185,105,000	2,185,105,000

Bohol 1st District Engineering Office	360,760,000	360,760,000
Bohol 2nd District Engineering Office	27,700,000	27,700,000
Bohol 3rd District Engineering Office	212,429,000	212,429,000
Cebu 1st District Engineering Office	304,314,000	304,314,000
Cebu 2nd District Engineering Office	175,493,000	175,493,000
Cebu 3rd District Engineering Office	212,196,000	212,196,000
Cebu 4th District Engineering Office	215,327,000	215,327,000
Cebu 5th District Engineering Office	110,000,000	110,000,000
Cebu City District Engineering Office	230,708,000	230,708,000

APRIL 29, 2019	OFFICIAL GAZETTE	147
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Oriental 2nd District Engineering Office	327,390,000	327,390,000
Siquijor District Engineering Office	8,788,000	8,788,000
Region VIII - Eastern Visayas	2,722,073,000	2,722,073,000

Biliran District Engineering Office	295,614,000	295,614,000
Leyte 1st District Engineering Office	75,409,000	75,409,000
Leyte 2nd District Engineering Office	244,269,000	244,269,000
Leyte 3rd District Engineering Office	250,561,000	250,561,000
Leyte 5th District Engineering Office	233,729,000	233,729,000
Northern Samar 1st District Engineering Office	116,000,000	116,000,000
Northern Samar 2nd District Engineering Office	50,000,000	50,000,000
Samar 1st District Engineering Office	1,080,052,000	1,080,052,000
Samar 2nd District Engineering Office	178,350,000	178,350,000
Southern Leyte District Engineering Office	44,844,000	44,844,000
Tacloban City District Engineering Office	153,245,000	153,245,000
Region IX - Zamboanga Peninsula	450,834,000	450,834,000

Zamboanga City District Engineering Office	56,500,000	56,500,000
Isabela City District Engineering Office	20,696,000	20,696,000
Zamboanga del Norte 3rd District Engineering Office	265,726,000	265,726,000
Zamboanga del Sur 1st District Engineering Office	60,912,000	60,912,000
Zamboanga Sibugay 1st District Engineering Office	47,000,000	47,000,000

148	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	982,251,000	982,251,000

Bukidnon 2nd District Engineering Office	33,025,000	33,025,000
Bukidnon 3rd District Engineering Office	135,224,000	135,224,000
Cagayan de Oro City 1st District Engineering Office	115,000,000	115,000,000
Camiguin District Engineering Office	200,000,000	200,000,000
Lanao del Norte 1st District Engineering Office	179,002,000	179,002,000
Lanao del Norte 2nd District Engineering Office	120,000,000	120,000,000
Misamis Occidental 2nd District Engineering Office	40,000,000	40,000,000
Misamis Occidental District Engineering Office	150,000,000	150,000,000
Misamis Oriental 1st District Engineering Office	10,000,000	10,000,000
Region XI - Davao	877,660,000	877,660,000

Davao City 2nd District Engineering Office	74,168,000	74,168,000
Davao City District Engineering Office	182,767,000	182,767,000
Davao del Norte District Engineering Office	48,000,000	48,000,000
Davao Occidental District Engineering Office	341,725,000	341,725,000
Davao Oriental 1st District Engineering Office	221,000,000	221,000,000
Davao Oriental 2nd District Engineering Office	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	1,025,908,000	1,025,908,000

Cotabato City District Engineering Office	99,579,000	99,579,000
Cotabato 1st District Engineering Office	145,943,000	145,943,000
Cotabato 2nd District Engineering Office	50,000,000	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	149
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sarangani District Engineering Office	180,386,000	180,386,000
South Cotabato 2nd District Engineering Office	80,000,000	80,000,000
South Cotabato District Engineering Office	170,000,000	170,000,000
Sultan Kudarat 1st District Engineering Office	100,000,000	100,000,000
Sultan Kudarat 2nd District Engineering Office	200,000,000	200,000,000
Region XIII - CARAGA	788,829,000	788,829,000

Agusan del Norte District Engineering Office	50,000,000	50,000,000
Butuan City District Engineering Office	97,519,000	97,519,000
Surigao del Norte 1st District Engineering Office	90,000,000	90,000,000
Surigao del Norte 2nd District Engineering Office	260,000,000	260,000,000
Surigao del Sur 1st District Engineering Office	160,000,000	160,000,000
Surigao del Sur 2nd District Engineering Office	131,310,000	131,310,000
Project(s)
Foreign-Assisted Projects(s)	1,198,643,000	1,198,643,000

Metro Manila Flood Management Project, Phase I (MMFMPI)	1,198,643,000	1,198,643,000

Loan Proceeds	817,459,000	817,459,000

National Capital Region (NCR)	817,459,000	817,459,000

Central Office	817,459,000	817,459,000
GOP Counterpart	381,184,000	381,184,000

National Capital Region (NCR)	381,184,000	381,184,000

Central Office	381,184,000	381,184,000
Construction/ Rehabilitation of Flood Mitigation Facilities within Major River Basins and Principal Rivers	29,787,452,000	29,787,452,000

150	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction/ Rehabilitation of Flood Mitigation Facilities within Major Basins and Principal Rivers	22,325,915,000	22,325,915,000

National Capital Region (NCR)	11,764,049,000	11,764,049,000

Central Office	11,734,049,000	11,734,049,000
Metro Manila 1st District Engineering Office	30,000,000	30,000,000
Region I - Ilocos	1,910,719,000	1,910,719,000

Ilocos Norte 2nd District Engineering Office	47,124,000	47,124,000
Ilocos Sur 1st District Engineering Office	128,000,000	128,000,000
Ilocos Sur 2nd District Engineering Office	210,000,000	210,000,000
La Union 1st District Engineering Office	125,509,000	125,509,000
La Union 2nd District Engineering Office	259,588,000	259,588,000
Pangasinan 1st District Engineering Office	15,000,000	15,000,000
Pangasinan 2nd District Engineering Office	45,000,000	45,000,000
Pangasinan 3rd District Engineering Office	479,888,000	479,888,000
Pangasinan 4th District Engineering Office	600,610,000	600,610,000
Cordillera Administrative Region (CAR)	1,001,658,000	1,001,658,000

Abra District Engineering Office	481,401,000	481,401,000
Apayao 2nd District Engineering Office	67,046,000	67,046,000
Benguet 1st District Engineering Office	247,934,000	247,934,000
Lower Kalinga District Engineering Office	205,277,000	205,277,000
Region II - Cagayan Valley	658,051,000	658,051,000

Cagayan 2nd District Engineering Office	85,000,000	85,000,000
Isabela 1st District Engineering Office	20,000,000	20,000,000
Isabela 3rd District Engineering Office	248,523,000	248,523,000

APRIL 29, 2019	OFFICIAL GAZETTE	151
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Isabela 4th District Engineering Office	176,000,000	176,000,000
Kueva Vizcaya District Engineering Office	128,528,000	128,528,000
Region III - Central Luzon	2,085,227,000	2,085,227,000

Aurora District Engineering Office	50,000,000	50,000,000
Bulacan 1st District Engineering Office	768,524,000	768,524,000
Bulacan 2nd District Engineering Office	98,096,000	98,096,000
Nueva Ecija 1st District Engineering Office	85,798,000	85,798,000
Nueva Ecija 2nd District Engineering Office	253,254,000	253,254,000
Pampanga 1st District Engineering Office	195,835,000	195,835,000
Pampanga 3rd District Engineering Office	50,000,000	50,000,000
Tarlac 2nd District Engineering Office	133,906,000	133,906,000
Tarlac District Engineering Office	90,000,000	90,000,000
Zambales 1st District Engineering Office	179,814,000	179,814,000
Zambales 2nd District Engineering Office	180,000,000	180,000,000
Region IVA - CALABARZON	631,017,000	631,017,000

Regional Office IVA - Proper	481,304,000	481,304,000
Cavite District Engineering Office	19,713,000	19,713,000
Quezon 1st District Engineering Office	80,000,000	80,000,000
Quezon 2nd District Engineering Office	30,000,000	30,000,000
Rizal 1st District Engineering Office	20,000,000	20,000,000
Region IVB - MIMAROPA	260,000,000	260,000,000

Mindoro Occidental District Engineering Office	160,000,000	160,000,000

152	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Mindoro Oriental District Engineering Office	100,000,000	100,000,000
Region V - Bicol	710,719,000	710,719,000

Albay 1st District Engineering Office	279,563,000	279,563,000
Albay 2nd District Engineering Office	111,156,000	111,156,000
Albay 3rd District Engineering Office	20,000,000	20,000,000
Camarines Norte District Engineering Office	80,000,000	80,000,000
Camarines Sur 2nd District Engineering Office	90,000,000	90,000,000
Camarines Sur 5th District Engineering Office	30,000,000	30,000,000
Sorsogon 2nd District Engineering Office	100,000,000	100,000,000
Region VI - Western Visayas	520,491,000	520,491,000

Aklan District Engineering Office	75,000,000	75,000,000
Capiz 2nd District Engineering Office	51,160,000	51,160,000
Iloilo 2nd District Engineering Office	325,000,000	325,000,000
Negros Occidental 1st District Engineering Office	30,000,000	30,000,000
Negros Occidental 3rd District Engineering Office	39,331,000	39,331,000
Region VII - Central Visayas	145,000,000	145,000,000

Cebu 2nd District Engineering Office	25,000,000	25,000,000
Cebu 3rd District Engineering Office	120,000,000	120,000,000
Region VIII - Eastern Visayas	57,471,000	57,471,000

Biliran District Engineering Office	15,000,000	15,000,000
Leyte 2nd District Engineering Office	42,471,000	42,471,000

APRIL 29, 2019	OFFICIAL GAZETTE	153
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IX - Zamboanga Peninsula	191,907,000	191,907,000

Zamboanga City District Engineering Office	70,843,000	70,843,000
Zamboanga del Sur 1st District Engineering Office	50,000,000	50,000,000
Zamboanga Sibugay 1st District Engineering Office	71,064,000	71,064,000
Region X - Northern Mindanao	413,111,000	413,111,000

Cagayan de Oro City 1st District Engineering Office	230,609,000	230,609,000
Camiguin District Engineering Office	82,502,000	82,502,000
Lanao del Norte 2nd District District Engineering Office	100,000,000	100,000,000
Region XI - Davao	1,121,472,000	1,121,472,000

Compostela Valley District Engineering Office	25,116,000	25,116,000
Davao City 2nd District Engineering Office	180,000,000	180,000,000
Davao City District Engineering Office	719,989,000	719,989,000
Davao del Norte District Engineering Office	41,367,000	41,367,000
Davao Oriental 1st District Engineering Office	155,000,000	155,000,000
Region XII - SOCCSKSARGEN	477,023,000	477,023,000

Cotabato 2nd District Engineering Office	30,000,000	30,000,000
Cotabato City District Engineering Office	83,230,000	83,230,000
Sarangani District Engineering Office	120,000,000	120,000,000
South Cotabato 2nd District Engineering Office	165,000,000	165,000,000
South Cotabato District Engineering Office	78,793,000	78,793,000

154	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XIII - CARAGA	378,000,000	378,000,000

Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	25,000,000	25,000,000
Butuan City District Engineering Office	90,000,000	90,000,000
Surigao del Norte 2nd District Engineering Office	130,000,000	130,000,000
Surigao del Sur 1st District Engineering Office	83,000,000	83,000,000
Project (s)
Foreign-Assisted Projects(s)	7,461,537,000	7,461,537,000

Flood Risk Management Project (FRIMP) in Cagayan, Tagoloan and Imus Rivers, JICA, PH - P253	1,679,969,000	1,679,969,000

Loan Proceeds	766,386,000	766,386,000

National Capital Region (NCR)	766,386,000	766,386,000

Central Office	766,386,000	766,386,000
GOP Counterpart	913,583,000	913,583,000

National Capital Region (NCR)	913,583,000	913,583,000

Central Office	913,583,000	913,583,000
Pasig - Marikina River Channel Improvement Project, Phase III, Pasig - Marikina River, NCR, JICA, PH - P252	300,000,000	300,000,000

GOP Counterpart	300,000,000	300,000,000

National Capital Region (NCR)	300,000,000	300,000,000

Central Office	300,000,000	300,000,000
Integrated Disaster Risk Reduction and Climate Change Adaptation Measures in the Low Lying Areas of Pampanga Bay, Pampanga (Korea - EDCF)	1,835,391,000	1,835,391,000

Loan Proceeds	912,291,000	912,291,000

National Capital Region (NCR)	912,291,000	912,291,000

Central Office	912,291,000	912,291,000
GOP Counterpart	923,100,000	923,100,000

APRIL 29, 2019	OFFICIAL GAZETTE	155
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	923,100,000	923,100,000

Central Office	923,100,000	923,100,000
Flood Risk Management Project for Cagayan de Oro River (JICA, PH - P259 )	2,447,117,000	2,447,117,000

Loan Proceeds	1,207,812,000	1,207,812,000

National Capital Region (NCR)	1,207,812,000	1,207,812,000

Central Office	1,207,812,000	1,207,812,000
GOP Counterpart	1,239,305,000	1,239,305,000

National Capital Region (NCR)	1,239,305,000	1,239,305,000

Central Office	1,239,305,000	1,239,305,000
Cavite Industrial Area Flood Risk Management Project (CIA-FRMP)	776,350,000	776,350,000

Loan Proceeds	186,430,000	186,430,000

National Capital Region (NCR)	186,430,000	186,430,000

Central Office	186,430,000	186,430,000
GOP Counterpart	589,920,000	589,920,000

National Capital Region (NCR)	589,920,000	589,920,000

Central Office	589,920,000	589,920,000
Infrastructure Preparation and Innovation Facility (IPIF), Output 2 (Water Projects), ADB, Technical Assistance Loan	222,710,000	222,710,000

Loan Proceeds	152,710,000	152,710,000

National Capital Region (NCR)	152,710,000	152,710,000

Central Office	152,710,000	152,110,000
GOP Counterpart	70,000,000	70,000,000

National Capital Region (NCR)	70,000,000	70,000,000

Central Office	70,000,000	70,000,000
Ambal-Simuay River and Rio Grande de Mindanao River Flood Control Projects	200,000,000	200,000,000

Loan Proceeds	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000

156	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

LOCAL PROGRAM	218,442,709,000	218,442,709,000

Buildings and Other Structures- SCHOOL BUILDINGS - Construction / Repair / Rehabilitation/Improvement of Various Infrastructure including Local Projects	79,700,000	79,700,000

Project(s)
Locally-Funded Project(s)	79,700,000	79,700,000

Construction/Rehabilitation of School Buildings	79,700,000	79,700,000

National Capital Region (NCR)	4,000,000	4,000,000

Quezon City 2nd District Engineering Office	4,000,000	4,000,000
Region III - Central Luzon	50,000,000	50,000,000

Bataan 2nd District Engineering Office	40,000,000	40,000,000
Pampanga 2nd District Engineering Office	10,000,000	10,000,000
Region XI - Davao	25,700,000	25,700,000

Davao del Norte District Engineering Office	25,700,000	25,700,000
Buildings and Other Structures-SCHOOL BUILDINGS - Local Infrastructure Program	1,036,630,000	1,036,630,000

Project(s)
Locally-Funded Project(s)	1,036,630,000	1,036,630,000

Construction/Rehabilitation of School Buildings	1,036,630,000	1,036,630,000

National Capital Region (NCR)	557,000,000	557,000,000

Central Office	315,000,000	315,000,000
Las Piñas-Muntinlupa District Engineering Office	34,500,000	34,500,000
Malabon-Navotas District Engineering Office	41,000,000	41,000,000
Metro Manila 1st District Engineering Office	30,000,000	30,000,000
Metro Manila 2nd District Engineering Office	65,000,000	65,000,000
North Manila District Engineering Office	49,000,000	49,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	157
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Quezon City 2nd District Engineering Office	12,500,000	12,500,000
South Manila District Engineering Office	10,000,000	10,000,000
Region I - Ilocos	15,000,000	15,000,000

La Union 2nd District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	3,000,000	3,000,000
Pangasinan 3rd District Engineering Office	2,000,000	2,000,000
Cordillera Administrative Region	47,000,000	47,000,000

Abra District Engineering Office	40,000,000	40,000,000
Baguio City District Engineering Office	7,000,000	7,000,000
Region II - Cagayan Valley	9,500,000	9,500,000

Batanes District Engineering Office	1,000,000	1,000,000
Cagayan 3rd District Engineering Office	6,000,000	6,000,000
Isabela 1st District Engineering Office	2,000,000	2,000,000
Quirino District Engineering Office	500,000	500,000
Region III - Central Luzon	60,500,000	60,500,000

Aurora District Engineering Office	14,500,000	14,500,000
Bulacan 1st District Engineering Office	15,000,000	15,000,000
Bulacan 2nd District Engineering Office	3,000,000	3,000,000
Pampanga 1st District Engineering Office	23,000,000	23,000,000
Pampanga 2nd District Engineering Office	5,000,000	5,000,000
Region IVA - CALABARZOM	42,200,000	42,200,000

Batangas 3rd District Engineering Office	1,000,000	1,000,000

158	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cavite District Engineering Office	4,700,000	4,700,000
Laguna 2nd District Engineering Office	22,000,000	22,000,000
Quezon 1st District Engineering Office	8,500,000	8,500,000
Quezon 4th District Engineering Office	3,000,000	3,000,000
Rizal 2nd District Engineering Office	3,000,000	3,000,000
Region IVB - MIMAROPA	21,000,000	21,000,000

Mindoro Occidental District Engineering Office	1,500,000	1,500,000
Palaman 2nd District Engineering Office	3,200,000	3,200,000
Palaman 3rd District Engineering Office	13,700,000	13,700,000
Romblon District Engineering Office	2,600,000	2,600,000
Region V - Bicol	34,000,000	34,000,000

Albay 1st District Engineering Office	25,000,000	25,000,000
Camarines Sur 1st District Engineering Office	8,000,000	8,000,000
Camarines sur 3rd District Engineering Office	1,000,000	1,000,000
Region VI - Western Visayas	62,500,000	62,500,000

Aklan District Engineering Office	4,500,000	4,500,000
Antique District Engineering Office	8,000,000	8,000,000
Iloilo 1st District Engineering Office	30,000,000	30,000,000
Iloilo City District Engineering Office	20,000,000	20,000,000
Region VII - Central Visayas	90,100,000	90,100,000

Bohol 2nd District Engineering Office	3,100,000	3,100,000
Cebu 1st District Engineering Office	8,000,000	8,000,000
Cebu 6th District Engineering Office	50,000,000	50,000,000
Cebu City District Engineering Office	29,000,000	29,000,000
Region VIII - Eastern Visayas	19,300,000	19,300,000

Leyte 1st District Engineering Office	10,300,000	10,300,000

APRIL 29, 2019	OFFICIAL GAZETTE	159
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Northern Samar 1st District Engineering Office	3,000,000	3,000,000
Samar 1st District Engineering Office	2,000,000	2,000,000
Tacloban City District Engineering Office	4,000,000	4,000,000
Region IX - Zamboanga Peninsula	24,900,000	24,900,000

Zamboanga City District Engineering Office	16,500,000	16,500,000
Zamboanga del Norte 1st District Engineering Office	1,400,000	1,400,000
Zamboanga del Sur 2nd District Engineering Office	7,000,000	7,000,000
Region X - Northern Mindanao	11,000,000	11,000,000

Bukidnon 1st District Engineering Office	2,000,000	2,000,000
Bukidnon 2nd District Engineering Office	2,000,000	2,000,000
Bukidnon 3rd District Engineering Office	7,000,000	7,000,000
Region XI - Davao	17,630,000	17,630,000

Compostela Valley District Engineering Office	6,500,000	6,500,000
Davao City District Engineering Office	10,130,000	10,130,000
Davao Occidental District Engineering Office	1,000,000	1,000,000
Region XII - SOCCSKSARGEN	8,000,000	8,000,000

Cotabato 1st District Engineering Office	8,000,000	8,000,000
Region XIII - CARAGA	17,000,000	17,000,000

Agusan del Norte District Engineering Office	2,000,000	2,000,000
Agusan del Sur 1st District Engineering Office	15,000,000	15,000,000
Buildings and Other Structures-MULTIPURPOSE/FACILITIES - Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	23,600,653,000	23,600,653,000

160	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)	23,600,653,000	23,600,653,000

Construction/ Rehabilitation/ Multipurpose Building/ Facilities	23,600,653,000	23,600,653,000

National Capital Region (NCR)	16,644,994,000	16,644,994,000

Central Office	13,716,808,000	13,716,808,000
Las Piñas-Muntinlupa Engineering Office	265,000,000	265,000,000
Malabon-Navotas Engineering Office	7,000,000	7,000,000
Metro Manila 1st District Engineering Office	1,431,647,000	1,431,647,000
Metro Manila 3rd District Engineering Office	140,912,000	140,912,000
North Manila District Engineering Office	158,948,000	158,948,000
Quezon City 1st District Engineering Office	285,000,000	285,000,000
Quezon City 2nd District Engineering Office	573,679,000	573,679,000
South Manila District Engineering Office	66,000,000	66,000,000
Region I - Ilocos	171,246,000	171,246,000

Ilocos Sur 1st District Engineering Office	12,246,000	12,246,000
Pangasinan 3rd District Engineering Office	6,000,000	6,000,000
Pangasinan 4th District Engineering Office	153,000,000	153,000,000
Cordillera Administrative Region (CAR)	145,934,000	145,934,000

Abra District Engineering Office	99,500,000	99,500,000
Baguio City District Engineering Office	25,434,000	25,434,000
Benguet 1st District Engineering Office	17,000,000	17,000,000
Benguet 2nd District Engineering Office	2,000,000	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	161
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Upper Kalinga District Engineering Office	2,000,000	2,000,000
Region II - Cagayan Valley	130,800,000	130,800,000

Cagayan 1st District Engineering Office	2,000,000	2,000,000
Cagayan 2nd District Engineering Office	52,000,000	52,000,000
Cagayan 3rd District Engineering Office	1,800,000	1,800,000
Isabela 1st District Engineering Office	70,000,000	70,000,000
Isabela 3rd District Engineering Office	5,000,000	5,000,000
Region III - Central Luzon	1,016,000,000	1,016,000,000

Aurora District Engineering Office	15,000,000	15,000,000
Bataan 1st District Engineering Office	4,000,000	4,000,000
Bataan 2nd District Engineering Office	54,000,000	54,000,000
Bulacan 1st District Engineering Office	105,000,000	105,000,000
Bulacan 2nd District Engineering Office	466,000,000	466,000,000
Nueva Ecija 1st District Engineering Office	6,000,000	6,000,000
Nueva Ecija 2nd District Engineering Office	4,000,000	4,000,000
Pampanga 1st District Engineering Office	62,000,000	62,000,000
Pampanga 2nd District Engineering Office	152,500,000	152,500,000
Pampanga 3rd District Engineering Office	47,500,000	47,500,000
Tarlac 2nd District Engineering Office	40,000,000	40,000,000
Tarlac District Engineering Office	5,000,000	5,000,000
Zambales 1st District Engineering Office	49,000,000	49,000,000
Zambales 2nd District Engineering Office	6,000,000	6,000,000

162	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON	1,736,983,000	1,736,983,000

Regional Office IVA-Proper	76,000,000	76,000,000
Batangas 1st District Engineering Office	34,000,000	34,000,000
Batangas 2nd District Engineering Office	53,000,000	53,000,000
Batangas 3rd District Engineering Office	127,000,000	127,000,000
Batangas 4th District Engineering Office	1,029,500,000	1,029,500,000
Cavite 2nd District Engineering Office	94,000,000	94,000,000
Cavite District Engineering Office	4,000,000	4,000,000
Laguna 1st District Engineering Office	2,000,000	2,000,000
Laguna 2nd District Engineering Office	38,000,000	38,000,000
Laguna 3rd District Engineering Office	80,000,000	80,000,000
Quezon 1st District Engineering Office	62,483,000	62,483,000
Quezon 2nd District Engineering Office	15,000,000	15,000,000
Quezon 3rd District Engineering Office	64,000,000	64,000,000
Rizal 1st District Engineering Office	52,000,000	52,000,000
Rizal 2nd District Engineering Office	6,000,000	6,000,000
Region IVB - MIMAROPA	307,500,000	307,500,000

Mindoro Occidental District Engineering Office	60,000,000	60,000,000
Mindoro Oriental District Engineering Office	85,500,000	85,500,000
Palaman 2nd District Engineering Office	3,000,000	3,000,000
Romblon District Engineering Office	154,000,000	154,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	163
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Southern Mindoro District Engineering Office	5,000,000	5,000,000
Region V - Bicol	850,500,000	850,500,000

Albay 1st District Engineering Office	114,500,000	114,500,000
Albay 2nd District Engineering Office	327,000,000	327,000,000
Albay 3rd District Engineering Office	81,000,000	81,000,000
Camarines Morte District Engineering Office	22,000,000	22,000,000
Camarines Sur 1st District Engineering Office	10,000,000	10,000,000
Camarines Sur 2nd District Engineering Office	2,000,000	2,000,000
Camarines Sur 4th District Engineering Office	43,000,000	43,000,000
Catanduanes District Engineering Office	55,000,000	55,000,000
Sorsogon District Engineering Office	196,000,000	196,000,000
Region VI - Western Visayas	35,800,000	35,800,000

Capiz 2nd District Engineering Office	2,000,000	2,000,000
Iloilo 2nd District Engineering Office	5,000,000	5,000,000
Iloilo City District Engineering Office	26,800,000	26,800,000
Negros Occidental 1st District Engineering Office	2,000,000	2,000,000
Region VII - Central Visayas	506,500,000	506,500,000

Bohol 1st District Engineering Office	48,000,000	48,000,000
Bohol 2nd District Engineering Office	54,000,000	54,000,000
Bohol 3rd District Engineering Office	311,000,000	311,000,000
Cebu 1st District Engineering Office	84,500,000	84,500,000

164	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Negros Oriental 1st District Engineering Office	5,000,000	5,000,000
Negros Oriental 3rd District Engineering Office	4,000,000	4,000,000
Region VIII - Eastern Visayas	190,516,000	190,516,000

Leyte 3rd District Engineering Office	15,000,000	15,000,000
Leyte 4th District Engineering Office	12,000,000	12,000,000
Leyte 5th District Engineering Office	49,516,000	49,516,000
Northern Samar 1st District Engineering Office	2,000,000	2,000,000
Samar 1st District Engineering Office	100,000,000	100,000,000
Southern Leyte District Engineering Office	2,000,000	2,000,000
Tacloban City District Engineering Office	10,000,000	10,000,000
Region IX - Zamboanga Peninsula	102,000,000	102,000,000

Zamboanga City District Engineering Office	44,500,000	44,500,000
Zamboanga del Norte 1st District Engineering Office	2,000,000	2,000,000
Zamboanga del Norte 2nd District Engineering Office	20,000,000	20,000,000
Zamboanga del Norte 3rd District Engineering Office	10,000,000	10,000,000
Zamboanga del Sur 2nd District Engineering Office	25,500,000	25,500,000
Region X - Northern Mindanao	170,000,000	170,000,000

Camiguin District Engineering Office	20,500,000	20,500,000
Lanao del Norte 1st District Engineering Office	21,000,000	21,000,000
Misamis Occidental 2nd District Engineering Office	70,500,000	70,500,000
Misamis Occidental District Engineering Office	58,000,000	58,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	165
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region XI - Davao	1,493,380,000	1,493,380,000

Compostela Valley District Engineering Office	424,500,000	424 ,500,000
Davao City 2nd District Engineering Office	28,000,000	28,000,000
Davao City District Engineering Office	76,890,000	76,890,000
Davao del Norte District Engineering Office	684,690,000	684,690,000
Davao del Sur District Engineering Office	6,500,000	6,500,000
Davao Occidental District Engineering Office	150,000,000	150,000,000
Davao Oriental 1st District Engineering Office	2,800,000	2,800,000
Davao Oriental 2nd District Engineering Office	120,000,000	120,000,000
Region XII - SOCCSKSARGEN	39,000,000	39,000,000

Cotabato City District Engineering Office	2,000,000	2,000,000
Sarangani District Engineering Office	20,000,000	20,000,000
South Cotabato 2nd District Engineering Office	12,000,000	12,000,000
Sultan Kudarat 1st District Engineering Office	5,000,000	5,000,000
Region XIII - CARAGA	59,500,000	59,500,000

Agusan del Sur 2nd District Engineering Office	5,000,000	5,000,000
surigao del Norte 2nd District Engineering Office	4,500,000	4,500,000
Surigao del Sur 1st District Engineering Office	50,000,000	50,000,000
Buildings and Other Structures MULTIPURPOSE / FACILITIES - Local Infrastructure Program	27,505,141,000	27,505,141,000

Project(s)
Locally-Funded Project(s)	27,505,141,000	27,505,141,000

Construction/Rehabilitation of Multipurpose Building/Facilities	27,505,141,000	27,505,141,000

166	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	4,729,910,000	4,729,910,000

Central Office	1,580,210,000	1,580,210,000
Las Piñas-Muntinlupa District Engineering Office	184,000,000	184,000,000
Malabon-Navotas District Engineering Office	69,000,000	69,000,000
Metro Manila 1st District Engineering Office	728,800,000	728,800,000
Metro Manila 2nd District Engineering Office	178,000,000	178,000,000
Metro Manila 3rd District Engineering Office	316,600,000	316,600,000
North Manila District Engineering Office	296,500,000	296,500,000
Quezon City 1st District Engineering Office	849,000,000	849,000,000
Quezon City 2nd District Engineering Office	294,000,000	294,000,000
South Manila District Engineering Office	233,800,000	233,800,000
Region I - Ilocos	1,171,441,000	1,171,441,000

Ilocos Norte 2nd District Engineering Office	16,000,000	16,000,000
Ilocos Sur 1st District Engineering Office	10,000,000	10,000,000
Ilocos Sur 2nd District Engineering Office	92,000,000	92,000,000
La Union 1st District Engineering Office	87,300,000	87,300,000
La Union 2nd District Engineering Office	103,700,000	103,700,000
Pangasinan 1st District Engineering Office	215,000,000	215,000,000
Pangasinan 2nd District Engineering Office	247,500,000	247,500,000
Pangasinan 3rd District Engineering Office	319,500,000	319,500,000
Pangasinan 4th District Engineering Office	80,441,000	80,441,000

APRIL 29, 2019	OFFICIAL GAZETTE	167
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	615,200,000	615,200,000

Abra District Engineering Office	163,000,000	163,000,000
Apayao 1st District Engineering Office	27,250,000	27,250,000
Apayao 2nd District Engineering Office	80,750,000	80,750,000
Baguio City District Engineering Office	66,100,000	66,100,000
Benguet 1st District Engineering Office	38,250,000	38,250,000
Benguet 2nd District Engineering Office	9,550,000	9,550,000
Ifugao 2nd District Engineering Office	27,000,000	27,000,000
Ifugao District Engineering Office	71,000,000	71,000,000
Lower Kalinga District Engineering Office	18,500,000	18,500,000
Mt. Province First District Engineering Office	57,800,000	57,800,000
Mt. Province Second District Engineering Office	34,000,000	34,000,000
Upper Kalinga District Engineering Office	22,000,000	22,000,000
Region II - Cagayan Valley	1,066,400,000	1,066,400,000

Batanes District Engineering Office	10,000,000	10,000,000
Cagayan 1st District Engineering Office	67,000,000	67,000,000
Cagayan 2nd District Engineering Office	163,500,000	163,500,000
Cagayan 3rd District Engineering Office	57,200,000	57,200,000
Isabela 1st District Engineering Office	151,500,000	151,500,000
Isabela 2nd District Engineering Office	76,500,000	76,500,000
Isabela 3rd District Engineering Office	97,000,000	97,000,000

168	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Isabela 4th District Engineering Office	172,500,000	172,500,000
Nueva Vizcaya 2nd District Engineering Office	61,700,000	61,700,000
Nueva Vizcaya District Engineering Office	115,300,000	115,300,000
Quirino District Engineering Office	94,200,000	94,200,000
Region III - Central Luzon	2,535,700,000	2,535,700,000

Aurora District Engineering Office	257,500,000	257,500,000
Bataan 1st District Engineering Office	81,000,000	81,000,000
Bataan 2nd District Engineering Office	169,000,000	169,000,000
Bulacan 1st District Engineering Office	261,500,000	261,500,000
Bulacan 2nd District Engineering Office	353,700,000	353,700,000
Nueva Ecija 1st District Engineering Office	220,500,000	220,500,000
Nueva Ecija 2nd District Engineering Office	150,500,000	150,500,000
Pampanga 1st District Engineering Office	191,500,000	191,500,000
Pampanga 2nd District Engineering Office	69,500,000	69,500,000
Pampanga 3rd District Engineering Office	133,000,000	133,000,000
Tarlac 2nd District Engineering Office	95,000,000	95,000,000
Tarlac District Engineering Office	348,000,000	348,000,000
Zambales 1st District Engineering Office	140,000,000	140,000,000
Zambales 2nd District Engineering Office	65,000,000	65,000,000
Region IVA - CALABARZON	2,810,000,000	2,810,000,000

Regional Office IVA - Proper	183,000,000	183,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	169
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 1st District Engineering Office	166,000,000	166,000,000
Batangas 2nd District Engineering Office	92,000,000	92,000,000
Batangas 3rd District Engineering Office	89,500,000	89,500,000
Batangas 4th District Engineering Office	796,900,000	796,900,000
Cavite 2nd District Engineering Office	182,000,000	182,000,000
Cavite District Engineering Office	360,500,000	360,500,000
Laguna 1st District Engineering Office	118,000,000	118,000,000
Laguna 2nd District Engineering Office	207,000,000	207,000,000
Laguna 3rd District Engineering Office	43,000,000	43,000,000
Quezon 1st District Engineering Office	179,000,000	179,000,000
Quezon 2nd District Engineering Office	107,500,000	107,500,000
Quezon 3rd District Engineering Office	35,000,000	35,000,000
Quezon 4th District Engineering Office	93,700,000	93,700,000
Rizal 1st District Engineering Office	86,000,000	86,000,000
Rizal 2nd District Engineering Office	70,900,000	70,900,000
Region IVB - NIMAROPA	824,200,000	824,200,000

Marinduque District Engineering Office	106,500,000	106,500,000
Mindoro Occidental District Engineering Office	115,000,000	115,000,000
Mindoro Oriental District Engineering Office	105,000,000	105,000,000
Palawan 1st District Engineering Office	102,500,000	102,500,000

170	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Palawan 2nd District Engineering Office	58,800,000	58,800,000
Palawan 3rd District Engineering Office	71,900,000	71,900,000
Romblon District Engineering Office	138,500,000	138,500,000
Southern Mindoro District Engineering Office	126,000,000	126,000,000
Region V - Bicol	2,614,700,000	2,614,700,000

Albay 1st District Engineering Office	178,000,000	178,000,000
Albay 2nd District Engineering Office	226,500,000	226,500,000
Albay 3rd District Engineering Office	179,500,000	179,500,000
Camarines Norte District Engineering Office	206,500,000	206,500,000
Camarines Sur 1st District Engineering Office	191,000,000	191,000,000
Camarines Sur 2nd District Engineering Office	143,500,000	143,500,000
Camarines Sur 3rd District Engineering Office	122,000,000	122,000,000
Camarines Sur 4th District Engineering Office	62,000,000	62,000,000
Camarines Sur 5th District Engineering Office	57,000,000	57,000,000
Catanduanes District Engineering Office	199,700,000	199,700,000
Masbate 1st District Engineering Office	5,000,000	5,000,000
Masbate 2nd District Engineering Office	3,000,000	3,000,000
Masbate 3rd District Engineering Office	35,000,000	35,000,000
Sorsogon District Engineering Office	730,000,000	730,000,000
Sorsogon 2nd District Engineering Office	276,000,000	276,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	171
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	1,834,200,000	1,834,200,000

Aklan District Engineering Office	142,000,000	142,000,000
Antique District Engineering Office	70,500,000	70,500,000
Bacolod City District Engineering Office	86,500,000	86,500,000
Capiz 1st District Engineering Office	66,000,000	66,000,000
Capiz 2nd District Engineering Office	19,300,000	19,300,000
Guimaras District Engineering Office	120,000,000	120,000,000
Iloilo 1st District Engineering Office	62,000,000	62,000,000
Iloilo 2nd District Engineering Office	263,000,000	263,000,000
Iloilo 3rd District Engineering Office	146,000,000	146,000,000
Iloilo 4th District Engineering Office	119,000,000	119,000,000
Iloilo City District Engineering Office	113,500,000	113,500,000
Megros Occidental 1st District Engineering Office	312,600,000	312,600,000
Megros Occidental 2nd District Engineering Office	141,000,000	141,000,000
Megros Occidental 3rd District Engineering Office	92,000,000	92,000,000
Megros Occidental 4th District Engineering Office	80,800,000	80,800,000
Region VII - Central Visayas	1,699,200,000	1,699,200,000

Bohol 1st District Engineering Office	153,100,000	153,100,000
Bohol 2nd District Engineering Office	130,400,000	130,400,000
Bohol 3rd District Engineering Office	152,500,000	152,500,000
Cebu 1st District Engineering Office	140,000,000	140,000,000

172	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cebu 2nd District Engineering Office	92,000,000	92,000,000
Cebu 3rd District Engineering Office	74,000,000	74,000,000
Cebu 4th District Engineering Office	88,000,000	88,000,000
Cebu 5th District Engineering Office	76,000,000	76,000,000
Cebu 6th District Engineering Office	123,000,000	123,000,000
Cebu City District Engineering Office	313,000,000	313,000,000
Megros Oriental 1st District Engineering Office	106,000,000	106,000,000
Megros Oriental 2nd District Engineering Office	98,000,000	98,000,000
Megros Oriental 3rd District Engineering Office	83,500,000	83,500,000
Siquijor District Engineering Office	69,700,000	69,700,000
Region VIII - Eastern Visayas	881,700,000	881,700,000

Biliran District Engineering Office	101,300,000	101,300,000
Eastern Samar District Engineering Office	137,000,000	137,000,000
Leyte 1st District Engineering Office	50,200,000	50,200,000
Leyte 2nd District Engineering Office	46,000,000	46,000,000
Leyte 3rd District Engineering Office	85,000,000	85,000,000
Leyte 4th District Engineering Office	32,000,000	32,000,000
Leyte 5th District Engineering Office	84,500,000	84,500,000
Northern Samar 1st District Engineering Office	82,800,000	82,800,000
Northern Samar 2nd District Engineering Office	44,900,000	44,900,000

APRIL 29, 2019	OFFICIAL GAZETTE	173
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 1st District Engineering Office	92,000,000	92,000,000
Samar 2nd District Engineering Office	10,000,000	10,000,000
Southern Leyte District Engineering Office	67,000,000	67,000,000
Tacloban City District Engineering Office	49,000,000	49,000,000
Region IX - Zamboanga Peninsula	1,110,800,000	1,110,800,000

Regional Office IX - Proper	171,500,000	171,500,000
Zamboanga City District Engineering Office	109,500,000	109,500,000
Zamboanga del Norte 1st District Engineering Office	45,800,000	45,800,000
Zamboanga del Norte 2nd District Engineering Office	80,500,000	80,500,000
Zamboanga del Norte 3rd District Engineering Office	105,000,000	105,000,000
Zamboanga del Sur 1st District Engineering Office	149,500,000	149,500,000
Zamboanga del Sur 2nd District Engineering Office	185,500,000	185,500,000
Zamboanga Sibugay 1st District Engineering Office	129,000,000	129,000,000
Zamboanga Sibugay 2nd District Engineering Office	134,500,000	134,500,000
Region X - Northern Mindanao	1,937,100,000	1,937,100,000

Regional Office X - Proper	349,500,000	349,500,000
Bukidnon 1st District Engineering Office	181,000,000	181,000,000
Bukidnon 2nd District Engineering Office	209,500,000	209,500,000
Bukidnon 3rd District Engineering Office	115,000,000	115,000,000
Cagayan de Oro City 1st District Engineering Office	51,500,000	51,500,000
Cagayan de Oro City 2nd District Engineering Office	57,000,000	57,000,000

174	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Camiguin District Engineering Office	101,000,000	101,000,000
Lanao del Norte 1st District Engineering Office	149,500,000	149,500,000
Lanao del Norte 2nd District Engineering Office	116,600,000	116,600,000
Misamis Occidental 2nd District Engineering Office	163,000,000	163,000,000
Misamis Occidental District Engineering Office	122,500,000	122,500,000
Misamis Oriental 1st District Engineering Office	130,500,000	130,500,000
Misamis Oriental 2nd District Engineering Office	190,500,000	190,500,000
Region XI - Davao	1,552,190,000	1,552,190,000

Compostela Valley District Engineering Office	545,800,000	545,800,000
Davao City 2nd District Engineering Office	81,500,000	81,500,000
Davao City District Engineering Office	239,805,000	239,805,000
Davao del Norte District Engineering Office	125,000,000	125,000,000
Davao del Sur District Engineering Office	126,000,000	126,000,000
Davao Occidental District Engineering Office	124,500,000	124,500,000
Davao Oriental 1st District Engineering Office	164,500,000	164,500,000
Davao Oriental 2nd District Engineering Office	145,085,000	145,085,000
Region XII - SOCCSKSARGEN	1,288,900,000	1,288,900,000

Regional Office XII - Proper	9,000,000	9,000,000
Cotabato City District Engineering Office	128,500,000	128,500,000
Cotabato 1st District Engineering Office	191,200,000	191,200,000
Cotabato 2nd District Engineering Office	84,300,000	84,300,000

APRIL 29, 2019	OFFICIAL GAZETTE	175
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Sarangani District Engineering Office	237,500,000	237,500,000
South Cotabato 2nd District Engineering Office	228,000,000	228,000,000
South Cotabato District Engineering Office	215,900,000	215,900,000
Sultan Kudarat 1st District Engineering Office	75,000,000	75,000,000
Sultan Kudarat 2nd District Engineering Office	119,500,000	119,500,000
Region XIII - CARAGA	833,500,000	833,500,000

Agusan del Norte District Engineering Office	93,500,000	93,500,000
Agusan del Sur 1st District Engineering Office	67,500,000	67,500,000
Agusan del Sur 2nd District Engineering Office	139,500,000	139,500,000
Butuan City District Engineering Office	74,500,000	74,500,000
Dinagat Islands District Engineering Office	95,500,000	95,500,000
Surigao del Norte 1st District Engineering Office	69,000,000	69,000,000
Surigao del Norte 2nd District Engineering Office	98,000,000	98,000,000
Surigao del Sur 1st District Engineering Office	111,000,000	111,000,000
Surigao del Sur 2nd District Engineering Office	85,000,000	85,000,000
Buildings and Other Structures - MULTIPURPOSE / FACILITIES - National Building Program	5,366,151,000	5,366,151,000

Project(s)
Locally-Funded Project(s)	5,366,151,000	5,366,151,000

Construction/Rehabilitation of Buildings	5,366,151,000	5,366,151,000

National Capital Region (NCR)	3,954,926,000	3,954,926,000

Central Office	3,883,932,000	3,883,932,000
Metro Manila 1st District Engineering Office	25,000,000	25,000,000

176	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

South Manila District Engineering Office	45,994,000	45,994,000
Region I – Ilocos	121,791,000	121,791,000

Ilocos Norte 2nd District Engineering Office	36,726,000	36,726,000
Ilocos Sur 1st District Engineering Office	7,011,000	7,011,000
Pangasinan 1st District Engineering Office	32,054,000	32,054,000
Pangasinan 3rd District Engineering Office	40,000,000	40,000,000
Pangasinan 4th District Engineering Office	6,000,000	6,000,000
Cordillera Administrative Region (CAR)	126,417,000	126,417,000

Abra District Engineering Office	33,313,000	33,313,000
Apayao 2nd District Engineering Office	20,000,000	20,000,000
Baguio City District Engineering Office	3,562,000	3,562,000
Ifugao 2nd District Engineering Office	35,520,000	35,520,000
Ifugao District Engineering Office	7,011,000	7,011,000
Lower Kalinga District Engineering Office	7,011,000	7,011,000
Mountain Province Second District Engineering Office	20,000,000	20,000,000
Region II - Cagayan Valley	63,414,000	63,414,000

Cagayan 2nd District Engineering Office	50,000,000	50,000,000
Isabela 3rd District Engineering Office	13,414,000	13,414,000
Region III - Central Luzon	99,876,000	99,876,000

Bataan 2nd District Engineering Office	34,968,000	34,968,000
Bulacan 1st District Engineering Office	9,610,000	9,610,000
Nueva Ecija 1st District Engineering Office	23,813,000	23,813,000

APRIL 29, 2019	OFFICIAL GAZETTE	177
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Tarlac 2nd District Engineering Office	31,485,000	31,485,000
Region IVA - CALABARZON	116,401,000	116,401,000

Batangas 1st District Engineering Office	12,800,000	12,800,000
Laguna 2nd District Engineering Office	38,601,000	38,601,000
Quezon 2nd District Engineering Office	10,000,000	10,000,000
Quezon 4th District Engineering Office	55,000,000	55,000,000
Region IVB - MIMAROPA	67,033,000	67,033,000

Marinduque District Engineering Office	28,108,000	28,108,000
Mindoro Oriental District Engineering Office	7,503,000	7,503,000
Palawan 2nd District Engineering Office	12,200,000	12,200,000
Palawan 3rd District Engineering Office	14,652,000	14,652,000
Romblon District Engineering Office	4,570,000	4,570,000
Region V - Bicol	153,888,000	153,888,000

Albay 2nd District Engineering Office	10,000,000	10,000,000
Camarines Norte District Engineering Office	16,534,000	16,534,000
Camarines Sur 3rd District Engineering Office	7,513,000	7,513,000
Camarines Sur 4th District Engineering Office	43,879,000	43,879,000
Catanduanes District Engineering Office	35,000,000	35,000,000
Masbate 3rd District Engineering Office	31,635,000	31,635,000
Sorsogon 2nd District Engineering Office	5,640,000	5,640,000
Sorsogon District Engineering Office	3,687,000	3,687,000
Region VI - Western Visayas	57,132,000	57,132,000

Iloilo 4th District Engineering Office	19,632,000	19,632,000

178	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Iloilo City District Engineering Office	30,000,000	30,000,000
Negros Occidental 4th District Engineering Office	7,500,000	7,500,000
Region VII - Central Visayas	221,654,000	221,654,000

Bohol 1st District Engineering Office	25,000,000	25,000,000
Boho1 2nd District Engineering Office	29,819,000	29,819,000
Cebu 3rd District Engineering Office	16,164,000	16,164,000
Cebu 5th District Engineering Office	28,527,000	28,527,000
Cebu City District Engineering Office	50,000,000	50,000,000
Negros Oriental 1st District Engineering Office	32,144,000	32,144,000
Negros Oriental 3rd District Engineering Office	40,000,000	40,000,000
Region VIII - Eastern Visayas	56,643,000	56,643,000

Eastern Samar District Engineering Office	16,977,000	16,977,000
Northern Samar 2nd District Engineering Office	3,150,000	3,150,000
Southern Leyte District Engineering Office	36,516,000	36,516,000
Region IX - Zamboanga Peninsula	20,000,000	20,000,000

Zamboanga City District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	52,118,000	52,118,000

Bukidnon 1st District Engineering Office	37,427,000	37,427,000
Lanao del Norte 2nd District Engineering Office	14,691,000	14,691,000
Region XI - Davao	103,918,000	103,918,000

Davao City 2nd District Engineering Office	11,759,000	11,759,000
Davao City District Engineering Office	13,480,000	13,480,000
Davao del Sur District Engineering Office	14,553,000	14,553,000

APRIL 29, 2019	OFFICIAL GAZETTE	179
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Davao Oriental 1st District Engineering Office	9,674,000	9,674,000
Davao Oriental 2nd District Engineering Office	54,452,000	54,452,000
Region XII - SOCCSKSARGEN	103,110,000	103,110,000

Cotabato 1st District Engineering Office	34,500,000	34,500,00
Cotabato 2nd District Engineering Office	32,176,000	32,176,000
Sultan Kudarat 1st District Engineering Office	36,434,000	36,434,000
Region XIII - CARAGA	47,830,000	47,830,000

Agusan del Norte District Engineering Office	18,432,000	18,432,000
Dinagat Islands District Engineering Office	29,398,000	29,398,000
Flood Control and Drainage - FLOOD CONTROL STRUCTURES/FACILITIES - Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projectss	24,694,393,000	24,694,393,000

Project(s)
Locally-Funded Project(s)	24,694,393,000	24,694,393,000

Construction/ Rehabilitation of Flood Control Structures	24,694,393,000	24,694,393,000

National Capital Region (NCR)	17,521,600,000	17,521,600,000

Central Office	16,150,600,000	16,150,600,000
Las Piñas-Muntinlupa District Engineering Office	45,000,000	45,000,000
Malabon-Navotas District Engineering Office	745,000,000	745,000,000
Metro Manila 1st District Engineering Office	340,000,000	340,000,000
Metro Manila 2nd District Engineering Office	121,000,000	121,000,000
Metro Manila 3rd District Engineering Office	90,000,000	90,000,000
North 3rd District Engineering Office	30,000,000	30,000,000

180	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	596,732,000	596,732,000

Ilocos Norte 2nd District Engineering Office	41,732,000	41,732,000
Ilocos Sur 1st District Engineering Office	120,000,000	120,000,000
Ilocos Sur 2nd District Engineering Office	30,000,000	30,000,000
La Union 1st District Engineering Office	50,000,000	50,000,000
Pangasinan 3rd District Engineering Office	250,000,000	250,000,000
Pangasinan 4th District Engineering Office	105,000,000	105,000,000
Region III - Central Luzon	1,324,261,000	1,324,261,000

Bataan 1st District Engineering Office	150,000,000	150,000,000
Bulacan 1st District Engineering Office	580,000,000	580,000,000
Bulacan 2nd District Engineering Office	160,000,000	160,000,000
Pampanga 1st District Engineering Office	244,261,000	244,261,000
Pampanga 2nd District Engineering Office	90,000,000	90,000,000
Tarlac 2nd District Engineering Office	100,000,000	100,000,000
Region IVA - CALABARZON	758,500,000	758,500,000

Regional Office-A	41,000,000	41,000,000
Batangas 1st District Engineering Office	150,000,000	150,000,000
Batangas 2nd District Engineering Office	25,000,000	25,000,000
Batangas 4th District Engineering Office	22,500,000	22,500,000
Laguna 2nd District Engineering Office	450,000,000	450,000,000
Quezon 3rd District Engineering Office	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	181
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 2nd District Engineering Office	50,000,000	50,000,000
Region IVB - MINAROPA	139,000,000	139,000,000

Marinduque District Engineering Office	50,000,000	50,000,000
Mindoro Occidental District Engineering Office	39,000,000	39,000,000
Romblon District Engineering Office	50,000,000	50,000,000
Region V - Bicol	1,397,800,000	1,397,800,000

Albay 1st District Engineering Office	40,000,000	40,000,000
Albay 2nd District Engineering Office	300,000,000	300,000,000
Camarines Sur 3rd District Engineering Office	20,000,000	20,000,000
Camarines Sur 4th District Engineering Office	2,000,000	2,000,000
Camarines Sur 5th District Engineering Office	5,000,000	5,000,000
Catanduanes District Engineering Office	140,000,000	140,000,000
Masbate 1st District Engineering Office	270,000,000	270,000,000
Sorsogon 2nd District Engineering Office	600,800,000	600,800,000
Sorsogon District Engineering Office	20,000,000	20,000,000
Region VII - Central Visayas	17,000,000	17,000,000

Bohol 3rd District Engineering Office	17,000,000	17,000,000
Region VIII - Eastern Visayas	50,000,000	50,000,000

Leyte 5th District Engineering Office	50,000,000	50,000,000
Region X - Northern Mindanao	218,500,000	218,500,000

Regional Office X	65,000,000	65,000,000
Camiguin District Engineering Office	50,000,000	50,000,000
Lanao del Norte 2nd District Engineering Office	100,000,000	100,000,000

182	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Misamis Occidental 2nd District Engineering Office	3,500,000	3,500,000
Region XI - Davao	2,056,500,000	2,056,500,000

Davao City 2nd District Engineering Office	550,000,000	550,000,000
Davao City District Engineering Office	1,400,000,000	1,400,000,000
Davao del Norte District Engineering Office	106,500,000	106,500,000
Region XII - SOCCCSKSARGEN	100,000,000	100,000,000

Sarangani District Engineering Office	30,000,000	30,000,000
Sultan Kudarat 1st District Engineering Office	20,000,000	20,000,000
Sultan Kudarat 2nd District Engineering Office	50,000,000	50,000,000
Region XIII - CARAGA	514,500,000	514,500,000

Surigao del Norte 1st District Engineering Office	34,500,000	34,500,000
Surigao del Sur 1st District Engineering Office	480,000,000	480,000,000
Flood Control and Drainage - FLOOD CONTROL STRUCTURES / FACILITIES - Local Infrastructure Program	6,482,850,000	6,482,850,000

Project(s)
Locally-Funded Project(s)	6,482,850,000	6,482,850,000

Construction / Rehabilitation of Flood Control Structures	6,482,850,000	6,482,850,000

National Capital Region (NCR)	1,761,000,000	1,761,000,000

Central Office	1,183,000,000	1,183,000,000
Las Piñas-Muntinlupa District Engineering Office	10,000,000	10,000,000
Malabon-Navotas District Engineering Office	60,000,000	60,000,000
Metro Manila 1st District Engineering Office	146,000,000	146,000,000
Metro Manila 2nd District Engineering Office	50,000,000	50,000,000
Metro Manila 3rd District Engineering Office	110,000,000	110,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	183
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

North Manila District Engineering Office	150,000,000	150,000,000
Quezon City 1st District Engineering Office	2,000,000	2,000,000
South Manila District Engineering Office	50,000,000	50,000,000
Region I - Ilocos	507,000,000	507,000,000

Ilocos Norte 2nd District Engineering Office	90,000,000	90,000,000
Ilocos Sur 1st District Engineering Office	60,000,000	60,000,000
La Union 1st District Engineering Office	15,000,000	15,000,000
La Union 2nd District Engineering Office	3,000,000	3,000,000
Pangasinan 1st District Engineering Office	23,000,000	23,000,000
Pangasinan 2nd District Engineering Office	94,000,000	94,000,000
Pangasinan 3rd District Engineering Office	207,000,000	207,000,000
Pangasinan 4th District Engineering Office	15,000,000	15,000,000
Cordillera Administrative Region (CAR)	257,000,000	257,000,000

Abra District Engineering Office	101,500,000	101,500,000
Apayao 2nd District Engineering Office	5,000,000	5,000,000
Baguio City District Engineering Office	13,500,000	13,500,000
Benguet 1st District Engineering Office	100,000,000	100,000,000
Benguet 2nd District Engineering Office	19,500,000	19,500,000
Lower Kalinga District Engineering Office	5,500,000	5,500,000
Mountain Province First District Engineering Office	12,000,000	12,000,000
Region II - Cagayan Valley	527,000,000	527,000,000

184	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Batanes District Engineering Office	30,000,000	30,000,000
Cagayan 1st District Engineering Office	185,000,000	185,000,000
Cagayan 2nd District Engineering Office	2,000,000	2,000,000
Isabela 1st District Engineering Office	70,000,000	70,000,000
Isabela 2nd District Engineering Office	120,000,000	120,000,000
Isabela 3rd District Engineering Office	20,000,000	20,000,000
Nueva Vizcaya 1st District Engineering Office	100,000,000	100,000,000
Region III - Central Luzon	755,300,000	755,300,000

Aurora District Engineering Office	35,500,000	35,500,000
Bataan 1st District Engineering Office	10,000,000	10,000,000
Bulacan 1st District Engineering Office	85,500,000	85,500,000
Bulacan 2nd District Engineering Office	10,000,000	10,000,000
Nueva Ecija 1st District Engineering Office	52,000,000	52,000,000
Nueva Ecija 2nd District Engineering Office	130,000,000	130,000,000
Pampanga 2nd District Engineering Office	196,000,000	196,000,000
Pampanga 3rd District Engineering Office	67,000,000	67,000,000
Tarlac District Engineering Office	4,300,000	4,300,000
Zambales 1st District Engineering Office	30,000,000	30,000,000
Zambales 2nd District Engineering Office	135,000,000	135,000,000
Region IVA - CALABARZON	649,900,000	649,900,000

Regional Office IVA- Proper	56,000,000	56,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	185
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Batangas 1st District Engineering Office	6,000,000	6,000,000
Batangas 2nd District Engineering Office	16,000,000	16,000,000
Batangas 3rd District Engineering Office	7,000,000	7,000,000
Batangas 4th District Engineering Office	32,500,000	32,500,000
Cavite District Engineering Office	7,500,000	7,500,000
Cavite 2nd District Engineering Office	16,500,000	16,500,000
Laguna 2nd District Engineering Office	276,400,000	276,400,000
Laguna 3rd District Engineering Office	5,000,000	5,000,000
Quezon 2nd District Engineering Office	17,000,000	17,000,000
Quezon 3rd District Engineering Office	55,000,000	55,000,000
Rizal 1st District Engineering Office	43,000,000	43,000,000
Rizal 2nd District Engineering Office	112,000,000	112,000,000
Region IVB - MIMAROPA	91,500,000	91,500,000

Marinduque District Engineering Office	30,000,000	30,000,000
Mindoro Occidental District Engineering Office	6,000,000	6,000,000
Palaman 2nd District Engineering Office	50,500,000	50,500,000
Romblon District Engineering Office	5,000,000	5,000,000
Region Y - Bicol	891,000,000	891,000,000

Albay 1st District Engineering Office	269,000,000	269,000,000
Albay 2nd District Engineering Office	195,000,000	195,000,000
Albay 3rd District Engineering Office	170,000,000	170,000,000
Camarines Norte District Engineering Office	8,000,000	8,000,000
Camarines Sur 1st District Engineering Office	58,000,000	58,000,000

186	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Camarines Sur 3rd District Engineering Office	2,000,000	2,000,000
Camarines Sur 4th District Engineering Office	7,000,000	7,000,000
Camarines Sur 5th District Engineering Office	2,000,000	2,000,000
Masbate 1st District Engineering Office	50,000,000	50,000,000
Sorsogon District Engineering Office	30,000,000	30,000,000
Sorsogon 2nd District Engineering Office	100,000,000	100,000,000
Region VI - Western Visayas	83,400,000	83,400,000

Aklan District Engineering Office	2,000,000	2,000,000
Antique District Engineering Office	9,000,000	9,000,000
Bacolod City District Engineering Office	4,500,000	4,500,000
Iloilo 1st District Engineering Office	3,000,000	3,000,000
Iloilo 2nd District Engineering Office	5,500,000	5,500,000
Iloilo 5th District Engineering Office	5,000,000	5,000,000
Iloilo City District Engineering Office	40,000,000	40,000,000
Negros Occidental 1st District Engineering Office	14,400,000	14,400,000
Region VII - Central Visayas	138,000,000	138,000,000

Bohol 2nd District Engineering Office	3,000,000	3,000,000
Bohol 3rd District Engineering Office	6,000,000	6,000,000
Cebu 2nd District Engineering Office	55,000,000	55,000,000
Cebu 6th District Engineering Office	67,000,000	67,000,000
Cebu City District Engineering Office	5,000,000	5,000,000
Negros Oriental 2nd District Engineering Office	2,000,000	2,000,000
Region VIII - Eastern Visayas	189,500,000	189,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	187
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Biliran District Engineering Office	91,500,000	91,500,000
Leyte 1st District Engineering Office	17,000,000	17,000,000
Leyte 3rd District Engineering Office	30,000,000	30,000,000
Leyte 4th District Engineering Office	20,000,000	20,000,000
Northern Samar 1st District Engineering Office	6,000,000	6,000,000
Northern Samar 2nd District Engineering Office	5,000,000	5,000,000
Samar 1st District Engineering Office	20,000,000	20,000,000
Region IX - Zamboanga Peninsula	94,750,000	94,750,000

Regional Office IX	20,000,000	20,000,000
Zamboanga City District Engineering Office	15,000,000	15,000,000
Zamboanga del Norte 1st District Engineering Office	29,750,000	29,750,000
Zamboanga del Norte 3rd District Engineering Office	30,000,000	30,000,000
Region X - Northern Mindanao	243,000,000	243,000,000

Regional Office X	30,000,000	30,000,000
Bukidnon 1st District Engineering Office	10,000,000	10,000,000
Cagayan de Oro City 1st District Engineering Office	60,000,000	60,000,000
Cagayan de Oro City 2nd District Engineering Office	47,000,000	47,000,000
Lanao del Norte 2nd District Engineering Office	4,000,000	4,000,000
Misamis Oriental 1st District Engineering Office	92,000,000	92,000,000
Region XI - Davao	79,000,000	79,000,000

Davao City District Engineering Office	10,000,000	10,000,000
Davao del Norte District Engineering Office	50,000,000	50,000,000
Davao del Sur District Engineering Office	19,000,000	19,000,000
Region XII - SOCCSKSARGEN	47,000,000	47,000,000

188	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cotabato 1st District Engineering Office	5,000,000	5,000,000
Cotabato City District Engineering Office	20,000,000	20,000,000
South Cotabato 2nd District Engineering Office	22,000,000	22,000,000
Region XIII - CARAGA	168,500,000	168,500,000

Agusan del Norte District Engineering Office	102,500,000	102,500,000
Dinagat Islands District Engineering Office	11,500,000	11,500,000
Surigao del Norte 2nd District Engineering Office	4,500,000	4,500,000
Surigao del Sur 1st District Engineering Office	50,000,000	50,000,000
Flood Control and Drainage - DRAINAGE / PROTECTION WORKS - Construction/ Repair/Rehabilitation/Improvement of Various Infrastructure including Local Projects	3,027,714,000	3,027,714,000

Project(s)
Locally-Funded Project(s)	3,027,714,000	3,027,714,000

Construction/ Rehabilitation of Drainage Protection Works	3,027,714,000	3,027,714,000

National Capital Region (NCR)	1,820,420,000	1,820,420,000

Central Office	1,180,050,000	1,180,050,000
Las Piñas-Muntinlupa District Engineering Office	46,000,000	46,000,000
Malabon-Navotas District Engineering Office	52,649,000	52,649,000
Metro Manila 1st District Engineering Office	281,500,000	281,500,000
Metro Manila 2nd District Engineering Office	49,000,000	49,000,000
Metro Manila 3rd District Engineering Office	115,000,000	115,000,000
North Manila District Engineering Office	12,809,000	12,809,000
South Manila District Engineering Office	83,412,000	83,412,000

APRIL 29, 2019	OFFICIAL GAZETTE	189
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region I - Ilocos	58,900,000	58,900,000

Ilocos Sur 1st District Engineering Office	1,300,000	1,300,000
La Union 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 4th District Engineering Office	47,600,000	47,600,000
Cordillera Administrative Region (CAR)	20,000,000	20,000,000

Abra District Engineering Office	20,000,000	20,000,000
Region II - Cagayan Valley	21,800,000	21,800,000

Cagayan 3rd District Engineering Office	1,800,000	1,800,000
Isabela 1st District Engineering Office	20,000,000	20,000,000
Region III - Central Luzon	385,166,000	385,166,000

Bulacan 1st District Engineering Office	20,000,000	20,000,000
Bulacan 2nd District Engineering Office	53,500,000	53,500,000
Pampanga 1st District Engineering Office	22,416,000	22,416,000
Pampanga 2nd District Engineering Office	289,250,000	289,250,000
Region IVA - CALABARZON	183,500,000	183,500,000

Regional Office IVA - Proper	26,500,000	26,500,000
Batangas 1st District Engineering Office	15,000,000	15,000,000
Batangas 4th District Engineering Office	86,500,000	86,500,000
Laguna 2nd District Engineering Office	50,000,000	50,000,000
Quezon 2nd District Engineering Office	5,500,000	5,500,000
Region IVB - MIMAROPA	25,000,000	25,000,000

Mindoro Occidental District Engineering Office	25,000,000	25,000,000

190	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	54,000,000	54,000,000

Camarines Sur 5th District Engineering Office	50,000,000	50,000,000
Sorsogon District Engineering Office	4,000,000	4,000,000
Region VI - Western Visayas	30,000,000	30,000,000

Iloilo City District Engineering Office	30,000,000	30,000,000
Region VII - Central Visayas	6,000,000	6,000,000

Bohol 3rd District Engineering Office	6,000,000	6,000,000
Region VIII - Eastern Visayas	30,278,000	30,278,000

Eastern Samar District Engineering Office	20,000,000	20,000,000
Tacloban City District Engineering Office	10,278,000	10,278,000
Region IX - Zamboanga Peninsula	4,000,000	4,000,000

Zamboanga City District Engineering Office	4,000,000	4,000,000
Region XI - Davao	293,650,000	293,650,000

Davao City 2nd District Engineering Office	15,000,000	15,000,000
Davao del Norte District Engineering Office	278,650,000	278,650,000
Region XII - SOCCSKSARGEN	50,000,000	50,000,000

Cotabato City District Engineering Office	50,000,000	50,000,000
Region XIII - CARAGA	45,000,000	45,000,000

Agusan del Sur 2nd District Engineering Office	25,000,000	25,000,000
Surigao del Norte 1st District Engineering Office	20,000,000	20,000,000
Flood Control and Drainage - DRAINAGE / PROTECTION WORKS - Local Infrastructure Program	1,132,800,000	1,132,800,000

Project(s)
Locally-Funded Project(s)	1,132,800,000	1,132,800,000

Construction/Rehabilitation of Drainage Protection Works	1,132,800,000	1,132,800,000

APRIL 29, 2019	OFFICIAL GAZETTE	191
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	187,000,000	187,000,000

Central Office	2,000,000	2,000,000
Metro Manila 1st District Engineering Office	5,000,000	5,000,000
Metro Manila 2nd District Engineering Office	83,000,000	83,000,000
Metro Manila 3rd District Engineering Office	37,000,000	37,000,000
North Manila District Engineering Office	10,000,000	10,000,000
Quezon City 1st District Engineering Office	40,000,000	40,000,000
Quezon City 2nd District Engineering Office	10,000,000	10,000,000
Region I - Ilocos	102,700,000	102,700,000

Ilocos Sur 1st District Engineering Office	5,800,000	5,800,000
La Union 1st District Engineering Office	8,000,000	8,000,000
La Union 2nd District Engineering Office	6,000,000	6,000,000
Pangasinan 1st District Engineering Office	8,000,000	8,000,000
Pangasinan 2nd District Engineering Office	20,500,000	20,500,000
Pangasinan 3rd District Engineering Office	10,500,000	10,500,000
Pangasinan 4th District Engineering Office	43,900,000	43,900,000
Cordillera Administrative Region (CAR)	8,000,000	8,000,000

Abra District Engineering Office	4,000,000	4,000,000
Baguio City District Engineering Office	3,500,000	3,500,000
Lower Kalinga District Engineering Office	500,000	500,000
Region II - Cagayan Valley	14,800,000	14,800,000

Cagayan 2nd District Engineering Office	3,000,000	3,000,000

192	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cagayan 3rd District Engineering Office	7,800,000	7,800,000
Quirino District Engineering Office	4,000,000	4,000,000
Region III - Central Luzon	174,000,000	174,000,000

Aurora District Engineering Office	27,000,000	27,000,000
Bataan 1st District Engineering Office	13,500,000	13,500,000
Bulacan 1st District Engineering Office	28,000,000	28,000,000
Bulacan 2nd District Engineering Office	22,000,000	22,000,000
Nueva Ecija 1st District Engineering Office	8,000,000	8,000,000
Nueva Ecija 2nd District Engineering Office	6,500,000	6,500,000
Pampanga 1st District Engineering Office	4,000,000	4,000,000
Pampanga 2nd District Engineering Office	5,000,000	5,000,000
Pampanga 3rd District Engineering Office	30,000,000	30,000,000
Tarlac 2nd District Engineering Office	30,000,000	30,000,000
Region IVA - CALABARZON	236,500,000	236,500,000

Regional Office IVA - Proper	18,000,000	18,000,000
Batangas 1st District Engineering Office	6,000,000	6,000,000
Batangas 2nd District Engineering Office	12,500,000	12,500,000
Batangas 3rd District Engineering Office	8,000,000	8,000,000
Batangas 4th District Engineering Office	90,000,000	90,000,000
Cavite 2nd District Engineering Office	20,000,000	20,000,000
Laguna 1st District Engineering Office	1,500,000	1,500,000
Laguna 2nd District Engineering Office	8,000,000	8,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	193
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Laguna 3rd District Engineering Office	2,000,000	2,000,000
Quezon 1st District Engineering Office	2,500,000	2,500,000
Rizal 1st District Engineering Office	66,000,000	66,000,000
Rizal 2nd District Engineering Office	2,000,000	2,000,000
Region IVB - MIMAROPA	1,000,000	1,000,000

Mindoro Occidental District Engineering Office	1,000,000	1,000,000
Region V - Bicol	46,000,000	46,000,000

Albay 1st District Engineering Office	15,000,000	15,000,000
Camarines Norte District Engineering Office	13,000,000	13,000,000
Camarines Sur 1st District Engineering Office	5,000,000	5,000,000
Camarines Sur 2nd District Engineering Office	13,000,000	13,000,000
Region VI - Western Visayas	36,900,000	36,900,000

Bacolod City District Engineering Office	10,000,000	10,000,000
Iloilo 2nd District Engineering Office	6,500,000	6,500,000
Negros Occidental 1st District Engineering Office	17,900,000	17,900,000
Negros Occidental 4th District Engineering Office	2,500,000	2,500,000
Region VII - Central Visayas	66,000,000	66,000,000

Cebu 6th District Engineering Office	31,000,000	31,000,000
Cebu City District Engineering Office	29,000,000	29,000,000
Negros Oriental 2nd District Engineering Office	2,000,000	2,000,000
Negros Oriental 3rd District Engineering Office	4,000,000	4,000,000
Region VIII - Eastern Visayas	42,000,000	42,000,000

Biliran District Engineering Office	1,000,000	1,000,000

194	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Eastern Samar District Engineering Office	1,000,000	1,000,000
Leyte 2nd District Engineering Office	2,000,000	2,000,000
Leyte 5th District Engineering Office	1,000,000	1,000,000
Northern Samar 1st District Engineering Office	6,000,000	6,000,000
Northern Samar 2nd District Engineering Office	3,000,000	3,000,000
Samar 1st District Engineering Office	6,000,000	6,000,000
Tacloban City District Engineering Office	22,000,000	22,000,000
Region IX - Zamboanga Peninsula	49,300,000	49,300,000

Zamboanga City District Engineering Office	43,500,000	43,500,000
Zamboanga del Norte 1st District Engineering Office	5,800,000	5,800,000
Region X - Northern Mindanao	72,400,000	72,400,000

Cagayan de Oro City District Engineering Office	35,000,000	35,000,000
Misamis Oriental 1st District Engineering Office	10,000,000	10,000,000
Lanao del Norte 2nd District Engineering Office	27,400,000	27,400,000
Region XI - Davao	3,600,000	3,600,000

Davao City District Engineering Office	3,600,000	3,600,000
Region XII - SOCCSKSARGEN	37,600,000	37,600,000

Cotabato 1st District Engineering Office	3,500,000	3,500,000
Cotabato City District Engineering Office	7,000,000	7,000,000
South Cotabato District Engineering Office	1,100,000	1,100,000
South Cotabato 2nd District Engineering Office	26,000,000	26,000,000
Region XIII - CARAGA	55,000,000	55,000,000

Agusan del Norte District Engineering Office	3,500,000	3,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	195
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Butuan City District Engineering Office	1,500,000	1,500,000
Surigao del Norte 1st District Engineering Office	50,000,000	50,000,000
National roads and bridges - National Roads - Public-Private Partnership Strategic Support Fund (including ROW and Subsidy)	8,595,735,000	8,595,735,000

Project(s)
Locally-Funded Project(s)	8,595,735,000	8,595,735,000

Public-Private Partnership Strategic Support Fund (including ROW and Subsidy)	8,595,735,000	8,595,735,000

National Capital Region (NCR)	8,595,735,000	8,595,735,000

Central Office	8,595,735,000	8,595,735,000
National Roads and Bridges - National Roads - Construction / Repair / Rehabilitation/ Improvement of Various Infrastructure including Local Projects	20,019,381,000	20,019,381,000

Project(s)
Locally-Funded Project(s)	20,019,381,000	20,019,381,000

Construction / Rehabilitation of National Roads	20,019,381,000	20,019,381,000

National Capital Region (NCR)	17,711,475,000	17,711,475,000

Central Office	17,526,115,000	17,526,115,000
Metro Manila 3rd District Engineering Office	50,000,000	50,000,000
North Manila District Engineering Office	75,360,000	75,360,000
Quezon City 1st District Engineering Office	60,000,000	60,000,000
Cordillera Administrative Region (CAR)	540,426,000	540,426,000

Abra District Engineering .Office	440,426,000	440,426,000
Upper Kalinga District Engineering Office	100,000,000	100,000,000
Region III - Central Luzon	180,000,000	180,000,000

Pampanga 1st District Engineering Office	100,000,000	100,000,000
Pampanga 2nd District Engineering Office	80,000,000	80,000,000

196	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON	679,152,000	679,152,000

Batangas 1st District Engineering Office	28,152,000	28,152,000
Batangas 2nd District Engineering Office	160,000,000	160,000,000
Batangas 3rd District Engineering Office	140,000,000	140,000,000
Batangas 4th District Engineering Office	140,000,000	140,000,000
Cavite District Engineering Office	36,000,000	36,000,000
Laguna 1st District Engineering Office	40,000,000	40,000,000
Laguna 2nd District Engineering Office	30,000,000	30,000,000
Quezon 3rd District Engineering Office	105,000,000	105,000,000
Region IVB - MIMAROPA	3,000,000	3,000,000

Mindoro Occidental District Engineering Office	3,000,000	3,000,000
Region V - Bicol Region	120,000,000	120,000,000

Albay 1st District Engineering Office	50,000,000	50,000,000
Masbate 1st District Engineering Office	70,000,000	70,000,000
Region VI - Western Visayas	145,328,000	145,328,000

Capiz 2nd District Engineering Office	120,328,000	120,328,000
Iloilo 4th District Engineering Office	25,000,000	25,000,000
Region VII - Central Visayas	45,000,000	45,000,000

Negros Oriental 2nd District Engineering Office	45,000,000	45,000,000
Region VIII - Eastern Visayas	295,000,000	295,000,000

Biliran District Engineering Office	180,000,000	180,000,000
Leyte 3rd District Engineering Office	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	197
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Leyte 5th District Engineering Office	50,000,000	50,000,000
Southern Leyte District Engineering Office	45,000,000	45,000,000
Region IX - Zamboanga Peninsula	80,000,000	80,000,000

Zamboanga del Norte 2nd District Engineering Office	80,000,000	80,000,000
Region X - Northern Mindanao	50,000,000	50,000,000

Regional Office X	50,000,000	50,000,000
Region XII - SOCCSKSARGEN	170,000,000	170,000,000

Cotabato City District Engineering Office	170,000,000	170,000,000
National Roads and Bridges - National Roads - Local Infrastructure Program	5,038,550,000	5,038,550,000

Project(s)
Locally-Funded Project(s)	5,038,550,000	5,038,550,000

Construction / Rehabilitation of National Roads	5,038,550,000	5,038,550,000

National Capital Region (NCR)	4,002,550,000	4,002,550,000

Central Office	3,994,550,000	3,994,550,000
Quezon City 1st District Engineering Office	8,000,000	8,000,000
Region I - Ilocos	50,000,000	50,000,000

Pangasinan 1st District Engineering Office	50,000,000	50,000,000
Region III - Central Luzon	130,000,000	130,000,000

Aurora District Engineering Office	100,000,000	100,000,000
Bulacan 2nd District Engineering Office	30,000,000	30,000,000
Region IVA - CALABARZON	426,000,000	426,000,000

Regional Office IVA	120,000,000	120,000,000
Cavite District Engineering Office	150,000,000	150,000,000
Laguna 1st District Engineering Office	63,500,000	63,500,000

198	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Laguna 3rd District Engineering Office	92,500,000	92,500,000
Region V - Bicol	20,000,000	20,000,000

Albay 3rd District Engineering Office	20,000,000	20,000,000
Region VI - Western Visayas	95,000,000	95,000,000

Capiz 2nd District Engineering Office	95,000,000	95,000,000
Region VII - Central Visayas	110,000,000	110,000,000

Cebu 3rd District Engineering Office	30,000,000	30,000,000
Cebu 5th District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	50,000,000	50,000,000
Region VIII - Eastern Visayas	50,000,000	50,000,000

Samar 2nd District Engineering Office	50,000,000	50,000,000
Region XI - Davao	5,000,000	5,000,000

Davao Oriental 2nd District Engineering Office	5,000,000	5,000,000
Region XII - SOCCSKSARGEN	150,000,000	150,000,000

Sarangani District Engineering Office	90,000,000	90,000,000
South Cotabato 2nd District Engineering Office	60,000,000	60,000,000
National Roads and Bridges - National Bridges - Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	1,655,000,000	1,655,000,000

Project(s)
Locally-Funded Project(s)	1,655,000,000	1,655,000,000

Construction / Rehabilitation of National Bridges	1,655,000,000	1,655,000,000

National Capital Region (NCR)	1,425,000,000	1,425,000,000

Central Office	1,425,000,000	1,425,000,000
Region V - Bicol	75,000,000	75,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	199
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Masbate 1st District Engineering Office	75,000,000	75,000,000
Region X - Northern Mindanao	155,000,000	155,000,000

Regional Office X	155,000,000	155,000,000
National Roads and Bridges - National Bridges - Local Infrastructure Program	570,000,000	570,000,000

Project (s)
Locally-Funded Project(s)	570,000,000	570,000,000

Construction / Rehabilitation of National Bridges	570,000,000	570,000,000

National Capital Region (NCR)	500,000,000	500,000,000

Central Office	400,000,000	400,000,000
Quezon City 1st District Engineering Office	100,000,000	100,000,000
Region IVA - CALABARZON	60,000,000	60,000,000

Batangas 2nd District Engineering Office	60,000,000	60,000,000
Region XIII - CARAGA	10,000,000	10,000,000

Surigao del Sur 1st District Engineering Office	10,000,000	10,000,000
Local Roads and Bridges - LOCAL ROADS - Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	58,499,578,000	58,499,578,000

Project(s)
Locally-Funded Project(s)	58,499,578,000	58,499,578,000

Construction / Rehabilitation of Local Roads	58,499,578,000	58,499,578,000

National Capital Region (NCR)	41,472,232,000	41,472,232,000

Central Office	37,986,217,000	37,986,217,000
Las Piñas - Muntinlupa District Engineering Office	312,395,000	312,395,000
Malabon - Navotas District Engineering Office	132,200,000	132,200,000
Metro Manila 1st District Engineering Office	527,407,000	527,407,000
Metro Manila 2nd District Engineering Office	110,000,000	110,000,000

200	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Metro Manila 3rd District Engineering Office	939,211,000	939,211,000
North Manila District Engineering Office	220,000,000	220,000,000
Quezon City 1st District Engineering Office	722,477,000	722,477,000
Quezon City 2nd District Engineering Office	385,000,000	385,000,000
South Manila District Engineering Office	137,325,000	137,325,000
Region I - Ilocos	752,666,000	752,666,000

Ilocos Norte 2nd District Engineering Office	216,000,000	216,000,000
Ilocos Sur 1st District Engineering Office	26,666,000	26,666,000
Ilocos Sur 2nd District Engineering Office	45,000,000	45,000,000
La Union 2nd District Engineering Office	72,000,000	72,000,000
Pangasinan 1st District Engineering Office	25,000,000	25,000,000
Pangasinan 2nd District Engineering Office	45,000,000	45,000,000
Pangasinan 3rd District Engineering Office	165,000,000	165,000,000
Pangasinan 4th District Engineering Office	158,000,000	158,000,000
Cordillera Administrative Region (CAR)	720,770,000	720,770,000

Abra District Engineering Office	532,700,000	532,700,000
Apayao 2nd District Engineering Office	20,000,000	20,000,000
Ifugao District Engineering Office	73,070,000	73,070,000
Lower Kalinga District Engineering Office	95,000,000	95,000,000
Region II - Cagayan Valley	473,880,000	473,880,000

Cagayan 1st District Engineering Office	80,000,000	80,000,000
Cagayan 2nd District Engineering Office	40,500,000	40,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	201
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cagayan 3rd District Engineering Office	7,400,000	7,400,000
Isabela 1st District Engineering Office	263,000,000	263,000,000
Isabela 2nd District Engineering Office	4,980,000	4,980,000
Isabela 3rd District Engineering Office	50,000,000	50,000,000
Nueva Vizcaya 1st District Engineering Office	23,000,000	23,000,000
Quirino District Engineering Office	5,000,000	5,000,000
Region III - Central Luzon	3,482,426,000	3,482,426,000

Aurora District Engineering Office	75,000,000	75,000,000
Bataan 1st District Engineering Office	115,500,000	115,500,000
Bataan 2nd District Engineering Office	125,000,000	125,000,000
Bulacan 1st District Engineering Office	70,000,000	70,000,000
Bulacan 2nd District Engineering Office	762,000,000	762,000,000
Nueva Ecija 1st District Engineering Office	116,873,000	116,873,000
Nueva Ecija 2nd District Engineering Office	150,000,000	150,000,000
Pampanga 1st District Engineering Office	310,869,000	310,869,000
Pampanga 2nd District Engineering Office	1,404,800,000	1,404,800,000
Pampanga 3rd District Engineering Office	210,384,000	210,384,000
Tarlac District Engineering Office	46,000,000	46,000,000
Zambales 1st District Engineering Office	40,000,000	40,000,000
Zambales 2nd District Engineering Office	56,000,000	56,000,000
Region IVA - CALABARZON	2,519,900,000	2,519,900,000

202	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Regional Office IVA - Proper	285,000,000	285,000,000
Batangas 1st District Engineering Office	184,000,000	184,000,000
Batangas 2nd District Engineering Office	118,500,000	118,500,000
Batangas 3rd District Engineering Office	125,000,000	125,000,000
Batangas 4th District Engineering Office	693,000,000	693,000,000
Cavite 2nd District Engineering Office	120,000,000	120,000,000
Cavite District Engineering Office	120,000,000	120,000,000
Laguna 1st District Engineering Office	12,000,000	12,000,000
Laguna 2nd District Engineering Office	25,400,000	25,400,000
Laguna 3rd District Engineering Office	145,000,000	145,000,000
Quezon 1st District Engineering Office	32,000,000	32,000,000
Quezon 2nd District Engineering Office	10,000,000	10,000,000
Quezon 3rd District Engineering Office	160,000,000	160,000,000
Quezon 4th District Engineering Office	450,000,000	450,000,000
Rizal 1st District Engineering Office	30,000,000	30,000,000
Rizal 2nd District Engineering Office	10,000,000	10,000,000
Region IVB - MIMAROPA	1,055,355,000	1,055,355,000

Mindoro Occidental District Engineering Office	252,000,000	252,000,000
Mindoro Oriental District Engineering Office	17,500,000	17,500,000
Palawan 1st District Engineering Office	187,000,000	187,000,000
Palawan 3rd District Engineering Office	50,000,000	50,000,000
Romblon District Engineering Office	443,855,000	443,855,000

APRIL 29, 2019	OFFICIAL GAZETTE	203
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Southern Mindoro District Engineering Office	105,000,000	105,000,000
Region V - Bicol	1,694,500,000	1,694,500,000

Albay 2nd District Engineering Office	290,000,000	290,000,000
Albay 3rd District Engineering Office	30,000,000	30,000,000
Camarines Norte District Engineering Office	60,000,000	60,000,000
Camarines Sur 1st District Engineering Office	12,000,000	12,000,000
Camarines Sur 3rd District Engineering Office	50,000,000	50,000,000
Camarines Sur 4th District Engineering Office	107,500,000	107,500,000
Camarines Sur 5th District Engineering Office	30,000,000	30,000,000
Catanduanes District Engineering Office	335,000,000	335,000,000
Masbate 1st District Engineering Office	70,000,000	70,000,000
Masbate 2nd District Engineering Office	50,000,000	50,000,000
Masbate 3rd District Engineering Office	50,000,000	50,000,000
Sorsogon 2nd District Engineering Office	85,000,000	85,000,000
Sorsogon District Engineering Office	525,000,000	525,000,000
Region VI - Western Visayas	538,200,000	538,200,000

Aklan District Engineering Office	50,000,000	50,000,000
Antique District Engineering Office	36,000,000	36,000,000
Bacolod City District Engineering Office	32,000,000	32,000,000
Capiz 2nd District Engineering Office	50,000,000	50,000,000
Guimaras District Engineering Office	70,000,000	70,000,000
Iloilo 1st District Engineering Office	82,000,000	82,000,000
Iloilo 2nd District Engineering Office	50,000,000	50,000,000

204	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Iloilo 3rd District Engineering Office	105,000,000	105,000,000
Iloilo City District Engineering Office	33,200,000	33,200,000
Negros Occidental 1st District Engineering Office	30,000,000	30,000,000
Region VII - Central Visayas	907,832,000	907,832,000

Bohol 1st District Engineering Office	228,000,000	228,000,000
Bohol 2nd District Engineering Office	300,000,000	300,000,000
Bohol 3rd District Engineering Office	227,000,000	227,000,000
Cebu 1st District Engineering Office	25,500,000	25,500,000
Cebu 4th District Engineering Office	9,000,000	9,000,000
Cebu 5th District Engineering Office	52,000,000	52,000,000
Cebu 6th District Engineering Office	20,000,000	20,000,000
Cebu City District Engineering Office	28,332,000	28,332,000
Negros Oriental 1st District Engineering Office	2,000,000	2,000,000
Negros Oriental 2nd District Engineering Office	6,000,000	6,000,000
Siquijor District Engineering Office	10,000,000	10,000,000
Region VIII - Eastern Visayas	1,025,760,000	1,025,760,000

Biliran District Engineering Office	294,760,000	294,760,000
Leyte 3rd District Engineering Office	280,000,000	280,000,000
Leyte 4th District Engineering Office	59,000,000	59,000,000
Northern Samar 1st District Engineering Office	22,000,000	22,000,000
Northern Samar 2nd District Engineering Office	4,000,000	4,000,000
Samar 1st District Engineering Office	345,000,000	345,000,000
Southern Leyte District Engineering Office	21,000,000	21,000,000
Region IX - Zamboanga Peninsula	593,000,000	593,000,000

Isabela City District Engineering Office	50,000,000	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	205
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Zamboanga City District Engineering Office	28,500,000	28,500,000
Zamboanga del Norte 1st District Engineering Office	30,000,000	30,000,000
Zamboanga del Norte 3rd District Engineering Office	20,000,000	20,000,000
Zamboanga del Sur 1st District Engineering Office	380,000,000	380,000,000
Zamboanga del Sur 2nd District Engineering Office	54,500,000	54,500,000
Zamboanga Sibugay 2nd District Engineering Office	30,000,000	30,000,000
Region X - Northern Mindanao	566,907,000	566,907,000

Regional Office X	40,000,000	40,000,000
Bukidnon 2nd District Engineering Office	21,907,000	21,907,000
Camiguin District Engineering Office	285,000,000	285,000,000
Lanao del Norte 1st District Engineering Office	49,000,000	49,000,000
Lanao del Norte 2nd District Engineering Office	30,000,000	30,000,000
Misamis Occidental 1st District Engineering Office	22,000,000	22,000,000
Misamis Occidental 2nd District Engineering Office	39,000,000	39,000,000
Misamis Oriental 1st District Engineering Office	80,000,000	80,000,000
Region Xl - Davao	2,182,220,000	2,182,220,000

Compostela Valley District Engineering Office	611,500,000	611,500,000
Davao City District Engineering Office	7,220,000	7,220,000
Davao City 2nd District Engineering Office	125,650,000	125,650,000
Davao del Norte District Engineering Office	1,260,950,000	1,260,950,000
Davao Occidental District Engineering Office	100,000,000	100,000,000

206	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Davao Oriental 1st District Engineering Office	50,000,000	50,000,000
Davao Oriental 2nd District Engineering Office	26,900,000	26,900,000
Region XII - SOCCSKSARGEN	230,000,000	230,000,000

Cotabato City District Engineering Office	50,000,000	50,000,000
Sarangani District Engineering Office	40,000,000	40,000,000
South Cotabato District Engineering Office	80,000,000	80,000,000
South Cotabato 2nd District Engineering Office	60,000,000	60,000,000
Region XIII - CARAGA	283,930,000	283,930,000

Agusan del Sur 2nd District Engineering Office	110,000,000	110,000,000
Surigao del Norte 1st District Engineering Office	162,000,000	162,000,000
Surigao del Norte 2nd District Engineering Office	2,000,000	2,000,000
Surigao del sur 1st District Engineering Office	9,930,000	9,930,000
Local Roads and Bridges - LOCAL ROADS Local Infrastructure Program	20,996,275,000	20,996,275,000

Project(s)
Locally-Funded Project(s)	20,996,275,000	20,996,275,000

Construction / Rehabilitation of Local Roads	20,996,275,000	20,996,275,000

National Capital Region (NCR)	5,897,800,000	5,897,800,000

Central Office	4,771,800,000	4,771,800,000
Las Pinas-Muntinlupa District Engineering Office	64,500,000	64,500,000
Malabon-Navotas District Engineering Office	210,000,000	210,000,000
Metro Manila 1st District Engineering Office	163,300,000	163,300,000
Metro Manila 2nd District Engineering Office	67,000,000	67,000,000
Metro Manila 3rd District Engineering Office	200,500,000	200,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	207
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

North Manila District Engineering Office	66,000,000	66,000,000
Quezon City 1st District Engineering Office	229,000,000	229,000,000
Quezon City 2nd District Engineering Office	45,000,000	45,000,000
South Manila District Engineering Office	80,700,000	80,700,000
Region I - Ilocos	1,094,800,000	1,094,800,000

Ilocos Norte 1st District Engineering Office	60,000,000	60,000,000
Ilocos Norte 2nd District Engineering Office	42,000,000	42,000,000
Ilocos Sur 1st District Engineering Office	8,500,000	8,500,000
Ilocos Sur 2nd District Engineering Office	17,000,000	17,000,000
La Union 1st District Engineering Office	98,700,000	98,700,000
La Union 2nd District Engineering Office	65,100,000	65,100,000
Pangasinan 1st District Engineering Office	457,000,000	457,000,000
Pangasinan 2nd District Engineering Office	103,000,000	103,000,000
Pangasinan 3rd District Engineering Office	172,500,000	172,500,000
Pangasinan 4th District Engineering Office	71,000,000	71,000,000
Cordillera Administrative Region (CAR)	469,000,000	469,000,000

Abra District Engineering Office	120,000,000	120,000,000
Apayao 2nd District Engineering Office	10,000,000	10,000,000
Baguio City District Engineering Office	58,500,000	58,500,000
Benguet 1st District Engineering Office	77,000,000	77,000,000
Benguet 2nd District Engineering Office	17,500,000	17,500,000

208	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Ifugao 2nd District Engineering Office	12,000,000	12,000,000
Ifugao District Engineering Office	50,500,000	50,500,000
Lower Kalinga District Engineering Office	68,000,000	68,000,000
Mountain Province First District Engineering Office	35,500,000	35,500,000
Mountain Province 2nd District Engineering Office	12,000,000	12,000,000
Upper kalinga District Engineering Office	8,000,000	8,000,000
Region II - Cagayan Valley	911,500,000	911,500,000

Batanes District Engineering Office	68,000,000	68,000,000
Cagayan 1st District Engineering Office	89,000,000	89,000,000
Cagayan 2nd District Engineering Office	131,000,000	131,000,000
Cagayan 3rd District Engineering Office	80,000,000	80,000,000
Isabela 1st District Engineering Office	141,000,000	141,000,000
Isabela 2nd District Engineering Office	189,500,000	189,500,000
Isabela 3rd District Engineering Office	170,500,000	170,500,000
Isabela 4th District Engineering Office	5,000,000	5,000,000
Nueva Vizcaya District Engineering Office	7,000,000	7,000,000
Nueva Vizcaya 2nd District Engineering Office	30,500,000	30,500,000
Region III - Central Luzon	2,077,100,000	2,077,100,000

Aurora District Engineering Office	621,500,000	621,500,000
Bataan 1st District Engineering Office	74,500,000	74,500,000
Bataan 2nd District Engineering Office	5,000,000	5,000,000
Bulacan 1st District Engineering Office	118,000,000	118,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	209
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bulacan 2nd District Engineering Office	211,300,000	211,300,000
Nueva Ecija 1st District Engineering Office	143,500,000	143,500,000
Nueva Ecija 2nd District Engineering Office	179,200,000	179,200,000
Pampanga 1st District Engineering Office	122,500,000	122,500,000
Pampanga 2nd District Engineering Office	313,500,000	313,500,000
Pampanga 3rd District Engineering Office	6,000,000	6,000,000
Tarlac 2nd District Engineering Office	29,000,000	29,000,000
Tarlac District Engineering Office	188,100,000	188,100,000
Zambales 1st District Engineering Office	50,000,000	50,000,000
Zambales 2nd District Engineering Office	15,000,000	15,000,000
Region IVA - CALABARZON	2,103,100,000	2,103,100,000

Regional Office IVA - Proper	188,000,000	188,000,000
Batangas 1st District Engineering Office	60,000,000	60,000,000
Batangas 2nd District Engineering Office	194,000,000	194,000,000
Batangas 3rd District Engineering Office	72,100,000	72,100,000
Batangas 4th District Engineering Office	294,000,000	294,000,000
Cavite 2nd District Engineering Office	35,000,000	35,000,000
Cavite District Engineering Office	322,000,000	322,000,000
Laguna 1st District Engineering Office	19,000,000	19,000,000
Laguna 2nd District Engineering Office	60,000,000	60,000,000
Laguna 3rd District Engineering Office	46,500,000	46,500,000

210	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Quezon 1st District Engineering Office	27,000,000	27,000,000
Quezon 2nd District Engineering Office	35,800,000	35,800,000
Quezon 3rd District Engineering Office	252,000,000	252,000,000
Quezon 4th District Engineering Office	74,500,000	74,500,000
Rizal 1st District Engineering Office	330,800,000	330,800,000
Rizal 2nd District Engineering Office	92,400,000	92,400,000
Region IVB - MINAROPA	432,200,000	432,200,000

Marinduque District Engineering Office	32,000,000	32,000,000
Mindoro Occidental District Engineering Office	108,000,000	108,000,000
Mindoro Oriental District Engineering Office	120,000,000	120,000,000
Palawan 1st District Engineering Office	50,000,000	50,000,000
Palawan 2nd District Engineering Office	22,000,000	22,000,000
Palawan 3rd District Engineering Office	50,200,000	50,200,000
Romblon District Engineering Office	14,000,000	14,000,000
Southern Mindoro District Engineering Office	36,000,000	36,000,000
Region V - Bicol	2,383,800,000	2,383,800,000

Albay 1st District Engineering Office	88,000,000	88,000,000
Albay 2nd District Engineering Office	287,000,000	287,000,000
Albay 3rd District Engineering Office	56,500,000	56,500,000
Camarines Norte District Engineering Office	216,000,000	216,000,000
Camarines Sur 1st District Engineering Office	176,000,000	176,000,000
Camarines Sur 2nd District Engineering Office	25,000,000	25,000,000
Camarines Sur 3rd District Engineering Office	57,000,000	57,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	211
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Camarines Sur 4th District Engineering Office	112,500,000	112,500,000
Camarines Sur 5th District Engineering Office	76,000,000	76,000,000
Catanduanes District Engineering Office	10,300,000	10,300,000
Masbate 1st District Engineering Office	144,000,000	144,000,000
Masbate 2nd District Engineering Office	150,000,000	150,000,000
Masbate 3rd District Engineering Office	220,000,000	220,000,000
Sorsogon 2nd District Engineering Office	309,500,000	309,500,000
Sorsogon District Engineering Office	456,000,000	456,000,000
Region VI - Western Visayas	1,050,200,000	1,050,200,000

Aklan District Engineering Office	63,000,000	63,000,000
Antique District Engineering Office	87,000,000	87,000,000
Bacolod City District Engineering Office	100,000,000	100,000,000
Capiz 1st District Engineering Office	46,000,000	46,000,000
Capiz 2nd District Engineering Office	119,200,000	119,200,000
Guimaras District Engineering Office	15,000,000	15,000,000
Iloilo 1st District Engineering Office	134,000,000	134,000,000
Iloilo 2nd District Engineering Office	20,500,000	20,500,000
Iloilo 3rd District Engineering Office	2,500,000	2,500,000
Iloilo 4th District Engineering Office	6,000,000	6,000,000
Iloilo City District Engineering Office	71,000,000	71,000,000
Negros Occidental 1st District Engineering Office	81,000,000	81,000,000
Negros Occidental 3rd District Engineering Office	227,000,000	227,000,000

212	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Negros Occidental 4th District Engineering Office	78,000,000	78,000,000
Region VII - Central Visayas	991,650,000	991,650,000

Bohol 1st District Engineering Office	69,000,000	69,000,000
Bohol 2nd District Engineering Office	37,150,000	37,150,000
Bohol 3rd District Engineering Office	152,000,000	152,000,000
Cebu 1st District Engineering Office	35,500,000	35,500,000
Cebu 2nd District Engineering Office	77,000,000	77,000,000
Cebu 3rd District Engineering Office	83,000,000	83,000,000
Cebu 4th District Engineering Office	208,500,000	208,500,000
Cebu 5th District Engineering Office	62,500,000	62,500,000
Cebu 6th District Engineering Office	30,000,000	30,000,000
Cebu City District Engineering Office	55,500,000	55,500,000
Negros Oriental 1st District Engineering Office	17,000,000	17,000,000
Negros Oriental 2nd District Engineering Office	70,500,000	70,500,000
Negros Oriental 3rd District Engineering Office	30,000,000	30,000,000
Siquijor District Engineering Office	64,000,000	64,000,000
Region VIII - Eastern Visayas	871,410,000	871,410,000

Biliran District Engineering Office	28,700,000	28,700,000
Eastern Samar District Engineering Office	16,500,000	16,500,000
Leyte 1st District Engineering Office	40,000,000	40,000,000
Leyte 2nd District Engineering Office	80,000,000	80,000,000
Leyte 3rd District Engineering Office	80,000,000	80,000,000
Leyte 4th District Engineering Office	89,500,000	89,500,000
Leyte 5th District Engineering Office	72,500,000	72,500,000
Northern Samar 1st District Engineering Office	38,000,000	38,000,000
Northern Samar 2nd District Engineering Office	168,800,000	168,800,000
Samar 1st District Engineering Office	71,910,000	71,910,000

APRIL 29, 2019	OFFICIAL GAZETTE	213
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Samar 2nd District Engineering Office	70,000,000	70,000,000
Southern Leyte District Engineering Office	63,000,000	63,000,000
Tacloban City District Engineering Office	52,500,000	52,500,000
Region IX - Zamboanga Peninsula	737,250,000	737,250,000

Regional Office IX - Proper	344,000,000	344,000,000
Isabela City District Engineering Office	75,000,000	75,000,000
Zamboanga City District Engineering Office	97,500,000	97,500,000
Zamboanga del Norte 1st District Engineering Office	25,250,000	25,250,000
Zamboanga del Norte 2nd District Engineering Office	46,000,000	46,000,000
Zamboanga del Norte 3rd District Engineering Office	20,000,000	20,000,000
Zamboanga del Sur 1st District Engineering Office	50,000,000	50,000,000
Zamboanga del Sur 2nd District Engineering Office	37,000,000	37,000,000
Zamboanga Sibugay 2nd District Engineering Office	42,500,000	42,500,000
Region X - Northern Mindanao	729,500,000	729,500,000

Regional Office X - Proper	24,000,000	24,000,000
Bukidnon 1st District Engineering Office	107,000,000	107,000,000
Bukidnon 2nd District Engineering Office	14,000,000	14,000,000
Bukidnon 3rd District Engineering Office	24,500,000	24,500,000
Cagayan de Oro City 1st District Engineering Office	37,000,000	37,000,000
Cagayan de Oro City 2nd District Engineering Office	27,000,000	27,000,000
Caniguin District Engineering Office	78,000,000	78,000,000
Lanao del Norte 1st District Engineering Office	69,000,000	69,000,000

214	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Lanao del Norte 2nd District Engineering Office	116,000,000	116,000,000
Misamis Occidental District Engineering Office	65,000,000	65,000,000
Misamis Occidental 2nd District Engineering Office	51,000,000	51,000,000
Misamis Oriental 1st District Engineering Office	98,000,000	98,000,000
Misamis Oriental 2nd District Engineering Office	19,000,000	19,000,000
Region XI - Davao	497,465,000	497,465,000

Davao City 2nd District Engineering Office	44,000,000	44,000,000
Davao City District Engineering Office	193,965,000	193,965,000
Davao del Norte District Engineering Office	85,000,000	85,000,000
Davao del Sur District Engineering Office	10,500,000	10,500,000
Davao Occidental District Engineering Office	33,000,000	33,000,000
Davao Oriental 1st District Engineering Office	131,000,000	131,000,000
Region XII - SOCCSKSARGEN	512,000,000	512,000,000

Cotabato City District Engineering Office	166,000,000	166,000,000
Cotabato 1st District Engineering Office	59,000,000	59,000,000
Cotabato 2nd District Engineering Office	75,000,000	75,000,000
Sarangani District Engineering Office	30,000,000	30,000,000
South Cotabato 2nd District Engineering Office	128,500,000	128,500,000
Sultan kudarat 1st District Engineering Office	50,000,000	50,000,000
Sultan Kudarat 2nd District Engineering Office	3,500,000	3,500,000
Region XIII - CARAGA	237,500,000	237,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	215
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Agusan del Norte District Engineering Office	62,500,000	62,500,000
Agusan del Sur 1st District Engineering Office	27,000,000	27,000,000
Agusan del Sur 2nd District Engineering Office	2,000,000	2,000,000
Butuan City District Engineering Office	44,000,000	44,000,000
Dinagat Islands District Engineering Office	25,500,000	25,500,000
Surigao del Norte 2nd District Engineering Office	16,500,000	16,500,000
Surigao del Sur 1st District Engineering Office	10,000,000	10,000,000
Surigao del Sur 2nd District Engineering Office	50,000,000	50,000,000
Local Roads and Bridges - LOCAL BRIDGES - Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	5,782,645,000	5,782,645,000

Project(s)
Locally-Funded Project(s)	5,782,645,000	5,782,645,000

Construction/Rehabilitation of Local Bridges	5,782,645,000	5,782,645,000

National Capital Region (NCR)	3,322,000,000	3,322,000,000

Central Office	3,216,000,000	3,216,000,000
Las Piñas-Muntinlupa District Engineering Office	70,000,000	70,000,000
Metro Manila 2nd District Engineering Office	10,000,000	10,000,000
Metro Manila 3rd District Engineering Office	5,000,000	5,000,000
North Manila District Engineering Office	20,000,000	20,000,000
South Manila District Engineering Office	1,000,000	1,000,000
Region I - Ilocos	174,500,000	174,500,000

Ilocos Sur 1st District Engineering Office	22,000,000	22,000,000
Ilocos Sur 2nd District Engineering Office	40,000,000	40,000,000

216	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Pangasinan 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 3rd District Engineering Office	42,500,000	42,500,000
Pangasinan 4th District Engineering Office	20,000,000	20,000,000
Cordillera Administrative Region (CAR)	85,000,000	85,000,000

Abra District Engineering Office	45,000,000	45,000,000
Lower Kalinga District Engineering Office	10,000,000	10,000,000
Upper Kalinga District Engineering Office	30,000,000	30,000,000
Region II - Cagayan Valley	10,000,000	10,000,000

Isabela 2nd District Engineering Office	10,000,000	10,000,000
Region Ill - Central Luzon	695,395,000	695,395,000

Bulacan 2nd District Engineering Office	91,395,000	91,395,000
Pampanga 1st District Engineering Office	165,000,000	165,000,000
Pampanga 2nd District Engineering Office	329,500,000	329,500,000
Pampanga 3rd District Engineering Office	109,500,000	109,500,000
Region IVA - CALABARZOM	787,500,000	787,500,000

Regional Office IVA - Proper	117,000,000	117,000,000
Batangas 1st District Engineering Office	40,000,000	40,000,000
Batangas 2nd District Engineering Office	60,000,000	60,000,000
Batangas 4th District Engineering Office	242,000,000	242,000,000
Laguna 3rd District Engineering Office	36,000,000	36,000,000
Quezon 3rd District Engineering Office	40,000,000	40,000,000
Quezon 4th District Engineering Office	217,500,000	217,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	217
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Rizal 1st District Engineering Office	35,000,000	35,000,000
Region IVB - MIMAROPA	144,000,000	144,000,000

Palawan 1st District Engineering Office	144,000,000	144,000,000
Region V - Bicol	151,500,000	151,500,500

Albay 1st District Engineering Office	21,500,000	21,500,000
Camarines 4th District Engineering Office	110,000,000	110,000,000
Catanduanes District Engineering Office	20,000,000	20,000,000
Region VI - Western Visayas	100,000,000	100,000,000

Megros Occidental 1st District Engineering Office	50,000,000	50,000,000
Megros Occidental 3rd District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	31,000,000	31,000,000

Bohol 3rd District Engineering Office	31,000,000	31,000,000
Region XI - Davao	211,750,000	211,750,000

Davao City 2nd District Engineering Office	30,000,000	30,000,000
Davao del Norte District Engineering Office	176,750,000	176,750,000
Davao Oriental 1st District Engineering Office	5,000,000	5,000,000
Region XII - SOCCSKSARGEN	70,000,000	70,000,000

Cotabato 1st District Engineering Office	20,000,000	20,000,000
South Cotabato District Engineering Office	50,000,000	50,000,000
Local Roads and Bridges - LOCAL BRIDGES - Local Infrastructure Program	1,972,290,000	1,972,290,000

Project(s)
Locally-Funded Project(s)	1,972,290,000	1,972,290,000

Construction/Rehabilitation of Local Bridges	1,972,290,000	1,972,290,000

218	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	910,000,000	910,000,000

Central Office	754,000,000	754,000,000
Metro Manila 2nd District Engineering Office	17,000,000	17,000,000
Metro Manila 3rd District Engineering Office	3,000,000	3,000,000
Quezon City 1st District Engineering Office	120,000,000	120,000,000
Quezon City 2nd District Engineering Office	16,000,000	16,000,000
Region I - Ilocos	94,000,000	94,000,000

Ilocos Norte 1st District Engineering Office	25,600,000	25,600,000
Ilocos Sur 1st District Engineering Office	15,200,000	15,200,000
La Union 1st District Engineering Office	5,000,000	5,000,000
La Union 2nd District Engineering Office	5,700,000	5,700,000
Pangasinan 1st District Engineering Office	10,000,000	10,000,000
Pangasinan 2nd District Engineering Office	4,000,000	4,000,000
Pangasinan 3rd District Engineering Office	28,500,000	28,500,000
Cordillera Administrative Region (CAR)	100,000,000	100,000,000

Abra District Engineering Office	75,000,000	75,000,000
Apayao 2nd District Engineering Office	7,000,000	7,000,000
Baguio City District Engineering Office	1,000,000	1,000,000
Benguet 1st District Engineering Office	3,500,000	3,500,000
Lower Kalinga District Engineering Office	7,000,000	7,000,000
Mountain Province First District Engineering Office	2,000,000	2,000,000
Upper Kalinga District Engineering Office	4,500,000	4,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	219
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region II - Cagayan Valley	76,800,000	76,800,000

Batanes District Engineering Office	1,000,000	1,000,000
Cagayan 1st District Engineering Office	9,000,000	9,000,000
Cagayan 2nd District Engineering Office	34,500,000	34,500,000
Isabela 2nd District Engineering Office	6,000,000	6,000,000
Nueva Vizcaya District Engineering Office	1,000,000	1,000,000
Quirino District Engineering Office	25,300,000	25,300,000
Region III - Central Luzon	26,200,000	26,200,000

Bulacan 1st District Engineering Office	7,000,000	7,000,000
Bulacan 2nd District Engineering Office	4,000,000	4,000,000
Nueva Ecija 1st District Engineering Office	2,000,000	2,000,000
Nueva Ecija 2nd District Engineering Office	5,000,000	5,000,000
Pampanga 1st District Engineering Office	2,000,000	2,000,000
Zambales 1st District Engineering Office	6,200,000	6,200,000
Region IVA - CALABARZON	342,040,000	342,040,000

Regional Office IV-A	43,000,000	43,000,000
Batangas 2nd District Engineering Office	30,000,000	30,000,000
Batangas 4th District Engineering Office	70,000,000	70,000,000
Cavite District Engineering Office	23,000,000	23,000,000
Cavite 2nd District Engineering Office	40,000,000	40,000,000
Laguna 3rd District Engineering Office	48,000,000	48,000,000
Quezon 4th District Engineering Office	6,500,000	6,500,000

220	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Rizal 1st District Engineering Office	71,000,000	71,000,000
Rizal 2nd District Engineering Office	10,540,000	10,540,000
Region IVB - MIMAROPA	25,000,000	25,000,000

Marinduque District Engineering Office	500,000	500,000
Mindoro Occidental District Engineering Office	5,000,000	5,000,000
Palawan 2nd District Engineering Office	8,000,000	8,000,000
Southern Mindoro District Engineering Office	11,500,000	11,500,000
Region V - Bicol	66,500,000	66,500,000

Albay 1st District Engineering Office	24,500,000	24,500,000
Albay 3rd District Engineering Office	3,000,000	3,000,000
Camarines Sur 1st District Engineering Office	9,000,000	9,000,000
Camarines Sur 4th District Engineering Office	6,000,000	6,000,000
Catanduanes District Engineering Office	16,000,000	16,000,000
Sorsogon District Engineering Office	8,000,000	8,000,000
Region VI - Western Visayas	77,400,000	77,400,000

Aklan District Engineering Office	3,000,000	3,000,000
Antique District Engineering Office	8,000,000	8,000,000
Bacolod City District Engineering Office	1,000,000	1,000,000
Capiz 1st District Engineering Office	24,000,000	24,000,000
Iloilo 1st District Engineering Office	5,000,000	5,000,000
Iloilo 2nd District Engineering Office	2,500,000	2,500,000
Negros Occidental 1st District Engineering Office	33,900,000	33,900,000
Region VII - Central Visayas	36,500,000	36,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	221
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bohol 3rd District Engineering Office	8,000,000	8,000,000
Cebu 6th District Engineering Office	23,000,000	23,000,000
Negros Oriental 3rd District Engineering Office	3,500,000	3,500,000
Siquijor District Engineering Office	2,000,000	2,000,000
Region VIII - Eastern Visayas	96,000,000	96,000,000

Biliran District Engineering Office	2,000,000	2,000,000
Leyte 2nd District Engineering Office	51,000,000	51,000,000
Leyte 3rd District Engineering Office	29,000,000	29,000,000
Leyte 4th District Engineering Office	6,500,000	6,500,000
Northern Samar 1st District Engineering Office	6,000,000	6,000,000
Tacloban City District Engineering Office	1,500,000	1,500,000
Region IX - Zamboanga Peninsula	56,250,000	56,250,000

Regional Office IX - Proper	40,000,000	40,000,000
Zamboanga City District Engineering Office	7,000,000	7,000,000
Zamboanga del Norte 1st District Engineering Office	9,250,000	9,250,000
Region X - Northern Mindanao	23,000,000	23,000,000

Bukidnon 2nd District Engineering Office	1,000,000	1,000,000
Cagayan de Oro 2nd District Engineering Office	20,000,000	20,000,000
Misamis Occidental 2nd District Engineering Office	2,000,000	2,000,000
Region XI - Davao	36,000,000	36,000,000

Compostela Valley District Engineering Office	5,000,000	5,000,000
Davao City District Engineering Office	9,000,000	9,000,000

222	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Davao Occidental District Engineering Office	1,000,000	1,000,000
Davao Oriental 1st District Engineering Office	21,000,000	21,000,000
Region XII - SOCCSKSARGEN	5,100,000	5,100,000

Sarangani District Engineering Office	2,000,000	2,000,000
South Cotabato District Engineering Office	1,100,000	1,100,000
Sultan Kudarat 2nd District Engineering Office	2,000,000	2,000,000
Region XIII - CARAGA	1,500,000	1,500,000

Surigao del Sur 1st District Engineering Office	1,500,000	1,500,000
Water Management Facilities- WATER SUPPLY - Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	1,548,738,000	1,548,738,000

Project(s)
Locally-Funded Project(s)
Construction/Rehabilitation of Water Supply Systems	1,548,738,000	1,548,738,000

National Capital Region (NCR)	376,000,000	376,000,000

Central Office	376,000,000	376,000,000
Cordillera Administrative Region (CAR)	30,000,000	30,000,000

Baguio City District Engineering Office	30,000,000	30,000,000
Region II - Cagayan Valley	122,000,000	122,000,000

Batanes District Engineering Office	20,000,000	20,000,000
Cagayan 3rd District Engineering Office	50,000,000	50,000,000
Isabela 1st District Engineering Office	5,000,000	5,000,000
Nueva Vizcaya District Engineering Office	47,000,000	47,000,000
Region III - Central Luzon	7,500,000	7,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	223
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Bulacan 2nd District Engineering Office	7,500,000	7,500,000
Region IVA - CALABARZON	194,500,000	194,500,000

Regional Office VIA - Proper	1,500,000	1,500,000
Batangas 3rd District Engineering Office	5,000,000	5,000,000
Batangas 4th District Engineering Office	122,000,000	122,000,000
Quezon 1st District Engineering Office	3,000,000	3,000,000
Quezon 3rd District Engineering Office	5,000,000	5,000,000
Quezon 4th District Engineering Office	58,000,000	58,000,000
Region IVB - MIMAROPA	5,000,000	5,000,000

Mindoro Occidental District Engineering Office	5,000,000	5,000,000
Region V - Bicol	31,500,000	31,500,000

Camarines Sur 4th District Engineering Office	1,500,000	1,500,000
Catanduanes District Engineering Office	30,000,000	30,000,000
Region VI - Western Visayas	111,000,000	111,000,000

Aklan District Engineering Office	88,000,000	88,000,000
Antique District Engineering Office	8,000,000	8,000,000
Iloilo 1st District Engineering Office	15,000,000	15,000,000
Region VII - Central Visayas	190,888,000	190,888,000

Bohol 2nd District Engineering Office	5,000,000	5,000,000
Bohol 3rd District Engineering Office	58,888,000	58,888,000
Cebu 2nd District Engineering Office	44,000,000	44,000,000
Cebu 4th District Engineering Office	83,000,000	83,000,000
Region VIII - Eastern Visayas	133,000,000	133,000,000

Leyte 4th District Engineering Office	49,000,000	49,000,000
Leyte 5th District Engineering Office	20,000,000	20,000,000

224	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Northern Samar 1st District Engineering Office	44,000,000	44,000,000
Samar 1st District Engineering Officeee	20,000,000	20,000,000
Region IX - Zamboanga Peninsula	35,000,000	35,000,000

Zamboanga del Sur 1st District Engineering Office	35,000,000	35,000,000
Region X - Northern Mindanao	170,000,000	170,000,000

Bukidnon 3rd District Engineering Office	45,000,000	45,000,000
Misamis Occidental 1st District Engineering Office	5,000,000	5,000,000
Misamis Occidental 2nd District Engineering Office	100,000,000	100,000,000
Misamis Oriental 1st District Engineering Office	20,000,000	20,000,000
Region XI - Davao	142,350,000	142,350,000

Compostela Valley District Engineering Office	41,000,000	41,000,000
Davao del Norte District Engineering Office	98,250,000	98,250,000
Davao Oriental 2nd District Engineering Office	3,100,000	3,100,000
Water Management Facilities- WATER SUPPLY - Local Infrastructure Program	838,485,000	838,485,000

Project(s)
Locally-Funded Project(s)	838,485,000	838,485,000

Construction/Rehabilitation of Water Supply Systems	838,485,000	838,485,000

National Capital Region (NCR)	6,000,000	6,000,000

Central Office	6,000,000	6,000,000
Region I - Ilocos	40,300,000	40,300,000

Ilocos Norte 1st District Engineering Office	2,800,000	2,800,000
Ilocos Sur 1st District Engineering Office	35,500,000	35,500,000
Pangasinan 3rd District Engineering Office	2,000,000	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	225
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Cordillera Administrative Region (CAR)	30,500,000	30,500,000

Abra District Engineering Office	15,500,000	15,500,000
Lower Kalinga District Engineering Office	10,000,000	10,000,000
Mountain Province First District Engineering Office	2,000,000	2,000,000
Upper Kalinga District Engineering Office	3,000,000	3,000,000
Region II - Cagayan Valley	12,000,000	12,000,000

Batanes District Engineering Office	10,000,000	10,000,000
Quirino District Engineering Office	2,000,000	2,000,000
Region III - Central Luzon	8,000,000	8,000,000

Bataan 1st District Engineering Office	8,000,000	8,000,000
Region IVA - CALABARZON	99,000,000	99,000,000

Regional Office IV-A	1,500,000	1,500,000
Batangas 1st District Engineering Office	6,000,000	6,000,000
Batangas 2nd District Engineering Office	29,000,000	29,000,000
Batangas 3rd District Engineering Office	22,500,000	22,500,000
Batangas 4th District Engineering Office	23,500,000	23,500,000
Cavite 1st District Engineering Office	1,500,000	1,500,000
Quezon 1st District Engineering Office	2,000,000	2,000,000
Quezon 2nd District Engineering Office	10,700,000	10,700,000
Quezon 4th District Engineering Office	2,300,000	2,300,000
Region IVB - MIMAROPA	21,700,000	21,700,000

Marinduque District Engineering Office	2,000,000	2,000,000
Mindoro Occidental District Engineering Office	12,000,000	12,000,000

226	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Palawan 3rd District Engineering Office	7,700,000	7,700,000
Region V - Bicol	66,000,000	66,000,000

Albay 1st District Engineering Office	30,000,000	30,000,000
Camarines Norte District Engineering Office	6,000,000	6,000,000
Camarines Sur 1st District Engineering Office	5,000,000	5,000,000
Camarines Sur 4th District Engineering Office	4,500,000	4,500,000
Catanduanes District Engineering Office	7,000,000	7,000,000
Sorsogon 2nd District Engineering Office	13,500,000	13,500,000
Region VI - Western Visayas	48,700,000	48,700,000

Antique District Engineering Office	8,000,000	8,000,000
Bacolod City District Engineering Office	10,500,000	10,500,000
Capiz 2nd District Engineering Office	4,000,000	4,000,000
Iloilo 1st District Engineering Office	2,000,000	2,000,000
Iloilo 3rd District Engineering Office	1,500,000	1,500,000
Negros Occidental 1st District Engineering Office	16,200,000	16,200,000
Negros Occidental 2nd District Engineering Office	4,000,000	4,000,000
Negros Occidental 4th District Engineering Office	2,500,000	2,500,000
Region VII - Central Visayas	76,650,000	76,650,000

Bohol 1st District Engineering Office	20,000,000	20,000,000
Bohol 2nd District Engineering Office	2,350,000	2,350,000
Bohol 3rd District Engineering Office	11,000,000	11,000,000
Cebu 4th District Engineering Office	1,000,000	1,000,000
Cebu City District Engineering Office	5,500,000	5,500,000
Negros Oriental 1st District Engineering Office	18,000,000	18,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	227
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Oriental 3rd District Engineering Office	6,000,000	6,000,000
Siquijor District Engineering Office	12,800,000	12,800,000
Region VIII - Eastern Visayas	21,000,000	21,000,000

Leyte 5th District Engineering Office	7,000,000	7,000,000
Northern Samar 1st District Engineering Office	4,000,000	4,000,000
Samar 1st District Engineering Office	10,000,000	10,000,000
Region IX - Zamboanga Peninsula	41,250,000	41,250,000

Isabela City District Engineering Office	20,000,000	20,000,000
Zamboanga City District Engineering Office	12,500,000	12,500,000
Zamboanga del Norte 1st District Engineering Office	4,750,000	4,750,000
Zamboanga del Norte 2nd District Engineering Office	4,000,000	4,000,000
Region X - Northern Mindanao	115,800,000	115,800,000

Bukidnon 1st District Engineering Office	22,000,000	22,000,000
Bukidnon 2nd District Engineering Office	40,000,000	40,000,000
Bukidnon 3rd District Engineering Office	33,800,000	33,800,000
Camiguin District Engineering Office	20,000,000	20,000,000
Region XI - Davao	97,985,000	97,985,000

Compostela Valley District Engineering Office	4,000,000	4,000,000
Davao City 2nd District Engineering Office	18,500,000	18,500,000
Davao City District Engineering Office	9,500,000	9,500,000
Davao del Norte District Engineering Office	13,000,000	13,000,000
Davao del Sur District Engineering Office	15,500,000	15,500,000

228	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Davao Occidental District Engineering Office	12,500,000	12,500,000
Davao Oriental 1st District Engineering Office	7,000,000	7,000,000
Davao Oriental 2nd District Engineering Office	17,985,000	17,985,000
Region XII - SOCCSKSARGEN	73,l00,000	73,100,000

Cotabato 1st District Engineering Office	28,100,000	28,100,000
Cotabato 2nd District Engineering Office	24,000,000	24,000,000
Cotabato City District Engineering Office	2,000,000	2,000,000
Sarangani District Engineering Office	15,500,000	15,500,000
South Cotabato 2nd District Engineering Office	3,500,000	3,500,000
Region XIII - CARAGA	80,500,000	80,500,000

Agusan del Norte District Engineering Office	10,000,000	10,000,000
Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	1,000,000	1,000,000
Butuan City District Engineering Office	4,000,000	4,000,000
Dinagat Islands District Engineering Office	7,500,000	7,500,000
Surigao del Norte 1st District Engineering Office	5,000,000	5,000,000
Surigao del Norte 2nd District Engineering Office	3,000,000	3,000,000
CONVERGENCE AND SPECIAL SUPPORT PROGRAM	30,311,352,000	30,311,352,000

Rehabilitation of Disaster-Related Infrastructure and Other Facilities	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
Pasig River Ferry Convergence Program	600,000,000	600,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	229
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

National Capital Region (NCR)	600,000,000	600,000,000

Central Office	600,000,000	600,000,000
Construction/ Improvement of Access Roads leading to Airports	1,590,310,000	1,590,310,000

Construction/ Improvement of Access Roads leading to Airports	1,590,310,000	1,590,310,000

National Capital Region (NCR)	1,043,000,000	1,043,000,000

Central Office	1,043,000,000	1,043,000,000
Region II - Cagayan Valley	25,910,000	25,910,000

Batanes District Engineering Office	10,000,000	10,000,000
Cagayan 1st District Engineering Office	10,000,000	10,000,000
Cagayan 2nd District Engineering Office	5,910,000	5,910,000
Region V - Bicol	140,000,000	140,000,000

Albay 2nd District Engineering Office	140,000,000	140,000,000
Region VI - Western Visayas	70,000,000	70,000,000

Antique District Engineering Office	20,000,000	20,000,000
Negros Occidental 3rd District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	116,400,000	116,400,000

Bohol 1st District Engineering Office	100,000,000	100,000,000
Siquijor District Engineering Office	16,400,000	16,400,000
Region VIII - Eastern Visayas	20,000,000	20,000,000

Eastern Samar District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	125,000,000	125,000,000

Cagayan de Oro City 1st District Engineering Office	45,000,000	45,000,000
Misamis Oriental 2nd District Engineering Office	80,000,000	80,000,000
Region XII - SOCCSKSARGEN	50,000,000	50,000,000

Cotabato 1st District Engineering Office	50,000,000	50,000,000

230	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction/ Improvement of Access Roads Leading to Seaports	2,246,568,000	2,246,568,000

Construction/ Improvement of Access Roads Leading to Seaports	2,246,568,000	2,246,568,000

National Capital Region (NCR)	1,190,000,000	1,190,000,000

Central Office	1,190,000,000	1,190,000,000
Region I - Ilocos	55,000,000	55,000,000

Ilocos Norte 2nd District Engineering Office	50,000,000	50,000,000
Pangasinan 1st District Engineering Office	5,000,000	5,000,000
Region II - Cagayan Valley	49,500,000	49,500,000

Batanes District Engineering Office	44,500,000	44,500,000
Cagayan 2nd District Engineering Office	5,000,000	5,000,000
Region IVA - CALABARZON	1,530,000	1,530,000

Quezon 4th District Engineering Office	1,530,000	1,530,000
Region IVB - MIMAROPA	35,000,000	35,000,000

Mindoro Occidental District Engineering Office	15,000,000	15,000,000
Palawan 2nd District Engineering Office	20,000,000	20,000,000
Region V - Bicol	195,800,000	195,800,000

Albay 1st District Engineering Office	75,600,000	75,600,000
Camarines Sur 4th District Engineering Office	70,200,000	70,200,000
Catanduanes District Engineering Office	50,000,000	50,000,000
Region VI - Western Visayas	205,836,000	205,836,000

Antique District Engineering Office	24,000,000	24,000,000
Capiz 1st District Engineering Office	40,000,000	40,000,000
Iloilo 2nd District Engineering Office	50,000,000	50,000,000
Iloilo 3rd District Engineering Office	76,000,000	76,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	231
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Negros Occidental 2nd District Engineering Office	15,836,000	15,836,000
Region VII - Central Visayas	190,000,000	190,000,000

Bohol 1st District Engineering Office	45,000,000	45,000,000
Bohol 2nd District Engineering Office	70,000,000	70,000,000
Cebu 1st District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	25,000,000	25,000,000
Negros Oriental 2nd District Engineering Office	20,000,000	20,000,000
Region VIII - Eastern Visayas	22,300,000	22,300,000

Biliran District Engineering Office	13,000,000	13,000,000
Leyte 4th District Engineering Office	9,300,000	9,300,000
Region IX - Zamboanga Peninsula	75,000,000	75,000,000

Zamboanga City District Engineering Office	15,000,000	15,000,000
Zamboanga del Sur 2nd District Engineering Office	35,000,000	35,000,000
Zamboanga Sibugay 1st District Engineering Office	25,000,000	25,000,000
Region X - Northern Mindanao	46,000,000	46,000,000

Cagayan de Oro City 2nd District Engineering Office	20,000,000	20,000,000
Misamis Occidental District Engineering Office	16,000,000	16,000,000
Misamis Oriental 1st District Engineering Office	10,000,000	10,000,000
Region XI - Davao	15,000,000	15,000,000

Davao del Norte District Engineering Office	15,000,000	15,000,000
Region XIII - CARAGA	165,602,000	165,602,000

Butuan City District Engineering Office	20,000,000	20,000,000
Dinagat Islands District Engineering Office	20,602,000	20,602,000
Surigao del Norte 1st District Engineering Office	47,000,000	47,000,000

232	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Surigao del Norte 2nd District Engineering Office	68,000,000	68,000,000
Surigao del Sur 2nd District Engineering Office	10,000,000	10,000,000
Construction/Improvement of Access Roads leading to Declared Tourism Destinations	16,931,698,000	16,931,698,000

Construction/Improvement of Access Roads leading to Declared Tourism Destinations	16,931,698,000	16,931,698,000

National Capital Region (NCR)	7,113,035,000	7,113,035,000

Central Office	7,113,035,000	7,113,035,000
Region I - Ilocos	531,000,000	531,000,000

Ilocos Norte 2nd District Engineering Office	170,000,000	170,000,000
Ilocos Sur 1st District Engineering Office	15,000,000	15,000,000
Ilocos Sur 2nd District Engineering Office	56,000,000	56,000,000
La Union 1st District Engineering Office	35,000,000	35,000,000
La Union 2nd District Engineering Office	15,000,000	15,000,000
Pangasinan 1st District Engineering Office	60,000,000	60,000,000
Pangasinan 2nd District Engineering Office	85,000,000	85,000,000
Pangasinan 3rd District Engineering Office	70,000,000	70,000,000
Pangasinan 4th District Engineering Office	25,000,000	25,000,000
Cordillera Administrative Region (CAR)	350,000,000	350,000,000

Abra District Engineering Office	45,000,000	45,000,000
Apayao 1st District Engineering Office	56,000,000	56,000,000
Apayao 2nd District Engineering Office	74,000,000	74,000,000
Benguet 1st District Engineering Office	65,000,000	65,000,000
Benguet 2nd District Engineering Office	60,000,000	60,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	233
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lower Kalinga District Engineering Office	10,000,000	10,000,000
Upper Kalinga District Engineering Office	40,000,000	40,000,000
Region II - Cagayan Valley	559,644,000	559,644,000

Batanes District Engineering Office	20,000,000	20,000,000
Cagayan 1st District Engineering Office	40,000,000	40,000,000
Cagayan 2nd District Engineering Office	253,270,000	253,270,000
Cagayan 3rd District Engineering Office	20,000,000	20,000,000
Isabela 4th District Engineering Office	40,000,000	40,000,000
Nueva Vizcaya 2nd District Engineering Office	20,000,000	20,000,000
Nueva Vizcaya District Engineering Office	31,374,000	31,374,000
Quirino District Engineering Office	135,000,000	135,000,000
Region III - Central Luzon	665,525,000	665,525,000

Aurora District Engineering Office	30,000,000	30,000,000
Bataan 1st District Engineering Office	110,000,000	110,000,000
Bataan 2nd District Engineering Office	40,000,000	40,000,000
Bulacan 1st District Engineering Office	35,000,000	35,000,000
Bulacan 2nd District Engineering Office	40,000,000	40,000,000
Nueva Ecija 1st District Engineering Office	20,000,000	20,000,000
Nueva Ecija 2nd District Engineering Office	35,525,000	35,525,000
Pampanga 3rd District Engineering Office	10,000,000	10,000,000
Tarlac 2nd District Engineering Office	50,000,000	50,000,000
Tarlac District Engineering Office	75,000,000	75,000,000

234	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Zambales 1st District Engineering Office	220,000,000	220,000,000
Region IVA - CALABARZON	359,000,000	359,000,000

Batangas 3rd District Engineering Office	140,000,000	140,000,000
Quezon 1st District Engineering Office	20,000,000	20,000,000
Quezon 4th District Engineering Office	149,000,000	1,49,000,000
Rizal 2nd District Engineering Office	50,000,000	50,000,000
Region IVB - MIMAROPA	420,791,000	420,791,000

Mindoro Occidental District Engineering Office	80,471,000	80,471,00
Palawan 1st District Engineering Office	37,000,000	37,000,000
Palawan 2nd District Engineering Office	234,000,000	234,000,000
Romblon District Engineering Office	69,320,000	69,320,000
Region V - Bicol	515,000,000	515,000,000

Albay 1st District Engineering Office	30,000,000	30,000,000
Albay 2nd District Engineering Office	125,000,000	125,000,000
Camarines Norte District Engineering Office	70,000,000	70,000,000
Camarines Sur 4th District Engineering Office	15,000,000	15,000,000
Catanduanes District Engineering Office	80,000,000	80,000,000
Masbate 1st District Engineering Office	30,000,000	30,000,000
Masbate 2nd District Engineering Office	50,000,000	50,000,000
Masbate 3rd District Engineering Office	50,000,000	50,000,000
Sorsogon 2nd District Engineering Office	35,000,000	35,000,000
Sorsogon District Engineering Office	30,000,000	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	235
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region VI - Western Visayas	1,107,400,000	1,107,400,000

Antique District Engineering Office	57,000,000	57,000,000
Capiz 2nd District Engineering Office	105,000,000	105,000,000
Guimaras District Engineering Office	210,000,000	210,000,000
Iloilo 1st District Engineering Office	110,000,000	110,000,000
Iloilo 2nd District Engineering Office	18,000,000	18,000,000
Iloilo 3rd District Engineering Office	60,000,000	60,000,000
Iloilo 4th District Engineering Office	50,000,000	50,000,000
Iloilo City District Engineering Office	97,400,000	97,400,000
Negros Occidental 1st District Engineering Office	180,000,000	180,000,000
Negros Occidental 2nd District Engineering Office	50,000,000	50,000,000
Negros Occidental 3rd District Engineering Office	120,000,000	120,000,000
Negros Occidental 4th District Engineering Office	50,000,000	50,000,000
Region VII - Central Visayas	1,502,957,000	1,502,957,000

Bohol 1st District Engineering Office	130,500,000	130,500,000
Bohol 2nd District Engineering Office	154,422,000	154,422,000
Bohol 3rd District Engineering Office	147,900,000	147,900,000
Cebu 1st District Engineering Office	40,391,000	40,391,000
Cebu 2nd District Engineering Office	15,000,000	15,000,000
Cebu 4th District Engineering Office	366,500,000	366,500,000
Cebu 5th District Engineering Office	30,000,000	30,000,000
Cebu 6th District Engineering Office	42,484,000	42,484,000
Cebu City District Engineering Office	100,160,000	100,160,000
Negros Oriental 1st District Engineering Office	35,000,000	35,000,000
Negros Oriental 2nd District Engineering Office	135,000,000	135,000,000

236	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Negros Oriental 3rd District Engineering Office	125,000,000	125,000,000
Siquijor District Engineering Office	180,600,000	180,600,000
Region VIII - Eastern Visayas	499,000,000	499,000,000

Biliran District Engineering Office	70,000,000	70,000,000
Eastern Samar District Engineering Office	169,000,000	169,000,000
Leyte 1st District Engineering Office	34,000,000	34,000,000
Leyte 2nd District Engineering Office	26,000,000	26,000,000
Leyte 3rd District Engineering Office	30,000,000	30,000,000
Leyte 5th District Engineering Office	75,000,000	75,000,000
Northern Samar 2nd District Engineering Office	40,000,000	40,000,000
Samar 2nd District Engineering Office	55,000,000	55,000,000
Region IX - Zamboanga Peninsula	140,000,000	140,000,000

Zamboanga del Sur 1st District Engineering Office	80,000,000	80,000,000
Zamboanga del Sur 2nd District Engineering Office	40,000,000	40,000,000
Zamboanga Sibugay 2nd District Engineering Office	20,000,000	20,000,000
Region X - Northern Mindanao	446,699,000	446,699,000

Bukidnon 1st District Engineering Office	55,000,000	55,000,000
Bukidnon 3rd District Engineering Office	80,000,000	80,000,000
Cagayan de Oro City 1st District Engineering Office	15,000,000	15,000,000
Cagayan de Oro City 2nd District Engineering Office	10,000,000	10,000,000
Camiguin District Engineering Office	30,000,000	30,000,000
Lanao del Norte 1st District Engineering Office	52,000,000	52,000,000
Lanao del Norte 2nd District Engineering Office	30,000,000	30,000,000
Misamis Occidental District Engineering Office	100,000,000	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	237
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Oriental 1st District Engineering Office	74,699,000	74,699,000
Region XI - Davao	1,367,502,000	1,367,502,000

Compostela Valley District Engineering Office	110,200,000	110,200,000
Davao City 2nd District Engineering Office	90,540,000	90,540,000
Davao City District Engineering Office	165,670,000	165,670,000
Davao del Norte District Engineering Office	422,544,000	422,544,000
Davao del Sur District Engineering Office	135,000,000	135,000,000
Davao Occidental District Engineering Office	141,000,000	141,000,000
Davao Oriental 1st District Engineering Office	196,000,000	196,000,000
Davao Oriental 2nd District Engineering Office	106,548,000	106,548,000
Region XII - SOCCSKSARGEN	544,145,000	544,145,000

Cotabato 1st District Engineering Office	110,710,000	110,710,000
Cotabato 2nd District Engineering Office	121,580,000	121,580,000
Sarangani District Engineering Office	88,765,000	88,765,000
South Cotabato 2nd District Engineering Office	69,000,000	69,000,000
South Cotabato District Engineering Office	120,590,000	120,590,000
Sultan Kudarat 1st District Engineering Office	20,000,000	20,000,000
Sultan Kudarat 2nd District Engineering Office	13,500,000	13,500,000
Region XIII - CARAGA	810,000,000	810,000,000

Agusan del Norte District Engineering Office	60,000,000	60,000,000
Agusan del Sur 1st District Engineering Office	54,000,000	54,000,000

238	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Agusan del Sur 2nd District Engineering Office	155,000,000	155,000,000
Butuan City District Engineering Office	50,000,000	50,000,000
Dinagat Islands District Engineering Office	100,000,000	100,000,000
Surigao del Norte 2nd District Engineering Office	105,000,000	105,000,000
Surigao del Sur 1st District Engineering Office	112,000,000	112,000,000
Surigao del Sur 2nd District Engineering Office	174,000,000	174,000,000
Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones	5,817,226,000	5,817,226,000

Construction/Improvement of Access Roads leading to Trades, Industries and Economic Zones	5,817,226,000	5,817,226,000

National Capital Region (NCR)	1,011,782,000	1,011,782,000

Central Office	1,011,782,000	1,011,782,000
Region I - Ilocos	117,000,000	117,000,000

Ilocos Norte 2nd District Engineering Office	22,000,000	22,000,000
Ilocos Sur 1st District Engineering Office	25,000,000	25,000,000
Ilocos Sur 2nd District Engineering Office	20,000,000	20,000,000
La Union 1st District Engineering Office	15,000,000	15,000,000
La Union 2nd District Engineering Office	35,000,000	35,000,000
Cordillera Administrative Region (CAR)	544,000,000	544,000,000

Abra District Engineering Office	108,000,000	108,000,000
Apayao 1st District Engineering Office	36,000,000	36,000,000
Apayao 2nd District Engineering Office	90,000,000	90,000,000
Benguet 1st District Engineering Office	60,000,000	60,000,000
Benguet 2nd District Engineering Office	90,000,000	90,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	239
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Lower Kalinga District Engineering Office	100,000,000	100,000,000
Upper Kalinga District Engineering Office	60,000,000	60,000,000
Region II - Cagayan Valley	507,500,000	507,500,000

Cagayan 2nd District Engineering Office	457,500,000	457,500,000
Cagayan 3rd District Engineering Office	15,000,000	15,000,000
Isabela 2nd District Engineering Office	35,000,000	35,000,000
Region III - Central Luzon	135,000,000	135,000,000

Aurora District Engineering Office	45,000,000	45,000,000
Bataan 2nd District Engineering Office	20,000,000	20,000,000
Pampanga 3rd District Engineering Office	70,000,000	70,000,000
Region IVA - CALABARZON	135,000,000	135,000,000

Batangas 3rd District Engineering Office	15,000,000	15,000,000
Quezon 4th District Engineering Office	120,000,000	120,000,000
Region IVB - MIMAROPA	30,000,000	30,000,000

Palawan 2nd District Engineering Office	30,000,000	30,000,000
Region V - Bicol	230,000,000	230,000,000

Albay 1st District Engineering Office	60,000,000	60,000,000
Albay 2nd District Engineering Office	30,000,000	30,000,000
Camarines Norte District Engineering Office	65,000,000	65,000,000
Camarines Sur 1st District Engineering Office	50,000,000	50,000,000
Camarines Sur 2nd District Engineering Office	25,000,000	25,000,000
Region VI - Western Visayas	384,720,000	384,720,000

Antique District Engineering Office	65,000,000	65,000,000

240	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capiz 2nd District Engineering Office	105,000,000	105,000,000
Guimaras District Engineering Office	29,970,000	29,970,000
Iloilo 2nd District Engineering Office	104,750,000	104,750,000
Iloilo 3rd District Engineering Office	80,000,000	80,000,000
Region VII - Central Visayas	535,000,000	535,000,000

Bohol 1st District Engineering Office	100,000,000	100,000,000
Bohol 2nd District Engineering Office	70,000,000	70,000,000
Bohol 3rd District Engineering Office	100,000,000	100,000,000
Cebu 3rd District Engineering Office	105,000,000	105,000,000
Cebu 4th District Engineering Office	30,000,000	30,000,000
Negros Oriental 1st District Engineering Office	85,000,000	85,000,000
Siquijar District Engineering Office	45,000,000	45,000,000
Region VIII - Eastern Visayas	138,972,000	138,972,000

Biliran District Engineering Office	56,972,000	56,972,000
Leyte 2nd District Engineering Office	40,000,000	40,000,000
Southern Leyte District Engineering Office	42,000,000	42,000,000
Region IX - Zamboanga Peninsula	306,115,000	306,115,000

Zamboanga del Norte 3rd District Engineering Office	46,200,000	46,200,000
Zamboanga del Sur 1st District Engineering Office	100,000,000	100,000,000
Zamboanga Sibugay 1st District Engineering Office	125,000,000	125,000,000
Zamboanga Sibugay 2nd District Engineering Office	34,915,000	34,915,000
Region X - Northern Mindanao	180,600,000	180,600,000

Bukidnon 1st District Engineering Office	40,000,000	40,000,000
Bukidnon 3rd District Engineering Office	40,000,000	40,000,000
Lanao del Norte 2nd District Engineering Office	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	241
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Misamis Oriental 1st District Engineering Office	30,600,000	30,600,000
Misamis Oriental 2nd District Engineering Office	50,000,000	50,000,000
Region XI - Davao	763,500,000	763,500,000

Compostela Valley District Engineering Office	30,000,000	30,000,000
Davao City 2nd District Engineering Office	40,000,000	40,000,000
Davao City District Engineering Office	45,000,000	45,000,000
Davao del Norte District Engineering Office	200,000,000	200,000,000
Davao Occidental District Engineering Office	49,500,000	49,500,000
Davao Oriental lst District Engineering Office	240,000,000	240,000,000
Davao Oriental 2nd District Engineering Office	159,000,000	159,000,000
Region XII - SOCCSKSARGEN	473,037,000	473,037,000

Cotabato 1st District Engineering Office	17,000,000	17,000,000
Cotabato 2nd District Engineering Office	82,824,000	82,824,000
Sarangani District Engineering Office	20,000,000	20,000,000
South Cotabato 2nd District Engineering Office	108,065,000	108,065,000
Sultan Kudarat 1st District Engineering Office	115,222,000	115,222,000
Sultan Kudarat 2nd District Engineering Office	129,926,000	129,926,000
Region XIII - CARAGA	325,000,000	325,000,000

Agusan del Norte District Engineering Office	10,000,000	10,000,000
Agusan del Sur 1st District Engineering Office	50,000,000	50,000,000
Agusan del Sur 2nd District Engineering Office	25,000,000	25,000,000

242	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Butuan City District Engineering Office	60,000,000	60,000,000
Dinagat Islands District Engineering Office	50,000,000	50,000,000
Surigao del Norte 2nd District Engineering Office	80,000,000	80,000,000
Surigao del Sur 2nd District Engineering Office	50,000,000	50,000,000
Construction/Rehabilitation of Water Supply/ Septage and Sewerage/Rain Water Collector Systems	895,000,000	895,000,000

Construction/Rehabilitation of Water Supply/ Septage and Sewerage/Rain Water Collector Systems	895,000,000	895,000,000

National Capital Region (NCR)	895,000,000	895,000,000

Central Office	895,000,000	895,000,000
Construction/Rehabilitation of Accessibility Facilities for Physically Challenged Persons	400,000,000	400,000,000

Construction/Rehabilitation of Accessibility Facilities for Physically Challenged Persons	400,000,000	400,000,000

National Capital Region (NCR)	400,000,000	400,000,000

Central Office	400,000,000	400,000,000
2020 ASEAN Games Related Infrastructures	300,000,000	300,000,000

National Capital Region (NCR)	300,000,000	300,000,000

Central Office	300,000,000	300,000,000
Construction/Improvement of Various Infrastructure in Support of National Security	530,550,000	530,550,000

Construction/Improvement of Various Infrastructure in Support of National Security	530,550,000	530,550,000

National Capital Region (NCR)	186,050,000	186,050,000

Central Office	186,050,000	186,050,000
Region I - Ilocos	66,500,000	66,500,000

La Union 1st District Engineering Office	51,500,000	51,500,000
Pangasinan 1st District Engineering Office	15,000,000	15,000,000
Cordillera Administrative Region - (CAR)	40,000,000	40,000,000

Baguio City District Engineering Office	40,000,000	40,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	243
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Region IVA - CALABARZON						20,000,000		20,000,000

Quezon 4th District Engineering Office						20,000,000		20,000,000
Region IVB - MIMAROPA						160,000,000		160,000,000

Palawan 2nd District Engineering Office						50,000,000		50,000,000
Palawan 3rd District Engineering Office						110,000,000		110,000,000
Region XIII - CARAGA						58,000,000		58,000,000

Butuan City District Engineering Office						30,000,000		30,000,000
Surigao del Sur 1st District Engineering Office						28,000,000		28,000,000

Sub-total, Operations						504,531,771,000		504,531,771,000

TOTAL NEW APPROPRIATIONS	₱	8,754,552,000	₱	12,759,578,000	₱	527,876,384,000	₱	549,390,514,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								6,466,568

Total Permanent Positions								6,466,568

Other Compensation Common to All
Personnel Economic Relief Allowance								427,032
Representation Allowance								31,212
Transportation Allowance								30,984
Clothing and Uniform Allowance								106,758
Mid-Year End Bonus								538,878
Year End Bonus								538,878
Cash Gift								88,965
Step Increment								16,164
Productivity Enhancement Incentive								88,965

Total Other Compensation Common to All								1,867,836

Other Compensation Common to All
Other Personnel Benefits								0
Anniversary Bonus - Civilian								0

Total Other Compensation for Specific Groups								0

244	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	21,355
PhilHealth Contributions	79,892
Employees Compensation Insurance Premiums	21,355
Retirement Gratuity	112,717
Terminal Leave	172,317
Loyalty Award - Civilian	12,512

Total Other Benefits	420,148

Total Personnel Services	8,754,552

Maintenance and Other Operating Expenses
Travelling Expenses	90,993
Training and Scholarship Expenses	25,604
Supplies and Materials Expenses	256,782
Utility Expenses	197,921
Communication Expenses	196,914
Demolition/Relocation and Desilting/Dredging Expenses	22,950
Confidential , Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,889
Professional Services	17,161
General Services	53,260
Repairs and Maintenance	11,645,548
Taxes, Insurance Premiums and Other Fees	92,434
Other Maintenance and Operating Expenses
Advertising Expenses	12,353
Printing and Publication Expenses	11,941
Representation Expenses	2,100
Transportation and Delivery Expenses	33,956
Rent/Lease Expenses	10,131
Membership Dues and Contributions to Organizations	340
Subscription Expenses	9,102
Other Maintenance and Operating Expense	74,199

Total Maintenance and Other Operating Expenses	12,759,578

Total Current Operating Expenditures	21,514,130

Capital Outlays
Property, Plant and Equipment Outlay
~~[Land Outlay~~	~~350,000~~	]
Infrastructure Outlay	483,855,285
Buildings and Other Structures	39,773,034
Machinery and Equipment Outlay	3,898,065

Total Capital Outlays	527,876,384

TOTAL NEW APPROPRIATIONS	549,390,514

(DIRECT VETO - Items of appropriation with a total of ₱95,374,241,000, inclusive of the above-marked ₱350,000,000, are presented in Annex A, President’s Veto Message, April 15, 2019, Volume I-B, Page 959, R.A. No. 11260)

APRIL 29, 2019	OFFICIAL GAZETTE	245
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

GENERAL SUMMARY

DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	8,754,552,000	₱	12,759,578,000	₱	527,876,384,000	₱	549,390,514,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	₱	8,754,552,000	₱	12,759,578,000	₱	527,876,384,000	₱	549,390,514,000

246	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XX. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	5,402,119,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	135,554,000	₱	64,807,000	₱	35,693,000	₱	236,054,000
Support to Operations		31,474,000		7,081,000				38,555,000
Operations		469,969,000		4,588,408,000		69,133,000		5,127,510,000

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM				3,012,155,000				3,012,155,000
S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT		469,969,000		1,576,253,000		69,133,000		2,115,355,000

TOTAL NEW APPROPRIATIONS	₱	636,997,000	₱	4,660,296,000	₱	104,826,000	₱	5,402,119,000

Special Provision(s)

1. Priority Research Program. The Department of Science and Technology (DOST), in coordination with the Climate Change Commission (CCC), National Economic and Development Authority, and Department of the Interior and Local Government (DILG), shall give priority to research on climate change adaptation and mitigation, including climate impact models and climate-related technologies, to ensure that policies, plans and programs of the national and local governments are based on science and contribute to resilience-building. The DOST shall also facilitate research on integrated approaches for an efficient transition to low-carbon development.

2. Multi-hazard Impact-based Forecast and Early Warning. The DOST, in coordination with the CCC, the DILG, and the Office of Civil Defense, shall promote the establishment of multi-hazard impact-based forecast and early warning systems and services, including the development and enhancement of protocols for climate, weather, and risk communication and early warning dissemination, to prevent and minimize loss and damage from impacts of extreme weather and slow onset events.

3. Reporting and Posting Requirements. The DOST shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOST’s website.

The DOST shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	247
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PROGRAMS
General Administration and Support
General Management and Supervision	₱	100,217,000	₱	64,807,000	₱	35,693,000	₱	200,717,000

National Capital Region (NCR)		100,217,000		64,807,000		35,693,000		200,717,000

Central Office		100,217,000		64,807,000		35,693,000		200,717,000
Administration of Personnel Benefits		35,337,000						35,337,000

National Capital Region (NCR)		11,321,000						11,321,000

Central Office		11,321,000						11,321,000
Region III - Central Luzon		677,000						677,000

Regional Office - III		677,000						677,000
Region V - Bicol		4,047,000						4,047,000

Regional Office - V		4,047,000						4,047,000
Region VII - Central Visayas		311,000						311,000

Regional Office - VII		311,000						311,000
Region VIII - Eastern Visayas		16,306,000						16,306,000

Regional Office - VIII		16,306,000						16,306,000
Region X - Northern Mindanao		2,310,000						2,310,000

Regional Office - X		2,310,000						2,310,000
Region XI - Davao		365,000						365,000

Regional Office - XI		365,000						365,000

Sub-total, General Administration and Support		135,554,000		64,807,000		35,693,000		236,054,000

Support to Operations
Planning, policy formulation, monitoring, evaluation and management information services		31,474,000		4,169,000				35,643,000

National Capital Region (NCR)		31,474,000		4,169,000				35,643,000

Central Office		31,474,000		4,169,000				35,643,000
Conduct of scientific and technological conferences and exhibitions and international/local science and technological networking and other related activities				2,912,000				2,912,000

National Capital Region (NCR)				2,912,000				2,912,000

Central Office				2,912,000				2,912,000

Sub-total, Support to Operations		31,474,000		7,081,000				38,555,000

248	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations	469,969,000	4,588,408,000	69,133,000	5,127,510,000

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM		3,012,155,000		3,012,155,000

Support to the harmonized national S&T agenda		3,012,155,000		3,012,155,000

National Capital Region (NCR)		3,012,155,000		3,012,155,000

Central Office		3,012,155,000		3,012,155,000
S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT	469,969,000	1,576,253,000	69,133,000	2,115,355,000

Diffusion and transfer of knowledge and technologies and other related projects and activities		1,365,644,000		1,365,644,000

National Capital Region (NCR)		96,190,000		96,190,000

Regional Office - NCR		96,190,000		96,190,000
Region I - Ilocos		60,503,000		60,503,000

Regional Office - I		60,503,000		60,503,000
Cordillera Administrative Region (CAR)		73,536,000		73,536,000

Regional Office - CAR		73,536,000		73,536,000
Region II - Cagayan Valley		145,337,000		145,337,000

Regional Office - II		145,337,000		145,337,000
Region III - Central Luzon		105,285,000		105,285,000

Regional Office - III		105,285,000		105,285,000
Region IVA - CALABARZON		107,847,000		107,847,000

Regional Office - IVA		107,847,000		107,847,000
Region IVB - MIMAROPA		83,813,000		83,813,000

Regional Office - IVB		83,813,000		83,813,000
Region V - Bicol		73,675,000		73,675,000

Regional Office - V		73,675,000		73,675,000
Region VI - Western Visayas		99,880,000		99,880,000

Regional Office - VI		99,880,000		99,880,000
Region VII - Central Visayas		65,340,000		65,340,000

Regional Office - VII		65,340,000		65,340,000
Region VIII - Eastern Visayas		57,173,000		57,173,000

Regional Office - VIII		57,173,000		57,173,000

APRIL 29, 2019	OFFICIAL GAZETTE	249
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region IX - Zamboanga Peninsula		95,903,000		95,903,000

Regional Office - IX		95,903,000		95,903,000
Region X - Northern Mindanao		96,917,000		96,917,000

Regional Office - X		96,917,000		96,917,000
Region XI - Davao		66,695,000		66,695,000

Regional Office - XI		66,695,000		66,695,000
Region XII - SOCCSKSARGEN		60,500,000		60,500,000

Regional Office - XII		60,500,000		60,500,000
Region XIII - CARAGA		77,050,000		77,050,000

Regional Office - XIII		77,050,000		77,050,000
Enhancement of science and technology projects/activities	469,969,000	210,609,000	59,133,000	739,711,000

National Capital Region (NCR)	25,404,000	6,406,000	1,300,000	33,110,000

Regional Office - NCR	25,404,000	6,406,000	1,300,000	33,110,000
Region I - Ilocos	23,562,000	13,178,000		36,740,000

Regional Office - I	23,562,000	13,178,000		36,740,000
Cordillera Administrative Region (CAR)	32,280,000	13,186,000		45,466,000

Regional Office - CAR	32,280,000	13,186,000		45,466,000
Region II - Cagayan Valley	27,204,000	9,537,000		36,741,000

Regional Office - II	27,204,000	9,537,000		36,741,000
Region III - Central Luzon	39,250,000	11,958,000		51,208,000

Regional Office - III	39,250,000	11,958,000		51,208,000
Region IVA - CALABARZON	32,058,000	14,741,000		46,799,000

Regional Office - IVA	32,058,000	14,741,000		46,799,000
Region IVB - MIMAROPA	28,282,000	7,411,000		35,693,000

Regional Office - IVB	28,282,000	7,411,000		35,693,000
Region V - Bicol	33,483,000	16,044,000	34,503,000	84,030,000

Regional Office - V	33,483,000	16,044,000	34,503,000	84,030,000
Region VI - Western Visayas	35,048,000	15,483,000		50,531,000

Regional Office - VI	35,048,000	15,483,000		50,531,000
Region VII - Central Visayas	30,606,000	15,380,000		45,986,000

Regional Office - VII	30,606,000	15,380,000		45,986,000

250	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VIII - Eastern Visayas		35,266,000		13,667,000		18,930,000		67,863,000

Regional Office - VIII		35,266,000		13,667,000		18,930,000		67,863,000
Region IX - Zamboanga Peninsula		21,235,000		11,931,000				33,166,000

Regional Office - IX		21,235,000		11,931,000				33,166,000
Region X - Northern Mindanao		29,180,000		12,742,000				41,922,000

Regional Office - X		29,180,000		12,742,000				41,922,000
Region XI - Davao		30,980,000		12,432,000				43,412,000

Regional Office - XI		30,980,000		12,432,000				43,412,000
Region XII - SOCCSKSARGEN		21,949,000		23,603,000		4,400,000		49,952,000

Regional Office - XII		21,949,000		23,603,000		4,400,000		49,952,000
Region XIII - CARAGA		24,182,000		12,910,000				37,092,000

Regional Office - XIII		24,182,000		12,910,000				37,092,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Establishment of Quezon Provincial Science and Technology Center and GIS Hub for Disaster Risk Reduction Management and Climate Change						5,000,000		5,000,000

Region IVA - CALABARZON						5,000,000		5,000,000

Regional Office - IVA						5,000,000		5,000,000
Establishment of Rizal Provincial Science and Technology Center and Packaging Technology and Testing Service Laboratory						5,000,000		5,000,000

Region IVA - CALABARZON						5,000,000		5,000,000

Regional Office - IVA						5,000,000		5,000,000

Sub-total, Operations		469,969,000		4,588,408,000		69,133,000		5,127,510,000

TOTAL NEW APPROPRIATIONS	₱	636,997,000	₱	4,660,296,000	₱	104,826,000	₱	5,402,119,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

APRIL 29, 2019	OFFICIAL GAZETTE	251
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Permanent Positions
Basic Salary	369,380

Total Permanent Positions	369,380

Other Compensation Common to All
Personnel Economic Relief Allowance	17,496
Representation Allowance	5,694
Transportation Allowance	5,358
Clothing and Uniform Allowance	4,374
Mid-Year Bonus	30,783
Year End Bonus	30,783
Cash Gift	3,645
Productivity Enhancement Incentive	3,645

Total Other Compensation Common to All	101,778

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	124,845

Total Other Compensation for Specific Groups	124,845

Other Benefits
PAG-IBIG Contributions	876
PhilHealth Contributions	3,905
Employees Compensation Insurance Premiums	876
Retirement Gratuity	10,623
Terminal Leave	24,714

Total Other Benefits	40,994

Total Personnel Services	636,997

Maintenance and Other Operating Expenses
Travelling Expenses	31,507
Training and Scholarship Expenses	7,499
Supplies and Materials Expenses	49,928
Utility Expenses	37,596
Communication Expenses	13,139
Awards/Rewards and Prizes	745
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,635
Professional Services	12,312
General Services	67,678
Repairs and Maintenance	22,561
Financial Assistance/Subsidy	4,377,799
Taxes, Insurance Premiums and Other Fees	9,067
Other Maintenance and Operating Expenses
Advertising Expenses	599
Printing and Publication Expenses	1,225
Representation Expenses	8,934
Transportation and Delivery Expenses	251
Rent/Lease Expenses	5,938
Membership Dues and Contributions to Organizations	591

252	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Subscription Expenses	7,205
Other Maintenance and Operating Expenses	2,087

Total Maintenance and Other Operating Expenses	4,660,296

Total Current Operating Expenditures	5,297,293

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	873
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	63,378
Transportation Equipment Outlay	14,900
Furniture, Fixtures and Books Outlay	15,675

Total Capital Outlays	104,826

TOTAL NEW APPROPRIATIONS	5,402,119

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	414,642,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	22,823,000	₱	24,945,000		₱	47,768,000
Operations		34,015,000		332,859,000			366,874,000

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		34,015,000		26,972,000			60,987,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM				305,887,000			305,887,000

TOTAL NEW APPROPRIATIONS	₱	56,838,000	₱	357,804,000		₱	414,642,000

Special Provision(s)

1. Reporting and Posting Requirements. The Advanced Science and Technology Institute (ASTI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) ASTI’s website.

The ASTI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

APRIL 29, 2019	OFFICIAL GAZETTE	253
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,823,000	₱	24,945,000		₱	47,768,000

Sub-total, General Administration and Support		22,823,000		24,945,000			47,768,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics		34,015,000		332,859,000			366,874,000

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		34,015,000		26,972,000			60,987,000

Scientific Research and Development in the Advanced Fields of Studies including Microelectronics and Information Technology		34,015,000		26,972,000			60,987,000
ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM				305,887,000			305,887,000

Technical transfer through diffusion and commercialization				305,887,000			305,887,000

Sub-total, Operations		34,015,000		332,859,000			366,874,000

TOTAL NEW APPROPRIATIONS	₱	56,838,000	₱	357,804,000		₱	414,642,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary							35,835

Total Permanent Positions							35,835

254	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	1,800
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	450
Mid-Year Bonus	2,986
Year End Bonus	2,986
Cash Gift	375
Productivity Enhancement Incentive	375

Total Other Compensation Common to All	9,788

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	10,529

Total Other Compensation for Specific Groups	10,529

Other Benefits
PAG-IBIG Contributions	90
PhilHealth Contributions	396
Employees Compensation Insurance Premiums	90
Loyalty Award - Civilian	110

Total Other Benefits	686

Total Personnel Services	56,838

Maintenance and Other Operating Expenses
Travelling Expenses	3,906
Training and Scholarship Expenses	2,500
Supplies and Materials Expenses	22,460
Utility Expenses	11,628
Communication Expenses	154,629
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	116,228
General Services	3,000
Repairs and Maintenance	3,300
Taxes, Insurance Premiums and Other Fees	5,130
Labor and Wages	545
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	100
Representation Expenses	930
Transportation and Delivery Expenses	50
Rent/Lease Expenses	26,640
Subscription Expenses	6,000
Other Maintenance and Operating Expenses	520

Total Maintenance and Other Operating Expenses	357,804

Total Current Operating Expenditures	414,642

TOTAL NEW APPROPRIATIONS	414,642

APRIL 29, 2019	OFFICIAL GAZETTE	255
DEPARTMENT OF SCIENCE AND TECHNOLOGY

C. FOOD AND NUTRITION RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	500,817,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	47,780,000	₱	19,252,000	₱	10,475,000	₱	77,507,000
Operations		67,221,000		322,199,000		33,890,000		423,310,000

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM		24,847,000		23,646,000				48,493,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM		18,585,000		288,831,000		33,890,000		341,306,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM		23,789,000		9,722,000				33,511,000

TOTAL NEW APPROPRIATIONS	₱	115,001,000	₱	341,451,000	₱	44,365,000	₱	500,817,000

Special Provision(s)

1. Reporting and Posting Requirements. The Food and Nutrition Research Institute (FNRI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) FNRI’s website.

The FNRI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,146,000	₱	19,252,000	₱	7,475,000	₱	71,873,000
Administration of Personnel Benefits		2,634,000						2,634,000

256	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)						3,000,000		3,000,000

Proposed Relocation and Establishment of New FNRI Building						3,000,000		3,000,000

Sub-total, General Administration and Support		47,780,000		19,252,000		10,475,000		77,507,000

Operations
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies		67,221,000		322,199,000		33,890,000		423,310,000

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM		24,847,000		23,646,000				48,493,000

Scientific Research and Development Services on Basic and Applied Researches on Food and Nutrition		24,847,000		13,646,000				38,493,000
Project(s)
Locally-Funded Project(s)				10,000,000				10,000,000

Expanding the Food and Nutrition Research Institute’s Nutrigenomics Laboratory: Towards Establishment of a World Class Philippine Nutrigenomics Center				10,000,000				10,000,000
NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM		18,585,000		288,831,000		33,890,000		341,306,000

Nutritional Assessment and Monitoring on Food and Nutrition		18,585,000		2,721,000				21,306,000
Project(s)
Locally-Funded Project(s)				286,110,000		33,890,000		320,000,000

Expanded National Nutrition Survey				286,110,000		33,890,000		320,000,000
FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM		23,789,000		9,722,000				33,511,000

Technical Services on Food and Nutrition		23,789,000		9,722,000				33,511,000

Sub-total, Operations		67,221,000		322,199,000		33,890,000		423,310,000

TOTAL NEW APPROPRIATIONS	₱	115,001,000	₱	341,451,000	₱	44,365,000	₱	500,817,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

APRIL 29, 2019	OFFICIAL GAZETTE	257
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Permanent Positions
Basic Salary	64,357

Total Permanent Positions	64,357

Other Compensation Common to All
Personnel Economic Relief Allowance	3,840
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform Allowance	960
Mid-Year Bonus	5,363
Year End Bonus	5,363
Cash Gift	800
Productivity Enhancement Incentive	800

Total Other Compensation Common to All	17,750

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	28,955

Total Other Compensation for Specific Groups	28,955

Other Benefits
PAG-IBIG Contributions	192
PhilHealth Contributions	776
Employees Compensation Insurance Premiums	192
Loyalty Award - Civilian	145
Terminal Leave	2,634

Total Other Benefits	3,939

Total Personnel Services	115,001

Maintenance and Other Operating Expenses
Travelling Expenses	45,612
Training and Scholarship Expenses	4,861
Supplies and Materials Expenses	92,171
Utility Expenses	9,410
Communication Expenses	3,386
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	58,260
General Services	3,674
Repairs and Maintenance	4,270
Taxes, Insurance Premiums and Other Fees	1,100
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	2,100
Representation Expenses	4,585
Transportation and Delivery Expenses	9,819
Rent/Lease Expenses	1,100
Subscription Expenses	300
Other Maintenance and Operating Expenses	100,135

258	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Maintenance and Other Operating Expenses	341,451

Total Current Operating Expenditures	456,452

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,000
Machinery and Equipment Outlay	40,065
Transportation Equipment Outlay	1,300

Total Capital Outlays	44,365

TOTAL NEW APPROPRIATIONS	500,817

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	246,011,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,568,000	₱	21,994,000	₱	20,125,000	₱	112,687,000
Operations		69,958,000		33,566,000		29,800,000		133,324,000

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		43,213,000		21,243,000		29,800,000		94,256,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		18,682,000		739,000				19,421,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		8,063,000		11,584,000				19,647,000

TOTAL NEW APPROPRIATIONS	₱	140,526,000	₱	55,560,000	₱	49,925,000	₱	246,011,000

Special Provision(s)

1. Reporting and Posting Requirements. The Forest Products Research and Development Institute (FPRDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) FPRDI’s website.

The FPRDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

APRIL 29, 2019	OFFICIAL GAZETTE	259
DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	66,011,000	₱	21,994,000	₱	20,125,000	₱	108,130,000
Administration of Personnel Benefits		4,557,000						4,557,000

Sub-total, General Administration and Support		70,568,000		21,994,000		20,125,000		112,687,000

Operations
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations		69,958,000		33,566,000		29,800,000		133,324,000

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM		43,213,000		21,243,000		29,800,000		94,256,000

Scientific Research and Development Services on Wood and Non-Wood Forest Products		43,213,000		12,323,000				55,536,000
Project(s)
Locally-Funded Project(s)				8,920,000		29,800,000		38,720,000

Processing and Utilization of Senile and Unproductive Rubberwood (Hevea brasiliensis) Trees for School Furniture and other High Value Furniture, Mouldings Joinery Products				8,920,000		4,000,000		12,920,000
Renovation of FPRDI Laboratory Building						2,000,000		2,000,000
Rehabilitation of Pulp and Paper Laboratories						10,000,000		10,000,000
Renovation of Material Science Division (MSD) Laboratories and Offices						6,500,000		6,500,000
Renovation of Bamboo Innovation Center						7,300,000		7,300,000
FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM		18,682,000		739,000				19,421,000

Technology Transfer/Promotion on Wood and Non-Wood Forest Products		18,682,000		739,000				19,421,000
FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM		8,063,000		11,584,000				19,647,000

Testing, Analysis and Other Technical Services on Wood and Non-Wood Forest Products		8,063,000		11,584,000				19,647,000

Sub-total, Operations		69,958,000		33,566,000		29,800,000		133,324,000

TOTAL NEW APPROPRIATIONS	₱	140,526,000	₱	55,560,000	₱	49,925,000	₱	246,011,000

260	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	75,707

Total Permanent Positions	75,707

Other Compensation Common to All
Personnel Economic Relief Allowance	4,488
Representation Allowance	966
Transportation Allowance	966
Clothing and Uniform Allowance	1,122
Mid-Year Bonus	6,309
Year End Bonus	6,309
Cash Gift	935
Productivity Enhancement Incentive	935

Total Other Compensation Common to All	22,030

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	36,928

Total Other Compensation for Specific Groups	36,928

Other Benefits
PAG-IBIG Contributions	225
PhilHealth Contributions	854
Employees Compensation Insurance Premiums	225
Terminal Leave	4,557

Total Other Benefits	5,861

Total Personnel Services	140,526

Maintenance and Other Operating Expenses
Travelling Expenses	7,304
Training and Scholarship Expenses	2,570
Supplies and Materials Expenses	13,172
Utility Expenses	15,602
Communication Expenses	2,255
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	3,101
General Services	3,252
Repairs and Maintenance	5,137
Taxes, Insurance Premiums and Other Fees	375

APRIL 29, 2019	OFFICIAL GAZETTE	261
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	890
Representation Expenses	750
Transportation and Delivery Expenses	200
Rent/Lease Expenses	84
Membership Dues and Contributions to Organizations	300
Subscription Expenses	100
Other Maintenance and Operating Expenses	320

Total Maintenance and Other Operating Expenses	55,560

Total Current Operating Expenditures	196,086

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,800
Machinery and Equipment Outlay	20,725
Transportation Equipment Outlay	3,400

Total Capital Outlays	49,925

TOTAL NEW APPROPRIATIONS	246,011

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

For general administration and support, and operations, including locally funded project(s), as indicated hereunder	₱	529,981,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	90,595,000	₱	7,550,000	₱	1,300,000	₱	99,445,000
Operations		144,724,000		104,230,000		181,582,000		430,536,000

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		79,048,000		34,562,000		40,000,000		153,610,000
INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM		21,491,000		11,593,000		10,000,000		43,084,000
INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM		44,185,000		58,075,000		131,582,000		233,842,000

TOTAL NEW APPROPRIATIONS	₱	235,319,000	₱	111,780,000	₱	182,882,000	₱	529,981,000

Special Provision(s)

1. Calibration Fees. Of the amounts appropriated herein, Three Million Seven Hundred Thousand Pesos (₱3,700,000) shall be used for the enhancement of the capabilities of the National Metrology Laboratory and modernization of metrological and measurement standard activities sourced from fifty percent (50%) of the fees and charges collected from calibration services in accordance with Section 18 of R.A. No. 9236.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

262	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

2. Reporting and Posting Requirements. The Industrial Technology Development Institute (ITDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) ITDI’s website.

The ITDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	80,018,000	₱	7,328,000	₱	1,300,000	₱	88,646,000
Administration of Personnel Benefits		2,428,000						2,428,000
Evaluation, Coordination and Monitoring of Industrial Programs/Projects and Management Information Systems		8,149,000		222,000				8,371,000

Sub-total, General Administration and Support		90,595,000		7,550,000		1,300,000		99,445,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness		144,724,000		104,230,000		181,582,000		430,536,000

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM		79,048,000		34,562,000		40,000,000		153,610,000

Research and Development of Technologies in Industrial Manufacturing, Mineral Processing and Energy		79,048,000		34,562,000				113,610,000
Project(s)
Locally-Funded Project(s)						40,000,000		40,000,000

Repair/Renovation and Maintenance of ITDI Buildings and Facilities						40,000,000		40,000,000
INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM		21,491,000		11,593,000		10,000,000		43,084,000

Transfer of Technologies in Industrial Manufacturing, Mineral Processing and Energy				176,000				176,000
Promotion and Marketing of Industrial Technologies and Services		21,491,000		1,417,000				22,908,000

APRIL 29, 2019	OFFICIAL GAZETTE	263
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Project(s)
Locally-Funded Project(s)				10,000,000		10,000,000		20,000,000

Brick-making Facility for the Province of Antique				10,000,000		10,000,000		20,000,000
INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM		44,185,000		58,075,000		131,582,000		233,842,000

Testing and Analysis of Materials/Products, Calibration of Instruments and Apparatus and other Technical Services		44,185,000		7,966,000				52,151,000
Project(s)
Locally-Funded Project(s)				50,109,000		131,582,000		181,691,000

Enhancing the Competence and Capability of the National Metrology Laboratories of the Philippines				50,109,000		131,582,000		181,691,000

Sub-total, Operations		144,724,000		104,230,000		181,582,000		430,536,000

TOTAL NEW APPROPRIATIONS	₱	235,319,000	₱	111,780,000	₱	182,882,000	₱	529,981,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								133,735

Total Permanent Positions								133,735

Other Compensation Common to All
Personnel Economic Relief Allowance								7,776
Representation Allowance								774
Transportation Allowance								774
Clothing and Uniform Allowance								1,944
Mid-Year Bonus								11,145
Year End Bonus								11,145
Cash Gift								1,620
Productivity Enhancement Incentive								1,620

Total Other Compensation Common to All								36,798

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel								59,792

Total Other Compensation for Specific Groups								59,792

264	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	389
PhilHealth Contributions	1,563
Employees Compensation Insurance Premiums	389
Loyalty Award - Civilian	225
Terminal Leave	2,428

Total Other Benefits	4,994

Total Personnel Services	235,319

Maintenance and Other Operating Expenses
Travelling Expenses	6,733
Training and Scholarship Expenses	4,000
Supplies and Materials Expenses	21,474
Utility Expenses	21,203
Communication Expenses	1,749
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	491
Professional Services	25,272
General Services	7,952
Repairs and Maintenance	11,367
Taxes, Insurance Premiums and Other Fees	2,412
Other Maintenance and Operating Expenses
Printing and Publication Expenses	206
Representation Expenses	1,545
Transportation and Delivery Expenses	205
Rent/Lease Expenses	265
Membership Dues and Contributions to Organizations	5,950
Subscription Expenses	200
Other Maintenance and Operating Expenses	756

Total Maintenance and Other Operating Expenses	111,780

Total Current Operating Expenditures	347,099

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	141,582
Transportation Equipment Outlay	1,300

Total Capital Outlays	182,882

TOTAL NEW APPROPRIATIONS	529,981

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	253,924,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	265
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PROGRAMS
General Administration and Support	₱	80,022,000	₱	14,896,000	₱	4,544,000	₱	99,462,000
Operations		74,462,000		25,156,000		54,844,000		154,462,000

METALS INDUSTRY RESEARCH PROGRAM		37,907,000		15,796,000		54,844,000		108,547,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM		19,138,000		4,171,000				23,309,000
METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM		17,417,000		5,189,000				22,606,000

TOTAL NEW APPROPRIATIONS	₱	154,484,000	₱	40,052,000	₱	59,388,000	₱	253,924,000

Special Provision(s)

1. Reporting and Posting Requirements. The Metals Industry Research and Development Center (MIRDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) MIRDC’s website.

The MIRDC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	77,996,000	₱	14,896,000	₱	4,544,000	₱	97,436,000
Administration of Personnel Benefits		2,026,000						2,026,000

Sub-total, General Administration and Support		80,022,000		14,896,000		4,544,000		99,462,000

Operations
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations		74,462,000		25,156,000		54,844,000		154,462,000

METALS INDUSTRY RESEARCH PROGRAM		37,907,000		15,796,000		54,844,000		108,547,000

Prototype and process development through metalcasting, metalworking and surface engineering processes		37,907,000		13,856,000				51,763,000
Project(s)
Locally-Funded Project(s)				1,940,000		54,844,000		56,784,000

266	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Repair of Perimeter Fence (90,000 square meters)						8,000,000		8,000,000
Construction of New Cistern Tank and Upgrading of the Center’s Water Supply						15,000,000		15,000,000
Rehabilitation of Mechanical Workshop II Building						18,344,000		18,344,000
Upgrading of MIRDC Laboratory and Administration Building						12,000,000		12,000,000
Establishment and Strengthening of Information and Communication Technology (ICT) Infrastructure (ICT INFRA) and Business Online Solution System (BOSS) of the Center in Support to the Productivity and Competitiveness of the M&E Industries				1,940,000		1,500,000		3,440,000
METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM		19,138,000		4,171,000				23,309,000

Technical assistance and technology transfer through consultancy, training and information awareness program		19,138,000		4,171,000				23,309,000
METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM		17,417,000		5,189,000				22,606,000

Testing, analysis and calibration services		17,417,000		5,189,000				22,606,000

Sub-total, Operations		74,462,000		25,156,000		54,844,000		154,462,000

TOTAL NEW APPROPRIATIONS	₱	154,484,000	₱	40,052,000	₱	59,388,000	₱	253,924,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								86,235

Total Permanent Positions								86,235

Other Compensation Common to All
Personnel Economic Relief Allowance								5,160
Representation Allowance								672
Transportation Allowance								672
Clothing and Uniform Allowance								1,290
Honoraria								44
Mid-Year Bonus								7,186
Year End Bonus								7,186
Cash Gift								1,075
Productivity Enhancement Incentive								1,075

Total Other Compensation Common to All								24,360

APRIL 29, 2019	OFFICIAL GAZETTE	267
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	40,269

Total Other Compensation for Specific Groups	40,269

Other Benefits
PAG-IBIG Contributions	258
PhilHealth Contributions	998
Employees Compensation Insurance Premiums	258
Retirement Gratuity	1,518
Loyalty Award	80
Terminal Leave	508

Total Other Benefits	3,620

Total Personnel Services	154,484

Maintenance and Other Operating Expenses
Travelling Expenses	1,275
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	4,859
Utility Expenses	14,466
Communication Expenses	855
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	3,380
General Services	7,049
Repairs and Maintenance	3,400
Taxes, Insurance Premiums and Other Fees	430
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	200
Representation Expenses	250
Transportation and Delivery Expenses	200
Rent/Lease Expenses	700
Membership Dues and Contributions to Organizations	10
Subscription Expenses	1,690
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	40,052

Total Current Operating Expenditures	194,536

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	15,000
Infrastructure Outlay	1,500
Buildings and Other Structures	38,344
Machinery and Equipment Outlay	1,044
Transportation Equipment Outlay	3,500

Total Capital Outlays	59,388

TOTAL NEW APPROPRIATIONS	253,924

268	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, as indicated hereunder	₱	80,438,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	8,954,000	₱	5,565,000	₱	2,140,000	₱	16,659,000
Operations		3,334,000		60,445,000				63,779,000

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		3,334,000		60,445,000				63,779,000

TOTAL NEW APPROPRIATIONS	₱	12,288,000	₱	66,010,000	₱	2,140,000	₱	80,438,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Academy of Science and Technology (NAST) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NAST’s website.

The NAST shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,954,000	₱	5,565,000	₱	2,140,000	₱	16,659,000

Sub-total, General Administration and Support		8,954,000		5,565,000		2,140,000		16,659,000

Operations
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology		3,334,000		60,445,000				63,779,000

APRIL 29, 2019	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM		3,334,000		60,445,000				63,779,000

Formulation of policy recommendations on relevant Science and Technology concerns		2,019,000		6,547,000				8,566,000
Screening of nominations and granting of performance awards and achievements incentives for exemplary contributions to the development of Science and Technology in the country		682,000		15,368,000				16,050,000
Provision of benefits and privileges of national scientists and members of the Academy, including research fellowship grants, pursuant to the Academy’s Charter				36,885,000				36,885,000
Promotion of S&T achievements through the operation and maintenance of the Philippine Science Heritage Center		633,000		1,645,000				2,278,000

Sub-total, Operations		3,334,000		60,445,000				63,779,000

TOTAL NEW APPROPRIATIONS	₱	12,288,000	₱	66,010,000	₱	2,140,000	₱	80,438,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								7,102

Total Permanent Positions								7,102

Other Compensation Common to All
Personnel Economic Relief Allowance								264
Representation Allowance								228
Transportation Allowance								228
Clothing and Uniform Allowance								66
Mid-Year Bonus - Civilian								592
Year End Bonus								592
Cash Gift								55
Per Diems								703
Productivity Enhancement Incentive								55

Total Other Compensation Common to All								2,783

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel								2,314

Total Other Compensation for Specific Groups								2,314

270	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	12
PhilHealth Contributions	60
Employees Compensation Insurance Premiums	12
Loyalty Award - Civilian	5

Total Other Benefits	89

Total Personnel Services	12,288

Maintenance and Other Operating Expenses
Travelling Expenses	3,116
Training and Scholarship Expenses	108
Supplies and Materials Expenses	1,982
Utility Expenses	1,016
Communication Expenses	814
Awards/Rewards and Prizes	39,829
Survey, Research, Exploration and Development Expenses	2,160
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,024
General Services	1,728
Repairs and Maintenance	998
Taxes, Insurance Premiums and Other Fees	287
Other Maintenance and Operating Expenses
Advertising Expenses	362
Printing and Publication Expenses	715
Representation Expenses	8,274
Transportation and Delivery Expenses	40
Rent/Lease Expenses	250
Membership Dues and Contributions to Organizations	100
Subscription Expenses	37
Other Maintenance and Operating Expenses	2,052

Total Maintenance and Other Operating Expenses	66,010

Total Current Operating Expenditures	78,298

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,470
Intangible Assets Outlay	670

Total Capital Outlays	2,140

TOTAL NEW APPROPRIATIONS	80,438

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	91,243,000

New Appropriations, by Program/Projects

APRIL 29, 2019	OFFICIAL GAZETTE	271
DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,865,000	₱	12,564,000	₱		₱	30,429,000
Support to Operations		4,386,000		6,378,000		1,651,000		12,415,000
Operations		8,081,000		40,318,000				48,399,000

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		963,000		1,130,000				2,093,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		7,118,000		39,188,000				46,306,000

TOTAL NEW APPROPRIATIONS	₱	30,332,000	₱	59,260,000	₱	1,651,000	₱	91,243,000

Special Prevision(s)

1. Reporting and Posting Requirements. The National Research Council of the Philippines (NRCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NRCP’s website.

The NRCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,416,000	₱	12,564,000	₱	₱	29,980,000
Administration of Personnel Benefits		449,000					449,000

Sub-total, General Administration and Support		17,865,000		12,564,000			30,429,000

Support to Operations
NRCP Library Operation		3,521,000		848,000			4,369,000
IT support		865,000		94,000			959,000

272	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)				5,436,000		1,651,000		7,087,000

Establishing an Interactive Scientific Knowledge Management System (SKHSC) Portal				5,436,000		1,651,000		7,087,000

Sub-total, Support to Operations		4,386,000		6,378,000		1,651,000		12,415,000

Operations
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced		8,081,000		40,318,000				48,399,000

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM		963,000		1,130,000				2,093,000

Research based Policy Development for S&T and issues of national concern		963,000		1,130,000				2,093,000
BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		7,118,000		39,188,000				46,306,000

Development, integration and coordination of the National Research System for Basic Research		6,032,000		39,144,000				45,176,000
Programming, monitoring and evaluation of basic research and other resource requirements		1,086,000		44,000				1,130,000

Sub-total, Operations		8,081,000		40,318,000				48,399,000

TOTAL NEW APPROPRIATIONS	₱	30,332,000	₱	59,260,000	₱	1,651,000	₱	91,243,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								16,664

Total Permanent Positions								16,664

Other Compensation Common to All
Personnel Economic Relief Allowance								888
Representation Allowance								288
Transportation Allowance								288
Clothing and Uniform Allowance								222
Honoraria								3,000
Mid-Year Bonus								1,389
Year End Bonus								1,389
Cash Gift								185

APRIL 29, 2019	OFFICIAL GAZETTE	273
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Productivity Enhancement Incentive	185

Total Other Compensation Common to All	7,834

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	5,089

Total Other Compensation for Specific Groups	5,089

Other Benefits
PAG-IBIG Contributions	44
PhilHealth Contributions	183
Employees Compensation Insurance Premiums	44
Loyalty Award - Civilian	25
Terminal Leave	449

Total Other Benefits	745

Total Personnel Services	30,332

Maintenance and Other Operating Expenses
Travelling Expenses	800
Training and Scholarship Expenses	961
Supplies and Materials Expenses	814
Utility Expenses	2,440
Communication Expenses	973
Awards/Regards and Prizes
Confidential, Intelligence and Extraordinary Expenses	450
Extraordinary and Miscellaneous Expenses	117
Professional Services	5,761
General Services	1,549
Repairs and Maintenance	970
Financial Assistance/Subsidy	38,350
Taxes, Insurance Premiums and Other Fees	178
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	959
Representation Expenses	2,514
Transportation and Delivery Expenses	5
Rent/Lease Expenses	176
Membership Dues and Contributions to Organizations	1,190
Subscription Expenses	1,042

Total Maintenance and Other Operating Expenses	59,260

Total Current Operating Expenditures	89,592

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,651

Total Capital Outlays	1,651

TOTAL NEW APPROPRIATIONS	91,243

274	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,613,538,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	193,711,000	₱	48,386,000	₱	80,685,000	₱	322,782,000
Support to Operations		34,798,000		143,577,000				178,375,000
Operations		281,849,000		344,129,000		486,403,000		1,112,381,000

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM		226,754,000		278,583,000		396,403,000		901,740,000
FLOOD FORECASTING AND WARNING PROGRAM		17,845,000		36,734,000				54,579,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM		37,250,000		28,812,000		90,000,000		156,062,000

TOTAL NEW APPROPRIATIONS	₱	510,358,000	₱	536,092,000	₱	567,088,000	₱	1,613,538,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Atmospheric, Geophysical and Astronomical Services Administration (PAGASA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PAGASA’s website.

The PAGASA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations fur Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	183,903,000	₱	48,386,000	₱	80,685,000	₱	312,974,000

APRIL 29, 2019	OFFICIAL GAZETTE	275
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits	9,808,000			9,808,000

Sub-total, General Administration and Support	193,711,000	48,386,000	80,685,000	322,782,000

Support to Operations
Operation and Maintenance of Weather Surveillance Radar Network		107,647,000		107,647,000
Installation, Repair and Maintenance of Telemetering Multiplex System for Flood Forecasting and Warning Systems of the 18 Major River Basins		4,967,000		4,967,000
Construction/Repair/Rehabilitation of Damaged Weather Stations and ICT Equipment and Facilities	34,798,000	30,963,000		65,761,000

Sub-total, Support to Operations	34,798,000	143,577,000		178,375,000

Operations
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events	281,849,000	344,129,000	486,403,000	1,112,381,000

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM	226,754,000	278,583,000	396,403,000	901,740,000

Typhoon and weather warning, including marine and aviation forecasting and operation of meteorological communication and regional forecast center	43,510,000	22,189,000		65,699,000
Climate data management, agrometeorological and climate change research and development	24,422,000	13,257,000		37,679,000
Observation, measurement, recording and reporting of atmospheric, geophysical and astronomical data, including the operation and maintenance of automated observational data from surface and upper-air observation network	158,822,000	186,599,000	35,000,000	380,421,000
Operation of upgraded meteorological satellite receiving and processing systems		4,528,000		4,528,000
Project(s)
Locally-funded Project(s)		52,010,000	361,403,000	413,413,000

Providing High Resolution (5km) Climate Change Projections in the Philippines Using Weather Research and Forecasting (WRF) Model		1,023,000	50,990,000	52,013,000
PAGASA Meteorological Information System Application Performance Management (APM) with Secure Edge Connectivity		30,000,000	36,700,000	66,700,000
PAGASA Unified Meteorological Information System (PUMIS) Storage Expansion		7,987,000	94,713,000	102,700,000

276	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Identity and Access Management with Active Directory for Database Management System				13,000,000		21,000,000		34,000,000
Improved Data Analytics on Weather Forecasting						158,000,000		158,000,000
FLOOD FORECASTING AND WARNING PROGRAM		17,845,000		36,734,000				54,579,000

Flood forecasting and hydro-meteorological services		17,845,000		22,010,000				39,855,000
Operation and maintenance of the flood forecasting and warning system for dam operation				14,724,000				14,724,000
RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM		37,250,000		28,812,000		90,000,000		156,062,000

Research on Atmospheric, Geophysical and Allied Sciences		37,250,000		25,630,000		90,000,000		152,880,000
Operation and maintenance of astronomical observatories/planetarium including the provisions of standard time services				3,182,000				3,182,000

Sub-total, Operations		281,849,000		344,129,000		486,403,000		1,112,381,000

TOTAL NEW APPROPRIATIONS	₱	510,358,000	₱	536,092,000	₱	567,088,000	₱	1,613,538,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	271,992

Total Permanent Positions	271,992

Other Compensation Common to All
Personnel Economic Relief Allowance	19,356
Representation Allowance	1,014
Transportation Allowance	1,014
Clothing and Uniform Allowance	4,980
Mid-Year Bonus	22,666
Year End Bonus	22,666
Cash Gift	4,150
Productivity Enhancement Incentive	4,150

Total Other Compensation Common on All	79,996

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	135,284

APRIL 29, 2019	OFFICIAL GAZETTE	277
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Night Shift Differential Pay	7,807

Total Other Compensation for Specific Groups	143,091

Other Benefits
PAG-IBIG Contributions	996
PhilHealth Contributions	3,520
Employees Compensation Insurance Premiums	955
Terminal Leave	9,808

Total Other Benefits	15,279

Total Personnel Services	510,358

Maintenance and Other Operating Expenses
Travelling Expenses	24,557
Training and Scholarship Expenses	23,566
Supplies and Materials Expenses	188,016
Utility Expenses	40,066
Communication Expenses	46,743
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	18,860
General Services	65,312
Repairs and Maintenance	83,130
Taxes, Insurance Premiums and Other Fees	36,157
Other Maintenance and Operating Expenses
Advertising Expenses	170
Printing and Publication Expenses	1,207
Representation Expenses	2,056
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	2,683
Membership Dues and Contributions to Organizations	50
Subscription Expenses	300
Other Maintenance and Operating Expenses	2,101

Total Maintenance and Other Operating Expenses	536,092

Total Current Operating Expenditures	1,046,450

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	18,500
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	503,348
Furniture, Fixtures and Books Outlay	240

Total Capital Outlays	567,088

TOTAL NEW APPROPRIATIONS	1,613,538

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

For general administration and support, and operations, as indicated hereunder	₱	1,204,966,000

New Appropriations, by Program

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GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	64,085,000	₱	35,072,000	₱	9,850,000	₱	109,007,000
Operations		120,278,000		975,681,000				1,095,959,000

NATIONAL AANR SECTOR R&D PROGRAM		120,278,000		975,681,000				1,095,959,000

TOTAL NEW APPROPRIATIONS	₱	184,363,000	₱	1,010,753,000	₱	9,850,000	₱	1,204,966,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development (PCAARRD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCAARRD’s website.

The PCAARRD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,295,000	₱	35,072,000	₱	9,850,000	₱	86,217,000
Administration of Personnel Benefits		22,790,000						22,790,000

Sub-total, General Administration and Support		64,085,000		35,072,000		9,850,000		109,007,000

Operations
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors		120,278,000		975,681,000				1,095,959,000

NATIONAL AANR SECTOR R&D PROGRAM		120,278,000		975,681,000				1,095,959,000

APRIL 29, 2019	OFFICIAL GAZETTE	279
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Development, integration and coordination of the National Research System for the AANR Sector		120,278,000		975,681,000				1,095,959,000

Sub-total, Operations		120,278,000		975,681,000				1,095,959,000

TOTAL NEW APPROPRIATIONS	₱	184,363,000	₱	1,010,753,000	₱	9,850,000	₱	1,204,966,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,908

Total Permanent Positions	95,908

Other Compensation Common to All
Personnel Economic Relief Allowance	5,424
Representation Allowance	810
Transportation Allowance	810
Clothing and Uniform Allowance	1,356
Honoraria	641
Mid-Year Bonus	7,992
Year End Bonus	7,992
Cash Gift	1,130
Productivity Enhancement Incentive	1,130

Total Other Compensation Common to All	27,285

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	36,675

Total Other Compensation for Specific Groups	36,675

Other Benefits
PAG-IBIG Contributions	271
PhilHealth Contributions	1,093
Employees Compensation Insurance Premiums	271
Retirement Gratuity	14,184
Loyalty Award - Civilian	70
Terminal Leave	8,606

Total Other Benefits	24,495

Total Personnel Services	184,363

280	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	9,510
Training and Scholarship Expenses	2,500
Supplies and Materials Expenses	8,362
Utility Expenses	9,000
Communication Expenses	9,328
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	12,803
General Services	10,755
Repairs and Maintenance	17,012
Financial Assistance/Subsidy	914,566
Taxes, Insurance Premiums and Other Fees	2,143
Other Maintenance and Operating Expenses
Advertising Expenses	148
Printing and Publication Expenses	3,600
Representation Expenses	4,970
Transportation and Delivery Expenses	500
Rent/Lease Expenses	3,594
Membership Dues and Contributions to Organizations	50
Subscription Expenses	1,794

Total Maintenance and Other Operating Expenses	1,010,753

Total Current Operating Expenditures	1,195,116

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,250
Machinery and Equipment Outlay	5,000
Transportation Equipment Outlays	2,600

Total Capital Outlays	9,850

TOTAL NEW APPROPRIATIONS	1,204,966

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	642,118,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,345,000	₱	3,992,000	₱	3,355,000	₱	21,692,000
Operations		26,932,000		588,494,000		5,000,000		620,426,000

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		26,932,000		588,494,000		5,000,000		620,426,000

TOTAL NEW APPROPRIATIONS	₱	41,277,000	₱	592,486,000	₱	8,355,000	₱	642,118,000

APRIL 29, 2019	OFFICIAL GAZETTE	281
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Health Research and Development (PCHRD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCHRD’s website.

The PCHRD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the fallowing activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,197,000	₱	3,992,000	₱	3,355,000	₱	21,544,000
Administration of Personnel Benefits		148,000						148,000

Sub-total, General Administration and Support		14,345,000		3,992,000		3,355,000		21,692,000

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare		26,932,000		588,494,000		5,000,000		620,426,000

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM		26,932,000		588,494,000		5,000,000		620,426,000

Development, Integration, Management and Coordination of the National Health Research System for Health and Related Fields		26,932,000		588,494,000				615,426,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

Renovation of DOST (Imelda) Building						5,000,000		5,000,000

Sub-total, Operations		26,932,000		588,494,000		5,000,000		620,426,000

TOTAL NEW APPROPRIATIONS	₱	41,277,000	₱	592,486,000	₱	8,355,000	₱	642,118,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

282	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Civilian Personnel
Permanent Positions
Basic Salary	25,792

Total Permanent Positions	25,792

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	318
Mid-Year Bonus	2,149
Year End Bonus	2,149
Cash Gift	265
Per Diems	199
Productivity Enhancement Incentive	265

Total Other Compensation Common to All	7,313

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	7,614

Total Other Compensation for Specific Groups	7,614

Other Benefits
PAG-IBIG Contributions	63
PhilHealth Contributions	284
Employees Compensation Insurance Premiums	63
Terminal Leave	148

Total Other Benefits	558

Total Personnel Services	41,277

Maintenance and Other Operating Expenses
Travelling Expenses	500
Training and Scholarship Expenses	680
Supplies and Materials Expenses	780
Utility Expenses	762
Communication Expenses	1,919
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	80
Professional Services	520
General Services	1,181
Repairs and Maintenance	349
Financial Assistance/Subsidy	584,100
Taxes, Insurance Premiums and Other Fees	450
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	150
Representation Expenses	300
Rent/Lease Expenses	100
Subscription Expenses	575

APRIL 29, 2019	OFFICIAL GAZETTE	283
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Total Maintenance and Other Operating Expenses	592,486

Total Current Operating Expenditures	633,763

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	1,155
Transportation Equipment Outlay	2,200

Total Capital Outlays	8,355

TOTAL NEW APPROPRIATIONS	642,118

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	714,578,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,658,000	₱	40,112,000	₱	150,000	₱	58,920,000
Operations		33,432,000		620,556,000		1,670,000		655,658,000

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		33,432,000		620,556,000		1,670,000		655,658,000

TOTAL NEW APPROPRIATIONS	₱	52,090,000	₱	660,668,000	₱	1,820,000	₱	714,578,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Industry, Energy and Emerging Technology Research and Development (PCIEERD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCIEERD’s website.

The PCIEERD shall send written notice when said reports have been submitted or posted on its website to the DBH, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

284	OFFICIAL GAZETTE	VOL. 115, NO. 17
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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,658,000	₱	40,112,000	₱	150,000	₱	58,920,000

Sub-total, General Administration and Support		18,658,000		40,112,000		150,000		58,920,000

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness		33,432,000		620,556,000		1,670,000		655,658,000

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM		33,432,000		620,556,000		1,670,000		655,658,000

Development, integration and coordination of the National Research System for Industry, Energy and Emerging Technology Sectors		33,432,000		618,935,000				652,367,000
Project(s)
Locally-Funded Project(s)				1,621,000		1,670,000		3,291,000

Development and Enhancement of PCIEERD’s Internal and Strategic Information Systems				1,621,000		1,670,000		3,291,000

Sub-total, Operations		33,432,000		620,556,000		1,670,000		655,658,000

TOTAL NEW APPROPRIATIONS	₱	52,090,000	₱	660,668,000	₱	1,820,000	₱	714,578,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								32,139

Total Permanent Positions								32,139

Other Compensation Common to All
Personnel Economic Relief Allowance Representation Allowance								1,440 522

APRIL 29, 2019	OFFICIAL GAZETTE	285
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Transportation Allowance	522
Clothing and Uniform Allowance	360
Honoraria	300
Mid-Year Bonus	2,679
Year End tonus	2,679
Cash Gift	300
Productivity Enhancement Incentive	300

Total Other Compensation Common to All	9,102

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	10,367

Total Other Compensation for Specific Groups	10,367

Other Benefits
PAG-IBIG Contributions	72
PhilHealth Contributions	338
Employees Compensation Insurance Premiums	72

Total Other Benefits	482

Total Personnel Services	52,090

Maintenance and Other Operating Expenses
Travelling Expenses	1,343
Training and Scholarship Expenses	2,124
Supplies and Materials Expenses	3,371
Utility Expenses	2,490
Communication Expenses	928
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	12,157
General Services	1,628
Repairs and Maintenance	1,591
Financial Assistance/Subsidy	613,922
Taxes, Insurance Premiums and Other Fees Other Maintenance and Operating Expenses	770
Advertising Expenses	94
Printing and Publication Expenses	110
Representation Expenses	110
Rent/Lease Expenses	110
Subscription Expenses	19,820

Total Maintenance and Other Operating Expenses	660,668

Total Current Operating Expenditures	712,758

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,820

Total Capital Outlays	1,820

TOTAL NEW APPROPRIATIONS	714,578

286	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	501,978,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	58,357,000	₱	31,019,000	₱	4,870,000	₱	94,246,000
Support to Operations				1,344,000				1,344,000
Operations		69,005,000		159,648,000		177,735,000		406,388,000

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM		46,398,000		95,733,000		153,305,000		295,436,000
VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM		13,932,000		52,237,000		20,780,000		86,949,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM		8,675,000		11,678,000		3,650,000		24,003,000

TOTAL NEW APPROPRIATIONS	₱	127,362,000	₱	192,011,000	₱	182,605,000	₱	501,978,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Institute of Volcanology and Seismology (PHIVOLCS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PHIVOLCS’ website.

The PHIVOLCS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the fallowing activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,377,000	₱	31,019,000	₱	4,870,000	₱	88,266,000

APRIL 29, 2019	OFFICIAL GAZETTE	287
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits	5,980,000			5,980,000

Sub-total, General Administration and Support	58,357,000	31,019,000	4,870,000	94,246,000

Support to Operations
Participation in national and international scientific and technological societies and conferences/meetings		1,344,000		1,344,000

Sub-total, Support to Operations		1,344,000		1,344,000

Operations
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards	69,005,000	159,648,000	177,735,000	406,388,000

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM	46,398,000	95,733,000	153,305,000	295,436,000

Operations and development of volcano monitoring and warning systems	19,985,000	23,452,000	63,700,000	107,137,000
Operations and development of earthquake monitoring and information systems	26,413,000	37,783,000	41,735,000	105,931,000
Operations and development of tsunami monitoring and warning systems		18,998,000		18,998,000
Project(s)
Locally-Funded Project(s)		15,500,000	47,870,000	63,370,000

Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring - Rehabilitation of volcano monitoring stations			2,000,000	2,000,000
Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring - Construction of seismic vaults and housing for volcano monitoring			16,000,000	16,000,000
Rehabilitation of Volcano Observatories and Construction of Seismic Vaults and Housing for Volcano Monitoring and Unmanned Seismic Stations for Earthquake Monitoring - Construction of unmanned seismic stations for earthquake monitoring			10,500,000	10,500,000
Rehabilitation of Earthquake Monitoring Stations		8,000,000	19,370,000	27,370,000
Enhancement of Volcano, Earthquake and Tsunami Warning Systems for Disaster Risk Reduction in the Philippines - Counterpart Fund for JICA Grant Aid Project		7,500,000		7,500,000

288	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM		13,932,000		52,237,000		20,780,000		86,949,000

Volcanological, Seismological and geophysical instrumentation research and development				7,459,000				7,459,000
Volcanic, earthquake and tsunami hazard mapping and risk assessment				3,024,000				3,024,000
Geo-scientific research and development and prediction studies on volcanic systems, earthquakes and tsunami		13,932,000		2,403,000		19,500,000		35,835,000
Project(s)
Locally-Funded Project(s)				39,351,000		1,280,000		40,631,000

DYNASLOPE: Development of Site - Specific Threshold for Deep-seated Landslides and Slope Failures				39,351,000		1,280,000		40,631,000
VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM		8,675,000		11,678,000		3,650,000		24,003,000

Information, education and communication activities for the promotion of disaster preparedness and risk reduction		8,675,000		6,978,000		3,250,000		18,903,000
Project(s)
Locally-Funded Project(s)				4,700,000		400,000		5,100,000

REDAS: Capacity-building of Philippine Local Communities or the use of REDAS Software				4,700,000		400,000		5,100,000

Sub-total, Operations		69,005,000		159,648,000		177,735,000		406,388,000

TOTAL NEW APPROPRIATIONS	₱	127,362,000	₱	192,011,000	₱	182,605,000	₱	501,978,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	64,043

Total Permanent Positions	64,043

Other Compensation Common to All
Personnel Economic Relief Allowance	4,656
Representation Allowance	282

APRIL 29, 2019	OFFICIAL GAZETTE	289
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Transportation Allowance	282
Clothing and Uniform Allowance	1,164
Mid-Year Bonus	5,337
Year End Bonus	5,337
Cash Gift	970
Productivity Enhancement Incentive	970

Total Other Compensation Common to All	18,998

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	33,986
Night Shift Differential Pay	3,000

Total Other Compensation for Specific Groups	36,986

Other Benefits
PAG-IBIG Contributions	233
PhilHealth Contributions	794
Employees Compensation Insurance Premiums	233
Loyalty Award - Civilian	95
Terminal Leave	5,980

Total Other Benefits	7,335

Total Personnel Services	127,362

Maintenance and Other Operating Expenses
Travelling Expenses	32,180
Training and Scholarship Expenses	16,141
Supplies and Materials Expenses	21,920
Utility Expenses	12,716
Communication Expenses	17,156
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	29,735
General Services	8,792
Repairs and Maintenance	26,377
Taxes, Insurance Premiums and Other Fees	6,873
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,570
Representation Expenses	745
Transportation and Delivery Expenses	1,435
Rent/Lease Expenses	14,100
Membership Dues and Contributions to Organizations	50
Subscription Expenses	400
Other Maintenance and Operating Expenses	1,603

Total Maintenance and Other Operating Expenses	192,011

Total Current Operating Expenditures	319,373

Capital Outlays
Property, plant and Equipment Outlay
Buildings and Other Structures	47,870
Machinery and Equipment Outlay	124,135

290	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Transportation Equipment Outlay	7,600
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	182,605

TOTAL NEW APPROPRIATIONS	501,978

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	347,733,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	68,803,000	₱	79,838,000	₱		₱	148,641,000
Support to Operations				12,737,000		43,435,000		56,172,000
Operations		101,919,000		41,001,000				142,920,000

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM		37,292,000		6,146,000				43,438,000
NUCLEAR SCIENCES AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM		46,754,000		34,022,000				80,776,000
NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM		17,873,000		833,000				18,706,000

TOTAL NEW APPROPRIATIONS	₱	170,722,000	₱	133,576,000	₱	43,435,000	₱	347,733,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Nuclear Research Institute (PNRI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PNRI’s website.

The PNRI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	291
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PROGRAMS
General Administration and Support
General Management and Supervision	₱	61,356,000	₱	79,672,000		₱	141,028,000
Human Resource Development				166,000			166,000
Administration of Personnel Benefits		7,447,000					7,447,000

Sub-total, General Administration and Support		68,003,000		79,838,000			148,641,000

Support to Operations
Nuclear Power Program in support to Executive Order No. 243				75,000			75,000
Nuclear and Radiation Facilities Utilization				68,000			68,000
Capacity Building for Nuclear S&T under the Framework of Multilateral and Bilateral Cooperation				763,000			763,000
Project(s)
Locally-Funded Project(s)				11,831,000	43,435,000		55,266,000

Upgrading of ARC Building					10,000,000		10,000,000
Upgrading of Entomology Modular Laboratory					4,245,000		4,245,000
Completion of Environmental Building					2,000,000		2,000,000
Capacity Building to Utilize the Philippine Research Reactor-I (PRR-I) Triga Fuel Subcritical Assembly to Re-establish Nuclear Science Knowledge and Expertise in the Philippines				6,750,000	3,690,000		10,440,000
Establishment of a Two-Storey Radiation Protection Services Facility				1,000,000	5,700,000		6,700,000
Establishment of Real-time Radiation Monitoring System in the Philippines				3,600,000	13,800,000		17,400,000
Implementation of Strategic Information Systems for Nuclear Safety and Provision of Nuclear Allied Services in the Philippines				416,000	3,390,000		3,806,000
Development of a Web-based Office Information Management System				65,000	610,000		675,000

Sub-total, Support to Operations				12,737,000	43,435,000		56,172,000

Operations
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies		84,046,000		40,168,000			124,214,000

292	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM		37,292,000		6,146,000				43,438,000

Nuclear Research Technology Development and Application		37,292,000		6,146,000				43,438,000
NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM		46,754,000		34,022,000				80,776,000

Nuclear and Allied Services		32,518,000		32,435,000				64,953,000
Diffusion and Transfer of Nuclear Knowledge and Technologies		14,236,000		1,587,000				15,823,000
Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials		17,873,000		833,000				18,706,000

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARD PROGRAM		17,873,000		833,000				18,706,000

Nuclear Regulations, Licensing, Inspection and Security and Safeguards		17,873,000		833,000				18,706,000

Sub-total, Operations		101,919,000		41,001,000				142,920,000

TOTAL NEW APPROPRIATIONS	₱	170,722,000	₱	133,576,000	₱	43,435,000	₱	347,733,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,523

Total Permanent Positions	95,523

Other Compensation Common to All
Personnel Economic Relief Allowance	5,352
Representation Allowance	768
Transportation Allowance	768
Clothing and Uniform Allowance	1,338
Mid-Year Bonus	7,959
Year End Bonus	7,959
Cash Gift	1,115
Productivity Enhancement Incentive	1,115

Total Other Compensation Common to All	26,374

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	39,746

APRIL 29, 2019	OFFICIAL GAZETTE	293
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Total Other Compensation for Specific Groups	39,746

Other Benefits
PAG-IBIG Contributions	268
PhilHealth Contributions	1,096
Employees Compensation Insurance Premiums	268
Terminal leave	7,447

Total Other Benefits	9,079

Total Personnel Services	170,722

Maintenance and Other Operating Expenses
Travelling Expenses	1,880
Training and Scholarship Expenses	280
Supplies and Materials Expenses	32,802
Utility Expenses	14,000
Communication Expenses	4,982
Awards/Rewards and Prizes	150
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	8,516
General Services	9,500
Repairs and Maintenance	11,289
Taxes, Insurance Premiums and Other Fees	1,750
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	220
Representation Expenses	775
Transportation and Delivery Expenses	350
Rent/lease Expenses	45,802
Membership Dues and Contributions to Organizations	300
Subscription Expenses	500
Other Maintenance and Operating Expenses	200

Total Maintenance and Other Operating Expenses	133,576

Total Current Operating Expenditures	304,298

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	24,390
Machinery and Equipment Outlay	18,850
Furniture, Fixtures and Books Outlay	195

Total Capital Outlays	43,435

TOTAL NEW APPROPRIATIONS	347,733

O. PHILIPPINE SCIENCE HIGH SCHOOL

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,614,234,000

New Appropriations, by Program

294	OFFICIAL GAZETTE	VOL. 115, NO. 17
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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	224,794,000	₱	47,039,000	₱	7,487,000	₱	279,320,000
Operations		796,939,000		745,993,000		791,982,000		2,334,914,000

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM		795,889,000		718,678,000		791,982,000		2,306,549,000
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM		1,050,000		27,315,000				28,365,000

TOTAL NEW APPROPRIATIONS	₱	1,021,733,000	₱	793,032,000	₱	799,469,000	₱	2,614,234,000

Special Provision(s)

1. School Fees. Of the amounts appropriated herein, Four Million One Hundred Thousand Pesos (₱4,100,000) shall be used for the improvement of information technology facilities, laboratory and office equipment, and furniture and fixtures sourced From fees collected by each Philippine Science High School (PSHS) for school-related Activities in accordance with Section 8 (k) of R.A. No. 9036.

Release of funds shall be subject to the approval of the PSHS System Board of Trustees, and the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Funds for Local Scholarships. In the over-all programming of the scholarship grants, the PSHS shall ensure that the full requirements of existing scholars are considered to guarantee their continued funding.

3. Reporting and Posting Requirements. The PSHS shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PSHS’ website.

The PSHS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,465,000	₱	47,039,000	₱	7,487,000	₱	75,991,000

National Capital Region (NCR)		21,465,000		47,039,000		7,487,000		75,991,000

Office of the Executive Director (Central office)		21,465,000		47,039,000		7,487,000		75,991,000

APRIL 29, 2019	OFFICIAL GAZETTE	295
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Administration of Personnel Benefits	203,329,000	203,329,000

National Capital Region (NCR)	31,060,000	31,060,000

Office of the Executive Director (Central Office)	2,350,000	2,350,000
Diliman Campus	28,710,000	28,710,000
Region I - Ilocos	8,064,000	8,064,000

Ilocos Region Campus	8,064,000	8,064,000
Cordillera Administrative Region (CAR)	11,008,000	11,008,000

Cordillera Administrative Region Campus	11,008,000	11,008,000
Region II - Cagayan Valley	9,569,000	9,569,000

Cagayan Valley Campus	9,569,000	9,569,000
Region III - Central Luzon	16,018,000	16,018,000

Central Luzon Campus	16,018,000	16,018,000
Region IVA - CALABARZON	10,714,000	10,714,000

CALABARZON Region Campus	10,714,000	10,714,000
Region IVB - MIMAROPA	9,885,000	9,885,000

MIMAROPA Region Campus	9,885,000	9,885,000
Region V - Bicol	8,689,000	8,689,000

Bicol Region Campus	8,689,000	8,689,000
Region VI - Western Visayas	3,731,000	3,731,000

Western Visayas Campus	3,731,000	3,731,000
Region VII - Central Visayas	14,626,000	14,626,000

Central Visayas Campus	14,626,000	14,626,000
Region VIII - Eastern Visayas	14,990,000	14,990,000

Eastern Visayas Campus	14,990,000	14,990,000
Region IX - Zamboanga Peninsula	9,514,000	9,514,000

Zamboanga Peninsula Region Campus	9,514,000	9,514,000
Region X - Northern Mindanao	11,086,000	11,086,000

Central Mindanao Campus	11,086,000	11,086,000
Region XI - Davao	5,407,000	5,407,000

Southern Mindanao Campus	5,407,000	5,407,000

296	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XII - SOCCSKSARGEN	16,969,000			16,969,000

SOCCSKSARGEN Region Campus	16,969,000			16,969,000
Region XIII - CARAGA	21,999,000			21,999,000

CARAGA Region Campus	21,999,000			21,999,000

Sub-total, General Administration and Support	224,794,000	47,039,000	7,487,000	279,320,000

Operations
Increased competitiveness of Filipinos in Science and Engineering	796,939,000	745,993,000	791,982,000	2,334,914,000

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM	795,889,000	718,678,000	791,982,000	2,306,549,000

Operation of school Campuses	791,660,000	695,058,000	285,162,000	1,771,880,000

National Capital Region (NCR)	140,991,000	103,619,000	33,000,000	277,610,000

Diliman Campus	140,991,000	103,619,000	33,000,000	277,610,000
Region I - Ilocos	56,675,000	41,141,000	22,545,000	120,361,000

Ilocos Region Campus	56,675,000	41,141,000	22,545,000	120,361,000
Cordillera Administrative Region (CAR)	52,550,000	42,718,000	9,425,000	104,693,000

Cordillera Administrative Region Campus	52,550,000	42,718,000	9,425,000	104,693,000
Region II - Cagayan Valley	.54,209,000	42,697,000	22,650,000	119,556,000

Cagayan Valley Campus	54,209,000	42,697,000	22,650,000	119,556,000
Region III - Central Luzon	46,343,000	43,477,000	13,800,000	103,620,000

Central Luzon Campus	46,343,000	43,477,000	13,800,000	103,620,000
Region IVA - CALABARZON	24,978,000	37,184,000	25,150,000	87,312,000

CALABARZON Region Campus	24,978,000	37,184,000	25,150,000	87,312,000
Region IVB - MIMAROPA	12,694,000	26,703,000	18,650,000	58,047,000

MIMAROPA Region Campus	12,694,000	26,703,000	18,650,000	58,047,000
Region V - Bicol	57,161,000	40,938,000	13,041,000	111,140,000

Bicol Region Campus	57,161,000	40,938,000	13,041,000	111,140,000
Region VI - Western Visayas	66,807,000	45,413,000	9,150,000	121,370,000

Western Visayas Campus	66,807,000	45,413,000	9,150,000	121,370,000

APRIL 29, 2019	OFFICIAL GAZETTE	297
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Region VII - Central Visayas	46,036,000	42,903,000	22,450,000	111,389,000

Central Visayas Campus	46,036,000	42,903,000	22,450,000	111,389,000
Region VIII - Eastern Visayas	49,016,000	43,987,000	18,000,000	111,003,000

Eastern Visayas Campus	49,016,000	43,987,000	18,000,000	111,003,000
Region IX - Zamboanga Peninsula	12,952,000	23,669,000	8,950,000	45,571,000

Zamboanga Peninsula Region Campus	12,952,000	23,669,000	8,950,000	45,571,000
Region X - Northern Mindanao	55,081,000	42,200,000	13,000,000	110,281,000

Central Mindanao Campus	55,081,000	42,200,000	13,000,000	110,281,000
Region XI - Davao	61,445,000	41,787,000	20,800,000	124,032,000

Southern Mindanao Campus	61,445,000	41,787,000	20,800,000	124,032,000
Region XII - SOCCSKSARGEN	33,648,000	40,673,000	19,408,000	93,729,000

SOCCSKSARGEN Region Campus	33,648,000	40,673,000	19,408,000	93,729,000
Region XIII - CARAGA	21,074,000	35,949,000	15,143,000	72,166,000

CARAGA Region Campus	21,074,000	35,949,000	15,143,000	72,166,000
Policy Formulation, Program Planning and Standards Development	4,229,000	23,620,000		27,849,000

National Capital Region (NCR)	4,229,000	23,620,000		27,849,000

Office of the Executive Director (Central Office)	4,229,000	23,620,000		27,849,000
Project(s)
Locally-Funded Project(s)			506,820,000	506,820,000

Rehabilitation of School Buildings			25,000,000	25,000,000

National Capital Region (NCR)			25,000,000	25,000,000

Diliman Campus			25,000,000	25,000,000
Improvement of Dormitory Building for Boys			16,000,000	16,000,000

Region II - Cagayan Valley			8,000,000	8,000,000

Cagayan Valley Campus			8,000,000	8,000,000
Region XI - Davao			8,000,000	8,000,000

Southern Mindanao Campus			8,000,000	8,000,000
Improvement of Dormitory Building for Girls			8,000,000	8,000,000

Region XI - Davao			8,000,000	8,000,000

Southern Mindanao Campus			8,000,000	8,000,000

298	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Completion of School Canteen	5,000,000	5,000,000

Region II - Cagayan Valley	5,000,000	5,000,000

Cagayan Valley Campus	5,000,000	5,000,000
Site Development	105,320,000	105,320,000

Cordillera Administrative Region (CAR)	8,000,000	8,000,000

Cordillera Administrative Region Campus	8,000,000	8,000,000
Region II - Cagayan Valley	10,000,000	10,000,000

Cagayan Valley Campus	10,000,000	10,000,000
Region IVA - CALABARZON	10,000,000	10,000,000

CALABARZON Region Campus	10,000,000	10,000,000
Region IVB - MIMAROPA	15,000,000	15,000,000

MIMAROPA Region Campus	15,000,000	15,000,000
Region V - Bicol	7,000,000	7,000,000

Bicol Region Campus	7,000,000	7,000,000
Region VII - Central Visayas	12,320,000	12,320,000

Central Visayas Campus	12,320,000	12,320,000
Region VIII - Eastern Visayas	15,000,000	15,000,000

Eastern Visayas Campus	15,000,000	15,000,000
Region IX - Zamboanga Peninsula	10,000,000	10,000,000

Zamboanga Peninsula Region Campus	10,000,000	10,000,000
Region XII - SOCCSKSARGEN	3,000,000	3,000,000

SOCCSKSARGEN Region Campus	3,000,000	3,000,000
Region XIII - CARAGA	15,000,000	15,000,000

CARAGA Region Campus	15,000,000	15,000,000
Completion of Multi-purpose Gymnasium	30,000,000	30,000,000

Region XII - SOCCSKSARGEN	30,000,000	30,000,000

SOCCSKSARGEN Region Campus	30,000,000	30,000,000
Completion of Retaining Malls/Ripraps	20,000,000	20,000,000

Region VII - Central Visayas	20,000,000	20,000,000

Central Visayas Campus	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	299
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Completion of Science Research Facility	40,000,000	40,000,000

Region X - Northern Mindanao	40,000,000	40,000,000

Central Mindanao Campus	40,000,000	40,000,000
Completion of Electrical System	12,000,000	12,000,000

Region II - Cagayan Valley	7,000,000	7,000,000

Cagayan Valley Campus	7,000,000	7,000,000
Region IVB - MIMAROPA	5,000,000	5,000,000

MIMAROPA Region Campus	5,000,000	5,000,000
Completion of Student Learning Resource Center	25,000,000	25,000,000

Region II - Cagayan Valley	5,000,000	5,000,000

Cagayan Valley Campus	5,000,000	5,000,000
Region III - Central Luzon	20,000,000	20,000,000

Central Luzon Campus	20,000,000	20,000,000
Improvement of Water System	21,000,000	21,000,000

Region II - Cagayan Valley	8,000,000	8,000,000

Cagayan Valley Campus	8,000,000	8,000,000
Region VII - Central Visayas	8,000,000	8,000,000

Central Visayas Campus	8,000,000	8,000,000
Region XII - SOCCSKSARGEN	5,000,000	5,000,000

SOCCSKSARGEN Region Campus	5,000,000	5,000,000
Rehabilitation of Multi-purpose Gymnasium	8,000,000	8,000,000

Region XI - Davao	8,000,000	8,000,000

Southern Mindanao Campus	8,000,000	8,000,000
Renovation of Guard House and Waiting Area	1,500,000	1,500,000

Region I - Ilocos	1,500,000	1,500,000

Ilocos Region Campus	1,500,000	1,500,000
Improvement of Sports Complex	6,500,000	6,500,000

Region I - Ilocos	6,500,000	6,500,000

Ilocos Region Campus	6,500,000	6,500,000

300	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Upgrading no Electrical System	15,000,000	15,000,000

Region I - Ilocos	7,500,000	7,500,000

Ilocos Region Campus	7,500,000	7,500,000
Region V - Bicol	7,500,000	7,500,000

Bicol Region Campus	7,500,000	7,500,000
Completion of Dormitory Building for Girls	10,000,000	10,000,000

Region VI - Western Visayas	10,000,000	10,000,000

Western Visayas Campus	10,000,000	10,000,000
Completion of Dormitory Building for Boys	10,000,000	10,000,000

Region VI - Western Visayas	10,000,000	10,000,000

Western Visayas Campus	10,000,000	10,000,000
Completion of Dormitory Building II	20,000,000	20,000,000

Region III - Central Luzon	20,000,000	20,000,000

Central Luzon Campus	20,000,000	20,000,000
Completion of Canteen and Student Activity Center	15,000,000	15,000,000

Region IVB - MIMAROPA	15,000,000	15,000,000

MIMAROPA Region Campus	15,000,000	15,000,000
Completion of PSHS System Training and Administration Center	8,500,000	8,500,000

National Capital Region (NCR)	8,500,000	8,500,000

Office of the Executive Director (Central Office)	8,500,000	8,500,000
Completion of New Academic Building	20,000,000	20,000,000

Region VI - Western Visayas	20,000,000	20,000,000

Western Visayas Campus	20,000,000	20,000,000
Completion of Academic Building II	8,000,000	8,000,000

Region XI - Davao	8,000,000	8,000,000

Southern Mindanao Campus	8,000,000	8,000,000
Implementation of K-12 Program (MITHI-ICT Infrastructure)	48,000,000	48,000,000

Region I - Ilocos	3,000,000	3,000,000

Ilocos Region Campus	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	301
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Cordillera Administrative Region (CAR)	500,000	500,000

Cordillera Administrative Region Campus	500,000	500,000
Region II - Cagayan Valley	3,000,000	3,000,000

Cagayan Valley Campus	3,000,000	3,000,000
Region III - Central Luzon	1,500,000	1,500,000

Central Luzon Campus	1,500,000	1,500,000
Region IVA - CALABARZON	5,000,000	5,000,000

CALABARZON Region Campus	5,000,000	5,000,000
Region IVB - MIMAROPA	3,000,000	3,000,000

MIMAROPA Region Campus	3,000,000	3,000,000
Region V - Bicol	3,000,000	3,000,000

Bicol Region Campus	3,000,000	3,000,000
Region VI - Western Visayas	1,500,000	1,500,000

Western Visayas Campus	1,500,000	1,500,000
Region VII - Central Visayas	5,500,000	5,500,000

Central Visayas Campus	5,500,000	5,500,000
Region X - Northern Mindanao	7,000,000	7,000,000

Central Mindanao Campus	7,000,000	7,000,000
Region XI - Davao	3,000,000	3,000,000

Southern Mindanao Campus	3,000,000	3,000,000
Region XII - SOCCSKSARGEN	7,000,000	7,000,000

SOCCSKSARGEN Region Campus	7,000,000	7,000,000
Region XIII - CARAGA	5,000,000	5,000,000

CARAGA Region Campus	5,000,000	5,000,000
Completion of Water System	10,000,000	10,000,000

Region IVB - MIMAROPA	10,000,000	10,000,000

MIMAROPA Region Campus	10,000,000	10,000,000
Implementation of K-12 Program (MITHI-Information Systems)	19,000,000	19,000,000

National Capital Region (NCR)	19,000,000	19,000,000

Office of the Executive Director (Central Office)	12,000,000	12,000,000

302	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Diliman Campus						7,000,000		7,000,000
SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM		1,050,000		27,315,000				28,365,000

National Competitive Examination (MCE)		1,050,000		17,630,000				18,680,000

National Capital Region (NCR)		1,050,000		17,630,000				18,680,000

Office of the Executive Director (Central Office)		1,050,000		17,630,000				18,680,000
STEM Promotional Activities				9,685,000				9,685,000

National Capital Region (NCR)				9,685,000				9,685,000

Office of the Executive Director (Central Office)				9,685,000				9,685,000

Sub-total, Operations		796,939,000		745,993,000		791,982,000		2,334,914,000

TOTAL NEW APPROPRIATIONS	₱	1,021,733,000	₱	793,032,000	₱	799,469,000	₱	2,614,234,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	538,588
Creation of New Positions	44,512

Total Permanent Positions	583,100

Other Compensation Common to All
Personnel Economic Relief Allowance	26,688
Representation Allowance	3,762
Transportation Allowance	3,762
Clothing and Uniform Allowance	6,672
Honoraria	685
Mid-Year Bonus	44,885
Year End Bonus	44,885
Cash Gift	5,560
Productivity Enhancement Incentive	5,560

Total Other Compensation Common to All	142,459

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	126,070
Lump-sum for Filling of Positions	157,281
Anniversary Bonus	693

Total Other Compensation for Specific Groups	284,044

APRIL 29, 2019	OFFICIAL GAZETTE	303
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Other Benefits
PAG-IBIG Contributions	1,333
PhilHealth Contributions	5,751
Employees Compensation Insurance Premiums	1,333
Loyalty Award	675
Terminal Leave	1,536

Total Other Benefits	10,628

Non-Permanent Positions	1,502

Total Personnel Services	1,021,733

Maintenance and Other Operating Expenses
Travelling Expenses	32,368
Training and Scholarship Expenses	394,889
Supplies and Materials Expenses	94,107
Utility Expenses	67,025
Communication Expenses	18,985
Awards/Rewards and Prizes	400
Survey, Research, Exploration and Development Expenses	740
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,686
Professional Services	22,411
General Services	82,124
Repairs and Maintenance	32,471
Taxes, Insurance Premiums and Other Fees	10,152
Labor and Wages	2,212
Other Maintenance and Operating Expenses
Advertising Expenses	4,742
Printing and Publication Expenses	8,451
Representation Expenses	6,348
Transportation and Delivery Expenses	1,135
Rent/Lease Expenses	10,593
Membership Dues and Contributions to Organizations	208
Subscription Expenses	1,585
Other Maintenance and Operating Expenses	400

Total Maintenance and Other Operating Expenses	793,032

Total Current Operating Expenditures	1,814,765

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	125,320
Infrastructure Outlay	58,000
Buildings and Other Structures	256,500
Machinery and Equipment Outlay	281,630
Transportation Equipment Outlay	11,100
Furniture, Fixtures and Books Outlay	37,111
Intangible Assets Outlay	29,808

Total Capital Outlays	799,469

TOTAL NEW APPROPRIATIONS	2,614,234

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P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	129,125,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	26,876,000	₱	8,428,000	₱		₱	35,304,000
Operations		27,571,000		16,483,000		49,767,000		93,821,000

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		11,374,000		11,371,000		29,357,000		52,102,000
TEXTILE S&T SERVICES PROGRAM		12,134,000		2,408,000		6,410,000		20,952,000
TEXTILE TECHNOLOGY TRANSFER PROGRAM		4,063,000		2,704,000		14,000,000		20,767,000

TOTAL NEW APPROPRIATIONS	₱	54,447,000	₱	24,911,000	₱	49,767,000	₱	129,125,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Textile Research Institute (PTRI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PTRI’s website.

The PTRI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,473,000	₱	8,127,000	₱	₱	34,600,000
Human Resource Development				301,000			301,000
Administration of Personnel Benefits		403,000					403,000

Sub-total, General Administration and Support		26,876,000		8,428,000			35,304,000

APRIL 29, 2019	OFFICIAL GAZETTE	305
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Operations
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions		27,571,000		16,483,000		49,767,000		93,821,000

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM		11,374,000		11,371,000		29,357,000		52,102,000

Scientific research studies on chemical and physical characterization and optimization of textile raw materials and textile product properties and end-use diversification		11,374,000		4,007,000		16,850,000		32,231,000
Project(s)
Locally-Funded Project(s)				7,364,000		12,507,000		19,871,000

Upgrading of the PTRI’s Technology Business Incubation (TBI)						2,580,000		2,580,000
Genome-based Approach to Philippine Silkworm Germplasm Maintenance and Hybridization, Phase 1				1,772,000				1,772,000
Support to the Development of Mindanao Silk through the PTRI Technology Center in Misaims Oriental				2,571,000		6,927,000		9,498,000
Revitalization of Sericulture in the Cordillera Administrative Region				1,932,000		3,000,000		4,932,000
Support for Productivity Enhancement of Sericulture, Handloom Heaving and Natural Dyeing in Negros Occidental				1,089,000				1,089,000
TEXTILE S&T SERVICES PROGRAM		12,134,000		2,408,000		6,410,000		20,952,000

Testing of raw materials and allied products and provision of technical assistance to the textile, garments and allied industries on textile processing and machinery utilization		12,134,000		2,408,000		6,410,000		20,952,000
TEXTILE TECHNOLOGY TRANSFER PROGRAM		4,063,000		2,704,000		14,000,000		20,767,000

Dissemination of textile information and provision of documentation of services to textile millers and allied industries		4,063,000		1,204,000				5,267,000
Project(s)
Locally-Funded Project(s)				1,500,000		14,000,000		15,500,000

Repair and Renovation of PTRI Administration and Laboratory Building				1,500,000		14,000,000		15,500,000

Sub-total, Operations		27,571,000		16,483,000		49,767,000		93,821,000

TOTAL NEW APPROPRIATIONS	₱	54,447,000	₱	24,911,000	₱	49,767,000	₱	129,125,000

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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,416

Total Permanent Positions	30,416

Other Compensation Common to All
Personnel Economic Relief Allowance	1,992
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	498
Mid-Year Bonus	2,535
Year End Bonus	2,535
Cash Gift	415
Productivity Enhancement Incentive	415

Total Other Compensation Common to All	8,846

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	14,137

Total Other Compensation for Specific Groups	14,137

Other Benefits
PAG-IBIG Contributions	100
PhilHealth Contributions	366
Employees Compensation Insurance Premiums	100
Loyalty Award - Civilian	79
Terminal Leave	403

Total Other Benefits	1,048

Total Personnel Services	54,447

Maintenance and Other Operating Expenses
Travelling Expenses	654
Training and Scholarship Expenses	214
Supplies and Materials Expenses	4,124
Utility Expenses	5,608
Communication Expenses	471
Awards/Rewards and Prizes	91
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	7,378
General Services	3,517
Repairs and Maintenance	1,170

APRIL 29, 2019	OFFICIAL GAZETTE	307
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Taxes, Insurance Premiums and Other Fees	708
Other Maintenance and Operating Expenses
Advertising Expenses	129
Printing and Publication Expenses	82
Representation Expenses	273
Transportation and Delivery Expenses	298
Rent/Lease Expenses	28
Subscription Expenses	47
Other Maintenance and Operating Expenses	1

Total Maintenance and Other Operating Expenses	24,911

Total Current Operating Expenditures	79,358

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	34,767

Total Capital Outlays	49,767

TOTAL NEW APPROPRIATIONS	129,125

Q. SCIENCE EDUCATION INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	4,509,060,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

PROGRAMS
General Administration and Support	₱	26,475,000	₱	6,925,000	₱	5,790,000	₱	39,190,000
Operations		21,550,000		4,448,320,000				4,469,870,000

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		7,044,000		4,418,294,000				4,425,338,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		14,506,000		30,026,000				44,532,000

TOTAL NEW APPROPRIATIONS	₱	48,025,000	₱	4,455,245,000	₱	5,790,000	₱	4,509,060,000

Special Provision(s)

1. Funds for Local and Foreign Scholarships. In the over-all programming of the scholarship grants, the Science Education Institute (SEI) shall ensure that the full requirements of existing scholars are considered to guarantee their continued funding.

2. Reporting and Posting Requirements. The SEI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) SEI’s website.

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The SEI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,722,000	₱	6,925,000	₱	5,790,000	₱	32,437,000
Administration of Personnel Benefits		6,753,000						6,753,000

Sub-total, General Administration and Support		26,475,000		6,925,000		5,790,000		39,190,000

Operations
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced		21,550,000		4,448,320,000				4,469,870,000

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM		7,044,000		4,418,294,000				4,425,338,000

Development and Administration of S&T Scholarship Programs, Awards and Grants for Graduate Level		3,238,000		2,531,527,000				2,534,765,000
Development and Administration of S&T Scholarship Programs, Awards and Grants for Undergraduate Level		3,806,000		1,886,767,000				1,890,573,000
SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM		14,506,000		30,026,000				44,532,000

Research, Promotion and Development of S&T Education and Training		14,506,000		28,974,000				43,480,000
Project(s)
Locally-Funded Project(s)				1,052,000				1,052,000

Support to the Presidential Committee Implementing PD 997				1,052,000				1,052,000

Sub-total, Operations		21,550,000		4,448,320,000				4,469,870,000

TOTAL NEW APPROPRIATIONS		₱48,025,000	₱	4,455,245,000	₱	5,790,000	₱	4,509,060,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	309
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,727

Total Permanent Positions	25,727

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	390
Transportation Allowance	390
Clothing and Uniform Allowance	288
Mid-Year Bonus	2,144
Year End Bonus	2,144
Cash Gift	240
Productivity Enhancement Incentive	240

Total Other Compensation Common to All	6,988

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,165

Total Other Compensation for Specific Groups	8,165

Other Benefits
PAG-IBIG Contributions	57
PhilHealth Contributions	278
Employees Compensation Insurance Premiums	57
Retirement Gratuity	5,787
Terminal Leave	966

Total Other Benefits	7,145

Total Personnel Services	48,025

Maintenance and Other Operating Expenses
Travelling Expenses	1,220
Training and Scholarship Expenses	4,441,574
Supplies and Materials Expenses	2,513
Utility Expenses	3,000
Communication Expenses	1,740
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	91
Professional Services	862
General Services	2,700
Repairs and Maintenance	500
Taxes, Insurance Premiums and Other Fees	900
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	30
Subscription Expenses	95

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Total Maintenance and Other Operating Expenses	4,455,245

Total Current Operating Expenditures	4,503,270

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,944
Intangible Assets Outlay	846

Total Capital Outlays	5,790

TOTAL NEW APPROPRIATIONS	4,509,060

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	93,703,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,464,000	₱	8,693,000	₱	6,789,000	₱	32,946,000
Operations		19,583,000		41,174,000				60,757,000

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM		19,583,000		41,174,000				60,757,000

TOTAL NEW APPROPRIATIONS	₱	37,047,000	₱	49,867,000	₱	6,789,000	₱	93,703,000

Special Provision(s)

1. Reporting and Posting Requirements. The Science and Technology Information Institute (STII) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) STII’s website.

The STII shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	311
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,464,000	₱	8,693,000	₱	6,789,000	₱	32,946,000

Sub-total, General Administration and Support		17,464,000		8,693,000		6,789,000		32,946,000

Operations
Public Science and Technology awareness increased		19,583,000		41,174,000				60,757,000

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM		19,583,000		41,174,000				60,757,000

Operation of Science and Technology Center for Information Services		8,855,000		6,516,000				15,371,000
Science and Technology Promotion and Advocacy Services		10,728,000		15,408,000				26,136,000
Project(s)
Locally-Funded Project(s)				19,250,000				19,250,000

Continuing Operation and Broadcast of DOST Science and Technology Channel “DOSTv”				19,250,000				19,250,000

Sub-total, Operations		19,583,000		41,174,000				60,757,000

TOTAL NEW APPROPRIATIONS	₱	37,047,000	₱	49,867,000	₱	6,789,000	₱	93,703,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,370

Total Permanent Positions	22,370

Other Compensation Common to All
Personnel Economic Relief Allowance	1,200
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	300
Mid-Year Bonus	1,864
Year End Bonus	1,864
Cash Gift	250
Productivity Enhancement Incentive	250

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Total Other Compensation Common to All	6,304

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	7,961

Total Other Compensation for Specific Groups	7,961

Other Benefits
PAG-IBIG Contributions	60
PhilHealth Contributions	252
Employees Compensation Insurance Premiums	60
Loyalty Award - Civilian	40

Total Other Benefits	412

Total Personnel Services	37,047

Maintenance and Other Operating Expenses
Travelling Expenses	3,330
Training and Scholarship Expenses	1,600
Supplies and Materials Expenses	6,726
Utility Expenses	2,288
Communication Expenses	1,593
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	4,929
General Services	2,075
Repairs and Maintenance	959
Taxes, Insurance Premiums and Other Fees	150
Labor and Wages	10,563
Other Maintenance and Operating Expenses
Advertising Expenses	6,142
Printing and Publication Expenses	3,083
Representation Expenses	3,990
Rent/Lease Expenses	1,573
Subscription Expenses	81
Other Maintenance and Operating Expenses	665

Total Maintenance and Other Operating Expenses	49,867

Total Current Operating Expenditures	86,914

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,789

Total Capital Outlays	6,789

TOTAL NEW APPROPRIATIONS	93,703

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	128,728,000

New Appropriations, by Program

APRIL 29, 2019	OFFICIAL GAZETTE	313
DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,676,000	₱	7,642,000	₱	1,250,000	₱	30,568,000
Operations		25,513,000		62,647,000		10,000,000		98,160,000

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM		25,513,000		62,647,000		10,000,000		98,160,000

TOTAL NEW APPROPRIATIONS	₱	47,189,000	₱	70,289,000	₱	11,250,000	₱	128,728,000

Special Provision(s)

1. Reporting and Posting Requirements. The Technology Application and Promotion Institute (TAPI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) TAPI’s website.

The TAPI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,815,000	₱	7,642,000	₱	1,250,000	₱	29,707,000
Administration of Personnel Benefits		861,000						861,000

Sub-total, General Administration and Support		21,676,000		7,642,000		1,250,000		30,568,000

Operations
Filipinos protecting and venturing for innovative and emerging technology based projects increased		25,513,000		62,647,000		10,000,000		98,160,000

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM		25,513,000		62,647,000		10,000,000		98,160,000

Technology Application, Promotion and Commercialization		17,426,000		44,623,000				62,049,000

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Technology and Invention Development Assistance		8,087,000		18,024,000		10,000,000		36,111,000

Sub-total, Operations		25,513,000		62,647,000		10,000,000		98,160,000

TOTAL NEW APPROPRIATIONS	₱	47,189,000	₱	70,289,000	₱	11,250,000	₱	128,728,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,541

Total Permanent Positions	29,541

Other Compensation Common to All
Personnel Economic Relief Allowance	1,392
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	348
Mid-Year Bonus	2,462
Year End Bonus	2,462
Cash Gift	290
Productivity Enhancement Incentive	290

Total Other Compensation Common to All	7,940

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	8,350

Total Other Compensation for Specific Groups	8,350

Other Benefits
PAG-IBIG Contributions	69
PhilHealth Contributions	324
Employees Compensation Insurance Premiums	69
Loyalty Award - Civilian	35
Terminal Leave	861

Total Other Benefits	1,358

Total Personnel Services	47,189

Maintenance and Other Operating Expenses
Travelling Expenses	1,525
Training and Scholarship Expenses	400
Supplies and Materials Expenses	1,932

APRIL 29, 2019	OFFICIAL GAZETTE	315
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Utility Expenses	1,300
Communication Expenses	1,769
Awards/Rewards and Prizes	10
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	4,971
General Services	2,163
Repairs and Maintenance	1,225
Financial Assistance/Subsidy	36,000
Taxes, Insurance Premiums and Other Fees	. 325
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	280
Printing and Publication Expenses	430
Representation Expenses	1,000
Transportation and Delivery Expenses	2,020
Rent/Lease Expenses	9,557
Membership Dues and Contributions to Organizations	75
Subscription Expenses	40
Litigation/Acquired Assets Expenses	2,000
Other Maintenance and Operating Expenses	2,949

Total Maintenance and Other Operating Expenses	70,289

Total Current Operating Expenditures	117,478

Capital Outlays
Loans Outlay	10,000
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,250

Total Capital Outlays	11,250

TOTAL NEW APPROPRIATIONS	128,728

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GENERAL SUMMARY

DEPARTMENT OF SCIENCE AND TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	636,997,000	₱	4,660,296,000	₱	104,826,000	₱	5,402,119,000
B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE		56,838,000		357,804,000				414,642,000
C. FOOD AND NUTRITION RESEARCH INSTITUTE		115,001,000		341,451,000		44,365,000		500,817,000
D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE		140,526,000		55,560,000		49,925,000		246,011,000
E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE		235,319,000		111,780,000		182,882,000		529,981,000
F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER		154,484,000		40,052,000		59,388,000		253,924,000
G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY		12,288,000		66,010,000		2,140,000		80,438,000
H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES		30,332,000		59,260,000		1,651,000		91,243,000
I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION		510,358,000		536,092,000		567,088,000		1,613,538,000
J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT		184,363,000		1,010,753,000		9,850,000		1,204,966,000
K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT		41,277,000		592,486,000		8,355,000		642,118,000
L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT		52,090,000		660,668,000		1,820,000		714,578,000
M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY		127,362,000		192,011,000		182,605,000		501,978,000
N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE		170,722,000		133,576,000		43,435,000		347,733,000
O. PHILIPPINE SCIENCE HIGH SCHOOL		1,021,733,000		793,032,000		799,469,000		2,614,234,000
P. PHILIPPINE TEXTILE RESEARCH INSTITUTE		54,447,000		24,911,000		49,767,000		129,125,000
Q. SCIENCE EDUCATION INSTITUTE		48,025,000		4,455,245,000		5,790,000		4,509,060,000
R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE		37,047,000		49,867,000		6,789,000		93,703,000
S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE		47,189,000		70,289,000		11,250,000		128,728,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF SCIENCE AND TECHNOLOGY	₱	3,676,398,000	₱	14,211,143,000	₱	2,131,395,000	₱	20,018,936,000

APRIL 29, 2019	OFFICIAL GAZETTE	317
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

XXI. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects and foreign-assisted projects, as indicated hereunder	₱	138,492,625,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	214,025,000	₱	511,926,000	₱		₱		₱	725,951,000
Support to Operations		179,747,000		3,613,049,000				37,475,000		3,830,271,000
Operations		6,143,058,000		127,283,784,000		509,561,000				133,936,403,000

PROMOTIVE SOCIAL WELFARE PROGRAM		4,793,338,000		88,994,578,000		509,561,000				94,297,477,000
PROTECTIVE SOCIAL WELFARE PROGRAM		483,203,000		34,587,343,000						35,070,546,000
DISASTER RESPONSE AND MANAGEMENT PROGRAM				3,495,988,000						3,495,988,000
SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM		20,746,000		40,484,000						61,230,000
SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM		845,771,000		165,391,000						1,011,162,000

TOTAL NEW APPROPRIATIONS	₱	6,536,830,000	₱	131,408,759,000	₱	509,561,000	₱	37,475,000	₱	138,492,625,000

Special Provision(s)

1. Pantawid Pamilyang Pilipino Program. The amount of Eighty Nine Billion Seven Hundred Fifty Two Million Three Hundred Twenty Four Thousand Pesos (₱89,752,324,000) appropriated herein for the Pantawid Pamilyang Pilipino Program (4Ps) shall be used to support the poverty reduction and social development strategy of the National Government, composed of:

(a) Cash Grants	₱	82,076,859,000
including the amount of rice subsidy
(b) Training		111,240,000
(c) IEC and Advocacy Materials and Printing of Manuals and Booklets		27,186,000
(d) Personnel Services		4,555,588,000
(e) Administrative Expenses		393,410,000
(f) Cost of Service		1,646,000,000

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(g) Bank Service Fees		509,561,000
(h) Monitoring and Evaluation/Spot checks		432,480,000

Total	₱	89,752,324,000

The 4Ps shall cover the following beneficiaries, as determined by DSWD: (i) those registered in Pantawid Pamilya Information System; (ii) victims of natural and wan-wade disasters rendered homeless and with no means of livelihood; (iii) indigenous peoples in geographically isolated and disadvantaged areas; (iv) homeless street families; and (v) household beneficiaries of 4Ps, whose level of well-being have improved but still at high risk of subsequently falling back into survival level as they precariously live with little or no buffer against economic shocks. To ensure the consistent use of relevant statistical information, the National Household Targeting System for Poverty Reduction shall be shared with the PSA.

The abovementioned beneficiaries who are compliant to program conditions shall receive health and education grants under pantawid pamilya and other social protection programs such as, but not limited to, livelihood assistance and health services thru Philhealth.

All Pantawid Household Beneficiaries who are compliant to either health or education conditions shall be entitled to an additional cash grant as rice assistance/subsidy which amount is included as part of the Eighty Two Billion Seventy Six Million Eight Hundred Fifty Nine Thousand Pesos (₱82,076,859,000) cash grant herein appropriated.

The DSWD shall provide beneficiaries direct and secure access to cash grants through any number of authorized government depository bank (AGDB). For localities not adequately/unsatisfactorily served by the AGDB engaged by the DSWD, the DSWD may by itself or through AGDB, engage the services of rural banks, thrift banks, cooperative banks, commercial banks and institutions engaged in money remittances duly accredited by the BSP.

2. Social Pension for Indigent Senior Citizens. The amount of Twenty Three Billion One Hundred Eighty Four Million Two Hundred Seventeen Thousand Pesos (₱23,184,217,000) appropriated herein for the social pension of indigent senior citizens shall be used for the monthly stipend of Five Hundred Pesos (₱500) to senior citizen-beneficiaries, as determined by DSWD. In no case shall more than seven percent (7%) of said amount be used for administrative expenses.

The DSWD shall ensure that the stipend shall be given directly to senior citizen-beneficiaries. In case the senior citizen-beneficiaries are not capable of personally receiving the stipend for health or safety reasons, as verified by the DSWD, it may engage the services of money remittance companies duly accredited by the BSP and other secured means of money remittance as determined by the DSWD.

3. Trust Receipts from the Proceeds from the Sale of the Welfareville Property. Proceeds derived from the sale of the Welfareville Property net of lawful expenses, including the cost of relocation of the National Center for Mental Health, Center for Health Development-National Capital Region and the DOJ Correctional Institution for Women shall be used to promote the welfare of indigent children, constituted as the Children’s Welfare and Development Fund in accordance with R.A. No. 5260. Said proceed shall be deposited with the National Treasury in accordance with E.O. No. 338, s. 1996 and shall be recorded as trust receipts.

4. Quick Response Fund. The amount of One Billion Two Hundred Fifty Million Pesos (₱1,250,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for rehabilitation and relief program, including the prepositioning of goods and equipment to immediately address impending impacts of extreme weather event or other natural hazards, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes which occurred in the last quarter of the immediately preceding year and those occuring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information initiatives, or any other purpose not authorized in this Act.

5. PAyapa at MAsaganang PamayaNAn Program. The amount of Three Hundred Two Million One Hundred Ninety Three Thousand Pesos (₱302,193,000) appropriated herein for the PAyapa at MAsaganang PamayaNAn (PAMANA) Program shall be used exclusively to implement projects in conflict-affected areas already identified by the OPAPP.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

6. Allocation for the Autonomous Region in Muslim Mindanao for Nationally Funded Projects. The DSWD shall ensure that the allocation for ARMM shall be released directly to ARMM-DSWD, through the Office of the Regional Governor, based on the submission by the DSWD of the allocation for ARMM per province, copy furnished said provinces.

The Secretary of Social Welfare and Development and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on the DSWD website.

7. Conduct of Family Development Sessions. The DSWD, in the conduct of family development sessions among conditional cash transfer beneficiaries, shall integrate in its program the protection of the environment, disaster risk reduction, and climate change adaptation and mitigation, including the preservation of the indigenous culture of their locality. The DSWD shall also conduct capacity building programs to prepare its beneficiaries for the onset of natural hazards.

In addition, family development sessions shall include information on access to livelihood and Philhealth program and free tertiary education.

In the implementation of the Sustainable Livelihood program, the DSWD shall converge with the National Commission for Culture and the Arts (NCCA) for the Conditional Cash Transfer (CCT) beneficiaries to undergo skills training on traditional arts and crafts under the schools of living tradition, when applicable. The DSWD shall also include the establishment of edible gardens in its Sustainable Livelihood program.

APRIL 29, 2019	OFFICIAL GAZETTE	319
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

8. Gulayan sa Barangay. The DSWD shall require its 4Ps beneficiaries and DSWD centers to maintain organic vegetable gardens in open spaces within their areas.

9. Reporting and Posting Requirements. The DSWD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DSWD’S website.

The DSWD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The Amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	181,732,000	₱	511,926,000	₱	₱	₱	693,658,000

National Capital Region (NCR)		181,732,000		330,698,000				512,430,000

Central Office		181,732,000		272,755,000				454,487,000
Regional Office - NCR				57,943,000				57,943,000
Region I - Ilocos				19,560,000				19,560,000

Regional Office - I				19,560,000				19,560,000
Cordillera Administrative Region (CAR)				9,321,000				9,321,000

Regional Office - CAR				9,321,000				9,321,000
Region II - Cagayan Valley				6,474,000				6,474,000

Regional Office - II				6,474,000				6,474,000
Region III - Central Luzon				18,570,000				18,570,000

Regional Office - III				18,570,000				18,570,000
Region IVA - CALABARZON				22,092,000				22,092,000

Regional Office - IVA				22,092,000				22,092,000
Region IVB - MINAROPA				15,420,000				15,420,000

Regional Office - IVB				15,420,000				15,420,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol		9,367,000	9,367,000

Regional Office - V		9,367,000	9,367,000
Region VI - Western Visayas		4,531,000	4,531,000

Regional Office - VI		4,531,000	4,531,000
Region VII - Central Visayas		5,666,000	5,666,000

Regional Office - VII		5,666,000	5,666,000
Region VIII - Eastern Visayas		29,394,000	29,394,000

Regional Office - VIII		29,394,000	29,394,000
Region IX - Zamboanga Peninsula		10,013,000	10,013,000

Regional Office - IX		10,013,000	10,013,000
Region X - Northern Mindanao		12,487,000	12,487,000

Regional Office - X		12,487,000	12,487,000
Region XI - Davao		4,863,000	4,863,000

Regional Office - XI		4,863,000	4,863,000
Region XII - SOCCSKSARGEN		8,878,000	8,878,000

Regional Office - XII		8,878,000	8,878,000
Region XIII - CARAGA		4,592,000	4,592,000

Regional Office - XIII		4,592,000	4,592,000
Administration of Personnel Benefits	32,293,000		32,293,000

National Capital Region (NCR)	32,293,000		32,293,000

Central Office	32,293,000		32,293,000

Sob-total, General Administration and Support	214,025,000	511,926,000	725,951,000

Support to Operations
Information and Communication Technology Service Management	9,011,000	741,818,000	750,829,000

National Capital Region (NCR)	9,011,000	741,818,000	750,829,000

Central Office	9,011,000	741,818,000	750,829,000
Social Marketing Services	11,696,000	6,796,000	18,492,000

National Capital Region (NCR)	11,696,000	6,796,000	18,492,000

Central Office	11,696,000	6,796,000	18,492,000

APRIL 29, 2019	OFFICIAL GAZETTE	321
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Social Technology Development and Enhancement	26,117,000	42,368,000		68,485,000

National Capital Region (NCR)	26,117,000	42,368,000		68,485,000

Central Office	26,117,000	42,368,000		68,485,000
Formulation and development of policies and plans	33,992,000	25,293,000		59,285,000

National Capital Region (NCR)	33,992,000	25,293,000		59,285,000

Central Office	33,992,000	25,293,000		59,285,000
Projects
Locally-Funded Projects	98,931,000	2,796,774,000	37,475,000	2,933,180,000

National Household Targeting System for Poverty Reduction	98,931,000	2,796,774,000	37,475,000	2,933,180,000

National Capital Region (NCR)	34,349,000	2,796,774,000	37,475,000	2,868,598,000

Central Office	30,424,000	2,796,774,000	37,475,000	2,864,673,000
Regional Office - NCR	3,925,000			3,925,000
Region I - Ilocos	3,925,000			3,925,000

Regional Office - I	3,925,000			3,925,000
Cordillera Administrative Region (CAR)	3,925,000			3,925,000

Regional Office - CAR	3,925,000			3,925,000
Region II - Cagayan Valley	3,925,000			3,925,000

Regional Office - II	3,925,040			3,925,000
Region III - Central Luzon	4,220,000			4,220,000

Regional Office - III	4,220,000			4,220,000
Region IVA - CALABARZON	4,220,000			4,220,000

Regional Office - IVA	4,220,000			4,220,000
Region IVB - MIMAROPA	3,925,000			3,925,000

Regional Office - IVB	3,925,000			3,925,000
Region V - Bicol	3,925,000			3,925,000

Regional Office - V	3,925,000			3,925,000
Region VI - Western Visayas	4,220,000			4,220,000

Regional Office - VI	4,220,000			4,220,000

322	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas	3,925,000				3,925,000

Regional Office - VII	3,925,000				3,925,000
Region VIII - Eastern Visayas	4,220,000				4,220,000

Regional Office - VIII	4,220,000				4,220,000
Region IX - Zamboanga Peninsula	6,041,000				6,041,000

Regional Office - IX	6,041,000				6,041,000
Region X - Northern Mindanao	3,925,000				3,925,000

Regional Office - X	3,925,000				3,925,000
Region XI - Davao	3,925,000				3,925,000

Regional Office - XI	3,925,000				3,925,000
Region XII - SOCCSKSARGEN	6,041,000				6,041,000

Regional Office - XII	6,041,000				6,041,000
Region XIII - CARAGA	4,220,000				4,220,000

Regional Office - XIII	4,220,000				4,220,000

Sub-total, Support to Operations	179,747,000	3,613,049,000		37,475,000	3,830,271,000

Operations
Well-being of poor families improved	4,793,338,000	88,994,578,000	509,561,000		94,297,477,000

PROMOTIVE SOCIAL WELFARE PROGRAM	4,793,338,000	88,994,578,000	509,561,000		94,297,477,000

Pantawid Pamilyang Pilipino Program (Implementation of Conditional Cash Transfer)	4,555,588,000	84,687,175,000	509,561,000		89,752,324,000

National Capital Region (NCR)	402,948,000	13,919,005,000	509,561,000		14,831,514,000

Central Office	192,166,000	9,581,551,000	509,561,000		10,283,278,000
Regional Office - NCR	210,782,000	4,337,454,000			4,548,236,000
Region I - Ilocos	186,673,000	3,829,897,000			4,016,570,000

Regional Office - I	186,673,000	3,829,897,000			4,016,570,000
Cordillera Administrative Region (CAR)	120,479,000	1,228,970,000			1,349,449,000

Regional Office - CAR	120,479,000	1,228,970,000			1,349,449,000
Region II - Cagayan Valley	127,407,000	1,985,814,000			2,113,221,000

Regional Office - II	127,407,000	1,985,814,000			2,113,221,000

APRIL 29, 2019	OFFICIAL GAZETTE	323
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region III - Central Luzon	274,391,000	5,531,343,000	5,805,734,000

Regional Office - III	274,391,000	5,531,343,000	5,805,734,000
Region IVA - CALABARZON	268,812,000	6,075,072,000	6,343,884,000

Regional Office - IVA	268,812,000	6,075,072,000	6,343,884,000
Region IVB - MIMAROPA	215,222,000	3,762,697,000	3,977,919,000

Regional Office - IVB	215,222,000	3,762,697,000	3,977,919,000
Region V - Bicol	424,522,000	7,281,239,000	7,705,761,000

Regional Office - V	424,522,000	7,281,239,000	7,705,761,000
Region VI - Western Visayas	342,938,000	6,156,790,000	6,499,728,000

Regional Office - VI	342,938,000	6,156,790,000	6,499,728,000
Region VII - Central Visayas	326,677,000	5,513,263,000	5,839,940,000

Regional Office - VII	326,677,000	5,513,263,000	5,839,940,000
Region VIII - Eastern Visayas	313,753,000	5,429,140,000	5,742,893,000

Regional Office - VIII	313,753,000	5,429,140,000	5,742,893,000
Region IX - Zamboanga Peninsula	389,140,000	5,837,178,000	6,226,318,000

Regional Office - IX	389,140,000	5,837,178,000	6,226,318,000
Region X - Northern Mindanao	363,067,000	5,026,445,000	5,389,512,000

Regional Office - X	363,067,000	5,026,445,000	5,389,512,000
Region XI - Davao	275,369,000	4,848,352,000	5,123,721,000

Regional Office - XI	275,369,000	4,848,352,000	5,123,721,000
Region XII - SOCCSKSARGEN	320,716,000	4,733,657,000	5,054,373,000

Regional Office - XII	320,716,000	4,733,657,000	5,054,373,000
Region XIII - CARAGA	203,474,000	3,528,313,000	3,731,787,000

Regional Office - XIII	203,474,000	3,528,313,000	3,731,787,000
Sustainable Livelihood Program	237,750,000	1,487,132,000	1,724,882,000

National Capital Region (NCR)	22,354,000	1,368,336,000	1,390,690,000

Central Office	14,268,000	1,358,979,000	1,373,247,000
Regional Office - NCR	8,086,000	9,357,000	17,443,000
Region I - Ilocos	8,086,000	8,515,000	16,601,000

Regional Office - I	8,086,000	8,515,000	16,601,000

324	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cordillera Administrative Region (CAR)	10,134,000	12,026,000	22,160,000

Regional Office - CAR	10,134,000	12,026,000	22,160,000
Region II - Cagayan Valley	6,011,000	7,898,000	13,909,000

Regional Office - II	6,011,000	7,898,000	13,909,000
Region III - Central Luzon	6,011,000	12,510,000	18,521,000

Regional Office - III	6,011,000	12,510,000	18,521,000
Region IVA - CALABARZON	6,530,000	10,978,000	17,508,000

Regional Office - IVA	6,530,000	10,978,000	17,508,000
Region IVB - MIMAROPA	16,159,000	5,272,000	21,431,000

Regional Office - IVB	16,159,000	5,272,000	21,431,000
Region V - Bicol	15,448,000	8,399,000	23,847,000

Regional Office - V	15,448,000	8,399,000	23,847,000
Region VI - Western Visayas	12,382,000	6,429,000	18,811,000

Regional Office - VI	12,382,000	6,429,000	18,811,000
Region VII - Central Visayas	9,932,000	6,864,000	16,796,000

Regional Office - VII	9,932,000	6,864,000	16,796,000
Region VIII - Eastern Visayas	19,501,000	6,124,000	25,625,000

Regional Office - VIII	19,501,000	6,124,000	25,625,000
Region IX - Zamboanga Peninsula	31,434,000	6,034,000	37,468,000

Regional Office - IX	31,434,000	6,034,000	37,468,000
Region X - Northern Mindanao	20,683,000	5,036,000	25,719,000

Regional Office - X	20,683,000	5,036,000	25,719,000
Region XI - Davao	18,608,000	5,509,000	24,117,000

Regional Office - XI	18,608,000	5,509,000	24,117,000
Region XII - SOCCSKSARGEN	6,675,000	10,533,000	17,208,000

Regional Office - XII	6,675,000	10,533,000	17,208,000
Region XIII - CARAGA	27,802,000	6,669,000	34,471,000

Regional Office - XIII	27,802,000	6,669,000	34,471,000
Foreign-Assisted Project(s)		2,770,271,000	2,770,271,000

Kapit Bisig Laban sa Kahirapan-Comprehensive and Integrated

APRIL 29, 2019	OFFICIAL GAZETTE	325
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Delivery of Social Services: National Community Driven Development Project		2,770,271,000	2,770,271,000

Loan Proceeds		1,265,736,000	1,265,736,000

National Capital Region (NCR)		1,265,736,000	1,265,736,000

Central Office		1,265,736,000	1,265,736,000
GOP Counterpart		1,504,535,000	1,504,535,000

National Capital Region (NCR)		1,504,535,000	1,504,535,000

Central Office		1,504,535,000	1,504,535,000
Locally-Funded Project(s)		50,000,000	50,000,000

Kapit Bisig Laban sa Kahirapan-Comprehensive and Integrated Delivery of Social Services: Kapangyarihan at Kaunlaran sa Barangay (KALAHI-CIDSS-KKB)		50,000,000	50,000,000

National Capital Region (NCR)		50,000,000	50,000,000

Central Office		50,000,000	50,000,000
Rights of the poor and vulnerable sectors promoted and protected	483,203,000	34,587,343,000	35,070,546,000

PROTECTIVE SOCIAL WELFARE PROGRAM	483,203,000	34,587,343,000	35,070,546,000

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM	391,780,000	1,357,195,000	1,748,975,000

Services for residential and center-based clients	391,780,000	1,357,195,000	1,748,975,000

National Capital Region (NCR)	123,401,000	469,659,000	593,060,000

Central Office		43,853,000	43,853,000
Regional Office - NCR	123,401,000	425,806,000	549,207,000
Region I - Ilocos	24,607,000	59,156,000	83,763,000

Regional Office - I	24,607,000	59,156,000	83,763,000
Cordillera Administrative Region (CAR)	11,828,000	30,736,000	42,564,000

Regional Office - CAR	11,828,000	30,736,000	42,564,000
Region II - Cagayan Valley	11,168,000	26,253,000	37,421,000

Regional Office - II	11,168,000	26,253,000	37,421,000

326	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region III - Central Luzon	22,012,000	91,188,000	113,200,000

Regional Office - III	22,012,000	91,188,000	113,200,000
Region IVA - CALABARZON	34,627,000	85,767,000	120,394,000

Regional Office - IVA	34,627,000	85,767,000	120,394,000
Region IVB - MIMAROPA	602,000	6,045,000	6,647,000

Regional Office - IVB	602,000	6,045,000	6,647,000
Region V - Bicol	13,751,000	28,251,000	42,002,000

Regional Office - V	13,751,000	28,251,000	42,002,000
Region VI - Western Visayas	14,818,000	24,742,000	39,560,000

Regional Office - VI	14,818,000	24,742,000	39,560,000
Region VII - Central Visayas	27,553,000	41,641,000	69,194,000

Regional Office - VII	27,553,000	41,641,000	69,194,000
Region VIII - Eastern Visayas	22,222,000	47,053,000	69,275,000

Regional Office - VIII	22,222,000	47,053,000	69,275,000
Region IX - Zamboanga Peninsula	27,338,000	275,122,000	302,460,000

Regional Office - IX	27,338,000	275,122,000	302,460,000
Region X - Northern Mindanao	15,975,000	43,544,000	59,519,000

Regional Office - X	15,975,000	43,544,000	59,519,000
Region XI - Davao	24,613,000	71,806,000	96,419,000

Regional Office - XI	24,613,000	71,806,000	96,419,000
Region XII - SOCCSKSARGEN	12,452,000	28,442,000	40,894,000

Regional Office - XII	12,452,000	28,442,000	40,894,000
Region XIII - CARAGA	4,813,000	27,790,000	32,603,000

Regional Office - XIII	4,813,000	27,790,000	32,603,000
SUPPLEMENTARY FEEDING SUB-PROGRAM		3,489,189,000	3,489,189,000

Supplementary Feeding Program		3,489,189,000	3,489,189,000

National Capital Region (NCR)		365,790,000	365,790,000

Central Office		179,479,000	179,479,000
Regional Office - NCR		186,311,000	186,311,000

APRIL 29, 2019	OFFICIAL GAZETTE	327
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region I - Ilocos	148,602,000	148,602,000

Regional Office - I	148,602,000	148,602,000
Cordillera Administrative Region (CAR)	70,241,000	70,241,000

Regional Office - CAR	70,241,000	70,241,000
Region II - Cagayan Valley	166,326,000	166,326,000

Regional Office - II	166,326,000	166,326,000
Region III - Central Luzon	187,209,000	187,209,000

Regional Office - III	187,209,000	187,209,000
Region IVA - CALABARZON	350,999,000	350,999,000

Regional Office - IVA	350,999,000	350,999,000
Region IVB - MIMAROPA	145,500,000	145,500,000

Regional Office - IVB	145,500,000	145,500,000
Region V - Bicol	293,233,000	293,233,000

Regional Office - V	293,233,000	293,233,000
Region VI - Western Visayas	359,531,000	359,531,000

Regional Office - VI	359,531,000	359,531,000
Region VII - Central Visayas	212,292,000	212,292,000

Regional Office - VII	212,292,000	212,292,000
Region VIII - Eastern Visayas	82,488,000	82,488,000

Regional Office - VIII	82,488,000	82,488,000
Region IX - Zamboanga Peninsula	203,074,000	203,074,000

Regional Office - IX	203,074,000	203,074,000
Region X - Northern Mindanao	284,613,000	284,613,000

Regional Office - X	284,613,000	284,613,000
Region XI - Davao	295,004,000	295,004,000

Regional Office - XI	295,004,000	295,004,000
Region XII - SOCCSKSARGEN	183,770,000	183,770,000

Regional Office - XII	183,770,000	183,770,000
Region XIII - CARAGA	140,517,000	140,517,000

Regional Office - XIII	140,517,000	140,517,000

328	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM	26,683,000	23,266,674,000	23,293,357,000

Social Pension for Indigent Senior Citizens	26,683,000	23,157,534,000	23,184,217,000

National Capital Region (NCR)	6,588,000	2,425,302,000	2,431,890,000

Central Office	5,254,000	1,070,197,000	1,075,451,000
Regional Office - NCR	1,334,000	1,355,105,000	1,356,439,000
Region I - Ilocos	1,334,000	1,160,334,000	1,161,668,000

Regional Office - I	1,334,000	1,160,334,000	1,161,668,000
Cordillera Administrative Region (CAR)	1,334,000	620,013,000	621,347,000

Regional Office - CAR	1,334,000	620,013,000	621,347,000
Region II - Cagayan Valley	1,334,000	1,320,522,000	1,321,856,000

Regional Office - II	1,334,000	1,320,522,000	1,321,856,000
Region III - Central Luzon	1,334,000	676,885,000	678,219,000

Regional Office - III	1,334,000	676,885,000	678,219,000
Region IVA - CALABARZON	1,334,000	1,923,747,000	1,925,081,000

Regional Office - IVA	1,334,000	1,923,747,000	1,925,081,000
Region IVB - MIMAROPA	1,334,000	1,166,004,000	1,167,338,000

Regional Office - IVB	1,334,000	1,166,004,000	1,167,338,000
Region V - Bicol	1,334,000	1,650,395,000	1,651,729,000

Regional Office - V	1,334,000	1,650,395,000	1,651,729,000
Region VI - Western Visayas	1,334,000	2,281,981,000	2,283,315,000

Regional Office - VI	1,334,000	2,281,981,000	2,283,315,000
Region VII - Central Visayas	1,334,000	1,694,098,000	1,695,432,000

Regional Office - VII	1,334,000	1,694,098,000	1,695,432,000
Region VIII - Eastern Visayas	1,334,000	1,672,600,000	1,673,934,000

Regional Office - VIII	1,334,000	1,672,600,000	1,673,934,000
Region IX - Zamboanga Peninsula	1,334,000	1,184,917,000	1,186,251,000

Regional Office - IX	1,334,000	1,184,917,000	1,186,251,000
Region X - Northern Mindanao	1,334,000	1,250,564,000	1,251,898,000

Regional Office - X	1,334,000	1,250,564,000	1,251,898,000

APRIL 29, 2019	OFFICIAL GAZETTE	329
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XI - Davao	1,334,000	1,674,709,000	1,676,043,000

Regional Office - XI	1,334,000	1,674,709,000	1,676,043,000
Region XII - SOCCSKSARGEN	1,419,000	1,595,923,000	1,597,342,000

Regional Office - XII	1,419,000	1,595,923,000	1,597,342,000
Region XIII - CARAGA	1,334,000	859,540,000	860,874,000

Regional Office - XIII	1,334,000	859,540,000	860,874,000
Implementation of R.A. No.10868 or the Centenarians Act of 2016		109,140,000	109,140,000

National Capital Region (NCR)		109,140,000	109,140,000

Central Office		109,140,000	109,140,000
PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES CITIZENS SUB-PROGRAM	42,740,000	6,329,413,000	6,372,153,000

Protective services for individuals and families in difficult circumstances	42,740,000	5,045,211,000	5,087,951,000

National Capital Region (NCR)	42,740,000	5,045,211,000	5,087,951,000

Central Office	42,740,000	4,216,723,000	4,259,463,000
Regional Office - NCR		828,488,000	828,488,000
Assistance to Persons with Disability and Older Persons		10,996,000	10,996,000

National Capital Region (NCR)		10,996,000	10,996,000

Central Office		10,996,000	10,996,000
Project(s)
Locally-Funded Project(s)		1,273,206,000	1,273,206,000

Comprehensive Project for Street Children, Street Families and IPs Especially Badjaus		34,387,000	34,387,000

National Capital Region (NCR)		34,387,000	34,387,000

Central Office		34,387,000	34,387,000
Reducing Vulnerabilities of Children from Hunger and Malnutrition in ARMM or Bangsamoro Unpungan sa Nutrisyon (BangUN)		158,819,000	158,819,000

National Capital Region (NCR)		158,819,000	158,819,000

Central Office		158,819,000	158,819,000

330	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Tax Reform Cash Transfer Project		1,080,000,000	1,080,000,000

National Capital Region (NCR)		1,080,000,000	1,080,000,000

Central Office		1,080,000,000	1,080,000,000
SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM	22,000,000	144,872,000	166,872,000

Services to Distressed Overseas Filipinos	22,000,000	68,000,000	90,000,000

National Capital Region (NCR)	22,000,000	68,000,000	90,000,000

Central Office	22,000,000	68,000,000	90,000,000
Services to Displaced Persons (Deportees)		52,473,000	52,473,000

National Capital Region (NCR)		52,473,000	52,473,000

Central Office		52,473,000	52,473,000
Recovery and Reintegration Program for Trafficked Persons		24,399,000	24,399,000

National Capital Region (NCR)		10,825,000	10,825,000

Central Office		9,335,000	9,335,000
Regional Office - NCR		1,490,000	1,490,000
Region I - Ilocos		998,000	998,000

Regional Office - I		998,000	998,000
Cordillera Administrative Region (CAR)		790,000	790,000

Regional Office - CAR		790,000	790,000
Region II - Cagayan Valley		719,000	719,000

Regional Office - II		719,000	719,000
Region III - Central Luzon		923,000	923,000

Regional Office - III		923,000	923,000
Region IVA - CALABARZON		795,000	795,000

Regional Office - IVA		795,000	795,000
Region IVB - MIMAROPA		690,000	690,000

Regional Office - IVB		690,000	690,000
Region V - Bicol		774,000	774,000

Regional Office - V		774,000	774,000

APRIL 29, 2019	OFFICIAL GAZETTE	331
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region VI - Western Visayas	918,000	918,000

Regional Office - VI	918,000	918,000
Region VII - Central Visayas	946,000	946,000

Regional Office - VII	946,000	946,000
Region VIII - Eastern Visayas	883,000	883,000

Regional Office - VIII	883,000	883,000
Region IX - Zamboanga Peninsula	1,095,000	1,095,000

Regional Office - IX	1,095,000	1,095,000
Region X - Northern Mindanao	808,000	808,000

Regional Office - X	808,000	808,000
Region XI - Davao	1,016,000	1,016,000

Regional Office - XI	1,016,000	1,016,000
Region XII - SOCCSKSARGEN	988,000	988,000

Regional Office - XII	988,000	988,000
Region XIII - CARAGA	1,231,000	1,231,000

Regional Office - XIII	1,231,000	1,231,000
Immediate relief and early recovery of disaster victims/survivors ensured	3,495,988,000	3,495,988,000

DISASTER RESPONSE AND MANAGEMENT PROGRAM	3,495,988,000	3,495,988,000

Disaster response and rehabilitation program	1,897,150,000	1,897,150,000

National Capital Region (NCR)	1,897,150,000	1,897,150,000

Central Office	1,897,150,000	1,897,150,000
National Resource Operation	46,645,000	46,645,000

National Capital Region (NCR)	46,645,000	46,645,000

Central Office	46,645,000	46,645,000
Quick Response Fund	1,250,000,000	1,250,000,000

National Capital Region (NCR)	1,250,000,000	1,250,000,000

Central Office	1,250,000,000	1,250,000,000

332	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)		302,193,000	302,193,000

Implementation and Monitoring of Payapa at Masaganang Pamayanan (PAMANA) Program - Peace and Development Fund		302,193,000	302,193,000

National Capital Region (NCR)		302,193,000	302,193,000

Central Office		302,193,000	302,193,000
Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured	20,746,004	40,484,000	61,230,000

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM	20,746,000	40,484,000	61,230,000

Standards-setting, licensing, accreditation and monitoring services	20,746,000	40,484,000	61,230,000

National Capital Region (NCR)	20,746,000	40,484,000	61,230,000

Central Office	20,746,000	40,484,000	61,230,000
Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved	845,771,000	165,391,000	1,011,162,000

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM	845,771,000	165,391,000	1,011,162,000

Provision of technical/advisory assistance and other related support services	829,453,000	141,073,000	970,526,000

National Capital Region (NCR)	87,906,000	13,978,000	101,884,000

Regional Office - NCR	87,906,000	13,978,000	101,884,000
Region I - Ilocos	45,380,000	7,714,000	53,094,000

Regional Office - I	45,380,000	7,714,000	53,094,000
Cordillera Administrative Region (CAR)	42,436,000	6,928,000	49,364,000

Regional Office - CAR	42,436,000	6,928,000	49,364,000
Region II - Cagayan Valley	40,020,000	10,747,000	50,767,000

Regional Office - II	40,020,000	10,747,000	50,767,000

APRIL 29, 2019	OFFICIAL GAZETTE	333
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region III - Central Luzon		63,163,000		13,043,000						76,206,000

Regional Office - III		63,163,000		13,043,000						76,206,000
Region IVA - CALABARZON		53,621,000		8,161,000						61,782,000

Regional Office - IVA		53,621,000		8,161,000						61,782,000
Region IVB - MIMAROPA		40,442,000		11,423,000						51,865,000

Regional Office - IVB		40,442,000		11,423,000						51,865,000
Region V - Bicol		50,342,000		7,023,000						57,365,000

Regional Office - V		50,342,000		7,023,000						57,365,000
Region VI - Western Visayas		52,571,000		7,398,000						59,969,000

Regional Office - VI		52,571,000		7,398,000						59,969,000
Region VII - Central Visayas		53,745,000		6,620,000						60,365,000

Regional Office - VII		53,745,000		6,620,000						60,365,000
Region VIII - Eastern Visayas		37,105,000		7,719,000						44,824,000

Regional Office - VIII		37,105,000		7,719,000						44,824,000
Region IX - Zamboanga Peninsula		54,494,000		10,118,000						64,612,000

Regional Office - IX		54,494,000		10,118,000						64,612,000
Region X - Northern Mindanao		54,823,000		6,841,000						61,664,000

Regional Office - X		54,823,000		6,841,000						61,664,000
Region XI - Davao		52,664,000		7,810,000						60,474,000

Regional Office - XI		52,664,000		7,810,000						60,474,000
Region XII - SOCCSKSARGEN		53,546,000		9,518,000						63,064,000

Regional Office - XII		53,546,000		9,518,000						63,064,000
Region XIII - CARAGA		47,195,000		6,032,000						53,227,000

Regional Office - XIII		47,195,000		6,032,000						53,227,000
Provision of capability training programs		16,318,000		24,318,000						40,636,000

National Capital Region (NCR)		16,318,000		24,318,000						40,636,000

Central Office		16,318,000		24,318,000						40,636,000

Sub-total, Operations		6,143,058,000		127,283,784,000		509,561,000				133,936,403,000

TOTAL NEW APPROPRIATIONS	₱	6,536,830,000	₱	131,408,759,000	₱	509,561,000	₱	37,475,000	₱	138,492,625,000

334	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
A. Programs/Locally-Funded Project(s)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,046,588

Total Permanent Positions	1,046,588

Other Compensation Common to All
Personnel Economic Relief Allowance	68,088
Representation Allowance	10,680
Transportation Allowance	10,548
Clothing and Uniform Allowance	17,022
Mid-Year Bonus - Civilian	87,215
Year End Bonus	87,215
Cash Gift	14,185
Productivity Enhancement Incentive	14,185
Step Increment	2,618

Total Other Compensation Common to All	311,756

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,260
Magna Carta for Public Social Workers	64,526
Overseas Allowance	22,000

Total Other Compensation for Specific Groups	87,786

Other Benefits
PAG-IBIG Contributions	3,401
PhilHealth Contributions	11,982
Employees Compensation Insurance Premiums	3,401
Loyalty Award - Civilian	2,541
Terminal Leave	32,293

Total Other Benefits	53,618

Non-Permanent Positions	5,037,082

Total Personnel Services	6,536,830

Maintenance and Other Operating Expenses
Travelling Expenses	1,023,660
Training and Scholarship Expenses	1,561,834
Supplies and Materials Expenses	953,425

APRIL 29, 2019	OFFICIAL GAZETTE	335
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPEMENT

Utility Expenses		192,608
Communication Expenses		229,591
Awards/Rewards and Prizes		8,204
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses		5,065
Professional Services		5,520,540
General Services		259,537
Repairs and Maintenance		167,496
Financial Assistance/Subsidy		119,767,811
Taxes, Insurance Premiums and Other Fees		44,545
Labor and Wages		85,073
Other Maintenance and Operating Expenses
Advertising Expenses		48,454
Printing and Publication Expenses		350,784
Representation Expenses		119,674
Transportation and Delivery Expenses		133,411
Rent/Lease Expenses		133,542
Membership Dues and Contributions to Organizations		254
Subscription Expenses		672,501
Other Maintenance and Operating Expenses		130,750

Total Maintenance and Other Operating Expenses		131,408,759

Financial Expenses
Bank Charges		509,561

Total Financial Expenses		509,561

Total Current Operating Expenditures		138,455,150

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay		37,475

Total Capital Outlays		37,475

TOTAL NEW APPROPRIATIONS		138,492,625

B. COUNCIL FOR THE WELFARE OF CHILDREN

For general administration and support, and operations, as indicated hereunder	₱	68,446,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,642,000	₱	11,928,000	₱	8,600,000	₱	32,170,000

336	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		6,023,000		30,253,000				36,276,000

CHILD RIGHTS COORDINATION PROGRAM		6,023,000		30,253,000				36,276,000

TOTAL NEW APPROPRIATIONS	₱	17,665,000	₱	42,181,000	₱	8,600,000	₱	68,446,000

Special Provision(s)

1. Reporting and Posting Requirements. The Council for the Welfare of Children (CWC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) CWC’s website.

The CWC shall send Written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,642,000	₱	11,928,000	₱	8,600,000	₱	32,170,000

Sub-total, General Administration and Support		11,642,000		11,928,000		8,600,000		32,170,000

Operations
Coordination of government actions for the fulfillment of the rights of the child		6,023,000		30,253,000				36,276,000

CHILD RIGHTS COORDINATION PROGRAM		6,023,000		30,253,000				36,276,000

Policy formulation and coordination of the implementation of plans and programs on the fulfillment of the rights of the child		6,023,000		30,253,000				36,276,000

Sub-total, Operations		6,023,000		30,253,000				36,276,000

TOTAL NEW APPROPRIATIONS	₱	17,665,000	₱	42,181,000	₱	8,600,000	₱	68,446,000

New Appropriations, by Object of Expenditures (In Thousand Pesos) A. Programs/Locally-Funded Project(s)

Current Operating Expenditures

APRIL 29, 2019	OFFICIAL GAZETTE	337
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	13,464

Total Permanent Positions	13,464

Other Compensation Common to All
Personnel Economic Relief Allowance	600
Representation Allowance	300
Transportation Allowance	60
Clothing and Uniform Allowance	150
Honoraria	367
Mid-Year Bonus - Civilian	1,123
Year End Bonus	1,123
Cash Gift	125
Productivity Enhancement Incentive	125
Step Increment	34

Total Other Compensation Common to All	4,007

Other Benefits
PAG-IBIG Contributions	30
PhilHealth Contributions	134
Employees Compensation Insurance Premiums	30

Total Other Benefits	194

Total Personnel Services	17,665

Maintenance and Other Operating Expenses
Travelling Expenses	1,247
Training and Scholarship Expenses	6,346
Supplies and Materials Expenses	2,557
Utility Expenses	1,332
Communication Expenses	1,384
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	298
Professional Services	13,446
General Services	1,665
Repairs and Maintenance	965
Taxes, Insurance Premiums and Other Fees	188
Other Maintenance and Operating Expenses
Printing and Publication Expenses	840
Representation Expenses	2,614
Rent/Lease Expenses	1,449
Subscription Expenses	100
Other Maintenance and Operating Expenses	7,750

Total Maintenance and Other Operating Expenses	42,181

Total Current Operating Expenditures	59,846

338	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures		4,200
Transportation Equipment Outlay		4,400

Total Capital Outlays		8,600

TOTAL NEW APPROPRIATIONS		68,446

C. INTER-COUNTRY ADOPTION BOARD
For general administration and support, and operations, as indicated hereunder	₱	53,345,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	4,759,000	₱	8,578,000	₱		₱	13,337,000
Operations		13,526,000		26,412,000		70,000		40,008,000

INTER-COUNTRY ADOPTION REGULATORY PROGRAM		4,353,000		4,771,000				9,124,000
INTER-COUNTRY ADOPTION PROGRAM		9,173,000		21,641,000		70,000		30,884,000

TOTAL NEW APPROPRIATIONS	₱	18,285,000	₱	34,990,000	₱	70,000	₱	53,345,000

Special Provision(s)

1. Income from Fees, Charges and Assessments. Of the amounts appropriated herein, Thirty Five Million Sixty Thousand Pesos (₱35,060,000) shall be used for the MODE and Capital Outlay requirements of the Inter-Country Adoption Board (ICAB) sourced from fees, charges and assessments in accordance with Section 13 of R.A. No. 8043.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The ICAB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) ICAB’s website.

The ICAB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee an Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

APRIL 29, 2019	OFFICIAL GAZETTE	339
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	4,759,000	₱	8,578,000	₱		₱	13,337,000

Sub-total, General Administration and Support		4,759,000		8,578,000				13,337,000

Operations
Filipino children in suitable permanent adoptive families abroad protected and secured		13,526,000		26,412,000		70,000		40,008,000

INTER-COUNTRY ADOPTION REGULATORY PROGRAM		4,353,000		4,771,000				9,124,000

Accredit/Authorize Foreign Adoption Agencies and Child Caring Agencies as Liaison Service Agencies		4,353,000		4,771,000				9,124,000
INTER-COUNTRY ADOPTION PROGRAM		9,173,000		21,641,000		70,000		30,884,000

Adjudication/Entrustment of children for inter-country adoption		9,173,000		21,641,000		70,000		30,884,000

Sub-total, Operations		13,526,000		26,412,000		70,000		40,008,000

TOTAL NEW APPROPRIATIONS	₱	18,285,000	₱	34,990,000	₱	70,000	₱	53,345,000

New Appropriations, by Object of Expenditures (In Thousand Pesos) A. Programs/Locally-Funded Project(s)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	13,879

Total Permanent Positions	13,879

Other Compensation Common to All
Personnel Economic Relief Allowance	744
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	186

340	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Mid-Year Bonus - Civilian	1,157
Year End Bonus	1,157
Cash Gift	155
Productivity Enhancement Incentive	155
Step Increment	34

Total Other Compensation Common to All	3,924

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	251

Total Other Compensation for Specific Groups	251

Other Benefits
PAG-IBIG Contributions	37
PhilHealth Contributions	157
Employees Compensation Insurance Premiums	37

Total Other Benefits	231

Total Personnel Services	18,285

Maintenance and Other Operating Expenses
Travelling Expenses	5,736
Training and Scholarship Expenses	9,629
Supplies and Materials Expenses	3,442
Utility Expenses	775
Communication Expenses	2,963
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	6,790
General Services	1,100
Repairs and Maintenance	655
Taxes, Insurance Premiums and Other Fees	120
Other Maintenance and Operating Expenses
Printing and Publication Expenses	255
Representation Expenses	770
Rent/Lease Expenses	2,340
Subscription Expenses	10
Donations	50
Other Maintenance and Operating Expenses	237

Total Maintenance and Other Operating Expenses	34,990

Total Current Operating Expenditures	53,275

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	70

Total Capital Outlays	70

TOTAL NEW APPROPRIATIONS	53,345

APRIL 29, 2019	OFFICIAL GAZETTE	341
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

D. JUVENILE JUSTICE AND WELFARE COUNCIL

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	1,090,566,000

New Appropriations, by Program/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,292,000	₱	6,455,000	₱		₱	22,747,000
Operations		20,535,000		244,529,000		802,755,000		1,067,819,000

JUVENILE JUSTICE AND WELFARE PROGRAM		20,535,000		244,529,000		802,755,000		1,067,819,000

TOTAL NEW APPROPRIATIONS	₱	36,827,000	₱	250,984,000	₱	802,755,000	₱	1,090,566,000

Special Provision(s)

1. Reporting and Posting Requirements. The Juvenile Justice and Welfare Council (JJWC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) JJWC’s website.

The JJWC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Administration and Supervision	₱	16,292,000	₱	6,455,000	₱		₱	22,747,000

Sub-total, General Administration and Support		16,292,000		6,455,000				22,747,000

Operations
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved		20,535,000		244,529,000		802,755,000		1,067,819,000

342	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

JUVENILE JUSTICE AND WELFARE PROGRAM		20,535,000		244,529,000		802,755,000		1,067,819,000

Formulate policies and coordinate the implementation of plans and programs on children at risk and children in conflict with the law		20,535,000		44,529,000		2,755,000		67,819,000
Project(s)
Locally-Funded Project(s)				200,000,000		800,000,000		1,000,000,000

Construction/repair/rehabilitation and operation of Bahay Pag-Asa Centers				200,000,000		800,000,000		1,000,000,000

Sub-total, Operations		20,535,000		244,529,000		802,755,000		1,067,819,000

TOTAL NEW APPROPRIATIONS	₱	36,827,000	₱	250,984,000	₱	802,755,000	₱	1,090,566,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

A. Programs/Locally-Funded Project(s)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								27,119

Total Permanent Positions								27,119

Other Compensation Common to All
Personnel Economic Relief Allowance								1,464
Representation Allowance								222
Transportation Allowance								222
Clothing and Uniform Allowance								366
Mid-Year Bonus - Civilian								2,260
Year End Bonus								2,260
Cash Gift								305
Productivity Enhancement Incentive								305
Step Increment								68

Total Other Compensation Common to All								7,472

Other Compensation for Specific Group
Magna Carta for Public Social Workers								1,781

Total Other Compensation for Specific Group								1,781

Other Benefits
PAG-IBIG Contributions								73
PhilHealth Contributions								309

APRIL 29, 2019	OFFICIAL GAZETTE	343
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Employees Compensation Insurance Premiums	73

Total Other Benefits	455

Total Personnel Services	36,827

Maintenance and Other Operating Expenses
Travelling Expenses	4,283
Training and Scholarship Expenses	16,816
Supplies and Materials Expenses	3,454
Utility Expenses	781
Communication Expenses	2,615
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	7,449
General Services	1,884
Repairs and Maintenance	671
Financial Assistance/Subsidy	200,000
Taxes, Insurance Premiums and Other Fees	155
Other Maintenance and Operating Expenses
Advertising Expenses	80
Printing and Publication Expenses	1,025
Representation Expenses	6,843
Rent/Lease Expenses	2,337
Subscription Expenses	557
Other Maintenance and Operating Expenses	1,916

Total Maintenance and Other Operating Expenses	250,984

Total Current Operating Expenditures	287,811

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	700,000
Machinery and Equipment Outlay	2,755
Furniture, Fixtures and Books Outlay	100,000

Total Capital Outlays	802,755

TOTAL NEW APPROPRIATIONS	1,090,566

E. NATIONAL ANTI-POVERTY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	241,384,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	25,033,000	₱	36,092,000	₱	4,251,000	₱	65,376,000

344	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		41,172,000		134,836,000				176,008,000

SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM		41,172,000		134,836,000				176,008,000

TOTAL NEW APPROPRIATIONS	₱	66,205,000	₱	170,928,000	₱	4,251,000	₱	241,384,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Anti-Poverty Commission (NAPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System ((URS) or other electronic means for reports not covered by the URS; and

(b) NAPC’s website.

The NAPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,033,000	₱	36,092,000	₱	4,251,000	₱	65,376,000

Sub-total, General Administration and Support		25,033,000		36,092,000		4,251,000		65,376,000

Operations
People-responsive anti-poverty government policies and programs institutionalized		41,172,000		134,836,000				176,008,000

SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM		41,172,000		134,836,000				176,008,000

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM		22,170,000		48,108,000				70,278,000

Formulation, prototyping and monitoring of policies, plans and programs and inter-agency and inter-stakeholder coordination platforms		22,170,000		39,194,000				61,364,000
Provision of information and advocacy support				8,914,000				8,914,000
BASIC SECTOR PARTNERSHIP AND PARTICIPATORY PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM		19,002,000		86,728,000				105,730,000

Support to consultative and convergence platforms		19,002,000		86,728,000				105,730,000

Sub-total, Operations		41,172,000		134,836,000				176,008,000

TOTAL NEW APPROPRIATIONS	₱	66,205,000	₱	170,928,000	₱	4,251,000	₱	241,384,000

APRIL 29, 2019	OFFICIAL GAZETTE	345
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,834

Total Permanent Positions	36,834

Other Compensation Common to All
Personnel Economic Relief Allowance	1,104
Representation Allowance	960
Transportation Allowance	960
Clothing and Uniform Allowance	276
Mid-Year Bonus - Civilian	3,069
Year End Bonus	3,069
Cash Gift	230
Per Diems	17,520
Productivity Enhancement Incentive	230
Step Increment	92

Total Other Compensation Common to All	27,510

Other Compensation for Specific Groups
RATA of Sectoral/Alternative Sectoral Representatives	1,482

Total Other Compensation for Specific Groups	1,482

Other Benefits
PAG-IBIG Contributions	55
PhilHealth Contributions	269
Employees Compensation Insurance Premiums	55

Total Other Benefits	379

Total Personnel Services	66,205

Maintenance and Other Operating Expenses
Travelling Expenses	35,603
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	10,374
Utility Expenses	3,420
Communication Expenses	3,878
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	696
Professional Services	58,582
General Services	3,070
Repairs and Maintenance	830
Taxes, Insurance Premiums and Other Fees	210

346	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,473
Representation Expenses	47,108
Rent/Lease Expenses	4,560
Subscription Expenses	74
Other Maintenance and Operating Expenses	50

Total Maintenance and Other Operating Expenses	170,928

Total Current Operating Expenditures	237,133

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,651
Transportation Equipment Outlay	2,100
Intangible Assets Outlay	500

Total Capital Outlays	4,251

TOTAL NEW APPROPRIATIONS	241,384

F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

For general administration and support, support to operations, and operations, as indicated hereunder	₱	985,097,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	183,285,000	₱	78,017,000	₱	9,500,000	₱	270,802,000
Support to Operations		208,068,000		11,410,000				219,478,000
Operations		294,720,000		200,097,000				494,817,000

ANCESTRAL DOMAIN/LAND SECURITY AND DEVELOPMENT PROGRAM		65,827,000		17,465,000				83,292,000
HUMAN, SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM		131,513,000		170,720,000				302,233,000
INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM		97,380,000		11,912,000				109,292,000

TOTAL NEW APPROPRIATIONS	₱	686,073,000	₱	289,524,000	₱	9,500,000	₱	985,097,000

Special Provision(s)

1. PAyapa at MAsaganang PamayaNAn Program. The amount of Twenty Three Million Four Hundred Forty Thousand Pesos (₱23,440,000) appropriated herein for the PAyapa at MAsaganang PamayaNAn (PAMANA) Program shall be used exclusively to implement projects in conflict-affected areas already identified by OPAPP.

APRIL 29, 2019	OFFICIAL GAZETTE	347
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Climate-Resilient Livelihood for Indigenous Peoples. The National Commission on Indigenous Peoples (NCIP), under an integrated climate adaptation and resilience approach, shall develop and implement climate-resilient livelihood programs and projects for indigenous peoples including sustainable bamboo propagation and processing, traditional wearing, and handicraft-making.

3. Reporting and Posting Requirements. The NCIP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NCIP’s website.

The NCIP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	181,787,000	₱	78,017,000	₱	9,500,000	₱	269,304,000

National Capital Region (NCR)		48,473,000		27,080,000		1,900,000		77,453,000

Central Office		48,473,000		27,080,000		1,900,000		77,453,000
Region I - Ilocos		8,940,000		3,624,000		1,900,000		14,464,000

Regional Office - I		8,940,000		3,624,000		1,900,000		14,464,000
Cordillera Administrative Region (CAR)		16,201,000		4,940,000				21,141,000

Regional Office - CAR		16,201,000		4,940,000				21,141,000
Region II - Cagayan Valley		12,085,000		4,637,000		1,900,000		18,622,000

Regional Office - II		12,085,000		4,637,000		1,900,000		18,622,000
Region III - Central Luzon		12,996,000		4,722,000				17,718,000

Regional Office - III		12,996,000		4,722,000				17,718,000
Region IVA - CALABARZON		10,699,000		2,593,000				13,292,000

Regional Office - IVA		10,699,000		2,593,000				13,292,000
Region IVB - MIMAROPA				1,628,000				1,628,000

Regional Office - IVB				1,628,000				1,628,000

348	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	9,264,000	3,464,000		12,728,000

Regional Office - V	9,264,000	3,464,000		12,728,000
Region VI - Western Visayas	6,809,000	4,947,000	1,900,000	13,656,000

Regional Office - VI	6,809,000	4,947,000	1,900,000	13,656,000
Region VII - Central Visayas	2,281,000			2,281,000

Regional Office - VII	2,281,000			2,281,000
Region IX - Zamboanga Peninsula	9,487,000	3,300,000		12,787,000

Regional Office - IX	9,487,000	3,300,000		12,787,000
Region X - Northern Mindanao	11,703,000	4,276,000		15,979,000

Regional Office - X	11,703,000	4,276,000		15,979,000
Region XI - Davao	11,730,000	4,744,000		16,474,000

Regional Office - XI	11,730,000	4,744,000		16,474,000
Region XII - SOCCSKSARGEN	10,583,000	4,429,000		15,012,000

Regional Office - XII	10,583,000	4,429,000		15,012,000
Region XIII - CARAGA	10,536,000	3,633,000	1,900,000	16,069,000

Regional Office - XIII	10,536,000	3,633,000	1,900,000	16,069,000
Administration of Personnel Benefits	1,498,000			1,498,000

Cordillera Administrative Region	87,000			87,000

Regional Office - CAR	87,000			87,000
Region II - Cagayan Valley	93,000			93,000

Regional Office - II	93,000			93,000
Region IVA - CALABARZON	36,000			36,000

Regional Office - IVA	36,000			36,000
Region VI - Western Visayas	48,000			48,000

Regional Office - VI	48,000			48,000
Region IX - Zamboanga Peninsula	531,000			531,000

Regional Office - IX	531,000			531,000
Region X - Northern Mindanao	134,000			134,000

Regional Office - X	134,000			134,000
Region XII - SOCCSKSARGEN	115,000			115,000

Regional Office - XII	115,000			115,000

APRIL 29, 2019	OFFICIAL GAZETTE	349
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XIII - CARAGA	454,000			454,000

Regional Office - XIII	454,000			454,000

Sub-total, General Administration and Support	183,285,000	78,017,000	9,500,000	270,802,000

Support to Operations
Policy formulation, planning and coordination of programs and projects	208,068,000	11,410,000		219,478,000

National Capital Region (NCR)	38,828,000	11,378,000		50,206,000

Central Office	38,828,000	11,378,000		50,206,000
Region I - Ilocos	9,024,000			9,024,000

Regional Office - I	9,024,000			9,024,000
Cordillera Administrative Region (CAR)	23,633,000			23,633,000

Regional Office - CAR	23,633,000			23,633,000
Region II - Cagayan Valley	18,859,000			18,859,000

Regional Office - II	18,859,000			I8,859,000
Region III - Central Luzon	14,897,000			14,897,000

Regional Office - III	14,897,000			14,897,000
Region IVA - CALABARZON	15,627,000			15,627,000

Regional Office - IVA	15,627,000			15,627,000
Region V - Bicol	9,866,000			9,866,000

Regional Office - V	9,866,000			9,866,000
Region VI - Western Visayas	3,062,000	5,000		3,067,000

Regional Office - VI	3,062,000	5,000		3,067,000
Region VII - Central Visayas	6,338,000			6,338,000

Regional Office - VII	6,338,000			6,338,000
Region IX - Zamboanga Peninsula	10,428,000			10,428,000

Regional Office - IX	10,428,000			10,428,000
Region X - Northern Mindanao	13,610,000	27,000		13,637,000

Regional Office - X	13,610,000	27,000		13,637,000
Region XI - Davao	16,089,000			16,089,000

Regional Office - XI	16,089,000			16,089,000
Region XII - SOCCSKSARGEN	13,572,000			13,572,000

Regional Office - XII	13,572,000			13,572,000

350	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XIII - CARAGA	14,235,000		14,235,000

Regional Office - XIII	14,235,000		14,235,000

Sub-total, Support to Operations	208,068,000	11,410,000	219,478,000

Operations
Indigenous Cultural Communities/Indigenous Peoples (ICCs/IPs) rights ensured	294,720,000	200,097,000	494,817,000

ANCESTRAL DOMAIN/LAND SECURITY AND DEVELOPMENT PROGRAM	65,827,000	17,465,000	83,292,000

Ancestral Domain/Land Recognition	34,858,000	1,983,000	36,841,000

National Capital Region (NCR)		1,983,000	1,983,000

Central Office		1,983,000	1,983,000
Region I - Ilocos	2,649,000		2,649,000

Regional Office - I	2,649,000		2,649,000
Cordillera Administrative Region (CAR)	4,864,000		4,864,000

Regional Office - CAR	4,864,000		4,864,000
Region II - Cagayan Valley	3,243,000		3,243,000

Regional Office - II	3,243,000		3,243,000
Region III - Central Luzon	3,749,000		3,749,000

Regional Office - III	3,749,000		3,749,000
Region IVA - CALABARZON	2,212,000		2,212,000

Regional Office - IVA	2,212,000		2,212,000
Region V - Bicol	2,203,000		2,203,000

Regional Office - V	2,203,000		2,203,000
Region VI - Western Visayas	683,000		683,000

Regional Office - VI	683,000		683,000
Region VII - Central Visayas	1,049,000		1,049,000

Regional Office - VII	1,049,000		1,049,000
Region IX - Zamboanga Peninsula	2,113,000		2,113,000

Regional Office - IX	2,113,000		2,113,000
Region X - Northern Mindanao	3,238,000		3,238,000

Regional Office - X	3,238,000		3,238,000

APRIL 29, 2019	OFFICIAL GAZETTE	351
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XI - Davao	3,363,000		3,363,000

Regional Office - XI	3,363,000		3,363,000
Region XII - SOCCSKSARGEN	2,677,000		2,677,000

Regional Office - XII	2,677,000		2,677,000
Region XIII - CARAGA	2,815,000		2,815,000

Regional Office - XIII	2,815,000		2,815,000
Assistance to Ancestral Domain Sustainable Development and Protection Plan (ADSDPP) Formulation	30,969,000	15,482,000	46,451,000

National Capital Region (NCR)		10,183,000	10,183,000

Central Office		10,183,000	10,183,000
Region I - Ilocos	2,378,000	423,000	2,801,000

Regional Office - I	2,378,000	423,000	2,801,000
Cordillera Administrative Region (CAR)	5,604,000	273,000	5,877,000

Regional Office - CAR	5,604,000	273,000	5,877,000
Region II - Cagayan Valley	3,839,000	553,000	4,392,000

Regional Office - II	3,839,000	553,000	4,392,000
Region III - Central Luzon	1,727,000	352,000	2,079,000

Regional Office - III	1,727,000	352,000	2,079,000
Region IVA - CALABARZON	2,479,000		2,479,000

Regional Office - IVA	2,479,000		2,479,000
Region IVB - MIMAROPA		331,000	331,000

Regional Office - IVB		331,000	331,000
Region V - Bicol	1,636,000	336,000	1,972,000

Regional Office - V	1,636,000	336,000	1,972,000
Region VI - Western Visayas	340,000	384,000	724,000

Regional Office - VI	340,000	384,000	724,000
Region VII - Central Visayas	1,088,000	221,000	1,309,000

Regional Office - VII	1,088,000	221,000	1,309,000
Region IX - Zamboanga Peninsula	1,747,000	405,000	2,152,000

Regional Office - IX	1,747,000	405,000	2,152,000

352	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	2,828,000	340,000	3,168,000

Regional Office - X	2,828,000	340,000	3,168,000
Region XI - Davao	2,442,000	419,000	2,861,000

Regional Office - XI	2,442,000	419,000	2,861,000
Region XII - SOCCSKSARGEN	2,398,000	717,000	3,115,000

Regional Office - XII	2,398,000	717,000	3,115,000
Region XIII - CARAGA	2,463,000	545,000	3,008,000

Regional Office - XIII	2,463,000	545,000	3,008,000
HUMAN SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM	131,513,000	170,720,000	302,233,000

Culturally-appropriate/responsive and Gender-sensitive Socio-economic and Ecology Development and Protection Services	5,959,000	23,727,000	29,686,000

National Capital Region (NCR)		923,000	923,000

Central Office		923,000	923,000
Region I - Ilocos	513,000	1,548,000	2,061,000

Regional Office - I	513,000	1,548,000	2,061,000
Cordillera Administrative Region (CAR)	513,000	3,137,000	3,650,000

Regional office - CAR	513,000	3,137,000	3,650,000
Region II - Cagayan Valley	513,000	2,207,000	2,720,000

Regional Office - II	513,000	2,207,000	2,720,000
Region III - Central Luzon	513,000	945,000	1,458,000

Regional Office - III	513,000	945,000	1,458,000
Region IVA - CALABARZON	513,000	500,000	1,013,000

Regional Office - IVA	513,000	500,000	1,013,000
Region IVB - MIMAROPA		2,297,000	2,297,000

Regional Office - IVB		2,297,000	2,297,000
Region V - Bicol	481,000	1,129,000	1,610,000

Regional Office - V	481,000	1,129,000	1,610,000
Region VI - Western Visayas	513,000	450,000	963,000

Regional Office - VI	513,000	450,000	963,000
Region VII - Central Visayas		340,000	340,000

Regional Office - VII		340,000	340,000

APRIL 29, 2019	OFFICIAL GAZETTE	353
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region IX - Zamboanga Peninsula	476,000	1,067,000	1,543,000

Regional Office - IX	476,000	1,067,000	1,543,000
Region X - Northern Mindanao	476,000	2,340,000	2,816,000

Regional Office - X	476,000	2,340,000	2,816,000
Region XI - Davao	486,000	2,903,000	3,389,000

Regional Office - XI	486,000	2,903,000	3,389,000
Region XII - SOCCSKSARGEN	481,000	2,541,000	3,022,000

Regional Office - XII	481,000	2,541,000	3,022,000
Region XIII - CARAGA	481,000	1,400,000	1,881,000

Regional Office - XIII	481,000	1,400,000	1,881,000
IP Education and Advocacy Services	18,659,000	138,989,000	157,648,000

National Capital Region (NCR)		3,891,000	3,891,000

Central Office		3,891,000	3,891,000
Region I - Ilocos	1,369,000	17,853,000	19,222,000

Regional Office - I	1,369,000	17,853,000	19,222,000
Cordillera Administrative Region (CAR)	2,514,000	19,667,000	22,181,000

Regional Office - CAR	2,514,000	19,667,000	22,181,000
Region II - Cagayan Valley	1,650,000	15,134,000	16,784,000

Regional Office - II	1,650,000	15,134,000	16,784,000
Region III - Central Luzon	1,971,000	3,912,000	5,883,000

Regional Office - III	1,971,000	3,912,000	5,883,000
Region IVA - CALABARZON	1,151,000	4,997,000	6,148,000

Regional Office - IVA	1,151,000	4,997,000	6,148,000
Region IVB - MIMAROPA		4,043,000	4,043,000

Regional Office - IVB		4,043,000	4,043,000
Region V - Bicol	1,062,000	2,837,000	3,899,000

Regional Office - V	1,062,000	2,837,000	3,899,000
Region VI - Western Visayas	513,000	5,506,000	6,019,000

Regional Office - VI	513,000	5,506,000	6,019,000
Region VII - Central Visayas	561,000	1,768,000	2,329,000

Regional Office - VII	561,000	1,768,000	2,329,000

354	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula	1,333,000	15,283,000	16,616,000

Regional Office - IX	1,333,000	15,283,000	16,616,000
Region X - Northern Mindanao	1,635,000	16,033,000	17,668,000

Regional Office - X	1,635,000	16,033,000	17,668,000
Region XI - Davao	1,934,000	13,522,000	15,456,000

Regional Office - XI	1,934,000	13,522,000	15,456,000
Region XII - SOCCSKSARGEN	1,344,000	7,220,000	8,564,000

Regional Office - XII	1,344,000	7,220,000	8,564,000
Region XIII - CARAGA	1,622,000	7,323,000	8,945,000

Regional Office - XIII	1,622,000	7,323,000	8,945,000
IP Culture Services	28,177,000	4,641,000	32,818,000

National Capital Region (NCR)		2,210,000	2,210,000

Central Office		2,210,000	2,210,000
Region I - Ilocos	1,997,000	321,000	2,318,000

Regional Office - I	1,997,000	321,000	2,318,000
Cordillera Administrative Region (CAR)	5,408,000	438,000	5,846,000

Regional Office - CAR	5,408,000	438,000	5,846,000
Region II - Cagayan Valley	3,200,000	317,000	3,517,000

Regional Office - II	3,200,000	317,000	3,517,000
Region III - Central Luzon	2,010,000	128,000	2,138,000

Regional Office - III	2,010,000	128,000	2,138,000
Region IVA - CALABARZON	2,634,000		2,634,000

Regional Office - IVA	2,634,000		2,634,000
Region IVB - MIMAROPA		121,000	121,000

Regional Office - IVB		121,000	121,000
Region V - Bicol	870,000	52,000	922,000

Regional Office - V	870,000	52,000	922,000
Region VI - Western Visayas	296,000	162,000	458,000

Regional Office - VI	296,000	162,000	458,000
Region VII - Central Visayas	591,000		591,000

Regional Office - VII	591,000		591,000

APRIL 29, 2019	OFFICIAL GAZETTE	355
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region IX - Zamboanga Peninsula	1,990,000	96,000	2,086,000

Regional Office - IX	1,990,000	96,000	2,086,000
Region X - Northern Mindanao	2,025,000	218,000	2,243,000

Regional Office - X	2,025,000	218,000	2,243,000
Region XI - Davao	2,556,000	252,000	2,808,000

Regional Office - XI	2,556,000	252,000	2,808,000
Region XII - SOCCSKSARGEN	2,298,000	166,000	2,464,000

Regional Office - XII	2,298,000	166,000	2,464,000
Region XIII - CARAGA	2,302,000	160,000	2,462,000

Regional Office - XIII	2,302,000	160,000	2,462,000
IP Health Services	78,718,000	3,363,000	82,081,000

Region I - Ilocos	5,092,000	392,000	5,484,000

Regional Office - I	5,092,000	392,000	5,484,000
Cordillera Administrative Region (CAR)	11,929,000	640,000	12,569,000

Regional Office - CAR	11,929,000	640,000	12,569,000
Region II - Cagayan Valley	8,090,000	386,000	8,476,000

Regional Office - II	8,090,000	386,000	8,476,000
Region III - Central Luzon	7,655,000	150,000	7,805,000

Regional Office - III	7,655,000	150,000	7,805,000
Region IVA - CALABARZON	6,730,000	145,000	6,875,000

Regional Office - IVA	6,730,000	145,000	6,875,000
Region V - Bicol	3,862,000	68,000	3,930,000

Regional Office - V	3,862,000	68,000	3,930,000
Region VI - Western Visayas	1,890,000	112,000	2,002,000

Regional Office - VI	1,890,000	112,000	2,002,000
Region VII - Central Visayas	2,739,000	29,000	2,768,000

Regional Office - VII	2,739,000	29,000	2,768,000
Region IX - Zamboanga Peninsula	4,521,000	116,000	4,637,000

Regional Office - IX	4,521,000	116,000	4,637,000
Region X - Northern Mindanao	5,122,000	446,000	5,568,000

Regional Office - X	5,122,000	446,000	5,568,000

356	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao	8,394,000	471,000	8,865,000

Regional Office - XI	8,394,000	471,000	8,865,000
Region XII - SOCCSKSARGEN	6,037,000	202,000	6,239,000

Regional Office - XII	6,037,000	202,000	6,239,000
Region XIII - CARAGA	6,657,000	206,000	6,863,000

Regional Office - XIII	6,657,000	206,000	6,863,000
INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM	97,380,000	11,912,000	109,292,000

Gender and Rights-based Services	33,596,000	2,872,000	36,468,000

National Capital Region (NCR)		185,000	185,000

Central Office		185,000	185,000
Region I - Ilocos	2,183,000	518,000	2,701,000

Regional Office - I	2,183,000	518,000	2,701,000
Cordillera Administrative Region (CAR)	5,846,000	266,000	6,112,000

Regional Office - CAR	5,846,000	266,000	6,112,000
Region II - Cagayan Valley	2,945,000	386,000	3,331,000

Regional Office - II	2,945,000	386,000	3,331,000
Region III - Central Luzon	3,189,000	157,000	3,346,000

Regional Office - III	3,189,000	157,000	3,346,000
Region IVA - CALABARZON	3,217,000		3,217,000

Regional Office - IVA	3,217,000		3,217,000
Region IVB - MIMAROPA		136,000	136,000

Regional Office - IVB		136,000	136,000
Region V - Bicol	1,474,000	76,000	1,550,000

Regional Office - V	1,474,000	76,000	1,550,000
Region VI - Western Visayas	492,000	76,000	568,000

Regional Office - VI	492,000	76,000	568,000
Region VII - Central Visayas	1,223,000	62,000	1,285,000

Regional Office - VII	1,223,000	62,000	1,285,000
Region IX - Zamboanga Peninsula	1,727,000	113,000	1,840,000

Regional Office - IX	1,727,000	113,000	1,840,000

APRIL 29, 2019	OFFICIAL GAZETTE	357
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region X - Northern Mindanao	2,708,000	234,000	2,942,000

Regional Office - X	2,708,000	234,000	2,942,000
Region XI - Davao	3,444,000	299,000	3,743,000

Regional Office - XI	3,444,000	299,000	3,743,000
Region XII - SOCCSKSARGEN	2,198,000	195,000	2,393,000

Regional Office - XII	2,198,000	195,000	2,393,000
Region XIII - CARAGA	2,950,000	169,000	3,119,000

Regional Office - XIII	2,950,000	169,000	3,119,000
IP Rights Advocacy and Monitoring of Treaty Obligations	12,642,000	3,387,000	16,029,000

National Capital Region (NCR)		2,945,000	2,945,000

Central Office		2,945,000	2,945,000
Region I - Ilocos		46,000	46,000

Regional Office - I		46,000	46,000
Cordillera Administrative Region (CAR)	1,085,000	16,000	1,101,000

Regional Office - CAR	1,085,000	16,000	1,101,000
Region II - Cagayan Valley	1,085,000	46,000	1,131,000

Regional Office - II	1,085,000	46,000	1,131,000
Region III - Central Luzon		18,000	18,000

Regional Office - III		18,000	18,000
Region IVA - CALABARZON		100,000	100,000

Regional Office - IVA		100,000	100,000
Region IVB - MIMAROPA		98,000	98,000

Regional Office - IVB		98,000	98,000
Region V - Bicol	3,880,000	10,000	3,890,000

Regional Office - V	3,880,000	10,000	3,890,000
Region VI - Western Visayas	1,118,000	16,000	1,134,000

Regional Office - VI	1,118,000	16,000	1,134,000
Region IX - Zamboanga Peninsula	1,101,000	14,000	1,115,000

Regional Office - IX	1,101,000	14,000	1,115,000
Region X - Northern Mindanao	1,085,000	18,000	1,103,000

Regional Office - X	1,085,000	18,000	1,103,000

358	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao	1,118,000	36,000	1,154,000

Regional Office - XI	1,118,000	36,000	1,154,000
Region XII - SOCCSKSARGEN	1,085,000	24,000	1,109,000

Regional Office - XII	1,085,000	24,000	1,109,000
Region XIII - CARAGA	1,085,000		1,085,000

Regional Office - XIII	1,085,000		1,085,000
Legal Services	37,391,000	2,723,000	40,114,000

National Capital Region (NCR)		206,000	206,000

Central Office		206,000	206,000
Region I - Ilocos	3,408,000	296,000	3,704,000

Regional Office - I	3,408,000	296,000	3,704,000
Cordillera Administrative Region (CAR)	3,359,000	801,000	4,160,000

Regional Office - CAR	3,359,000	801,000	4,160,000
Region II - Cagayan Valley	4,373,000	292,000	4,665,000

Regional Office - II	4,373,000	292,000	4,665,000
Region III - Central Luzon	4,373,000	114,000	4,487,000

Regional Office - III	4,373,000	114,000	4,487,000
Region IVA - CALABARZON	2,168,000	111,000	2,279,000

Regional Office - IVA	2,168,000	111,000	2,279,000
Region V - Bicol		18,000	18,000

Regional Office - V		18,000	18,000
Region VI - Western Visayas		104,000	104,000

Regional Office - VI		104,000	104,000
Region VII - Central Visayas	2,168,000		2,168,000

Regional Office - VII	2,168,000		2,168,000
Region IX - Zamboanga Peninsula	3,289,000	34,000	3,323,000

Regional Office - IX	3,289,000	34,000	3,323,000
Region X - Northern Mindanao	2,239,000	116,000	2,355,000

Regional Office - X	2,239,000	116,000	2,355,000
Region XI - Davao	4,354,000	324,000	4,678,000

Regional Office - XI	4,354,000	324,000	4,678,000

APRIL 29, 2019	OFFICIAL GAZETTE	359
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Region XII - SOCCSKSARGEN		3,254,000		153,000				3,407,000

Regional Office - XII		3,254,000		153,000				3,407,000
Region XIII - CARAGA		4,406,000		154,000				4,560,000

Regional Office - XIII		4,406,000		154,000				4,560,000
Adjudication Services		13,751,000		2,930,000				16,681,000

Region I - Ilocos		1,751,000						1,751,000

Regional Office - I		1,751,000						1,751,000
Cordillera Administrative Region (CAR)		2,041,000		969,000				3,010,000

Regional Office - CAR		2,041,000		969,000				3,010,000
Region II - Cagayan Valley		1,954,000						1,954,000

Regional Office - II		1,954,000						1,954,000
Region III - Central Luzon		1,928,000						1,928,000

Regional Office - III		1,928,000						1,928,000
Region IVA - CALABARZON		1,675,000		89,000				1,764,000

Regional Office - IVA		1,675,000		89,000				1,764,000
Region V - Bicol		252,000		96,000				348,000

Regional Office - V		252,000		96,000				348,000
Region VI - Western Visayas				188,000				188,000

Regional Office - VI				188,000				188,000
Region IX - Zamboanga Peninsula		1,675,000		359,000				2,034,000

Regional Office - IX		1,675,000		359,000				2,034,000
Region X - Northern Mindanao		254,000		474,000				728,000

Regional Office - X		254,000		474,000				728,000
Region XI - Davao		265,000		314,000				579,000

Regional Office - XI		265,000		314,000				579,000
Region XII - SOCCSKSARGEN		1,956,000		199,000				2,155,000

Regional Office - XII		1,956,000		199,000				2,155,000
Region XIII - CARAGA				242,000				242,000

Regional Office - XIII				242,000				242,000

Sub-total, Operations		294,720,000		200,097,000				494,817,000

TOTAL NEW APPROPRIATIONS	₱	686,073,000	₱	289,524,000	₱	9,500,000	₱	985,097,000

360	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	516,839

Total Permanent Positions	516,839

Other Compensation Common to All
Personnel Economic Relief Allowance	33,000
Representation Allowance	7,776
Transportation Allowance	7,776
Clothing and Uniform Allowance	8,250
Mid Year Bonus - Civilian	43,070
Year End Bonus	43,070
Cash Gift	6,875
Productivity Enhancement Incentive	6,875
Step Increment	1,295

Total Other Compensation Common to All	157,987

Other Benefits
PAG-IBIG Contributions	1,644
PhilHealth Contributions	5,611
Employees Compensation Insurance Premiums	1,644
Loyalty Award - Civilian	850
Terminal Leave	1,498

Total Other Benefits	11,247

Total Personnel Services	686,073

Maintenance and Other Operating Expenses
Travelling Expenses	24,041
Training and Scholarship Expenses	127,264
Supplies and Materials Expenses	20,704
Utility Expenses	8,765
Communication Expenses	7,417
Awards/Rewards/Prizes	120
Confidential, Intelligence and Extraordinary
Expenses
Extraordinary and Miscellaneous Expenses	2,851
Professional Services	10,379
General Services	6,346
Repairs and Maintenance	1,869
Financial Assistance/Subsidy	12,736
Taxes, Insurance Premiums and Other Fees	944
Labor and Wages	2,228

APRIL 29, 2019	OFFICIAL GAZETTE	361
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Other Maintenance and Operating Expenses
Advertising Expenses	52
Printing and Publication Expenses	1,997
Representation Expenses	21,630
Transportation and Delivery Expenses	4,319
Rent/Lease Expenses	26,644
Membership Dues and Contributions to Organizations	14
Subscription Expenses	179
Donations	5,458
Other Maintenance and Operating Expenses	3,567

Total Maintenance and Other Operating Expenses	289,524

Total Current Operating Expenditures	975,597

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	9,500

Total Capital Outlays	9,500

TOTAL NEW APPROPRIATIONS	985,097

G. NATIONAL COUNCIL ON DISABILITY AFFAIRS

For general administration and support, and operations, as indicated hereunder	₱	54,488,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	6,626,000	₱	7,559,000	₱	80,000	₱	14,265,000
Operations		23,109,000		11,613,000		5,501,000		40,223,000

PERSONS WITH DISABILITY RIGHTS PROGRAM		23,109,000		11,613,000		5,501,000		40,223,000

TOTAL NEW APPROPRIATIONS	₱	29,735,000	₱	19,172,000	₱	5,581,000	₱	54,488,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Council on Disability Affairs (NCDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NCDA’s website.

The NCDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

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2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	6,626,000	₱	7,559,000	₱	80,000	₱	14,265,000

Sub-total, General Administration and Support		6,626,000		7,559,000		80,000		14,265,000

Operations
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved		23,109,000		11,613,000		5,501,000		40,223,000

PERSONS WITH DISABILITY RIGHTS PROGRAM		23,109,000		11,613,000		5,501,000		40,223,000

Policy formulation and coordination for the implementation of plans and programs on the realization of the rights of person with disabilities to achieve the sustainable development goals by 2030		23,109,000		11,613,000		5,501,000		40,223,000

Sub-total, Operations		23,109,000		11,613,000		5,501,000		40,223,000

TOTAL NEW APPROPRIATIONS	₱	29,735,000	₱	19,172,000	₱	5,581,000	₱	54,488,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,232

Total Permanent Positions	22,232

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	330

APRIL 29, 2019	OFFICIAL GAZETTE	363
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Transportation Allowance	330
Clothing and Uniform Allowance	288
Honoraria	46
Mid-Year Bonus - Civilian	1,853
Year End Bonus	1,853
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	56

Total Other Compensation Common to All	6,388

Other Benefits
PAG-IBIG Contributions	58
PhilHealth Contributions	217
Employees Compensation Insurance Premiums	58
Terminal Leave	782

Total Other Benefits	1,115

Total Personnel Services	29,735

Maintenance and Other Operating Expenses
Travelling Expenses	2,076
Training and Scholarship Expenses	1,800
Supplies and Materials Expenses	2,118
Utility Expenses	1,300
Communication Expenses	1,426
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,700
General Services	941
Repairs and Maintenance	1,050
Taxes, Insurance Premiums and Other Fees	170
Other Maintenance and Operating Expenses
Printing and Publication Expenses	553
Representation Expenses	4,910
Transportation and Delivery Expenses	230
Subscription Expenses	468
Donations	200
Other Maintenance and Operating Expenses	112

Total Maintenance and Other Operating Expenses	19,172

Total Current Operating Expenditures	48,907

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,820
Furniture, Fixtures and Books Outlay	561
Intangible Assets Outlay	2,200

Total Capital Outlays	5,581

TOTAL NEW APPROPRIATIONS	54,488

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GENERAL APPROPRIATIONS ACT, FY 2019

H. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

For general administration and support, and operations, as indicated hereunder	₱	178,095,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,601,000	₱	28,838,000	₱	4,805,000	₱	64,244,000
Operations		55,207,000		58,644,000				113,851,000

URBAN POOR COORDINATION AND SUPPORT PROGRAM		55,207,000		58,644,000				113,851,000

TOTAL NEW APPROPRIATIONS	₱	85,808,000	₱	87,482,000	₱	4,805,000	₱	178,095,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Commission for the Urban Poor (PCUP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCUP’s website.

The PCUP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,747,000	₱	28,838,000	₱	4,805,000	₱	63,390,000
Administrative of Personnel Benefits		854,000						854,000

Sub-total, General Administration and Support		30,601,000		28,838,000	₱	4,805,000		64,244,000

Operations
Access of the urban poor to asset reform,

APRIL 29, 2019	OFFICIAL GAZETTE	365
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

human development, basic services and other programs enhanced		55,207,000		58,644,000				113,851,000

URBAN POOR COORDINATION AND SUPPORT PROGRAM		55,207,000		58,644,000				113,851,000

Coordination and Monitoring of Programs and projects for the urban poor		55,207,000		58,644,000				113,851,000

Sub-total, Operations		55,207,000		58,644,000				113,851,000

TOTAL NEW APPROPRIATIONS	₱	85,808,000	₱	87,482,000	₱	4,805,000	₱	178,095,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	64,311

Total Permanent Positions	64,311

Other Compensation Common to All
Personnel Economic Relief Allowance	3,480
Representation Allowance	804
Transportation Allowance	804
Clothing and Uniform Allowance	870
Mid-Year Bonus - Civilian	5,359
Year End Bonus	5,359
Cash Gift	725
Step Increment	161
Productivity Enhancement Incentive	725

Total Other Compensation Common to All	18,287

Other Benefits
PAG-IBIG Contributions	174
PhilHealth Contributions	725
Employees Compensation Insurance Premiums	174
Terminal Leave	854

Total Other Benefits	1,927

Non-Permanent Positions	1,283

Total Personnel Services	85,808

Maintenance and Other Operating Expenses
Travelling Expenses	12,000
Training and Scholarship Expenses	27,500
Supplies and Materials Expenses	6,577

366	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Utility Expenses	3,200
Communication Expenses	4,020
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	574
Professional Services	16,596
General Services	6,615
Repairs and Maintenance	1,540
Taxes, Insurance Premiums and Other Fees	610
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	700
Rent/Lease Expenses	6,503
Subscription Expenses	847

Total Maintenance and Other Operating Expenses	87,482

Total Current Operating Expenditures	173,290

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,805
Transportation Equipment Outlay	1,000

Total Capital Outlays	4,805

TOTAL NEW APPROPRIATIONS	178,095

APRIL 29, 2019	OFFICIAL GAZETTE	367
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

GENERAL SUMMARY

DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	6,536,930,000	₱	131,408,759,000	₱	509,561,000	₱	37,475,000	₱	138,492,625,000
B. COUNCIL FOR THE WELFARE OF CHILDREN		17,665,000		42,181,000				8,600,000		68,446,000
C. INTER-COUNTRY ADOPTION BOARD		18,285,000		34,990,000				70,000		53,345,000
D. JUVENILE JUSTICE AND WELFARE COUNCIL		36,827,000		250,984,000				802,755,000		1,090,566,000
E. NATIONAL ANTI-POVERTY COMMISSION		66,205,000		170,928,000				4,251,000		241,384,000
F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES		686,073,000		289,524,000				9,500,000		985,097,000
G. NATIONAL COUNCIL ON DISABILITY AFFAIRS		29,735,000		19,172,000				5,581,000		54,488,000
H. PRESIDENTIAL COMMISSION FOR THE URBAN POOR		85,808,000		87,482,000				4,805,000		178,095,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	₱	7,477,428,000	₱	132,304,020,000	₱	509,561,000	₱	873,037,000	₱	141,164,046,000

368	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXII. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	3,081,105,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	359,376,000	₱	462,837,000	₱	1,010,000	₱	7,400,000	₱	830,623,000
Support to Operations		20,131,000		41,780,000						61,911,000
Operations		161,336,000		1,999,600,000		2,570,000		25,065,000		2,188,571,000

TOURISM POLICY FORMULATION AND PLANNING PROGRAM		93,018,000		152,888,000		50,000		6,065,000		252,021,000
TOURISM INDUSTRY TRAINING PROGRAM		8,000,000		147,473,000						155,473,000
STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM		43,076,000		82,245,000		20,000				125,341,000
MARKET AND PRODUCT DEVELOPMENT PROGRAM		17,242,000		1,616,994,000		2,500,000		19,000,000		1,655,736,000

TOTAL NEW APPROPRIATIONS	₱	540,843,000	₱	2,504,217,000	₱	3,580,000	₱	32,465,000	₱	3,081,105,000

Special Provision(s)

1. Tourism Development Fund. In addition to the amounts appropriated herein, Four Million Five Hundred Seventy Eight Thousand Pesos (₱4,578,000) shall be used for the development, promotion and marketing of tourism in the country sourced from accreditation, identification card, sticker and code fees, constituted into the Tourism Development Fund in accordance with Section 16 of R.A. No. 9593.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Trust Receipts from Income in Merchandising Operations. The amount of One Hundred Fifty Million Pesos (₱150,000,000) sourced from the net profits of the merchandising operations of the Duty Free Philippines shall be used for tourism related projects and activities in accordance with E.O. No. 46, s. 1986. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

Disbursements or expenditures by the DOT in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

3. Income and Unexpended Funds for Expositions and Similar Events. All income and any unexpended funds in connection with government participation in expositions and other similar events shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

APRIL 29, 2019	OFFICIAL GAZETTE	369

4. Traditional Art and Craft. The DOT shall include weaving, artisan crafts, and other Schools of Living Traditions (SLTs) in all its promotion, market and tourism development. The DOT shall coordinate with the National Museum and the National Commission for Culture and the Arts (NCCA) for the implementation of this provision.

5. Priority Areas for Tourism Promotion. The DOT shall prioritize areas for ecotourism, protected and biodiversity conservation areas, heritage tourism sites, and agro-tourism areas in its tourism promotion activities. In this regard, it shall coordinate with the concerned agencies of government including, but not limited to, the NCCA, Department of Environment and Natural Resources (DENR), and Local Government Units (LGUs) to implement this provision.

6. Green Hotels. The DOT shall promote eco-tourism along with the greening of hotels and accommodation facilities, including activities on offsetting of the carbon footprint of tourists, water and energy conservation, and ecological solid waste management.

7. Ban on Single-Use Plastics. The DOT shall coordinate with the DENR and concerned LGUs to prohibit single-use plastics in all tourist destinations in the country. This will cover hotels, resorts, inns, restaurants, stores, and other similar establishments located within or near the tourist destinations.

Single-use plastics refer to those disposable plastics intended to be used only once before they are thrown away or recycled. These include, but are not limited to, grocery bags, food packages, battles, cups, cutleries, straws, stirrers, containers, styrofoam, and sachets.

8. Reporting and Posting Requirements. The DOT shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOT’s Website.

The DOT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	173,359,000	₱	291,674,000	₱	10,000	₱	7,400,000	₱	472,443,000

National Capital Region (NCR)		124,636,000		222,296,000		10,000		7,400,000		354,342,000

Central Office		123,030,000		219,513,000		10,000		7,400,000		349,953,000
Regional Office - NCR		1,606,000		2,783,000						4,389,000
Region I - Ilocos		4,041,000		5,365,000						9,406,000

Regional Office - I		4,041,000		5,365,000						9,406,000
Cordillera Administrative Region (CAR)		3,803,000		3,606,000						7,409,000

Regional Office - CAR		3,803,000		3,606,000						7,409,000
Region II - Cagayan Valley		4,442,000		2,301,000						6,743,000

Regional Office - II		4,442,000		2,301,000						6,743,000

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Region III - Central Luzon	1,505,000	6,625,000	8,130,000

Regional Office - III	1,505,000	6,625,000	8,130,000
Region IVA - CALABARZON	3,153,000	5,524,000	8,677,000

Regional Office - IVA	3,153,000	5,524,000	8,677,000
Region IVB - MIMAROPA	3,484,000	5,818,000	9,302,000

Regional Office - IVB	3,484,000	5,818,000	9,302,000
Region V - Bicol	3,772,000	2,580,000	6,352,000

Regional Office - V	3,772,000	2,580,000	6,352,000
Region VI - Western Visayas	3,525,000	3,452,000	6,977,000

Regional Office - VI	3,525,000	3,452,000	6,977,000
Region VII - Central Visayas	823,000	8,119,000	8,942,000

Regional Office - VII	823,000	8,119,000	8,942,000
Region VIII - Eastern Visayas	2,856,000	3,005,000	5,861,000

Regional Office - VIII	2,856,000	3,005,000	5,861,000
Region IX - Zamboanga Peninsula	4,012,000	5,181,000	9,193,000

Regional Office - IX	4,012,000	5,181,000	9,193,000
Region X - Northern Mindanao	3,274,000	6,470,000	9,744,000

Regional Office - X	3,274,000	6,470,000	9,744,000
Region XI - Davao	3,000,000	4,894,000	7,894,000

Regional Office - XI	3,000,000	4,894,000	7,894,000
Region XII - SOCCSKSARGEN	3,848,000	3,775,000	7,623,000

Regional Office - XII	3,848,000	3,775,000	7,623,000
Region XIII - CARAGA	3,185,000	2,663,000	5,848,000

Regional Office - XIII	3,185,000	2,663,000	5,848,000
Human Resource and Development		5,715,000	5,715,000

National Capital Region (NCR)		5,715,000	5,715,000

Central Office		5,715,000	5,715,000
Administration of Personnel Benefits	27,238,000		27,238,000

National Capital Region (NCR)	27,238,000		27,238,000

Central Office	27,238,000		27,238,000

APRIL 29, 2019	OFFICIAL GAZETTE	371

Maintenance of Foreign Offices	158,779,000	165,448,000	1,000,000		325,227,000

National Capital Region (NCR)	158,779,000	165,448,000	1,000,000		325,227,000

Central Office	158,779,000	165,448,000	1,000,000		325,227,000

Sub-total, General Administration and Support	359,376,000	462,837,000	1,010,000	7,400,000	830,623,000

Support to Operations
Media and Communication Service	11,806,000	8,555,000			20,361,000

National Capital Region (NCR)	11,806,000	8,555,000			20,361,000

Central Office	11,806,000	8,555,000			20,361,000
Legal Services	5,330,000	4,020,000			9,350,000

National Capital Region (NCR)	5,330,000	4,020,000			9,350,000

Central Office	5,330,000	4,020,000			9,350,000
Legislation, Policy Coordination and Special Concerns	2,995,000	28,713,000			31,708,000

National Capital Region (NCR)	2,995,000	28,713,000			31,708,000

Central Office	2,995,000	28,713,000			31,708,000
Resource Generation Services		492,000			492,000

National Capital Region (NCR)		492,000			492,000

Central Office		492,000			492,000

Sub-total, Support to Operations	20,131,000	41,780,000			61,911,000

Operations
Tourism Revenue, Employment and Arrivals Increased	161,336,000	1,999,600,000	2,570,000	25,065,000	2,188,571,000

TOURISM POLICY FORMULATION AND PLANNING PROGRAM	93,018,000	152,888,000	50,000	6,065,000	252,021,000

Tourism Planning	93,018,000	152,888,000	50,000	6,065,000	252,021,000

National Capital Region (NCR)	27,828,000	131,163,000	50,000	6,065,000	165,106,000

Central Office	22,293,000	130,298,000	50,000	6,065,000	158,706,000
Regional Office - NCR	5,535,000	865,000			6,400,000
Region I - Ilocos	3,510,000	1,241,000			4,751,000

Regional Office - I	3,510,000	1,241,000			4,751,000

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Cordillera Administrative Region (CAR)	3,979,000	1,667,000	5,646,000

Regional Office - CAR	3,979,000	1,667,000	5,646,000
Region II - Cagayan Valley	3,830,000	725,000	4,555,000

Regional Office - II	3,830,000	725,000	4,555,000
Region III - Central Luzon	3,260,000	508,000	3,768,000

Regional Office - III	3,260,000	508,000	3,768,000
Region IVA - CALABARZON	6,651,000	584,000	7,235,000

Regional Office - IVA	6,651,000	584,000	7,235,000
Region IVB - MIMAROPA	6,112,000	1,095,000	7,207,000

Regional Office - IVB	6,112,000	1,095,000	7,207,000
Region V - Bicol	5,760,000	1,900,000	7,660,000

Regional Office - V	5,760,000	1,900,000	7,660,000
Region VI - Western Visayas	3,391,000	8,038,000	11,429,000

Regional Office - VI	3,391,000	8,038,000	11,429,000
Region VII - Central Visayas	4,520,000	1,195,000	5,715,000

Regional Office - VII	4,520,000	1,195,000	5,715,000
Region VIII - Eastern Visayas	4,007,000	656,000	4,663,000

Regional Office - VIII	4,007,000	656,000	4,663,000
Region IX - Zamboanga Peninsula	4,094,000	1,165,000	5,259,000

Regional Office - IX	4,094,000	1,165,000	5,259,000
Region X - Northern Mindanao	3,506,000	334,000	3,840,000

Regional Office - X	3,506,000	334,000	3,840,000
Region XI - Davao	4,211,000	993,000	5,204,000

Regional Office - XI	4,211,000	993,000	5,204,000
Region XII - SOCCSKSARGEN	4,544,000	380,000	4,924,000

Regional Office - XII	4,544,000	380,000	4,924,000
Region XIII - CARAGA	3,815,000	1,244,000	5,059,000

Regional Office - XIII	3,815,000	1,244,000	5,059,000

APRIL 29, 2019	OFFICIAL GAZETTE	373

TOURISM INDUSTRY TRAINING PROGRAM	8,000,000	147,473,000	155,473,000

Tourism Industry Training	8,000,000	147,473,000	155,473,000

National Capital Region (NCR)	8,000,000	126,404,000	134,404,000

Central Office	8,000,000	124,840,000	132,840,000
Regional Office - NCR		1,564,000	1,564,000
Region I - Ilocos		2,079,000	2,079,000

Regional Office - I		2,079,000	2,079,000
Cordillera Administrative Region (CAR)		2,207,000	2,207,000

Regional Office - CAR		2,207,000	2,207,000
Region II - Cagayan Valley		978,000	978,000

Regional Office - II		978,000	978,000
Region III - Central Luzon		2,047,000	2,047,000

Regional Office - III		2,047,000	2,047,000
Region IVA - CALABARZON		914,000	914,000

Regional Office - IVA		914,000	914,000
Region IVB - MIMAROPA		619,000	619,000

Regional Office - IVB		619,000	619,000
Region V - Bicol		1,767,000	1,767,000

Regional Office - V		1,767,000	1,767,000
Region VI - Western Visayas		715,000	715,000

Regional Office - VI		715,000	715,000
Region VII - Central Visayas		1,946,000	1,946,000

Regional Office - VII		1,946,000	1,946,000
Region VIII - Eastern Visayas		744,000	744,000

Regional Office - VIII		744,000	744,000
Region IX - Zamboanga Peninsula		1,479,000	1,479,000

Regional Office - IX		1,479,000	1,479,000
Region X - Northern Mindanao		962,000	962,000

Regional Office - X		962,000	962,000

374	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Region XI - Davao		2,405,000		2,405,000

Regional Office - XI		2,405,000		2,405,000
Region XII - SOCCSKSARGEN		913,000		913,000

Regional Office - XII		913,000		913,000
Region XIII - CARAGA		1,294,000		1,294,000

Regional Office - XIII		1,294,000		1,294,000
STANDARD DEVELOPMENT AND ENFORCEMENT PROGRAM	43,076,000	82,245,000	20,000	125,341,000

Tourism Standards Development, Regulation and Accreditation, Monitoring and Enforcement	41,125,000	76,626,000	20,000	117,771,000

National Capital Region (NCR)	22,811,000	57,312,000	20,000	80,143,000

Central Office	17,066,000	56,281,000	20,000	73,367,000
Regional Office - NCR	5,745,000	1,031,000		6,776,000
Region I - Ilocos	3,838,000	1,284,000		5,122,000

Regional Office - I	3,838,000	1,284,000		5,122,000
Cordillera Administrative Region (CAR)		1,061,000		1,061,000

Regional Office - CAR		1,061,000		1,061,000
Region II - Cagayan Valley		1,304,000		1,304,000

Regional Office - II		1,304,000		1,304,000
Region III - Central Luzon	4,227,000	1,126,000		5,353,000

Regional Office - III	4,227,000	1,126,000		5,353,000
Region IVA - CALABARZON		1,237,000		1,237,000

Regional Office - IVA		1,237,000		1,237,000
Region IVB - MIMAROPA	10,000	1,857,000		1,867,000

Regional Office - IVB	10,000	1,857,000		1,867,000
Region V - Bicol		1,592,000		1,592,000

Regional Office - V		1,592,000		1,592,000
Region VI - Western Visayas	2,749,000	1,649,000		4,398,000

Regional Office - VI	2,749,000	1,649,000		4,398,000
Region VII - Central Visayas	3,787,000	2,582,000		6,369,000

Regional Office - VII	3,787,000	2,582,000		6,369,000

APRIL 29, 2019	OFFICIAL GAZETTE	375

Region VIII - Eastern Visayas		565,000			565,000

Regional Office - VIII		565,000			565,000
Region IX - Zamboanga Peninsula		701,000			701,000

Regional Office - IX		701,000			701,000
Region X - Northern Mindanao		476,000			476,000

Regional Office - X		476,000			476,000
Region XI - Davao	3,703,000	1,756,000			5,459,000

Regional Office - XI	3,703,000	1,756,000			5,459,000
Region XII - SOCCSKSARGEN		743,000			743,000

Regional Office - XII		743,000			743,000
Region XIII - CARAGA		1,381,000			1,381,000

Regional Office - XIII		1,381,000			1,381,000
Projects and Investments Evaluation	1,951,000	5,619,000			7,570,000

National Capital Region (NCR)	1,951,000	5,619,000			7,570,000

Central Office	1,951,000	5,619,000			7,570,000
MARKET AND PRODUCT DEVELOPMENT PROGRAM	17,242,000	1,616,994,000	2,500,000	19,000,000	1,655,736,000

Market and Product Development	17,242,000	599,994,000	1,500,000		618,736,000

National Capital Region (NCR)	17,242,000	530,216,000	1,500,000		548,958,000

Central Office	17,242,000	521,816,000	1,500,000		540,558,000
Regional Office - NCR		8,400,000			8,400,000
Region I - Ilocos		5,754,000			5,754,000

Regional Office - I		5,754,000			5,754,000
Cordillera Administrative Region (CAR)		6,991,000			6,991,000

Regional Office - CAR		6,991,000			6,991,000
Region II - Cagayan Valley		3,099,000			3,099,000

Regional Office - II		3,099,000			3,099,000
Region III - Central Luzon		2,378,000			2,378,000

Regional Office - III		2,378,000			2,378,000
Region IVA - CALABARZON		6,901,000			6,901,000

Regional Office - IVA		6,901,000			6,901,000

376	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Region IVB - MINAROPA	4,212,000			4,212,000

Regional Office - IVB	4,212,000			4,212,000
Region V - Bicol	3,590,000			3,590,000

Regional Office - V	3,590,000			3,590,000
Region VI - Western Visayas	7,231,000			7,231,000

Regional Office - VI	7,231,000			7,231,000
Region VII - Central Visayas	3,119,000			3,119,000

Regional Office - VII	3,119,000			3,119,000
Region VIII - Eastern Visayas	5,646,000			5,646,000

Regional Office - VIII	5,646,000			5,646,000
Region IX - Zamboanga Peninsula	2,586,000			2,586,000

Regional Office - IX	2,586,000			2,586,000
Region X - Northern Mindanao	3,261,000			3,261,000

Regional Office - X	3,261,000			3,261,000
Region XI - Davao	6,251,000			6,251,000

Regional Office - XI	6,251,000			6,251,000
Region XII - SOCCSKARGEN	5,369,000			5,369,000

Regional Office - XII	5,369,000			5,369,000
Region XIII - CARAGA	3,390,000			3,390,000

Regional Office - XIII	3,390,000			3,390,000
Project(s)
Locally-Funded Project(s)	1,017,000,000	1,000,000	19,000,000	1,037,000,000

1. Branding Campaign Program	999,000,000	1,000,000		1,000,000,000

National Capital Region (NCR)	999,000,000	1,000,000		1,000,000,000

Central Office	999,000,000	1,000,000		1,000,000,000
2. 2019 Slow Food Asia in Manila and Regional Slow Food Pop-Up (NCR)	3,000,000			3,000,000

National Capital Region (NCR)	3,000,000			3,000,000

Central Office	3,000,000			3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	377

3. Philippine Harvest Fair				2,000,000						2,000,000

National Capital Region (NCR)				2,000,000						2,000,000

Central Office				2,000,000						2,000,000
4. Documentation of Marine Biodiversity of the Province of Antique				8,000,000						8,000,000

Region VI - Western Visayas				8,000,000						8,000,000

Regional Office - VI				8,000,000						8,000,000
5. Construction of Municipal Food Terminals/Public Markets in towns of San Jose, Sibalon, and Pandan of the Province of Antique in line with Market Tourism								9,000,000		9,000,000

Region VI - Western Visayas								9,000,000		9,000,000

Regional Office - VI								9,000,000		9,000,000
6. Balai Turista Project-Construction and Establishment of a hotel in Tibiao, Antique								10,000,000		10,000,000

Region VI - Western Visayas								10,000,000		10,000,000

Regional Office - VI								10,000,000		10,000,000
7. Support and Assistance for the Agri-Socio- Economic/Welness Tourism and Environmental Development Projects of the Iraynon Bukidnon Indigeneous People (IBIP-BASAVA), San Agustin, Valderrama, Antique				5,000,000						5,000,000

Region VI - Mestern Visayas				5,000,000						5,000,000

Regional Office - VI				5,000,000						5,000,000

Sub-total, Operations		161,336,000		1,999,600,000		2,570,000		25,065,000		2,188,571,000

TOTAL NEW APPROPRIATIONS	₱	540,843,000	₱	2,504,217,000	₱	3,580,000	₱	32,465,000	₱	3,081,105,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary										284,851

Total Permanent Positions										284,851

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Other Compensation Common to All
Personnel Economic Relief Allowance	12,672
Representation Allowance	6,402
Transportation Allowance	5,730
Clothing and Uniform Allowance	3,168
Mid-Year Bonus - Civilian	23,735
Year End Bonus	23,735
Cash Gift	2,640
Productivity Enhancement Incentive	2,640
Step Increment	712

Total Other Compensation Common to All	81,434

Other Compensation for Specific Groups
Overseas Allowance	141,031

Total Other Compensation for Specific Groups	141,031

Other Benefits
PAG-IBIG Contributions	634
PhilHealth Contributions	2,640
Employees Compensation Insurance Premiums	634
Retirement Gratuity	11,125
Loyalty Award - Civilian	385
Terminal Leave	16,113

Total Other Benefits	31,531

Non-Permanent Positions	1,996

Total Personnel Services	540,843

Maintenance and Other Operating Expenses
Travelling Expenses	200,765
Training and Scholarship Expenses	122,814
Supplies and Materials Expenses	109,032
Utility Expenses	18,170
Communication Expenses	36,874
Awards/Rewards and Prizes	253
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	4,978
Professional Services	333,958
General Services	29,376
Repairs and Maintenance	21,222
Financial Assistance/Subsidy	13,985
Taxes, Insurance Premiums and Other Fees	4,462
Other Maintenance and Operating Expenses
Advertising Expenses	1,108,694
Printing and Publication Expenses	51,480
Representation Expenses	211,325
Transportation and Delivery Expenses	8,997
Rent/Lease Expenses	211,693
Membership Dues and Contributions to Organizations	1,671
Subscription Expenses	8,479

APRIL 29, 2019	OFFICIAL GAZETTE	379

Donations	2,989
Other Maintenance and Operating Expenses	3,000

Total Maintenance and Other Operating Expenses	2,504,217

Financial Expenses
Bank Charges	3,380
Other Financial Charges	200

Total Financial Expenses	3,580

Total Current Operating Expenditures	3,048,640

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	17,500
Land Purchase	1,500
Machinery and Equipment Outlay	6,065
Transportation Equipment Outlay	7,400

Total Capital Outlays	32,465

TOTAL NEW APPROPRIATIONS	3,081,105

B. INTRAMUROS ADMINISTRATION

For general administration and support, support to operations, and operations, as indicated hereunder	₱	63,849,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	13,719,000	₱	5,303,000	₱		₱	19,022,000
Support to Operations		3,951,000		2,415,000		6,333,000		12,699,000
Operations		16,752,000		15,376,000				32,128,000

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM		4,622,000		9,805,000				14,427,000
INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM		4,086,000		174,000				4,260,000
INTRAMUROS TOURISM PROMOTIONS PROGRAM		2,628,000		2,265,000				4,893,000
INTRAMUROS REGULATORY PROGRAM		5,416,000		3,132,000				8,548,000

TOTAL NEW APPROPRIATIONS	₱	34,422,000	₱	23,094,000	₱	6,333,000	₱	63,849,000

380	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Special Provision(s)

1. Revolving Fund for the Operations of Intramuros Administration. The revolving fund constituted from the revenues generated from operations and commercial transactions of the Intramuros Administration (IA) shall be used for expenses incurred in such commercial operations, including minor repairs of buildings and other structures and facilities used directly in its commercial operations, subject to the provisions of P.D. No. 1616 and National Budget Circular No. 377 dated August 27, 1984.

Disbursements or expenditures by the IA in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The IA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) IA’S Website.

The IA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,830,000	₱	5,303,000	₱		₱	18,133,000
Administration of Personnel Benefits		889,000						889,000

Sub-total, General Administration and Support		13,719,000		5,303,000				19,022,000

Support to Operations
Planning		3,951,000		2,415,000		6,333,000		12,699,000

Sub-total, Support to Operations		3,951,000		2,415,000		6,333,000		12,699,000

Operations
Cultural heritage conserved		8,708,000		9,979,000				18,687,000

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM		4,622,000		9,805,000				14,427,000

Cultural properties conservation		4,622,000		9,805,000				14,427,000
INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM		4,086,000		174,000				4,260,000

Business Management		4,086,000		174,000				4,260,000
Tourism development promoted and visitor experience enriched		8,044,000		5,397,000				13,441,000

APRIL 29, 2019	OFFICIAL GAZETTE	381

INTRAMUROS TOURISM PROMOTIONS PROGRAM		2,628,000		2,265,000				4,893,000

Tourism marketing and promotions		2,628,000		2,265,000				4,893,000
INTRAMUROS REGULATORY PROGRAM		5,416,000		3,132,000				8,548,000

Urban Planning and Community Development		5,416,000		3,132,000				8,548,000

Sub-total, Operations		16,752,000		15,376,000				32,128,000

TOTAL NEW APPROPRIATIONS	₱	34,422,000	₱	23,094,000	₱	6,333,000	₱	63,849,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,392

Total Permanent Positions	25,392

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	492
Transportation Allowance	492
Clothing and Uniform Allowance	318
Mid-Year Bonus - Civilian	2,115
Year End Bonus	2,115
Cash Gift	265
Per Diems	144
Productivity Enhancement Incentives	265
Step Increment	63

Total Other Compensation Common to All	7,541

Other Benefits
Anniversary Bonus - Civilian	159

Total Other Benefits	159

Other Benefits
PAG-IBIG Contributions	63
PhilHealth Contributions	260
Employees Compensation Insurance Premiums	63
Loyalty Award - Civilian	55
Terminal Leave	889

Total Other Benefits	1,330

382	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Personnel Services	34,422

Maintenance and Other Operating Expenses
Travelling Expenses	730
Training and Scholarship Expenses	936
Supplies and Materials Expenses	3,437
Utility Expenses	3,300
Communication Expenses	753
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	7,450
General Services	2,250
Repairs and Maintenance	2,992
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	16
Representation Expenses	250
Rent/Lease Expenses	200
Subscription Expenses	100

Total Maintenance and Other Operating Expenses	23,094

Total Current Operating Expenditures	57,516

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	300
Machinery and Equipment Outlay	6,033

Total Capital Outlays	6,333

TOTAL NEW APPROPRIATIONS	63,849

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

For general administration and support, and operations, as indicated hereunder	₱	235,840,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,552,000	₱	10,729,000	₱	3,996,000	₱	38,277,000
Operations		40,128,000		125,754,000		31,681,000		197,563,000

PARKS MANAGEMENT PROGRAM		35,599,000		112,367,000		5,681,000		153,647,000

APRIL 29, 2019	OFFICIAL GAZETTE	383

CULTURAL AND EVENTS PROGRAM		4,529,000		13,387,000		26,000,000		43,916,000

TOTAL NEW APPROPRIATIONS	₱	63,680,000	₱	136,483,000	₱	35,677,000	₱	235,840,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Parks Development Committee (NPDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NPDC’s Website.

The NPDC shall send written notice when said reports have been submitted or posted or its website to the DBN, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,524,000	₱	10,729,000	₱	3,996,000	₱	37,249,000
Administration of Personnel Benefits		1,028,000						1,028,000

Sub-total, General Administration and Support		23,552,000		10,729,000		3,996,000		38,277,000

Operations
National Parks preserved and developed		35,599,000		112,367,000		5,681,000		153,647,000

PARKS MANAGEMENT PROGRAM		35,599,000		112,367,000		5,681,000		153,647,000

Development, beautification, preservation and maintenance of the Rizal Park and satellite parks		35,599,000		83,039,000		5,681,000		124,319,000
Provision of park security services				29,328,000				29,328,000
Visitor experience enriched		4,529,000		13,387,000		26,000,000		43,916,000

CULTURAL AND EVENTS PROGRAM		4,529,000		13,387,000		26,000,000		43,916,000

Promotion of arts and cultural activities in the parks		4,529,000		13,387,000		26,000,000		43,916,000

Sub-total, , Operations		40,128,000		125,754,000		31,681,000		197,563,000

TOTAL NEW APPROPRIATIONS	₱	63,680,000	₱	136,483,000	₱	35,677,000	₱	235,840,000

384	OFFICIAL GAZETTE	VOL. 115, NO. 17
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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	45,241

Total Permanent Positions	45,241

Other Compensation Common to All
Personnel Economic Relief Allowance	4,944
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	1,236
Mid-Year Bonus – Civilian	3,771
Year End Bonus	3,771
Cash Gift	1,030
Productivity Enhancement Incentive	1,030
Step Increment	113

Total Other Compensation Common to All	16,351

Other Benefits
PAG-IBIG Contributions	247
PhilHealth Contributions	566
Employees Compensation Insurance Premiums	247
Terminal Leave	1,028

Total Other Benefits	2,088

Total Personnel Services	63,680

Maintenance and Other Operating Expenses
Travelling Expenses	1,512
Training and Scholarship Expenses	1,238
Supplies and Materials Expenses	15,979
Utility Expenses	28,686
Communication Expenses	1,021
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	128
Professional Services	20,295
General Services	61,219
Repairs and Maintenance	4,654
Taxes, Insurance Premiums and Other Fees	64
Labor and Wages	680
Other Maintenance and Operating Expenses
Advertising Expenses	199
Printing and Publication Expenses	54
Representation Expenses	369

APRIL 29, 2019	OFFICIAL GAZETTE	385

Rent/Lease Expenses	324
Subscription Expenses	61

Total Maintenance and Other Operating Expenses	136,483

Total Current Operating Expenditures	200,163

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	33,477
Transportation Equipment Outlay	2,200

Total Capital Outlays	35,677

TOTAL NEW APPROPRIATIONS	235,840

386	OFFICIAL GAZETTE	VOL. 115, NO. 17
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GENERAL SUMMARY

DEPARTMENT OF TOURISM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	540,843,000	₱	2,504,217,000	₱	3,580,000	₱	32,465,000	₱	3,081,105,000
B. INTRAMUROS ADMINISTRATION		34,422,000		23,094,000				6,333,000		63,849,000
C. NATIONAL PARKS DEVELOPMENT COMMITTEE		63,680,000		136,483,000				35,677,000		235,840,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TOURISM	₱	638,945,000	₱	2,663,794,000	₱	3,580,000	₱	74,475,000	₱	3,380,794,000

APRIL 29, 2019	OFFICIAL GAZETTE	387
DEPARTMENT OF TRADE AND INDUSTRY

XXIII. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

For general administration and support and operations, including locally-funded project(s), as indicated hereunder	₱	4,831,643,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	455,366,000	₱	691,601,000	₱		₱	132,550,000	₱	1,279,517,000
Operations		1,262,725,000		1,972,001,000		2,400,000		315,000,000		3,552,126,000

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM		355,637,000		375,904,000		2,136,000				733,677,000
INDUSTRY DEVELOPMENT PROGRAM		211,257,000		230,284,000		264,000				441,805,000
MSME DEVELOPMENT PROGRAM		347,067,000		1,170,145,000				315,000,000		1,832,212,000
CONSUMER PROTECTION PROGRAM		332,167,000		117,142,000						449,309,000
CONSUMER EDUCATION AND ADVOCACY PROGRAM		16,597,000		78,526,000						95,123,000

TOTAL NEW APPROPRIATIONS	₱	1,718,091,000	₱	2,663,602,000	₱	2,400,000	₱	447,550,000	₱	4,831,643,000

Special Provision(s)

1. Micro, Small and Medium Enterprise Development Council Fund. In addition to the amounts appropriated herein, Twenty One Million Three Hundred Twenty One Thousand Pesos (₱21,321,000) shall be used for the development of the Micro, Small and Medium Enterprises (MSMEs) sector sourced from ninety percent (90%) of the total penalties collected by the BSP from lending institutions, constituted into the MSME Development Council Fund in accordance with Section 20 of R.A. No. 9501.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Remedies Fund. In addition to the amounts appropriated herein, Three Million Four Hundred Thousand Pesos (₱3,400,000) shall be used for the implementation of remedies or safeguard measures for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Fees and Other Receipts of the Intellectual property Office of the Philippines. The income of the Intellectual Property Office of the Philippines (IPOPHIL) shall be used for its operational requirements, including acquisition of office space and equipment, upgrading of facilities and human resource development sourced from fees, fines, royalties and other charges in accordance with Section 14.1 of R.A. No. 8293, as amended.

Disbursements or expenditures by the IPOPHIL in violation of the above requirement shall render any disbursement from said

388	OFFICIAL GAZETTE	VOL. 115, NO. 17
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income void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal lams.

4. Comprehensive Agrarian Reform Program. The amount of One Hundred Eleven Million Thirty Five Thousand Pesos (₱111,035,000) appropriated herein shall be used in support of the Program Beneficiaries Development component of the Comprehensive Agrarian Reform Program.

5. Implementation of Shared Service Facilities. The amount appropriated herein for the implementation of the Shared Service Facilities (SSF) shall be used for: (1) projects that aim to improve the quality and productivity of MSMEs; and (ii) establishment of business resource centers. Its implementation shall be primarily based on priority industry clusters identified by the DTI in consultation with key stakeholders.

Upon the procurement of the equipment for the SSF, the DTI shall turn over the management thereof to the Cooperators, which shall commit to shoulder maintenance and repair costs upon acceptance thereof. After the period of two years, the DTI may either: (i) transfer ownership of the SSF to the Cooperators that demonstrated sucessful management of the facilities; (ii) extend the usufruct period for another two years if the Cooperator needs additional period to establish the successful operation of the SSF; or (iii) transfer the management of the SSF equipment to another Cooperator for failure to secure, operate, properly maintain or repair the SSF equipment upon acceptance.

6. Megosyo Centers. The amount appropriated herein shall be used for the establishment and management of Megosyo Centers in accordance with Section 3 of R.A. NO. 10644. All existing similar activities undertaken by the DTI shall non be implemented by the Megosyo Centers.

7. Business Facilitation Program. The DTI shall develop a Special Business Facilitation Program for individuals and business enterprises that create green jobs, pursuant to its mandate under the Green Jobs Act.

8. Reporting and Posting Requirements. The DTI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DTI’s website.

The DTI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	422,316,000	₱	691,601,000	₱	₱	132,550,000	₱	1,246,467,000

National Capital Region (NCR)		212,632,000		537,470,000			114,350,000		864,452,000

Central Office		212,632,000		537,470,000			114,350,000		864,452,000
Region I - Ilocos		9,588,000		13,340,000					22,928,000

Regional Office - I		9,588,000		13,340,000					22,928,000

APRIL 29, 2019	OFFICIAL GAZETTE	389
DEPARTMENT OF TRADE AND INDUSTRY

Cordillera Administrative Region (CAR)	12,661,000	7,864,000		20,525,000

Regional Office - CAR	12,661,000	7,864,000		20,525,000
Region II - Cagayan Valley	9,319,000	9,273,000	1,300,000	19,892,000

Regional Office - II	9,319,000	9,273,000	1,300,000	19,892,000
Region III - Central Luzon	12,540,000	10,820,000	3,900,000	27,260,000

Regional Office - III	12,540,000	10,820,000	3,900,000	27,260,000
Region IVA - CALABARZON	23,938,000	16,430,000		40,368,000

Regional Office - IVA	23,938,000	16,430,000		40,368,000
Region IVB - MIMAROPA	12,218,000	3,472,000		15,690,000

Regional Office - IVB	12,218,000	3,472,000		15,690,000
Region V - Bicol	12,360,000	11,166,000	1,300,000	24,826,000

Regional Office - V	12,360,000	11,166,000	1,300,000	24,826,000
Region VI - Western Visayas	22,479,000	14,340,000	1,300,000	38,119,000

Regional Office - VI	22,479,000	14,340,000	1,300,000	38,119,000
Region VII - Central Visayas	12,317,000	11,483,000	1,300,000	25,100,000

Regional Office - VII	12,317,000	11,483,000	1,300,000	25,100,000
Region VIII - Eastern Visayas	9,984,000	4,692,000	2,600,000	17,276,000

Regional Office - VIII	9,984,000	4,692,000	2,600,000	17,276,000
Region IX - Zamboanga Peninsula	23,933,000	11,778,000	1,300,000	37,011,000

Regional Office - IX	23,933,000	11,778,000	1,300,000	37,011,000
Region X - Northern Mindanao	10,093,000	7,255,000		17,348,000

Regional Office - X	10,093,000	7,255,000		17,348,000
Region XI - Davao	13,402,000	10,614,000	2,600,000	26,616,000

Regional Office - XI	13,402,000	10,614,000	2,600,000	26,616,000
Region XII - SOCCSKSARGEN	6,827,000	13,207,000	2,600,000	22,634,000

Regional Office - XII	6,827,000	13,207,000	2,600,000	22,634,000
Region XIII - CARAGA	18,025,000	8,397,000		26,422,000

Regional Office - XIII	18,025,000	8,397,000		26,422,000
Administration of Personnel Benefits	33,050,000			33,050,000

390	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	5,236,000				5,236,000

Central Office	5,236,000				5,236,000
Region I - Ilocos	7,251,000				7,251,000

Regional Office - I	7,251,000				7,251,000
Cordillera Administrative Region	2,317,000				2,317,000

Regional Office - CAR	2,317,000				2,317,000
Region II - Cagayan Valley	3,301,000				3,301,000

Regional Office - II	3,301,000				3,301,000
Region III - Central Luzon	1,081,000				1,081,000

Regional Office - III	1,081,000				1,081,000
Region VII - Eastern Visayas	3,412,000				3,412,000

Regional Office - VIII	3,412,000				3,412,000
Region IX - Zamboanga Peninsula	5,791,000				5,791,000

Regional Office - IX	5,791,000				5,791,000
Region X - Northern Mindanao	2,608,000				2,608,000

Regional Office - X	2,608,000				2,608,000
Region XI - Davao	2,053,000				2,053,000

Regional Office - I	2,053,000				2,053,000

Sub-total, General Administration and Support	455,366,000	691,601,000		132,550,000	1,279,517,000

Operations
Exports and Investments Increased	355,637,000	375,904,000	2,136,000		733,677,000

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM	355,637,000	375,904,000	2,136,000		733,677,000

Formulation of strategic plans, programs and policies on exports and investments		17,021,000			17,021,000

National Capital Region (NCR)		17,021,000			17,021,000

Central Office		17,021,000			17,021,000
Development, facilitation, and promotion of exports and investments, domestic and foreign	355,637,000	358,883,000	2,136,000		716,656,000

National Capital Region (NCR)	205,146,000	321,511,000	2,136,000		528,793,000

Central Office	205,146,000	321,511,000	2,136,000		528,793,000

APRIL 29, 2019	OFFICIAL GAZETTE	391
DEPARTMENT OF TRADE AND INDUSTRY

Region I - Ilocos	3,204,000	1,000,000	4,204,000

Regional Office - I	3,204,000	1,000,000	4,204,000
Cordillera Administrative Region (CAR)	17,042,000	1,000,000	18,042,000

Regional Office - CAR	17,042,000	1,000,000	18,042,000
Region II - Cagayan Valley	16,600,000	1,888,000	18,488,000

Regional Office - II	16,600,000	1,888,000	18,488,000
Region III - Central Luzon	15,746,000	1,000,000	16,746,000

Regional Office - III	15,746,000	1,000,000	16,746,000
Region IVA - CALABARZON	3,719,000	1,059,000	4,778,000

Regional Office - IVA	3,719,000	1,059,000	4,778,000
Region IVA - MIMAROPA	6,812,000	1,875,000	8,687,000

Regional Office - IVB	6,812,000	1,875,000	8,687,000
Region V - Bicol	9,579,000	3,360,000	12,939,000

Regional Office - V	9,579,000	3,360,000	12,939,000
Region VI - Western Visayas	4,112,000	1,000,000	5,112,000

Regional Office - VI	4,112,000	1,000,000	5,112,000
Region VII - Central Visayas	14,636,000	3,000,000	17,636,000

Regional Office - VII	14,636,000	3,000,000	17,636,000
Region VIII - Eastern Visayas	16,260,000	3,828,000	20,088,000

Regional Office - VIII	16,260,000	3,828,000	20,088,000
Region IX - Zamboanga Peninsula	3,247,000	5,095,000	8,342,000

Regional Office - IX	3,247,000	5,095,000	8,342,000
Region X - Northern Mindanao	8,283,000	2,154,000	10,437,000

Regional Office - X	8,283,000	2,154,000	10,437,000
Region XI - Davao	10,145,000	3,977,000	14,122,000

Regional Office - XI	10,145,000	3,977,000	14,122,000
Region XII - SOCCSKSARGEN	14,830,000	3,470,000	18,300,000

Regional Office - XII	14,830,000	3,470,000	18,300,000
Region XIII - CARAGA	6,276,000	3,666,000	9,942,000

Regional Office - XIII	6,276,000	3,666,000	9,942,000

392	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Industries developed	211,257,000	230,284,000	264,000	441,805,000

INDUSTRY DEVELOPMENT PROGRAM	211,257,000	230,284,000	264,000	441,805,000

Formulation of strategic plans, programs, and policies to develop competitive industries	178,578,000	198,547,000	264,000	377,389,000

National Capital Region (NCR)	103,470,000	171,160,000	264,000	274,894,000

Central Office	103,470,000	171,160,000	264,000	274,894,000
Region I - Ilocos	1,914,000	2,500,000		4,414,000

Regional Office - I	1,914,000	2,500,000		4,414,000
Cordillera Administrative Region (CAR)	620,000	1,000,000		1,620,000

Regional Office - CAR	620,000	1,000,000		1,620,000
Region II - Cagayan Valley		1,849,000		1,849,000

Regional Office - II		1,849,000		1,849,000
Region III - Central Luzon	6,146,000	1,000,000		7,146,000

Regional Office - III	6,146,000	1,000,000		7,146,000
Region IVA - CALABARZON	8,119,000	1,099,000		9,218,000

Regional Office - IVA	8,119,000	1,099,000		9,218,000
Region IVB - MIMAROPA	3,630,000	1,000,000		4,630,000

Regional Office - IVB	3,630,000	1,000,000		4,630,000
Region V - Bicol	7,062,000	1,000,000		8,062,000

Regional Office - V	7,062,000	1,000,000		8,062,000
Region VI - Western Visayas		1,000,000		1,000,000

Regional Office - VI		1,000,000		1,000,000
Region VII - Central Visayas	2,222,000	2,802,000		5,024,000

Regional Office - VII	2,222,000	2,802,000		5,024,000
Region VIII - Eastern Visayas	2,429,000	1,000,000		3,429,000

Regional Office - VIII	2,429,000	1,000,000		3,429,000
Region IX - Zamboanga Peninsula	8,389,000	2,367,000		10,756,000

Regional Office - IX	8,389,000	2,367,000		10,756,000
Region X - Northern Mindanao	8,909,000	2,192,000		11,101,000

Regional Office - X	8,909,000	2,192,000		11,101,000

APRIL 29, 2019	OFFICIAL GAZETTE	393
DEPARTMENT OF TRADE AND INDUSTRY

Region XI - Davao	7,933,000	3,764,000		11,697,000

Regional Office - XI	7,933,000	3,764,000		11,697,000
Region XII - SOCCSKSARGEN	9,323,000	2,434,000		11,757,000

Regional Office - XII	9,323,000	2,434,000		11,757,000
Region XIII - CARAGA	8,412,000	2,380,000		10,792,000

Regional Office - XIII	8,412,000	2,380,000		10,792,000
Promotion of competitiveness through administration of awards program, voluntary certification and accreditation programs	32,679,000	22,779,000		55,458,000

National Capital Region (NCR)	32,679,000	22,779,000		55,458,000

Central Office	32,679,000	22,779,000		55,458,000
Project(s)
Locally-Funded Projects		8,958,000		8,958,000

Go Lokal		8,958,000		8,958,000

National Capital Region (NCR)		8,958,000		8,958,000

Central Office		8,958,000		8,958,000
MSMEs assisted and developed	347,067,000	1,170,145,000	315,000,000	1,832,212,000

MSME DEVELOPMENT PROGRAM	347,067,000	1,170,145,000	315,000,000	1,832,212,000

Formulation of strategic plans, programs, and policies on MSME development	5,883,000	5,823,000		11,706,000

National Capital Region (NCR)	5,883,000	5,823,000		11,706,000

Central Office	5,883,000	5,823,000		11,706,000
Implementation of the MSME Development Plan and other initiatives to promote the growth of Micro, Small and Medium Enterprises	261,259,000	260,290,000		521,549,000

National Capital Region (NCR)	32,514,000	67,890,000		100,404,000

Central Office	32,514,000	67,890,000		100,404,000
Region I - Ilocos	26,317,000	11,918,000		38,235,000

Regional Office - I	26,317,000	11,918,000		38,235,000
Cordillera Administrative Region (CAR)	12,311,000	13,891,000		26,202,000

Regional Office - CAR	12,311,000	13,891,000		26,202,000

394	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region II - Cagayan Valley	13,613,000	13,439,000	27,052,000

Regional Office - II	13,613,000	13,439,000	27,052,000
Region III - Central Luzon	25,212,000	18,441,000	43,653,000

Regional Office - III	25,212,000	18,441,000	43,653,000
Region IVA - CALABARZON	13,153,000	16,496,000	29,649,000

Regional Office - IVA	13,153,000	16,496,000	29,649,000
Region IVB - MIMAROPA	10,272,000	9,680,000	19,952,000

Regional Office - IVB	10,272,000	9,680,000	19,952,000
Region V - Bicol	23,084,000	8,420,000	31,504,000

Regional Office - V	23,084,000	8,420,000	31,504,000
Region VI - Western Visayas	15,720,000	17,395,000	33,115,000

Regional Office - VI	15,720,000	17,395,000	33,115,000
Region VII - Central Visayas	15,419,000	11,548,000	26,967,000

Regional Office - VII	15,419,000	11,548,000	26,967,000
Region VIII - Eastern Visayas	14,404,000	11,824,000	26,228,000

Regional Office - VIII	14,404,000	11,824,000	26,228,000
Region IX - Zamboanga Peninsula	9,700,000	10,007,000	19,707,000

Regional Office - IX	9,700,000	10,007,000	19,707,000
Region X - Northern Mindanao	12,064,000	10,620,000	22,684,000

Regional Office - X	12,064,000	10,620,000	22,684,000
Region XI - Davao	18,662,000	17,208,000	35,870,000

Regional Office - XI	18,662,000	17,208,000	35,870,000
Region XII - SOCCSKSARGEN	9,787,000	11,219,000	21,006,000

Regional Office - XII	9,787,000	11,219,000	21,006,000
Region XIII - CARAGA	9,027,000	10,294,000	19,321,000

Regional Office - XIII	9,027,000	10,294,000	19,321,000
For the requirements of the Program Beneficiaries Development Component of the Comprehensive Agrarian Reform Program	79,925,000	31,110,000	111,035,000

National Capital Region (NCR)	79,925,000	31,110,000	111,035,000

Central Office	79,925,000	31,110,000	111,035,000

APRIL 29, 2019	OFFICIAL GAZETTE	395
DEPARTMENT OF TRADE AND INDUSTRY

Project(s)
Locally - Funded Project(s)	814,672,000	315,000,000	1,129,672,000

Livelihood Seeding Program and Entrepreneurship Development	125,000,000	25,000,000	150,000,000

National Capital Region (NCR)	125,000,000	25,000,000	150,000,000

Central Office	125,000,000	25,000,000	150,000,000
Establishment of Megosyo Centers	512,379,000	70,000,000	582,379,000

National Capital Region (NCR)	36,901,000	70,000,000	106,901,000

Central Office	36,901,000	70,000,000	106,901,000
Region I - Ilocos	24,978,000		24,978,000

Regional Office - I	24,978,000		24,978,000
Cordillera Administrative Region (CAR)	22,100,000		22,100,000

Regional Office - CAR	22,100,000		22,100,000
Region II - Cagayan Valley	37,100,000		37,100,000

Regional Office - II	37,100,000		37,100,000
Region III - Central Luzon	32,400,000		32,400,000

Regional Office - III	32,400,000		32,400,000
Region IVA - CALABARZON	46,000,000		46,000,000

Regional Office - IVA	46,000,000		46,000,000
Region IVB - MIMAROPA	26,600,000		26,600,000

Regional Office - IVB	26,600,000		26,600,000
Region V - Bicol	40,000,000		40,000,000

Regional Office - V	40,000,000		40,000,000
Region VI - Western Visayas	38,500,000		38,500,000

Regional Office - VI	38,500,000		38,500,000
Region VII - Central Visayas	33,200,000		33,200,000

Regional Office - VII	33,200,000		33,200,000
Region VIII - Eastern Visayas	39,000,000		39,000,000

Regional Office - VIII	39,000,000		39,000,000
Region IX - Zamboanga Peninsula	22,000,000		22,000,000

Regional Office - IX	22,000,000		22,000,000

396	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	31,500,000	31,500,000

Regional Office - X	31,500,000	31,500,000
Region XI - Davao	29,500,000	29,500,000

Regional Office - XI	29,500,000	29,500,000
Region XII - SOCCSKSARGEN	25,800,000	25,800,000

Regional Office - XII	25,800,000	25,800,000
Region XIII - CARAGA	26,800,000	26,800,000

Regional Office - XIII	26,800,000	26,800,000
OTOP: Next Generation	89,584,000	89,584,000

National Capital Region (NCR)	7,719,000	7,719,000

Central Office	7,719,000	7,719,000
Region I - Ilocos	5,128,000	5,128,000

Regional Office - I	5,128,000	5,128,000
Cordillera Administrative Region (CAR)	5,662,000	5,662,000

Regional Office - CAR	5,662,000	5,662,000
Region II - Cagayan Valley	3,205,000	3,205,000

Regional Office - II	3,205,000	3,205,000
Region III - Central Luzon	5,631,000	5,631,000

Regional Office - III	5,631,000	5,631,000
Region IVA - CALABARZON	4,214,000	4,214,000

Regional Office - IVA	4,214,000	4,214,000
Region IVB - MIMAROPA	6,376,000	6,376,000

Regional Office - IVB	6,376,000	6,376,000
Region V - Bicol	5,282,000	5,282,000

Regional Office - V	5,282,000	5,282,000
Region VI - Western Visayas	4,271,000	4,271,000

Regional Office - VI	4,271,000	4,271,000
Region VII - Central Visayas	10,948,000	10,948,000

Regional Office - VII	10,948,000	10,948,000
Region VIII - Eastern Visayas	5,502,000	5,502,000

Regional Office - VIII	5,502,000	5,502,000

APRIL 29, 2019	OFFICIAL GAZETTE	397
DEPARTMENT OF TRADE AND INDUSTRY

Region IX - Zamboanga Peninsula	4,923,000		4,923,000

Regional Office - IX	4,923,000		4,923,000
Region X - Northern Mindanao	3,892,000		3,892,000

Regional Office - X	3,892,000		3,892,000
Region XI - Davao	5,606,000		5,606,000

Regional Office - XI	5,606,000		5,606,000
Region XII - SOCCSKSARGEN	5,733,000		5,733,000

Regional Office - XII	5,733,000		5,733,000
Region XIII - CARAGA	5,492,000		5,492,000

Regional Office - XIII	5,492,000		5,492,000
Shared Service Facilities (SSF) Project	87,709,000	220,000,000	307,709,000

National Capital Region (NCR)	29,606,000	200,000,000	229,606,000

Central Office	29,606,000	200,000,000	229,606,000
Region I - Ilocos	3,584,000		3,584,000

Regional Office - I	3,584,000		3,584,000
Cordillera Administrative Region (CAR)	4,838,000		4,838,000

Regional Office - CAR	4,838,000		4,838,000
Region II - Cagayan Valley	2,230,000		2,230,000

Regional Office - II	2,230,000		2,230,000
Region III - Central Luzon	5,881,000		5,881,000

Regional Office - III	5,881,000		5,881,000
Region IVA - CALABARZON	7,458,000		7,458,000

Regional Office - IVA	7,458,000		7,458,000
Region IVB - MIMAROPA	2,079,000		2,079,000

Regional Office - IVB	2,079,000		2,079,000
Region V - Bicol	4,086,000		4,086,000

Regional Office - V	4,086,000		4,086,000
Region VI - Western Visayas	1,386,000	20,000,000	21,386,000

Regional Office - VI	1,386,000	20,000,000	21,386,000

398	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas		3,403,000	3,403,000

Regional Office - VII		3,403,000	3,403,000
Region VIII - Eastern Visayas		2,852,000	2,852,000

Regional Office - VIII		2,852,000	2,852,000
Region IX - Zamboanga Peninsula		3,602,000	3,602,000

Regional Office - IX		3,602,000	3,602,000
Region X - Northern Mindanao		4,870,000	4,870,000

Regional Office - X		4,870,000	4,870,000
Region XI - Davao		3,686,000	3,686,000

Regional Office - XI		3,686,000	3,686,000
Region XII - SOCCSKSARGEN		3,264,000	3,264,000

Regional Office - XII		3,264,000	3,264,000
Region XIII - CARAGA		4,884,000	4,884,000

Regional Office - XIII		4,884,000	4,884,000
Foreign Assisted Project(s)		58,250,000	58,250,000

Rural Agro-Enterprise Partnership for Inclusive Development (RAPID) Growth		58,250,000	58,250,000

GOP Counterpart		58,250,000	58,250,000

National Capital Region		58,250,000	58,250,000

Central Office		58,250,000	58,250,000
Consumer welfare enhanced	348,764,000	195,668,000	544,432,000

CONSUMER PROTECTION PROGRAM	332,167,000	117,142,000	449,309,000

Formulation of strategic plans, programs, and policies on consumer protection		6,081,000	6,081,000

National Capital Region (NCR)		6,081,000	6,081,000

Central Office		6,081,000	6,081,000
Monitoring and enforcement of FTL including consumer complaints handling	158,915,000	67,213,000	226,128,000

National Capital Region (NCR)	19,666,000	46,674,000	66,340,000

Central Office	19,666,000	46,674,000	66,340,000

APRIL 29, 2019	OFFICIAL GAZETTE	399
DEPARTMENT OF TRADE AND INDUSTRY

Region I - Ilocos	10,389,000	529,000	10,918,000

Regional Office - I	10,389,000	529,000	10,918,000
Cordillera Administrative Region (CAR)	7,923,000	1,389,000	9,312,000

Regional Office - CAR	7,923,000	1,389,000	9,312,000
Region II - Cagayan Valley	13,977,000	839,000	14,816,000

Regional Office - II	13,977,000	839,000	14,816,000
Region III - Central Luzon	11,883,000	1,527,000	13,410,000

Regional Office - III	11,883,000	1,527,000	13,410,000
Region IVA - CALABARZON	12,143,000	763,000	12,906,000

Regional Office - IVA	12,143,000	763,000	12,906,000
Region IVB - MIMAROPA	5,801,000	1,512,000	7,313,000

Regional Office - IVB	5,801,000	1,512,000	7,313,000
Region V - Bicol	9,147,000	2,175,000	11,322,000

Regional Office - V	9,147,000	2,175,000	11,322,000
Region VI - Western Visayas	7,812,000	1,038,000	8,850,000

Regional Office - VI	7,812,000	1,038,000	8,850,000
Region VII - Central Visayas	7,754,000	2,120,000	9,874,000

Regional Office - VII	7,754,000	2,120,000	9,874,000
Region VIII - Eastern Visayas	5,402,000	1,561,000	6,963,000

Regional Office - VIII	5,402,000	1,561,000	6,963,000
Region IX - Zamboanga Peninsula	9,502,000	1,640,000	11,142,000

Regional Office - IX	9,502,000	1,640,000	11,142,000
Region X - Northern Mindanao	7,135,000	1,751,000	8,886,000

Regional Office - X	7,135,000	1,751,000	8,886,000
Region XI - Davao	13,546,000	1,334,000	14,880,000

Regional Office - XI	13,546,000	1,334,000	14,880,000
Region XII - SOCCSKSARGEN	9,549,000	839,000	10,388,000

Regional Office - XII	9,549,000	839,000	10,388,000
Region XIII - CARAGA	7,286,000	1,522,000	8,808,000

Regional Office - XIII	7,286,000	1,522,000	8,808,000

400	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Accreditation and issuance of business licenses, permits registration and authorities	173,252,000	43,848,000	217,100,000

National Capital Region (NCR)	75,693,000	18,389,000	94,082,000

Central Office	75,693,000	18,389,000	94,082,000
Region I - Ilocos	4,206,000	2,026,000	6,232,000

Regional Office - I	4,206,000	2,026,000	6,232,000
Cordillera Administrative Region (CAR)	10,139,000	988,000	11,127,000

Regional Office - CAR	10,139,000	988,000	11,127,000
Region II - Cagayan Valley	6,851,000	1,519,000	8,370,000

Regional Office - II	6,851,000	1,519,000	8,370,000

Region III - Central Luzon	10,673,000	2,996,000	13,669,000

Regional Office - III	10,673,000	2,996,000	13,669,000
Region IVA - CALABARZON	8,301,000	4,223,000	12,524,000

Regional Office - IVA	8,301,000	4,223,000	12,524,000
Region IVB - MIMAROPA	5,257,000	1,746,000	7,003,000

Regional Office - IVB	5,257,000	1,746,000	7,003,000
Region V - Bicol	7,496,000	1,081,000	8,577,000

Regional Office - V	7,496,000	1,081,000	8,577,000
Region VI - Western Visayas	4,162,000	854,000	5,016,000

Regional Office - VI	4,162,000	854,000	5,016,000
Region VII - Central Visayas	7,657,000	2,233,000	9,890,000

Regional Office - VII	7,657,000	2,233,000	9,890,000
Region VIII - Eastern Visayas	5,909,000	1,201,000	7,110,000

Regional Office - VIII	5,909,000	1,201,000	7,110,000
Region IX - Zamboanga Peninsula	1,429,000	1,885,000	3,314,000

Regional Office - IX	1,429,000	1,885,000	3,314,000
Region X - Northern Mindanao	12,936,000	1,309,000	14,245,000

Regional Office - X	12,936,000	1,309,000	14,245,000
Region XI - Davao	4,080,000	1,090,000	5,170,000

Regional Office - XI	4,080,000	1,090,000	5,170,000

APRIL 29, 2019	OFFICIAL GAZETTE	401
DEPARTMENT OF TRADE AND INDUSTRY

Region XII - SOCCSKSARGEN	6,035,000	1,486,000	7,521,000

Regional Office - XII	6,035,000	1,486,000	7,521,000
Region XIII - CARAGA	2,428,000	822,000	3,250,000

Regional Office - XIII	2,428,000	822,000	3,250,000
CONSUMER EDUCATION AND ADVOCACY PROGRAM	16,597,000	78,526,000	95,123,000

Formulation of strategic plans, programs, and policies on consumer education, awareness and advocacy	16,597,000	11,001,000	27,598,000

National Capital Region (NCR)	16,597,000	11,001,000	27,598,000

Central Office	16,597,000	11,001,000	27,598,000
Implementation of plans, projects and activities on consumer awareness education, and advocacy		67,525,000	67,525,000

National Capital Region (NCR)		38,048,000	38,048,000

Central Office		38,048,000	38,048,000
Region I - Ilocos		759,000	759,000

Regional Office - I		759,000	759,000
Cordillera Administrative Region (CAR)		1,994,000	1,994,000

Regional Office - CAR		1,994,000	1,994,000
Region II - Cagayan Valley		1,205,000	1,205,000

Regional Office - II		1,205,000	1,205,000
Region III - Central Luzon		2,192,000	2,192,000

Regional Office - III		2,192,000	2,192,000
Region IVA - CALABARZON		1,095,000	1,095,000

Regional Office - IVA		1,095,000	1,095,000
Region IVB - MIMAROPA		2,170,000	2,170,000

Regional Office - IVB		2,170,000	2,170,000
Region V - Bicol		3,121,000	3,121,000

Regional Office - V		3,121,000	3,121,000
Region VI - Western Visayas		1,489,000	1,489,000

Regional Office - VI		1,489,000	1,489,000

402	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas				3,042,000						3,042,000

Regional Office - VII				3,042,000						3,042,000
Region VIII - Eastern Visayas				2,240,000						2,240,000

Regional Office - VIII				2,240,000						2,240,000
Region IX - Zamboanga Peninsula				2,354,000						2,354,000

Regional Office - IX				2,354,000						2,354,000
Region X - Northern Mindanao				2,512,000						2,512,000

Regional Office - X				2,512,000						2,512,000
Region XI - Davao				1,915,000						1,915,000

Regional Office - XI				1,915,000						1,915,000
Region XII - SOCCSKSARGEN				1,205,000						1,205,000

Regional Office - XII				1,205,000						1,205,000
Region XIII - CARAGA				2,184,000						2,184,000

Regional Office - XIII				2,184,000						2,184,000

Sub-total, Operations		1,262,725,000		1,972,001,000		2,400,000		315,000,000		3,552,126,000

TOTAL NEW APPROPRIATIONS	₱	1,718,091,000	₱	2,663,602,000	₱	2,400,000	₱	447,550,000	₱	4,831,643,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,128,112

Total Permanent Positions	1,128,112

Other Compensation Common to All
Personnel Economic Relief AIlowance	52,272
Representation Allowance	22,980
Transportation Allowance	22,890
Clothing and Uniform Allowance	13,068
Mid-Year Bonus - Civilian	94,005
Year End Bonus .	94,005
Cash Gift	10,890

APRIL 29, 2019	OFFICIAL GAZETTE	403
DEPARTMENT OF TRADE AND INDUSTRY

Productivity Enhancement Incentive	10,890
Step Increment	2,819

Total Other Compensation Common to All	323,819

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	2,894
Overseas Allowance	133,760

Total Other Compensation for Specific Groups	136,654

Other Benefits
PAG-IBIG Contributions	2,612
PhilHealth Contributions	11,307
Employees Compensation Insurance Premiums	2,612
Retirement Gratuity	12,702
Terminal Leave	20,348

Total Other Benefits	49,581

Non-Permanent Positions	79,925

Total Personnel Services	1,718,091

Maintenance and Other Operating Expenses
Travelling Expenses	275,924
Training and Scholarship Expenses	357,827
Supplies and Materials Expenses	247,590
Utility Expenses	71,043
Communication Expenses	129,376
Awards/Rewards and Prizes	951
Generation, Transmission and Distribution
Expenses	2
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,220
Professional Services	617,883
General Services	152,418
Repairs and Maintenance	104,459
Taxes, Insurance Premiums and Other Fees	15,434
Other Maintenance and Operating Expenses
Advertising Expenses	45,635
Printing and Publication Expenses	58,390
Representation Expenses	159,339
Transportation and Delivery Expenses	15,647
Rent/Lease Expenses	345,065
Membership Dues and Contributions to Organizations	454
Subscription Expenses	11,960
Other Maintenance and Operating Expenses	46,985

Total Maintenance and Other Operating Expenses	2,663,602

Financial Expenses
Bank Charges	2,400

Total Financial Expenses	2,400

404	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Current Operating Expenditures	4,384,093

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	13,040
Buildings and Other Structure Outlay	25,000
Machinery and Equipment Outlay	321,310
Transportation Equipment Outlay	18,200
Furniture, Fixtures and Books Outlay	70,000

Total Capital Outlays	447,550

TOTAL NEW APPROPRIATIONS	4,831,643

B. BOARD OF INVESTMENTS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	385,553,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	60,934,000	₱	127,176,000	₱	776,000	₱	188,886,000
Operations		106,968,000		89,699,000				196,667,000

INDUSTRY DEVELOPMENT PROGRAM		37,994,000		40,989,000				78,983,000
INVESTMENT PROMOTION PROGRAM		68,974,000		48,710,000				117,684,000

TOTAL NEW APPROPRIATIONS	₱	167,902,000	₱	216,875,000	₱	776,000	₱	385,553,000

Special Provision(s)

1. Reporting and Posting Requirements. The Board of Investments (BOI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) BOI’s website.

The BOI shall send written notice when said reports have been submitted or posted on its website to the DBN, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

APRIL 29, 2019	OFFICIAL GAZETTE	405
DEPARTMENT OF TRADE AND INDUSTRY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,798,000	₱	127,176,000	₱	776,000	₱	179,750,000
Administration of Personnel Benefits		9,136,000						9,136,000

Sub-total, General Administration and Support		60,934,000		127,176,000		776,000		188,886,000

Operations
Competitive Industries Developed		37,994,000		40,989,000				78,983,000

INDUSTRY DEVELOPMENT PROGRAM		37,994,000		40,989,000				78,983,000
Policy Analysis and Advocacy Formulation		14,061,000		10,502,000				24,563,000
Implementation of the Comprehensive National Industrial Strategy		23,933,000		12,374,000				36,307,000
Project(s)
Locally-Funded Project(s)				18,113,000				18,113,000

Industry Development Program				18,113,000				18,113,000
Investment Increased		68,974,000		48,710,000				117,684,000

INVESTMENT PROMOTION PROGRAM		68,974,000		48,710,000				117,684,000

Promotion of Foreign Investments		12,812,000		15,095,000				27,907,000
Promotion of Local Investment		14,034,000		15,982,000				30,016,000
Registration and Supervision of Investment Projects		23,440,000		1,709,000				25,149,000
Dispensation of Incentives		10,279,000		3,284,000				13,563,000
Provision of Investment Counselling and Aftercare Services		8,409,000		3,592,000				12,001,000
Project(s)
Locally-Funded Project(s)				9,048,000				9,048,000

Comprehensive Automotive Resurgence Strategy (CARS)				9,048,000				9,048,000

Sub-total, Operations		106,968,000		89,699,000				196,667,000

TOTAL NEW APPROPRIATIONS	₱	167,902,000	₱	216,875,000	₱	776,000	₱	385,553,000

406	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	122,433

Total Permanent Positions	122,433

Other Compensation Common to All
Personnel Economic Relief Allowance	5,256
Representation Allowance	2,472
Transportation Allowance	2,472
Clothing and Uniform Allowance	1,314
Mid-Year Bonus - Civilian	10,204
Year End Bonus	10,204
Cash Gift	1,095
Productivity Enhancement Incentive	1,095
Step Increment	307

Total Other Compensation Common to All	34,419

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	1,176
Employees Compensation Insurance Premium	264
Loyalty Award - Civilian	210
Terminal Leave	9,136

Total Other Benefits	11,050

Total Personnel Services	167,902

Maintenance and Other Operating Expenses
Travelling Expenses	24,186
Training and Scholarship Expenses	5,601
Supplies and Materials Expenses	15,616
Utility Expenses	9,579
Communication Expenses	9,005
Awards/Rewards and Prizes	900
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	1,816
Professional Services	30,772
General Services	45,666
Repairs and Maintenance	3,576

APRIL 29, 2019	OFFICIAL GAZETTE	407
DEPARTMENT OF TRADE AND INDUSTRY

Taxes, Insurance Premiums and Other Fees	1,360
Other Maintenance and Operating Expenses
Advertising Expenses	5,128
Printing and Publication Expenses	3,449
Representation Expenses	13,983
Transportation and Delivery Expenses	31
Rent/Lease Expenses	36,322
Subscription Expenses	9,885

Total Maintenance and Other Operating Expenses	216,875

Total Current Operating Expenditures	384,777

Capital Outlay
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	776

Total Capital Outlays	776

TOTAL NEW APPROPRIATIONS	385,553

C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	123,142,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	8,915,000	₱	46,197,000	₱	3,878,000	₱	58,990,000
Operations		45,163,000		18,989,000				64,152,000

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM		25,606,000		13,466,000				39,072,000
CONSTRUCTION INDUSTRY REGULATORY PROGRAM		19,557,000		5,523,000				25,080,000

TOTAL NEW APPROPRIATIONS	₱	54,078,000	₱	65,186,000	₱	3,878,000	₱	123,142,000

Special Provision(s)

1. Reporting and Posting Requirements. The Construction Industry Authority of the Philippines (CIAP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) CIAP’s website.

The CIAP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

408	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support
General Management and Supervision	₱	7,879,000	₱	46,197,000	₱	3,878,000	₱	57,954,000
Administration of Personnel Benefits		1,036,000						1,036,000

Sub-total, General Administration and Support		8,915,000		46,197,000		3,878,000		58,990,000

Operations
Competitiveness of the construction industry increased		45,163,000		18,989,000				64,152,000

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM		25,606,000		13,466,000				39,072,000

Domestic and overseas construction service promotion and development		2,538,000		1,523,000				4,061,000
Industry policy development		11,482,000		3,614,000				15,096,000
Capacity Building for human resources in the construction industry		11,586,000		8,329,000				19,915,000
CONSTRUCTION INDUSTRY REGULATORY PROGRAM		19,557,000		5,523,000				25,080,000

Licensing, accreditation and registration of construction contractors (domestic and overseas) and issuance of overseas project authorization		11,181,000		4,425,000				15,606,000
Investigation and litigation of violations on Contractors License Law		1,601,000		605,000				2,206,000
Resolution of claims and disputes under construction contract through arbitration and mediation		6,775,000		493,000				7,268,000

Sub-total, Operations		45,163,000		18,989,000				64,152,000

TOTAL NEW APPROPRIATIONS	₱	54,078,000	₱	65,186,000	₱	3,878,000	₱	123,142,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

APRIL 29, 2019	OFFICIAL GAZETTE	409
DEPARTMENT OF TRADE AND INDUSTRY

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,854

Total Permanent Positions	40,854

Other Compensation Common to All
Personnel Economic Relief Allowance	1,944
Representation Allowance	720
Transportation Allowance	720
Clothing and Uniform Allowance	486
Mid-Year Bonus - Civilian	3,404
Year End Bonus	3,404
Cash Gift	405
Productivity Enhancement Incentive	405
Step Increment	102

Total Other Compensation Common to All	11,590

Other Benefits
PAG-IBIG Contributions	97
PhilHealth Contributions	404
Employees Compensation Insurance Premiums	97
Terminal Leave	1,036

Total Other Benefits	1,634

Total Personnel Services	54,078

Maintenance and Other Operating Expenses
Travelling Expenses	1,583
Training and Scholarship Expenses	2,416
Supplies and Materials Expenses	3,455
Utility Expenses	5,032
Communication Expenses	1,702
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	702
Professional Services	15,768
General Services	6,427
Repairs and Maintenance	3,196
Taxes, Insurance Premiums and Other Fees	1,516
Other Maintenance and Operating Expenses
Advertising Expenses	50
Representation Expenses	428
Rent/Lease Expenses	21,659
Subscription Expenses	1,252

Total Maintenance and Other Operating Expenses	65,186

Total Current Operating Expenditures	119,264

410	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	578
Transportation Equipment Outlay	3,300

Total Capital Outlays	3,878

TOTAL NEW APPROPRIATION	123,142

D. COOPERATIVE DEVELOPMENT AUTHORITY

Far general administration and support, support to operations, and operations, as indicated hereunder	₱	609,145,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	121,465,000	₱	63,086,000	₱	9,100,000	₱	193,651,000
Support to Operations		19,627,000		39,439,000		22,338,000		81,404,000
Operations		224,626,000		109,464,000				334,090,000

COOPERATIVE DEVELOPMENT PROGRAM		189,580,000		88,383,000				277,963,000
COOPERATIVE REGULATION PROGRAM		35,046,000		21,081,000				56,127,000

TOTAL NEW APPROPRIATIONS	₱	365,718,000	₱	211,989,000	₱	31,438,000	₱	609,145,000

Special Provision(s)

1. Requirements of the Cooperative Development Authority and Reversion of Balances from Revolving Funds. The amounts appropriated herein for the programs, activities and projects of the Cooperative Development Authority (CDA) shall be used exclusively for regulation of cooperatives and provision of technical advisory services. In no case shall said amounts be used for providing credit services in accordance with E.O. No. 138, s. 1999.

Balances of the Cooperative Development Loan Fund, Cooperative Marketing Project Fund, Cooperative Support Fund, and Cooperative Rehabilitation Development Fund, including payments from debtors arising from outstanding loans shall revert to the unappropriated surplus of the General Fund pursuant to Section 45, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The CDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other means for reports not covered by the URS; and

(b) CDA’s website.

The CDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	411
DEPARTMENT OF TRADE AND INDUSTRY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	118,749,000	₱	63,086,000	₱	9,100,000	₱	190,935,000

(National Capital Region (NCR)		61,442,000		31,097,000		1,300,000		93,839,000

Central Office		56,055,000		24,375,000				80,430,000
Manila Extension Office		5,387,000		6,722,000		1,300,000		13,409,000
Region I - Ilocos		4,950,000		2,456,000				7,406,000

Dagupan Extension Office		4,950,000		2,456,000				7,406,000
Cordillera Administrative Region (CAR)		3,809,000		2,314,000				6,123,000

Cordillera Extension office		3,809,000		2,314,000				6,123,000
Region II - Cagayan Valley		3,044,000		2,032,000		1,300,000		6,376,000

Tuguegarao Extension Office		3,044,000		2,032,000		1,300,000		6,376,000
Region III - Central Luzon		4,440,000		2,035,000				6,475,000

Pampanga Extension Office		4,440,000		2,035,000				6,475,000
Region IVA - CALABARZON		3,834,000		2,908,000				6,742,000

Calamba Extension Office		3,834,000		2,908,000				6,742,000
Region V - Bicol		3,629,000		1,764,000		1,300,000		6,693,000

Naga Extension Office		3,629,000		1,764,000		1,300,000		6,693,000
Region VI - Western Visayas		4,672,000		1,788,000				6,460,000

Iloilo Extension Office		4,672,000		1,788,000				6,460,000
Region VII - Central Visayas		4,249,000		2,392,000		1,300,000		7,941,000

Cebu Extension Office		4,249,000		2,392,000		1,300,000		7,941,000
Region VIII - Eastern Visayas		4,436,000		2,384,000				6,820,000

Tacloban Extension Office		4,436,000		2,384,000				6,820,000
Region IX - Zamboanga Peninsula		3,631,000		2,006,000		1,300,000		6,937,000

Pagadian Extension Office		3,631,000		2,006,000		1,300,000		6,937,000

412	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	4,508,000	2,541,000	1,300,000	8,349,000

Cagayan de Oro City Extension Office	4,508,000	2,541,000	1,300,000	8,349,000
Region XI - Davao	4,433,000	3,391,000		7,824,000

Davao Extension Office	4,433,000	3,391,000		7,824,000
Region XII - SOCCSKSARGEN	3,919,000	1,972,000		5,891,000

Kidapawan Extension Office	3,919,000	1,972,000		5,891,000
Region XIII - CARAGA	3,753,000	2,006,000	1,300,000	7,059,000

CARAGA Extension Office	3,753,000	2,006,000	1,300,000	7,059,000
Administration of Personnel Benefits	2,716,000			2,716,000

National Capital Region (NCR)	2,716,000			2,716,000

Central Office	2,716,000			2,716,000

Sub-total, General Administration and Support	121,465,000	63,086,000	9,100,000	193,651,000

Support to Operations
Formulation of plans and programs including monitoring and evaluation, Maintenance of Management Information System (MIS) and Quality Management System (QMS)	19,627,000	39,439,000	22,338,000	81,404,000

National Capital Region (NCR)	6,990,000	33,153,000	22,338,000	62,481,000

Central Office	6,025,000	32,690,000	22,338,000	61,053,000
Manila Extension Office	965,000	463,000		1,428,000
Region I - Ilocos	965,000	443,000		1,408,000

Dagupan Extension Office	965,000	443,000		1,408,000
Cordillera Administrative Region (CAR)	965,000	418,000		1,383,000

Cordillera Extension Office	965,000	418,000		1,383,000
Region II - Cagayan Valley	965,000	448,000		1,413,000

Tuguegarao Extension Office	965,000	448,000		1,413,000
Region III - Central Luzon	980,000	439,000		1,419,000

Pampanga Extension Office	980,000	439,000		1,419,000
Region IVA - CALABARZON	965,000	433,000		1,398,000

Calamba Extension Office	965,000	433,000		1,398,000
Region V - Bicol	965,000	451,000		1,416,000

Naga Extension Office	965,000	451,000		1,416,000

APRIL 29, 2019	OFFICIAL GAZETTE	413
DEPARTMENT OF TRADE AND INDUSTRY

Region VI - Western Visayas	1,012,000	464,000		1,476,000

Iloilo Extension Office	1,012,000	464,000		1,476,000
Region VII - Central Visayas	965,000	453,000		1,418,000

Cebu Extension Office	965,000	453,000		1,418,000
Region VIII - Eastern Visayas	980,000	449,000		1,429,000

Tacloban Extension Office	980,000	449,000		1,429,000
Region IX - Zamboanga Peninsula	965,000	461,000		1,426,000

Pagadian Extension Office	965,000	461,000		1,426,000
Region X - Northern Mindanao		448,000		448,000

Cagayan de Oro City Extension Office		448,000		448,000
Region XI - Davao	965,000	452,000		1,417,000

Davao Extension Office	965,000	452,000		1,417,000
Region XII - SOCCSKSARGEN	980,000	468,000		1,448,000

Kidapawan Extension Office	980,000	468,000		1,448,000
Region XIII - CARAGA	965,000	459,000		1,424,000

CARAGA Extension Office	965,000	459,000		1,424,000

Sub-total, Support to Operations	19,627,000	39,439,000	22,338,000	81,404,000

Operations
Growth and viability of cooperative enterprises improved	224,626,000	109,464,000		334,090,000

COOPERATIVE DEVELOPMENT PROGRAM	189,580,000	88,383,000		277,963,000

Provision of Technical Assistance on Cooperative Development, Research Communication and Advocacy, Standard Setting and Accreditation, Awards and Recognition and Documentation of Best Practices, Capability Building Program for Cooperatives, and Project Development Assistance	189,580,000	88,383,000		277,963,000

National Capital Region (NCR)	20,782,000	83,078,000		103,860,000

Central Office	4,417,000	82,755,000		87,172,000
Manila Extension Office	16,365,000	323,000		16,688,000
Region I - Ilocos	10,318,000	423,000		10,741,000

Dagupan Extension Office	10,318,000	423,000		10,741,000

414	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cordillera Administrative Region (CAR)	9,042,000	224,000	9,266,000

Cordillera Extension Office	9,042,000	224,000	9,266,000
Region II - Cagayan Valley	9,992,000	198,000	10,190,000

Tuguegarao Extension Office	9,992,000	198,000	10,190,000
Region III - Central Luzon	16,925,000	570,000	17,495,000

Pampanga Extension Office	16,925,000	570,000	17,495,000
Region IVA - CALABARZON	22,670,000	651,000	23,321,000

Calamba Extension Office	22,670,000	651,000	23,321,000
Region V - Bicol	13,471,000	274,000	13,745,000

Naga Extension Office	13,471,000	274,000	13,745,000
Region VI - Western Visayas	15,649,000	545,000	16,194,000

Iloilo Extension Office	15,649,000	545,000	16,194,000
Region VII - Central Visayas	12,543,000	332,000	12,875,000

Cebu Extension Office	12,543,000	332,000	12,875,000
Region VIII - Eastern Visayas	12,421,000	508,000	12,929,000

Tacloban Extension Office	12,421,000	508,000	12,929,000
Region IX - Zamboanga Peninsula	7,435,000	300,000	7,735,000

Pagadian Extension Office	7,435,000	300,000	7,735,000
Region X - Northern Mindanao	11,510,000	323,000	11,833,000

Cagayan de Oro City Extension Office	11,510,000	323,000	11,833,000
Region XI - Davao	11,082,000	306,000	11,388,000

Davao Extension Office	11,082,000	306,000	11,388,000
Region XII - SOCCSKSARGEN	6,474,000	368,000	6,842,000

Kidapawan Extension Office	6,474,000	368,000	6,842,000
Region XIII - CARAGA	9,266,000	283,000	9,549,000

CARAGA Extension Office	9,266,000	283,000	9,549,000
COOPERATIVE REGULATION PROGRAM	35,046,000	21,081,000	56,127,000

Registration of cooperatives and amendments	10,972,000	5,719,000	16,691,000

National Capital Region (NCR)	2,708,000	2,781,000	5,489,000

Central Office	2,060,000	2,604,000	4,664,000

APRIL 29, 2019	OFFICIAL GAZETTE	415
DEPARTMENT OF TRADE AND INDUSTRY

Manila Extension Office	648,000	177,000	825,000
Region I - Ilocos	620,000	229,000	849,000

Dagupan Extension Office	620,000	229,000	849,000
Cordillera Administrative Region (CAR)	670,000	95,000	765,000

Cordillera Extension Office	670,000	95,000	765,000
Region II - Cagayan Valley	620,000	156,000	776,000

Tuguegarao Extension Office	620,000	156,000	776,000
Region III - Central Luzon	620,000	303,000	923,000

Pampanga Extension Office	620,000	303,000	923,000
Region IVA - CALABARZON	620,000	343,000	963,000

Calamba Extension Office	620,000	343,000	963,000
Region V - Bicol	663,000	155,000	818,000

Naga Extension Office	663,000	155,000	818,000
Region VI - Western Visayas	663,000	291,000	954,000

Iloilo Extension Office	663,000	291,000	954,000
Region VII - Central Visayas	648,000	138,000	786,000

Cebu Extension Office	648,000	138,000	786,000
Region VIII - Eastern Visayas	620,000	271,000	891,000

Tacloban Extension Office	620,000	271,000	891,000
Region IX - Zamboanga Peninsula	626,000	168,000	794,000

Pagadian Extension Office	626,000	168,000	794,000
Region X - Northern Mindanao	648,000	181,000	829,000

Cagayan de Oro City Extension Office	648,000	181,000	829,000
Region XI - Davao	620,000	242,000	862,000

Davao Extension Office	620,000	242,000	862,000
Region XII - SOCCSKSARGEN	626,000	217,000	843,000

Kidapawan Extension Office	626,000	217,000	843,000
Region XIII - CARAGA		149,000	149,000

CARAGA Extension Office		149,000	149,000

416	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Regulation of cooperatives, formulation of guidelines, rules and regulations	10,024,000	11,543,000	21,567,000

National Capital Region (NCR)	620,000	7,648,000	8,268,000

Central Office		7,353,000	7,353,000
Manila Extension Office	620,000	295,000	915,000
Region I - Ilocos	620,000	347,000	967,000

Dagupan Extension Office	620,000	347,000	967,000
Cordillera Administrative Region (CAR)	1,266,000	151,000	1,417,000

Cordillera Extension Office	1,266,000	151,000	1,417,000
Region II - Cagayan Valley	620,000	142,000	762,000

Tuguegarao Extension Office	620,000	142,000	762,000
Region III - Central Luzon	620,000	421,000	1,041,000

Pampanga Extension Office	620,000	421,000	1,041,000
Region IVA - CALABARZON	620,000	461,000	1,081,000

Calamba Extension Office	620,000	461,000	1,081,000
Region V - Bicol	620,000	221,000	841,000

Naga Extension Office	620,000	221,000	841,000
Region VI - Western Visayas	620,000	353,000	973,000

Iloilo Extension Office	620,000	353,000	973,000
Region VII - Central Visayas	648,000	257,000	905,000

Cebu Extension Office	648,000	257,000	905,000
Region VIII - Eastern Visayas	620,000	334,000	954,000

Tacloban Extension Office	620,000	334,000	954,000
Region IX - Zamboanga Peninsula	620,000	235,000	855,000

Pagadian Extension Office	620,000	235,000	855,000
Region X - Northern Mindanao	620,000	244,000	864,000

Cagayan de Oro City Extension Office	620,000	244,000	864,000
Region XI - Davao	620,000	288,000	908,000

Davao Extension Office	620,000	288,000	908,000
Region XII - SOCCSKSARGEN	670,000	280,000	950,000

Kidapawan Extension Office	670,000	280,000	950,000

APRIL 29, 2019	OFFICIAL GAZETTE	417
DEPARTMENT OF TRADE AND INDUSTRY

Region XIII - CARAGA	620,000	161,000	781,000

CARAGA Extension Office	620,000	161,000	781,000
Investigation, hearing of cases and legal actions, and alternative dispute resolution	14,050,000	3,819,000	17,869,000

National Capital Region (NCR)	3,679,000	1,700,000	5,379,000

Central Office	2,818,000	1,600,000	4,418,000
Manila Extension Office	861,000	100,000	961,000
Region I - Ilocos	861,000	152,000	1,013,000

Dagupan Extension Office	861,000	152,000	1,013,000
Cordillera Administrative Region (CAR)	874,000	185,000	1,059,000

Cordillera Extension Office	874,000	185,000	1,059,000
Region II - Cagayan Valley	861,000	91,000	952,000

Tuguegarao Extension Office	861,000	91,000	952,000
Region III - Central Luzon	861,000	177,000	1,038,000

Pampanga Extension Office	861,000	177,000	1,038,000
Region IVA - CALABARZON	861,000	180,000	1,041,000

Calamba Extension Office	861,000	180,000	1,041,000
Region V - Bicol	874,000	130,000	1,004,000

Naga Extension Office	874,000	130,000	1,004,000
Region VI - Western Visayas	861,000	168,000	1,029,000

Iloilo Extension Office	861,000	168,000	1,029,000
Region VII - Central Visayas	861,000	112,000	973,000

Cebu Extension Office	861,000	112,000	973,000
Region VIII - Eastern Visayas	861,000	200,000	1,061,000

Tacloban Extension Office	861,000	200,000	1,061,000
Region IX - Zamboanga Peninsula		143,000	143,000

Pagadian Extension Office		143,000	143,000
Region X - Northern Mindanao	874,000	160,000	1,034,000

Cagayan de Oro City Extension Office	874,000	160,000	1,034,000

418	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region XI - Davao		861,000		76,000				937,000

Davao Extension Office		861,000		76,000				937,000
Region XII - SOCCSKSARGEN				196,000				196,000

Kidapawan Extension Office				196,000				196,000
Region XIII - CARAGA		861,000		149,000				1,010,000

CARAGA Extension Office		861,000		149,000				1,010,000

Sub-total, Operations		224,626,000		109,464,000				334,090,000

TOTAL NEW APPROPRIATIONS	₱	365,718,000	₱	211,989,000	₱	31,438,000	₱	609,145,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	277,076

Total Permanent Positions	277,076

Other Compensation Common to All
Personnel Economic Relief Allowance	16,152
Representation Allowance	3,156
Transportation Allowance	3,156
Clothing and Uniform Allowance	4,038
Mid-Year Bonus - Civilian	23,092
Year End Bonus	23,092
Cash Gift	3,365
Productivity Enhancement Incentive	3,365
Step Increment	691

Total Other Compensation Common to All	80,107

Other Benefits
PAG-IBIG Contributions	800
PhilHealth Contributions	3,268
Employees Compensation Insurance Premiums	800
Terminal Leave	2,716

Total Other Benefits	7,584

Non-Permanent Positions	951

Total Personnel Services	365,718

APRIL 29, 2019	OFFICIAL GAZETTE	419
DEPARTMENT OF TRADE AND INDUSTRY

Maintenance and Other Operating Expenses
Travelling Expenses	23,427
Training and Scholarship Expenses	17,925
Supplies and Materials Expenses	16,666
Utility Expenses	8,402
Communication Expenses	9,841
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,380
Professional Services	2,407
General Services	9,615
Repairs and Maintenance	3,616
Financial Assistance/Subsidy	74,700.
Taxes, Insurance Premiums and Other Fees	1,639
Other Maintenance and Operating Expenses
Advertising Expenses	741
Printing and Publication Expenses	1,094
Representation Expenses	7,205
Transportation and Delivery Expenses	175
Rent/Lease Expenses	11,413
Membership Dues and Contributions to Organizations	576
Subscription Expenses	7,704
Other Maintenance and Operating Expenses	12,463

Total Maintenance and Other Operating Expenses	211,989

Total Current Operating Expenditures	577,707

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	22,338
Transportation Equipment Outlay	9,100

Total Capital Outlays	31,438

TOTAL NEW APPROPRIATIONS	609,145

E. DESIGN CENTER OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	98,106,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	4,531,000	₱	15,104,000	₱	977,000	₱	20,612,000
Operations		16,942,000		55,986,000		4,566,000		77,494,000

420	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

DESIGN INNOVATION, PROMOTION AND INDUSTRY DEVELOPMENT PROGRAM		16,942,000		55,986,000		4,566,000		77,494,000

TOTAL NEW APPROPRIATIONS	₱	21,473,000	₱	71,090,000	₱	5,543,000	₱	98,106,000

Special Provision(s)

1. Agricultural Design Innovation. As the design promotion are of the government, the Design Center of the Philippines (DCP) shall conduct continuing research and development on indigenous materials, including agricultural wastes, to create innovative and globally competitive Philippine products, while advocating for economic and environmental sustainability. This shall be implemented through: (i) materials research and development program; and (ii) product development program.

The DCP shall conduct applied research and experiments on the viability and application of indigenous materials and agricultural wastes such as anabo fibers, rice hull, coconut husk, corn husk, bakong, guinit, manila palm husk, papaya bark, tikag, pandan, peanut shells, and other similar materials and work with designers who have extensive experience in design, materials, and market exploration to utilize the raw or semi-processed indigenous materials and agricultural wastes and translate them into innovative and market-competitive products.

2. Reporting and Posting Requirements. The DCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DCP’s website.

The DCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	4,531,000	₱	15,104,000	₱	977,000	₱	20,612,000

Sub-total, General Administration and Support		4,531,000		15,104,000		977,000		20,612,000

Operations
Strong design culture cultivated and global competitiveness of Philippine products improved through design		16,942,000		55,986,000		4,566,000		77,494,000

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM		16,942,000		55,986,000		4,566,000		77,494,000

Planning, policy formulation and review		2,472,000		7,718,000		738,000		10,928,000
Design Innovation		8,016,000		18,074,000		1,782,000		27,872,000

APRIL 29, 2019	OFFICIAL GAZETTE	421
DEPARTMENT OF TRADE AND INDUSTRY

Design promotion and industry development		6,454,000		30,194,000		2,046,000		38,694,000

Sub-total, Operations		16,942,000		55,986,000		4,566,000		77,494,000

TOTAL NEW APPROPRIATIONS	₱	21,473,000	₱	71,090,000	₱	5,543,000	₱	98,106,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,107

Total Permanent Positions	16,107

Other Compensation Common to All
Personnel Economic Relief Allowance	840
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	210
Mid-Year Bonus - Civilian	1,342
Year End Bonus	1,342
Cash Gift	175
Productivity Enhancement Incentive	175
Step Increment	41

Total Other Compensation Common to All	4,341

Other Compensation for Specific Groups Longevity Pay	35

Total Other Compensation for Specific Groups	35

Other Benefits
PAG-IBIG Contributions	42
PhilHealth Contributions	172
Employees Compensation Insurance Premiums	42
Loyalty Award - Civilian	45
Total Other Benefits	301

Non-Permanent Positions	689

Total Personnel Services	21,473

422	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	4,702
Training and Scholarship Expenses	4,855
Supplies and Materials Expenses	5,422
Utility Expenses	2,671
Communication Expenses	2,114
Awards/Rewards and Prizes	90
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	20,450
General Services	4,227
Repairs and Maintenance	670
Taxes, Insurance Premiums and Other Fees	308
Other Maintenance and Operating Expenses
Advertising Expenses	649
Printing and Publication Expenses	1,298
Representation Expenses	1,243
Transportation and Delivery Expenses	1,726
Rent/Lease Expenses	11,035
Membership Dues and Contributions to Organizations	6
Subscription Expenses	9,506

Total Maintenance and Other Operating Expenses	71,090

Total Current Operating Expenditures	92,563

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,543

Total Capital Outlays	5,543

TOTAL NEW APPROPRIATIONS	98,106

F. PHILIPPINE TRADE TRAINING CENTER

For general administration and support, and operations, as indicated hereunder	₱	100,910,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	13,507,000	₱	5,449,000	₱	₱	18,956,000

APRIL 29, 2019	OFFICIAL GAZETTE	423
DEPARTMENT OF TRADE AND INDUSTRY

Operations		17,648,000		19,977,000		44,329,000		81,954,000

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM		17,648,000		19,977,000		44,329,000		81,954,000

TOTAL NEW APPROPRIATIONS	₱	31,155,000	₱	25,426,000	₱	44,329,000	₱	100,910,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Trade Training Center (PTTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PTTC’s website.

The PTCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,507,000	₱	5,449,000	₱		₱	18,956,000

Sub-total, General Administration and Support		13,507,000		5,449,000				18,956,000

Operations
More responsive trade training center		17,648,000		19,977,000		44,329,000		81,954,000

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM		17,648,000		19,977,000		44,329,000		81,954,000

Planning, policy formulation and provision of trade related training research		5,005,000		1,324,000		15,425,000		21,754,000
Development and implementation of training modules		8,203,000		4,920,000				13,123,000
Management and maintenance of facilities for training, exhibitions, conferences and other activities		4,440,000		13,733,000		28,904,000		47,077,000

Sub-total, Operations		17,648,000		19,977,000		44,329,000		81,954,000

TOTAL NEW APPROPRIATIONS	₱	31,155,000	₱	25,426,000	₱	44,329,000	₱	100,910,000

424	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,927

Total Permanent Positions	23,927

Other Compensation Common to All
Personnel Economic Relief Allowance	1,176
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	294
Mid-Year Bonus - Civilian	1,994
Year End Bonus	1,994
Cash Gift	245
Productivity Enhancement Incentive	245
Step Increment	61

Total Other Compensation Common to All	6,825

Other Benefits
PAG-IBIG Contributions	58
PhilHealth Contributions	247
Employees Compensation Insurance Premiums	58
Loyalty - Award Civilian	40

Total Other Benefits	403

Total Personnel Services	31,155

Maintenance and Other Operating Expenses
Travelling Expenses	259
Training and Scholarship Expenses	1,103
Supplies and Materials Expenses	1,132
Utility Expenses	7,907
Communication Expenses	1,949
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	102
Professional Services	3,800
General Services	7,440
Repairs and Maintenance	696
Taxes, Insurance Premiums and Other Fees	246
Other Maintenance and Operating Expenses
Advertising Expenses	202
Printing and Publication Expenses	150
Representation Expenses	166

APRIL 29, 2019	OFFICIAL GAZETTE	425
DEPARTMENT OF TRADE AND INDUSTRY

Rent/Lease Expenses	46
Membership Dues and Contributions to Organizations	3
Subscription Expenses	125
Other Maintenance and Operating Expenses	100

Total Maintenance and Other Operating Expenses	25,426

Total Current Operating Expenditures	56,581

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	24,108
Machinery and Equipment Outlay	15,972
Transportation Equipment Outlay	2,200
Furniture, Fixtures and Book Outlays	2,049

Total Capital Outlays	44,329

TOTAL NEW APPROPRIATIONS	100,910

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	12,554,663,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	164,041,000	₱	124,438,000	₱		₱	288,479,000
Support to Operations		6,456,000		7,909,000		40,748,000		55,113,000
Operations		1,831,822,000		10,078,729,000		300,520,000		12,211,071,000

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM		19,552,000		26,748,000				46,300,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM		43,464,000		40,223,000				83,687,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM		1,768,806,000		10,011,758,000		300,520,000		12,081,084,000

Total Programs		2,002,319,000		10,211,076,000		341,268,000		12,554,663,000

TOTAL NEW APPROPRIATIONS	₱	2,002,319,000	₱	10,211,076,000	₱	341,268,000	₱	12,554,663,000

426	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Revolving Fund for Manufacturing and Production Programs. The revolving fund constituted from manufacturing and production programs, including auxiliary services of technical vocational schools shall be used for: (i) expenses directly incurred in the said manufacturing and production activities; (ii) student loans essential to support school-student projects or enterprises; (iii) other instructional programs of the school; and (iv) scholarship to students directly involved in the manufacturing and production programs of the school in accordance with LOI No. 1026 dated May 23, 1980.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Revolving Fund for Training-cum-Production Activities. The revolving fund constituted from various training-cum-production activities such as, but not limited to, trade testing, use of training equipment and facilities, consultancy and technical services, and repair and maintenance services shall be used to defray all the operational expenses incurred in activities under the Sariling Sikap Program, including payment of honoraria of personnel in accordance with E.O. No. 939, s. 1984.

Disbursements or expenditures by the TESDA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

3. Training for Work Scholarship Program. The amount of Two Billion Seven Hundred Twenty Million Four Hundred Sixty One Thousand Pesos (₱2,720,461,000) appropriated herein for the Training for Work Scholarship Program shall be used to support rapid, inclusive and sustained economic growth through course offerings to key employment generators in the areas of agri-fishery, agri-business, agro-industrial, tourism, information technology-business process management, semiconductor and electronics, automotives, other priority manufacturing industries, logistics, general infrastructure, and new and emerging sectors. In no case shall more than three percent (3%) of the said amount be used for administrative expenses.

In the selection of students, the TESDA shall prioritize those without prior formal or vocational training as well as those coming from regions or provinces where the absolute number of poor residents and the incidence of poverty are high, as identified in the latest official poverty statistics of the PSA. The TESDA shall update its existing database to effectively monitor the employment of graduates under this Program.

4. Special Training for Employment Program. The amount of Two Billion One Hundred Three Million Nine Hundred Twelve Thousand Pesos (₱2,103,912,000) appropriated herein for Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used for the conduct of community-based specialty training. In no case shall more than three percent (3%) of the said amount shall be used for administrative expenses.

In the identification of beneficiaries, the TESDA shall give priority to the following, in the order of preference: (i) indigent families under the National Household Targeting System for Poverty Reduction (NHTS-PR); (ii) Informal Sector Families; and (iii) those under the next lower poverty level, as determined by the DSWD.

Release of subsequent cash allocations shall be made only when the amount previously released has been fully liquidated in accordance with accounting and auditing rules and regulations.

5. Traditional Skills Training and Green Skills Training. The TESDA in coordination with the National Commission for Culture and the Arts, the Philippine Textile Research Institute and the Philippine Fiber Industry Development Authority, shall include in their non-formal technical vocational education and training the traditional skills such as, but not limited to wood carving, pottery making, weaving arts, and crafts, taking into consideration the availability of materials in the locality.

The TESDA, in coordination with the Department of Labor and Employment, shall likewise conduct a skills and training needs assessment for green jobs and accelerate its development and provision of green skills training programs pursuant to R.A. No. 10771 or the “Philippine Green Jobs Act of 2016”.

6. Universal Access to quality Tertiary Education. The amount of Three Billion Nine Hundred Ten Million Pesos (₱3,910,000,000) appropriated herein for the Universal Access to Quality Tertiary Education shall be used to cover the cost of tertiary education for all Filipino students enrolled in Technical Vocational Institutions registered under the TESDA pursuant to R.A No. 10931 and its IRR. The amount appropriated shall cover tuition and other school fees for 2019. In no case shall more than three percent (3%) of the said amount be used for administrative expenses.

Release of funds shall be subject to the submission of Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O No. 292.

7. Application of Benefits to Teachers in TESDA-Supervised Institutions. Teachers of equivalent positions in TESDA-Supervised Institutions shall likewise be entitled to the benefits granted to teachers under the DepEd.

8. Reporting and Posting Requirements. The TESDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) TESDA’s website.

The TESDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	427
DEPARTMENT OF TRADE AND INDUSTRY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	134,848,000	₱	124,438,000	₱		₱	259,286,000

National Capital Region (NCR)		134,848,000		124,438,000				259,286,000

Central Office		134,848,000		124,438,000				259,286,000
Administration of Personnel Benefits		29,193,000						29,193,000

National Capital Region (NCR)		29,193,000						29,193,000

Central Office		29,193,000						29,193,000

Sub-total, General Administration and Support		164,041,000		124,438,000				288,479,000

Support to Operations
Provision of Management and Information Technology Services		6,456,000		7,909,000		40,748,000		55,113,000

National Capital Region (NCR)		6,456,000		7,909,000		40,748,000		55,113,000

Central Office		6,456,000		7,909,000		40,748,000		55,113,000

Sub-total, Support to Operations		6,456,000		7,909,000		40,748,000		55,113,000

Operations
Employability increased and/or enhanced		1,831,822,000		10,078,729,000		300,520,000		12,211,071,000

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM		19,552,000		26,748,000				46,300,000

Formulation of Technical Education and Skills Development Policies, Plans and Programs		19,552,000		26,748,000				46,300,000

National Capital Region (NCR)		19,334,000		26,748,000				46,082,000

Central Office		19,334,000		26,748,000				46,082,000
Region IVA - CALABARZON		218,000						218,000

Bondoc Peninsula Technological School		218,000						218,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM		43,464,000		40,223,000				83,687,000

428	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Development, Implementation, Monitoring and Evaluation of Quality Assurance for Technical Education and Skills Development Provision	4,523,000	11,349,000		15,872,000

National Capital Region (NCR)	4,523,000	11,349,000		15,872,000

Central Office	4,523,000	11,349,000		15,872,000
Development, Implementation, Monitoring and Evaluation of Assesment and Certification Systems	20,564,000	9,050,000		29,614,000

National Capital Region (NCR)	20,564,000	9,050,000		29,614,000

Central Office	20,564,000	9,050,000		29,614,000
Competency Standards Development	18,377,000	19,824,000		38,201,000

National Capital Region (NCR)	18,377,000	19,824,000		38,201,000

Central Office	18,377,000	19,824,000		38,201,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM	1,768,806,000	10,011,758,000	300,520,000	12,081,084,000

Promotion, Development and Implementation of quality Technical Education and Skills Development Programs	1,068,250,000	7,263,493,000	279,520,000	8,611,263,000

National Capital Region (NCR)	67,934,000	6,314,953,000	269,520,000	6,652,407,000

Central Office	56,425,000	6,246,404,000	269,520,000	6,572,349,000
National Capital Region	11,509,000	68,549,000		80,058,000
Region I - Ilocos	73,478,000	48,857,000		122,335,000

Regional Office - I	9,039,000	42,477,000		51,516,000
Bangui Institute of Technology (formerly Bangui School of Fisheries)	8,783,000	1,072,000		9,855,000
Luciano Milan Memorial School of Arts and Trades	11,652,000	1,633,000		13,285,000
Marcos Agro-Industrial School	12,279,000	1,608,000		13,887,000
Pangasinan School of Arts and Trades	23,562,000	817,000		24,379,000
Pangasinan Technological Institute	8,163,000	1,250,000		9,413,000
Cordillera Administrative Region (CAR)	26,846,000	48,526,000		75,372,000

Regional Office - CAR	18,589,000	46,890,000		65,479,000
Baguio City Schools of Arts and Trades	8,257,000	1,636,000		9,893,000
Region II - Cagayan Valley	87,128,000	53,290,000		140,418,000

Regional Office II	4,818,000	45,148,000		49,966,000

APRIL 29, 2019	OFFICIAL GAZETTE	429
DEPARTMENT OF TRADE AND INDUSTRY

Aparri School of Arts and Trades	23,290,000	2,184,000		25,474,000
Isabela School of Arts and Trades	19,855,000	980,000		20,835,000
Kasibu National Agricultural School	6,924,000	1,129,000		8,053,000
Lasam National Agricultural School	9,483,000	853,000		10,336,000
Southern Isabela College of Arts and Trades	22,758,000	2,996,000		25,754,000
Region III - Central Luzon	50,395,000	69,799,000		120,194,000

Regional Office III	38,312,000	66,338,000		104,650,000
Concepcion Vocational School	6,501,000	1,647,000		8,148,000
Gonzalo Puyat School of Arts and Trades	5,582,000	1,814,000		7,396,000
Region IVA - CALABARZON	71,890,000	61,613,000		133,503,000

Regional Office - IVA	20,799,000	50,197,000		70,996,000
Bondoc Peninsula Technological Institute	5,272,000	1,522,000		6,794,000
Jacobo Z. Gonzales Memorial School of Arts and Trades	28,666,000	3,499,000		32,165,000
Quezon National Agricultural School	17,153,000	6,395,000		23,548,000
Region IVB - MIMAROPA	67,436,000	47,744,000		115,180,000

Regional Office - IVB		34,852,000		34,852,000
Alcantara National Trade School	14,675,000	3,272,000		17,947,000
Buyabod School of Arts and Trades	7,284,000	3,991,000		11,275,000
Puerto Princesa School of Arts and Trades	20,145,000	3,186,000		23,331,000
Simeon Suan Vocational and Technical College	17,157,000	1,174,000		18,331,000
Torrijos Publacion School of Arts and Trades	8,175,000	1,269,000		9,444,000
Region V - Bicol	110,528,000	94,394,000	10,000,000	214,922,000

Regional Office V	17,944,000	64,232,000		82,176,000
Bulusan National Vocational and Technical School	8,087,000	2,079,000		10,166,000
Cabugao School of Handicrafts & Cottage Industries	12,564,000	1,540,000		14,104,000
Camarines Sur Institute of Fisheries and Marine Sciences	26,500,000	8,507,000		35,007,000
Masbate School of Fisheries	11,983,000	1,369,000		13,352,000
Ragay Polytechnic Skills Institute	4,683,000	11,694,000	10,000,000	26,377,000
San Francisco Institute of Science and Technology	19,480,000	2,818,000		22,298,000

430	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Sorsogon National Agricultural School	9,287,000	2,155,000	11,442,000
Region VI - Western Visayas	110,060,000	70,734,000	180,794,000

Regional Office VI	21,269,000	62,652,000	83,921,000
Dumalag Vocational Technical School	28,106,000	2,636,000	30,742,000
Leon Ganzon Polytechnic College	23,260,000	1,532,000	24,792,000
New Lucena Polytechnic College	20,964,000	1,736,000	22,700,000
Passi Trade School	16,461,000	2,178,000	18,639,000
Region VII - Central Visayas	40,573,000	58,312,000	98,885,000

Regional Office VII	34,108,000	55,606,000	89,714,000
Lazi Technical Institute	6,465,000	2,706,000	9,171,000
Region VIII - Eastern Visayas	94,234,000	58,880,000	153,114,000

Regional Office VIII	8,475,000	50,237,000	58,712,000
Arteche National Agricultural School	13,055,000	1,313,000	14,368,000
Balangiga National Agricultural School	7,886,000	860,000	8,746,000
Balicuatro College of Arts and Trades	20,941,000	2,028,000	22,969,000
Cabucgayan National School of Arts & Trades	11,708,000	1,651,000	13,359,000
Calubian National Vocational School	11,188,000	1,045,000	12,233,000
Las Navas Agro-Industrial School	8,133,000	886,000	9,019,000
Samar National School of Arts and Trades	12,848,000	860,000	13,708,000
Region IX - Zamboanga Peninsula	53,234,000	60,559,000	113,793,000

Regional Office IX	11,022,000	49,550,000	60,572,000
Dipolog School of Fisheries	17,607,000	3,228,000	20,835,000
Kabasalan Institute of Technology	24,605,000	7,781,000	32,386,000
Region X - Northern Mindanao	76,415,000	61,584,000	137,999,000

Regional Office X	18,583,000	51,696,000	70,279,000
Cagayan de Oro (BUGO) School of Arts and Trades	. 18,060,000	1,501,000	19,561,000
Camiguin School of Arts and Trades	6,134,000	1,515,000	7,649,000
Kinoguitan National Agricultural School	8,314,000	1,203,000	9,517,000
Lanao del Morte National Agro-Industrial School	7,023,000	1,011,000	8,034,000

APRIL 29, 2019	OFFICIAL GAZETTE	431
DEPARTMENT OF TRADE AND INDUSTRY

Oroquieta Agro-Industrial School	10,835,000	2,670,000	13,505,000
Salvador Trade School	7,466,000	1,988,000	9,454,000
Region XI - Davao	56,296,000	129,917,000	186,213,000

Regional Office XI	10,306,000	120,100,000	130,406,000
Carmelo de los Cientos, Sr. National Trade School	10,615,000	2,305,000	12,920,000
Davao National Agricultural School	9,899,000	1,562,000	11,461,000
Lupon School of Fisheries	17,163,000	4,830,000	21,993,000
Wangan National Agricultural School	8,313,000	1,120,000	9,433,000
Region XII - SOCCSKSARGEN	42,870,000	42,386,000	85,256,000

Regional Office XXII	1,987,000	38,430,000	40,417,000
General Santos National School of Arts and Trades	18,698,000	2,231,000	20,929,000
Surallah National Agricultural School	22,185,000	1,725,000	23,910,000
Region XIII - CARAGA	38,933,000	41,945,000	80,878,000

Regional Office XIII	6,622,000	31,619,000	38,241,000
Agusan del Sur School of Arts and Trades	12,709,000	3,968,000	16,677,000
Northern Mindanao School of Fisheries	9,595,000	2,599,000	12,194,000
Surigao del Norte College of Agriculture and Technology	10,007,000	3,759,000	13,766,000
Promotion, Development, Implementation Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs	700,556,000	2,720,461,000	3,421,017,000

National Capital Region (NCR)	54,111,000	1,875,822,000	1,929,933,000

Central Office		1,597,102,000	1,597,102,000
National Capital Region	54,111,000	278,720,000	332,831,000
Region I - Ilocos	38,392,000	41,337,000	79,729,000

Regional Office - I	38,392,000	41,337,000	79,729,000
Cordillera Administrative Region (CAR)	50,383,000	16,137,000	66,520,000

Regional Office - CAR	50,383,000	16,137,000	66,520,000
Region II - Cagayan Valley	42,752,000	26,869,000	69,621,000

Regional Office II	42,752,000	26,869,000	69,621,000

432	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region III - Central Luzon	58,640,000		182,101,000				240,741,000

Regional Office III	58,640,000		182,101,000				240,741,000
Region IVA - CALABARZON	45,018,000		130,111,000				175,129,000

Regional Office - IVA	45,018,000		130,111,000				175,129,000
Region IVB - MIMAROPA	37,698,000		43,655,000				81,353,000

Regional Office - IVB	37,698,000		43,655,000				81,353,000
Region V - Bicol	48,702,000		42,168,000				90,870,000

Regional Office V	48,702,000		42,168,000				90,870,000
Region VI - Western Visayas	53,319,000		56,484,000				109,803,000

Regional Office VI	53,319,000		56,484,000				109,803,000
Region VII - Central Visayas	35,314,000		68,921,000				104,235,000

Regional Office VII	35,314,000		68,921,000				104,235,000
Region VIII - Eastern Visayas	48,595,000		31,196,000				79,791,000

Regional Office VIII	48,595,000		31,196,000				79,791,000
Region IX - Zamboanga Peninsula	31,190,000		30,424,000				61,614,000

Regional Office IX	31,190,000		30,424,000				61,614,000
Region X - Northern Mindanao	38,774,000		48,595,000				87,369,000

Regional Office X	38,774,000		48,595,000				87,369,000
Region XI - Davao	41,898,000		48,734,000				90,632,000

Regional Office XI	41,898,000		48,734,000				90,632,000
Region XII - SOCCSKSARGEM	35,168,000		51,108,000				86,276,000

Regional Office XII	35,168,000		51,108,000				86,276,000
Region XIII - CARAGA	40,602,000		26,799,000				67,401,000

Regional Office XIII	40,602,000		26,799,000				67,401,000
Project(s)
Locally-Funded Project(s)		₱	27,804,000	₱	21,000,000	₱	48,804,000

Expansion of Provincial Training Center Calauan, Laguna			17,804,000		21,000,000		38,804,000

APRIL 29, 2019	OFFICIAL GAZETTE	433
DEPARTMENT OF TRADE AND INDUSTRY

Region IVA - CALABARZON				17,804,000		21,000,000		38,804,000

Regional Office - IVA				17,804,000		21,000,000		38,804,000
For the implementation of community-based livelihood programs in the fourth, fifth and sixth class municipalities as per Barangay Livelihood and Skills Training Act of 2008 (R.A. No. 9509)				10,000,000				10,000,000

National Capital Region (NCR)				10,000,000				10,000,000

Central Office				10,000,000				10,000,000

Sub-total, Operations		1,831,822,000		10,078,729,000		300,520,000		12,211,071,000

TOTAL NEW APPROPRIATIONS	₱	2,002,319,000	₱	10,211,076,000	₱	341,268,000	₱	12,554,663,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,462,855

Total Permanent Positions	1,462,855

Other Compensation Common to All
Personnel Economic Relief Allowance	84,708
Representation Allowance	16,261
Transportation Allowance	16,261
Clothing and Uniform Allowance	21,180
Mid-Year Bonus - Civilian	, 121,902
Year End Bonus	121,902
Cash Gift	17,650
Productivity Enhancement Incentive	17,650
Step Increment	3,657

Total Other Compensation Common to All	421,171

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	5,470
Anniversary Bonus - Civilian	17,660

Total Other Compensation for Specific Groups	23,130

Other Benefits
PAG-IBIG Contributions	4,238
PhilHealth Contributions	16,591
Employees Compensation Insurance Premiums	4,238

434	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Loyalty Award - Civilian	451
Terminal Leave	29,193

Total Other Benefits	54,711

Non-Permanent Positions	40,452

Total Personnel Services	2,002,319

Maintenance and Other Operating Expenses
Travelling Expenses	81,553
Training and Scholarship Expenses	9,413,235
Supplies and Materials Expenses	185,455
Utility Expenses	104,241
Communication Expenses	37,841
Awards/Rewards and Prizes	2,696
Survey, Research, Exploration and Development Expenses	243
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,441
Professional Services	93,027
General Services	92,069
Repairs and Maintenance	70,149
Financial Assistance/Subsidy	3,000
Taxes, Insurance Premiums and Other Fees	26,308
Labor and Wages	15
Other Maintenance and Operating Expenses
Advertising Expenses	3,212
Printing and Publication Expenses	12,786
Representation Expenses	16,736
Transportation and Delivery Expenses	4,895
Rent/Lease Expenses	15,385
Membership Dues and Contributions to Organizations	892
Subscription Expenses	3,618
Donations	55
Other Maintenance and Operating Expenses	40,224

Total Maintenance and Other Operating Expenses	10,211,076

Total Current Operating Expenditures	12,213,395

Capital Outlays
Buildings and Other Structures	51,000
Machinery and Equipment Outlay	290,268

Total Capital Outlays	341,268

TOTAL NEW APPROPRIATIONS	12,554,663

APRIL 29, 2019	OFFICIAL GAZETTE	435
DEPARTMENT OF TRADE AND INDUSTRY

GENERAL SUMMARY

DEPARTMENT OF TRADE AND INDUSTRY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,718,091,000	₱	2,663,602,000	₱	2,400,000	₱	447,550,000	₱	4,831,643,000
B. BOARD OF INVESTMENTS		167,902,000		216,875,000				776,000		385,553,000
C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES		54,078,000		65,186,000				3,878,000		123,142,000
D. COOPERATIVE DEVELOPMENT AUTHORITY		365,718,000		211,989,000				31,438,000		609,145,000
E. DESIGN CENTER OF THE PHILIPPINES		21,473,000		71,090,000				5,543,000		98,106,000
F. PHILIPPINE TRADE TRAINING CENTER		31,155,000		25,426,000				44,329,000		100,910,000
G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY		2,002,319,000		10,211,076,000				341,268,000		12,554,663,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TRADE AND INDUSTRY	₱	4,360,736,000	₱	13,465,244,000	₱	2,400,000	₱	874,782,000	₱	18,703,162,000

436	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXIV. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations including locally-funded and foreign-assisted projects as indicated hereunder	₱	54,240,442,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	927,289,000	₱	1,663,104,000	₱	7,068,000	₱	229,153,000	₱	2,826,614,000
Support to Operations		74,214,000		522,477,000				14,540,244,000		15,136,935,000
Operations		964,442,000		8,147,159,000		820,000		27,164,472,000		36,276,893,000

RAIL TRANSPORT PROGRAM		285,562,000		5,969,130,000		820,000		19,900,373,000		26,155,885,000
AVIATION INFRASTRUCTURE PROGRAM								3,869,125,000		3,869,125,000
MARITIME INFRASTRUCTURE PROGRAM								1,787,083,000		1,787,083,000

MOTOR VEHICLE REGULATORY PROGRAM		509,439,000		1,549,581,000				116,609,000		2,175,629,000
LAND PUBLIC TRANSPORTATION PROGRAM		169,441,000		628,448,000				1,491,282,000		2,289,171,000

TOTAL NEW APPROPRIATIONS	₱	1,965,945,000	₱	10,332,740,000	₱	7,888,000	₱	41,933,869,000	₱	54,240,442,000

Special Provision(s)

~~1. Special Road Support Fund. In addition to the amounts appropriated herein, the amount of Eight Billion Four Hundred Nineteen Million Eight Hundred Forty Six Thousand Pesos (₱8,419,846,000) shall be used for the maintenance of roads including bridges and improvement of drainage of national primary and secondary roads including bridges, sourced from eighty percent (80%) collections from the Motor Vehicles User’s Charge (MVUC), subject to the following:~~

~~(a)~~

~~Five percent (5%) of the total appropriations shall be used for the maintenance of local roads converted or taken over as national roads during the current year. Any balance therefrom may be used for the maintenance of existing national roads; and~~

~~(b)~~

~~Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.~~ (DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 958, R.A. No. 11260)

[~~2. Special Road Safety Fund. In addition to the amounts appropriated herein, the amount of Nine Hundred Nine Million One Hundred Forty Three Thousand Pesos (₱909,143,000) shall be used for the installation of adequate and efficient traffic lights and road safety devices sourced from seven and one-half percent (7.5%) collections from the MVUC, constituted into the Special Road Safety Fund.~~

~~Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.]~~

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 958, R.A. No. 11260)

[~~3. Special Local Road Fund. In addition to the amounts appropriated herein, One Billion Thirty Nine Million Three Hundred Five Thousand Pesos (₱1,039,305,000) shall be used for the maintenance of local roads, traffic management and road safety devices sourced from five percent (5%) collections from the MVUC, constituted into the Special Local Road Fund.~~

~~Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.0. No. 292.~~]

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 958, R.A. No. 11260)

2. Seat Belt Use Promotions. In addition to the amounts appropriated for the LTO, Seventy Two Million One Hundred Twenty Five Thousand Pesos (₱72,125,000) shall be used for the implementation of the provisions of R.A. No. 8750, including the necessary promotion campaigns on the use of seat belt devices sourced from fines imposed by LTO against drivers, operators, vehicle owners, manufacturers, assemblers, importers or distributors for violation of the rules and regulations on the use and installation of seat belts in accordance with Section 13 of R.A. No. 8750.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Servicing of Metro Rail Transit Obligations. The amount needed for the payment of prior and current years’ obligations for equity rental, maintenance fees and other obligations due to the Metro Rail Transit Corporation (MRTC), as specified in the build-lease-and-transfer agreement between the DOTr and MRTC, shall be charged against the fare box revenue and all non-rail collections or income of the MRT 3.

APRIL 29, 2019	OFFICIAL GAZETTE	437
DEPARTMENT OF TRANSPORTATION

Any deficiency in collections or income way be augmented by the amounts appropriated herein for mass transport subsidy.

4. Engineering and Administrative Overhead Expenses. The DOTr is authorized to deduct engineering and administrative overhead (EAO) expenses for infrastructure projects costing more than Five Million Pesos (₱5,000,000) but not to exceed three percent (3%) of the project cost.

The authorized EAO expenses shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job-orders or contracts of service of such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

Disbursements or expenditures by the DOTr in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

5. Public-Private Partnership Transportation Infrastructure Projects. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein for the Public-Private Partnership Strategic Support Fund shall be used for the annual grantor’s payment of Integrated Transport System Project and such other Public-Private Patnership Transportation Infrastructure Projects.

In no case shall said amount be used for the payment of the private partner’s financial obligations which the government has guaranteed.

6. Construction of Various Airports and Navigational Facilities. The amount apropriated herein for the construction of various airports and navigational facilities, and acquisition of navigational equipment shall be recorded in the books of accounts of the DOTr and transferred to the Civil Aviation Authority of the Philippines as equity contribution of the National Government in accordance with Section 14 of R.A No. 9497.

7. Inventory of Rail System Spare Parts. The DOTr, PNR, LRTA, the Panay Railways, Incorporated, the North Luzon Railways Corporation, and all other rail offices and agencies are authorized to maintain and ensure continued availability of adequate spare parts inventory. The purchase of spare parts exceeding the agency’s one-year requirement shall be subject to the approval of the President of the Philippines, upon the joint recommendation of the Chairperson of the COA and the Secretary of the DOTr.

8. Right-of-Way Acquisition. The amount appropriated herein for right-of-way acquisition shall be used exclusively for the Right- of-Way expenses authorized under R.A. No. 10752, relative to the implementation of infrastructure projects of the DOTr. The DOTr shall ensure that all ROW expenses are settled before the commencement of projects.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. 292.

9. Environmentally-Sustainable Transport. The DOTr shall integrate environmentally-sustainable transport strategies and energy conservation measures in its policies and development plans.

10. Expansion of the Project Right of Way for High Capacity Transport Modes. The DOTr shall endorse to NEDA the list of seaports, airports, land transport ports, and train stations that shall be declared as projects of national significance. The DOTr shall enhance the connectivity of these ports to other nearby population and commercial centers to increase the density of civic, social and commercial activity in the vicinity of high-capacity transport nodes. Road project designs and alignments shall be aimed at increasing ridership, financial viability and the beneficiary base of the country’s major transport infrastructure programs and inter-model connectivity articulated in the NEDA National Transport Policy Framework.

11. Refurbished Vehicles Under the Public Utility Vehicle Modernization Program. Refurbished and/or rebuilt public utility vehicles shall be allowed to continue to ply their routes: PROVIDED, That such refurbished and/or rebuilt vehicles shall comply with the requirements enumerated under Section 5.2.3 of DOTr Department Order No. 2017-11.

12. Implementation of Fare Discount under the TRAIN Law. Pursuant to Section 288 of the National Internal Revenue Code, as amended by R.A. No. 10963 of the ‘Tax Reform for Acceleration and Inclusion (TRAIN)’ Law, the Land Transportation Franchising and Regulatory Board shall implement a fare discount from all public utility vehicles (except trucks for hire and school transport services) in the amount equivalent to ten percent (10%) of the authorized fare for students, minimum wage earners, unemployed, and the poorest fifty percent (50%) of the population.

13. Reporting and Posting Requirements. The DOTr shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOTr’s website.

The DOTr shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

14. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS

438	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

General Administration and Support
General Management and Supervision	₱	866,087,000	₱	1,662,488,000	₱	7,068,000	₱	229,153,000	₱	2,764,796,000

National Capital Region (NCR)		422,414,000		1,391,414,000		7,068,000		211,153,000		2,032,049,000

Central Office		215,648,000		942,232,000		7,068,000		34,303,000		1,199,251,000
Central Office (LTO)		101,738,000		337,871,000				157,550,000		597,159,000
Regional Office - NCR (LTO)		82,676,000		67,766,000				5,000,000		155,442,000
Central Office (LTFRB)		22,352,000		43,545,000				14,300,000		80,197,000
Region I - Ilocos		35,796,000		19,323,000				18,000,000		73,119,000

Regional Office - I (LTO)		35,796,000		19,323,000				18,000,000		73,119,000
Cordillera Administrative Region (CAR)		30,450,000		13,038,000						43,488,000

Regional Office - CAR		30,450,000		13,038,000						43,488,000
Region II - Cagayan Valley		26,457,000		16,536,000						42,993,000

Regional Office - II (LTO)		26,457,000		16,536,000						42,993,000
Region III - Central Luzon		39,601,000		42,933,000						82,534,000

Regional Office - III (LTO)		39,601,000		42,933,000						82,534,000
Region IVA - CALABARZON		45,743,000		36,939,000						82,682,000

Regional Office - IVA (LTO)		45,743,000		36,939,000						82,682,000
Region IVB - MIMAROPA		14,325,000		5,818,000						20,143,000

Regional Office - IVB (LTO)		14,325,000		5,818,000						20,143,000
Region V - Bicol		30,351,000		14,274,000						44,625,000

Regional Office - V (LTO)		30,351,000		14,274,000						44,625,000
Region VI - Western Visayas		32,100,000		15,371,000						47,471,000

Regional Office - VI (LTO)		32,100,000		15,371,000						47,471,000
Region VII - Central Visayas		18,815,000		16,820,000						35,635,000

Regional Office - VII (LTO)		18,815,000		16,820,000						35,635,000
Region VIII - Eastern Visayas		44,299,000		10,922,000						55,221,000

Regional Office - VIII (LTO)		44,299,000		10,922,000						55,221,000
Region IX - Zamboanga Peninsula		24,223,000		17,889,000						42,112,000

Regional Office - IX (LTO)		24,223,000		17,889,000						42,112,000

APRIL 29, 2019	OFFICIAL GAZETTE	439
DEPARTMENT OF TRANSPORTATION

Region X - Northern Mindanao	26,822,000	13,927,000			40,749,000

Regional Office - X (LTO)	26,822,000	13,927,000			40,749,000
Region XI - Davao	25,758,000	14,616,000			40,374,000

Regional Office - XI (LTO)	25,758,000	14,616,000			40,374,000
Region XII - SOCCSKSARGEN	23,581,000	13,928,000			37,509,000

Regional Office - XII (LTO)	23,581,000	13,928,000			37,509,000
Region XIII - CARAGA	25,352,000	18,740,000			44,092,000

Regional Office - XIII	25,352,000	18,740,000			44,092,000
Operation of the DOTr Action/Monitoring Center	12,536,000	258,000			12,794,000

National Capital Region (NCR)	12,536,000	258,000			12,794,000

Central Office	12,536,000	258,000			12,794,000
Conduct of conferences, seminars and trainings including the granting of scholarships	4,729,000	358,000			5,087,000

National Capital Region (NCR)	4,729,000	358,000			5,087,000

Central Office	4,729,000	358,000			5,087,000
Administration of Personnel Benefits	43,937,000				43,937,000

National Capital Region (NCR)	43,794,000				43,794,000

Central Office	2,103,000				2,103,000
Central Office (LTO)	34,219,000				34,219,000
Central Office (LTFRB)	7,472,000				7,472,000
Cordillera Administrative Region (CAR)	143,000				143,000

Regional Office - CAR	143,000				143,000

Sub-total, General Administration and Support	927,289,000	1,663,104,000	7,068,000	229,153,000	2,826,614,000

Support to Operations	74,214,000	522,477,000		14,540,244,000	15,136,935,000

Program planning and standards development for transportation and communications services, including infrastructure projects	74,214,000	522,477,000			596,691,000

National Capital Region (NCR)	74,214,000	522,477,000			596,691,000

Central Office	74,214,000	522,477,000			596,691,000

440	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Feasibility Studies including Pre-Feasiblity and Development Research Studies/Project Management/Preliminary Detailed Engineering and Design of Transportation Infrastructure Project				285,000,000	285,000,000

National Capital Region (NCR)				285,000,000	285,000,000

Central Office				285,000,000	285,000,000
Payment of Right-of-Way				13,263,794,000	13,263,794,000

National Capital Region (NCR)				13,263,794,000	13,263,794,000

Central Office				13,263,794,000	13,263,794,000
Project(s)
Foreign-Assisted Project(s)				991,450,000	991,450,000

Infrastructure Preparation and Innovation Facility (IPIF)				991,450,000	991,450,000

Loan Proceeds				549,520,000	549,520,000

National Capital Region (NCR)				549,520,000	549,520,000

Central Office				549,520,000	549,520,000
GOP Counterpart				441,930,000	441,930,000

National Capital Region (NCR)				441,930,000	441,930,000

Central Office				441,930,000	441,930,000

Sub-total, Support to Operations	74,214,000	522,477,000		14,540,244,000	15,136,935,000

Operations	964,442,000	8,147,159,000	820,000	27,164,472,000	36,276,893,000

Rail transport services improved	285,562,000	5,969,130,000	820,000	19,900,373,000	26,155,885,000

RAIL TRANSPORT PROGRAM	285,562,000	5,969,130,000	820,000	19,900,373,000	26,155,885,000

METRO RAIL TRANSIT (MRT) SUB-PROGRAM	285,562,000	5,969,130,000	820,000		6,255,512,000

Operation and Maintenance of the Metro Rail Transit	285,562,000	1,272,229,000	820,000		1,558,611,000

National Capital Region (NCR)	285,562,000	1,272,229,000	820,000		1,558,611,000

Central Office	285,562,000	1,272,229,000	820,000		1,558,611,000
Project(s)
Locally-Funded Project(s)		4,696,901,000			4,696,901,000

Subsidy for Mass Transport (MRT3)		4,696,901,000			4,696,901,000

National Capital Region (NCR)		4,696,901,000			4,696,901,000

Central Office		4,696,901,000			4,696,901,000

APRIL 29, 2019	OFFICIAL GAZETTE	441
DEPARTMENT OF TRANSPORTATION

RAILWAY CONSTRUCTION, REHABILITATION AND IMPROVEMENT SUB-PROGRAM	19,900,373,000	19,900,373,000

Project(s)
Locally-Funded Project(s)	2,912,654,000	2,912,654,000

Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Railways	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
Mindanao Railway Project	2,911,654,000	2,911,654,000

National Capital Region (NCR)	2,911,654,000	2,911,654,000

Central Office	2,911,654,000	2,911,654,000
Foreign-Assisted Project(s)	16,987,719,000	16,987,719,000

Metro Rail Transit Line 3 Rehabilitation Project	1,000,000,000	1,000,000,000

GOP Counterpart	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000
Metro Manila Subway Project Phase 1	1,522,360,000	1,522,360,000

GOP Counterpart	1,522,360,000	1,522,360,000

National Capital Region (NCR)	1,522,360,000	1,522,360,000

Central Office	1,522,360,000	1,522,360,000
PNR North 1 (Tutuban-Malolos)formerly North-South Commuter Railway Project Phase I	13,048,359,000	13,048,359,000

Loan Proceeds	10,438,384,000	10,438,384,000

National Capital Region (NCR)	10,438,384,000	10,438,384,000

Central Office	10,438,384,000	10,438,384,000
GOP Counterpart	2,609,975,000	2,609,975,000

National Capital Region (NCR)	2,609,975,000	2,609,975,000

Central Office	2,609,975,000	2,609,975,000
PNR South Commuter (Solis-Los Baños) formerly North-South Rail Project Phase II	1,417,000,000	1,417,000,000

GOP Counterpart	1,417,000,000	1,417,000,000

442	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	1,417,000,000	1,417,000,000

Central Office	1,417,000,000	1,417,000,000
Air and water transport facilities and services improved	5,656,208,000	5,656,208,000

AVIATION INFRASTRUCTURE PROGRAM	3,869,125,000	3,869,125,000

Project(s)
Locally-Funded Project(s)	3,115,025,000	3,115,025,000

Tacloban Airport Project	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Aviation	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
Davao International Airport	315,000,000	315,000,000

National Capital Region (NCR)	315,000,000	315,000,000

Central Office	315,000,000	315,000,000
Catbalogan Airport	450,000,000	450,000,000

National Capital Region (NCR)	450,000,000	450,000,000

Central Office	450,000,000	450,000,000
Siargao Airport	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
Central Mindanao (M’lang) Airport	92,000,000	92,000,000

National Capital Region (NCR)	92,000,000	92,000,000

Central Office	92,000,000	92,000,000
Ipil International Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	443
DEPARTMENT OF TRANSPORTATION

Maasin Airport	70,000,000	70,000,000

National Capital Region (NCR)	70,000,000	70,000,000

Central Office	70,000,000	70,000,000
Nati Airport	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
San Jose Airport (CAMSUR)	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Sanga-Sanga Airport	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Laguindingan Airport	90,000,000	90,000,000

National Capital Region (NCR)	90,000,000	90,000,000

Central Office	90,000,000	90,000,000
Iloilo Airport	55,000,000	55,000,000

National Capital Region (NCR)	55,000,000	55,000,000

Central Office	55,000,000	55,000,000
Bukidnon Airport	430,000,000	430,000,000

National Capital Region (NCR)	430,000,000	430,000,000

Central Office	430,000,000	430,000,000
Zamboanga Airport	200,000,000	200,000,000

National Capital Region (NCR)	200,000,000	200,000,000

Central Office	200,000,000	200,000,000
Ormoc Airport	55,000,000	55,000,000

National Capital Region (NCR)	55,000,000	55,000,000

Central Office	55,000,000	55,000,000
Jolo Airport	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

444	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Catarman Airport	53,000,000	53,000,000

National Capital Region (NCR)	53,000,000	53,000,000

Central Office	53,000,000	53,000,000
Kabankalan Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Marinduque Airport	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Naval Airport	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Pinamalayan Airport	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Borongan Airport	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Quirino Airport	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Cauayan Airport	30,500,000	30,500,000

National Capital Region (NCR)	30,500,000	30,500,000

Central Office	30,500,000	30,500,000
Dipolog Airport	52,500,000	52,500,000

National Capital Region (NCR)	52,500,000	52,500,000

Central Office	52,500,000	52,500,000
Pagadian Airport	98,300,000	98,300,000

National Capital Region (NCR)	98,300,000	98,300,000

Central Office	98,300,000	98,300,000

APRIL 29, 2019	OFFICIAL GAZETTE	445
DEPARTMENT OF TRANSPORTATION

Antique Airport	182,725,000	182,725,000

National Capital Region (NCR)	182,725,000	182,725,000

Central Office	182,725,000	182,725,000
Foreign-Assisted Project(s)	754,100,000	754,100,000

New Bohol (Panglao) International Airport Development Project	754,100,000	754,100,000

GOP Counterpart	754,100,000	754,100,000

National Capital Region (NCR)	754,100,000	754,100,000

Central Office	754,100,000	754,100,000
MARITIME INFRASTRUCTURE PROGRAM	1,787,083,000	1,787,083,000

Project(s)
Locally-Funded Project(s)	1,361,000,000	1,361,000,000

Rehabilitation/Improvement of Hindang Port, Leyte	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Repair/Rehabilitation of Ports in Zumarraga, Samar	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Rehabilitation of Poblacion Port Sta. Rita, Samar	25,000,000	25,000,000

National Capital Region (NCR)	25,000,000	25,000,000

Central Office	25,000,000	25,000,000
Construction, Rehabilitation and Improvement of Other Transportation Infrastructure - Maritime	1,000,000	1,000,000

National Capital Region (NCR)	1,000,000	1,000,000

Central Office	1,000,000	1,000,000
Construction of Villaba Municipal Port Brgy. Silad, Villaba, Leyte	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Construction of Community Port in Brgy. Tigtabon, Tigtabon Island, Zamboanga City	30,000,000	30,000,000

446	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction of Community Port in Brgy. Dita, Zamboanga City	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction of Agoo Port, Phase IV Agoo, La Union	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Construction of Calasumanga Port Panukulan, Quezon	15 ,000,000	15,000,000

National Capital Region (NCR)	15,000,000	15,000,000

Central Office	15,000,000	15,000,000
Construction of Bonbon Port Panukulan, Quezon	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Completion of San Esteban Port San Esteban, Ilocos Sur	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Construction of Breakwater Brgy. Punta, Unisan, Quezon	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000
Construction of Migpange Port Bonifacio, Misamis Occidental	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction of Pio V. Corpuz RoRo Port Pio V. Corpuz, Masbate	100,000,000	100,000,000

National Capital Region (NCR)	100,000,000	100,000,000

Central Office	100,000,000	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	447
DEPARTMENT OF TRANSPORTATION

Construction of Rizal Port Punta Baja, Rizal, Palawan	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Extension of Concrete Pier with RoRo Ramp in Bato Port, Bato, Leyte	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction of Duero Port Duero, Bohol	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Rehabilitation of Damaged Port Brgy. Bayas, Estancia, Iloilo	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Rehabilitation of Old Port San Dionisio, Iloilo	15,000,000	15,000,000

National Capital Region (NCR)	15,000,000	15,000,000

Central Office	15,000,000	15,000,000
Expansion of San Roque Wharf San Isidro, Northern Samar	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
San Isidro Port Development Project San Isidro, Northern Samar	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Rehabilitation/Improvement of Allen Municipal Wharf, Phase 2, Allen, Northern Samar	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Rehabilitation of Lazi Port, Siquijor	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000

448	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Mabini Port, Bohol	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Construction of Dimasalang Port, Masbate	35,000,000	35,000,000

National Capital Region (NCR)	35,000,000	35,000,000

Central Office	35,000,000	35,000,000
Rehabilitation/Improvement of San Jose Port Phase 2, San Jose, Northern Samar	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Construction of Bien Unido Port Bien Unido, Bohol	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Extension of Lupon Port Mati, Davao Oriental	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction/Improvement of San Roque Port Brgy. San Roque, Tabaco City	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Construction/Improvement of Brgy. Santicon Port Brgy. Santicon, Malilipot, Albay	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction/Improvement of Brgy. Joroan Port Tiwi, Albay	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction/Improvement of Brgy. Hacienda Port San Miguel Island, Tabaco, Albay	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	449
DEPARTMENT OF TRANSPORTATION

Construction/Improvement of Buhatan Port Sto. Domingo, Albay	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000
Construction/Improvement of Aborlan Port Brgy. Juan, Aborlan, Palawan	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Construction/Improvement of Baclayon Port, Bohol	50,000,000	50,000,000

National Capital Region (NCR)	50,000,000	50,000,000

Central Office	50,000,000	50,000,000
Completion of Port Development, Brgy. Tagbac Ragay, Camarines Sur	40,000,000	40,000,000

National Capital Region (NCR)	40,000,000	40,000,000

Central Office	40,000,000	40,000,000
Completion of Port Development Brgy. Catabangan Proper, Ragay Camarines Sur	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Completion of Port Development Brgy. Lohong, Ragay, Camarines Sur	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction of Port, Brgy. San Rafael Ragay, Camarines Sur	30,000,000	30,000,000

National Capital Region (NCR)	30,000,000	30,000,000

Central Office	30,000,000	30,000,000
Construction of Port, Brgy. Costa Rica 1 Almagro, Samar	20,000,000	20,000,000

National Capital Region (NCR)	20,000,000	20,000,000

Central Office	20,000,000	20,000,000
Construction of Mapanas Port, Mapanas Northern Samar	10,000,000	10,000,000

National Capital Region (NCR)	10,000,000	10,000,000

Central Office	10,000,000	10,000,000

450	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Expansion of Terminal Building of Lipata Port, Culasi, Antique			100,000,000	100,000,000

National Capital Region (NCR)			100,000,000	100,000,000

Central Office			100,000,000	100,000,000
Foreign-Assisted Project(s)			426,083,000	426,083,000

Maritime Safety Capability Improvement Project, Phase 2			205,573,000	205,573,000

GDP Counterpart			205,573,000	205,573,000

National Capital Region (NCR)			205,573,000	205,573,000

Central Office			205,573,000	205,573,000
New Cebu International Container Port Project			220,510,000	220,510,000

GDP Counterpart			220,510,000	220,510,000

National Capital Region (NCR)			220,510,000	220,510,000

Central Office			220,510,000	220,510,000
Road transport services improved	678,880,000	2,178,029,000	1,607,891,000	4,464,800,000

MOTOR VEHICLE REGULATORY PROGRAM	509,439,000	1,549,581,000	116,609,000	2,175,629,000

Motor vehicle registration system	236,782,000	1,108,332,000	116,609,000	1,461,723,000

National Capital Region (NCR)	48,021,000	883,857,000	110,079,000	1,041,957,000

Central Office (LTO)	7,011,000	796,835,000	110,079,000	913,925,000
Regional Office - NCR (LTO)	41,010,000	87,022,000		128,032,000
Region I - Ilocos	13,606,000	18,311,000		31,917,000

Regional Office - I (LTO)	13,606,000	18,311,000		31,917,000
Cordillera Administrative Region (CAR)	13,251,000	15,102,000	6,530,000	34,883,000

Regional Office - CAR	13,251,000	15,102,000	6,530,000	34,883,000
Region II - Cagayan Valley	8,636,000	9,853,000		18,489,000

Regional Office - II (LTO)	8,636,000	9,853,000		18,489,000
Region III - Central Luzon	25,280,000	40,030,000		65,310,000

Regional Office - III (LTO)	25,280,000	40,030,000		65,310,000
Region IVA - CALABARZON	32,379,000	31,335,000		63,714,000

Regional Office - IVA (LTO)	32,379,000	31,335,000		63,714,000

APRIL 29, 2019	OFFICIAL GAZETTE	451
DEPARTMENT OF TRANSPORTATION

Region IVB - MIMAROPA	5,364,000	2,146,000	7,510,000

Regional Office - IVB (LTO)	5,364,000	2,146,000	7,510,000
Region V - Bicol	10,555,000	5,281,000	15,836,000

Regional Office - V (LTO)	10,555,000	5,281,000	15,836,000
Region VI - Western Visayas	12,898,000	10,445,000	23,343,000

Regional Office - VI (LTO)	12,898,000	10,445,000	23,343,000
Region VII - Central Visayas	8,853,000	28,096,000	36,949,000

Regional Office - VII (LTO)	8,853,000	28,096,000	36,949,000
Region VIII - Eastern Visayas	5,062,000	10,744,000	15,806,000

Regional Office - VIII (LTO)	5,062,000	10,744,000	15,806,000
Region IX - Zamboanga Peninsula	8,282,000	7,630,000	15,912,000

Regional Office - IX (LTO)	8,282,000	7,630,000	15,912,000
Region X - Northern Mindanao	8,299,000	11,124,000	19,423,000

Regional Office - X (LTO)	8,299,000	11,124,000	19,423,000
Region XI - Davao	7,537,000	11,877,000	19,414,000

Regional Office - XI (LTO)	7,537,000	11,877,000	19,414,000
Region XII - SOCCSKSARGEN	7,798,000	12,150,000	19,948,000

Regional Office - XII (LTO)	7,798,000	12,150,000	19,948,000
Region XIII - CARAGA	20,961,000	10,351,000	31,312,000

Regional Office - XIII	20,961,000	10,351,000	31,312,000
Law enforcement and adjudication	125,102,000	40,767,000	165,869,000

National Capital Region (NCR)	45,522,000	24,589,000	70,111,000

Central Office (LTO)	33,658,000	20,589,000	54,247,000
Regional Office - NCR (LTO)	11,864,000	4,000,000	15,864,000
Region I - Ilocos	5,042,000	1,181,000	6,223,000

Regional Office - I (LTO)	5,042,000	1,181,000	6,223,000
Region II - Cagayan Valley	7,148,000	2,350,000	9,498,000

Regional Office - II (LTO)	7,148,000	2,350,000	9,498,000
Region III - Central Luzon	9,178,000	70,000	9,248,000

Regional Office - III (LTO)	9,178,000	70,000	9,248,000

452	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON	7,901,000	1,800,000	9,701,000

Regional Office - IVA (LTO)	7,901,000	1,800,000	9,701,000
Region IVB - MIMAROPA	2,357,000	40,000	2,397,000

Regional Office - IVB (LTO)	2,357,000	40,000	2,397,000
Region V - Bicol	4,978,000	2,550,000	7,528,000

Regional Office - V (LTO)	4,978,000	2,550,000	7,528,000
Region VI - Western Visayas	7,013,000	1,400,000	8,413,000

Regional Office - VI (LTO)	7,013,000	1,400,000	8,413,000
Region VII - Central Visayas	6,680,000	1,500,000	8,180,000

Regional Office - VII (LTO)	6,680,000	1,500,000	8,180,000
Region VIII - Eastern Visayas	3,418,000	1,515,000	4,933,000

Regional Office - VIII (LTO)	3,418,000	1,515,000	4,933,000
Region IX - Zamboanga Peninsula	7,073,000	814,000	7,887,000

Regional Office - IX (LTO)	7,073,000	814,000	7,887,000
Region X - Northern Mindanao	7,913,000	1,000,000	8,913,000

Regional Office - X (LTO)	7,913,000	1,000,000	8,913,000
Region XI - Davao	5,225,000	658,000	5,883,000

Regional Office - XI (LTO)	5,225,000	658,000	5,883,000
Region XII - SOCCSKSARGEN	5,178,000	1,300,000	6,478,000

Regional Office - XII (LTO)	5,178,000	1,300,000	6,478,000
Region XIII - CARAGA	476,000		476,000

Regional Office - XIII	476,000		476,000
Issuance of driver’s license and permits	147,555,000	400,482,000	548,037,000

National Capital Region (NCR)	56,999,000	378,842,000	435,841,000

Central Office (LTO)		350,000,000	350,000,000
Regional office - NCR (LTO)	56,999,000	28,842,000	85,841,000
Region I - Ilocos	8,998,000	2,239,000	11,237,000

Regional office - I (LTO)	8,998,000	2,239,000	11,237,000
Cordillera Administrative Region (CAR)	229,000		229,000

Regional Office - CAR	229,000		229,000

APRIL 29, 2019	OFFICIAL GAZETTE	453
DEPARTMENT OF TRANSPORTATION

Region II - Cagayan Valley	5,940,000	1,245,000		7,185,000

Regional Office - II (LTO)	5,940,000	1,245,000		7,185,000
Region III - Central Luzon	15,473,000	1,120,000		16,593,000

Regional Office - III (LTO)	15,473,000	1,120,000		16,593,000
Region IVA - CALABARZON	13,778,000	5,225,000		19,003,000

Regional Office - IVA (LTO)	13,778,000	5,225,000		19,003,000
Region IVB - MIMAROPA	2,433,000	1,167,000		3,600,000

Regional Office - IVB (LTO)	2,433,000	1,167,000		3,600,000
Region V - Bicol	5,990,000	750,000		6,740,000

Regional Office - V (LTO)	5,990,000	750,000		6,740,000
Region VI - Western Visayas	8,317,000			8,317,000

Regional Office - VI (LTO)	8,317,000			8,317,000
Region VII - Central Visayas	4,921,000	1,775,000		6,696,000

Regional Office - VII (LTO)	4,921,000	1,775,000		6,696,000
Region VIII - Eastern Visayas	3,985,000	1,274,000		5,259,000

Regional Office - VIII (LTO)	3,985,000	1,274,000		5,259,000
Region IX - Zamboanga Peninsula	4,665,000	700,000		5,365,000

Regional Office - IX (LTO)	4,665,000	700,000		5,365,000
Region X - Northern Mindanao	5,485,000	1,697,000		7,182,000

Regional Office - X (LTO)	5,485,000	1,697,000		7,182,000
Region XI - Davao	3,296,000	2,848,000		6,144,000

Regional Office - XI (LTO)	3,296,000	2,848,000		6,144,000
Region XII - SOCCSKSARGEN	7,046,000	1,600,000		8,646,000

Regional Office - XII (LTO)	7,046,000	1,600,000		8,646,000
LAND PUBLIC TRANSPORTATION PROGRAM	169,441,000	628,448,000	1,491,282,000	2,289,171,000

Issuance of Certificate of Public Convenience, granting of permits and establishments of routes	169,441,000	181,420,000	29,282,000	380,143,000

National Capital Region (NCR)	60,469,000	110,071,000	21,748,000	192,288,000

Central Office (LTFRB)	51,530,000	92,253,000	21,512,000	165,295,000
Regional Office - NCR (LTFRB)	8,939,000	17,818,000	236,000	26,993,000

454	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilacos	10,773,000	4,025,000	2,699,000	17,497,000

Regional Office - I (LTFRB)	10,773,000	4,025,000	2,699,000	17,497,000
Region II - Cagayan Valley	9,777,000	4,721,000	76,000	14,574,000

Regional Office - II (LTFRB)	9,777,000	4,721,000	76,000	14,574,000
Region III - Central Luzon	9,562,000	7,654,000	390,000	17,606,000

Regional Office - III (LTFRB)	9,562,000	7,654,000	390,000	17,606,000
Region IVA - CALABARZON	9,532,000	8,833,000	1,435,000	19,800,000

Regional Office - IVA (LTFRB)	9,532,000	8,833,000	1,435,000	19,800,000
Region V - Bicol	7,550,000	5,182,000	320,000	13,052,000

Regional Office - V (LTFRB)	7,550,000	5,182,000	320,000	13,052,000
Region VI - Western Visayas	10,298,000	6,182,000	204,000	16,684,000

Regional Office - VI (LTFRB)	10,298,000	6,182,000	204,000	16,684,000
Region VII - Central Visayas	9,658,000	8,547,000	705,000	18,910,000

Regional Office - VII (LTFRB)	9,658,000	8,547,000	705,000	18,910,000
Region VIII - Eastern Visayas	10,055,000	5,302,000	870,000	16,227,000

Regional Office - VIII (LTFRB)	10,055,000	5,302,000	870,000	16,227,000
Region IX - Zamboanga Peninsula	9,415,000	5,087,000	188,000	14,690,000

Regional Office - IX (LTFRB)	9,415,000	5,087,000	188,000	14,690,000
Region X - Northern Mindanao	6,999,000	5,205,000	292,000	12,496,000

Regional Office - X (LTFRB)	6,999,000	5,205,000	292,000	12,496,000
Region XI - Davao	7,571,000	5,382,000	355,000	13,308,000

Regional Office - XI (LTFRB)	7,571,000	5,382,000	355,000	13,308,000
Region XII - SOCCSKSARGEN	7,782,000	5,229,000		13,011,000

Regional Office - XII (LTFRB)	7,782,000	5,229,000		13,011,000
Project(s)
Locally-Funded Project(s)		447,028,000	1,040,000,000	1,487,028,000

Road Transport IT Infrastructure Project			925,000,000	925,000,000

National Capital Region (NCR)			925,000,000	925,000,000

Central Office			925,000,000	925,000,000
PUV Modernization - Nationwide		447,028,000		447,028,000

APRIL 29, 2019	OFFICIAL GAZETTE	455
DEPARTMENT OF TRANSPORTATION

National Capital Region (NCR)				447,028,000						447,028,000

Central Office				447,028,000						447,028,000
Integrated Transport System Project								100,000,000		100,000,000

National Capital Region (NCR)								100,000,000		100,000,000

Central Office								100,000,000		100,000,000
LTO Building, Region IV-A								15,000,000		15,000,000

National Capital Region (NCR)								15,000,000		15,000,000

Central Office								15,000,000		15,000,000
Foreign-Assisted Project(s)								422,000,000		422,000,000

Cebu Bus Rapid Transit (BRT) Project								422,000,000		422,000,000

GOP Counterpart								422,000,000		422,000,000

National Capital Region (NCR)								422,000,000		422,000,000

Central Office								422,000,000		422,000,000

Sub-total, Operations		964,442,000		8,147,159,000		820,000		27,164,472,000		36,276,893,000

TOTAL NEW APPROPRIATIONS	₱	1,965,945,000	₱	10,332,740,000	₱	7,888,000	₱	41,933,869,000	₱	54,240,442,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary										1,198,913

Total Permanent Positions										1,198,913

Other Compensation Common to All
Personnel Economic Relief Allowance										88,752
Representation Allowance										17,088
Transportation Allowance										16,908
Clothing and Uniform Allowance										22,188
Mid-Year Bonus										99,909
Year End Bonus										99,909
Cash Gift										18,490
Productivity Enhancement Incentive										18,490
Step Increment										2,995

Total Other Compensation Common to All										384,729

456	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Other Compensation for Specific Groups
Magna Carta for Public Health Workers	918
Quarters Allowance	60

Total Other Compensation for Specific Groups	978

Other Benefits
PAG-IBIG Contributions	4,437
PhilHealth Contributions	13,800
Employees Compensation Insurance Premiums	4,437
Loyalty Award - Civilian	85
Terminal Leave	43,937

Total Other Benefits	66,696

Non-Permanent Positions	314,629

Total Personnel Services	1,965,945

Maintenance and Other Operating Expenses
Travelling Expenses	72,013
Training and Scholarship Expenses	471,767
Supplies and Materials Expenses	1,616,288
Utility Expenses	450,091
Communication Expenses	79,922
Awards/Rewards and Prizes	950
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,765
Professional Services	1,183,598
General Services	543,245
Repairs and Maintenance	49,771
Taxes, Insurance Premiums and Other Fees	53,542
Labor and Wages	27,331
Other Maintenance and Operating Expenses
Advertising Expenses	5,804
Printing and Publication Expenses	2,629
Representation Expenses	46,878
Transportation and Delivery Expenses	22,136
Rent/Lease Expenses	4,876,494
Membership Dues and Contributions to Organizations	6,489
Subscription Expenses	1,204
Other Maintenance and Operating Expenses	815,823

Total Maintenance and Other Operating Expenses	10,332,740

Financial Expenses
Bank Charges	7,888

Total Financial Expenses	7,888

Total Current Operating Expenditures	12,306,573

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	40,000

APRIL 29, 2019	OFFICIAL GAZETTE	457
DEPARTMENT OF TRANSPORTATION

Infrastructure Outlay	41,089,302
Buildings and Other Structures	218,000
Machinery and Equipment Outlay	74,001
Transportation Equipment Outlay	403,624
Furniture, Fixtures and Books Outlay	6,163
Other Property Plant and Equipment Outlay	102,779

Total Capital Outlays	41,933,869

TOTAL NEW APPROPRIATIONS	54,240,442

B. CIVIL AERONAUTICS BOARD

For general administration and support, and operations, as indicated hereunder	₱	152,226,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	19,657,000	₱	16,872,000	₱	5,300,000	₱	41,829,000
Operations		45,725,000		64,672,000				110,397,000

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM		22,586,000		435,000				23,021,000
AIR PASSENGER BILL OF RIGHTS PROGRAM		23,139,000		64,237,000				87,376,000

TOTAL NEW APPROPRIATIONS	₱	65,382,000	₱	81,544,000	₱	5,300,000	₱	152,226,000

Special Provision(s)

1. Reporting and Posting Requirements. The Civil Aeronautics Board (CAB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic Means for reports not covered by the URS; and

(b) CAB’s website.

The CAB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

458	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

General Management and Supervision	₱	16,778,000	₱	16,872,000	₱	5,300,000	₱	38,950,000
Administration of Personnel Benefits		2,879,000						2,879,000

Sub-total, General Administration and Support		19,657,000		16,872,000		5,300,000		41,829,000

Operations
Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare		45,725,000		64,672,000				110,397,000

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM		22,586,000		435,000				23,021,000

Air Transport policy formulation and implementation		13,155,000		145,000				13,300,000
Air Transport regulatory services		3,825,000		145,000				3,970,000
Other organizational and system improvement		5,606,000		145,000				5,751,000
AIR PASSENGER BILL OF RIGHTS PROGRAM		23,139,000		64,237,000				87,376,000

Implementation and monitoring of APBR pursuant to DOTC-DTI JAD No. 1		23,139,000		64,237,000				87,376,000

Sub-total, Operations		45,725,000		64,672,000				110,397,000

TOTAL NEW APPROPRIATIONS	₱	65,382,000	₱	81,544,000	₱	5,300,000	₱	152,226,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	34,972

Total Permanent Positions	34,972

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	630
Transportation Allowance	630
Clothing and Uniform Allowance	444
Honoraria	322
Mid-Year Bonus	2,914
Year End Bonus	2,914
Cash Gift	370
Productivity Enhancement Incentive	370
Step Increment	87

Total Other Compensation Common to All	10,457

APRIL 29, 2019	OFFICIAL GAZETTE	459
DEPARTMENT OF TRANSPORTATION

Other Benefits
PAG-IBIG Contributions	89
PhilHealth Contributions	364
Employees Compensation Insurance Premiums	89
Terminal Leave	2,879

Total Other Benefits	3,421

Other Compensation for Specific Groups
Flying Pay	16,532

Total Other Compensation for Specific Groups	16,532

Total Personnel Services	65,382

Maintenance and Other Operating Expenses
Travelling Expenses	13,500
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	2,981
Utility Expenses	3,000
Communication Expenses	4,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	44,000
General Services	2,500
Repairs and Maintenance	1,500
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	353
Representation Expenses	5,000
Rent/Lease Expenses	300
Subscription Expenses	100

Total Maintenance and Other Operating Expenses	81,544

Total Current Operating Expenditures	146,926

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,300
Furniture, Fixtures and Books Outlay	4,000

Total Capital Outlays	5,300

TOTAL NEW APPROPRIATIONS	152,226

C. MARITIME INDUSTRY AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	930,043,000

New Appropriations, by Programs

460	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	43,852,000	₱	100,328,000	₱	106,442,000	₱	250,622,000
Support to Operations		8,218,000		3,284,000				11,502,000
Operations		307,059,000		266,867,000		93,993,000		667,919,000

MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		9,613,000		1,581,000				11,194,000
MARITIME INDUSTRY REGULATORY AND SUPERVISORY PROGRAM		297,446,000		265,286,000		93,993,000		656,725,000

TOTAL NEW APPROPRIATIONS	₱	359,129,000	₱	370,479,000	₱	200,435,000	₱	930,043,000

Special Provision(s)

1. Tonnage Fees. In addition to the amounts appropriated herein, Twenty Five Million Pesos (₱25,000,000) shall be used for the promotion and development of the domestic shipping industry, enhancement of maritime safety, and promotion of the shipbuilding and ship repair industry in the country sourced from the annual tonnage fees collected by the Maritime Industry Authority (MARINA) from ship owners or operators in accordance with Section 17, Chapter VII of R.A. No. 9295.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.o. 292, s. 1987.

2. Reporting and Posting Requirements. The MARINA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) MARINA’s website.

The MARINA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,541,000	₱	100,328,000	₱	106,442,000	₱	248,311,000

National Capital Region (NCR)		41,541,000		100,328,000		106,442,000		248,311,000

Central Office		41,541,000		100,328,000		106,442,000		248,311,000

APRIL 29, 2019	OFFICIAL GAZETTE	461
DEPARTMENT OF TRANSPORTATION

Administration of Personnel Benefits	2,311,000			2,311,000

National Capital Region (NCR)	2,311,000			2,311,000

Central Office	2,311,000			2,311,000

Sub-total, General Administration and Support	43,852,000	100,328,000	106,442,000	250,622,000

Support to Operations
Implementation of the Management Information System	8,218,000	3,284,000		11,502,000

National Capital Region (NCR)	8,218,000	3,284,000		11,502,000

Central Office	8,218,000	3,284,000		11,502,000

Sub-total, Support to Operations	8,218,000	3,284,000		11,502,000

Operations	307,059,000	266,867,000	93,993,000	667,919,000

Global competitiveness of maritime industry enhanced	9,613,000	1,581,000		11,194,000

MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM	9,613,000	1,581,000		11,194,000

Formulation of policies, projects and programs for the promotion and development of the maritime industry	9,613,000	1,581,000		11,194,000

National Capital Region (NCR)	9,613,000	1,581,000		11,194,000

Central Office	9,613,000	1,581,000		11,194,000
Accessibility, safety and efficiency of maritime transport services improved	297,446,000	265,286,000	93,993,000	656,725,000

MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM	297,446,000	265,286,000	93,993,000	656,725,000

Registration and provision of authority for ships and shipyards; certification and documentation for seafarers; accreditation of training programs, faculty and other maritime enterprises	285,980,000	262,649,000	93,993,000	642,622,000

National Capital Region (NCR)	153,655,000	200,978,000	23,910,000	378,543,000

Central Office	153,655,000	200,978,000	23,910,000	378,543,000
Region I – Ilocus	7,252,000	4,950,000	421,000	12,623,000

Regional Office - I	7,252,000	4,950,000	421,000	12,623,000
Region IVA - CALABARZON	17,628,000	6,746,000	1,300,000	25,674,000

Regional Office - IVA	17,628,000	6,746,000	1,300,000	25,674,000
Region V - Bicol	8,998,000	3,078,000		12,076,000

Regional Office - V	8,998,000	3,078,000		12,076,000

462	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - Western Visayas		11,673,000		5,397,000		1,300,000		18,370,000

Regional Office - VI		11,673,000		5,397,000		1,300,000		18,370,000
Region VII - Central Visayas		17,853,000		10,609,000		1,300,000		29,762,000

Regional Office - VII		17,853,000		10,609,000		1,300,000		29,762,000
Region VIII - Eastern Visayas		15,334,000		8,251,000		56,350,000		79,935,000

Regional Office - VIII		15,334,000		8,251,000		56,350,000		79,935,000
Region IX - Zamboanga Peninsula		12,801,000		3,301,000		1,587,000		17,689,000

Regional Office - IX		12,801,000		3,301,000		1,587,000		17,689,000
Region X - Northern Mindanao		10,124,000		3,990,000				14,114,000

Regional Office - X		10,124,000		3,990,000				14,114,000
Region XI - Davao		12,325,000		7,683,000				20,008,000

Regional Office - XI		12,325,000		7,683,000				20,008,000
Region XII - SOCCSKSARGEN		9,935,000		3,823,000				13,758,000

Regional Office - XII		9,935,000		3,823,000				13,758,000
Region XIII - CARAGA		8,402,000		3,843,000		7,825,000		20,070,000

Regional Office - XIII		8,402,000		3,843,000		7,825,000		20,070,000
Monitoring and enforcement of maritime laws and regulations		11,466,000		2,637,000				14,103,000

National Capital Region (NCR)		11,466,000		2,637,000				14,103,000

Central Office		11,466,000		2,637,000				14,103,000

Sub-total, Operations		307,059,000		266,867,000		93,993,000		667,919,000

TOTAL NEW APPROPRIATIONS	₱	359,129,000	₱	370,479,000	₱	200,435,000	₱	930,043,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	273,430

Total Permanent Positions	273,430

APRIL 29, 2019	OFFICIAL GAZETTE	463
DEPARTMENT OF TRANSPORTATION

Other Compensation Common to All
Personnel Economic Relief Allowance	14,112
Representation Allowance	4,686
Transportation Allowance	4,686
Clothing and Uniform Allowance	3,528
Mid-Year Bonus	22,786
Year End Bonus	22,786
Cash Gift	2,940
Productivity Enhancement Incentive	2,940
Step Increment	683

Total Other Compensation Common to All	79,147

Other Benefits
PAG-IBIG Contributions	706
PhilHealth Contributions	2,829
Employees Compensation Insurance Premiums	706
Terminal Leave	2,311

Total Other Benefits	6,552

Total Personnel Services	359,129

Maintenance and Other Operating Expenses
Travelling Expenses	46,704
Training and Scholarship Expenses	35,551
Supplies and Materials Expenses	40,369
Utility Expenses	32,370
Communication Expenses	15,070
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	600
Extraordinary and Miscellaneous Expenses	2,762
Professional Services	3,677
General Services	26,408
Repairs and Maintenance	3,252
Taxes, Insurance Premiums and Other Fees	1,693
Labor and Wages	33,220
Other Maintenance and Operating Expenses
Advertising Expenses	1,206
Printing and Publication Expenses	62,267
Representation Expenses	17,454
Transportation and Delivery Expenses	520
Rent/Lease Expenses	45,928
Membership Dues and Contributions to Organizations	172
Subscription Expenses	1,141
Other Maintenance & Other Expenses	115

Total Maintenance and Other Operating Expenses	370,479

Total Current Operating Expenditures	729,608

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	122,265
Machinery and Equipment Outlay	70,962
Transportation Equipment Outlay	6,500

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GENERAL APPROPRIATIONS ACT, FY 2019

Furniture, Fixtures and Books Outlay	708

Total Capital Outlays	200,435

TOTAL NEW APPROPRIATIONS	930,043

D. OFFICE OF TRANSPORTATION COOPERATIVES

For general administration and support and operations, as indicated hereunder	₱	37,555,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	10,973,000	₱	6,296,000		₱	17,269,000
Operations		10,822,000		9,464,000			20,286,000

TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM		10,822,000		9,464,000			20,286,000

TOTAL NEW APPROPRIATIONS	₱	21,795,000	₱	15,760,000		₱	37,555,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of Transportation Cooperatives (OTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic Means for reports not covered by the URS; and

(b)	OTC’s website.

The OTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,973,000	₱	6,296,000		₱	17,269,000

Sub-total, General Administration and Support		10,973,000		6,296,000			17,269,000

APRIL 29, 2019	OFFICIAL GAZETTE	465
DEPARTMENT OF TRANSPORTATION

Operations
Transportation Cooperatives Developed		10,822,000		9,464,000		20,286,000

TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM		10,822,000		9,464,000		20,286,000

Transportation Cooperative Promotion and Accreditation Services		4,629,000		3,759,000		8,388,000
Transportation Cooperative Development Services		6,193,000		5,705,000		11,898,000

Sub-total, Operations		10,822,000		9,464,000		20,286,000

TOTAL NEW APPROPRIATIONS	₱	21,795,000	₱	15,760,000	₱	37,555,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,530

Total Permanent Positions	16,530

Other Compensation Common to All
Personnel Economic Relief Allowance	864
Representation Allowance	390
Transportation Allowance	390
Clothing and Uniform Allowance	216
Mid-Year Bonus	1,378
Year End Bonus	1,378
Cash Gift	180
Productivity Enhancement Incentive	180
Step Increment	42

Total Other Compensation Common to All	5,018

Other Benefits
PAG-IDIG Contributions	43
PhilHealth Contributions	161
Employees Compensation Insurance Premiums	43

Total Other Benefits	247

Total Personnel Services	21,795

Maintenance and Other Operating Expenses
Travelling Expenses	856
Training and Scholarship Expenses	500
Supplies and Materials Expenses	550

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GENERAL APPROPRIATIONS ACT, FY 2019

Utility Expenses	686
Communication Expenses	250
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	4,724
General Services	200
Repairs and Maintenance	150
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	100
Rent/Lease Expenses	7,384

Total Maintenance and Other Operating Expenses	15,760

Total Current Operating Expenditures	37,555

TOTAL NEW APPROPRIATIONS	37,555

E. OFFICE FOR TRANSPORTATION SECURITY

For general administration and support, and operations, as indicated hereunder	₱	349,049,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,898,000	₱	7,775,000	₱	255,001,000	₱	293,674,000
Operations		52,209,000		3,166,000				55,375,000

TRANSPORTATION SECURITY PROGRAM		52,209,000		3,166,000				55,375,000

TOTAL NEW APPROPRIATIONS	₱	83,107,000	₱	10,941,000	₱	255,001,000	₱	349,049,000

Special Provision(s)

1. Aviation Security Fees. In addition to the amounts appropriated herein, One Billion Two Hundred Eighty Nine Million Three Hundred Eighty Seven Thousand Pesos (₱1,289,387,000) shall be used for the operating requirements of the National Civil Aviation Security Committee sourced from the collections of aviation security fees in accordance with LOI No. 414-A dated June 17, 1976, as amended.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. 292, s. 1987.

2. Reporting and Posting Requirements. The Office for Transportation Security (OTS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	OTS’ website.

The OTS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

APRIL 29, 2019	OFFICIAL GAZETTE	467
DEPARTMENT OF TRANSPORTATION

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,898,000	₱	7,775,000	₱	255,001,000	₱	293,674,000

Sub-total, General Administration and Support		30,898,000		7,775,000		255,001,000		293,674,000

Operations
Transportation systems secured		52,209,000		3,166,000				55,375,000

TRANSPORTATION SECURITY PROGRAM		52,209,000		3,166,000				55,375,000

Assessment of the risk vulnerability of transport facilities and infrastructure and issuance of threat advisories		18,857,000		1,325,000				20,182,000
Evaluation of capability of transport security trainors and personnel and accreditation of transport security training institutions for issuance of compliance certificates		4,365,000		69,000				4,434,000
Policy formulation and development		2,594,000		509,000				3,103,000
Audit compliance/non-compliance to security programs and plans		12,845,000		632,000				13,477,000
Evaluation of security plans for issuance of compliance certificates		13,548,000		631,000				14,179,000

Sub-total, Operations		52,209,000		3,166,000				55,375,000

TOTAL NEW APPROPRIATIONS	₱	83,107,000	₱	10,941,000	₱	255,001,000	₱	349,049,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,580

468	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Total Permanent Positions	62,580

Other Compensation Common to All
Personnel Economic Relief Allowance	2,664
Representation Allowance	1,188
Transportation Allowance	1,188
Clothing and Uniform Allowance	666
Mid-Year Bonus	5,214
Year End Bonus	5,214
Cash Gift	555
Productivity Enhancement Incentive	555
Step Increment	157

Total Other Compensation Common to All	17,401

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	258

Total Other Compensation for Specific Groups	258

Other Benefits
PAG-IBIG Contributions	133
PhilHealth Contributions	623
Employees Compensation Insurance Premiums	133
Loyalty Award - Civilian	80
Terminal Leave	1,899

Total Other Benefits	2,868

Total Personnel Services	83,107

Maintenance and Other Operating Expenses
Travelling Expenses	3,106
Training and Scholarship Expenses	116
Supplies and Materials Expenses	1,001
Communication Expenses Confidential, Intelligence and Extraordinary Expenses	205
Confidential Expenses	1,076
Extraordinary and Miscellaneous Expenses	71
Professional Services	2,442
General Services	498
Repairs and Maintenance	727
Other Maintenance and Operating Expenses
Advertising Expenses	19
Printing and Publication Expenses	26
Representation Expenses	743
Rent/Lease Expenses	45
Other Maintenance and Operating Expenses	866

Total Maintenance and Other Operating Expenses	10,941

Total Current Operating Expenditures	94,048

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	255,001

APRIL 29, 2019	OFFICIAL GAZETTE	469
DEPARTMENT OF TRANSPORTATION

Total Capital Outlays	255,001

TOTAL NEW APPROPRIATIONS	349,049

F. PHILIPPINE COAST GUARD

For general administration and support, support to operations, and operations including locally-funded projects, as indicated hereunder	₱	11,924,830,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	2,070,850,000	₱	699,584,000	₱	449,946,000	₱	3,220,380,000
Support to Operations		1,125,257,000		102,560,000				1,227,817,000
Operations		4,402,766,000		1,886,503,000		1,187,364,000		7,476,633,000

MARITIME SEARCH AND RESCUE PROGRAM		874,803,000		160,774,000		58,500,000		1,094,077,000
MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM		1,848,965,000		1,446,321,000		696,400,000		3,991,686,000
MARITIME ENVIRONMENTAL PROTECTION PROGRAM		932,459,000		39,487,000				971,946,000
MARITIME SAFETY PROGRAM		746,539,000		239,921,000		432,464,000		1,418,924,000

TOTAL NEW APPROPRIATIONS	₱	7,598,873,000	₱	2,688,647,000	₱	1,637,310,000	₱	11,924,830,000

Special Provision(s)

1. Rice Subsidy. The amount of Sixty Six Million One Hundred Fifteen Thousand Pesos (₱66,115,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of Philippine Coast Guard (PCG).

2. Reporting and Posting Requirements. The PCG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCG’s website.

The PCG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,061,643,000	₱	699,584,000	₱	449,946,000	₱	2,211,173,000
Administration of Personnel Benefits		1,009,207,000						1,009,207,000

Sub-total, General Administration and Support		2,070,850,000		699,584,000		449,946,000		3,220,380,000

Support to Operations
Conduct Coast Guard Training Courses		1,125,257,000		102,560,000				1,227,817,000

Sub-total, Support to Operations		1,125,257,000		102,560,000				1,227,817,000

Operations
Maritime violations, incidents, and marine pollution reduced		4,402,766,000		1,886,503,000		1,187,364,000		7,476,633,000

MARITIME SEARCH AND RESCUE PROGRAM		874,803,000		160,774,000		58,500,000		1,094,077,000

Maritime search and rescue operations		447,817,000		140,416,000		58,500,000		646,733,000
Disaster response operations		426,986,000		20,358,000				447,344,000
MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM		1,848,965,000		1,446,321,000		696,400,000		3,991,686,000

Operate the National Coast Watch Center		17,190,000		7,529,000				24,719,000
Shore operations		856,164,000		135,793,000				991,957,000
Sea based operations		975,611,000		1,302,999,000		696,400,000		2,975,010,000
MARINE ENVIRONMENTAL PROTECTION PROGRAM		932,459,000		39,487,000				971,946,000

Site inspections		400,674,000		5,935,000				406,609,000
Site recovery activities		364,252,000		9,576,000				373,828,000
Enforce laws, rules and regulations for the protection of marine environment		167,533,000		23,976,000				191,509,000
MARITIME SAFETY PROGRAM		746,539,000		239,921,000		432,464,000		1,418,924,000

Salvage operations		146,885,000		29,461,000				176,346,000
Provision of aids to navigation, vessel traffic system and maritime communications		228,175,000		29,546,000				257,721,000
Enforce flag and port state control inspections		223,305,000		172,713,000		191,101,000		587,119,000
Enforce salvage regulations		148,174,000		5,840,000				154,014,000
Project(s)
Locally-Funded Project(s)				2,361,000		241,363,000		243,724,000

Pasig River Ferry Convergence Program				2,361,000		78,463,000		80,824,000

APRIL 29, 2019	OFFICIAL GAZETTE	471
DEPARTMENT OF TRANSPORTATION

Construction of Maritime Buoy Base						42,900,000		42,900,000
Installation of Lighted Ocean Buoys						120,000,000		120,000,000

Sub-total, Operations		4,402,766,000		1,886,503,000		1,187,364,000		7,476,633,000

TOTAL NEW APPROPRIATIONS	₱	7,598,873,000	₱	2,688,647,000	₱	1,637,310,000	₱	11,924,830,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	68,966

Total Permanent Positions	68,966

Other Compensation Common to All
Personnel Economic Relief Allowance	9,144
Clothing and Uniform Allowance	2,286
Mid-Year Bonus - Civilian	5,747
Year End Bonus	5,747
Cash Gift	1,905
Productivity Enhancement Incentive	1,905
Step Increment	172

Total Other Compensation Common to All	26,906

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	14,477
Special Hardship Allowance	295

Total Other Compensation for Specific Groups	14,772

Other Benefits
PAG-IBIG Contributions	457
PhilHealth Contributions	934
Employees Compensation Insurance Premiums	457
Retirement Gratuity	3,543
Terminal Leave	5,032

Total Other Benefits	10,423

Non-Permanent Positions	2,812

Total Civilian Personnel	123,879

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GENERAL APPROPRIATIONS ACT, FY 2019

Military/Uniformed Personnel
Basic Pay
Base Pay	3,820,389

Total Basic Pay	3,820,389

Other Compensation Common to All
Personnel Economic Relief Allowance	252,234
Clothing/ Uniform Allowance	75,339
Subsistence Allowance	606,489
Laundry Allowance	4,233
Quarters Allowance	56,255
Longevity Pay	436,854
Mid-Year Bonus - Military/Uniformed Personnel	330,938
Year-end Bonus	330,943
Cash Gift	53,750
Productivity Enhancement Incentive	53,750

Total Other Compensation Common to All	2,200,785

Other Compensation for Specific Groups
High Risk Duty Pay	2,635
Hazardous Duty Pay	133,008
Flying Pay	29,283
Overseas Allowance	15,150
Sea Duty Pay	126,270
Hazard Duty Pay	69,662
Instructor’s Duty Pay	38,966
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	797,893

Total Other Compensation for Specific Groups	1,212,867

Other Benefits
Special Group Term Insurance	774
PAG-IBIG Contributions	12,902
PhilHealth Contributions	24,538
Retirement Gratuity	86,249
Terminal Leave	116,490

Total Other Benefits	240,953

Total Military/Uniformed Personnel	7,474,994

Total Personnel Services	7,598,873

Maintenance and Other Operating Expenses
Travelling Expenses	38,774
Training and Scholarship Expenses	70,584
Supplies and Materials Expenses	1,827,530
Utility Expenses	75,706
Communication Expenses	93,817
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	29
Intelligence Expenses	10,000

APRIL 29, 2019	OFFICIAL GAZETTE	473
DEPARTMENT OF TRANSPORTATION

Professional Services	1,247
General Services	45
Repairs and Maintenance	356,183
Financial Assistance/Subsidy	66,115
Taxes, Insurance Premiums and Other Fees	48,058
Labor and Wages	5,095
Other Maintenance and Operating Expenses
Advertising Expenses	708
Printing and Publication Expenses	3,081
Representation Expenses	76,566
Transportation and Delivery Expenses	1,490
Rent/Lease Expenses	10,416
Membership Dues and Contributions to Organizations	21
Subscription Expenses	260
Other Maintenance and Operating Expenses	2,922

Total Maintenance and Other Operating Expenses	2,688,647

Total Current Operating Expenditures	10,287,520

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	57,183
Buildings and Other Structures	363,000
Machinery and Equipment Outlay	710,827
Transportation Equipment Outlay	386,300
Other Property, Plant and Equipment Outlay	120,000

Total Capital Outlays	1,637,310

TOTAL NEW APPROPRIATIONS	11,924,830

G. TOLL REGULATORY BOARD

For general administration and support, and operations, as indicated hereunder	₱	35,152,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	7,386,000	₱	8,509,000	₱	2,866,000	₱	18,761,000
Operations		9,246,000		6,936,000		209,000		16,391,000

TOLL REGULATORY PROGRAM		9,246,000		6,936,000		209,000		16,391,000

TOTAL NEW APPROPRIATIONS	₱	16,632,000	₱	15,445,000	₱	3,075,000	₱	35,152,000

Special Provision(s)

1. Reporting and Posting Requirements. The Toll Regulatory Board (TRB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

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(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) TRB’s website.

The TRB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	7,386,000	₱	8,509,000	₱	2,866,000	₱	18,761,000

Sub-total, General Administration and Support		7,386,000		8,509,000	₱	2,866,000		18,761,000

Operations
Toll regulatory services improved		9,246,000		6,936,000		209,000		16,391,000

TOLLWAY REGULATORY PROGRAM		9,246,000		6,936,000		209,000		16,391,000

Evaluation and granting of tollway franchise and/or tollway operation permit/certificates		1,160,000		1,490,000				2,650,000
Regulation and examination of tollway operations and maintenance		4,154,000		1,792,000		209,000		6,155,000
Regulation and construction supervision of tollways, toll facilities and BOT projects		3,298,000		2,839,000				6,137,000
Toll rate setting and adjustment		634,000		815,000				1,449,000

Sub-total, Operations		9,246,000		6,936,000		209,000		16,391,000

TOTAL NEW APPROPRIATIONS	₱	16,632,000	₱	15,445,000	₱	3,075,000	₱	35,152,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

APRIL 29, 2019	OFFICIAL GAZETTE	475
DEPARTMENT OF TRANSPORTATION

Permanent Positions
Basic Salary	12,752

Total Permanent Positions	12,752

Other Compensation Common to All
Personnel Economic Relief Allowance	648
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	162
Mid-Year loans	1,063
Year End Bonus	1,063
Cash Gift	135
Productivity Enhancement Incentive	135
Step Increment	32

Total Other Compensation Common to All	3,682

Other Benefits
PAG-IBIG Contributions	32
PhilHealth Contributions	134
Employees Compensation Insurance Premiums	32

Total Other Benefits	198

Total Personnel Services	16,632

Maintenance and Other Operating Expenses
Travelling Expenses	525
Training and Scholarship Expenses	420
Supplies and Materials Expenses	1,146
Utility Expenses	425
Communication Expenses	464
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	5,200
General Services	1,855
Repairs and Maintenance	385
Taxes, Insurance Premiums and Other Fees	154
Other Maintenance and Operating Expenses
Representation Expenses	260
Rent/Lease Expenses	4,468
Subscription Expenses	25

Total Maintenance and Other Operating Expenses	15,445

Total Current Operation Expenditures	32,077

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,763
Transportation Equipment Outlay	1,300
Intangible Assets Outlay	12

Total Capital Outlays	3,075

TOTAL NEW APPROPRIATIONS	35,152

476	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

DEPARTMENT OF TRANSPORTATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,965,945,000	₱	10,332,740,000	₱	7,888,000	₱	41,933,869,000	₱	54,240,442,000
B. CIVIL AERONAUTICS BOARD		65,382,000		81,544,000				5,300,000		152,226,000
C. MARITIME INDUSTRY AUTHORITY		359,129,000		370,479,000				200,435,000		930,043,000
D. OFFICE OF TRANSPORTATION COOPERATIVES		21,795,000		15,760,000						37,555,000
E. OFFICE FOR TRANSPORTATION SECURITY		83,107,000		10,941,000				255,001,000		349,049,000
F. PHILIPPINE COAST GUARD		7,598,873,000		2,688,647,000				1,637,310,000		11,924,830,000
G. TOLL REGULATORY BOARD		16,632,000		15,445,000				3,075,000		35,152,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF TRANSPORTATION	₱	10,110,863,000	₱	13,515,556,000	₱	7,888,000	₱	44,034,990,000	₱	67,669,297,000

APRIL 29, 2019	OFFICIAL GAZETTE	477
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

XXV. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE DIRECTOR-GENERAL

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,538,187,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	278,766,000	₱	103,111,000	₱	64,722,000	₱	446,599,000
Support to Operations		43,190,000		17,088,000		49,991,000		110,269,000
Operations		521,283,000		460,036,000				981,319,000

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM		260,038,000		342,635,000				602,673,000
NATIONAL INVESTMENT PROGRAMMING PROGRAM		134,520,000		24,533,000				159,053,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM		126,725,000		92,868,000				219,593,000

TOTAL NEW APPROPRIATIONS	₱	843,239,000	₱	580,235,000	₱	114,713,000	₱	1,538,187,000

Special Provision(s)

1. Build-Operate-Transfer and Official Development Assistance. The NEDA shall evaluate build-operate-transfer and official development assistance loan-funded projects to determine their technical, financial, economic and social viability.

2. Appropriations for Regional Development Councils. The amount appropriated herein for the Regional Development Councils (RDCs) shall be allocated among, and directly released to, the fifteen (15) RDCs to be used for their operations, including the monitoring of development projects undertaken by agencies and special development authorities in their respective regions.

3. Public Investment Program. The NEDA shall submit a copy of the Public Investment Program (PIP) and its updates, including an explanatory chapter describing the PIP formulation or updating process, criteria for inclusion of programs and projects, and information on the implementation readiness and mode of implementation or financing which can be through local funds, Official Development Assistance, Public-Private Partnership, or other viable implementation or financing options, to the House Committee on Appropriations, Senate Committee on Finance, and Committees on Economic Affairs of both Houses of Congress.

4. Gross National Happiness. The NEDA shall ensure that the implementation of projects and activities authorized under this Act should contribute towards the improvement of the level of happiness in the country as measured through the four pillars of the Bhutanese concept of gross national happiness - good governance, sustainable socio-economic development, preservation and promotion of culture, and environmental conservation.

5. Policy on Income Loss. In pursuing the work plan for the National Evaluation Policy Framework (NEDA-DBM JMC 2015-01) and to support a more rational assessment of program outcomes and costs, the NEDA Secretary shall include work plans on access to income and livelihood restoration support for families who experience negative incomes shocks as a result of: (a) infrastructure projects, court-ordered evictions and demolitions; and (b) regulations such as those intended to protect forests, to restore fish stocks and to keep fisherfolk and fishing vessels safe as typhoons approach.

6. Debt Audit. The debt audit mentioned in Section 100 of the General Provisions of this Act shall proceed to a second stage, which shall focus on reviewing the institutional reforms that are being undertaken to ensure the prudence of decisions that commit the Philippine Government to new indebtedness. The relevant executive agencies shall work with the Senate Committee an Economic Reforms with a view to articulating and gaining legislative support for such reforms.

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GENERAL APPROPRIATIONS ACT, FY 2019

7. Mainstreaming Climate Change Adaptation and Mitigation into National and Regional Plans. The NEDA shall continue to mainstream climate change adaptation and mitigation, and disaster risk reduction and management in national and regional development plans.

8. Reporting and Posting Requirements. The NEDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NEDA’s website.

The NEDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	270,605,000	₱	101,551,000	₱	64,722,000	₱	436,878,000

National Capital Region (NCR)		114,278,000		38,725,000		39,706,000		192,709,000

Central Office		114,278,000		38,725,000		39,706,000		192,709,000
Region I - Ilocos		11,478,000		3,623,000		565,000		15,666,000

Regional Office - I		11,478,000		3,623,000		565,000		15,666,000
Cordillera Administrative Region (CAR)		11,865,000		3,291,000		2,970,000		18,126,000

Regional Office - CAR		11,865,000		3,291,000		2,970,000		18,126,000
Region II - Cagayan Valley		7,761,000		3,589,000				11,350,000

Regional Office - II		7,761,000		3,589,000				11,350,000
Region III - Central Luzon		7,899,000		4,814,000		1,300,000		14,013,000

Regional Office - III		7,899,000		4,814,000		1,300,000		14,013,000
Region IVA - CALABARZON		10,028,000		3,152,000		1,000,000		14,180,000

Regional Office - IVA		10,028,000		3,152,000		1,000,000		14,180,000
Region IVB - MIMAROPA		8,557,000		4,412,000		3,660,000		16,629,000

Regional Office - IVB		8,557,000		4,412,000		3,660,000		16,629,000
Region V - Dicol		11,586,000		2,798,000		2,200,000		16,584,000

Regional Office - V		11,586,000		2,798,000		2,200,000		16,584,000

APRIL 29, 2019	OFFICIAL GAZETTE	479
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region VI - Western Visayas	9,186,000	2,574,000	3,220,000	14,980,000

Regional Office - VI	9,186,000	2,574,000	3,220,000	14,980,000
Region VII - Central Visayas	10,420,000	4,893,000	2,200,000	17,513,000

Regional Office - VII	10,420,000	4,893,000	2,200,000	17,513,000
Region VIII - Eastern Visayas	11,417,000	4,280,000		15,697,000

Regional Office - VIII	11,417,000	4,280,000		15,697,000
Region IX - Zamboanga Peninsula	10,863,000	6,475,000	3,695,000	21,033,000

Regional Office - IX	10,863,000	6,475,000	3,695,000	21,033,000
Region X - Northern Mindanao	12,676,000	2,997,000		15,673,000

Regional Office - X	12,676,000	2,997,000		15,673,000
Region XI - Davao	11,193,000	7,140,000		18,333,000

Regional Office - XI	11,193,000	7,140,000		18,333,000
Region XII - SOCCSKSARGEN	11,201,000	4,452,000	3,800,000	19,453,000

Regional Office - XII	11,201,000	4,452,000	3,800,000	19,453,000
Region XIII - CARAGA	10,197,000	4,336,000	406,000	14,939,000

Regional Office - XIII	10,197,000	4,336,000	406,000	14,939,000
Legislative liaison services	4,126,000	780,000		4,906,000

National Capital Region (NCR)	4,126,000	780,000		4,906,000

Central Office	4,126,000	780,000		4,906,000
Human resource development		780,000		780,000

National Capital Region (NCR)		780,000		780,000

Central Office		780,000		780,000
Administration of Personnel Benefits	4,035,000			4,035,000

National Capital Region (NCR)	1,527,000			1,527,000

Central Office	1,527,000			1,527,000
Region VI - Western Visayas	428,000			428,000

Regional Office - VI	428,000			428,000
Region X - Northern Mindanao	2,080,000			2,080,000

Regional Office - X	2,080,000			2,080,000

Sub-total, General Administration and Support	278,766,000	103,111,000	64,722,000	446,599,000

480	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations
Internal planning and management services	8,053,000	3,305,000		11,358,000

National Capital Region (NCR)	8,053,000	3,305,000		11,358,000

Central Office	8,053,000	3,305,000		11,358,000
Public relations, multimedia development, and knowledge management	13,959,000	3,967,000		17,926,000

National Capital Region (NCR)	13,959,000	3,967,000		17,926,000

Central Office	13,959,000	3,967,000		17,926,000
Internal information and communications technology (ICT) services	10,685,000	2,082,000		12,767,000

National Capital Region (NCR)	10,685,000	2,082,000		12,767,000

Central Office	10,685,000	2,082,000		12,767,000
Legal services	10,493,000	2,938,000		13,431,000

National Capital Region (NCR)	10,493,000	2,938,000		13,431,000

Central Office	10,493,000	2,938,000		13,431,000
Project(s)
Locally-Funded Project(s)		4,796,000	49,991,000	54,787,000

Repair and Renovation of Building			42,100,000	42,100,000

Region V - Bicol			42,100,000	42,100,000

Regional Office - V			42,100,000	42,100,000
Construction of Water Tank Tower, Transformer Rack and Power House			680,000	680,000

Region VIII - Eastern Visayas			680,000	680,000

Regional Office - VIII			680,000	680,000
Implementation of the Management Information System-NEDA Information Network Project, Phase IV		4,796,000	7,211,000	12,007,000

National Capital Region (NCR)		4,796,000	7,211,000	12,007,000

Central Office		4,796,000	7,211,000	12,007,000

Sub-total, Support to Operations	43,190,000	17,088,000	49,991,000	110,269,000

Operations
Sound economic and development management effected	521,283,000	460,036,000		981,319,000

APRIL 29, 2019	OFFICIAL GAZETTE	481
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM	260,038,000	342,635,000	602,673,000

Coordination of Formulation and Updating of National, Inter-regional, Regional and Sectoral Socio-economic, Physical and Development Policies and Plans	141,888,000	30,836,000	172,724,000

National Capital Region (NCR)	68,646,000	23,740,000	92,386,000

Central Office	68,646,000	23,740,000	92,386,000
Region I - Ilocos	5,353,000	683,000	6,036,000

Regional Office - I	5,353,000	683,000	6,036,000
Cordillera Administrative Region (CAR)	5,325,000	559,000	5,884,000

Regional Office - CAR	5,325,000	559,000	5,884,000
Region II - Cagayan Valley	4,412,000	110,000	4,522,000

Regional Office - II	4,412,000	110,000	4,522,000
Region III - Central Luzon	4,019,000	312,000	4,331,000

Regional Office - III	4,019,000	312,000	4,331,000
Region IVA - CALABARZON	3,440,000	872,000	4,312,000

Regional Office - IVA	3,440,000	872,000	4,312,000
Region IVB - MIMAROPA	2,569,000	1,516,000	4,085,000

Regional Office - IVB	2,569,000	1,516,000	4,085,000
Region V - Bicol	5,323,000	192,000	5,515,000

Regional Office - V	5,323,000	192,000	5,515,000
Region VI - Western Visayas	5,384,000	260,000	5,644,000

Regional Office - VI	5,384,000	260,000	5,644,000
Region VII - Central Visayas	4,673,000	350,000	5,023,000

Regional Office - VII	4,673,000	350,000	5,023,000
Region VIII - Eastern Visayas	3,988,000	619,000	4,607,000

Regional Office - VIII	3,988,000	619,000	4,607,000
Region IX - Zamboanga Peninsula	7,010,000	430,000	7,440,000

Regional Office - IX	7,010,000	430,000	7,440,000
Region X - Northern Mindanao	5,597,000	442,000	6,039,000

Regional Office - X	5,597,000	442,000	6,039,000

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Region XI - Davao	5,395,000	261,000	5,656,000

Regional Office - XI	5,395,000	261,000	5,656,000
Region XII - SOCCSKSARGEN	5,429,000	267,000	5,696,000

Regional Office - XII	5,429,000	267,000	5,696,000
Region XIII - CARAGA	5,325,000	223,000	5,548,000

Regional Office - XIII	5,325,000	223,000	5,548,000
Provision of Technical and Secretariat Support Services to the NEDA Board and its Committees and other Inter-Agency Committees	10,155,000	111,274,000	121,429,000

National Capital Region (NCR)	10,155,000	110,621,000	120,776,000

Central Office	10,155,000	110,621,000	120,776,000
Region III - Central Luzon		20,000	20,000

Regional Office - III		20,000	20,000
Region IVB - MIMAROPA		80,000	80,000

Regional Office - IVB		80,000	80,000
Region V - Bicol		80,000	80,000

Regional Office - V		80,000	80,000
Region VI - Western Visayas		80,000	80,000

Regional Office - VI		80,000	80,000
Region IX - Zamboanga Peninsula		83,000	83,000

Regional Office - IX		83,000	83,000
Region XI - Davao		230,000	230,000

Regional Office - XI		230,000	230,000
Region XII - SOCCSKSARGEN		80,000	80,000

Regional Office - XII		80,000	80,000
Provision of Support Services to Regional Development Councils	5,415,000	68,440,000	73,855,000

National Capital Region (NCR)		918,000	918,000

Central Office		918,000	918,000
Region I - Ilocos	150,000	3,459,000	3,609,000

Regional Development Council - I	150,000	3,459,000	3,609,000

APRIL 29, 2019	OFFICIAL GAZETTE	483
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Cordillera Administrative Region (CAR)	507,000	15,770,000	16,277,000

Regional Office - CAR		45,000	45,000
Regional Development Council - CAR	507,000	15,725,000	16,232,000
Region II - Cagayan Valley	476,000	3,692,000	4,168,000

Regional Office - II		50,000	50,000
Regional Development Council - II	476,000	3,642,000	4,118,000
Region III - Central Luzon	400,000	3,025,000	3,425,000

Regional Office - III		25,000	25,000
Regional Development Council - III	400,000	3,000,000	3,400,000
Region IVA - CALABARZON	150,000	5,348,000	5,498,000

Regional Office - IVA		89,000	89,000
Regional Development Council - IVA	150,000	5,259,000	5,409,000
Region IVB - MIMAROPA	250,000	3,478,000	3,728,000

Regional Office - IVB		57,000	57,000
Regional Development Council - IVB	250,000	3,421,000	3,671,000
Region V - Bicol	450,000	3,739,000	4,189,000

Regional Office - V		73,000	73,000
Regional Development Council - V	450,000	3,666,000	4,116,000
Region VI - Western Visayas	303,000	3,407,000	3,710,000

Regional Office - VI		38,000	38,000
Regional Development Council - VI	303,000	3,369,000	3,672,000
Region VII - Central Visayas	350,000	3,955,000	4,305,000

Regional Development Council - VII	350,000	3,955,000	4,305,000
Region VIII - Eastern Visayas	585,000	4,093,000	4,678,000

Regional Office - VIII		169,000	169,000
Regional Development Council - VIII	585,000	3,924,000	4,509,000
Region IX - Zamboanga Peninsula	882,000	3,600,000	4,482,000

Regional Office - IX		164,000	164,000
Regional Development Council - IX	882,000	3,436,000	4,318,000

484	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao	150,000	3,474,000	3,624,000

Regional Office - X		102,000	102,000
Regional Development Council - X	150,000	3,372,000	3,522,000
Region XI - Davao	150,000	3,514,000	3,664,000

Regional Office - XI		50,000	50,000
Regional Development Council - XI	150,000	3,464,000	3,614,000
Region XII - SOCCSKSARGEN	462,000	3,488,000	3,950,000

Regional Office - XII		30,000	30,000
Regional Development Council - XII	462,000	3,458,000	3,920,000
Region XIII - CARAGA	150,000	3,480,000	3,630,000

Regional Office - XIII		80,000	80,000
Regional Development Council - XIII	150,000	3,400,000	3,550,000
Provision of Advisory Services and Assistance to the President, Cabinet, Congress, Inter-Agency Bodies, and other Government Entities and Instrumentalities on Socio-Economic and Development Matters	102,580,000	12,085,000	114,665,000

National Capital Region (NCR)	29,598,000	8,622,000	38,220,000

Central Office	29,598,000	8,622,000	38,220,000
Region I - Ilocos	5,409,000	407,000	5,816,000

Regional Office - I	5,409,000	407,000	5,816,000
Cordillera Administrative Region (CAR)	5,691,000	282,000	5,973,000

Regional Office - CAR	5,691,000	282,000	5,973,000
Region II - Cagayan Valley	4,949,000	78,000	5,027,000

Regional Office - II	4,949,000	78,000	5,027,000
Region III - Central Luzon	4,990,000	262,000	5,252,000

Regional Office - III	4,990,000	262,000	5,252,000
Region IVA - CALABARZON	5,304,000	643,000	5,947,000

Regional Office - IVA	5,304,000	643,000	5,947,000
Region IVB - MIMAROPA	3,254,000	124,000	3,378,000

Regional Office - IVB	3,254,000	124,000	3,378,000
Region V - Bicol	4,931,000	242,000	5,173,000

Regional Office - V	4,931,000	242,000	5,173,000

APRIL 29, 2019	OFFICIAL GAZETTE	485
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region VI - Western Visayas	5,432,000	178,000	5,610,000

Regional Office - VI	5,432,000	178,000	5,610,000
Region VII - Central Visayas	5,529,000	420,000	5,949,000

Regional Office - VII	5,529,000	420,000	5,949,000
Region VIII - Eastern Visayas	4,994,000	388,000	5,382,000

Regional Office - VIII	4,994,000	388,000	5,382,000
Region IX - Zamboanga Peninsula	3,105,000	155,000	3,260,000

Regional Office - IX	3,105,000	155,000	3,260,000
Region X - Northern Mindanao	5,115,000	74,000	5,189,000

Regional Office - X	5,115,000	74,000	5,189,000
Region XI - Davao	5,410,000	90,000	5,500,000

Regional Office - XI	5,410,000	90,000	5,500,000
Region XII - SOCCSKSARGEN	5,286,000	45,000	5,331,000

Regional Office - XII	5,286,000	45,000	5,331,000
Region XIII - CARAGA	3,583,000	75,000	3,658,000

Regional Office - XIII	3,583,000	75,000	3,658,000
Project(s)
Locally-Funded Project(s)		120,000,000	120,000,000

Project Development and Other Related Studies Fund		120,000,000	120,000,000

National Capital Region (NCR)		120,000,000	120,000,000

Central Office		120,000,000	120,000,000
NATIONAL INVESTMENT PROGRAMMING PROGRAM	134,520,000	24,533,000	159,053,000

Provision of Technical and Secretariat Support Services to the Investment Coordination Committee and the Infrastructure Committee	6,073,000	636,000	6,709,000

National Capital Region (NCR)	6,073,000	636,000	6,709,000

Central Office	6,073,000	636,000	6,709,000
Coordination of the Formulation and Updating of Public Investment Programs	102,038,000	9,384,000	111,422,000

National Capital Region (NCR)	30,240,000	4,334,000	34,574,000

Central Office	30,240,000	4,334,000	34,574,000

486	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region I - Ilocos	5,373,000	344,000	5,717,000

Regional Office - I	5,373,000	344,000	5,717,000
Cordillera Administrative Region (CAR)	5,442,000	260,000	5,702,000

Regional Office - CAR	5,442,000	260,000	5,702,000
Region II - Cagayan Valley	3,046,000	139,000	3,185,000

Regional Office - II	3,046,000	139,000	3,185,000
Region III - Central Luzon	4,047,000	300,000	4,347,000

Regional Office - III	4,047,000	300,000	4,347,000
Region IVA - CALABARZON	4,807,000	936,000	5,743,000

Regional Office - IVA	4,807,000	936,000	5,743,000
Region IVB - MIMAROPA	3,007,000	431,000	3,438,000

Regional Office - IVB	3,007,000	431,000	3,438,000
Region V - Bicol	5,084,000	188,000	5,272,000

Regional Office - V	5,084,000	188,000	5,272,000
Region VI - Western Visayas	5,473,000	112,000	5,585,000

Regional Office - VI	5,473,000	112,000	5,585,000
Region VII - Central Visayas	5,304,000	424,000	5,728,000

Regional Office - VII	5,304,000	424,000	5,728,000
Region VIII - Eastern Visayas	5,003,000	482,000	5,485,000

Regional Office - VIII	5,003,000	482,000	5,485,000
Region IX - Zamboanga Peninsula	5,021,000	514,000	5,535,000

Regional Office - IX	5,021,000	514,000	5,535,000
Region X - Northern Mindanao	5,403,000	334,000	5,737,000

Regional Office - X	5,403,000	334,000	5,737,000
Region XI - Davao	3,994,000	231,000	4,225,000

Regional Office - XI	3,994,000	231,000	4,225,000
Region XII - SOCCSKSARGEN	5,458,000	264,000	5,722,000

Regional Office - XII	5,458,000	264,000	5,722,000
Region XIII - CARAGA	5,336,000	91,000	5,427,000

Regional Office - XIII	5,336,000	91,000	5,427,000

APRIL 29, 2019	OFFICIAL GAZETTE	487
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Appraisal of Proposed Projects for Official Development Assistance, Local Financing, and for Public-Private Partnership Implementation	12,410,000	2,704,000	15,114,000

National Capital Region (NCR)	12,410,000	2,704,000	15,114,000

Central Office	12,410,000	2,704,000	15,114,000
Coordination of the Programming of Official Development Assistance in the Form of Grants and Concessional Loans	13,999,000	3,181,000	17,180,000

National Capital Region (NCR)	13,999,000	3,181,000	17,180,000

Central Office	13,999,000	3,181,000	17,180,000
Project(s)
Locally-Funded Project(s)		8,628,000	8,628,000

Value Engineering/Value Analysis (VE/VA) Project		8,628,000	8,628,000

National Capital Region (NCR)		8,628,000	8,628,000

Central Office		8,628,000	8,628,000
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM	126,725,000	92,868,000	219,593,000

Monitoring and Evaluation of the Implementation of Plans, Programs, Policies and Projects	126,725,000	91,011,000	217,736,000

National Capital Region (NCR)	46,849,000	79,929,000	126,778,000

Central Office	46,849,000	79,929,000	126,778,000
Region I - Ilocos	4,976,000	768,000	5,744,000

Regional Office - I	4,826,000	325,000	5,151,000
Regional Development Council - I	150,000	443,000	593,000
Cordillera Administrative Region (CAR)	5,604,000	573,000	6,177,000

Regional Office - CAR	5,454,000	132,000	5,586,000
Regional Development Council - CAR	150,000	441,000	591,000
Region II - Cagayan Valley	4,379,000	498,000	4,877,000

Regional Office - II	4,379,000	75,000	4,454,000
Regional Development Council - II		423,000	423,000
Region III - Central Luzon	5,612,000	707,000	6,319,000

Regional Office - III	5,522,000	257,000	5,779,000
Regional Development Council - III	90,000	450,000	540,000

488	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON	5,037,000	1,172,000	6,209,000

Regional Office - IVA	4,887,000	286,000	5,173,000
Regional Development Council - IVA	150,000	886,000	1,036,000
Region IVB - MIMAROPA	5,924,000	515,000	6,439,000

Regional Office - IVB	5,366,000	222,000	5,588,000
Regional Development Council - IVB	558,000	293,000	851,000
Region V - Bicol	4,225,000	818,000	5,043,000

Regional Office - V	4,025,000	162,000	4,187,000
Regional Development Council - V	200,000	656,000	856,000
Region VI - Western Visayas	5,538,000	677,000	6,215,000

Regional Office - VI	5,337,000	159,000	5,496,000
Regional Development Council - VI	201,000	518,000	719,000
Region VII - Central Visayas	5,850,000	965,000	6,815,000

Regional Office - VII	5,600,000	315,000	5,915,000
Regional Development Council - VII	250,000	650,000	900,000
Region VIII - Eastern Visayas	5,304,000	889,000	6,193,000

Regional Office - VIII	5,034,000	219,000	5,253,000
Regional Development Council - VIII	270,000	670,000	940,000
Region IX - Zamboanga Peninsula	5,077,000	886,000	5,963,000

Regional Office - IX	4,927,000	160,000	5,087,000
Regional Development Council - IX	150,000	726,000	876,000
Region X - Northern Mindanao	5,688,000	864,000	6,552,000

Regional Office - X	5,538,000	68,000	5,606,000
Regional Development Council - X	150,000	796,000	946,000
Region XI - Davao	5,549,000	711,000	6,260,000

Regional Office - XI	5,399,000	73,000	5,472,000
Regional Development Council - XI	150,000	638,000	788,000
Region XII - SOCCSKSARGEN	5,592,000	495,000	6,087,000

Regional Office - XII	5,442,000	29,000	5,471,000
Regional Development Council - XII	150,000	466,000	616,000

APRIL 29, 2019	OFFICIAL GAZETTE	489
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region XIII - CARAGA		5,521,000		544,000				6,065,000

Regional Office - XIII		5,371,000		53,000				5,424,000
Regional Development Council - XIII		150,000		491,000				641,000
Evaluation Services Pursuant to Laws, Rules and Regulations, and other Issuances				1,857,000				1,857,000

National Capital Region (NCR)				1,857,000				1,857,000

Central Office				1,857,000				1,857,000

Sub-total, Operations		521,283,000		460,036,000				981,319,000

TOTAL NEW APPROPRIATIONS	₱	843,239,000	₱	580,235,000	₱	114,713,000	₱	1,538,187,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	629,694

Total Permanent Positions	629,694

Other Compensation Common to All
Personnel Economic Relief Allowance	27,528
Representation Allowance	12,384
Transportation Allowance	12,384
Clothing and Uniform Allowance	6,882
Honoraria	22,788
Mid-Year Bonus	52,474
Year End Bonus	52,474
Cash Gift	5,735
Productivity Enhancement Incentive	5,735
Step Increment	1,577

Total Other Compensation Common to All	199,961

Other Benefits
PAG-IBIG Contributions	1,359
PhilHealth Contributions	6,060
Employees Compensation Insurance Premiums	1,359
Loyalty Award	771
Terminal Leave	4,035

Total Other Benefits	13,584

Total Personnel Services	843,239

490	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	44,607
Training and Scholarship Expenses	27,859
Supplies and Materials Expenses	62,461
Utility Expenses	33,126
Communication Expenses	15,655
Survey, Research, Exploration and Development Expenses	70,919
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,541
Professional Services	177,272
General Services	49,585
Repairs and Maintenance	29,130
Taxes, Insurance Premiums and Other Fees	6,615
Other Maintenance and Operating Expenses
Advertising Expenses	691
Printing and Publication Expenses	8,636
Representation Expenses	37,956
Transportation and Delivery Expenses	511
Rent/Lease Expenses	4,086
Membership Dues and Contributions to Organizations	728
Subscription Expenses	4,776
Other Maintenance and Operating Expenses	81

Total Maintenance and Other Operating Expenses	580,235

Total Current Operating Expenditures	1,423,474

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	42,780
Machinery and Equipment Outlay	43,533
Transportation Equipment Outlay	28,400

Total Capital Outlays	114,713

TOTAL NEW APPROPRIATIONS	1,538,187

B. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

For general administration and support, and operations, as indicated hereunder	₱	36,297,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,552,000	₱	6,575,000	₱	2,000	₱	415,000	₱	18,544,000

APRIL 29, 2019	OFFICIAL GAZETTE	491
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Operations		10,478,000		7,269,000		6,000				17,753,000

NATIONAL VOLUNTEER SERVICE PROGRAM		10,478,000		7,269,000		6,000				17,753,000

TOTAL NEW APPROPRIATIONS	₱	22,030,000	₱	13,844,000	₱	8,000	₱	415,000	₱	36,297,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine National Volunteer Service Coordinating Agency (PNVSCA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PNVSCA’s website.

The PNVSCA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	6,707,000	₱	6,575,000	₱	2,000	₱	415,000	₱	13,699,000
Administration of Personnel Benefits		4,845,000								4,845,000

Sub-total, General Administration and Support		11,552,000		6,575,000		2,000		415,000		18,544,000

Operations
Alignment of volunteer programs and activities to the national development priorities assured		10,478,000		7,269,000		6,000				17,753,000

NATIONAL VOLUNTEER SERVICE PROGRAM		10,478,000		7,269,000		6,000				17,753,000

Policy advocacy and technical assistance		5,478,000		4,349,000						9,827,000
Program coordination, partnership monitoring and evaluation		5,000,000		2,920,000		6,000				7,926,000

Sub-total, Operations		10,478,000		7,269,000		6,000				17,753,000

TOTAL NEW APPROPRIATIONS	₱	22,030,000	₱	13,844,000	₱	8,000	₱	415,000	₱	36,297,000

492	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	13,039

Total Permanent Positions	13,039

Other Compensation Common to All
Personnel Economic Relief Allowance	648
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	162
Mid-Year Bonus	1,087
Year End Bonus	1,087
Cash Gift	135
Productivity Enhancement Incentive	135
Step Increment	33

Total Other Compensation Cannon to All	3,863

Other Compensation for Specific Groups
Anniversary Bonus	81

Total Other Compensation for Specific Groups	81

Other Benefits
PAG-IBIG Contributions	33
PhilHealth Contributions	126
Employees Compensation Insurance Premiums	33
Loyalty Award	10
Terminal Leave	4,845

Total Other Benefits	5,047

Total Personnel Services	22,030

Maintenance and Other Operating Expenses
Travelling Expenses	1,459
Training and Scholarship Expenses	339
Supplies and Materials Expenses	1,321
Utility Expenses	516
Communication Expenses	576
Awards/Rewards and Prizes
Confidential, Intelligence and Extraordinary Expenses	160
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,554
General Services	1,339

APRIL 29, 2019	OFFICIAL GAZETTE	493
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Repairs and Maintenance	137
Taxes, Insurance Premiums and Other Fees	82
Other Maintenance and Operating Expenses
Printing and Publication Expenses	731
Representation Expenses	2,786
Rent/Lease Expenses	2,665
Subscription Expenses	21
Other Maintenance and Operating Expenses	40

Total Maintenance and Other Operating Expenses	13,844

Financial Expenses
Bank Charges	8

Total Financial Expenses	8

Total Current Operating Expenditures	35,882

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	415

Total Capital Outlays	415

TOTAL NEW APPROPRIATIONS	36,297

C. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	157,334,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	35,915,000	₱	47,683,000	₱		₱	83,598,000
Operations		54,601,000		14,334,000		4,801,000		73,736,000

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		54,601,000		14,334,000		4,801,000		73,736,000

TOTAL NEW APPROPRIATIONS	₱	90,516,000	₱	62,017,000	₱	4,801,000	₱	157,334,000

Special Provision(s)

1. Project Development and Monitoring Facility Fund. All income of the Public-Private Partnership Center of the Philippines (PPPCP) shall be used for the preparation and conduct of business, pre-feasibility and feasibility studies, preparation of tender

494	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

documents and other activities in the preparation of Public-Private Partnership (PPP) projects sourced from reasonable fees and reimbursements of expenses incurred for pre-investment activities and monitoring of PPP project implementation, constituted into a Project Development and Monitoring Facility Fund.

Disbursements or expenditures by the PPPCP in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The PPPCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PPPCP’s website.

The PPPCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	35,915,000	₱	47,683,000	₱		₱	83,598,000

Sub-total, General Administration and Support		35,915,000		47,683,000				83,598,000

Operations
Greater private sector participation thru Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects		54,601,000		14,334,000		4,801,000		73,736,000

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM		54,601,000		14,334,000		4,801,000		73,736,000

Project Development and Advisory Assistance		9,764,000		1,245,000				11,009,000
Management and Administration of the Project Development and Monitoring Facility (PDMF) Funds		6,476,000		579,000				7,055,000
Public-Private Partnership Policy Formulation and Advocacy, and Project Monitoring and Evaluation		15,252,000		2,097,000				17,349,000
Provision of Capacity Building, Knowledge Management Services, Legal Services and ICT Services		23,109,000		10,413,000		4,801,000		38,323,000

Sub-total, Operations		54,601,000		14,334,000		4,801,000		73,736,000

TOTAL NEW APPROPRIATIONS	₱	90,516,000	₱	62,017,000	₱	4,801,000	₱	157,334,000

APRIL 29, 2019	OFFICIAL GAZETTE	495
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	69,612

Total Permanent Positions	69,612

Other Compensation Common to All
Personnel Economic Relief Allowance	2,376
Representation Allowance	1,938
Transportation Allowance	1,596
Clothing and Uniform Allowance	594
Honoraria	800
Mid-Year Bonus	5,801
Year End Bonus	5,801
Cash Gift	495
Productivity Enhancement Incentive	495
Step Increment	175

Total Other Compensation Common to All	20,071

Other Benefits
PAG-IBIG Contributions	119
PhilHealth Contributions	595
Employees Compensation Insurance Premiums	119

Total Other Benefits	833

Total Personnel Services	90,516

Maintenance and Other Operating Expenses
Travelling Expenses	5,102
Training and Scholarship Expenses	5,389
Supplies and Materials Expenses	3,229
Utility Expenses	2,233
Communication Expenses	2,191
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,034
Professional Services	4,969
General Services	6,918
Repairs and Maintenance	1,943
Taxes, Insurance Premiums and Other Fees	396
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	859
Representation Expenses	2,681

496	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Transportation and Delivery Expenses	27
Rent/Lease Expenses	24,429
Subscription Expenses	517

Total Maintenance and Other Operating Expenses	62,017

Total Current Operating Expenditures	152,533

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,636
Intangible Assets Outlay	165

Total Capital Outlays	4,801

TOTAL NEW APPROPRIATIONS	157,334

D. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	38,386,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	7,025,000	₱	10,550,000	₱		₱	17,575,000
Operations		6,979,000		11,467,000		2,365,000		20,811,000

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		3,891,000		3,575,000		350,000		7,816,000
STATISTICAL RESEARCH PROGRAM		3,088,000		7,892,000		2,015,000		12,995,000

TOTAL NEW APPROPRIATIONS	₱	14,004,000	₱	22,017,000	₱	2,365,000	₱	38,386,000

Special Provision(s)

1. Philippine Statistical Research and Training Institute Endowment Fund. In addition to the amounts appropriated herein, Five Million Seven Hundred Thousand Pesos (₱ 5,700,000) shall be used by the Philippine Statistical Research and Training Institute (PSRTI) for its MODE and Capital Outlay requirements sourced from interest earnings of the PSRTI Endowment Fund in accordance with Section 21 of R.A. NO. 10625.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The PSRTI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and .

(b) PSRTI’s website.

APRIL 29, 2019	OFFICIAL GAZETTE	497
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

The PSRTI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	7,025,000	₱	10,550,000	₱		₱	17,575,000

Sub-total, General Administration and Support		7,025,000		10,550,000				17,575,000

Operations
Statistical Capacity of Government Strengthened		6,979,000		11,467,000		2,365,000		20,811,000

PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM		3,891,000		3,575,000		350,000		7,816,000

Development, promotion, implementation and enhancement of statistical training		3,891,000		3,575,000		350,000		7,816,000
STATISTICAL RESEARCH PROGRAM		3,088,000		7,892,000		2,015,000		12,995,000

Development, promotion, implementation and enhancement of statistical research		3,088,000		7,892,000		2,015,000		12,995,000

Sub-total, Operations		6,979,000		11,467,000		2,365,000		20,811,000

TOTAL NEW APPROPRIATIONS	₱	14,004,000	₱	22,017,000	₱	2,365,000	₱	38,386,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,032

Total Permanent Positions	10,032

498	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	408
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	102
Honoraria	600
Mid-Year Bonus - Civilian	837
Year End Bonus	837
Cash Gift	85
Productivity Enhancement Incentive	85
Step Increment	25

Total Other Compensation Common to All	3,315

Other Benefits
PAG-IBIG Contributions	21
PhilHealth Contributions	90
Employees Compensation Insurance Premiums	21
Loyalty Award - Civilian	25

Total Other Benefits	157

Non-Permanent Positions	500

Total Personnel Services	14,004

Maintenance and Other Operating Expenses
Travelling Expenses	859
Training and Scholarship Expenses	6,300
Supplies and Materials Expenses	798
Utility Expenses	1,370
Communication Expenses	1,143
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,715
General Services	1,417
Repairs and Maintenance	532
Taxes, Insurance Premiums and Other Fees	410
Other Maintenance and Operating Expenses
Representation Expenses	341
Rent/Lease Expenses	6,413
Membership Dues and Contributions to Organizations	286
Subscription Expenses	65
Other Maintenance and Operating Expenses	250

Total Maintenance and Other Operating Expenses	22,017

Total Current Operating Expenditures	36,021

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,365

Total Capital Outlays	2,365

TOTAL NEW APPROPRIATIONS	38,386

APRIL 29, 2019	OFFICIAL GAZETTE	499
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

E. PHILIPPINE STATISTICS AUTHORITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	6,629,095,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	163,872,000	₱	536,474,000			₱	700,346,000
Support to Operations		53,436,000		118,226,000		256,000,000		427,662,000
Operations		903,179,000		2,528,908,000		2,069,000,000		5,501,087,000

NATIONAL STATISTICS DEVELOPMENT PROGRAM		711,099,000		2,136,660,000				2,847,759,000
STATISTICAL POLICY AND COORDINATION PROGRAM		60,211,000		99,889,000				160,100,000
CIVIL REGISTRATION PROGRAM		131,869,000		292,359,000		2,069,000,000		2,493,228,000

TOTAL NEW APPROPRIATIONS	₱	1,120,487,000	₱	3,183,608,000	₱	2,325,000,000	₱	6,629,095,000

Special Provision(s)

1. Reporting and Posting Requirements. The PSA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PSA’s website.

The PSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	155,259,000	₱	536,474,000		₱	691,733,000

National Capital Region (NCR)		126,421,000		173,638,000			300,059,000

Central Office		60,384,000		93,047,000			153,431,000

500	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Regional Statistical Services Office - NCR	66,037,000	80,591,000	146,628,000
Region I - Ilocos	2,001,000	23,540,000	25,541,000

Regional Statistical Services Office - I	2,001,000	23,540,000	25,541,000
Cordillera Administrative Region (CAR)	2,001,000	21,011,000	23,012,000

Regional Statistical Services Office - CAR	2,001,000	21,011,000	23,012,000
Region II - Cagayan Valley	2,001,000	14,410,000	16,411,000

Regional Statistical Services Office - II	2,001,000	14,410,000	16,411,000
Region III - Central Luzon	2,026,000	24,671,000	26,697,000

Regional Statistical Services Office - III	2,026,000	24,671,000	26,697,000
Region IVA - CALABARZON	1,735,000	22,651,000	24,386,000

Regional Statistical Services Office - IV-A	1,735,000	22,651,000	24,386,000
Region IVB – MIMAROPA	1,735,000	21,731,000	23,466,000

Regional Statistical Services Office - IV-B	1,735,000	21,731,000	23,466,000
Region V - Bicol	2,026,000	24,840,000	26,866,000

Regional Statistical Services Office - V	2,026,000	24,840,000	26,866,000
Region VI - Western Visayas	2,001,000	30,940,000	32,941,000

Regional Statistical Services Office - VI	2,001,000	30,940,000	32,941,000
Region VII - Central Visayas	1,760,000	26,851,000	28,611,000

Regional Statistical Services Office - VII	1,760,000	26,851,000	28,611,000
Region VIII - Eastern Visayas	2,099,000	26,619,000	28,718,000

Regional Statistical Services Office - VIII	2,099,000	26,619,000	28,718,000
Region IX - Zamboanga Peninsula	1,735,000	16,718,000	18,453,000

Regional Statistical Services Office - IX	1,735,000	16,718,000	18,453,000

APRIL 29, 2019	OFFICIAL GAZETTE	501
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region X - Northern Mindanao	2,009,000	25,014,000	27,023,000

Regional Statistical Services Office - X	2,009,000	25,014,000	27,023,000
Region XI - Davao	1,846,000	25,650,000	27,496,000

Regional Statistical Services Office - XI	1,846,000	25,650,000	27,496,000
Region XII - SOCCSKSARGEN	1,811,000	17,790,000	19,601,000

Regional Statistical Services Office - XII	1,811,000	17,790,000	19,601,000
Region XIII - CARAGA	2,052,000	19,678,000	21,730,000

Regional Statistical Services Office - XIII	2,052,000	19,678,000	21,730,000
Autonomous Region in Muslim Mindanao (ARMM)		20,722,000	20,722,000

Regional Statistical Services Office - ARMM		20,722,000	20,722,000
Administration of Personnel Benefits	8,613,000		8,613,000

National Capital Region (NCR)	8,613,000		8,613,000

Central Office	8,613,000		8,613,000

Sub-total, General Administration and Support	163,872,000	536,474,000	700,346,000

Support to Operations
Provision of Management and Corporate Planning and Legal Services	12,204,000	11,308,000	23,512,000

National Capital Region (NCR)	12,204,000	11,308,000	23,512,000

Central Office	12,204,000	11,308,000	23,512,000
Coordination and Formulation of Policies on International Cooperation in Statistics and Civil Registration	2,942,000	1,843,000	4,785,000

National Capital Region (NCR)	2,942,000	1,843,000	4,785,000

Central Office	2,942,000	1,843,000	4,785,000
Development and Maintenance of Information Systems and Databases	33,866,000	100,588,000	134,454,000

National Capital Region (NCR)	33,866,000	100,588,000	134,454,000

Central Office	33,866,000	100,588,000	134,454,000

502	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Coordination in the Development of Statistical Methodologies and Survey Designs	4,424,000	4,487,000		8,911,000

National Capital Region (NCR)	4,424,000	4,487,000		8,911,000

Central Office	4,424,000	4,487,000		8,911,000
Project(s)
Locally-Funded Project(s)			256,000,000	256,000,000

Construction of PSA Building			256,000,000	256,000,000

National Capital Region (NCR)			256,000,000	256,000,000

Central Office			256,000,000	256,000,000

Sub-total, Support to Operations	53,436,000	118,226,000	256,000,000	427,662,000

Operations
Relevant and accessible statistics provided for evidence-based decision making	771,310,000	2,236,549,000		3,007,859,000

NATIONAL STATISTICS DEVELOPMENT PROGRAM	711,099,000	2,136,660,000		2,847,759,000

Conduct of Censuses and Surveys on the Agriculture, Fisheries, Industry and Services Sectors	595,720,000	203,422,000		799,142,000

National Capital Region (NCR)	94,828,000	77,994,000		172,822,000

Central Office	94,828,000	68,491,000		163,319,000
Regional Statistical Services Office - NCR		9,503,000		9,503,000
Region I - Ilocos	28,319,000	8,111,000		36,430,000

Regional Statistical Services Office - I	28,319,000	8,111,000		36,430,000
Cordillera Administrative Region (CAR)	23,859,000	8,245,000		32,104,000

Regional Statistical Services Office - CAR	23,859,000	8,245,000		32,104,000
Region II - Cagayan Valley	28,268,000	6,825,000		35,093,000

Regional Statistical Services Office - II	28,268,000	6,825,000		35,093,000
Region III - Central Luzon	52,890,000	8,366,000		61,256,000

Regional Statistical Services Office - III	52,890,000	8,366,000		61,256,000

APRIL 29, 2019	OFFICIAL GAZETTE	503
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region IVA - CALABARZON	52,568,000	8,264,000	60,832,000

Regional Statistical Services Office - IV-A	52,568,000	8,264,000	60,832,000
Region IVB - MIMAROPA	25,707,000	8,171,000	33,878,000

Regional Statistical Services Office - IV-B	25,707,000	8,171,000	33,878,000
Region V - Bicol	30,314,000	8,618,000	38,932,000

Regional Statistical Services Office - V	30,314,000	8,618,000	38,932,000
Region VI - Western Visayas	37,824,000	8,578,000	46,402,000

Regional Statistical Services Office - VI	37,824,000	8,578,000	46,402,000
Region VII - Central Visayas	34,960,000	8,120,000	43,080,000

Regional Statistical Services Office - VII	34,960,000	8,120,000	43,080,000
Region VIII - Eastern Visayas	30,249,000	8,354,000	38,603,000

Regional Statistical Services Office - VIII	30,249,000	8,354,000	38,603,000
Region IX - Zamboanga Peninsula	21,662,000	5,475,000	27,137,000

Regional Statistical Services Office - IX	21,662,000	5,475,000	27,137,000
Region X - Northern Mindanao	27,349,000	9,814,000	37,163,000

Regional Statistical Services Office - X	27,349,000	9,814,000	37,163,000
Region XI - Davao	29,529,000	8,186,000	37,715,000

Regional Statistical Services Office - XI	29,529,000	8,186,000	37,715,000
Region XII - SOCCSKSARGEN	26,003,000	6,125,000	32,128,000

Regional Statistical Services Office - XII	26,003,000	6,125,000	32,128,000
Region XIII - CARAGA	27,844,000	5,503,000	33,347,000

Regional Statistical Services Office - XIII	27,844,000	5,503,000	33,347,000
Autonomous Region in Muslim Mindanao (ARMM)	23,547,000	8,673,000	32,220,000

Regional Statistical Services Office - ARMM	23,547,000	8,673,000	32,220,000

504	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Conduct of Household-based Censuses and Surveys	115,379,000	45,490,000	160,869,000

National Capital Region (NCR)	27,627,000	13,913,000	41,540,000

Central Office	22,904,000	11,721,000	34,625,000
Regional Statistical Services Office - NCR	4,723,000	2,192,000	6,915,000
Region I - Ilocos	5,452,000	2,001,000	7,453,000

Regional Statistical Services Office - I	5,452,000	2,001,000	7,453,000
Cordillera Administrative Region (CAR)	6,026,000	1,797,000	7,823,000

Regional Statistical Services Office - CAR	6,026,000	1,797,000	7,823,000
Region II - Cagayan Valley	4,505,000	2,003,000	6,508,000

Regional Statistical Services Office - II	4,505,000	2,003,000	6,508,000
Region III - Central Luzon	6,663,000	2,210,000	8,873,000

Regional Statistical Services Office - III	6,663,000	2,210,000	8,873,000
Region IVA - CALABARZON	5,047,000	2,095,000	7,142,000

Regional Statistical Services Office - IV-A	5,047,000	2,095,000	7,142,000
Region IVB - MIMAROPA	5,522,000	2,195,000	7,717,000

Regional Statistical Services Office - IV-B	5,522,000	2,195,000	7,717,000
Region V - Bicol	6,190,000	2,090,000	8,280,000

Regional Statistical Services Office - V	6,190,000	2,090,000	8,280,000
Region VI - Western Visayas	6,048,000	1,828,000	7,876,000

Regional Statistical Services Office - VI	6,048,000	1,828,000	7,876,000
Region VII - Central Visayas	7,256,000	2,158,000	9,414,000

Regional Statistical Services Office - VII	7,256,000	2,158,000	9,414,000
Region VIII - Eastern Visayas	4,927,000	1,841,000	6,768,000

Regional Statistical Services Office - VIII	4,927,000	1,841,000	6,768,000

APRIL 29, 2019	OFFICIAL GAZETTE	505
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region IX - Zamboanga Peninsula	4,838,000	1,285,000	6,123,000

Regional Statistical Services Office - IX	4,838,000	1,285,000	6,123,000
Region X - Northern Mindanao	5,735,000	2,284,000	8,019,000

Regional Statistical Services Office - X	5,735,000	2,284,000	8,019,000
Region XI - Davao	6,734,000	1,912,000	8,646,000

Regional Statistical Services Office - XI	6,734,000	1,912,000	8,646,000
Region XII - SOCCSKSARGEN	6,222,000	2,180,000	8,402,000

Regional Statistical Services Office - XII	6,222,000	2,180,000	8,402,000
Region XIII - CARAGA		2,028,000	2,028,000

Regional Statistical Services Office - XIII		2,028,000	2,028,000
Autonomous Region in Muslim Mindanao (ARMM)	6,587,000	1,670,000	8,257,000

Regional Statistical Services Office - ARMM	6,587,000	1,670,000	8,257,000
Generation/Compilation of administrative-based statistics and derived indicators		2,050,000	2,050,000

National Capital Region (NCR)		2,050,000	2,050,000

Central Office		2,050,000	2,050,000
Project(s)
Locally-Funded Project(s)		1,885,698,000	1,885,698,000

Development of the Subnational Statistical System Towards Inclusive Growth		4,931,000	4,931,000

National Capital Region (NCR)		4,931,000	4,931,000

Central Office		4,931,000	4,931,000
Census of Agriculture and Fisheries		13,454,000	13,454,000

National Capital Region (NCR)		13,454,000	13,454,000

Central Office		13,454,000	13,454,000
Census of Philippine Business and Industry		101,434,000	101,434,000

National Capital Region (NCR)		101,434,000	101,434,000

Central Office		101,434,000	101,434,000

506	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Annual Survey of Philippine Business and Industry		2,150,000	2,150,000

National Capital Region (NCR)		2,150,000	2,150,000

Central Office		2,150,000	2,150,000
Annual Poverty Indicators Survey		64,592,000	64,592,000

National Capital Region (NCR)		64,592,000	64,592,000

Central Office		64,592,000	64,592,000
National Migration Survey		2,462,000	2,462,000

National Capital Region (NCR)		2,462,000	2,462,000

Central Office		2,462,000	2,462,000
Establishment of Philippine Economic - Environmental and Natural Resources Accounts (PEENRA) unit towards the compilation of Green GDP of the Philippines		1,726,000	1,726,000

National Capital Region (NCR)		1,726,000	1,726,000

Central Office		1,726,000	1,726,000
Family Income and Expenditures Survey		221,171,000	221,171,000

National Capital Region (NCR)		221,171,000	221,171,000

Central Office		221,171,000	221,171,000
Census of Population and Housing		1,312,693,000	1,312,693,000

National Capital Region (NCR)		1,312,693,000	1,312,693,000

Central Office		1,312,693,000	1,312,693,000
Functional Literacy, Education and Mass Media		61,838,000	61,838,000

National Capital Region (NCR)		61,838,000	61,838,000

Central Office		61,838,000	61,838,000
Development/Enhancement of the Design of Statistical Frame Integrating Geospatial Information		99,247,000	99,247,000

National Capital Region (NCR)		99,247,000	99,247,000

Central Office		99,247,000	99,247,000
STATISTICAL POLICY AMD COORDINATION PROGRAM	60,211,000	99,889,000	160,100,000

Statistical Planning, Programming, Budgeting, Monitoring and Evaluation	7,363,000	27,878,000	35,241,000

APRIL 29, 2019	OFFICIAL GAZETTE	507
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

National Capital Region (NCR)	7,363,000	27,878,000	35,241,000

Central Office	7,363,000	27,878,000	35,241,000
Development and Improvement of Statistical Frameworks and Standards	39,883,000	62,330,000	102,213,000

National Capital Region (NCR)	39,883,000	62,330,000	102,213,000

Central Office	39,883,000	62,330,000	102,213,000
Coordination of Statistical Activities at the National and Local Levels	12,965,000	8,001,000	20,966,000

National Capital Region (NCR)	12,965,000	2,860,000	15,825,000

Central Office	12,965,000	2,860,000	15,825,000
Region I - Ilocos		524,000	524,000

Regional Statistical Services Office - I		524,000	524,000
Cordillera Administrative Region (CAR)		613,000	613,000

Regional Statistical Services Office - CAR		613,000	613,000
Region V - Bicol		475,000	475,000

Regional Statistical Services Office - V		475,000	475,000
Region VI - Western Visayas		613,000	613,000

Regional Statistical Services Office - VI		613,000	613,000
Region VIII - Eastern Visayas		788,000	788,000

Regional Statistical Services Office - VIII		788,000	788,000
Region IX - Zamboanga Peninsula		497,000	497,000

Regional Statistical Services Office - IX		497,000	497,000
Region X - Northern Mindanao		421,000	421,000

Regional Statistical Services Office - X		421,000	421,000
Region XI - Davao		496,000	496,000

Regional Statistical Services Office - XI		496,000	496,000

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Autonomous Region in Muslim Mindanao (ARMM)		714,000		714,000

Regional Statistical Services Office - ARMM		714,000		714,000
Project(s)
Locally-Funded Project(s)		1,680,000		1,680,000

International Meeting of the Task Force on Total Support for Sustainable Development (TOSSD)		1,680,000		1,680,000

National Capital Region (NCR)		1,680,000		1,680,000

Central Office		1,680,000		1,680,000
Citizen’s access to social services facilitated	131,869,000	292,359,000	2,069,000,000	2,493,228,000

CIVIL REGISTRATION PROGRAM	131,869,000	292,359,000	2,069,000,000	2,493,228,000

Processing and Archiving of Civil Registry Documents	114,430,000	62,370,000		176,800,000

National Capital Region (NCR)	33,516,000	41,572,000		75,088,000

Central Office	26,950,000	40,325,000		67,275,000
Regional Statistical Services Office - NCR	6,566,000	1,247,000		7,813,000
Region I - Ilocos	3,405,000	1,179,000		4,584,000

Regional Statistical Services Office - I	3,405,000	1,179,000		4,584,000
Cordillera Administrative Region (CAR)	6,462,000	1,170,000		7,632,000

Regional Statistical Services Office - CAR	6,462,000	1,170,000		7,632,000
Region II - Cagayan Valley	5,547,000	1,389,000		6,936,000

Regional Statistical Services Office - II	5,547,000	1,389,000		6,936,000
Region III - Central Luzon	2,956,000	1,322,000		4,278,000

Regional Statistical Services Office - III	2,956,000	1,322,000		4,278,000
Region IVA - CALABARZON	4,122,000	1,176,000		5,298,000

Regional Statistical Services Office - IV-A	4,122,000	1,176,000		5,298,000
Region IVB - MIMAROPA	5,955,000	1,389,000		7,344,000

Regional Statistical Services Office - IV-B	5,955,000	1,389,000		7,344,000

APRIL 29, 2019	OFFICIAL GAZETTE	509
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Region V - Bicol	6,087,000	1,179,000		7,266,000

Regional Statistical Services Office - V	6,087,000	1,179,000		7,266,000
Region VI - Western Visayas	6,010,000	1,234,000		7,244,000

Regional Statistical Services Office - VI	6,010,000	1,234,000		7,244,000
Region VII - Central Visayas	5,465,000	1,351,000		6,816,000

Regional Statistical Services Office - VII	5,465,000	1,351,000		6,816,000
Region VIII - Eastern Visayas	4,742,000	1,546,000		6,288,000

Regional Statistical Services Office - VIII	4,742,000	1,546,000		6,288,000
Region IX - Zamboanga Peninsula	5,940,000	1,124,000		7,064,000

Regional Statistical Services Office - IX	5,940,000	1,124,000		7,064,000
Region X - Northern Mindanao	4,640,000	1,449,000		6,089,000

Regional Statistical Services Office - X	4,640,000	1,449,000		6,089,000
Region XI - Davao	4,297,000	1,172,000		5,469,000

Regional Statistical Services Office - XI	4,297,000	1,172,000		5,469,000
Region XII - SOCCSKSARGEN	4,629,000	1,603,000		6,232,000

Regional Statistical Services Office - XII	4,629,000	1,603,000		6,232,000
Region XIII - CARAGA	5,044,000	1,099,000		6,143,000

Regional Statistical Services Office - XIII	5,044,000	1,099,000		6,143,000
Autonomous Region in Muslim Mindanao (ARMM)	5,613,000	1,416,000		7,029,000

Regional Statistical Services Office - ARMM	5,613,000	1,416,000		7,029,000
Issuance of Civil Registration Certification/Authentications of Documents	17,439,000	117,536,000	69,000,000	203,975,000

National Capital Region (NCR)	17,439,000	117,536,000	69,000,000	203,975,000

Central Office	17,439,000	117,536,000	69,000,000	203,975,000

510	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Technical Supervision over Local Civil Registrars				2,927,000				2,927,000

National Capital Region (NCR)				2,927,000				2,927,000

Central Office				2,927,000				2,927,000
Project(s)
Locally-Funded Project(s)				109,526,000		2,000,000,000		2,109,526,000

Unified Multi-Purpose ID (UMID) System-Central Verification and Enrolment Agency Component (UMID-CVEA)				13,200,000				13,200,000

National Capital Region (NCR)				13,200,000				13,200,000

Central Office				13,200,000				13,200,000
National ID System				96,326,000		2,000,000,000		2,096,326,000

National Capital Region (NCR)				96,326,000		2,000,000,000		2,096,326,000

Central Office				96,326,000		2,000,000,000		2,096,326,000

Sub-total, Operations		903,179,000		2,528,908,000		2,069,000,000		5,501,087,000

TOTAL NEW APPROPRIATIONS	₱	1,120,487,000	₱	3,183,608,000	₱	2,325,000,000	₱	6,629,095,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	841,333

Total Permanent Positions	841,333

Other Compensation Common to All
Personnel Economic Relief Allowance	52,104
Representation Allowance	9,588
Transportation Allowance	9,588
Clothing and Uniform Allowance	13,026
Mid-Year Bonus	70,111
Year End Bonus	70,111
Cash Gift	10,855
Per Diems	7,410
Productivity Enhancement Incentive	10,855
Step Increment	2,110

Total Other Compensation Common to All	255,758

APRIL 29, 2019	OFFICIAL GAZETTE	511
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Other Benefits
PAG-IBIG Contributions	2,596
PhilHealth Contributions	9,591
Employees Compensation Insurance Premiums	2,596
Terminal Leave	8,613

Total Other Benefits	23,396

Total Personnel Services	1,120,487

Maintenance and Other Operating Expenses
Travelling Expenses	350,815
Training and Scholarship Expenses	317,928
Supplies and Materials Expenses	1,030,677
Utility Expenses	112,153
Communication Expenses	56,246
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,202
Professional Services	63,921
General Services	749,278
Repairs and Maintenance	17,296
Taxes, Insurance Premiums and Other Fees	6,750
Other Maintenance and Operating Expenses
Advertising Expenses	102,797
Printing and Publication Expenses	49,694
Representation Expenses	26,103
Transportation and Delivery Expenses	12,403
Rent/Lease Expenses	221,446
Membership Dues and Contributions to Organizations	130
Subscription Expenses	10,010
Other Maintenance and Operating Expenses	52,759

Total Maintenance and Other Operating Expenses	3,183,608

Total Current Operating Expenditures	4,304,095

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	256,000
Machinery and Equipment Outlay	2,069,000

Total Capital Outlays	2,325,000

TOTAL NEW APPROPRIATIONS	6,629,095

F. TARIFF COMMISSION

For general administration and support, support to operations and operations, as indicated hereunder	₱	79,347,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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PROGRAMS
General Administration and Support	₱	26,718,000	₱	9,804,000	₱		₱	36,522,000
Support to Operations		3,468,000		2,889,000		3,140,000		9,497,000
Operations		24,911,000		8,417,000				33,328,000

TARIFF ADMINISTRATION PROGRAM		12,225,000		3,976,000				16,201,000
INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM		7,029,000		2,406,000				9,435,000
TRADE REMEDY MEASURES PROGRAM		5,657,000		2,035,000				7,692,000

TOTAL NEW APPROPRIATIONS	₱	55,097,000	₱	21,110,000	₱	3,140,000	₱	79,347,000

Special Provision(s)

1. Remedies Fund. In addition to the amounts appropriated herein, Two Million Five Hundred Thousand Pesos (₱2,500,000) shall be used in the implementation of remedies or safeguard measures for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The Tariff Commission (TC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS;

(b) TC’s website.

The TC shall send written notice when said reports have been submitted or posted on its website to the DBN, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,718,000	₱	9,804,000		₱	36,522,000

Sub-total, General Administration and Support		26,718,000		9,804,000			36,522,000

Support to Operations
Planning and Program Development and Monitoring		1,332,000		539,000			1,871,000
Information, Packaging and Dissemination		907,000		559,000			1,466,000

APRIL 29, 2019	OFFICIAL GAZETTE	513
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Information System Development and Maintenance		1,229,000		1,791,000		3,140,000		6,160,000

Sub-total, Support to Operations		3,468,000		2,889,000		3,140,000		9,497,000

Operations
Competitiveness of local industries enhanced and international trade promoted		24,911,000		8,417,000				33,328,000

TARIFF ADMINISTRATION PROGRAM		12,225,000		3,976,000				16,201,000

Conduct of investigations and public hearings on petitions for tariff modification		2,174,000		2,993,000				5,167,000
Issuance of rulings and opinions on application for tariff classification		7,658,000		459,000				8,117,000
Conduct of studies on the impact of tariff policies and programs on national competitiveness and consumer welfare in line with the economic objectives of the government		2,393,000		524,000				2,917,000
INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM		7,029,000		2,406,000				9,435,000

Conduct of investigations and public consultations on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international trade agreements		’ 1,094,000		493,000				1,587,000
Participation in international trade and tariff negotiations including review of the trade agreements for negotiation and trade agreements entered into by the Philippines		4,124,000		1,310,000				5,434,000
Administration, updating and conduct of consultations on the ASEAN Harmonized Tariff Nomenclature		1,811,000		603,000				2,414,000
TRADE REMEDY MEASURES PROGRAM		5,657,000		2,035,000				7,692,000

Adjudication of cases on the application of trade remedies against imports		5,657,000		2,035,000				7,692,000

Sub-total, Operations		24,911,000		8,417,000				33,328,000

TOTAL NEW APPROPRIATIONS	₱	55,097,000	₱	21,110,000	₱	3,140,000	₱	79,347,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

514	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Permanent Positions
Basic Salary	42,440

Total Permanent Positions	42,440

Other Compensation Common to All
Personnel Economic Relief Allowance	1,920
Representation Allowance	834
Transportation Allowance	834
Clothing and Uniform Allowance	480
Mid-Year Bonus	3,537
Year End Bonus	3,537
Cash Gift	400
Productivity Enhancement Incentive	400
Step Increment	107

Total Other Compensation Common to All	12,049

Other Benefits
PAG-IBIG Contributions	96
PhilHealth Contributions	416
Employees Compensation Insurance Premiums	96

Total Other Benefits	608

Total Personnel Services	55,097

Maintenance and Other Operating Expenses
Travelling Expenses	4,726
Training and Scholarship Expenses	400
Supplies and Materials Expenses	1,427
Utility Expenses	1,099
Communication Expenses	1,101
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	380
Professional Services	245
General Services	1,060
Repairs and Maintenance	628
Taxes, Insurance Premiums and Other Fees	38
Other Maintenance and Operating Expenses
Advertising Expenses	213
Printing and Publication Expenses	744
Representation Expenses	79
Rent/Lease Expenses	8,783
Membership Dues and Contributions to Organizations	5
Subscription Expenses	165
Donations	7
Other Maintenance and Operating Expenses	10

Total Maintenance and Other Operating Expenses	21,110

Total Current Operating Expenditures	76,207

APRIL 29, 2019	OFFICIAL GAZETTE	515
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,140

Total Capital Outlays	3,140

TOTAL NEW APPROPRIATIONS	79,347

516	OFFICIAL GAZETTE	VOL. 115, NO. 17
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GENERAL SUMMARY

NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE DIRECTOR-GENERAL	₱	843,239,000	₱	580,235,000	₱		₱	114,713,000	₱	1,538,187,000
B. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY		22,030,000		13,844,000		8,000		415,000		36,297,000
C. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES		90,516,000		62,017,000				4,801,000		157,334,000
D. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE		14,004,000		22,017,000				2,365,000		38,386,000
E. PHILIPPINE STATISTICS AUTHORITY		1,120,487,000		3,183,608,000				2,325,000,000		6,629,095,000
F. TARIFF COMMISSION		55,097,000		21,110,000				3,140,000		79,347,000

TOTAL NEW APPROPRIATIONS, NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	₱	2,145,373,000	₱	3,882,831,000	₱	8,000	₱	2,450,434,000	₱	8,478,646,000

APRIL 29, 2019	OFFICIAL GAZETTE	517
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

XXVI. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)

For general administration and support, and operations as indicated hereunder	₱	393,677,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	68,328,000	₱	32,349,000	₱	1,024,000	₱	101,701,000
Operations		851,000		267,985,000		23,140,000		291,976,000

PRESIDENTIAL COMMUNICATIONS PROGRAM		851,000		267,985,000		23,140,000		291,976,000

TOTAL NEW APPROPRIATIONS	₱	69,179,000	₱	300,334,000	₱	24,164,000	₱	393,677,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Communications Operations Office (PCOO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS: and

b. PCOO’s website

The PCOO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	67,931,000	₱	32,349,000	₱	1,024,000	₱	101,304,000
Administration of Personnel Benefits		397,000						397,000

Sub-total, General Administration and Support		68,328,000		32,349,000		1,024,000		101,701,000

518	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Public Access, engagement and understanding of Presidential policies and government programs achieved		851,000		267,985,000		23,140,000		291,976,000

PRESIDENTIAL COMMUNICATIONS PROGRAM		851,000		267,985,000		23,140,000		291,976,000

Formulation, coordination and implementation of integrated public information plans and programs		851,000		267,985,000		23,140,000		291,976,000

Sub-total, Operations		851,000		267,985,000		23,140,000		291,976,000

TOTAL NEW APPROPRIATIONS	₱	69,179,000	₱	300,334,000	₱	24,164,000	₱	393,677,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,172

Total Permanent Positions	50,172

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	2,550
Transportation Allowance	2,550
Clothing and Uniform Allowance	324
Mid-Year Bonus - Civilian	4,181
Year End Bonus	4,181
Cash Gift	270
Productivity Enhancement Incentive	270
Step Increment	126

Total Other Compensation Common to All	15,748

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	273
Employees Compensation Insurance Premiums	64
Terminal Leave	397

Total Other Benefits	798

Non-Permanent Positions	2,461

Total Personnel Services	69,179

APRIL 29, 2019	OFFICIAL GAZETTE	519
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Maintenance and Other Operating Expenses
Travelling Expenses	78,781
Training and Scholarship Expenses	16,502
Supplies and Materials Expenses	16,781
Utility Expenses	7,141
Communication Expenses	34,310
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,928
Professional Services	17,344
General Services	8,060
Repairs and Maintenance	4,448
Taxes, Insurance Premiums and Other Fees	742
Other Maintenance and Operating Expenses
Advertising Expenses	4,068
Printing and Publications Expenses	2,000
Representation Expenses	15,110
Transportation and Delivery Expenses	218
Rent/Lease Expenses	10,842
Subscription Expenses	5,864
Other Maintenance and Operating Expenses	75,195

Total Maintenance and Other Operating Expenses	300,334

Total Current Operating Expenditures	369,513

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,564
Machinery and Equipment Outlay	12,508
Intangible Assets Outlay	4,092

Total Capital Outlays	24,164

TOTAL NEW APPROPRIATIONS	393,677

B. BUREAU OF BROADCAST SERVICES

For general administration and support, and operations, as indicated hereunder	₱	378,072,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,283,000	₱	40,841,000	₱	12,600,000	₱	102,724,000
Operations		169,977,000		97,508,000		7,863,000		275,348,000

PUBLIC RADIO BROADCASTING PROGRAM		169,977,000		97,508,000		7,863,000		275,348,000

TOTAL NEW APPROPRIATIONS	₱	219,260,000	₱	138,349,000	₱	20,463,000		378,072,000

520	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Reporting and Posting Requirements. The Bureau of Broadcast Services (BBS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS: and

b. BBS’ website

The BBS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	34,900,000	₱	40,841,000	₱	12,600,000	₱	88,341,000
Administration of Personnel Benefits		14,383,000						14,383,000

Sub-total, General Administration and Support		49,283,000		40,841,000		12,600,000		102,724,000

Operations
Public Access, engagement and understanding of Presidential policies and government programs achieved		169,977,000		97,508,000		7,863,000		275,348,000

PUBLIC RADIO BROADCASTING PROGRAM		169,977,000		97,508,000		7,863,000		275,348,000

Production and transmission of various types of radio programs, including news and other special features		102,776,000		49,592,000		7,863,000		160,231,000
Maintenance and operation of radio stations nationwide		67,201,000		42,596,000				109,797,000
Provision of creative services for the production of radio dramas and other special programs				5,320,000				5,320,000

Sub-total, Operations		169,977,000		97,508,000		7,863,000		275,348,000

TOTAL NEW APPROPRIATIONS	₱	219,260,000	₱	138,349,000	₱	20,463,000	₱	378,072,000

APRIL 29, 2019	OFFICIAL GAZETTE	521
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	157,449

Total Permanent Positions	157,449

Other Compensation Common to All
Personnel Economic Relief Allowance	10,344
Representation Allowance	270
Transportation Allowance	270
Clothing and Uniform Allowance	2,586
Mid-Year Bonus - Civilian	13,121
Year End Bonus	13,121
Cash Gift	2,155
Step Increment	394
Productivity Enhancement Incentive	2,155

Total Other Compensation Common to All	44,416

Other Benefits
PAG-IBIG Contributions	517
PhilHealth Contributions	1,978
Employees Compensation Insurance Premiums	517
Retirement Gratuity	11,279
Terminal Leave	3,104

Total Other Benefits	17,395

Total Personnel Services	219,260

Maintenance and Other Operating Expenses
Travelling Expenses	5,791
Training and Scholarship Expenses	250
Supplies and Materials Expenses	9,289
Utility Expenses	32,073
Communication Expenses	13,953
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	34,455
General Services	22,945
Repairs and Maintenance	10,000
Taxes, Insurance Premiums and Other Fees	1,715
Other Maintenance and Operating Expenses
Advertising Expenses	90
Printing and Publication Expenses	70
Representation Expenses	3,255
Transportation and Delivery Expenses	300

522	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Rent/Lease Expenses	2,140
Membership Dues and Contribution to Organizations	460
Subscription Expenses	650
Donations	62
Other Maintenance and Operating Expenses	733

Total Maintenance and Other Operating Expenses	138,349

Total Current Operating Expenditures	357,609

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,120
Transportation Equipment Outlay	12,600
Intangible Assets Outlays	2,743

Total Capital Outlays	20,463

TOTAL NEW APPROPRIATIONS	378,072

C. BUREAU OF COMMUNICATIONS SERVICES

For general administration and support, and operations, as indicated hereunder	₱	35,555,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	9,263,000	₱	9,497,000	₱	150,000	₱	18,910,000
Operations		10,156,000		6,489,000				16,645,000

GOVERNMENT COMMUNICATIONS PROGRAM		10,156,000		6,489,000				16,645,000

TOTAL NEW APPROPRIATIONS	₱	19,419,000	₱	15,986,000	₱	150,000	₱	35,555,000

Special Provision(s)

1. Reporting and Posting Requirements. The Bureau of Communications Services (BCS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS: and

b. BCS’ website

The BCS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

APRIL 29, 2019	OFFICIAL GAZETTE	523
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	7,852,000	₱	9,497,000	₱	150,000	₱	17,499,000
Administration of Personnel Benefits		1,411,000						1,411,000

Sub-total, General Administration and Support		9,263,000		9,497,000		150,000		18,910,000

Operations
Public Access, engagement and understanding of Presidential policies and government programs achieved		10,156,000		6,489,000				16,645,000

GOVERNMENT COMMUNICATIONS PROGRAM		10,156,000		6,489,000				16,645,000

Development and production of special publications and audio-visual information/communication materials		8,101,000		1,041,000				9,142,000
Production and dissemination of print publications		2,055,000		3,538,000				5,593,000
Research, planning and evaluation				1,910,000				1,910,000

Sub-total, Operations		10,156,000		6,489,000				16,645,000

TOTAL NEW APPROPRIATIONS	₱	19,419,000	₱	15,986,000	₱	150,000	₱	35,555,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	13,592

Total Permanent Positions	13,592

524	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Compensation Common to All
Personnel Economic Relief Allowance	888
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	222
Mid-Year Bonus - Civilian	1,132
Year End Bonus	1,132
Cash Gift	185
Step Increment	34
Productivity Enhancement Incentive	185

Total Other Compensation Common to All	4,138

Other Benefits
PAG-IBIG Contributions	45
PhilHealth Contributions	153
Employees Compensation Insurance Premiums	45
Retirement Gratuity	1,278
Loyalty Award - Civilian	35
Terminal Leave	133

Total Other Benefits	1,689

Total Personnel Services	19,419

Maintenance and Other Operating Expenses
Travelling Expenses	350
Training and Scholarship Expenses	740
Supplies and Materials Expenses	3,772
Utility Expenses	1,860
Communication Expenses	1,262
Survey, Research, Exploration and Development Expenses	24
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	614
General Services	590
Repairs and Maintenance	945
Taxes, Insurance Premiums and Other Fees	120
Other Maintenance and Operating Expenses
Printing and Publication Expenses	503
Rent/Lease Expenses	3,822
Other Maintenance and Operating Expenses	1,266

Total Maintenance and Other Operating Expenses	15,986

Total Current Operating Expenditures	35,405

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	150

Total Capital Outlays	150

TOTAL NEW APPROPRIATIONS	35,555

APRIL 29, 2019	OFFICIAL GAZETTE	525
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

D. NATIONAL PRINTING OFFICE

For general administration and support, and operations, as indicated hereunder	₱	10,386,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	1,591,000			₱	1,591,000
Operations		8,795,000				8,795,000

NATIONAL PRINTING PROGRAM		8,795,000				8,795,000

TOTAL NEW APPROPRIATIONS	₱	10,386,000			₱	10,386,000

Special Provision(s)

1. Revolving Fund for the National Printing Office. The revolving fund constituted from income derived from the production and other printing activities of the National Printing Office (NPO) shall be used to cover its operating requirements consistent with Section 3 of E.O. No. 378 s. 2004. Disbursements shall be made in accordance with budgeting, accounting and auditing rules and regulations.

2. Appropriations for the National Printing Office. The amount of Ten Million Three Hundred Eighty Six Thousand Pesos (₱10,386,000) appropriated herein for Personnel Services shall be used exclusively for deficiencies in the payment of regular pay, allowances and benefits of NPO personnel. In no case shall said amount be used for any other purpose.

3. Reporting and Posting Requirements. The NPO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS: and

b. NPO’s website

The NPO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

526	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General management and supervision	₱	1,591,000	₱	1,591,000

Sub-total, General Administration and Support		1,591,000		1,591,000

Operations
Responsive and self-sustaining printing operations achived		8,795,000		8,795,000

NATIONAL PRINTING PROGRAM		8,795,000		8,795,000

Production, planning and control of printing and binding activities		598,000		598,000
Maintenance and repair of printing machines		658,000		658,000
Type setting, monotyping and photolithographic services		2,398,000		2,398,000
Press operation and cutting into standard forms and binding of printed materials		4,586,000		4,586,000
Storing, shipping and trucking of finished products		555,000		555,000

Sub-total, Operations		8,795,000		8,795,000

TOTAL NEW APPROPRIATIONS	₱	10,386,000	₱	10,386,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,277

Total Permanent Positions	9,277

Other Compensation Common to All
Personnel Economic Relief Allowance	792
Representation Allowance	48
Transportation Allowance	48
Step Increment	23

Total Other Compensation Common to All	911

APRIL 29, 2019	OFFICIAL GAZETTE	527
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Other Benefits
PAG-IBIG Contributions	40
PhilHealth Contributions	118
Employees Compensation Insurance Premiums	40

Total Other Benefits	198

Total Personnel Services	10,386

Total Current Operating Expenditures	10,386

TOTAL NEW APPROPRIATIONS	10,386

E. NEWS AND INFORMATION BUREAU

For general administration and support, and operations, as indicated hereunder	₱	117,718,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,849,000	₱	8,126,000	₱	1,380,000	₱	24,355,000
Operations		64,907,000		28,121,000		335,000		93,363,000

GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM		64,907,000		28,121,000		335,000		93,363,000

TOTAL NEW APPROPRIATIONS	₱	79,756,000	₱	36,247,000	₱	1,715,000	₱	117,718,000

Special Provision(s)

1. Reporting and Posting Requirements. The News and Information Bureau (NIB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS: and

b. NIB’s website

The NIB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

528	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	10,884,000	₱	8,126,000	₱	1,380,000	₱	20,390,000
Administration of Personnel Benefits		3,965,000						3,965,000

Sub-total, General Administration and Support		14,849,000		8,126,000		1,380,000		24,355,000

Operations
Public Access, engagement and understanding of Presidential policies and government programs achieved		64,907,000		28,121,000		335,000		93,363,000

GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM		64,907,000		28,121,000		335,000		93,363,000

Provision of media coverage of Presidential activities and media relations and accreditation		20,316,000		13,251,000		335,000		33,902,000
Provision of daily news and services to both local and foreign public on the activities of the government and the Presidency		44,591,000		14,870,000				59,461,000

Sub-total, Operations		64,907,000		28,121,000		335,000		93,363,000

TOTAL NEW APPROPRIATIONS	₱	79,756,000	₱	36,247,000	₱	1,715,000	₱	117,718,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	57,993

Total Permanent Positions	57,993

APRIL 29, 2019	OFFICIAL GAZETTE	529
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Other Compensation Common to All
Personnel Economic Relief Allowance	3,720
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	930
Mid-Year Bonus - Civilian	4,833
Year End Bonus	4,833
Cash Gift	775
Step Increment	144
Productivity Enhancement Incentive	775

Total Other Compensation Common to All	16,214

Other Benefits
PAG-IBIG Contributions	186
PhilHealth Contributions	745
Employees Compensation Insurance Premiums	186
Retirement Gratuity	3,602
Terminal Leave	363

Total Other Benefits	5,082

Non-Permanent Positions	467

Total Personnel Services	79,756

Maintenance and Other Operating Expenses
Travelling Expenses	7,766
Training and Scholarship Expenses	607
Supplies and Materials Expenses	7,959
Utility Expenses	3,861
Communication Expenses	4,641
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	7,195
General Services	1,113
Repairs and Maintenance	749
Taxes, Insurance Premiums and Other Fees	50
Other Maintenance and Operating Expenses
Advertising Expenses	1
Printing and Publication Expenses	521
Transportation and Delivery Expenses	106
Rent/Lease Expenses	1,554
Membership Dues and Contributions to Organizations	6

Total Maintenance and Other Operating Expenses	36,247

Total Current Operating Expenditures	116,003

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,380
Intangible Assets Outlays	335

Total Capital Outlays	1,715

TOTAL NEW APPROPRIATIONS	117,718

530	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

F. PHILIPPINE INFORMATION AGENCY

For general administration and support, and operations, as indicated hereunder	₱	319,730,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	38,714,000	₱	27,807,000	₱	8,415,000	₱	74,936,000
Operations		160,875,000		83,919,000				244,794,000

DEVELOPMENT COMMUNICATION PROGRAM		160,875,000		83,919,000				244,794,000

TOTAL NEW APPROPRIATIONS	₱	199,589,000	₱	111,726,000	₱	8,415,000	₱	319,730,000

Special Provision (s)

1. Dissemination of Climate Change-Related Information. The Philippine Information Agency (PIA), pursuant to its mandate under the Climate Change Act, shall disseminate information on climate change, local vulnerabilities and risk, relevant laws, and adaptation and mitigation measures. The PIA shall coordinate with the Climate Change Commission in the performance of this function.

2. Reporting and Posting Requirements. The Philippine Information Agency (PIA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS: and

b. PIA’s website

The PIA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	26,479,000	₱	25,142,000	₱	8,415,000	₱	60,036,000
Training of PIA personnel		5,775,000		2,665,000				8,440,000
Administration of Personnel Benefits		6,460,000						6,460,000

Sub-total, General Administration and Support		38,714,000		27,807,000		8,415,000		74,936,000

APRIL 29, 2019	OFFICIAL GAZETTE	531
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Operations
Public Access, engagement and understanding of Presidential policies and government programs achieved		160,875,000		83,919,000				244,794,000

DEVELOPMENT COMMUNICATION PROGRAM		160,875,000		83,919,000				244,794,000

Coordination, monitoring and evaluation		5,410,000		2,054,000				7,464,000
Communication research		10,906,000		3,531,000				14,437,000
Production of developmental information		13,876,000		12,688,000				26,564,000
Information systems development and maintenance		7,668,000		3,077,000				10,745,000
Dissemination of developmental information		112,337,000		57,571,000				169,908,000
Institutional networking and capability building		10,678,000		4,998,000				15,676,000

Sub-total, Operations		160,875,000		83,919,000				244,794,000

TOTAL NEW APPROPRIATIONS	₱	199,589,000	₱	111,726,000	₱	8,415,000	₱	319,730,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	147,970

Total Permanent Positions	147,970

Other Compensation Common to All
Personnel Economic Relief Allowance	8,928
Representation Allowance	1,152
Transportation Allowance	1,152
Clothing and Uniform Allowance	2,232
Mid-Year Bonus - Civilian	12,332
Year End Bonus	12,332
Cash Gift	1,860
Step Increment	369
Productivity Enhancement Incentive	1,860

Total Other Compensation Common to All	42,217

Other Benefits
PAG-IBIG Contributions	446
PhilHealth Contributions	1,745

532	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Employees Compensation Insurance Premiums	446
Loyalty Award-Civilian	305
Terminal Leave	6,460

Total Other Benefits	9,402

Total Personnel Services	199,589

Maintenance and Other Operating Expenses
Travelling Expenses	7,132
Training and Scholarship Expenses	2,594
Supplies and Materials Expenses	17,561
Utility Expenses	19,939
Communication Expenses	12,980
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	426
Professional Services	11,063
General Services	11,032
Repairs and Maintenance	8,905
Taxes, Insurance Premiums and Other Fees	1,363
Other Maintenance and Operating Expenses
Advertising Expenses	2,048
Printing and Publication Expenses	782
Representation Expenses	5,218
Transportation and Delivery Expenses	2,129
Rent/Lease Expenses	5,852
Membership Dues and Contributions to Organizations	96
Subscription Expenses	2,606

Total Maintenance and Other Operating Expenses	111,726

Total Current Operating Expenditures	311,315

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	3,234
Machinery and Equipment Outlay	3,915
Intangible Assets Outlays	1,266

Total Capital Outlays	8,415

TOTAL NEW APPROPRIATIONS	319,730

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

For general administration and support, and operations, as indicated hereunder	₱	200,217,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	533
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

PROGRAMS
General Administration and Support	₱	13,165,000	₱	12,861,000		₱	₱	26,026,000
Operations		41,271,000		122,920,000		10,000,000		174,191,000

PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM		41,271,000		122,920,000		10,000,000		174,191,000

TOTAL NEW APPROPRIATIONS	₱	54,436,000	₱	135,781,000	₱	10,000,000	₱	200,217,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Broadcast Staff (RTVM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS: and

b. PBS RTVM’s website

The PBS (RTVM) shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	13,165,000	₱	12,861,000	₱		₱	26,026,000

Sub-total, General Administration and Support		13,165,000		12,861,000				26,026,000

Operations
Public Access, engagement and understanding of Presidential policies and government programs achieved		41,271,000		122,920,000		10,000,000		174,191,000

PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM		41,271,000		122,920,000		10,000,000		174,191,000

Provision of audio/video coverage of Presidential events and the Executives for documentation and broadcast dissemination; and production of developmental communication programs for public information		41,271,000		122,920,000		10,000,000		174,191,000

Sub-total, Operations		41,271,000		122,920,000		10,000,000		174,191,000

TOTAL NEW APPROPRIATIONS	₱	54,436,000	₱	135,781,000	₱	10,000,000	₱	200,217,000

534	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,357

Total Permanent Positions	41,357

Other Compensation Common to All
Personnel Economic Relief Allowance	2,760
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	690
Mid-Year Bonus - Civilian	3,447
Year End Bonus	3,447
Cash Gift	575
Step Increment	103
Productivity Enhancement Incentive	575

Total Other Compensation Common to All	12,173

Other Benefits
PAG-IBIG Contributions	138
PhilHealth Contributions	500
Employees Compensation Insurance Premiums	138
Loyalty Award - Civilian	130

Total Other Benefits	906

Total Personnel Services	54,436

Maintenance and Other Operating Expenses
Travelling Expenses	82,612
Training and Scholarship Expenses	600
Supplies and Materials Expenses	8,420
Utility Expenses	1,330
Communication Expenses	7,144
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	10,634
General Services	2,410
Repairs and Maintenance	6,400
Taxes, Insurance Premiums and Other Fees	9,239
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	417
Representation Expenses	300

APRIL 29, 2019	OFFICIAL GAZETTE	535
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Rent/Lease Expenses	6,067
Subscription Expenses	70

Total Maintenance and Other Operating Expenses	135,781

Total Current Operating Expenditures	190,217

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	200,217

536	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)	₱	69,179,000	₱	300,334,000	₱	24,164,000	₱	393,677,000
B. BUREAU OF BROADCAST SERVICES		219,260,000		138,349,000		20,463,000		378,072,000
C. BUREAU OF COMMUNICATIONS SERVICES		19,419,000		15,986,000		150,000		35,555,000
D. NATIONAL PRINTING OFFICE		10,386,000						10,386,000
E. NEWS AND INFORMATION BUREAU		79,756,000		36,247,000		1,715,000		117,718,000
F. PHILIPPINE INFORMATION AGENCY		199,589,000		111,726,000		8,415,000		319,730,000
G. PRESIDENTIAL BROADCAST STAFF (RTVM)		54,436,000		135,781,000		10,000,000		200,217,000

TOTAL NEW APPROPRIATIONS, PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	₱	652,025,000	₱	738,423,000	₱	64,907,000	₱	1,455,355,000

APRIL 29, 2019	OFFICIAL GAZETTE	537
OTHER EXECUTIVE OFFICES

XXVII. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

For the operations, as indicated hereunder	₱	63,475,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations		₱	38,105,000	₱	25,370,000	₱	63,475,000

ANTI-MONEY LAUNDERING PROGRAM			38,105,000		25,370,000		63,475,000

TOTAL NEW APPROPRIATIONS		₱	38,105,000	₱	25,370,000	₱	63,475,000

Special Provision(s)

1. Reporting and Posting Requirements. The Anti-Money Laundering Council (AMLC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other means for reports not covered by the URS; and

(b) AMLC’s website.

The AMLC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime improved		₱	38,105,000	₱	25,370,000	₱	63,475,000

ANTI-MONEY LAUNDERING PROGRAM			38,105,000		25,370,000		63,475,000

Implementation of Anti-Money Laundering Program			38,105,000		25,370,000		63,475,000

Sub-total, Operations			38,105,000		25,370,000		63,475,000

TOTAL NEW APPROPRIATIONS		₱	38,105,000	₱	25,370,000	₱	63,475,000

538	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Travelling Expenses	192
Training and Scholarship Expenses	2,466
Supplies and Materials Expenses	911
Utility Expenses	709
Communication Expenses	520
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Professional Services	958
Repairs and Maintenance	5,143
Taxes, Insurance Premiums and Other Fees	192
Other Maintenance and Operating Expenses
Advertising Expenses	24
Representation Expenses	2,480
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	1,980
Subscription Expenses	12,030

Total Maintenance and Other Operating Expenses	38,105

Total Current Operating Expenditures	38,105

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,470
Transportation Equipment Outlay	4,800
Intangible Assets Outlay	18,100

Total Capital Outlays	25,370

TOTAL NEW APPROPRIATIONS	63,475

B. CLIMATE CHANGE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	113,834,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	24,322,000	₱	28,586,000	₱	6,450,000	₱	59,358,000
Operations		10,084,000		44,392,000				54,476,000

CLIMATE CHANGE POLICY AND ADVISORY PROGRAM		6,238,000		42,203,000				48,441,000

APRIL 29, 2019	OFFICIAL GAZETTE	539
OTHER EXECUTIVE OFFICES

RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		3,846,000		2,189,000				6,035,000

TOTAL NEW APPROPRIATIONS	₱	34,406,000	₱	72,978,000	₱	6,450,000	₱	113,834,000

Special Provision(s)

1. Technical Assistance and Capacity Building on Climate Risk Assessment and Development of Climate Change Adaptation and Mitigation Policies, Plans, and Programs. The Climate Change Commission (CCC), pursuant to its mandate, shall extend the necessary technical and capacity building assistance to all agencies of the government and local government units in the conduct of climate risk assessment and in the development of climate change adaptation and mitigation policies, plans, and programs. For this purpose, the CCC may also utilize the services of the international experts under the country’s official development assistance portfolio.

2. National Climate Risk Management Framework. The CCC, in coordination with relevant national government agencies, state universities and colleges, and other stakeholders, shall formulate and issue the National Climate Risk Management Framework to ensure alignment of strategies, programs, activities, projects, and budgets of government agencies and local government units with climate change adaptation and mitigation priorities for enhanced climate resilience.

3. National Water Policy Review. The CCC in coordination with the National Water Resources Board and other agencies concerned, shall initiate a National Water Policy Review in the context of climate change adaptation and in line with the updating of the National Climate Change Action Plan.

4. Nationally Determined Contribution. The CCC, in coordination with the National Economic and Development Authority and relevant agencies, shall facilitate the development of the Nationally Determined Contribution of the Philippines, pursuant to the Paris Agreement.

5. Reporting and Posting Requirements. The CCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) CCC’s website.

The CCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	24,322,000	₱	28,586,000	₱	6,450,000	₱	59,358,000

General Management and Supervision		24,322,000		28,586,000		6,450,000		59,358,000

Sub-total, General Administration and Support		24,322,000		28,586,000		6,450,000		59,358,000

Operations
Adaptive capacity of communities built, resilience of natural ecosystems to climate change increased, and mitigation opportunities towards sustainable development optimized		10,084,000		44,392,000				54,476,000

CLIMATE CHANGE POLICY AND ADVISORY PROGRAM		6,238,000		42,203,000				48,441,000

Coordination meetings with stakeholders		3,119,000		1,233,000				4,352,000

540	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Policy Development				13,264,000				13,264,000
Community Liaison		3,119,000		21,182,000				24,301,000
Training course development				416,000				416,000
Production of training and information materials/knowledge management				3,616,000				3,616,000
Delivery of training workshops				2,492,000				2,492,000
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM		3,846,000		2,189,000				6,035,000

Review of project proposals		3,846,000		1,571,000				5,417,000
Monitoring of research projects-in-progress				103,000				103,000
Publication and dissemination of results of completed projects				515,000				515,000

Sub-total, Operations		10,084,000		44,392,000				54,476,000

TOTAL NEW APPROPRIATIONS	₱	34,406,000	₱	72,978,000	₱	6,450,000	₱	113,834,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,353

Total Permanent Positions	26,353

Other Compensation Common to All
Personnel Economic Relief Allowance	936
Representation Allowance	864
Transportation Allowance	864
Clothing and Uniform Allowance	234
Mid-Year Bonus - Civilian	2,196
Year End Bonus	2,196
Cash Gift	195
Productivity Enhancement Incentive	195
Step Increment	66

Total Other Compensation Common to All	7,746

Other Benefits
PAG-IBIG Contributions	47
PhilHealth Contributions	213

APRIL 29, 2019	OFFICIAL GAZETTE	541
OTHER EXECUTIVE OFFICES

Employees Compensation Insurance Premiums	47

Total Other Benefits	307

Total Personnel Services	34,406

Maintenance and Other Operating Expenses
Travelling Expenses	6,280
Training and Scholarship Expenses	3,968
Supplies and Materials Expenses	15,482
Utility Expenses	1,709
Communication Expenses	1,207
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	828
Professional Services	12,851
General Services	3,700
Repairs and Maintenance	1,200
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	944
Printing and Publication Expenses	1,348
Representation Expenses	6,580
Transportation and Delivery Expenses	100
Rent/Lease Expenses	11,300
Subscription Expenses	300
Other Maintenance and Operating Expenses	4,481

Total Maintenance and Other Operating Expenses	72,978

Total Current Operating Expenditures	107,384

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,450

Total Capital Outlays	6,450

TOTAL NEW APPROPRIATIONS	113,834

C. COMMISSION ON FILIPINOS OVERSEAS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	124,369,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	5,641,000	₱	19,789,000	₱	5,705,000	₱	31,135,000
Operations		23,035,000		64,057,000		6,142,000		93,234,000

542	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

OVERSEAS FILIPINO WELFARE PROGRAM		23,035,000		64,057,000		6,142,000		93,234,000

TOTAL NEW APPROPRIATIONS	₱	28,676,000	₱	83,846,000	₱	11,847,000	₱	124,369,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission on Filipinos Overseas (CFO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) CFO’s website.

The CFO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	5,641,000	₱	19,789,000	₱	5,705,000	₱	31,135,000

Sub-total, General Administration and Support		5,641,000		19,789,000		5,705,000		31,135,000

Operations
Filipinos overseas are productive, well-integrated and active in local development initiatives		23,035,000		64,057,000		6,142,000		93,234,000

OVERSEAS FILIPINO WELFARE PROGRAM		23,035,000		64,057,000		6,142,000		93,234,000

Policy formulation, coordination, plan implementation of the Filipinos overseas program		23,035,000		38,968,000				62,003,000
Project(s)
Locally-Funded Project(s)				25,089,000		6,142,000		31,231,000

BaLinkBayan Portal				16,075,000		1,140,000		17,215,000
CFO Information System Improvement Project (CFO-ISIP)				9,014,000		5,002,000		14,016,000

Sub-total, Operations		23,035,000		64,057,000		6,142,000		93,234,000

TOTAL NEW APPROPRIATIONS	₱	28,676,000	₱	83,846,000	₱	11,847,000	₱	124,369,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

APRIL 29, 2019	OFFICIAL GAZETTE	543
OTHER EXECUTIVE OFFICES

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,182

Total Permanent Positions	22,182

Other Compensation Common to All
Personnel Economic Relief Allowance	1,200
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	300
Mid-Year Bonus - Civilian	1,849
Year End Bonus	1,849
Cash Gift	250
Productivity Enhancement Incentive	250
Step Increment	56

Total Other Compensation Common to All	6,114

Other Benefits
PAG-IBIG Contributions	60
PhilHealth Contributions	260
Employees Compensation Insurance Premiums	60

Total Other Benefits	380

Total Personnel Services	28,676

Maintenance and Other Operating Expenses
Travelling Expenses	5,870
Training and Scholarship Expenses	6,435
Supplies and Materials Expenses	6,569
Utility Expenses	5,100
Communication Expenses	12,693
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	454
Professional Services	12,351
General Services	12,260
Repairs and Maintenance	1,300
Taxes, Insurance Premiums and Other Fees	182
Other Maintenance and Operating Expenses
Advertising Expenses	89
Printing and Publication Expenses	2,500
Representation Expenses	300
Rent/Lease Expenses	14,833
Subscription Expenses	2,220
Donations	20
Other Maintenance and Operating Expenses	570

Total Maintenance and Other Operating Expenses	83,846

544	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Current Operating Expenditures	112,522

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	11,847

Total Capital Outlays	11,847

TOTAL NEW APPROPRIATIONS	124,369

D. COMMISSION ON HIGHER EDUCATION

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	51,491,252,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	60,518,000	₱	50,467,000	₱	17,465,000	₱	128,450,000
Support to Operations		9,827,000		16,062,000		52,707,000		78,596,000
Operations		342,091,000		50,704,356,000		237,759,000		51,284,206,000

HIGHER EDUCATION REGULATION PROGRAM		300,075,000		215,596,000		16,879,000		532,550,000
HIGHER EDUCATION DEVELOPMENT PROGRAM		42,016,000		50,488,760,000		220,880,000		50,751,656,000

TOTAL NEW APPROPRIATIONS	₱	412,436,000	₱	50,770,885,000	₱	307,931,000	₱	51,491,252,000

Special Provision(s)

1. Higher Education Development Fund. In addition to the amounts appropriated herein, Nine Hundred Seven Million Two Hundred Four Thousand Pesos (₱907,204,000) shall be used for the MODE requirements of the Commission sourced from:

(i)	travel tax collections of the Tourism Infrastructure and Enterprise Zone Authority;

(ii)	sales from the lotto operations of PCSO; and

(iii)	collections of the Professional Regulation Commission, constituted into the Higher Education Development Fund (HEDF) in accordance with Section 10 of R.A. No. 7722.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. 292, s. 1987.

In the overall programming of the HEDF, the CHED shall ensure that the full requirements of existing scholars are considered to guarantee their continuing funding. The CHED shall likewise prioritize courses aligned with global innovation platforms of Science, Technology, Engineering, Agri-fisheries and Mathematics (STEAM) as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure and other priority manufacturing industries in the grant of scholarships.

APRIL 29, 2019	OFFICIAL GAZETTE	545
OTHER EXECUTIVE OFFICES

2. Rationalization of SUCs Programs and Course Offerings. The CHED shall evaluate and rationalize all existing programs and course offerings of the SUCs to ensure that they are directly aligned with the SUC’s core mandate, consistent with its supervisory and regulatory functions. The CHED shall likewise evaluate requests for the opening of new programs and course offerings if they are within the core mandate of the SUC or fall under the fields of STEAM, which are considered as engines of agro-industrial growth.

3. Universal Access to Quality Tertiary Education. The amount appropriated herein for the Universal Access to Quality Tertiary Education shall be used to cover the cost of tertiary education for all Filippino students enrolled in SUCs, local universities and colleges and private higher education institutions pursuant to R.A. No. 10931 and its IRR. In no case shall more than three percent (3%) of the amount for tertiary education subsidy and student loan program be used as administrative cost; PROVIDED, That the amount of Twenty Five Million Pesos (₱25,000,000) of the allowed administrative cost may be used for Capital Outlays.

The Unified Student Financial Assistance System for Tertiary Education (UNIFAST) Board shall administer the amount appropriated herein which shall cover tuition and other school fees for academic year 2019.

The implementation of Tertiary Education Subsidy (TES) shall cover the existing or on-going grantees under the Tulong Dunong Program. Further, TES voucher shall be jointly managed by UNIFAST and the Private Education Assistance Committee (PEAC). A list of participating HEIs in the TES is posted in the UNIFAST and PEAC websites.

The Commission on Higher Education (CHED) shall synchronize the Academic Year (AY) of State Universities and Colleges (SUCs) and Local Universities and Colleges (LUCs) to a Fiscal Year (FY) starting FY 2020.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 963, R.A. No. 11260)

4. Tulong Dunong Program. The amount of Two Billion Six Hundred Fifty Five Million One Hundred Eight-Six Thousand Pesos (₱2,655,186,000) appropriated herein under Provision of Assistance and Incentives, Scholarships and Grants through Student Financial Assistance Programs shall be used for the grant of financial assistance to deserving students. In no case shall more than one percent (1%) of said amount be used for administrative expenses.

5. Private Education Student Financial Assistance (PESFA). The amount of One Billion One Hundred Thirty Million Nine Hundred Eighty Five Thousand Pesos (₱1,130,985,000) appropriated herein under the provision of Assistance and Incentives, Scholarships and Grants through Student Financial Assistance Program shall be used as scholarship for students enrolled in private higher education pursuant to R.A. No. 8545, otherwise known as “Expanded Government Assistance to Students and Teachers in Private Education Act.”

The CHED shall ensure that the full requirements of existing scholars are considered to guarantee continued funding.

6. Scholarship Grants for Dependents of Sugar Industry Workers. The amount of Sixty Five Million One Hundred Forty Seven Thousand Pesos (₱65,147,000) under Provision of Assistance, Incentives, Scholarships and Grants through Student Financial Assistance Program shall be used as scholarship grants for dependents of sugar industry workers and small farmers pursuant to R.A. No. 10659.

7. Agriculture and Fisheries Modernization Program. The amount of Seventeen Million Seven Hundred Ninety Eight Thousand Pesos (₱17,798,000) appropriated herein for the Development of Standards for Higher Education Programs and Institutions shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program.

8. K TO 12 Transition Program. The amount of Three Billion Twenty Six Million Five Hundred Forty Thousand Pesos (₱3,026,540,000) appropriated herein shall be used to cover the requirements of the K to 12 Transition Program.

9. Cash Grants to Medical Students. The amount appropriated herein for the cash grants to medical students shall be used exclusively for the grant of tuition fee subsidy and financial assistance to all students enrolled in SUCs offering Doctor of Medicine Program.

The release of funds shall be subject to the guidelines to be issued by the DBM and CHED in consultation with the concerned SUCs, PROVIDED, That the appropriations shall be divided equitably and shall be based on the actual number of medical students enrolled in the Doctor of Medicine Program in SUCs.

10. Inclusion of Environment, Climate Change Adaption and Mitigation, and Culture in the Curriculum. SUCs, in coordination with the Climate Change Commission, shall ensure that the following are integrated in the school curriculum to be taught and promoted:

a. Laws on the Protection of the Environment, and Climate Change Adaption and Mitigation;

b. Environmental Awareness and Protection;

c. The National Service Training Program (NSTP);

d. Indigenous Knowledge Systems pertaining to agriculture, environment and cultural heritage, both tangible and intangible; and

e. Climate and Disaster Risk Assessment.

11. Reporting and Posting Requirements. The CHED shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a. Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b. CHED’s website.

The CHED shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

546	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	45,708,000	₱	48,862,000	₱	17,465,000	₱	112,035,000

National Capital Region (NCR)		45,708,000		48,862,000		17,465,000		112,035,000

Central Office		45,708,000		48,862,000		17,465,000		112,035,000

Administration of Personnel Benefits		10,245,000						10,245,000

National Capital Region (NCR)		3,072,000						3,072,000

Central Office		3,072,000						3,072,000
Region I - Ilocos		435,000						435,000

Regional Office - I		435,000						435,000
Region III - Central Luzon		3,731,000						3,731,000

Regional Office - III		3,731,000						3,731,000
Region VII - Central Visayas		578,000						578,000

Regional Office - VII		578,000						578,000
Region IX - Zamboanga Peninsula		1,867,000						1,867,000

Regional Office - IX		1,867,000						1,867,000
Region X - Northern Mindanao		220,000						220,000

Regional Office - X		220,000						220,000
Region XIII - CARAGA		342,000						342,000

Regional Office - XIII		342,000						342,000
Management of receipts and payments in relation to Higher Education Development Fund		4,565,000		1,605,000				6,170,000

National Capital Region (NCR)		4,565,000		1,605,000				6,170,000

Central Office		4,565,000		1,605,000				6,170,000

Sub-total, General Administration and Support		60,518,000		50,467,000		17,465,000		128,450,000

APRIL 29, 2019	OFFICIAL GAZETTE	547
OTHER EXECUTIVE OFFICES

Support to Operations
Provision of Legal Services	9,827,000	1,880,000		11,707,000

National Capital Region (NCR)	9,827,000	1,880,000		11,707,000

Central Office	9,827,000	1,880,000		11,707,000
Project(s)
Locally-Funded Project(s)		14,182,000	52,707,000	66,889,000

Implementation of the Information System Strategic Plan (ISSP)		14,182,000	52,707,000	66,889,000

National Capital Region (NCR)		14,182,000	52,707,000	66,889,000

Central Office		14,182,000	52,707,000	66,889,000

Sub-total, Support to Operations	9,827,000	16,062,000	52,707,000	78,596,000

Operations
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners, innovators, job creators and entrepreneurs for inclusive growth	342,091,000	50,704,356,000	237,759,000	51,284,206,000

HIGHER EDUCATION REGULATION PROGRAM	300,075,000	215,596,000	16,879,000	532,550,000

Monitoring and evaluation of performance of higher education programs	256,800,000	84,427,000	11,379,000	352,606,000

National Capital Region (NCR)	18,575,000	10,967,000		29,542,000

Regional Office - NCR	18,575,000	10,967,000		29,542,000
Region I - Ilocos	16,075,000	5,759,000	2,241,000	24,075,000

Regional Office - I	16,075,000	5,759,000	2,241,000	24,075,000
Cordillera Administrative Region (CAR)	14,793,000	3,805,000	2,228,000	20,826,000

Regional Office - CAR	14,793,000	3,805,000	2,228,000	20,826,000
Region II - Cagayan Valley	13,354,000	3,139,000		16,493,000

Regional Office - II	13,354,000	3,139,000		16,493,000
Region III - Central Luzon	17,336,000	4,701,000		22,037,000

Regional Office - Ill	17,336,000	4,701,000		22,037,000
Region IVA - CALABARZON	16,313,000	4,793,000		21,106,000

Regional Office - IVA	16,313,000	4,793,000		21,106,000

548	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVB - MINAROPA	10,387,000	3,834,000		14,221,000

Regional Office - IVB	10,387,000	3,834,000		14,221,000
Region V - Bicol	17,340,000	4,045,000		21,385,000

Regional Office - V	17,340,000	4,045,000		21,385,000
Region VI - Western Visayas	20,138,000	6,129,000		26,267,000

Regional Office - VI	20,138,000	6,129,000		26,267,000
Region VII - Central Visayas	17,173,000	6,684,000		23,857,000

Regional Office - VII	17,173,000	6,684,000		23,857,000
Region VIII - Eastern Visayas	16,864,000	4,299,000	2,000,000	23,163,000

Regional Office - VIII	16,864,000	4,299,000	2,000,000	23,163,000
Region IX - Zamboanga Peninsula	18,211,000	6,085,000	1,410,000	25,706,000

Regional Office - IX	18,211,000	6,085,000	1,410,000	25,706,000
Region X - Northern Mindanao	17,737,000	5,381,000		23,118,000

Regional Office - X	17,737,000	5,381,000		23,118,000
Region XI - Davao	16,427,000	6,805,000		23,232,000

Regional Office - XI	16,427,000	6,805,000		23,232,000
Region XII - SOCCSKSARGEM	14,019,000	3,736,000		17,755,000

Regional Office - XII	14,019,000	3,736,000		17,755,000
Region XIII - CARAGA	12,058,000	4,265,000	3,500,000	19,823,000

Regional Office - XIII	12,058,000	4,265,000	3,500,000	19,823,000
Development of standards of excellence for higher education programs and institutions	28,376,000	120,471,000	5,000,000	153,847,000

National Capital Region (NCR)	28,376,000	120,471,000	5,000,000	153,847,000

Central Office	28,376,000	120,471,000	5,000,000	153,847,000
Development of standards and monitoring of Expanded Tertiary Education Equivalency Accreditation Program (ETEEAP) and Ladderized Education Program and other non-conventional higher education programs	4,670,000	3,201,000		7,871,000

National Capital Region (NCR)	4,670,000	3,201,000		7,871,000

Central Office	4,670,000	3,201,000		7,871,000
Provision of appropriate incentives to quality HEIs and programs	10,229,000	7,497,000	500,000	18,226,000

APRIL 29, 2019	OFFICIAL GAZETTE	549
OTHER EXECUTIVE OFFICES

National Capital Region (NCR)	10,229,000	7,497,000	500,000	18,226,000

Central Office	10,229,000	7,497,000	500,000	18,226,000
HIGHER EDUCATION DEVELOPMENT PROGRAM	42,016,000	50,488,760,000	220,880,000	50,751,656,000

Formulation of higher education plans, directions, priorities and policies	21,585,000	6,469,000		28,054,000

National Capital Region (NCR)	21,585,000	6,469,000		28,054,000

Central Office	21,585,000	6,469,000		28,054,000
Development of strategies and schemes to establish linkages with international institutions of higher learning	4,971,000	4,512,000		9,483,000

National Capital Region (NCR)	4,971,000	4,512,000		9,483,000

Central Office	4,971,000	. 4,512,000		9,483,000
Provision of assistance to HEIs for K to 12 Transition Programs		639,392,000		639,392,000

National Capital Region (NCR)		639,392,000		639,392,000

Central Office		639,392,000		639,392,000
Provision of assistance and incentives, scholarships and grants through Student Financial Assistance Programs		4,172,115,000		4,172,115,000

National Capital Region (NCR)		4,172,115,000		4,172,115,000

Central Office		4,172,115,000		4,172,115,000
Provision of scholarship to faculty members and HEI administrators		2,537,148,000		2,537,148,000

National Capital Region (NCR)		2,537,148,000		2,537,148,000

Central Office		2,537,148,000		2,537,148,000
Formulation of policies and guidelines on student affairs and provision of student services	15,460,000	10,625,000		26,085,000

National Capital Region (NCR)	15,460,000	10,625,000		26,085,000

Central Office	15,460,000	10,625,000		26,085,000
Development of policies for Unified Student Financial Assistance System in Tertiary Education Program		14,449,000		14,449,000

National Capital Region (NCR)		14,449,000		14,449,000

Central Office		14,449,000		14,449,000
Universal Access to Quality Tertiary Education		42,491,767,000	25,000,000	42,516,767,000

550	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)				42,491,767,000		25,000,000		42,516,767,000

Central Office				42,491,767,000		25,000,000		42,516,767,000
Project(s)
Locally-Funded Project(s)				612,293,000		195,880,000		808,163,000

Research and Scholarship Project				445,283,000		195,880,000		641,163,000

National Capital Region (NCR)				445,283,000		195,880,000		641,163,000

Central Office				445,283,000		195,880,000		641,163,000
Subsidy for Tuition Fees of Medical Students in State Universities and Colleges				167,000,000				167,000,000

National Capital Region (NCR)				167,000,000				167,000,000

Central Office				167,000,000				167,000,000

Sub-total, Operations		342,091,000		50,704,356,000		237,759,000		51,284,206,000

TOTAL NEW APPROPRIATIONS	₱	412,436,000	₱	50,770,885,000	₱	307,931,000	₱	51,491,252,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	309,020

Total Permanent Positions	309,020

Other Compensation Common to All
Personnel Economic Relief Allowance	13,008
Representation Allowance	6,102
Transportation Allowance	6,102
Clothing and Uniform Allowance	3,252
Honoraria	722
Mid-Year Bonus - Civilian	25,753
Year End Bonus	25,753
Cash Gift	2,710
Productivity Enhancement Incentive	2,710
Step Increment	773

Total Other Compensation Common to All	86,885

APRIL 29, 2019	OFFICIAL GAZETTE	551
OTHER EXECUTIVE OFFICES

Other Compensation for Specific Groups
Anniversary Bonus-Civilian	1,626

Total Other Compensation for Specific Groups	1,626

Other Benefits
PAG-IBIG Contributions	650
PhilHealth Contributions	2,890
Employees Compensation Insurance Premiums	650
Loyalty Award-Civilian	470
Terminal Leave	10,245

Total Other Benefits	. 14,905

Total Personnel Services	412,436

Maintenance and Other Operating Expenses
Travelling Expenses	53,711
Training and Scholarship Expenses	8,010
Supplies and Materials Expenses	26,837
Utility Expenses	25,033
Communication Expenses	18,145
Awards/Rewards and Prizes	8,910
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,801
Professional Services	131,465
General Services	22,599
Repairs and Maintenance	7,462
Taxes, Insurance Premiums and Other Fees	3,005
Other Maintenance and Operating Expenses
Advertising Expenses	1,708
Printing and Publication Expenses	3,865
Representation Expenses	36,006
Transportation and Delivery Expenses	174
Rent/Lease Expenses	20,126
Membership Dues and Contributions to Organizations	411
Subscription Expenses	9,055
Donations	50,282,652
Other Maintenance and Operating Expenses	106,910

Total Maintenance and Other Operating Expenses	50,770,885

Total Current Operating Expenditures	51,183,321

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	28,544
Machinery and Equipment Outlay	267,747
Furniture, Fixtures and Books Outlay	7,500
Transportation Equipment Outlay	3,000
Intangible Assets Outlay	1,140

Total Capital Outlays	307,931

TOTAL NEW APPROPRIATIONS	51,491,252

552	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

E. COMMISSION ON THE FILIPINO LANGUAGE

For general administration and support, and operations, as indicated hereunder	₱	140,868,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	7,782,000	₱	38,113,000	₱	39,220,000	₱	85,115,000
Operations		34,915,000		20,838,000				55,753,000

FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM		34,915,000		20,838,000				55,753,000

TOTAL NEW APPROPRIATIONS	₱	42,697,000	₱	58,951,000	₱	39,220,000	₱	140,868,000

Special Provision(s)

1. Reporting and Posting Requirements. The Commission an the Filipino Language (CFL) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) CFL’s website.

The CFL shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	7,782,000	₱	38,113,000	₱	39,220,000	₱	85,115,000

Sub-total, General Administration and Support		7,782,000		38,113,000		39,220,000		85,115,000

APRIL 29, 2019	OFFICIAL GAZETTE	553
OTHER EXECUTIVE OFFICES

Operations
Filipino and other Philippine languages preserved, enriched, and promoted		34,915,000		20,838,000				55,753,000

FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM		34,915,000		20,838,000				55,753,000

Policy Advisory on Filipino and other Philippine languages		19,733,000		3,879,000				23,612,000
Promotion and enrichment of Filipino and other Philippine languages		15,182,000		16,959,000				32,141,000

Sub-total, Operations		34,915,000		20,838,000				55,753,000

TOTAL NEW APPROPRIATIONS	₱	42,697,000	₱	58,951,000	₱	39,220,000	₱	140,868,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,755

Total Permanent Positions	32,755

Other Compensation Common to All
Personnel Economic Relief Allowance	1,296
Representation Allowance	672
Transportation Allowance	672
Clothing and Uniform Allowance	324
Honoraria	477
Mid-Year Bonus - Civilian	2,730
Year End Bonus	2,730
Cash Gift	270
Productivity Enhancement Incentive	270
Step Increment	82

Total Other Compensation Common to All	9,523

Other Benefits
PAG-IBIG Contributions	65
PhilHealth Contributions	289
Employees Compensation Insurance Premiums	65

Total Other Benefits	419

Total Personnel Services	42,697

554	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	5,075
Training and Scholarship Expenses	3,271
Supplies and Materials Expenses	3,248
Utility Expenses	1,900
Communication Expenses	1,375
Awards/Rewards and Prizes	900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	828
Professional Services	4,227
General Services	2,096
Repairs and Maintenance	195
Taxes, Insurance Premiums and Other Fees	3,975
Other Maintenance and Operating Expenses
Advertising Expenses	1,064
Printing and Publication Expenses	1,850
Representation Expenses	329
Transportation and Delivery Expenses	100
Rent/Lease Expenses	28,388
Subscription Expenses	130

Total Maintenance and Other Operating Expenses	58,951

Total Current Operating Expenditures	101,648

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,000
Machinery and Equipment Outlay	1,220

Total Capital Outlays	39,220

TOTAL NEW APPROPRIATIONS	140,868

F. DANGEROUS DRUGS BOARD

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	301,741,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	27,184,000	₱	24,602,000	₱	14,365,000	₱	66,151,000
Support to Operations		9,638,000		58,042,000		3,580,000		71,260,000

APRIL 29, 2019	OFFICIAL GAZETTE	555
OTHER EXECUTIVE OFFICES

Operations		18,176,000		143,404,000		2,750,000		164,330,000

DRUG ABUSE PREVENTION AND CONTROL PROGRAM		18,176,000		143,404,000		2,750,000		164,330,000

TOTAL NEW APPROPRIATIONS	₱	54,998,000	₱	226,048,000	₱	20,695,000	₱	301,741,000

Special Provision(s)

1. Collections for Drug Rehabilitation Activities. In addition to the amounts appropriated herein, the following shall be the fund sources of the Board and shall be utilized for the following:

(a) All receipts derived from fines, fees and other income authorized and imposed under Republic Act No. 9165. including the following as specified by Section 87, Article X of Republic Act No. 9165:

(i) Ten percent (10%) of all unclaimed and forfeited sweepstakes and lotto prizes but not loss than Twelve Million Pesos (₱12,000,000,00) per year from the Philippine Charity Sweepstakes Office for the implementation of Section 81 of the Act, PROVIDED, that at least fifty percent (50%) thereof shall be reserved for assistance to government-owned and/or operated rehabilitation centers:

(ii) Five Million Pesos (₱5,000,000.00) a month from the National Government share in the income of the Philippine Amusement and Gaming Corporation for the implementation of Section 81 of the Act, and for the establishment, maintenance and operations of drug rehabilitation centers; and

(b) Twenty-five percent (25%) gross receipts from breakage by the Philippine Racing Commission in accordance with Republic Act No. 6332; The Manila Jockey Club, Inc. pursuant to Republic Act No. 6631; and the Metro Manila Turf Club under Republic Act No. 7978 For the rehabilitation of drug dependents.

Release of the funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5. Book VI of E.O. No. 292, s. 1987. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019, Volume I-B, page 962-963, R.A. No. 1 1260)

2. Reporting and Posting Requirements. The Dangerous Drugs Board (DDB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DDB’s website.

The DDB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts or conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,241,000	₱	24,602,000	₱	14,365,000	₱	65,208,000
Administration of Personnel Benefits		943,000						943,000

Sub-total, General Administration and Support		27,184,000		24,602,000		14,365,000		66,151,000

Support to Operations
Program monitoring and evaluation		9,638,000		58,042,000		3,580,000		71,260,000

Sub-total, Support to Operations		9,638,000		58,042,000		3,580,000		71,260,000

556	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
The illegal use of dangerous drugs by Filipinos is prevented and controlled		18,176,000		143,404,000		2,750,000		164,330,000

DRUG ABUSE PREVENTION AND CONTROL PROGRAM		18,176,000		143,404,000		2,750,000		164,330,000

Policy formulation and other issuances through the conduct of surveys / researches / studies on drug related issues and concerns		8,390,000		88,980,000		1,250,000		98,620,000
Development and implementation of advocacies / information programs and production of IEC materials on Drug Abuse Prevention and Control		4,527,000		27,727,000				32,254,000
Conduct of capacity building programs for stakeholders		5,259,000		19,078,000				24,337,000
Project(s)
Locally-Funded Project(s)				7,619,000		1,500,000		9,119,000

Integrated Drug Monitoring and Reporting Information System				4,074,000				4,074,000
Integrated Drug Abuse Data and Information Network (IDADIN)				2,545,000		1,400,000		3,945,000
Drug Information Portal				1,000,000		100,000		1,100,000

Sub-total, Operations		18,176,000		143,404,000		2,750,000		164,330,000

TOTAL NEW APPROPRIATIONS	₱	54,998,000	₱	226,048,000	₱	20,695,000	₱	301,741,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,101

Total Permanent Positions	40,101

Other Compensation Common to All
Personnel Economic Relief Allowance	2,208
Representation Allowance	816
Transportation Allowance	564
Clothing and Uniform Allowance	552
Honoraria	191
Mid-Year Bonus - Civilian	3,342
Year End Bonus	3,342
Cash Gift	460
Per Diems	70

APRIL 29, 2019	OFFICIAL GAZETTE	557
OTHER EXECUTIVE OFFICES

Productivity Enhancement Incentive	460
Step increment	100

Total Other Compensation Common to All	12,105

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,230

Total Other Compensation for Specific Groups	1,230

Other Benefits
PAG-IBIG Contributions	111
PhilHealth Contributions	397
Employees Compensation Insurance Premiums	111
Terminal Leave	943

Total Other Benefits	1,562

Total Personnel Services	54,990

Maintenance and Other Operating Expenses
Travelling Expenses	5,030
Training and Scholarship Expenses	77,545
Supplies and Materials Expenses	13,271
Utility Expenses	5,530
Communication Expenses	3,196
Survey, Research, Exploration and Development Expenses	75,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,140
Professional Services	8,059
General Services	3,060
Repairs and Maintenance	4,944
Taxes, Insurance Premiums and Other Fees	240
Other Maintenance and Operating Expenses
Advertising Expenses	2,070
Printing and Publication Expenses	2,954
Representation Expenses	3,729
Rent/Lease Expenses	1,265
Membership Dues and Contributions to Organizations	70
Subscription Expenses	655
Other Maintenance and Operating Expenses	18,290

Total Maintenance and Other Operating Expenses	226,048

Total Current Operating Expenditures	281,046

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,695
Transportation Equipment Outlay	11,000

Total Capital Outlays	20,695

TOTAL NEW APPROPRIATIONS	301,741

558	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

G. ENERGY REGULATORY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	678,032,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	85,654,000	₱	215,788,000	₱	92,606,000	₱	394,048,000
Operations		105,885,000		149,302,000		28,797,000		283,984,000

ELECTRIC POWER INDUSTRY REGULATORY PROGRAM		105,885,000		149,302,000		28,797,000		283,984,000

TOTAL NEW APPROPRIATIONS	₱	191,539,000	₱	365,090,000	₱	121,403,000	₱	678,032,000

Special Provision(s)

1. Reporting and Posting Requirements. The Energy Regulatory Commission (ERC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) ERC’s website.

The ERC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,572,000	₱	215,788,000	₱	92,606,000	₱	392,966,000
Administration of Personnel Benefits		1,082,000						1,082,000

Sub-total, General Administration and Support		85,654,000		215,788,000		92,606,000		394,048,000

Operations
Quality and reliability of electricity supply, and reasonable pricing ensured		105,885,000		149,302,000		28,797,000		283,984,000

APRIL 29, 2019	OFFICIAL GAZETTE	559
OTHER EXECUTIVE OFFICES

ELECTRIC POWER INDUSTRY REGULATORY PROGRAM		105,885,000		149,302,000		28,797,000		283,984,000

Regulation of energy related industries through screening and registration		35,902,000		87,390,000		4,012,000		127,304,000
Enforcement of rules and regulations		16,146,000		6,857,000		710,000		23,713,000
Monitoring of regulated entities		13,313,000		15,895,000		1,155,000		30,363,000
Consumer Education and Protection Program		40,524,000		39,160,000		22,920,000		102,604,000

Sub-total, Operations		105,885,000		149,302,000		28,797,000		283,984,000

TOTAL NEW APPROPRIATIONS	₱	191,539,000	₱	365,090,000	₱	121,403,000	₱	678,032,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	149,496

Total Permanent Positions	149,496

Other Compensation Common to All
Personnel Economic Relief Allowance	5,352
Representation Allowance	2,466
Transportation Allowance	2,466
Clothing and Uniform Allowance	1,338
Mid-Year Bonus - Civilian	12,458
Year End Bonus	12,458
Cash Gift	1,115
Productivity Enhancement Incentive	1,115
Step Increment	367

Total Other Compensation Common to All	39,135

Other Benefits
PAG-IBIG Contributions	267
PhilHealth Contributions	1,292
Employees Compensation Insurance Premiums	267
Terminal Leave	1,082

Total Other Benefits	2,908

Total Personnel Services	191,539

Maintenance and Other Operating Expenses
Travelling Expenses	26,202
Training and Scholarship Expenses	25,441

560	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Supplies and Materials Expenses	35,300
Utility Expenses	11,500
Communication Expenses	18,565
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	15,000
Extraordinary and Miscellaneous Expenses	2,200
Professional Services	119,450
General Services	16,345
Repairs and Maintenance	12,050
Taxes, Insurance Premiums and Other Fees	1,500
Other Maintenance and Operating Expenses
Advertising Expenses	2,700
Printing and Publication Expenses	550
Rent/Lease Expenses	47,474
Subscription Expenses	30,813

Total Maintenance and Other Operating Expenses	365,090

Total Current Operating Expenditures	556,629

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,000
Machinery and Equipment Outlay	88,873
Transportation Equipment Outlay	11,500
Furniture, Fixtures and Books Outlay	20,030

Total Capital Outlays	121,403

TOTAL NEW APPROPRIATIONS	678,032

H. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	134,078,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	9,171,000	₱	16,282,000	₱		₱	25,453,000
Operations		17,099,000		72,306,000		19,220,000		108,625,000

FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		15,527,000		62,793,000		8,720,000		87,040,000
FILM HERITAGE PRESERVATION PROGRAM		1,572,000		9,513,000		10,500,000		21,585,000

TOTAL NEW APPROPRIATIONS	₱	26,270,000	₱	88,588,000	₱	19,220,000	₱	134,078,000

APRIL 29, 2019	OFFICIAL GAZETTE	561
OTHER EXECUTIVE OFFICES

Special Provision(s)

1. Income from Amusement Tax and other Fees and Charges. In addition to the amounts appropriated herein, the following amounts shall be used for the MODE and Capital Outlay requirements of the Film Development Council of the Philippines (FDCP):

(a)	Eight Hundred Sixty Thousand Pesos (₱860.000) sourced free collections of fees and charges in accordance with Section 16 (b) of R.A. No. 9167; and

(b)

Sixty Nine Million Pesos (₱69,000,000) sourced from amusement taxes remitted by LGUs for films graded “A” and “B”. The amount of amusement tax for films graded “B” shall be allocated as follows: (i) thirty-five percent (35%) for FDCP; and (ii) sixty-five percent (65%) as incentives to the producers of graded “B” films in accordance with Sections 13 (a) (2) and 16 (a) of R.A. No. 9167.

Likewise, the Film Fund shall be utilized by the FDCP to provide financing to Filipino producers in the form of equity investment in film production sourced from collections from amusement tax in accordance with Permanent Committee Resolution No. 01-2006 dated November 15, 2006.

In no case shall said amounts be used for the purchase of motor vehicles.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The FDCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) FDCP’s website.

The FDCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,109,000	₱	16,282,000	₱		₱	25,391,000
Administration of Personnel Benefits		62,000						62,000

Sub-total, General Administration and Support		9,171,000		16,282,000				25,453,000

Operations
Local films quality upgraded		15,527,000		62,793,000		8,720,000		87,040,000

FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM		15,527,000		62,793,000		8,720,000		87,040,000

Administration of tax incentive system		6,508,000		867,000				7,375,000
Film industry promotion and development		9,019,000		61,926,000		8,720,000		79,665,000
Film heritage preserved and protected		1,572,000		9,513,000		10,500,000		21,585,000

FILM HERITAGE PRESERVATION PROGRAM		1,572,000		9,513,000		10,500,000		21,585,000

Film preservation		1,572,000		9,513,000		2,000,000		13,085,000

562	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)						8,500 ,000		8,500,000

Construction of New Cinematheque Structures in Antique						8,500,000		8,500,000

Sub-total, Operations		17,099,000		72,306,000		19,220,000		108,625,000

TOTAL NEW APPROPRIATIONS	₱	26,270,000	₱	88,588,000	₱	19,220,000	₱	134,078,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	12,802

Total Permanent Positions	12,802

Other Compensation Common to All
Personnel Economic Relief Allowance	456
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	114
Honoraria	4,285
Mid-Year Bonus - Civilian	1,067
Year End Bonus	1,067
Cash Gift	95
Productivity Enhancement Incentive	95
Step Increment	31

Total Other Compensation Common to All	8,050

Other Benefits
PAG-IBIG Contributions	24
PhilHealth Contributions	104
Employees Compensation Insurance Premiums	24
Terminal Leave	62

Total Other Benefits	214

Non-Permanent Positions	5,204

Total Personnel Services	26,270

Maintenance and Other Operating Expenses
Travelling Expenses	10,000
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	3,119

APRIL 29, 2019	OFFICIAL GAZETTE	563
OTHER EXECUTIVE OFFICES

Utility Expenses	2,050
Communication Expenses	2,051
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	278
Professional Services	9,750
Repairs and Maintenance	5,180
Financial Assistance/Subsidy	39,000
Taxes, Insurance Premiums and Other Fees	813
Other Maintenance and Operating Expenses
Advertising Expenses	757
Printing and Publication Expenses	250
Representation Expenses	2,996
Transportation and Delivery Expenses	685
Rent/Lease Expenses	9,886
Membership Dues and Contributions to Organizations	339
Subscription Expenses	260
Other Maintenance and Operating Expenses	174

Total Maintenance and Other Operating Expenses	88,588

Total Current Operating Expenditures	114,858

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	8,500
Machinery and Equipment Outlay	2,000
Intangible Assets Outlay	8,720

Total Capital Outlays	19,220

TOTAL NEW APPROPRIATIONS	134,078

I. GAMES AND AMUSEMENTS BOARD

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	138,585,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS General Administration and Support	₱	33,282,000	₱	41,751,000	₱	2,855,000	₱	77,888,000
Operations		42,132,000		18,565,000				60,697,000

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM		42,132,000		18,565,000				60,697,000

TOTAL NEW APPROPRIATIONS	₱	75,414,000	₱	60,316,000	₱	2,855,000	₱	138,585,000

564	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Income from Admission Receipts and Radio, Television and Motion Picture Rights. In addition to the amounts appropriated herein, Nine Million Five Hundred Thousand Pesos (₱9,500,000) shall be used to augment the MODE of Games and Amusements Board (GAB) sourced from three percent (3%) of the gross gate receipts and income from television, radio and motion picture rights of all professional games under the supervision and regulation of the GAB in accordance with Section 8 of P.D. No. 871.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The GAB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) GAB’s website.

The GAB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	31,188,000	₱	41,751,000	₱	2,855,000	₱	75,794,000
Administration of Personnel Benefits		2,094,000						2,094,000

Sub-total, General Administration and Support		33,282,000		41,751,000		2,855,000		77,888,000

Operations
Fair and safe professional sports and games developed		42,132,000		18,565,000				60,697,000

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM		42,132,000		18,565,000				60,697,000

Supervision of Professional Games and Amusements		25,648,000		1,499,000				27,147,000
Supervision of Betting During House Racing		16,484,000		1,066,000				17,550,000
Project(s)
Locally-Funded Project(s)				16,000,000				16,000,000

Hosting of Professional Sports Summit				16,000,000				16,000,000

Sub-total, Operations		42,132,000		18,565,000				60,697,000

TOTAL NEW APPROPRIATIONS	₱	75,414,000	₱	60,316,000	₱	2,855,000	₱	138,585,000

APRIL 29, 2019	OFFICIAL GAZETTE	565
OTHER EXECUTIVE OFFICES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,283

Total Permanent Positions	55,283

Other Compensation Common to All
Personnel Economic Relief Allowance	3,576
Representation Allowance	696
Transportation Allowance	696
Clothing and Uniform Allowance	894
Mid-Year Bonus - Civilian	4,607
Year End Bonus	4,607
Cash Gift	745
Productivity Enhancement Incentive	745
Step Increment	138

Total Other Compensation Common to All	16,704

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	358

Total Other Compensation for Specific Groups	358

Other Benefits
PAG-IBIG Contributions	179
PhilHealth Contributions	617
Employees Compensation Insurance Premiums	179
Terminal Leave	2,094

Total Other Benefits	3,069

Total Personnel Services	75,414

Maintenance and Other Operating Expenses
Travelling Expenses	3,236
Training and Scholarship Expenses	1,765
Supplies and Materials Expenses	1,791
Utility Expenses	1,287
Communication Expenses	2,808
Awards, Rewards and Prizes	3,900
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	4,000

566	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Extraordinary and Miscellaneous Expenses	132
Professional Services	833
General Services	727
Repairs and Maintenance	11,528
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	93
Representation Expenses	332
Rent/Lease Expenses	2,811
Membership Dues and Contributions to Organizations	2
Subscription Expenses	75
Other Maintenance and Operating Expenses	24,741

Total Maintenance and Other Operating Expenses	60,316

Total Current Operating Expenditures	135,730

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,153
Intangible Assets Outlay	1,702

Total Capital Outlays	2,855

TOTAL NEW APPROPRIATIONS	138,585

J. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

For general administration and support, and operations, as indicated hereunder	₱	251,114,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	41,759,000	₱	58,386,000	₱	16,400,000	₱	116,545,000
Operations		35,363,000		81,907,000		17,299,000		134,569,000

GOCC REGULATORY PROGRAM		35,363,000		81,907,000		17,299,000		134,569,000

TOTAL NEW APPROPRIATIONS	₱	77,122,000	₱	140,293,000	₱	33,699,000	₱	251,114,000

Special Provision(s)

1. Submission of Annual Report. The GCG shall submit to the Office of the President, the House of Representatives, the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by may of electronic document, an annual report on the performance of the GOCCs under its coverage pursuant to Section 4 of R.A. No. 10149. Said annual report shall contain the following information on the GOCCs concerned: (i) FY 2019 performance targets and accomplishments; (ii) GCG performance assessment for FY 2019; (iii) summary of year-end financial statements; (iv) dividends remitted to the National Government; and (v) FYs 2018 and 2019 comparative report on basic salaries, allowances, benefits, and incentives received by members of the boards of directors or trustees, officers and personnel of GOCCs.

APRIL 29, 2019	OFFICIAL GAZETTE	567
OTHER EXECUTIVE OFFICES

2. Compensation Study. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein shall be used for the conduct of compensation study and the development of Compensation and Position Classification System (CPCS) pursuant to R.A. No. 10149, in view of the attainment of standardized salary rates for GOCC personnel, benchmarking the same with the private sector.

The GCG shall coordinate with the DBM in the design of the compensation study of the GOCCs for the purpose of sharing of market data resources derived from the study, which may be used by the DBH in formulation and development of CPCS for government personnel.

3. Reporting and Posting Requirements. The GCG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) GCG’s website.

The GCG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,759,000		58,386,000	₱	16,400,000	₱	116,545,000

Sub-total, General Administration and Support		41,759,000		58,386,000		16,400,000		116,545,000

Operations
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development		35,363,000		81,907,000		17,299,000		134,569,000

GOCC REGULATORY PROGRAM		35,363,000		81,907,000		17,299,000		134,569,000

CORPORATE STANDARDS SERVICES SUB-PROGRAM		10,721,000		58,482,000				69,203,000

GOCC Compensation and Position Classification Services		3,735,000		52,766,000				56,501,000
GOCC Leadership Management		6,986,000		5,716,000				12,702,000
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM		24,642,000		23,425,000		17,299,000		65,366,000

Performance Monitoring and Evaluation Services		12,341,000		16,865,000		17,299,000		46,505,000
GOCC Rationalization Services		12,301,000		6,560,000				18,861,000

Sub-total, Operations		35,363,000		81,907,000		17,299,000		134,569,000

TOTAL NEW APPROPRIATIONS	₱	77,122,000	₱	140,293,000	₱	33,699,000	₱	251,114,000

568	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	59,074

Total Permanent Positions	59,074

Other Compensation Common to All
Personnel Economic Relief Allowance	1,848
Representation Allowance	2,172
Transportation Allowance	2,172
Clothing and Uniform Allowance	462
Mid Year Bonus - Civilian	4,923
Year End Bonus	4,923
Cash Gift	385
Productivity Enhancement Incentive	385
Step Increment	149

Total Other Compensation Common to All	17,419

Other Benefits
PAG-IBIG Contributions	92
PhilHealth Contributions	445
Employees Compensation Insurance Premiums	92

Total Other Benefits	629

Total Personnel Services	77,122

Maintenance and Other Operating Expenses
Travelling Expenses	3,310
Training and Scholarship Expenses	9,743
Supplies and Materials Expenses	4,450
Utility Expenses	1,600
Communication Expenses	8,364
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,287
Professional Services	80,834
General Services	2,694
Repairs and Maintenance	1,950
Taxes, Insurance Premiums and Other Fees	1,230
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	160
Representation Expenses	5,390
Rent/Lease Expenses	5,450
Membership Dues and Contributions to Organizations	4,110
Subscription Expenses	7,921

APRIL 29, 2019	OFFICIAL GAZETTE	569
OTHER EXECUTIVE OFFICES

Other Maintenance and Operating Expenses	1,600

Total Maintenance and Other Operating Expenses	140,293

Total Current Operating Expenditures	217,415

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	25,100
Transportation Equipment Outlay	1,800
Intangible Assets Outlay	6,799

Total Capital Outlays	33,699

TOTAL NEW APPROPRIATIONS	251,114

K. HOUSING AND LAND USE REGULATORY BOARD

For general administration and support, support to operations, and operations as indicated hereunder	₱	259,992,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	60,795,000			₱	60,795,000
Support to Operations		42,757,000				42,757,000
Operations		156,440,000				156,440,000

LAND USE REGULATORY PROGRAM		124,164,000				124,164,000
LAND USE ADJUDICATION PROGRAM		32,276,000				32,276,000

TOTAL NEW APPROPRIATIONS	₱	259,992,000			₱	259,992,000

Special Provision(s)

1. Regulation Fees and Other Charges. In addition to the amounts appropriated herein, One Hundred Eighty Four Million One Hundred Fifty Thousand Pesos (₱184,150,000) shall be used for the MODE and Capital Outlay of the Housing and Land Use Regulatory Board (HLURB) sourced from fees, fines, and other charges collected by HLURB in accordance with E.O. No. 648, s. 1981.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Comprehensive Land Use Plans. The HLURB shall continue to mainstream climate change adaptation and mitigation in the issuance of policies and guidelines for the development of the comprehensive land use plans of local government units.

3. Reporting and Posting Requirements. The HLURB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System ((URS) or other electronic means for reports not covered by the URS; and

(b) HLURB’s website.

The HLURB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

570	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,468,000			₱	56,468,000

National Capital Region (NCR)		41,739,000				41,739,000

Central Office		37,956,000				37,956,000
Expanded National Capital Region		3,783,000				3,783,000
Cordillera Administrative Region (CAR)		1,077,000				1,077,000

Northern Luzon Region (CAR, Region I and II)		1,077,000				1,077,000
Region III - Central Luzon		1,908,000				1,908,000

Northern Tagalog Region (Region III)		1,908,000				1,908,000
Region IVA - CALABARZON		3,403,000				3,403,000

Southern Tagalog Region (Regions IVA and IVB)		3,403,000				3,403,000
Region V - Bicol		2,452,000				2,452,000

Bicol Region (Region V)		2,452,000				2,452,000
Region VI - Western Visayas		2,011,000				2,011,000

Western Visayas Region		2,011,000				2,011,000
Region VII - Central Visayas		1,479,000				1,479,000

Central Visayas Regions (Region VII and VIII)		1,479,000				1,479,000
Region X - Northern Mindanao		1,538,000				1,538,000

Northern Mindanao Region (Regions IX, X and XIII)		1,538,000				1,538,000
Region XI - Davao		861,000				861,000

Southern Mindanao Region (Regions XI and XII)		861,000				861,000
Administration of Personnel Benefits		4,327,000				4,327,000

National Capital Region (NCR)		4,327,000				4,327,000

APRIL 29, 2019	OFFICIAL GAZETTE	571
OTHER EXECUTIVE OFFICES

Central Office	4,327,000	4,327,000

Sub-total, General Administration and Support	60,795,000	60,795,000

Support to Operations
Conduct of legal researches and related studies	16,770,000	16,770,000

National Capital Region (NCR)	16,770,000	16,770,000

Central Office	15,168,000	15,168,000
Expanded National Capital Region	1,602,000	1,602,000
Technical support to management on program conceptualization and development, coordination and monitoring	25,987,000	25,987,000

National Capital Region (NCR)	25,987,000	25,987,000

Central Office	24,798,000	24,798,000
Expanded National Capital Region	1,189,000	1,189,000

Sub-total, Support to Operations	42,757,000	42,757,000

Operations
Rational use of land and orderly development of communities improved	156,440,000	156,440,000

LAND USE REGULATORY PROGRAM	124,164,000	124,164,000

Formulation/updating of standards, guidelines, rules and regulations on land use planning, zoning/other development control, housing and real estate development projects and homeowners associations (HOAs)	18,182,000	18,182,000

National Capital Region (NCR)	471,000	471,000

Expanded National Capital Region	471,000	471,000
Cordillera Administrative Region (CAR)	3,280,000	3,280,000

Northern Luzon Region (CAR, Regions I and II)	3,280,000	3,280,000
Region III - Central Luzon	1,991,000	1,991,000

Northern Tagalog Region (Region III)	1,991,000	1,991,000
Region IVA - CALABARZON	2,559,000	2,559,000

Southern Tagalog Region (Regions IVA and IVB)	2,559,000	2,559,000
Region V - Bicol	1,759,000	1,759,000

Bicol Region (Region V)	1,759,000	1,759,000
Region VI - Western Visayas	699,000	699,000

Western Visayas Region	699,000	699,000

572	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas	1,759,000	1,759,000

Central Visayas Region (Regions VII and VIII)	1,759,000	1,759,000
Region X - Northern Mindanao	3,619,000	3,619,000

Northern Mindanao Region (Regions IX, X and XIII)	3,619,000	3,619,000
Region XI - Davao	2,045,000	2,045,000

Southern Mindanao Region (Regions XI and XII)	2,045,000	2,045,000
Provision of technical assistance to LGUs in the preparation/updating of comprehensive land use plans (CLUPs) and zoning ordinances (ZOs)	22,751,000	22,751,000

National Capital Region (NCR)	1,479,000	1,479,000

Expanded National Capital Region	1,479,000	1,479,000
Cordillera Administrative Region (CAR)	3,438,000	3,438,000

Northern Luzon Region (CAR, Regions I and II)	3,438,000	3,438,000
Region III - Central Luzon	2,164,000	2,164,000

Northern Tagalog Region (Region III)	2,164,000	2,164,000
Region IVA - CALABARZON	3,632,000	3,632,000

Southern Tagalog Region (Regions IVA and IVB)	3,632,000	3,632,000
Region V - Bicol	1,100,000	1,100,000

Bicol Region (Region V)	1,100,000	1,100,000
Region VI - Western Visayas	2,973,000	2,973,000

Western Visayas Region	2,973,000	2,973,000
Region VII - Central Visayas	1,601,000	1,601,000

Central Visayas Region (Regions VII and VIII)	1,601,000	1,601,000
Region X - Northern Mindanao	2,211,000	2,211,000

Northern Mindanao Region (Regions IX, X and XIII)	2,211,000	2,211,000
Region XI - Davao	4,153,000	4,153,000

Southern Mindanao Region (Regions XI and XII)	4,153,000	4,153,000
Processing applications for permits, licenses, clearances, registration certificates and other issuances pertaining to development and sale of subdivision, condominium, and other real estate development projects and homeowners associations	44,447,000	44,447,000

National Capital Region (NCR)	10,228,000	10,228,000

APRIL 29, 2019	OFFICIAL GAZETTE	573
OTHER EXECUTIVE OFFICES

Central Office	1,363,000	1,363,000
Expanded National Capital Region	8,865,000	8,865,000
Cordillera Administrative Region (CAR)	5,109,000	5,109,000

Northern Luzon Region (CAR, Regions I and II)	5,109,000	5,109,000
Region III - Central Luzon	2,652,000	2,652,000

Northern Tagalog Region (Region III)	2,652,000	2,652,000
Region IVA - CALABARZON	5,207,000	5,207,000

Southern Tagalog Region (Regions IVA and IVB)	5,207,000	5,207,000
Region V - Bicol	2,869,000	2,869,000

Bicol Region (Region V)	2,869,000	2,869,000
Region VI - Western Visayas	4,032,000	4,032,000

Western Visayas Region	4,032,000	4,032,000
Region VII - Central Visayas	3,880,000	3,880,000

Central Visayas Region (Regions VII and VIII)	3,880,000	3,880,000
Region X - Northern Mindanao	7,049,000	7,049,000

Northern Mindanao Region (Regions IX, X and XIII)	7,049,000	7,049,000
Region XI - Davao	3,421,000	3,421,000

Southern Mindanao Region (Regions XI and XII)	3,421,000	3,421,000
Monitoring of subdivision and condominium projects issued permits and licenses and homeowners associations issued registration certificates	38,784,000	38,784,000

National Capital Region (NCR)	7,542,000	7,542,000

Central Office	337,000	337,000
Expanded National Capital Region	7,205,000	7,205,000
Cordillera Administrative Region (CAR)	4,783,000	4,783,000

Northern Luzon Region (CAR, Regions I and II)	4,783,000	4,783,000
Region III - Central Luzon	3,618,000	3,618,000

Northern Tagalog Region (Region III)	3,618,000	3,618,000
Region IVA - CALABARZON	8,050,000	8,050,000

Southern Tagalog Region (Regions IVA and IVB)	8,050,000	8,050,000

574	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region V - Bicol	1,363,000	1,363,000

Bicol Region (Region V)	1,363,000	1,363,000
Region VI - Western Visayas	1,745,000	1,745,000

Western Visayas Region	1,745,000	1,745,000
Region VII - Central Visayas	3,808,000	3,808,000

Central Visayas Region (Regions VII and VIII)	3,808,000	3,808,000
Region X - Northern Mindanao	4,280,000	4,280,000

Northern Mindanao Region (Regions IX, X and XIII)	4,280,000	4,280,000
Region XI - Davao	3,595,000	3,595,000

Southern Mindanao Region (Regions XI and XII)	3,595,000	3,595,000
LAND USE ADJUDICATION PROGRAM	32,276,000	32,276,000

Resolution of cases/complaints arising from the implementation of laws, rules and regulations on zoning, subdivision/condominium development and intra and inter homeowners associations disputes as well as appealed cases pertinent thereto	32,276,000	32,276,000

National Capital Region (NCR)	10,807,000	10,807,000

Central Office	1,507,000	1,507,000
Expanded National Capital Region	9,300,000	9,300,000
Cordillera Administrative Region (CAR)	3,029,000	3,029,000

Northern Luzon Region (CAR, Regions I and II)	3,029,000	3,029,000
Region III - Central luzon	3,350,000	3,350,000

Northern Tagalog Region (Region III)	3,350,000	3,350,000
Region IVA - CALABARZON	5,442,000	5,442,000

Southern Tagalog Region (Regions IVA and IVB)	5,442,000	5,442,000
Region V - Bicol	406,000	406,000

Bicol Region (Region V)	406,000	406,000
Region VI - Western Visayas	1,209,000	1,209,000

Western Visayas Region	1,209,000	1,209,000
Region VII - Central Visayas	5,397,000	5,397,000

Central Visayas Region (Regions VII and VIII)	5,397,000	5,397,000

APRIL 29, 2019	OFFICIAL GAZETTE	575
OTHER EXECUTIVE OFFICES

Region X - Northern Mindanao		1,085,000		1,085,000

Northern Mindanao Region (Regions IX, X and XIII)		1,085,000		1,085,000
Region XI - Davao		1,551,000		1,551,000

Southern Mindanao Region (Regions XI and XII)		1,551,000		1,551,000

Sub-total, Operations		156,440,000		156,440,000

TOTAL NEW APPROPRIATIONS	₱	259,992,000	₱	259,992,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	196,855

Total Permanent Positions	196,855

Other Compensation Common to All
Personnel Economic Relief Allowance	9,360
Representation Allowance	3,468
Transportation Allowance	3,468
Clothing and Uniform Allowance	2,340
Mid Year Bonus-Civilian	16,404
Year End Bonus	16,404
Cash Gift	1,950
Productivity Enhancement Incentive	1,950
Step Increment	494

Total Other Compensation Common to All	55,838

Other Benefits
PAG-IBIG Contributions	468
PhilHealth Contributions	2,036
Employees Compensation Insurance Premiums	468
Terminal Leave	4,327

Total Other Benefits	7,299

Total Personnel Services	259,992

Total Current Operating Expenditures	259,992

TOTAL NEW APPROPRIATIONS	259,992

576	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

L. HOUSING AND URBAN DEVELOPMENT COORDINATING COUNCIL

For general administration and support, and operations, including locally-funded projects as indicated hereunder	₱ 174,745,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	35,096,000	₱	19,657,000	₱	5,054,000	₱	59,807,000
Operations		36,358,000		61,114,000		17,466,000		114,938,000

HOUSING DEVELOPMENT COORDINATION PROGRAM		22,833,000		33,088,000				55,921,000
URBAN DEVELOPMENT COORDINATION PROGRAM		13,525,000		28,026,000		17,466,000		59,017,000

TOTAL NEW APPROPRIATIONS	₱	71,454,000	₱	80,771,000	₱	22,520,000	₱	174,745,000

Special Provision(s)

1. Reporting and Posting Requirements. The Housing and Urban Development Coordinating Council (HUDCC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) HUDCC’s website.

The HUDCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,457,000	₱	19,657,000	₱	5,054,000	₱	59,168,000
Administration of Personnel Benefits		639,000						639,000

Sub-total, General Administration and Support		35,096,000		19,657,000		5,054,000		59,807,000

APRIL 29, 2019	OFFICIAL GAZETTE	577
OTHER EXECUTIVE OFFICES

Operations
Access to shelter security expanded		36,358,000		61,114,000		17,466,000		114,938,000

HOUSING DEVELOPMENT COORDINATION PROGRAM		22,833,000		33,088,000				55,921,000

Policy formulation and monitoring of housing agencies and stakeholders		22,833,000		17,860,000				40,693,000
Subdivision Survey of Proclaimed Lands for Socialized Housing				13,651,000				13,651,000
Development of Shelter Monitoring Information System				1,577,000				1,577,000
URBAN DEVELOPMENT COORDINATION PROGRAM		13,525,000		28,026,000		17,466,000		59,017,000

Technical Advisory Services for LGUs in Shelter Planning		497,000		12,573,000				13,070,000
National Drive Against Professional Squatters and Squatting Syndicate				7,592,000				7,592,000
Project (s)
Locally-Funded Project(s)		13,028,000		7,861,000		17,466,000		38,355,000

Urban Asset Reform Program		13,028,000		7,861,000				20,889,000
Information System Strategic Plan (ISSP) Implementation						17,466,000		17,466,000

Sub-total, Operations		36,358,000		61,114,000		17,466,000		114,938,000

TOTAL NEW APPROPRIATIONS	₱	71,454,000	₱	80,771,000	₱	22,520,000	₱	174,745,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	44,523

Total Permanent Positions	44,523

Other Compensation Common to All	1,680
Personnel Economic Relief Allowance
Representation Allowance	1,194
Transportation Allowance	1,194
Clothing and Uniform Allowance	420
Mid Year Bonus-Civilian	3,710

578	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Year End Bonus	3,710
Cash Gift	350
Productivity Enhancement Incentive	350
Step Increment	111

Total Other Compensation Common to All	12,719

Other Benefits
PAG-IBIG Contributions	84
PhilHealth Contributions	377
Employees Compensation Insurance Premiums	84
Terminal Leave	639

Total Other Benefits	1,184

Non-Permanent Positions	13,028

Total Personnel Services	71,454

Maintenance and Other Operating Expenses
Travelling Expenses	6,054
Training and Scholarship Expenses	6,655
Supplies and Materials Expenses	10,960
Utility Expenses	6,415
Communication Expenses	4,590
Awards/Rewards and Prizes	400
Survey, Research, Exploration and Development Expenses	9,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,233
Professional Services	7,810
General Services	6,086
Repairs and Maintenance	1,998
Taxes, Insurance Premiums and Other Fees	496
Other Maintenance and Operating Expenses
Advertising Expenses	15
Printing and Publication Expenses	939
Representation Expenses	12,622
Transportation and Delivery Expenses	129
Rent/Lease Expenses	4,819
Membership Dues and Contributions to Organizations	184
Subscription Expenses	366

Total Maintenance and Other Operating Expenses	80,771

Total Current Operating Expenditures	152,225

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	16,599
Transportation Equipment Outlay	2,600
Furniture, Fixtures and Books Outlay	771
Intangible Assets Outlay	2,550

Total Capital Outlays	22,520

TOTAL NEW APPROPRIATIONS	174,745

APRIL 29, 2019	OFFICIAL GAZETTE	579
OTHER EXECUTIVE OFFICES

M. MINDANAO DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	159,250,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	26,717,000	₱	22,599,000	₱	6,160,000	₱	55,476,000
Support to Operations		6,563,000		10,171,000				16,734,000
Operations		38,234,000		48,806,000				87,040,000

MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM		16,324,000		18,644,000				34,968,000
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM		10,720,000		6,715,000				17,435,000
MINDANAO INVESTMENTS PROMOTION PROGRAM		11,190,000		23,447,000				34,637,000

TOTAL NEW APPROPRIATIONS	₱	71,514,000	₱	81,576,000	₱	6,160,000	₱	159,250,000

Special Provision(s)

1. Reporting and Pasting Requirements. The Mindanao Development Authority (MDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) MDA’s website.

The MDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing Iaws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,717,000	₱	22,599,000	₱	6,160,000	₱	55,476,000

580	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Sub-total, General Administration and Support		26,717,000		22,599,000		6,160,000		55,476,000

Support to Operations
Performance management/ Operations Audit Service (OAS)				3,681,000				3,681,000
Technical support on program communication and knowledge management		5,702,000		6,209,000				11,911,000
Legal Services		861,000		281,000				1,142,000

Sub-total, Support to Operations		6,563,000		10,171,000				16,734,000

Operations
Development of Mindanao coordinated and facilitated		38,234,000		48,806,000				87,040,000

MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM		16,324,000		18,644,000				34,968,000

Planning and policy development		11,242,000		6,378,000				17,620,000
Project development and resource generation		5,082,000		12,266,000				17,348,000
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM		10,720,000		6,715,000				17,435,000

Institutional strengthening		10,720,000		6,715,000				17,435,000
MINDANAO INVESTMENTS PROMOTION PROGRAM		11,190,000		23,447,000				34,637,000

Investment promotion		6,682,000		17,662,000				24,344,000
BIMP-EAGA and other International trade cooperations		4,508,000		5,785,000				10,293,000

Sub-total, Operations		38,234,000		48,806,000				87,040,000

TOTAL NEW APPROPRIATIONS	₱	71,514,000	₱	81,576,000	₱	6,160,000	₱	159,250,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	53,496

Total Permanent Positions	53,496

Other Compensation Common to All
Personnel Economic Relief Allowance	2,160
Representation Allowance	1,338

APRIL 29, 2019	OFFICIAL GAZETTE	581
OTHER EXECUTIVE OFFICES

Transportation Allowance	1,338
Clothing and Uniform Allowance	540
Honoraria	2,000
Mid-Year Bonus - Civilian	4,459
Year End Bonus	4,459
Cash Gift	450
Productivity Enhancement Incentive	450
Step Increment	134

Total Other Compensation Common to All	17,328

Other Benefits
PAG-IBIG Contributions	108
PhilHealth Contributions	474
Employees Compensation Insurance Premiums	108

Total Other Benefits	690

Total Personnel Services	71,514

Maintenance and Other Operating Expenses
Travelling Expenses	17,615
Training and Scholarship Expenses	1,706
Supplies and Materials Expenses	8,132
Utility Expenses	2,062
Communication Expenses	3,143
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,002
Professional Services	19,245
General Services	6,796
Repairs and Maintenance	700
Taxes, Insurance Premiums and Other Fees	234
Other Maintenance and Operating Expenses
Advertising Expenses	820
Printing and Publication Expenses	2,179
Representation Expenses	10,960
Rent/Lease Expenses	5,314
Membership Dues and Contributions to Organizations	14
Subscription Expenses	133
Other Maintenance and Operating Expenses	1,521

Total Maintenance and Other Operating Expenses	81,576

Total Current Operating Expenditures	153,090

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,360
Transportation Equipment Outlay	4,800

Total Capital Outlays	6,160

TOTAL NEW APPROPRIATIONS	159,250

582	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

For general administration and support, and operations, as indicated hereunder	₱	38,949,000

New Appropriations, by Program

	Current Operating Expenditures			Capital Outlays	Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	14,487,000			₱	14,487,000
Operations		24,462,000				24,462,000

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM		24,462,000				24,462,000

TOTAL NEW APPROPRIATIONS	₱	38,949,000			₱	38,949,000

Special Provision(s)

1. Fees, Charges and Assessments. In addition to the amounts appropriated herein, Fifty Seven Million Five Hundred Eighteen Thousand Pesos (₱57,518,000) shall be used for the MODE and Capital Outlay requirements of the Movie and Television Review and Classification Board (MTRCB) sourced from fees and charges levied, assessed and collected by the MTRCB in the conduct of its operations, in accordance with Section 20 of P.D. No. 1986.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The MTRCB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) MTRCB’s website.

The MTRCB shall send written notice when said reports have been submitted or pasted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures			Capital Outlays	Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,177,000			₱	14,177,000

APRIL 29, 2019	OFFICIAL GAZETTE	583
OTHER EXECUTIVE OFFICES

Administration of Personnel Benefits		310,000		310,000

Sub-total, General Administration and Support		14,487,000		14,487,000

Operations
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television publicity materials, and optical media		24,462,000		24,462,000

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM		24,462,000		24,462,000

Registration of entities; review and classification of movies, television programs, publicity and optical media material		18,170,000		18,170,000
Monitoring and Enforcement of movies and television programs		4,905,000		4,905,000
“Matalinong Panonood” seminars and other information campaigns and initiatives for stakeholders awareness and empowerment in terms of media literacy, audience sensitivity and age-appropriate content		1,387,000		1,387,000

Sub-total, Operations		24,462,000		24,462,000

TOTAL NEW APPROPRIATIONS	₱	38,949,000	₱	38,949,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	19,718

Total Permanent Positions	19,718

Other Compensation Common to All
Personnel Economic Relief Allowance	1,200
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	300
Mid-Year Bonus - Civilian	1,644
Year End Bonus	1,644
Cash Gift	250

584	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Per Diems	6,324
Productivity Enhancement Incentive	250
Step Increment	49

Total Other Compensation Common to All	12,261

Other Compensation far Specific Groups
RATA of Sectoral/Alternate Sectoral
Representatives	6,324

Total Other Compensation for Specific Groups	6,324

Other Benefits
PAG-IBIG Contributions	60
PhilHealth Contributions	216
Employees Compensation Insurance Premiums	60
Terminal Leave	310

Total Other Benefits	646

Total Personnel Services	38,949

Total Current Operating Expenditures	38,949

TOTAL NEW APPROPRIATIONS	38,949

O. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

O.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	360,938,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays	Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	5,396,000	₱			₱	5,396,000
Support to Operations		2,915,000					2,915,000
Operations		16,127,000		336,500,000			352,627,000

APRIL 29, 2019	OFFICIAL GAZETTE	585
OTHER EXECUTIVE OFFICES

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM		12,023,000				12,023,000
NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM		4,104,000		336,500,000		340,604,000

TOTAL NEW APPROPRIATIONS	₱	24,438,000	₱	336,500,000	₱	360,938,000

Special Provision(s)

1. National Endowment Fund for Culture and Arts. In addition to the amounts appropriated herein, Four Hundred Ninety Two Million One Hundred Ninety Five Thousand Pesos (₱492,195,000) shall be used for the operating requirements of the National Commission for Culture and the Arts (NCCA) sourced from the contributions of PAGCOR and share from travel tax collections, constituted into the National Endowment Fund for Culture and the Arts (NEFCA) in accordance with Section 20 of R.A. No. 7356. In no case shall more than twenty percent (20%) of said amount be used for Personnel Services and any additional personnel to be hired shall be under job order or contract of service, or those hired without any employer-employee relationship.

Release of funds shall be subject to the guidelines on the utilization of the NEFCA pursuant to Section 72 of the amended IRR of R.A. No. 7356, and the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Cultural and Heritage Mapping. The amount appropriated herein under cultural mapping program shall be used as financial assistance to local government units to conduct, in coordination with NCCA, a cultural mapping of their tangible and intangible heritage, which shall form part of the national registry to be maintained by the NCCA.

3. Revolving Fund for Fabrication of Cultural Items and Printing Publications. The revolving fund in the amount of Five Hundred Thousand Pesos (₱500.000) constituted from the sale of cultural items and publications shall be used to cover the fabrication of cultural items and printing of publications. The income collected in excess of said amount shall be deposited with the National Treasury as income of the General Fund pursuant to Section 22 of R.A. No. 7356.

Disbursements or expenditures by the NCCA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

4. Reporting and Posting Requirements. The NCCA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NCCA’s website.

The NCCA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	5,396,000	₱		₱	5,396,000

Sub-total, General Administration and Support		5,396,000				5,396,000

Support to Operations
Project Monitoring and Evaluation Services		2,915,000				2,915,000

586	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Sub-total, Support to Operations		2,915,000				2,915,000

Operations
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies		12,023,000				12,023,000

NATIONAL CULTURAL AND ARTS COORDINATION PROGRAM		12,023,000				12,023,000

Formulation and development of plans and policies and coordination with affiliated cultural agencies		12,023,000				12,023,000
Sense of nationhood and pride in being Filipino strengthened		4,104,000		336,500,000		340,604,000

NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM		4,104,000		336,500,000		340,604,000

Administration and supervision of the NEFCA funds		4,104,000				4,104,000

Project(s)
Locally-Funded Project(s)				336,500,000		336,500,000

Documentation, Publication, Promotion, Exhibition, Training and Film Production to Preserve and Promote the Tangible and Intangible Filipino Heritage, including the Documentation of Philippine Participation in International Affair				280,000,000		280,000,000
Filipino Heritage Festival				1,500,000		1,500,000
Schools of Living Traditions				25,000,000		25,000,000
Cultural Mapping Program				30,000,000		30,000,000

Sub-total, Operations		16,127,000		336,500,000		352,627,000

TOTAL NEW APPROPRIATIONS	₱	24,438,000	₱	336,500,000	₱	360,938,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	18,379

APRIL 29, 2019	OFFICIAL GAZETTE	587
OTHER EXECUTIVE OFFICES

Total Permanent Positions	18,379

Other Compensation Common to All
Personnel Economic Relief Allowance	792
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	198
Mid-Year Bonus - Civilian	1,532
Year End Bonus	1,532
Cash Gift	165
Per Diems	400
Productivity Enhancement Incentive	165
Step Increment	46

Total Other Compensation Common to All	5,730

Other Benefits
PAG-IBIG Contributions	40
PhilHealth Contributions	179
Employees Compensation Insurance Premiums	40
Loyalty Award - Civilian	70

Total Other Benefits	329

Total Personnel Services	24,438

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	336,500

Total Maintenance and Other Operating Expenses	336,500

Total Current Operating Expenditures	360,938

TOTAL NEW APPROPRIATIONS	360,938

O.2. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	418,299,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	17,707,000	₱	10,349,000	₱	₱	28,056,000
Support to Operations		1,549,000		362,000			1,911,000

588	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		61,123,000		131,199,000		196,010,000		388,332,000

HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM		51,437,000		70,156,000		196,010,000		317,603,000
HISTORICAL COMMEMORATION AND PROMOTION PROGRAM		9,686,000		61,043,000				70,729,000

TOTAL NEW APPROPRIATIONS	₱	80,379,000	₱	141,910,000	₱	196,010,000	₱	418,299,000

Special Provision(s)

1. Revolving Fund for Projects of the National Historical Commission of the Philippines. The revolving fund in the amount of One Million Pesos (₱l,000,000.00) constituted from the fees and other charges collected by the National Historical Commission of the Philippines (NHCP) shall be used to cover implementation of its projects. The income in excess of the said amount shall be deposited with the National Treasury as income of the General Fund in accordance with Section 24 of R.A. No. 10086.

Disbursements or expenditures by the NHCP in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The NHCP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NHCP’s website.

The NHCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,707,000	₱	10,349,000	₱	₱	28,056,000

Sub-total, General Administration and Support		17,707,000		10,349,000			28,056,000

Support to Operations
Formulation of Plans and Policies		640,000		177,000			817,000

APRIL 29, 2019	OFFICIAL GAZETTE	589
OTHER EXECUTIVE OFFICES

Development and Maintenance of the Information System	909,000	185,000		1,094,000

Sub-total, Support to Operations	1,549,000	362,000		1,911,000

Operations
Management and Preservation of National Shrines and Artifacts strengthened	51,437,000	70,156,000	196,010,000	317,603,000

HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM	51,437,000	70,156,000	196,010,000	317,603,000

Maintenance and administration of national shrines, museums and landmarks	32,085,000	41,537,000	8,685,000	82,307,000
Restoration, preservation, survey and documentation of historic structures, edifices, ancestral houses and maintenance of the National Registry of Historical Structures of the Philippines	11,554,000	3,383,000		14,937,000
Restoration, preservation and conservation of relics of national heroes and other illustrious Filipinos	7,798,000	1,561,000		9,359,000
Project(s)
Locally-Funded Project(s)		23,675,000	187,325,000	211,000,000

Conservation of Bato Church (Saint John the Baptist)			9,000,000	9,000,000
Restoration of Barcelona Church, Barcelona, Sorsogon			39,000,000	39,000,000
Restoration of Cape San Agustin Light, Governor Generaso, Davao Oriental			5,000,000	5,000,000
Restoration and adaptive reuse of the Cariño House (Phase 1), Candon City, Ilocos Sur			10,000,000	10,000,000
Restoration of Bell Tower of Bacarra (San Andres the Apostle Parish), Bacarra, Ilocos Norte			15,000,000	15,000,000
Restoration of Paoay Church World Heritage Site, Paoay, Ilocos Norte			30,000,000	30,000,000
Restoration of Taal Basilica (Basilica of Saint Martin de Tours), Taal, Batangas		525,000	29,475,000	30,000,000
Museo ni Mabini sa Tanauan Rehabilitation Tanauan, Batangas		525,000	11,475,000	12,000,000
Restoration of Barasoain Church Historical Landmark in Malolos, Bulacan		600,000	19,400,000	20,000,000

590	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Restoration of Bahay Na Bato in San Jose, Buenavista, Antique, Phase II				525,000		14,475,000		15,000,000
Construction of a Memorial on Iloilo Historic Events and/or Personages				500,000		4,500,000		5,000,000
Calibration and Maintenance of Conservation Laboratory Equipment				1,000,000				1,000,000
Conservation Management Plans and Detailed Engineering Studies of Historic Sites and Structures				20,000,000				20,000,000
Awareness, appreciation and access of historical and cultural heritage increased		9,686,000		61,043,000				70,729,000

HISTORICAL COMMEMORATION AND PROMOTION PROGRAM		9,686,000		61,043,000				70,729,000

Design and supervision of heraldry objects		1,019,000		851,000				1,870,000
Research and production of educational materials on Philippine history and translation of Philippine historical works		6,098,000		8,185,000				14,283,000
Publication of result of historical researches and studies		904,000		1,677,000				2,581,000
Maintenance of historical data bank		1,293,000		670,000				1,963,000
Conduct of commemorative activities including lectures, syuposia and exhibits an historical events and personages for the public		372,000		30,160,000				30,532,000
Project(s)
Locally-Funded Project(s)				19,500,000				19,500,000

150th Birth Anniversary of Emilio Aguinaldo				5,000,000				5,000,000
500th Anniversary of Ferdinand Magellan’s Voyage				2,000,000				2,000,000
Conservation Management Plans and 75th Anniversary of the End of World War II in the Philippines from 2019 - 2020				5,000,000				5,000,000
Anniversary of People Power Revolution				2,000,000				2,000,000
Philippine Quincentennial Commemorations’ Preparations (500th Anniversaries of the Victory at Mactan and Other Related Events				5,000,000				5,000,000
Commemorative Events in Iloilo (COA)				500,000				500,000

Sub-total, Operations		61,123,000		131,199,000		196,010,000		388,332,000

TOTAL NEW APPROPRIATIONS	₱	80,379,000	₱	141,910,000	₱	196,010,000	₱	418,299,000

APRIL 29, 2019	OFFICIAL GAZETTE	591
OTHER EXECUTIVE OFFICES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	60,332

Total Permanent Positions	60,332

Other Compensation Common to All
Personnel Economic Relief Allowance	4,344
Representation Allowance	552
Transportation Allowance	552
Clothing and Uniform Allowance	1,086
Honoraria	333
Mid-Year Bonus - Civilian	5,028
Year End Bonus	5,028
Cash Gift	905
Productivity Enhancement Incentive	905
Step Increment	152

Total Other Compensation Common to All	18,885

Other Benefits
PAG-IBIG Contributions	216
PhilHealth Contributions	730
Employees Compensation Insurance Premiums	216

Total Other Benefits	1,162

Total Personnel Services	80,379

Maintenance and Other Operating Expenses
Travelling Expenses	11,872
Training and Scholarship Expenses	727
Supplies and Materials Expenses	23,805
Utility Expenses	8,053
Communication Expenses	6,598
Survey, Research, Exploration and Development Expenses	503
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Professional Services	29,289
General Services	37,875

592	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Repairs and Maintenance	4,234
Other Maintenance and Operating Expenses
Advertising Expenses	1,910
Printing and Publication Expenses	2,643
Representation Expenses	8,952
Transportation and Delivery Expenses	800
Rent/Lease Expenses	4,235
Membership Dues and Contributions to Organizations	171
Subscription Expenses	130

Total Maintenance and Other Operating Expenses	141,910

Total Current Operating Expenditures	222,289

Capital Outlays
Property, Plant and Equipment Outlay
Heritage Assets	196,010

Total Capital Outlays	196,010

TOTAL NEW APPROPRIATIONS	418,299

O.3. NATIONAL LIBRARY OF THE PHILIPPINES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	198,766,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	12,821,000	₱	52,141,000	₱	50,000,000	₱	114,962,000
Operations		51,280,000		32,524,000				83,804,000

NATIONAL LIBRARY PROGRAM		45,790,000		24,986,000				70,776,000
LIBRARY EXTENSION PROGRAM		5,490,000		7,538,000				13,028,000

TOTAL NEW APPROPRIATIONS	₱	64,101,000	₱	84,665,000	₱	50,000,000	₱	198,766,000

APRIL 29, 2019	OFFICIAL GAZETTE	593
OTHER EXECUTIVE OFFICES

Special Provision(s)

1. Reporting and Posting Requirements. The National Library of the Philippines (NLP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NLP’s website.

The NLP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,611,000	₱	52,141,000	₱	50,000,000	₱	114,752,000
Administration of Personnel Benefits		210,000						210,000

Sub-total, General Administration and Support		12,821,000		52,141,000		50,000,000		114,962,000

Operations
Collection, access, and preservation of library resources increased		51,280,000		32,524,000				83,804,000

NATIONAL LIBRARY PROGRAM		45,790,000		24,986,000				70,776,000

Acquisition, organization and access of library materials		20,046,000		9,448,000				29,494,000
Preservation and conservation of Filipiniana collection		11,940,000		4,686,000				16,626,000
Improvement and maintenance of information systems		4,612,000		9,487,000				14,099,000
Library promotional, educational and cultural activities		5,787,000		893,000				6,680,000
Research and publication of library and information, sources, services, methods and new practices		3,405,000		472,000				3,877,000

594	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

LIBRARY EXTENSION PROGRAM		5,490,000		7,538,000				13,028,000

Development and support to affiliated public libraries		5,490,000		3,669,000				9,159,000
Project(s)
Locally-Funded Project(s)				3,869,000				3,869,000

Operation of Congressional Library in Tayuman, Tondo, Manila				2,224,000				2,224,000
Operation of Congressional Library in Baliliban, Bohol				592,000				592,000
Operation of Batanes Provincial Library in Basco, Batanes				1,053,000				1,053,000

Sub-total, Operations		51,280,000		32,524,000				83,804,000

TOTAL NEW APPROPRIATIONS	₱	64,101,000	₱	84,665,000	₱	50,000,000	₱	198,766,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	48,494

Total Permanent Positions	48,494

Other Compensation Common to All
Personnel Economic Relief Allowance	3,096
Representation Allowance	588
Transportation Allowance	588
Clothing and Uniform Allowance	774
Mid-Year Bonus - Civilian	4,040
Year End Bonus	4,040
Cash Gift	645
Productivity Enhancement Incentive	645
Step Increment	121

Total Other Compensation Common to All	14,537

Other Benefits
PAG-IBIG Contributions	155

APRIL 29, 2019	OFFICIAL GAZETTE	595
OTHER EXECUTIVE OFFICES

PhilHealth Contributions	550
Employees Compensation Insurance Premiums	155
Terminal Leave	210

Total Other Benefits	1,070

Total Personnel Services	64,101

Maintenance and Other Operating Expenses
Travelling Expenses	3,904
Training and Scholarship Expenses	1,804
Supplies and Materials Expenses	19,879
Utility Expenses	8,531
Communication Expenses	5,595
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,506
General Services	20,176
Repairs and Maintenance	1,860
Taxes, Insurance Premiums and Other Fees	1,147
Other Maintenance and Operating Expenses
Representation Expenses	250
Membership Dues and Contributions to Organizations	468
Subscription Expenses	4,365
Other Maintenance and Operating Expenses	15,062

Total Maintenance and Other Operating Expenses	84,665

Total Current Operating Expenditures	148,766

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	50,000

Total Capital Outlays	50,000

TOTAL NEW APPROPRIATIONS	198,766

O.4. NATIONAL ARCHIVES OF THE PHILIPPINES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	365,625,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	25,232,000	₱	46,363,000	₱	3,300,000	₱	74,895,000

596	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations		44,711,000		53,887,000		192,132,000		290,730,000

GOVERNMENT RECORDS MANAGEMENT PROGRAM		25,336,000		31,386,000		9,615,000		66,337,000
GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM		19,375,000		22,501,000		2,649,000		44,525,000

TOTAL NEW APPROPRIATIONS	₱	69,943,000	₱	100,250,000	₱	195,432,000	₱	365,625,000

Special Provision(s)

1. Reporting and Posting Requirements, The National Archives of the Philippines (NAP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) RAP’s website.

The NAP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	23,329,000	₱	46,363,000	₱	3,300,000	₱	72,992,000
Administration of Personnel Benefits		1,903,000						1,903,000

Sub-total, General Administration and Support		25,232,000		46,363,000		3,300,000		74,895,000

Operations
Management of Government Records Strengthened		25,336,000		31,386,000		9,615,000		66,337,000

GOVERNMENT RECORDS MANAGEMENT PROGRAM		25,336,000		31,386,000		9,615,000		66,337,000

Training for government agencies on the creation, maintenance, disposal and retirement of all government records		17,688,000		20,921,000				38,609,000

APRIL 29, 2019	OFFICIAL GAZETTE	597
OTHER EXECUTIVE OFFICES

Management of transference of records of all government including those of abolished offices		5,690,000		10,102,000		9,615,000		25,407,000
Conduct of research studies, promulgation of policies, rules and regulations on the creation, maintenance, and disposition of all government records		1,958,000		363,000				2,321,000
Awareness, Appreciation and Access to Archival Records Strengthened		19,375,000		22,501,000		182,517,000		224,393,000

GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM		19,375,000		22,501,000		2,649,000		44,525,000

Maintenance, preservation, rehabilitation and servicing of archival holdings		19,375,000		22,501,000		2,649,000		44,525,000
Project(s)
Locally-Funded Project(s)						179,868,000		179,868,000

Acquisition of NAP Regional Archival Network in Davao Office/Storage Building						179,868,000		179,868,000

Sub-total, Operations		44,711,000		53,887,000		192,132,000		290,730,000

TOTAL NEW APPROPRIATIONS	₱	69,943,000	₱	100,250,000	₱	195,432,000	₱	365,625,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,849

Total Permanent Positions	41,849

Other Compensation Common to All
Personnel Economic Relief Allowance	3,048
Representation Allowance	618
Transportation Allowance	618
Clothing and Uniform Allowance	762
Mid-Year Bonus - Civilian	3,488
Year End Bonus	3,488
Cash Gift	635
Productivity Enhancement Incentive	635

598	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Step Increment	105

Total Other Compensation Common to All	13,397

Other Benefits
PAG-IBIG Contributions	152
PhilHealth Contributions	490
Employees Compensation Insurance Premiums	152
Terminal Leave	1,903

Total Other Benefits	2,697

Lump-sum for Personnel services	12,000

Total Personnel Services	69,943

Maintenance and Other Operating Expenses
Travelling Expenses	4,745
Training and Scholarship Expenses	5,271
Supplies and Materials Expenses	6,313
Utility Expenses	10,335
Communication Expenses	2,018
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	5,892
General Services	22,573
Repairs and Maintenance	733
Taxes, Insurance Premiums and Other Fees	2,693
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	155
Representation Expenses	263
Transportation and Delivery Expenses	90
Rent/Lease Expenses	38,294
Membership Dues and Contributions to Organizations	40
Subscription Expenses	667

Total Maintenance and Other Operating Expenses	100,250

Total Current Operating Expenditures	170,193

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	104,324
Buildings and Other Structures	75,544
Machinery and Equipment Outlay	4,317
Furniture, Fixtures and Books Outlay	9,360
Intangible Assets Outlay	1,887

Total Capital Outlays	195,432

TOTAL NEW APPROPRIATIONS	365,625

APRIL 29, 2019	OFFICIAL GAZETTE	599
OTHER EXECUTIVE OFFICES

P. NATIONAL INTELLIGENCE COORDINATING AGENCY

For general administration and support, and operations , as indicated hereunder	₱	918,146,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	129,117,000	₱	23,480,000	₱	19,572,000	₱	172,169,000
Operations		456,811,000		285,416,000		3,750,000		745,977,000

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM		456,811,000		285,416,000		3,750,000		745,977,000

TOTAL NEW APPROPRIATIONS	₱	585,928,000	₱	308,896,000	₱	23,322,000	₱	918,146,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Intelligence Coordinating Agency (NICA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NICA’s website.

The NICA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	120,538,000	₱	23,480,000	₱	19,572,000	₱	163,590,000
Administration of Personnel Benefits		8,579,000						8,579,000

Sub-total, General Administration and Support		129,117,000		23,480,000		19,572,000		172,169,000

Operations
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council		456,811,000		285,416,000		3,750,000		745,977,000

600	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM		456,811,000		285,416,000		3,750,000		745,977,000

Direction, coordination, collection and production of intelligence pertaining to national security		452,492,000		273,108,000		3,750,000		729,350,000
Provision of secretariat services to the Anti-Terrorism Council		4,319,000		12,308,000				16,627,000

Sub-total, Operations		456,811,000		285,416,000		3,750,000		745,977,000

TOTAL NEW APPROPRIATIONS	₱	585,928,000	₱	308,896,000	₱	23,322,000	₱	918,146,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	300,206

Total Permanent Positions	300,206

Other Compensation Common to All
Personnel Economic Relief Allowance	17,784
Representation Allowance	8,172
Transportation Allowance	8,172
Clothing and Uniform Allowance	4,446
Mid Year Bonus-Civilian	25,017
Year End Bonus	25,017
Cash Gift	3,705
Productivity Enhancement Incentive	3,705

Total Other Compensation Common to All	96,018

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	101
Quarters Allowance	12,687
Overseas Allowance	19,944
Longevity Pay	136,496
Anniversary Bonus-Civilian	2,223

Total Other Compensation for Specific Groups	171,451

Other Benefits
PAG-IBIG Contributions	889
PhilHealth Contributions	3,077
Employees Compensation Insurance Premiums	889
Loyalty Award-Civilian	500
Terminal Leave	8,579

APRIL 29, 2019	OFFICIAL GAZETTE	601
OTHER EXECUTIVE OFFICES

Total Other Benefits	13,934

Non-Permanent Positions	4,319

Total Personnel Services	585,928

Maintenance and Other Operating Expenses
Travelling Expenses	19,013
Training and Scholarship Expenses	10,347
Supplies and Materials Expenses	34,232
Utility Expenses	25,600
Communication Expenses	21,509
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	3,610
Intelligence Expenses	140,200
Professional Services	5,624
Repairs and Maintenance	17,069
Taxes, Insurance Premiums and Other Fees	3,713
Other Maintenance and Operating Expenses
Printing and Publication Expenses	41
Representation Expenses	17,220
Transportation and Delivery Expenses	1,094
Rent/Lease Expenses	5,542
Subscription Expenses	2,640
Donations	10
Other Maintenance and Operating Expenses	432

Total Maintenance and Other Operating Expenses	308,896

Total Current Operating Expenditures	894,824

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	17,851
Intangible Assets Outlay	5,471

Total Capital Outlays	23,322

TOTAL NEW APPROPRIATIONS	918,146

Q. NATIONAL SECURITY COUNCIL

For general administration and support, support to operations, and operations, as indicated hereunder	₱	334,935,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	76,147,000	₱	65,444,000	₱	₱	141,591,000

602	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Support to Operations		13,395,000		28,289,000		47,005,000		88,689,000
Operations		41,780,000		62,875,000				104,655,000

NATIONAL SECURITY POLICY ADVISORY PROGRAM		31,578,000		60,990,000				92,568,000
NATIONAL SECURITY MANAGEMENT PROGRAM		10,202,000		1,885,000				12,087,000

TOTAL NEW APPROPRIATIONS	₱	131,322,000	₱	156,608,000	₱	47,005,000	₱	334,935,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Security Council (NSC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) NSC’s website.

The NSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,641,000	₱	65,444,000	₱		₱	105,085,000
Administration of Personnel Benefits		36,506,000						36,506,000

Sub-total, General Administration and Support		76,147,000		65,444,000				141,591,000

Support to Operations
Information and communications technology management services		9,036,000		24,092,000		47,005,000		80,133,000
Agency planning and management services		1,956,000		3,167,000				5,123,000
Legislative and legal services		2,403,000		1,030,000				3,433,000

Sub-total, Support to Operations		13,395,000		28,289,000		47,005,000		88,689,000

Operations
Relevant, responsive, timely and accurate national security policy advice provided		41,780,000		62,875,000				104,655,000

APRIL 29, 2019	OFFICIAL GAZETTE	603
OTHER EXECUTIVE OFFICES

NATIONAL SECURITY POLICY ADVISORY PROGRAM		31,578,000		60,990,000				92,568,000

National Security strategic planning		4,117,000		2,635,000				6,752,000
National Security policy and strategic studies		17,564,000		58,355,000				75,919,000
National Security situational awareness		9,897,000						9,897,000
NATIONAL SECURITY MANAGEMENT PROGRAM		10,202,000		1,885,000				12,087,000

Guidance and supervision to the NICA and the Intelligence Community		2,185,000		1,885,000				4,070,000
Crisis Management support services		2,319,000						2,319,000
Secretariat support to the National Security Council and Cabinet Cluster for Security, Justice and Peace, and other meetings of the NSC Secretariat		5,698,000						5,698,000

Sub-total, Operations		41,780,000		62,875,000				104,655,000

TOTAL NEW APPROPRIATIONS	₱	131,322,000	₱	156,608,000	₱	47,005,000	₱	334,935,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,468

Total Permanent Positions	71,468

Other Compensation Common to All
Personnel Economic Relief Allowance	2,328
Representation Allowance	2,370
Transportation Allowance	2,370
Clothing and Uniform Allowance	582
Mid Year Bonus-Civilian	5,957
Year End Bonus	5,957
Cash Gift	485
Productivity Enhancement Incentive	485
Step Increment	179

Total Other Compensation Common to All	20,713

Other Benefits
PAG-IBIG Contributions	115
PhilHealth Contributions	535
Employees Compensation Insurance Premiums	115

604	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Retirement Gratuity	29,567
Terminal Leave	6,939

Total Other Benefits	37,271

Non-Permanent Positions	1,870

Total Personnel Services	131,322

Maintenance and Other Operating Expenses
Travelling Expenses	10,126
Training and Scholarship Expenses	2,093
Supplies and Materials Expenses	18,846
Utility Expenses	6,000
Communication Expenses	13,272
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	46,000
Extraordinary and Miscellaneous Expenses	2,241
Professional Services	19,015
Repairs and Maintenance	12,566
Taxes, Insurance Premiums and Other Fees	575
Other Maintenance and Operating Expenses
Representation Expenses	22,828
Rent/Lease Expenses	912
Subscription Expenses	2,134

Total Maintenance and Other Operating Expenses	156,608

Total Current Operating Expenditures	287,930

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	47,005

Total Capital Outlays	47,005

TOTAL NEW APPROPRIATIONS	334,935

R. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	688,659,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	46,539,000	₱	156,237,000		₱	202,776,000
Operations		131,653,000		354,230,000			485,883,000

APRIL 29, 2019	OFFICIAL GAZETTE	605
OTHER EXECUTIVE OFFICES

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM		131,653,000		354,230,000		485,883,000

TOTAL NEW APPROPRIATIONS	₱	178,192,000	₱	510,467,000	₱	688,659,000

Special Provision(s)

1. PAyapa at MAsaganang PamayaNAn Program. The OPAPP shall validate the quarterly reports on the status of the implementation of the PAyapa at MAsaganang PamayaNAn (PANAMA) Program within ten (10) calendar days from the submission thereof by the following implementing agencies and evaluate the progress, results and outcome of the Program to ensure its proper implementation:

Implementing Agency	Amount
DSWD	₱	302,193,000
HCIP		23,440,000
PHILHEALTH		61,229,000

2. Reporting and Posting Requirements. The OPAPP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) OPAPP’s website.

The OPAPP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,465,000	₱	156,237,000		₱	201,702,000
Administration of Personnel Benefits		1,074,000					1,074,000

Sub-total, General Administration and Support		46,539,000		156,237,000			202,776,000

Operations
Negotiated political settlement of all internal armed conflicts achieved		131,653,000		354,230,000			485,883,000

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM		131,653,000		354,230,000			485,883,000

Management and Supervision of the Comprehensive Peace Process		115,737,000		252,785,000			368,522,000

606	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)		15,916,000		101,445,000		117,361,000

Normalization Program in the Bangsamoro		15,916,000		101,445,000		117,361,000

Sub-total, Operations		131,653,000		354,230,000		485,883,000

TOTAL NEW APPROPRIATIONS	₱	178,192,000	₱	510,467,000	₱	688,659,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Benefits
Terminal leave	1,074

Total Other Benefits	1,074

Non-Permanent Positions	177,118

Total Personnel Services	178,192

Maintenance and Other Operating Expenses
Travelling Expenses	92,004
Training and Scholarship Expenses	27,935
Supplies and Materials Expenses	26,324
Utility Expenses	11,304
Communication Expenses	13,954
Awards/Rewards and Prizes	820
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	60,000
Extraordinary and Miscellaneous Expenses	3,153
Professional Services	59,904
General Services	5,693
Repairs and Maintenance	14,414
Financial Assistance/Subsidy	100,000
Taxes, Insurance Premiums and Other Fees	1,041
Other Maintenance and Operating Expenses
Advertising Expenses	1,845
Printing and Publication Expenses	3,116
Representation Expenses	50,994
Transportation and Delivery Expenses	1,073
Rent/Lease Expenses	29,773
Subscription Expenses	518
Donations	324
Other Maintenance and Operating Expenses	6,078

APRIL 29, 2019	OFFICIAL GAZETTE	607
OTHER EXECUTIVE OFFICES

Total Maintenance and Other Operating Expenses	510,467

Total Current Operating Expenditures	688,659

TOTAL NEW APPROPRIATIONS	688,659

S. OPTICAL MEDIA BOARD

For general administration and support, and operations, as indicated hereunder	₱	62,058,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	13,117,000	₱	11,046,000	₱		₱	24,163,000
Operations		25,489,000		11,606,000		800,000		37,895,000

OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM		25,489,000		11,606,000		800,000		37,895,000

TOTAL NEW APPROPRIATIONS	₱	38,606,000	₱	22,652,000	₱	800,000	₱	62,058,000

Special Provision(s)

1. Reporting and Posting Requirements. The Optical Media Board (OMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) OMB’s website.

The OMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,117,000	₱	11,046,000	₱	₱	24,163,000

608	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Sub-total, General Administration and Support		13,117,000		11,046,000				24,163,000

Operations
Optical Media Industry effectively regulated		25,489,000		11,606,000		800,000		37,895,000

OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM		25,489,000		11,606,000		800,000		37,895,000

Regulatory Services for Optical Media Industry		25,489,000		11,606,000		800,000		37,895,000

Sub-total, Operations		25,489,000		11,606,000		800,000		37,895,000

TOTAL NEW APPROPRIATIONS	₱	38,606,000	₱	22,652,000	₱	800,000	₱	62,058,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	28,796

Total Permanent Positions	28,796

Other Compensation Common to All
Personnel Economic Relief Allowance	1,584
Representation Allowance	510
Transportation Allowance	510
Clothing and Uniform Allowance	396
Honoraria	612
Mid-Year Bonus - Civilian	2,400
Year End Bonus	2,400
Cash Gift	330
Productivity Enhancement Incentive	330
Step Increment	72

Total Other Compensation Common to All	9,144

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	198

Total Other Compensation for Specific Groups	198

Other Benefits
PAG-IBIG Contributions	79
PhilHealth Contributions	310
Employees Compensation Insurance Premiums	79

Total Other Benefits	468

APRIL 29, 2019	OFFICIAL GAZETTE	609
OTHER EXECUTIVE OFFICES

Total Personnel Services	38,606

Maintenance and Other Operating Expenses
Travelling Expenses	5,966
Training and Scholarship Expenses	465
Supplies and Materials Expenses	1,838
Utility Expenses	1,600
Communication Expenses	569
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	230
Professional Services	4,300
General Services	1,855
Repairs and Maintenance	. 1,050
Taxes, Insurance Premiums and Other Fees	498
Other Maintenance and Operating Expenses
Advertising Expenses	1,010
Printing and Publication Expenses	460
Representation Expenses	2,150
Rent/Lease Expenses	566
Subscription Expenses	95

Total Maintenance and Other Operating Expenses	22,652

Total Current Operating Expenditures	61,258

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	580
Transportation Equipment Outlay	100
Furniture, Fixtures and Books Outlay	120

Total Capital Outlays	800

TOTAL NEW APPROPRIATIONS	62,058

T. PASIG RIVER REHABILITATION COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	326,549,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,153,000	₱	77,453,000	₱		₱	88,606,000
Operations		5,853,000		31,245,000		200,845,000		237,943,000

610	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PASIG RIVER REHABILITATION PROGRAM		5,853,000		31,245,000		200,845,000		237,943,000

TOTAL NEW APPROPRIATIONS	₱	17,006,000	₱	108,698,000	₱	200,845,000	₱	326,549,000

Special Provision(s)

1. Rehabilitation and Development of Tributaries Leading to the Pasig River. The rehabilitation and development of tributaries leading to the Pasig River by the Pasig River Rehabilitation Commission (PRRC) shall be consistent with the master plan submitted to the DBM. The PRRC shall adopt the cost allocation being used by DPMH for its similar rehabilitation and development projects.

2. Reporting and Posting Requirements. The PRRC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PRRC’s website.

The PRRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions;

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,981,000	₱	77,453,000	₱		₱	88,434,000
Administration of Personnel Benefits		172,000						172,000

Sub-total, General Administration and Support		11,153,000		77,453,000				88,606,000

Operations
Waterways (Pasig River System) Rehabilitated		5,853,000		31,245,000		200,845,000		237,943,000

PASIG RIVER REHABILITATION PROGRAM		5,853,000		31,245,000		200,845,000		237,943,000

Rehabilitation and development of river banks and waterways leading to the Pasig River		965,000		7,600,000		2,296,000		10,861,000
Improvement of the water quality of the Pasig River and its tributaries		980,000		4,741,000				5,721,000
Coordination, integration of all programs related to the rehabilitation of the Pasig River		3,908,000		18,904,000				22,812,000
Project(s)
Locally-Funded Project(s)						198,549,000		198,549,000

Rehabilitation and Development of Estero dela Reina Phase 2 (City of Manila)						22,978,000		22,978,000

APRIL 29, 2019	OFFICIAL GAZETTE	611
OTHER EXECUTIVE OFFICES

Rehabilitation and Development of Ermitaño Creek, Phase 2 (City of San Juan)						2,632,000		2,632,000
Manila Esplanade Lighting Project						150,000,000		150,000,000
Rehabilitation and Development of East Bank Road, Manggahan Floodway - Phase 1 (Brgy. Santa Lucia, City of Pasig)						16,913,000		16,913,000
Rehabilitation and Development of Taguig-Pateros River (Brgy. San Pedro, Municipality of Pateros)						6,026,000		6,026,000

Sub-total, Operations		5,853,000		31,245,000		200,845,000		237,943,000

TOTAL NEW APPROPRIATIONS	₱	17,006,000	₱	108,698,000	₱	200,845,000	₱	326,549,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	12,985

Total Permanent Positions	12,985

Other Compensation Common to All
Personnel Economic Relief Allowance	456
Representation Allowance	372
Transportation Allowance	372
Clothing and Uniform Allowance	114
Mid-Year Bonus - Civilian	1,082
Year End Bonus	1,082
Cash Gift	95
Productivity Enhancement Incentive	95
Step Increment	33

Total Other Compensation Common to All	3,701

Other Benefits
PAG-IBIG Contributions	23
PhilHealth Contributions	102
Employees Compensation Insurance Premiums	23
Terminal Leave	172

Total Other Benefits	320

Total Personnel Services	17,006

612	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	230
Training and Scholarship Expenses	3,653
Supplies and Materials Expenses	7,366
Utility Expenses	2,390
Communication Expenses	760
Survey, Research, Exploration and Development Expenses	7,600
Demolition/Relocation and Desilting/Dredging Expenses	9,840
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	52,448
General Services	7,200
Repairs and Maintenance	155
Taxes, Insurance Premiums and Other Fees	2,172
Other Maintenance and Operating Expenses
Advertising Expenses	560
Printing and Publication Expenses	1,294
Representation Expenses	851
Rent/Lease Expenses	10,792
Subscription Expenses	63
Other Maintenance and Operating Expenses	1,206

Total Maintenance and Other Operating Expenses	108,698

Total Current Operating Expenditures	125,704

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	198,549
Machinery and Equipment Outlay	2,296

Total Capital Outlays	200,845

TOTAL NEW APPROPRIATIONS	326,549

U. PHILIPPINE COMPETITION COMMISSION

For general administration and support and operations, as indicated hereunder	₱	429,849,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	103,686,000	₱	138,192,000	₱	3,943,000	₱	245,821,000

Operations		76,852,000		107,176,000				184,028,000

APRIL 29, 2019	OFFICIAL GAZETTE	613
OTHER EXECUTIVE OFFICES

COMPETITION POLICY ENFORCEMENT PROGRAM		76,852,000		107,176,000				184,028,000

TOTAL NEW APPROPRIATIONS	₱	180,538,000	₱	245,368,000	₱	3,943,000	₱	429,849,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Competition Commission (PCC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PCC’s website.

The PCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing Laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	103,686,000	₱	138,192,000	₱	3,943,000	₱	245,821,000

Sub-total, General Administration and Support		103,686,000		138,192,000		3,943,000		245,821,000

Operations
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced		76,852,000		107,176,000				184,028,000

COMPETITION POLICY ENFORCEMENT		76,852,000		107,176,000				184,028,000

Enforcement of Rules and Regulations, Review of Mergers and Acquisition, and Policy Research and Advocacy/Capacity Building Program		76,852,000		107,176,000				184,028,000

Sub-total, Operations		76,852,000		107,176,000				184,028,000

TOTAL NEW APPROPRIATIONS	₱	180,538,000	₱	245,368,000	₱	3,943,000	₱	429,849,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

614	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Permanent Positions
Basic Salary	142,115

Total Permanent Positions	142,115

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Representation Allowance	2,604
Transportation Allowance	2,604
Clothing and Uniform Allowance	1,200
Mid-Year Bonus - Civilian	11,844
Year End Bonus	11,844
Cash Gift	1,000
Productivity Enhancement Incentives	1,000

Total Other Compensation Common to All	36,896

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	1,012
Employees Compensation Insurance Premiums	240
Loyalty Award - Civilian	35

Total Other Benefits	1,527

Total Personnel Services	180,538

Maintenance and Other Operating Expenses
Travelling Expenses	27,310
Training and Scholarship Expenses	19,376
Supplies and Materials Expenses	20,896
Utility Expenses	2,280
Communication Expenses	8,452
Awards/Rewards/Prizes	30
Development Expenses	27,600
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,776
Professional Services	37,635
General Services	11,866
Repairs and Maintenance	3,078
Taxes, Insurance Premiums and Other Fees	1,900
Other Maintenance and Operating Expenses
Advertising Expenses	537
Printing and Publication Expenses	2,151
Representation Expenses	26,894
Transportation and Delivery Expenses	20
Rent/Lease Expenses	37,514
Membership Dues and Contributions to Organizations	1,060
Subscription Expenses	14,932
Other Maintenance and Operating Expenses	61

Total Maintenance and Other Operating Expenses	245,368

APRIL 29, 2019	OFFICIAL GAZETTE	615
OTHER EXECUTIVE OFFICES

Total Current Operating Expenditures	425,906

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,890
Furniture, Fixtures and Books Outlay	1,405
Intangible Assets Outlay	648

Total Capital Outlays	3,943

TOTAL NEW APPROPRIATIONS	429,849

V. PHILIPPINE DRUG ENFORCEMENT AGENCY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,056,892,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	97,741,000	₱	115,690,000	₱	7,000,000	₱	220,431,000
Operations		937,350,000		844,914,000		54,197,000		1,836,461,000

DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM		937,350,000		844,914,000		54,197,000		1,836,461,000

TOTAL NEW APPROPRIATIONS	₱	1,035,091,000	₱	960,604,000	₱	61,197,000	₱	2,056,892,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Drug Enforcement Agency (PDEA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PDEA’s website.

The PDEA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing Iaws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions.

New Appropriations, by Programs/Activities/Projects

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	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	90,664,000	₱	115,690,000	₱	7,000,000	₱	213,354,000

National Capital Region (NCR)		90,664,000		115,690,000		7,000,000		213,354,000

Central Office		90,664,000		115,690,000		7,000,000		213,354,000
Administration of Personnel Benefits		7,077,000						7,077,000

National Capital Region (NCR)		7,077,000						7,077,000

Central Office		7,077,000						7,077,000

Sub-total, General Administration and Support		97,741,000		115,690,000		7,000,000		220,431,000

Operations
Supply of drugs suppressed		937,350,000		844,914,000		54,197,000		1,836,461,000

DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM		937,350,000		844,914,000		54,197,000		1,836,461,000

Operations planning, support and supervision services		169,302,000		52,331,000				221,633,000

National Capital Region (NCR)		169,302,000		52,331,000				221,633,000

Central Office		169,302,000		52,331,000				221,633,000
Anti-Drug Operations		768,048,000		779,995,000		54,197,000		1,602,240,000

National Capital Region (NCR)		768,048,000		779,995,000		54,197,000		1,602,240,000

Central Office		768,048,000		779,995,000		54,197,000		1,602,240,000
Project(s)
Locally-Funded Project(s)				12,588,000				12,588,000

PDEA Evidence Inventory Information System (PEIIS) Deployment Project				10,226,000				10,226,000

National Capital Region (NCR)				10,226,000				10,226,000

Central Office				10,226,000				10,226,000
Compliance System Enhancement Project				1,194,000				1,194,000

APRIL 29, 2019	OFFICIAL GAZETTE	617
OTHER EXECUTIVE OFFICES

National Capital Region (NCR)		1,194,000						1,194,000

Central Office				1,194,000				1,194,000
Strategic Performance Management System Project				1,168,000				1,168,000

National Capital Region (NCR)				1,168,000				1,168,000

Central Office				1,168,000				1,168,000

Sub-total, Operations		937,350,000		844,914,000		54,197,000		1,836,461,000

TOTAL NEW APPROPRIATIONS	₱	1,035,091,000	₱	960,604,000	₱	61,197,000	₱	2,056,892,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	754,983

Total Permanent Positions	754,983

Other Compensation Common to All
Personnel Economic Relief Allowance	51,240
Representation Allowance	9,306
Transportation Allowance	9,306
Clothing and Uniform Allowance	12,810
Mid-Year Bonus - Civilian	62,919
Year End Bonus	62,919
Cash Gift	10,675
Productivity Enhancement Incentive	10,675
Step Increment	1,889

Total Other Compensation Common to All	231,739

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	75
Magna Carta for Science & Technology Personnel	5,699
Hazard Duty Pay	21,624

Total Other Compensation for Specific Groups	27,398

Other Benefits
PAG-IBIG Contributions	2,563
PhilHealth Contributions	8,768
Employees Compensation Insurance Premiums	2,563
Terminal Leave	7,077

618	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Other Benefits	20,971

Total Personnel Services	1,035,091

Maintenance and Other Operating Expenses
Travelling Expenses	35,703
Training and Scholarship Expenses	46,129
Supplies and Materials Expenses	144,002
Utility Expenses	33,897
Communication Expenses	20,598
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	500,000
Extraordinary and Miscellaneous Expenses	2,700
Professional Services	25,753
General Services	25,799
Repairs and Maintenance	26,104
Financial Assistance/Subsidy	976
Taxes, Insurance Premiums and Other Fees	326
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,880
Representation Expenses	15,660
Rent/Lease Expenses	65,582
Subscription Expenses	2,040
Other Maintenance and Operating Expenses	10,455

Total Maintenance and Other Operating Expenses	960,604

Total Current Operating Expenditures	1,995,695

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	6,500
Machinery and Equipment Outlay	29 ,697
Other Property Plant and Equipment Outlay	25,000

Total Capital Outlays	61,197

TOTAL NEW APPROPRIATIONS	2,056,892

W. PHILIPPINE RACING COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	187,017,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,578,000	₱	11,975,000	₱		₱	30,553,000
Operations		22,212,000		132,252,000		2,000,000		156,464,000

APRIL 29, 2019	OFFICIAL GAZETTE	619
OTHER EXECUTIVE OFFICES

HORSE RACING INCENTIVE PROGRAM				119,946,000				119,946,000
HORSE RACING REGULATORY PROGRAM		22,212,000		12,306,000		2,000,000		36,518,000

TOTAL NEW APPROPRIATIONS	₱	40,790,000	₱	144,227,000	₱	2,000,000	₱	187,017,000

Special Provision(s)

1. Trust Receipts on Share from Breakages. Breakages or the fraction of ten (10) centavos eliminated from the dividends paid to the minning tickets remitted by the Philippine Racing Club, Inc., Manila Jockey Club, Inc., and the Metro Manila Turf Club Inc. shall be used exclusively for the payment of additional prizes for races sponsored by the Philippine Racing Commission (PhilRACOM) and for the necessary Capital Outlays and other expenses relative to the horse-breeding activities of the Commission in accordance with E.O. Nos. 88 and 89, s. 1986 and R.A. No. 7978, as amended. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Reporting and Posting Requirements. The PhilRACOM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PhilRACOM’s website.

The PhilRACOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	18,578,000	₱	11,975,000	₱		₱	30,553,000

Sub-total, General Administration and Support		18,578,000		11,975,000				30,553,000

Operations
Fair and safe horse racing industry developed		22,212,000		132,252,000		2,000,000		156,464,000

HORSE RACING INCENTIVE PROGRAM				119,946,000				119,946,000

Granting of racing incentives for the promotion of racing industry including prizes in stakes races				119,946,000				119,946,000
HORSE RACING REGULATORY PROGRAM		22,212,000		12,306,000		2,000,000		36,518,000

Formulation and implementation of policies and rules on horse racing and regulation of horse racing operations		22,212,000		12,306,000		2,000,000		36,518,000

620	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Sub-total, Operations		22,212,000		132,252,000		2,000,000		156,464,000

TOTAL NEW APPROPRIATIONS	₱	40,790,000	₱	144,227,000	₱	2,000,000	₱	187,017,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,739

Total Permanent Positions	29,739

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	444
Mid-Year Bonus - Civilian	2,478
Year End Bonus	2,478
Cash Gift	370
Per Diems	1,440
Productivity Enhancement Incentive	370
Step Increment	74

Total Other Compensation Common to All	10,330

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	222

Total Other Compensation for Specific Groups	222

Other Benefits
PAG-IBIG Contributions	89
PhilHealth Contributions	321
Employees Compensation Insurance Premiums	89

Total Other Benefits	499

Total Personnel Services	40,790

Maintenance and Other Operating Expenses
Travelling Expenses	1,930
Training and Scholarship Expenses	600
Supplies and Materials Expenses	10,280
Utility Expenses	1,214
Communication Expenses	2,015
Awards/Rewards and Prizes	119,946

APRIL 29, 2019	OFFICIAL GAZETTE	621
OTHER EXECUTIVE OFFICES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	1,540
General Services	600
Repairs and Maintenance	430
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	300
Rent/Lease Expenses	1,650
Subscription Expenses	100
Other Maintenance and Operating Expenses	3,122

Total Maintenance and Other Operating Expenses	144,227

Total Current Operating Expenditures	185,017

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	2,000

Total Capital Outlays	2,000

TOTAL NEW APPROPRIATIONS	187,017

X. PHILIPPINE SPORTS COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	5,357,315,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	37,763,000	₱	3,993,306,000	₱	1,046,460,000	₱	5,077,529,000
Operations		24,416,000		255,370,000				279,786,000

AMATEUR SPORTS DEVELOPMENT PROGRAM		24,416,000		255,370,000				279,786,000

TOTAL NEW APPROPRIATIONS	₱	62,179,000	₱	4,248,676,000	₱	1,046,460,000	₱	5,357,315,000

Special Provision(s)

1. National Sports Development Fund. In addition to the amounts appropriated herein, the National Sports Development Fund (NSDF) shall be used for the National Sports Development Program sourced from the following, in accordance with Section 26 of R.A. No. 6847:

(a)

Twenty Nine Million Eight Hundred Twenty Six Thousand Pesos (₱29,826,000) from taxes on horse races during special holidays, share from all taxes collected on imported athletic equipment and proceeds from the sale of stamps depicting sports events. Said amount shall be deposited with the National Treasury and released subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987; and

622	OFFICIAL GAZETTE	VOL. 115, NO. 17
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(b)	Proceeds of sweepstakes or lottery draws of the PCSO and the PSC’s share from the gross income of the PAGCOR which shall be deposited with an authorized government depository bank.

The NSDF shall likewise be used for the following purposes:

(a)	At least Six Million Pesos (₱6,000,000) for the research, promotion, development and implementation of Sports Science and Sports Medicine in the country;

(b)	Assistance to national sports associations, private associations and entities, civil service organizations and individuals relative to the implementation of the National Physical Fitness and Sports;

(c)

Training and preparation of national athletes and coaches, as well as the selection of individual athletes at the elementary and high school levels for individual sports events and for maintenance of the training venues for the national athletes and coaches; and

(d)	Payment of cash incentives and retirement benefits to national athletes and coaches in accordance with the provisions of R.A. No. 10699.

In no case shall the foregoing amounts be used for any other purpose.

2. Appropriations for the Philippine Sports Commission. The amounts appropriated herein shall be used for the following:

(a)	Fifty Seven Million Thirty Two Thousand Pesos (₱57,032,000) for Amateur Sports Promotion and Development;

(b)	Fifty Two Million Four Hundred Three Thousand Pesos (₱52,403,000) for Grassroot Centerpiece Program;

(c)	Seventy Seven Million Five Hundred Twenty Nine Thousand Pesos (₱77,529,000) for General Administration and Support;

(d)

One Hundred Million Pesos (₱100,000,000) for Preparation, Hosting, Training and Participation for the 2019 SEA Games: PROVIDED, That no less than Sixty Million Pesos (₱60,000,000) shall be used for training Filipino athletes for the aforementioned event; and

(e)	Twelve Million Ninety Nine Thousand Pesos (₱12,099,000) for the 5th ASEAN Ministerial Meeting on Sports and 9th ASEAN Senior Officials Meeting on Sports.

In no case shall said amounts be used as assistance to national sports associations and entities, civil service organizations, and individuals.

3. Basic and Meal Allowances of Athletes. The PSC shall ensure that all qualified national athletes are uniformly granted basic and meal allowances which should be charged against the MSDF. For this purpose, the following allowance scheme under the Priority Athletes Program of the Commission with the following rates based on medals garnered during the authorized international competition of the year shall be followed:

(a)	Gold - Forty Three Thousand Pesos (₱43,000);

(b)	Silver - Thirty Three Thousand Pesos (₱33,000); and

(c)	Bronze - Twenty Eight Thousand Pesos (₱28,000).

The scheme shall cover athletes who are qualified and endorsed by their respective national Sports Associations to be part of the said program.

In addition, regular national athletes shall receive the following monthly basic allowance based on their classification:

(a)	Class A - Twenty Seven Thousand Pesos (₱27,000);

(b)	Class B - Twenty One Thousand Pesos (₱21,000);

(c)	Class C - Fifteen Thousand Pesos (₱15,000)

(d)	Training Pool - Twelve Thousand Six Hundred Pesos (₱12,600); and

(e)	Developmental/Youth Teams - Ten Thousand Two Hundred Pesos (₱10,200).

APRIL 29, 2019	OFFICIAL GAZETTE	623
OTHER EXECUTIVE OFFICES

Implementation of this provision shall be in accordance with PSC Resolution No. 862(C)-2015 dated December 9, 2015 and such other guidelines that may be issued for the purpose.

4. Reporting and Posting Requirements. The PSC shall submit quarterly reports on its financial and physical accomplishments,

within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PSC’s website.

The PSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision of which ₱77,270,000.00 is for General Administration and Support and ₱5,000,000,000.00 for the Hosting of the 2019 SEA Games	₱	37,504,000	₱	3,993,306,000	₱	1,046,460,000	₱	5,077,270,000
Administration of Personnel Benefits		259,000						259,000

Sub-total, General Administration and Support		37,763,000		3,993,306,000		1,046,460,000		5,077,529,000

Operations
Source of athletic talents widened		24,416,000		255,370,000				279,786,000

AMATEUR SPORTS DEVELOPMENT PROGRAM		24,416,000		255,370,000				279,786,000

Policy and Program Formulation and Amateur Sport Development and Promotion		24,416,000		32,616,000				57,032,000
National Sport for All-Grassroot Centerpiece Program				52,403,000				52,403,000
Project(s)
Locally-Funded Project(s)				170,351,000				170,351,000

Preparation, Hosting, Training and Participation for the 2019 SEA Games				100,000,000				100,000,000
5th ASEAN Ministerial Meeting for Sports and 9th ASEAN Senior Officials Meeting on Sports				12,099,000				12,099,000

624	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

International Training and Competition Program for Equestrian Sports				40,000,000				40,000,000
Training and Competition Program for Arnis Sports				10,000,000				10,000,000
Training for Bowling Sports				8,252,000				8,252,000

Sub-total, Operations		24,416,000		255,370,000				279,786,000

TOTAL NEW APPROPRIATIONS	₱	62,179,000	₱	4,248,676,000	₱	1,046,460,000	₱	5,357,315,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos]

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	46,964

Total Permanent Positions	46,964

Other Compensation Common to All
Personnel Economic Relief Allowance	2,544
Representation Allowance	1,062
Transportation Allowance	1,002
Clothing and Uniform Allowance	636
Mid-Year Bonus - Civilian	3,914
Year End Bonus	3,914
Cash Gift	530
Productivity Enhancement Incentive	530
Step Increment	118

Total Other Compensation Common to All	14,250

Other Benefits
PAG-IBIG Contributions	127
PhilHealth Contributions	452
Employees Compensation Insurance Premiums	127
Terminal Leave	259

Total Other Benefits	965

Total Personnel Services	62,179

Maintenance and Other Operating Expenses
Travelling Expenses	24,112
Training and Scholarship Expenses	197,302
Supplies and Materials Expenses	503,462
Utility Expenses	52,000
Communication Expenses	58,316
Awards/Rewards/Prizes	2,000

APRIL 29, 2019	OFFICIAL GAZETTE	625
OTHER EXECUTIVE OFFICES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	840
General Services	145,510
Repairs and Maintenance	705,660
Taxes, Insurance Premiums and Other Fees	500
Other Maintenance and Operating Expenses
Advertising Expenses	877
Transportation and Delivery Expenses	2,637
Rents/Lease Expenses	823,017
Subscription Expenses	200
Other Maintenance and Operating Expenses	1,732,243

Total Maintenance and Other Operating Expenses	4,248,676

Total Current Operating Expenditures	4,310,855

Capital Outlays
Machinery and Equipment Outlay	1,033,100
Furniture, Fixtures and Books Outlay	13,360

Total Capital Outlays	1,046,460

TOTAL NEW APPROPRIATIONS	5,357,315

Y. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

For general administration and support, and operations, as indicated hereunder	₱	96,749,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	5,666,000	₱	15,223,000	₱		₱	20,889,000
Operations		35,168,000		31,392,000		9,300,000		75,860,000

LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM		35,168,000		31,392,000		9,300,000		75,860,000

TOTAL NEW APPROPRIATIONS	₱	40,834,000	₱	46,615,000	₱	9,300,000	₱	96,749,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Legislative Liaison Office (PLLO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PLLO’s website.

The PLLO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

626	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	5,427,000	₱	15,223,000	₱		₱	20,650,000
Administration of Personnel Benefits		239,000						239,000

Sub-total, General Administration and Support		5,666,000		15,223,000				20,889,000

Operations
The Presidential policy reform agenda and the Administration’s program of governance promoted		35,168,000		31,392,000		9,300,000		75,860,000

LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM		35,168,000		31,392,000		9,300,000		75,860,000

Formulation and implementation of advocacy strategies and strategic interventions towards stakeholders consensus-building on congressional initiatives consistent with the policy reform and development programs of the Administration		35,168,000		31,392,000		9,300,000		75,860,000

Sub-total, Operations		35,168,000		31,392,000		9,300,000		75,860,000

TOTAL NEW APPROPRIATIONS	₱	40,834,000	₱	46,615,000	₱	9,300,000	₱	96,749,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	31,068

Total Permanent Positions	31,068

Other Compensation Common to All
Personnel Economic Relief Allowance	816
Representation Allowance	1,314
Transportation Allowance	1,314

APRIL 29, 2019	OFFICIAL GAZETTE	627
OTHER EXECUTIVE OFFICES

Clothing and Uniform Allowance	204
Mid-Year Bonus - Civilian	2,589
Year End Bonus	2,589
Cash Gift	170
Productivity Enhancement Incentive	170
Step increment	77

Total Other Compensation Common to All	9,243

Other Benefits
PAG-IBIG Contributions	41
PhilHealth Contributions	192
Employees Compensation Insurance Premiums	41
Loyalty Award - Civilian	10
Terminal Leave	239

Total Other Benefits	523

Total Personnel Services	40,834

Maintenance and Other Operating Expenses
Travelling Expenses	8,511
Training and Scholarship Expenses	3,660
Supplies and Materials Expenses	2,811
Utility Expenses	159
Communication Expenses	4,357
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,238
Professional Services	10,764
General Services	698
Repairs and Maintenance	765
Taxes, Insurance Premiums and Other Fees	176
Other Maintenance and Operating Expenses
Representation Expenses	11,534
Rent/Lease Expenses	1,671
Subscription Expenses	17
Donations	50
Other Maintenance and Operating Expenses	204

Total Maintenance and Other Operating Expenses	46,615

Total Current Operating Expenditures	87,449

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,305
Transportation Equipment Outlay	4,500
Furniture, Fixtures and Books Outlay	495

Total Capital Outlays	9,300

TOTAL NEW APPROPRIATIONS	96,749

628	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Z. PRESIDENTIAL MANAGEMENT STAFF

For general administration and support, support to operations, and operations, as indicated hereunder	₱	637,177,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	75,538,000	₱	154,906,000	₱	149,152,000	₱	379,596,000
Support to Operations		16,289,000		16,681,000				32,970,000
Operations		141,442,000		83,169,000				224,611,000

PRESIDENTIAL STAFF SUPPORT PROGRAM		141,442,000		83,169,000				224,611,000

TOTAL NEW APPROPRIATIONS	₱	233,269,000	₱	254,756,000	₱	149,152,000	₱	637,177,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Management Staff (PMS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PMS’ website.

The PMS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	72,839,000	₱	154,906,000	₱	149,152,000	₱	376,897,000
Administration of Personnel Benefits		2,699,000						2,699,000

Sub-total, General Administration and Support		75,538,000		154,906,000		149,152,000		379,596,000

Support to Operations
Provision of legal and information communication technology (ICT) services		16,289,000		16,681,000				32,970,000

APRIL 29, 2019	OFFICIAL GAZETTE	629
OTHER EXECUTIVE OFFICES

Sub-total, Support to Operations		16,289,000		16,681,000				32,970,000

Operations
Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives		141,442,000		83,169,000				224,611,000

PRESIDENTIAL STAFF SUPPORT PROGRAM		141,442,000		83,169,000				224,611,000

Provision of decision inputs for the Presidency and the conduct of policy research and complete staff work in support of the President’s priority development agenda		50,734,000		5,517,000				56,251,000
Monitoring and evaluation of and facilitation work on Presidential directives, priority programs, and projects		44,084,000		48,397,000				92,481,000
Management of Presidential engagements and provision of secretariat support to various Presidential bodies		46,624,000		29,255,000				75,879,000

Sub-total, Operations		141,442,000		83,169,000				224,611,000

TOTAL NEW APPROPRIATIONS	₱	233,269,000	₱	254,756,000	₱	149,152,000	₱	637,177,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	177,222

Total Permanent Positions	177,222

Other Compensation Common to All
Personnel Economic Relief Allowance	6,744
Representation Allowance	4,998
Transportation Allowance	4,998
Clothing and Uniform Allowance	1,686
Mid-Year Bonus - Civilian	14,769
Year End Bonus	14,769
Cash Gift	1,405
Productivity Enhancement Incentive	1,405
Step Increment	442

Total Other Compensation Common to All	51,216

630	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	337
PhilHealth Contributions	1,458
Employees Compensation Insurance Premiums	337
Terminal Leave	2,699

Total Other Benefits	4,831

Total Personnel Services	233,269

Maintenance and Other Operating Expenses
Travelling Expenses	25,503
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	33,622
Utility Expenses	14,624
Communication Expenses Confidential, Intelligence and Extraordinary Expenses	22,877
Extraordinary and Miscellaneous Expenses	3,246
Professional Services	22,930
General Services	30,750
Repairs and Maintenance	11,376
Taxes, Insurance Premiums and Other Fees	1,951
Other Maintenance and Operating Expenses
Advertising Expenses	201
Printing and Publication Expenses	50
Representation Expenses	3,484
Rent/Lease Expenses	47,868
Membership Dues and Contributions to Organizations	40
Subscription Expenses	25,027
Other Maintenance and Operating Expenses	7,707

Total Maintenance and Other Operating Expenses	254,756

Total Current Operating Expenditures	488,025

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,945
Machinery and Equipment Outlay	80,360
Furniture, Fixtures and Books Outlay	39,056
Intangible Assets Outlay	21,791

Total Capital Outlays	149,152

TOTAL NEW APPROPRIATIONS	637,177

APRIL 29, 2019	OFFICIAL GAZETTE	631
OTHER EXECUTIVE OFFICES

GENERAL SUMMARY

OTHER EXECUTIVE OFFICES

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
A. ANTI-MONEY LAUNDERING COUNCIL	₱		₱	38,105,000	₱	25,370,000	₱	63,475,000
B. CLIMATE CHANGE COMMISSION		34,406,000		72,978,000		6,450,000		113,834,000
C. COMMISSION ON FILIPINOS OVERSEAS		28,676,000		83,846,000		11,847,000		124,369,000
D. COMMISSION ON HIGHER EDUCATION		412,436,000		50,770,885,000		307,931,000		51,491,252,000
E. COMMISSION ON THE FILIPINO LANGUAGE		42,697,000		58,951,000		39,220,000		140,868,000
F. DANGEROUS DRUGS BOARD		54,998,000		226,048,000		20,695,000		301,741,000
G. ENERGY REGULATORY COMMISSION		191,539,000		365,090,000		121,403,000		678,032,000
H. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES		26,270,000		88,588,000		19,220,000		134,078,000
I. GAMES AND AMUSEMENT BOARD		75,414,000		60,316,000		2,855,000		138,585,000
J. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS		77,122,000		140,293,000		33,699,000		251,114,000
K. HOUSING AND LAND USE REGULATORY BOARD		259,992,000						259,992,000
L. HOUSING AND URBAN DEVELOPMENT COORDINATING COUNCIL		71,454,000		80,771,000		22,520,000		174,745,000
M. MINDANAO DEVELOPMENT AUTHORITY		71,514,000		81,576,000		6,160,000		159,250,000
N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD		38,949,000						38,949,000
O. NATIONAL COMMISSION FOR CULTURE AND THE ARTS
0.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)		24,438,000		336,500,000				360,938,000
0.2. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES (NATIONAL HISTORICAL INSTITUTE)		80,379,000		141,910,000		196,010,000		418,299,000
0.3. NATIONAL LIBRARY OF THE PHILIPPINES (THE NATIONAL LIBRARY)		64,101,000		84,665,000		50,000,000		198,766,000
0.4. NATIONAL ARCHIVES OF THE PHILIPPINES (RECORDS MANAGEMENT AND ARCHIVES OFFICE)		69,943,000		100,250,000		195,432,000		365,625,000

SUB-TOTAL, NATIONAL COMMISSION FOR CULTURE AND THE ARTS		238,861,000		663,325,000		441,442,000		1,343,628,000

P. NATIONAL INTELLIGENCE COORDINATING AGENCY		585,928,000		308,896,000		23,322,000		918,146,000
Q. NATIONAL SECURITY COUNCIL		131,322,000		156,608,000		47,005,000		334,935,000

632	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

R. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS		178,192,000		510,467,000				688,659,000
S. OPTICAL MEDIA BOARD		38,606,000		22,652,000		800,000		62,058,000
T. PASIG RIVER REHABILITATION COMMISSION		17,006,000		108,698,000		200,845,000		326,549,000
U. PHILIPPINE COMPETITION COMMISSION		180,538,000		245,368,000		3,943,000		429,849,000
V. PHILIPPINE DRUG ENFORCEMENT AGENCY		1,035,091,000		960,604,000		61,197,000		2,056,892,000
W. PHILIPPINE RACING COMMISSION		40,790,000		144,227,000		2,000,000		187,017,000
X. PHILIPPINE SPORTS COMMISSION		62,179,000		4,248,676,000		1,046,460,000		5,357,315,000
Y. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE		40,834,000		46,615,000		9,300,000		96,749,000
Z. PRESIDENTIAL MANAGEMENT STAFF		233,269,000		254,756,000		149,152,000		637,177,000

TOTAL NEW APPROPRIATIONS, OTHER EXECUTIVE OFFICES	₱	4,168,083,000	₱	59,738,339,000	₱	2,602,836,000	₱	66,509,258,000

APRIL 29, 2019	OFFICIAL GAZETTE	633
AUTONOMOUS REGION IN MUSLIM MINDANAO

XXVIII. AUTONOMOUS REGION IN MUSLIM MINDANAO

A. AUTONOMOUS REGIONAL GOVERNMENT IN MUSLIM MINDANAO

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱31,117,016,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	238,059,000	₱	180,610,000	₱		₱	418,669,000
Support to Operations		24,940,000		1,320,406,000		2,910,445,000		4,255,791,000
Operations		13,136,615,000		3,157,625,000		10,148,316,000		26,442,556,000

REGIONAL LEGISLATIVE PROGRAM		215,877,000		20,444,000				236,321,000
ADMINISTRATION OF REGIONAL AUTONOMY AND FINANCIAL RESOURCES MANAGEMENT PROGRAM		166,781,000		1,111,550,000				1,278,331,000
PEACE, LAW AND ORDER, AND HUMAN RIGHTS PROTECTION AND PROMOTION PROGRAM		32,977,000		7,321,000				40,298,000
AGRICULTURE, FISHERY AND LAND REFORM PROGRAM		494,101,000		135,438,000				629,539,000
EMPLOYMENT PROMOTION AND DEVELOPMENT OF INDUSTRIAL PEACE MAINTENANCE PROGRAM		38,597,000		17,496,000				56,093,000
TRADE, INDUSTRY AND INVESTMENT DEVELOPMENT, PROMOTION AND REGULATORY PROGRAM		105,933,000		41,200,000				147,133,000
HEALTH AND NUTRITION PROGRAM		1,071,534,000		432,601,000				1,504,135,000
EDUCATION, SCIENCE AND TECHNOLOGY PROGRAM		10,248,624,000		965,241,000				11,213,865,000
SOCIAL WELFARE AND PROTECTION PROGRAM		122,862,000		34,118,000				156,980,000
TRANSPORTATION AND COMMUNICATION REGULATORY PROGRAM		51,418,000		16,069,000				67,487,000
ROAD NETWORK AND OTHER PUBLIC INFRASTRUCTURE FACILITIES PROGRAM		289,986,000		340,842,000		10,148,316,000		10,779,144,000
ENVIRONMENTAL CONSERVATION AND MANAGEMENT AND HUMAN SETTLEMENT REGULATORY PROGRAM		297,925,000		35,305,000				333,230,000

TOTAL NEW APPROPRIATIONS	₱	13,399,614,000	₱	4,658,641,000	₱	13,058,761,000	₱	31,117,016,000

634	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Appropriations of the Autonomous Region in Muslim Mindanao. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the MODE of the ARMM shall be sourced from the share of the ARGMM and the LGUs concerned from national internal revenue taxes, fees and charges, and taxes imposed an the use of natural resources collected within the area of autonomy in accordance with Section 9, Article IX of R.A. No. 9054.

Release of funds shall be based on the amount of current year’s actual collections. Should current year’s actual collections exceed the amount appropriated herein, the balance shall be chargeable against the Unprogrammed Appropriations.

2. Appropriations for Infrastructure Projects. The amount of Ten Billion One Hundred Three Million Eight Hundred Sixteen Thousand Pesos (₱10,103,816,000) appropriated herein for the implementation of various infrastructure projects shall be subject to the following:

(a) Enactment of a Public Works Act in accordance with Section 11, Article XVIII of R.A. No. 9054;

(b) To be used primarily for the construction, development, upgrading, operation or maintenance of major roads, local roads, bridges, water supply, shore protection or river wall protection, flood control and drainage facilities specifically identified in this Act;

(c) Coordination with the DPWH in the implementation of national road projects;

(d) Conformity and strict compliance with the provisions of R.A. No. 9184, its IRR, GPPB guidelines issued thereon, and the applicable General Provisions of this Act; and

(e) Semi-annual and annual audits by the COA and the rules and regulations of the DBM pursuant to Section 2, Article IX of R.A. No. 9054.

Implementation of the said infrastructure projects may be undertaken by the AFP Corps of Engineers.

In the exercise of Congress’ oversight function as mechanism of checks and balances, the House Committee an Appropriations and the Senate Committee on Finance shall conduct an oversight on the implementation of the various infrastructure projects and compliance with this provision.

3. Financial Operating Requirements of Agencies, Offices and LGUs created under the Autonomous Region in Muslim Mindanao. The ARGMM shall provide, from its own funds, the financial operating requirements of the offices and agencies it created, as well as the municipalities and barangays created, divided, merged or whose boundaries were altered by the Regional Legislative Assembly (RLA), without observing the standards prescribed by R.A. No. 7160, in accordance with Section 19, Article VI of R.A. No. 9054.

In no case shall the financial operating requirements of the foregoing offices, agencies, municipalities and barangays be funded by the National Government.

4. Release of Appropriations for Autonomous Region in Muslim Mindanao. The appropriations provided herein shall be released to the Office of the Regional Governor, which shall transfer the cash allocation to the various departments and agencies under the ARMM through Notice of Transfer of Allocation pursuant to N.B.C. No. 488 dated May 22, 2003 and N.B.C. No. 488-A dated June 18, 2003. While the amounts appropriated for the Regional Legislative Services shall be released directly to the RLA.

5. Reporting and Posting Requirements. The ARGMM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) ARMM’s website.

The ARGMM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures		Capital Outlays	Total
	Personnel Services	Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱204,426,000	₱155,752,000	₱	₱360,178,000

APRIL 29, 2019	OFFICIAL GAZETTE	635
AUTONOMOUS REGION IN MUSLIM MINDANAO

Autonomous Region in Muslim Mindanao (ARMM)	204,426,000	155,752,000		360,178,000

Office of the Regional Governor (Proper)	196,402,000	144,081,000		340,483,000
Office of the Regional Vice-Governor	8,024,000	11,671,000		19,695,000
Regional Legislative Management and Supervision	33,633,000	24,858,000		58,491,000

Autonomous Region in Muslim Mindanao (ARMM)	33,633,000	24,858,000		58,491,000

Regional Legislative Assembly	33,633,000	24,858,000		58,491,000

Sub-total, General Administration and Support	238,059,000	180,610,000		418,669,000

Support to Operations
Planning and Monitoring of Regional Development Programs and Projects (RPDO)	24,940,000	15,697,000		40,637,000

Autonomous Region in Muslim Mindanao (ARMM)	24,940,000	15,697,000		40,637,000

Regional Planning and Development Office	24,940,000	15,697,000		40,637,000
PROJECT(S)
Locally-Funded Project(s)		1,304,709,000	2,910,445,000	4,215,154,000

ARMM Health, Education, Livelihood, Peace and Order, and Synergy (H.E.L.P.S.) Program		496,580,000	1,024,811,000	1,521,391,000

Autonomous Region in Muslim Mindanao (ARMM)		496,580,000	1,024,811,000	1,521,391,000

Office of the Regional Governor (Proper)		496,580,000	1,024,811,000	1,521,391,000
Bangsamoro Regional Inclusive Development Program for Sustainable Growth and Equity (BRIDGE)		808,129,000	1,885,634,000	2,693,763,000

Autonomous Region in Muslim Mindanao (ARMM)		808,129,000	1,885,634,000	2,693,763,000

Office of the Regional Governor (Proper)		808,129,000	1,885,634,000	2,693,763,000

Sub-total, Support to Operations	24,940,000	1,320,406,000	2,910,445,000	4,255,791,000

Operations
Open, transparent, accountable and inclusive governance practiced and sustained in ARMM	382,658,000	1,131,994,000		1,514,652,000

REGIONAL LEGISLATIVE PROGRAM	215,877,000	20,444,000		236,321,000

Legislation of Laws and Other Related Activities	215,877,000	20,444,000		236,321,000

Autonomous Region in Muslim Mindanao (ARMM)	215,877,000	20,444,000		236,321,000

Regional Legislative Assembly	215,877,000	20,444,000		236,321,000

636	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

ADMINISTRATION OF REGIONAL AUTONOMY AND FINANCIAL RESOURCES MANAGEMENT PROGRAM	166,781,000	1,111,550,000	1,278,331,000

Revenue Generation and Fund Management (ORT)	6,034,000	1,001,829,000	1,007,863,000

Autonomous Region in Muslim Mindanao (ARMM)	6,034,000	1,001,829,000	1,007,863,000

Office of the Regional Treasurer	6,034,000	1,001,829,000	1,007,863,000
Bridging Support Program		100,943,000	100,943,000

Autonomous Region in Muslim Mindanao (ARMM)		100,943,000	100,943,000

Office of the Regional Governor (Proper)		96,943,000	96,943,000
Office of the Regional Vice-Governor		4,000,000	4,000,000
Supervision and Development of Local Government Units (RDILG)	160,747,000	8,778,000	169,525,000

Autonomous Region in Muslim Mindanao (ARMM)	160,747,000	8,778,000	169,525,000

Regional Department of the Interior and Local Government	160,747,000	8,778,000	169,525,000
Environment for more secured communities in ARMM improved and sustained	32,977,000	7,321,000	40,298,000

PEACE, LAW AND ORDER, AND HUMAN RIGHTS PROTECTION AND PROMOTION PROGRAM	32,977,000	7,321,000	40,298,000

Protection and Promotion of Human Rights (RHRC)	32,977,000	7,321,000	40,298,000

Autonomous Region in Muslim Mindanao (ARMM)	32,977,000	7,321,000	40,298,000

Regional Human Rights Commission	32,977,000	7,321,000	40,298,000
Investments, employment and income in ARMM increased	638,631,000	194,134,000	832,765,000

AGRICULTURE, FISHERY AND LAND REFORM PROGRAM	494,101,000	135,438,000	629,539,000

Agriculture and Fishery Services (RDAF)	291,968,000	115,704,000	407,672,000

Autonomous Region in Muslim Mindanao (ARMM)	291,968,000	115,704,000	407,672,000

Regional Department of Agriculture and Fisheries	291,968,000	115,704,000	407,672,000
Marine Resource Management Services (BFAR)	30,488,000	10,666,000	41,154,000

Autonomous Region in Muslim Mindanao (ARMM)	30,488,000	10,666,000	41,154,000

Regional Department of Agriculture and Fisheries	30,488,000	10,666,000	41,154,000
Prevision of Agrarian Reform Services (RDAR)	171,645,000	9,068,000	180,713,000

Autonomous Region in Muslim Mindanao (ARMM)	171,645,000	9,068,000	180,713,000

Regional Department of Agrarian Reform	171,645,000	9,068,000	180,713,000

APRIL 29, 2019	OFFICIAL GAZETTE	637
AUTONOMOUS REGION IN MUSLIM MINDANAO

EMPLOYMENT PROMOTION AND DEVELOPMENT OF INDUSTRIAL PEACE MAINTENANCE PROGRAM	38,597,000	17,496,000	56,093,000

Promotion and Development of Employment and Maintenance of Industrial Peace (RDOLE)	32,595,000	15,941,000	48,536,000

Autonomous Region in Muslim Mindanao (ARMM)	32,595,000	15,941,000	48,536,000

Regional Department of Labor and Employment - Proper	32,595,000	15,941,000	48,536,000
Implementation of Wages, Incomes and Productivity Policies and Programs (RTWPB)	6,002,000	1,555,000	7,557,000

Autonomous Region in Muslim Mindanao (ARMM)	6,002,000	1,555,000	7,557,000

Regional Tripartite Wage and Productivity Board	6,002,000	1,555,000	7,557,000
TRADE, INDUSTRY AND INVESTMENT DEVELOPMENT, PROMOTION AND REGULATORY PROGRAM	105,933,000	41,200,000	147,133,000

Promotion and Development of Trade and Industry (RDTI)	60,457,000	21,869,000	82,326,000

Autonomous Region in Muslim Mindanao (ARMM)	60,457,000	21,869,000	82,326,000

Regional Department of Trade and Industry	60,457,000	21,869,000	82,326,000
Promotion and Development of Tourism (RDOT)	15,477,000	2,754,000	18,231,000

Autonomous Region in Muslim Mindanao (ARMM)	15,477,000	2,754,000	18,231,000

Regional Department of Tourism	15,477,000	2,754,000	18,231,000
Registration of Investments and Supervision of Registered Investments (RBOI)	19,540,000	7,397,000	26,937,000

Autonomous Region in Muslim Mindanao (ARMM)	19,540,000	7,397,000	26,937,000

Regional Board of Investments	19,540,000	7,397,000	26,937,000
Promotion, Development and Regulation of Cooperatives (RCDA)	10,459,000	9,180,000	19,639,000

Autonomous Region in Muslim Mindanao (ARMM)	10,459,000	9,180,000	19,639,000

Regional Cooperatives Development Authority	10,459,000	9,180,000	19,639,000
Access of ARMM communities to basic services for human capital development improved	11,443,020,000	1,431,960,000	12,874,980,000

HEALTH AND NUTRITION PROGRAM	1,071,534,000	432,601,000	1,504,135,000

Field Health Services	579,437,000	259,761,000	839,198,000

Autonomous Region in Muslim Mindanao (ARMM)	579,437,000	259,761,000	839,198,000

DOH Regional Office	191,612,000	134,828,000	326,440,000
IPHO Lanao del Sur	70,858,000	13,407,000	84,265,000

638	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

IPHO Maguindanao	136,421,000	56,984,000	193,405,000
IPHO Sulu	98,500,000	38,402,000	136,902,000
IPHO Tawi-Tawi	65,991,000	13,262,000	79,253,000
Marawi City Health Office	16,055,000	2,878,000	18,933,000
Hospital Services	492,097,000	172,840,000	664,937,000

Autonomous Region in Muslim Mindanao (ARMM)	492,097,000	172,840,000	664,937,000

Balindong Municipal Hospital	21,688,000	6,115,000	27,803,000
Buluan District Hospital	29,052,000	14,938,000	43,990,000
Cagayan de Tawi-Tawi District Hospital	24,440,000	10,043,000	34,483,000
Datu Alawadin T. Bandon, Sr. Municipal Hospital	11,527,000	4,243,000	15,770,000
Datu Blah T. Sinsuat District Hospital	23,023,000	9,935,000	32,958,000
Dinaig Municipal Hospital	11,874,000	9,794,000	21,668,000
Dr. Serapio B. Montaner Al Haj. Memorial Hospital	46,125,000	11,830,000	57,955,000
Languyan Municipal Hospital	11,362,000	4,094,000	15,456,000
Luuk District Hospital	32,283,000	9,825,000	42,108,000
Panamao District Hospital	19,426,000	9,742,000	29,168,000
Pangutaran District Hospital	21,294,000	9,742,000	31,036,000
Parang District Hospital	32,880,000	9,819,000	42,699,000
Siasi Municipal Hospital	23,506,000	9,858,000	33,364,000
South Upi Municipal Hospital	11,913,000	5,268,000	17,181,000
Sumisip District Hospital	3,558,000	1,257,000	4,815,000
Tamparan District Hospital	64,891,000	11,808,000	76,699,000
Tapul Municipal Hospital	10,708,000	4,058,000	14,766,000
Tongkil Municipal Hospital	11,597,000	4,085,000	15,682,000
Tuan Ligaddung Lipae Memorial Hospital	43,684,000	10,074,000	53,758,000
Unayan Municipal Hospital	11,963,000	6,392,000	18,355,000
Wao District Hospital	25,303,000	9,920,000	35,223,000

EDUCATION, SCIENCE AND TECHNOLOGY PROGRAM	10,248,624,000	965,241,000	11,213,865,000

Implementation of Basic Education Programs	10,015,069,000	878,526,000	10,893,595,000

Autonomous Region in Muslim Mindanao (ARMM)	10,015,069,000	878,526,000	10,893,595,000

APRIL 29, 2019	OFFICIAL GAZETTE	639
AUTONOMOUS REGION IN MUSLIM MINDANAO

DepEd - Division of Basilan	743,779,000	103,022,000		846,801,000
DepEd - Division of Lanao del Sur	3,477,476,000	228,112,000		3,705,588,000
DepEd - Division of Maguindanao	2,316,415,000	152,180,000		2,468,595,000
DepEd - Division of Marawi City	591,359,000	77,292,000		668,651,000
DepEd - Division of Sulu	1,584,402,000	127,370,000		1,711,772,000
DepEd - Division of Tawi-Tawi	1,234,772,000	112,381,000		1,347,153,000
DepEd Regional Office	66,866,000	78,169,000		145,035,000
Formulation and Implementation of Policies and Programs on Higher Education (RCHED)	177,794,000	51,747,000		229,541,000

Autonomous Region in Muslim Mindanao (ARMM)	177,794,000	51,747,000		229,541,000

Regional Commission on Higher Education	177,794,000	51,747,000		229,541,000
Development and Implementation of Technical Education and Skills Development Programs (RTESDA)	35,725,000	27,460,000		63,185,000

Autonomous Region in Muslim Mindanao (ARMM)	35,725,000	27,460,000		63,185,000

Regional Technical Education and Skills Development Authority	35,725,000	27,460,000		63,185,000
Implementation of Science and Technology, Research and Technology Transfer Programs (RDOST)	20,036,000	7,508,000		27,544,000

Autonomous Region in Muslim Mindanao (ARMM)	20,036,000	7,508,000		27,544,000

Regional Department of Science and Technology	20,036,000	7,508,000		27,544,000
SOCIAL WELFARE AND PROTECTION PROGRAM	122,962,000	34,118,000		156,980,000

Implementation of Social Welfare Programs and Projects (RDSWD)	104,378,000	31,237,000		135,615,000

Autonomous Region in Muslim Mindanao (ARMM)	104,378,000	31,237,000		135,615,000

Regional Department of Social Welfare and Development	104,378,000	31,237,000		135,615,000
Promotion, Development and Support to Indigenous Peoples (OSCC)	18,484,000	2,881,000		21,365,000

Autonomous Region in Muslim Mindanao (ARMM)	18,484,000	2,881,000		21,365,000

Office of Southern Cultural Communities	18,484,000	2,881,000		21,365,000
Infrastructure development for socio-economic growth in the region accelerated	341,404,000	356,911,000	10,148,316,000	10,846,631,000

TRANSPORTATION AND COMMUNICATION REGULATORY PROGRAM	51,418,000	16,069,000		67,487,000

640	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Implementation of Coordinated Networks of Transportation and Communication Systems (RDOTC)	51,418,000	16,069,000		67,487,000

Autonomous Region in Muslim Mindanao (ARMM)	51,418,000	16,069,000		67,487,000

Regional Department of Transportation and Communications	51,418,000	16,069,000		67,487,000
ROAD NETWORK AND OTHER PUBLIC INFRASTRUCTURE FACILITIES PROGRAM	289,986,000	340,842,000	10,148,316,000	10,779,144,000

Construction, Maintenance, Repair and Rehabilitation of Infrastructure Facilities (RDPWH)	289,986,000	340,842,000	44,500,000	675,328,000

Autonomous Region in Muslim Mindanao (ARMM)	289,986,000	340,842,000	44,500,000	675,328,000

Regional Department of Public Works and Highways	289,986,000	340,842,000	44,500,000	675,328,000
PROJECT(S)
Locally-Funded Project(s)			10,103,816,000	10,103,816,000

Repair/Improvement/Concrete Reblocking (Intermittent) along Maluso - Sumisip Road, Limbo Candis - Guiong Section, Sumisip, Basilan			51,000,000	51,000,000

Autonomous Region in Muslim Mindanao (ARMM)			51,000,000	51,000,000

Regional Department of Public Works and Highways			51,000,000	51,000,000
Repair/Improvement/Concrete Reblocking (Intermittent) along Cabcaban Road Section, Sumisip, Basilan			15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)			15,000,000	15,000,000

Regional Department of Public Works and Highways			15,000,000	15,000,000
Construction of By-Pass Road, Matarling Section, Lantawan, Basilan			28,000,000	28,000,000

Autonomous Region in Muslim Mindanao (ARMM)			28,000,000	28,000,000

Regional Department of Public Works and Highways			28,000,000	28,000,000
Construction of By-Pass Road, Babussalam-Kamangaan Section, Maluso, Basilan			21,000,000	21,000,000

Autonomous Region in Muslim Mindanao (ARMM)			21,000,000	21,000,000

Regional Department of Public Works and Highways			21,000,000	21,000,000
Highway Safety Improvement along Isabela-Lamitan Road, Lamitan City, Basilan			5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)			5,000,000	5,000,000

Regional Department of Public Works and Highways			5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	641
AUTONOMOUS REGION IN MUSLIM MINDANAO

Highway Safety Improvement along Lantawan-Maluso Road, Lantawan, Basilar	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Concreting of Brgy. Calut - Upper Sinangkapan Road, Tuburan, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Tablas Usew - Calut, Tuburan, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Sawiti - Upper Sinangkapan, Tuburan, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Dugaa - Lingasug, Mangalut, Tuburan, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Calut-Lapurap Road, Tuburan, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Languyan - Parang Road, Hadji Mohammad Ajul, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Mangguso-Buton Road, Hadji Mohammad Ajul, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Sinulatan-Candiis Road, Hadji Mohammad Ajul, Basilan	27,000,000	27,000,000

Autonomous Region in Muslim Mindanao (ARMM)	27,000,000	27,000,000

Regional Department of Public Works and Highways	27,000,000	27,000,000

642	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Upper Bato-Bato - Paguengan Road, Akbar, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Road to Akbar Port, Akbar, Basilan	10,800,000	10,800,000

Autonomous Region in Muslim Mindanao (ARMM)	10,800,000	10,800,000

Regional Department of Public Works and Highways	10,800,000	10,800,000
Concreting of Road from Brgy. Caddayan - Brgy. Upper Sinangkapan, Akbar (Phase 2), Basilan	27,000,000	27,000,000

Autonomous Region in Muslim Mindanao (ARMM)	27,000,000	27,000,000

Regional Department of Public Works and Highways	27,000,000	27,000,000
Concreting of Brgy. Paguengan - Bohe Bakung - Brgy. Semmut, Akbar, Basilan	27,000,000	27,000,000

Autonomous Region in Muslim Mindanao (ARMM)	27,000,000	27,000,000

Regional Department of Public Works and Highways	27,000,000	27,000,000
Concreting of Brgy. Lower Bato-Bato - Brgy. Upper Bato-Bato, Akbar, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Road from Libug - 1L, Sumisip, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Road Widening along Sumisip Municipal Port, Sumisip, Basilan	7,200,000	7,200,000

Autonomous Region in Muslim Mindanao (ARMM)	7,200,000	7,200,000

Regional Department of Public Works and Highways	7,200,000	7,200,000
Concreting of Sumisip Municipal Road (Bacung), Sumisip, Basilan	7,200,000	7,200,000

Autonomous Region in Muslim Mindanao (ARMM)	7,200,000	7,200,000

Regional Department of Public Works and Highways	7,200,000	7,200,000

APRIL 29, 2019	OFFICIAL GAZETTE	643
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concrete Reblocking of Sumisip Municipal Road, Sumisip, Basilan	6,000,000	6,000,000

Autonomous Region in Muslim Mindanao (ARMM)	6,000,000	6,000,000

Regional Department of Public Works and Highways	6,000,000	6,000,000
Concreting of Luuk Maluha - Landegan Road, Lantawan, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Road from Calayan - Landegan, Lantawan, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Baungis-Bulanza Road (Phase 2), Lantawan, Basilan	10,800,000	10,800,000

Autonomous Region in Muslim Mindanao (ARMM)	10,800,000	10,800,000

Regional Department of Public Works and Highways	10,800,000	10.800.000
Concreting of Canibungan-Baungis Road, Lantawan, Basilan	18,000,000	18.000.000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting from Maluso Highway - Garlayan - Upper Garlayan Road (Phase 2), Maluso, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Shipyard Boulevard, Maluso, Basilan	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of Umayan - Sahab Road, Maluso, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Taberlongan - Kanangkaan - Sahab Road, Maluso, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000

644	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting from Lamitan Highway - Ubit - Bohe Yawas - Lumuton Road (Phase 2), Lamitan City, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting from Lamitan Highway - Parangbasak - Baimbing - Cabobo Road (Phase 2), Lamitan City, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Bohe Bessey - Baimbing (Phase 2), Lamitan City, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Balobo - Danit Puntukan Road (Phase 2), Lamitan City, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Bohe Bessey - Danit Puntukan Road, Lamitan City, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Tumakid - Tandung Ahas Road, Lamitan City, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Lamitan Highway - Sengal Road (Phase 2), Lamitan City, Basilan	10,800,000	10,800,000

Autonomous Region in Muslim Mindanao (ARMM)	10,800,000	10,800,000

Regional Department of Public Works and Highways	10,800,000	10,800,000
Concreting of Balobo - Look Road, Lamitan City, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	645
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Look Bisaya - Sangkahan Road, Al-Barka, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Kailih-Bakisung Road, Al-Barka, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Tipo-Tipo Highway - Bohe Basilan - Bohe Pahu Road, Tipo-Tipo, Basilan	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Bakud-Banah - Bohe Lebbeng (Phase 2), Tipo-Tipo, Basilan	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of Sitio Baloy, Brgy. Tongbato - Brgy. Amaloy, Ungkaya Pukan, Basilan	16,920,000	16,920,000

Autonomous Region in Muslim Mindanao (ARMM)	16,920,000	16,920,000

Regional Department of Public Works and Highways	16,920,000	16,920,000
Concreting of Ulitan - Tongbato - Baloy, Ungkaya Pukan, Basilan	22,194,000	22,194,000

Autonomous Region in Muslim Mindanao (ARMM)	22,194,000	22,194,000

Regional Department of Public Works and Highways	22,194,000	22,194,000
Concreting of Pilas Circumferential Road (Phase 2), Hadji Muhtamad, Basilan	36,000,000	36,000,000

Autonomous Region in Muslim Mindanao (ARMM)	36,000,000	36,000,000

Regional Department of Public Works and Highways	36,000,000	36,000,000
Concreting of Road to Tausan Port, Hadji Muhtamad, Basilan	15,120,000	15,120,000

Autonomous Region in Muslim Mindanao (ARMM)	15,120,000	15,120,000

Regional Department of Public Works and Highways	15,120,000	15,120,000
Construction of Ettub-Ettub Bridge, Sumisip, Basilan	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000

646	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Badjao Foot Bridge at Brgy. Buli-Buli (Phase 2), Sumisip, Basilan	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Construction of Foot Bridge at Sitio Mangessel, Brgy. Bucalao, Al-Barka, Basilan	3,500,000	3,500,000

Autonomous Region in Muslim Mindanao (ARMM)	3,500,000	3,500,000

Regional Department of Public Works and Highways	3,500,000	3,500,000
Construction of Foot Bridge at Brgy. Kinukutan, Al-Barka, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Kaynahan Footbridge, Panducan, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Limbu Upas Bridge (Phase 2), Tipo-Tipo, Basilan	22,000,000	22,000,000

Autonomous Region in Muslim Mindanao (ARMM)	22,000,000	22,000,000

Regional Department of Public Works and Highways	22,000,000	22,000,000
Construction of Saluping Proper Foot Bridge (Phase 2), Tabuan Lasa, Basilan	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Kulay Bato Foot Bridge, Kulay Bato, Lamitan City, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water Supply at Brgy. Paguengan, Akbar, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply at Brgy. Manguso, Akbar, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	647
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level II Water Supply at Brgy. Linungan (Island), Akbar, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply at Semut, Akbar, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply at Upper Sinangkapan, Akbar, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply/Rain Collector at Brgy. Look Bisaya, Kaulungan (Island), Al-Barka, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water Supply at Brgy. Bato-Bato, Al-Barka, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply at Brgy. Apil-Apil, Al-Barka, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply at Brgy. Kailih, Al-Barka, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Level II Water Supply at Brgy. Cambug, Al-Barka, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000

648	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water Supply at Brgy. Danapah, Al-Barka, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply at Brgy. Guinanta, Al-Barka, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Level II Water Supply at Brgy. Bucalao & Kinukutan, Al-Barka, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply/Rain Collector at Brgy. Sangkahan, Al-Barka, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System at Brgy. Candiis, Hadji Mohammad Ajul, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Languyan, Hadji Mohammad Ajul, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Buton, Hadji Mohammed Ajul, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System/Rain Collector at Brgy. Sibago, Hadji Mohammad Ajul, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	649
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level II Water System at Brgy. Tuburan Proper, Hadji Mohammad Ajul, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System/Rain Collector at Brgy. Baluk-Baluk, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Dasalan, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Mananggal, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Palahangan, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Panducan, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Sangbay Big, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Sangbay Small, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000

650	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water System/Rain Collector at Brgy. Tausan, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Luukbungsod, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Cujangan Island, Hadji Muhtamad, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System at Maloong Canal (Legion), Lamitan City, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Water System at Brgy. Danit Puntukan, Lamitan City, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Water System at Brgy. Baimbing, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Water System at Brgy. Bato, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Water System at Brgy. Tandung Ahas, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	651
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Water System at Brgy. Baas, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Water System at Brgy. Parangbasak, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Water System at Brgy. Bulanting, Lamitan City, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Water System at Brgy. Bohe Sapa, Lamitan City, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Level II Water System at Brgy. Bagbagon, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Subaan, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Atong-Atong, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Bolaza, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Matikang, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

652	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water System at Brgy. Lower Banyas, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Landugan, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Lawila, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Lawi-Lawi, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Luuk Maluha, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Muslim Area, Maluso, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Taberlongan, Maluso, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System/Rain Collector at Brgy. Tamuk, Maluso, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System at Brgy. Tubigan, Maluso, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	653
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level II Water System at Brgy. Tongsengal, Sumisip, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Luuk-Bait, Sumisip, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Ettub-Ettub, Sumisip, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Kaum Air, Sumisip, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Luketton, Sumisip, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System/Rain Collector at Brgy. Balanting, Tabuan Lasa, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System/Rain Collector at Brgy. Saluping Proper, Tabuan Lasa, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Level II Water System at Brgy. Lagayas, Tipo-Tipo, Basilan	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000

654	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water System at Brgy. Limbu Upas, Tipo-Tipo, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Silangkum, Tipo-Tipo, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Lahi-Lahi, Tuburan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Sinulatan, Tuburan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Bohe Tambis, Tuburan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Duga-a, Tuburan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Calut, Tuburan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water System at Brgy. Bohe Suyak, Ungkaya Pukan, Basilan	2,966,000	2,966,000

Autonomous Region in Muslim Mindanao (ARMM)	2,966,000	2,966,000

Regional Department of Public Works and Highways	2,966,000	2,966,000
Construction of Level II Water System at Brgy. Matata, Ungkaya Pukan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	655
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level II Water System at Brgy. Kamamburingan, Ungkaya Pukan, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Kaum Air Port, Sumisip, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Linongan Port, Akbar, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Look Bisaya Port (Phase 2), Al-Barka, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Sangkahan Port, Al-Barka, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Basakan Port (Phase 2), Hadji Mohammad Ajul, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Pintasan Port, Hadji Mohammad Ajul, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Seronggon Port (Phase 2), Hadji Mohammad Ajul, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Sibago Port, Hadji Mohammad Ajul, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

656	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Expansion of Buton Port (Phase 3), Hadji Mohammad Ajul, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lagtang Port, Hadji Mohammad Ajul, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Baluk-Baluk Port, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lubukan Port, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Luukbungsod Port, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Mananggal Port, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Palahangan Port, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Cujangan Island Port, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Port at Brgy. Lawi-Lawi, Lantawan, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	657
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Port at Brgy. Lower Manggas, Lantawan, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Port at Brgy. Taberlongan, Maluso, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Brgy. Lahi-Lahi Port, Tuburan, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Expansion of Libug Port, Tuburan, Basilan	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Improvement of Bukut Umus Port, Tabuan Lasa, Basilan	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Improvement of Sumisip Port, Sumisip, Basilan	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Improvement of Lamitan Port, Lamitan City, Basilan	80,000,000	80,000,000

Autonomous Region in Muslim Mindanao (ARMM)	80,000,000	80,000,000

Regional Department of Public Works and Highways	80,000,000	80,000,000
Construction of Mataha Port, Panducan, Hadji Muhtamad, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Drainage at Akbar Town Center, Akbar, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

658	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Improvement of Maluso Municipal Drainage System, Maluso, Basilan	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Box Culvert at Cabcaban 1L, Sumisip, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Box Culvert at Bacung, Sumisip, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Box Culvert at Central Sumisip, Sumisip, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Box Culvert (Double Barrel) at Tumahubong, Sumisip, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Box Culvert 2 at Kaum Air, Sumisip, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Flood Control Structure at Manggal, Sumisip, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Flood Control Structure at Limbo Candis, Sumisip, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Box Culvert (Double Barrel) at Balagtasan, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	659
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Box Culvert (Double Barrel) at Sta. Clara, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Box Culvert (Double Barrel) at Sugemmul, Lamitan City, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Box Culvert at Upper Bato-Bato, Akbar, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Box Culvert at Masilung, Lower Bato-Bato, Akbar, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Flood Control Structure at Fuente, Maluso, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Box Culvert at Subah Bagbagen, Lantawan, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Box Culvert (Double Barrel) at Bohe Haggut, Tipo-Tipo, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Box Culvert (Double Barrel) at Bohe Sipalin, Kailih - Danapah Road, Al-Barka, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

660	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Box Culvert (Double Barrel) at Cambug 2, Cambug - Bohe Lebbeng Road, Al-Barka, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Box Culvert at Boheh Suyak, Ungkaya Pukan, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Box Culvert at Bohe Pahu, Ungkaya Pukan, Basilan	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Box Culvert (Double Barrel) at Tong Bato, Ungkaya Pukan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Shore Protection, Lower Bato-Bato, Akbar, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Shore Protection, Semmut, Akbar, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Lubukan Seawall, Hadji Muhtamad, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Shore Protection, Sahaya Bato, Sumisip, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	661
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Sea Wall at Sitio Lakit, Brgy. Kuhun Lennuh, Al-Barka, Basilan	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Sea Wall at Atong-Atong, Lantawan, Basilan	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Shore Protection, Tandung Ahas, Lamitan City, Basilan	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Akbar Government Center, Akbar, Basilan	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Construction of Tuburan Government Center, Tuburan, Basilan	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Construction of Al-Barka Government Center, Al-Barka, Basilan	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Construction of Lantawan Government Center, Lantawan, Basilan	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Construction of Tabuan Lasa Government Center, Tabuan Lasa, Basilan	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Construction of Hadji Muhtamad Government Center, Hadji Muhtamad, Basilan	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000

662	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Tipo-Tipo Government Center, Tipo-Tipo, Basilan	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Construction of Ungkaya Pukan Government Center, Ungkaya Pukan, Basilan	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Construction of Mohammad Ajul Government Center, Mohammad Ajul, Basilan	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Improvement/Expansion of Sumisip Government Center, Sumisip, Basilan	40,000,000	40,000,000

Autonomous Region in Muslim Mindanao (ARMM)	40,000,000	40,000,000

Regional Department of Public Works and Highways	40,000,000	40,000,000
Improvement/Expansion of Basilan Government Center, Sta. Clara, Lamitan City, Basilan	100,000,000	100,000,000

Autonomous Region in Muslim Mindanao (ARMM)	100,000,000	100,000,000

Regional Department of Public Works and Highways	100,000,000	100,000,000
Concreting of Patikul-Panamao Road Km 37+280-Km 38+280, Sulu	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000
Concreting of Silangkan-Parang Road (Phase 2), Parang, Sulu	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000
Concreting of Jolo Port - Bud Daho - Romandier Road (Latih Bakung Section), Patikul, Sulu	18,364,000	18,364,000

Autonomous Region in Muslim Mindanao (ARMM)	18,364,000	18,364,000

Regional Department of Public Works and Highways	18,364,000	18,364,000

APRIL 29, 2019	OFFICIAL GAZETTE	663
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Kan Agi - Kabban Takas Road, Patikul, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Barangay Patikul Higad to Kadday Mampallam Road, Patikul, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Barangay Bakung Road - National Road (Phase 1), Patikul, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Bandang-Brgy. Lower Binuang Road, Talipao, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Brgy. Lower Binuang - Upper Binuang - Talipao Proper Road (Phase 1), Talipao, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Tubig Dakula - Brgy. Sawaki - Sionogan Road, Indanan, Sulu	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Tubig Dakula to Sionogan Circumferential Road (Phase 1), Indanan, Sulu	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Tubig Dakula to Sionogan Circumferential Road (Phase 2), Indanan, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000

664	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Payuhan-Bawisan Road, Parang, Sulu	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Bayog Road, Talipao, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Kagay Road, Indanan, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Pangutaran Circumferential Road (Phase 1), Pangutaran, Sulu	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Kagay-Sawaki-Tubig Dakula-Bud Taran Road (Phase 1), Indanan, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Bun Bun to Bitih Road, Patikul, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Brgy. Kaban Kaban (Patikul)-Brgy. Bagsak Road, Talipao, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Brgy. Bagsak- Brgy. Kanlibut Road, Talipao, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Brgy. Kanlibut- Lambanah Road, Talipao, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	665
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Panglayahan- Brgy. Pansul Road, Patikul, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Raja Baguinda Road, Camp Bud Datu, Indanan, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Concreting of Brgy. Sandah to National Road, Patikul, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Mangalis-Buansa Circumferential Road, Indanan, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Danag-Kankitap Road (with Box Culvert), Patikul, Sulu	35,000,000	35,000,000

Autonomous Region in Muslim Mindanao (ARMM)	35,000,000	35,000,000

Regional Department of Public Works and Highways	35,000,000	35,000,000
Concreting of Lower Laus - National Road, Talipao, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Brgy. Mauboh-Barangay Ablayan (Phase 1), Talipao, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Bualo Road, Maimbung, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Lapa Road, Maimbung, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000

666	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Lahi Road, Maimbung, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Rehabilitation of Moore Avenue Bridge, Jolo, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Bon Bon (Batcom) Footbridge, Patikul, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lagasan Higad Deep Well, Parang, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Lagasan Dakulah Deep Well, Parang, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Kasalamatan Street 11 Deep Well, Patikul, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Kadday Mampallam Level II Water Supply, Patikul, Sulu	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Deep Well in Upper San Raymundo (Taurus Drive), Jolo, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Water Supply in Panglima Mammah, Indanan, Sulu	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	667
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Deep Well, Pasil, Indanan, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Deep Well, Tubig Dakula, Indanan, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Deep Well, Suwah Suwah, Patikul, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Water Supply, Battalion Bun Bun, Patikul, Sulu	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Water Supply, Tuwak Bun Bun, Patikul, Sulu	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Water Supply, Laha Timpok, Patikul, Sulu	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Deep Well, Kaban Kaban Timpok, Patikul, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Deep Well, Langhub, Patikul, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Level II Water Supply at Usaw Kan Akam, Brgy. Timpok, Patikul, Sulu	3,500,000	3,500,000

Autonomous Region in Muslim Mindanao (ARMM)	3,500,000	3,500,000

Regional Department of Public Works and Highways	3,500,000	3,500,000

668	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Water Supply, Kanaway, Parang, Sulu	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Deep Well, Buntod, Talipao, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Deep Well, Gata, Talipao, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Bubuan Rain Collector, Panglima Tahil, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Kabuukan Rain Collector, Panglima Tahil, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Water Supply, Simbahan (Poblacion), Pangutaran, Sulu	1,500,000	1,500,000

Autonomous Region in Muslim Mindanao (ARMM)	1,500,000	1,500,000

Regional Department of Public Works and Highways	1,500,000	1,500,000
Construction of Deep Well, Tubig Nonok, Pangutaran, Sulu	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Level II Water System, Tandu Bunga Tumangas, Parang, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Sitio Badjang-Kaunayan Water System, Patikul, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	669
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of RORO Port (Phase 2), Jolo, Sulu	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Expansion of Bitih Port, Patikul, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Rehabilitation of Jolo Port (Northern Side), Jolo, Sulu	100,000,000	100,000,000

Autonomous Region in Muslim Mindanao (ARMM)	100,000,000	100,000,000

Regional Department of Public Works and Highways	100,000,000	100,000,000
Repair/Rehabilitation of Jolo Port (Southern Side), Jolo, Sulu	100,000,000	100,000,000

Autonomous Region in Muslim Mindanao (ARMM)	100,000,000	100,000,000

Regional Department of Public Works and Highways	100,000,000	100,000,000
Construction of Kajatian Port, Indanan, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Construction of Seaport, Silangkan, Parang, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Bitih Rockcauseway, Patikul, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Bus Bus to Lambayong Shore/Storm Surge Protection, Jolo, Sulu	100,000,000	100,000,000

Autonomous Region in Muslim Mindanao (ARMM)	100,000,000	100,000,000

Regional Department of Public Works and Highways	100,000,000	100,000,000
Construction of Kan-Ague Shore Protection (Phase 2), Patikul, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

670	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Kan-Ague Shore Protection (Phase 2), Patikul, Sulu	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Expansion of Kan Piruh-Bitih Shore Protection, Patikul, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Concreting of Sucuban - Niangkaan Road, Omar, Sulu	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Concreting of Panglima Estino - Panamao - Kalingalan Caluang Road, (Jinggan - Punay Section), Sulu	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Concreting of Mananti - Kan Busi Road, Luuk, Sulu	28,900,000	28,900,000

Autonomous Region in Muslim Mindanao (ARMM)	28,900,000	28,900,000

Regional Department of Public Works and Highways	28,900,000	28,900,000
Concreting of Kungan - Garid Road, Luuk, Sulu	34,000,000	34,000,000

Autonomous Region in Muslim Mindanao (ARMM)	34,000,000	34,000,000

Regional Department of Public Works and Highways	34,000,000	34,000,000
Concreting of Tinutungan - Tainga Bakkaw Road, Banguingui, Sulu	25,500,000	25,500,000

Autonomous Region in Muslim Mindanao (ARMM)	25,500,000	25,500,000

Regional Department of Public Works and Highways	25,500,000	25,500,000
Concreting of Kan Awah - Lubuk Road, Omar, Sulu	42,500,000	42,500,000

Autonomous Region in Muslim Mindanao (ARMM)	42,500,000	42,500,000

Regional Department of Public Works and Highways	42,500,000	42,500,000
Concreting of Lunggang-Maasin-Paiksa Road, Panglima Estino, Sulu	30,600,000	30,600,000

Autonomous Region in Muslim Mindanao (ARMM)	30,600,000	30,600,000

Regional Department of Public Works and Highways	30,600,000	30,600,000

APRIL 29, 2019	OFFICIAL GAZETTE	671
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Rugasan - Mantan Road (Lugus Circumferential Road), Lugus, Sulu	25,500,000	25,500,000

Autonomous Region in Muslim Mindanao (ARMM)	25,500,000	25,500,000

Regional Department of Public Works and Highways	25,500,000	25,500,000
Concreting of Mantan - Larap Road (Lugus Circumferential Road), Lugus, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Kan Jarang - Likud Road, Pata, Sulu	39,500,000	39,500,000

Autonomous Region in Muslim Mindanao (ARMM)	39,500,000	39,500,000

Regional Department of Public Works and Highways	39,500,000	39,500,000
Concreting of Tulakan - Pagatpat Road (Tapul Circumferential Road), Tapul, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Sioweng - Duggo Road (Siasi Circumferential Road), Siasi, Sulu	42,500,000	42,500,000

Autonomous Region in Muslim Mindanao (ARMM)	42,500,000	42,500,000

Regional Department of Public Works and Highways	42,500,000	42,500,000
Concreting of Sitio Patutul Road, Angilan, Omar, Sulu	8,500,000	8,500,000

Autonomous Region in Muslim Mindanao (ARMM)	8,500,000	8,500,000

Regional Department of Public Works and Highways	8,500,000	8,500,000
Concreting of Kan Muni - Lianutan Road (Phase 2), Omar, Sulu	34,000,000	34,000,000

Autonomous Region in Muslim Mindanao (ARMM)	34,000,000	34,000,000

Regional Department of Public Works and Highways	34,000,000	34,000,000
Concreting of Kan Busi - Lianutan, (Phase 2), Luuk, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Kan Muni - Piyayu Road, Omar, Sulu	30,600,000	30,600,000

Autonomous Region in Muslim Mindanao (ARMM)	30,600,000	30,600,000

Regional Department of Public Works and Highways	30,600,000	30,600,000

672	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Pang - Masjid Punjungan-Tabuh Samal (Phase 2), Kalingalan Caluang, Sulu	25,500,000	25,500,000

Autonomous Region in Muslim Mindanao (ARMM)	25,500,000	25,500,000

Regional Department of Public Works and Highways	25,500,000	25,500,000
Concreting of Pangdan - Tulakan Road, Tapul, Sulu	25,500,000	25,500,000

Autonomous Region in Muslim Mindanao (ARMM)	25,500,000	25,500,000

Regional Department of Public Works and Highways	25,500,000	25,500,000
Concreting of Busay - Hagupit Road, Brgy. Tunggol, Kalingalan Caluang, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Tubig Jati - Bitanag Road, Panamao, Sulu	40,800,000	40,800,000

Autonomous Region in Muslim Mindanao (ARMM)	40,800,000	40,800,000

Regional Department of Public Works and Highways	40,800,000	40,800,000
Concreting of Biling - Kan Maanul - Suh Road, Panamao, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Bunga-Bunga - Ut Bud, Panglima Estino, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Baligtang - Bud Sibaud Road, Pandami, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Reconstruction of Punay Poblacion Road, Panglima Estino, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Seit Poblacion Brgy. Road, Panamao, Sulu	8,500,000	8,500,000

Autonomous Region in Muslim Mindanao (ARMM)	8,500,000	8,500,000

Regional Department of Public Works and Highways	8,500,000	8,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	673
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Luuk Poblacion Road, Banguingui, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Gata Gata - Lubbuk Road, Panglima Estino, Sulu	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of North Laud Road, Siasi, Sulu	8,500,000	8,500,000

Autonomous Region in Muslim Mindanao (ARMM)	8,500,000	8,500,000

Regional Department of Public Works and Highways	8,500,000	8,500,000
Construction of Tapul-Lugus Bridge, Sulu	150,000,000	150,000,000

Autonomous Region in Muslim Mindanao (ARMM)	150,000,000	150,000,000

Regional Department of Public Works and Highways	150,000,000	150,000,000
Construction of Patutul Timber Footbridge, Omar, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Expansion of Luuk Poblacion Level II Water System, Banguingui, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Expansion of Luuk Water System (Sucuban & Pang Section), Luuk, Sulu	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Construction of Level II Water Supply, Bitanag, Panamao, Sulu	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Level II Water Supply, Laminusa, Siasi, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000

674	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Likud Water System, Pata, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Pitogo Water System, Kalingalan Caluang, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Lugus Proper Water System, Lugus, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Kandayok Water System, Panamao, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Kamaunggi Water System (Rain Collector), Tapul, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Dungon Water System (Rain Collector), Banguingui, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Lubuk Rain Collector, Omar, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Expansion of Siganggang Water System, Pandami, Sulu	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Siburi Water System, Siasi, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	675
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Guimbaon Water System, Luuk, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Sucuban Water System, Omar, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Pandakan Water System, Panglima Estino, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Danao Water System (Rain Collector), Banguingui, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Larap Water System (Rain Collector), Lugus, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Tingkangan Water System (Rain Collector), Lugus, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Kan Mindus Water System, Luuk, Sulu	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Construction of Andalan Water System, Omar, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Asin Water System, Panamao, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000

676	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Bud Sibaud Water System (Rain Collector), Pandami, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Hambilan Water System, Pandami, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Luuk Laminusa Water System (Rain Collector), Siasi, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Concreting of Campo Islam Water System (Rain Collector), Siasi, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Kalang Water System (Rain Collector), Tapul, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Tabialan Water System (Rain Collector), Banguingui, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Alu Duyong Water System (Rain Collector), Lugus, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Kayawan Water System (Rain Collector), Lugus, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Buan Water System (Rain Collector), Siasi, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	677
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Sipanding Water System (Rain Collector), Siasi, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Kayawan Water System (Rain Collector), Pata, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Pisak-Pisak Water System (Rain Collector), Pata, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Upper Patibulan Water System, Panamao, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Niog Niog Water System, Luuk, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Banting Water System (Rain Collector), Tapul, Sulu	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Rugasan Port, Lugus, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Asin Causeway with Pier Head, Panamao, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Pangdan-Pangdan Port, Kalingalan Caluang, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

678	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Siburi Port, Siasi, Sulu	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lubok Port, Omar, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Expansion of Tingkangan Port, Lugus, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Expansion of Luuk Tongkil Port, Banguingui, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Tangkuan Box Culvert, Omar, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Piyayu Box Culvert, Omar, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Kan Mindus Box Culvert, Luuk, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Alu Kansipat Box Culvert, Panamao, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Subah Pukul Box Culvert, Panamao, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	679
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Niyog Pilah Box Culvert, Panamao, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Lambayong Box Culvert, Panamao, Sulu	2,000,000	2,000,000

Autonomous Region in Muslim Mindanao (ARMM)	2,000,000	2,000,000

Regional Department of Public Works and Highways	2,000,000	2,000,000
Construction of Slope Protection along Sucuban - Niangkaan Road, Omar, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Laminusa Shore Protection, Siasi, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Tulayan Shore Protection, Luuk, Sulu	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Sumangat Proper - Bahi Road, Bongao, Tawi-Tawi	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Malassa Coastal Road, Bongao, Tawi-Tawi	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Malassa Wharf Road, Bongao, Tawi-Tawi	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting/ Rehabilitation of Bongao - Pahut National Road, Bongao, Tawi-Tawi	26,250,000	26,250,000

Autonomous Region in Muslim Mindanao (ARMM)	26,250,000	26,250,000

Regional Department of Public Works and Highways	26,250,000	26,250,000

680	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting/ Rehabilitation of Lamion - Kasanyangan - Tubig Tanah Road, Bongao, Tawi-Tawi	21,000,000	21,000,000

Autonomous Region in Muslim Mindanao (ARMM)	21,000,000	21,000,000

Regional Department of Public Works and Highways	21,000,000	21,000,000
Concreting of Bakung - Maraning Road (Phase 2), Languyan, Tawi-Tawi	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Rotonda Junction - Tuhog Tuhog Road, Languyan, Tawi-Tawi	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting/ Construction of Tubig Dakula Bridge Approach Both Side, Languyan, Tawi-Tawi	18,500,000	18,500,000

Autonomous Region in Muslim Mindanao (ARMM)	18,500,000	18,500,000

Regional Department of Public Works and Highways	18,500,000	18,500,000
Concreting / Construction of Subah Mamah Bridge Approach Both Side, Languyan, Tawi-Tawi	18,500,000	18,500,000

Autonomous Region in Muslim Mindanao (ARMM)	18,500,000	18,500,000

Regional Department of Public Works and Highways	18,500,000	18,500,000
Concreting of Balimbing Road Section, Panglima Sugala, Tawi-Tawi	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Buan - Karaha Road, Panglima Sugala, Tawi-Tawi	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Tonggusong - Tubig Indangan National Road km 14+250 - km 15+750, Simunul, Tawi-Tawi	54,000,000	54,000,000

Autonomous Region in Muslim Mindanao (ARMM)	54,000,000	54,000,000

Regional Department of Public Works and Highways	54,000,000	54,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	681
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Tubig Indangan - Bakong Road km 5+300 - 7+300, Simunul, Tawi-Tawi	36,000,000	36,000,000

Autonomous Region in Muslim Mindanao (ARMM)	36,000,000	36,000,000

Regional Department of Public Works and Highways	36,000,000	36,000,000
Concreting of Parang Pantay - Himba Road, Tandubas, Tawi-Tawi	31,750,000	31,750,000

Autonomous Region in Muslim Mindanao (ARMM)	31,750,000	31,750,000

Regional Department of Public Works and Highways	31,750,000	31,750,000
Concreting of Ungus Matata - Sapah Road, Tandubas, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Luuk Siabun-Lato-Lato-Paniongan Road, Bongao, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Kubang - Mandulan Road, Bongao, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Boloboc National High School Access Road, Bongao, Tawi-Tawi	6,000,000	6,000,000

Autonomous Region in Muslim Mindanao (ARMM)	6,000,000	6,000,000

Regional Department of Public Works and Highways	6,000,000	6,000,000
Concreting of Lupa Pula - Lambat Road, Bongao, Tawi-Tawi	6,000,000	6,000,000

Autonomous Region in Muslim Mindanao (ARMM)	6,000,000	6,000,000

Regional Department of Public Works and Highways	6,000,000	6,000,000
Concreting of Lubbok Road, Bongao, Tawi-Tawi	6,000,000	6,000,000

Autonomous Region in Muslim Mindanao (ARMM)	6,000,000	6,000,000

Regional Department of Public Works and Highways	6,000,000	6,000,000
Concreting of Bintawlan - Nusa Nusa Access Road to Bintawlan Elementary School, South Ubian, Tawi-Tawi	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000

682	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Putat to Likud Dampong, Likud Tabawan to Lawn Tabawan Road, South Ubian, Tawi-Tawi	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Taganak Circumferential Road, Turtle Island, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Bato Sapih - Tumindao Island Road, Sitangkai, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Butun - Look Nato Road, Sapa-Sapa, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Kumpang - Iruk Iruk Road, Mapun, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Ungus Ungus Beach Resort Road, Sibutu, Tawi-Tawi	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Tampakan - Total Road, Simunul, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Look - Total Road, Simunul, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	683
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Luuk Tulay Concrete Footbridge, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lagasan Concrete Footbridge, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Luuk Pangdan Concrete Footbridge, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Pababag Concrete Footbridge, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Tubig Tanah Concrete Footbridge, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lubbok Concrete Footbridge, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Musa Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Tong Tampakan Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lahad Dampong Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

684	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Babagan Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Bengkol Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Pampang Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Laud Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Unas Unas Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Lambi Lambian Concrete Footbridge, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Sitio Kallungan Concrete Footbridge with Pierhead, Sapa-Sapa, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Tup Tup Concrete Footbridge, Sapa-Sapa, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Likud Secubong Concrete Footbridge, Sapa-Sapa, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	685
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Belatan Halo Concrete Footbridge, Panglima Sugala, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Taungoh Concrete Footbridge, Sibutu, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Tandu Owak Concrete Footbridge, Sibutu, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Talisay Concrete Footbridge, Sibutu, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Simalak Concrete Footbridge with Pierhead, Languyan, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Nusa Tubboh, Tumahubong Concrete Footbridge with Pierhead, Languyan, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Paropdop Concrete Footbridge, Tandubato, Tandubas, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Tong Bangkaw Concrete Footbridge, Tandubato, Tandubas, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000

686	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water System, Malassa, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Pababag Deep Well, Bongao, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of DPWH Compound Deep Well, Tawi-Tawi	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of DPWH Area Equipment Deep Well, Bongao, Tawi-Tawi	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Level II Water System, Jakarta, Languyan, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System, Likud Dampong, South Ubian, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water Supply, Bongao Peak, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System, Taruk, Tandubas, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System, Poblacion Sapa-Sapa, Sapa-Sapa, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	687
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Palate Deep Well, Sapa-Sapa, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Tup Tup Deep Well, Sapa-Sapa, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Mantabuan Deep Well, Sapa-Sapa, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Bato Putih Water System, Sitangkai, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Sipangkot Rain Collector, Sitangkai, Tawi-Tawi	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Sikub Deep Well, Mapun, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Tandubanak Deep Well, Sibutu, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Nunukan Deep Well, Sibutu, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Tongsibalo Deep Well, Sibutu, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000

688	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Taungoh Deep Well, Sibutu, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Hadji Moktar Deep Well, Sibutu, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Talisay Deep Well, Sibutu, Tawi-Tawi	500,000	500,000

Autonomous Region in Muslim Mindanao (ARMM)	500,000	500,000

Regional Department of Public Works and Highways	500,000	500,000
Construction of Sokah Bolan Rain Collector, Simunul, Tawi-Tawi	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Tonggusong Rain Collector, Simunul, Tawi-Tawi	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Bakong Rain Collector, Simunul, Tawi-Tawi	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Construction of Tampakan Rain Collector, Simunul, Tawi-Tawi	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Expansion and Rehabilitation of Bongao Port (Phase 4), Bongao, Tawi-Tawi	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Construction of Malassa Port with Roro, Bongao, Tawi-Tawi	66,000,000	66,000,000

Autonomous Region in Muslim Mindanao (ARMM)	66,000,000	66,000,000

Regional Department of Public Works and Highways	66,000,000	66,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	689
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction / Expansion of Likud Tabawan Port, South Ubian, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Expansion of Tubig Indangan Port with Roro, Simunul, Tawi-Tawi	40,000,000	40,000,000

Autonomous Region in Muslim Mindanao (ARMM)	40,000,000	40,000,000

Regional Department of Public Works and Highways	40,000,000	40,000,000
Construction of Tumidao Wharf Rockcauseway, Tawi-Tawi	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Expansion of Sallangan Port, Tandubas, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Improvement/Expansion of Chinese Pier, Bongao, Tawi-Tawi	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Rehabilitation of Kasanyangan Drainage System, Bongao, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Biranddali-Darussalam Drainage System, Languyan, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Bato Bato Proper Drainage System (Phase 2), Panglima Sugala, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Biraddali Drainage System, Languyan, Tawi-Tawi	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000

690	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Rehabilitation/ Construction of Pasiagan Markaz Shore Protection, Bongao, Tawi-Tawi	8,000,000	8,000,000

Autonomous Region in Muslim Mindanao (ARMM)	8,000,000	8,000,000

Regional Department of Public Works and Highways	8,000,000	8,000,000
Rehabilitation/ Construction of Sikullis Shore Protection, Languyan, Tawi-Tawi	2,500,000	2,500,000

Autonomous Region in Muslim Mindanao (ARMM)	2,500,000	2,500,000

Regional Department of Public Works and Highways	2,500,000	2,500,000
Construction of Adnin Shore Protection, Languyan, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Tong Bangkaw Shore Protection, Tandubas, Tawi-Tawi	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Tawi-Tawi Government Center, Tawi-Tawi	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Improvement of Sheik Karimul Makhdum Complex, Simunul, Tawi-Tawi	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Marang-Gadung-Korosoyan-Orandang Road, Barira, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Barira-Butig Road (Phase 2), Barira, Maguindanao	92,000,000	92,000,000

Autonomous Region in Muslim Mindanao (ARMM)	92,000,000	92,000,000

Regional Department of Public Works and Highways	92,000,000	92,000,000
Concreting of Pura-Matuber Coastal Road (Gap Section), Datu Blah Sinsuat, Maguindanao	16,100,000	16,100,000

Autonomous Region in Muslim Mindanao (ARMM)	16,100,000	16,100,000

Regional Department of Public Works and Highways	16,100,000	16,100,000

APRIL 29, 2019	OFFICIAL GAZETTE	691
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Bugabungan - Crossing Magutay Road (Gap Section), Upi, Maguindanao	19,600,000	19,600,000

Autonomous Region in Muslim Mindanao (ARMM)	19,600,000	19,600,000

Regional Department of Public Works and Highways	19,600,000	19,600,000
Concreting of Ladia-Ibotegen Road (Phase 2), Sultan Kudarat, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Concreting of Matanog-Pindulunan Road (Phase 2), Matanog, Maguindanao	19,600,000	19,600,000

Autonomous Region in Muslim Mindanao (ARMM)	19,600,000	19,600,000

Regional Department of Public Works and Highways	19,600,000	19,600,000
Rehabilitation/Improvement of Landasan - Polloc Road with Line Canal, Parang, Maguindanao	27,000,000	27,000,000

Autonomous Region in Muslim Mindanao (ARMM)	27,000,000	27,000,000

Regional Department of Public Works and Highways	27,000,000	27,000,000
Concreting of Panatan - Banatin Road, Sultan Kudarat, Maguindanao	35,000,000	35,000,000

Autonomous Region in Muslim Mindanao (ARMM)	35,000,000	35,000,000

Regional Department of Public Works and Highways	35,000,000	35,000,000
Concreting of Brgy. Kabuntalan Road (Datumanong), Sultan Kudarat, Maguindanao	7,000,000	7,000,000

Autonomous Region in Muslim Mindanao (ARMM)	7,000,000	7,000,000

Regional Department of Public Works and Highways	7,000,000	7,000,000
Concreting of Banubo Road, Sultan Kudarat, Maguindanao	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Concreting of Tariken-Tawigen-Sanbolawan Road, Sultan Mastura, Maguindanao	32,000,000	32,000,000

Autonomous Region in Muslim Mindanao (ARMM)	32,000,000	32,000,000

Regional Department of Public Works and Highways	32,000,000	32,000,000

692	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Macabiso - Tapayan Road, Sultan Mastura, Maguindanao	32,000,000	32,000,000

Autonomous Region in Muslim Mindanao (ARMM)	32,000,000	32,000,000

Regional Department of Public Works and Highways	32,000,000	32,000,000
Concreting of Sarmiento (MRJ) - Sitio Ambo, Parang, Maguindanao	25,500,000	25,500,000

Autonomous Region in Muslim Mindanao (ARMM)	25,500,000	25,500,000

Regional Department of Public Works and Highways	25,500,000	25,500,000
Concreting of Mituan Road (Phase 2), Parang, Maguindanao	25,500,000	25,500,000

Autonomous Region in Muslim Mindanao (ARMM)	25,500,000	25,500,000

Regional Department of Public Works and Highways	25,500,000	25,500,000
Concreting of Samberen-Cabuan Road (Phase 2), Parang, Maguindanao	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Road at Poblacion 2, Parang, Maguindanao	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Purok Rambutan Road, Gumagdong Calawag, Parang, Maguindanao	4,200,000	4,200,000

Autonomous Region in Muslim Mindanao (ARMM)	4,200,000	4,200,000

Regional Department of Public Works and Highways	4,200,000	4,200,000
Concreting of Road, Camp Salipada K. Pendatun, Parang, Maguindanao	7,500,000	7,500,000

Autonomous Region in Muslim Mindanao (ARMM)	7,500,000	7,500,000

Regional Department of Public Works and Highways	7,500,000	7,500,000
Construction/Concreting of Marayag-Pasuay-Guindolongan Road, Matanog, Maguindanao	27,000,000	27,000,000

Autonomous Region in Muslim Mindanao (ARMM)	27,000,000	27,000,000

Regional Department of Public Works and Highways	27,000,000	27,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	693
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Panggao-Bualan Taled Road (Phase 2), Barira, Maguindanao	36,000,000	36,000,000

Autonomous Region in Muslim Mindanao (ARMM)	36,000,000	36,000,000

Regional Department of Public Works and Highways	36,000,000	36,000,000
Concreting of Bualan - Lipa Road, Barira, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Calaan-Ashleya Road, Buldon, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Edcor-Bubong Road, Buldon, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Kulimpang-Piers-Karim-Dimagelen Road, Buldon, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Indatuan-Tumaguinting Road (Phase 2), Northern Kabuntalan, Maguindanao	33,000,000	33,000,000

Autonomous Region in Muslim Mindanao (ARMM)	33,000,000	33,000,000

Regional Department of Public Works and Highways	33,000,000	33,000,000
Concreting of Gayonga - Sitio Block 1, Northern Kabuntalan, Maguindanao	22,000,000	22,000,000

Autonomous Region in Muslim Mindanao (ARMM)	22,000,000	22,000,000

Regional Department of Public Works and Highways	22,000,000	22,000,000
Construction/Concreting of Kabuntalan-Sultan Kudarat Road, Kabuntalan, Maguindanao	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Road from National Highway - Dados (Phase 2), Datu Odin Sinsuat, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000

694	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting from Tamontaka Linek Road - SPDA Main Road (Phase 2), Brgy. Semba, Datu Odin Sinsuat, Maguindanao	3,600,000	3,600,000

Autonomous Region in Muslim Mindanao (ARMM)	3,600,000	3,600,000

Regional Department of Public Works and Highways	3,600,000	3,600,000
Concreting of Kurintem-Sifaran Road, Datu Odin Sinsuat, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Barangay Tanuel Road, Datu Odin Sinsuat, Maguindanao	14,400,000	14,400,000

Autonomous Region in Muslim Mindanao (ARMM)	14,400,000	14,400,000

Regional Department of Public Works and Highways	14,400,000	14,400,000
Concreting of Dalican - Bunged Road, Datu Odin Sinsuat, Maguindanao	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Dalican - Bagoinged -Tenonggos Road, Datu Odin Sinsuat, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Dalican Poblacion Crosslink Road, Datu Odin Sinsuat, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Concreting of Brgy. Awang Road (Tenorio Road 2), Datu Odin Sinsuat, Maguindanao	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Concreting of Sitio Maguid Road, Brgy. Kibukay, Upi, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	695
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Sitio Margues - Sitio Lahangkeb Road, Upi, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Crossing Nabantog - Kiga Road, Upi, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Mirab - Blensong Road, Upi, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Access Road to Sabaken National High School, Upi, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Upi Agricultural School Road, Upi, Maguindanao	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of South Matingen Brgy. Road with Installation of 6 Lines RCPC, Sultan Kudarat, Maguindanao	5,165,000	5,165,000

Autonomous Region in Muslim Mindanao (ARMM)	5,165,000	5,165,000

Regional Department of Public Works and Highways	5,165,000	5,165,000
Concreting of SPDA-DTS 6ID Road, Brgy. Semba, Datu Odin Sinsuat, Maguindanao	3,600,000	3,600,000

Autonomous Region in Muslim Mindanao (ARMM)	3,600,000	3,600,000

Regional Department of Public Works and Highways	3,600,000	3,600,000
Concreting of Ambolodto-Dados Road, Datu Odin Sinsuat, Maguindanao	6,500,000	6,500,000

Autonomous Region in Muslim Mindanao (ARMM)	6,500,000	6,500,000

Regional Department of Public Works and Highways	6,500,000	6,500,000

696	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Access Improvement and Development of Blue Lagoon, Brgy. Margues, Datu Odin Sinsuat, Maguindanao	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Improvement of Access Road to Bitu Spring, Datu Odin Sinsuat, Maguindanao	1,000,000	1,000,000

Autonomous Region in Muslim Mindanao (ARMM)	1,000,000	1,000,000

Regional Department of Public Works and Highways	1,000,000	1,000,000
Concreting of Road at Karim - Bagiangan - Binaan Falls (Phase 2), Buldon, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Road at National Highway - Ranao Pilyan Falls, Upi, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Access Road to Kurintem Cave, Datu Odin Sinsuat, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Construction of Dinganen Bridge, Buldon, Maguindanao	26,000,000	26,000,000

Autonomous Region in Muslim Mindanao (ARMM)	26,000,000	26,000,000

Regional Department of Public Works and Highways	26,000,000	26,000,000
Upgrading of Pinaring Bridge, Sultan Kudarat, Maguindanao	26,000,000	26,000,000

Autonomous Region in Muslim Mindanao (ARMM)	26,000,000	26,000,000

Regional Department of Public Works and Highways	26,000,000	26,000,000
Construction of Level III Municipal Water System (Phase 2), Barira, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Level III Municipal Water System (Phase 2), Buldon, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	697
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level III Municipal Water System (Phase 2), Sultan Mastura, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Expansion of Level III Water System, Parang, Maguindanao	25,500,000	25,500,000

Autonomous Region in Muslim Mindanao (ARMM)	25,500,000	25,500,000

Regional Department of Public Works and Highways	25,500,000	25,500,000
Construction of Level II Water Supply at Sitio Kapilit Brgy. Blensong, Upi, Maguindanao	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water Supply, Pinansaran, Datu Blah Sinsuat, Maguindanao	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water Supply (Water Treatment Technology), Pedtad, Kabuntalan, Maguindanao	6,000,000	6,000,000

Autonomous Region in Muslim Mindanao (ARMM)	6,000,000	6,000,000

Regional Department of Public Works and Highways	6,000,000	6,000,000
Construction of Level II Water Supply (Water Treatment Technology), Montay, Northern Kabuntalan, Maguindanao	6,000,000	6,000,000

Autonomous Region in Muslim Mindanao (ARMM)	6,000,000	6,000,000

Regional Department of Public Works and Highways	6,000,000	6,000,000
Construction of Level I Water Supply, Dulangan, Datu Odin Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Baka, Datu Odin Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000

698	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level I Water Supply, Sapalan, Datu Odin Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Dados, Datu Odin Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Bugawas, Datu Odin Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Pure, Datu Blah Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Lapaken, Datu Blah Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Matuber, Datu Blah Sinsuat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Bugabungan, Upi, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Rempis, Upi, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Ganasi, Upi, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000

APRIL 29, 2019	OFFICIAL GAZETTE	699
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level I Water Supply, Sambolawan, Sultan Kudarat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Dalomangcob, Sultan Kudarat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Ibotegen, Sultan Kudarat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Darapanan, Sultan Kudarat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Damaniog, Sultan Kudarat, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Tapayan, Sultan Mastura, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Simuay Seashore, Sultan Mastura, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Upper Taviran, Kabuntalan, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Bagumbayan, Kabuntalan, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000

700	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level I Water Supply, Dadtumeg, Kabuntalan, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level 1 Water Supply, Maitong, Kabuntalan, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Sabaken, Northern Kabuntalan, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Libungan, Northern Kabuntalan, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Samberen, Parang, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Tagudtungan, Parang, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Sarmiento, Parang, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Pinantao, Parang, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Liong, Barira, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000

APRIL 29, 2019	OFFICIAL GAZETTE	701
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level I Water Supply, Bualan, Barira, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Madalum Nabalawag, Barira, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Minabay, Barira, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Cabayuan, Buldon, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Cabayuan, Buldon, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Minabay, Buldon, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Kidama, Matanog, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Construction of Level I Water Supply, Bayanga Sur, Matanog, Maguindanao	375,000	375,000

Autonomous Region in Muslim Mindanao (ARMM)	375,000	375,000

Regional Department of Public Works and Highways	375,000	375,000
Development of Polloc Port (Phase 4), Parang, Maguindanao	45,000,000	45,000,000

Autonomous Region in Muslim Mindanao (ARMM)	45,000,000	45,000,000

Regional Department of Public Works and Highways	45,000,000	45,000,000

702	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Litayen Seaport (Phase 3), Bongo Island, Parang, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Sitio Kursi Seaport (Phase 2), Tuka Maror, Bongo Island, Parang, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Simuay Seashore Fish Port (Phase 4), Sultan Mastura, Maguindanao	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Sea Wall Protection and Guard Rail at Tapian-Matuber Road (Phase 2), Datu Odin Sinsuat, Maguindanao	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Construction of Matuber Riverbank Protection, Matuber, Datu Blah Sinsuat, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Road Approach and Slope Protection of Muyo Bridge, Buldon, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Concrete Revetment along Cut-Off Channel, Sultan Kudarat, Maguindanao	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Regional Assembly Building, ARMM Compound, Cotabato City	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	703
AUTONOMOUS REGION IN MUSLIM MINDANAO

Repair/lmprovement of PNP Training Center, Camp S.K. Pendatun, Parang, Maguindanao	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Concreting of Montay - Balong Road (Phase 2), Datu Piang, Maguindanao	36,000,000	36,000,000

Autonomous Region in Muslim Mindanao (ARMM)	36,000,000	36,000,000

Regional Department of Public Works and Highways	36,000,000	36,000,000
Concreting of Elian - Gawang Road (Phase 2), Datu Saudi Ampatuan, Maguindanao	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Concreting of Brgy. Tukanalugong Road, Datu Abdullah Sangki, Maguindanao	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000
Concreting of Tapikan - Minggapong Road, Shariff Saydona, Maguindanao	29,000,000	29,000,000

Autonomous Region in Muslim Mindanao (ARMM)	29,000,000	29,000,000

Regional Department of Public Works and Highways	29,000,000	29,000,000
Concreting of North Binangga - South Binangga (Phase 2), Talayan, Maguindanao	20,800,000	20,800,000

Autonomous Region in Muslim Mindanao (ARMM)	20,800,000	20,800,000

Regional Department of Public Works and Highways	20,800,000	20,800,000
Concreting of National Highway - Mapayag Road, Datu Anggal Midtimbang, Maguindanao	19,200,000	19,200,000

Autonomous Region in Muslim Mindanao (ARMM)	19,200,000	19,200,000

Regional Department of Public Works and Highways	19,200,000	19,200,000
Concreting of Brar-Sitio Ebit Road, Datu Anggal Midtimbang, Maguindanao	19,200,000	19,200,000

Autonomous Region in Muslim Mindanao (ARMM)	19,200,000	19,200,000

Regional Department of Public Works and Highways	19,200,000	19,200,000
Concreting of Poblacion Streets, Shariff Aguak, Maguindanao	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000

704	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Reblocking of Poblacion-Datu Piang - Dado Road, Datu Piang, Maguindanao	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Municipal Street (Phase 1), South Upi, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Concreting of Panosolen-Sitio Gumamila Road (Phase 1), Gen. Salipada K. Pendatun, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Reblocking of Lasangan - Lao Lao Road, Gen. Salipada K. Pendatun, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Calean - Tenok - Paitan Road (Phase 2), Mangudadatu, Maguindanao	32,000,000	32,000,000

Autonomous Region in Muslim Mindanao (ARMM)	32,000,000	32,000,000

Regional Department of Public Works and Highways	32,000,000	32,000,000
Concreting of Calean - Tenok - Paitan Road (Phase 3), Mangudadatu, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Concreting of Kitango-Guindulungan Road (Maligaya-Bangkat Section), Barangay Paldung Road, Datu Saudi Ampatuan, Maguindanao	22,000,000	22,000,000

Autonomous Region in Muslim Mindanao (ARMM)	22,000,000	22,000,000

Regional Department of Public Works and Highways	22,000,000	22,000,000
Upgrading of Dulawan - Makar Road with Slope Protection/Block Wall (Pagatin Section), Datu Salibo, Maguindanao	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	705
AUTONOMOUS REGION IN MUSLIM MINDANAO

Upgrading of Dulawan - Makar Road with Slope Protection/Block Wall (Salibo Section), Datu Salibo, Maguindanao	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Madia Road, Datu Salito, Maguindanao	8,000,000	8,000,000

Autonomous Region in Muslim Mindanao (ARMM)	8,000,000	8,000,000

Regional Department of Public Works and Highways	8,000,000	8,000,000
Concreting of Middle East St. Juction Washington St. (Phase 2), Paglat, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Concreting of Libya Street, Paglat, Maguindanao	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Concreting of Poblacion - Kalbugan Road (Phase 2), Pagalungan, Maguindanao	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000
Reblocking of Buayan - Dado Road, Datu Piang, Maguindanao	23,862,000	23,862,000

Autonomous Region in Muslim Mindanao (ARMM)	23,862,000	23,862,000

Regional Department of Public Works and Highways	23,862,000	23,862,000
Concrete Widening Along Midsayap - Dulawan - Makar Road (Mamasapano Section), Mamasapano, Maguindanao	22,000,000	22,000,000

Autonomous Region in Muslim Mindanao (ARMM)	22,000,000	22,000,000

Regional Department of Public Works and Highways	22,000,000	22,000,000
Concreting of Poblacion Streets, Datu Paglas, Maguindanao	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000

706	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Baital-Sampao Road (Phase 1), Rajah Buayan, Maguindanao	21,850,000	21,850,000

Autonomous Region in Muslim Mindanao (ARMM)	21,850,000	21,850,000

Regional Department of Public Works and Highways	21,850,000	21,850,000
Concrete Widening of Midsayap - Dulawan - Makar Road (Sapakan Section), Rajah Buayan, Maguindanao	33,000,000	33,000,000

Autonomous Region in Muslim Mindanao (ARMM)	33,000,000	33,000,000

Regional Department of Public Works and Highways	33,000,000	33,000,000
Concreting of Datu Saudi-Guindulungan Provincial Road (Kitango - Kitapok Section) (Phase 1), Datu Saudi Ampatuan, Maguindanao	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Kuden Road (Phase 1), Talitay, Naguindanao	32,000,000	32,000,000

Autonomous Region in Muslim Mindanao (ARMM)	32,000,000	32,000,000

Regional Department of Public Works and Highways	32,000,000	32,000,000
Concreting of Kuden Road (Phase 2), Talitay, Maguindanao	8,000,000	8,000,000

Autonomous Region in Muslim Mindanao (ARMM)	8,000,000	8,000,000

Regional Department of Public Works and Highways	8,000,000	8,000,000
Concreting of Poblacion Streets, Ampatuan, Maguindanao	32,000,000	32,000,000

Autonomous Region in Muslim Mindanao (ARMM)	32,000,000	32,000,000

Regional Department of Public Works and Highways	32,000,000	32,000,000
Concreting of Poblacion Streets, Sultan Sa Barongis, Maguindanao	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000
Concreting of Digal Streets, Buluan, Maguindanao	32,000,000	32,000,000

Autonomous Region in Muslim Mindanao (ARMM)	32,000,000	32,000,000

Regional Department of Public Works and Highways	32,000,000	32,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	707
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Brgy. Barurao-Brgy. Paldong (Phase 1), Sultan sa Barongis, Maguindanao	8,000,000	8,000,000

Autonomous Region in Muslim Mindanao (ARMM)	8,000,000	8,000,000

Regional Department of Public Works and Highways	8,000,000	8,000,000
Concreting of Poblacion Road, Buluan, Maguindanao	8,000,000	8,000,000

Autonomous Region in Muslim Mindanao (ARMM)	8,000,000	8,000,000

Regional Department of Public Works and Highways	8,000,000	8,000,000
Construction of Concrete Bridge, Kayakaya, Datu Abdullah Sangki, Maguindanao	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Construction of Concrete Bridge, Tunggol, Datu Montawal, Maguindanao	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Construction of Concrete Bridge, Bulit, Datu Montawal, Maguindanao	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000
Construction of Concrete Bridge, Bakat, Shariff Saydona, Maguindanao	36,000,000	36,000,000

Autonomous Region in Muslim Mindanao (ARMM)	36,000,000	36,000,000

Regional Department of Public Works and Highways	36,000,000	36,000,000
Construction of Concrete Bridge, Kenit, Shariff Aguak, Maguindanao	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Construction of Concrete Bridge, Limbalud, Pagalungan, Maguindanao	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000

708	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level III Water System With Reservoir and Distribution Line Connect To “Central Maguindanao Integrated Water System”, Tapikan, Shariff Aguak, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Level III Water System With Reservoir and Distribution Line Connect To “Central Maguindanao Integrated Water System”, Buayan, Datu Piang, Maguindanao	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Level II Water System With Water Treatment, Macasampen, Guindulungan, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Poblacion, Datu Anggal Midtimbang, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Delembong, Shariff Saydona, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Paldon, Sultan Sa Barongis, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Galakit, Pagalungan, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	709
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level II Water System With Water Treatment, Pandag, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Lepak, Pandag, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Manindulo, Datu Paglas, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Kabingi, Datu Saudi Ampatuan, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Tuayan, Datu Hoffer, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Tukanalipao, Mamasapano, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Malatimon, Ampatuan, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System With Water Treatment, Mao, Datu Abdullah Sangki, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

710	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water System With Water Treatment, Kuya, South Upi, Maguindanao	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Line Canal along Marbel - Ala Road, Datu Saudi Ampatuan, Maguindanao	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Construction of Line Canal along Marbel - Ala Road, Datu Unsay, Maguindanao	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Construction of Line Canal along Marbel - Ala Road, Shariff Aguak, Maguindanao	26,000,000	26,000,000

Autonomous Region in Muslim Mindanao (ARMM)	26,000,000	26,000,000

Regional Department of Public Works and Highways	26,000,000	26,000,000
Construction of Revetment (ALIP River) Along Road Side of Kidapawan-Ala-Junction Road, Kayaga Section, Pandag, Maguindanao	100,000,000	100,000,000

Autonomous Region in Muslim Mindanao (ARMM)	100,000,000	100,000,000

Regional Department of Public Works and Highways	100,000,000	100,000,000
Construction of Slope Protection along Awang-Upi-Lebak Road, Tariftif Section, South Upi, Maguindanao	8,000,000	8,000,000

Autonomous Region in Muslim Mindanao (ARMM)	8,000,000	8,000,000

Regional Department of Public Works and Highways	8,000,000	8,000,000
Construction of Slope Protection and Concreting of Muti - Ahan Road, Guindulungan, Maguindanao	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Minanga - Sapot Dalama Lakeshore Road, Buadipuso Buntong, Lanao del Sur	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	711
AUTONOMOUS REGION IN MUSLIM MINDANAO

Upgrading of Lake Lanao Circumferential Road (Mulondo Section), Mulondo, Lanao del Sur	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Completion / Upgrading of Amai Pakpak Avenue, Marawi City, Lanao del Sur	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Upgrading of Guimba-Dulay Road, Marawi City, Lanao del Sur	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Upgrading of Dulay-Malimono Road along Marawi-Kapai Road, Marawi City, Lanao del Sur	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Bacolod-Dansalan Lakeshore Road (Phase 2), Buadipuso Buntong, Lanao del Sur	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Concreting of Cadayonan-Bualan Road, Saguiaran, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Maitobasak-Pagalamatan Road, Saguiaran, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Cebuano Group Road, Wao, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Sitio Magampong Road, Wao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000

712	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Road Brgy. Buadi Ongcalo-Buadi Mangga Road, Taraka, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Gata Road, Wao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Linuk-Dasomalong Road, Tamparan, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Repair/Rehabilitation of Highway Datu Saber-Campo Ranao Road, Marawi City, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Upper Ragayan-Calupaan Municipal Road, Poona Bayabao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Rehabilitation of Tamparan Proper Road, Tamparan, Lanao del Sur	7,500,000	7,500,000

Autonomous Region in Muslim Mindanao (ARMM)	7,500,000	7,500,000

Regional Department of Public Works and Highways	7,500,000	7,500,000
Concreting of Radapan - Pantar Road, Piagapo, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Cairan - Lumbac Road, Poona Bayabao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Buadamaluy-Lumbacainguid Road, Masiu, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	713
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Unda Dayawan Brgy. Road, Masiu, Lanao del Sur	4,500,000	4,500,000

Autonomous Region in Muslim Mindanao (ARMM)	4,500,000	4,500,000

Regional Department of Public Works and Highways	4,500,000	4,500,000
Concreting of Matao-a Raza Road, Masiu, Lanao del Sur	3,000,000	3,000,000

Autonomous Region in Muslim Mindanao (ARMM)	3,000,000	3,000,000

Regional Department of Public Works and Highways	3,000,000	3,000,000
Concreting of Mantapoli-Lumbac Brgy Road, Marantao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of National Highway to Loway Brgy. Road, Marantao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Brgy. Sambomang Ataw Road, Masiu, Lanao del Sur	1,500,000	1,500,000

Autonomous Region in Muslim Mindanao (ARMM)	1,500,000	1,500,000

Regional Department of Public Works and Highways	1,500,000	1,500,000
Concreting of Brgy. Batangan Road, Saguiaran, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Brgy. Mipaga Road, Saguiaran, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Repair/Rehabilitation of Guilopa-Dimarao-Dansalan Road, Mulondo, Lanao del Sur	12,000,000	12,000,000

Autonomous Region in Muslim Mindanao (ARMM)	12,000,000	12,000,000

Regional Department of Public Works and Highways	12,000,000	12,000,000

714	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Sapingit - Mentring - Paridi Road, Piagapo, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Brgy. Bubong Road, Saguiaran, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Concreting of Kasula - Macaguiling Road, Lumba Bayabao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Tawaan - Tambo Road, Piagapo, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Dilimbayan Brgy. Road, Maguing, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Loway - Ranaranao Road, Marantao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Construction of Rogero - Ramain Valley Road (Phase 2), Bubong, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Pagalongan - Milaya Road, Wao, Lanao del Sur	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Bualan Manas - Matampay Road, Bubong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	715
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Ginaopan Road, Ditsaan Ramain, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Concreting of Sugod - Dulay Road, Marawi City, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Golingan to Brgy, Barit Road, Lumba Bayabao, Lanao del Sur	12,000,000	12,000,000

Autonomous Region in Muslim Mindanao (ARMM)	12,000,000	12,000,000

Regional Department of Public Works and Highways	12,000,000	12,000,000
Construction of Buadipuso Bridge, Buadipuso Buntong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction/Replacement of Pagalongan Bridge, Maguing, Lanao del Sur	22,500,000	22,500,000

Autonomous Region in Muslim Mindanao (ARMM)	22,500,000	22,500,000

Regional Department of Public Works and Highways	,22,500,000	22,500,000
Construction of Tamparan Proper Bridge, Tamparan, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Kianibong Bridge, Tagoloan II, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Construction of Miyakaliko Bridge, Tagoloan II, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Madanding Bridge, Bubong, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000

716	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction / Replacement of Pagalamatan Bridge, Saguiaran, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Bualan - Pansor Bridge, Piagapo, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Rayabalai-Balindong Bridge, Mulondo, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Matampay Bridge, Bubong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Porg Water System, Mulondo, Lanao del Sur	7,000,000	7,000,000

Autonomous Region in Muslim Mindanao (ARMM)	7,000,000	7,000,000

Regional Department of Public Works and Highways	7,000,000	7,000,000
Construction of Water System, Brgy. Panggao, Maliwanag & Patpangkat, Saguiaran, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Level II Water System, Pagalongan Bacayawan, Marantao, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System, Gata, Poona Bayabao, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	717
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Water System (Phase 2), Lumba Bayabao, Lanao del Sur	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Construction of Water System, Lumbatan, Ditsaan Ramain, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Bubong Guilopa, Mulondo, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Laila Lumbac, Masiu, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System (Phase 2), Linao, Saguiaran, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Katutungan, Wao, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Expansion of Water System, Bubong, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Water System, Dimagaling Proper, Kapai, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Dimunda, Kapai, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

718	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Water System, Talub, Tamparan, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System, Malingen, Tagoloan II, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Water System, Sumogot Bumbaran, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System, Sawer, Masiu, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System, Carigongan, Bubong, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Sigayan, Taraka, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Water System, Salvador Concha, Taraka, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Lilod Buayaan, Ditsaan Ramain, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Malna, Kapai, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	719
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level II Water System, Kadingilan, Kao, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Water System, Pindulunan, Maguing, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Water System, Kalakala, Buadipuso Buntong, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Dansalan Lake Port, Mulondo, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	. 5,000,000	5,000,000
Construction of Tuca Lake Port, Buadipuso Buntong, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction/Rehabilitation of Cadayonan Lake Port, Poona Bayabao, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Extension/Rehabilitation of BuadaBabai Fishport, Ditsaan Ramain, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Dayawan Fishport, Marawi City, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Dimagalin-Pindolonan Line Canal Drainage, Kapai, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000

720	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Marawi-Iligan Road Drainage System (Bubong Section), Saguiaran, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Dado-Rantian Open Canal, Ditsaan Ramain, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Raya Rantian RC Box Culvert, Ditsaan Ramain, Lanao del Sur	7,000,000	7,000,000

Autonomous Region in Muslim Mindanao (ARMM)	7,000,000	7,000,000

Regional Department of Public Works and Highways	7,000,000	7,000,000
Construction of Flood Control at Brgy. Gata, Poona Bayabao, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Construction of Flood Control at Brgy. Rumayas, Lumba Bayabao, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Caramian Riverwall Flood Control, Masiu, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Punud Riverwall Flood Control, Bubong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction/Rehabilitation of Montian-Panalawan River/Flood Control (Phase 2), Bubong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	721
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Pindogoan River Wall Protection, Bubong, Lanao del Sur	10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)	10,000,000	10,000,000

Regional Department of Public Works and Highways	10,000,000	10,000,000
Construction of Slope Protection Along Brgy. Buadi Ongcalo-Buadi Adingun, Taraka, Lanao del Sur	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Balindong-Tugaya Road, Balindong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Balindong-Piagapo Road, Balindong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Ganassi-Madamba Road (Phase 2), Ganassi, Lanao del Sur	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Concreting of Ganassi-Binidayan Road (Phase 2), Ganassi, Lanao del Sur	45,000,000	45,000,000

Autonomous Region in Muslim Mindanao (ARMM)	45,000,000	45,000,000

Regional Department of Public Works and Highways	45,000,000	45,000,000
Concreting of Balabagan-Marogong Road, Balabagan, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Illana-Dapao Road (Anas-Dabaw Section), Picong, Lanao del Sur	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000

722	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Bayang Marogong Road, Marogong, Lanao del Sur	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Concreting of Dapao-Illana Road (Phase 5), Pualas, Lanao del Sur	50,000,000	50,000,000

Autonomous Region in Muslim Mindanao (ARMM)	50,000,000	50,000,000

Regional Department of Public Works and Highways	50,000,000	50,000,000
Concreting of Tugaya Provincial Road, Tugaya (Puthad-Pindulunan), Lanao del Sur	36,000,000	36,000,000

Autonomous Region in Muslim Mindanao (ARMM)	36,000,000	36,000,000

Regional Department of Public Works and Highways	36,000,000	36,000,000
Concreting of Poblacion Road, Balabagan, Lanao del Sur	24,000,000	24,000,000

Autonomous Region in Muslim Mindanao (ARMM)	24,000,000	24,000,000

Regional Department of Public Works and Highways	24,000,000	24,000,000
Concreting of Bayanga-Tabuan Road, Kapatagan, Lanao del Sur	24,500,000	24,500,000

Autonomous Region in Muslim Mindanao (ARMM)	24,500,000	24,500,000

Regional Department of Public Works and Highways	24,500,000	24,500,000
Repair/ Rehabilitation of Brgy. Putad Road, Madalum, Lanao del Sur	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Balintad Road, Ganassi, Lanao del Sur	13,000,000	13,000,000

Autonomous Region in Muslim Mindanao (ARMM)	13,000,000	13,000,000

Regional Department of Public Works and Highways	13,000,000	13,000,000
Concreting of Masao Road, Malabang, Lanao del Sur	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of Montay Road, Malabang, Lanao del Sur	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	723
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Badak Lumao Road, Malabang, Lanao del Sur	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of Tubok Road, Malabang, Lanao del Sur	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of Brgy. Mabol Road, Malabang, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Repair/ Rehabilitation of Maindig-Pagalamatan Road, Binidayan, Lanao del Sur	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Upgrading/ Repair of Madaya-Magonaya Road (Phase 2), Binidayan, Lanao del Sur	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Liangan Road, Madamba, Lanao del Sur	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Tangkal Mindamdag Road, Tubaran, Lanao del Sur	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Brgy. Paigoay-Brgy. Bangon (Pagayawan) Road, Tubaran, Lanao del Sur	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000

724	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Malungun Road, Butig, Lanao del Sur	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Construction/Concreting of Brgy. Linuk - Brgy. Maliwanag Road (Road Opening) (Phase 1), Bayang, Lanao del Sur	30,000,000	30,000,000

Autonomous Region in Muslim Mindanao (ARMM)	30,000,000	30,000,000

Regional Department of Public Works and Highways	30,000,000	30,000,000
Construction / Concreting of Kanagun-Dalaon Road, Lumbayanague, Lanao del Sur	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Rehabilitation of Damaged Pavement at Bansil St., Daguan, Kapatagan, Lanao del Sur	5,400,000	5,400,000

Autonomous Region in Muslim Mindanao (ARMM)	5,400,000	5,400,000

Regional Department of Public Works and Highways	5,400,000	5,400,000
Concreting of Gurain Road, Bacolod Kalawi, Lanao del Sur	25,000,000	25,000,000

Autonomous Region in Muslim Mindanao (ARMM)	25,000,000	25,000,000

Regional Department of Public Works and Highways	25,000,000	25,000,000
Concreting of Antap Avenue Road, Bacolod Kalawi, Lanao del Sur	16,000,000	16,000,000

Autonomous Region in Muslim Mindanao (ARMM)	16,000,000	16,000,000

Regional Department of Public Works and Highways	16,000,000	16,000,000
Concreting of Lumbac to Sitio Barar to Pagalongan, Sultan Dumalondong, Lanao del Sur	18,000,000	18,000,000

Autonomous Region in Muslim Mindanao (ARMM)	18,000,000	18,000,000

Regional Department of Public Works and Highways	18,000,000	18,000,000
Concreting of Lumbac-Ilian, Tagoranao, Sultan Dumalondong, Lanao del Sur	21,000,000	21,000,000

Autonomous Region in Muslim Mindanao (ARMM)	21,000,000	21,000,000

Regional Department of Public Works and Highways	21,000,000	21,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	725
AUTONOMOUS REGION IN MUSLIM MINDANAO

Concreting of Poblacion Dilausan - Lumbac Road, Lumbaca Unayan, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of PangaoaLupa-Pagayawan Road, Calanogas, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting to Pantar-Macadar Road (Pindolonan Section), Lumbatan, Lanao del Sur	15,000,000	15,000,000

Autonomous Region in Muslim Mindanao (ARMM)	15,000,000	15,000,000

Regional Department of Public Works and Highways	15,000,000	15,000,000
Concreting of Bangon - Guiarong Road, Pagayawan, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Concreting of Abaga Falls Access Road, Pagayawan, Lanao del Sur	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Bongabong Road, Kapatagan, Lanao del Sur	17,000,000	17,000,000

Autonomous Region in Muslim Mindanao (ARMM)	17,000,000	17,000,000

Regional Department of Public Works and Highways	17,000,000	17,000,000
Concreting of Bakikis Road-Salaman Fishport, Kapatagan, Lanao del Sur	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of Pialot Road, Malabang, Lanao del Sur	5,400,000	5,400,000

Autonomous Region in Muslim Mindanao (ARMM)	5,400,000	5,400,000

Regional Department of Public Works and Highways	5,400,000	5,400,000
Concreting of Madaya Road, Ganassi, Lanao del Sur	13,000,000	13,000,000

Autonomous Region in Muslim Mindanao (ARMM)	13,000,000	13,000,000

Regional Department of Public Works and Highways	13,000,000	13,000,000

726	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Concreting of Matimos Road, Kapatagan, Lanao del Sur	9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)	9,000,000	9,000,000

Regional Department of Public Works and Highways	9,000,000	9,000,000
Concreting of Lati-Buadi Tara to Talub Road, Balindong, Lanao del Sur	13,500,000	13,500,000

Autonomous Region in Muslim Mindanao (ARMM)	13,500,000	13,500,000

Regional Department of Public Works and Highways	13,500,000	13,500,000
Concreting of Samer-Tocasan Road, Butig, Lanao del Sur	20,500,000	20,500,000

Autonomous Region in Muslim Mindanao (ARMM)	20,500,000	20,500,000

Regional Department of Public Works and Highways	20,500,000	20,500,000
Construction of Piangologan Bridge, Marogong, Lanao del Sur	37,000,000	37,000,000

Autonomous Region in Muslim Mindanao (ARMM)	37,000,000	37,000,000

Regional Department of Public Works and Highways	37,000,000	37,000,000
Construction of Malungun Bridge, Butig, Lanao del Sur	38,000,000	38,000,000

Autonomous Region in Muslim Mindanao (ARMM)	38,000,000	38,000,000

Regional Department of Public Works and Highways	38,000,000	38,000,000
Construction of Level II Water System at Brgy. Liangan, Picong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Maganding, Picong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Maladi, Picong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Marogong East, Marogong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	727
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level III Water System at Pangao a Lupa, Ganassi, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Level II Water System, Marogong, Lanao del Sur	20,000,000	20,000,000

Autonomous Region in Muslim Mindanao (ARMM)	20,000,000	20,000,000

Regional Department of Public Works and Highways	20,000,000	20,000,000
Construction of Level II Water System at Brgy. Lumbayao, Balindong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Paigoay-Malaig, Balindong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Musa, Balindong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System, Danugan, Pualas, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Sugod, Madalum, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Uyaan Proper, Madamba, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Tambo, Madamba, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000

728	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water System at Brgy. Bayabao, Butig, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Dilimbayan, Butig, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Water System, panggawalupa, Calanogas, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System, Matiaos, Kapatagan, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Lumbac Cadayonan, Bayang, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Bairan, Bayang, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Bakikis, Kapatagan, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Bacayawan, Sultan Dumalondong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	729
AUTONOMOUS REGION IN MUSLIM MINDANAO

Construction of Level II Water System at Brgy. Malalis, Sultan Dumalondong, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Singcara, Lumbayanague, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Nanagun, Lumbayanague, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Bangon, Lumbaca Unayan, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Beta Oriental, Lumbaca Unayan, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Rehabilitation of Level II Water System, Salaman, Kapatagan, Lanao del Sur	5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)	5,000,000	5,000,000

Regional Department of Public Works and Highways	5,000,000	5,000,000
Construction of Level II Water System at Brgy. Pandi a Ranao, Tugaya, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000
Construction of Level II Water System at Brgy. Upper Itil, Balabagan, Lanao del Sur	4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)	4,000,000	4,000,000

Regional Department of Public Works and Highways	4,000,000	4,000,000

730	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Construction of Level II Water System at Brgy. Linuk, Madamba, Lanao del Sur			4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)			4,000,000	4,000,000

Regional Department of Public Works and Highways			4,000,000	4,000,000
Construction of Level II Water System at Brgy. Dalama, Lumbatan, Lanao del Sur			5,000,000	5,000,000

Autonomous Region in Muslim Mindanao (ARMM)			5,000,000	5,000,000

Regional Department of Public Works and Highways			5,000,000	5,000,000
Construction of Musa Fish Port at Brgy. Musa, Balindong, Lanao del Sur			4,000,000	4,000,000

Autonomous Region in Muslim Mindanao (ARMM)			4,000,000	4,000,000

Regional Department of Public Works and Highways			4,000,000	4,000,000
Rehabilitation of Balabagan Port, Balabagan, Lanao del Sur			9,700,000	9,700,000

Autonomous Region in Muslim Mindanao (ARMM)			9,700,000	9,700,000

Regional Department of Public Works and Highways			9,700,000	9,700,000
Construction of Tuka Port, Bayang, Lanao del Sur			9,000,000	9,000,000

Autonomous Region in Muslim Mindanao (ARMM)			9,000,000	9,000,000

Regional Department of Public Works and Highways			9,000,000	9,000,000
Construction of Poblacion Line Canal, Ganassi, Lanao del Sur			10,000,000	10,000,000

Autonomous Region in Muslim Mindanao (ARMM)			10,000,000	10,000,000

Regional Department of Public Works and Highways			10,000,000	10,000,000
Integrity of ecosystems, adaptation to climate change, and disaster resilience of communities in ARMM enhanced	297,925,000	35,305,000		333,230,000

ENVIRONMENTAL CONSERVATION AND MANAGEMENT AND HUMAN SETTLEMENT REGULATORY PROGRAM	297,925,000	35,305,000		333,230,000

Development, Management and Protection of the Environment and Natural Resources (RDENR)	288,298,000	32,113,000		320,411,000

Autonomous Region in Muslim Mindanao (ARMM)	288,298,000	32,113,000		320,411,000

Regional Department of Environment and Natural Resources	288,298,000	32,113,000		320,411,000

APRIL 29, 2019	OFFICIAL GAZETTE	731
AUTONOMOUS REGION IN MUSLIM MINDANAO

Regulation of Human Settlement Plans and Projects (HLURB)		9,627,000		3,192,000				12,819,000

Autonomous Region in Muslim Mindanao (ARMM)		9,627,000		3,192,000				12,819,000

Regional Housing and Land Use Regulatory Board		9,627,000		3,192,000				12,819,000

Sub-total, Operations		13,136,615,000		3,157,625,000		10,148,316,000		26,442,556,000

TOTAL NEW APPROPRIATIONS	₱	13,399,614,000	₱	4,658,641,000	₱	13,058,761,000	₱	31,117,016,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,739,764
Reclassification of Positions	110

Total Permanent Positions	9,739,874

Other Compensation Common to All
Personnel Economic Relief Allowance	773,808
Representation Allowance	29,976
Transportation Allowance	28,524
Clothing and Uniform Allowance	193,452
Honoraria	4,475
Mid-Year Bonus - Civilian	811,649
Year End Bonus	811,649
Cash Gift	161,210
Per Diems	756
Productivity Enhancement Incentive	161,210
Step Increment	24,352

Total Other Compensation Common to All	3,001,061

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	33,223
Laundry Allowance	18,831
Hazard Pay	87,197
Hazard Duty Pay	3,751
Longevity Pay	882
Lump-sum for Equivalent Record Form	1,559
Lump-sum far Master Teachers	1,700
Other Lump-sums	17,747
Other Personnel Benefits	348

Total Other Compensation for Specific Groups	165,238

732	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Benefits
PAG-IBIG Contributions	38,693
PhilHealth Contributions	126,090
Employees Compensation Insurance Premiums	39,693
Loyalty Award - Civilian	150

Total Other Benefits	203,626

Non-Permanent Positions	289,815

Total Personnel Services	13,399,614

Maintenance and Other Operating Expenses
Travelling Expenses	153,497
Training and Scholarship Expenses	333,304
Supplies and Materials Expenses	1,583,444
Utility Expenses	59,691
Communication Expenses	36,141
Awards/Rewards and Prizes	5,203
Survey, Research, Exploration and Development Expenses	4,327
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	12,395
Professional Services	205,852
General Services	65,516
Repairs and Maintenance	399,804
Financial Assistance/Subsidy	1,209,279
Taxes, Insurance Premiums and Other Fees	3,918
Labor and wages	5,293
Other Maintenance and Operating Expenses
Advertising Expenses	9,480
Printing and Publication Expenses	8,401
Representation Expenses	6,118
Transportation and Delivery Expenses	14,251
Rent/Lease Expenses	41,907
Membership Dues and Contributions to Organizations	353
Subscription Expenses	3,342
Donations	35,312
Other Maintenance and Operating Expenses	461,813

Total Maintenance and Other Operating Expenses	4,658,641

Total Current Operating Expenditures	18,058,255

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,103,816
Buildings and Other Structures	2,693,445
Machinery and Equipment Outlay	244,500
Furniture, Fixtures and Books Outlay	17,000

Total Capital Outlays	13,058,761

TOTAL NEW APPROPRIATIONS	31,117,016

APRIL 29, 2019	OFFICIAL GAZETTE	733
AUTONOMOUS REGION IN MUSLIM MINDANAO

GENERAL SUMMARY

AUTONOMOUS REGION IN MUSLIM MINDANAO

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. AUTONOMOUS REGIONAL GOVERNMENT IN MUSLIN MINDANAO	₱	13,399,614,000	₱	4,658,641,000	₱	13,058,761,000	₱	31,117,016,000

TOTAL NEW APPROPRIATIONS, AUTONOMOUS REGION IN MUSLIN MINDANAO	₱	13,399,614,000	₱	4,658,641,000	₱	13,058,761,000	₱	31,117,016,000

734	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL

For operations, as indicated hereunder	₱	3,755,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations	₱	3,370,000	₱	385,000		₱	3,755,000

LEDAC SECRETARIAT SUPPORT PROGRAM		3,370,000		385,000			3,755,000

TOTAL NEW APPROPRIATIONS	₱	3,370,000	₱	385,000		₱	3,755,000

Special Provision(s)

1. Reporting and Posting Requirements. The Legislative-Executive Development Advisory Council (LEDAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) LEDAC’s website.

The LEDAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced	₱	3,370,000	₱	385,000		₱	3,755,000

APRIL 29, 2019	OFFICIAL GAZETTE	735
JOINT LEGISLATIVE-EXECUTIVE COUNCILS

LEDAC SECRETARIAT SUPPORT PROGRAM		3,370,000		385,000		3,755,000

Provision of technical and secretariat support services to the Council and its sub-committee and technical working group		3,370,000		385,000		3,755,000

Sub-total, Operations		3,370,000		385,000		3,755,000

TOTAL NEW APPROPRIATIONS	₱	3,370,000	₱	385,000	₱	3,755,000

New Appropriations, by Object of Expenditures
(ln Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,351

Total Permanent Positions	2,351

Other Compensation Common to All
Personnel Economic Relief Allowance	72
Clothing and Uniform Allowance	18
Mid-Year Bonus	196
Year End Bonus	196
Cash Gift	15
Productivity Enhancement Incentive	15
Step Increment	6

Total Other Compensation Common to All	518

Other Benefits
PAG-IBIG Contributions	4
PhilHealth Contributions	20
Employees Compensation Insurance Premiums	4

Total Other Benefits	28

Non-Permanent Positions	473

Total Personnel Services	3,370

Maintenance and Other Operating Expenses
Travelling Expenses	55
Training and Scholarship Expenses	20
Supplies and Materials Expenses	111
Communication Expenses	24
Repairs and Maintenance	30

736	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Taxes, Insurance Premiums and Other Fees	15
Other Maintenance and Operating Expenses
Representation Expenses	130

Total Maintenance and Other Operating Expenses	385

Total Current Operating Expenditures	3,755

TOTAL NEW APPROPRIATIONS	3,755

APRIL 29, 2019	OFFICIAL GAZETTE	737
JOINT LEGISLATIVE-EXECUTIVE COUNCILS

GENERAL SUMMARY

JOINT LEGISLATIVE-EXECUTIVE COUNCILS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL	₱	3,370,000	₱	385,000		₱	3,755,000

TOTAL NEW APPROPRIATIONS, JOINT LEGISLATIVE-EXECUTIVE COUNCILS	₱	3,370,000	₱	385,000		₱	3,755,000

738	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

For general administration and support, support to operations, and operations, including the requirements of the Judicial Reform Program and locally-funded project(s), as indicated hereunder	₱	33,488,744,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	9,539,885,000	₱	1,980,242,000	₱	344,053,000	₱	11,864,180,000
Support to Operations		145,609,000		257,726,000		1,896,750,000		2,300,085,000
Operations		16,401,415,000		2,923,064,000				19,324,479,000

ADJUDICATION PROGRAM		16,401,415,000		2,923,064,000				19,324,479,000

TOTAL NEW APPROPRIATION	₱	26,086,909,000	₱	5,161,032,000	₱	2,240,803,000	₱	33,488,744,000

Special Provision(s)

1. Judiciary Development Fund. In addition to the amounts appropriated herein, all income derived from increase in the legal fees prescribed in the amendments to Rule 141 of the Rules of Court promulgated by the Supreme Court of the Philippines after July 18, 1984, constituted into the Judiciary Development Fund (JDF), shall be used to augment the allowances of the members and personnel of the Judiciary and finance the acquisition, maintenance and repair of office equipment and facilities in accordance with Sections 1 and 3 of P.O. No. 1949. At least eighty percent (80%) of said amount shall be used for the payment of cost of living allowances and not more than twenty percent (20%) for the purchase of office equipment and facilities of the courts.

The COA shall audit the receipts, revenues, uses, disbursements and expenditures of the JDF every quarter and submit the appropriate report in writing to the Chief Justice of the Supreme Court, the Presiding Justice of the Court of Appeals and all Executive Judges.

2. Special Allowance of Justices and Judges. Considering that the special allowance of Justices, Judges and all other positions in the Judiciary with equivalent rank of Justices of the Court of Appeals and Judges of the Regional Trial Court under R.A. No. 9227, have already been fully integrated into their salary increases as of June 1, 2012, the amount of Five Hundred Ninety Million One Hundred Thirty Seven Thousand Pesos (₱590,137,000) corresponding to the Special Allowance for the Judiciary component of their salaries shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987. Once deposited, the salary being received by the members of the Judiciary shall be sourced and funded from the General Fund.

3. Administration of Appropriations. The appropriations provided herein for the Supreme Court of the Philippines and the Lower Courts shall be administered by the Chief Justice of the Supreme Court, subject to the provisions of P.O. No. 985, as amended, E.O. No. 292 and other budgeting, accounting and auditing rules and regulations.

4. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chief Justice of the Supreme Court as Head of the Judiciary and as Chairperson of the Presidential Electoral Tribunal is hereby authorized to:

(a)	formulate and implement the organizational structure of the Judiciary and the Presidential Electoral Tribunal;

(b)

fix and determine the salaries, allowances and other benefits of personnel of the Judiciary and the Presidential Electoral Tribunal in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

APRIL 29, 2019	OFFICIAL GAZETTE	739
THE JUDICIARY

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the Judiciary and the Presidential Electoral Tribunal

5. Use of Savings. The Chief Justice of the Supreme Court is authorized to use savings to augment actual deficiencies in accordance with Section 25 (5), Article VI of the Constitution and the General Provisions of this Act.

6. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Judiciary’s appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

7. Maintenance and Other Operating Expenses of Lower Courts. The amount of Two Billion Five Hundred Sixty Mine Million Six Hundred Twenty Three Thousand Pesos (₱2,569,623,000) appropriated herein for the MODE of the lower courts shall be equitably allocated by the Supreme Court to all lower courts based on the standards prescribed for lower courts by the Supreme Court.

To facilitate the utilization of said MODE allocation and ensure that the requirements of lower courts are readily available and provided, the Procurement Service (PS), through its Regional Depots shall provide an easy access facility for lower courts to source all their MODE requirements from the PS.

The Court’s web administrator or his/her equivalent shall be responsible for ensuring that the utilization of funds allocated for each lower court is posted on the Supreme Court website.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019, Volume I-B, page 963, R.A. No. 11260)

8. Expenses for Official Travel. The Chief Justice of the Supreme Court may authorize the reimbursement of actual and reasonable expenses incurred during official travel in carrying out the supervisory functions of the Supreme Court over the lower courts, subject to the limits prescribed under E.O. No. 298, s. 2004 and duly supported by receipts pursuant to accounting and auditing rules and regulations.

9. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices and Judges shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

10. Public-Private Partnership (PPP) for Court Automation. The amount of One Hundred Forty Six Million Five Hundred Fourteen Thousand Pesos (₱146,514,000) appropriated for the Enterprise Information Systems Plan shall be used by the Supreme Court to comply with its obligations under any Public-Private Partnership project for court automation, which may be approved in accordance with R.A. No. 6957, as amended. Any balance of the amounts appropriated herein shall only be utilized for projects that support or relate to other projects under the Judiciary’s court automation project.

11. Reporting and Posting Requirements. The Supreme Court shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) Supreme Court’s website

The Supreme Court shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	478,461,000	₱	1,627,035,000	₱	344,053,000	₱	2,449,549,000
Administration of Personnel Benefits		8,718,381,000						8,718,381,000

740	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Supervision of Lower Courts		343,043,000		353,207,000				696,250,000

Sub Total, General Administration and Support	₱	9,539,885,000	₱	1,980,242,000	₱	344,053,000	₱	11,864,180,000

Support to Operations
Judicial Bar Council		37,679,000		28,161,000				65,840,000
Operations of Philippine Judicial Academy (PHILJA)		98,420,000		92,810,000				191,230,000
Operations of Mandatory Continuing Legal Education (MCLE)		9,510,000		6,755,000				16,265,000
Project(s)
Locally-Funded Project(s)				130,000,000		1,896,750,000		2,026,750,000

Subsidy to the Integrated Bar of the Philippines (IBP)				100,000,000				100,000,000
Enterprise Information Systems Plan (EISP)				30,000,000		116,514,000		146,514,000
Construction/Completion/and/or Repair/Rehabilitation of the Halls of Justice nationwide (JUSIP)						1,780,236,000		1,780,236,000

Sub-total, Support to Operations		145,609,000		257,726,000		1,896,750,000		2,300,085,000

Operations
Independent, Effective and Efficient Administration of Justice		16,401,415,000		2,923,064,000				19,324,479,000

ADJUDICATION PROGRAM		16,401,415,000		2,923,064,000				19,324,479,000

Adjudication of Regional Trial Court Cases		9,260,958,000		1,269,358,000				10,530,316,000
Adjudication of Metropolitan Court Cases		780,269,000		144,199,000				924,468,000
Adjudication of Municipal Trial Court Cases in Cities		1,692,862,000		298,382,000				1,991,244,000
Adjudication of Municipal Circuit Court Cases		2,069,597,000		424,236,000				2,493,833,000
Adjudication of Municipal Court Cases		1,682,666,000		325,546,000				2,008,212,000
Adjudication of Shari’a District Court Cases		24,481,000		10,976,000				35,457,000
Adjudication of Shari’a Circuit Court Cases		130,810,000		26,118,000				156,928,000
Adjudication of Child and Family Court Cases				70,808,000				70,808,000
Adjudication of Supreme Court Cases		759,772,000		353,441,000				1,113,213,000

Sub-total, Operations		16,401,415,000		2,923,064,000				19,324,479,000

TOTAL NEW APPROPRIATIONS	₱	26,086,909,000	₱	5,161,032,000	₱	2,240,803,000	₱	33,488,744,000

APRIL 29, 2019	OFFICIAL GAZETTE	741
THE JUDICIARY

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,916,491
Reclassification of Positions	100,000

Total Permanent Positions	10,016,491

Other Compensation Common to All
Personnel Economic Relief Allowance	599,340
Representation Allowance	276,486
Transportation Allowance	276,324
Clothing and Uniform Allowance	149,838
Mid-Year Bonus - Civilian	826,375
Year End Bonus	826,375
Cash Gift	124,865
Step Increment	24,789
Productivity Enhancement Incentive	124,865

Total Other Compensation Common to All	3,229,257

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,417
Magna Carta for Public Social Workers	4,025
Longevity Pay	183,782
Lump-sum for filling of Positions - Civilian	7,253,025

Total Other Compensation for Specific Groups	7,443,249

Other Benefits
PAG-IBIG Contributions	29,969
PhilHealth Contributions	92,981
Employees Compensation Insurance Premiums	29,968
Retirement Gratuity	724,851
Loyalty Award - Civilian	2,245
Terminal Leave	740,505

Total Other Benefits	1,620,519

Non-Permanent Positions	27,083

Other Personnel Benefits
Pension, Civilian Personnel	3,750,310

Total Other Personnel Benefits	3,750,310

Total Personnel Services	26,086,909

742	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses
Travelling Expenses	268,485
Training and Scholarship Expenses	209,270
Supplies and Materials Expenses	1,818,513
Utility Expenses	408,757
Communication Expenses	319,838
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and miscellaneous Expenses	309,550
Professional Services	269,415
Repairs and Maintenance	313,929
Financial Assistance/Subsidy	130,002
Taxes, Insurance Premiums and Other Fees	83,330
Other Maintenance and Operating Expenses
Advertising Expenses	12,069
Printing and Publication Expenses	1,160
Representation Expenses	51,872
Transportation and Delivery Expenses	95,437
Rent/Lease Expenses	235,352
Subscription Expenses	2,129
Other Maintenance and Operating Expenses	631,924

Total Maintenance and Other Operating Expenses	5,161,032

TOTAL CURRENT OPERATING EXPENDITURES	31,247,941

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	10,500
Land Improvements Outlay	1,030,236
Buildings and Other Structures	1,063,553
Machinery and Equipment Outlay	126,514
Furniture, Fixtures and Books Outlay	10,000

TOTAL CAPITAL OUTLAYS	2,240,803

TOTAL NEW APPROPRIATIONS	33,488,744

B. PRESIDENTIAL ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	129,993,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	82,169,000	₱	7,589,000		₱	89,758,000
Operations		35,159,000		5,076,000			40,235,000

APRIL 29, 2019	OFFICIAL GAZETTE	743
THE JUDICIARY

ADJUDICATION OF PRESIDENTIAL AND VICE-PRESIDENTIAL ELECTORAL PROTEST PROGRAM		35,159,000		5,076,000		40,235,000

TOTAL NEW APPROPRIATIONS	₱	117,328,000	₱	12,665,000	₱	129,993,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Electoral Tribunal (PET) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) PET’s website

The PET shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	6,343,000	₱	7,589,000		₱	13,932,000
Administration of Personnel Benefits		75,826,000					75,826,000

Sub-Total, General Administration and Support		82,169,000		7,589,000			89,758,000

Operations
Fair and speedy Resolution of Presidential and Vice Presidential electoral cases/contests achieved		35,159,000		5,076,000			40,235,000

ADJUDICATION OF PRESIDENTIAL AND VICE-PRESIDENTIAL ELECTORAL PROTEST PROGRAM		35,159,000		5,076,000			40,235,000

Adjudication of Electoral Cases/Contests involving the President and Vice President of the Republic		35,159,000		5,076,000			40,235,000

Sub-total, Operations		35,159,000		5,076,000			40,235,000

TOTAL NEW APPROPRIATIONS	₱	117,328,000	₱	12,665,000		₱	129,993,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

744	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,310

Total Permanent Positions	32,310

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	540
Transportation Allowance	540
Clothing and Uniform Allowance	336
Mid-Year Bonus - Civilian	2,692
Year End Bonus	2,692
Cash Gift	280
Step Increment	81
Productivity Enhancement Incentive	280

Total Other Compensation Common to All	8,785

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	75,826

Total Other Compensation for Specific Groups	75,826

Other Benefits
PAG-IBIG Contributions	67
PhilHealth Contributions	273
Employees Compensation Insurance Premiums	67

Total Other Benefits	407

Total Personnel Services	117,328

Maintenance and Other Operating Expenses
Supplies and Materials Expenses	209
Utility Expenses	294
Communication Expenses	651
Repairs and Maintenance	77
Taxes, Insurance Premiums and Other Fees	36
Other Maintenance and Operating Expenses
Transportation and Delivery Expenses	35
Rent/Lease Expenses	655
Other Maintenance and Operating Expenses	10,708

Total Maintenance and Other Operating Expenses	12,665

Total Current Operating Expenditures	129,993

TOTAL NEW APPROPRIATIONS	129,993

APRIL 29, 2019	OFFICIAL GAZETTE	745
THE JUDICIARY

C. SANDIGANBAYAN

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,495,723,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	439,256,000	₱	98,728,000	₱	4,246,000	₱	542,230,000
Support to Operations		16,733,000		8,835,000		45,281,000		70,849,000
Operations		229,125,000		135,006,000		518,513,000		882,644,000

SANDIGANBAYAN ADJUDICATION PROGRAM		229,125,000		135,006,000		518,513,000		882,644,000

TOTAL NEW APPROPRIATIONS	₱	685,114,000	₱	242,569,000	₱	568,040,000	₱	1,495,723,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Sandiganbayan shall be administered by the Presiding Justice of Sandiganbayan, subject to the provisions of P.O. No. 985, as amended, E.O. No. 292, s. 1987, and other budgeting, accounting and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Sandiganbayan’s appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The Sandiganbayan shall submit quarterly reports on its Financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) Sandiganbayan’s website

The Sandiganbayan shall send written notice then said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the fallowing activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

746	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support
General Management and Supervision	₱	367,728,000	₱	98,728,000	₱	4,246,000	₱	470,702,000
Administration of Personnel Benefits		71,528,000						71,528,000

Sub Total, General Administration and Support		439,256,000		98,728,000		4,246,000		542,230,000

Support to Operations
Legal and Compliance Services		16,733,000		8,835,000		45,281,000		70,849,000

Sub-Total, Support to Operations		16,733,000		8,835,000		45,281,000		70,849,000

Operations
Judgment of Graft and Corrupt Practices Committed by Public Officials and Employees Independently, Effectively and Efficiently Rendered		229,125,000		135,006,000		518,513,000		882,644,000

SANDIGANBAYAN ADJUDICATION PROGRAM		229,125,000		135,006,000		500,000		364,631,000

CASE MANAGEMENT SUB-PROGRAM		44,796,000		29,204,000				74,000,000

Docketing, Processing, Reporting and Calendaring of Cases for Hearing and Conduct of Proceedings		44,796,000		29,204,000		500,000		74,500,000
TRIAL MANAGEMENT SUB-PROGRAM		27,335,000		44,340,000				71,675,000

Trial of Cases, Preparation and Promulgation of Decisions and Issuance Processes		27,335,000		44,340,000				71,675,000
CASE DISPOSITION MANAGEMENT SUB-PROGRAM		156,994,000		61,462,000				218,456,000

Review of Case Records, Drafting and Promulgation of Decisions or Resolutions Disposing Cases		156,994,000		61,462,000				218,456,000
Project(s)
Locally-Funded Project(s)
Construction of Sandiganbayan Building II						518,013,000		518,013,000

Sub-Total, Operations		229,125,000		135,006,000		518,513,000		882,644,000

TOTAL NEW APPROPRIATIONS	₱	685,114,000	₱	242,569,000	₱	568,040,000	₱	1,495,723,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

APRIL 29, 2019	OFFICIAL GAZETTE	747
THE JUDICIARY

Civilian Personnel
Permanent Positions
Basic Salary	206,299
Creation of New Positions	25,168
Reclassification of Positions	82,798

Total Permanent Positions	314,265

Other Compensation Common to All
Personnel Economic Relief Allowance	9,288
Representation Allowance	6,834
Transportation Allowance	6,834
Clothing and Uniform Allowance	2,322
Honoraria	483
Overtime Pay	3,360
Mid-Year Bonus - Civilian	17,192
Year End Bonus	17,192
Cash Gift	1,935
Step Increment	1,321
Productivity Enhancement Incentive	1,935

Total Other Compensation Common to All	68,696

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	277
Longevity Pay	7,492
Lump-sum for filling of Positions - Civilian	68,759
Other Personnel Benefits	124,209

Total Other Compensation for Specific Groups	200,737

Other Benefits
PAG-IBIG Contributions	465
PhilHealth Contributions	1,691
Employees Compensation Insurance Premiums	465
Loyalty Award - Civilian	710
Terminal Leave	2,769

Total Other Benefits	6,100

Non-Permanent Positions	26,995

Other Personnel Benefits
Pension, Civilian Personnel	68,321

Total other Personnel Benefits	68,321

Total Personnel Services	685,114

Maintenance and Other Operating Expenses
Travelling Expenses	14,131
Training and Scholarship Expenses	16,742

748	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Supplies and Materials Expenses	53,878
Utility Expenses	25,017
Communication Expenses	8,202
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,891
Professional Services	2,821
General Services	14,093
Repairs and Maintenance	42,439
Taxes, Insurance Premiums and Other Fees	5,747
Other Maintenance and Operating Expenses
Advertising Expenses	244
Printing and Publication Expenses	159
Representation Expenses	2,889
Transportation and Delivery Expenses	131
Rent/Lease Expenses	5,669
Subscription Expenses	448
Donations	5
Other Maintenance and Operating Expenses	45,063

Total Maintenance and Other Operating Expenses	242,569

Total Current Operating Expenditures	927,683

Capital Outlays
Property, Plant and Equipment Outlay
Land improvements Outlay	1,500
Buildings and Other Structures	520,759
Machinery and Equipment Outlay	36,704
Furniture, Fixtures and Book Outlay	2,677
Transportation Equipment Outlay	6,400

TOTAL CAPITAL OUTLAYS	568,040

TOTAL NEW APPROPRIATIONS	1,495,723

D. COURT OF APPEALS

For general administration and support, and operations, as indicated hereunder	₱	2,938,809,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,144,735,000	₱	298,173,000	₱	79,000,000	₱	1,521,908,000
Operations		719,115,000		251,896,000		445,890,000		1,416,901,000

APRIL 29, 2019	OFFICIAL GAZETTE	749
THE JUDICIARY

APPELLATE ADJUDICATION PROGRAM		719,115,000		251,896,000		445,890,000		1,416,901,000

TOTAL NEW APPROPRIATIONS	₱	1,863,050,000	₱	550,069,000	₱	524,890,000	₱	2,938,809,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Court of Appeals shall be administered by the Presiding Justice of the Court of Appeals, subject to the provisions of P.O. No. 985, as amended, E.O. No. 292, s. 1987, and other budgeting, accounting and auditing rules and regulations.

2. Non-Recurring Expenses, All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Court of Appeals’ appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution, The Supreme Court en banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The Court of Appeals shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) Court of Appeals’ website

The Court of Appeals shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	848,884,000	₱	298,173,000	₱	79,000,000	₱	1,226,057,000
Administration of Personnel Benefits		295,851,000						295,851,000

Sub-Total, General Administration and Support		1,144,735,000		298,173,000		79,000,000		1,521,908,000

Operations
Judgment of Cases Independently, Effectively and Efficiently Rendered		719,115,000		251,896,000		445,890,000		1,416,901,000

APPELLATE ADJUDICATION PROGRAM		719,115,000		251,896,000		445,890,000		1,416,901,000
Adjudication of Appealed and Other Court Cases		719,115,000		251,896,000		445,890,000		1,416,901,000

Sub-total, Operations		719,115,000		251,896,000		445,890,000		1,416,901,000

TOTAL NEW APPROPRIATION	₱	1,863,850,000	₱	550,069,000	₱	524,890,000	₱	2,938,809,000

750	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	933,568

Total Permanent Positions	933,568

Other Compensation Common to All
Personnel Economic Relief Allowance	36,720
Representation Allowance	26,952
Transportation Allowance	26,952
Clothing and Uniform Allowance	9,180
Mid-Year Bonus - Civilian	77,798
Year End Bonus	77,798
Cash Gift	7,650
Step Increment	2,334
Productivity Enhancement Incentive	7,650

Total Other Compensation Common to All	273,034

Other Compensation for Specific Groups
Manga Carta for Public Health Workers	844
Longevity Pay	30,735
Allowance of Attorney’s de Officio	13
Lump-sum for filling of Positions - Civilian	137,211

Total Other Compensation for Specific Groups	168,803

Other Benefits
PAG-IBIG Contributions	1,836
PhilHealth Contributions	6,855
Employees Compensation Insurance Premiums	1,836
Retirement Gratuity	95,562
Loyalty Award - Civilian	1,490
Terminal Leave	63,078

Total Other Benefits	170,657

Non-Permanent Positions	4,851

Other Personnel Benefits
Pension, Civilian Personnel	312,937

APRIL 29, 2019	OFFICIAL GAZETTE	751
THE JUDICIARY

Total Other Personnel Benefits	312,937

Total Personnel Services	1,863,850

Maintenance and Other Operating Expenses
Travelling Expenses	25,139
Training and Scholarship Expenses	16,216
Supplies and Materials Expenses	125,484
Utility Expenses	95,977
Communication Expenses	24,336
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	14,400
Professional Services	59,476
General Services	34,926
Repairs and Maintenance	44,156
Taxes, Insurance Premiums and Other Fees	5,284
Other Maintenance and Operating Expenses
Advertising Expenses	1,815
Printing and Publication Expenses	840
Transportation and Delivery Expenses	801
Rent/Lease Expenses	17,050
Membership Dues and Contributions to Organizations	58
Subscription Expenses	19,221
Other Maintenance and Operating Expenses	64,890

Total Maintenance and Other Operating Expenses	550,069

Total Current Operating Expenses	2,413,919

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	214,290
Buildings and Other Structures	210,000
Machinery and Equipment Outlay	67,330
Furniture, Fixtures and Book Outlay	21,600
Transportation Equipment Outlay	11,670

Total Capital Outlays	524,890

TOTAL NEW APPROPRIATIONS	2,938,809

E. COURT OF TAX APPEALS

For general administration and support, and operations, as indicated hereunder	₱	405,876,000

New Appropriations, by Program/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlaws	Total

752	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
General Administration and Support	₱	194,348,000	₱	31,684,000	₱	226,032,000
Operations		131,693,000		48,151,000		179,844,000

TAX APPELLATE ADJUDICATION PROGRAM		131,693,000		48,151,000		179,844,000

TOTAL NEW APPROPRIATIONS	₱	326,041,000	₱	79,835,000	₱	405,376,000

Special Provision(s)

1. Administration of Appropriations. The appropriations provided herein for the Court of Tax Appeals shall be administered by the Presiding Justice of the Court of Tax Appeals, subject to the provisions of P.O, No. 985, as amended, E.O. No. 292, s. 1987, and other budgeting, accounting and auditing rules and regulations.

2. Non-Recurring Expenses. All non-recurring items of appropriations authorized herein such as, but not limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Court of Tax Appeal’s appropriations that may not be reduced by Congress under Section 3, Article VIII of the Constitution. The Supreme Court an banc, through a resolution, shall affirm the items of appropriation in the Judiciary’s budget that are non-recurring, as defined above, and which shall not be considered in the total appropriations that may not be reduced.

3. Payment of Adjusted Pension. The amounts appropriated herein for payment of pensions to retired Justices shall be adjusted at the rates authorized under Section 3-A of R.A. No. 910, as amended, and implemented by SC A.M. No. 91-8-225-C.A.

4. Reporting and Posting Requirements. The Court of Tax Appeals (CTA) shall submit quarterly reports on its financial and physical accomplishments, Within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic Means for reports not covered by the URS; and

(b) CTA’s website

The CTA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlaws	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	154,602,000	₱	31,684,000	₱	₱	186,286,000
Administration of Personnel Benefits		39,746,000					39,746,000

Sub-Total, General Administration and Support		194,348,000		31,684,000			226,032,000

Operations
Judgment of Tax Cases Independently, Effectively and Efficiently Administered		131,693,000		48,151,000			179,844,000

TAX APPELLATE ADJUDICATION PROGRAM		131,693,000		48,151,000			179,844,000

APRIL 29, 2019	OFFICIAL GAZETTE	753
THE JUDICIARY

Adjudication of Tax, Customs and Assessment Cases		131,693,000		48,151,000		179,844,000

Sub-total, Operations		131,693,000		48,151,000		179,844,000

TOTAL NEW APPROPRIATIONS	₱	326,041,000	₱	79,835,000	₱	405,876,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	180,056

Total Permanent Positions	180,056

Other Compensation Common to All
Personnel Economic Relief Allowance	6,564
Representation Allowance	5,790
Transportation Allowance	5,790
Clothing and Uniform Allowance	1,644
Mid-Year Bonus - Civilian	15,005
Year End Bonus	15,005
Cash Gift	1,370
Step Increment	451
Productivity Enhancement Incentive	1,370

Total Other Compensation Common to All	52,989

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	395
Longevity Pay	3,675
Lump-sum for filling of Positions - Civilian	39,746
Anniversary Bonus - Civilian	1,023

Total Other Compensation for Specific Groups	44,839

Other Benefits
PAG-IBIG Contributions	329
PhilHealth Contributions	1,357
Employees Compensation Insurance Premiums	329
Loyalty Award - Civilian	205

Total Other Benefits	2,220

Other Personnel Benefits
Pension, Civilian Personnel	45,937

Total Other Personnel Benefits	45,937

754	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Personnel Services	326,041

Maintenance and Other Operating Expenses
Travelling Expenses	3,185
Training and Scholarship Expenses	4,644
Supplies and Materials Expenses	11,575
Utility Expenses	15,849
Communication Expenses	5,232
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,114
Professional Services	2,568
General Services	10,620
Repairs and Maintenance	3,580
Taxes, Insurance Premiums and Other Fees	3,885
Other Maintenance and Operating Expenses
Advertising Expenses	1,223
Printing and Publication Expenses	175
Representation Expenses	8,647
Transportation and Delivery Expenses	1,761
Rent/Lease Expenses	3,066
Membership Dues and Contributions to Organizations	277
Subscription Expanses	384

Total Maintenance and Other Operating Expenses	79,835

Total Current Operating Expenditures	405,876

TOTAL NEW APPROPRIATIONS	405,876

APRIL 29, 2019	OFFICIAL GAZETTE	755
THE JUDICIARY

GENERAL SUMMARY

THE JUDICIARY

		Current Operating Expenditures
		Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A.	SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS	₱	26,086,909,000	₱	5,161,032,000	₱	2,240,803,000	₱	33,488,744,000
B.	PRESIDENTIAL ELECTORAL TRIBUNAL		117,328,000		12,665,000				129,993,000
C.	SANDIGANBAYAN		685,114,000		242,569,000		568,040,000		1,495,723,000
D.	COURT OF APPEALS		1,863,850,000		550,069,000		524,890,000		2,938,809,000
E.	COURT OF TAX APPEALS		326,041,000		79,835,000				405,876,000

TOTAL NEW APPROPRIATIONS, THE JUDICIARY		₱	29,079,242,000	₱	6,046,170,000	₱	3,333,733,000	₱	38,459,145,000

756	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

For general administration and support, support to operations, and operations, including locally funded project, as indicated hereunder	₱1,709,703,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	431,812,000	₱	211,666,000	₱	9,000	₱	223,917,000	₱	867,404,000
Support to Operations		36,404,000		6,133,000						42,537,000
Operations		700,282,000		99,480,000						799,762,000

CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM		32,359,000		53,131,000						85,490,000
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM		535,632,000		39,250,000						574,882,000
ADMINISTRATIVE JUSTICE PROGRAM		132,291,000		7,099,000						139,390,000

TOTAL NEW APPROPRIATIONS	₱	1,168,498,000	₱	317,279,000	₱	9,000	₱	223,917,000	₱	1,709,703,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of CSC is hereby authorized to:

(a)	formulate and implement the CSC’s organizational structure;

(b)	fix and determine the salaries, allowances and other benefits of CSC personnel in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the CSC.

2. Use of Savings. The Chairperson of CSC is hereby authorized to use savings to augment actual deficiencies in its appropriations in accordance with Section 25 (5), Article VI of the Constitution and the General Provisions of this Act.

3. Reporting and Posting Requirements. The CSC shall submit quarterly reports on its financial and physical accomplishments within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	CSC’s website

APRIL 29, 2019	OFFICIAL GAZETTE	757
CIVIL SERVICE COMMISSION

The CSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
			Maintenance and Other Operating Expenses

	Personnel Services				Financial Expenses		Capital Outlays
									Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	296,932,000	₱	211,666,000	₱	9,000	₱	223,917,000	₱	732,524,000

National Capital Region (NCR)		174,174,000		189,119,000		9,000		48,701,000		412,003,000

Central Office		161,699,000		185,497,000		9,000		32,571,000		379,776,000
Regional Office - NCR		12,475,000		3,622,000				16,130,000		32,227,000
Region I - Ilocos		7,089,000		1,890,000				41,156,000		50,135,000

Regional Office - I		7,089,000		1,890,000				41,156,000		50,135,000
Cordillera Administrative Region (CAR)		8,645,000		1,358,000						10,003,000

Regional Office - CAR		8,645,000		1,358,000						10,003,000
Region II - Cagayan Valley		4,086,000		1,334,000				6,840,000		12,260,000

Regional Office - II		4,086,000		1,334,000				6,840,000		12,260,000
Region III - Central Luzon		9,346,000		1,685,000				14,000,000		25,031,000

Regional Office - III		9,346,000		1,685,000				l4,000,000		25,031,000
Region IVA - CALABARZON		12,912,000		1,939,000				29,360,000		44,211,000

Regional Office - IVA		12,912,000		1,939,000				29,360,000		44,211,000
Region V - Bicol		9,226,000		1,531,000						10,757,000

Regional Office - V		9,226,000		1,531,000						10,757,000
Region VI - Western Visayas		8,833,000		1,588,000				14,000,000		24,421,000

Regional Office - VI		8,833,000		1,588,000				14,000,000		24,421,000

758	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VII - Central Visayas	5,646,000	1,876,000	12,940,000	20,462,000

Regional Office - VII	5,646,000	1,876,000	12,940,000	20,462,000
Region VIII - Eastern Visayas	8,259,000	1,606,000		9,865,000

Regional Office - VIII	8,259,000	1,606,000		9,865,000
Region IX - Zamboanga Peninsula	6,628,000	1,159,000	9,640,000	17,427,000

Regional Office - IX	6,628,000	1,159,000	9,640,000	17,427,000
Region X - Northern Mindanao	9,302,000	1,791,000	21,000,000	32,093,000

Regional Office - X	9,302,000	1,791,000	21,000,000	32,093,000
Region XI - Davao	9,355,000	1,448,000	9,640,000	20,443,000

Regional Office - XI	9,355,000	1,448,000	9,640,000	20,443,000
Region XII - SOCCSKSARGEM	7,312,000	896,000	9,640,000	17,848,000

Regional Office - XII	7,312,000	896,000	9,640,000	17,848,000
Region XIII - CARAGA	9,594,000	1,47l,000		11,065,000

Regional Office - XIII	9,594,000	1,471,000		11,065,000
Autonomous Region in Muslim Mindanao (ARMM)	6,525,000	975,000	7,000,000	14,500,000

Regional Office - ARMM	6,525,000	975,000	7,000,000	14,500,000
Administration of Personnel Benefits	134,880,000			134,880,000

National Capital Region (NCR)	123,172,000			123,172,000

Central Office	121,360,000			121,360,000
Regional Office - NCR	1,812,000			1,812,000
Region I - Ilocos	4,329,000			4,329,000

Regional Office - I	4,329,000			4,329,000
Region II - Cagayan Valley	819,000			819,000

Regional Office - II	819,000			819,000
Region VI - Western Visayas	3,806,000			3,806,000

Regional Office - VI	3,806,000			3,806,000
Region X - Northern Mindanao	954,000			954,000

Regional Office - X	954,000			954,000

APRIL 29, 2019	OFFICIAL GAZETTE	759
CIVIL SERVICE COMMISSION

Region XI - Davao	685,000				685,000

Regional Office - XI	685,000				685,000
Region XII - SOCCSKSARGEM	1,115,000				1,115,000

Regional Office - XII	1,115,000				1,115,000

Sub-total, General Administration and Support	431,812,000	211,666,000	9,000	223,917,000	867,404,000

Support to Operations
Corporate Communication, Internal Planning, Internal Audit, ICT Management, and Commission Secretariat and Legislative/External Relations Activities	36,404,000	6,133,000			42,537,000

National Capital Region (NCR)	36,404,000	6,133,000			42,537,000

Central Office	36,404,000	6,133,000			42,537,000

Sub-total, Support to Operations	36,404,000	6,133,000			42,537,000

Operations
Improved Quality of Civil Servants	700,282,000	99,480,000			799,762,000

CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM	32,359,000	53,131,000			85,490,000

CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM	18,718,000	16,582,000			35,300,000

HR Accreditation and HR Policy Research Development, Implementation, and Monitoring and Evaluation	17,738,000	15,730,000			33,468,000

National Capital Region (NCR)	17,738,000	5,216,000			22,954,000

Central Office	17,738,000	3,973,000			21,711,000
Regional Office - NCR		1,243,000			1,243,000
Region I - Ilocos		613,000			613,000

Regional Office - I		613,000			613,000
Cordillera Administrative Region (CAR)		684,000			684,000

Regional Office - CAR		684,000			684,000
Region II - Cagayan Valley		628,000			628,000

Regional Office - II		628,000			628,000

760	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region III - Central Luzon		949,000	949,000

Regional Office - III		949,000	949,000
Region IVA - CALABARZON		1,336,000	1,336,000

Regional Office - IVA		1,336,000	1,336,000
Region V - Bicol		711,000	711,000

Regional Office - V		711,000	711,000
Region VI - Western Visayas		927,000	927,000

Regional Office - VI		927,000	927,000
Region VII - Central Visayas		626,000	626,000

Regional Office - VII		626,000	626,000
Region VIII - Eastern Visayas		755,000	755,000

Regional Office - VIII		755,000	755,000
Region IX - Zamboanga Peninsula		449,000	449,000

Regional Office - IX		449,000	449,000
Region X - Northern Mindanao		590,000	590,000

Regional Office - X		590,000	590,000
Region XI - Davao		722,000	722,000

Regional Office - XI		722,000	722,000
Region XII - SOCCSKSARGEN		664,000	664,000

Regional Office - XII		664,000	664,000
Region XIII - CARAGA		472 ,000	472,000

Regional Office - XIII		472,000	472,000
Autonomous Region in Muslim Mindanao (ARMM)		388,000	388,000

Regional Office - ARMM		388,000	388,000
Government HR Records Management and Government HR Inventory	980,000	852,000	1,832,000

National Capital Region (NCR)	980,000	852,000	1,832,000

Central Office	980,000	852,000	1,832,000
PUBLIC ASSISTANCE SUB-PROGRAM	13,641,000	36,549,000	50,190,000

Public Assistance and Contact Center ng Bayan Operations/Services	13,641,000	3,545,000	17,186,000

APRIL 29, 2019	OFFICIAL GAZETTE	761
CIVIL SERVICE COMMISSION

National Capital Region (NCR)	13,641,000	3,545,000	17,186,000

Central Office	13,641,000	3,545,000	17,186,000
Project(s)
Locally-Funded Project(s)		33,004,000	33,004,000

Implementation of R.A. No. 9485 Otherwise Known as the “Anti-Red Tape Act of 2007”		33,004,000	33,004,000

National Capital Region (NCR)		33,004,000	33,004,000

Central Office		33,004,000	33,004,000
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM	535,632,000	39,250,000	574,882,000

CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM	400,077,000	22,187,000	422,264,000

Grant of Eligibility (Via Eligibility Examinations and Special laws), Appointments Validation/ Attestation and Rewards and Recognition/Honor Awards	400,077,000	22,187,000	422,264,000

National Capital Region (NCR)	82,170,000	19,208,000	101,378,000

Central Office	26,821,000	18,778,000	45,599,000
Regional Office - NCR	55,349,000	430,000	55,779,000
Region I - Ilocos	20,973,000	330,000	21,303,000

Regional Office - I	20,973 ,000	330,000	21,303,000
Cordillera Administrative Region (CAR)	20,669,000	190,000	20,859,000

Regional Office - CAR	20,669,000	190,000	20,859,000
Region II - Cagayan Valley	16,758,000	181,000	16,939,000

Regional Office - II	16,758,000	181,000	16,939,000
Region III - Central Luzon	25,838,000	250,000	26,088,000

Regional office - III	25,838,000	250,000	26,088,000
Region IVA - CALABARZON	34,393,000	290,000	34,683,000

Regional Office - IVA	34,393,000	290,000	34,683,000
Region V - Bicol	22,145,000	200,000	22,345,000

Regional Office - V	22,145,000	200,000	22,345,000

762	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region VI - Western Visayas	22,189,000	186,000	22,375,000

Regional Office - VI	22,189,000	186,000	22,375,000
Region VII - Central Visayas	22,962,000	190,000	23,152,000

Regional Office - VII	22,962,000	190,000	23,152,000
Region VIII - Eastern Visayas	22,233,000	197,000	22,430,000

Regional Office - VIII	22,233,000	197,000	22,430,000
Region IX - Zamboanga Peninsula	15,363,000	193,000	15,556,000

Regional Office - IX	15,363,000	193,000	15,556,000
Region X - Northern Mindanao	20,878,000	137,000	21,015,000

Regional Office - X	20,878,000	137,000	21,015,000
Region XI - Davao	20,643,000	143,000	20,786,000

Regional Office - XI	20,643,000	143,000	20,786,000
Region XII - SOCCSKSARGEN	19,209,000	150,000	19,359,000

Regional Office - XII	19,209,000	150,000	19,359,000
Region XIII - CARAGA	17,270,000	112,000	17,382,000

Regional Office - XIII	17,270,000	112,000	17,382,000
Autonomous Region in Muslim Mindanao (ARMM)	16,384,000	230,000	16,614,000

Regional Office - ARMM	16,384,000	230,000	16,614,000
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM	122,256,000	15,382,000	137,638,000

Competency-Based Learning and Development Including GAD Mainstreaming	122,256,000	15,382,000	137,638,000

National Capital Region (NCR)	25,434,000	9,081,000	34,515,000

Central office	16,886,000	8,448,000	25,334,000
Regional Office - NCR	8,548,000	633,000	9,181,000
Region I - Ilocos	7,171,000	399,000	7,570,000

Regional Office - I	7,171,000	399,000	7,570,000
Cordillera Administrative Region (CAR)	5,237,000	336,000	5,573,000

Regional Office - CAR	5,237,000	336,000	5,573,000

APRIL 29, 2019	OFFICIAL GAZETTE	763
CIVIL SERVICE COMMISSION

Region II - Cagayan Valley	5,863,000	301,000	6,164,000

Regional Office - II	5,863,000	301,000	6,164,000
Region III - Central Luzon	7,194,000	618,000	7,812,000

Regional Office - III	7,194,000	618,000	7,812,000
Region IVA - CALABARZON	4,576,000	736,000	5,312,000

Regional Office - IVA	4,576,000	736,000	5,312,000
Region V - Bicol	7,499,000	400,000	7,899,000

Regional Office - V	7,499,000	400,000	7,899,000
Region VI - Western Visayas	6,623,000	474,000	7,097,000

Regional Office - VI	6,623,000	474,000	7,097,000
Region VII - Central Visayas	6,770,000	473,000	7,243,000

Regional Office - VII	6,770,000	473,000	7,243,000
Region VIII - Eastern Visayas	7,278,000	402,000	7,680,000

Regional Office - VIII	7,278,000	402,000	7,680,000
Region IX - Zamboanga Peninsula	6,066,000	339,000	6,405,000

Regional Office - IX	6,066,000	339,000	6,405,000
Region X - Northern Mindanao	5,374,000	406,000	5,780,000

Regional Office - X	5,374,000	406,000	5,780,000
Region XI - Davao	9,100,000	369,000	9,469,000

Regional Office - XI	9,100,000	369,000	9,469,000
Region XII - SOCCSKSARGEN	6,782,000	337,000	7,119,000

Regional Office - XII	6,782,000	337,000	7,119,000
Region XIII - CARAGA	6,662,000	354,000	7,016,000

Regional Office - XIII	6,662,000	354,000	7,016,000
Autonomous Region in Muslim Mindanao (ARMM)	4,627,000	357,000	4,984,000

Regional Office - ARMM	4,627,000	357,000	4,984,000
PUBLIC SECTOR UNIONISM SUB-PROGRAM	13,299,000	1,681,000	14,900,000

Promoting and Harnessing Public Sector Unionism	13,299,000	1,681,000	14,900,000

764	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

National Capital Region (NCR)	13,299,000	1,036,000	14,335,000

Central Office	13,299,000	948,000	14,247,000
Regional Office - NCR		88,000	88,000
Region I - 1locos		40,000	40 ,000

Regional Office - I		40,000	40,000
Cordillera Administrative Region (CAR)		30,000	30,000

Regional Office - CAR		30,000	30,000
Region II - Cagayan Valley		30,000	30,000

Regional Office - II		30,000	30,000
Region III - Central Luzon		50,000	50,000

Regional Office - III		50,000	50,000
Region IVA - CALABARZON		65,000	65,000

Regional Office - IVA		65,000	65,000
Region V- Bicol		40,000	40,000

Regional Office - V		40,000	40,000
Region VI - Western Visayas		50,000	50,000

Regional Office - VI		50,000	50,000
Region VII - Central Visayas		40,000	40,000

Regional Office - VII		40,000	40,000
Region VIII - Eastern Visayas		40,000	40,000

Regional Office - VIII		40,000	40,000
Region IX - Zamboanga Peninsula		40,000	40,000

Regional Office - IX		40,000	40,000
Region X- Northern Mindanao		50 ,000	50,000

Regional Office - X		50,000	50,000
Region XI - Davao		50,000	50,000

Regional Office - XI		50,000	50,000
Region XII - SOCCSKSARGEM		40,000	40,000

Regional Office - XII		40,000	40,000

APRIL 29, 2019	OFFICIAL GAZETTE	765
CIVIL SERVICE COMMISSION

Region XIII - CARAGA		40,000	40,000

Regional Office - XIII		40,000	40,000
Autonomous Region in Muslim Mindanao (ARMM)		40,000	40,000

Regional Office - ARMM		40,000	40,000
ADMINISTRATIVE JUSTICE PROGRAM	132,291,000	7,099,000	139,390,000

Efficient and Effective Administrative Justice	132,291,000	7,099,000	139,390,000

National Capital Region (NCR)	58,997,000	3,367,000	62,364,000

Central Office	50,568,000	2,917,000	53,485,000
Regional Office - NCR	8,429,000	450,000	8,879,000
Region I - Ilocos	5,943,000	149,000	6,092,000

Regional Office - I	5,943,000	149,000	6,092,000
Cordillera Administrative Region (CAR)	4,654,000	148,000	4,802,000

Regional Office - CAR	4,654,000	148,000	4,802,000
Region II - Cagayan Valley	4,433,000	141,000	4,574,000

Regional Office - II	4,433,000	141,000	4,574,000
Region III - Central Luzon	5,050,000	261,000	5,311,000

Regional Office - III	5,050,000	261,000	5,311,000
Region IVA - CALABARZON	8,522,000	497,000	9,019,000

Regional Office - IVA	8,522,000	497,000	9,019,000
Region V- Bicol	5,105,000	240,000	5,345,000

Regional Office - V	5,105,000	240,000	5,345,000
Region VI - Western Visayas	6,164,000	244,000	6,408,000

Regional Office - VI	6,164,000	244,000	6,408,000
Region VII - Central Visayas	5,734,000	240,000	5,974,000

Regional Office - VII	5,734,000	240,000	5,974,000
Region VIII - Eastern Visayas	4,964,000	240,000	5,204,000

Regional Office - VIII	4,964,000	240,000	5,204,000
Region IX - Zamboanga Peninsula	4,792,000	240,000	5,032,000

Regional Office - IX	4,792,000	240,000	5,032,000

766	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region X - Northern Mindanao		4,736,000		240,000						4,976,000

Regional Office - X		4,736,000		240,000						4,976,000
Region XI - Davao		4,348,000		250,000						4,598,000

Regional Office - XI		4,348,000		250,000						4,598,000
Region XII - SOCCSKSARGEN		2,776,000		240,000						3,016,000

Regional Office - XII		2,776,000		240,000						3,016,000
Region XIII - CARAGA		3,373,000		402,000						3,775,000

Regional Office - XIII		3,373,000		402,000						3,775,000
Autonomous Region in Muslim Mindanao (ARMM)		2,700,000		200,000						2,900,000

Regional Office - ARMM		2,700,000		200,000						2,900,000

Sub-total, Operations		700,282,000		99,480,000						799,762,000

TOTAL NEW APPROPRIATIONS	₱	1,168,498,000	₱	317,279,000	₱	9,000	₱	223,917,000	₱	1,709,703,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	770,308

Total Permanent Positions	770,308

Other Compensation Common to All
Personnel Economic Relief Allowance	28,176
Representation Allowance	21,510
Transportation Allowance	20,340
Clothing and Uniform Allowance	7,044
Honoraria	625
Mid-Year Bonus - Civilian	64,193
Year End Bonus	64,193
Cash Gift	5,870
Per Diems	85
Step Increment	1,928
Productivity Enhancement Incentive	5,870

Total Other Compensation Common to All	219,834

APRIL 29, 2019	OFFICIAL GAZETTE	767
CIVIL SERVICE COMMISSION

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	37
Lump-sum for filling of Positions - Civilian	116,689

Total Other Compensation for Specific Groups	116,726

Other Benefits
PAG-IBIG Contributions	1,410
PhilHealth Contributions	6,457
Employees Compensation Insurance Premiums	1,410
Terminal Leave	18,191

Total Other Benefits	27,468

Non-Permanent Positions	3,958

Other Personnel Benefits
Pension, Civilian Personnel	30,204

Total Other Personnel Benefits	30,204

Total Personnel Services	1,168,498

Maintenance and Other Operating Expenses
Travelling Expenses	31,298
Training and Scholarship Expenses	16,650
Supplies and Materials Expenses	42,217
Utility Expenses	29,000
Communication Expenses	51,198
Awards/Rewards and Prizes	24,165
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,601
Professional Services	20,155
General Services	13,285
Repairs and Maintenance	14,186
Financial Assistance/Subsidy	10,000
Taxes, Insurance Premiums and Other Fees	2,151
Labor and Mages	10,972
Other Maintenance and Operating Expenses
Advertising Expenses	6,358
Printing and Publication Expenses	2,798
Representation Expenses	14,820
Transportation and Delivery Expenses	8,143
Rent/Lease Expenses	4,121
Membership Dues and Contributions to Organizations	109
Subscription Expenses	6,833
Other Maintenance and Operating Expenses	2,219

TOTAL MAINTENANCE AND OTHER OPERATING EXPENSES	317,279

768	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Financial Expenses	9

Other Financial Charges	9

Total Financial Expenses	1,485,786

Total Current Operating Expenditures
Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	164,286
Machinery and Equipment Outlay	28,926
Transportation Equipment Outlay	1,500
Furniture, Fixtures and Books Outlay	12,210
Intangible Assets Outlay	16,995

TOTAL CAPITAL OUTLAYS	223,917

TOTAL NEW APPROPRIATIONS	1,709,703

B. CAREER EXECUTIVE SERVICE BOARD

For general administration and support, and operations, as indicated hereunder	₱	92,107,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	12,233,000	₱	16,988,000	₱	1,000	₱	5,823,000	₱	35,045,000
Support to Operations		6,627,000		6,368,000		1,000				12,996,000
Operations		15,182,000		28,882,000		2,000				44,066,000

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM		15,182,000		28,882,000		2,000				44,066,000

TOTAL NEW APPROPRIATIONS	₱	34,042,000	₱	52,238,000	₱	4,000	₱	5,823,000	₱	92,107,000

Special Provision(s)

1. Reporting and Posting Requirements. The Career Executive Service Board (CESB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	CESB’s website

APRIL 29, 2019	OFFICIAL GAZETTE	769
CIVIL SERVICE COMMISSION

The CESB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where submission of reports is required under existing Iaws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.    Appropriations for Specific Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,233,000	₱	16,988,000	₱	1,000	₱	5,823,000	₱	35,045,000

Sub-total, General Administration and Support		12,233,000		16,988,000		1,000		5,823,000		35,045,000

Support to Operations
Formulation, Implementation and Monitoring of Policies, Regulations, Rulings or Legal Opinions on the CES		4,392,000		1,736,000						6,128,000
Information Systems Development and Management		2,235,000		4,632,000		1,000				6,868,000

Sub-total, Support to Operations		6,627,000		6,368,000		1,000				12,996,000

Operations
Merit and Fitness System for Career Executive Service Officers Strengthened and Pool of Globally Competitive Career Executive Service Officers Sustained		15,182,000		28,882,000		2,000				44,066,000

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM		15,182,000		28,882,000		2,000				41,514,000

CES Eligibility Process and Appointment/ Promotion in CESO Rank		5,046,000		13,697,000		1,000				18,744,000
CES Capacity Building		5,768,000		7,362,000						13,130,000
CES Performance Management and External Relations		4,368,000		7,823,000		1,000				12,192,000

Sub-total, Operations		15,182,000		28,882,000		2,000				44,066,000

TOTAL NEW APPROPRIATIONS	₱	34,042,000	₱	52,238,000	₱	4,000	₱	5,823,000	₱	92,107,000

770	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,008

Total Permanent Positions	26,008

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	288
Mid-Year Bonus - Civilian	2,167
Year End Bonus	2,167
Cash Gift	240
Per Diems	384
Step Increment	64
Productivity Enhancement Incentive	240

Total Other Compensation Common to All	7,662

Other Benefits
PAG-IBIG Contributions	58
PhilHealth Contributions	256
Employees Compensation Insurance Premiums	58

Total Other Benefits	372

Total Personnel Services	34,042

Maintenance and Other Operating Expenses
Travelling Expenses	3,171
Training and Scholarship Expenses	6,802
Supplies and Materials Expenses	8,715
Utility Expenses	2,141
Communication Expenses	1,910
Awards/Rewards and Prizes	890
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	310
Professional Services	14,597
General Services	2,490
Repairs and Maintenance	4,497
Taxes, Insurance Premiums and Other Fees	762
Other Maintenance and Operating Expenses
Advertising Expenses	283
Printing and Publication Expenses	612
Representation Expenses	2,861
Transportation and Delivery Expenses	90

APRIL 29, 2019	OFFICIAL GAZETTE	771
CIVIL SERVICE COMMISSION

Membership Dues and Contributions to Organizations	18
Subscription Expenses	2,089

Total Maintenance and Other Expenses	52,238

Financial Expenses
Bank Charges	4

Total Financial Expenses	4

Total Current Operating Expenditures	86,284

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	703
Furniture, Fixtures and Books Outlay	5,120

TOTAL CAPITAL OUTLAYS	5,823

TOTAL NEW APPROPRIATIONS	92,107

772	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

CIVIL SERVICE COMMISSION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. CIVIL SERVICE COMMISSION	₱	1,168,498,000	₱	317,279,000	₱	9,000	₱	223,917,000	₱	1,709,703,000
B. CAREER EXECUTIVE SERVICE BOARD		34,042,000		52,238,000		4,000		5,823,000		92,107,000

TOTAL NEW APPROPRIATIONS, CIVIL SERVICE COMMISSION	₱	1,202,540,000	₱	369,517,000	₱	13,000	₱	229,740,000	₱	1,801,810,000

APRIL 29, 2019	OFFICIAL GAZETTE	773
COMMISSION ON AUDIT

XXXII. COMMISSION ON AUDIT

For general administration and support, support to operations, and operations, as indicated hereunder	₱	11,925,988,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	4,607,932,000	₱	486,769,000	₱	450,332,000	₱	5,545,033,000
Support to Operations		378,122,000		39,057,000				417,179,000
Operations		5,886,861,000		76,915,000				5,963,776,000

GOVERNMENT AUDITING PROGRAM		5,693,217,000		74,107,000				5,767,324,000
GOVERNMENT ACCOUNTANCY PROGRAM		73,675,000		864,000				74,539,000
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM		119,969,000		1,944,000				121,913,000

TOTAL NEW APPROPRIATIONS	₱	10,872,915,000	₱	602,741,000	₱	450,332,000	₱	11,925,988,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of COA is hereby authorized to:

(a)	formulate and implement COA’s organizational structure;

(b)	fix and determine the salaries, allowances and other benefits of COA personnel in accordance with the rates and levels authorized under R.A. No. 6758, as amended, and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the COA.

2. Use of Savings. The Chairperson of COA is hereby authorized to use savings to augment actual deficiencies in accordance with Section 25 (5), Article VI of the Constitution and the General Provisions of this Act.

3. Appropriations for Auditing Services to LGUs. The amounts appropriated herein include the requirements for the audit of LGU accounts. The cost of auditing services rendered to LGUs shall be deducted from the national internal revenue tax collections and recorded in the National Treasury as income of the General Fund in accordance with Section 24(3) of P.D. No. 1445.

4. Assessments from Auditing Services to GOCCs. The COA shall assess GOCCs for the cost of audit services rendered in accordance with the provisions of E.O. No. 271, s. 1987. Proceeds from such assessments, including receipts derived from other sources authorized under P.D. No. 1445 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

774	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

5. Submission of Annual Commission on Audit Report. The COA shall submit to the Congress and the President of the Philippines annual reports for each agency and instrumentality of the National Government, including GOCCs, LGUs and non-government entities subject to its audit, within one hundred twenty (120) days after the end of every fiscal year. The annual reports shall contain cumulative allotments, obligations incurred or liquidated, total disbursements, and the results of expended appropriations, including recommended measures necessary to improve their effectiveness and efficiency.

The Chairperson of COA and the Commission’s web administrator or his/her equivalent shall be responsible for ensuring that said reports are likewise posted on the COA website.

6. Reporting and Posting Requirements. The COA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	COA’s website.

The COA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	4,607,932,000	₱	486,769,000	₱	450,332,000	₱	5,545,033,000

General Management and Supervision		489,271,000		486,769,000		450,332,000		1,426,372,000

National Capital Region (NCR)		242,691,000		305,188,000		437,732,000		985,611,000

Central Office		242,691,000		305,188,000		437,732,000		985,611,000
Region I - Ilocos		16,603,000		11,457,000				28,060,000

Regional Office - I		16,603,000		11,457,000				28,060,000
Cordillera Administrative Region (CAR)		13,638,000		13,100,000		1,800,000		28,538,000

Regional Office - CAR		13,638,000		13,100,000		1,800,000		28,538,000
Region II - Cagayan Valley		18,264,000		12,785,000		1,800,000		32,849,000

Regional Office - II		18,264,000		12,785,000		1,800,000		32,849,000
Region III - Central Luzon		20,258,000		11,396,000				31,654,000

Regional Office - III		20,258,000		11,396,000				31,654,000
Region IVA - CALADARZON		26,091,000		8,572,000				34,663,000

Regional Office - IVA		26,091,000		8,572,000				34,663,000
Region IVB - MIMAROPA				7,358,000				7,358,000

Regional Office - IVB				7,358,000				7,358,000

APRIL 29, 2019	OFFICIAL GAZETTE	775
COMMISSION ON AUDIT

Region V - Bical	16,894,000	12,855,000	1,800,000	31,549,000

Regional Office - V	16,894,000	12,855,000	1,800,000	31,549,000
Region VI - Western Visayas	18,770,000	13,440,000	1,800,000	34,010,000

Regional Office - VI	18,770,000	13,440,000	1,800,000	34,010,000
Region VII - Central Visayas	16,148,000	13,046,000	1,800,000	30,994,000

Regional Office - VII	16,148,000	13,046,000	1,800,000	30,994,000
Region VIII - Eastern Visayas	15,746,000	11,150,000		26,896,000

Regional Office - VIII	15,746,000	11,150,000		26,896,000
Region IX - Zamboanga Peninsula	14,989,000	10,297,000	1,800,000	27,086,000

Regional Office - IX	14,989,000	10,297,000	1,800,000	27,086,000
Region X - Northern Mindanao	16,372,000	10,975,000	1,800,000	29,147,000

Regional Office - X	16,372,000	10,975,000	1,800,000	29,147,000
Region XI - Davao	15,429,000	11,675,000		27,104,000

Regional Office - XI	15,429,000	11,675,000		27,104,000
Region XII - SOCCSKSARGEN	13,363,000	11,012,000		24,375,000

Regional Office - XII	13,363,000	11,012,000		24,375,000
Region XIII - CARAGA	12,745,000	12,325,000		25,070,000

Regional Office - XIII	12,745,000	12,325,000		25,070,000
Autonomous Region in Muslim Mindanao (ARMM)	11,270,000	10,138,000		21,408,000

Regional Office - ARMM	11,270,000	10,138,000		21,408,000
Administration of Personnel Benefits	4,118,661,000			4,118,661,000

National Capital Region (NCR)	4,118,661,000			4,118,661,000

Central Office	4,118,661,000			4,118,661,000

Sub-total, General Administration and Support	4,607,932,000	486,769,000	450,332,000	5,545,033,000

Support to Operations	378,122,000	39,057,000		417,179,000

Legal assistance services	150,527,000	363,000		150,890,000

National Capital Region (NCR)	50,612,000	227,000		50,839,000

Central Office	50,612,000	227,000		50,839,000
Region I - Ilocos	2,642,000	10,000		2,652,000

Regional Office - I	2,642,000	10,000		2,652,000

776	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Cordillera Administrative Region (CAR)	2,785,000	10,000	2,795,000

Regional Office - CAR	2,785,000	10,000	2,795,000
Region II - Cagayan Valley	5,253,000	10,000	5,263,000

Regional Office - II	5,253,000	10,000	5,263,000
Region III - Central Luzon	6,584,000	10,000	6,594,000

Regional Office - III	6,584,000	10,000	6,594,000
Region IVA - CALABARZON	11,121,000	5,000	11,126,000

Regional Office - IVA	11,121,000	5,000	11,126,000
Region IVB - MIMAROPA		5,000	5,000

Regional Office - IVB		5,000	5,000
Region V - Bicol	7,434,000	10,000	7,444,000

Regional Office - V	7,434,000	10,000	7,444,000
Region VI - Western Visayas	8,447,000	10,000	8,457,000

Regional Office - VI	8,447,000	10,000	8,457,000
Region VII - Central Visayas	8,021,000	10,000	8,031,000

Regional Office - VII	8,021,000	10,000	8,031,000
Region VIII - Eastern Visayas	7,927,000	10,000	7,937,000

Regional Office - VIII	7,927,000	10,000	7,937,000
Region IX - Zamboanga Peninsula	7,852,000	8,000	7,860,000

Regional Office - IX	7,852,000	8,000	7,860,000
Region X - Northern Mindanao	8,238,000	10,000	8,248,000

Regional Office - X	8,238,000	10,000	8,248,000
Region XI - Davao	8,239,000	10,000	8,249,000

Regional Office - XI	8,239,000	10,000	8,249,000
Region XII - SOCCSKSARGEN	6,241,000	6,000	6,247,000

Regional Office - XII	6,241,000	6,000	6,247,000
Region XIII - CARAGA	4,580,000	6,000	4,586,000

Regional Office - XIII	4,580,000	6,000	4,586,000
Autonomous Region in Muslim Mindanao (ARMM)	4,551,000	6,000	4,557,000

Regional Office - ARMM	4,551,000	6,000	4,557,000

APRIL 29, 2019	OFFICIAL GAZETTE	777
COMMISSION ON AUDIT

Development, installation and maintenance of in-house financial and other management information systems	47,773,000	35,657,000	83,430,000

National Capital Region (NCR)	47,773,000	35,657,000	83,430,000

Central Office	47,773,000	35,657,000	83,430,000
Comprehensive training program for commission personnel, including the provision of auditing materials and the dissemination of information including laws, rules, and regulations	23,497,000	2,692,000	26,189,000

National Capital Region (NCR)	23,497,000	2,692,000	26,189,000

Central Office	23,497,000	2,692,000	26,189,000
Technical assistance rendered to the Commission	156,325,000	345,000	156,670,000

Region I - Ilocos	14,445,000	22,000	14,467,000

Regional Office - I	14,445,000	22,000	14,467,000
Cordillera Administrative Region (CAR)	11,349,000	27,000	11,376,000

Regional Office - CAR	11,349,000	27,000	11,376,000
Region II - Cagayan Valley	13,593,000	22,000	13,615,000

Regional Office - II	13,593,000	22,000	13,615,000
Region III - Central Luzon	15,319,000	22,000	15,341,000

Regional Office - III	15,319,000	22,000	15,341,000
Region IVA - CALABARZON	19,327,000	22,000	19,349,000

Regional Office - IVA	19,327,000	22,000	19,349,000
Region IVB - MIMAROPA		22,000	22,000

Regional Office - IVB		22,000	22,000
Region V - Bicol	11,405,000	22,000	11,427,000

Regional Office - V	11,405,000	22,000	11,427,000
Region VI - Western Visayas	11,430,000	22,000	11,452,000

Regional Office - VI	11,430,000	22,000	11,452,000
Region VII - Central Visayas	11,788,000	22,000	11,810,000

Regional Office - VII	11,788,000	22,000	11,810,000
Region VIII - Eastern Visayas	12,391,000	22,000	12,413,000

Regional Office - VIII	12,391,000	22,000	12,413,000

778	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IX - Zamboanga Peninsula	11,203,000	22,000	11,225,000

Regional Office - IX	11,203,000	22,000	11,225,000
Region X - Northern Mindanao	10,139,000	22,000	10,161,000

Regional Office - X	10,139,000	22,000	10,161,000
Region XI - Davao	10,626,000	22,000	10,648,000

Regional Office - XI	10,626,000	22,000	10,648,000
Region XII - SOCCSKSARGEN	1,094,000	22,000	1,116,000

Regional Office - XII	1,094,000	22,000	1,116,000
Region XIII - CARAGA	1,590,000	22,000	1,612,000

Regional Office - XIII	1,590,000	22,000	1,612,000
Autonomous Region in Muslim Mindanao (ARMM)	626,000	10,000	636,000

Regional Office - ARMM	626,000	10,000	636,000

Sub-total, Support to Operations	378,122,000	39,057,000	417,179,000

Operations	5,886,861,000	76,915,000	5,963,776,000

Public accountability upheld and efficiency, economy and effectiveness of government programs improved	5,886,861,000	76,915,000	5,963,776,000

GOVERNMENT AUDITING PROGRAM	5,693,217,000	74,107,000	5,767,324,000

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM	830,258,000	23,563,000	853,821,000

Audit of accounts and transactions of national government agencies, including government operations in foreign countries, conduct of fraud audit and audit of public debts; custody and preservation of vouchers and other supporting documents	741,078,000	21,932,000	763,010,000

National Capital Region (NCR)	741,078,000	2,652,000	743,730,000

Central Office	741,078,000	2,652,000	743,730,000
Region I - Ilocos		1,113,000	1,113,000

Regional Office - I		1,113,000	1,113,000
Cordillera Administrative Region (CAR)		1,218,000	1,218,000

Regional Office - CAR		1,218,000	1,218,000
Region II - Cagayan Valley		1,430,000	1,430,000

Regional Office - II		1,430,000	1,430,000

APRIL 29, 2019	OFFICIAL GAZETTE	779
COMMISSION ON AUDIT

Region III - Central Luzon		1,211,000	1,211,000

Regional Office - III		1,211,000	1,211,000
Region IVA - CALABARZON		1,245,000	1,245,000

Regional Office - IVA		1,245,000	1,245,000
Region IVB - MIMAROPA		1,211,000	1,211,000

Regional Office - IVB		1,211,000	1,211,000
Region V - Bicol		1,341,000	1,341,000

Regional Office - V		1,341,000	1,341,000
Region VI - Western Visayas		1,148,000	1,148,000

Regional Office - VI		1,148,000	1,148,000
Region VII - Central Visayas		1,246,000	1,246,000

Regional Office - VII		1,246,000	1,246,000
Region VIII - Eastern Visayas		1,306,000	1,306,000

Regional Office - VIII		1,306,000	1,306,000
Region IX - Zamboanga Peninsula		943,000	943,000

Regional Office - IX		943,000	943,000
Region X - Northern Mindanao		1,504,000	1,504,000

Regional Office - X		1,504,000	1,504,000
Region XI - Davao		1,503,000	1,503,000

Regional Office - XI		1,503,000	1,503,000
Region XII - SOCCSKSARGEN		947,000	947,000

Regional Office - XII		947,000	947,000
Region XIII - CARAGA		1,131,000	1,131,000

Regional Office - XIII		1,131,000	1,131,000
Autonomous Region in Muslim Mindanao (ARMM)		783,000	783,000

Regional Office - ARMM		783,000	783,000

Formulation and development of operating standards and administrative techniques for the implementation of accounting and auditing rules and regulations in national offices/agencies	89,180,000	1,631,000	90,811,000

National Capital Region (NCR)	89,180,000	1,631,000	90,811,000

Central Office	89,180,000	1,631,000	90,811,000

780	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

CORPORATE GOVERNMENT AUDITING SUB-PROGRAM	610,528,000	25,627,000	636,155,000

Audit of accounts and transactions of corporate government agencies and their subsidiaries, including government operations in foreign countries; custody and preservation of vouchers and other supporting documents	543,800,000	23,764,000	567,564,000

National Capital Region (NCR)	543,800,000	3,967,000	547,767,000

Central Office	543,800,000	3,967,000	547,767,000
Region I - Ilocos		1,547,000	1,547,000

Regional Office - I		1,547,000	1,547,000
Cordillera Administrative Region (CAR)		1,175,000	1,175,000

Regional Office - CAR		1,175,000	1,175,000
Region II - Cagayan Valley		1,657,000	1,657,000

Regional Office - II		1,657,000	1,657,000
Region III - Central Luzon		1,200,000	1,200,000

Regional Office - III		1,200,000	1,200,000
Region IVA - CALABARZON		955,000	955,000

Regional Office - IVA		955,000	955,000
Region IVB - MIMAROPA		1,078,000	1,078,000

Regional Office - IVB		1,078,000	1,078,000
Region V - Bicol		1,574,000	1,574,000

Regional Office - V		1,574,000	1,574,000
Region VI - Western Visayas		1,499,000	1,499,000

Regional Office - VI		1,499,000	1,499,000
Region VII - Central Visayas		1,171,000	1,171,000

Regional Office - VII		1,171,000	1,171,000
Region VIII - Eastern Visayas		990,000	990,000

Regional Office - VIII		990,000	990,000
Region IX - Zamboanga Peninsula		1,353,000	1,353,000

Regional Office - IX		1,353,000	1,353,000

APRIL 29, 2019	OFFICIAL GAZETTE	781
COMMISSION ON AUDIT

Region X - Northern Mindanao	1,223,000		1,223,000

Regional Office - X		1,223,000	1,223,000
Region XI - Davao		1,520,000	1,520,000

Regional Office - XI		1,520,000	1,520,000
Region XII - SOCCSKSARGEN		1,032,000	1,032,000

Regional Office - XII		1,032,000	1,032,000
Region XIII - CARAGA		1,110,000	1,110,000

Regional Office - XIII		1,110,000	1,110,000
Autonomous Region in Muslim Mindanao (ARMM)		713,000	713,000

Regional Office - ARMM		713,000	713,000

Formulation and development of operating standards and administrative techniques for the implementation of accounting and auditing rules and regulations in corporate government offices/agencies	66,728,000	1,863,000	68,591,000

National Capital Region (NCR)	66,728,000	1,863,000	68,591,000

Central Office	66,728,000	1,863,000	68,591,000
LOCAL GOVERNMENT AUDITING SUB-PROGRAM	4,034,230,000	12,330,000	4,046,560,000

Audit of accounts and transactions of local government units, custody and preservation of vouchers and other supporting documents	4,006,001,000	11,290,000	4,017,291,000

National Capital Region (NCR)	230,005,000	3,271,000	233,276,000

Central Office	230,005,000	3,271,000	233,276,000
Region I - Ilocos	308,329,000	504,000	308,833,000

Regional Office - I	308,329,000	504,000	308,833,000
Cordillera Administrative Region (CAR)	182,739,000	596,000	183,335,000

Regional Office - CAR	182,739,000	596,000	183,335,000
Region II - Cagayan Valley	234,021,000	531,000	234,552,000

Regional Office - II	234,021,000	531,000	234,552,000
Region III - Central Luzon	373,170,000	407,000	373,577,000

Regional Office - III	373,170,000	407,000	373,577,000

782	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Region IVA - CALABARZON	512,280,000	405,000	512,685,000

Regional Office - IVA	512,280,000	405,000	512,685,000
Region IVB- MIMAROPA		511,000	511,000

Regional Office - IVB		511,000	511,000
Region V - Bicol	249,186,000	421,000	249,607,000

Regional Office - V	249,186,000	421,000	249,607,000
Region VI - Western Visayas	346,970,000	525,000	347,495,000

Regional Office - VI	346,970,000	525,000	347,495,000
Region VII - Central Visayas	213,719,000	613,000	214,332,000

Regional Office - VII	213,719,000	613,000	214,332,000
Region VIII - Eastern Visayas	245,389,000	530,000	245,919,000

Regional Office - VIII	245,389,000	530,000	245,919,000
Region IX - Zamboanga Peninsula	263,069,000	510,000	263,579,000

Regional Office - IX	263,069,000	510,000	263,579,000
Region X - Northern Mindanao	284,792,000	412,000	285,204,000

Regional Office - X	284,792,000	412,000	285,204,000
Region XI - Davao	206,252,000	596,000	206,848,000

Regional Office - XI	206,252,000	596,000	206,848,000
Region XII - SOCCSKSARGEN	164,355,000	517,000	164,872,000

Regional Office - XII	164,355,000	517,000	164,872,000
Region XIII - CARAGA	120,510,000	588,000	121,098,000

Regional Office - XIII	120,510,000	588,000	121,098,000
Autonomous Region in Muslim Mindanao (ARMM)	71,215,000	353,000	71,568,000

Regional Office - ARMM	71,215,000	353,000	71,568,000
Formulation and development of operating standards and administrative techniques for the implementation of accounting and auditing rules and regulations in local government offices/agencies	28,229,000	1,040,000	29,269,000

National Capital Region (NCR)	28,229,000	1,040,000	29,269,000

Central Office	28,229,000	1,040,000	29,269,000

APRIL 29, 2019	OFFICIAL GAZETTE	783
COMMISSION ON AUDIT

SPECIAL AUDIT SUB-PROGRAM	112,896,000	9,536,000	122,432,000

Special audit, fraud audit and performance audit conducted on some government agencies, as well as to non-government entities, concerning subsidies and fund transfers from the national government, payment of levies or government shares and financial operations of public utilities for rate determination purposes	112,896,000	9,536,000	122,432,000

National Capital Region (NCR)	112,896,000	9,536,000	122,432,000

Central Office	112,896,000	9,536,000	122,432,000
TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM	105,305,000	3,051,000	108,356,000

Technical services necessary for the discharge of the Commission’s functions including monitoring, analysis and evaluation of prices of goods and services purchased by government agencies	105,305,000	3,011,000	108,316,000

National Capital Region (NCR)	105,305,000	3,011,000	108,316,000

Central Office	105,305,000	3,011,000	108,316,000
Information System/Technology Audit conducted on government agencies with computerized environment		20,000	20,000

National Capital Region (NCR)		20,000	20,000

Central Office		20,000	20,000
Consultancy services rendered to government agencies related to the design/development and installation of internal control systems		20,000	20,000

National Capital Region (NCR)		20,000	20,000

Central Office		20,000	20,000
GOVERNMENT ACCOUNTANCY PROGRAM	73,675,000	864,000	74,539,000

Preparation of annual and other financial reports as may be required of the Commission	67,751,000	391,000	68,142,000

National Capital Region (NCR)	67,751,000	391,000	68,142,000

Central Office	67,751,000	391,000	68,142,000
Formulation and development of accounting standards, policies, rules and regulations for implementation in government agencies		133,000	133,000

National Capital Region (NCR)		133,000	133,000

Central Office		133,000	133,000

784	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Development, installation and maintenance of accounting-related information system for implementation in government agencies		25,000						25,000

National Capital Region (NCR)				25,000				25,000

Central Office				25,000				25,000
Maintenance of the general accounts of the government		5,924,000		315,000				6,239,000

National Capital Region (NCR)		5,924,000		315,000				6,239,000

Central Office		5,924,000		315,000				6,239,000
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM		119,969,000		1,944,000				121,913,000

Adjudication of cases concerning settlement of all accounts pertaining to the revenue and receipts, and expenditures or uses of funds and property in the national, local and corporate agencies, as well as, money claims against the government		119,969,000		1,944,000				121,913,000

National Capital Region (NCR)		119,969,000		1,944,000				121,913,000

Central Office		119,969,000		1,944,000				121,913,000

Sub-total, Operations		5,886,861,000		76,915,000				5,963,776,000

Total Programs and Activities		10,872,915,000		602,741,000		450,332,000		11,925,988,000

TOTAL NEW APPROPRIATIONS	₱	10,872,915,000	₱	602,741,000	₱	450,332,000	₱	11,925,988,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								5,261,502

Total Permanent Positions								5,261,502

Other Compensation Common to All
Personnel Economic Relief Allowance								200,232
Representation Allowance								100,524
Transportation Allowance								100,284
Clothing and Uniform Allowance								50,058
Mid-Year Bonus - Civilian								438,463

APRIL 29, 2019	OFFICIAL GAZETTE	785
COMMISSION ON AUDIT

Year End Bonus	438,463
Cash Gift	41,715
Productivity Enhancement Incentive	41,715
Step Increment	13,153

Total Other Compensation Common to All	1,424,607

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	3,723,081

Total Other Compensation for Specific Groups	3,723,081

Other Benefits
PAG-IBIG Contributions	10,013
PhilHealth Contributions	48,119
Employees Compensation Insurance Premiums	10,013
Retirement Gratuity	46,877
Terminal Leave	302,767

Total Other Benefits	417,789

Other Personnel Benefits
Pension, Civilian Personnel	45,936

Total Other Personnel Benefits	45,936

Total Personnel Services	10,872,915

Maintenance and Other Operating Expenses
Travelling Expenses	83,848
Training and Scholarship Expenses	20,138
Supplies and Materials Expenses	169,658
Utility Expenses	77,104
Communication Expenses	66,827
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	7,622
General Services	96,504
Repairs and Maintenance	34,665
Taxes, Insurance Premiums and Other Fees	10,801
Other Maintenance and Operating Expenses
Advertising Expenses	849
Printing and Publication Expenses	171
Representation Expenses	20,246
Rent/Lease Expenses	2,519
Membership Dues and Contributions to Organizations	248
Subscription Expenses	1,541

Total Maintenance and Other Operating Expenses	602,741

Total Current Operating Expenditures	11,475,656

786	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	349,928
Machinery and Equipment Outlay	5,732
Furniture, Fixtures and Books Outlay	55,072
Transportation Equipment Outlay	39,600

Total Capital Outlays	450,332

TOTAL NEW APPROPRIATIONS	11,925,988

APRIL 29, 2019	OFFICIAL GAZETTE	787
COMMISSION ON AUDIT

GENERAL SUMMARY

COMMISSION ON AUDIT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. COMMISSION ON AUDIT	₱	10,872,915,000	₱	602,741,000	₱	450,332,000	₱	11,925,988,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON AUDIT	₱	10,872,915,000	₱	602,741,000	₱	450,332,000	₱	11,925,988,000

788	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXIII. COMMISSION ON ELECTIONS

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	10,178,729,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	872,396,000	₱	448,735,000	₱	1,500,000	₱	1,322,631,000
Operations		2,552,797,000		6,033,907,000		269,394,000		8,856,098,000

ELECTION ADMINISTRATION PROGRAM		2,497,065,000		6,032,301,000		269,394,000		8,798,760,000
ELECTION ENFORCEMENT AND ADJUDICATION PROGRAM		55,732,000		1,606,000				57,338,000

TOTAL NEW APPROPRIATIONS	₱	3,425,193,000	₱	6,482,642,000	₱	270,894,000	₱	10,178,729,000

Special Provision(s)

1. Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Chairperson of COMELEC is authorized to:

(a)	formulate and implement COMELEC’s organizational structure;

(b)	fix and determine the salaries, allowances and other benefits of COMELEC personnel in accordance with the rates and levels authorized under R.A. No. 6758, as amended and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or make other adjustments in the Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the COMELEC.

2. Use of Savings. The Chairperson of COMELEC is authorized to use savings to augment actual deficiencies in accordance with Section 25 (5), Article VI of the Constitution and the General Provisions of this Act.

3. Special Audit of Printing Expenditures. The amounts appropriated herein for registration, plebiscite, referendum and election related expenditures, including those incurred for printing of ballots and similar paraphernalia shall be used exclusively for said purposes. A special audit on all expenditures incurred for printing jobs and materials used during said activities shall be undertaken by the COA within six (6) months from the conduct thereof.

The COA shall submit to the DBM, the Speaker of the House of Representatives and the President of the Senate of the Philippines, copies of the COA Special Audit report within one (1) month after the said audit.

4. Reporting and Posting Requirements. The COMELEC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	COMELEC’s website.

APRIL 29, 2019	OFFICIAL GAZETTE	789
COMMISSION ON ELECTIONS

The COMELEC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	484,369,000	₱	448,735,000	₱	1,500,000	₱	934,604,000

National Capital Region (NCR)		484,369,000		448,735,000		1,500,000		934,604,000

Central Office		484,369,000		448,735,000		1,500,000		934,604,000
Administration of Personnel Benefits		388,027,000						388,027,000

National Capital Region (NCR)		388,027,000						388,027,000

Central Office		388,027,000						388,027,000

Sub-total, General Administration and Support		872,396,000		448,735,000		1,500,000		1,322,631,000

Operations
Free, Orderly, Honest and Credible Political Exercises		2,552,797,000		6,033,907,000		269,394,000		8,856,098,000

ELECTION ADMINISTRATION PROGRAM		2,497,065,000		6,032,301,000		269,394,000		8,798,760,000

VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM		15,092,000		929,000				16,021,000

Conduct of voter’s education and information campaign thru print/radio/television and social media		15,092,000		929,000				16,021,000

National Capital Region (NCR)		15,092,000		929,000				16,021,000

Central Office		15,092,000		929,000				16,021,000

790	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM	2,481,973,000	6,031,372,000	269,394,000	8,782,739,000

Preparation of maps of territorial units of voting centers, the establishment of new voting centers, and the transfer, merger or abolition of existing ones	26,722,000	2,209,000		28,931,000

National Capital Region (NCR)	26,722,000	2,209,000		28,931,000

Central Office	26,722,000	2,209,000		28,931,000
Development of software system and procedures	24,069,000	222,518,000	211,116,000	457,703,000

National Capital Region (NCR)	24,069,000	222,518,000	211,116,000	457,703,000

Central Office	24,069,000	222,518,000	211,116,000	457,703,000
Monitoring the implementation on the conduct of election and other political exercises and development of measures to improve the registration and election systems including the dissemination of election results of previous elections	15,460,000	598,000		16,058,000

National Capital Region (NCR)	14,599,000	598,000		15,197,000

Central Office	14,599,000	598,000		15,197,000
Region XII - SOCCSKSARGEN	861,000			861,000

Regional Office XII	861,000			861,000
Conduct and supervision of elections, referenda, recall votes and plebiscites	1,800,817,000	95,842,000		1,896,659,000

National Capital Region (NCR)	98,712,000	8,137,000		106,849,000

Regional Office - NCR	98,712,000	8,137,000		106,849,000
Region I - Ilocos	123,579,000	5,675,000		129,254,000

Regional Office - I	123,579,000	5,675,000		129,254,000
Region II - Cagayan Valley	90,118,000	4,640,000		94,758,000

Regional Office - II	90,118,000	4,640,000		94,758,000
Cordillera Administrative Region (CAR)	79,872,000	4,502,000		84,374,000

Regional Office - CAR	79,872,000	4,502,000		84,374,000
Region III - Central Luzon	153,037,000	6,313,000		159,350,000

Regional Office - III	153,037,000	6,313,000		159,350,000

APRIL 29, 2019	OFFICIAL GAZETTE	791
COMMISSION ON ELECTIONS

Region IVA - CALABARZON	228,030,000	7,019,000		235,049,000

Regional Office - IVA	228,030,000	7,019,000		235,049,000
Region IVB - MIMAROPA	6,227,000	4,327,000		10,554,000

Regional Office IVB	6,227,000	4,327,000		10,554,000
Region V - Bicol	126,706,000	5,142,000		131,848,000

Regional Office - V	126,706,000	5,142,000		131,848,000
Region VI - Western Visayas	154,038,000	7,187,000		161,225,000

Regional Office - VI	154,038,000	7,187,000		161,225,000
Region VII - Central Visayas	139,094,000	6,633,000		145,727,000

Regional Office - VII	139,094,000	6,633,000		145,727,000
Region VIII - Eastern Visayas	139,603,000	5,988,000		145,591,000

Regional Office - VIII	139,603,000	5,988,000		145,591,000
Region IX - Zamboanga Peninsula	77,504,000	4,595,000		82,099,000

Regional Office - IX	77,504,000	4,595,000		82,099,000
Region X - Northern Mindanao	94,453,000	5,014,000		99,467,000

Regional Office - X	94,453,000	5,014,000		99,467,000
Region XI - Davao	64,659,000	5,413,000		70,072,000

Regional Office - XI	64,659,000	5,413,000		70,072,000
Region XII - SOCCSKSARGEM	149,313,000	10,127,000		159,440,000

Regional Office - ARMM	88,034,000	5,346,000		93,380,000
Regional Office - XII	61,279,000	4,781,000		66,060,000
Region XIII - CARAGA	75,872,000	5,130,000		81,002,000

Regional Office - XIII	75,872,000	5,130,000		81,002,000
Maintenance, Updating and Safekeeping of Voter Registration Records, election statistics, results and records for record services	28,296,000	963,000		29,259,000

National Capital Region (NCR)	28,296,000	963,000		29,259,000

Central Office	28,296,000	963,000		29,259,000
Project(s)
Locally-Funded Project(s)	586,609,000	5,709,242,000	58,278,000	6,354,129,000

792	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Overseas Absentee Voting Continuing Registration and Expenses for the Office of the Overseas Voting		58,609,000		188,434,000				247,043,000

National Capital Region (NCR)		58,609,000		188,434,000				247,043,000

Central Office		58,609,000		188,434,000				247,043,000
Information System Strategic Plan (ISSP)				8,808,000		58,278,000		67,086,000

National Capital Region (NCR)				8,808,000		58,278,000		67,086,000

Central Office				8,808,000		58,278,000		67,086,000
National and Local Elections		528,000,000		5,472,000,000				6,000,000,000

National Capital Region (NCR)		528,000,000		5,472,000,000				6,000,000,000

Central Office		528,000,000		5,472,000,000				6,000,000,000
Conduct of Plebiscite				40,000,000				40,000,000

Region XI - Davao				40,000,000				40,000,000

Regional Office - XI				40,000,000				40,000,000
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM		55,732,000		1,606,000				57,338,000

Legal research and issuance of rulings and opinions		5,989,000		371,000				6,360,000

National Capital Region (NCR)		5,989,000		371,000				6,360,000

Central Office		5,989,000		371,000				6,360,000
Investigation and prosecution of violations of election laws		16,812,000		556,000				17,368,000

National Capital Region (NCR)		16,812,000		556,000				17,368,000

Central Office		16,812,000		556,000				17,368,000
Processing and control of election records/paraphernalia subject to contests		7,073,000		131,000				7,204,000

National Capital Region (NCR)		7,073,000		131,000				7,204,000

Central Office		7,073,000		131,000				7,204,000
Hearing/Trial of cases		25,858,000		548,000				26,406,000

National Capital Region (NCR)		25,858,000		548,000				26,406,000

Central Office		25,858,000		548,000				26,406,000

Sub-total, Operations		2,552,797,000		6,033,907,000		269,394,000		8,856,098,000

TOTAL NEW APPROPRIATIONS	₱	3,425,193,000	₱	6,482,642,000	₱	270,894,000	₱	10,178,729,000

APRIL 29, 2019	OFFICIAL GAZETTE	793
COMMISSION ON ELECTIONS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,655,947

Total Permanent Positions	1,655,947

Other Compensation Common to All
Personnel Economic Relief Allowance	113,424
Representation Allowance	10,662
Transportation Allowance	10,662
Clothing and Uniform Allowance	28,356
Honoraria	53,929
Overtime Pay	500,000
Mid-Year Bonus	137,997
Year End Bonus	137,997
Cash Gift	23,630
Step Increment	4,139
Productivity Enhancement Incentive	23,630

Total Other Compensation Common to All	1,044,426

Other Compensation for Specific Groups
Hazard Pay	28,000
Lump-sum for filling of Positions - Civilian	325,424

Total Other Compensation for Specific Groups	353,424

Other Benefits
PAG-IBIG Contributions	5,674
PhilHealth Contributions	19,671
Employees Compensation Insurance Premiums	5,674
Terminal Leave	62,603

Total Other Benefits	93,622

Non-Permanent Positions	193,583

Other Personnel Benefits
Pension, Civilian Personnel	84,191

Total Other Personnel Benefits	84,191

Total Personnel Services	3,425,193

794	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses

Travelling Expenses	315,384
Training and Scholarship Expenses	1,754,153
Supplies and Materials Expenses	703,996
Utility Expenses	55,017
Communication Expenses	213,486
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,139
Professional Services	2,042,286
General Services	6,170
Repairs and Maintenance	112,872
Taxes, Insurance Premiums and Other Fees	6,427
Other Maintenance and Operating Expenses
Advertising Expenses	1,133
Printing and Publication Expenses	3,086
Representation Expenses	11,330
Transportation and Delivery Expenses	134,131
Rent/Lease Expenses	185,173
Subscription Expenses	18,404
Donations	1,000
Other Maintenance and Operating Expenses	913,455

Total Maintenance and Other Operating Expenses	6,482,642

Total Current Operating Expenditures	9,907,835

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	269,894
Transportation Equipment Outlay	1,000

Total Capital Outlays	270,894

TOTAL NEW APPROPRIATIONS	10,178,729

APRIL 29, 2019	OFFICIAL GAZETTE	795
COMMISSION ON ELECTIONS

GENERAL SUMMARY
COMMISSION ON ELECTIONS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. COMMISSION ON ELECTIONS	₱	3,425,193,000	₱	6,482,642,000	₱	270,894,000	₱	10,178,729,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON ELECTIONS	₱	3,425,193,000	₱	6,482,642,000	₱	270,894,000	₱	10,178,729,000

796	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXIV. OFFICE OF THE OMBUDSMAN

For general administration and support, support to operations and operations, including locally-funded projects as indicated hereunder	₱	4,585,158,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,673,372,000	₱	369,034,000	₱	568,436,000	₱	2,610,842,000
Support to Operations		24,602,000		22,603,000				47,205,000
Operations		1,593,648,000		333,463,000				1,927,111,000

ANTI-CORRUPTION INVESTIGATION PROGRAM		507,269,000		132,379,000				639,640,000
ANTI-CORRUPTION ENFORCEMENT PROGRAM		776,660,000		103,849,000				880,509,000
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM		157,460,000		21,859,000				179,319,000
CORRUPTION PREVENTION PROGRAM		152,259,000		75,376,000				227,635,000

TOTAL NEW APPROPRIATIONS	₱	3,291,622,000	₱	725,100,000	₱	568,436,000	₱	4,585,158,000

Special Provision(s)

1.    Organizational Structure. Notwithstanding any provision of law to the contrary and within the limits of appropriations in this Act, the Ombudsman is hereby authorized to:

(a)	formulate and implement Office of the Ombudsman’s organizational structure;

(b)

fix and determine the salaries, allowances and other benefits of the Office of the Ombudsman personnel in accordance with the rates and levels authorized under R.A. No. 6758, as amended and R.A. No. 6686, as amended; and

(c)	create new positions, transfer an item or bake other adjustments in Personnel Services itemization, whenever public interest so requires.

Implementation of the foregoing shall be subject to: (i) compliance with organization, staffing and position classification and compensation standards; (ii) scrap and build policy; and (iii) submission to DBM of a resolution stating the changes in the organization and staffing in accordance with the foregoing standards and policy for proper documentation.

The officials and employees whose positions are affected by a reorganization shall be granted retirement benefits or separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of the Office of the Ombudsman.

2.    Non-Recurring Expenses. All non-recurring appropriations authorized herein such as, but not Limited to, foreign-assisted projects and locally-funded projects, shall not form part of the Office of Ombudsman’s appropriations that may not be reduced by Congress under Section 38 of R.A. No. 6770.

3.    Use of Savings. The Ombudsman is authorized to use savings from the appropriations of the Office of the Ombudsman to augment actual deficiencies from any item of its appropriations for the current year, which any include the following purposes: (i) printing and/or publication of decisions, resolutions and training information materials; (ii) repair, maintenance and improvement of Central and Regional offices, facilities and equipment; (iii) purchase of equipment, books, journals and periodicals; (iv) necessary expanses for the employment of temporary, contractual and casual employees; and (v) payment of extraordinary and miscellaneous expenses, representation and transportation allowances, and other authorized benefits of its officials and employees, subject to pertinent budgeting, accounting and auditing rules and regulations.

4.    Use of Income. The Office of the Ombudsman way use the income generated from fees collected by it, subject to the conditions under pertinent sections in the General Provisions of this Act and for purposes as may be specifically authorized therein or by applicable provisions of law.

APRIL 29, 2019	OFFICIAL GAZETTE	797
OFFICE OF THE OMBUDSMAN

5.    Reporting and Posting Requirements. The Office of the Ombudsman shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the fallowing:

(a)    Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)    Office of the Ombudsman’s website.

The Office of the Ombudsman shall send written notice when reports have been submitted or posted on its website to the DBN, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice of said agencies shall be considered the date of compliance with this requirement.

6.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	569,601,000	₱	337,557,000	₱	272,383,000	₱	1,179,541,000
Administration of Personnel Benefits		1,096,805,000						1,096,805,000
Project(s)
Locally-Funded Project(s)		6,966,000		31,477,000		296,053,000		334,496,000
Construction of four (4) storey multi-purpose building with roof deck including detailed architectural and engineering design						120,000,000		120,000,000
Enhancing the Asset Declaration System (EADS) Project Phase 2 - Pilot Implementation of the eSALM16 System in the Office of the Ombudsman (OHB), Civil Service Commission (CSC) and the Office of the President (OP)		6,966,000		31,477,000		10,053,000		48,496,000
Acquisition of lot as permanent building sites of the Ombudsman area/sectoral and regional offices in the cities of Iloilo, Tacloban, Cagayan de Oro, Davao (expansion) and Zamboanga						166,000,000		166,000,000

Sub-total, General Administration and Support		1,673,372,000		369,034,000		568,436,000		2,610,842,000

Support to Operations
Operation and Maintenance of Computerized Management Information System		13,724,000		21,103,000				34,827,000
Statistical Services		10,878,000		1,500,000				12,378,000

Sub-total, Support to Operations		24,602,000		22,603,000				47,205,000

798	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations								1,927,111,000
Reduced incidence and impact of corruption and red tape		1,593,648,000		333,463,000

ANTI-CORRUPTION INVESTIGATION PROGRAM		507,269,000		132,379,000				639,648,000

Conduct of fact-finding investigation and lifestyle check for case build-up against erring public officials		475,517,000		122,202,000				597,719,000
Preliminary investigation of criminal and forfeiture cases against erring public officials		31,752,000		10,177,000				41,929,000
ANTI-CORRUPTION ENFORCEMENT PROGRAM		776,660,000		103,849,000				880,509,000

Adjudication on administrative cases against erring public officials to enforce anti-corruption laws		353,314,000		14,767,000				368,081,000
Prosecution of criminal and forfeiture cases filed against erring public officials with the Sandiganbayan and Regional Trial Courts		398,739,000		78,905,000				477,644,000
Advocacy of Ombudsman cases appealed to the Court of Appeals and Supreme Court including the filing of special civil actions with the Supreme Court		24,607,000		177,000				24,784,000

Project(s)
Locally-Funded Project(s)				10,000,000				10,000,000

Whistleblower Account/Reward				10,000,000				10,000,000
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM		157,460,000		21,859,000				179,319,000

Delivery of responsive and meaningful Public Assistance to address red tape in the bureaucracy		157,460,000		21,859,000				179,319,000
CORRUPTION PREVENTION PROGRAM		152,259,000		75,376,000				227,635,000

Development and implementation of integrity promotion programs to generate a critical mass of anti-corruption advocates in the campaign against official abuse		17,043,000		27,050,000				44,093,000
Conduct of integrity assessments and corruption diagnostics to reduce the vulnerability of government agencies to corruption, inefficiency and red tape		135,216,000		15,508,000				150,724,000
Project(s)
Locally-Funded Project(s)
Survey on actual experience with corruption in the Philippines				32,818,000				32,818,000

Sub-total, Operations		1,593,648,000		333,463,000				1,927,111,000

TOTAL NEW APPROPRIATIONS	₱	3,291,622,000	₱	725,100,000	₱	568,436,000	₱	4,585,158,000

APRIL 29, 2019	OFFICIAL GAZETTE	799
OFFICE OF THE OMBUDSMAN

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,685,359
Creation of New Positions	82,228

Total Permanent Positions	1,767,587

Other Compensation Common to All
Personnel Economic Relief Allowance	52,392
Representation Allowance	43,830
Transportation Allowance	43,830
Clothing and Uniform Allowance	13,098
Honoraria	6,038
Mid-Year Bonus - Civilian	76,873
Year End Bonus	76,873
Cash Gift	6,195
Step Increment	4,250
Productivity Enhancement Incentive	6,195

Total Other Compensation Common to All	329,574

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	480
Lump-sum for filling of Positions - Civilian	1,070,605

Total Other Compensation for Specific Groups	1,071,085

Other Benefits
PAG-IBIG Contributions	2,619
PhilHealth Contributions	11,387
Employees Compensation Insurance Premiums	2,619
Terminal Leave	15,666
Loyalty Award - Civilian	1,310
Retirement Gratuity	46,098

Total Other Benefits	79,699

Other Personnel Benefits
Pension, Civilian Personnel	43,677

Total Other Personnel Benefits	43,677

Total Personnel Services	3,291,622

800	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Maintenance and Other Operating Expenses

Travelling Expenses	125,646
Training and Scholarship Expenses	144,250
Supplies and Materials Expenses	125,741
Utility Expenses	83,304
Communication Expenses	34,149
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	33,765
Extraordinary and Miscellaneous Expenses	20,545
Professional Services	11,524
General Services	75,073
Repairs and Maintenance	9,636
Taxes, Insurance Premiums and Other Fees	2,150
Other Maintenance and Operating Expenses
Advertising Expenses	2,624
Printing and Publication Expenses	7,821
Representation Expenses	9,598
Transportation and Delivery Expenses	3,967
Rent/Lease Expenses	13,153
Subscription Expenses	10,000
Other Maintenance and Operating Expenses	12,154

Total Maintenance and Other Operating Expenses	725,100

Total Current Operating Expenditures	4,016,722

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	166,000
Buildings and Other Structures Outlay	210,000
Machinery and Equipment Outlay	57,224
Transportation Equipment Outlay	55,841
Furniture, Fixtures and Books Outlay	70,984
Other Property, Plant and Equipment Outlay	6,492
Intangible Assets Outlay	1,895

TOTAL CAPITAL OUTLAYS	568,436

TOTAL NEW APPROPRIATIONS	4,585,158

APRIL 29, 2019	OFFICIAL GAZETTE	801
COMMISSION ON HUMAN RIGHTS

GENERAL SUMMARY
OFFICE OF THE OMBUDSMAN
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE OMBUDSMAN	₱	3,291,622,000	₱	725,100,000	₱	568,436,000	₱	4,585,158,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE OMBUDSMAN	₱	3,291,622,000	₱	725,100,000	₱	568,436,000	₱	4,585,158,000

802	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	799,498,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	122,637,000	₱	87,553,000	₱	10,000	₱	100,000,000	₱	310,200,000
Support to Operations		14,480,000		46,543,000				30,780,000		91,803,000
Operations		206,664,000		190,831,000						397,495,000

HUMAN RIGHTS PROTECTION PROGRAM		176,368,000		82,168,000						258,536,000
HUMAN RIGHTS PROMOTION PROGRAM		28,030,000		44,269,000						72,299,000
HUMAN RIGHTS POLICY ADVISORY PROGRAM		2,266,000		64,394,000						66,660,000

TOTAL NEW APPROPRIATIONS	₱	343,781,000	₱	324,927,000	₱	10,000	₱	130,780,000	₱	799,498,000

Special Provision(s)

1.     Reporting and Posting Requirements. The CHR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	CHR’s website.

The CHR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	803
COMMISSION ON HUMAN RIGHTS

PROGRAMS
General Administration and Support
General Management and Supervision	₱	116,682,000	₱	87,553,000	₱	10,000	₱	100,000,000	₱	304,245,000
Administration of Personnel Benefits		5,955,000								5,955,000

Sub-total, General Administration and Support		122,637,000		87,553,000		10,000		100,000,000		310,200,000

Support to Operations
Formulation, coordination, monitoring and evaluation of Agency plans, policies, programs and projects; management of databank; information systems; and corporate communications		14,480,000		43,706,000				30,780,000		88,966,000
Project(s)
Locally-Funded Project(s)
Perception Survey on the Challenges in Human Rights Implementation in the Philippines				2,837,000						2,837,000

Sub-total, Support to Operations		14,480,000		46,543,000				30,780,000		91,803,000

Operations
Violations of human rights effectively addressed and remedied		176,368,000		82,168,000						258,536,000

HUMAN RIGHTS PROTECTION PROGRAM		176,368,000		82,168,000						258,536,000

Documentation and management of complaints of human rights violations (HRVs), forensic and medico-legal services, legal assistance and counseling, financial assistance, witness security and other adjunct protection services		170,944,000		68,878,000						239,822,000
Conduct of regular visitations in places of detention and rehabilitation facilities and preventive monitoring of human rights conditions herein		5,424,000		13,290,000						18,714,000
Human rights culture evolved and sustained		28,030,000		44,269,000						72,299,000

HUMAN RIGHTS PROMOTION PROGRAM		28,030,000		44,269,000						72,299,000

Implementation of a continuing program of research, education and information		28,030,000		44,269,000						72,299,000
Human rights mechanism strengthened		2,266,000		64,394,000						66,660,000

804	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

HUMAN RIGHTS POLICY ADVISORY PROGRAM		2,266,000		64,394,000						66,660,000

Formulation and advocacy of human rights policies, plans and programs; and monitoring implementation of international human rights instruments		2,266,000		64,394,000						66,660,000

Sub-total, Operations		206,664,000		190,831,000						397,495,000

TOTAL NEW APPROPRIATIONS	₱	343,781,000	₱	324,927,000	₱	10,000	₱	130,780,000	₱	799,498,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	246,979

Total Permanent Positions	246,979

Other Compensation Common to All
Personnel Economic Relief Allowance	12,624
Representation Allowance	3,036
Transportation Allowance	3,036
Clothing and Uniform Allowance	3,156
Mid-Year Bonus - Civilian	20,582
Year-End Bonus	20,582
Cash Gift	2,630
Step Increment	617
Productivity Enhancement Incentive	2,630

Total Other Compensation Common to All	68,893

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,129

Total Other Compensation for Specific Groups	1,129

Other Benefits
PAG-IBIG Contributions	631
PhilHealth Contributions	2,406
Employees Compensation Insurance Premiums	631
Loyalty Award - Civilian	365
Terminal leave	5,955

Total Other Benefits	9,988

APRIL 29, 2019	OFFICIAL GAZETTE	805
COMMISSION ON HUMAN RIGHTS

Non-Permanent Positions	11,104

Other Personnel Benefits
Pension, Civilian Personnel	5,688

Total Other Personnel Benefits	5,688

Total Personnel Services	343,781

Maintenance and Other Operating Expenses
Travelling Expenses	61,115
Training and Scholarship Expenses	47,509
Supplies and Materials Expenses	25,107
Utility Expenses	16,129
Communication Expenses	19,034
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	5,000
Extraordinary and Miscellaneous Expenses	3,877
Professional Services	47,177
General Services	18,432
Repairs and Maintenance	2,942
Financial Assistance/Subsidy	8,800
Taxes, Insurance Premiums and Other Fees	1,881
Other Maintenance and Operating Expenses
Advertising Expenses	125
Printing and Publication Expenses	7,031
Representation Expenses	10,897
Transportation and Delivery Expenses	3,264
Rent/Lease Expenses	13,065
Membership Dues and Contributions to Organizations	450
Subscription Expenses	3,225
Donations	21,200
Other Maintenance and Operating Expenses	3,667

Total Maintenance and Other Operating Expenses	324,927

Financial Expenses
Bank Charges	10

Total Financial Expenses	10

Total Current Operating Expenditures	668,718

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	15,000
Buildings and Other Structures	85,000
Machinery and Equipment Outlay	24,524
Furniture, Fixtures and Books Outlay	560
Intangible Assets Outlay	5,696

Total Capital Outlays	130,780

TOTAL NEW APPROPRIATIONS	799,498

806	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	31,498,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	7,081,000	₱	11,390,000			₱	18,471,000
Operations				13,027,000				13,027,000
HUMAN RIGHTS EDUCATION PROGRAM				13,027,000				13,027,000

TOTAL NEW APPROPRIATIONS	₱	7,081,000	₱	24,417,000			₱	31,498,000

Special Provision(s)

1.    Trust Receipts for the Human Rights Violations Victims’ Memorial Commission. The amount of Three Hundred Sixteen Million Fifty Nine Thousand Eight Hundred Twenty Nine Pesos and Eighty Three Centavos (₱316,059,829.83) as certified by the Bureau of the Treasury on May 20, 2016 representing accrued interest on the Ten Billion Pesos (₱10,000,000,000) fund of the HRVCB for the period 27 March 2014 to 31 March 2016, shall be used for the establishment, restoration, preservation and conservation of the memorial, museum, library and compendium in honor of the human rights violation victims during the Marcos regime in accordance with Section 27 of R.A. No. 10368. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2.    Reporting and Posting Requirements. The Human Rights Violations Victims’ Memorial Commission (HRVVMC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	HRVVMC’s website.

The HRVVMC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	807
COMMISSION ON HUMAN RIGHTS

PROGRAMS
General Administration and Support
General Management and Supervision			₱	11,390,000	₱	11,390,000
Administration of Personnel Benefits	₱	7,081,000				7,081,000

Sub-total, General Administration and Support		7,081,000		11,390,000		18,471,000

Operations
Establishment, restoration, preservation of the Memorial/Museum/Library/Compendium developed and sustained				13,027,000		13,027,000

HUMAN RIGHTS EDUCATION PROGRAM				13,027,000		13,027,000

Memorialization of the Lessons of the Martial Law Atrocities				13,027,000		13,027,000

Sub-total, Operations				13,027,000		13,027,000

TOTAL NEW APPROPRIATIONS	₱	7,081,000	₱	24,417,000	₱	31,498,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	7,081

Total Other Compensation for Specific Groups	7,081

Total Personnel Services	7,081

Maintenance and Other Operating Expenses
Travelling Expenses	1,760
Training and Scholarship Expenses	4,613
Supplies and Materials Expenses	3,121
Utility Expenses	1,235
Communication Expenses	741
Professional Services	6,050
General Services	4,602

808	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Other Maintenance and Operating Expenses
Advertising Expenses	52
Printing and Publication Expenses	154
Representation Expenses	131
Rent/Lease Expenses	1,780
Subscription Expenses	178

Total Maintenance and Other Operating Expenses	24,417

TOTAL NEW APPROPRIATIONS	31,498

APRIL 29, 2019	OFFICIAL GAZETTE	809
COMMISSION ON HUMAN RIGHTS

GENERAL SUMMARY
COMMISSION ON HUMAN RIGHTS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. COMMISSION ON HUMAN RIGHTS	₱	343,781,000	₱	324,927,000	₱	10,000	₱	130,780,000	₱	799,498,000
B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION		7,081,000		24,417,000						31,498,000

TOTAL NEW APPROPRIATIONS, COMMISSION ON HUMAN RIGHTS	₱	350,862,000	₱	349,344,000	₱	10,000	₱	130,780,000	₱	830,996,000

810	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A.1. NATIONAL DAIRY AUTHORITY

For subsidy requirements in accordance with the programs, as indicated hereunder	₱271,441,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	25,783,000		₱	25,783,000
Support to Operations			35,940,000			35,940,000
Operations			209,718,000			209,718,000

DAIRY INDUSTRY DEVELOPMENT PROGRAM			209,718,000			209,718,000

TOTAL NEW APPROPRIATIONS		₱	271,441,000		₱	271,441,000

Special Provision(s)

1.    Subsidy to the National Dairy Authority. The amount of Two Hundred Nine Million Seven Hundred Eighteen Thousand Pesos (₱209,718,000) appropriated herein under the subsidy for the National Dairy Authority (NDA) shall be used for the implementation of the Dairy Industry Development Program.

The NDA shall ensure that implementation of the foregoing shall directly benefit small farmers registered under the Registry System for Basic Sectors in Agriculture, with priority given to the provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NDA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	25,783,000		₱	25,783,000

Sub-total, General Administration and Support			25,783,000			25,783,000

Support to Operations
Industry Support Program			35,940,000			35,940,000

Sub-total, Support to Operations			35,940,000			35,940,000

APRIL 29, 2019	OFFICIAL GAZETTE	811
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Operations
Growth and competitiveness of the dairy sector enhanced		209,718,000		209,718,000

DAIRY INDUSTRY DEVELOPMENT PROGRAM		209,718,000		209,718,000

Dairy herd build-up		141,075,000		141,075,000
Dairy enterprise development		68,643,000		68,643,000

Sub-total, Operations		209,718,000		209,718,000

TOTAL NEW APPROPRIATIONS	₱	271,441,000	₱	271,441,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	271,441

Total Maintenance and Other Operating Expenses	271,441

Total Current Operating Expenditures	271,441

TOTAL NEW APPROPRIATIONS	271,441

A.2. NATIONAL FOOD AUTHORITY

For subsidy requirements in accordance with the program(s), indicated hereunder	₱	7,000,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	7,000,000,000		₱	7,000,000,000

BUFFER STOCKING PROGRAM			7,000,000,000			7,000,000,000

TOTAL NEW APPROPRIATIONS			7,000,000,000			7,000,000,000

Special Provision(s)

1.    Subsidy to the National Food Authority. The amount of Seven Billion Pesos (₱7,000,000,000) appropriated herein under the subsidy to the National Food Authority (NFA) shall be used for the implementation of the Buffer Stocking Program of the NFA. The NFA shall buy directly from farmers, except in case of calamities, fortuitous events, or shortfall in production, where the NFA is authorized to import rice upon recommendation of the NFA Council and approval by the President of the Philippines. The pricing scheme for imported rice shall, as far as practicable, consider the full recovery cost.

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2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NFA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Food security for rice and corn ensured
BUFFER STOCKING PROGRAM		₱	7,000,000,000		₱	7,000,000,000

Local palay procurement			7,000,000,000			7,000,000,000

Sub-total, Operations			7,000,000,000			7,000,000,000

TOTAL NEW APPROPRIATIONS		₱	7,000,000,000		₱	7,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy
Total Maintenance and Other Operating Expenses	7,000,000

Total Current Operating Expenditures	7,000,000

TOTAL NEW APPROPRIATIONS	7,000,000

A.3. PHILIPPINE COCONUT AUTHORITY

For subsidy requirements in accordance with the programs and projects as indicated hereunder	₱	1,236,356,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	117,356,000		₱	117,356,000

APRIL 29, 2019	OFFICIAL GAZETTE	813
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Operations		1,119,000,000		1,119,000,000

COCONUT INDUSTRY DEVELOPMENT PROGRAM		1,075,800,000		1,075,800,000
OIL PALM INDUSTRY DEVELOPMENT PROGRAM		43,200,000		43,200,000

TOTAL NEW APPROPRIATIONS	₱	1,236,356,000	₱	1,236,356,000

Special Provision(s)

1.    Coconut Development Fund and Coconut Consumers Stabilization Fund. The amount of Fifteen Million Pesos (₱15,000,000) shall be used for the development of the coconut industry sourced from service fees on dessicated coconut and from levies on copra rececada, constituted into the Coconut Development Fund and Coconut Consumers Stabilization Fund in accordance with Section 14 of R.A. No. 1145 and Section 1, Article III of P.D. No. 1468, respectively.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2.    Subsidy to the Philippine Coconut Authority. The amount of One Billion Seventy Five Million Eight Hundred Thousand Pesos (₱l,075,800,000) appropriated herein under subsidy for the Philippine Coconut Authority (PCA) shall be used for the Coconut Industry Development Program.

In the implementation of said projects, the PCA shall give priority to major coconut producing provinces and other provinces identified in the Focus Geographical Areas in accordance with National Budget Memorandum No. 126 dated April 4, 2016.

3.    Coconut Palms as Natural Wind Breakers. In the implementation of its programs, projects and activities, the PCA shall encourage farmers to adopt the method of planting coconut palms to act as natural mind breakers along coastal areas.

4.    Prior Years’ Subsidy Releases from the National Government. The PCA is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PCA shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the PCA’s Board of Directors, to be submitted to the DBM for further approval.

5.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Coconut Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	117,356,000		₱	117,356,000

Sub-total, General Administration and Support			117,356,000			117,356,000

Operations
Growth and competitiveness of the Coconut and Oil Palm Industry Enhanced			1,119,000,000			1,119,000,000

COCONUT INDUSTRY DEVELOPMENT PROGRAM			1,075,800,000			1,075,800,000

COCONUT ENTERPRISE DEVELOPMENT (COED) SUBPROGRAM			24,922,000			24,922,000

KAANIB-Community/Household Level Coconut Processing			24,922,000			24,922,000

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COCONUT PRODUCTIVITY ENHANCEMENT (CPE) SUBPROGRAM		994,600,000		994,600,000

Farm Production and Extension Services		106,440,000		106,440,000
Project(s)
Locally-Funded Project(s)		888,160,000		888,160,000

Coconut Planting/Replanting Project		476,000,000		476,000,000
Coconut Fertilization Project		225,489,000		225,489,000
KAAKIB-Coconut Intercropping Project (CIP)		13,565,000		13,565,000
Seedfarm Development Project		10,000,000		10,000,000
Coconut Hybridization Project		163,106,000		163,106,000
COCONUT RESEARCH AND DEVELOPMENT SUBPROGRAM		56,278,000		56,278,000

Conduct of Coconut Research		56,278,000		56,278,000
OIL PALM INDUSTRY DEVELOPMENT PROGRAM		43,200,000		43,200,000

OIL PALM PRODUCTIVITY ENHANCEMENT SUBPROGRAM		43,200,000		43,200,000

Locally-Funded Project(s)
Smallholders Oil Palm Plantation Development Project		43,200,000		43,200,000

Sub-total, Operations		1,119,000,000		1,119,000,000

TOTAL NEW APPROPRIATIONS	₱	1,236,356,000	₱	1,236,356,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				1,236,356

Total Maintenance and Other Operating Expenses				1,236,356

Total Current Operating Expenditures				1,236,356

TOTAL NEW APPROPRIATIONS				1,236,356

A.4. PHILIPPINE CROP INSURANCE CORPORATION

For subsidy requirements in accordance with the program, as indicated hereunder	₱	3,500,000,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

APRIL 29, 2019	OFFICIAL GAZETTE	815
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Operations	₱	3,500,000,000	₱	3,500,000,000

CROP INSURANCE PROGRAM		3,500,000,000		3,500,000,000

Total, Programs		3,500,000,000		3,500,000,000

TOTAL NEW APPROPRIATIONS	₱	3,500,000,000	₱	3,500,000,000

Special Provision(s)

1.    Subsidy to the Philippine Crop Insurance Corporation. The amount of Three Billion Five Hundred Million Pesos (₱3,500,000,000) appropriated herein under the subsidy to the Philippine Crop Insurance Corporation (PCIC) shall be used for the full insurance premiums of subsistence farmers and fisherfolk to cover crop, livestock, fisheries and non-crop agricultural asset. The PCIC shall ensure that the beneficiaries identified are registered under the Registry System for Basic Sectors in Agriculture and are not insured for the same types of insurance, with priority given to those in localities declared as critical geo-hazard areas or no build-zones identified by the Mines and Geo-Sciences Bureau.

Release of funds shall be subject to the submission of the list of subsistence farmers and fisherfolk duly endorsed by the DA.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCIC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Financial risk protection for agricultural producers increased		₱	3,500,000,000		₱	3,500,000,000

CROP INSURANCE PROGRAM			3,500,000,000			3,500,000,000

Agricultural insurance for farmers and fisherfolk under the RSBSA			3,500,000,000			3,500,000,000

Sub-total, Operations			3,500,000,000			3,500,000,000

TOTAL NEW APPROPRIATIONS		₱	3,500,000,000		₱	3,500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	3,500,000

Total Maintenance and Other Operating Expenses	3,500,000

Total Current Operating Expenditures	3,500,000

TOTAL NEW APPROPRIATIONS	3,500,000

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A.5. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

For the subsidy requirements in accordance with the projects as indicated hereunder	₱	765,190,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	765,190,000		₱	765,190,000

FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM			765,190,000			765,190,000

TOTAL NEW APPROPRIATIONS		₱	765,190,000		₱	765,190,000

Special Provision(s)

1.    Subsidy to the Philippine Fisheries Development Authority. The amount of Seven Hundred Sixty Five Million One Hundred Ninety Thousand Pesos (₱765,190,000) appropriated herein as subsidy for the Philippine Fisheries Development Authority (PFDA) shall be used for the implementation of the Fisheries Infrastructure Development Program.

Release of funds shall be subject to the submission of a favourable feasibility study on the viability of sites for fish port investment and a program of work for each project.

2.    Prior Years’ Subsidy Releases from the National Government. The PFDA is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PFDA shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the PFDA’s Board of Directors, to be submitted to the DBM for further approval.

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PFDA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
Operations
Fish ports and other post-harvest facilities and services enhanced		₱	765,190,000		₱	765,190,000

FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM			765,190,000			765,190,000

Project(s)
Locally-Funded Project(s)			765,190,000			765,190,000

Construction/Rehabilitation/Improvement of Fish Ports			765,190,000			765,190,000

TOTAL NEW APPROPRIATIONS		₱	765,190,000		₱	765,190,000

APRIL 29, 2019	OFFICIAL GAZETTE	817
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	765,190

Total Maintenance and Other Operating Expenses	765,190

Total Current Operating Expenditures	765,190

TOTAL NEW APPROPRIATIONS	765,190

A.6. PHILIPPINE RICE RESEARCH INSTITUTE

For subsidy requirements in accordance with the programs and projects, as indicated hereunder	₱	771,509,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	248,286,000		₱	248,286,000
Operations			523,223,000			523,223,000

RESEARCH AND DEVELOPMENT PROGRAM			523,223,000			523,223,000

TOTAL NEW APPROPRIATIONS		₱	771,509,000		₱	771,509,000

Special Provision(s)

1.    Subsidy to the Philippine Rice Research Institute. The amount of Five Hundred Twenty Three Million TWO Hundred Twenty Three Thousand Pesos (₱523,223,000) appropriated herein as subsidy for Philippine Rice Research Institute (PhilRice) shall be used for its Rice Research and Development Program, consistent with the National Rice Program of the DA.

2.    Projects under United States Public Law 480 Title I Program. Of the amounts appropriated herein, Ninety Four Million Eight Hundred Two Thousand Pesos (₱94,802,000) sourced from the United States Public Law 480 Title I program shall be used for the implementation of the project, Strengthening the Rice Biotechnology Center at PhilRice, subject to submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s.1987.

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PRRI.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

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General Administration and Support
General Management and Supervision	₱	248,286,000	₱	248,286,000

Sub-total, General Administration and Support		248,286,000		248,286,000

Operations
Adoption of high-quality seeds of developed/released rice varieties and other technologies increased		523,223,000		523,223,000

RESEARCH AND DEVELOPMENT PROGRAM		523,223,000		523,223,000

Conduct of regional rice research for development programs for Luzon, Visayas, and Mindanao		395,221,000		395,221,000
Modernizing rice research laboratories		25,200,000		25,200,000
Projects
Foreign-Assisted Project(s)		102,802,000		102,802,000

Strengthening the Rice Biotechnology Center at PhilRice		102,802,000		102,802,000

Loan Proceeds		94,802,000		94,802,000

Region III - Central Luzon		94,802,000		94,802,000

GOP Counterpart		8,000,000		8,000,000

Region III - Central Luzon		8,000,000		8,000,000

Sub-total, Operations		523,223,000		523,223,000

TOTAL NEW APPROPRIATIONS	₱	771,509,000	₱	771,509,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	771,509

Total Maintenance and Other Operating Expenses	771,509

Total Current Operating Expenditures	771,509

TOTAL NEW APPROPRIATIONS	771,509

APRIL 29, 2019	OFFICIAL GAZETTE	819
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A.7. SUGAR REGULATORY ADMINISTRATION

For subsidy requirements in accordance with the project(s) as indicated hereunder	₱	500,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	500,000,000		₱	500,000,000

SUGARCANE INDUSTRY DEVELOPMENT PROGRAM			500,000,000			500,000,000

TOTAL NEW APPROPRIATIONS		₱	500,000,000		₱	500,000,000

Special Provision(s)

1.    Subsidy to the Sugar Regulatory Administration. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein under the subsidy to the Sugar Regulatory Administration (SRA) shall be used for the implementation of the Sugarcane Industry Development Program.

2.    Farm-to-Mill Road Projects. Of the amount appropriated herein, the amount of One Hundred Fifty Million Pesos (₱150,000,000) shall be used for Farm-to-Mill Road (FMR) projects which shall be released directly to the DPWH for the construction or rehabilitation of bridges and FMRs in key sugarcane producing provinces in accordance with the approved FMR Master Plan. For this purpose, the SRA shall ensure that: (i) the Master Plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMRs, as well as a list of priority FMR projects, which must be connected to the national highways or arterial roads leading to sugarcane plantations, farms, and areas of influence; and (ii) the FMRs implemented are properly geo-tagged.

The approved Master Plan shall be regularly updated to prioritize: (a) sugarcane plantations of at least one hundred (100) hectares which leads to block farms, small farms, and expansion areas; (b) sugarcane farms and expansion areas of at least one hundred (100) hectares regardless of farm sizes and ownership; and (c) sugarcane area of influence of at least ten (10) hectares.

Release of funds shall be subject to submission of a MOA between SRA and DPWH which shall contain the project description coverage, outline of milestone, measures of success, bill of materials and its corresponding costs.

Upon completion of the construction or rehabilitation of the FMRs, the DPWH shall turn over the management and ownership thereof to the LGU concerned, which shall commit to shoulder the operations, repair, and maintenance costs thereof.

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SRA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAM
Operations
Growth and competitiveness of the sugarcane industry sustained		₱	500,000,000		₱	500,000,000

SUGARCANE INDUSTRY DEVELOPMENT PROGRAM			500,000,000			500,000,000

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Project(s)
Locally-Funded Project(s)	500,000,000		500,000,000

Implementation of Block Farm Production Support and Extension Services	300,000,000		300,000,000
Construction of Farm-to-Mill Roads	117,740,000		117,740,000
Bridge Construction	32,260,000		32,260,000
Provision of Scholarship for Children of Sugarcane Producers/Farmers	50,000,000		50,000,000

Sub-total, Operations	500,000,000		500,000,000

TOTAL NEW APPROPRIATIONS	500,000,000	₱	500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	500,000

Total Maintenance and Other Operating Expenses	500,000

Total Current Operating Expenditures	500,000

TOTAL NEW APPROPRIATIONS	500,000

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

For subsidy requirements in accordance with the program(s) and project(s) as indicated hereunder	₱	1,067,944,000

New Appropriations, by Program

	Current Operating Expenditures			Capital Outlays	Total
	Personnel Services	Maintenance and Other Operating Expenses
PROGRAMS
Operations
NATIONAL RURAL ELECTRIFICATION PROGRAM		₱	1,067,944,000		₱	1,067,944,000

TOTAL NEW APPROPRIATIONS		₱	1,067,944,000		₱	1,067,944,000

APRIL 29, 2019	OFFICIAL GAZETTE	821
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1.    Subsidy to the National Electrification Administration. The amount of One Billion Twenty Seven Million Nine Hundred Forty Four Thousand Pesos (₱l,027,944,000) appropriated herein under the subsidy to NEA shall be used for the implementation of the National Rural Electrification Program.

The NEA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding two percent (2%) of the project cost. The authorized EAO expenses shall be limited to: (i) pre-construction activities after detailed engineering; (ii) construction project management; (iii) testing and quality control; (iv) acquisition, rehabilitation and repair of related equipment and parts; and (v) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

In the implementation of the Sitio Electrification Projects, the NEA shall observe the following:

(a)

Prioritize sitios where the absolute number of indigents and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA as well as those with the high probability of being energized;

(b)

Loans outlay to electric cooperatives shall be recorded as equity contribution of the National Government to NEA when its authorized capitalization is increased by law, while grants thereto remain to be treated as subsidy; and

(c)	Prohibition on the use of subsidy for the payment of salaries, allowances, incentives, separation or retirement benefits.

Release of funds for Sitio Electrication Projects shall be subject to the submission of a certification from the barangay chairperson on the population and number of houses per sitio, map of the municipality or city indicating the sitios and barangays to be energized and cost of energizing a sitio.

2.    Subsidy for the Quick Response Fund. The amount appropriated herein as subsidy for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the replacement, reconstruction, rehabilitation or repair of distribution facilities in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

3.    Prior Years’ Subsidy Releases from the National Government. The NEA is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NEA shall prepare a work program and financial plan covering the projects or activities to be funded from the prior years’ subsidies which shall be subject to the approval of the NEA’s Board of Administrators, to be submitted to the DBN for further approval.

4.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NEA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to electrification expanded		₱	1,067,944,000		₱	1,067,944,000

NATIONAL RURAL ELECTRIFICATION PROGRAM			1,067,944,000			1,067,944,000

Sitio Electrification Sub-program			1,067,944,000			1,067,944,000

Project(s)			1,067,944,000			1,067,944,000

Locally-Funded Project(s)			1,067,944,000			1,067,944,000

Sitio Electrification Project			862,944,000			862,944,000
Quick Response Fund			20,000,000			20,000,000

822	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Strategized Sitio Electrification for Off-grid Rural Electrification through Renewable Energy		12,000,000		12,000,000
Strategized Household Electrification for Off-grid Rural Electrification through Renewable Energy		153,000,000		153,000,000
Installation of Solar Panels in Public Schools		20,000,000		20,000,000

Sub-total, Operations		1,067,944,000		1,067,944,000

TOTAL NEW APPROPRIATIONS	₱	1,067,944,000	₱	1,067,944,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,067,944,000

Total Maintenance and Other Operating Expenses	1,067,944,000

Total Current Operating Expenditures	1,067,944,000

TOTAL NEW APPROPRIATIONS	1,067,944,000

B.2. NATIONAL POWER CORPORATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	1,028,986,000

New Appropriations, by Program

	Current Operation Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	1,028,986,000		₱	1,028,986,000

MISSIONARY ELECTRIFICATION PROGRAM			1,028,986,000			1,028,986,000

TOTAL NEW APPROPRIATIONS		₱	1,028,986,000		₱	1,028,986,000

Special Provision(s)

1.    Subsidy to the National Power Corporation. The amount appropriated herein under the subsidy to NPC shall be used for the capital requirements of the Missionary Electrification Program.

Release of funds shall be subject to the submission of: (i) program of work for each Small Power Utilities Group plant covered indicating the project description and implementation schedule; and (ii) originating letter request from electric cooperatives which shall contain the description of work.

2.    Prior Years’ Subsidy Releases from the National Government. The NPC is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NPC shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the NPC’s Board of Directors, to be submitted to the DBM for further approval.

APRIL 29, 2019	OFFICIAL GAZETTE	823
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NPC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to electrification expanded		₱	1,028,986,000		₱	1,028,986,000

MISSIONARY ELECTRIFICATION PROGRAM			1,028,986,000			1,028,986,000

Commissioning of additional generating capacity			533,004,000			533,004,000
Project(s)
Locally-Funded Projects			495,982,000			495,982,000

Construction of Transmission Line and Substation Facilities			495,982,000			495,982,000

Rehabilitation of the Puerto Galera - Mamburao 69KV Transmission Line			240,625,000			240,625,000
Mindoro-Pinamalayan Substation Project			127,679,000			127,679,000
Mindoro-Sablayan Substation Project			127,678,000			127,678,000

Sub-total, Operations			1,028,986,000			1,028,986,000

TOTAL NEW APPROPRIATIONS		₱	1,028,986,000		₱	1,028,986,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						1,028,986,000

Total Maintenance and Other Operating Expenses						1,028,986,000

Total Current Operating Expenditures						1,028,986,000

TOTAL NEW APPROPRIATIONS						1,028,986,000

824	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

C. DEPARTMENT OF FINANCE

C.1. LAND BANK OF THE PHILIPPINES

For subsidy requirements in accordance with the project(s), as indicated hereunder	₱	36,488,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	36,488,000,000		₱	36,488,000,000

DEVELOPMENT FINANCING PROGRAM			36,488,000,000			36,488,000,000

TOTAL NEW APPROPRIATIONS		₱	36,488,000,000		₱	36,488,000,000

Special Provision(s)

1.    Subsidy for the Tax Reform Cash Transfer Project. The amount of Thirty Six Billion Four Hundred Eighty Eight Million Pesos (₱36,488,000,000) appropriated herein under the subsidy for the Tax Reform Cash Transfer Project shall be used by the Land Bank of the Philippines (LBP) to grant cash transfer support, including the payment of bank service fees and management costs, to the first to seventh income deciles in the poorest households identified by the DSMD based on the list of beneficiaries registered in the National Household Targeting System for Poverty Reduction or Listahanan, in order to mitigate the moderate and temporary increases in prices due to the enforcement of the comprehensive tax reform program.

Release of funds shall be subject to the guidelines issued by the DSMD in coordination with the LBP.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the LBP.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Strengthen Balance Sheet and Increase Lending to Priority Areas		₱	36,488,000,000		₱	36,488,000,000

DEVELOPMENT FINANCING PROGRAM			36,488,000,000			36,488,000,000

Project(s)
Locally-Funded Project(s)			36,488,000,000			36,488,000,000

Tax Reform Cash Transfer Project			36,488,000,000			36,488,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	825
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Sub-total, Operations		36,488,000,000	₱	36,488,000,000

TOTAL NEW APPROPRIATIONS	₱	36,488,000,000	₱	36,488,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				36,488,000

Total Maintenance and Other Operating Expenses				36,488,000

Total Current Operating Expenditures				36,488,000

TOTAL NEW APPROPRIATIONS				36,488,000

C.2. PHILIPPINE TAX ACADEMY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	114,638,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	114,638,000		₱	114,638,000

SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM			114,638,000			114,638,000

TOTAL NEW APPROPRIATIONS		₱	114,638,000		₱	114,638,000

Special Provision(s)

1.    Subsidy to the Philippine Tax Academy. The amount of One Hundred Fourteen Million Six Hundred Thirty Eight Thousand Pesos (₱114,638,000) appropriated herein under the subsidy for the Philippine Tax Academy (PTA) shall be used for the implementation of the Specialized Tax Training and Education Management Program.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PTA.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

826	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations
Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel	₱	114,638,000	₱	114,638,000

SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM		114,638,000		114,638,000

Administration and Management of Specialized Tax Training and Education		114,638,000		114,638,000

Sub-total, Operations		114,638,000		114,638,000

TOTAL NEW APPROPRIATIONS	₱	114,638,000	₱	114,638,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				114,638

Total Maintenance and Other Operating Expenses				114,638

Total Current Operating Expenditures				114,638

TOTAL NEW APPROPRIATIONS				114,638

D. DEPARTMENT OF HEALTH

D.1. LUNG CENTER OF THE PHILIPPINES

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	232,870,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	232,870,000		₱	232,870,000

HOSPITAL SERVICES PROGRAM			232,870,000			232,870,000

TOTAL NEW APPROPRIATIONS		₱	232,870,000		₱	232,870,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Lung Center of the Philippines.

APRIL 29, 2019	OFFICIAL GAZETTE	827
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to quality and affordable pulmonary health care services assured		₱	232,870,000		₱	232,870,000

HOSPITAL SERVICES PROGRAM			232,870,000			232,870,000

Assistance to indigent patients			211,870,000			211,870,000
Acquisition of various medical equipment and machineries			21,000,000			21,000,000

Sub-total, Operations			232,870,000			232,870,000

TOTAL NEW APPROPRIATIONS		₱	232,870,000		₱	232,870,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	232,870

Total Maintenance and Other Operating Expenses	232,870

Total Current Operating Expenditures	232,870

TOTAL NEW APPROPRIATIONS	232,870

D.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	884,864,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

828	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

General Administration and Support	₱	204,000,000	₱	204,000,000
Operations		680,864,000		680,864,000

HOSPITAL SERVICES PROGRAM		680,864,000		680,864,000

TOTAL NEW APPROPRIATION	₱	884,864,000	₱	884,864,000

Special Provision(s)

1.    Subsidy to the National Kidney and Transplant Institute. The amount of Two Hundred Four Million Pesos (₱204,000,000) appropriated herein under the subsidy for the National Kidney and Transplant Institute (NKTI) shall be used exclusively for the amortization payments to the MHA for acquisition of the land where the NKTI is situated and shall not be modified.

2.    Prior Years’ Subsidy Releases from the National Government. The NKTI is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NKTI shall prepare a work program and financial plan covering the projects or activities to be funded from the prior years’ subsidies which shall be subject to the approval of the NKTI’s Board of Trustees, to be submitted to the DBM for further approval.

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NKTI.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	204,000,000		₱	204,000,000

Sub-total, General Administration and Support			204,000,000			204,000,000

Operations
Access to quality and affordable renal health care services assured			680,864,000		₱	680,864,000

HOSPITAL SERVICES PROGRAM			680,864,000			680,864,000

Assistance to indigent patients			680,864,000			680,864,000

Sub-total, Operations			680,864,000			680,864,000

TOTAL NEW APPROPRIATIONS		₱	884,864,000		₱	884,864,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						884,864

APRIL 29, 2019	OFFICIAL GAZETTE	829
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Maintenance and Other Operating Expenses	884,864

Total Current Operating Expenditures	884,864

TOTAL NEW APPROPRIATIONS	884,864

D.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	1,083,063,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	1,083,063,000		₱	1,083,063,000

HOSPITAL SERVICES PROGRAM			921,900,000			921,900,000
TRAINING AND RESEARCH DEVELOPMENT PROGRAM			161,163,000			161,163,000

TOTAL NEW APPROPRIATIONS		₱	1,083,063,000		₱	1,083,063,000

Special Provision(s)

1.    Prior Years’ Subsidy Releases from the National Government. The Philippine Children’s Medical Center (PCMC) is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PCMC shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the PCMC’s Board of Trustees, to be submitted to the DBM for further approval.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCMC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to quality and affordable tertiary pediatric health care services assured		₱	1,083,063,000		₱	1,083,063,000

HOSPITAL SERVICES PROGRAM			921,900,000			921,900,000

Assistance to indigent patients			663,022,000			663,022,000
Acquisition of various medical equipment			62,646,000			62,646,000

830	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Project(s)
Locally-Funded Project(s)		196,232,000		196,232,000

Construction of New Building		75,800,000		75,800,000
Establishment/Completion/Renovation and Expansion of Facilities		120,432,000		120,432,000
TRAINING AND RESEARCH DEVELOPMENT PROGRAM		161,163,000		161,163,000

Conduct of research and development activities		10,744,000		10,744,000
Education and training for health professionals		150,419,000		150,419,000

Sub-total, Operations		1,083,063,000		1,083,063,000

TOTAL NEW APPROPRIATIONS	₱	1,083,063,000	₱	1,083,063,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy		1,083,063

Total Maintenance and Other Operating Expenses		1,083,063

Total Current Operating Expenditures		1,083,063

TOTAL NEW APPROPRIATIONS		1,083,063

D.4. PHILIPPINE HEALTH INSURANCE CORPORATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	67,353,360,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	67,353,360,000		₱	67,353,360,000

NATIONAL HEALTH INSURANCE PROGRAM			67,353,360,000			67,353,360,000

TOTAL NEW APPROPRIATIONS		₱	67,353,360,000		₱	67,353,360,000

APRIL 29, 2019	OFFICIAL GAZETTE	831
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1.    Subsidy for the National Health Insurance Program. The amount of Sixty Seven Billion Three Hundred Fifty Three Million Three Hundred Sixty Thousand Pesos (P67,353,360,000) appropriated herein under the subsidy for the National Health Insurance Program shall be used for the health insurance premiums of indigents under the National Household Targeting System for Poverty Reduction or as identified by the DSWD, senior citizens pursuant to R.A. No. 10645 and financially-incapable Point-of-Service patients, and beneficiaries under the Payapa at Masaganang Pamayanan Program or as identified by the OPAPP.

In no case shall PhilHealth charge administrative cost more than four percent (4%) of the premium contributions collected during the immediately preceding year in accordance with Section 26 of R.A. No. 10606.

Release of funds shall be subject to the submission of the billing indicating the names of enrollees approved by the PhilHealth Board.

The PhilHealth shall bill, on annual basis, the DBM of the premium contributions, chargeable against the amount appropriated herein.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations emumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PhilHealth.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Financial risk protection improved		₱	67,353,360,000		₱	67,353,360,000

NATIONAL HEALTH INSURANCE PROGRAM			67,353,360,000			67,353,360,000

Health insurance coverage under the Sin Tax Law			67,237,630,000			67,237,630,000
Project(s)
Locally-Funded Project(s)			115,730,000			115,730,000

Special Purpose Insurance Coverage			115,730,000			115,730,000

Sub-total, Operations			67,353,360,000			67,353,360,000

TOTAL NEW APPROPRIATIONS		₱	67,353,360,000		₱	67,353,360,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						67,353,360

Total Maintenance and Other Operating Expenses						67,353,360

Total Current Operating Expenditures						67,353,360

TOTAL NEW APPROPRIATIONS						67,353,360

832	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

D.5. PHILIPPINE HEART CENTER

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	1,183,893,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	1,183,893,000		₱	1,183,893,000

HOSPITAL SERVICES PROGRAM			1,183,893,000			1,183,893,000

TOTAL NEW APPROPRIATIONS		₱	1,183,893,000		₱	1,183,893,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Heart Center.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to quality and affordable cardiovascular services assured		₱	1,183,893,000		₱	1,183,893,000

HOSPITAL SERVICES PROGRAM			1,183,893,000			1,183,893,000

Assistance to indigent patients			1,176,893,000			1,176,893,000
Locally-Funded Project(s)			7,000,000			7,000,000

Conversion of former Renal and Metabolic Division to Central Supply Service Expansion and Pharmacy Storage Area			7,000,000			7,000,000

Sub-total, Operations			1,183,893,000			1,183,893,000

TOTAL NEW APPROPRIATIONS		₱	1,183,893,000		₱	1,183,893,000

APRIL 29, 2019	OFFICIAL GAZETTE	833
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,183,893

Total Maintenance and Other Operating Expenses	1,183,893

Total Current Operating Expenditures	1,183,893

TOTAL NEW APPROPRIATIONS	1,183,893

D.6. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	142,619,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	100,229,000		₱	100,229,000
Operations			42,390,000			42,390,000

TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM			42,390,000			42,390,000

TOTAL NEW APPROPRIATIONS		₱	142,619,000		₱	142,619,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Institute of Traditional and Alternative Health Care.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	100,229,000		₱	100,229,000

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Sub-total, General Administration and Support		100,229,000		100,229,000

Operations
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved		42,390,000		42,390,000

TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM		42,390,000		42,390,000

Research and development of T&CM products, services and technologies		34,465,000		34,465,000
Social advocacy and training on T&CM modalities		6,325,000		6,325,000
Regulation of traditional and alternative medicine practice		1,600,000		1,600,000

Sub-total, Operations		42,390,000		42,390,000

TOTAL NEW APPROPRIATIONS	₱	142,619,000	₱	142,619,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	142,619

Total Maintenance and Other Operating Expenses	142,619

Total Current Operating Expenditures	142,619

TOTAL NEW APPROPRIATIONS	142,619

E. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

E.1. LOCAL WATER UTILITIES ADMINISTRATION

For subsidy requirements in accordance with the project(s) as indicated hereunder	₱	325,317,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	325,317,000		₱	325,317,000

WATER SUPPLY AND SANITATION PROGRAM			325,317,000			325,317,000

TOTAL NEW APPROPRIATIONS		₱	325,317,000		₱	325,317,000

APRIL 29, 2019	OFFICIAL GAZETTE	835
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Special Provision(s)

1.    Subsidy to the Local Water Utilities Administration. The amount of Three Hundred Twenty Five Million Three Hundred Seventeen Thousand Pesos (₱325,317,000) appropriated herein under the subsidy to the Local Water Utilities Administration (LWUA) shall be used for the installation of service connections in the NHA’s Resettlement Areas.

2.    Prior Years’ Subsidy Releases from the National Government. The LWUA is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the LWUA shall prepare a work program and financial plan covering the projects or activities to be funded from the prior years’ subsidies which shall be subject to the approval of the LWUA’s Board of Directors, to be submitted to the DBM for further approval.

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the LWUA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access of Filipinos to adequate Level III water supply and sanitation system improved		₱	325,317,000		₱	325,317,000

WATER SUPPLY AND SANITATION PROGRAM			325,317,000			325,317,000

Provision of Level III potable water supply and adequate sanitation system			325,317,000			325,317,000

Installation of service connections in the NHA’s Resettlement Areas			325,317,000			325,317,000

Sub-total, Operations			325,317,000			325,317,000

TOTAL NEW APPROPRIATIONS		₱	325,317,000		₱	325,317,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	325,317

Total Maintenance and Other Operating Expenses	325,317

Total Current Operating Expenditures	325,317

TOTAL NEW APPROPRIATIONS	325,317

836	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

F. DEPARTMENT OF TOURISM

F.1. TOURISM INFRASTRUCTURE AND ENTERPRISE ZONE AUTHORITY

For subsidy requirements in accordance with the program(s)/projects, as indicated hereunder	₱	410,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	410,000,000			410,000,000

HISTORICAL, CULTURAL, RELIGIOUS, HERITAGE SITES, AND PRIME TOURISM DESTINATION PROGRAM			410,000,000			410,000,000

TOTAL NEW APPROPRIATIONS		₱	410,000,000		₱	410,000,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Tourism Infrastructure and Enterprise Zone Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
HISTORICAL, CULTURAL, RELIGIOUS, HERITAGE SITES, AND PRIME TOURISM DESTINATION PROGRAM		₱	410,000,000		₱	410,000,000

Project(s)
Locally-Funded Project(s)			410,000,000			410,000,000

1. Restoration of Corregidor in honor and remembrance of the over 20,000 heroes who died fighting for the country and world peace			30,000,000			30,000,000
2. Historical Masterplan of Intramuros, Manila			60,000,000			60,000,000
3. Olongapo Museum, Subic Bay Metropolitan Authority, Zambales			50,000,000			50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	837
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

4. Cavite Historical Trail Masterplan		30,000,000		30,000,000
5. Lights and Sounds, Victories of the Revolution, Imus Cavite		40,000,000		40,000,000
6. Construction of Inang Laya Flag Monument at Heritage Park, Alapan II, Imus, Cavite		40,000,000		40,000,000
7. Installation of LED Streetlights at Heritage Park, Alapan II, Imus, Cavite		22,000,000		22,000,000
8. Construction of Access Road to Karangahan Falls, Legaspi, Albay		50,000,000		50,000,000
9. Development of various Plazas in the Province of Antique		18,000,000		18,000,000
10. Funding for the 2nd Phase of the Construction of the Aklan Tourism and Trade Investment Center		30,000,000		30,000,000
11. Construction of General Luna-Sta. Ines-Catangan Access Road Leading to Cloud Nine, Barangay Catangan, Gen. Luna, Surigao Del Morte		40,000,000		40,000,000

Sub-Total, Operations		410,000,000		410,000,000

TOTAL NEW APPROPRIATIONS	₱	410,000,000	₱	410,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	410,000

Total Maintenance and Other Operating Expenses	410,000

Total Current Operating Expenditures	410,000

TOTAL NEW APPROPRIATIONS	410,000

G. DEPARTMENT OF TRADE AND INDUSTRY

G.1. AURORA PACIFIC ECONOMIC ZONE AND FREEPORT AUTHORITY

For subsidy and equity requirements in accordance with the program(s), as indicated hereunder	₱	58,721,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	48,721,000	₱	₱	48,721,000

838	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Operations				10,000,000		10,000,000

ECOZONE DEVELOPMENT PROGRAM				10,000,000		10,000,000

TOTAL NEW APPROPRIATIONS	₱	48,721,000	₱	10,000,000	₱	58,721,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Aurora Pacific Economic Zone and Freeport Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	48,721,000	₱		₱	48,721,000

Sub-total, General Administration and Support			48,721,000				48,721,000

Operations
Business located and operating within the economic zone increased					10,000,000		10,000,000

ECOZONE DEVELOPMENT PROGRAM					10,000,000		10,000,000

Ecozone infrastructure development					10,000,000		10,000,000

Sub-Total, Operations					10,000,000		10,000,000

TOTAL NEW APPROPRIATIONS		₱	48,721,000	₱	10,000,000	₱	58,721,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	48,721

Total Maintenance and Other Operating Expenses	48,721

Total Current Operating Expenditures	48,721

Capital Outlay
Investment Outlay	10,000

Total Capital Outlay	10,000

TOTAL NEW APPROPRIATIONS	58,721

APRIL 29, 2019	OFFICIAL GAZETTE	839
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

G.2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	279,228,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	32,782,000		₱	32,782,000
Support to Operations			16,391,000			16,391,000
Operations			230,055,000			230,055,000

EXPORT/TRADE PROMOTION PROGRAM			230,055,000			230,055,000

TOTAL NEW APPROPRIATIONS		₱	279,228,000		₱	279,228,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Center for International Trade Expositions and Missions.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	32,782,000		₱	32,782,000

Sub-total, General Administration and Support			32,782,000			32,782,000

Support to Operations
Institutional promotion and information services management			16,391,000			16,391,000

Sub-total, Support to Operations			16,391,000			16,391,000

Operations
Increased Trade Promotion Activities			230,055,000			230,055,000

EXPORT/TRADE PROMOTION PROGRAM			230,055,000			230,055,000

840	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Signature Events		104,675,000		104,675,000
Overseas Trade Fairs		125,300,000		125,380,000

Sub-total, Operations		230,055,000		230,055,000

TOTAL NEW APPROPRIATIONS	₱	279,228,000	₱	279,228,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	279,228

Total Maintenance and Other Operating Expenses	279,228

Total Current Operating Expenditures	279,228

TOTAL NEW APPROPRIATION	279,228

G.3. SMALL BUSINESS CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	1,500,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	1,500,000,000		₱	1,500,000,000

PONDO PARA SA PAGBABAGO AT PAG-ASENSO PROGRAM			1,500,000,000			1,500,000,000

Sub-total Operations			1,500,000,000			1,500,000,000

TOTAL NEW APPROPRIATIONS		₱	1,500,000,000		₱	1,500,000,000

Special Provision(s)

1. Pondo sa Pagbabago at Pag-asenso. The amount of One Billion Five Hundred Million Pesos (₱l,500,000,000] appropriated herein as subsidy for Small Business Corporation (SBC) shall be used for the implementation of Pando sa Pagbabago at Pag-asenso Program, which is a microfinancing program for Micro, Small and Medium Scale Enterprises (MSMEs). The amount shall be set-up as a separate fund and the transactions thereon shall be recorded and maintained in a separate book by the SBC.

The Secretary of Trade and Industry shall approve the program mechanics and components including the selection criteria for beneficiaries and such other factors in the implementation of the program which shall be in accordance with R.A. No. 6977 as amended by R.A. No. 9501. The DTI shall prioritize the provinces where the absolute number of indigents and the incidence of poverty are high as identified in the latest official poverty statistics of the Philippine Statistics Authority (PSA), MSMEs of indigenous people and sustainable rural livelihood.

APRIL 29, 2019	OFFICIAL GAZETTE	841
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SBC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Sustainable MSMEs increased		₱	1,500,000,000		₱	1,500,000,000

PONDO PARA SA PAGBABAGO AT PAG-ASENSO PROGRAM			1,500,000,000			1,500,000,000

Microfinance for Lending			1,450,000,000			1,450,000,000
Mobilization and Monitoring			50,000,000			50,000,000

Sub-total, Operations			1,500,000,000			1,500,000,000

TOTAL NEW APPROPRIATIONS		₱	1,500,000,000		₱	1,500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,500,000

Total Maintenance and Other Operating Expenses	1,500,000

Total Current Operating Expenditures	1,500,000

TOTAL NEW APPROPRIATIONS	1,500,000

H. DEPARTMENT OF TRANSPORTATION

H.1. LIGHT RAIL TRANSIT AUTHORITY

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	1,473,987,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

842	OFFICIAL GAZETTE	VOL. 115, NO. 17
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General Administration and Support	₱	55,487,000	₱	55,487,000

Operations		1,418,500,000		1,418,500,000

SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM		1,418,500,000		1,418,500,000

TOTAL NEW APPROPRIATIONS	₱	1,473,987,000	₱	1,473,987,000

Special Provision(s)

1.    Special Provisions Applicable to all Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Light Rail Transit Authority.

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	55,487,000		₱	55,487,000

Sub-total, General Administration and Support			55,487,000			55,487,000

Operations			1,418,500,000			1,418,500,000

Safe, secure, responsive and reliable LRT services provided			1,418,500,000			1,418,500,000

SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM			1,418,500,000			1,418,500,000

Projects			1,418,500,000			1,418,500,000

Locally-Funded Projects			1,418,500,000			1,418,500,000

Acquisition of New Trainsets			1,418,500,000			1,418,500,000

Sub-total, Operations			1,418,500,000			1,418,500,000

TOTAL NEW APPROPRIATIONS		₱	1,473,987,000		₱	1,473,987,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,473,987

Total Maintenance and Other Operating Expenses	1,473,987

APRIL 29, 2019	OFFICIAL GAZETTE	843
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Current Operating Expenditures	1,473,987

TOTAL NEW APPROPRIATIONS	1,473,987

H.2. PHILIPPINE NATIONAL RAILWAYS

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	1,630,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	275,000,000		₱	275,000,000

Operations			1,355,000,000			1,355,000,000

RAILWAY SYSTEM MAINTENANCE PROGRAM			1,355,000,000			1,355,000,000

TOTAL NEW APPROPRIATIONS		₱	1,630,000,000		₱	1,630,000,000

Special Provision(s)

1.    Subsidy for the Philippine National Railways. The amount of One Billion Six Hundred Thirty Million Pesos (₱l,630,000,000) appropriated herein under the subsidy to the Philippine National Railways (PNR) shall be used for the acquisition of trains and implementation of the Railway System Maintenance Program: bridges maintenance, rolling stock Maintenance, track Maintenance, station renovation, consultancy signallng, operations safety simulator, level crossing, signaling and interlocks.

The release of funds shall be subject to submission of a program of work.

2.     Prior Years’ Subsidy Releases from the National Government. The PNR is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the PNR shall prepare a work program and financial plan covering the projects or activities to be funded from the prior years’ subsidies, which shall be subject to the approval of the PNR’s Board of Directors, to be submitted to the DBM for further approval.

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PNR.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	275,000,000		₱	275,000,000

Sub-total, General Administration and Support			275,000,000			275,000,000

844	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Operations
Safe, reliable and efficient rail services provided		1,355,000,000		1,355,000,000

RAILWAY SYSTEM MAINTENANCE PROGRAM		165,000,000		165,000,000

Bridges maintenance		50,000,000		50,000,000
Rolling stock maintenance		30,000,000		30,000,000
Track maintenance		75,000,000		75,000,000
Station renovation		10,000,000		10,000,000
Projects
Locally-Funded Projects		1,190,000,000		1,190,000,000

Acquisition of Trains		500,000,000		500,000,000
Consultancy Signalling		50,000,000		50,000,000
Operations Safety Simulator		50,000,000		50,000,000
Level Crossing, Signalling and Interlocks		590,000,000		590,000,000

Sub-total, Operations		1,355,000,000		1,355,000,000

TOTAL NEW APPROPRIATIONS	₱	1,630,000,000	₱	1,630,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	1,630,000

Total Maintenance and Other Operating Expenses	1,630,000

Total Current Operating Expenditures	1,630,000

TOTAL NEW APPROPRIATIONS	1,630,000

I. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

I.1. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

For subsidy requirements in accordance with the program(s) as indicated hereunder	₱	165,694,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	845
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PROGRAMS
General Administration and Support	₱	80,926,000	₱	80,926,000
Support to Operations		10,300,000		10,300,000
Operations		74,468,000		74,468,000

SOCIO-ECONOMIC POLICY RESEARCH PROGRAM		74,468,000		74,468,000

TOTAL NEW APPROPRIATIONS	₱	165,694,000	₱	165,694,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Institute of Development Studies.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	80,926,000		₱	80,926,000

Sub-total, General Administration and Support			80,926,000			80,926,000

Support to Operations
Publication, Seminars and Management Systems and Project Services			8,240,000			8,240,000
Operations of the Philippine APEC Study Center Network (PASCN)			2,060,000			2,060,000

Sub-total, Support to Operations			10,300,000			10,300,000

Operations
Government policies and services, through the aid of policy research improved			74,468,000			74,468,000

SOCIO-ECONOMIC POLICY RESEARCH PROGRAM			74,468,000			74,468,000

Conduct of policy research			74,468,000			74,468,000

Sub-total, Operations			74,468,000			74,468,000

TOTAL NEW APPROPRIATIONS		₱	165,694,000		₱	165,694,000

846	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	165,694

Total Maintenance and Other Operating Expenses	165,694

Total Current Operating Expenditures	165,694

TOTAL NEW APPROPRIATIONS	165,694

J. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

J.1. PEOPLE’S TELEVISION NETWORK, INC.

For subsidy and equity requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	726,321,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support		₱	78,380,000	₱		₱	78,380,000
Operations			200,000,000		447,941,000		647,941,000

PTV MODERNIZATION PROGRAM			200,000,000		447,941,000		647,941,000

TOTAL NEW APPROPRIATIONS		₱	278,380,000	₱	447,941,000	₱	726,321,000

Special Provision(s)

1.    Equity to the People’s Television Network, Inc. The amount of Four Hundred Forty Seven Million Nine Hundred Forty One Thousand Pesos (₱447, 941,000) appropriated herein for PTMI shall be used as equity contribution of the National Government for the implementation of PTMI’s Revitalization Plan pursuant to R.A. 10390 and its implementing rules and regulations. In no case shall said amount be used for any other purpose.

Release of funds shall be subject to submission of the following:

a.    Program of Work with an implementation schedule consistent with the Business Plan approved by the PTMI Board of Directors and submitted to DBM; and

b.    Special Budget pursuant to Section 35, Chapter 5, Book VI, of E.0. 292, s. 1987.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PTMI.

APRIL 29, 2019	OFFICIAL GAZETTE	847
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	78,380,000	₱		₱	78,380,000

Sub-total, General Administration and Support			78,380,000				78,380,000

Operations
Public access and responsive dissemination of government programs through reliable TV Network services, news and information program expanded		₱	200,000,000		447,941,000	₱	647,941,000

PTV MODERNIZATION PROGRAM			200,000,000		447,941,000		647,941,000

Strengthening news information delivery					447,941,000		447,941,000
Maintenance of facilities and equipment for existing Provincial sites and central stations			50,000,000				50,000,000
Projects
Locally-Funded Projects			150,000,000				150,000,000

Digitalization and Enhancement Program of the PTMI DavNor Affiliate Station, PTMI Davao del Morte			150,000,000				150,000,000

Sub-total, Operations			200,000,000		447,941,000		647,941,000

TOTAL NEW APPROPRIATIONS		₱	278,380,000	₱	447,941,000	₱	726,321,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	278,380

Total Maintenance and Other Operating Expenses	278,380

Total Current Operating Expenditures	278,380

Capital Outlays
Investment Outlay	447,941

Total Capital Outlays	447,941

TOTAL NEW APPROPRIATIONS	726,321

848	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

K. OTHER EXECUTIVE OFFICES

K.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

For equity requirements in accordance with the program(s), as indicated hereunder	₱	211,530,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
Operations			₱	211,530,000	₱	211,530,000

ECOZONE DEVELOPMENT PROGRAM				211,530,000		211,530,000

TOTAL NEW APPROPRIATIONS			₱	211,530,000	₱	211,530,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Authority of the Freeport Area of Bataan.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
Operations
Business located and operating within the economic zone increased			₱	211,530,000	₱	211,530,000

ECOZONE DEVELOPMENT PROGRAM				211,530,000		211,530,000

Ecozone infrastructure development				211,530,000		211,530,000

Sub-total, Operations				211,530,000		211,530,000

TOTAL NEW APPROPRIATIONS			₱	211,530,000	₱	211,530,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Capital Outlays
Investment Outlay	211,530

Total Capital Outlays	211,530

TOTAL NEW APPROPRIATIONS	211,530

APRIL 29, 2019	OFFICIAL GAZETTE	849
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

K.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	15,178,853,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Support to Operations		₱	136,000,000		₱	136,000,000
Operations			15,042,853,000			15,042,853,000

INFRASTRUCTURE DEVELOPMENT PROGRAM			15,042,853,000			15,042,853,000

TOTAL NEW APPROPRIATIONS		₱	15,178,853,000		₱	15,178,853,000

Special Provision(s)

1.    Subsidy to the Bases Conversion and Development Authority. The amount of Fifteen Billion Forty Two Million Eight Hundred Fifty Three Thousand Pesos (₱15,042,853,000), appropriated herein under the subsidy to the Bases Conversion and Development Authority (BCDA) shall be used for the implementation of the Infrastructure Development Program of the BCDA.

Release of funds shall be subject to the submission of program of works.

2.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the BCDA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Support to Operations
Provision of power subsidy		₱	136,000,000		₱	136,000,000

Sub-total, Support to Operations			136,000,000			136,000,000

Operations
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased			15,042,853,000			15,042,853,000

INFRASTRUCTURE DEVELOPMENT PROGRAM			15,042,853,000			15,042,853,000

PROJECT(S)
Locally-Funded Project(s)			15,042,853,000			15,042,853,000

Development of the New Clark City			3,963,500,000			3,963,500,000

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Construction of sports facilities in the National Government Administrative Center		9,544,000,000		9,544,000,000
Subic-Clark Railway Project		1,535,353,000		1,535,353,000

Sub-total, Operations		15,042,853,000		15,042,853,000

TOTAL NEW APPROPRIATIONS	₱	15,178,853,000	₱	15,178,853,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	15,178,853

Total Maintenance and Other Operating Expenses	15,178,853

Total Current Operating Expenditures	15,178,853

TOTAL NEW APPROPRIATIONS	15,178,853

K.3. CAGAYAN ECONOMIC ZONE AUTHORITY

For subsidy and equity requirements in accordance with the program(s), as indicated hereunder	₱	141,240,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations		₱	101,240,000	₱	40,000,000	₱	141,240,000

ECOZONE DEVELOPMENT PROGRAM			101,240,000		40,000,000		141,240,000

TOTAL NEW APPROPRIATIONS		₱	101,240,000	₱	40,000,000	₱	141,240,000

Special Provision(s)

1.    Shares of Cagayan Economic Zone Authority from the Five Percent (5%) of Gross Income Paid by All Business Establishments Operating within Cagayan Economic Zone. The amount of One Hundred One Million Two Hundred Forty Thousand Pesos (₱101,240,000) appropriated herein representing the one and a half percent (1 1/2%) share of Cagayan Economic Zone Authority (CEZA) from the five percent (5%) of gross income paid by all establishments operating within the Zone in FY 2011 to FY 2015 pursuant to Section No. 4 of R.A. No. 7922, shall be used for the implementation of the Ecozone Development Program.

2.    Prior Years’ Subsidy Releases from the National Government. The CEZA is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the CEZA shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the CEZA’s Board of Directors, to be submitted to the DBM for further approval.

APRIL 29, 2019	OFFICIAL GAZETTE	851
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the CEZA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations
Business located and operating within the economic zone increased		₱	101,240,000	₱	40,000,000	₱	141,240,000

ECOZONE DEVELOPMENT PROGRAM			101,240,000		40,000,000		141,240,000

Ecozone infrastructure development			101,240,000		40,000,000		141,240,000

Sub-total, Operations			101,240,000		40,000,000		141,240,000

TOTAL NEW APPROPRIATIONS		₱	101,240,000	₱	40,000,000	₱	141,240,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy							101,240

Total Maintenance and Other Operating Expenses							101,240

Total Current Operating Expenditures							101,240

Capital Outlays
Investment Outlay							40,000

Total Capital Outlays							40,000

TOTAL NEW APPROPRIATIONS							141,240

K.4. CREDIT INFORMATION CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	110,311,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

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General Administration and Support	₱	110,311,000	₱	110,311,000

TOTAL NEW APPROPRIATIONS	₱	110,311,000	₱	110,311,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Credit Information Corporation.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	110,311,000		₱	110,311,000

Sub-total, General Administration and Support			110,311,000			110,311,000

TOTAL NEW APPROPRIATIONS		₱	110,311,000		₱	110,311,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						110,311

Total Maintenance and Other Operating Expenses						110,311

Total Current Operating Expenditures						110,311

TOTAL NEW APPROPRIATIONS						110,311

K.5. CULTURAL CENTER OF THE PHILIPPINES

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	420,173,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

APRIL 29, 2019	OFFICIAL GAZETTE	853
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

General Administration and Support	₱	181,651,000	₱	181,651,000
Operations		238,522,000		238,522,000

PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM		238,522,000		238,522,000

TOTAL NEW APPROPRIATIONS	₱	420,173,000	₱	420,173,000

Special Provision(s)

1.    Tobacco Inspection Fees. The amount of Seven Million Pesos (₱7,000,000) shall be used by the Cultural Center of the Philippines (CCP) to augment its NODE sourced from fifty percent (50%) of the tobacco inspection fees collected in accordance with Section 143 of P.D. No. 1158, as amended.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2.    Prior Years’ Subsidy Releases from the National Government. The CCP is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the CCP shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the CCP’s Board of Directors, to be submitted to the DBM for further approval.

3.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the CCP.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision		₱	181,651,000		₱	181,651,000

Sub-total, General Administration and Support			181,651,000			181,651,000

Operations
Promotion of Philippine Arts and Culture improved			238,522,000			238,522,000

PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM			238,522,000			238,522,000
Presentation of cultural and artistic events, arts, education and cultural exchange			238,522,000			238,522,000

Sub-total, Operations			238,522,000			238,522,000

TOTAL NEW APPROPRIATIONS		₱	420,173,000		₱	420,173,000

854	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	420,173

Total Maintenance and Other Operating Expenses	420,173

Total Current Operating Expenditures	420,173

TOTAL NEW APPROPRIATIONS	420,173

K.6. DEVELOPMENT ACADEMY OF THE PHILIPPINES

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	556,484,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	556,484,000		₱	556,484,000

EDUCATION AND TRAINING PROGRAM			371,270,000			371,270,000
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM			185,214,000			185,214,000

TOTAL NEW APPROPRIATIONS		₱	556,484,000		₱	556,484,000

Special Provision(s)

1.    Prior Years’ Subsidy Releases from the National Government. The Development Academy of the Philippines (DAP) is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the DAP shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the DAP’s Board of Trustees, to be submitted to the DBM for further approval.

2.    Special Provisions Applicable to all Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the DAP.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

APRIL 29, 2019	OFFICIAL GAZETTE	855
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Operations
Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved	₱	556,484,000	₱	556,484,000

EDUCATION AND TRAINING PROGRAM		371,270,000		371,270,000

Public Management and Development Program (PMDP)		131,075,000		131,075,000
Support to the projects and programs of the Productivity Development Center		19,347,000		19,347,000
Education and Training Capability Building Seminar		206,848,000		206,848,000
Project(s)
Locally -funded Project(s)		14,000,000		14,000,000

Repairs and Maintenance of the Villa-Type Cottages in Tagaytay		4,000,000		4,000,000
DAP Idea Generation Hub		10,000,000		10,000,000
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM		185,214,000		195,214,000

Harmonization of the National Government-Performance Monitoring, Information and Reporting System-Results Based Performance Management System (RBPMS)		22,487,000		22,487,000
Center for Excellence on Public Sector Productivity		33,611,000		33,611,000
Modernizing Government Regulations (MGR) for National Competitiveness and Productivity		27,416,000		27,416,000
Government Quality Management Program (GQMP)		101,700,000		101,700,000

Sub-total, Operations		556,484,000		556,484,000

TOTAL NEW APPROPRIATIONS	₱	556,484,000	₱	556,484,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	556,484

Total Maintenance and Other Operating Expenses	556,484

Total Current Operating Expenditures	556,484

TOTAL NEW APPROPRIATIONS	556,484

856	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

K.7. HOME GUARANTY CORPORATIONS

For equity requirements in accordance with the program(s), as indicated hereunder	₱	500,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
Operations			₱	500,000,000	₱	500,000,000

CREDIT GUARANTY PROGRAM ON HOUSING LOANS				500,000,000		500,000,000

TOTAL NEW APPROPRIATIONS			₱	500,000,000	₱	500,000,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Home Guaranty Corporation.

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
Operations
Access to housing credit guaranty improved			₱	500,000,000	₱	500,000,000

CREDIT GUARANTY PROGRAM ON HOUSING LOANS				500,000,000		500,000,000

Provision of credit guaranty to banks, developers and other financial institutions				500,000,000		500,000,000

Sub-total, Operations				500,000,000		500,000,000

TOTAL NEW APPROPRIATIONS			₱	500,000,000	₱	500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Capital Outlay
Investment Outlay	500,000

Total Capital Outlay	500,000

TOTAL NEW APPROPRIATIONS	500,000

APRIL 29, 2019	OFFICIAL GAZETTE	857
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

K.8. NATIONAL HOME MORTGAGE FINANCE CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	500,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	500,000,000		₱	500,000,000

SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM			500,000,000			500,000,000

TOTAL NEW APPROPRIATIONS		₱	500,000,000		₱	500,000,000

Special Provision(s)

1.    Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the National Home Mortgage Finance Corporation.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Access to secure shelter financing of low income families improved		₱	500,000,000		₱	500,000,000

SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM			500,000,000			500,000,000

Purchase of housing loan receivables from socialized housing originators			500,000,000			500,000,000

Sub-total, Operations			500,000,000			500,000,000

TOTAL NEW APPROPRIATIONS		₱	500,000,000		₱	500,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	500,000

858	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Total Maintenance and Other Operating Expenses	500,000

Total Current Operating Expenditures	500,000

TOTAL NEW APPROPRIATIONS	500,000

K.9. NATIONAL HOUSING AUTHORITY

For subsidy requirement in accordance with the program(s) and project(s), as indicated hereunder	₱	765,208,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	765,208,000		₱	765,208,000

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM			415,208,000			415,208,000
HOUSING PROGRAM FOR CALAMITY VICTIMS-PERMAMENT HOUSING			350,000,000			350,000,000

TOTAL NEW APPROPRIATIONS		₱	765,208,000		₱	765,208,000

Special Provision(s)

1.    Subsidy to the National Housing Authority. The amount of Four Hundred Fifteen Million Two Hundred Eight Thousand Pesos (₱415,208,000) appropriated herein under the subsidy to the NHA shall be used in support of the implementation of priority programs and projects under the Lot Development and Provision of Housing and Community Facilities Sub-program in accordance with R.A. Nos. 7279 and 7835.

Release of funds shall be subject to submission of the NHA Board-approved implementing rules and regulations covering these priority programs and projects.

2.    Resettlement. Pursuant to R.A. No. 7279, Local Government Units (LGUs), in coordination with the NHA, shall implement the relocation and resettlement of persons living in danger areas such as esteros, railroad tracks, garbage dumps, riverbanks, shorelines, waterways, and in other public places such as sidewalks, roads, parks and playgrounds. The LGU, in coordination with the NHA, shall provide relocation or resettlement sites with basic services and facilities and access to employment and livelihood opportunities sufficient to meet the basic needs of the affected families.

3.    Prior Years’ Subsidy Releases from the National Government. The NHA is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NHA shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the NHA’s Board of Directors, to be submitted to the DBM for further approval.

4.    Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NHA.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

APRIL 29, 2019	OFFICIAL GAZETTE	859
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Operations
Adequate housing for low-income families provided	₱	765,208,000	₱	765,208,000

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM		415,208,000		415,208,000

Lot Development and Provision of Housing and Community Facilities Sub-program		415,208,000		415,208,000

Resettlement Program		336,208,000		336,208,000
Settlement Upgrading Program		25,000,000		25,000,000
PROJECTS
Locally-Funded Projects		54,000,000		54,000,000

Resettlement Programs for ISF’s affected by Infrastructure Projects		54,000,000		54,000,000
HOUSING PROGRAM FOR CALAMITY VICTIMS-PERMANENT HOUSING		350,000,000		350,000,000

PROJECTS
Locally-Funded Projects		350,000,000		350,000,000

Site acquisition, development, and shelter construction, Tiwi, Albay		350,000,000		350,000,000

Sub-total, Operations		765,208,000		765,208,000

TOTAL NEW APPROPRIATIONS	₱	765,208,000	₱	765,208,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy				765,208

Total Maintenance and Other Operating Expenses				765,208

Total Current Operating Expenditures				765,208

TOTAL NEW APPROPRIATIONS				765,208

K.10. NATIONAL IRRIGATION ADMINISTRATION

For subsidy requirements in accordance with the programs and projects, as indicated hereunder	₱	36,046,212,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

860	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

General Administration and Support	₱	17,901,612,000	₱	17,901,612,000
Support to Operations		767,167,000		767,167,000
Operations		17,377,433,000		17,377,433,000

IRRIGATION SYSTEM RESTORATION PROGRAM		3,018,990,000		3,018,990,000
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM		14,358,443,000		14,358,443,000

TOTAL NEW APPROPRIATIONS	₱	36,046,212,000	₱	36,046,212,000

Special Provision(s)

1. Subsidy for Operating Requirements. The amount of Four Billion Seven Hundred Fourteen Million Nine Hundred Seventy Seven Thousand Pesos (₱4,714,977,000) appropriated herein shall be used to cover the operating requirements of NIA and the cost for the operations and maintenance of existing irrigation facilities.

In no case shall NIA collect irrigation service fees from farmers with landholdings of eight hectares and below in accordance with Section 3 of R.A. No. 10969.

2. Feasibility Studies and Payment of Right-Of-Way, Completion Works and Unpaid Claims and Damages of Completed Projects, and Other Obligations of the Republic of the Philippines Pursuant to Sovereign Commitments. The amount of Six Hundred Twenty Two Million Three Hundred Sixty Five Thousand Pesos (₱622,365,000) appropriated under the Support to Operations shall be used as follows:

A. To cover the feasibility study and detailed engineering design relative to the implementation of infrastructure projects of NIA	₱	421,882,000

B. For Right-Of-Way expenses authorized under R.A. No. 10752, completion works, unpaid claims, damages of completed projects and other contractual obligations of NIA as a result of sovereign commitments under ODA grants or loans, notwithstanding Section 229 of R.A. No. 8424, as amended.		200,483,000

In the implementation of infrastructure projects, the NIA shall ensure that all ROW expenses authorized under R.A. No. 10752 are settled before the commencement of projects.

Release of funds shall be subject to the guidelines issued by NIA for the purpose.

3. Subsidy for Maintenance of Irrigation Systems. The amount of Thirty Two Million Five Hundred Thousand Pesos (₱32,500,000) appropriated herein shall be used to cover the acquisition of heavy equipment which shall be used for the operations and maintenance of existing irrigation systems of NIA.

4. Comprehensive Agrarian Reform Program. The amount of Five Hundred Twenty Eight Million Five Hundred Forty Nine Thousand Pesos (₱528,549,000) appropriated herein under the subsidy for NIA shall be used for Other Irrigation Sub-Program in support of the Program Beneficiaries Development Component of the Comprehensive Agrarian Reform Program.

5. Subsidy for National Irrigation Systems and Communal Irrigation Systems. The amount of Nine Billion Three Hundred Seventy Two Million Two Hundred Thirty Five Thousand Pesos (₱9,372,235,000) appropriated herein shall be used for expenses directly related to the implementation of National Irrigations Systems (NIS) and Communal Irrigation Systems (CIS). The NIA shall ensure that the master plan for irrigation projects gives priority to key production areas in major rice producing provinces and irrigation projects are undertaken by qualified irrigator’s associations consistent with the standard specifications set by DPWH, taking into account climate risk information, and using coconut bio-engineering solutions and high-density polyethylene pipes.

In no case shall said amount be used for administrative expenses or for the payment of Personnel Services or MODE requirements.

6. Subsidy for Small Irrigation Projects. The amount of Three Billion Eight Hundred Thirty Eight Million Six Hundred Thousand Pesos (₱3,838,600,000) appropriated herein under the Special Irrigation Sub-program for Small Irrigation Projects (SIPs) shall be used for the implementation of irrigation projects that will generate new service areas within a year and the construction of dams or intake structures and canals, and drainage structures and facilities.

Upon completion of the construction of the SIPs, NIA may turn over its operation and maintenance to capable Irrigator’s Association concerned, which shall commit to shoulder the costs thereof. Implementation of this provision shall be subject to the guidelines issued by NIA.

APRIL 29, 2019	OFFICIAL GAZETTE	861
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

7. Subsidy for Payment of Agri-Agra Bonds. The amount of One Billion Four Hundred Ninety Eight Million Eight Hundred Seventy Thousand Pesos (₱1,498,870,000) appropriated herein shall be used to cover the payment of the Agri-Agra Bonds issued by National Development Company (NDC) in FYs 2006 and 2009 relative to the rehabilitation and repair of NIA’s existing irrigation systems.

Release of funds shall be made directly to the NDC and be based on the validated amount of loan principal and interest payments by the DOF.

8. Reportorial Requirement. The NIA shall submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, including the master plan of irrigation projects and inventory of all existing and ongoing irrigation projects. The Administrator of NIA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the NIA website.

9. Prior Years’ Subsidy Releases from the National Government. The NIA is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the NIA shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the NIA’s Board of Directors, to be submitted to the DBM for further approval.

10. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the NIA.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
Operating Subsidy		₱	4,714,977,000		₱	4,714,977,000
Agri-Agra NDC Loan Repayment			1,498,870,000			1,498,870,000
Payment of NIA’s Obligation to CE-Casecnan for Water Delivery Fee			3,347,637,000			3,347,637,000
Operation and Maintenance of NIS Pump Irrigation Systems			249,266,000			249,266,000
Repair and Maintenance of Irrigation Systems			7,789,106,000			7,789,106,000
Repair of Groundwater Pump Irrigation Systems			301,756,000			301,756,000

Sub-total, General Administration and Support			17,901,612,000			17,901,612,000

Support to Operations
Payment for Right-of-Way (ROW), Completion Works and Unpaid Claims and Damages of Completed Projects			200,483,000			200,483,000
Heavy Equipment Procurement for Irrigation System			32,500,000			32,500,000
Feasibility Study and Detailed Engineering (FSDE) and Pre-Engineering Activities of Various Projects			421,882,000			421,882,000

862	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Irrigation Management Transfer Support Services	112,302,000	112,302,000

Sub-total, Support to Operations	767,167,000	767,167,000

Operations
Irrigation facilities and services enhanced	17,377,433,000	17,377,433,000

IRRIGATION SYSTEMS RESTORATION PROGRAM	3,018,990,000	3,018,990,000

NATIONAL IRRIGATION SYSTEMS SUB-PROGRAM	1,783,022,000	1,783,022,000

Lasang RIS Improvement Project, Davao del Norte	165,184,000	165,184,000
Agos RIS Improvement Project, Quezon	110,000,000	110,000,000
Restoration of National Irrigation System	209,023,000	209,023,000
Climate Change Adaptation Works (NIS)	547,931,000	547,931,000
Coconet Slope Protection in National Irrigation Systems	136,030,000	136,030,000
Improvement of Service Roads in National Irrigation Systems	614,854,000	614,854,000
COMMUNAL IRRIGATION SYSTEMS (CIS) SUB-PROGRAM	688,385,000	688,385,000

Restoration of Communal Irrigation Systems	442,530,000	442,530,000
Climate Change Adaptation Works (CIS)	192,831,000	192,831,000
Improvement of Service Roads in Communal Irrigation Systems	53,024,000	53,024,000
OTHER IRRIGATION SYSTEMS SUB-PROGRAM	547,583,000	547,583,000

Restoration of Groundwater Pump Irrigation System	19,034,000	19,034,000
Comprehensive Agrarian Reform Program - Irrigation Component	528,549,000	528,549,000
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM	14,358,443,000	14,358,443,000

NEW NATIONAL IRRIGATION SUB-PROGRAM	4,192,493,000	4,192,493,000

Project(s)
Locally-Funded Project(s)	4,092,493,000	4,092,493,000

Lower Agno River Irrigation System Extension Project, Pangasinan	875,000,000	875,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	863
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Quipot River Irrigation Project, Quezon	200,000,000	200,000,000
Ilocos Norte Irrigation Project, Stage II, Ilocos Norte	200,000,000	200,000,000
Lower Apayao River Irrigation Project, Apayao	50,000,000	50,000,000
Tumauini River Multipurpose Project, Isabela	200,000,000	200,000,000
Balog-Balog Multipurpose Project Phase II, Tarlac	400,000,000	400,000,000
North Lawis Irrigation Project, Zambales	116,000,000	116,000,000
Bongabong River Irrigation Project, Oriental Mindoro	311,066,000	311,066,000
Panay River Basin Integrated Development Project, Iloilo and Capiz	200,000,000	200,000,000
Amlan Irrigation Project, Negros Oriental	100,000,000	100,000,000
Sta. Agueda-Datagon Irrigation Project, Negros Oriental	50,000,000	50,000,000
Bohol Northeast Basin Multipurpose Project, Bohol	100,000,000	100,000,000
Malinao Dam Improvement Project, Bohol	200,000,000	200,000,000
Lower Sibuguey I RIS Ext’n. Project, Zamboanga Sibugay	137,337,000	137,337,000
Lower Sibuguey II RIS Ext’n. Project, Zamboanga Sibugay	33,380,000	33,380,000
Tandubas Irrigation Project, Tawi-Tawi	40,000,000	40,000,000
Ditsaan-Ramain River IP, Lanao del Sur	50,000,000	50,000,000
Kabulnan 2 Multipurpose Project, Sultan Kudarat and Maguindanao	114,710,000	114,710,000
Malitubog-Maridagao Irrigation Project Phase II, North Cotabato	400,000,000	400,000,000
Sapalan River IP, Maguindanao	300,000,000	300,000,000
Lebak Integrated River Irrigation Project, Sultan Kudarat	15,000,000	15,000,000
Foreign-Assisted Project(s)	100,000,000	100,000,000

Jalaur River Multipurpose Project, Stage II, Iloilo	100,000,000	100,000,000

864	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GOP Counterpart	100,000,000	100,000,000

Region VI - Western Visayas	100,000,000	100,000,000
ESTABLISHMENT OF PUMP IRRIGATION SUB-PROGRAM	2,382,254,000	2,382,254,000

Project(s)
Locally-Funded Project(s)	1,530,254,000	1,530,254,000

Alfonso Lista Pump IP, Ifugao	411,850,000	411,850,000
Establishment of Groundwater Pump Irrigation Project (EGPIP)	1,118,404,000	1,118,404,000
Foreign-Assisted Project(s)	852,000,000	852,000,000

Chico River Pump Irrigation System	852,000,000	852,000,000

Loan Proceeds	384,754,000	384,754,000

Region II - Cagayan Valley	384,754,000	384,754,000
GOP Counterpart	467,246,000	467,246,000

Region II - Cagayan Valley	467,246,000	467,246,000
SMALL RESERVOIR IRRIGATION SUB-PROGRAM	1,113,478,000	1,113,478,000

Project(s)
Locally-Funded Project(s)	1,113,478,000	1,113,478,000

Barbar Small Reservoir Irrigation Project (SRIP), Ilocos Sur	20,210,000	20,210,000
Bayaoas Small Reservoir Irrigation Project (SRIP), Pangasinan	20,000,000	20,000,000
Dumuloc Small Reservoir Irrigation Project (SRIP), Pangasinan	20,000,000	20,000,000
Sulvec Small Reservoir Irrigation Project (SRIP), Ilocos Norte	50,000,000	50,000,000
Gaco Small Reservoir Irrigation Project (SRIP), Ilocos Sur	135,000,000	135,000,000
Marimay Small Reservoir Irrigation Project (SRIP), Apayao	23,500,000	23,500,000
Bulo Small Reservoir Irrigation Project (SRIP), Bulacan	50,000,000	50,000,000
Balbalungao Small Reservoir Irrigation Project (SRIP), Nueva Ecija	160,000,000	160,000,000
Upper Tabuating Small Reservoir Irrigation Project (SRIP), Nueva Ecija	20,000,000	20,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	865
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Macalelon Small Reservoir Irrigation Project (SRIP), Quezon		100,000,000		100,000,000
Ibingan Small Reservoir Irrigation Project (SRIP), Sorsogon		10,000,000		10,000,000
Bayuyan Small Reservoir Irrigation Project (SRIP), Capiz		80,000,000		80,000,000
Cabano Small Reservoir Irrigation Project (SRIP), Guimaras		20,000,000		20,000,000
Benliw Small Reservoir Irrigation Project (SRIP), Bohol		67,355,000		67,355,000
Bonot-Bonot Small Reservoir Irrigation Project (SRIP), Bohol		100,000,000		100,000,000
Calunasan Small Reservoir Irrigation Project (SRIP), Bohol		50,000,000		50,000,000
Hibale Small Reservoir Irrigation Project (SRIP), Bohol		50,000,000		50,000,000
Hibulangan Small Reservoir Irrigation Project (SRIP), Northern Leyte		87,413,000		87,413,000
Tulunan Small Reservoir Irrigation Project (SRIP), North Cotabato		50,000,000		50,000,000
SPECIAL IRRIGATION SUB-PROGRAM		3,971,883,000		3,971,883,000

Project(s)
Locally-Funded Project(s)		3,971,883,000		3,971,883,000

Balikatan Sagip Patubig Program (BSPP)		133,283,000		133,283,000
Small Irrigation Project (SIP), Nationwide		3,838,600,000		3,838,600,000
EXTENSION/EXPANSION OF EXISTING IRRIGATION SYSTEMS SUB-PROGRAM		2,698,335,000		2,698,335,000

Project(s)
Locally-Funded Project(s)		2,698,335,000		2,698,335,000

Extension/Expansion of Existing Irrigation System (BIS)		1,431,314,000		1,431,314,000
Extension/Expansion of Existing Irrigation System (CIS)		1,267,021,000		1,267,021,000

Sub-total, Operations		17,377,433,000		17,377,433,000

TOTAL NEW APPROPRIATIONS	₱	36,046,212,000	₱	36,046,212,000

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New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	36,046,212

TOTAL MAINTENANCE AND OTHER OPERATING EXPENSES	36,046,212

Total Current Operating Expenditures	36,046,212

TOTAL NEW APPROPRIATIONS	36,046,212

K.11. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	28,255,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	8,024,000		₱	8,024,000
Operations			20,231,000			20,231,000

TEACHING AND RESEARCH PROGRAM			20,231,000			20,231,000

TOTAL NEW APPROPRIATIONS		₱	28,255,000		₱	28,255,000

Special Provision(s)

1. Subsidy to the Philippine Center for Economic Development. The amount of Twenty Million Two Hundred Thirty One Thousand Pesos (₱20,231,000) appropriated herein under subsidy to the Philippine Center for Economic Development (PCED) shall be used for the implementation of the Teaching and Research Program of the PCED.

2. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provision, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the PCED.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

APRIL 29, 2019	OFFICIAL GAZETTE	867
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

General Administration and Support
General Management and Supervision	₱	8,024,000		8,024,000

Sub-total, General Administration and Support		8,024,000		8,024,000

Operations
Support for researches and scholarships of UPSE sustained		20,231,000		20,231,000

TEACHING AND RESEARCH PROGRAM		20,231,000		20,231,000

Provision of financial grant to MDE/MA Graduate students and UPSE Faculty/Graduates		20,231,000		20,231,000

Sub-total, Operations		20,231,000		20,231,000

TOTAL NEW APPROPRIATIONS	₱	28,255,000	₱	28,255,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	28,255

Total Maintenance and Other Operating Expenses	28,255

Total Current Operating Expenditures	28,255

TOTAL NEW APPROPRIATIONS	28,255

K.12. PHILIPPINE POSTAL CORPORATION

For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	541,323,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations		₱	541,323,000		₱	541,323,000

POSTAL SERVICE PROGRAM			541,323,000			541,323,000

TOTAL NEW APPROPRIATIONS		₱	541,323,000		₱	541,323,000

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GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Philippine Postal Corporation.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Operations
Efficient and on-time delivery of communications, goods and payment services enhanced		₱	541,323,000		₱	541,323,000

POSTAL SERVICE PROGRAM			541,323,000			541,323,000

Reimbursement of franking privilege services			541,323,000			541,323,000

Sub-total, Operations			541,323,000			541,323,000

TOTAL NEW APPROPRIATIONS		₱	541,323,000		₱	541,323,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						541,323

Total Maintenance and Other Operating Expenses						541,323

Total Current Operating Expenditures						541,323

TOTAL NEW APPROPRIATIONS						541,323

K.13. SOCIAL HOUSING FINANCE CORPORATION

For subsidy requirements in accordance with the program(s) and project(s), as indicated hereunder	₱	800,000,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAM(S)

APRIL 29, 2019	OFFICIAL GAZETTE	869
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

OPERATIONS
HIGH DENSITY HOUSING PROGRAM		800,000,000		800,000,000

TOTAL NEW APPROPRIATIONS	₱	800,000,000	₱	800,000,000

Special Provision(s)

1. Subsidy to the Social Housing Finance Corporation. The amount of Eight Hundred Million Pesos (₱800,000,000) appropriated herein under the subsidy for the Social Housing Finance Corporation (SHFC) shall be used for the High Density Housing Program-the Housing Program for Informal Settler Families Residing in Danger Areas in Metro Manila.

Release of funds shall be subject to the submission of the SHFC Board approved People’s Plan, list of community associations, number of targeted beneficiaries and the total amount of estimated housing loan to be availed of. For this purpose, the People’s Plan shall be prepared in coordination with the Presidential Commission for the Urban Poor, the NAPC and their partner civil society organizations.

2. Prior Years’ Subsidy Releases from the National Government. The SHFC is hereby authorized to use subsidy released for programs and projects in 2017 and prior years to cover the funding requirements of activities or projects covered by the programs or sub-programs indicated herein. Accordingly, the SHFC shall prepare a work program and financial plan covering the projects or activities to be funded from prior years’ subsidies which shall be subject to the approval of the SHFC’s Board of Directors, to be submitted to the DBM for further approval.

3. Special Provisions Applicable to All Government Corporations. In addition to the foregoing special provisions, the special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the SHFC.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
OPERATIONS
Access to secure shelter financing of low-income families improved		₱	800,000,000		₱	800,000,000

HIGH DENSITY HOUSING PROGRAM			800,000,000			800,000,000

Project(s)
Locally-Funded Project(s)			800,000,000			800,000,000

Housing Program for Informal Settlers Families Residing in Danger Areas in Metro Manila			800,000,000			800,000,000

Sub-total, Operations			800,000,000			800,000,000

TOTAL NEW APPROPRIATIONS		₱	800,000,000		₱	800,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						800,000

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Total Maintenance and Other Operating Expenses	800,000

Total Current Operating Expenditures	800,000

TOTAL NEW APPROPRIATIONS	800,000

K.14. SOUTHERN PHILIPPINES DEVELOPMENT AUTHORITY

For subsidy requirements in accordance with the program, as indicated hereunder	₱	153,505,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	153,505,000		₱	153,505,000

TOTAL NEW APPROPRIATIONS		₱	153,505,000		₱	153,505,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Southern Philippines Development Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision		₱	153,505,000		₱	153,505,000

Sub-total, General Administration and Support			153,505,000			153,505,000

TOTAL NEW APPROPRIATIONS		₱	153,505,000		₱	153,505,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	153,505

APRIL 29, 2019	OFFICIAL GAZETTE	871
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

Total Maintenance and Other Operating Expenses		153,505

Total Current Operating Expenditures		153,505

TOTAL NEW APPROPRIATIONS		153,505

K.15. SUBIC BAY METROPOLITAN AUTHORITY
For subsidy requirements in accordance with the program(s), as indicated hereunder	₱	487,296,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Support to Operations		₱	27,596,000		₱	27,596,000
Operations			459,700,000			459,700,000

ECOZONE DEVELOPMENT PROGRAM			459,700,000			459,700,000

TOTAL NEW APPROPRIATIONS		₱	487,296,000		₱	487,296,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Subic Bay Metropolitan Authority.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Support to Operations
Provision of power subsidy		₱	27,596,000		₱	27,596,000

Sub-total, Support to Operations			27,596,000			27,596,000

Operations
Business located and operating within the economic zone increased			459,700,000			459,700,000

ECOZONE DEVELOPMENT PROGRAM			459,700,000			459,700,000

Ecozone infrastructure development			459,700,000			459,700,000

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Sub-total, Operations		459,700,000		459,700,000

TOTAL NEW APPROPRIATIONS	₱	487,296,000	₱	487,296,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	487,296

Total Maintenance and Other Operating Expenses	487,296

Total Current Operating Expenditures	487,296

TOTAL NEW APPROPRIATIONS	487,296

K.16. ZANBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

For subsidy and equity requirements in accordance with the program(s), as indicated hereunder	₱	398,239,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support		₱	51,583,000	₱		₱	51,583,000
Operations					346,656,000		346,656,000

ECOZONE DEVELOPMENT PROGRAM					346,656,000		346,656,000

TOTAL NEW APPROPRIATIONS		₱	51,583,000	₱	346,656,000	₱	398,239,000

Special Provision(s)

1. Special Provisions Applicable to All Government Corporations. The special provisions applicable to all government corporations enumerated under the Budgetary Support to Government Corporations-Others shall be observed by the Zamboanga City Special Economic Zone Authority.

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

APRIL 29, 2019	OFFICIAL GAZETTE	873
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

General Administration and Support
General Management and Supervision	₱	51,583,000	₱		₱	51,583,000

Sub-total, General Administration and Support		51,583,000				51,583,000

Operations
Business located and operating within the economic zone increased				346,656,000		346,656,000

ECOZONE DEVELOPMENT PROGRAM				346,656,000		346,656,000

Ecozone infrastructure development				346,656,000		346,656,000

Sub-total, Operations				346,656,000		346,656,000

TOTAL NEW APPROPRIATIONS	₱	51,583,000	₱	346,656,000	₱	398,239,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy						51,583

Total Maintenance and Other Operating Expenses						51,583

Total Current Operating Expenditures						51,583

Capital Outlays
Investment Outlay						346,656

Total Capital Outlays						346,656

TOTAL NEW APPROPRIATIONS						398,239

L. BSGC – OTHERS

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	28,606,000		₱	28,606,000

Special Provision(s)

1. Budgetary Support to Government Corporations. Income and revenues collected by GOCCs from all sources shall be used to cover all its operating requirements. Any deficiency may be augmented by the budgetary support from the National Government, which may either be:

(a)

Subsidy, which shall be used in accordance with the purposes identified: PROVIDED, That unless otherwise stated in the special provisions, subsidy releases may be used for the payment of separation or retirement benefits and incentives resulting from an approved reorganization, merger, streamlining, abolition or privatization plan under R.A. No. 10149, other laws and issuances only by GOCCs which are financially unable to pay said benefits or incentives.

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(b)

Equity, which shall be used as capital investment of the National Government in accordance with the capitalization requirement under pertinent laws. In no case shall equity investments be used for the payment of salaries, allowances, incentives, and retirement and separation benefits, except in cases authorized by the DBN.

2. Offsets Against Budgetary Support to Government Corporations. The appropriations authorized herein may be offset by the BTr against the: (i) corporate payments of cash dividends under R.A. No. 7656; (ii) guarantee fees; (iii) advances for loans relent to corporations; (iv) obligations which are guaranteed by the National Government; and (v) other receivables of the government from the GOCC. If the total level of actual revenues at the end of the immediately preceding year, including income from liquid assets such as, but not limited to, interest in cash deposits, short-term and bond investments, and other fund sources of the GOCC, exceed the corresponding projections considered in the formulation of the current year’s budgetary support program, the excess may be deducted from said program and the budgetary support may be reduced to the extent of such favorable result.

3. Payment of Compensation and Benefits. Payment of basic salaries, allowances, benefits and incentives by GOCCs shall be made in accordance with applicable provisions of laws, rules and regulations such as, but not limited to, P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, as amended, Memorandum Order No. 20, s. 2001 and Corporate Compensation Circular No. 10 dated February 15, 1999. In addition, payment of separation or retirement benefits shall be computed in accordance with the rates, conditions and procedure prescribed under existing separation or retirement laws, and such pertinent guidelines issued thereon.

4. Submission of Corporate Operating Budgets and Other Related Financial Statements. All GOCCs, including GFIs, whether or not receiving budgetary support from NG, shall prepare their FY 2019 Corporate Operating Budgets (COBs) in accordance with E.O. No. 518, s. 1979 and the procedures and guidelines prescribed by the DBM. Said COBs together with their supporting financial statements shall be approved by their governing boards, and submitted to the Secretary of Budget and Management for review and evaluation as part of the budget process pursuant to Section 10, Chapter 4, Title XVII, Book IV of E.O. No. 292, s. 1987. The NEA, NPC and PNOC shall be governed further by the provisions of R.A. No. 7638.

5. Implementation of Infrastructure Projects. The respective heads of GOCCs shall comply with the restrictions on critical geo-hazard areas or no build zones identified by the Nines and Geosciences Bureau and such other conditions provided under Section 27 of the General Provisions in this Act.

In the case of housing projects, the shelter agencies shall likewise adopt and promote the use of new and innovative housing technologies and materials to bring down the cost of housing and reduce any adverse impact of construction on the environment.

6. Remittance of Cash Dividends. Cash Dividends equivalent to at least fifty percent (50%) of the annual net earnings of GOCCs shall be remitted to the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

7. Transparency Seal. To enhance transparency and enforce accountability, all GOCCs shall maintain a Transparency Seal to be posted on their websites. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustment; (iv) annual procurement plan/s and contracts awarded with the winning supplier, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioecomic agenda and their target beneficiaries; (vi) status of implementation, evaluation and/or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports, pursuant to COA and DBM J.C. No. 2014-1 dated July 1, 2014; (viii) Final People’s Freedom to Information (FOI) Manual signed by head of agency, Agency Information Inventory, 2017 and 2018 FOI Summary Report, and 2017 and 2018 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The respective heads of GOCCs and their web administrators or equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of GOCCs.

8. Fund Releases. Funds appropriated herein shall be under the administration of the DBM and released directly to the recipient GOCCs through the BTr, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292. All requests for fund release either as subsidy or equity investment to GOCCs shall be included in the GOCCs’ COB duly approved by their respective governing boards.

9. Tobacco Fund. The amount of Four Hundred One Million Three Hundred Seventy Thousand Pesos (₱401,370,000) shall be used by the National Tobacco Administration (NTA) for its operating requirements sourced from the proceeds of fifty percent (50%) of the tariff or taxes of imported leaf tobacco and fifty percent (50%) of the special taxes on locally manufactured Virginia-type cigarettes, constituted into the Tobacco Fund in accordance with Section 5 of R.A. No. 4155.

Release of funds shall be subject to the submission of a special budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

10. Reporting and Posting Requirements. The GOCCs shall submit quarterly reports on their financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS); and

(b)	GOCCs’ websites.

The GOCCs shall send written notice when said reports have been submitted or posted on their websites to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

APRIL 29, 2019	OFFICIAL GAZETTE	875
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
BSGC - Others
1. Rest of Budgetary Support to Government-Owned and/or Controlled Corporations, subject to Section 35, Chapter 5, Book VI of E.O. No. 292 and Letter of Implementation No. 29		₱	28,606,000		₱	28,606,000

Sub-Total, BSGC-Others			28,606,000			28,606,000

TOTAL NEW APPROPRIATIONS		₱	28,606,000		₱	28,606,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	28,606

Total Maintenance and Other Operating Expenses	28,606

Total Current Operating Expenditures	28,606

TOTAL NEW APPROPRIATIONS	28,606

876	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE
A.1. National Dairy Authority	₱	271,441,000		₱	271,441,000
A.2. National Food Authority		7,000,000,000			7,000,000,000
A.3. Philippine Coconut Authority		1,236,356,000			1,236,356,000
A.4. Philippine Crop Insurance Corporation		3,500,000,000			3,500,000,000
A.5. Philippine Fisheries Development Authority		765,190,000			765,190,000
A.6. Philippine Rice Research Institute		771,509,000			771,509,000
A.7. Sugar Regulatory Administration		500,000,000			500,000,000

Sub Total, DEPARTMENT OF AGRICULTURE		14,044,496,000			14,044,496,000

B. DEPARTMENT OF ENERGY
B.1. National Electrification Administration		1,067,944,000			1,067,944,000
B.2. National Power Corporation		1,028,986,000			1,028,986,000

Sub Total, DEPARTMENT OF ENERGY		2,096,930,000			2,096,930,000

C. DEPARTMENT OF FINANCE
C.1. Land Bank of the Philippines		36,488,000,000			36,488,000,000
C.2. Philippine Tax Academy		114,638,000			114,638,000

Sub Total, DEPARTMENT OF FINANCE		36,602,638,000			36,602,638,000

D. DEPARTMENT OF HEALTH
D.1. Lung Center of the Philippines		232,870,000			232,870,000
D.2. National Kidney and Transplant Institute		884,864,000			884,864,000
D.3. Philippine Children’s Medical Center		1,083,063,000			1,083,063,000
D.4. Philippine Health Insurance Corporation		67,353,360,000			67,353,360,000
D.5. Philippine Heart Center		1,183,893,000			1,183,893,000
D.6. Philippine Institute of Traditional and Alternative Health Care		142,619,000			142,619,000

Sub Total, DEPARTMENT OF HEALTH		70,880,669,000			70,880,669,000

E. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS
E.1. Local Water Utilities Administration		325,317,000			325,317,000

Sub Total, DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS		325,317,000			325,317,000

F. DEPARTMENT OF TOURISM
F.1. Tourism Infrastructure and Enterprise Zone Authority		410,000,000			410,000,000

Sub Total, DEPARTMENT OF TOURISM		410,000,000			410,000,000

G. DEPARTMENT OF TRADE AND INDUSTRY
G.1. Aurora Pacific Economic Zone and Freeport Authority		48,721,000	10,000,000		58,721,000
G.2. Center for International Trade Expositions and Missions		279,228,000			279,228,000
G.3. Small Business Corporation		1,500,000,000			1,500,000,000

Sub Total, DEPARTMENT OF TRADE AND INDUSTRY		1,827,949,000	10,000,000		1,837,949,000

APRIL 29, 2019	OFFICIAL GAZETTE	877
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

H. DEPARTMENT OF TRANSPORTATION
H.1. Light Rail Transit Authority		1,473,987,000				1,473,987,000
H.2. Philippine National Railways		1,630,000,000				1,630,000,000

Sub Total, DEPARTMENT OF TRANSPORTATION		3,103,987,000				3,103,987,000

I. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY
I.1. Philippine Institute for Development Studies		165,694,000				165,694,000

Sub Total, NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY		165,694,000				165,694,000

J. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE
J.1. People’s Television Network, Inc.		278,380,000		447,941,000		726,321,000

Sub Total, PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE		278,380,000		447,941,000		726,321,000

K. OTHER EXECUTIVE OFFICES
K.1. Authority of the Freeport Area of Bataan				211,530,000		211,530,000
K.2. Bases Conversion and Development Authority		15,178,853,000				15,178,853,000
K.3. Cagayan Economic Zone Authority		101,240,000		40,000,000		141,240,000
K.4. Credit Information Corporation		110,311,000				110,311,000
K.5. Cultural Center of the Philippines		420,173,000				420,173,000
K.6. Development Academy of the Philippines		556,484,000				556,484,000
K.7. Home Guaranty Corporation				500,000,000		500,000,000
K.8. National Home Mortgage Finance Corporation		500,000,000				500,000,000
K.9. National Housing Authority		765,208,000				765,208,000
K.10. National Irrigation Administration		36,046,212,000				36,046,212,000
K.11. Philippine Center for Economic Development		28,255,000				28,255,000
K.12. Philippine Postal Corporation		541,323,000				541,323,000
K.13. Social Housing Finance Corporation		800,000,000				800,000,000
K.14. Southern Philippines Development Authority		153,505,000				153,505,000
K.15. Subic Bay Metropolitan Authority		487,296,000				487,296,000
K.16. Zamboanga City Special Economic Zone Authority		51,583,000		346,656,000		398,239,000

Sub Total, OTHER EXECUTIVE OFFICES		55,740,443,000		1,098,186,000		56,838,629,000

L. BSGC - OTHERS		28,606,000				28,606,000

TOTAL NEW APPROPRIATIONS, BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	₱	185,505,109,000	₱	‘ 1,556,127,000	₱	187,061,236,000

878	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

For subsidy requirements and operations, including locally-funded and foreign-assisted projects, in accordance with the programs indicated hereunder	₱	3,366,953,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations	₱	47,909,000	₱	1,641,608,000	₱	1,677,436,000	₱	3,366,953,000

Metropolitan Manila Solid Waste Management Program				933,926,000		223,065,000		1,156,991,000
Metropolitan Manila Traffic Management Program				431,134,000		348,931,000		780,065,000
Metropolitan Manila Flood Control Program		47,909,000		276,548,000		1,105,440,000		1,429,897,000

TOTAL NEW APPROPRIATIONS	₱	47,909,000	₱	1,641,608,000	₱	1,677,436,000	₱	3,366,953,000

Special Provision(s)

1. Operating Requirements of the MMDA. All income and revenues collected by the MMDA from all sources, including the IRA allocated to it and the mandatory remittances of component LGUs shall be used to cover all of its operating requirements. The subsidy appropriated in this Act for MMDA shall be used only to augment any deficiencies from its income and revenues to cover valid and authorized expenditures.

The MMDA shall submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, an annual report on financial and physical accomplishments. The Chairperson of MMDA and the Authority’s web administrator or his/her equivalent shall be responsible for ensuring that said report shall likewise be posted on the MMDA website.

2. Cost Allocation of Flood Control Projects. In the implementation of flood control projects, the MMDA shall conform with the master plan approved by the Metro Manila Council and shall adopt the cost allocation being used by DPWH for its flood control projects.

3. Promotion of People Mobility. The MMDA shall promote people mobility through road sharing projects and activities as well as the use of non-motorized modes of transportation. The amount appropriated herein for Transport and Traffic Management Services shall be used to cover the funding requirements for the promotion of people mobility.

4. Release of Fund. The amounts appropriated herein shall be released to the MMDA upon submission to the DBM, not later than November 15 of the preceding year, its detailed and consolidated operating budget for the current fiscal year. The detailed and consolidated operating budget shall reflect the MMDA’s income and revenues from all sources, including the IRA allocated to it and the mandatory remittances of component LGUs, as well as its projected expenditures, targeted program, activities and projects.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program//Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

APRIL 29, 2019	OFFICIAL GAZETTE	879
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

PROGRAMS
Operations	47,909,000	1,641,608,000	1,677,436,000	3,366,953,000

Ecological, safe and efficient solid waste disposal and management ensured		933,926,000	223,065,000	1,156,991,000

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM		933,926,000	223,065,000	1,156,991,000

Solid waste disposal and management of designated Sanitary Landfill facilities for the payment of disposal fees		933,926,000		933,926,000

Project(s)
Foreign-Assisted Project(s)			223,065,000	223,065,000

Metro Manila Flood Management Project Phase 1 Component 2 Minimizing Solid waste in Waterways and Component 4 Project Management and Coordination			200,759,000	200,759,000

Loan Proceeds			200,759,000	200,759,000

Metro Manila Flood Management Project Phase 1 Component 2 Minimizing Solid Waste in Waterways and Component 4 Project Management and Coordination			22,306,000	22,306,000

GOP Counterpart			22,306,000	22,306,000

Safe and smooth flow of traffic in Metro Manila thoroughfares assured		431,134,000	348,931,000	780,065,000

METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM		431,134,000	348,931,000	780,065,000

Operations and Maintenance of various transport facilities and infrastructures		66,287,000		66,287,000

Project(s)
Locally-Funded Project(s)		364,847,000	348,931,000	713,778,000

MMDA Roadside Maintenance Program - Out-of School Youth Towards Economic Recovery Program (OYSTERS)		212,440,000		212,440,000
Operation and Maintenance of the Traffic Discipline Office - Traffic Personnel		53,106,000		53,106,000
Clearing and Removal of Obstruction within 500m Radius of Pasig River Ferry Stations			21,905,000	21,905,000
Purchase of Five (5) Pontoons (DBM, Sta.Elena, Eastwood, Riverbanks, Kapasigan)			20,000,000	20,000,000
Bikeway Development			65,626,000	65,626,000
Purchase of One (1) Hauling Barge			15,000,000	15,000,000

880	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Purchase of Nine (9) PWD Manlift	18,000,000			18,000,000
Pasig River Art for Urban Change Phase II		13,345,000		13,345,000
Operation of Pasig River Ferry Service		85,956,000		85,956,000
Design and Construction of Footbridge with Solar Powered Lightings along MIA Road infront of Tambo Elementary School, Parañaque City			8,400,000	8,400,000
Procurement and Installation of CCTV Cameras for MMDA No Contact Apprehension Program			200,000,000	200,000,000
Flood mitigation assured	47,909,000	276,548,000	1,105,440,000	1,429,897,000

METROPOLITAN MANILA FLOOD CONTROL PROGRAM	47,909,000	276,548,000	1,105,440,000	1,429,897,000

Flood control and management personnel	47,909,000			47,909,000
Operation and maintenance of various flood control structures, facilities, equipment and waterways		276,548,000	3,545,000	280,093,000

Project(s)
Locally-Funded Project(s)			1,101,895,000	1,101,895,000

Rehabilitation of Drainage System along Rodrigues St. & Vicinity, Balut, Tondo, District I, Manila			5,000,000	5,000,000
Rehabilitation/Deepening of Estero De La Reina (Pritil Bridge to C.M. Recto), Tondo, District I, Manila			25,000,000	25,000,000
Rehabilitation/Declogging of Drainage System in the Vicinity of Moriones St., Juan Luna St., and Dagupan St., Tondo, District I, Manila			4,545,000	4,545,000
Rehabilitation/Deepening of Estero de Magdalena Tondo, District II, Manila			25,000,000	25,000,000
Rehabilitation of Drainage System along Rizal Ave., and Vicinity (Phase II), Tondo, District II, Manila			5,000,000	5,000,000
Rehabilitation/Construction of Additional Manholes inlets along J. Abad Santos and Vicinity Tondo, District II, Manila			4,545,000	4,545,000
Upgrading/Improvement of Drainage System along Lope de Vega - Oroquieta Streets and Vicinities (Phase I), Sta. Cruz, District III, Manila			20,000,000	20,000,000
Improvement Maintenance of Estero De Quiapo, Quiapo, District III, Manila			7,000,000	7,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	881
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Upgrading of Drainage System along C. M. Recto Avenue & Vicinities, Sta. Cruz, District III, Manila	7,545,000	7,545,000
Upgrading/Improvement of Drainage System along S.H. Loyola - Quintos Streets and Vicinities, Sampaloc, District IV, Manila	10,000,000	10,000,000
Improvement/Maintenance along M. Dela Fuente, V.G. Cruz Streets and Vicinities, Sampaloc, District IV, Manila	14,545,000	14,545,000
Improvement / Maintenance of Antipolo Streets and Vicinities, Sampaloc, District IV, Manila	10,000,000	10,000,000
Drainage Improvement and Maintenance along Perez St. and Vicinity, Paco, District V, Manila	4,545,000	4,545,000
Improvement and Deepening of Estero de Paco, District V, Paco, Manila	15,000,000	15,000,000
Improvement and Deepening of Estero De Tripa de Gallina, District V, Manila	15,000,000	15,000,000
Improvement and Deepening of Estero De Pandacan, District VI, Manila	10,000,000	10,000,000
Improvement and Deepening of Estero De San Miguel, District VI, Manila	10,000,000	10,000,000
Drainage Improvement and Maintenance along Jesus St. and Vicinity, District VI, Manila	7,545,000	7,545,000
Drainage Improvement and Maintenance along Pedro Gil St. and Vicinity, District VI, Manila	7,000,000	7,000,000
Drainage Improvement and Concreting at Barangay Bungad, District I, Quezon City	10,000,000	10,000,000
Improvement along Balon - Bato Creek, District I, Quezon City	5,000,000	5,000,000
Drainage Improvement and Concreting at Barangay Ramon Magsaysay, District I, Quezon City	5,000,000	5,000,000
Drainage Improvement and Concreting at Barangay Vasra, District I, Quezon City	4,545,000	4,545,000
Drainage Improvement and Concreting at Barangay Project 6, District I, Quezon City	10,000,000	10,000,000

882	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Drainage Improvement and Concreting at Barangay Bagong Silangan, District II, Quezon City	15,000,000	15,000,000
Drainage Improvement and Concreting at Barangay Batasan Hills, District II, Quezon City	10,000,000	10,000,000
Drainage Improvement and Concreting at Barangay Payatas, District II, Quezon City	9,545,000	9,545,000
Upgrading of Drainage System along Rosa Alvero St. and its Vicinities, District III, Quezon City	20,000,000	20,000,000
Drainage Improvement along Aurora Blvd. and its Vicinities, District III, Quezon City	14,545,000	14,545,000
Drainage Improvement/Road Concreting along Victory Ave., and its Vicinities, District IV, Quezon City	18,000,000	18,000,000
Improvement of San Juan River and its Vicinities, District IV, Quezon City	16,545,000	16,545,000
Drainage Improvement and Concreting at Barangay Capri, District V, Quezon City	10,000,000	10,000,000
Drainage Improvement and Concreting at Barangay Nagkaisang Nayon, District V, Quezon City	14,545,000	14,545,000
Drainage Improvement and Concreting at Barangay North Fairview, District V, Quezon City	10,000,000	10,000,000
Drainage Improvement and Concreting at Barangay Sauyo, District VI, Quezon City	10,000,000	10,000,000
Drainage Improvement and Concreting at Barangay Tandang Sora, District VI, Quezon City	12,545,000	12,545,000
Drainage Improvement and Concreting at Barangay Culiat, District VI, Quezon City	12,000,000	12,000,000
Proposed Improvement/Maintenance of Malabon - Tullahan River and its Vicinity, Malabon City	31,000,000	31,000,000
Proposed Improvement/Maintenance of Navotas - Marala River and its Vicinity, Navotas City	34,545,000	34,545,000
Proposed Improvement of Pasong Malapad Creek District I, Caloocan City	5,000,000	5,000,000
Proposed Drainage Improvement along Gen. Luis St., District I, Caloocan City	8,000,000	8,000,000
Proposed Drainage Improvement along Zabarte Road, District I, Caloocan City	7,000,000	7,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	883
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Proposed Improvement of Camarin Creek, District I, Caloocan City	14,545,000	14,545,000
Proposed Drainage Improvement along Langaray St. & Vicinities, District II, Caloocan City	14,545,000	14,545,000
Proposed Drainage Improvement along Samson Road & Vicinities, District II, Caloocan City	7,500,000	7,500,000
Proposed Drainage Improvement along 6th Avenue & Vicinities, District II, Caloocan City	12,500,000	12,500,000
Proposed Improvement of Dulong Tangke Creek, District I, Valenzuela City	9,545,000	9,545,000
Drainage Improvement of Veinte Reales Creek, District I, Valenzuela City	8,000,000	8,000,000
Proposed Improvement of Maysan Creek, District I, Valenzuela City	5,000,000	5,000,000
Proposed Improvement of Malanday Creek, District I, Valenzuela City	7,000,000	7,000,000
Proposed Improvement of Santolan River, District I, Valenzuela City	5,000,000	5,000,000
Proposed Improvement of Marulas Creek, District II, Valenzuela City	10,000,000	10,000,000
Proposed Drainage Improvement along Tadeo St. & Vicinities, District II, Valenzuela City	10,000,000	10,000,000
Proposed Drainage Improvement along I. Francisco St. & Vicinities, District II, Valenzuela City	14,545,000	14,545,000
Dredging of Maricaban Creek, (Phase III) Pasay City	10,000,000	10,000,000
Dredging of Libertad Retarding Pond, (Phase II) Pasay City	10,000,000	10,000,000
Dredging of Tripa de Gallina Station Retarding Pond, Pasay City	9,545,000	9,545,000
Deepening/Desilting of Cutcut Creek Pasay City	5,000,000	5,000,000
Improvement/Desilting of Bangkal Creek, District I, Makati City	8,000,000	8,000,000
Improvement/Desilting of Calatagan Creek, District I, Makati City	5,000,000	5,000,000
Desilting of PMR Canal Arnaiz Avenue - Makati Avenue Diversion Channel and PMR Canal Magallanes, District I, Makati City	5,000,000	5,000,000
Improvement/Desilting of Maricaban Creek, District I, Makati City	5,000,000	5,000,000

884	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Improvement/Rehabilitation of Fence along Estero Tripa de Gallina, District I, Makati City	4,545,000	4,545,000
Improvement/Desilting of Faraday Main, District I, Makati City	7,000,000	7,000,000
Improvement/Riprapping along Makati - Pateros River , District II, Makati City	12,545,000	12,545,000
Riprapping/Desilting along San Juan Creek (Phase III), District II, Makati City	5,000,000	5,000,000
Improvement of Maya Creek, District II, Makati City	5,000,000	5,000,000
Improvement/Desilting of Balisampan Creek, District II, Makati City	5,000,000	5,000,000
Drainage Improvement along Kalayaan Avenue, District II, Makati City	7,000,000	7,000,000
Improvement along Roxas Open Canal (Parañaque Side) Barangay Baclaran, District I, Parañaque City	8,000,000	8,000,000
Improvement along Villanueva Creek, Barangay San Isidro, District I, Parañaque City	8,000,000	8,000,000
Proposed Dredging along Baloc-Baloc Creek going to San Dionisio River, Barangay San Dionisio, District I, Parañaque City	8,000,000	8,000,000
Improvement along Kay Boboy Creek, Barangay San Dionisio, District I, Parañaque City	10,545,000	10,545,000
Improvement along Baliaug Creek, Barangay Merville, District II, Parañaque City	10,000,000	10,000,000
Improvement of Sapang Buwaya Creek and Tributaries, Barangay San Antonio, District II, Parañaque City	8,000,000	8,000,000
Proposed Drainage Improvement along Bodoni St. (Phase III) and Vicinity, Barangay San Antonio, District II, Parañaque City	6,000,000	6,000,000
Improvement along Paete Creek, Barangay Merville,Parañaque City	10,545,000	10,545,000
Drainage Improvement at Talisayin St. Corner Manukan Street and Vicinity, Barangay Manuyo 2, Las Piñas City	10,000,000	10,000,000
Improvement along Dahlig Creek, Barangay Pulang Lupa Uno, Las Piñas City	8,000,000	8,000,000
Proposed Riprapping and Desilting along Marulas Creek, Barangay Manuyo Dos, Las Piñas City	6,000,000	6,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	885
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Improvement along Balihatar Creek, Casimiro Townhomes, Barangay Pulang Lupa Una, Las Piñas City	10,545,000	10,545,000
Improvement along Poblacion River (Phase II) Barangay Poblacion, Muntinlupa City	8,545,000	8,545,000
Improvement along Cupang-Alabang River, Barangay Alabang-Cupang, Muntinlupa City	10,000,000	10,000,000
Construction/Repair of Drainage System along Summitville to connect to Daang Maharlika, Barangay Putatan, Muntinlupa City	10,000,000	10,000,000
Construction/Repair/Rehabilitation/Improvement of Drainage System, Purok 7, Burgos St. and Vicinity, Barangay Poblacion, Muntinlupa City	6,000,000	6,000,000
Dredging/Deepening of Balanti Creek, Phase III, District I, Marikina City	5,000,000	5,000,000
Construction of Drainage (RCBC) along Kamachile St. and Vicinity, Brgy. Malanday, District I, Marikina City	14,545,000	14,545,000
Construction of Drainage (RCBC) along Reposo St. and Vicinity, Brgy. Malanday, District I, Marikina City	15,000,000	15,000,000
Construction of Bridge along Dela Paz St., Brgy. Fortune, District II, Marikina City	7,000,000	7,000,000
Construction of Drainage along Dela Paz St., Brgy. Fortune, District II, Marikina City	20,000,000	20,000,000
Riprapping/Dredging of Champaca Creek, Phase IV, Brgy. Fortune, District II, Marikina City	7,545,000	7,545,000
Riprapping/Dredging of Pinagkrusan Creek, Pasig City	10,000,000	10,000,000
Desilting of Manggahan Floodway, Pasig City	20,000,000	20,000,000
Drainage Improvement along Dr. Sixto Ave., Brgy. Rosario, Pasig City	4,545,000	4,545,000
Proposed RCBC at Bagumbayan, Taguig-Pateros	10,000,000	10,000,000
Drainage Improvement at Brgy. Palingon, Taguig-Pateros	4,545,000	4,545,000
Drainage Improvement at Brgy. Aguha, Taguig-Pateros	10,000,000	10,000,000
Drainage Improvement at Brgy. Tipas, Taguig-Pateros	5,000,000	5,000,000
Drainage Improvement of Brgy. Napindan, Taguig-Pateros	5,000,000	5,000,000

886	OFFICIAL GAZETTE	VOL. 115, NO. 17
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Proposed RCBC at Brgy. Pinagsama, Taguig City						15,000,000		15,000,000
Drainage Improvement at Brgy. Western Bicutan, Taguig City						14,545,000		14,545,000
Drainage Improvement at Brgy. Katuparan, Taguig City						5,000,000		5,000,000
Proposed RCBC at Brgy. Progreso, San Juan City						20,000,000		20,000,000
Proposed RCBC at Brgy. Salapan leading to Pumping Station, San Juan City						14,545,000		14,545,000
Proposed RCBC at Aglipay St., Mandaluyong City						10,000,000		10,000,000
Proposed Additional Pump at Aglipay Pumping Station, Mandaluyong City						5,000,000		5,000,000
Proposed Raising of Bridge at Aglipay St., Mandaluyong City						15,000,000		15,000,000
Proposed RCBC at Bernardo St., Mandaluyong City						4,545,000		4,545,000

Sub-total, Operations		47,909,000		1,641,608,000		1,677,436,000		3,366,953,000

TOTAL NEW APPROPRIATIONS	₱	47,909,000	₱	1,641,608,000	₱	1,677,436,000	₱	3,366,953,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,672

Total Permanent Positions	36,672

Other Compensation Common to All
Personnel Economic Relief Allowance	2,448
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	612
Mid-Year Bonus - Civilian	3,056
Year End Bonus	3,056
Cash Gift	510
Productivity Enhancement Incentive	510
Step Increment	92

Total Other Compensation Common to All	10,524

APRIL 29, 2019	OFFICIAL GAZETTE	887
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

Other Benefits
PAG-IBIG Contributions	122
PhilHealth Contributions	469
Employees Compensation Insurance Premiums	122

Total Other Benefits	713

Total Personnel Services	47,909

Maintenance and Other Operating Expenses
Travelling Expenses	142
Supplies and Materials Expenses	72,132
Utility Expenses	85,384
Communication Expenses	540
Demolition/Relocation and Desilting/Dredging Expenses	250
Professional Services	376,268
General Services	960,386
Repairs and Maintenance	135,934
Taxes, Insurance Premiums and Other Fees	3,821
Other Maintenance and Operating Expenses
Advertising Expenses	211
Representation Expenses	700
Rent/Lease Expenses	5,000
Litigation/Acquired Assets Expenses	500
Other Maintenance and Operating Expenses	340

Total Maintenance and Other Operating Expenses	1,641,608

Total Current Operating Expenditures	1,689,517

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,440,891
Machinery and Equipment Outlay	236,545

Total Capital Outlays	1,677,436

TOTAL NEW APPROPRIATIONS	3,366,953

B. SPECIAL SHARES OF LOCAL GOVERNMENT UNITS IN THE PROCEEDS OF NATIONAL TAXES

For apportionment of the shares of local government units in the proceeds of other national taxes in accordance with the purposes as indicated hereunder					₱	27,324,009,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	27,324,009,000		₱	27,324,009,000

888	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Special Provision(s)

1. Internal Revenue Allotment of Local Government Units. In addition to the LGU shares appropriated herein, Five Hundred Seventy Five Billion Five Hundred Twenty Million Five Hundred Eighty Thousand Pesos (₱575,520,580,000) is automatically appropriated for the LGU share in the national internal revenue taxes in accordance with Section 4 of R.A. No. 9358 and shall be allocated pursuant to Section 285 of R.A. No. 7160 and the General Provisions of this Act.

2. Shares in National Wealth. The amount of Three Billion One Hundred Sixty One Million Three Hundred Thirty Seven Thousand Pesos (₱3,161,337,000) appropriated herein for the LGU share in mining taxes, royalties from mineral reservations, forestry charges, and fees and revenues collected from energy resources in the utilization and development of national wealth shall be subject to the following:

(a) Use - in accordance with Section 294 of R.A. No. 7160;

(b) Allocation - pursuant to Section 292 of R.A. No. 7160; and

(c) Release - upon certification of actual collections by the revenue collecting agencies concerned and remittance to the BTr.

3. Shares in Excise Taxes from Locally Manufactured Virginia-type Cigarettes. The amount of Fourteen Billion Four Hundred One Million Seven Hundred Eighty Two Thousand Pesos (₱14,401,782,000) appropriated herein for the LGU share in excise taxes from locally manufactured Virginia-type cigarettes shall be subject to the following:

(a) Use - Fifty percent (50%) of all shares accruing to the Local Government Units are used for barangay economic development projects duly approved by the Local Development Council concerned;

(b) Allocation - the respective shares of the LGUs of a beneficiary province shall be distributed as follows:

(i) Thirty percent (30%) to the provincial government of the beneficiary province;

(ii) Forty percent (40%) to the municipalities and cities to be further distributed as follows: (a) fifty percent (50%) to be divided equally among all the municipalities and cities of the beneficiary province, and (b) fifty percent (50%) to be divided according to volume of their respective tobacco production; and

(iii) Thirty percent (30%) to the municipalities and cities in the congressional districts of a beneficiary province. The share of each congressional district shall be based on the volume of tobacco production within each district and [~~shall be implemented by DA, DPMH, DTI and/or other concerned agencies. The funds for implementation shall be downloaded to the concerned national agencies earmarked and~~] devoted solely for the objectives stated under R.A. No. 7171 and used exclusively for the benefit of the municipalities and cities in the congressional districts of a beneficiary province in accordance with Section 289 of the National Internal Revenue Code; and

(c) Release - upon certification of actual collections by the BIR and remittance to the BTr.

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 957, R.A. No. 11260)

4. Shares in Excise Taxes from Burley and Native Tobacco Products. The amount of Three Billion Six Hundred Seven Million Four Hundred Sixteen Thousand Pesos (₱3,607,416,000) appropriated herein for the LGU share in excise taxes from Burley and Native Tobacco Products shall be subject to the following:

(a) Use - in accordance with Section 8 of R.A. No. 10351;

(b) Allocation - the respective shares of the LGUs of a beneficiary province shall be distributed as follows:

(i) Ten percent (10%) to the provincial government of the beneficiary province;

(ii) Ten percent (10%) to the component cities and municipalities of the beneficiary province, to be computed based on the volume of tobacco production of tobacco-producing cities and municipalities; and

(iii) Eighty percent (80%) to the component cities and municipalities in the congressional districts of a beneficiary province. The share of each congressional district shall be based on the volume of tobacco production within each district and [~~shall be implemented by DA, DPMH, DTI and/or other concerned agencies. The funds for implementation shall be downloaded to the concerned national agencies earmarked and~~] devoted solely for the objectives stated under R.A. No. 8240, as amended by R.A. No. 10351, and used exclusively for the benefit of cities and municipalities in the congressional districts of a beneficiary province; and

(c) Release - upon certification of actual collections by the BIR and remittance to the BTr.

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 957, R.A. No. 11260)

5. Shares in Incremental Collections from Value-Added Tax. The amount of Six Billion Eighty Seven Million Two Hundred Seven Thousand Pesos (₱6,087,207,000) appropriated herein for the LGU share in incremental collections from value-added tax (VAT) authorized under R.A. Nos. 7643 and 8424 shall be subject to the following:

(a) Allocation - in accordance with Section 150 of R.A. No. 7160, as implemented by DBM-DOF-DILG J.C. No. 1-02 dated February 6, 2002; and

(b) Release - upon certification of actual collections by the BIR and remittance to the BTr.

6. Shares from Value-Added Tax in lieu of Franchise Tax. The amount of One Million Nine Hundred Two Thousand Pesos (₱l,902,000) appropriated herein for the LGU share from VAT in lieu of franchise tax authorized under R.A. Nos. 6631 and 6632, as amended, respectively, shall be subject to the following:

(a) Allocation - in accordance with DBN-DOF J.C. No. 2008-1 dated June 16, 2008; and

(b) Release - upon certification of actual collections by the BIR and actual remittance to the BTr.

7. Shares in Gross Income Tax Paid by all Businesses and Enterprises within the Economic Zones. The amount of Forty Nine Million Seven Hundred Forty Two Thousand Pesos (₱49,742,000) appropriated herein for the LGU share in the gross income tax paid by all businesses and enterprises located within the economic zones shall be subject to the following:

(a) Allocation - in accordance with the provisions of R.A. No. 7922; and

(b) Release - upon certification of actual collections by the BIR and actual remittance to the BTr.

8. Shares in Special Privilege Tax. The amount of Fourteen Million Six Hundred Twenty Three Thousand Pesos (₱14,623,000) appropriated herein for the LGU share in the two percent (2%) Special Privilege Tax on Mini-Hydroelectric Power Developers shall be

APRIL 29, 2019	OFFICIAL GAZETTE	889
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

subject to the following:

(a) Allocation – in accordance with R.A. No. 7156 based on the actual collections by the BIR and actual remittance to the BTr; and

(b) Release – upon certification of actual collections by the BIR and actual remittance to the BTr.

9. Direct Release of all Local Government Unit Shares. The IRA, and all LGU shares appropriated herein, shall be released directly by the BTr to the beneficiary LGUs through authorized government servicing banks.

The LGU shall submit quarterly reports on the utilization of the LGU shares, through the following:

(a) Local Government Units Reporting System (LGURS) or other electronic means for reports not covered by the LGURS; and

(b) LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses
				Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Special Shares of LGUs in the Proceeds of National Taxes		₱	27,324,009,000		₱	27,324,009,000

Share in Tobacco Excise Tax Pursuant to R.A. No. 7171 (Virginia Tobacco)			14,401,782,000			14,401,782,000
Share in Tobacco Excise Tax Pursuant to R.A. No. 8240, as amended by R.A. No. 10351 (Burley and Native Tobacco)			3,607,416,000			3,607,416,000
Share in the Utilization and Development of National Wealth under R.A. Nos. 7160 and 9513			3,161,337,000			3,161,337,000
Share in the Gross Income Taxes paid by all Businesses and Enterprises within the ECOZONES pursuant to R.A. No. 7922			49,742,000			49,742,000
Share in Incremental Collections from Value Added Tax pursuant to R.A. Nos. 7643 and 8424			6,087,207,000			6,087,207,000
Share in Value Added Tax in lieu of Franchise Tax pursuant to R.A. No. 6632, as amended by R.A. No. 7953 and R.A. No. 6331, as amended by R.A. No. 8407			1,902,000			1,902,000
Share in the 2% Special Privilege Tax pursuant to R.A. No. 7156			14,623,000			14,623,000

TOTAL NEW APPROPRIATIONS		₱	27,324,009,000		₱	27,324,009,000

890	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	27,324,009

Total Maintenance and Other Operating Expenses	27,324,009

TOTAL NEW APPROPRIATIONS	27,324,009

C. BARANGAY OFFICIALS DEATH BENEFITS

For payment of death benefits of barangay officials who died during their term of office as indicated hereunder	₱	50,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	50,000,000		₱	50,000,000

Special Provision(s)

1. Payment of Barangay Officials Death Benefits. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein shall be used for the payment of death benefits to barangay officials, namely: the punong barangay, seven (7) barangay kagawads, sangguniang kabataan president as ex-officio barangay kagawad, barangay secretary and treasurer who died during their term of office.

Release of funds shall be made through the DILG.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Barangay Officials Death Benefits		₱	50,000,000		₱	50,000,000

For payment of Death Benefits of Barangay Officials Namely: the Punong Barangay, Seven Barangay Kagawads, SK President as Ex-officio Barangay Kagawad, Secretary and Treasurer, who died during their term of office			50,000,000			50,000,000

TOTAL NEW APPROPRIATIONS		₱	50,000,000		₱	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	891
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	50,000

Total Maintenance and Other Operating Expenses	50,000

TOTAL NEW APPROPRIATIONS	50,000

D. LOCAL GOVERNMENT SUPPORT FUND

For financial subsidy to local government units, as indicated hereunder	₱	32,730,124,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEM APPROPRIATIONS		₱	32,730,124,000		₱	32,730,124,000

Special Provision(s)

1. Assistance to Municipalities. The amount appropriated herein under Assistance to Municipalities shall be used to support the priority projects of municipalities, and allocated based on equal share, fiscal capacity, per capita share, and share for good performance.

The Assistance to Municipalities shall fund projects culled out from the Local Development Investment Programs of municipalities and shall be limited to: (i) local access roads, to include drainage systems along existing roads, that are compliant to DPWH standards; (ii) local bridges; (iii) potable water system projects; (iv) evacuation center and Disaster Risk Reduction-related equipment; (v) small water impounding projects; (vi) rain water catchment facilities; (vii) sanitation and health facilities; (viii) municipal drug rehabilitation facility; [~~and (ix) maternal and child health proj~~e~~cts, pursuant to R.A. 11148 or the “Kalusugan at Nutrisyon ng Mag Nanay Act”.~~]

Release of funds to the municipalities shall be subject to their compliance with the following: (i) DILG Seal of Good Financial Housekeeping; (ii) the requirements of the DILG Local Development Council functionality; (iii) assessment of Public Financial Management (PFM) systems and adoption of the corresponding PFM improvement measures; and (iv) notarized certification prepared by the Municipal Engineer and Municipal Planning and Development Coordinator (MPDC), signed by the Local Chief Executive (LCE) attesting that:

(a) the site of the project has no land ownership and Right-of-way (ROW) problems/issues;

(b) the project is not located in the “No Build Zone” and hazard prone area as determined by the Mines and Geosciences Bureau Hazard Map; and

(c) for water supply, the water source has been validated by the Municipal Engineer and found to be feasible to supply water to the intended beneficiaries and potable for drinking or mitigating measures have been included in the design to make the water potable.

Duly accredited Civil Society Organizations are encouraged to actively participate in the implementation by way of: (i) serving as observer in the procurement process; (ii) Municipal Development Council project monitoring; and (iii) third party monitoring and evaluation. Citizens are also encouraged to provide feedback on the implementation of the projects.

Implementation of this provision shall be subject to guidelines to be issued for the purpose.

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 957, R.A. No. 11260)

2. Assistance to Cities. The amount appropriated herein as Assistance to Cities shall be allocated to LGUs based on equal sharing and population, and shall be used to fund the construction, rehabilitation, repair or improvement of public open spaces, [~~and maternal~~

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~~and child health projects, pursuant to R.A.—No.—11148 or the “Kalusugan at Nutrisyon ng Nag-Nanay Act”.~~]

Implementation of this provision shall be subject to guidelines to be issued for the purpose.

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 957, R.A. No. 11260)

3. Conditional Matching Grant to Provinces for Road and Bridge Repair, Rehabilitation and Improvement. The amount of Eight Billion Two Hundred Twenty Three Million Six Hundred Forty Five Thousand Pesos (₱8,223,645,000) appropriated herein for the Conditional Matching Grant to Provinces for Road and Bridge Repair. Rehabilitation and Improvement (CMGP) shall be used to support provinces which are compliant with DILG’s Seal of Good Financial Housekeeping and DBM-validated PFM Improvement Plan.

The said amount shall be allocated as follows: (i) equal share - 20%; (ii) percentage share based on land area - 10%; (iii) percentage share based on unpaved and poor to bad paved core roads - 20%; (iv) absorptive capacity based on the performance assessment of the implementation of 2017 CMGP Projects - 30%; (v) performance on the Achievement of 2017 Governance Reform Targets - 10%; and (vi) compliance with 2018 CMGP submission of fund release requirements - 10%.

The beneficiary province shall comply with the following in the implementation of this provision:

(a) Detailed Engineering Designs and Program of Works of CMGP Projects;

(b) Local Road Management Assessment Report with Improvement Plan and such other requirements as may be provided in the guidelines issued by the DILG and DBM;

(c) submission to the DBM of the PFM Improvement Plan and such other requirements as may be provided in the guidelines issued by DBM;

(d) compliance with the procurement rules under R.A. No. 9184, its IRR and GPPB guidelines;

(e) observance of the design, plan, specifications and such other standards and policies of the National Government; and

(f) certification issued by the province’s Local Finance Committee that the local road maintenance budget for the current year is sufficient to maintain one hundred percent (100%) of fair to good roads supported with approved Annual Maintenance Work Program.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019, Volume I-B, page 961-962, R.A. No. 11260)

4. Provision for Potable Water Supply (SALINTUBIG). The amount of One Billion Five Hundred Forty Nine Million Six Hundred Forty One Thousand Pesos (₱1,549,641,000) appropriated herein shall be used exclusively for the SALINTUBIG Projects and shall be implemented exclusively in the LGUs identified in this Act. In no case shall said amount be used for other purpose.

Release of fund shall be made directly to the beneficiary LGUs subject to compliance with the following:

(a) DILG Seal of Good Financial Housekeeping;

(b) the requirements of DILG Local Development Council Functionality Assessment;

(c) assessment of PFM Systems and adoption of the corresponding PFM improvement measures; and

(d) notarized certification prepared by the city/municipal engineer and city/municipal planning and development coordinator, and signed by the LCE attesting that:

1.	The water source has been validated by the city/municipal engineer and has been found to be:

a.	Feasible for supplying water to the intended beneficiaries; and

b.	Potable for drinking or engineering mitigation measures have been included in the design to make the water potable.

2.	The site of the project has no land ownership and ROW problem/issues; and

(e) project implementation schedule, including procurement timelines, prepared by the city/municipal engineer and approved by the LCE.

Duly accredited Civil Society Organizations are encouraged to actively participate in the implementation by way of: (i) serving as observer in the procurement process; (ii) Municipal Development Council project monitoring; and (iii) third party monitoring and evaluation. Citizens are also encouraged to provide feedback on the implementation of the projects.

The implementation of this provision shall be subject to the guidelines to be issued by the DILG.

5. Other Financial Assistance to Local Government Units. The amount appropriated herein under Other Financial Assistance to LGUs shall be used for financial assistance to LGUs to support the following priority programs and projects of LGUs:

(a) Assistance to indigent patients either confined or out-patient (including professional fees) and purchase of ambulance;

(b) Assistance to indigent individual or families in any of the following forms: (i) medical; (ii) burial; (iii) transportation; (iv) food assistance; (v) cash for work; and (vi) educational assistance;

(c) Purchase of mini dump trucks;

(d) Purchase of multicabs and/or multi-purpose vehicles;

(e) Purchase and installation of video surveillance;

[~~(f) Maternal and child health projects, pursuant to R.A. No. 11148 or the “Kalusugan at Nutrisyon ng Nag-Nanay Act”;~~]

(DIRECT VETO AND CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019, Volume I-B, pages 957 and 961, R.A. No. 11260)

(g) Construction, concreting, rehabilitation, repair or improvement of any of the following: (i) local roads and/or bridges; (ii) public markets; (iii) slaughterhouses; (iv) multi-purpose buildings/haIls; (v) multi-purpose pavements; (vi) drainage canals; (vii) sea wall/river wall; (viii) water system projects including level l/stand alone water points; (ix) evacuation centers; (x) public parks; (xi) fish ports; and (xii) post-harvest facilities composed of ice plant and cold storage facilities; and

(h) Purchase and installation of streetlighting.

Disbursement and utilization by the LGUs shall be subject to the pertinent provisions of R.A. No. 9184, applicable accounting, budgeting and auditing rules and regulations, and such other guidelines issued for the purpose.

APRIL 29, 2019	OFFICIAL GAZETTE	893
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

6. Reporting and Posting Requirements. The LGU shall submit quarterly reports on the utilization of the LGU shares, through the following:

(a) Local Government Units Reporting System (LGURS) or other electronic means for reports not covered by the LGURS; and

(b) LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures			Capital Outlays	Total
	Personnel Services	Maintenance and Other Operating Expenses
PROGRAMS
Allocation to Local Government Units
Local Government Support Fund		₱	32,730,124,000		₱	32,730,124,000

Assistance to Municipalities			11,714,133,000			11,714,133,000
Assistance to Cities			2,489,800,000			2,489,800,000
Conditional Matching Grant to Provinces for Road and Bridge Repair, Rehabilitation and Improvement			8,223,645,000			8,223,645,000
Provision for Potable Water Supply (SALINTUBIG)			1,549,641,000			1,549,641,000
Other Financial Assistance to Local Government Units			8,752,905,000			8,752,905,000

TOTAL NEW APPROPRIATIONS		₱	32,730,124,000		₱	32,730,124,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	32,730,124

Total Maintenance and Other Operating Expenses	32,730,124

TOTAL NEW APPROPRIATIONS	32,730,124

E. SPECIAL SHARES OF LOCAL GOVERNMENT UNITS IN THE PROCEEDS OF FIRE CODE FEES

For the operation and maintenance of local fire stations, as indicated hereunder	₱	250,000,000

New Appropriations, by Program

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	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS		₱	250,000,000		₱	250,000,000

Special Provision(s)

1. Use and Release of LGU Shares in the Fire Code Fees. The amount of Two Hundred Fifty Million Pesos (₱250,000,000) appropriated herein for the LGU shares in the taxes, fees and fines collected by the Bureau of Fire Protection pursuant to Section 13 of R.A. No. 9514 shall be used by the LGUs for the operation and maintenance of local fire stations. The amounts shall be released in accordance with DOF-DBM-DILG J.C. No. 2015-1 dated February 12, 2015.

NEW Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Allocation to Local Government Units
Special Shares of LGUs in the Proceeds of Fire Code Fees		₱	250,000,000		₱	250,000,000

Share in Fire Code Fees pursuant to R.A. 9514 (Revised Fire Code)			250,000,000			250,000,000

TOTAL NEW APPROPRIATIONS		₱	250,000,000		₱	250,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	250,000

TOTAL MAINTENANCE AND OTHER OPERATING EXPENSES	250,000

TOTAL NEW APPROPRIATIONS	250,000

APRIL 29, 2019	OFFICIAL GAZETTE	895
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

GENERAL SUMMARY

ALLOCATIONS TO LOCAL GOVERNMENT UNITS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY	₱	47,909,000	₱	1,641,608,000	₱	1,677,436,000	₱	3,366,953,000
B. SPECIAL SHARES OF LGUS IN THE PROCEEDS OF NATIONAL TAXES				27,324,009,000				27,324,009,000
C. BARANGAY OFFICIALS DEATH BENEFITS				50,000,000				50,000,000
D. LOCAL GOVERNMENT SUPPORT FUND				32,730,124,000				32,730,124,000
E. SPECIAL SHARES OF LGUS IN THE PROCEEDS OF FIRE CODE FEES				250,000,000				250,000,000

TOTAL NEW APPROPRIATIONS, ALLOCATIONS TO LOCAL GOVERNMENT UNITS	₱	47,909,000	₱	61,995,741,000	₱	1,677,436,000	₱	63,721,086,000

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GENERAL APPROPRIATIONS ACT, FY 2019

XXXVIII. CONTINGENT FUND

Fund subsidies for contingencies	₱	13,000,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
TOTAL NEW APPROPRIATIONS		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

Special Provision(s)

1. Contingent Fund. The amount of Thirteen Billion Pesos (₱13,000,000,000) appropriated herein shall be used to cover the funding requirements of new or urgent programs, activities or projects of national government agencies or GOCCs that need to be implemented or paid during the year, such as, but not limited to the following: (1) legal obligation of the government arising from final and executory decisions of competent authorities, such as compromise agreements, arbitral awards, mediation settlement agreement, and professional services in connection thereto; (ii) requirements of newly created offices; or (iii) deficiencies in the appropriations for local and external travels of the President of the Philippines.

In no case shall this Fund be used for the purchase of motor vehicles, including any improvements thereon.

Releases from the Contingent Fund shall be subject to approval by the President of the Philippines, other than payment resulting from final and executory decisions of competent authorities, which shall be subject to the approval of the DBM.

The DBM shall include information on releases from the Contingent Fund in its quarterly and annual reports submitted to Congress.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Purpose(s)
Contingent Fund
Fund Subsidies for Contingencies		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

Sub-total, Purpose(s)			8,000,000,000		5,000,000,000		13,000,000,000

TOTAL NEW APPROPRIATIONS		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	897
CONTINGENT FUND

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	8,000,000

Total Maintenance and Other Operating Expenses	8,000,000

Total Current Operating Expenditures	8,000,000

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	5,000,000

Total Capital Outlays	5,000,000

TOTAL NEW APPROPRIATIONS	13,000,000

898	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

CONTINGENT FUND

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. CONTINGENT FUND		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

TOTAL NEW APPROPRIATIONS, CONTINGENT FUND		₱	8,000,000,000	₱	5,000,000,000	₱	13,000,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	899
MISCELLANEOUS PERSONNEL BENEFITS FUND

XXXIX. MISCELLANEOUS PERSONNEL BENEFITS FUND

For payment of miscellaneous personnel benefits to or on behalf of national government officials and employees	₱	35,529,267,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS	₱	35,329,267,000	₱	200,000,000		₱	35,529,267,000

Special Provision(s)

1. Payment of Personnel Benefits. The amount of Thirty Five Billion Five Hundred Twenty Nine Million Two Hundred Sixty Seven Thousand Pesos (₱35,529,267,000) appropriated herein for the payment of personnel benefits shall be used for deficiencies in authorized salaries, bonuses, allowances, associated premiums and other similar personnel benefits of National Government personnel, including Personnel Services requirements for the filling and creation of positions as may be authorized by law, the President of the Philippines, or the DBM. Of this amount, Six Hundred Eight Million Two Hundred Fifty Seven Thousand Pesos (₱608,257,000) shall cover the increase in government counterpart contributions to PhiIHealth which shall allow the latter to continually provide, among others, primary care benefit. Accordingly, the PhilHealth shall update the guidelines in the provision of primary care benefit in addition to inpatient and outpatient care benefits.

Release of funds shall be subject to the determination by the DBM that the Personnel Services requirements cannot be accommodated within the agency’s Personnel Services appropriations as authorized under Section 50 of the General Provisions of this Act.

2. Legal Defense Fund. The amount of Two Hundred Million Pesos (₱200,000,000) appropriated herein for the Legal Defense Fund shall be used for the actual expenses, including payment of premiums for posting of bail bonds and cash advance for expenses of officials and employees of departments, bureaus and offices, in relation to the defense of administrative, civil or criminal cases filed against them in courts for acts committed in the performance of their actual functions.

The claims that may be charged against this Fund shall include the claims duly filed starting in FY 2016, which have not been released without the fault of the claimant, and limited to the amounts provided in the guidelines issued for this purpose. The maximum allowable amounts shall be applied per case and consolidated cases shall be considered as one case.

The amount of legal expenses charged against this Fund shall be refunded to the government when the claimant is found guilty by final judgment by the Court in relation to the offense charged.

Release of funds shall be subject to the favorable endorsement by the Legal Defense Fund Claims Board established in each agency to determine the eligibility and compliance with the allowable amounts chargeable from this Fund. Any favorable decision by the Board shall be final and executory, while denial of claims shall be appealable directly to the Office of the President.

The Legal Defense Fund may likewise be used for the legal assistance of Bids and Awards Committee members and their support staff authorized under R.A. No. 9184, its IRR and GPPB guidelines.

Implementation of this provision shall be subject to N.B.C. No. 566 dated December 15, 2016 and such other guidelines as may be issued by the DBM for the purpose.

3. Implementation of National Budget Circular (NBC) No. 461. The amount appropriated herein for the implementation of NBC No. 461 shall be used solely for the said purpose effective July 1, 2019.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019, Volume I-B, page 960, R.A. No. 10924)

New Appropriations, by Purpose

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS
Purpose(s)
Miscellaneous Personnel Benefits Fund
1. Performance-Based Bonus	₱	13,506,483,000	₱		₱	13,506,483,000
2. Funding Requirements for the Filling up of Unfilled Positions		5,930,618,000				5,930,618,000
3. Legal Defense Fund				200,000,000		200,000,000
4. For Payment of Other Personnel Benefits		521,095,000				521,095,000
5. For Payment of Compensation Adjustment		1,599,326,000				1,599,326,000
6. Funding Requirements for Staffing Modifications and Upgrading of Salaries		11,676,949,000				11,676,949,000
7. For Payment of Contributions to Philippine Health Insurance Corporation		608,257,000				608,257,000
8. For the Implementation of National Budget Circular No. 461		1,486,539,000				1,486,539,000

Sub-total, Purpose(s)		35,329,267,000		200,000,000		35,529,267,000

TOTAL NEW APPROPRIATIONS	₱	35,329,267,000	₱	200,000,000	₱	35,529,267,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation Common to All
Overtime Pay	477,541
Performance Based Bonus	13,506,483
Step Increment	43,554

Total Other Compensation Common to All	14,027,578

Other Compensation for Specific Groups
Lump-sum for Compensation Adjustment	3,085,865
Lump-sum for filling of Positions - Civilian	5,930,618
Lump-sum for Personnel Services	11,676,949

Total Other Compensation for Specific Groups	20,693,432

Other Benefits
PhilHealth Contributions	608,257

Total Other Benefits	608,257

Total Personnel Services	35,329,267

APRIL 29, 2019	OFFICIAL GAZETTE	901
MISCELLANEOUS PERSONNEL BENEFITS FUND

Maintenance and Other Operating Expenses
Professional Services	200,000

Total Maintenance and Other Operating Expenses	200,000

Total Current Operating Expenditures	35,529,267

TOTAL NEW APPROPRIATIONS	35,529,267

902	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

MISCELLANEOUS PERSONNEL BENEFITS FUND

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. MISCELLANEOUS PERSONNEL BENEFITS FUND	₱	35,329,267,000	₱	200,000,000		₱	35,529,267,000

TOTAL NEW APPROPRIATIONS, MISCELLANEOUS PERSONNEL BENEFITS FUND	₱	35,329,267,000	₱	200,000,000		₱	35,529,267,000

APRIL 29, 2019	OFFICIAL GAZETTE	903
NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

XL. NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

For aid, relief and rehabilitation services to communities/areas affected by human-induced and natural calamities, and repair and reconstruction of permanent structures, including other capital expenditures for disaster operation, and rehabilitation activities, as indicated hereunder	₱	20,000,000,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
TOTAL NEW APPROPRIATIONS		₱	5,173,846,000	₱	14,826,154,000	₱	20,000,000,000

Special Provision(s)

1. National Disaster Risk Reduction and Management Program. The amount appropriated herein for Purposes 1, 2 and 3 may be used for, and released in accordance with the following:

(a) Reconstruction, rehabilitation, repair, aid, relief and other works or services, including pre-disaster activities, in connection with the occurrence of natural or human-induced calamities, epidemics as declared by the DOH, crises resulting from armed conflicts, insurgency, terrorism, and other catastrophes [~~occuring in the current or three (3) preceding years~~], subject to the approval of the President of the Philippines who may take into consideration the recommendation of the National Disaster Risk Reduction and Management Council (NDRRMC) for local disasters or the appropriate agency for the international crises. The NDRRMC shall consider the donations or grants received by agencies in support of calamities in making the foregoing recommendation.

(DIRECT VETO- President’s Veto Message, April 15, 2019. Volume 1-B, page 958, R.A. No. 11260)

Reconstruction or rehabilitation projects shall be implemented by the DPWH or LGUs with the capability to implement said projects by administration or by contract, through the execution of a MOA; and

(b) The lump-sum fund of Three Billion Pesos (₱3,000,000,000) shall be the additional funding source to the Quick Response Fund (QRF) of the implementing agency concerned when the balance thereof has reached fifty percent (50%), subject to the approval of the DBM, copy furnished the NDRRMC.

2. Quick Response Fund. The QRF allocations authorized in this Act shall be exclusively limited to those under the budgets of the following agencies:

DA – OSEC	₱	1,000,000,000
DEPED – OSEC		2,000,000,000
DOH – OSEC		500,000,000
DND – OCD		500,000,000
DPWH – OSEC		1,000,000,000
DSWD – OSEC		1,250,000,000
BSGC – NEA		20,000,000

3. Marawi Recovery, Rehabilitation and Reconstruction Program. The amount of Three Billion Five Hundred Million Pesos (₱3,500,000,000) appropriated herein under Purpose 3 shall be used for recovery, rehabilitation, reconstruction, aid and relief projects in Marawi City and other affected areas in connection with the occurence of armed conflicts, particularly the Marawi siege.

Infrastructure projects under this Program shall be implemented by the DPWH, which nay delegate the same to LGUs with the capability to implement said projects by administration or by contract, through the execution of a MOA.

Release of funds shall be made directly to the implementing agencies in accordance with the approval of the President of the Philippines who may take into consideration the recommendation of the NDRRMC.

Should the provided amount be insufficient to fund programs, projects and activities that necessarily has to be undertaken within a year, such programs, projects and activities nay be funded by the regular National Disaster Risk Reduction and Management Fund subject to the endorsement thereof by the NDRRMC and approval of the President.

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GENERAL APPROPRIATIONS ACT, FY 2019

4. Reporting and Posting Requirements. The implementing agencies shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) Implementing agencies’ website.

The implementing agencies shall send written notice when said reports have been submitted or posted on its website to the DBM, NDRRMC, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations under the National Disaster Risk Reduction and Management Fund. Modification of allotment within the purposes authorized herein shall be subject to the approval of the DBM.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Purpose(s)
National Disaster Risk Reduction and Management Fund
1. Aid, Relief and Rehabilitation Services to Communities/Areas Affected by Calamities, Including Training of Personnel, and Other Pre-disaster Activities		₱	4,298,846,000	₱		₱	4,298,846,000
2. Repair and Reconstruction of Permanent Structures, including Capital Expenditures for Pre-disaster Operations, Rehabilitation and Other Related Activities					12,201,154,000		12,201,154,000
3. Marawi Recovery, Rehabilitation and Reconstruction Program			875,000,000		2,625,000,000		3,500,000,000

Sub-total, Purpose(s)			5,173,846,000		14,826,154,000		20,000,000,000

TOTAL NEW APPROPRIATIONS		₱	5,173,846,000	₱	14,826,154,000	₱	20,000,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	5,173,846

Total Maintenance and Other Operating Expenses	5,173,846

Total Current Operating Expenditures	5,173,846

APRIL 29, 2019	OFFICIAL GAZETTE	905
NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	14,826,154

Total Capital Outlays	14,826,154

TOTAL NEW APPROPRIATIONS	20,000,000

906	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
A. NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND		₱	5,173,846,000	₱	14,826,154,000	₱	20,000,000,000

TOTAL NEW APPROPRIATIONS, NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND		₱	5,173,846,000	₱	14,826,154,000	₱	20,000,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	907
PENSION AND GRATUITY FUND

XLI. PENSION AND GRATUITY FUND

For payment of pension and retirement gratuity and terminal leave benefits, including separation benefits and/or incentives, as indicated hereunder.	₱	117,001,503,000

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
TOTAL NEW APPROPRIATIONS	₱	116,501,503,000	₱	500,000,000		₱	117,001,503,000

Special Provision(s)

1. Pension and Gratuity Fund. The amount appropriated herein shall cover the payment for the following:

(a) Pension of: (i) AFP retirees; (ii) war or military veterans of the DND; (iii) retired uniformed personnel of the DILG, Police Constabulary-Integrated National Police (PC-INP), NAMRIA and Philippine Coast Guard; and (iv) other retirees of the National Government;

(b) Retirement benefits of: (i) optional retirees of the National Government; (ii) retired personnel of GOCCs, which are financially unable to pay said benefits, subject to the submission of the streamlining program and measures that will enhance efficiency and effectiveness; and (iii) personnel devolved to LGUs in accordance with N.B.C. Nos. 429 and 429-A dated September 30, 1993 and December 29, 1993, respectively;

(c) Separation benefits or incentives of affected personnel pursuant to the implementation of: (i) restructuring of agencies affected by the integration and automation of the Budget Treasury and Management System and the operationalization of the Treasury Single Account under E.O. No. 55, s. 2011; and (ii) rightsizing, merger, streamlining, abolition or privatization authorized under applicable laws, rules and regulations;

(d) Monetization of leave credits of National Government personnel and transferred leave credits of National Government personnel devolved to the LGUs in accordance with R.A. No. 7160, as implemented by E.O. No. 503, s. 1992 and N.B.C. Nos. 429 and 429-A; and

(e) Other deficiencies in the authorized appropriations for retirement and terminal leave benefits.

In no case shall this Fund be used to pay any additional compensation component of pension or retirement and terminal leave benefits, such as year-end bonus, cash gifts, bonuses, per diems, allowances, overtime pay or such other benefits, unless otherwise specially authorized under existing laws.

2. Payment of the Special Allowance Component of Retirement Benefits. Notwithstanding any provisions of law to the contrary, payment of any increase in the retirement benefits to entitled personnel of the Judiciary, National Prosecution Service, PAO, Office of the Solicitor General, and MLRC as a result of the payment of special allowance shall be charged against the special trust fund from which said special allowance are drawn.

3. Retirement Benefits and Pension Differentials of Philippine Constabulary – Integrated National Police Retirees. The payment of retirement benefits and pension differential of the PC-INP retirees pursuant to the Supreme Court Decision in DBM vs. Manila’s Finest Retirees, G.R. No. 169466 promulgated on May 9, 2007 shall be based on the list of eligible PC-INP retirees with the corresponding computation of their respective retirement benefits and pensions. Said list shall be duly authenticated by the PNP and submitted to the DBM for validation of computed benefits. The computation shall exclude retirement benefits and pension previously paid to, or currently being received by, said retirees.

4. Release of Funds. Release of funds shall be made directly to the agencies concerned except for GOCCs and LGUs which shall be made through the BTr.

908	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
Purpose(s)
Pension and Gratuity Fund
1. For payment of pension	₱	88,719,858,000		₱		₱	88,719,858,000
2. For payment of retirement and terminal leave benefits		20,510,516,000					20,510,516,000
3. For Payment of separation benefits and/or incentives		5,510,551,000					5,510,551,000
4. Far payment of monetization of leave credits		1,760,578,000		500,000,000			2,260,578,000

Sub-total, Purpose(s)		116,501,503,000		500,000,000			117,001,503,000

TOTAL NEW APPROPRIATIONS	₱	116,501,503,000	₱	500,000,000		₱	117,001,503,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Other Personnel Benefits	5,510,551

Total Other Compensation for Specific Groups	5,510,551

Other Benefits
Retirement Gratuity	4,275,031
Terminal Leave	7,094,330

Total Other Benefits	11,369,361

Other Personnel Benefits
Pension, Civilian Personnel	1,099,858

Total Other Personnel Benefits	1,099,858

APRIL 29, 2019	OFFICIAL GAZETTE	909
PENSION AND GRATUITY FUND

Military/Uniformed Personnel
Other Benefits
Retirement Gratuity	4,285,699
Terminal Leave	6,616,034

Total Other Benefits	10,901,733

Other Personnel Benefits
Pension, Military/Uniformed Personnel	77,502,267
Pension, Veterans	10,117,733

Total Other Personnel Benefits	87,620,000

Total Personnel Services	116,501,503

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	500,000

Total Maintenance and Other Operating Expenses	500,000

Total Current Operating Expenditures	117,001,503

TOTAL NEW APPROPRIATIONS	117,001,503

910	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

PENSION AND GRATUITY FUND

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. PENSION AND GRATUITY FUND	₱	116,501,503,000	₱	500,000,000		₱	117,001,503,000

TOTAL NEW APPROPRIATIONS, PENSION AND GRATUITY FUND	₱	116,501,503,000	₱	500,000,000		₱	117,001,503,000

APRIL 29, 2019	OFFICIAL GAZETTE	911
UNPROGRAMMED APPROPRIATIONS

XLII. UNPROGRAMMED APPROPRIATIONS

For fund requirements in accordance with the purposes indicated hereunder	₱	197,135,780,000

New Appropriations, by Purpose

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
TOTAL NEW APPROPRIATIONS	₱38,861,146,000	₱105,775,317,000	₱52,499,317,000	₱197,135,780,000

Special Provision(s)

1. Availment of the Unprogrammed Appropriations. The amounts authorized herein for Purpose Nos. 1 – 16 may be used when any of the following exists:

(a) Excess revenue collections in any one of the identified non-tax revenue sources from its corresponding revenue collection target, as reflected in Tables C.l and C.4 of the BESF;

(b) New revenue collections or those arising from new tax or non-tax sources which are not part of, nor included, in the original revenue sources reflected in Tables C.3 and C.4 of the BESF; or

(c) Approved loans for foreign-assisted projects.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and the following: (i) for excess revenue collections, issuance of a certification that remitted collections to the BTr from a particular revenue source has exceeded the corresponding revenue collections target; or (ii) for new revenue collections, issuance of a certification that remitted collections identified were not part of, nor included in, the original revenue collection targets reflected.

In the case of approved loans, issuance of SARO covering the loan proceeds shall be subject to submission by the agency concerned of request together with work and financial plan, project profile, and a copy of the perfected loan agreement.

2. Support for Infrastructure Projects and Social Programs. The amount of Eight Billion Seventy Two Million Nine Hundred Thirty Six Thousand Pesos (₱8,072,936,000) appropriated herein chargeable against Purpose No. 1, shall be used in support for infrastructure projects and social programs, such as, but not limited to the following: (i) payment of premiums and related expenses to insure government assets against natural or human-induced calamities, epidemics, crises, and catastrophes by adopting global best practices in risk transfer mechanisms – (₱l,000,000,000); (ii) modernization and capacity building of the BTr in the implementation of innovative risk management initiatives – (₱100,000,000); (iii) Fuel Subsidy Program – (₱3,855,759,667); (iv) Subsidy for the Public Utility Vehicle Modernization Program – (₱2,267,680,000); and (v) Siargao Airport Project – (₱500,000,000).

The amount appropriated herein for subsidy for Public Utility Vehicle (PUV) Modernization Program shall be equally divided as subsidy for the Development Bank of the Philippines (DBP) and the Land Bank of the Philippines (LBP) and shall be used exclusively for the implementation of the loaning facility of the PUV Modernization Project. The amount shall be set-up as a separate fund and the transaction shall be recorded and maintained in a separate book by the DBP and the LBP.

The amount appropriated herein for the Fuel Subsidy Program shall be used exclusively to provide fuel vouchers worth at least One Thousand Seven Hundred Pesos (₱l,700) to qualified franchise holders of PUVs as provided under Section 82 of R.A. No. 10963 or the “Tax Reform for Acceleration and Inclusion (TRAIN)” Law.

Release of funds shall be subject to Special Provision No. 1 hereof and the guidelines issued by the agencies concerned.

3. Conversion of National Government Advances into Subsidy for GOCCs. The amount of Seven Billion Eight Hundred Ninety One Million Ninety Two Thousand Pesos (₱7,891,092,000) used to cover the National Government (NG) advances for debt servicing of loan obligations of GOCCs and interests on the NG advances, shall be converted into subsidy. Such conversion shall require the issuance of SARO for book entry purposes chargeable against Purpose No. 2.

4. Support to Foreign-Assisted Projects. The amount of Fifty Three Billion Twenty Seven Million Five Hundred Forty Six Thousand Pesos (₱53,027,546,000) appropriated herein chargeable exclusively against Purpose No. 3 shall be used to fund the following foreign-assisted projects which are still under negotiation:

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(a) Department of Agrarian Reform

(i) Italian Assistance to the Agrarian Reform Community Development Support Program;

(b) Department of Trade and Industry

(i) Rural Agro-Enterprise Partnership for Inclusive Development (RAPID) Growth;

(c) Department of Transportation

(i) MRT 3 Rehabilitation and Maintenance;

(ii) PNR South Commuter (Solis-Los Baños) formerly North-South Rail Project Phase 2;

(iii) PNR South Long Haul;

(iv) Subic Clark Railway;

(v) PNR North Phase 2 (Malolos-Clark);

(vi) Maritime Safety Capability Improvement Project, Phase 2;

(vii) New Cebu International Container Port Project; and

(viii) PNR North 1 (Tutuban-Malolos) formerly North-South Railway Project 1;

(d) Department of Public Works and Highways

(i) Priority bridges crossing Pasig-Marikina River and Manggahan Floodway, ADB-Assisted Project;

(ii) Priority bridges crossing Pasig-Marikina River and Manggahan Floodway, China-Assisted Project; and

(iii) Ambal-Simuay River and Rio Grande de Mindanao River Flood Control Projects (China Government Financing); and

(e) National Dairy Authority

(i) Dairy Goat Farming: A Livelihood Opportunity for Rural Farm Families. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019. Volume 1-B, page 960, R.A. No. 11260)

5. Risk Management Program. The amount chargeable against Purpose No. 4 shall be used for the government’s Risk Management Program to cover commitments made by, and obligations of, the National Government in the agreements covering Public-Private Partnership (PPP) projects, subject to the following:

(a) Compliance with the conditions for the release of the Unprogrammed Appropriations under Special Provision No. 1 hereof;

(b) Approval of the PPP project by the NEDA Board or the Investment Coordination Committee, in accordance with R.A. No. 6957, as amended by R.A. No. 7718. In case of obligations assumed by GOCCs, issuance or execution of a performance undertaking or other similar instrument by the agency concerned confirming that the National Government will assume said obligations in case of default by the GOCC; and

(c) Approval of the use of the Unprogrammed Appropriations by the DBCC upon recommendation by the head of the agency concerned and the DBCC-Technical Working Group on Contingent Liabilities.

6. General Fund Adjustments for the Share of the Autonomous Region in Muslim Mindanao Pursuant to Republic Act No. 9054. The amount of Eight Hundred Million Pesos (₱800,000,000) chargeable against Purpose No. 5 shall cover the share of the ARGMM and the LGUs concerned from the current year’s collections of national internal revenue taxes, fees and charges, and taxes imposed on the use of natural resources collected within the area of autonomy pursuant to Section 9, Article IX of R.A. No. 9054. Releases for the share of ARMM shall be made when actual collections exceed the amount appropriated under the ARGMM Budget and subject to the submission by the ARGMM of a certification of actual collections and remittance of taxes, fees and charges.

7. Refund of the Service Development Fee for the Right to Develop the Nanpeidai Property in Tokyo, Japan. The amount of Two Hundred Ten Million Five Hundred Seventy Nine Thousand Pesos (₱210,579,000) chargeable against Purpose No. 6 shall be used exclusively for the Refund of the Service Development Fee on the right to develop the Nanpeidai Property in Tokyo, Japan to Nagayama-Taisei Consortium (NTC), pursuant to the Notice of Termination dated June 11, 2009 issued by the Secretary of Finance cancelling the award to NTC on the right to develop the Nanpeidai property.

Release for the refund shall be subject to Special Provision No. 1 hereof, prior endorsement by the Secretary of Finance that the conditions, if any, for the refund have been complied with, and submission by the DOF of certification from the BTr that the amount corresponding to the Service Development Fee has actually been deposited with the National Treasury as income of the General Fund.

8. General Fund Adjustment for FOREX Fluctuations. The amount of Two Hundred Million Pesos (₱200,000,000) appropriated herein chargeable against Purpose No. 8 shall cover the foreign exchange rate differential of Foreign Posts of the DFA due to the difference between the actual foreign exchange rate and the assumption used in the FY 2019 BESF. Release of funds shall be subject to Special Provision No. 1 hereof.

9. Prior Years’ LGU Shares. The amount of Four Hundred Twenty Two Million Four Hundred Eighty One Thousand Pesos (₱422,481,000) chargeable against Purpose No. 7 for prior years’ LGU shares from incremental collections from VAT shall be automatically released to the beneficiary LGUs only through authorized government servicing banks upon certification of actual collections by the revenue collecting agency and actual remittance to the BTr.

The LGU shall submit quarterly reports on the utilization of the prior years’ LGU shares, through the following:

(a) Local Government Units Reporting System (LGURS) or other electronic means for reports not covered by the LGURS; and

(b) LGU’s website.

APRIL 29, 2019	OFFICIAL GAZETTE	913
UNPROGRAMMED APPROPRIATIONS

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Pension Arrearages of Retired Military and Uniformed Personnel. The amount of Thirty Three Billion Eight Hundred Sixty One Million One Hundred Forty Six Thousand Pesos (₱33,861,146,000) chargeable against Purpose No. 9 shall be used for the payment of pension arrearages for military and uniformed personnel, resulting from the first tranche implementation of Congress Joint Resolution No. 1, s. 2018. Release for the pension arrearages shall be subject to Special Provision No. 1 hereof.

11. Northrail-Southrail Linkage Project Phase 1. The amount of Two Hundred Million Pesos (₱200,000,000) appropriated herein chargeable against Purpose No. 10 shall be used to cover partial payment of the outstanding obligations of the Philippine National Railways for the Northrail-Southrail Linkage Project Phase 1.

12. Payment of Arrears of LTD IT Services. The amount of Nine Billion Four Hundred Fifty Million Pesos (₱9,450,000,000) appropriated herein chargeable against Purpose No. 11 shall be used to cover payment of LTD IT Services.

13. National Government Rightsizing Program. The amount appropriated herein chargeable against Purpose No. 12 shall be used to cover the payment of terminal leave benefits and separation incentives of personnel affected by the passage of the law implementing the National Government Rightsizing Program. Release of funds shall be subject to: (i) Special Provision No. 1 hereof; (ii) approval by the DBM of the detailed rightsized organizational structure and staffing pattern of agencies concerned; and (iii) availment of retirement or separation benefits and incentives by the affected employees within the prescribed period.

14. Rice Competitiveness Enhancement Fund. The amount appropriated herein chargeable against Purpose No. 13 shall be used for rice fare machineries and equipment, rice seed development, propagation and promotion, rice credit assistance, and rice extension services.

Release of funds shall be subject to Special Provision No. 1 hereof.

[~~15. Coconut Farmers and Industry Development Fund. The amount appropriated herein chargeable against Purpose No. 14 shall be used to augment the Coconut Farmers and Industry Development Fund, to increase the income of coconut farmers, and to support the developmental activities of the Philippine Coconut Authority.~~

~~Release of funds shall be subject to Special Provision No. 1 hereof~~.] (DIRECT VETO- President’s Veto Message, April 15, 2019. Volume 1-B, page 958, R.A. No. 11260)

16. Amounts under the Unprogrammed Appropriations. The DBM is hereby authorized to approve the following:

(a) Modification of amounts within the authorized purposes; and

(b) Use of amounts under Purpose Nos. 1, 4, and 12 as additional appropriations to cover deficiencies in the amounts authorized in any of the purposes under the Unprogrammed Appropriations.

The DBM shall submit to the Office of the President, either in printed form or by way of electronic document, monthly reports on income and expenditure.

[~~17. Prohibitions Against the Use of Unprogrammed Appropriations. No amount appropriated herein shall be utilized for any project intended for public video surveillance and communication system with suppliers or service providers that are considered as serious risks to national security or interest or are involved in cases regarding information leakage, computer or network hacking, and other forms of cyber espionage, whether in the Philippines or in other countries~~.] (DIRECT VETO- President’s Veto Message, April 15, 2019. Volume 1-B, page 958, R.A. No. 11260)

18. Reportorial Requirement. The DBM shall submit to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on releases from the Unprogrammed Appropriations.

New Appropriations, by Purpose

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PURPOSE(S)
1. Support for Infrastructure Projects and Social Programs		₱	7,445,436,000	₱	627,500,000	₱	8,072,936,000
2. Budgetary Support to Government-Owned and/or-Controlled Corporations			7,891,092,000				7,891,092,000
3. Support to Foreign-Assisted Projects			1,405,729,000		51,621,817,000		53,027,546,000
4. Risk Management Program			10,000,000,000				10,000,000,000

914	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

5. General Fund Adjustments for the Share of the ARMM pursuant to R.A. No. 9054				800,000,000				800,000,000
6. Refund of the Service Development Fee for the Right to Develop the Nampeidai Property in Tokyo, Japan				210,579,000				210,579,000
7. Prior Years’ LGU Shares				422,481,000				422,481,000
8. General Fund Adjustments for FOREX Fluctuation				150,000,000		50,000,000		200,000,000
9. For Payment of Pension Arrearages		33,861,146,000						33,861,146,000
10. Northrail-Southrail Linkage Project Phase I – Payment of Outstanding Obligations						200,000,000		200,000,000
11. For Payment of Arrears of LTD IT Services				9,450,000,000				9,450,000,000
12. Implementation of the Proposed National Government Rightsizing Program (NGRP)		5,000,000,000						5,000,000,000
13. Rice Competitiveness Enhancement Fund				10,000,000,000				10,000,000,000
14. Coconut Farmers and Industry Development Fund				10,000,000,000				10,000,000,000
15. For the Implementation of the Organic Law for the Bangsamoro Region in Muslim Mindanao				30,000,000,000				30,000,000,000
16. For the Implementation of the Universal Health Care				18,000,000,000				18,000,000,000

Sub-total, Purpose(s)		38,861,146,000		105,775,317,000		52,499,317,000		197,135,780,000

TOTAL NEW APPROPRIATIONS	₱	38,861,146,000	₱	105,775,317,000	₱	52,499,317,000	₱	197,135,780,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Other Personnel Benefits	5,000,000

Other Compensation for Specific Groups	5,000,000

Military/Uniformed Personnel
Other Personnel Benefits
Pension, Military/Uniformed Personnel	33,861,146

Total Other Personnel Benefits	33,861,146

Total Personnel Services	38,861,146

APRIL 29, 2019	OFFICIAL GAZETTE	915
UNPROGRAMMED APPROPRIATIONS

Maintenance and Other Operating Expenses
Financial Assistance/Subsidy	86,749,903
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	19,025,414

Total Maintenance and Other Operating Expenses	105,775,317

Total Current Operating Expenditures	144,636,463

Capital Outlays
Investment Outlay	627,500
Property, Plant and Equipment Outlay
Infrastructure Outlay	40,855,235
Buildings and Other Structures	7,424,573
Machinery and Equipment Outlay	25,000
Transportation Equipment Outlay	3,542,009
Furniture, Fixtures and Books Outlay	25,000

Total Capital Outlays	52,499,317

TOTAL NEW APPROPRIATIONS	197,135,780

916	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL SUMMARY

UNPROGRAMMED APPROPRIATIONS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. UNPROGRAMMED APPROPRIATIONS	₱	38,861,146,000	₱	105,775,3l7,000	₱	52,499,317,000	₱	197,135,780,000

TOTAL NEW APPROPRIATIONS, UNPROGRAMMED APPROPRIATIONS	₱	38,861,146,000	₱	105,775,317,000	₱	52,499,317,000	₱	197,135,780,000

APRIL 29, 2019	OFFICIAL GAZETTE

BUDGETS OF DEPARTMENT OF ENERGY

ATTACHED CORPORATIONS

FISCAL YEAR 2019

APRIL 29, 2019	OFFICIAL GAZETTE	917
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019
(In Thousand Pesos)
SUMMARY

	Current Operating Expenditures						Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	52,845	₱	35,814	₱		₱	8,410	₱	97,069
2. Support to Operations		181,655		15,038,686				28,908		15,249,249
3. Operations		95,782		64,914				15,242		175,938
4. Locally-Funded Projects				1,067,944				1,550,000		2,617,944

a. Rural Electrification				1,067,944				1,550,000		2,617,944
5. Debt Servicing				811,660		102,979				914,639

a. Loan Repayment				811,660		102,979				914,639

TOTAL	₱	330,282	₱	17,019,018	₱	102,979	₱	1,602,560	₱	19,054,839

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019	Schedule I
(In Thousand Pesos)
NATIONAL GOVERNMENT EQUITY AND/OR SUBSIDY

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
A. PROGRAM/ACTIVITY/PROJECT
1. Support to Operations		₱	14,915,574			₱	14,915,574
2. Locally-Funded Projects			1,067,944				1,067,944

a. Rural Electrification			1,067,944				1,067,944

TOTAL		₱	15,983,518			₱	15,983,518

918	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

I. NATIONAL ELECTRIFICATION ADMINISTRATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019	Schedule II
(In Thousand Pesos)
CORPORATE FUNDS

	Current Operating Expenditures							Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses			Financial Expenses
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	52,845	₱	35,814		₱		₱	8,410	₱	97,069
2. Support to Operations		181,655		123,112					28,908		333,675
3. Operations		95,782		64,914					15,242		175,938
4. Locally-Funded Projects									1,550,000		1,550,000

a. Rural Electrification									1,550,000		1,550,000
5. Debt Servicing				811,660			102,979				914,639

a. Loan Repayment				811,660			102,979				914,639

TOTAL	₱	330,282	₱	1,035,500	a/	₱	102,979	₱	1,602,560	₱	3,071,321

a/	net of depreciation expense of ₱22.067 Million

Special Provision(s)

1. Approval of the FY 2019 Corporate Operating Budget of the National Electrification Administration under R.A. No. 7638. The FY 2019 Corporate Operating Budget (COB) of the NEA is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, Budget Circular No. 2016-5 dated August 22, 2016, as amended by Budget Circular No. 2017-1 dated April 26, 2017, and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, and Memorandum Order No. 20, s. 2001.

4. Payment of Terminal Leave Benefits. Payment of terminal leave benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amount of Twenty Nine Million Seven Hundred Fifty Seven Thousand Pesos (₱29,757,000) shall be used exclusively for the payment of terminal leave benefits to the affected NEA personnel based on the list submitted by NEA to the DBM.

5. Budget Flexibility and Report. The NEA Board of Administrators is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the NEA’s control such as, but not be limited to: (i) currency depreciation; (ii) inflation; (iii) change in interest rates; (iv) change in programs or projects; and (v) change in schedule of project implementation.

In the exercise of said authority, the NEA shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

APRIL 29, 2019	OFFICIAL GAZETTE	919
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

6. Augmentation Beyond the Approved Corporate Operating Budget. The NEA Board of Administrators is authorized to augment and disburse funds beyond the total amount approved in this Act under the following conditions only:

(a) For the continuous implementation of the Sitio Electrification and Barangay Line Enhancement Projects. The funds shall come from the unutilized balances of previous years’ subsidy by the National Government or from new funding sources as certified by the Chief Accountant and Administrator of NEA; and

(b) For the rehabilitation/repair/reconstruction of distribution facilities damaged by natural and man-made calamities.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

7. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the NEA shall be deposited with the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

8. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

9. Transparency Seal. To enhance transparency and enforce accountability, the NEA shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioeconomic agenda; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Final People’s Freedom of Information (FOI) Manual signed by the head of agency, Agency Information Inventory, 2017 and 2018 FOI Summary Report, and 2017 and 2018 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The Administrator of the NEA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of the NEA.

10. Reportorial and Posting Requirements. The NEA shall submit, within thirty (30) days after budgetary adjustments are made, to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, a comprehensive financial and narrative report on the budgetary adjustments. The Administrator of NEA and the Administration’s web administrator or his/her equivalent shall be responsible for ensuring that said report is likewise posted on the NEA website.

920	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019 (In Thousand Pesos) SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses			Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	436,016	₱	248,874		₱	2,547,253	₱	3,232,143

a. Head Office Support Group		278,665		213,095			44,380		536,140
b. Engineering Admin./Survey/Development Studies Planning		157,351		35,779			2,502,873		2,696,003
2. Support to Operations				1,161,974					1,161,974

a. Other Expenses				1,161,974					1,161,974
3. Operations		879,519		8,847,123			3,085,370		12,812,012

a. Small Power Utilities Group		816,738		1,350,129			2,464,416		4,631,283
b. Spares							598,383		598,383
c. Production of Goods				7,316,456					7,316,456
d. Watershed Management		62,781		180,538			22,571		265,890
4. Debt Service				60,156					60,156
5. Other Expenditures		15,742		7,748,289			180		7,764,211

a. Input VAT				2,423,309					2,423,309
b. BNPP Preservation Expenses		15,742		39,878			180		55,800
c. NPP Subsidy				5,285,102					5,285,102
6. Personnel Services		626,894		479,180					1,106,074

a. As Operator of PSALM’s Assets		626,894		479,180					1,106,074

TOTAL	₱	1,958,171	₱	18,545,596	a/	₱	5,632,803	₱	26,136,570

a/	Exclusive of ₱855.198 M depreciation

APRIL 29, 2019	OFFICIAL GAZETTE	921
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019
(In Thousand Pesos)	Schedule I
NATIONAL GOVERNMENT SUBSIDY

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. Operations			₱	1,028,986	₱	1,028,986

a. Small Power Utilities Group				1,028,986		1,028,986

TOTAL			₱	1,028,986	₱	1,028,986

II. NATIONAL POWER CORPORATION

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019
(In Thousand Pesos)	Schedule II
CORPORATE FUNDS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	436,016	₱	248,874	₱	2,547,253	₱	3,232,143

a. Head Office Support Group		278,665		213,095		44,380		536,140
b. Engineering Admin./Survey/Development Studies Planning		157,351		35,779		2,502,873		2,696,003
2. Support to Operations				1,161,974				1,161,974

a. Other Expenses				1,161,974				1,161,974
3. Operations		879,519		8,847,123		2,056,384		11,783,026

a. Small Power Utilities Group		816,738		1,350,129		1,435,430		3,602,297
b. Spares						598,383		598,383
c. Production of Goods				7,316,456				7,316,456
d. Watershed Management		62,781		180,538		22,571		265,890
4. Debt Service				60,156				60,156
5. Other Expenditures		15,742		7,748,289		180		7,764,211

a. Input VAT				2,423,309				2,423,309
b. BNPP Preservation Expenses		15,742		39,878		180		55,800
c. NPP Subsidy				5,285,102				5,285,102

922	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

6. Personnel Services		626,894		479,180				1,106,074

a. As Operator of PSALM’s Assets		626,894		479,180				1,106,074

TOTAL	₱	1,958,171	₱	18,545,596	₱	4,603,817	₱	25,107,584

Special Provision(s)

1. Approval of the FY 2019 Corporate Operating Budget of the National Power Corporation under R.A. No. 7638. The FY 2019 Corporate Operating Budget (COB) of the NPC is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, Budget Circular No. 2016-5 dated August 22, 2016, as amended by Budget Circular No. 2017-1 dated April 26, 2017, and other guidelines issued thereon.

3. Payment of Compensation and Benefits. Payment of salaries, allowances and other benefits shall be in accordance with applicable laws, rules and regulations such as, but not limited to P.D. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, and Memorandum Order NO. 20, s. 2001.

4. Payment of Terminal Leave, Separation or Retirement Benefits. Payment of terminal leave, separation or retirement benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amounts of One Hundred Ninety One Million Nine Hundred Ten Thousand Pesos (₱191,910,000) and Eighteen Million Nine Hundred Forty Two Thousand Pesos (₱18,942,000) shall be used exclusively for the payment of terminal leave and separation benefits, respectively, to the affected NPC personnel based on the list submitted by NPC to the DBM. In no case shall said amount be used to pay affected personnel who are eligible to receive separation or retirement benefits under applicable laws.

5. Budget Flexibility and Report. The NPC Board of Directors is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the NPC’s control such as, but not limited to: (i) occurrence of natural calamities; (ii) currency depreciation; (iii) inflation; (iv) change in interest rates; (v) increase in oil, steam, coal or natural gas prices; (vi) change in generation mix and demand including purchased power; (vii) change in generation or transmission system plan or program; (viii) change in programs and projects; (ix) change in schedule of project implementation; (x) transfer or elimination of projects or installations that are hazardous to the health or safety of inhabitants; and (xi) reorganization, subsidiarization or privatization should conditions warrant.

In the exercise of said authority, the NPC shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

6. Augmentation Beyond the Approved Corporate Operating Budget. The NPC Board of Directors is authorized to augment and disburse funds beyond the total amount approved in this Act exclusively for the MODE and Capital Outlay requirements related to missionary electrification due to the effects of peso devaluation, fuel price increase in the market, improvement or changes in power generation activities or demand of customers, electrification of new areas, increase in taxes and production costs, or imposition of new taxes.

The fund shall be sourced from the unutilized balances of previous years’ subsidy by the National Government and new funding sources, such as income arising from increase in universal and generation charges approved by the Energy Regulatory Commission or grant of financial assistance by LGUs as certified by the Chief Accountant and President of NPC.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

7. Collection of Delinquent Receivables from Electric Cooperatives under the Small Power Utilities Group. In order to augment the fund sources necessary to support the budgetary requirements of NPC and ensure the viability of its operations, the NPC Board of Directors is hereby authorized to act with finality, without further need of confirmation, appraisal, or assessment from other government agencies, the settlement and compromise of accrued penalties, interest and other charges due from electric cooperatives. In all cases, the NPC Board of Directors shall ensure that the approved settlement and compromise shall not be against provisions of law or public policy, and shall be consistent with public interest and redound to the benefit of the National Government.

8. Procurement of Critical Supplies. The NPC shall ensure the timely and sufficient provision of fuel and spare parts for its Small Power Utilities Group to ensure adequate power supply in areas covered. For this purpose, the NPC shall resort to available modalities in the procurement thereof, subject to the pertinent provisions of R.A. No. 9184, its IRR, and other guidelines issued thereon.

9. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the NPC shall be deposited with the National Treasury as income of the General Fund pursuant to R. A. No. 7656.

10. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any Kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

APRIL 29, 2019	OFFICIAL GAZETTE	923
BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

11. Transparency Seal. To enhance transparency and enforce accountability, the NPC shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioeconomic agenda; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Final People’s Freedom of Information (FOI) Manual signed by head of agency, Agency Information Inventory, 2017 and 2018 FOI Summary Report, and 2017 and 2018 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The President of NPC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of the NPC.

12. Reporting and Posting Requirements. The NPC shall submit, within thirty (30) days after budgetary adjustments are made, to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, a comprehensive financial and narrative report on the budgetary adjustments. The President of NPC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring that said report is likewise posted on the NPC website.

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GENERAL APPROPRIATIONS ACT, FY 2019

III. PHILIPPINE NATIONAL OIL COMPANY

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019 (In Thousand Pesos) SUMMARY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT	₱	116,373	₱	131,810	₱	17,353	₱	265,536
1. General Administration and Support
2. Support to Operations		29,425		5,331		40		34,796
3. Operations		38,829		108,910		46,018		193,757

TOTAL	₱	184,627	₱	246,051	₱	63,411	₱	494,089

III. PHILIPPINE NATIONAL OIL COMPANY

SOURCES AND USES OF FUNDS BY EXPENSE CLASS, FY 2019 (In Thousand Pesos) CORPORATE FUNDS	Schedule I

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses			Capital Outlays		Total
A. PROGRAM/ACTIVITY/PROJECT
1. General Administration and Support	₱	116,373	₱	131,810		₱	17,353	₱	265,536
2. Support to Operations		29,425		5,331			40		34,796
3. Operations		38,829		108,910			46,018		193,757

TOTAL	₱	184,627	₱	246,051	a/	₱	63,411	₱	494,089

a/	MODE, net of allowance for depreciation of ₱35.097 Million

Special Provision(s)

1. Approval of the FY 2019 Corporate Operating Budget of the Philippine National Oil Company under R.A. No. 7638. The FY 2019 Corporate Operating Budget (COB) of the PNOC is hereby approved by the Congress of the Philippines pursuant to Section 13, Chapter III of R.A. No. 7638.

2. Acquisition of Equipment. The acquisition of equipment included in the approved COB shall be subject to the provisions of Corporate Budget Circular No. 17 dated February 9, 1996, Budget Circular No. 2016-5 dated August 22, 2016, as amended by Budget Circular No. 2017-1 dated April 26, 2017, and other guidelines issued thereon.

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BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS

3. Payment of Compensation and Benefits. Payment of salaries, allowances and other benefits shall be made in accordance with applicable laws, rules and regulations such as, but not limited to P.O. No. 985, as amended, R.A. No. 6758, as amended, R.A. No. 10149, Corporate Compensation Circular No. 10 dated February 15, 1999, and Memorandum Order No. 20, s. 2001.

4. Payment of Terminal Leave, Separation or Retirement Benefits. Payment of terminal leave, separation or retirement benefits shall be computed in accordance with the rates, conditions and procedure prescribed under applicable laws and guidelines issued thereon.

The amounts of Six Million Nine Hundred Sixty Thousand Pesos (₱6,960,000) and One Million TWO Hundred Thirty Three Thousand Pesos (₱1,233,000) shall be used exclusively for the payment of terminal leave and separation benefits, respectively, to the affected PNOC personnel based on the list submitted by PNOC to the DBM. In no case shall said amount be used to pay affected personnel who are eligible to receive separation or retirement benefits under applicable laws.

5. Budget Flexibility and Report. The PNOC Board of Directors is authorized to modify programs and projects, reallocate the corresponding budgetary requirements approved herein, as well as augment the deficiencies which may arise from factors beyond the PNOC control such as, but not limited to: (i) currency depreciation; (ii) inflation; (iii) change in interest rates; (iv) change in programs or projects; (v) increase in taxes; (vi) increase in costs associated with the privatization of subsidiaries; and (vii) payment of obligations as a result of final judgment of the court.

In the exercise of said authority, the PNOC shall observe the following limitations:

(a)	No acquisition of motor vehicles and payment of travelling, representation, discretionary, or extraordinary and miscellaneous expenses; and

(b)	Personnel Services allocation in the approved COB shall not be augmented by new funding sources.

6. Funds for PNOC Energy-related Projects. The amount of Twenty Six Million Pesos (₱26,000,000) shall be used exclusively for the Transaction Advisory of the PNOC Batangas Liquefied Natural Gas Hub Project.

7. Funds for Capital Outlays. Notwithstanding the provisions of Special Provision No. 5, the PNOC and its subsidiaries shall utilize Capital Outlays provided herein for the primary purposes of exploration, exploitation and development of energy resources as well as the production, refining, tankerage and/or shipping, storage, and transport of oil or petroleum operations.

An amount not exceeding One Billion Pesos (₱1,000,000,000) in the aggregate and with equity investment not to exceed thirty-six percent (36%) of the outstanding capital stock may be invested in entities not engaged in the above primary purposes.

In no case shall Capital Outlays be used as loans or advances to entities not engaged in the above primary purposes.

8. Augmentation Beyond Approved Corporate Operating Budget. The PNOC is hereby authorized to augment and disburse funds beyond the total amount approved in this Act, using corporate funds, for the payment of monetary claims, tax deficiency assessments, damages, and all other judgment obligations pursuant to any final and executory decision that may be rendered during the year.

In no case shall Personnel Services allocation be augmented beyond the total amount approved in this Act.

9. Remittance of Cash Dividends. Cash dividends equivalent to at least fifty percent (50%) of the annual net earnings of the PNOC shall be deposited with the National Treasury as income of the General Fund pursuant to R.A. No. 7656.

10. Audit of Government Funds. Government funds authorized herein to be invested as equity by the corporation to its subsidiaries, as well as the grant of subsidy, loan contribution or any kind of financial assistance to end-user entities both in the private or public sector, shall be subject to audit by the COA pursuant to the provisions of P.D. No. 1445, as amended.

11. Transparency Seal. To enhance transparency and enforce accountability, the PNOC shall maintain a Transparency Seal to be posted on its website. The Transparency Seal shall contain the following: (i) corporation’s mandates and functions, names of its officials with their position and designation, and its contact information; (ii) approved COB and corresponding targets including any amount of budgetary support from the National Government; (iii) budgetary adjustments made in its COB; (iv) annual procurement plan/s and contracts awarded with the winning suppliers, contractor or consultant; (v) major programs and projects categorized in accordance with the 0+10 point socioeconomic agenda; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Final People’s Freedom of Information (FOI) Manual signed by head of agency, Agency Information Inventory, 2017 and 2018 FOI Summary Report, and 2017 and 2018 FOI Registry; and (ix) year-end financial reports and trial balances for the last three (3) fiscal years.

The President of the PNOC and the Corporation’s Web administrator or his/her equivalent shall be responsible for ensuring compliance with this requirement.

The DBM shall post on its website the status of compliance of the PNOC .

12. Reporting and Posting Requirements. The PNOC shall submit, within thirty (30) days after budgetary adjustments are made, to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee an Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, a comprehensive financial and narrative report on the budgetary adjustments. The President of PNOC and the Corporation’s web administrator or his/her equivalent shall be responsible for ensuring that said report is likewise posted on the PNOC website.

APRIL 29, 2019	OFFICIAL GAZETTE
GENERAL PROVISIONS

GENERAL PROVISIONS

FISCAL YEAR 2019

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GENERAL APPROPRIATIONS ACT, FY 2019

GENERAL PROVISIONS

Sec. 2. FY 2019 Budget with UACS. All items of appropriations in this Act shall be given account codes by the DBM pursuant to the Unified Accounts Code Structure (UACS). This account code shall be used in the release of the appropriations in this Act for a unified accounting, auditing and reporting of all the financial transactions of the government. The UACS must be accessible to the public.

Sec. 3. The GAA as the Allotment Order. The GAA, upon its effectivity, shall be considered the allotment authorizing agencies to obligate in accordance with its provisions, except for the following:

(a)	Appropriations that by virtue of law, general or special provisions, and rules and regulations have conditions or requirements before release;

(b)	Lump-sum appropriations in the agency budget and special purpose funds that have no details necessary for release; and

(c)	Those requiring a Special Budget under the general and special provisions in this Act.

In the case of automatic appropriations, the allotment shall be issued by the DBM upon compliance with the conditions provided by law.

The DBM shall identify the items of appropriations in the GAA which are not covered by the GAA as the allotment order and submit a copy thereof to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance.

RECEIPTS AND INCOME

Sec. 4. Receipts or Revenues Collected by Agencies. As a general rule, all fees, charges, assessments, and other receipts or revenues collected by departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy in the exercise of their mandated functions, at such rates as are now or may be approved by the appropriate approving authority shall be deposited to the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987 and Section 65 of P.D. No. 1445.

Exceptions to the foregoing are:

(a)

Receipts authorized by law to be recorded as a Special Account in the General Fund, Trust Fund, or a fund other than the General Fund which shall be established in accordance with rules and regulations as may be issued by the Permanent Committee (the “Permanent Committee”) created under Section 45, Chapter 5, Book VI of E.O. No. 292. The said special funds may be made available for expenditure, subject to any special provision of the agencies concerned; and

(b)	Other instances authorized by law.

Disbursements or expenditures by agencies from use or retention of income absent the above legal authority or from income deposited outside of the National Treasury without legal basis shall be void and subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E. 0. No. 292, and to appropriate criminal action under existing laws.

All agencies shall ensure that fees, charges and assessments collected cover the costs of services delivered to the public. They may be allowed to raise their fees and charges in accordance with A.O. No. 31, s. 2012, DOF-DBM-MEDA Joint Circular No. 1- 2013 dated January 30, 2013, and such other guidelines issued by the agencies concerned. The schedule of fees, charges and assessments collectible by any government agency, as well as any updates thereon, shall be posted on their respective websites and in big bold characters in a conspicuous place within the agency, including its regional, provincial, field or extension offices.

Sec. 5. Donations. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs may accept donations, contributions, grants, bequests or gifts, in cash or in kind, from various sources, domestic or foreign, for purposes relevant to their functions. National government agencies may accept donations in cash or in kind, from domestic or foreign sources, for purposes relevant to their functions. In the case of grants, in cash or in kind, from governments of foreign countries, their agencies and instrumentalities or multilateral institutions or organizations, acceptance thereof shall be subject to the prior clearance and approval by the President or his authorized representative based on the recommendation of the Secretary of Finance. On the other hand, other donations, in cash or in kind, from foreign governments shall require prior clearance and approval by the President or his authorized representative based on the recommendation of the Secretary of Foreign Affairs.

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GENERAL PROVISIONS

Receipts from donations, whether in cash or in kind, shall be accounted for in the books of the donee- government agency in accordance with accounting and auditing rules and regulations. The receipts from cash donations and proceeds from sale of donated commodities shall be deposited with the National Treasury and recorded as a Special Account in the General Fund and shall be available to the implementing agency concerned through a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292. The cash value of the donations shall be deemed automatically appropriated for the purpose specified by the donor. Donations with a term not exceeding one (1) year shall be treated as trust receipts in accordance with Section 6 hereof.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The donee-agency concerned shall submit its quarterly reports of all donations received, whether in cash or in kind, and expenditures or disbursements thereon, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The donee-agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 6. Trust Receipts. The following shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996, as implemented by COA-DBM-DOF J.C. No. 1 -97 dated January 2, 1997, and such other guidelines issued thereon:

a)

Receipts collected or received by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs: (i) from non-tax sources, such as insurance proceeds, acting as trustee, agent or administrator; (ii) as a guaranty for the fulfillment of an obligation; or (iii) from donations authorized by law or contract with a term not exceeding one (1) year; and

b)	Those classified by law or regulations as trust receipts.

Trust receipts shall be disbursed in accordance with the purpose for which it is created, subject to the applicable special provisions and accounting and auditing rules and regulations.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 7. Performance Bonds and Deposits. Performance bonds and deposits filed or posted by private persons or entities with departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, as implemented by COA-DBM-DOF J.C. No. 1-97, and such other guidelines issued thereon.

Upon faithful performance of the undertaking or termination of the obligation for which the bond or deposit was required, any amount due shall be returned by the agency concerned to the filing party, withdrawable in accordance with accounting and auditing rules and regulations.

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Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 8. Receipts from Public-Private Partnership Projects. Receipts collected or received by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs and GOCCs, such as toll fees, charges and other revenues arising from public sector projects implemented through build-operate-and-transfer arrangement and other variants pursuant to R.A. No. 6957, as amended by R.A. No. 7718, intended for the private proponent, shall be deposited in an authorized government depository bank. Said receipts shall be booked as trust liability account (TLA) of the agency concerned, notwithstanding the provisions of Section 4 hereof, subject to the guidelines issued by the Permanent Committee.

The National Government share from receipts arising from PPP projects, if any, including interests earned thereon, shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

Disbursements or expenditures by agencies in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The agency concerned shall submit its quarterly reports of all trust receipts collected or received, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 9. Revolving Funds. Revolving funds shall be established and maintained only if expressly created and authorized by law or this section.

Receipts derived from the following may be constituted into a revolving fund and made available for the purposes stated:

(a)

Rentals for the use of buildings and facilities or from fees imposed for board and lodging, by agencies to be used for the MODE or Capital Outlay requirements of said buildings and facilities, subject to any guidelines issued by the agency concerned and to budgeting, accounting and auditing rules and regulations; and

(b)

Other business-type activities of agencies, including sale of products, which are authorized by law or by the Permanent Committee to be utilized for the operational expenses of said business-type activity, subject to any conditions prescribed under the special provision of the agency concerned and the rules and regulations as may be prescribed by the Permanent Committee.

Revolving funds shall be separately recorded and deposited in an authorized government depositary bank, and considered self-perpetuating and self-liquidating. All eligible obligations or expenditures incurred for the operations of the foregoing activities shall be charged against the revolving fund. In no case shall said fund be used for the payment of discretionary and representation expenses.

Disbursements or expenditures by agencies in violation of the above requirement shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

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GENERAL PROVISIONS

The agency concerned shall submit its quarterly reports on income and expenditure, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 10. Reversion, Closure, and Transfer of Balances of Special Accounts, Fiduciary or Trust Funds, Revolving Funds, and Unauthorized Accounts. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs are mandated to close and revert all balances of Special Accounts, Fiduciary or Trust Funds, and Revolving Funds to the General Fund in any of the following instances: (i) when there is no legal basis for its creation; (ii) when their terms have expired; or (iii) when they are no longer necessary for the attainment of the purposes for which said funds were established.

In case an agency fails or refuses to implement such closure, reversion or transfer, the Permanent Committee may recommend for approval of the President the closure, reversion or transfer of Special Accounts, Fiduciary or Trust Funds, Revolving Funds and Unauthorized Accounts, as the case may be, on any applicable grounds, to wit: (i) in the cases above-mentioned; (ii) when used in violation of the rules and regulations issued by the Permanent Committee; (iii) when they have remained dormant for an unreasonable length of time; or (iv) when needed by the General Fund in times of emergency.

Said agencies shall likewise transfer to the National Treasury all balances of unauthorized accounts with any banking institution. Unauthorized Accounts shall refer to cash account balances maintained by agencies without legal basis or those while legally authorized are maintained outside of the National Treasury in violation of law.

Implementation of this Section shall be subject to Permanent Committee J.C. No. 4-2012 dated September 11, 2012 and such other guidelines issued by the agencies concerned.

Sec. 11. Transparency on Public Funds. Consistent with the State policy on full public disclosure of government transactions, the BTr shall post on its official website information relating to all Special Accounts and Funds deposited with the National Treasury, which shall include, but not limited to the following: (i) agency under whose name the account or fund was constituted or created; (ii) funding source/s of the account or fund; (iii) legal basis for the creation of the account or fund; and (iv) such other pertinent information as may be reasonably required to be posted on the BTr website.

In like manner, departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs and GOCCs shall post on their respective official websites information relating to public funds deposited, maintained and invested by them with any banking or financial institution which shall include, but not limited to the following: (i) name of the banking or financial institution/s where public funds are deposited, maintained or invested; (ii) specific income or fund sources; (iii) legal basis for depositing, maintaining or investing said income/fund source/s with the bank/s or financial institution/s; (iv) allowable uses/purposes of the income or fund; (v) monthly balances of each account or fund; and (vi) such other pertinent information as may be reasonably required to be posted by the agency concerned on its website.

The head of the agency concerned and the agency’s web administrator or his/her equivalent shall be responsible for ensuring compliance with the foregoing requirements.

Sec. 12. Conduct of Seminar, Conference, Training and Oath Taking Programs. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy which conduct training programs in relation to their mandated functions are authorized to collect seminar, conference, training and oath taking fees from government and private agency participants.

The proceeds derived from each seminar, conference, training and oath taking activities shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292. However, the agencies which do not have appropriations in their budgets for the purpose may use the proceeds for the conduct of the said seminar, conference, training and oath taking activities subject to budgeting, accounting and auditing rules and regulations. Any excess proceeds shall be deposited with the National Treasury as income of the General Fund.

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The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 13. Sale of Official Publications. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy are authorized to sell their official publications whether electronically or through other means.

The proceeds derived from such sale shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292. However, the agencies which do not have appropriations in their budgets for the purpose may use said proceeds to defray the cost of preparing, printing and disseminating such official publications, subject to budgeting, accounting and auditing rules and regulations. Any excess proceeds shall be deposited with the National Treasury as income of the General Fund.

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 14. Sale of Non-Serviceable, Obsolete or Unnecessary Equipment. Departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy are hereby authorized to sell non-serviceable, obsolete, or unnecessary equipment, including motor vehicles in accordance with Section 79 of P.D. No. 1445, E.O. No. 309, s. 1996, and such other guidelines issued thereon. The proceeds from the sale of such equipment shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292.

The agency concerned shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

b)	Agency’s website.

The agency concerned shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports required is under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 15. National Internal Revenue Taxes and Import Duties. The amounts pertaining to the following taxes and duties shall be considered as both revenue and expenditure of the government, and are deemed automatically appropriated:

(a)

National internal revenue taxes and import duties payable or assumed by departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs to the Government arising from foreign donations, grants and loans;

(b)

Non-cash tax transactions of the following government agencies: (i) the BTr for documentary stamp taxes on the issuance of foreign and domestic securities, and foreign currency acquisition for payment of debt service; (ii) DND and PNP on importations of military hardware, software, munitions, arms and equipment; (iii) Bureau of Fire Protection on importations of fire-fighting equipment, rescue equipment, and personal protective gears; (iv) the DOTr for the Metro Rail Transit Line 3 System incurred starting FY 1997 in accordance with the provisions of the Build-Lease-Transfer Agreement executed thereon; (v) Philippine Coast Guard (PCG) and National Coast Watch Center (NCWC) of the Office of the President of the Philippines on

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GENERAL PROVISIONS

importation, grants, and donations of hardware, software, munitions, arms, and equipment for maritime security and law enforcement, marine environmental protection, maritime safety, maritime communications, maritime domain awareness and search and rescue; and (vi) other tax obligations assumed by the National Government pursuant to a valid PPP agreement; and

(c)

Tax expenditure subsidies approved by the Fiscal Incentives Review Board, including the AFP Commissary and Exchange Service, the PNP Service Store System, and the Procurement Service Exchange Marts or PX Marts, in accordance with P.D. No. 776 as amended by E.O. No. 93, s. 1986 and such other guidelines issued thereon.

Implementation of this Section shall be subject to the guidelines issued by the DOF and DBM, and such other guidelines issued by the agencies concerned.

Sec. 16. Loan Agreements. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs and GOCCs, except those engaged in banking, shall in no case enter into foreign or domestic loan agreements, whether in cash or in kind, unless the following conditions, as may be applicable are complied with:

(a)	Prior approval of the President of the Philippines;

(b)	Concurrence of the Monetary Board;

(c)	Conditions provided by pertinent laws; and

(d)

Issuance of Forward Obligational Authority (FOA) by the DBM for project loans or issuance of a DBCC resolution covering the full amount in the case of program loans, and an equivalent document for those undertaken by GOCCs. In the issuance of a FOA, the DBM shall consider the budgetary implications of foreign-assisted projects.

The Monetary Board shall, within thirty (30) days from the end of every quarter, submit to the Congress a report of its decisions on applications for loans to be contracted or guaranteed by the government or GOCCs which have the effect of increasing the foreign debt.

EXPENDITURE

Sec. 17. Use of Government Funds. Government funds shall be utilized in accordance with the appropriations authorized for the purpose and comply with applicable laws, rules and regulations, such as, but not limited to the following:

(a)	Purchase of goods, infrastructure projects, and consulting services, including common-use supplies, shall be made in accordance with the provisions of R. A. No. 9184, its IRR and GPPB guidelines;

(b)

Purchase of motor vehicles shall be made pursuant to A.O. No. 233, s. 2008 as amended by A.O. No. 15, s. 2011, B.C. No. 2016-5 dated August 22, 2016, as amended, and such other pertinent guidelines issued by agencies concerned;

(c)

Payment of foreign travel expenses of any government official and employee for training, seminar or conference abroad when the foreign mission cannot effectively represent our country or travels necessitated by authorized international commitments, in accordance with E.O. Nos. 248 and 248-A, s. 1995 as amended by E.O. No. 298, s. 2004, and such other issuances as may be issued thereon: PROVIDED, That no official or employee may be sent to foreign training, conference or attend international commitments when they are due to retire within one (1) year after the said foreign travel; and

(d)

Provisions for fuel, parts, repair and maintenance of government vehicles. In case of transport crisis, such as that occasioned by street demonstrations, welgang bayan, floods, typhoons and other emergencies, government vehicles of any type may be made available to meet the emergency and may be utilized to transport, for free, commuters on a round-the-clock basis.

Sec. 18. Prohibition on the Attachment of the Name, Image, and Logo of Candidates or Public Officials on Government Projects. It shall be prohibited to affix, or cause to be affixed, the name, visage, appearance, logo, signature, or other analogous image of any candidate for public office, or incumbent public official, whether elected or appointed, on all signs, programs, activities, and projects under this Act.

Sec. 19. Strict Adherence to Procurement Laws, Rules and Regulations. All agencies of the government shall strictly adhere to the provisions of R.A. No. 9184, its IRR and GPPB guidelines in the procurement of goods, infrastructure projects and consulting services.

To promote transparency and achieve efficiency in the procurement process, the Philippine Government Electronic Procurement System shall be the primary source and repository of information on government procurement.

Sec. 20. Early Procurement Activities. Notwithstanding the mandatory procurement timelines under R.A. No. 9184 and its revised IRR, agencies are authorized to undertake early procurement activities, from pre-procurement conference until post-qualification of bids, as soon as the proposed national budget is submitted to Congress. However, agencies may only proceed with the issuance of the notice of award of contract upon approval or enactment of their respective appropriations and issuance of budget authorization document and based on the amount authorized therein.

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For foreign-assisted projects, agencies may undertake early procurement activities based on the amount proposed by the agency in the IIEP.

Sec. 21. Procurement of Common-Use Supplies. All agencies of the government shall purchase common-use supplies from the Procurement Service (PS) as mandated under LOI No. 755 dated October 18, 1978, E.O. No. 359, s. 1989, A.O. No. 17, s. 2011 and such other guidelines issued thereon. Common-use supplies shall refer to those included in the Electronic Catalogue of the PS and those which shall be regularly updated to include all items commonly procured by agencies of the government.

Sec. 22. Procurement of Critical Supplies. All agencies of the government shall ensure the timely and sufficient provision of critical supplies, particularly those which by its nature, use or characteristic, the quantity or exact time of need cannot be accurately pre-determined. Critical supplies shall refer to those vital to the support of operations which owing to various causes are in short supply or are expected to be in short supply. This includes fuel, equipment spare parts and other analogous items.

For this purpose, said agencies shall resort to available modalities in the procurement of critical supplies, subject to the provisions of R.A. No. 9184, its IRR, and GPPB guidelines. The inventory thereof shall be subject to the provisions of Section 26 of this Act.

Sec. 23. Printing Expenditures. All agencies of the government shall engage the services of the National Printing Office, Bangko Sentral ng Pilipinas and APO Production Unit as recognized government printers (RGPs) for the printing of accountable forms and sensitive, high quality or high volume requirements, subject to the following:

(a)	The recognized government printers shall undertake the printing requirements themselves and shall not sub-contract any portion thereof to other printers; and

(b)

An agency may be allowed to engage private printers for the printing of accountable forms and sensitive, high quality or high volume requirements upon certification by the RGPs that they are unable to service the said requirements. Said engagement of private printers shall be in accordance with R.A. No. 9184, its IRR, and GPPB guidelines.

Sec. 24. Use and Procurement of Information Technology Equipment. The amounts authorized in this Act for Information and Communications Technology (ICT) equipment shall be used for the provision of personal computers inclusive of operating systems, basic software and other essential electronic devices to their respective officials and employees. Said ICT equipment shall be procured exclusively from the Procurement Service as common-use supplies, pursuant to LOI No. 755, E.O. No. 359 and A.O. No. 17.

Sec. 25. Compliance with the Information Systems Strategic Plan. The amounts authorized in this Act for ICT requirements shall be used in accordance with the agency’s Information Systems Strategic Plan duly endorsed by the Department of Information and Communications Technology.

Sec. 26. Inventory of Supplies, Materials and Equipment Spare Parts. The inventory of supplies, materials and equipment spare parts to be procured shall not exceed the agency’s two-month requirement.

The head of agencies may increase their inventory of critical supplies, materials and equipment spare parts to be procured in any of the following instances: (i) in anticipation of cost increases; (ii) necessitated by a national emergency; (iii) when there is an impending shortage; and (iv) when otherwise authorized in this Act or in the charter of the agency concerned. The purchase of stocks exceeding an agency’s one-year requirement shall be subject to approval by the President of the Philippines, upon the joint recommendation of the Chairperson of the COA and the Secretary concerned.

Agencies may undertake emergency procurement of supplies, materials and equipment spare parts when there is an unforeseen contingency requiring immediate purchase subject to the conditions prescribed under R.A. No. 9184, its IRR and GPPB guidelines.

Sec. 27. Implementation of Infrastructure Projects. The following requirements shall be observed in the implementation of infrastructure projects:

(a)	The location, areas or sites of all infrastructure projects are not included in the critical geo-hazard areas or no build zones identified or certified by the Mines and Geo-Sciences Bureau (MGB);

(b)

The standards of construction, rehabilitation, improvement or repair of all infrastructure projects in all areas and zones are consistent with the rules determined by the DPWH, which shall consider, among others, the structural strength and climate resilience required for infrastructure projects in all areas and zones; and

(c)

The planning and construction of all infrastructure projects to be implemented within the National Integrated Protected Area System (NIPAS) are done in a way that eliminates or minimizes the risk of biodiversity loss while the specifications thereon are in accordance with those determined by the DPWH, in coordination with the DENR. Major infrastructure projects may only be undertaken in said areas if intended to enhance biodiversity. The DPWH and all other agencies shall take into account climate risk information and green building standards to be issued by the Climate Change Commission (CCC) in the planning, identification of site, design, construction, engineering and renovation of government buildings and facilities, including schools and hospitals.

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Sec. 28. Installation of Rainwater Collection System. Rainwater collection system (RMCS) shall be installed in public markets, school sites and government buildings and sites as an adaptation measure to combat climate change and to ensure sufficient water supply, which shall be in accordance with the prescribed design of DPMH. In no case shall the RMCS be constructed in private lots or privately-owned or operated market places.

Sec. 29. Certification of Availability of Funds. No obligations chargeable against any authorized allotment shall be incurred by departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy, SUCs, GOCCs and LGUs, without first securing a certification of availability of funds (CAF) for the purpose from the agency chief accountant, subject to Section 40, Chapter 5 and Section 58, Chapter 7, Book VI of E.O. No. 292. The certification of availability of funds sufficient to cover the cost of the contracted activities shall be contained in, and made part of, the contract duly signed by the chief accountant of the contracting agency.

For multi-year projects, the CAF shall be issued annually based on the budget for the year. In case of multi-year projects with no funding requirement on any given year, instead of the CAF, the Chief Accountant shall issue a certification that no fund is needed for the year, as indicated in the approved multi-year contractual authority (MYCA).

Sec. 30. Multi-year Contracts. The DBM shall identify the requirements or prescribe guidelines before agencies may enter into multi-year contracts. This includes the issuance of a MYCA or any similar document as may be prescribed by the DBM.

In the case of GOCCs, they shall secure prior authority from their respective governing boards before entering into multi-year contracts.

For the LGUs, they shall secure any equivalent document issued by their respective sanggunian authorizing them to enter into multi-year contracts.

For multi-year Public-Private Partnership projects with government undertakings authorized under R.A. No. 6957, as amended by R.A. No. 7718, the same shall be covered by a letter of commitment issued in accordance with the guidelines issued by the DBM.

A MYCA or an equivalent authority may likewise be issued for single-year projects that are either research or scientific in nature, and by design necessitates implementation covering two (2) fiscal years.

In the case of recurring projects such as, but not limited to, janitorial and security services, supply of drinking water, telecommunications requirements, rental of office and equipment, and lease-purchase agreements, government agencies may either secure a MYCA or an equivalent authority, or renew the ongoing contract to not more than one (l) year subject to a favorable assessment or evaluation of the contractor’s performance. In no case shall the total contract renewal exceed two (2) years.

The implementing agency shall ensure that the annual funding requirements for the multi-year projects shall be included in its budget proposals for the covered years, consistent with the funding schedule in the MYCA and equivalent authorities, and letter of commitment. In the case of NGAs and qualified GOCCs, the DBM shall ensure that the funding requirement for the multi-year projects are included in the National Expenditure Program to be submitted to Congress who shall give due consideration of the said proposal. In the case of GOCCs and LGUs, due consideration shall be given by the governing board of GOCCs and the Sanggunian of LGUs, respectively.

In all instances, the disbursements to be incurred for multi-year contracts shall in no case exceed the cash appropriations for the purpose during the year. Procurement of multi-year projects shall be subject to the provisions of R.A. No. 9184 and its IRR and GPPB guidelines.

Sec. 31. Harmonized National Research and Development Agenda. All government agencies shall align their research and development agenda programs under the Harmonized National Research and Development Agenda for funding amounting to Ten Million Pesos (₱10,000,000) and above.

The DOST, in coordination with government research institutions and other agencies, shall facilitate dissemination of all output programs and projects under the Harmonized National Research and Development Agenda to appropriate government agencies, local government units, academe, industry and communities, whenever applicable.

A copy of the progress report shall also be submitted to the DBM, the Office of the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document.

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Sec. 32. Programs and Projects Related to Gender and Development. All agencies of the government shall formulate a Gender and Development (GAD) Plan designed to address gender issues within their concerned sectors or mandate and implement the applicable provisions under R.A. No. 9710 or the Magna Carta of Women, Convention on the Elimination of All Forms of Discrimination Against Women, the Beijing Platform for Action, the Philippine Plan for Gender-Responsive Development (1995-2025) and the Philippine Development Plan (2017-2022).

The GAD Plan shall be integrated in the regular activities of the agencies, which shall be at least five percent (5%) of their budgets. For this purpose, activities currently being undertaken by agencies which relate to GAD or those that contribute to poverty alleviation, economic empowerment especially of marginalized women, protection, promotion, and fulfilment of women’s human rights, and practice of gender-responsive governance are considered sufficient compliance with said requirement. Utilization of GAD budget shall be evaluated based on the GAD performance indicators identified by said agencies.

The preparations and submission of the annual GAD Plan and annual GAD Accomplishment Report shall be subject to the guidelines issued by the agencies concerned.

Sec. 33. Programs and Projects Related to Senior Citizens and Persons with Disability. All agencies of the government shall formulate plans, programs and projects intended to address the concerns of senior citizens and persons with disability, insofar as it relates to their mandated functions, and integrate the same in their regular activities.

Moreover, all government infrastructures and facilities shall provide architectural or structural features, designs or facilities that will reasonably enhance the mobility, safety and welfare of persons with disability pursuant to Batas Pambansa Blg. 344 and R.A. No. 7277, as amended.

Sec. 34. Projects Related to the Youth. All agencies of the government, including government owned and controlled corporations, shall provide allocations for youth development projects and activities, which shall include government internship opportunities, within the framework of the Philippine Development Plan (2017-2022).

Sec. 35. Institutional Linkage with the National Cultural Agencies. In the implementation of their activities or projects authorized in this Act, agencies identified under Section 32 of R.A. No. 10066 shall consult, coordinate and work closely with the National Commission for Culture and the Arts (NCCA) to ensure that their respective responsibilities embodied under the said law are implemented.

Sec. 36. Protection of Built Heritage, Cultural Properties and Cultural Landscapes. Alteration, renovation or demolition of government buildings and open spaces declared or presumed to be important cultural properties by government cultural agencies concerned shall be undertaken only upon prior approval of the said government cultural agencies and proper consultation with stakeholders and cultural groups to be administered by the NCCA. This includes the protection of the sight line with regard to built heritage, cultural properties and cultural landscapes.

In addition, the DPWH shall be responsible in the planning, design, construction, and maintenance of national roads and bridges as they impact on heritage structures or aspects or heritage conservation pursuant to R.A. No. 10066.

Sec. 37. Mainstreaming of Disaster Risk Reduction and Climate Change Adaptation and Mitigation in All Agency Programs and Projects. All agencies of the government shall plan and implement programs and projects, taking into consideration measures for climate change adaptation and mitigation, and disaster risk reduction, based on climate and disaster risk assessments. National Government Agencies (MGAs) shall report their climate actions to the CCC for monitoring and evaluation of the implementation of the National Climate Change Action Plan.

To ensure that the disaster risk reduction and climate change adaptation measures are appropriate in the light of intensifying hazards, all national government projects should be subjected to multi-scenario, probabilistic analysis. For this purpose, the CCC shall extend the necessary technical and capacity building assistance to all agencies of the government in the conduct of risk assessment, as well as adaptation and mitigation planning.

All agencies shall undertake efforts to integrate environmental sustainability in their daily activities, systems, processes, and operations, and accelerate the greening of their organizational culture and behavior towards reducing their carbon footprint, through saving on paper and printing, minimizing the use of plastic and food waste, switching to renewable energy, reducing energy and water consumption, holding meetings online, and reducing travel emissions.

Sec. 38. Whole-of-Government Approach Towards Enhancing the Nation’s Climate and Disaster Resilience. All government instrumentalities, national and local, are hereby mandated to adopt a whole-of-government approach and undertake seamless collaboration in:

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(a)	Enhancing the nation’s climate and disaster resilience towards building safe, adaptive and resilient communities;

(b)	Ensuring the continuity of service delivery to the general public before, during, and after the occurence of natural disasters; and

(c)	Expeditiously implementing the numerous climate and disaster resilience programs, projects, and activities incorporated in their respective budgets.

As a complementary measure, all government instrumentalities are directed to maximize the utilization of their resources towards enhancing the country’s resilience to natural hazards, especially floods, erosion and landslides, storm surges, typhoons, earthquakes, global warming, droughts, and sea-level rise, among others.

Sec. 39. Climate Budget Tagging. All HGAs, SUCs and GOCCs shall tag their budgets for climate change adaptation and mitigation in accordance with the Joint Memorandum Circular 2015-01 of the DBM and the CCC. The results of the budget tagging shall guide the formulation of subsequent budgets to mainstream climate change adaptation and mitigation strategies in the national development process.

Sec. 40. Multi-Hazard Impact-Based Forecasting and Early Warning Systems for Climate and Disaster Resilience. The national government shall promote the establishment of multi-hazard impact-based forecasting and early warning systems and services, including the development and enhancement of protocols for climate, weather, and risk communication, early warning dissemination, and implementation of early action procedures, to prevent and minimize loss and damage from impacts of extreme weather and slow onset events in communities. Such instrumentation, communication, and implementation protocols should be actionable and verifiable, to the last oile, reaching the cost vulnerable.

Sec. 41. Energy Efficiency. All national government agencies, local government units and government owned and controlled corporations shall embark on energy efficiency measures, including the adoption of a standard thermostat level based on the DOE’s energy conservation program, and the use of energy efficient lighting, such as light-emitting diode (LED) lamps, in their office buildings, school buildings, hospitals, markets, parks, street lights and other public places.

Sec. 42. Maintenance and Operation of Dams. As part of the disaster risk reduction programs of the government, agencies and GOCCs that have control or supervision over the major dams shall ensure that said dams are properly maintained, managed and operated with updated and promulgated protocols. The agencies and GOCCs concerned shall take into account climate change and extreme weather events and ensure coordination with the Philippine Atmospheric, Geophysical and Astronomical Services Administration on precipitation forecast. They shall also establish and maintain an efficient and effective early flood warning system and functional water level monitoring system that is periodically tested together with the LGUs and communities at risk of flooding from dam water releases.

Sec. 43. Protection of Biodiversity. All agencies of the government shall ensure that protection of biological diversity is integrated and mainstreamed into their development programs and projects.

Sec. 44. Repair and Retrofitting of Government Structures. The Government agencies concerned shall prioritize the repair and retrofitting of government structures in areas considered highly vulnerable to seismic activity and shall ensure that the retrofitting shall result in structural strength required for the area concerned in accordance with R.A. No. 10121 or in accordance with the National Structural Code of the Philippines.

Sec. 45. Food Forest Gardening. National government agencies and GOCCs shall adopt a food forest gardening program as a sustainable land use system for food production and other agricultural products for economic and societal development. The food forest gardening may be established in the following places:

(a)	Any parcel or portion of land;

(b)	Public spaces such as urban yards or city and municipal parks;

(c)	Unutilized and idle public land;

(d)	Government-owned land;

(e)	Community or common spaces of land developments;

(f)	Portions of rural farms;

(g)	Urban housing projects; and

(h)	Actual yards of households.

All LGUs shall establish comprehensive food forest gardening in their areas. The concerned LGUs shall encourage all home developers, homeowners, neighborhood, community and/or people’s organizations to participate in the food forest gardening program.

The Department of Agriculture shall provide information, training, education, expertise and best practices to implement the food forest program.

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The Department of Education ((DEPED) and Commission on Higher Education shall integrate the food forest gardening program in the academic curriculum for senior high school and college students taking up agriculture, practical arts, home economics and other subjects related to agriculture.

Food forest gardening refers to multi-layered crop farming or a low maintenance and sustainable method of food production that is based on woodland ecosystems, incorporating fruit and nut trees, shrubs, herbs, vines, and perennial vegetables which have yields directly useful to humans and a system of agro-forestry that creates diverse, productive, healthy, ecologically-sound and sustainable system of land use.

PERSONNEL BENEFITS

Sec. 46. Employment of Contractual Personnel. Contractual personnel may be hired by agencies as part of their organization in order to perform agency functions or specific vital activities or services which cannot be provided by the regular or permanent staff of the hiring agency. The total annual Personnel Services requirement for contractual personnel, to cover salaries, and other personnel benefits and fixed expenditures, shall in no case exceed the lump sum appropriations for the purpose, except when there is an urgent need to hire contractual personnel in the implementation of the priority activities or projects, subject to approval of the DBM. In which case, the payment for contractual personnel shall be sourced from the Miscellaneous Personnel Benefits Fund.

Contractual personnel shall be considered as an employee of the hiring agency but only during the period when their services are reasonably required.

Sec. 47. Extraordinary and Miscellaneous Expenses. Appropriations authorized in this Act may be used for the annual extraordinary expenses of the following officials with the following ranks and their equivalent, as may be determined by the DBM, not exceeding the amounts indicated:

(a)	₱264,000 for each Department Secretary;

(b)	₱108,000 for each Department Undersecretary;

(c)	₱60,000 for each Department Assistant Secretary;

(d)	₱45,600 for each head of bureau or organization of equivalent rank, and for each head of a Department Regional Office including General Manager of Local Water District in Category A and B;

(e)	₱26,400 for each head of a Bureau Regional Office or organization of equivalent rank including General Manager of Local Water District in Category C and D; and

(f)	₱19,200 for each Municipal Trial Court Judge, Municipal Circuit Trial Court Judge, and Shari’a Circuit Court Judge.

In addition, annual miscellaneous expenses not exceeding Seventy-Two Thousand Pesos (₱72,000) for each of the offices under the above named officials and their equivalent are authorized herein.

For the purpose of this Section, extraordinary and miscellaneous expenses include, but not be limited to, expenses incurred for:

(a)	Meetings, seminars and conferences;

(b)	Official entertainment;

(c)	Public relations;

(d)	Educational, athletic and cultural activities;

(e)	Contributions to civic or charitable institutions;

(f)	Membership in government associations;

(g)	Membership in national professional organizations duly accredited by the Professional Regulation Commission;

(h)	Membership in the Integrated Bar of the Philippines;

(i)	Subscription to professional technical journals and informative magazines, library books and materials;

(j)	Office equipment and supplies; and

(k)	Other similar expenses not supported by the regular budget allocation.

In case of deficiency, the requirements for the foregoing purposes shall be charged against available allotments of the agency concerned. No portion of the amounts authorized herein shall be used for the payment of salaries, allowances and other benefits, and confidential and intelligence expenses.

Sec. 48. Cultural and Athletic Activities. An amount not exceeding One Thousand Five Hundred Pesos (₱l,500) in a year, may be used for the purchase of uniform or costume and other related expenses in the conduct of cultural and athletic activities per employee-participant.

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Sec. 49. Funding of Personnel Benefits. Notwithstanding any provision of law to the contrary, all personnel benefits costs of government personnel shall be chargeable against the funds from which their salaries are paid. If the personnel benefits costs, in whatever form, are partly sourced from the General Fund and partly from other sources, only the portion attributed to the personnel benefits cost chargeable against the General Fund shall be sourced therefrom in the payment of retirement and terminal leave benefits and pension.

In no case shall personnel benefits costs drawn from Special Accounts, Trust Funds or other sources of funds be chargeable against the General Fund of the National Government.

The personnel benefits costs of officials and employees on detail with other offices, including the representatives and support personnel of auditing units assigned to serve other offices or agencies, shall be chargeable against the appropriations of their parent agencies, except as otherwise authorized by the DBM.

Personnel benefits costs shall include salary increases, step increments, all kinds of authorized allowances, benefits and incentives, monetized vacation and sick leave credits, government share in retirement and life insurance premiums, employees compensation insurance premiums, health insurance premiums and HDMF contributions, and other authorized benefits.

Sec. 50. Appropriations for Personnel Services. The appropriations for Personnel Services under this Act shall be used for the payment of personnel benefits authorized by law to be given to National Government personnel. Any available allotment for Personnel Services within a department or agency may be utilized by said department or agency for the payment of deficiencies in authorized personnel benefits.

Implementation of this Section shall be subject to guidelines issued by the DBM.

Sec. 51. Remittance of Compulsory Contributions. The government and employee share in the compulsory contributions to the Employees’ Compensation Commission, PHILHEALTH, GSIS and HDMF pursuant to P.D. No. 626, as amended, R.A. No. 6111, R.A. No. 7875, as amended, R.A. No. 8291, and R.A. No. 9679, respectively, shall be remitted directly by departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs to the respective recipient agencies unless a different arrangement is agreed upon in writing between the DBM and the recipient agency.

Any proposed increase in government and employee compulsory contributions may only be implemented after consultation by the agency concerned with the DBM in order that the budgetary implications of such proposal be duly considered. The implementation of any increase in government and employee compulsory contributions, after said consultation, shall be made effective only upon inclusion thereof in an appropriations law.

Sec. 52. Authorized Deductions. Deductions from salaries and other benefits accruing to any government employee, chargeable against the appropriations for Personnel Services, may be allowed for the payment of an individual employee’s contributions or obligations due to the following:

(a)	The BIR, PHILHEALTH, GSIS and HDMF;

(b)	Non-stock savings and loan associations and mutual benefit associations duly operating under existing laws and cooperatives which are managed by and/or for the benefit of government employees;

(c)	Associations or provident funds organized and managed by government employees for their benefit and welfare;

(d)	GFI’s authorized by law and accredited by appropriate government regulating bodies to engage in lending;

(e)	Licensed insurance companies;

(f)	Thrift banks and rural banks accredited by the BSP;[~~and~~

~~(g)~~

~~Financing companies and other similar entities that have authority to engage in lending and mutual benefits or mutual aid system as stated in their respective constitutions and by-laws approved by government regulating bodies]~~

(DIRECT VETO AND CONDITIONAL IMPLEMENTATION-President’s Veto Message, April 15, 2019. Volume 1-B, pages 959 and 964, R.A. No. 11260)

Obligations due to the BIR, contributions due to the PHILHEALTH, GSIS and HDMF, and GSIS and HDMF loans shall be satisfied ahead of all other obligations. The remaining obligations due to other entities listed above shall be satisfied in the order in which they were incurred.

In no case shall the foregoing deductions reduce the employee’s monthly net take home pay to an amount lower than Five Thousand Pesos (₱5,000).

Sec. 53. Personnel Economic Relief Allowance. In order to supplement the salaries of government personnel covered by R.A. No. 6758, as amended, Personnel Economic Relief Allowance (PERA), in the amount of Two Thousand Pesos (₱2,000) per month, is granted to the following:

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(a)	Civilian government personnel stationed in the Philippines, whether occupying regular, contractual or casual positions, appointive or elective; and

(b)	Military and uniformed personnel.

Government personnel stationed abroad shall be granted overseas allowances to defray the cost of their living expenses and shall no longer be entitled to receive PERA for the duration of their station abroad.

The grant of PERA shall be subject to the rules and regulations prescribed under B.C. No. 2009-3 dated August 18, 2009, as amended by B.C. No. 2011-2 dated September 26, 2011, and such other guidelines issued by the DBM.

Sec. 54. Uniform or Clothing Allowance. An amount not exceeding Six Thousand Pesos (₱6,000) per year is hereby authorized for the payment of uniform or clothing allowance to each qualified government employee, subject to B.C. No. 2018-1 dated March 8, 2018 and such other guidelines issued by the DBM.

Sec. 55. Magna Carta Benefits. The payment of Magna carta benefits of public health workers, school teachers, social workers, scientists, engineers and researchers, and other science and technology personnel in the government shall be subject to the guidelines of the DBM.

Sec. 56. Special Counsel Allowance. Government lawyers designated to assume the duties of a legal officer are hereby authorized an allowance of Five Thousand Pesos (₱5,000) for each appearance or attendance to court hearings, subject to the following:

(a)

The government lawyer has been deputized by the Office of the Solicitor General (OSG) or authorized by the head of agency to assist the OSG, prosecutors, or represent the agency or its personnel, as the case may be;

(b)	The court appearance is not pursuant to motions for extension or postponement of hearing; and

(c)	The aggregate allowance shall not exceed fifty percent (50%) of the government lawyer’s monthly basic salary per month.

Court as used in this section shall pertain to those under the Judiciary. In no case shall special counsel allowance be granted to government lawyers appearing before quasi-judicial and administrative agencies.

Sec. 57. Hazard Duty Pay. Hazard duty pay shall be granted only to government personnel who are actually assigned to, and performing their duties in, strife-torn or embattled areas as may be determined and certified by the Secretary of National Defense and for the duration of such assignment.

The grant of hazard duty pay shall be subject to the rules and regulations prescribed under B.C. No. 2005-4 dated July 13, 2005 and such other guidelines issued by the DBM.

Sec. 58. Honoraria. Honoraria may be paid only to the following:

(a)

Teaching personnel of the DepEd, TESDA, SUCs and other educational institutions, engaged in actual classroom teaching, whose teaching load is outside of the regular office hours or in excess of the regular load;

(b)	Those who act as lecturers, resource persons, coordinators and facilitators in seminars, training programs, and other similar activities in training institutions;

(c)

Chairpersons and members of commissions, boards, councils, and other similar entities, including personnel thereof who are not paid salaries nor per diems but compensated in the form of honoraria as provided by laws, rules and regulations;

(d)	Those who are involved in science and technological activities and render services beyond their regular workload;

(e)	Officials and employees assigned to special projects, subject to the following conditions;

(i)

Said special projects are reform-oriented or developmental, contribute to the improvement of service delivery and enhancement of the performance of the core functions of the agency, and have specific timeframes and deliverables in accomplishing objectives and milestones set by the agency for the year; and

(ii)	Such assignment entails rendition of work in addition to, or over and above, their regular workload.

In these instances, the rates of honoraria shall depend on the level of responsibilities, nature of work rendered, and extent of individual contribution to produce the desired outputs. The total honoraria received from all special projects shall not exceed twenty-five percent (25%) of the annual basic salaries; and

(f)	Officials and employees authorized to received honoraria under R.A. No. 9184 and its IRR.

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GENERAL PROVISIONS

The grant of honoraria to the foregoing shall be subject to the guidelines prescribed under B.C. No. 2003-5 dated September 26, 2003, as amended by D.C. No. 2007-1 dated April 23, 2007 and N.B.C. No. 2007-510 dated May 8, 2007, B.C. No. 2007-2 dated October 1, 2007, B.C. No. 2004-5A dated October 7, 2005, as amended by B.C. No. 2007-3 dated November 29, 2007, DBM and DOST J.C. No. 1 dated June 25, 2013 and such other guidelines issued by the DBM.

Sec. 59. Representation and Transportation Allowances. Government officials with the following ranks and their equivalent, as determined by the DBM, while in the actual performance of their respective functions, are hereby authorized monthly commutable representation and transportation allowances at the rates indicated below, for each type of allowance:

(a)	₱14,000 for Department Secretaries;

(b)	₱11,000 for Department Undersecretaries;

(c)	₱10,000 for Department Assistant Secretaries;

(d)	₱9,000 for Bureau Directors and Department Regional Directors;

(e)	₱8,500 for Assistant Bureau Directors, Department Assistant Regional Directors, Bureau Regional Directors, and Department Service Chiefs;

(f)	₱7,500 for Assistant Bureau Regional Directors; and

(g)	₱5,000 for Chief of Divisions, identified as such in the Personnel Services Itemization and Plantilla of Personnel.

The grant of representation and transportation allowances, shall be subject to the fallowing:

(a)

Transportation allowance, whether in full or partial amounts, shall not be granted to officials who are assigned or actually using government motor transportation. Officials who are assigned government motor transportation, but are not able to use said vehicle for justifiable reason, as determined by the DBM, may be granted transportation allowance during the said period;

(b)

Representation and transportation allowances of local government officials who are of equivalent rank to the foregoing officials, as determined by the DBM, shall be at the same percentages of the salary rates authorized for their corresponding income classification in accordance with Section 10 of R.A. No. 6758 and subject to the Personnel Services limitations under Section 325 (a) of R.A. No. 7160;

(c)

No amount of representation or transportation allowances, whether commutable or reimbursable, which exceed the rates authorized under this Section may be granted to the foregoing officials. Previous administrative authorizations inconsistent with the rates and conditions specified herein shall no longer be valid and payment shall not be allowed; and

(d)	The pertinent provisions of NBC No. 548 and Local Budget Circular No. 103, both dated May 15, 2013, and such other guidelines issued by the DBM.

Sec. 60. Official Vehicles and Transport. Government motor transportation may be used by the following officials with costs chargeable to the appropriations authorized for their respective offices:

(a)	The President of the Philippines;

(b)	The Vice-President;

(c)	The President of the Senate;

(d)	The Speaker of the House of Representatives;

(e)	The Chief Justice and Associate Justices of the Supreme Court;

(f)	The Presiding Justices of the Court of Appeals, Court of Tax Appeals, and the Sandiganbayan;

(g)	The Department Secretaries, Undersecretaries, Assistant Secretaries and officials of equivalent rank;

(h)	Ambassadors, Ministers Plenipotentiary and Consuls in charge of consulates, in their respective stations abroad;

(i)	The Chief of Staff, the Vice-Chief of Staff, and the Commanding Generals of the Major Services of the AFP;

(j)	Heads of Constitutional Commissions and the Ombudsman;

(k)	Bureau Directors, Department Regional Directors and Bureau Regional Directors; and

(l)

Those who may be specifically authorized by the President of the Philippines, with respect to the Executive, the Senate President, with respect to the Senate, the Speaker, with respect to the House of Representatives, and the Chief Justice, in the case of the Judiciary.

Sec. 61. Quarters Privileges. Officials who are transferred from one station to another by virtue of agency policies on reshuffling or rotation of personnel and do not own houses or rooms therein, shall be provided free quarters within their office premises.

Where there are no available quarters, the agency may rent rooms which shall serve as quarters for said officials, subject to the rules and regulations prescribed under NBC No. 571 dated December 4, 2017. For those who opt for more expensive quarters other than those rented by their agencies, such preferred quarters may be secured provided that the difference in amount between the one preferred by the officials and that rented by their respective agencies shall be paid by the concerned officials.

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Government personnel who are not entitled to quarters privileges but are allowed to use government quarters shall be charged the corresponding cost of rentals subject to guidelines as may be issued by the DBM.

Sec. 62. Mid-year Bonus. The Mid-year Bonus equivalent to one (1) month basic salary, shall be granted to all National Government personnel, whether under regular, temporary, casual or contractual status, on full-time or part-time basis, subject to the following:

(a)

Personnel have rendered at least a total or an aggregate of four (4) months of service from July 1 of the immediately preceding year to May 15 of the current year and who are still in the government service as of May 15 of the current year;

(b)	Personnel have obtained at least a satisfactory performance rating in the immediately preceding rating period; and

(c)	The provisions of D.C. No. 2017-2 dated May 8, 2017 and such other guidelines issued by the DBM.

Personnel of GOCCs covered by the Compensation and Position Classification System (CPCS) under R. A. No. 6758, as amended and LGUs are likewise entitled to Mid-year Bonus chargeable against their respective corporate and local funds.

Sec. 63. Year-end Bonus and Cash Gift. The Year-end Bonus equivalent to one (1) month basic salary and additional cash gift of Five Thousand Pesos (₱5.000) provided under R.A. No. 6686, as amended by R.A. No. 8441, shall be granted to all National Government personnel, whether under regular, temporary, casual or contractual status, on full-time or part-time basis, subject to the following:

(a)

At least a total of four (4) months of service including leaves of absence with pay from January 1 to October 31 have been rendered during the current year, and who are still in the service by October 31 of the same year;

(b)

Those who have rendered at least a total or an aggregate of four (4) months of service from January 1 of the current year but who have retired or separated from government service before October 31 of the same year shall be granted within the month of retirement or separation, a prorated share of the Year-end Bonus based on the monthly basic pay immediately preceding the date of retirement or separation and a Cash Gift of ₱5,000; and

(c)	The provisions of B.C. No. 2016-4 dated April 28, 2016 and such other guidelines issued by the DBM.

Personnel of GOCCs covered by the CPCS under R. A. No. 6758, as amended and LGUs are likewise entitled to Year-end Bonus and Cash Gift chargeable against their respective corporate and local funds.

Such Year-end Bonus and Cash Gift shall be given in November of each year pursuant to E.O. No. 201, s. 2016.

Sec. 64. Use of Appropriations for Retirement Gratuity and Terminal Leave. Appropriations authorized in this Act to cover the payment of retirement benefits shall be released directly to the agencies concerned computed based on the provisions of, and subject to the conditions prescribed in, applicable retirement laws, rules and regulations.

Unless authorized by law and duly covered by guidelines issued by the DBM, public funds shall not be used for the payment of salary increases or adjustments resulting from automatic promotions with the intent of increasing the retirement and terminal leave benefits of government personnel as provided in CSC-DBM J.C. No. 3 dated November 8, 1991.

The payment of any unauthorized retirement benefits shall be null and void and shall accordingly be refunded by the beneficiary-employee. The officials and employees who authorized, allowed, or connived with others in the payment of any unauthorized retirement benefits shall be subject to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

RELEASE AND USE OF FUNDS

Sec. 65. Availability of Appropriations. All appropriations authorized in this Act shall be available for release and obligation for the purpose specified, and under the same special provisions applicable thereto, until December 31, 2019.

A report an these releases and obligations shall be submitted to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document.

Sec. 66. Impoundment of Appropriations. The President of the Philippines, upon recommendation of the DBM, may propose the rescission of appropriations from both Houses of Congress, under any of the following:

(a)	If the appropriations are no longer required to fulfill the objectives originally sought to be achieved by the activities or projects covering the same; or

(b)	In case of an unmanageable National Government deficit.

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GENERAL PROVISIONS

Unmanageable National Government budget deficit as used in this Section shall be construed to mean that: (i) the actual National Government budget deficit has exceeded the quarterly budget deficit targets consistent with the full-year target deficit as indicated in the BESF submitted by the President to Congress pursuant to Section 22, Article VII of the Constitution; or (ii) there are clear economic indications of an impending occurrence of such condition, as determined by the DBCC and approved by the President.

Both Houses of Congress shall act an the proposed rescission within thirty (30) session days after the receipt of the impoundment proposal from the President by issuing a Joint Impoundment Resolution. Within the same period of thirty (30) session days, the appropriations covered by the impoundment proposal shall not, in any way, be rescinded in relation to the purposes and objectives for which it was appropriated. [~~Congressional inaction after the 30-day period is equivalent to disapproval of the impoundment proposal.~~]

Impounded funds shall not thereafter be available for expenditure except by subsequent legislative enactment.

(DIRECT VETO - President’s Veto Message, April 15, 2019, Volume I-B, page 959, R.A. No. 11260)

Sec. 67. Prohibition against Retention or Deduction of Funds. Fund releases from appropriations provided in this Act shall be transmitted to the agency concerned, subject to Section 3 hereof, applicable special and general provisions, and budgeting rules and regulations. No retention or deduction as reserves or overhead shall be made, except as authorized by law, the general or special provisions in this Act.

Sec. 68. Direct Release of Funds to Regional Offices and Operating Units. Funds appropriated in this Act shall be released directly to the Regional Offices (ROs) and Operating Units (OUs) of agencies where funds are specifically appropriated to the ROs and OUs of agencies, except as otherwise requested by the agencies to the DBM.

The DBM shall furnish copies of fund releases to ROs and OUs to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document.

Sec. 69. Lump-Sum Appropriations. Release of lump-sum appropriations shall be made upon compliance with the requirements under the applicable general or special provisions and submission by the agency concerned of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, copy furnished the House Committee on Appropriations and the Senate Committee on Finance: PROVIDED, that release of lump-sum appropriations for capital outlays shall, in addition, require the approval of the President. The Special Budget shall include the complete details of the activities or projects covering the lump-sum appropriations with the corresponding cost up to the lowest level i.e., provincial, city or municipal level, as the case may be.(CONDITIONAL IMPLEMENTATION- President’s Veto Message, April 15, 2019. Volume 1-B, page 961, R.A. No. 11260)

Sec. 70. Prohibition Against Delegation of Project Implementation. Except for DA, DAR, DEPED, DPMH and agencies authorized in this Act, all other agencies are prohibited from delegating the implementation of a program or project funded herein to other agencies.

Sec. 71. Fund Transfers to Civil Society Organizations. A government agency may transfer public funds to a Civil Society Organization (CSO) only if all of the following conditions are present:

(a)	The CSO is either:

(i)	implementing a government program or project jointly with the government agency; or

(ii)	a beneficiary of a government program or project.

(b)	There is a specific appropriation in the General Appropriations Act or some other appropriation law for such government program or project.

(c)	The government agency has accredited the CSO in accordance with its guidelines. The guidelines shall include, as a minimum, the following requirements:

(i)	The presence of the CSO in its stated address and area of operation has been validated;

(ii)	The CSO has an identified membership and leadership and defined organizational structure;

(iii)	The CSO is in good standing with all government agencies from which the CSO has received public funds;

(iv)	The CSO is not in default or in delay in liquidating any public funds received from any government agency;

(v)

For implementing CSOs, the CSO must have a proven track record and good standing in undertaking civil society works; the CSO must not have any Director, Trustee, Officer or key personnel related within the fourth civil degree of consanguinity of affinity to any official involved in the processing of its accreditation, or any official of the government agency funding or implementing the program or project to be implemented by the CSO; and the CSO must have proven legal existence; and

(vi)	For Beneficiary CSOs, the CSO must have the appropriate social preparation from the government agency providing the grant of financial assistance.

In case of a cooperative who wishes to become a CSO partner, the submission of certificate of registration and certificate of compliance as issued by the Cooperative Development Authority specifically for that purpose including meeting the minimum requirements as stated herein shall be sufficient for it to qualify as a CSO partner.

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Government agencies shall post the lists of their accredited CSOs in their respective websites, and shall update such lists quarterly.

(d)

The CSO has liquidated in accordance with existing COA regulations all fund transfers due for liquidation. Only CSOs with proven absorptive capacity and good track records to implement several projects at the same time shall be considered as implementing CSO of multiple projects.

(e)	The CSO was selected by the government agency in accordance with R.A. No. 9184 and such other applicable rules and regulations.

To ensure the CSOs comply with all pertinent rules and regulations covering the transfer, use, liquidation and audit of public funds, government agencies shall put into place the needed monitoring, evaluation and reporting mechanisms. Government agencies shall remain accountable for funds transferred to CSOs in accordance with government accounting and auditing rules and regulations.

Government agencies shall submit to the DBM, the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee an Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on funds transferred and the government programs or projects involved. The Chairperson of the respective government agencies and their web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on their websites.

Sec. 72. Authority to Use Savings. The President of the Philippines, the President of the Senate of the Philippines, the Speaker of the House of Representatives, the Chief Justice of the Supreme Court, the Heads of the Civil Service Commission, the Commission on Elections, and the COA are hereby authorized to declare and use savings in their respective appropriations to augment actual deficiencies incurred for the current year in any item of their respective appropriations.

The foregoing constitutional officers authorized to use savings shall be responsible for ensuring that a semestral and annual report on their respective use of savings shall be submitted to the President of the Senate of the Philippines and the Speaker of the House of Representatives, copy furnished the DBM. The report shall indicate among others, the amount of savings generated, the sources and grounds used therefor, and the existing P/A/P in their respective appropriations augmented. They shall likewise ensure that said reports are posted on their respective websites.

Sec. 73. Meaning of Savings. Savings refer to portions or balances of any released appropriations in this Act which have not been obligated as a result of any of the following:

(a)	completion, final discontinuance, or abandonment of a program, activity or project for which the appropriation is authorized; or

(b)

implementation of measures resulting in improved systems and efficiencies and thus enabled an agency to meet and deliver the required or planned targets, programs and services approved in this Act at a lesser cost.

In case final discontinuance or abandonment is used as basis in the declaration of savings, such discontinued or abandoned program, activity or project shall no longer be proposed for funding in the next two (2) fiscal years.

Allotments that were not obligated due to the fault of the agency concerned shall not be considered savings.

Sec. 74. Rules on Augmentation. Augmentation is the act of the constitutional officers authorized to use savings in their respective appropriations to cover a deficiency in any existing item of appropriation within their respective offices. A deficiency in an item of appropriation may result from:

(a)	Unforeseen modifications or adjustments in the program, activity or project; or

(b)	Re-assessment in the use, prioritization or distribution of resources.

An item of appropriation shall pertain to the amount appropriated for an activity or project authorized in this Act.

The particulars of the expenditures to be funded from savings should be within the scope of, or covered by an existing activity or project. The existence of an activity or project regardless of the availability of allotment class/es is sufficient for the purpose of augmentation.

In no case shall a non-existent activity or project be funded by augmentation from savings or by the use of an appropriations authorized in this Act.

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GENERAL PROVISIONS

Sec. 75. Priority in the Use of Savings. In the use of savings, priority shall be given to the payment of compensation, year-end bonus and cash gift, retirement gratuity, terminal leave benefits, old-age pension of veterans and other personnel benefits authorized by law and in this Act, as well as the implementation of priority project or activity covered in this Act.

Sec. 76. Rules on Modification in the Allotment. As a general rule, departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs shall spend what is programmed in their respective appropriations in this Act. In exceptional circumstances, agencies may modify the allotment issued within an activity or project subject to approval of the following:

(a)

The heads of agencies, for the following: (i) change in the details of an activity or project without changing its nature and within the same operating unit; and (ii) change in the object of expenditure (Salaries and Wages, Travelling Expenses, or Investment Outlays) within an allotment class (Personnel Services, MODE, or Capital Outlays);

(b)

The DDN, in the following modifications: (i) from one allotment class to another; (ii) from one operating unit to another; (iii) within a special purpose fund; and (iv) for the payment of magna carta benefits authorized under Section 55 hereof; and

(c)	The President of the Philippines, for the payment of intelligence funds within the Executive branch.

All modification in the allotment shall not entail any increase in the total amount appropriated for an activity or project.

Sec. 77. Rules in the Grant of Collective Negotiation Agreement Incentive. Departments, bureaus, and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs may grant collective negotiation agreement (CNA) Incentive sourced from the allowable MODE allotments identified by the DBM, subject to the following:

(a)

There is a valid CNA executed between the agency and the recognized employee organization which includes a provision on cost-cutting measures to be undertaken collectively by the agency and its personnel;

(b)	The one-time annual payment of CNA Incentive shall be made through a written resolution signed by agency representatives from both labor and management, and approved by the agency head;

(c)	The CNA Incentive that may be granted shall be limited to the amount determined by the DBM; and

(d)

The payment of CNA Incentive shall be subject to approval by the Agency head and made only during the validity of appropriations. Any excess amounts therefrom after payment of the CNA Incentive shall revert to the General Fund.

GOCCs and LGUs may likewise grant CNA Incentive to their respective personnel, subject to the policies, rules and regulations issued by the DBM.

Sec. 78. Mandatory Expenditures. The amounts programmed for petroleum, oil and lubricants, water, illumination and power services, telephone and other communication services, and rental expenses shall be disbursed exclusively for such items of expenditures. Any available allotment from these items after taking into consideration the agency’s full year requirements may be modified only in the last quarter and subject to the provisions of Section 75 hereof.

Disbursements or expenditures of agencies in violation of this Section shall be void, end shall subject the erring officials and employees;to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

Sec. 79. Expenditures for Business-type Activities. Funds for the procurement of supplies and materials intended to be utilized in the conduct of business-type activities shall be disbursed exclusively for such business-type activity. In no case shall said appropriations be used for any other purpose.

Disbursements or expenditures by agencies in violation of this Section shall be void, and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

Sec. 80. Intelligence Funds. No appropriations authorized in this Act as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Intelligence expenses refer to those related to intelligence information gathering activities of uniformed and military personnel, and intelligence practitioners that have direct impact to national security.

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Agencies utilizing intelligence funds shall submit to the President of the Philippines a quarterly report on the accomplishments in the use of said funds.

Implementation of this Section shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued thereon.

Sec. 81. Confidential Funds. Confidential funds authorized in this Act shall be released or disbursed only upon approval of the Department Secretary concerned.

Confidential expenses refer to those related to surveillance activities in civilian government agencies that are intended to support the mandate or operations of the agency.

Agencies utilizing confidential funds shall submit to the President of the Philippines and both Houses of Congress a quarterly report on the accomplishments in the use of said funds.

Implementation of this Section shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued thereon.

Sec. 82. Limitations on Cash Advance and Reportorial Requirements. Notwithstanding any provision of law to the contrary, cash advances shall not be granted until such time that the earlier cash advances availed of by the officials or employees concerned shall have been liquidated in accordance with accounting and auditing rules and regulations.

For this purpose, the head of the agency and the COA auditor shall be jointly responsible for the preparation and submission to the House Committee on Appropriations and Senate Committee on Finance, either in printed form or by way of electronic document, the Annual Report on Cash Advances indicating the names of the recipients, the items of expenditures for which said cash advances were disbursed, and the dates of liquidation as reflected in the Agency Books of Accounts.

Sec. 83. Use of Funds for Foreign-Assisted Projects. The amounts appropriated in this Act for the implementation of foreign-assisted projects, composed of loan proceeds and peso counterpart components shall be utilized in accordance with the rules and regulations prescribed under DBM-COA- DOF J.C. No. 2-97 dated March 31, 1997 and such other guidelines that may be issued thereon.

Sec. 84. Disbursement of Funds. Public funds for obligations incurred with proper authorization shall be disbursed only through the BTr or authorized government servicing banks under the Modified Disbursement System, subject to guidelines issued thereon.

Sec. 85. Incurrence or Payment of Unauthorized or Unlawful Obligation or Expenditure. Disbursements or expenditures incurred in violation of existing laws, rules and regulations shall be rendered void. Any and all public officials or employees who will authorize, allow or permit, as well as those who are negligent in the performance of their duties and functions which resulted in the incurrence or payment of unauthorized and unlawful obligation or expenditure shall be, personally liable to the government for the full amount committed or expended and, subject to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292.

ADMINISTRATIVE PROCEDURES

Sec. 86. Institutional Strengthening and Productivity Improvement in Agency Organization and Operations. Heads of departments, bureaus, offices, and instrumentalities under the Executive branch shall adopt institutional strengthening measures to enhance productivity and improve service delivery. For this purpose, they shall: (i) conduct a comprehensive review of their respective mandates, missions, objectives and functions, systems and procedures, and programs, activities and projects; and (ii) identify areas where improvements are necessary and more resources need to be re-chanelled.

In the pursuit of said institutional strengthening efforts, the DBM, in consultation with the agencies, shall determine the functions, programs, activities and projects that could be scaled down, phased out or abolished and recommend the corresponding structural, functional and operational adjustments to streamline the organization and operations of the agency and improve its performance and productivity.

Accordingly, the DBM may recommend the: (i) creation, abolition, renaming, consolidation or merger of bureaus, offices and units; or (ii) creation, abolition, reclassification, conversion or transfer of existing positions, from one unit to another. The President of the Philippines or the DBM, as the case may be, is authorized to approve the organizational and staffing modifications needed in streamlining and improving productivity in agency organization and operations, in accordance with the first paragraph of Section 87 hereof.

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GENERAL PROVISIONS

Sec. 87. Organizational Structure and Staffing Pattern Changes. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the President of the Philippines is authorized to create new offices and modify the existing organizational structure of the agencies in the Executive branch, as well as create new positions or modify existing ones whenever public interest so requires.

The DBM May approve minor changes in the organizational structure and staffing pattern of agencies, and create positions up to a division chief and equivalent level under the Executive branch. It may likewise determine the organizational structure and provide positions in the organizational units of agencies or offices created or reorganized pursuant to law.

Sec. 88. Foreign Travel of Government Officials. To ensure that the delivery of services and the operations of the agency is not hampered, all personal and official foreign travels of Department Secretaries in the Executive Department and senior officials and board members of all GOCCs shall require clearance from the Office of the President prior to foreign travel.

Sec. 89. Attendance to Meetings of Local Development Councils and Advisory Committee of the Regional Development Councils. The District Representatives or his/her authorized representative, as members of the Local Development Councils (LDCs), shall attend the meetings of the LDCs. The District Representatives shall also attend the meetings of the Advisory Committee of the Regional Development Councils.

Sec. 90. Regional Investment Programming and Budgeting. The agency Regional Offices shall identify and prioritize their proposed programs, activities and projects (PAPs) for inclusion in the Regional Development Investment Program (RDIP) after the consultation with their respective central offices. The RDCs shall update their RDIPs, ensuring the alignment of PAPs with the goals and objectives under their respective Regional Development Plans (RDPs). The PAPs listed in the RDIPs shall be taken into consideration in the agency investment programs and budgets to be able to realize the development strategies and targets espoused in the RDPs and its results matrices. Agencies shall provide feedback to the RDCs on the reasons for the non-inclusion in the investment program of the indicated priority PAPs in the RDIP.

[~~Sec. 91. Collection of Fees in Relation to the Retention or Reacquisition of Philippine Citizenship. The Department of Foreign Affairs, Bureau of Immigration and other agencies shall not impose and collect any fee in relation to the retention or reacquisition of Philippine citizenship under R.A. No. 9225 or the Citizenship Retention and Re-acquisition Act of 2003.~~]

(DIRECT VETO- President’s Veto Message, April 15, 2019. Volume 1-B, page 957, R.A. No. 11260)

Sec. 92. Allocation for Reorganized Departments, Bureaus and Offices of the National Government, including Constitutional Offices Enjoying Fiscal Autonomy and SUCs. The amount appropriated in this Act for departments, bureaus and offices of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, which were reorganized during the immediately preceding fiscal year and the current year, shall be released to the successor agency subject to any transitory provision in the issuance authorizing its reorganization.

Sec. 93. Allocation for the Autonomous Region in Muslim Mindanao in the Budget. National government agencies shall ensure that the requirements of ARMM are provided in the implementation of nationwide programs, activities and projects. The funds for the purpose shall be released based on, and made only upon submission by the implementing agencies concerned of the allocation for ARMM per province. The respective heads of the implementing agencies shall be responsible for ensuring that the amounts allocated for ARMM per province are posted on their respective agency websites. The ARGMM shall be accountable for the amount released to ARMM.

The ARGMM shall likewise submit to the DBM and the implementing agencies concerned separate quarterly reports on the utilization of said amounts per province, either in printed form or by way of electronic document. The Regional Governor of ARGMM shall be responsible for ensuring that said reports are likewise posted on the website of the ARGMM.

Sec. 94. Annual Block Grant to the Bangsamoro Government. The annual block grant to the Bangsamoro Government shall be automatically appropriated pursuant to R.A. No. 11054 or the “Organic Law for the Bangsamoro Autonomous Region in Muslim Mindanao.”

Sec. 95. Internal Revenue Allotment of LGUs. The IRA, which is automatically appropriated, shall be apportioned among LGUs, including provinces, cities, and municipalities created, approved, and ratified in 2018 in accordance with the allocation formula prescribed under Section 285 of R.A. No. 7160, taking into consideration the following:

(a)

The land area shall be based on the FY 2001 Land Management Bureau (LMB) certified Masterlist of Land Area unless the latest LMB certified Masterlist of Land Area has been validated by the DILG, NAMRIA and representatives of the Leagues of Provinces, Cities and Municipalities, and endorsed by the Secretary of DENR and the Regional Secretary of the ARMM to DBM on or before December 31, 2018; and

(b)	The population shall be based on the FY 2015 Census of Population by Province, City, Municipality and Barangay, as approved under Presidential Proclamation No. 1269 dated May 19, 2016.

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All valid adjustments, changes, modifications, or alterations in any of the factors affecting the computation of IRA that occurred or happened, including final and executory court decisions made effective, during the current fiscal year, shall only be considered and implemented by the DBM in the subsequent fiscal year from receipt by the DBM of the notice of said change.

LGUs shall include in their budgets income from bath local and external sources, including the amount of their IRA, based on the allocation by the DBM, and receipts from borrowings, which shall be approved by their respective sanggunian. Member-municipalities of the Partido Development Administration may charge the capitalization requirement under R.A. No. 7820 against their respective IRA.

Enforcement of the Personnel Services limitations under Sections 325 (a) and 331 (b) of R.A. No. 7160 shall be waived to enable LGUs to: (i) absorb the cost of hospital services transferred from provinces to newly created cities; (ii) pay the CHA incentives of their employees upon compliance with the rules and regulations issued by the DBM; (iii) pay the retirement and terminal leave benefits, including the monetization of leave credits of their employees; and (iv) pay the minimum year-end bonus of One Thousand Pesos (₱l,000) for the punong barangay and Six Hundred Pesos (₱600) for other mandatory barangay officials, and their cash gifts.

The IRA, and all LGU shares appropriated herein, shall be directly released by the BTr to the LGU beneficiaries through authorized government servicing banks.

[~~See. 96. Cost of Devolved Health Services of Local Government Units (LGUs). The amount automatically appropriated for Internal Revenue Allotment (IRA) shall include the amount of Two—Billion Three Hundred Fifty Seven Million Eight—Hundred Thousand Pesos (₱2,357,000,000) for the cost of devolved services to provinces, cities and municipalities.~~]

(DIRECT VETO- President’s Veto Message, April 15, 2019. Volume 1-B, page 957, R.A. No. 11260)

Sec. 97. Implementation of Nationally Funded Projects. Pursuant to Section 17 (c) of R.A. No. 7160, the National Government may designate LGUs as implementing agencies for public works and infrastructure projects and other programs, services and facilities, including the construction of local roads and facilities appropriated in this Act, subject to the following:

(a)

The LGU has the capability to implement the foregoing by administration or contract and in accordance with the design, plan, specifications, and such other standards and policies of the National Government; and

(b)	The LGU-recipient of nationally funded public works and infrastructure projects and other programs, services and facilities shall commit to fund the cost of maintenance and repairs thereof.

The LGU shall submit quarterly reports on fund utilization and accomplishments through the following:

(a)	Local Government Units Reporting System (LGURS) or other electronic means for reports not covered by the LGURS; and

(b)	LGU’s website.

The LGU shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 98. Submission of Annual Reports and Audited Financial Statements on Accounts Deposited Outside of the National Treasury. All departments, bureaus, offices, and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs authorized by law to retain or use income and deposit the same outside of the National Treasury shall submit their respective audited financial statements, annual reports and narrative report stating therein a detailed description of the utilization of funds through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The statement and report shall include the beginning balance, income collected and its sources, expenditures, and ending balance for the preceding fiscal year.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 99. Report on Commission on Audit Findings and Recommendation. Within sixty (60) days from receipt of the COA Annual Audit Report, agencies concerned shall submit to the COA, either in printed form or by way of electronic document, a status report on the actions taken on said audit findings and recommendations using the prescribed form under COA Memorandum No. 2014-002 dated March 18,

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GENERAL PROVISIONS

2014. They shall likewise furnish the DBM, the Speaker of the House of the Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by may of electronic document, a copy of said reports.

The head of agency concerned and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that said status reports are posted on the agency’s website.

Sec. 100. Debt Audit. The Congressional Oversight Committee on Official Development Assistance is hereby tasked to conduct a debt audit of the following contracted loans:

1.	Philippine Rural Development Project

2.	Pampanga Development Flood Control

3.	Bohol Irrigation Phase II

4.	Angat Water Supply Optimization

5.	Sixth Road Project

6.	Power Sector Development Program

7.	HELP for Catubig Agricultural Advancement

8.	Agrarian Reform Communities Project

9.	Global Maritime Safety

10.	Small Water Impounding Management

11.	Third Elementary Education Project

12.	Emergency Network Project

13.	Southern Philippines Irrigation Sector Project

14.	CALACA I Coal-fired Thermal Power Plant

15.	CALACA II Coal-fired Thermal Power Plant

16.	CALACA II Coal-fired Thermal Power Plant Additional Financing

17.	Second Agrarian Reform Communities Development Project

18.	Second Agrarian Reform Communities Development Project 2

19.	Irrigation Systems Improvement

20.	South Luzon Expressway Construction Project I

The said debt audit shall focus on the institutional reforms that must be undertaken by NEDA to ensure prudence in entering into new loan agreements. The relevant executive agencies shall work with the Senate Committee on Economic Reforms with a view to articulating and gaining legislative support for such reforms.

Sec. 101. Financial Reports. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, shall submit monthly reports on release, obligations and balance of current appropriations, within thirty (30) days after the end of every month, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

Sec. 102. Quarterly Financial and Physical Reports. Departments, bureaus, offices and instrumentalities of the National Government, including Constitutional Offices enjoying fiscal autonomy and SUCs, shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b)	Agency’s website.

The agency shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, COA, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, April 15, 2019. Volume 1-B, page 964, R.A. No. 11260)

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The DBM shall likewise submit to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on releases from, obligations incurred, liquidated and unliquidated obligations, total disbursements and balances of, Special Purpose Funds, Supplemental Appropriations and Automatic Appropriations as well as modification of funds approved by it pursuant to the General Provisions of this Act. These reports shall be presented vis-a-vis corresponding P/A/P approved in the GAA.

Failure to comply with any of the foregoing shall result in the automatic suspension of the salaries of the responsible official or employee until they have complied with the above requirements pursuant to Section 57, Chapter 6, Book VI of E.O. No. 292.

Repeated failure or refusal of said official or employee to submit the above reports without any justifiable cause may be a ground for administrative disciplinary action, subject to pertinent civil service rules and regulations. The head of agency shall be responsible for ensuring compliance with this penalty provision.

Sec. 103. Liability for Non-Compliance with Reporting and Posting Requirements. Failure to submit reports and other information mandated in the Special and General Provisions of this Act shall render the head of the concerned agency and other responsible officers liable to appropriate administrative charges.

Failure to post information on the official website of the concerned agency as mandated in the Special and General Provisions of this Act shall likewise render the head of agency and the agency’s web administrator or his/her equivalent liable to appropriate administrative charges.

Sec. 104. Submission of Post 2019 Budget Status. The DBN shall submit to the Speaker of the House of Representatives, the President of the Senate of the Philippines, the House Committee on Appropriations and the Senate Committee on Finance a post 2019 budget status report not later than May 31, 2020. The report shall indicate a brief accomplishment on all programs, activities, and projects of agencies of the government as reflected in this Act and including specific activities or projects funded from lump-sum appropriations and special purpose funds.

The DBM shall post the said report on its website. The heads of the agencies and the agencies’ web administrators or their equivalent shall be responsible for ensuring that the portion of the status report pertinent to them are likewise posted on their respective websites.

Sec. 105. Transparency in Infrastructure Projects. All agencies of the government shall post the following on their respective websites, within the period indicated:

(a)

The project title, location and detailed description; detailed estimates in arriving at the Approved Budget for the Contract; and winning contractor and the detailed estimates of the bid as awarded, within thirty (30) calendar days from entering into contract;

(b)	Start of construction; target date of completion; completion rate; project status; in case of delay, state the reason/s;

(c)	Source of fund; implementing office, responsible official, contact number and email address; and

(d)	The detailed actual cost of the project; and variation orders issued, if any, within thirty (30) calendar days from the issuance of a certificate of completion.

The heads of the agencies and web administrators or their equivalent shall be responsible for ensuring compliance with this Section.

Sec. 106. Transparency Seal. To enhance transparency and enforce accountability, all agencies of the government shall maintain a Transparency Seal to be posted on their websites. The Transparency Seal shall contain the following: (i) the agency’s mandates and functions, names of its officials with their position and designation, and contact information; (ii) approved budgets and corresponding targets, immediately upon approval of this Act; (iii) modifications made pursuant to the general and special provisions in this Act; (iv) annual procurement plan/s and contracts awarded with the winning supplier, contractor or consultant; (v) major activities or projects categorized in accordance with the 0+10 point socioeconomic agenda and their target beneficiaries; (vi) status of implementation, evaluation or assessment reports of said programs or projects; (vii) Budget and Financial Accountability Reports; (viii) Final People’s Freedom to Information (FOI) Manual signed by head of agency, Agency Information Inventory, 2017 and 2018 FOI Summary Report, and 2017 and 2018 FOI Registry; and (ix) annual reports on the status of income authorized by law to be retained or used and be deposited outside of the National Treasury, which shall include the legal basis for its retention or use, the beginning balance, income collected and its sources, expenditures, and ending balance for the preceding fiscal year.

The heads of the agencies and their web administrators or their equivalent shall be responsible for ensuring compliance with this Section.

The DBM shall post on its website the status of compliance by all agencies of the government.

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Sec. 107. Joint Congressional Oversight Committee on Public Expenditures. The Senate and the House of Representatives shall constitute a Joint Congressional Oversight Committee on Public Expenditures which shall primarily monitor compliance by agencies with the requirements or conditions in the utilization of public funds under this Act and pertinent laws.

The Joint Congressional Oversight Committee shall be co-chaired by the Chairperson of the Committee on Finance of the Senate and the Chairperson of the Committee an Appropriations of the House of Representatives. The President of the Senate and the Speaker of the House of Representatives shall each designate seven (7) Senators and seven (7) members of the House of Representatives, respectively, as members of the Joint Congressional Oversight Committee. The minority group in the Senate and the House of Representatives shall each have at least one (1) seat in the Joint Congressional Oversight Committee.

The Joint Congressional Oversight Committee on Public Expenditures shall not intervene, participate, or undertake any role or function in any of the various post-enactment stages of the budget execution, such as, but not limited to, project identification or modification, fund releases, and other activities beyond its congressional oversight functions as defined under applicable laws or jurisprudence.

Sec. 108. Exemption from Garnishment, Levy and Execution. Any court, agency or office is hereby cautioned to garnish, or subject to levy and execution all public funds, especially the amounts appropriated under this Act.

Sec. 109. Separability Clause. If for any reason, any section or provision of this Act is declared unconstitutional or invalid, other sections or provisions which are not affected thereby shall continue to be in full force and effect.

Sec. 110. Effectivity. The provisions of this Act, detailed in Volume Numbers I-A, I-B and II, including Annexes shall take effect on January One, Two Thousand and Nineteen, unless otherwise provided herein.

Approved, with reference to my attached annotation,

VICENTE C. SOTTO III President of the Senate	GLORIA MACAPAGAL-ARROYO Speaker of the House of Representatives

This Act which originated from the House of Representatives was passed by the House of Representatives and the Senate of the Philippines on February 8, 2019. ‘

MYRA MARIE D. VILLARICA Secretary of the Senate	DANTE ROBERTO P. MALING Acting Secretary General of the House of Representatives

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March 26, 2019

PRESIDENT RODRIGO ROA DUTERTE

President of the Philippines

Malacañang, Manila

Mr. President:

I affix my signature with strong reservations. My attestation is limited only to those items approved by the Bicameral Conference Committee and ratified by both Houses of Congress. In particular, it is my view that it is unconstitutional that ₱75 billion worth of programs/projects under the Local Infrastructure Program of the Department of Public Works and Highways was funded through internal realignments, after the Bicameral Conference Committee Report was ratified by realigning cuts from (i) Organizational Outcome 1 (Asset Preservation Program, Network Development Program, and Bridge Program), and (ii) Organizational Outcome 2 (Flood Management Program and Convergence and Support Program).

Attached as Annex 1 is the list of ₱95 billion worth of programs/projects which include the ₱75 billion programs/projects funded from said realignments.

The President may wish to consider disapproving these unconstitutional realignments, pursuant to his constitutional power to veto particular items in the General Appropriations Bill.

Room 606, GSIS Building, Financial Center, J.W. Diokno Ave., Pasay City, Philippines 1300

Tel. no.: +63 552 6601 local 6502-05 • Direct Line: (02) 804-0270 • Email: os_sotto@yahoo.com

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PRESIDENT’S VETO MESSAGE

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THE HONORABLE SPEAKER

LADIES AND GENTLEMEN OF

THE HOUSE OF REPRESENTATIVES

By the power vested in me by the Constitution, I sign into law Republic Act (RA) No. 11260, the General Appropriations Act (GAA) for Fiscal Year (FY) 2019, entitled “AN ACT APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY-ONE, TWO THOUSAND AND NINETEEN AND FOR OTHER PURPOSES.”

The FY 2019 GAA is the fruit of separate efforts built on a shared mission of the Executive and Legislative Departments to craft a National Budget for the Republic of the Philippines. The purpose of this crucial piece of legislation is to build upon the progress we have attained thus far in pursuing the Filipino people’s dream of a strongly rooted, comfortable, and secure life. In recent years, this shared mission has propelled the country into one of the fastest growing economies in Asia.

Challenges still appear on the horizon, but rather than seeing them as obstacles on our journey forward, we choose to take them as opportunities to make our country and our people stronger.

With this approved National Budget of PhP3.662 Trillion for FY 2019, we will continue to strengthen the framework of our economy, ensure peace and security on our lands and seas, and provide efficient public services that every Filipino deserves.

Aligned with our blueprints for progress, we continue to fund programs, activities, or projects that give every Filipino the opportunity to pursue a secure, comfortable, and productive life. These ensure that our people continue to benefit from the country’s robust economic growth, not just in one region or island but throughout the entire archipelago.

We are humbled with the help and support that the Filipino people continue to extend to our leadership. It is because of them that we have not wavered. In fact, they inspire us in our work and we pledge yet again our wholehearted commitment to serve them. Therefore, I urge the Congress to continue our partnership in our nation-building efforts as there is still much work to be done. With our perseverance and creativity, the Philippines will surely be a better place, and we Filipinos, a better people.

THE PRESIDENT OF THE PHILIPPINES

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I.	GENERAL COMMENTS

In our desire to ensure the timely enactment of the FY 2019 proposed Budget, we submitted it to Congress at the very first opportunity. The Constitution states that any proposed budget shall be submitted to Congress within thirty days from the opening of its regular session. As what we did in 2017, we submitted the proposed Budget for FY 2019 to the Congress on the day of the State of the Nation Address, or the very day Congress opened its regular session. To achieve this, a lot of hard work was required from our public servants. Allow me, therefore, to commend our valuable workforce for the dedication and discipline they have demonstrated throughout the budget process.

Admittedly, the passage of the FY 2019 Budget was not as smooth as we had hoped for. But we can look back at this experience positively if we choose to see certain delays as a manifestation of our legislators’ commitment to the exercise of the power of the purse for the common good.

Thus, we remain steadfast and optimistic. With massive spending for economic and social services, our development pursuits will be sustained. We are ushering in the country’s golden age of infrastructure as we aggressively build our infrastructure assets. We are also advancing our human capital, our biggest asset, in recognition of our people’s valuable role in nation-building as efficient and productive members of our society. To sustain our growth targets, we remain prudent in our financing program.

Consistent with the foregoing aspirations and in the faithful exercise of my Office and due fidelity to my oath, I will not tolerate attempts to circumvent the Constitution or any other action that will prejudice the Filipino people whom I serve. Accordingly, I hereby exercise my constitutional duty and register the following actions in this year’s GAA:

II.	DIRECT VETO

Any provision introduced in this Budget which does not relate to a particular appropriation or those which seek to amend the Constitution and existing laws have no place in the GAA as these are considered ‘rider’ provisions, and therefore, must be subjected to direct veto. Likewise, items of appropriation that are not consistent with the programmed priorities are hereby vetoed.

A.	GENERAL AND SPECIAL PROVISIONS

(1) I veto the use of income under Department of Labor and Employment (DOLE)-National Labor Relations Commission (NLRC), Special Provision No. 1, “Use of Income,” Volume I-A, page 1045, inasmuch as there is nothing in Republic Act (RA) No. 9347, the law governing the NLRC, which authorizes the use of its income. Further, the funding requirements for the regular operations of the NLRC are already fully provided under its budget.

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Under existing budgeting laws, policies, and rules and regulations, all income of agencies shall accrue to the General Fund of the National Government, unless authorized by a substantive law. Consequently, all income shall constitute an integral part of the revenue and financing sources of the National Government. Hence, including a special provision which authorizes an agency to use its income will effectively reduce the financing sources of this year’s GAA, and at the same time, unjustifiably increase the appropriations of said agency.

(2) Worth noting are provisos in the special provisions on the implementation of projects by the Department of Agriculture, Department of Public Works and Highways (DPWH), Department of Trade and Industry and other agencies concerned under Item b (iii), Allocations to Local Government Units (ALGU)-Special Shares of LGU in the Proceeds of National Taxes, Special Provision No. 3, “Shares in Excise Taxes from Locally Manufactured Virginia-type Cigarettes,” Volume I-B, page 888, and Item b (iii), ALGU-Special Shares of LGU in the Proceeds of National Taxes, Special Provision No. 4, “Shares in Excise Taxes from Burley and Native Tobacco Products,” Volume I-B, page 888, which I directly veto as these provisos contravene the express provisions of RA No. 7171 and RA No. 8240, as amended by RA No. 10351, which specifically mandate the local government units (LGUs), not national government agencies (NGAs), to implement the programs and projects under said laws.

(3) Inasmuch as the implementation of maternal and child health projects is the responsibility of the Department of Health (DOH) as provided under RA No. 11148, I am forced to directly veto Item (ix), ALGU-Local Government Support Fund (LGSF), Special Provision No. 1, “Assistance to Municipalities,” Volume I-B, page 891, ALGU-LGSF Special Provision No.2, “Assistance to Cities,” Volume I-B, page 891, and Item (f), ALGU-LGSF Special Provision No. 5, “Other Financial Assistance to Local Government Units,” Volume I-B, page 892, insofar as these provisions authorize the use of the LGSF for maternal and child health projects.

(4) I am obliged to veto Section 96, General Provisions, “Cost of Devolved Health Services of Local Government Units (LGUs),” Volume I-B, page 946, as this provision will effectively reduce the mandated allocation of internal revenue allotment (IRA) shares of LGUs, thereby impairing the Constitutional prescription on equitable IRA shares of LGUs in national taxes. Pursuant to Section 284 of RA No. 7160 (Local Government Code of 1991), it is only in the first year of the effectivity of such law that the IRA of LGUs shall include the cost of devolved functions for essential public services.

(5) I directly veto Section 91, General Provisions, “Collection of Fees in Relation to the Retention or Reacquisition of Philippine Citizenship,” Volume I-B, page 945, which effectively removes the inherent authority of the agencies concerned to assess reasonable fees in the provision of services which is legally based on Section 54, Chapter 12, Book IV of Executive Order (EO) No. 292 (Administrative Code of 1987). To reiterate, the provisions which are intended to amend other laws are considered as inappropriate

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provisions which have no place in an appropriations act, as they are more appropriately dealt with in separate enactments.

(6) I am vetoing Department of Justice (DOJ)-Bureau of Immigration (BI), Special Provision No. 2, “Special Work Permit,” Volume I-A, page 999, in view of Section 42 (a) (33) of Commonwealth Act No. 613, as amended by Presidential Decree No. 524. The intricacies brought about by the influx of foreign workers and immigrants in the country require collaborative efforts of NGAs to regulate alien employment. Thus, it is but imperative that the regulation should be a shared responsibility of the BI and the DOLE.

(7) Pursuant to the provisions of RA No. 10121 or the Philippine Disaster Risk Reduction and Management Act of 2010, I cannot allow the use of the calamity fund for the relief, recovery, reconstruction, and other work or services in connection with natural or human induced calamities which occurred more than two (2) years from the budget year. Hence, I veto National Disaster Risk Reduction and Management Fund, Special Provision No. 1, “National Disaster Risk Reduction and Management Program,” Volume I-B, page 903.

(8) Consistent with the recent veto of the enrolled Senate Bill No. 1976 / House Bill No. 8522 entitled, “An Act to Further Strengthen the Philippine Coconut Authority (PCA), Amending Presidential Decree No. 1468, Otherwise Known as the ‘Revised Coconut Industry Code,’ as amended, and Appropriating Funds Therefor,” I likewise veto Unprogrammed Appropriations (UA), Special Provision No. 15, “Coconut Farmers And Industry Development Fund,” Volume I-B, page 913, for lack of legal basis.

(9) In view of the passage of RA No. 11239 entitled, “An Act Abolishing the Road Board and Providing for the Disposition of the Motor Vehicle User’s Charge Collections, Amending for the Purpose Republic Act No. 8764, Entitled ‘An Act Imposing a Motor Vehicle User’s Charge on Owners of all Types of Motor Vehicles and for Other Purposes,” I hereby veto DPWH-Office of the Secretary (OSEC), Special Provision No. 1, “Special Road Support Fund,” Volume I-B, page 41, DPWH-OSEC, Special Provision No. 2, “Special Road Safety Fund,” Volume I-B, page 41, DPWH-OSEC, Special Provision No. 3, “Special Local Road Fund,” Volume I-B, page 41, and Department of Transportation-OSEC, Special Provision No. 1, “Special Vehicle Pollution Control Fund,” Volume I-B, page 436, inasmuch as said provisions are no longer relevant.

(10) I am also constrained to directly veto those provisions which effectively hamper the performance of my official duties as the head of the Executive branch. Hence, the prohibition provided under UA, Special Provision No. 17, “Prohibitions Against the Use of Unprogrammed Appropriations,” Volume I-B, page 913, is hereby vetoed as it limits the power of the President, as chief architect of foreign policy, to enter into loan agreements consistent with Section 20, Article VII of the Constitution.

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(11) Item (g), Section 52, General Provisions, “Authorized Deductions,” Volume I-B, page 937, which includes obligations to “financing companies and other similar entities that have authority to engage in lending and mutual benefits or mutual aid system as stated in their respective constitutions and by-laws approved by government regulating bodies” among authorized deductions, is hereby vetoed for lack of legal basis.

(12) Section 66, General Provisions, “Impoundment of Appropriations,” Volume I-B, page 940, which provides that the inaction of Congress within thirty (30) session days from receipt of an impoundment proposal is considered as disapproval thereof is not acceptable, thus, hereby vetoed, as this is inconsistent with the authority granted to the President to suspend or stop further expenditure of funds, subject to Section 38, Chapter 5, Book VI of EO No. 292.

B.	ITEMS OF APPROPRIATION

It bears emphasis that there are items of appropriation under the DPWH which are not within the programmed priorities. As such, they are hereby subjected to direct veto. Said vetoed items of appropriation listed in Annex A hereof, in the total amount of ₱95,374,241,000, are marked accordingly in the Details of DPWH’s Programs/Projects, Annex of the FY 2019 GAA.

III.	CONDITIONAL IMPLEMENTATION

In order to faithfully execute the provisions of this Act pursuant to my avowed Constitutional mandate, I subject the implementation of the following provisions to certain conditions specified herein to ensure conformity with existing laws, policies, and rules and regulations.

A.	COMPLIANCE WITH THE REQUIREMENTS OF EXISTING LAWS, POLICIES, AND RULES AND REGULATIONS

(1)	Allowance and Benefits of Teachers and Creation of Teaching Positions

I share the noble intention of the Congress to provide additional allowances and benefits to our public school teachers. It is understood, however, that the implementation of Department of Education (DepEd)-OSEC, Special Provision No. 10, “Medical Examination for Public School Teachers,” Volume 1-A, page 193, shall be subject to RA No. 11223 (Universal Health Care Act) and its implementing rules and regulations.

Likewise, DepEd-OSEC, Special Provision No. 11, “Transportation and Teaching Aid Allowance for ALS Mobile Teachers, District ALS coordinators (DALSCS) and Literacy Volunteers,” Volume 1-A, page 193, shall be implemented subject to the rules on the grant of special hardship allowance and cash allowance, and the proscription against double compensation.

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Let me also recognize and appreciate the sacrifices of our teachers in their daily struggle to reach remote communities to provide education. This leads to a realization that teaching is not a mere profession or work, but is a commitment. Accordingly, the Magna Carta for Public School Teachers entitles teachers exposed to hardship to Special Hardship Allowances. In this regard, the implementation of DepEd-OSEC, Special Provision No. 7, “Special Hardship Allowance,” Volume I-A, page 193, shall be subject to guidelines issued jointly by the Department of Budget and Management (DBM) and the DepEd.

On the other hand, the creation of teaching positions under DepEd-OSEC, Special Provision No. 13, “Creation of Teaching Positions, Recruitment and Appointment of Teachers,” Volume I-A, page 193, shall be subject to the approval of the DBM consistent with its mandate to ensure organizational effectiveness and to administer the compensation and position classification system.

Moreover, the implementation of Miscellaneous Personnel Benefits Fund, Special Provision No. 3 “Implementation of National Budget Circular (NBC) No. 461,” Volume I-B, page 899, shall be subject to the guidelines to be issued jointly by the DBM and the Commission on Higher Education (CHED).

(2)	Construction of Evacuation Centers

The design and construction of government facilities in the implementation of DPWH-OSEC, Special Provision No. 19, “Green Evacuation Centers,” Volume I-B, page 43, must conform to the standards and requirements under the National Building Code, as amended, the Philippine Green Building Code, the latest edition of the National Structural Code of the Philippines, and other applicable laws, policies, rules, and regulations.

The DPWH shall further take into consideration the Climate Risk Information and Green Building Standards in the design, construction, completion, and repair of government facilities, in order to improve building performance efficiency and resilience against man-made or natural calamities, while minimizing the negative impact of these activities on human health and the environment. Likewise, government structures must be sustainable, and should maximize the utilization of renewable natural resources, such as sunlight, rain water, and natural ventilation.

(3)	Funding for Foreign-Assisted Projects

Considering that the UA is a standby authority to incur additional obligations for priority programs, activities or projects, the identification of the specific foreign-assisted projects (FAPs) which are still under negotiation in UA, Special Provision No. 4, “Support to Foreign-Assisted Projects,” Volume I-B, page 911, shall not limit the President in negotiating other foreign loan agreements in consonance with Section 20, Article VII of the Constitution.

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PRESIDENT’S VETO MESSAGE

Accordingly, the release of funds chargeable against Purpose No. 3 of the UA shall be subject to the submission of a Special Budget pursuant to Section 35, Book VI of EO No. 292, and the approved loan agreement. Moreover, any changes in the project title, scope, or amount of the FAPs shall further be subject to the appropriate approval in accordance with existing guidelines.

(4)	Revolving Fund

I hereby place DOJ-Bureau of Corrections (BuCor), Special Provision No.1, “Revolving Fund for Agro-lndustrial Products,” Volume I-A, page 994, under conditional implementation to ensure compliance with the requirements under the pertinent general provision on revolving fund. Only receipts of government agencies from business-type activities may be constituted into a revolving fund and shall be made available for specified purpose/s. Indubitably, the issuance of clearances and certifications by the BuCor is an integral part of its mandate, thus, it is not among the business-type activities contemplated to constitute a revolving fund.

(5)	Lump-sum Appropriations for Capital Outlays

In the pursuit of the Golden Age of Infrastructure in the Philippines, this Administration has maintained the acceleration of the country’s infrastructure spending. As I embark on the second half of my term, I remain true to the goal of vigorously pursuing the “Build Build Build” program, in accordance with existing laws, policies, rules and regulations. Hence, to cut red tape, and in accordance with the ease of doing business law which aims to simplify and expedite government transactions, all releases from lump-sum appropriations for capital outlays as provided under Section 69, General Provisions, “Lump-sum Appropriations,” Volume I-B, page 941, shall instead be specifically governed by the applicable special provisions in this Act.

B.	EFFICIENCY IN THE USE OF PUBLIC FUNDS

The succeeding provisions are placed under conditional implementation to optimize the use of public funds and avoid duplication of funding sources.

(1)	Financial Assistance to LGUs

The financial assistance under Items (d) and (e), ALGU-LGSF, Special Provision No. 5, “Other Financial Assistance to Local Government Units,” Volume I-B, page 892, shall be used only for priority development programs and projects of LGUs which comply with the requirements provided in the guidelines to be issued jointly by the DBM and the Department of the Interior and Local Government (DILG).

Moreover, the financial assistance for the repair, rehabilitation, and improvement of bridges under ALGU-LGSF, Special Provision No. 3,

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“Conditional Matching Grant to Provinces for Road and Bridge Repair, Rehabilitation and Improvement,” Volume I-B, page 892, shall be limited to those that form part of the road network or within the station limits of the road project, consistent with the objective of upgrading provincial roads. Further, the programs and projects funded under these special provisions shall comply with related laws and DBM guidelines issued for the purpose.

(2)	Funding Requirements of the Philippine Foreign Service

The government remains committed in protecting the interest of Filipinos abroad through our foreign service posts. In order to provide continuous delivery of services, foreign service posts are authorized to retain their foreign currency earnings as working fund under Department of Foreign Affairs (DFA)-OSEC, Special Provision No. 1, “DFA Working Fund,” Volume I-A, page 854. Said authority shall be subject to the appropriations authorized in this Act, consistent with Section 29 (1), Article VI of the Constitution which provides that no money shall be paid out of the Treasury except in pursuance of an appropriation made by law, as well as the cash disbursement ceiling imposed by the DBM, and other applicable guidelines.

Likewise, the DFA Secretary is authorized to use the proceeds of tax refunds due the foreign service posts to cover payment of their operating expenses under DFA-OSEC, Special Provision No. 7, “Tax Refund(s) of Foreign Service Posts,” Volume I-A, page 855. It is understood, however, that the use of said tax refund proceeds shall follow the rules on modification in the allotment or use of savings, as the case may be.

In like manner, the lease agreements under DFA-OSEC, Special Provision No. 5, “Rentals of Philippine Chanceries, Consular Offices and Embassy or Official Residences,” Volume I-A, page 855, shall comply with the rules on advance payment of rentals, as well as on the appropriate use of living quarters allowance.

(3)	Provision of Salaries under the Assistance to Indigent Patients

As the State gives paramount importance to medical care, the funding requirements for personnel services for health and allied workers in the national government are already fully provided under the budget of the agencies concerned. Hence, the use of funds under the DOH-OSEC, Special Provision No. 7, “Assistance to Indigent Patients,” Volume I-A, page 876, for the salaries of personnel shall in no case contravene the proscription against double compensation and the grant of unauthorized allowances and benefits.

(4)	Double Programming of Funding Source

Inasmuch as sufficient funds for the requirements of the Dangerous Drugs Board (DDB) are already provided under this Act, the implementation of Other Executive Offices (OEOs)-DDB, Special Provision No. 1, “Collections for Drug Rehabilitation Activities,” Volume I-B, page 555,

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shall be conditioned upon the generation of collections in excess of those forming part of the revenue sources programmed for the FY 2019 GAA.

(5)	Allocation of Maintenance and Other Operating Expenses to Lower Courts

To promote the financial independence of lower courts from local interference, I place The Judiciary-Supreme Court of the Philippines and the Lower Courts, Special Provision No. 7, “Maintenance and Other Operating Expenses of Lower Courts,” Volume I-B, page 739, under conditional implementation, respectfully urging the Supreme Court to automatically and fully release the maintenance and other operating expenses to all lower courts.

(6)	Government Internship Program

In order to properly implement the Government Internship Program, DOLE-OSEC, Special Provision No. 3, “Government Internship Program,” Volume I-A, page 1024, shall be subject to the guidelines to be issued by the DOLE.

(7)	Tertiary Education Subsidy

The passage of RA No. 10931 or the Universal Access to Quality Tertiary Education Act is indeed a laudable achievement under this Administration which completes the provision of free quality education for every Filipino up to the tertiary level. Consequently, the provision of a separate tertiary education subsidy under OEOs-CHED, Special Provision No. 3, “Universal Access to Quality Tertiary Education,” Volume I-B, page 545, shall be subject to the guidelines to be issued jointly by the CHED and the DBM in order to promote the efficient utilization of all funds intended for the rational implementation of the scholarship program of the government.

C.	PROTECTION TO GOVERNMENT EMPLOYEES

I note that all government agencies are authorized to collect reasonable fees for the services they render, and generally, all fees collected shall be deposited with the National Treasury as income of the General Fund, pursuant to Section 44, Chapter 5, Book VI of EO No. 292 and Section 65 of Presidential Decree No. 1445. By way of exception, DOJ-BI, Special Provision No. 1, “Immigration Fees and Collections,” Volume I-A, page 999, provides that express lane fees and charges collected by the BI shall be deposited in a special trust fund account in a government bank. This is to recognize the efforts put forth by the BI in securing our national borders, and to motivate them to improve further. It is understood, however, that the implementation of this provision shall be subject to the provisions of Office of the President Memorandum Order No. 24, s. 2018 and subsequent issuances for the purpose. Further, the said special trust fund shall be deposited in a government bank for the account of the National Treasury.

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In the same vein, the special duty allowance provided under Office of the Vice President (OVP), Special Provision No. 1, “Special Duty Allowance for the Vice Presidential Security Detachment,” Volume I-A, page 22, is a recognition of the services rendered by the said detachment to the OVP and is intended to defray the expenses incurred in the delivery of said services. Nevertheless, the implementation of this provision shall be subject to the guidelines to be issued by the DBM on the criteria and other conditions for the grant of said allowance.

Further, I am placing under conditional implementation Items (b) to (f), Section 52, General Provisions, “Authorized Deductions,” Volume I-B, page 937. While I recognize the advantage afforded to government employees in authorizing agencies to deduct the amount of their contributions and obligations to financing institutions, the government should not be reduced to a collecting agent of these institutions. As such, I hereby task all government agencies to leverage the accommodation given to these financing institutions in order to secure the most favorable terms possible to uphold the rights and promote the interests of all public servants.

D.	SHARED FISCAL RESPONSIBILITY

I hereby urge the Congress to foster improved performance in the management and expenditure of the public funds allocated to it. As mandated, and based on sound and transparent fiscal management, these allocations shall be disbursed only for purposes authorized in this Act and within the validity period of the appropriations. In this regard, I am placing under conditional implementation Congress of the Philippines, Special Provision No. 6, “Availability of Appropriations and Cash Allocations,” Volume I-A, page 15, to emphasize the applicability of the one-year validity of all the appropriations authorized in the FY 2019 GAA, as prescribed under Section 65, General Provisions of the same Act.

E.	SUBMISSION OF QUARTERLY FINANCIAL AND PHYSICAL REPORTS

In relation to Section 102, General Provisions, “Quarterly Financial and Physical Reports,” Volume I-B, page 947, it is emphasized that it is the responsibility of departments, bureaus, offices, and instrumentalities of the National Government to submit to Congress their reports on obligations and disbursements by program, activity, or project. On the other hand, the DBM shall prepare and submit reports on appropriations and releases. Accordingly, it is understood that the submission of consolidated reports by the DBM is limited to the information provided by the departments, bureaus, offices, and instrumentalities of the National Government.

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IV.	GENERAL OBSERVATION

With a national budget designed to help spur faster overall economic growth and lift more Filipinos out of poverty, I now express my perspective on how the directives in certain special provisions will be implemented.

A.	MONITORING AND EVALUATION OF ASSISTANCE TO LGUs

The performance of the DILG in overseeing the implementation of projects and activities of LGUs deserves to be underscored. As such, the DILG-OSEC is allowed to use funds under Item (b), DILG-OSEC, Special Provision No. 4, “Monitoring and Evaluation of Assistance to LGUs,” Volume I-A, page 925. However, it is understood that the conduct of the monitoring and evaluation of the projects by the DILG under the Conditional Matching Grant to Provinces for the Road Repair, Rehabilitation and Improvement shall be limited to provinces, as listed in the Annex of the FY 2019 GAA.

B.	ORGANIZATIONAL STRUCTURE

As in previous years, I trust that the Congress shall implement Congress of the Philippines, Special Provision No. 2, “Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments,” Volume I-A, page 15, in compliance with the salary standardization laws and other existing and relevant rules, including the rules on the creation of new positions and other modification or adjustments in the Personnel Services itemization, as well as observe the scrap and build policy for any modification in their Organizational and Staffing Structure, and to uphold the policy set forth under Section 8, Article IX-B of the Constitution, proscribing the payment of additional compensation.

V.	CASH BUDGETING

I have noted that in past years from 2014 to 2016, there were significant gaps between the actual expenditure outturns and the annual appropriations. The dismal spending of agencies translated to billions of pesos of delayed and foregone public services which should have been delivered to the general public. This is unacceptable given my Administration’s commitment to the Filipino people that they will reap, as soon as possible, the benefits of the taxes they have paid.

Concomitantly, let me emphasize that pursuant to the Administrative Code of 1987, I shall mandate the implementation of an operational cash budget for FY 2019 to ensure the availability of cash resources for priority development projects, and speed up the delivery of public services.

Nevertheless, in view of the delayed passage of the FY 2019 GAA and the election ban in connection with the conduct of the May 13, 2019 national and local

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elections, we will allow the implementation of, and payment for infrastructure projects to extend until December 31, 2020, provided that the funds for the purpose are obligated not later than December 31, 2019 in accordance with Section 65, General Provisions of this Act. This rule shall likewise cover subsidies given to government-owned or -controlled corporations (GOCCs) for infrastructure projects.

VI.	FUND RELEASES MADE PRIOR TO THE APPROVAL OF THIS ACT

Inasmuch as we have been operating under a re-enacted budget from January 1, 2019, particularly RA No. 10964, the FY 2018 GAA as re-enacted, pursuant to Section 25 (7), Article VI of the Constitution, fund releases to departments, bureaus, and offices of the NGAs, including Constitutional offices enjoying fiscal autonomy, State Universities and Colleges and GOCCs, shall be considered as advance releases to be offset against their corresponding appropriations under this Act.

VII.	INCREASES OF APPROPRIATIONS AND NEW BUDGETARY ITEMS

I finally noticed that there are increases and new budgetary items introduced in this Act by Congress. Corollary thereto, said increases and new items have corresponding effects in the respective outputs and outcomes of the agencies concerned. Hence, the DBM shall inform the agencies of the changes in their respective appropriations and require the submission of their revised performance targets, among others.

Moreover, it must be stressed that these increases and new budgetary items shall be subject to the National Government’s cash programming and prudent observance of responsible fiscal management, and to applicable rules and procedures during budget execution.

VIII.	CLOSING STATEMENTS

Our story began with the people’s clamor for real and lasting change. We heeded that call. We have introduced crucial reforms throughout the bureaucracy to ensure the efficient and effective delivery of programs, projects, and public services for the Filipino people. This is demonstrated by our move to further enhance our budgeting system to build greater transparency, accountability, and fiscal discipline.

Allow me to take this opportunity to emphasize that the hard-earned money of our people must be used to improve the condition of our country and their overall welfare. I have said this before and I will say it again – I will not tolerate corruption in my Administration. Our positions should never be used for personal gain; otherwise, we are not worthy of the offices we hold. As public officials, we must honor our offices and the Filipino people whom we serve.

As we are nearing the end of the first half of this Administration, I believe we have come a long way in instilling a culture of action within the government. This is crucial to rekindling the people’s trust in the government. We have shown our people

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that when action is paired with strong political will, we can truly deliver on our promises. Results may not always be immediate, but if our efforts are sustained, we will eventually reap the fruits of our hard work.

Our FY 2019 Budget is a reflection of our vision for the Philippines and for the Filipino people. Their dreams are mine – and yours as well. With this, I call on everyone to continue working together and make sure that every peso of this Budget is well spent.

Very truly yours,

Copy furnished:

Sen. Vicente C. Sotto III

Senate President

The Philippine Senate

Pasay City

Sec. Adelino B. Sitoy

Head

Presidential Legislative Liaison Office

2/F New Executive Bldg.

Malacañang, Manila

APRIL 29, 2019	OFFICIAL GAZETTE	969
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
GENERAL ADMINISTRATION AND SUPPORT	350,000,000

Central Office	350,000,000

Funding for Land Acquisition and related expenses for the National Government Center	350,000,000

SUPPORT TO OPERATIONS	460,000,000

a. Feasibility Study / Pre-Feasibility Study / Preliminary and Detailed Engineering	100,000,000

National Capital Region	100,000,000

Central Office	100,000,000

17. Regionwide/Nationwide	100,000,000

a. Roads and Bridges	100,000,000

10. Conduct of Feasibility Studies/ Preliminary and Detailed Engineering/ Economic Analysis/ Technical Studies/ Traffic Impact Assessment	100,000,000

m. Region XI	100,000,000

7. Feasibility studies to provide detailed engineering/technical specifications - Davao City	100,000,000
b. Payments of Right-Of-Way (ROW)	360,000,000

National Capital Region	360,000,000

Central Office	360,000,000

12. Resettlement and Land/Right of Way Acquisition Costs - RXI Davao City, Catalunan Grande-Mintal Road, C.P. Garcia Highway, McArthur Highway, Quirino Avenue, Maharlika Highway, quimpo Boulevard, Poblacion, Roxas Avenue, Ma-a Road, J.P. Laurel Avenue, Davao-Buikdnon Road, Davao City	300,000,000
13. Urban Resettlement Program, Resettlement and Land//Right of Way Acquisition/Consulting Services/Civil/Infra Works-Region XI, Davao City	60,000,000

OPERATIONS	94,564,241,000

LOCAL PROGRAM	94,564,241,000

Buildings And Other Structures	10,503,290,000

School Buildings	75,700,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure Including Local Projects	75,700,000

Region III	50,000,000

Bataan 2nd District Engineering Office	40,000,000

Construction of School Building, Bataan Peninsula State University (BPSU), Bataan	40,000,000
Pampanga 2nd District Engineering Office	10,000,000

Rehabilitation/Improvement of San Roque Arbol Elementary School, Brgy. San Roque Arbol, Lubao, Pampanga	10,000,000
Region XI	25,700,000

Davao del Norte District Engineering Office	25,700,000

Construction of 1 Classroom Bldg. at Pag-asa ES, Pag-asa, Kapalong, Davao del Norte	950,000

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PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of 1 Classroom for Reading Clinic, Tlburcla, Kapalong, Davao del Norte	950,000
Construction of 2 Unit Classroom at Luna ES, Luna, Kapalong, Davao del Norte	1,400,000
Construction of Classroom Bldg. for Semong and Bunawan Elementary School, Kapalong, Davao del Norte	10,000,000
Construction of Two (2) Units Six (6) Classroom Building, Asuncion, Davao del Norte	9,000,000
Construction of Two Classroom Bldg. at VY Tamondong ES, Manikl, Kapalong, Davao del Norte	1,700,000
Rehabilitation of 2 Classroom Bldg. at Pag-asa ES, Pag-asa, Kapalong, Davao del Norte	1,700,000
Multipurpose / Facilities	10,427,590,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	10,427,590,000

National Capital Region	8,002,800,000

Central Office	7,230,000,000

Completion of Provincial Capitol, Brgy. Lais, Davao Occidental	500,000,000
Construction of CEZA Commercial Center, Sta. Ana, Cagayan	300,000,000
Construction of Convention Center, Capitol Compound, Balanga City, Bataan	300,000,000
Construction of Davao Oriental Sports Complex, Davao Oriental	350,000,000
Construction of Governor Generoso Gymnasium, Davao Oriental	60,000,000
Construction of Hospital Bldg., Jose Abad Santos Hospital, Manila	25,000,000
Construction of Multi-Purpose Building (Central Terminal Hub for MRT 7 Depot) Phase I. San Jose del Monte City, Bulacan	100,000,000
Construction of Multi-Purpose Building (Convention Hall with Multipurpose Gymnasium), Tarlac City, Tarlac	100,000,000
Construction of Multi-purpose Building (expansion of Bulwagan ng Karunungan), Capitol, Asuncion, Davao del Norte	150,000,000
Construction of Multi-Purpose Building (Hospital Building at San Miguel District Hospital), San Miguel, Bulacan	60,000,000
Construction of Multipurpose Building (Provincial Coliseum), Brgy. Lais, Davao Occidental	500,000,000
Construction of Multipurpose Building (Public Transport Terminals/Depots), Bunawan/Lasang, Davao City	150,000,000
Construction of Multipurpose Building (Public Transport Terminals/Depots), Calinan, Davao City	150,000,000
Construction of Multipurpose Building (Public Transport Terminals/Depots), Talomo, Davao City	100,000,000
Construction of Multipurpose Building (Public Transport Terminals/Depots), Toril, Davao City	150,000,000
Construction of Multipurpose Building (Sports Center), Brgy. Muzon, Taytay, Rizal	150,000,000

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PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Multipurpose Building (Stadium and Race Track), Brgy. Lais, Davao Occidental	600,000,000
Construction of Multipurpose Building (Traffic Command Center Building), Poblacion, Davao City	200,000,000
Construction of Multi-Purpose Building Coliseum, Davao Del Norte Sports and Tourism Complex, Brgy. Mankilam, Tagum City, Davao Del Norte	600,000,000
Construction of Multi-Purpose Building, Brgy. 76-A, Davao City	130,000,000
Construction of Multi-Purpose Building, CSJDM City College, Brgy. Minuyan Proper, San Jose del Monte City, Bulacan	100,000,000
Construction of Multi-Purpose Building, CSJDM Convention Center, Brgy. Sapang Palay Proper, San Jose del Monte City, Bulacan	100,000,000
Construction of Multi-Purpose Building, Davao City	150,000,000
Construction of Multi-Purpose Facilities, 4 Storey Building of Cooperative Development Authority, Manila Extension Office, Manila	15,000,000
Construction of Multi-Purpose Facilities, New Regional Office of Cooperative Development Authority, Region IV-B	15,000,000
Construction of Pedestrian and PWD Facilities (sidewalks, walkways, waiting sheds, over/underpass or footbridges etc.) Catalunan Grande-Mintal Road, C.P. Garcia Highway, McArthur Highway, Quirino Avenue, Maharlika Highway, quimpo Boulevard, Poblacion, Roxas Avenue, Ma-a Road, J.P. Laurel Avenue, Davao-Bukidnon Road, Davao City	300,000,000
Construction of Provincial Museum, Asuncion, Davao del Norte	150,000,000
Construction of Public Market Building, New Corella, Davao del Norte	95,000,000
Construction of Rosales Multi-Purpose Building, Rosales, Pangasinan	150,000,000
Construction of St. Bernadette Children and Maternity Hospital, Brgy. Graceville (Phase I), San Jose del Monte City, Bulacan	200,000,000
Construction of the Bataan General Hospital and Medical Center (BGHMC) Medical Ward and Intensive Care Unit Building, Balanga City, Bataan	130,000,000
Construction/Expansion of Puerto Princesa Baywalk Project Package I, Puerto Princesa City, Palawan	150,000,000
Construction/Expansion of Puerto Princesa Baywalk Project Package II, Puerto Princesa City, Palawan	150,000,000
Improvement of Asuncion Cultural Sports Center, Asuncion, Davao del Norte	100,000,000
Infrastructure Development of Davao del Norte State College: Carmen Annex Campus, Asuncion, Davao del Norte	150,000,000
Infrastructure Development of Davao del Norte State College: Datu Jose A. Libayao Extension Campus, Asuncion, Davao del Norte	150,000,000
Infrastructure Development of Davao del Norte State College: Island Garden City of Samal Extension Campus, Davao del Norte	150,000,000
Rehabilitation/Retrofitting of Multi-Purpose Building (Existing Piers), Port Irene, Centro, Santa Ana, Cagayan	150,000,000

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PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Repair of Pedestrian and PWD Facilities (sidewalks, walkways, waiting sheds, over/underpass or footbridges etc.) Catalunan Grande-Mintal Road, C.P. Garcia Highway, McArthur Highway, Quirino Avenue, Maharlika Highway, quimpo Boulevard, Poblacion, Roxas Avenue, Ma-a Road, J.P, Laurel Avenue, Davao-Bukidnon Road Davao City	150,000,000
Metro Manila 1st District Engineering Office	177,800,000

Completion for the Construction of Multi-Purpose Building (Justice Hall Extension Building including provision of facilities), Maysilo Circle, Barangay Plainview, Mandaluyong City	10,000,000
Construction of Two (2) Storey Multipurpose Building at Buting E/S Brgy. Buting, Pasig City	5,000,000
Construction of Multipurpose Building, TAO Management, Brgy. Palatiw, Pasig City	5,000,000
Construction of TWO (2) Storey Multipurpose Building, Brgy. Sta Lucia, Pasig City	4,000,000
Construction/Rehabilitation of Multi-Purpose Building, Barangay Barangka Ibaba, Mandaluyong City	5,000,000
Construction of Multipurpose Building PNP Building, (Eastern Police District), Meralco Avenue, Pasig City	50,000,000
Construction of Multipurpose Building, at Afable Brgy. Sagad, Pasig City	5,000,000
Construction of Multipurpose Building, at F. Legaspi Memorial School Brgy. Ugong, Pasig City	4,000,000
Construction of Multipurpose Building, Brgy. Bagong Ilog, Pasig City	7,500,000
Construction of Multipurpose Building, Brgy. Dela Paz, Pasig City	3,500,000
Construction of Multipurpose Building, Brgy. Kapasigan, Pasig City	5,000,000
Construction of Multipurpose Building, Brgy. Palatiw, Pasig City	3,800,000
Construction of Multipurpose Building, Brgy. San Jose, Pasig City	6,500,000
Construction of Multipurpose Building, Brgy. San Miguel, Pasig City	5,500,000
Construction of Multipurpose Building, Brgy. Sta Lucia, Pasig City	7,500,000
Construction of Multipurpose Building, Cantennial Sunrise Brgy. Pinagbuhatan, Pasig City	7,000,000
Construction of Multipurpose Building, Octagon Estate Subdivision Phase I, Brgy Dela Paz, Pasig City	7,000,000
Construction of Multipurpose Building, Octagon Phase III Brgy. Dela Paz, Pasig City	7,000,000
Construction of Multipurpose Building, Rosario Boulevard Brgy. Rosario, Pasig City	6,000,000
Construction of Multipurpose Building, Santos Alipin Brgy. Pinagbuhatan, Pasig City	7,000,000
Construction of Multipurpose Building, Tierra Verde Brgy. Santolan, Pasig City	7,000,000
Rehabilitation of Barangay Hall Building, Brgy. De la Paz, Pasig City	7,500,000
Repair/Rehabilitation of Multi-Purpose Building, Barangay Hagdan Bato Libis, Mandaluyong City	2,000,000

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PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Quezon City 1st District Engineering Office	275,000,000

Construction of Multi-Purpose Building, Barangay Batasan Hills, Quezon City	20,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Kaunlaran, Quezon City	40,000,000
Construction/Improvement of Multi-Purpose Building, Barangay NS Amoranto, Quezon City	50,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Pag-ibig sa Nayon, Quezon City	20,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Pasong Putik Proper, Quezon City	10,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Payatas, Quezon City	20,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Project 6, Quezon City	30,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Ramon Magsaysay, Quezon City	50,000,000
Construction/Improvement of Multi-Purpose Building, Barangay San Antonio, Quezon City	35,000,000
Quezon City 2nd District Engineering Office	320,000,000

Completion of Multi-Purpose Building Flora Ylagan High School, Barangay Pinyahan, Quezon City	12,000,000
Construction of 3 Storey Multi-Purpose Building with Gymnasium, Krus na Ligas High School, Barangay Krus na Ligas, Quezon City	50,000,000
Construction of Multi-Purpose Building Phase 2, Barangay Teahers Village East, Quezon City	8,000,000
Construction/Improvement of Multi-Purpose Building (Galas Public Market) Phase 2, Barangay San Isidro Galas, Quezon City	20,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Bahay Bagong Pag- asa. Quezon City	30,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Bahay Toro, Quezon City	50,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Commonwealth, Quezon City	20,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Doña Imelda, Quezon City	40,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Manresa, Quezon City	30,000,000
Construction/Improvement of Multi-Purpose Building, Barangay San Isidro Galas, Quezon City	15,000,000
Construction/Improvement of Multi-Purpose Building, Barangay Sto. Niño, Quezon City	15,000,000
Rehabilitation of Multi-Purpose Building, M.H, Del Pilar Elementary School, Brgy. Kamuning, Quezon City	5,000,000
Repair/Improvement of Multi-Purpose Building SB Negotech Building, Barangay Tatalon, Quezon City	10,000,000
Repair/Rehabilitation of Multi-Purpose Building (TESDA-QC), Barangay Doña Imelda, Quezon City	10,000,000

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PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Repair/Rehabilitation of Multi-Purpose Building, Barangay Pinagkaisahan, Quezon City	5,000,000
Region I	153,000,000

Pangasinan 4th District Engineering Office	153,000,000

Completion of Barangay Hall, Brgy. Lokeb Norte, Malasigui, Pangasinan	1,000,000
Completion of Multi-Purpose Building (Barangay Hall) Brgy. Asin Este, Malasiqui, Pangasinan	3,000,000
Completion of Multi-Purpose Building (Barangay Hall) Brgy. Tobor, Malasiqui, Pangasinan	2,000,000
Completion of Multi-Purpose Building (Day Care Center) Brgy. Tomling, Malasiqui, Pangasinan	2,000,000
Completion of Multi-Purpose Building (Red Cross Building) Brgy. Agdao, San Carlos City, Pangasinan	10,000,000
Completion of Multi-Purpose Building, Brgy. Bolaoit, Malasiqui, Pangasinan	1,000,000
Construction (Completion) of Multi-Purpose Building (Barangay Hall) Brgy. Hermosa, Bayambang, Pangasinan	2,000,000
Construction (Completion) of Multi-Purpose Building (Day Care Center) Brgy. Malioer. Bayambang, Pangasinan	2,000,000
Construction of 2 Storey Multi-Purpose Building (Barangay Hall), Brgy. Guilig, Malasiqui, Pangasinan	2,000,000
Construction of 2 Storey Multi-Purpose Building, Brgy. Calbueg, Malasiqui, Pangasinan	3,000,000
Construction of Health Center, Brqy. Warding, Bayambang, Pangasinan	2,000,000
Construction of Multi-Purpose Building (Covered Court), Balaya Elementary School, Brgy. Balaya, San Carlos City, Pangasinan	5,000,000
Construction of Multi-Purpose Building (Covered Court), Brgy. Balococ, San Carlos City, Pangasinan	5,000,000
Construction of Multi-Purpose Building (Covered Court), Brgy. Nansangaan, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building (Covered Court), Brgy. Salinap, San Carlos City, Pangasinan	5,000,000
Construction of Multi-Purpose Building (Health Center), Brgy. Tampog, Bayambang, Pangasinan	2,000,000
Construction of Multi-Purpose Building at DPWH Pangasinan IV District Office, Sta. Barbara, Pangasinan	10,000,000
Construction of Multi-Purpose Building, Brgy. Abano, San Carlos City, Pangasinan	3,500,000
Construction of Multi-Purpose Building, Brgy. Balite, Malasiqui, Pangasinan	1,000,000
Construction of Multi-Purpose Building, Brgy. Balite, San Carlos City, Pangasinan	5,500,000
Construction of Multi-Purpose Building, Brgy. Bani, Bayambang, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Bawer, Malasiqui, Pangasinan	1,000,000
Construction of Multi-Purpose Building, Brgy. Cabueldatan, Malasiqui, Pangasinan	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	975
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Multi-Purpose Building, Brgy. Coral, Mapandan, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Doyong, San Carlos City, Pangasinan	5,500,000
Construction of Multi-Purpose Building, Brgy. Gatang, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Ican, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Lareg Lareg, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Mabulitec, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Malimpec, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Nancaplan, Malasiqui, Pangasinan	2,000,000
Construction of Multi-Purpose Building, Brgy. Polong Norte, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Polong Sur, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. San Vicente, Bayambang, Pangasinan	5,500,000
Construction of Multi-Purpose Building, Brgy. Taloy, Malasiqui, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Telbang, Bayambang, Pangasinan	5,000,000
Construction of Multi-Purpose Building, Brgy. Viado, Malasiqui, Pangasinan	5,000,000
Construction/Rehabilitation of Multi-Purpose Building (Health Center), Brgy. Talospatang, Malasiqui, Pangasinan	2,000,000
Cordillera Administrative Region	99,500,000

Abra District Engineering Office	99,500,000

Construction of La Paz Convention Center Phase 2, La Paz, Abra	50,000,000
Rehabilitation of La Paz Municipal Hall, La Paz, Abra	49,500,000
Region III	578,500,000

Bataan 2nd District Engineering Office	50,000,000

Renovation of Multipurpose Building (Bataan People’s Center), Bataan	50,000,000
Bulacan 2nd District Engineering Office	376,000,000

Construction of Multi-Purpose Building (Barangay Hall) Phase 2, Barangay Bulusukan, San Ildefonso, Bulacan	1,500,000
Construction of Multi-Purpose Building (Barangay Hall), Barangay Bitungol, Norzagaray, Bulacan	2,500,000
Construction of Multi-Purpose Building (Barangay Hall), Barangay Pulong Tamo, San Ildefonso, Bulacan	2,500,000
Construction of Multi-Purpose Building (Barangay Hall), Barangay Sapang Putik, San Ildefonso, Bulacan	2,500,000
Construction of Multi-Purpose Building (Barangay Hall), Barangay Umpucan, San Ildefonso, Bulacan	2,500,000
Construction of Multi-Purpose Building (Barangay Hall), Pasong Bangkal, San Ildefonso, Bulacan	2,500,000

976	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Multi-Purpose Building (Convention Center), San Miguel, Bulacan	50,000,000
Construction of Multi-Purpose Building (Health Center), Barangay Gabihan, San Ildefonso, Bulacan	2,000,000
Construction of Multi-Purpose Building (Mini-Covered Court), Barangay Sapang Putol, San Ildefonso, Bulacan	2,000,000
Construction of Multi-Purpose Building (PNP Building), San Jose del Monte City, Bulacan	10,000,000
Construction of Multi-Purpose Building (San Jose del Monte City College- Criminology Building) Phase I, Brgy. Minuyan, San Jose del Monte City, Bulacan	50,000,000
Construction of Multi-Purpose Building (San Jose del Monte SPED School) Phase I, Brgy. Minuyan, San Jose del Monte City, Bulacan	30,000,000
Construction of Multi-Purpose Building, Brgy. Bangkal, Norzagaray, Bulacan	2,000,000
Construction of Multi-Purpose Building, Brgy. Batasan Matanda, San Miguel, Bulacan	2,000,000
Construction of Multi-Purpose Building, Brgy. Francisco Homes-Guijo, San Jose del Monte City, Bulacan	3,000,000
Construction of Multi-Purpose Building, Brgy. Francisco Homes-Narra, San Jose del Monte City, Bulacan	3,000,000
Construction of Multi-Purpose Building, Brgy. Gaya-Gaya, San Jose del Monte City, Bulacan	5,000,000
Construction of Multi-Purpose Building, Brgy. Kalawakan, D.R.T., Bulacan	10,000,000
Construction of Multi-Purpose Building, Brgy. Muzon, San Jose del Monte City, Bulacan	5,000,000
Construction of Multi-Purpose Building, Brgy. Paradise III, San Jose del Monte City, Bulacan	5,000,000
Construction of Multi-Purpose Building, Brgy. San Isidro, San Jose del Monte City, Bulacan	4,000,000
Construction of Multi-Purpose Building, Brgy. San Lorenzo, Norzagaray, Bulacan	2,000,000
Construction of Multi-Purpose Building, Brgy. San Roque, San Rafael, Bulacan	50,000,000
Construction of Multi-Purpose Building, Brgy. Tungkong Mangga, San Jose del Monte City, Bulacan	5,000,000
Construction of Multi-Purpose Building, Brgy. Yakal, San Jose del Monte City, Bulacan	3,000,000
Construction of Multi-Purpose Building, CSJDM Sports Complex Extension, Brgy. Minuyan Proper, San Jose del Monte City, Bulacan	50,000,000
Construction of Multi-Purpose Building, Estrella Subdivision, Brgy. Gaya-Gaya, San Jose del Monte City, Bulacan	4,000,000
Construction/Improvement of Multi-Purpose Building (City Sports Complex), Brgy. Minuyan. San Jose del Monte City, Bulacan	50,000,000
Improvement of Multi-Purpose Building, Brgy. Calasag, San Ildefonso, Bulacan	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	977
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Improvement of Multi-Purpose Building, Brgy. Garlang, San Ildefonso, Bulacan	2,000,000
Rehabilitation of Multi-Purpose Building (Barangay Hall), Barangay Kalawakan, D.R.T., Bulacan	1,000,000
Rehabilitation/Completion of Multi-Purpose Building, Brgy. Poblacion, San Jose del Monte City, Bulacan	10,000,000
Pampanga 2nd District Engineering Office	152,500,000

Completion of the Multi-Purpose Building, San Isidro, Guagua, Pampanga	3,000,000
Construction of Covered Court Multi-Purpose Building, Purok 3, Solib, Floridablanca, Pampanga	6,000,000
Construction of Covered Court, Sltio Culubasa ES, Floridablanca, Pampanga	5,000,000
Construction of Multi-Purpose Building at Poblacion, Floridablanca, Pampanga	5,000,000
Construction of Municipal Multi-Purpose (Legislative) Building in Porac, Pampanga	50,000,000
Construction of Municipal Trial Court Building, Sasmuan, Pampanga	5,000,000
Construction of Public Toilet, Caritas ES, San Jose, Floridablanca	500,000
Construction of the Multi-Purpose Building, Anon, Floridablanca, Pampanga	3,000,000
Construction of the Multi-Purpose Building, Inararo, Porac, Pampanga	6,000,000
Construction of the Multi-Purpose Building, Solib, Floridablanca, Pampanga	6,000,000
Construction of the Municipal Multi-Purpose Building in Barangay San Jose, Sta. Rita. Pampanga	3,000,000
Expansion of DPWH Office Building (Planning), Guagua, Pampanga	30,000,000
Rehabilitation/Reconstruction of the Sta. Rita Public Market, Sta. Rita, Pampanga	15,000,000
Repair/Rehabilitation of Bureau of Fire Protection Building, Sasmuan, Pampanga	5,000,000
Repair/Rehabilitation of Municipal Library Building, Sasmuan, Pampanga	5,000,000
Repair/Rehabilitation of Philippine National Police Building, Sasmuan, Pampanga	5,000,000
Region IV-A	278,500,000

Batangas 3rd District Engineering Office	88,000,000

Completion of the Municipal Building (Left Wing), Mataas na Kahoy, Batangas	28,000,000
Construction of Two Storey Six Room Agriculture Building, Municipal Compound, Mataas na Kahoy, Batangas	30,000,000
Construction of Two Storey Six Room MSWDO and PNP Building, Municipal Compound, Mataas na Kahoy, Batangas	30,000,000
Batangas 4th District Engineering Office	190,500,000

Construction / Improvement of Barangay Gym at Barangay Mabini, Lipa City, Batangas	9,000,000
Construction of Multipurpose Building (daycare) at Barangay Banay-Banay, Lipa City, Batangas	4,000,000
Construction of Multipurpose Building at Anilao Elementary School, Barangay Anilao, Lipa City, Batangas	9,000,000

978	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Multipurpose Building at Anilao National High School, Barangay Anilao, Lipa City, Batangas	9,000,000
Construction of Multipurpose Building at Bolbok Elementary School, Barangay Bolbok, Lipa City, Batangas	8,500,000
Construction of Multipurpose Building at Bolbok National High School, Barangay Bolbok, Lipa City, Batangas	9,000,000
Construction of Multi-purpose Building at Duhatan Elementary School, Barangay Duhatan, Lipa City, Batangas	5,000,000
Construction of Multi-purpose Building at Lipa City National High School, Barangay 1, Lipa City, Batangas	5,000,000
Construction of Multipurpose Building at Lodlod Elementary School, Barangay Lodlod, Lipa City, Batangas	8,500,000
Construction of School Gym at Anangi Elementary School, Barangay Malitlit, Lipa City, Batangas	8,000,000
Construction of School Gym at Pinagkawitan Elementary School, Barangay Pinagkawitan, Lipa City, Batangas	9,000,000
Construction/ Rehabilitation/ Improvement of Multi-purpose Building, Bulacnin Elementary School, Barangay Bulacnin, Lipa City, Batangas	5,000,000
Construction/Improvement of Multi-purpose Building (Gym) at Barangay San Salvador, Lipa City, Batangas	7,500,000
Construction/Improvement of Multipurpose Building at Barangay Quezon, Lipa City, Batangas	7,500,000
Construction/Improvement of Multipurpose Building at Sto. Torribio Elementary School, Barangay Sto. Toribio, Lipa City, Batangas	4,000,000
Rehabilitation / Improvement of Barangay Gym at Barangay Pagolingin Bata, Lipa City, Batangas	3,500,000
Rehabilitation / Improvement of Multi Purpose Building at Barangay Pagolingin Bata, Lipa City, Batangas	2,000,000
Rehabilitation / Improvement of Multi-purpose Building (Barangay Gym) at Barangay Bugtong, Lipa City, Batangas	4,000,000
Rehabilitation / Improvement of Multipurpose Building at Barangay San Guillermo, Lipa City, Batangas	2,500,000
Rehabilitation / Improvement of Multi-purpose Building at Barangay Sto. Niño, Lipa City, Batangas	5,000,000
Rehabilitation / Improvement of Multipurpose Facilities at Calamias Elementary School, Barangay Calamias, Lipa City, Batangas	3,500,000
Rehabilitation/ Improvement of Multi-Purpose Building (outpost) at Barangay Pangao, Lipa City, Batangas	2,000,000
Rehabilitation/Improvement of Barangay Gym at Barangay Banay-Banay, Lipa City, Batangas	3,000,000
Rehabilitation/Improvement of Multipurpose Building at Barangay 10, Lipa City, Batangas	2,000,000
Rehabilitation/Improvement of Multipurpose Building at Barangay 3, Lipa City, Batangas	3,000,000
Rehabilitation/Improvement of Multi-Purpose Building at Barangay Anilao Labac, Lipa City, Batangas	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	979
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Rehabilitation/Improvement of Multipurpose Building at Barangay San Francisco, Lipa City, Batangas	2,500,000
Rehabilitation/Improvement of Multi-Purpose Building, Material Recovery Facility (MRF) at Barangay Talisay, Lipa City, Batangas	3,000,000
Rehabilitation/Improvement of Multi-Purpose Facilities at Barangay Bugtong, Lipa City, Batangas	10,000,000
Rehabilitation/Improvement of Multi-Purpose Facilities at Barangay Talisay, Lipa City, Batangas	2,000,000
Rehabilitation/Improvement of Multi-purpose Facilities at Duhatan Elementary School, Barangay Duhatan, Lipa City, Batangas	7,500,000
Rehabilitation/Improvement of Multi-purpose Facilities at Malitlit - Anangi, Barangay Malitlit Lipa City, Batangas	3,500,000
Rehabilitation/Improvement of Multi-purpose Facilities at San Guillermo Elementary School, Barangay San Guillermo, Lipa City, Batangas	3,000,000
Rehabilitation/Improvement of Multi-purpose Facilities at San Salvador Proper Elementary School, Barangay San Salvador, Lipa City, Batangas	3,500,000
Rehabilitation/Improvement of Multi-purpose Facilities at Sico Elementary School, Barangay Sico, Lipa City, Batangas	3,000,000
Rehabilitation/Improvement of Multi-Purpose Facilities at Tambo Elementary School, Barangay Tambo, Lipa City, Batangas	4,500,000
Rehabilitation/Improvement of School Facilities at San Celestino Elementary School, Barangay San Celestino, Lipa City, Batangas	3,000,000
Rehabilitation/Improvement of School Gym at Cipriano M. Andal Memorial Elementary School, Barangay Halang, Lipa City, Batangas	3,500,000
Region IV-B	85,500,000

Mindoro Oriental District Engineering Office	85,500,000

Completion of Multipurpose Building, Baco Community College, Brgy. Lumangbayan, Baco, Oriental Mindoro	4,000,000
Construction of Multipurpose Building (Barangay Hall), Brgy. Caburo, Naujan, Oriental Mindoro	2,000,000
Construction of Multipurpose Building (Convention Center), Calapan City, Oriental Mindoro	50,000,000
Construction of Multipurpose Building (Covered Court), Brgy. Bancuro, Naujan, Oriental Mindoro	2,500,000
Construction of Multipurpose Building (Covered Court), Brgy. Batong Dalig, Socorro, Oriental Mindoro	2,500,000
Construction of Multipurpose Building (Covered Court), Brgy. Buhay na Tubig, Pola, Socorro, Oriental Mindoro	2,500,000
Construction of Multipurpose Building (Covered Court), Brgy. Canubing I, Calapan City, Oriental Mindoro	2,500,000
Construction of Multipurpose Building (Covered Court), Brgy. Ilag San Teodoro, Oriental Mindoro	2,500,000
Construction of Multipurpose Building (Covered Court), Brgy. Lumangbayan, Baco, Oriental Mindoro	2,500,000
Construction of Multipurpose Building (Covered Court), Brgy. Mulawin, Oriental Mindoro	2,500,000

980	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Multipurpose Building (Covered Court), Panikihan Elementary School, Oriental Mindoro	2,500,000
Construction of Multipurpose Building (Covered Court), Tigkan Elementary School, Naujan, Oriental Mindoro	2,500,000
Construction of Multipurpose Building including Site Development/Improvement, Brgy. Parang, Calapan City, Oriental Mindoro	3,000,000
Rehabilitation/Improvement of Multipurpose Building (Covered Court), Brgy. Maidlang, Oriental Mindoro	2,000,000
Rehabilitation/Improvement of Multipurpose Building (Covered Court), Evangelista Elementary School, Oriental Mindoro	2,000,000
Region V	174,000,000

Albay 1st District Engineering Office	58,000,000

Completion of MPB (Covered Court Convertible into Evacuation Center), Brgy. Sugcad, Malinao, Albay	5,000,000
Construction of MPB (Covered Court Convertible into Evacuation Center), Brgy. Cabasan Cagraray Island, Bacacay, Albay	11,000,000
Construction of MPB (Covered Court Convertible into Evacuation Center), Brgy. Fatima, Tabaco City, Albay	10,500,000
Construction of MPB (Covered Court Convertible into Evacuation Center), Brgy. Mariroc, Tabaco City, Albay	10,500,000
Construction of MPB (Covered Court Convertible into Evacuation Center), Brgy. Sugod, Tiwi, Albay	10,500,000
Construction of MPB (Covered Court Convertible into Evacuation Center), Brgy. Tagas, Tabaco City, Albay	10,500,000
Albay 3rd District Engineering Office	25,000,000

Construction of MPB, BFP Regional Office and Training Complex, Region V, Brgy. Tuburan, Ligao City, Albay	25,000,000
Camarines Sur 4th District Engineering Office	41,000,000

Construction of Multipurpose Building (Multipurpose Complex), Talojongon Central Pilot School, Tigaon, Camarines Sur	10,000,000
Construction of Multipurpose Building, Gubat. Gaao, Tigaon, Camarines Sur	2,000,000
Construction of Multipurpose Building, Lidong, Presentacion, Camarines Sur	2,500,000
Construction of Multipurpose Building, Manamoc/San Vicente, Lagonoy, Camarines Sur	2,000,000
Construction of Multipurpose Building, Panagan, Tigaon, Camarines Sur	1,500,000
Construction of Multipurpose Building, San Rafael National, High School, Camarines Sur	2,000,000
Construction of Multipurpose Building, San Sebastian, Lagonoy, Camarines Sur	2,000,000
Construction of Multipurpose Building, Sitlo Baliwag, Burabod, Lagonoy, Camarines Sur	2,000,000
Construction of Multipurpose Building, Soledad/La Medalla, San Jose/Tinambac, Camarines Sur	1,000,000
Construction/Improvement of Multipurpose Building, Gibgos, Caramoan, Camarines Sur	3,000,000
Construction/Improvement of Multipurpose Building, San Vicente, San Jose, Camarines Sur	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	981
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Improvement of Multipurpose Building (Executive Bldg) San Roque, Sagñay, Camarines Sur	1,000,000
Improvement of Multipurpose Building and Sports Complex, Abo, Tigaon, Camarines Sur	4,000,000
Improvement of Multipurpose Building, Buyo/Caraycayon (PDA Bldg), Goa/Tigaon, Camarines Sur	2,500,000
Improvement of Multipurpose Building, San Francisco, Lagonoy, Camarines Sur	2,000,000
Improvement of Multipurpose Building, San Ramon, Lagonoy, Camarines Sur	1,500,000
Catanduanes District Engineering Office	50,000,000

Extension of Port and Construction of Back Up Area, Brgy. Bocon Phase 2, Caramoran, Catanduanes	50,000,000
Region VII	318,000,000

Bohol 1st District Engineering Office	28,000,000

Completion of Evacuation Center, Brgy. Mantasida, Catigbian, Bohol	2,000,000
Completion of Multi Purpose Building, Brgy. Poblacion, Baclayon, Bohol	3,000,000
Completion of Multi Purpose Building, Brgy. Tabalong, Dauis, Bohol	1,500,000
Completion of Multi Purpose Building, Brgy. Totoian, Dauis, Bohol	1,500,000
Completion of Multi Purpose Building, Tawala, Panglao, Bohol	1,000,000
Construction of Covered Court/Evacuation Center, Camp Lino I. Chatto Macaas, Tubigon, Bohol	4,000,000
Construction of Multi Purpose Building, Bil-isan, Panglao, Bohol	1,000,000
Construction of Multi Purpose Building, Poblacion, Panglao, Bohol	1,000,000
Construction of Multi Purpose Building, Tiptip, Tagbilaran, Bohol	1,000,000
Construction of Multipurpose Building, Brgy. Manga, Tagbilaran, Bohol	1,000,000
Improvement of Covered Court (Perimeter Fence and Toilet), Brgy. Dampas, Tagbilaran, Bohol	1,000,000
Improvement of Multi Purpose Building, Brgy. Bool, Tagbilaran, Bohol	1,000,000
Improvement of Multi Purpose Building, Brgy. Cogon, Tagbilaran, Bohol	1,000,000
Improvement of Multi Purpose Building, Brgy. Dao, Tagbilaran, Bohol	1,000,000
Improvement of Multi Purpose Building, Brgy. Mansasa, Tagbilaran, Bohol	1,000,000
Improvement of Multi Purpose Building, Brgy. Poblacion III, Tagbilaran, Bohol	1,000,000
Improvement of Multi Purpose Building, Poblacion, Cortes, Bohol	3,000,000
Renovation of Barangay Hall, Brgy. Poblacion II, Tagbilaran, Bohol	1,000,000
Renovation of Barangay Hall, Brgy. Ubujan, Tagbilaran, Bohol	1,000,000
Bohol 2nd District Engineering Office	14,000,000

Completion of Barangay Hall, Jagollao, Getafe, Bohol	1,000,000
Construction of Covered Court, Purok 7, Brgy. Cabatuan, Danao, Bohol	3,000,000
Construction of Public Market, Trinidad, Bohol	10,000,000

982	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Bohol 3rd District Engineering Office	276,000,000

Completion of Barangay Hall, Brgy. Alejawan, Duero, Bohol	2,000,000
Completion of Barangay Hall, Cambance, Loboc, Bohol	2,000,000
Completion of Batuan Municipal Gym, Batuan, Bohol	5,000,000
Completion of Batuan Municipal Hall, Batuan, Bohol	10,000,000
Completion of Candijay Municipal Gym, Candijay, Bohol	10,000,000
Completion of Covered Court, Agape, Loay, Bohol	2,000,000
Completion of Covered Court, Brgy. Catagdaan, Pilar, Bohol	2,000,000
Completion of Covered Court, Brgy. Langkis, Duero, Bohol	1,000,000
Completion of Covered Court, Brgy. Lumbay, Pilar, Bohol	2,000,000
Completion of Covered Court, Brgy. Sta. Cruz, Batuan, Bohol	3,000,000
Completion of Covered Court, Tangcasan Sur, Loay, Bohol	1,000,000
Completion of Dimiao Municipal Public Market, Dimiao, Bohol	10,000,000
Completion of Evacuation Center, Brgy. Anibongan, Duero, Bohol	2,000,000
Completion of Jagna Municipal Gym, Bohol	10,000,000
Completion of Multipurpose Building (Covered Court), Buenavista, Loboc, Bohol	1,000,000
Completion of Multipurpose Building (Covered Court), Langkis, Duero, Bohol	1,000,000
Completion of Multipurpose Building, Brgy. Poblacion, Candijay, Bohol	2,000,000
Completion of Multipurpose, Brgy. Cabagakian, Dimiao, Bohol	1,000,000
Completion of Multipurpose, Brgy. Cambayaon, Dimiao, Bohol	2,000,000
Completion/ Renovation of Mabini Municipal Building, Mabini, Bohol	2,000,000
Construction of Brgy. Matin-ao Covered Court, Sierra Bullones, Bohol	2,000,000
Construction of Brgy. Putlongcam Covered Court/ Evacuation Center, Alicia, Bohol	2,000,000
Construction of Covered Court at Candijay National High School, Candijay, Bohol	2,000,000
Construction of Covered Court, Basdio, Guindulman, Bohol	2,000,000
Construction of Covered Court, Brgy. Anas, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Anonang, Valencia, Bohol	1,000,000
Construction of Covered Court, Brgy. Anoyon, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Balingasao, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Banderahan, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Boctol, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Bonkokan Ilaya, Lila, Bohol Construction of Covered Court, Brgy. Bonkokan Ubos, Lila, Bohol	2,000,000 2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	983
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Covered Court, Brgy. Buenasuerte, Pilar, Bohol	2,000,000
Construction of Covered Court, Brgy. Buenos Aires, Carmen, Bohol	1,000,000
Construction of Covered Court, Brgy. Bugang Norte, Bilar, Bohol	2,000,000
Construction of Covered Court, Brgy. Cabancalan, Sevilla, Bohol	2,000,000
Construction of Covered Court, Brgy. Cabatang, Alicia, Bohol	1,000,000
Construction of Covered Court, Brgy. Calatrava, Carmen, Bohol	1,000,000
Construction of Covered Court, Brgy. Calvario, Lila, Bohol	2,000,000
Construction of Covered Court, Brgy. Can-ipol, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Can-uba, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Catug-an, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Cayupo, Lila, Bohol	2,000,000
Construction of Covered Court, Brgy. Cogon, Lila, Bohol	2,000,000
Construction of Covered Court, Brgy. El Salvador, Carmen, Bohol	1,000,000
Construction of Covered Court, Brgy. Faraon, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Guadalupe, Carmen, Bohol	2,000,000
Construction of Covered Court, Brgy. Ipil, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Jimilian, Loboc, Bohol	2,000,000
Construction of Covered Court, Brgy. La Libertad, Carmen, Bohol	2,000,000
Construction of Covered Court, Brgy. Lantang, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Larapan, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Limocon, Valencia, Bohol	1,000,000
Construction of Covered Court, Brgy. Lomanoy, Lila, Bohol	2,000,000
Construction of Covered Court, Brgy. Lonoy, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Lundag, Pilar, Bohol	2,000,000
Construction of Covered Court, Brgy. Magsaysay, Sevilla, Bohol	1,000,000
Construction of Covered Court, Brgy. Montevideo, Carmen, Bohol	3,000,000
Construction of Covered Court, Brgy. Naatang, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Nailo, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Napo, Alicia, Bohol	2,000,000
Construction of Covered Court, Brgy. Nueva Vida Norte, Carmen, Bohol	1,000,000
Construction of Covered Court, Brgy. Pagina, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Pangdan, Jagna, Bohol	2,000,000
Construction of Covered Court, Brgy. Pangl-an, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Poblacion Ibabao, Loay, Bohol	2,000,000
Construction of Covered Court, Brgy. Rizal, Pilar, Bohol	2,000,000

984	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Covered Court, Brgy. Simang, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Sta. Cruz, Anda, Bohol	2,000,000
Construction of Covered Court, Brgy. Taug, Lila, Bohol	2,000,000
Construction of Covered Court, Brgy. Taytay, Valencia, Bohol	2,000,000
Construction of Covered Court, Brgy. Tejero, Jagna, Bohol	2,000,000
Construction of Covered Court, Caslca, Anda, Bohol	2,000,000
Construction of Covered Court, Guio-ang, Guindulman, Bohol	2,000,000
Construction of Covered Court, Looc, Jagna, Bohol	2,000,000
Construction of Covered Court, Trinidad, Guindulman, Bohol	2,000,000
Construction of Covered Court, Virgen, Anda, Bohol	2,000,000
Construction of Day Care Center, Suba, Anda, Bohol	2,000,000
Construction of Evacuation Center, Balbalan, Dimiao, Bohol	2,000,000
Construction of Evacuation Center, Brgy. Abaca, Mabini, Bohol	2,000,000
Construction of Evacuation Center, Brgy. Aguipo, Mabini, Bohol	5,000,000
Construction of Evacuation Center, Brgy. Concepcion, Mabini, Bohol	2,000,000
Construction of Evacuation Center, Brgy. Del Mar, Mabini, Bohol	2,000,000
Construction of Evacuation Center, Brgy. Pagahat, Alicia, Bohol	2,000,000
Construction of Evacuation Center, Brgy. Progreso, Alicia, Bohol	2,000,000
Construction of Evacuation Center, Brgy. Sagnap, Loay, Bohol	2,000,000
Construction of Evacuation Center, Brgy. San Isidro, Mabini, Bohol	2,000,000
Construction of Evacuation Center, Brgy. San Rafael, Mabini, Bohol	2,000,000
Construction of Evacuation Center, Brgy. San Rogue, Mabini, Bohol	2,000,000
Construction of Evacuation Center, Brgy. Valaga, Mabini, Bohol	2,000,000
Construction of Evacuation Center, Canhayupon, Dimiao, Bohol	2,000,000
Construction of Evacuation Center, Lobogon, Duero, Bohol	2,000,000
Construction of Evacuation Center, Madua Norte, Duero Bohol	2,000,000
Construction of Evacuation Center, Madua Sur, Duero, Bohol	2,000,000
Construction of Evacuation Center, Puangyuta, Dimiao, Bohol	2,000,000
Construction of Evacuation Center, San Isidro, Duero, Bohol	2,000,000
Construction of Evacuation Center, Sawang, Dimiao, Bohol	2,000,000
Construction of Evacuation Center, Tangohay, Dimiao, Bohol	2,000,000
Construction of Evacuation Center, Taongon Can-andam, Dimiao, Bohol	2,000,000
Construction of Multipurpose Building (Covered Court), Jimilian, Loboc, Bohol	2,000,000
Construction of Multipurpose Building, Brgy. Macalingan, Lila, Bohol	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	985
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Multipurpose Building, Brgy. Villalimpia, Loay, Bohol	2,000,000
Construction of Multipurpose Building/Barangay Hall, Brgy. La Union, Candijay, Bohol	2,000,000
Construction of Multipurpose Building/Barangay Hall, Brgy. Panas, Candijay, Bohol	2,000,000
Construction of Multipurpose Building/Evacuation Center in Batuan National High School, Batuan, Bohol	2,000,000
Improvement of Barangay Hall, Quezon, Bilar, Bohol	1,000,000
Improvement of Bilar Municipal Public Market, Bilar, Bohol	10,000,000
Improvement of Duero Municipal Public Market, Bohol	10,000,000
Improvement of Municipal Public Market Terminal, Pilar, Bohol	10,000,000
Rehabilitation of Multipurpose Building, Brgy. Owac, Bilar, Bohol	2,000,000
Renovation of Multipurpose Building, Brgy. Anoling, Candijay, Bohol	2,000,000
Renovation of Multipurpose Building, Brgy. Canawa, Candijay, Bohol	2,000,000
Renovation of Multipurpose Building, Brgy. Lungsodaan, Candijay, Bohol	2,000,000
Region IX	10,000,000

Zamboanga del Norte 2nd District Engineering Office	10,000,000

Construction of Multi-Purpose Building (Covered Court) Tanghalan ng Paraiso, Poblacion, Siocon, Zamboanga del Norte	10,000,000
Region X	15,000,000

Camiguin District Engineering Office	15,000,000

Construction of Multi-Purpose Building, Mambajao, Camiguin	15,000,000
Region XI	662,790,000

Compostela Valley District Engineering Office	10,000,000

Construction/Completion of Multi-Purpose Building, Municipality of Maragusan, Compostela Valley	10,000,000
Davao City 2nd District Engineering Office	25,000,000

Construction of Multi-Purpose Building, Brgy. Daliao, Davao City	15,000,000
Construction of Multi-Purpose Building, Brgy. Talandang, Davao City	5,000,000
Construction of Multi-Purpose Building, Brgy. Tugbok, Davao City	5,000,000
Davao City District Engineering Office	5,000,000

Construction of Multi-Purpose Building, Brgy. Tapak, Davao City	5,000,000
Davao del Norte District Engineering Office	559,990,000

Alambre Covered Court, San Isidro, Davao del Norte	2,000,000
Completion of Basketball Court at Prk. Villa Paraiso, Visayan Village, Tagum City, Davao del Norte	1,000,000
Completion of Brgy. Gymnasium Bleacher at the Brgy. Site, Libuton, San Isidro, Davao del Norte	500,000
Completion of Covered Court, Tiburcia Elementary School, Kapalong, Davao del Norte	1,500,000
Completion of Go Negosyo Building & Facilities, Asuncion, Davao del Norte	3,500,000

986	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Completion of multi-purpose Gymnasium, Monte Dujali, San Isidro, Davao del Norte	1,000,000
Completion of New Barangay Hall of Barangay Magugpo South, Tagum City, Tagum City, Davao del Norte	5,000,000
Completion of Public Market Stall Building, Asuncion, Davao del Norte	20,000,000
Completion of Senior Citizens Bldg., Prk 4-A, Sto. Niño, Talaingod, Davao del Norte	1,000,000
Completion of Tribal Hall and Senior Citizen Building, Magatos, Asuncion, Davao del Norte	2,000,000
Completion of Warehouse Building, Asuncion, Davao del Norte	8,500,000
Construction (Completion) of Multi-Purpose Building, El Salvador, Tagum City, Davao del Norte	1,500,000
Construction (Completion) of Multi-Purpose Building, Mambing, Tagum City, Davao del Norte	3,000,000
Construction (Completion) of Multi-Purpose Building, New Bohol, Tagum City, Davao del Norte	1,500,000
Construction (Completion) of Multi-Purpose Building, New Corella National High School, Davao del Norte	1,500,000
Construction (Completion) of Multi-Purpose Building, New Cortez, Tagum City, Davao del Norte	1,500,000
Construction (Completion) of Multi-Purpose Building, Purok 2, Macgum, Tagum City, Davao del Norte	1,500,000
Construction (Completion) of Multi-Purpose Building, Sto. Niño, Tagum City, Davao del Norte	1,500,000
Construction of 1 Unit Day Care Building at Purok 5 Barangay Linao, San Isidro, Davao del Norte	1,500,000
Construction of 1 unit Health Center in Brgy. Magsaysay, Carmen, Davao del Norte	1,000,000
Construction of 2 Storey Building (New Brgy. Hall), Katipunan, Kapalong, Davao del Norte	2,500,000
Construction of 2-storey Barangay Hall, Monte Dujali, San Isidro, Davao del Norte	4,000,000
Construction of 2-storey Multi-Purpose Hall with complete facilities, Tagum City, Davao del Norte	5,000,000
Construction of 2-Storey Multi-Purpose Hall, Brgy. Pasabangan, Tagum City, Davao del Norte	5,000,000
Construction of 5 Prk Center Bldg., Brgy, San Isidro, Tagum City, Davao del Norte	1,000,000
Construction of Abaca Weaving/Training Center, Sto. Niño, Talaingod, Davao del Norte	1,000,000
Construction of ABILIDAD Center, Asuncion, Davao del Norte	50,000,000
Construction of Alembre Covered Court, Brgy, San Isidro, Tagum City, Davao del Norte	2,000,000
Construction of Basketball Court at Lower Mabini, Maniki, Kapalong, Davao del Norte	2,300,000

APRIL 29, 2019	OFFICIAL GAZETTE	987
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Basketball Court for Doña Carmen NHS Extension at Prk. lA, Gabuvan, Kapalong, Davao del Norte	500,000
Construction of Brgy. Hall, Magugpo South, Tagum City, Davao del Norte	3,000,000
Construction of Brgy. Health Center, Linao, San Isidro, Davao del Norte	l,500,000
Construction of Cabaywa Covered Court, Asuncion, Davao del Norte	3,500,000
Construction of Concrete Pathway w/ Cover of Linao NHS, Linao, San Isidro, Davao del Norte	3,000,000
Construction of Council of Women Bldg., Binanclan, Asuncion, Davao del Norte	500,000
Construction of Covered Court (2 Bay) in Prk. Greenland, Mankilam, Tagum City, Davao del Norte	1,500,000
Construction of Covered Court (2 Bay) in Prk. Kalubiran, Mankilam, Tagum City, Davao del Norte	1,500,000
Construction of Covered Court (2 Bay) in Prk. Mangga, Mankilam, Tagum City, Davao del Norte	1,500,000
Construction of Covered Court (2 Bay) in Prk. Maximo, Mankilam, Tagum City, Davao del Norte	1,500,000
Construction of Covered Court (2 Bay) in Prk. Papaya, Mankilam, Tagum City, Davao del Norte	1,500,000
Construction of Covered Court at Purok Sunshine, J Village, Visayan Village, Tagum City, Davao del Norte	2,000,000
Construction of Covered Court for Mamangan Elementary School, San Isidro, Davao del Norte	2,000,000
Construction of Covered Court Sonlon High School w/ Stage, Sonlon, Asuncion, Davao del Norte	2,500,000
Construction of Covered Court with Stage and Bleacher, New Bantayan Elem. School, Asuncion, Davao del Norte	3,000,000
Construction of Covered Court with Stage and Bleacher, San Vicente, Asuncion, Davao del Norte	3,000,000
Construction of Covered Court with Stage Sonlon Elementary School, Sonlon, Asuncion, Davao del Norte	2,500,000
Construction of Covered Court with Stage, Cabaywa Elementary School, Cabaywa, Asuncion, Davao del Norte	2,500,000
Construction of Covered Court with Stage, Concepcion, Asuncion, Davao del Norte	2,500,000
Construction of Covered Court with Stage, Upper Cabaywa Elementary School, Cabaywa, Asuncion, Davao del Norte	2,500,000
Construction of DAARBMCO 2-Storey Building with Office Space in 2nd Floor and Consumer Store in Ground Floor, Doña Andrea, Asuncion, Davao del Norte	8,000,000
Construction of Day Care Center, New Tallsay, Asuncion, Davao del Norte	3,000,000
Construction of Day Center for Senior Citizens, Sto. Niño, Talaingod, Davao del Norte	1,000,000
Construction of Elevated Covered Court with Stage, Prk. 10, Canatan, Asuncion, Davao del Norte	2,500,000

988	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Elevated Covered Court, Sitio Kawayan, Sagayen, Asuncion, Davao del Norte	4,400,000
Construction of Elevated Tank at Purok 4, Sitio Ajos, Brgy. Kinawitnon, Babak District, Samal, Davao del Norte	1,000,000
Construction of Evacuation Center at Prk. 4, Sampao, Kapalong, Davao del Norte	4,000,000
Construction of Grandstand with Stalls, Asuncion, Davao del Norte	25,000,000
Construction of Gym Bleacher, Cuambogan, Tagum City, Davao del Norte	2,000,000
Construction of Gymnasium Stage and Bleacher at Luna National High School, Kapalong, Davao del Norte	500,000
Construction of Heritage Park w/ Structures, Buan, Asuncion, Davao del Norte	1,000,000
Construction of Home Economics (HE) Building in Libuton Elementary School, San Isldro, Davao del Norte	1,000,000
Construction of Indigenous People’s Hall and IP’s Office, Nueva Fuerza, Tagum City, Davao del Norte	2,000,000
Construction of IP Hall, Nueva Fuerza, Tagum City, Davao del Norte	2,000,000
Construction of IP Multi-Purpose Building, Camoning, Asuncion, Davao del Norte	500,000
Construction of Learning Center, Buan Elem, School, Buan, Asuncion, Davao del Norte	1,000,000
Construction of Learning Center, New Visayas, Buan, Asuncion, Davao del Norte	1,000,000
Construction of Legislative Hall JBL, Sto. Niño, Talaingod, Davao del Norte	20,000,000
Construction of LGU Training Center w/ furniture & fixtures. JBL, Sto. Niño, Talaingod, Davao del Norte	2,500,000
Construction of Mabuhay School Site Fencing, Kapalong, Davao del Norte	1,000,000
Construction of Mini-Gym at Mabantao ES, Mabantao, Kapalong, Davao del Norte	1,000,000
Construction of Mini-Gym at Mabantao NHS, Kapalong, Davao del Norte	1,000,000
Construction of Mini-Gym of Mangulibas ES, Katipunan, Kapalong, Davao del Norte	1,000,000
Construction of Mini-Gym, Sambayon ES, Sua-on, Kapalong, Davao del Norte	1,000,000
Construction of Motorpool with Facilities & Equipment, Asuncion, Davao del Norte	12,000,000
Construction of Multi-Purpose Bldg. (DayCare Center) at Prk. 15 ARBA, Maniki, Kapalong, Davao del Norte	800,000
Construction of Multi-Purpose Bldg. at Kapalong NHS, Maniki, Kapalong, Davao del Norte	1,000,000
Construction of Multi-Purpose Bldg. at Maniki Central ES, Maniki, Kapalong, Davao del Norte	1,000,000
Construction of Multi-Purpose Building (Brgy. Tribal Hall), Taba, Carmen, Davao del Norte	500,000

APRIL 29, 2019	OFFICIAL GAZETTE	989
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Multi-Purpose Building (DayCare Center) at Callan, Maniki, Kapalong, Davao del Norte	800,000
Construction of Multi-Purpose Building (Motorpool), New Corella, Davao del Norte	12,000,000
Construction of Multi-Purpose Building (Padada Multipurpose Gym), Padada, Davao del Sur	6,500,000
Construction of Multi-Purpose Building (Warehouse), New Corella, Davao del Norte	10,000,000
Construction of Multi-Purpose Building of Sta. Filomena Farmers Association (STAFFA), Brgy. Filomena, Asuncion, Davao del Norte	1,500,000
Construction of Multi-Purpose Building, Cabidianan (Phase 1), Tagum City, Davao del Norte	3,200,000
Construction of Multi-Purpose Building, Cabidianan (Phase 2), Tagum City, Davao del Norte	3,500,000
Construction of Multi-Purpose Building, Limbaan, Tagum City, Davao del Norte	1,000,000
Construction of Multi-Purpose Building, Mesaoy, Tagum City, Davao del Norte	3,500,000
Construction of Multi-Purpose Building, Pamacaun, Asuncion, Davao del Norte	3,000,000
Construction of Multi-Purpose Building, Poblacion, Tagum City, Davao del Norte	3,000,000
Construction of Multi-Purpose Building, Prk. 2, Sitio Taguango, Sua-on, Kapalong, Davao del Norte	2,000,000
Construction of Multi-Purpose Building, Sta. Fe (Phase 1), Tagum City, Davao del Norte	3,500,000
Construction of Multi-Purpose Building, Sta. Fe (Phase 2), Tagum City, Davao del Norte	3,000,000
Construction of Multi-Purpose Covered Activity Center, New Corella Central Elementary School, Davao del Norte	5,000,000
Construction of Multi-Purpose Covered Court, Buan, Asuncion, Davao del Norte	2,500,000
Construction of Multi-Purpose Gym fronting Brgy. Hall and Rehabilitation/Renovation of Solid Waste Management (SWM) Bldg. including Fencing, Magugpo Poblacion, Tagum City, Davao del Norte	3,000,000
Construction of Multi-Purpose Gym, Prk. 5 Ilib, Brgy. Adecor, Katipuan District, Samal, Davao del Norte	5,000,000
Construction of Multi-Purpose Pavement (ELUFIA), Mesaoy, Tagum City, Davao del Norte	400,000
Construction of Multi-Purpose Pavement, New Bohol, Tagum City, Davao del Norte	400,000
Construction of Multi-Purpose Pavement, San Jose, New Corella, Davao del Norte	500,000
Construction of Municipal Agricultural Office, New Corella, Davao del Norte	8,000,000
Construction of Nutrition Office, Liguyon, Binancian, Asuncion, Davao del Norte	500,000

990	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Nutrition Office, Rizal, Binancian, Asuncion, Davao del Norte	500,000
Construction of One (1) Unit Day Care Building at Prk. 5, Linao, San Isidro, Davao del Norte	1,500,000
Construction of one side Covered Court Bleacher and one side Canopy and other Amenities, Brgy. Sto. Nino, Carmen, Davao del Norte	500,000
Construction of Pasalubong Center, Talaingod Public Transport & Terminal, Sto. Niño, Talaingod, Davao del Norte	500,000
Construction of Persons w/ Disability (PWD) Building, Sto. Niño, Talaingod, Davao del Norte	1,000,000
Construction of Public Terminal Building, New Corella, Davao del Norte	15,000,000
Construction of Sagayen Elementary School Covered Court, Asuncion, Davao del Norte	5,000,000
Construction of School Gymnasium at the School Site, Dakudao Elementary School, San Isidro, Davao del Norte	2,000,000
Construction of School Gymnasium at the School Site, Kipalill Elementary School, San Isidro, Davao del Norte	2,500,000
Construction of School Gymnasium at the School Site, Pinamuno NHS, San Isidro, Davao del Norte	2,500,000
Construction of School Multi-Purpose Bldg, at Sabangan Elementary School, San Isidro, Davao del Norte	1,000,000
Construction of Senior Citizen Bldg., Liguyon, Binancian, Asuncion, Davao del Norte	500,000
Construction of Senior Citizen Bldg., Rizal, Binancian, Asuncion, Davao del Norte	500,000
Construction of Senior Citizen/Elderly Building at Brgy. Gabuyan, Kapalong, Davao del Norte	490,000
Construction of Senior Citizens Hall & Office, Nueva Fuerza, Tagum City, Davao del Norte	3,000,000
Construction of Senior Citizen’s Hall and Office, Nueva Fuerza, Tagum City, Davao del Norte	3,000,000
Construction of Solar Driers, Purok 1A, 2, 4, 5, 7, and 11, Camansa, Asuncion, Davao del Norte	2,500,000
Construction of Sonlon National High School Covered Court, Asuncion, Davao del Norte	3,500,000
Construction of Stage and Bleacher of Gym at Luna ES, Luna, Kapalong, Davao del Norte	500,000
Construction of Stage w/ Fiber Board at Prk. 1A, Pag-asa, Kapalong, Davao del Norte	2,000,000
Construction of Tennis Court 2 Cambanogoy CCES, Asuncion, Davao del Norte	3,000,000
Construction of Tourism Information/Pasalubong Center, New Corella, Davao del Norte	10,000,000
Construction of Training/Learning Center (Institute of New Corella Voc-Tech Education and Skills Training (INVEST), New Corella, Davao del Norte	20,000,000
Construction of Tribal Hall, B.E Dujali, Davao del Norte	1,200,000

APRIL 29, 2019	OFFICIAL GAZETTE	991
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Tribal Hall, Binancian, Asuncion, Davao del Norte	500,000
Construction of Tribal house, Mabantao, Kapalong, Davao del Norte	700,000
Construction of two (2) Storey Legislative Building, Asuncion, Davao del Norte	30,000,000
Construction of Two-Storey Bldg. (Brgy. Hall), Datu Balong, San Isidro, Davao del Norte	2,500,000
Construction of Two-Storey Brgy, Gov’t Center, Magugpo North, Tagum City, Davao del Norte	10,000,000
Construction of Two-Storey Multi-Purpose Building, Magdum, Tagum City, Davao del Norte	5,000,000
Construction of Two-Storey Multi-Purpose Hall w/ Complete Facilities, La Filipina, Tagum City, Davao del Norte	5,000,000
Construction of Women’s Function Hall, Poblacion, Sto. Niño, Talaingod, Davao del Norte	6,000,000
Construction/ Improvement of Purok Centers in the entire Puroks of the Barangay Sto. Niño, San Isidro, Davao del Norte	2,000,000
Expansion of Brgy. Gym (Roofing, Flooring, Bleacher), Apokon, Tagum City, Davao del Norte	3,000,000
Expansion of Multi-Purpose Hall (Barangay Hall), Patrocenio, Tagum City, Davao del Norte	500,000
Improvement of Brgy. Multi-Purpose Hall and Fencing of Brgy. Hall, Madaum, Tagum City, Davao del Norte	5,000,000
Improvement of Gym, Balimba Hills, JBL, Sto. Niño, Talaingod, Davao del Norte	3,000,000
Improvement of Multi-Purpose Building, Prk. 5, New Bantayan, Asuncion, Davao del Norte	500,000
Improvement of Slaughterhouse & Facilities, Asuncion, Davao del Norte	8,000,000
Improvement of Women’s Crisis Center, Sto. Niño, Talaingod, Davao del Norte	1,000,000
Improvement/ Extension of Barangay Hall, Cuambugan, Tagum City, Davao del Norte	3,000,000
Installation/ Improvement of Brgy. Gymnasium at the Brgy. Site, Sto. Niño, San Isidro, Davao del Norte	1,500,000
Rehabilitation of Barangay Gymnasium, Visayan Village, Tagum City, Davao del Norte	3,500,000
Rehabilitation of Brgy. Health Center, Liboganon, Tagum City, Davao del Norte	2,000,000
Rehabilitation of Old Brgy. Hall to Brgy. Health Center, Apokon, Tagum City, Davao del Norte	2,000,000
Rehabilitation/ Improvement of Women Development Center, Dagohoy, Talaingod, Davao del Norte	1,000,000
Rehabilitation/Improvement of Gymnasium, Sagayen, Asuncion, Davao del Norte	2,500,000
Renovation and Improvement of Brgy. Multi-Purpose Bldg., New Balamban, Tagum City, Davao del Norte	5,000,000

992	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Renovation and Improvement with 2-storey Multi-Purpose Building, New Balamban, Tagum City, Davao del Norte	5,000,000
Renovation of Barangay Gym, Liboganon, Tagum City, Davao del Norte	3,000,000
Renovation of Barangay Hall, Cuambogan, Tagum City, Davao del Norte	3,000,000
Renovation of Teacher’s Cottage at Datu Balong E/S, Brgy. Datu Balong, San Isidro, Davao del Norte	300,000
Renovation/Completion of Barangay Health Station, Monte Dulai, San Isidro, Davao del Norte	1,000,000
Repair of Brgy. Hall, San Isidro, Tagum City, Davao del Norte	1,000,000
Repair of Multi-Purpose Pavement w/ Fiber Board and Stage Construction at Prk. 8, Pag-asa, Kapalong, Davao del Norte	500,000
Repair of Multi-Purpose Pavement w/ Fiber Board and Stage Repair at Prk. 9, Pag-asa, Kapalong, Davao del Norte	500,000
Repair of Multi-Purpose Pavement w/ Fiber Board at Prk. 3, Pag-asa, Kapalong, Davao del Norte	500,000
Davao Oriental 1st District Engineering Office	2,800,000

Construction of Multi-Purpose Building (Barangay Hall), Binondo, Baganga, Davao Oriental	2,800,000
Davao Oriental 2nd District Engineering Office	60,000,000

Completion of Davao Oriental Provincial Medical Center-Annex C Building including Elevator, Davao Oriental	50,000,000
Completion of Multi-Purpose Building (Administrative Building) 701st Brigade, Brgy. Don Martin Marundan, Mati City, Davao Oriental	10,000,000
Region XIII	50,000,000

Surigao del Sur 1st District Engineering Office	50,000,000

Construction of New Building (Phase II), Adela Serra Ty Memorial Medical Center, Tandag, Surigao del Sur	50,000,000
Flood Control and Drainage	24,036,850,000

Drainage / Protection Works	1,990,050,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure Including Local Projects	1,990,050,000

National Capital Region	1,243,050,000

Central Office	1,180,050,000

Construction and Improvement of Drainage Canal, Sta. Elena to Balos River, San Francisco, Iriga City	54,000,000
Construction of Carmen Shore Protection/Causeway Phase 2, San Agustin, Romblon	98,700,000
Construction of Main Drainage Canal along BCIR-Jct Rosales Avenue-LADP CARBDP Main Drainage Channel, Butuan City	150,000,000
Construction of Poblacion Shore Protection/Causeway Phase 2, Brgy. Poblacion, Banton, Romblon	98,900,000
Construction of Poblacion Shore Protection/Causeway Phase 2, Cajidiocan, Romblon	98,850,000

APRIL 29, 2019	OFFICIAL GAZETTE	993
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Poblacion Shore Protection/Causeway, San Agustin, Romblon	97,600,000
Construction/Rehabilitation of Drainage Canal, General Malvar St, Brgy. San Vicente, Biñan City, Laguna	100,000,000
Improvement of Bank Protection along Butuan City-Malaybalay Road (Dankias Section) Downstream Tungao, Agusan del Norte	88,000,000
Improvement of Bank Protection along Butuan City-Malaybalay Road (Dankias Section) Upstream Tungao, Agusan del Norte	144,000,000
Construction of Slope Protection Works along Pangasinan - Nueva Viscaya Road	150,000,000
Upgrading/Rehabilitation of Drainage Canal along the Old National Highway, Brgy. Sto. Nino, Biñan City, Laguna	100,000,000
Malabon-Navotas District Engineering Office	30,000,000

Rehabilitation/Improvement of Drainage System along C. Arellano St., Malabon City (Sigwa to Paez)	30,000,000
Metro Manila 1st District Engineering Office	33,000,000

Improvement and Installation of Drainage near the Dialysis Center of the National Center for Mental Health Compound, Barangay Mauway, Mandaluyong City	3,000,000
Installation of Drainage with Ground Improvement and Site Development at the Eulogio Rodriguez Integrated School, Barangay Hagdan Bato Itaas, Mandaluyong City	5,000,000
Installation of Drainage with Ground Improvement and Site Development at the National Center for Mental Health Compound-Senator Neptali A. Gonzales Integrated School, Barangay Mauway, Mandaluyong City	25,000,000
Region I	47,600,000

Pangasinan 4th District Engineering Office	47,600,000

Construction of Drainage at Brgy. Amanaoac, Mapandan, Pangasinan	5,000,000
Construction of Drainage at Brgy. Barang, Malasiqui, Pangasinan	2,000,000
Construction of Drainage at Brgy. Bolingit, San Carlos City, Pangasinan	10,000,000
Construction of Drainage at Brgy. Coral, Mapandan, Pangasinan	5,000,000
Construction of Drainage at Brgy. Luyan, Mapandan, Pangasinan	5,000,000
Construction of Drainage at Brgy. Malacañang, San Carlos City, Pangasinan	5,000,000
Construction of Drainage at Brgy. Tamaro to Sapang, Bayambang, Pangasinan	2,000,000
Construction of Drainage at Brgy. Tandoc, San Carlos City, Pangasinan	6,600,000
Construction of Drainage at Brgy. Torres, Mapandan, Pangasinan	5,000,000
Construction/Rehabilitation of Drainage Structure at Brgy. Payapa, San Carlos City, Pangasinan	2,000,000
Region III	312,750,000

Bulacan 2nd District Engineering Office	53,500,000

Construction of Box Culvert, Brgys. Bagong Silang - Mandile, San Miguel, Bulacan	3,000,000
Construction of Box Culvert, Cambio-Buga, San Miguel, Bulacan	2,500,000
Construction of Drainage Canal at M. Valera St. and Veloria St., Brgy. Poblacion, San Rafael, Bulacan	2,000,000

994	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Drainage Canal, Brgy. Maronquillo, San Rafael, Bulacan	5,000,000
Construction of Drainage System at Metro Bayan, San Miguel, Bulacan	40,000,000
Construction of Drainage, Phase 3, Barangay San Agustin, San Rafael, Bulacan	1,000,000
Pampanga 2nd District Engineering Office	259,250,000

Construction of Box Culvert, San Pedro, Floridablanca, Pampanga	5,000,000
Construction of Canal at Purok 2 to Purok 5, Palat, Porac, Pampanga	5,000,000
Construction of Canal with Cover, Barangay Jalung, Porac, Pampanga	10,000,000
Construction of Drainage Canal, San Roque Arbol, Lubao, Pampanga	15,000,000
Construction of Drainage System along Cabangcalan, Floridablanca, Pampanga	21,168,000
Construction of Drainage System along Fortuna, Floridablanca, Pampanga	24,310,000
Construction of Drainage System along Poblacion, Floridablanca, Pampanga	20,350,000
Construction of Drainage System along San Antonio, Floridablanca, Pampanga	16,500,000
Construction of Drainage System along San Jose, Floridablanca, Pampanga	20,000,000
Construction of Drainage System along San Nicolas, Floridablanca, Pampanga	20,350,000
Construction of Drainage System along San Roque, Floridablanca, Pampanga	1,000,000
Improvement of Drainage System, Basa Air Base Pampanga	20,000,000
Construction of Drainage System along Solib, Floridablanca, Pampanga	7,833,000
Construction of Drainage System along Sta. Monica, Floridablanca, Pampanga	4,239,000
Construction/Improvement of Drainage Canal, Baruya, Lubao, Pampanga	3,000,000
Construction/Improvement of Drainage Canal, Prado Siongco, Lubao, Pampanga	5,000,000
Construction/Improvement of Drainage Canal, San Antonio to San Nicolas II, Lubao, Pampanga	10,000,000
Construction/Improvement of Drainage Canal, San Isidro, Lubao, Pampanga	2,500,000
Construction/Improvement of Drainage Canal, San Roque Dau, Lubao, Pampanga	3,000,000
Construction/Improvement of Drainage Canal, Sinura, Porac, Pampanga	15,000,000
Construction/Improvement of Drainage Canal, Sta. Monica, Lubao, Pampanga	5,000,000
Improvement/Rehabilitation of Drainage Canal Brgy. Calzadang Bayu, Porac, Pampanga	20,000,000
Riprapping and Canalization at Purok 6 Pio, Porac, Pampanga	5,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	995
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Region IV-A	106,000,000

Regional Office IV-A	20,000,000

Construction/Rehabilitation of Drainage System, Brgys. 6 and 7, Carmona, Cavite	20,000,000
Batangas 4th District Engineering Office	36,000,000

Construction / Rehabilitation of Drainage System at Barangay Bolbok, Lipa City, Batangas	5,000,000
Construction of Box Culvert at Villa Sa Riles, Barangay Banay Banay, Lipa City, Batangas	5,000,000
Construction of Box Culvert including approaches at Barangay Adya, Lipa City, Batangas	8,000,000
Construction/Rehabilitation/Improvement of Drainage System at Barangay Quezon, Lipa City, Batangas	8,000,000
Construction/Rehabilitation/Improvement of Drainage System at Barangay Sampaguita, Lipa City, Batangas	10,000,000
Laguna 2nd District Engineering Office	50,000,000

Construction of Drainage Canal and Slope Protection, Brgy. Dela Paz, Biñan City, Laguna	50,000,000
Region VII	6,000,000

Bohol 3rd District Engineering Office	6,000,000

Construction of Drainage Canal, Cayam, Garcia Hernandez, Bohol	2,000,000
Improvement of Drainage Canal West Poblacion, Garcia Hernandez, Bohol	2,000,000
Improvement of Drainage Canal, Poblacion Ubos, Loay, Bohol	2,000,000
Region XI	274,650,000

Davao del Norte District Engineering Office	274,650,000

Concrete of Drainage Project at Purok Panitan to Purok Baluno and Abot Kaya Homes to Purok Baluno, San Isidro, Davao del Norte	2,000,000
Concreting of CHB Lined Canals (Poblacion Drainage), Asuncion, Davao del Norte	50,000,000
Concreting of CHB Lined Canals, Prk. 2 - K’tam, Asuncion, Davao del Norte	10,300,000
Concreting of Drainage Canal, Katipunan, Kapalong, Davao del Norte	500,000
Concreting of Drainage in Cuambogan Creek, Cuambogan, Tagum City, Davao del Norte	20,000,000
Concreting of Drainage in Magdum Creek, Magdum, Tagum City, Davao del Norte	20,000,000
Concreting of Drainage in Magugpo Creek, Magugpo, Tagum City, Davao del Norte	30,000,000
Concreting of Drainage in Mankilam Creek, Mankilam, Tagum City, Davao del Norte	50,000,000
Concreting of Drainage in San Miguel Creek, San Miguel, Tagum City, Davao del Norte	20,000,000
Concreting/ Rehabilitation of Brgy. Drainage/canal protection at Prk. Dahlia, Visayan College, Tagum City, Davao del Norte	700,000
Construction of Box Culvert at Prk. 4B, Pamacaun, Asuncion, Davao del Norte	1,000,000
Construction of Box Culvert at Purok 5, Tiburcia, Kapalong, Davao del Norte	1,500,000

996	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Concrete Drainage at Prk. 2 and 2A, Canocotan, Tagum City, Davao del Norte	5,000,000
Construction of Concrete Drainage Brgy. Luna Proper, Luna, Kapalong, Davao del Norte	500,000
Construction of Concrete Drainage w/ culvert in Prk. 3B, Capungagan, Kapalong, Davao del Norte	1,000,000
Construction of Drainage at Prk. Dahlia, Visayan Village, Tagum City, Davao del Norte	500,000
Construction of Drainage at Prk. Orchids to Prk. Ilang, Bincungan, Tagum City, Davao del Norte	2,000,000
Construction of Drainage Canal 72 ft. traversing to main canal at Prk. Palmera, Visayan College, Tagum City, Davao del Norte	500,000
Construction of Drainage Canal in Brgy. Site, Katipunan, Kapalong, Davao del Norte	500,000
Construction of Drainage Canal, Prks. 1, 1A, 2, 2A, 3, 4, 5, 6,7, and 8, Concepcion, Asuncion, Davao del Norte	1,000,000
Construction of Drainage System at Poblacion, Maniki, Kapalong, Davao del Norte	400,000
Construction of Drainage System Jaictin Creek from Prk. 3B to Manuel Playda Area, Capungagan, Kapalong, Davao del Norte	500,000
Construction of Drainage w/ Box Culvert at the exit - Sitio Laud Prk. 6, Luna, Kapalong, Davao del Norte	500,000
Construction of Protection Dike along Poblacion Dagohoy, Talaingod, Davao del Norte	20,000,000
Construction of secondary canal with lining, along Tipaz Road, Tagum City, Davao del Norte	15,000,000
Construction/Covering of Drainage Canals along Jose Abad Santos St. and Prk. Sulgreg, Magugpo Poblacion, Tagum City, Davao del Norte	2,000,000
Construction/Rehabilitation of Drainage (Box Culvert) at Prk. Bayanihan, Dalisay Gante Road, Magugpo West, Tagum City, Davao del Norte	5,000,000
Desilting of Drainage Canal at Prk. 1, Capungagan, Kapalong, Davao del Norte	450,000
Rehabilitation of Drainage at Prk. C.E. Maurillo traversing main road to Manga Elementary School, Tagum City, Davao del Norte	500,000
Rehabilitation of Drainage Canal (open) at Prk. Maharlika to Prk. Sudlon Visayan Village, Tagum City, Davao del Norte	300,000
Rehabilitation of Drainage Canal, Sampao, Kapalong, Davao del Norte	1,000,000
Rehabilitation of Drainage, Prk. 4, Sampao, Kapalong, Davao del Norte	1,000,000
Rehabilitation/ Construction of Drainage System at Brgy. San Isidro, Tagum City, Davao del Norte	1,000,000
Rip-rapping of Canal, Tagulayan (Santander Area - Cldro Area), Talaingod, Davao del Norte	10,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	997
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Flood Control Structures / Facilities	22,046,800,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	22,046,800,000

National Capital Region	16,021,000,000

Central Office	15,016,000,000

Construction of Seawall at Brgy. Sirawan, Toril District, Davao City	100,000,000
Construction of Bank Protection along Agusan River Basin (Upstream), Amparo Section, Butuan City, Agusan del Norte	150,000,000
Construction of Lower Agusan River Bank Protection, Macapagal Br. Section (Upstream, Approach “A”), Butuan City, Agusan del Norte	150,000,000
Construction of Lower Agusan River Bank Protection, Macapagal Br. Section (Upstream, Approach “B”), Butuan City, Agusan del Norte	150,000,000
Construction of Agutay Shore Protection/Causeway, Magdiwang, Romblon	100,000,000
Construction of Bachawan Shore Protection, San Agustin, Romblon	100,000,000
Construction of Biota River Dike, Tandag, Surigao del Sur	150,000,000
Construction of Break Water, Barangay Punta, Unisan, Quezon (Eastside)	100,000,000
Construction of Breakwater, Atimonan, Quezon	100,000,000
Construction of Carrac-an Flood Control Package 1, Madrid, Surigao del Sur	150,000,000
Construction of Carrac-an Flood Control Package 2, Madrid, Surigao del Sur	150,000,000
Construction of Concrete Revetment on Steel Sheet Piles at Lipadas River (Lizada-Sirawan Section), Toril District, Davao City	75,000,000
Construction of Concrete Revetment on Steel Sheet Piles at Talomo River (Tugbok Section), Tugbok District, Davao City	75,000,000
Construction of Dike/Revetment along Agusan del Norte (Downstream) Buhangin Section, Butuan City, Agusan del Norte	100,000,000
Construction of Dike/Revetment along Agusan del Norte (Upstream) Buhangin Section, Butuan City, Agusan del Norte	100,000,000
Construction of Disaster Risk Reduction Structures at Brgy. Puro, Legazpi, Albay	70,000,000
Construction of Dubduban Shore Protection/Causeway Phase 2, San Agustin, Romblon	100,000,000
Construction of España Shore Protection/Causeway, San Fernando, Romblon	100,000,000
Construction of Flood Control along Damacan - Salog River (Downstream Section), Bacacay, Albay	100,000,000
Construction of Flood Control along Masakrot River, Tiwi, Albay	97,000,000
Construction of Flood Control at Banza Rivermouth, Butuan City, Agusan del Norte	150,000,000
Construction of Flood Control at Padada - Mainit River, Hagonoy, Davao del Sur	100,000,000
Construction of Flood Control Lingayao River, Davao Oriental	100,000,000
Construction of Flood Control Manay River, Davao Oriental	200,000,000

998	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Flood Control Mitigation of Bonga River Phase 2, Legazpi, Albay	100,000,000
Construction of Flood Control Project, Barotac Viejo River Control, Brgy. Natividad, Barotac Viejo, Iloilo	150,000,000
Construction of Flood Control Structure along Agay Bridge (Upstream Section), Los Angeles, Butuan City	150,000,000
Construction of Flood Control Structure along Agay Bridge Downstream Section), Los Angeles, Butuan City	150,000,000
Construction of Flood Control Structure along Sinawal River, (Back of Regional Training Center), Barangay Apopong, General Santos, South Cotabato	150,000,000
Construction of Flood Control Structure at Digos River, Biao Section, Cogon, Digos, Davao del Sur	100,000,000
Construction of Flood Control Structure at Matti River, Digos, Davao del Sur	100,000,000
Construction of Flood Control Structure at Pilan River, Sta. Cruz, Davao del Sur	100,000,000
Construction of Flood Control Structure, protecting Digos - Makar Road, Sulop, Davao del Sur	100,000,000
Construction of Flood Control Structures Along Alaminos River (Brgy Pogo Section), Alaminos City, Pangasinan	150,000,000
Construction of Flood Control Structures along Angat River, Sta. Lucia, Angat, Bulacan	85,000,000
Construction of Flood Control Structures along Angat River, Sta. Cruz, Angat, Bulacan	85,000,000
Construction of Flood Control Structures along Angat River, Sta. Cristo, Angat, Bulacan	85,000,000
Construction of Flood Control Structures along San Miguel River, San Agustin, San Miguel, Bulacan	85,000,000
Construction of Flood Control Structures along Angat River Right Side, Norzagaray, Bulacan	85,000,000
Construction of Flood Control Structures along Balingcaguing River (Brgy. Aloleng Section) Agno, Pangasinan	150,000,000
Construction of Flood Control Structures along Binahaan River, Binongtoan Section, Tanauan, Leyte	100,000,000
Construction of Flood Control Structures along Binahaan River, Guingauan Section, San Miguel, Leyte	100,000,000
Construction of Flood Control Structures along Binahaan River, Malaguicay Section, Tanauan, Leyte	100,000,000
Construction of Flood Control Structures along Bulo River (Bardias Section) Phase III, San Miguel, Bulacan	100,000,000
Construction of Flood Control Structures along Bulo River (Bardias Section) Phase IV, San Miguel, Bulacan	100,000,000
Construction of Flood Control Structures along Bulo River (King Kabayo Section) Phase III, San Miguel, Bulacan	100,000,000
Construction of Flood Control Structures along Bulo River (King Kabayo Section) Phase IV, San Miguel, Bulacan	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	999
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Flood Control Structures along Dapdap River, Dapdap Section, Alangalang, Leyte	100,000,000
Construction of Flood Control Structures along Maasim River (San Ildefonso Section) Phase I, San Ildefonso, Bulacan	100,000,000
Construction of Flood Control Structures along Maasim River (San Ildefonso Section) Phase II, San Ildefonso, Bulacan	100,000,000
Construction of Flood Control Structures along Mainit River, Cabatianuhan Section, San Miguel, Leyte	100,000,000
Construction of Flood Control Structures along Mainit River, Capilihan Section, San Miguel, Leyte	100,000,000
Construction of Flood Control Structures along Mainit River, Cavite Section, Alangalang, Leyte	100,000,000
Construction of Flood Control Structures along Mainit River, San Vicente Section, Alangalang, Leyte	100,000,000
Construction of Flood Control Structures along Matanag River (Upstream Right Side Section), Legazpi, Albay	100,000,000
Construction of Flood Control Structures along Matanag River, Legazpi, Albay	100,000,000
Construction of Flood Control Structures along San Miguel River (San Jose Section) Phase III, San Miguel, Bulacan	100,000,000
Construction of Flood Control Structures along San Miguel River (San Jose Section) Phase IV, San Miguel, Bulacan	100,000,000
Construction of Flood Control Structures along San Miguel River (Sta. Rita Matanda Section) Phase II, San Miguel, Bulacan	100,000,000
Construction of Flood Control Structures along San Miguel River (Sta. Rita Matanda Section) Phase III, San Miguel, Bulacan	100,000,000
Construction of Flood Control Structures in Eguia, Dasol, Pangasinan	150,000,000
Construction of Flood Control Structures of Danao River (Downstream) along Bacolod North Road (S00408NR), Escalante City, Negros Occidental	100,000,000
Construction of Flood Control Structures to prevent Bank Scouring and Overflowing of Lukutang Malaki River (Tributary of Marikina River), Sitio Anginan, Brgy. San Isidro, Rodriguez Rizal	750,000,000
Construction of Flood Control System along Pawa - Balading River Phase 2, Legazpi, Albay	100,000,000
Construction of Flood Mitigation of the Cale River, Barangay Cale, Tiwi, Albay	70,000,000
Construction of Flood Mitigation Structure, Lower Agusan Development Projects, Flood Control Component, Stage l, Phase II, East Bank Drainage, Banza River Channel Improvement Butuan City Phase I	150,000,000
Construction of Flood Mitigation Structures and Drainage Systems - Slope Protection along Caulaman River, Carmencita, Floridablanca, Pampanga	100,000,000
Construction of Flood Mitigation System along Mabinit Lava Gully (Phase 2), Legazpi, Albay	100,000,000
Construction of Lahar Mitigation Structures Barangay Pawa, Legazpi, Albay	100,000,000
Construction of Lahar Mitigation Structures at Barangay Budiao River, Daraga, Albay	100,000,000

1000	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Lahar Mitigation Structures Barangay Mabinit, Legazpi, Albay	100,000,000
Construction of Lais-Mana River Control, Brgy. Lais, Davao Occidental	100,000,000
Construction of Lower Agusan River Bank Protection, Baan Riverside Section, Butuan City	100,000,000
Construction of Lower Agusan River Bank Protection, Magsaysay Br. Section (Upstream Approach A) Butuan City	100,000,000
Construction of Lower Agusan River Bank Protection, Magsaysay Br. Section Downstreaam Approach A) Butuan City	100,000,000
Construction of Poctoy Shore Protection/Causeway Phase 2, Odiongan, Romblon	100,000,000
Construction of Revetment along Tago River Basin Package 2, Tago, Surlgao del Sur	150,000,000
Construction of Revetment along Zapote River, Phase I, Brgy. Molino 3, Bacoor City, Cavite	100,000,000
Construction of Revetment along Zapote River, Phase II, Brgy. Molino 3, Bacoor City, Cavite	100,000,000
Construction of Revetment along Zapote River, Phase III, Brgy. Molino 3, Bacoor City, Cavite	100,000,000
Construction of Revetment and Other Improvements along Metizo River, Brgy. Mambog, Phase I, Bacoor City, Cavite	100,000,000
Construction of Revetment and Other Improvements along Metizo River, Brgy. Mambog, Phase II, Bacoor City, Cavite	85,000,000
Construction of Revetment, Embankment Dike and Channeling/Widening along Chico River (Sta 71+000-Sta. 68+000), Tabuk City, Kalinga	100,000,000
Construction of River Control Structure at Brgy. Gate, Bulan, Sorsogon	90,000,000
Construction of River Control Structure at Brgy. San Ramon, Bulan, Sorsogon	98,000,000
Construction of Shore Protection along Brgy. Binonga-an, San Agustin, Romblon	100,000,000
Construction of Shore Protection along Brgy. Doña Juana, San Agustin, Romblon	100,000,000
Construction of Shore Protection along Brgy. Poblacion, San Agustin, Romblon	100,000,000
Construction of Shore Protection along Brgy. Tan-Agan, San Andres, Romblon	100,000,000
Construction of Slope Protection along West Bank Road, Manggahan Floodway, Pasig City	100,000,000
Construction of Taguibo River Bank Protection (Downstream Butuan) Butuan City, Agusan del Norte	100,000,000
Construction of Taguibo River Bank Protection (Downstream Phase 2) Butuan City, Agusan del Norte	150,000,000
Construction of Taguibo River Bank Protection (Upstream Butuan) Butuan City, Agusan del Norte	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1001
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Taguibo River Bank Protection (Upstream Phase 2) Butuan City, Agusan del Norte	150,000,000
Construction and Rehabilitation of Flood Control Structures along Rio Chico River at Barangay Sto. Rosario Old, Zaragoza, Nueva Ecija	100,000,000
Construction/Improvement of Flood Control Structure along Lobo River (Downstream Lobo Bridge 2), Lobo, Batangas	100,000,000
Construction/Rehabilitation of Slope Protection along Gumain River Apalit Section (L/S), Floridablanca, Pampanga	100,000,000
Construction/Rehabilitation of Slope Protection along Gumain River Apalit Section (R/S), Floridablanca, Pampanga	100,000,000
Construction/Rehabilitation of Slope Protection along Gumain River Cabangcalan Section (L/S), Floridablanca, Pampanga	100,000,000
Construction/Rehabilitation of Slope Protection along Gumain River Consuelo Section (R/S), Floridablanca, Pampanga	100,000,000
Construction/Rehabilitation of Slope Protection along Gumain River Pangaguirlg Section, Floridablanca, Pampanga	100,000,000
Construction/Rehabilitation of Slope Protection along Gumain River Sto. Cristo Section (L/S), Lubao, Pampanga	68,000,000
Excavation of Napindan River, Brgy. Bambang, Pasig City	100,000,000
Excavation of Napindan River, Brgy. Kalawaan, Pasig City	100,000,000
Excavation of Napindan River, Brgy. Pinagbuhatan, Pasig City	100,000,000
Improvement of Bank Protection along Agusan River Basin Amparo Section, Butuan City (Downstream)	88,000,000
Improvement of Bank Protection along Agusan River Basin Banza Section, Butuan City (Downstream)	88,000,000
Improvement of Bank Protection along Agusan River Basin Banza Section, Butuan City (Upstream)	144,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 0+303 to sta 1+500 left bank, Reach 1 Davao City	83,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 6+500 to sta 7+700 right bank, Reach 2 Davao City	85,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 7+400 to sta 8+500 left bank, Reach 1 Davao City	80,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 7+400 to sta 8+500 right bank, Reach 1 Davao City	80,000,000
Installation of Gabions and Mattresses along Talomo River, sta 0+000 to sta 1+100 right bank, Davao City	80,000,000
Lower Agusan Flood Control Project (LADP), Urban Drainage System in Butuan City-Improvement of Pegueno River, Butuan, Agusan del Norte	150,000,000
Rechanneling of Abra River along Tayum, Abra	150,000,000
Reconstruction/Rehabilitation of Bais River Control, Bais City, Negros Oriental	80,000,000
Reconstruction/Rehabilitation of Ocoy River Control, Sibulan, Negros Oriental	95,000,000

1002	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Reconstruction/Rehabilitation of Bio-os River Control, Amlan, Negros Oriental	85,000,000
Rehabilitation/Improvement and Slope Protection of Bahay Pari Creek, Phase I, Upstream, Candaba, Pampanga	100,000,000
Rehabilitation/Improvement and Slope Protection of Bahay-Pari Creek, Phase 2, Downstream, Candaba, Pampanga	100,000,000
Rehabilitation/Improvement of Pampanga River along Sta. Catalina-San Sebastian and Sta. Cruz Poblacion, San Luis, Pampanga	100,000,000
Rehabilitation/Improvement of Sapang Pari River along San Juan, San Luis, Pampanga	100,000,000
Rehabilitation/Improvement with Slope Protection of Capalangan Creek, Apalit, Pampanga	100,000,000
Rehabilitation/Improvement with Slope Protection of Sto. Rosario (Pau) Creek, Sto. Tomas, Pampanga	100,000,000
Rehabilitation/Improvement with Slope Protection of Various River at Sto. Tomas, Pampanga	100,000,000
Rehabilitation/Improvement of Existing Dike along Lucung River, (Cut-cut Section, Left Bank) Downstream of Cut-cut Bridge, Capas, Tarlac	75,000,000
Rehabilitation/Improvement of Existing Dike along Marimla River (Right Bank, Downstream of Sto. Niño Bridge) Lourdes Section, Bamban, Tarlac	75,000,000
Rehabilitation/Improvement of Existing Dike along Old Lucung River (Malupa Section), Concepcion, Tarlac	100,000,000
Rehabilitation/Improvement of Flood Control Structures along Moriones River (Left Side), Tibagan Section (Phase II), Tarlac City, Tarlac	75,000,000
Rehabilitation/Improvement of Flood Control Structures along Moriones River (Right Side), Balanti Section (Phase II), Tarlac City, Tarlac	75,000,000
Repair, Reconstruction and Lengthening of the Joroan River/Flood Control in Barangay Joroan, Tiwi, Albay	100,000,000
Repair, Reconstruction and Lengthening of the Nagas River/Flood Control in Barangay Nagas, Tiwi, Albay	95,000,000
River Improvement and Slope Protection along Manggahan Floodway Channel from Sta. K0002+000 to Sta. K0003+000 (Left and Right Banks), Marikina City	180,000,000
Construction of Riverbank Protection along Pansipit River, District 4 Section, Lemery, Batangas	100,000,000
Construction of Riverbank Protection along Pansipit River, Ayao Iyao Section, Lemery, Batangas	100,000,000
Construction of Riverbank Protection along Lian River, Lian Section, Lian Batangas	75,000,000
Construction of Riverbank Protection along Lian River, Nasugbu Section, Nasugbu, Batangas	75,000,000
Malabon-Navotas District Engineering Office	745,000,000

Construction of Riverwall and Road Dike (Phase 4), Brgy. Dampalit, Malabon City	50,000,000
Construction of Riverwall and Road Dike (Phase 5), Brgy. Dampalit, Malabon City	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1003
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Riverwall and Road Dike (Phase 6), Brgy. Dampalit, Malabon City	50,000,000
Construction of Riverwall and Road Dike (Phase 7), Brgy. Dampalit, Malabon City	50,000,000
Construction of Riverwall and Road Dike (Phase 8), Brgy. Dampalit, Malabon City	50,000,000
Construction of Riverwall and Road Dike along Batasan River (Phase I), Brgy. Dampalit Malabon City	50,000,000
Construction of Riverwall and Road Dike along Batasan River (Phase II), Brgy. Dampalit, Malabon City	50,000,000
Construction of Riverwall and Road Dike along Batasan River (Phase III), Brgy. Dampalit, Malabon City	50,000,000
Construction of Riverwall and Road Dike along Batasan River (Phase IV), Brgy. Dampalit, Malabon City	50,000,000
Construction of Riverwall and Road Dike along Batasan River (Phase V), Brgy. Dampalit, Malabon City	50,000,000
Construction/Improvement of Riverwall along Catmon River, Brgy. Catmon, Malabon City	50,000,000
Construction/Rehabilitation of Pumping Station, Brgy. Catmon, Malabon City	15,000,000
Construction/Rehabilitation of Pumping Station, Brgy. Muzon, Malabon City	15,000,000
Construction/Rehabilitation of Pumping Station, Brgy. Tonsuya, Malabon City	15,000,000
Construction/Sealing/Raising of Riverwall along Malabon-Tullahan River (Malabon Bridge-Longos Pumping Station) Tannery Compound Side, Brgy. Longos, Malabon City	50,000,000
Construction/Sealing of DPWH Malabon-Navotas DEO Property, Malabon City	50,000,000
Construction/Sealing/Improvement of Riverwall along Malabon-Tullahan River, Brgy. San Agustin, Malabon City	50,000,000
Metro Manila 1st District Engineering Office	260,000,000

Bank Improvement/Protection along Panday River, Palingon Tipas, Taguig City	50,000,000
Bank Improvement/Protection along Panday River, Sta. Ana, Pateros, Metro Manila	50,000,000
Bank Improvement/Protection along Pateros River, Brgy. Aguho (Phase V), Pateros, Metro Manila	50,000,000
Excavation of Manggahan Floodway. Brgy. Rosario, Pasig City	50,000,000
Improvement/Rehabilitation of Buli Creek Boundary going to Cainta, Brgy. Sta. Lucia, Pasig City	30,000,000
Improvement/Rehabilitation of Ilugin Creek, Pasig City	30,000,000
Region I	455,000,000

Ilocos Sur 1st District Engineering Office	100,000,000

Construction of Flood Control along Cabugao River in Cacadiran, Cabugao, Ilocos Sur	50,000,000

1004	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Flood Control along Parsua River in Barbarit, Magsingal, Ilocos Sur	50,000,000
Pangasinan 3rd District Engineering Office	250,000,000

Construction of Bank Protection, Lapaz-Papallasen, Umingan, Pangasinan	30,000,000
Construction of Flood Control Structure along Ambayaon River, San Rafael, San Nicolas, Pangasinan	20,000,000
Construction of Flood Control Structures along Banila River, Diket-Don Justo Abalos, Umingan, Pangasinan	50,000,000
Construction of Flood Control Structures along Banila River, Don Justo Abalos, Umingan, Pangasinan	50,000,000
Construction/Extension of Bank Protection Agno River Control Project, Papallasen, Umingan, Pangasinan	50,000,000
Construction/Extension of Riverbank Protection Along Batchelor-Cacandungan, Natividad, Pangasinan	50,000,000
Pangasinan 4th District Engineering Office	105,000,000

Construction of Protection Works along Angalacan River, Brgy. Coral, Mapandan, Pangasinan	5,000,000
Construction of Protection Works along Cava Creek, Brgy. Ilang, San Carlos City, Pangasinan	5,000,000
Construction of Protection Works along Ingalera River, Brgy. Barang, Malasiqui, Pangasinan	5,000,000
Construction of Protection Works along Ingalera River, Brgy. Bogtong, Malasiqui, Pangasinan	5,000,000
Construction of Protection Works along Ingalera River, Brgy. lcan, Malasiqui, Pangasinan	5,000,000
Construction of Protection Works along Ingalera River, Brgy. Nansangaan, Malasiqui, Pangasinan	5,000,000
Construction of Protection Works along Ingalera River, Brgy. Nellntap, San Carlos City, Pangasinan	5,000,000
Construction of Protection Works along Ingalera River, Brgy. Talospatang, Malasiqui, Pangasinan	5,000,000
Construction of Protection Works along Ingalera River, Lumbang Section, Calasiao, Pangasinan	5,000,000
Construction of Protection Works along San Juan River, Brgy. Lillmasan, San Carlos City, Pangasinan	10,000,000
Protection Works along Agno River, Barangay Warding, Bayambang, Pangasinan	50,000,000
Region III	840,000,000

Bataan 1st District Engineering Office	150,000,000

Construction/Rehabilitation of Flood Control Projects along Colo River, Luacan Section, Phase B, Dinalupihan, Bataan	50,000,000
Improvement of Quirong - San Pedro River, Hermosa, Bataan	50,000,000
Improvement/Rehabilitation of Flood Control Structures along Hermosa, Bataan	50,000,000
Bulacan 1st District Engineering Office	500,000,000

Construction of revetment at Abulalas Hagonoy, Bulacan	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1005
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of revetment at Balungao, Calumpit, Bulacan	50,000,000
Construction of revetment at Carillo, Hagonoy, Bulacan	50,000,000
Construction of revetment at Cut-cot, Pulilan, Bulacan	50,000,000
Construction of revetment at Iba Este, Calumpit, Bulacan	50,000,000
Construction of revetment at Paltao Pulilan, Bulacan	50,000,000
Construction of revetment at Panducot, Calumpit, Bulacan	50,000,000
Construction of revetment at Pungo, Calumpit, Bulacan	50,000,000
Construction of revetment at Sta. Lucia, Calumpit, Bulacan	50,000,000
Construction of revetment at Sto. Niño, Calumpit, Bulacan	50,000,000
Bulacan 2nd District Engineering Office	50,000,000

Construction of Flood Control Structures along Dagat-Dagatan-San Agustin Creek, San Rafael, Bulacan	50,000,000
Pampanga 2nd District Engineering Office	90,000,000

Construction/Rehabilitation of Slope Protection along Gumain River Carmencita Section, Floridablanca, Pampanga	40,000,000
Improvement/Rehabilitation of Dike along Porac River, Sta. Rita Section to Solib Section, Lubao, Pampanga	50,000,000
Tariac 2nd District Engineering Office	50,000,000

Rehabilitation/Improvement of Existing Dike along Lucung River, (Santiago Section, Right Bank) Upstream of Santiago Bridge, Concepcion, Tariac	50,000,000
Region IV-A	684,500,000

Regional Office IV-A	40,000,000

Construction of Revetment along Bacoor River Phase II, Bacoor City, Cavite	40,000,000
Batangas 1st District Engineering Office	150,000,000

Construction of Riverbank Protection along Pansipit River, Palanas Section, Lemery, Batangas	50,000,000
Construction of Riverbank Protection along Pansipit River, Bagong Sikat Section, Lemery, Batangas	50,000,000
Construction of Riverbank Protection along Pansipit River, District 2 Section, Batangas	50,000,000
Batangas 2nd District Engineering Office	25,000,000

Construction of Seawall of Brgy. Bulacan to Calamlas, Mabini, Batangas	25,000,000
Batangas 4th District Engineering Office	19,500,000

Construction of Flood Control at Barangay Fernando Air Base, Lipa City, Batangas	11,500,000
Rehabilitation/Improvement of Flood Control Structure at Barangay San Salvador, Lipa City, Batangas	3,000,000
Rehabilitation/Improvement of Flood Control Structure at Barangay Tambo, Lipa City, Batangas	5,000,000
Laguna 2nd District Engineering Office	450,000,000

Construction of Flood Control Structure, Brgy. Malaban, Biñan City, Laguna	50,000,000

1006	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along Canlubang Waterways, (near Canlubang Bridge), Calamba, Laguna	50,000,000
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along San Cristobal River, Brgy. Cristobal, Calamba, Laguna	50,000,000
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along San Cristobal River, Brgy. Looc, Calamba, Laguna	50,000,000
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along San Cristobal River, Brgy. Parian, Calamba, Laguna	50,000,000
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along San Juan River, Brgy. Parian, Calamba, Laguna	50,000,000
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along San Juan River, Brgy. Sampiruhan, Calamba, Laguna	50,000,000
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along San Juan River, Brgy. San Juan, Calamba, Laguna	50,000,000
Construction/Maintenance of Flood Mitigation Structures and Drainage System-Construction of River Control along Tabon Waterways, (near Bayog-Sto. Domingo Bridge), Brgy, Sto. Domingo, Bay, Laguna	50,000,000
Region IV-B	20,000,000

Mindoro Occidental District Engineering Office	20,000,000

Construction/Maintenance of Flood Mitigation Structures and Drainage System, Mamburao River (Cabacao Section), Abra de Ilog, Mindoro Occidental	20,000,000
Region V	1,272,800,000

Albay 1st District Engineering Office	40,000,000

Reconstruction and Repair of the Barlis River/Flood Control, Barlis, Tiwi, Albay	20,000,000
Reconstruction and Repair of the Mayong River/Flood Control, Brgy. Mayong, Tiwi, Albay	20,000,000
Albay 2nd District Engineering Office	300,000,000

Construction of Flood Mitigation System along Brgy. Gabawan-Kiwalo-Bagumbayan River (Kiwalo Section), Daraga, Albay	50,000,000
Construction of Flood Mitigation System along Brgy. Kiwalo-Bagumbayan River (Bagumbavan Section), Daraga, Albay	50,000,000
Construction of Flood Mitigation System along Cawayan River, Cawayan, Manito, Albay	50,000,000
Construction of Flood Mitigation System along Sitlo Agna (Upstream Section), Imalnod, Legazpi City	50,000,000
Construction of Flood Mitigation System along Taysan River (Downstream Section), Legazpi City	50,000,000
Construction of Matanag-Arimbay Flood Control System (Arimbay Section), Legazpi City	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1007
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Camarines Sur 4th District Engineering Office	2,000,000

Construction/Continuation of Seawall (Flood Control), Sogod, Tinambac, Camarines Sur	2,000,000
Camarines Sur 5th District Engineering Office	5,000,000

Construction of Flood Control/Slope Protection, Brgy. La Medalla, Baao, Camarines Sur	5,000,000
Catanduanes District Engineering Office	100,000,000

Construction of Flood Control along Hitoma River (Obi Section), Caramoran, Catanduanes	50,000,000
Construction/Improvement of Bocon Causeway/Seawall, Barangay Bocon, Caramoran, Catanduanes	50,000,000
Masbate 1st District Engineering Office	270,000,000

Construction of Claveria Shore Protection/Causeway, Claveria, Masbate Phase 3	50,000,000
Construction of Claveria Shore Protection/Causeway, Claveria, Masbate Phase 4	50,000,000
Construction of Flood Control Mitigation Structures along Buenos Aires River, Valparaiso, San Fernando, Masbate	50,000,000
Construction of Flood Mitigation Structures at Biton River Sta. 0+000 - Sta. 000+435. Brgy. Rizal, Monreal, Masbate	20,000,000
Construction of Revetment at Mapanique River (Downstream Section), Brgy. Mapanique, San Pascual, Masbate	50,000,000
Construction of Revetment at San Rafael River, Brgy. San Rafael, San Pascual, Masbate	50,000,000
Sorsogon 2nd District Engineering Office	555,800,000

Construction of Flood Control Structure at San Antonio River, Sta. Magdalena, Sorsogon	49,750,000
Construction of Flood Control Structure at San Isidro River, Sta. Magdalena, Sorsogon	49,750,000
Construction of Flood Control Structure at San Roque River Phase I, Sta. Magdalena, Sorsogon	49,500,000
Construction of Flood Control Structure at San Roque River Phase 2, Sta. Magdalena, Sorsogon	49,800,000
Construction of River Control Structure at Brgy. Bolo, Matnog, Sorsogon	49,000,000
Construction of River Control Structure at Brgy. Camachile - Brgy. Tablac, Matnog, Sorsogon	40,000,000
Construction of River Control Structure at Brgy. Camcaman - Brgy. Camachile, Matnog, Sorsogon	35,000,000
Construction of River Control Structure at Brgy. Casini, Irosin, Sorsogon	50,000,000
Construction of River Control Structure at Brgy. Manjumlad, Matnog, Sorsogon	40,000,000
Construction of River Control Structure at Brgy. Pawa, Matnog, Sorsogon	45,000,000
Construction of River Control Structure at Brgy. Sisigon, Matnog, Sorsogon	48,000,000
Construction of River Control Structure at Brgy. Tabon-Tabon, Irosin, Sorsogon	50,000,000

1008	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Region VII	17,000,000
Bohol 3rd District Engineering Office	17,000,000

Construction of Drainage System, Brgy. Cambaol, Alicia, Bohol	2,000,000
Construction of Flood Control, Brgy. Sawang, Loboc, Bohol	5,000,000
Construction of Panangatan River Control, Valencia, Bohol	10,000,000
Region VIII	50,000,000

Leyte 5th District Engineering Office	50,000,000

Construction/Extension of Kiga Flood Control, Dungcaan River, Drainage System, Brgy. Sta Cruz, Baybay City, Leyte	50,000,000
Region X	150,000,000

Camiguin District Engineering Office	50,000,000

Construction of Seawall Along Camiguin Circumferential Road, Camiguin	50,000,000
Lanao del Norte 2nd District Engineering Office	100,000,000

Construction of Flood Control Structure at Dodiongan Bridge Upstream, Digkilaan Side, Iligan City, Lanao del Norte	50,000,000
Flood Control along Lagkomg Section (Sta. 0+000 - 0+250), Brgy. Libandayan, Iligan City, Lanao del Norte	50,000,000
Region XI	2,056,500,000

Davao City 2nd District Engineering Office	550,000,000

Construction of Concrete Revetment on Steel Sheet Piles at Lipadas River (Piedad-Lobogan Section), Tugbok District, Davao City	50,000,000
Construction of Concrete Revetment on Steel Sheet Piles at Talomo River (Alcantara Section), Tugbok District, Davao City	50,000,000
Construction of Concrete Revetment on Steel Sheet Piles at Talomo River (Riverside), Tugbok District, Davao City	50,000,000
Construction of Concrete Revetment on Steel Sheet Piles at Talomo River (Tugbok Section) Phase 1, Tugbok District, Davao City	50,000,000
Construction of cut-off wall at Brgy. Angalan, Tugbok District, Davao City	50,000,000
Installation of Gabions and Mattresses along Talomo River, sta 3+000 to sta 3+630 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Talomo River, sta 3+000 to sta 3+630 right bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Talomo River, sta 3+630 to sta 4+260 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Talomo River, sta 3+630 to sta 4+260 right bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Talomo River, sta 4+260 to sta 4+890 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Talomo River, sta 4+260 to sta 4+890 right bank, Davao City	50,000,000
Davao City District Engineering Office	1,400,000,000

Installation of Gabions and Mattresses along Bago River, sta 3+000 to sta 3+630 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Bago River, sta 3+000 to sta 3+630 right bank, Davao City	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1009
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Installation of Gabions and Mattresses along Bago River, sta 3+630 to sta 4+260 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Bago River, sta 3+630 to sta 4+260 right bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Bago River, sta 4+260 to sta 4+890 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Bago River, sta 4+260 to sta 4+890 right bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 3+700 to sta 4+400 right bank, Reach 2 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 3+890 to sta 4+600 left bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 3+890 to sta 4+600 right bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 4+400 to sta 5+100 right bank, Reach 2 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 4+600 to sta 5+300 left bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 4+600 to sta 5+300 right bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 5+100 to sta 5+800 right bank, Reach 2 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 5+300 to sta 6+000 left bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 5+300 to sta 6+000 right bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 5+800 to sta 6+500 right bank, Reach 2 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 6+000 to sta 6+700 left bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 6+000 to sta 6+700 right bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 6+700 to sta 7.400 left bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Bunawan River, sta 6+700 to sta 7.400 right bank, Reach 1 Davao City	50,000,000
Installation of Gabions and Mattresses along Matina River, sta 7+060 to sta 8+620 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Matina River, sta 7+060 to sta 8+620 right bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Matina River, sta 7+500 to sta 8+060 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Matina River, sta 7+500 to sta 8+060 right bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Matina River, sta 8+620 to sta 9+180 left bank, Davao City	50,000,000

1010	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Installation of Gabions and Mattresses along Matina River, sta 8+620 to sta 9+180 right bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Matina River, sta 9+180 to sta 9+740 left bank, Davao City	50,000,000
Installation of Gabions and Mattresses along Matina River, sta 9+180 to sta 9+740 right bank, Davao City	50,000,000
Davao del Norte District Engineering Office	106,500,000

Concreting of Creek In Mabuhay, Capungagan, Kapalong, Davao del Norte	1,000,000
Construction of Creek Concrete Lining From Prk. 12 Going to Prk, 10-A, San Miguel, Taqum City, Davao del Norte	5,000,000
Construction of Creek Concrete Lining from Purok 12 to Purok 10-A, San Miguel, Taqum City, Davao del Norte	5,000,000
Construction of Flood Control/Gabion along Poblacion Palma Gil, Talaingod, Davao del Norte	40,000,000
Flood Control (Creek) at Prk 6A, 6B, Capungagan, Kapalong, Davao del Norte	500,000
Rehabilitation Of Creek of Prk. 6A to Prk. 5, Pamacaun, Asuncion, Davao del Norte	50,000,000
River Diversion, Prk. 6B (Sugabo Area), Sto. Niño, Talaingod, Davao del Norte	5,000,000
Region XIII	480,000,000

Surigao del Sur 1st District Engineering Office	480,000,000

Construction of Bayogo Flood Control, Madrid, Surigao del Sur	50,000,000
Construction of Dawis River Dike Upstream, Tandag, Surigao del Sur	50,000,000
Construction of Dike Revetment along Tago River Basin (Alba Section) Protecting the National Highway, Tago, Surigao del Sur	50,000,000
Construction of Dike Revetment along Tago River Basin (Caromata Section) Protecting the NIA Dam, San Miguel, Surigao del Sur	50,000,000
Construction of Dike Revetment along Tago River Basin (Gamut Section) Protecting Gamut Bridge, Tago, Surigao del Sur	50,000,000
Construction of Dike Revetment along Tago River Basin (San Miguel Proper Section) Protecting San Miguel Bridge and Poblacion, San Miguel, Surigao del Sur	50,000,000
Construction of Tago River Bank Protection, San Miguel, Surigao del Sur	30,000,000
Construction of Tandag Flood Control, Tandag City, Surigao del Sur	50,000,000
Construction of Tandag Seawall, Bag-ong Lungsud, Tandag City, Surigao del Sur	50,000,000
Construction of Telaje Flood Control, Telaje, Tandag City, Surigao del Sur	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1011
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
National Roads and Bridges	17,161,390,000

National Roads	15,891,390,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	15,891,390,000

National Capital Region	14,225,636,000

Central Office	14,200,276,000

Gumaca-Pitogo-Mulanay-Sn Narciso Rd (S04256LZ) - K0216+586 - K0217+087, K0233+838 - K0234+000, K0234+293 - K0234+358, K0234+369 - K034+900, K0236+254 - K0234+240, K0241+600 - K0242+300, K0256+501 - K0256+720	100,000,000
Asphalt Overlay along Bato - Bontoc Road, K1124+000 - K1125+950, Southern Leyte	55,000,000
Asphalt Overlay along Bdry. So. Leyte - Maasin - Macrohon - Sogod - Jct. Daang Maharlika Road, K1157+588 - K1160+000, Southern Leyte	100,000,000
Asphalt Overlay along Bdry. So. Leyte - Maasin - Macrohon - Sogod - Jct. Daang Maharlika Road, K1175+000 - K1181+000, Southern Leyte	100,000,000
Asphalt Overlay along Bdry. So. Leyte-Maasin-Macrohon-Sogod-Daang Maharlika Road K1124+925-K1127+560, K1148+650-K1150+850	100,000,000
Asphalt Overlay along Bdry. So. Leyte-Maasin-Macrohon-Sogod-Daang Maharlika Road K1128+000-K1132+000, K1160+000-K1161+000, K1171+000-K1172+000, K1173+000-K1175+000	100,000,000
Asphalt Overlay along Bdry. So. Leyte-Maasin-Macrohon-Sogod-Daang Maharlika Road K12048+980-K1206+604, K1209+000-K1212+046	100,000,000
Asphalt Overlay along Jct. Himay-angan-Silago-Bdry. Abuyog Road, K1061+000 - K1063+200, K1079+000-K1081+982	100,000,000
Asphalt Overlay along Jct. Himay-angan-Silago-Bdry. Abuyog Road, K1085+000-K1087+800, K1110+000-K1112+220	100,000,000
Asphalt Overlay along Jct. Himay-angan-Silago-Bdry. Abuyog Road, K1120+248-K1122+000, K1125+044-K1128+100	100,000,000
Asphalt Overlay Bdry. Abuyog - Silago Road, K1000+000-K1002+928, K1004+408-K1007+520	73,408,000
Asphalt Overlay along Bdry. So. Leyte-Maasin-Macrohon-Sogod-Jct. Daang Maharlika (LT) K1189+000 - K1194+000	100,000,000
Asphalt Overlay along Bdry. So. Leyte-Maasin-Macrohon-Sogod-Jct. Daang Maharlika (LT) K1194+200 - K1204+176	100,000,000
Asphalt Overlay along Bdry. So. Leyte-Maasin-Macrohon-Sogod-Jct.Daang Maharlika (LT) K1199+200 - K1294+176	100,000,000
Asphalt Overlay along Butuan City-Cagayan de Oro-Iligan Road, (Baan-Ampayon Section). Butuan City, Agusan del Norte, Package 1	150,000,000
Asphalt Overlay along Butuan City-Malaybalay Road, K1241+474 - K1242+051, K1244+669 - K1248+812	100,000,000
Asphalt Overlay along Butuan City-Masao Port Road, Butuan City, Agusan del Norte, Package 1	150,000,000
Asphalt Overlay along Butuan City-Masao Port Road, Butuan City, Agusan del Norte, Package 2	120,000,000
Asphalt Overlay along C. M. Recto Avenue (Legarda to Quezon Boulevard), Manila City	26,180,000

1012	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Asphalt Overlay along Daang Maharlika (LT) K1019+222 - K1024+200	100,000,000
Asphalt Overlay along Daang Maharlika (LT) K1024+400 - K1029+400	100,000,000
Asphalt Overlay along Daang Maharlika (LT) K1029+500 - K1034+500	100,000,000
Asphalt Overlay along España Boulevard (Morayta to Welcome Rotonda), Manila City	83,960,000
Asphalt Overlay along España Boulevard (Welcome Rotonda to Paqulta), Manila City	82,915,000
Asphalt Overlay along Himay-angan-Silago-Bdry. Abuyog Road, K1081+000 - K1085+000, K1087+000 - K1089+000, K1092+247 - K1093+000, Southern Leyte	100,000,000
Asphalt Overlay along Legazpi City-Punta de Jesus Road, KO541+776-KO544+000, KO555+300-KO556+000, KO563+413-KO566+000, Legazpi, Albay	100,000,000
Asphalt Overlay along Legazpi City-Punta de Jesus Road, KO545+067-KO549+432, Legazpi, Albay	100,000,000
Asphalt Overlay along Legazpi City-Punta de Jesus Road, KO567+077-KO571+136, Legazpi, Albay	100,000,000
Asphalt Overlay along Legazpi City-Punta de Jesus Road, KO573+000-KO577+761, Legazpi, Albay	100,000,000
Asphalt Overlay along Liloan - San Ricardo Road, K1063+000 - K1068+000, Southern Leyte	100,000,000
Asphalt Overlay along Liloy - Ipil Road, K1972+500 - K1973+500, K1979+020 - K1981+500, Zamboanga del Norte	92,000,000
Asphalt Overlay along Liloy - Siocon Road (Gutalac Section) KO200+000 - K2003+000, Zamboanga del Norte	80,000,000
Asphalt Overlay along Marbel - Makar Road, K1663+047 - K1667+028	150,000,000
Asphalt Overlay along Sindangan - Liloy Road (Intermittent Section) K1933+448 - K1935+000, K1936+000 - K1937+000, K1941+000 - K1942+000, K1955+850 - K1956+000, Zamboanga del Norte	60,000,000
Asphalt Overlay Daang Maharlika (LZ) - K0058 + 936.5 - K0059 + 292, K0059 + 292 - K0059 + 576, K0059 + 576 - K0060 + 143.84, K0060 + 927.24 - K0060 + 988.3	78,000,000
Asphalt Overlay including Drainage System along Legazpi City-Punta de Jesus Road KO552+000-KO552+114, KO578+000-KO579+190, Legazpi, Albay	100,000,000
Asphalt Overlay of Dumaguete South Road - K0002+041 - K0005+200, Dumaguete City, Negros Oriental	70,000,000
Asphalt Overlay of Lumban-Cavinti Caliraya Road K0095+042-K0096+666, K0100+631-K0103+330, K0108+182-K0111+430	100,000,000
Asphalt Overlay of Majayjay-Lucban Road K0116+076-K0122+259	75,000,000
Asphalt Overlay of Marikina Infanta Road K0076+000-K081+590	100,000,000
Asphalt Overlay of Mindoro West Coastal Road (MWCR) K0241+000 -K0245+000- S00095MR	150,000,000
Asphalt Overlay of Rizal Boundary-Famy-Quezon Boundary Road K0069+200- K0072+860	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1013
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Asphalt Overlay of San Jose - Caminawit Port Road, K0237+(-663) - K0240+209 - S00149MR	150,000,000
Asset Preservation Program-Preventive Maintenance-Primary Roads Calamba-Sta. Cruz-Famy Jct Rd - K0054+000 - K0054+450, K0054+457 - K0055+744, K0055+750 - K0056+000	70,000,000
Capiz-Aklan Rd - K0331+120 - K0332+415, K0332+849 - K0332+902, K0333+147 - K0333+979	51,650,000
Capiz-Aklan Rd - K0338+972 - K0340+187, K0340+213 - K0345+448, K0345+474 - K0346+171	144,600,000
Construction/Rehabilitation/Improvement of Roads with Slope Collapse and Landslide along Jct. Talubin-Barlig-natonin-Paracelis -Calaccad Road, KO433+100 - KO433+300	100,000,000
Construction/Rehabilitation/Improvement of Roads with Slope Collapse and Landslide along Jct. Talubin-Barllg-natonin-Paracells-Calaccad Road, KO436+600 - KO436+900	70,000,000
Construction/Rehabilitation/Improvement of Roads with Slope Collapse and Landslide along Jct. Talubin-Barlig-natonin-Paracelis-Calaccad Road, KO440+600 - KO440+900	80,000,000
Asphalt Overlay, Daang Maharlika (Agusan Davao Road), K1247+277-K1247+383, K1248+174-K1245+264, K1266+000-K126+105, K1266+284-K1267+000, K1267+000- K1267+569, K1268+000-K1270+110, K1270+520-K1272+000, K1281+000-K1284-345, Agusan del Norte	150,000,000
Asphalt Overlay, Daang Maharlika (Agusan Davao Road), K1281+565-K122+000, K1287+910+K1288+964, K1290+845-K1294+001, K1294+305-K1295+000, K1295+000-K1295+633, K1297+125-K1294+959, K1302+858-K1303+660 Agusan del Norte	140,000,000
Construction (Completion) of the East West Lateral Road connecting Agusan del Sur/Agusan del Norte to Bukidnon Agusan-Malayabalay Road, Esperanza (Package 5), Esperanza, Agusan del Sur	150,000,000
Construction (Completion) of the East West Lateral Road connecting Agusan del Sur/Agusan del Norte to Bukidnon Agusan-Malayabalay Road, Esperanza (Package 6), Esperanza, Agusan del Sur	100,000,000
Construction (Completion) of the East West Lateral Road connecting Agusan del Sur/Agusan del Norte to Bukidnon Agusan-Malayabalay Road, Esperanza (Package 7), Esperanza, Agusan del Sur	110,000,000
Construction of Brgy. Lingyao-Interinm Brgy. Lawan-Lawan road in support of Las Nieves, Buenavista, Naslpit, Carmen (LASBUENASCAR) Sustainable Agro-Forestry Development Project (Package 1), Las Nieves, Agusan del Norte	100,000,000
Construction/Upgrading/Rehabilitation of Drainage along National Road Palico -Balayan-Batangas Road, K099 + 102 - K0100 + 853, Brgy. Tuyon-Tuyon, Putol, Tuv, Batangas	75,000,000
Construction/Upgrading/Rehabilitation of Drainage along National Road Palico-Balayan-Batangas Road, K103 + 258 - K105 + 800, Brgy. Munting Tubig, Lanatan, Balayan, Batanoas	75,000,000
Construction/Upgrading/Rehabilitation of Drainage along National Road Palico-Balayan-Batangas Road, K123 + 550 - K126 + 710, Brgy. Matingain I, Matingain II, Bucal, Tubigan, Lemerv, Batangas	75,000,000

1014	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Asset Preservation, Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 144+000 - Sta. 144+195, Sta. 144+210 - Sta. 144+270	100,000,000
Asset Preservation, Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 145+000 - Sta. 145+175	65,000,000
Asset Preservation, Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 146+350 - Sta. 146+510	90,000,000
Iloilo-Capiz Rd (Old Route) - K0070+-371 - K0072+000, K0081+000 - K0082+000, K0083+000 - K0083+860	124,200,000
Iloilo-Capiz Rd (Old Route) - K0071+915 - K0071+943, K0075+030 - K0075+078, K0076+708 - K0076+782, K0077+158 - K0077+184, K0077+713 - K0077+749, K0078+055 - K0078+082, K0078+561 - K0078+584, K0078+660 - K0078+692, - K0080+579 - K0080+720, K0080+805 - K0080+841, K0081+103 - K0081+148, K0085+276 - K0085+310, K0085+847 - K0085+888	53,900,000
Iloilo-Capiz Rd (Old Route) - K0081+000 - K0088+180, K0088+210 - K0089+180	238,470,000
Iloilo-Capiz Rd (Old Route) - K0090+956 - K0099+577	245,370,000
Iloilo-Capiz Rd. (New Route) - K0064+-865 - K0070+191	141,600,000
Iloilo-Capiz Rd. (New Route) - K0070+212 - K0079+373	182,600,000
Iloilo-Capiz Rd. (New Route) - K0079+572 - K0088+000	170,160,000
Installation/Rehabilitation of Slope Stability along Baguio - Bontoc Road, Rocknetting along Tiktik Section, KO390+100 - KO390+350	100,000,000
Installation/Rehabilitation of Slope Stability along Mountain Province - Ilocos Sur via Tue Road, Rocknetting along Calacaban Section, KO391+100 - KO392+200	90,000,000
Installation/Rehabilitation of Slope Stability along Mountain Province - Nueva Viscaya Road, Rocknetting along Talubin Section, KO375+950 - KO376+900	100,000,000
Intersection along Molino Blvd (North Bound), including RROW K0019 + 820 - K0019 + 840 Phase I, Bacoor City, Cavite	300,000,000
Intersection along Molino Blvd (North Bound), including RROW K0019 + 820 - K0019 + 840 Phase II, Bacoor City, Cavite	300,000,000
Jct Nat’l Rd Jamindan-Linambasan-Camp V Peralta Rd - K0108+-112 - K0113+714	92,000,000
Network Development – Road Widening – Tertiary Roads – Jct Layac – Balanga – Mariveles Port Road, Bataan	50,000,000
P. Burgos-Pototanin Jct - K0157+863 - K0162+698, K0162+709 - K0164+872	100,000,000
Padre Burgos - Pototanin Jct. Road - K0154+865 -K0157+000, K0158+631- K0161+896 Padre Burgos, Quezon	100,000,000
Preventive Maintenance - Primary Roads - Manila-Cavite (NCR Bdry- Jct. Cavite City Section) (S01918LZ)-K0016 + 223 - K0017 + 723	100,000,000
Preventive Maintenance - Primary Roads - Manila-Cavite (NCR Bdry. Jct. Cavite City Section) (S01918LZ)-K0017 + 723 - K0019 + 223	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1015
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Preventive Maintenance - Primary Roads - Ormoc-Baybay -Southern Leyte Bdry Road, K1022+836 - K1027+517	100,000,000
Preventive Maintenance - Secondary Roads - Palompon-Isabel-Merida-Ormoc Road, K1106+784 - K1109+200	100,000,000
Preventive Maintenance - Secondary Roads - Palompon-Isabel-Merida-Ormoc Road, K1114+000 - K1119+000	100,000,000
Preventive Maintenance along Butuan City - Cagayan De Oro - Iligan City Road, Balingoan to Kinoguitan Section, Sta. 1355 + (-1103) -1361 + 881, Misamis Oriental	200,000,000
Preventive Maintenance along Butuan City - Cagayan De Oro - Iligan City Road, Laguindingan - Libertad Section, Sta. 1460 + 000 - 1482 + 000, Misamis Oriental	200,000,000
Preventive Maintenance along Lanao del Norte Interior Circum. Rd. (LDNICR) (K1527 + -567 - K1532 + 190), Iligan City, Lanao del Norte	150,000,000
Preventive Maintenance of Road Asphalt Overlay Along Surigao City- San Juan Coastal Road	100,000,000
Preventive Maintenance, Butuan City-Cagayan de Oro City-Iligan City Road, Misamis Oriental, K1350 + 000 -K1355 + 000 (with exception)	150,000,000
Preventive Maintenance, Butuan City-Cagayan de Oro City-Iligan City Road, Misamis Oriental, K1355 + 000 -K1360 + 000 (with exception)	150,000,000
Preventive Maintenance, Butuan City-Cagayan de Oro City-Iligan City Road, Misamis Oriental, K1360 + 000 -K1365 + 000 (with exception)	150,000,000
Preventive Maintenance, Butuan City-Cagayan de Oro City-Iligan City Road, Misamis Oriental, K1382 + 000 -K1387 + 000 (with exception)	150,000,000
Preventive Maintenance, Butuan City-Cagayan de Oro City-Iligan City Road, Misamis Oriental, K1435 + 820 -K1438 + 150 (with exception)	150,000,000
Preventive Maintenance, Butuan City-Cagayan de Oro City-Iligan City Road, Misamis Oriental, K1438 + 150 -K1440 + 480 (with exception)	150,000,000
Preventive Maintenance, Butuan City-Cagayan de Oro City-Iligan City Road, Misamis Oriental, K1440 + 480 -K1442 + 30 (with exception)	100,000,000
Rehabilitation of C-5 Road (North Bound), Pasig City	68,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 145+564 - Sta. 145+770	100,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 146+116 - Sta. 146+280	65,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 146+580 - Sta. 146+800	100,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 147+040 - Sta. 147+140	55,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 148+635 - Sta. 148+765, Sta. 149+060 - Sta. 149+225	90,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. Sta. 146+010 - Sta. 146+116	75,000,000
Rehabilitation of Tagum-Panabo Circumferential K1477+578 - K1480+000 (Asphalt Overlay with application of Thermoplastic Pavement Markings), Davao del Norte	100,000,000

1016	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Rehabilitation/Improvement (Asphalt Overlay) PPNR K0067+298 - K0081+222, Puerto Princesa City, Palawan	187,000,000
Rehabilitation/Improvement (Asphalt Overlay) PPSR Jct. Napsan - Apurawan Road, K0023+(-069) - K0027+086, K0049+000 - K0054+157	192,000,000
Rehabilitation/Improvement (Asphalt Overlay) PPSR K0028+525 - K0033+629, Puerto Princesa City, Palawan	194,000,000
Rehabilitation/Improvement of Agusan-Davao Road (Daang Maharlika) K1458+830 - K1460+500 (Asphalt Overlay with application of Thermoplastic Pavement Markings), Davao del Norte	100,000,000
Rehabilitation/Improvement of Tagum-Panabo Circumferential K1457+750 - K1460+240 (Asphalt Overlay with application of Thermoplastic Pavement Markings), Davao del Norte	100,000,000
Rehabilitation/Reconstruction of Kalinga-Abra via Balbalan-Pinukpuk Rd. with Slips Slope Collapse, and Landslide, Rocknetting along Balbalan Section, K0494+400 - K0494+664	100,000,000
Rehabilitation/Reconstruction of Roads with Slip, Slope Collapse and Landslide/Rock Netting, Abra - Ilocos Norte Road: Km434+200 - Km435+000, Km430+450 - Km431+000	200,000,000
Road Widening including Drainage Improvement, Jct Tawad-Balud Rd K0028 + 944 - K0029 + 910, K0032 + 100 - K0034 + 000, Masbate	97,475,000
Road Widening including Drainage Improvement, Lagta-Crossing-Malinta Rd K0106 + 000, K0108 + 775, Masbate	97,265,000
Road Widening including Drainage Improvement, Masbate-Milagros Rd K0004 + 772 - K004 + 1070, K0004 + 1080 - K0006 + 558, K006 + 577 - K0006 + 709, Masbate	80,000,000
Road Widening of Bacolod North Road (S00408NR), incl. ROW - K0104+474 - K105+940, K112+602 - K115+801	150,000,000
Road Widening of Secondary Road Surigao del Sur Bdry-Davao Or Coastal Rd K1541 + 000 - K1543 + 000, K1547 + 631 - K1547 + 680, K1565 +440 - K1568 + 440 (Cateel Section, Cateel, Davao Oriental	162,786,000
Road Widening of Secondary Road Surigao del Sur Bdry-Davao Or Coastal Rd K1580 + 829 - K1582 + 127, K1582 + 546 - K1584 + 220, K1596 + 664 - K1598 + 178 (Baganga Section), Baganga, Davao Oriental	147,174,000
Road Widening of Secondary Road Surigao del Sur Bdry-Davao Or Coastal Rd K1598 + 178 - K1599 + 664, K1605 + 799 - K1608 + 779, (Baganga Section), Baganga, Davao Oriental	147,140,000
Road Widening of Secondary Road Surigao del Sur Bdry-Davao Or Coastal Rd K1618 + 000 - K1618 + 833, K1627 + 000 - K1628 + 029, K1631 + 270 - K1632 + 151, K1650 + 051 - K1651 + 654 (Caraga Section), Caraga, Davao Oriental	142,549,000
Road Widening of Secondary Road Surigao del Sur Bdry-Davao Or Coastal Rd K1651 + 654 - K1653 + 000, K1657 + 327 - K1660 + 327, (Manay Section), Manay, Davao Oriental	142,549,000
Road Widening of Secondary Road Surigao del Sur Bdry-Davao Or Coastal Rd K1663 + 000 - K1663 + 540, K1664 + 167 - K1664 + 814, K1677 + 060 - K1679 + 000 (Manay-Tarragona Section), Manay, Davao Oriental	102,565,000
Road Widening Tallsay-Laurel-Agoncilio Rd - K0086 + 000 - K0089 + 627, k0089 + 661 - K0090 + 110, K0090 + 450 - K0090 + 1123, K0090 + 1157 - K0091 + 116	70,000,000
Road Widening-Tertiary Road Lipa City-Alaminos Rd - K0084 + 000 - K0084 + 500	52,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1017
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Road Widening-Tertiary Road Lipa-Balete Rd - K0083 + 495 - K0085 + 308	87,000,000
Sigma-Mambusao-Jamindan Rd - K0093+064 - K0094+792	51,810,000
Sn Francisco - Sn Andres - Sn Narciso Rd - K0359+300 - K0366+300	100,000,000
Sn Francisco - Sn Andres - Sn Narciso Rd - K0368+600 - K0369+000, K0371+242 - K0372+000, K0372+300 - K0372+610, K0373+924 - K0374+200, K0374+750- K0375+200, K0376+450 - K0377+431, K0379+120 - K0379+160, K0380+250 - K0380+452, K0382+000 - K0383+000, K0387+600 - K0387+680, K0387+880 - K0387+940 - K0389+350 - K0389+550, K0389+900 - K0389+920	100,000,000
Tapaz-Jamindan-Altavas Rd - K0078+302 - K0079+000, K0079+924 - K0080+229, K0082+164 - K0082+627, K0092+249 - K0093+000, K0104+-879 - K0104+263, K0104+306 - K0105+000, K0107+000 - K0108+000	144,150,000
Tapaz-Jamindan-Altavas Rd - K0078+-411 - K0078+-356, K0078+-320 - K0078+-289, K0087+481 - K0087+589, K0088+149 - K0088+189, K0092+255 - K0092+290, K0094+096 - K0094+128, K0095+340 - K0095+401, K0096+590 - K0096+640, K0097+671 - K0097+712, K0097+817 - K0097+876, K0098+571 - K0098+607, K0099+317 - K0099+362, K0099+616 - K0099+652, K0099+969 - K0099+982, K0101+240 - K0101+272	68,800,000
North Manila District Engineering Office	25,360,000

Asphalt Overlay along G. Tuazon (Antipolo St. to Batanes St), Manila City	25,360,000

Cordillera Administrative Region	540,426,000

Abra District Engineering Office	440,426,000

Rehabilitation with Slip, Soil Collapse and Landslides along Abra-Ilocos Norte Road, K0423+950 - K0425+000	48,200,000
Rehabilitation with Slip, Soil Collapse and Landslides along Abra-Ilocos Norte Road, K0424+500 - K0427+300	49,412,000
Rehabilitation with Slip, Soil Collapse and Landslides along Abra-Kalinga Road, K0438+700 - K0440+050	49,315,000
Rehabilitation with Slip, Soil Collapse and Landslides along Abra-Kalinga Road, K0443+900 - K0445+200	48,751,000
Rehabilitation with Slip, Soil Collapse and Landslides along Abra-Kalinga Road, K0449+000 - K0452+100	49,500,000
Rehabilitation with Slip, Soil Collapse and Landslides along Abra-Kalinga Road, K0451+650 - K0453+000	49,300,000
Rehabilitation with Slip, Soil Collapse and Landslides along Abra-Kalinga Road, K0452+000 - K0455+000	48,053,000
Rehabilitation/Reconstruction of Road Slips, Slope Collapse and Landslide, Abra - Ilocos Norte Road, K0431+500 - K0431+700	48,045,000
Rehabilitation/Reconstruction of Road Slips, Slope Collapse and Landslide, Abra - Ilocos Norte Road, K0433+010 - K0433+400	49,850,000
Upper Kalinga District Engineering Office	100,000,000

Rehabilitation/Reconstruction of Kalinga-Abra via Balbalan-Pinukpuk Rd. with Slips Slope Collapse, and Landslide, Rocknetting along Balbalan Section, K0492+820 - K0492+950	50,000,000
Rehabilitation/Reconstruction of Kalinga-Abra via Balbalan-Pinukpuk Rd. with Slips Slope Collapse, and Landslide, Rocknetting along Balbalan Section, K0493+230 - K0493+330	50,000,000

1018	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Region III	100,000,000

Pampanga 1st District Engineering Office	100,000,000

Widening/Rehabilitation of Candaba-San Miguel Road, Candaba Pampanga, Package 1	50,000,000
Widening/Rehabilitation of Candaba-San Miguel Road, Candaba Pampanga, Package 2	50,000,000

Region IV-A	435,000,000

Batangas 2nd District Engineering Office	160,000,000

Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 142+614 - Sta. 142+625, Sta. 142+645 - 142+697	25,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 143+528 - Sta. 145+605, Sta. 143+620 - Sta. 143+660	50,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 146+510 - Sta. 146+580	40,000,000
Rehabilitation of Roads with Slips, Slope Collapse and Landslide, Lobo-Malabrigo-Laiya-San Juan Road, Sta. 150+220 - Sta. 150+350	45,000,000
Batangas 3rd District Engineering Office	140,000,000

Rehabilitation/Reconstruction/Upgrading of Damaged Paved Roads Banay-Banay-Mojon-Cuenca Road- K0097 + 300 - K0097 + 560, K0099 + 774 - K0099 + 820, K0100 + 318 - K0100 + 481	13,000,000
Rehabilitation/Reconstruction/Upgrading of Damaged Paved Roads Tanauan-Talisay Tagaytay Road-K0082 + 913 - K0083 + 1044	18,000,000
Rehabilitation/Reconstruction/Upgrading of Damaged Paved Roads-Secondary Roads, Tanauan-Talisay-Tagaytay Rd- K0081 + 172 - K0082 + 196	35,000,000
Road Widening Lipa City - Alaminos Rd - K0084 + 875 - K0085 + 360, K0085+678 - K0086 + 287	44,000,000
Road Widening Talisay-Laurel-Agoncillo Rd - K0094 + 295 - K0096 + 063	30,000,000
Laguna 2nd District Engineering Office	30,000,000

Off-Carriageway Improvement - Primary Roads Calamba - Sta. Cruz - Famy Junction Roa, K0056+100 - K0056+500, K0058+220 - K0058+430, K0060+295 - K0060+450	30,000,000
Quezon 3rd District Engineering Office	105,000,000

Gumaca - Pitogo - Mulanay - San Narcisco Rd (S04259LZ) - K0302+(-445) - K0304+012	50,000,000
San Francisco - San Andres - San Narciso Road K0375+505 - K0375+732	35,000,000
Sn Francisco - Sn Andres - Sn Narciso Rd - K0326+576 -K0326+725, K0375+250 - K0375+300	20,000,000

Region V	120,000,000

Albay 1st District Engineering Office	50,000,000

Rehabilitation/Reconstruction of National Road with Slips, Slope Collapse and Landslides along DM Jct-Legazpi-Sto. Domingo-Tabaco-Tiwi-Cam Sur Bdry Road (Sagad Section), Albay	50,000,000
Masbate 1st District Engineering Office	70,000,000

Rehabilitation of Paved Road with Drainage, Jct Milagros-Baleno-Lagta Rd K0036 + 273 - K0037 + 40, K0039 + 061 - K0039 + 628, Masbate	45,000,000
Rehabilitation of Paved Road with Drainage, Jct Tawad-Balud Rd K0063 + 529 - K0064 + 039, Masbate	25,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1019
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Region VI	120,328,000

Capiz 2nd District Engineering Office	120,328,000

Dao By Pass Road - K0084+-315 - K0084+180, K0084+225 - K0085+204	31,900,000
Iloilo-Capiz Rd (New Route) - K0076 + 092	2,000,000
Iloilo-Capiz Rd (New Route) - K0076 + 449	2,000,000
Iloilo-Capiz Rd (New Route) - K0076 + 649	2,000,000
Jct Nat’l Rd Cuartero-Tapulang-Maayon Rd - K0100+143 - K0100+205, K0104+461 - K0104+492	13,500,000
Jct. Nat’l Rd. Ayuyan-Tinaytayan Rd. - K0092+000 - K0093+200	35,730,000
Jct. Nat’l Rd. Ayuyan-Tinaytayan Rd. - K0093+000 - K0093+924	23,100,000
Roxas City-Cagay-Sibaguan-Balijuagan-Cudlan-Ivisan Rd. - K0101+-241 - K0101+218	10,098,000

Region VII	45,000,000

Negros Oriental 2nd District Engineering Office	45,000,000

Asphalt Overlay along Mayor Ramon T. Pastor Sr. St, - K0000+440 - K0001+352, K0001+397 - K0001+723, Dumaguete City, Negros Oriental	25,000,000
Asphalt Overlay of Dumaguete Airport Rd - K0001+380 - K0002+000, K0002+000 - K0002+590, Dumaguete City, Negros Oriental	20,000,000

Region VIII	225,000,000

Biliran District Engineering Office	180,000,000

Construction of Road Slope Protection Structure (0010) along Biliran Circumferential Road, K1104 + 944 - K1105 + 394, Looc, Cabucgayan, Biliran	45,000,000
Construction of Road Slope Protection Structure (007) along Biliran Circumferential Road, K1075 + 235 - K1075 + 341, K1075 + 417 - K1075 +540, K1075 + 610 - K1075 + 807, K1076 + 020 - K1076 + 345, Tomalistis, Caibiran, Biliran	45,000,000
Construction of Road Slope Protection Structure (008) along Biliran Circumferential Road, K1060 + 508 - K1061 + 100, Inayusan, Kawayan, Biliran	45,000,000
Construction of Road Slope Protection Structure (009) along Biliran Circumferential Road, K1046 + 300 - K1047 + 050, Bulalacao, Kawayan, Biliran	45,000,000
Southern Leyte District Engineering Ofiice	45,000,000

Asphalt Overlay along Bdry. So. Leyte - Maasin - Macrohon - Sogod - Jct. Daang Maharlika Road, K1151+000 - K1157+000, Southern Leyte	45,000,000

Region IX	80,000,000

Zamboanga del Norte 2nd District Engineering Office	80,000,000

Asphalt Overlay along Liloy - Siocon Road (Kipit Section) K1990+500 - K1992+500 (Intermittent), Zamboanga del Norte	30,000,000
Asphalt Overlay along Liloy - Siocon Road (Labason Section) K1981+500 - K1984+900, Zamboanga del Norte	50,000,000

1020	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
National Bridges	1,270,000,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	1,270,000,000

National Capital Region	1,195,000,000

Central Office	1,195,000,000

Construction and Maintenance of Bridges along National Roads, Retrofitting/Strengthening of Permanent Bridges-Tullahan Bridge 1, Quezon City	50,000,000
Construction and Maintenance of Bridges along National Roads, Retrofitting/Strengthening of Permanent Bridges-Tullahan Bridge 2 SB (B02350LZ) and NB (B02349LZ)	50,000,000
Construction of Carac-an Bridge along Surigao-Davao Coastal Road, Surigao del Sur	150,000,000
Construction of Four Lane Bridge, Gangao Bridge along Jct. Milagros-Baleno-Lagta Road, Masbate	80,000,000
Construction of Gravel Road San Francisco - San Andres - San Narciso Road, incl. Quezon 3rd LD (Package 7)	100,000,000
Construction of New Permanent Bridge Carac-an Bridge (B00699MN) along Surigao-Davao Coastal Road	180,000,000
Construction of New Permanent Bridge Daniog Bridge 1 (B00664MN) along Surigao-Davao Coastal Road	82,000,000
Construction of New Permanent Bridge Daniog Bridge 2 (B00665MN) along Surigao-Davao Coastal Road	21,000,000
Construction of New Permanent Bridge Daniog Bridge 3 (B00666MN) along Surigao-Davao Coastal Road	42,000,000
Construction of New Permanent Bridge Hubo Bridge 3 (Parallel Bridge) along Surigao-Davao Coastal Road	110,000,000
Widening of Permanent Bridge - Benoni Br. (B00654MN) along Surigao-Davao Coastal Road	120,000,000
Widening of Permanent Bridge - Gamut Br. (B00654MN) along Surigao-Davao Coastal Road	60,000,000
Widening of Permanent Bridge - Tandag Br. (B00654MN) along Surigao-Davao Coastal Road	150,000,000

Region V	75,000,000

Masbate 1st District Engineering Office	75,000,000

Widening of Bridge, Amoroy Bridge 2 (B00085MT) along Masbate-Cataingan-Placer Road, Masbate	11,000,000
Widening of Bridge, Mahuya Bridge (B00013MT) along Jct. Milagros-Baleno-Lagta Road, Masbate	16,000,000
Widening of Bridge, Mahuya Bridge (B00027MT) along Jct. Crossing-Mandaon Road, Masbate	17,000,000
Widening of Bridge, Sagawsawan Bridge (B00003MT) along Masbate-Cataingan-Placer Road, Masbate	31,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1021
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Local Roads and Bridges	42,611,461,000

Local Roads	40,270,211,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	40,270,211,000

National Capital Region	33,172,261,000

Central Office	32,971,061,000

Access Road Don Juan-Calumayin Road leading to Taal Lake Circumferential Road, Cuenca, Batangas	65,000,000
Access Road leading to SCTEX (Porac Quarry Road), Porac	250,000,000
Access Road leading to Taal Lake Circumferential Road (Alitagtag Section), Alitagtag, Batangas	80,000,000
Asphalt Overlay along Banquerohan - Barlis - Sogoy Road Phase 2, Legazpl, Albay	100,000,000
Asphalt Overlay along Mayor Democrito D. Plaza II Avenue, (Tiniwisan-Macapagal Br.), Butuan City, Agusan del Norte, Package 1	150,000,000
Asphalt Overlay along Mayor Democrito D. Plaza II Avenue, (Tiniwisan-Macapagal Br.), Butuan City, Agusan del Norte, Package 2	150,000,000
Asphalt Overlay along San Jose - Bacacay Poblacion Road, Bacacay, Albay	59,000,000
Asphalt Overlay of Legazpi City - Manito Road (Manito Section), Manito, Albay	100,000,000
Asphalt Overlay of Legazpi City Boulevard, Legazpi, Albay	99,000,000
Asphalt Overlay/Rehabilitation/Improvement of Banaba South - Banaba West Road, Batangas, Batangas	100,000,000
Asphalt Overlay/Rehabilitation/Improvement of Padre Garcia - Rosario Road, Batangas	100,000,000
Asphalt Overlay/Rehabilitation/Improvement of Rosario - Taysan Road (Rosario Section), Rosario, Batangas	100,000,000
Asphalt Overlay/Rehabilitation/Improvement of Rosario - Taysan Road (Taysan Section), Taysan, Batangas	100,000,000
Asphalt Overlay/Rehabilitation/Improvement of San Jose - San Pascul Road (San Jose Section), San Jose, Batangas	100,000,000
Atimonan-Mauban Road (Mauban Side), including ROW and Slope Protection, Quezon Package A, Sta. 0+000 - Sta. 0+924	80,000,000
Atimonan-Mauban Road (Mauban Side), including ROW and Slope Protection, Quezon Package B, Sta. 2+324 - Sta. 2+474-Road Opening, Sta. 2+474 - Sta. 2+594-Bridge	132,500,000
Atimonan-Mauban Road (Mauban Side), including ROW and Slope Protection, Quezon Package C, Sta. 2+594 - Sta. 3+644	87,500,000
Bypass Road at Jct. Davao Cotabato Road (Matina Cross-Sectioning)-Matina Aplaya Road-Jct Matina Aplaya Road, Jct Tulip Drive (Davao-Cotabato Road)-Ecoland Drive-Jct ABS-CBN Quimpo Blvd. Diversion Road (John Paul Section), Davao City	824,080,000
Bypass Road at Jct. Davao Cotabato Road-Central Park (Cordillera Road)-Jct Matina Aplaya Road-Jct Matina Aplaya Road, Davao City	206,384,000

1022	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Bypass Road at Jct. Elpidio Quirino Ave. (Tionko Ave. Section)-Jct Ponciano St. (Davao City Post Office) incl. ROW, Davao City	120,280,000
Bypass Road at Maa Radio Station to Datu Loho St. and Riverside-Jct. Bacaca Road incl. ROW, Davao City	594,152,000
Cagayan de Oro Diversion Road Extension (Jct. Sayre Highway (Balubal) - Manolo Fortich - Malitbog - Claveria - Eureka, Gingoog City Road), Lunocan Section, Bukidnon	150,000,000
Completion of East-West Lateral Road connecting Agusan del Sur/Agusan del Norte to Bukidnon Agusan-Malaybalay Road, Esperanza (Package 10), Agusan del Sur	150,000,000
Completion of East-West Lateral Road connecting Agusan del Sur/Agusan del Norte to Bukidnon Agusan-Malaybalay Road, Esperanza (Package 9), Agusan del Sur	150,000,000
Concreting of Road, Brgy, Maputat, Unisan, Quezon	100,000,000
Concreting of Barangay Road, (InFRES Road), Daguma St., Cristo Rey-Sta. Isabel, San Vicente Norte, I.C., Iriga City	9,000,000
Concreting of Barangay Road, (InFRES Road), Homonhon Bay St., Salvacion - La Trinidad, Iriga City	8,000,000
Concreting of Barangay Road, (InFRES Road), J. Martinez St., Cristo Rey-San Rafael-San Vicente Norte, I.C., Iriga City	10,500,000
Concreting of Barangay Road, (InFRES Road), Paco St., San Vicente Norte-Niño Jesus, Iriga City	11,500,000
Concreting of Barangay Road, (InFRES Road), Salvacion-San Antonio, La Tombo-La Medalla, Iriga City	20,500,000
Concreting of Barangay Road, going to Dump Site, Perpetual Help, Iriga City	3,500,000
Concreting of Brgy. Cansirung-Matin-ao, Maasin, Southern Leyte	100,000,000
Concreting of Brgy. Road of Prk. 1,5,8,7 w/ Bridge Component, Linao, San Isidro, Davao del Norte	150,000,000
Concreting of Calag-itan-Tabjon Road, Hinunangan, Southern Leyte	100,000,000
Concreting of Demoloc-Pinalpalan Road, Brgy. Pinalpalan, Malita, Davao Occidental	100,000,000
Concreting of Demoloc-San Juan, Sta. Marla-Alabel Road, Brgy. San Juan, Sta. Maria, Davao Occidental	100,000,000
Concreting of Local Roads from Jct. National Highway (Nanaga) - Naseco, (w/ Box Culvert), Sto. Niño, Talaingod, Davao del Norte	69,500,000
Concreting of Municipal Streets, New Corella, Davao del Norte	84,000,000
Concreting of Panghagban, Buenvista to Cabatuan, Danao Road (leading to Rowena Heights), Bohol	10,000,000
Concreting of Provincial Capitol Road (Calian Section), Brgy. Calian, Don Marcelino, Davao Occidental	100,000,000
Concreting of Provincial Capitol Road (Calian-Lamidan Section), Brgy. Lamidan, Don Marcelino, Davao Occidental	100,000,000
Concreting of Provincial Capitol Road, Brgy. Lals, Davao Occidental	100,000,000
Concreting of Road from Crossing San Isidro ES - Prk. Bacuring - Prk. Nabintad, Brgy. Madaum, Tagum City, Davao del Norte	76,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	1023
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Road including Drainage Structures, Slope Protection and Lightning Facilities, Jct. National Road-Brgy. Lahong Interior Road, Baleno, Masbate	100,000,000
Concreting of Road including Drainage Structures, Slope Protection and Lightning Facilities, Jct. National Road-Brgy. Lalaguna Road, Mobo, Masbate	100,000,000
Concreting of Road including Drainage Structures, Slope Protection and Lightning Facilities, Jct. National Road-Brgy. Lantangan Road, Mandaon, Masbate	100,000,000
Concreting of Road including Drainage Structures, Slope Protection and Lightning Facilities, Jct. National Road-Brgy. Manamoc Road, Aroroy, Masbate	100,000,000
Concreting of Road including Drainage Structures, Slope Protection and Lightning Facilities, Jct. National Road-Brgy. Pamangpangon Road, Milagros, Masbate	100,000,000
Concreting of Road including Drainage Structures, Slope Protection and Lightning Facilities, Jct. National Road-Sitio Luacan, Brgy. Milagros Road, Aroroy, Masbate	100,000,000
Concreting of Road, Brgy. Walay, Padre Burgos, Quezon	100,000,000
Concreting of Road, San Isidro, Iriga City	3,500,000
Concreting of Road-Poblacion, San Miguel Bohol to Gabl, Ubay, Bohol via Brgy. Bayongan, Cambangay, Norte, Bugang and Corazon, Bohol, Phase I	100,000,000
Concreting of Road-Poblacion, San Miguel Bohol to Gabl, Ubay, Bohol via Brgy. Bayongan, Cambangay, Norte, Bugang and Corazon, Bohol, Phase II	100,000,000
Concreting of Road-Poblacion, San Miguel Bohol to Gabl, Ubay, Bohol via Brgy. Bayongan, Cambangay, Norte, Bugang and Corazon, Bohol, Phase III	100,000,000
Concreting of Road-Poblacion, San Miguel Bohol to Gabl, Ubay, Bohol via Brgy. Bayongan, Cambangay, Norte, Bugang and Corazon, Bohol, Phase IV	50,000,000
Concreting of San Antonio-Datu Daligasao Road, Brgy. Datu Daligasao, Sta. Maria, Davao Occidental	100,000,000
Concreting of Sitio Guisok, Demoloc-Alabel, Sarangani Road, Davao Occidental	100,000,000
Concreting of Tagustusan (Balilihan) to Cambague (Sevilla) Road	50,000,000
Concreting/Improvement of Road from NHJ to Santiago-Macopa Road leading to Pusan Point including ROW, Brgy. Santiago, Manay, Davao Oriental	280,000,000
Construction / Rehabilitation of Brgy. Poblacion - Brgy. Dayap Road, Agdangan, Quezon	100,000,000
Construction of Tangub City Boulevard, Tangub, Misamis Occidental	200,000,000
Construction of Abijao-Jalas-Buga Buga-Sadayong Road, Villaba, Leyte	105,000,000
Construction of Agoho - Balibago - Dominlog - Manhulugin - Kumaludkod Road, Calauag, Quezon	100,000,000
Construction of Agoho-Marilag Road, Calauag, Quezon	100,000,000

1024	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Alcoy-Alegria Road incl. ROW Acquisition Phase 1, Cebu	200,000,000
Construction of Alcoy-Alegria Road incl. ROW Acquisition Phase 2, Cebu	200,000,000
Construction of Bagong Silang - Danlagan Cabayao - Danlagan Central Road, Quezon	100,000,000
Construction of Ballayangon, Pinukpuk to Ab-abaan, Balbalan Road, Kalinga	25,000,000
Construction of Bdry Bukidnon/Agusan del Norte-NRJ-Butuan City-Malaybalay Road (Lawan-Lawan-Tungao) Package 1, Butuan, Agusan del Norte	150,000,000
Construction of Bdry Bukidnon/Agusan del Norte-NRJ-Butuan City-Malaybalay Road (Lawan-Lawan-Tungao) Package 2, Butuan, Agusan del Norte	150,000,000
Construction of Brgy. Lingayao-Interim Barangay of Lawan-Lawan Road in Support of Las Nieves, Buenavista, Nasipit, Carmen (LASBUENASCAR) Sustainable Agro-Forestry Development Project, Las Nieves (Package 2), Agusan del Norte	150,000,000
Construction of Brgy. Lingayao-Interim Barangay of Lawan-Lawan Road in Support of Las Nieves, Buenavista, Nasipit, Carmen (LASBUENASCAR) Sustainable Agro-Forestry Development Project, Las Nieves (Package 3), Agusan del Norte	150,000,000
Construction of Brgy. Lingayao-Interim Barangay of Lawan-Lawan Road in Support of Las Nieves, Buenavista, Nasipit, Carmen (LASBUENASCAR) Sustainable Agro-Forestry Development Project, Las Nieves (Package 4), Agusan del Norte	150,000,000
Construction of Brgy. Manhac - Sitio Malbog - Brgy. Magsaysay Road, Sta. Fe, Rombion	99,000,000
Construction of Brgy. Mat-I - Sitio Sayaw - Brgy. Canyayo Road, Sta. Fe, Rombion	99,000,000
Construction of Buhatan - Gaba - Villahermosa Road Phase 2, Rapu-Rapu, Albay	100,000,000
Construction of Bunlo-Igulot Road Phase 2 - including Right of Way (Bunlo-Igulot), Bocaue, Bulacan	80,000,000
Construction of By-Pass and Diversion Road Malvar-Balete Diversion Road	90,000,000
Construction of By-pass and Diversion Road Malvar-Balete Diversion Road, Batangas	50,000,000
Construction of By-pass and Diversion Road Malvar-Sto. Tomas Road, Batangas	86,000,000
Construction of Bypass and Diversion Roads (Camalig Diversion Road), Camalig, Albay	100,000,000
Construction of Cullat-Bongalon-Balinad Road, Daraga, Albay	80,000,000
Construction of Bypass Road San Jose - Pantao Port Phase 2, Libon, Albay	100,000,000
Construction of Bypass Road, Lumangbayan to Poblacion Section, Paluan, Mindoro Occidental	100,000,000
Construction of Bypass Roads - Tagbilaran City Wharf Road to PICR (Songcolan-Totoian Dauis Road), Tagbilaran City, Bohol	150,000,000
Construction of Bypass/Diversion Roads along Iligan City Circumferential Road Extension to Jct. Sta. Felomina - Bonbonon - Dagkilaan - Rogongon Road, Iligan City, Lanao del Norte	150,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1025
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Bypass/Diversion Roads along Iligan City Circumferential Road Extension to Jct. Sta. Felomina - Bonbonon - Dagkilaan - Rogongon Road, Iligan City, Mandulog Section, Lanao del Norte	150,000,000
Construction of Bypass/Diversion Roads along Iligan City Coastal/Bypass Road, Iligan City, Lanao del Norte	150,000,000
Construction of Cabad (Balilihan) Road to Kawasan Falls, Bohol	25,000,000
Construction of Cahayag (Tubigon)-Causwagan Sur (San Isidro) Road, Bohol	90,000,000
Construction of Calantipayan - Jongo Binahian - Cogorin Road (Lopez Circumferential Road) Phase II, Lopez, Quezon	100,000,000
Construction of Calbugos-Illigay-Cagnocot- Layong Road, Villaba, Leyte	105,000,000
Construction of Calubian-Jubay-Daja Road, Calubian and San Isidro, Leyte	120,000,000
Construction of Camohaguin - Biga - Gayagayaan - Bantad Laguna Road, Gumaca, Quezon	100,000,000
Construction of Causeway with RORO Ramp and Trestle, Paluan, Mindoro Occidental	100,000,000
Construction of Coastal Road with Jogger’s Lane and Seawall, Rawis Section	120,000,000
Construction of Concepcion - Kinalin - Lumaludkod Road, Calauag, Quezon	100,000,000
Construction of Concrete Road Pavement Sagrada, Iriga City	5,000,000
Construction of Concrete Road Pavement Sta. Isabel, Iriga City	4,500,000
Construction of Damacan - Mataas Road, Bacacay, Albay	98,000,000
Construction of Damacan - Namantao - Manaet Road, Bacacay, Albay	100,000,000
Construction of Eco-Tourism Road Leading to Lopez Highlands (Marlboro Country), Looez, Quezon	100,000,000
Construction of Escalante City Circumferential Road, Section 1 & Section 3 Escalante City, Negros Occidental	100,000,000
Construction of Five Kms. Bilucao-Banot-Alupay connecting Road, Sampaloc, Quezon	75,000,000
Construction of Gravel Road along Surallah - T’boli - San Jose Road	269,360,000
Construction of Imalnod - Marlawa - Talahib Road, Albay	97,000,000
Construction of Iraya, Alimsog - Balete - Sula Road, Sto. Domingo, Albay	98,000,000
Construction of Lagundi - Bogtong Road, Rapu-Rapu, Albay	56,585,000
Construction of Liloy Road Boulevard, Phase 2, Zamboanga del Norte	100,000,000
Construction of Mancao - Buhatan Road Phase 2, Rapu-Rapu, Albay	100,000,000
Construction of Manila North Road to SCTEX Luisita Access Road (San Sebastian to Balete), Tarlac City, Tarlac	100,000,000
Construction of Namantao - Talahib - Mariawa Farm to Market Road, Albay	97,000,000
Construction of NHJ Dawan-Mamall-Macambol-Magum-Cabuaya Road, City of Mati, Davao Oriental	765,000,000
Construction of Paalton Sicot-Banglay-Salimpuno Road, Tangub, Misamis Occidental	100,000,000

1026	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Padre Burgos By-Pass Road, incl. ROW, Quezon	100,000,000
Construction of Pandanan - Sta. Rosa - Salvacion - Magllpad Road, Calauag, Quezon	100,000,000
Construction of Peñafrancia-Buyacanin-Villamonte-Bayabas-Samat Road, Lopez, Quezon	100,000,000
Construction of Poblacion (Catigbian)-Rizal-Causwagan Sur (San Isidro) Road, Bohol	89,000,000
Construction of Tacloban City Coastal Road 2, Lukban to Astrodome Section, Tacloban City	100,000,000
Construction of Tacloban City Coastal Road 2, Lukban to Magsaysay Section, Tacloban City	100,000,000
Construction of Road Including Highway Facilities, Catalunan Grande-Mintal Road, C.P. Garcia Highway, McArthur Highway, Quirino Avenue, Maharlika Highway, quimpo Boulevard, Poblacion, Roxas Avenue, Ma-a Road, J.P. Laurel Avenue, Davao-Buikdnon Road, Davao City	300,000,000
Construction of San Francisco By-pass Road Incl. RROW, Quezon	100,000,000
Construction of San Ildefonso-San Miguel Bypass Road with ROW, Bulacan	100,000,000
Construction of San Ildefonso-San Miguel Bypass Road, Bulacan	50,000,000
Construction of San Jose, Jamindan to San Nicolas, Tapaz Road	57,232,000
Construction of San Jose, Tarlac-Palauig, Zambales Road with Bridge Component, (Tarlac Section-Phase 4), San Jose, Tarlac	100,000,000
Construction of San Jose, Tarlac-Palauig, Zambales Road with Bridge Component, (Tarlac Section-Phase 6), San Jose, Tarlac	100,000,000
Construction of San Jose, Tarlac-Palauig, Zambales Road, (Tarlac Section-Phase 4), San Jose, Tarlac Sta. 11 + 120 to Sta. 13 + 120	100,000,000
Construction of San Jose, Tarlac-Palauig, Zambales Road, (Tarlac Section-Phase 5), San Jose, Tarlac Sta. 13 + 120 to Sta. 15 + 120	100,000,000
Construction of San Jose, Tarlac-Palauig, Zambales Road, (Tarlac Section-Phase 7), San Jose, Tarlac	100,000,000
Construction of San Jose, Tarlac-Palauig, Zambales Road, (Tarlac Section-Phase 8), San Jose, Tarlac	100,000,000
Construction of San Jose, Tarlac-Palauig, Zambales Road, (Tarlac Section-Phase 9), San Jose, Tarlac	100,000,000
Construction of San Miguel - Triumpo - Cabibian Road, Guinayangan, Quezon	100,000,000
Construction of San Rafael - Inalig - Matanag Road, Atimonan, Quezon	100,000,000
Construction of San Roque - Yaganak - Pisipis Road, Calauag, Quezon	100,000,000
Construction of Sibagat-Poblacion-Tag-oyango-Kioya-San Isidro-Goshen (New Tubigon), Sibagat, Package 1, Agusan del Sur	150,000,000
Construction of Sibagat-Poblacion-Tag-oyango-Kioya-San Isidro-Goshen (New Tubigon), Sibagat, Package 2, Agusan del Sur	150,000,000
Construction of Sitio Pader - Brgy. Agpublos Road, San Andres, Rombion	99,000,000
Construction of Tabason - Sto. Tomas - San Vicente Road, Tagkawayan, Quezon	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1027
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Tacloban City Coastal Road 2, Astro to Café Lucia Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Astro to Magallanes Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Brgy. 83 San Jose to Airport Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Brgy. 83 San Jose to Burayan Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Café Lucia to Astrodome Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Café Lucia to Coca-Cola Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Old Road (The Bay) to Astrodome Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Old Road (The Bay) to Magsaysay Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Pampango (Justice) Section, Tacloban, Leyte	100,000,000
Construction of Tacloban City Coastal Road 2, Pampango to Magallanes Section, Tacloban, Leyte	100,000,000
Construction of Unisan By-pass Road Incl. RROW, Quezon	100,000,000
Construction of Villamonte-San Antonio-Villa Hermosa Road, Lopez, Quezon	100,000,000
Construction/Concreting of Pambisan Malaki-Inclanay-Marayos-Sabang Road, Pinamalayan, Oriental Mindoro	100,000,000
Construction/Concreting/Rehabilitation of Pula - Tubig Amo Road, Paluan, Occ. Mindoro	100,000,000
Construction/Continuation of Levee Road to Alternate Road Mayor Democrito - Las Nieves - Sibagat Road, (Tagabaca-Aupagan-Bilay Section) Package A, Butuan, Agusan del Norte	150,000,000
Construction/Continuation of Levee Road to Alternate Road Mayor Democrito - Las Nieves - Sibagat Road, (Tagabaca-Aupagan-Bilay Section) Package B, Butuan, Agusan del Norte	150,000,000
Construction/Improvement of Access Roads at San Pascual, Ubay to Camanaga, San Miguel, via Bayongan Dam, Bohol, Phase I	100,000,000
Construction/Improvement of Access Roads at San Pascual, Ubay to Camanaga, San Miguel, via Bayongan Dam, Bohol, Phase I II III	100,000,000
Construction/Improvement of Access Roads at San Pascual, Ubay to Camanaga, San Miguel, via Bayongan Dam, Bohol, Phase I II III IV	100,000,000
Construction/Improvement of Access Roads at San Pascual, Ubay to Camanaga, San Miguel, via Bayongan Dam, Bohol, Phase II	100,000,000
Construction/Improvement of Access Roads leading to Airport, CDO-Opol-EI Salvador-Alubijid-Laguindingan Airport (Pueblo de Oro/CDO Airport to Jct. BCIR Laguindingan) Mountain Diversion Road, Package 2, Misamis Oriental	150,000,000
Construction/Improvement of Access Roads leading to Airport, CDO-Opol-EI Salvador-Alubijid-Laguindingan Airport (Pueblo de Oro/CDO Airport to Jct. BCIR Laguindingan) Mountain Diversion Road, Package 3, Misamis Oriental	150,000,000

1028	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction/Opening of Buhatan-Alimsog-Sula Coastal Road and Storm Surge Protection	200,000,000
Construction/Opening of 5.30 km New Road including Slope Protection Structures, Rodriquez, Rizal	265,000,000
Construction/Opening of Balete - Sula Road and Storm Surge Protection, Sto. Domingo, Albay	100,000,000
Construction/Opening of Brgy. Jao-asan - Brgy. Dulangan - Brgy. Poblacion leading to Ambulong Port, Magdiwang, Romblon	68,000,000
Construction/Opening of Brgy. Linawan - Brgy. Marl Norte Road, San Andres, Romblon	99,000,000
Construction/Opening of Brgy. Silum - Brgy. Tampayan leading to Gaong River - Brgy Tampayan Road, Magdiwang, Romblon	73,000,000
Construction/Opening of Buca-Kinilidan-San Pedro-San Juan-Demoloc Road, Sta. Maria, Davao Occidental	100,000,000
Construction/Opening of Buhangin-Buca Road, Sta. Maria, Davao Occidental	100,000,000
Construction/Opening of Datu Danwata-Latian-Little Baguio Bypass Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Demoloc-Pinalpalan-Pangian-Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Demoloc-San Juan-Malungon Bypass Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Kibalatong-Tical-Kinangan Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Kidadan-San Antonio Road, Sta. Maria, Davao Occidental	100,000,000
Construction/Opening of Lagumit-Manuel Peralta-Pangaleon Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Little Baguio-Bolo Bolo-Alabel Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Little Baguio-Lalon Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Macol-Kitastas-Datu Danwata Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Macol-Pangaleon-Manuel Peralta Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Mote-Pinalpalan Road, Malita, Davao Occidental	100,000,000
Construction/Opening of Pongpong-Buca-Pangaleon-Pinalpalan-Kilalag Road, Sta. Maria, Davao Occidental	100,000,000
Construction/Opening of Pongpong-San Antonio-Malungon Road, Sta. Maria, Davao Occidental	100,000,000
Construction/Opening of San Antonio-Datu Intan Road, Sta. Maria, Davao Occidental	100,000,000
Construction/Opening of San Antonio-Kinilidan Road, Sta. Maria, Davao Occidental	100,000,000
Construction/Opening of Sanghay-Macol Road, Malita, Davao Occidental	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1029
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction/Opening of Sitio Mologatok Ipil leading to Brgy. Agutay Road, Magdiwang, Romblon	100,000,000
Construction/Opening of Sitio Pader - Sitio Mablaran, Brgy. Linawan Road leading to Brgy. Balogo, Calatrava, Romblon	99,000,000
Construction/Opening of Tical-Pangaleon-Manuel Peralta Road, Malita, Davao Occidental	100,000,000
Construction/Rehabilitation/Improvement of Various Roads within the Municipality of San Luis, Pampanga	100,000,000
Construction/Rehabilitation of Brgy. Mabunga - Sitio Banaba Road, San Andres, Quezon	100,000,000
Construction/Rehabilitation/Improvement of Malabiga - Pantao Road Phase 2	180,000,000
Construction/Repair/Rehabilitation/Improvement of Cagayan de Oro Coastal Road including Slope Protection, (Punta-Macabalan Section), Cagayan de Oro City	150,000,000
Construction/Repair/Rehabilitation/Improvement of CDOC - Iligan Hinterland Road (Jct Cdo-kibaritan/Dansolihan-Jct IBR/ Rogongon, Package 5, Cagayan de Oro City	150,000,000
Construction/Repair/Rehabilitation/Improvement of CDOC - Iligan Hinterland Road (Jct CDO - Kibaritan/Dansolihon - Jct IBR/Rogonon Package 4, Cagayan de Oro City	100,000,000
Construction/Repair/Rehabilitation/Improvement of Impasug-ong Brdy. Bukidnon (Siloo) - Misamis Oriental (Eureka), Package 11, Misamis Oriental	100,000,000
Asphalt Overlay along Mayor Democrito D. Plaza Avenue (S00414MN) K1236+848-547-K1240+440, K1248+696-1250+619, Butuan City, Agusan del Norte	120,000,000
Construction of Butuan City West Diversion Road, Butuan City	150,000,000
Construction of NRJ Agusan-Malaybalay-Brgy Ambacon-Brgy Maicato-NRJ Daang Maharilka	200,000,000
NRJ Mayor Democrito D. Plaza II Avenue leading to Mt. Mayapay (Discovery Park) connection to NRJ Butuan City-Malaybalay Road, (Nong-Nong-Bitan-agan Section), Butuan City, Agusan del Norte	150,000,000
NRJ Mayor Democrito D. Plaza II Avenue leading to Mt. Mayapay (Discovery Park) connection to NRJ East West Lateria road Dulag-Simbahan, (Delta Park-Mt. Mayapay Section), Butuan City, Agusan del Norte	150,000,000
NRJ Mayor Democrito D. Plaza II Avenue leading to Mt. Mayapay (Discovery Park) connection to NRJ East West Lateria road Dulag-Simbahan, (Mt. Mayapay - Nong-nong Section), Butuan City, Agusan del Norte	150,000,000
NRJ Mayor Democrito D. Plaza II Avenue leading to Mt. Mayapay (Discovery Park) connection to NRJ East West Lateria road Dulag-Simbahan, (Nong-nong Section), Butuan City, Agusan del Norte	150,000,000
NRJ Mayor Democrito D. Plaza II Avenue leading to Mt. Mayapay (Discovery Park) connection to NRJ East West Lateria road Dulag-Simbahan, (Nong-nong-Imelda-Mar-Dulag-Simbahan Section), Butuan City, Agusan del Norte	150,000,000
Construction/Road Opening of Brgy. Mat-I - Sitio Aglatang leading to Brgy. Pandar Road, Sta. Fe, Romblon	98,000,000

1030	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction/Upgrading/Rehabilitation of Drainage along National Road, Brgy. Puting Bato, Sinisian, Talisay, Calaca, Batangas	75,000,000
Construction of Progreso - Batong Dalig (Villa Victoria/M. H. Del Pilar) Road, Gumaca, Quezon	100,000,000
Gen. Nakar-Dingalan Road, Quezon Package A (Gen. Nakar Section) Sta. 146+715 - Sta. 147+715	150,000,000
Gen. Nakar-Dingalan Road, Quezon Package B (Umiray Section) Sta. 231+675 - Sta. 232+675	150,000,000
Gravel Road/Road Opening of Balanacan - Ilaya to Amanahaw - Paye Road, Mogpog, Marinduque	98,000,000
Gravel Road/Road Opening of Balanacan - Tabon Flores to Guisian, Mogpog, Marinduque	98,000,000
Improvement and Asphalt Overlay of Cagraray Eco Park Road Network, Bacacay, Albay	97,000,000
Improvement and Asphalt Overlay of Sto. Domingo - Buhatan - Cagraray Circumferential Road (Cagbulacao - Cagraray Section), Bacacay, Albay	100,000,000
Improvement and Concreting of Road, from Highway Junction Manay-Brgy. San Isidro, Brgy. Mabini and Brgy. Caningag, Davao Oriental	100,000,000
Improvement and Concreting of Road, Highway Junction, Poblacion, Manay-Brgy. Guza, Brgy. Manreza and Brgy. San Fermin, Davao Oriental	100,000,000
Improvement and Construction of Road and Concrete Slope Protection (Land Side) of Tall Dike, Sto. Tomas-San Fernando, Pampanga (Sto. Tomas Section), Sto. Tomas, Pamoanga	100,000,000
Improvement of Road, 10th St., Barangay Mariana, Quezon City	40,000,000
Improvement of Road, Malakas St., Barangay Pinyahan, Quezon City	10,000,000
Improvement of Road, Panay Avenue Phase III, Barangay Paligsahan, Quezon City	90,000,000
Improvement of Road, San Isidro St., Barangay Sto. Nifio, Quezon City	20,000,000
Improvement of Road, Scout Borromeo St., Barangay South Triangle, Quezon City	10,000,000
Improvement/Asphalt Overlay of Puro - Taysan Road, Legazpi, Albay	100,000,000
Improvement/Concreting of Roads, Sitio Durumugan, Barangay Kalawakan, DRT, Bulacan	100,000,000
Improvement/Concreting of Roads, Sitio Tubigan, Barangay Kalawakan, DRT, Bulacan	100,000,000
Jct Daang Maharlika-Tayabas By-Pass Road and Quezon Eco-Tourism Road Extension incl. ROW, Tayabas City, Quezon Package A (MSR Side) Sta. 0+910 - Sta. 2+100	100,000,000
Jct Daang Maharlika-Tayabas By-Pass Road and Quezon Eco-Tourism Road Extension incl. ROW, Tayabas City, Quezon Package B (Calumpang Side) Sta. 3+900 - Sta. 5+110	100,000,000
Jct Daang Maharlika-Tayabas By-Pass Road and Quezon Eco-Tourism Road Extension incl. ROW, Tayabas City, Quezon Package C (Wakas Side) Sta. 0+000 - Sta. 1+200	100,000,000
Jct. Daang Maharlika Road-Inigo St.-Jct Dacudao, Davao City	14,850,000

APRIL 29, 2019	OFFICIAL GAZETTE	1031
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Jct. Daang Maharlika-Gov. Gregorio V Caneda Rd. Jct. FS Dizon Road Davao City	131,502,000
Jct. Davao City Diversion Road-Langub oad-Magtuod Road in I. Drainage Structures and ROW, Davao City	327,712,000
Jct. Davao Diversion Road- (Matina Pangl Section)- Matina Pangi Road-Sitio Toril Jct. Catalunan Grande Road including ROW, Davao City	315,840,000
Jct. Davao Diversion Road- Magtuod Road-New Carmen-Barlo Escuela-Biao Joaquin- Jct. Davao Bukidnon Road (Calinan Section)	173,474,000
Jct. Davao-Cotabato Id Road (Bago Gallera Section), Leading to Philippine Coconut Authory (PCA), Davao City	89,100,000
Jct. R. Magsaysay Ave.-L.Ma Guerrero St. Guzman St-Vinzon St.-T. Palma Gil St- Jct. Dacudao-J.P. Cabaguio Ave. Davao City	249,510,000
Mambusao Bypass Road, incl. Bridges and ROW Acquisition, Mambusao, Capiz	315,000,000
NRJ Butuan City-Malaybalay Road to NRJ Butuan City-Cagayan de Oro City-Iligan City Road (Bit-Os-Talo-Ao Section, Package 1, Butuan City	150,000,000
Opening of Road Brgy. Binagbag to Sil, Maligaya, Agdangan, Quezon	100,000,000
Poblacion Barotac Viejo-Vista Alegre-Nueva Invencion-Del Pilar-Gen Luna-San Jose- Anabo connecting Nueva Swine Valley, NRJ Iloilo East Coast Caplz Road, and NRJ Passi-San Rafael-Lemery Sara Road, Barotac Viejo, Iloilo	150,000,000
Rehabilitation of Manabo - Luba Road with Road Opening	150,000,000
Rehabilitation of Roads, Barangay Baesa, Quezon City	20,000,000
Rehabilitation of Roads, Barangay Culiat, Quezon City	30,000,000
Rehabilitation of Roads, Barangay Pasong Tamo, Quezon City	40,000,000
Rehabilitation of Roads, Barangay Tandang Sora, Quezon City	10,000,000
Rehabilitation of Santiago-Banao Concrete Road along Villanueva St, Santiago- Banao, Iriga City	7,500,000
Rehabilitation of Sumulong-Guinayangan Road, Calauag, Quezon	100,000,000
Rehabilitation of Sumulong-Guinayangan Road, Guinayangan, Quezon	100,000,000
Rehabilitation/ Reconstruction of Sitio Aromahan Brgy. Tala, San Andres, Quezon	100,000,000
Rehabilitation/Improvement of Araibo - Las Arenas - Bagong Silang Road, Pantukan - Brgys. Araibo and Las Arenas, Municipality of Pantukan, Compostela Valley Province	300,000,000
Rehabilitation/Improvement of Bgry. Tamia - Side 4, Brgy. Mangayon Road, Compostela - Brgys. Tamia and Mangayon, Municipality of Compostela, Compostela Valley Province	200,000,000
Rehabilitation/Improvement of Bgry. Upper Ulip-Diwata, Monkayo - Brgy. Simulao, Davao Oriental, Package A, Municipality of Monkayo, Compostela Valley Province	300,000,000
Rehabilitation/Improvement of Brgy. Tibagon-Diat-Boringot Road with Bridge Component, Brgy. Tibagon and Napnapan, Pantukan, Compostela Valley Province	200,000,000
Rehabilitation/Improvement of Cagmanaba Road, Ocampo, Camarines Sur	50,000,000

1032	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Rehabilitation/Improvement of Junction Highway Brgy. Mainit, Nabunturan to Brgy. Mahayag, Mawab - Bgrys. Mainit, Municipality of Nabunturan and Brgy. Mahayag, Municipality of Mawab. Compostela Valley Province	60,000,000
Rehabilitation/Improvement of Kahayag-Pagsabangan Road with Bridge Component, New Bataan - Brgy. Kahayag passing though DRC going to Sitio Mainit, Pagsabangan, Municipality of New Bataan, Compostela Valley Province	300,000,000
Rehabilitation/Improvement of local road from Nursery Ngan - Sitio Cambudiot - Sitio Canube, Brgy. San Miguel - Brgys. Ngan and San Miguel, Municipality of Compostela, Compostela Valley Province	200,000,000
Rehabilitation/Improvement of Lower B Cabuyuan - Mascareg - Manasa - Anitapan Road, Brgy. Municipality of Mabini, Compostela Valley Province	240,000,000
Rehabilitation/Improvement of Panibasan-Gubatan Road, Brgys. Panibasan and Gubatan, Municipality of Maco, Compostela Valley Province	200,000,0000
Rehabilitation/Improvement of Tibagon - Diat - Boringot Road with Bridge Component - Brgys. Tibagon and Napnapan, Municipality of Pantukan, Compostela Valley Province	200,000,000
Rehabilitation/Improvement of Tubod-Danauan Uno Road with Bridge Component, Municipality of New Bataan, Compostela Valley Province	300,000,000
Rehabilitation/Reconstruction of Barangay Road, Brgy. Santolan-Malubigan-Pantay	100,000,000
Rehabilitation/Reconstruction of Kinyaman-Maalat, San Andres, Quezon	100,000,000
Rehabilitation/Reconstruction of National Road with Slips, Slope Collapse and Landslides (Secondary Roads) in Barangays Bariis, Misibis, Dapdap and Mayong Sections, Tiwi, Albay	70,000,000
Repair of Roads, Catalunan Grande-Mintal Road, C.P. Garcia Highway, McArthur Highway, Quirino Avenue, Maharlika Highway, quimpo Boulevard, Poblacion, Roxas Avenue, Ma-a Road, J.P. Laurel Avenue, Davao-Buikdnon Road, Davao City	100,000,000
Road and Drainage Improvement of E. Rodriguez Sr. Avenue, Barangay Pinagkaisahan, Quezon City	20,000,000
Road Improvement at Howmart Road Phase 2, Barangay Baesa, Quezon City	5,000,000
Road Opening of Barangay Road (Re-Routing of G. Composano St.), San Vicente Norte, Iriga City	12,500,000
Road Opening, Brgy. Cabcab-Bisig, San Andres, Catanduanes	100,000,000
Road Upgrading of NHJ Brgy San Ignacio-So. Magsayap-Brgy Old Macopa, Manay, Davao Oriental	200,000,000
Road Upgrading of NHJ -Buso-So. Paypay, Tagbinonga-So. Calatagan, Calapagan-So. Matigdao, Marayaq-So. Calinawan, Taocanga	500,000,000
Road Upgrading of NHJ Tomoaong-So. Nagas, Tarragona, Davao Oriental	200,000,000
Road Upgrading of So. Tagbobolo, Brgy Sainz, Mati-So. Kalasagan, Brgy San Isidro, Lupon, Davao Oriental	250,000,000
San Carlos Bypass Road(including ROW), San Carlos City, Pangasinan (Phase I)	100,000,000
San Carlos Bypass Road(including ROW), San Carlos City, Pangasinan (Phase II)	100,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1033
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
San Carlos Bypass Road(including ROW), San Carlos City, Pangasinan (Phase III)	100,000,000
San Pedro-Sta. Cruz Ecotourism Road leading to National Shrine of St. Pedro Pio, Sto. Tomas, Batangas	80,000,000
Widening of Boulevard Coastal Road of Labason, Brgy. Antonino, Labason, Zamboanga del Norte	100,000,000
Widening/Rehabilitation of West Bank Road, Manggahan Floodway, Pasig City	100,000,000

Metro Manila 1st District Engineering Office	201,200,000

Improvement/Rehabilitation of San Agustin Street (from Velasco Street to Villa Tech), Brgy. Palatiw, Pasig City	10,000,000
Rehabilitation along Pag-asa Street from Dr. Sixto Avenue to C. Raymundo Avenue, Pasig City	7,000,000
Rehabilitation of Curbs & Gutter and Sidewalk Including Drainage System Along Jennys Avenue, Pasig City	7,200,000
Rehabilitation of M. Jimenez St., including Drainage System, Brgy. Kalawaan, Pasig City	15,000,000
Rehabilitation of Meralco Avenue from Meralco Fly-over (Julia Vargas) to Shaw Boulevard, Pasig City	40,000,000
Upgrading/Rehabilitation of Elisco Road, Brgy Pinagbuhatan, Pasig City	50,000,000
Upgrading/Rehabilitation of Kenneth Avenue to C-6 Road, Brgy Pinagbuhatan, Pasig City	12,000,000
Upgrading/Rehabilitation of Mercedes Avenue, Pasig City	50,000,000
Upgrading/Rehabilitation of Stella Maris Avenue, Pasig City	10,000,000

Region I	233,000,000

Pangasinan 1st District Engineering Office	25,000,000

Road concreting of Brgy. Binabalian, Bolinao, Pangasinan	25,000,000

Pangasinan 3rd District Engineering Office	50,000,000

Concrete-Paving of Carmay East Roads, Carmay East, Rosales, Pangasinan	50,000,000

Pangasinan 4th District Engineering Office	158,000,000

Concreting of Local Road, Brgy. Abonagan, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Agdao, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Amacaian, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Amanaoac, Mapandan, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Ambayat 2nd, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Anolid, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Apaya, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Asin Este, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Bacnono, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Bacundao East, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Baloling, Mapandan, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Banaoang, Malasiqui, Pangasinan	2,000,000

1034	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Local Road, Brgy. Bani, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Bical Sur, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Bobon, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Bongar, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Butao, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Cabatling, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Canan Norte, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Don Pedro, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Gatang, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Goliman, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Hermosa to Sitio Pias to Reynaldo, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Ingalagala, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Lareg Lareg, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Lasip, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Lilimasan, San Carlos City, Pangasinan	10,000,000
Concreting of Local Road, Brgy. Lokeb Norte, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Lokeb Sur, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Lunec, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Luyan, Mapandan, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Malioer, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Managos, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Manambong Norte, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Mangan Dampay, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Nalsian Norte, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Nalsian Sur, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Nansangaan, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Nilombot, Mapandan, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Olea, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Palapar Norte, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Palapar Sur, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Palong, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Pasima, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Pias, Mapandan, Pangasinan	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1035
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Local Road, Brgy. Poblacion, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Poblacion, Mapandan, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Potiocan, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Primicias, Mapandan, Pangasinan	2,000,000
Concreting of Local Road, Brgy. San Gabriel 2nd, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Sta. Maria, Mapandan, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Tabosili, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Tampog, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Telbang, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Warey, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Brgy. Zone V, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, San Vicente, Bayambang, Pangasinan	2,000,000
Concreting of Local Road, Sitio Lapak, Brgy. Libas, San Carlos City, Pangasinan	2,000,000
Concreting of Local Road, Sitio Leet to Sitio Palit, Brgy. Calbueg, Malasiqui, Pangasinan	2,000,000
Concreting of Local Road, Sitio Waig, Brgy. Gatang, Malasiqui, Pangasinan	2,000,000
Construction/Rehabilitation of Local Road, Brgy. Beleng, Bayambang, Pangasinan	2,000,000
Construction/Rehabilitation of Local Road, Brgy. Buenlag 2nd, Bayambang, Pangasinan	2,000,000
Construction/Rehabilitation of Local Road, Brgy. Lareg-Lareg to Palapar, Malasiqui, Pangasinan	2,000,000
Construction/Rehabilitation of Local Road, Brgy. Sanlibo, Bayambang, Pangasinan	2,000,000
Construction/Rehabilitation/Widening of Local Road, Brgy. Warding, Bayambang, Pangasinan	2,000,000
Raising of Grade with Drainage at Sitio Cabaruan Brgy. Banaoang, Calasiao, Pangasinan	10,000,000
Widening of Local Road, Brgy. Nancapian, Malasiqui, Pangasinan	10,000,000

Cordillera Administrative Region	557,700,000

Abra District Engineering Office	532,700,000

Improvement and Asphalt Overlay of Bucay Road, Bucay, Abra	49,200,000
Improvement of Bangued Road and Asphalt Overlay, Bangued, Abra	47,550,000
Improvement with Road Opening of Mapaso Trail leading to Mapaso Hot Springs, Danglas, Abra	50,000,000
Rehabilitation and Asphalt Overlay of La Paz Road, La Paz, Abra	49,512,000
Rehabilitation of Danglas Road with Selective Reblocking and Asphalt Overlay, Danglas, Abra	48,700,000
Rehabilitation/Improvement and Asphalt Overlay of Lagangilang Road, Lagangilang, Abra	48,119,000

1036	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Rehabilitation/Improvement and Asphalt Overlay of San Gregorio - Bulbulala Road, La Paz, Abra	47,582,000
Rehabilitation/Improvement of Lagangilang Provincial Road with Selective Reblocking and Asphalt Overlay with Thermoplastic Markings, Lagangilang, Abra	47,339,000
Rehabilitation/Improvement of San Juan Road with Asphalt Overlay, San Juan, Abra	48,535,000
Rehabilitation/Improvement of Villaviciosa Road with Asphalt Overlay, Villaviciosa, Abra	47,663,000
Rehabilitation/Reconstruction with Asphalt Overlay of Baac-Quillat-poblacion Road, Langiden, Abra	48,500,000
Lower Kalinga District Engineering Office	25,000,000

Construction of Basao, Dilag (Sumadel Area) Road, Tabuk City, Kalinga	10,000,000
Construction of Pinukpuk Junction to Pakawit Road, Pinukpuk, Kalinga	15,000,000

Region II	50,000,000

Isabela 1st District Engineering Office	50,000,000

Concrete Paving of Shoulder in Tumauini Barangay Roads, Tumauini, Isabela Phase I	50,000,000

Region III	1,970,800,000

Bulacan 1st District Engineering Office	20,000,000

Construction of Roads and Bridges, Balagtas, Bulacan	20,000,000

Bulacan 2nd District Engineering Office	691,000,000

Concreting and Rehabilitation of Roads along Barangay Graceville, San Jose Del Monte City, Bulacan	20,000,000
Concreting and Rehabilitation of Roads along Barangay Maharlika, San Jose Del Monte City, Bulacan	20,000,000
Concreting of Biak na Bato - Talbak Road, San Miguel and D.R.T., Bulacan	20,000,000
Concreting of Cruz na Daan-Diliman Road with Drainage, San Rafael, Bulacan	2,000,000
Concreting of Mabalas-Balas to Diliman I Road, San Rafael, Bulacan	15,000,000
Concreting of Partida-Buliran Road, San Miguel, Balacan	3,000,000
Concreting of Road, Barangay Balagtas BMA, San Rafael Bulacan	3,000,000
Concreting of Road, Barangay Baybay, Angat, Bulacan	3,000,000
Concreting of Road, Barangay Casalat, San Ildefonso, Bulacan	3,000,000
Concreting of Road, Barangay Lambakin, San Ildefonso, Bulacan	3,000,000
Concreting of Road, Barangay Marunko, Angat, Bulacan	5,000,000
Concreting of Road, Barangay Paltok, Angat, Bulacan	3,000,000
Concreting of Road, Brgy. Anyatam, San Ildefonso, Bulacan	5,000,000
Concreting of Road, Brgy. Bagong Pag-Asa, San Miguel, Bulacan	5,000,000
Concreting of Road, Brgy. Bagong Silang, San Miguel, Bulacan	15,000,000
Concreting of Road, Brgy. Camias, San Miguel, Bulacan	2,000,000
Concreting of Road, Brgy. Kalawakan, D.R.T., Bulacan	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1037
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Sacdalan-Bagong Pag-Asa Road, San Miguel, Bulacan	16,000,000
Concreting of Salacot-Bagong Pag-Asa Road, San Miguel, Bulacan	20,000,000
Concreting of Salapungan-Upig Road, San Rafael, Bulacan	3,000,000
Concreting/Rehabilitation of Road, Brgy. Labne, San Miguel, Bulacan	2,000,000
Concreting/Rehabilitation of Roads, Brgy. Caingin, San Rafael, Bulacan	10,000,000
Concreting/Rehabilitation of Roads, Brgy. Gabihan, San Ildefonso, Bulacan	2,000,000
Concreting/Rehabilitation of Roads, Brgy. Poblacion, San Ildefonso, Bulacan	3,000,000
Concreting/Rehabilitation/Improvement of Buliran-Partida Road, San Miguel, Bulacan	20,000,000
Concreting/Rehabilitation/Improvement of Coral na Bato-Pasong Calios Road, San Rafael, Bulacan	50,000,000
Concreting/Rehabilitation/Improvement of Road, Brgy. Pasong Bangkal, San Ildefonso, Bulacan	18,000,000
Construction of Bypass/Alternate Road Along Brgy. Gaya-Gaya Phase I, San Jose Del Monte City, Bulacan	50,000,000
Construction of Bypass/Alternate Road Along Brgy. Graceville Phase I, San Jose Del Monte City, Bulacan	50,000,000
Construction of Bypass/Alternate Road Along Brgy. Muzon Phase I, San Jose Del Monte City, Bulacan	50,000,000
Construction of Roads, leading to Relocation Sites, Brgy. Poblacion, San Jose Del Monte City, Bulacan	50,000,000
Construction of Brgy. Pinaod-Bulusukan, San Ildefonso, Bulacan	50,000,000
Construction/Rehabilitation of Road, leading to MRT 7 Depot, Brgy. Tungkong Mangga, San Jose Del Monte City, Bulacan	50,000,000
Construction/Rehabilitation of Road, leading to Relocation Sites, Brgy. Francisco Homes, San Jose Del Monte City, Bulacan	50,000,000
Construction/Rehabilitation of Roads, Barangay Francisco Homes connecting to relocation Sites, City of San Jose Del Monte, Bulacan	20,000,000
Construction/Rehabilitation of Roads, Barangay Maharlika, City of San Jose Del Monte, Bulacan	20,000,000
Pampanga 2nd District Engineering Office	1,259,800,000

Asphalt Overlay, Brgy, Sinura, Porac, Pampanga	10,000,000
Concreting of Road (with Right of Way Acquisition) from San Jose, Natividad, Guagua to San Aqustin, Sta. Rita. Pampanga	10,000,000
Concreting of Road at Bancal Pugad, Lubao (towards Sta. Cruz or Sta. Catalina), Pampanga	5,000,000
Concreting of Road at Baruya, Brgy. Road, Lubao, Pampanga	15,000,000
Concreting of Road at Brgy. Manibaug Libutad, Porac, Pampanga	30,000,000
Concreting of Road at Brgy. Palat - Brgy Salu, Porac, Pampanga	20,000,000
Concreting of Road at Brgy. Palat - Jalung, Porac, Pampanga	20,000,000
Concreting of Road at Brgy. San Jose Guml, Lubao, Pampanga	5,000,000

1038	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Road at Brgy. San Pedro Saug, Lubao, Pampanga	5,000,000
Concreting of Road at Brgy. San Pedro, Sasmuan, Pampanga	5,000,000
Concreting of Road at Cabangcalan, Floridablanca, Pampanga	30,000,000
Concreting of Road at Carmencita-Gutad, Floridablanca, Pampanga	5,000,000
Concreting of Road at Dampe, Floridablanca, Pampanga	23,000,000
Concreting of Road at Del Carmen-Paguiruan, paguiruan, Floridablanca	20,000,000
Concreting of Road at Fortuna, Floridablanca, Pampanga	5,000,000
Concreting of Road at Gutad (Sitio Bana), Floridablanca, Pampanga	10,000,000
Concreting of Road at Lourdes to Santiago, Lubao, Pampanga	30,000,000
Concreting of Road at Panbaniag, Floridablanca, Pampanga	10,000,000
Concreting of Road at Paguiruan Brgy. Road, Floridablanca, Pampanga	8,000,000
Concreting of Road at Purok 2,3, & 4, Brgy. Sto. Cristo, Lubao, Pampanga	6,000,000
Concreting of Road at Purok 2, San Miguel, Lubao, Pampanga	5,000,000
Concreting of Road at Purok 3 &4 San Matias, Lubao, Pampanga	5,000,000
Concreting of Road at Brgy. Purok 3, dela Paz, Lubao, Pampanga	20,000,000
Concreting of Road at Purok 6 Don Ignacio, Dau, Lubao, Pampanga	5,000,000
Concreting of Road at Purok 7 Sitio Calubcub, Brgy. Prado Siongco, Lubao, Pampanga	10,000,000
Concreting of Road at Purok Paraiso Sapang Bulag (Pasak), Remedios, Lubao, Pampanga	5,000,000
Concreting of Road at San Antonio, Sasmua, Pampanga	5,000,000
Concreting of Road at San Isidro, Lubao, Pampanga	10,000,000
Concreting of Road at San Jose (Sitio Santol), Floridablanca, Pampanga	12,000,000
Concreting of Road at San Jose Apunan, Lubao, Pampanga	10,000,000
Concreting of Road at San Miguel Brgy. Road, Lubao, Pampanga	7,000,000
Concreting of Road at San Nicolas 2, Guagua	10,000,000
Concreting of Road at San Pedro to Santiago Brgy. Road, Lubao, Pampanga	10,000,000
Concreting of Road at San Pedro, Floridablanca, Pampanga	16,000,000
Concreting of Road at San Pedro-Dela Paz Road, Floridablanca Pampanga	18,000,000
Concreting of Road at San Ramon, Floridablanca, Pampanga	20,000,000
Concreting of Road at San Roque Dau I, Brgy. Road, Lubao, Pampanga	15,000,000
Concreting of Road at San Roque Dau II, Brgy. Road, Lubao, Pampanga	15,000,000
Concreting of Road at San Roque, Floridablanca, Pampanga	12,000,000
Concreting of Road at Sapang Kalyus & Sapang Matua to Purok 5 at Brgy. San Aqustin, Lubao, Pampanga	8,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1039
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Road at Sitio Central, Sta. Lucia, Lubao, Pampanga	5,000,000
Concreting of Road at Sitio Lumawak, Brgy. San Pablo 2nd, Lubao, Pampanga	5,000,000
Concreting of Road at Sta. Monica, Floridablanca, Pampanga	20,000,000
Concreting of Road at Sto. Nino, Brgy. Road, Lubao, Pampanga	10,000,000
Concreting of Road at Sto. Rosario, Floridablanca, Pampanga	20,000,000
Concreting of Road at Valdez-Solib, solib, Floridablanca, Pampanga	20,000,000
Concreting of Road Calantas, Floridablanca, Pampanga	10,000,000
Concreting of Road Cauayan to Manuali, porac, Pampanga	50,000,000
Concreting of Road Del Carmen St., Sta. Cruz, porac, Pampanga	10,000,000
Concreting of Road Intersecting Sta. Cruz By-pass at Brgy. San Pablo 2nd, Lubao, Pampanga	5,000,000
Concreting of Road Intersecting Sta. Cruz By-pass Road at Brgy. Sta. Teresita, Lubao, Pampanga	8,000,000
Concreting of Road prk. 4A & Prk. 5, Solib, Floridablanca, Pampanga	16,000,000
Concreting of Road San Agustin, Sta. Rita, Pampanga	5,000,000
Concreting of Road San Isidro to Baruya, Lubao, Pampanga	10,000,000
Concreting of Road San Joaquin St., Sta. Rita, Pampanga	10,000,000
Concreting of Road Sta. Monica, Sta. Cruz, porac, Pampanga	5,000,000
Concreting of Road with Drainage at Balubad, porac, Pampanga	3,000,000
Concreting of Road with Drainage Canal, Brgy. Mancatian, porac, Pampanga	20,000,000
Concreting of Road, Bancal Sinubli, Lubao, Pampanga	5,000,000
Concreting of Road, Benedicto, Floridablanca, Pampanga	5,000,000
Concreting of Road, Brgy. Pulung Santol, Porac, Pampanga	8,000,000
Concreting of Road, Brgy. Sinura, Porac, Pampanga	10,000,000
Concreting of Road, Lambac, Guagua, Pampanga	5,000,000
Concreting of Road, Magsaysay, Guagua, Pampanga	5,000,000
Concreting of Road (Phase II),Rizal, Guagua, Pampanga	10,000,000
Concreting of Road (Phase I),Rizal, Guagua, Pampanga	5,000,000
Concreting of Road, San Agustin, Lubao, Pampanga	5,000,000
Concreting of Road, San Antonio, Guagua, Pampanga	10,000,000
Concreting of Road, San Francisco, Lubao, Pampanga	5,000,000
Concreting of Road, San Juan, Lubao, Pampanga	5,000,000
Concreting of Road, San Pablo, Guagua, Pampanga	10,000,000
Concreting of Road, San vicente, Lubao, Pampanga	5,000,000
Concreting of Road, Sta. Lucia, Lubao, Pampanga	2,800,000

1040	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Road, Sta. Rita, Lubao, Pampanga	5,000,000
Concreting of Sinipit Road 2 in Barangay Dila-Dila, Sta. Rita, Pampanga	3,000,000
Concreting of Vizmanos Street at Zone 1, Brgy. Becuran, Sta. Rita, Pampanga	3,000,000
Construction of Guagua-Sta. Rita-Porac Road, Pampanga	5,000,000
Construction of Road Network at Basa Air Base, Floridablanca, Pampanga	40,000,000
Construction of Road Remedios-Sta. Teresa-Sta. Rita Road, Lubao, Pampanga	20,000,000
Improvement of Salu-Balubad Road, Porac, Pampanga	40,000,000
Improvement of Salu-Pulungmasle Road, Guagua, Pampanga	40,000,000
Lubao-Masantol Access Road, Pampanga	13,000,000
Rehabilitation/Concreting of Dalan Matua Road, Brgy. Dila-Dila, Sta. Rita, Pampanga	8,000,000
Rehabilitation/Concreting of Panganan Road, San Basilio, Sta. Rita, Pampanga	8,000,000
Rehabilitation/Construction of Brgy. Road, Brgy. Jalung, Porac, Pampanga	10,000,000
Riprapping and Concreting of Road Shoulder at Eco Park in Barangay San Isidro, Sta. Rita, Pampanga	3,000,000
Road Concreting (tourism road to Puning), Inararo, Porac, Pampanga	5,000,000
Road Concreting, Brgy. Babo Pangulo, Porac, Pampanga	40,000,000
Road Concreting, Brgy. Diaz, Porac, Pampanga	20,000,000
Road Concreting, Calangain, Lubao, Pampanga	15,000,000
Upgrading of Road, San Antonio, Floridablanca, Pampanga	25,000,000
Upgrading/Concreting of Road at Jose Abad Santon “Siran”, Guagua, Pampanga	13,000,000
Upgrading/Concreting of Road at Maquiapo, Guagua, Pampanga	18,000,000
Upgrading/Concreting of Road at Natividad, Guagua, Pampanga	8,000,000
Upgrading/Concreting of Road at San Jose, Guagua, Pampanga	13,000,000
Upgrading/Concreting of Road at San Rafael, (Infront of Brgy. Hall), Guagua, Pampanga	8,000,000
Upgrading/Concreting of Road at San Rafael, Guagua, Pampanga	15,000,000
Upgrading/Concreting of Road at Sta. Filomena (L.M. Portion), Guagua, Pampanga	13,000,000
Upgrading/Concreting of Road at Sta. Ines (Villa Luz), Guagua, Pampanga	8,000,000
Upgrading/Concreting of Road at Sta. Ursula (Sta.Clara), Guagua, Pampanga	12,000,000
Upgrading/Concreting of Road Sto. Nino, Guagua, Pampanga	8,000,000
Upgrading/Concreting of Road w/ Drainage Canal at San Miguel (Villa Rosemarie), Guagua, Pampanga	23,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1041
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Region IV-A	990,500,000

Regional Office IV-A	100,000,000

Improvement/Widening of Congressional Ave., including RROW, GMA, Cavite	50,000,000
Improvement/Widening of Mayor’s Blvd., including RROW, GMA, Cavite	50,000,000

Batangas 1st District Engineering Office	145,000,000

Concreting/Improvement of Pooc-Lucban-Taklang Anak Road in Balayan and Calaca, Batangas	50,000,000
Concreting/Improvement of Sitio Balanoy, Brgy. Prenza to Sitio Tanag, Brgy. San Diego Road, Lian, Batangas	50,000,000
Construction/Upgrading/Rehabilitation of Drainage along National Road, Brgy. K0108 + 565 - K0111 + 583, Brgy. Langgangan, Caybunga, Durungao, Sampaga, Balayan, Batangas	45,000,000

Batangas 2nd District Engineering Office	58,500,000

Construction/Improvement of Circumferential Road of Malabrigo Light House and Park Site at Brgy. Malabrigo, Lobo, Batangas	8,500,000
Improvement/Rehabilitation of Municipal Road Phase I at Brgy. Poblacion, Lobo, Batangas	29,000,000
Improvement/Rehabilitation of Municipal Road at Brgy. Poblacion, Lobo, Batangas	21,000,000

Batangas 3rd District Engineering Office	100,000,000

As-is-Niyugan Ecotourism Road leading to Laurel Tourism Sports and Taal Volcano, Brgy. As-is, Laurel, Batangas	50,000,000
Improvement/Rehabillitation of Lipa - Mataas na Kahoy Road (Mataas na kahoy Section), Mataas na Kahoy, Batangas	50,000,000

Batangas 4th District Engineering Office	162,000,000

Construction/ Rehabilitation/ Improvement of Road along Sampaguita-Adya Road, Lipa City, Batangas	5,000,000
Construction/ Rehabilitation/ Improvement of Road at Barangay Duhatan, Lipa City, Batangas	5,000,000
Construction/Rehabilitation/Improvement of Road at Barangay Latag, Lipa City, Batangas	10,000,000
Construction/Rehabilitation/Improvement of Road at Barangay Pangao, Lipa City, Batangas	4,000,000
Construction/Rehabilitation/Improvement of Road at Barangay Pinagkawitan, Lipa City, Batangas	5,000,000
Construction/Rehabilitation/Improvement of Road at Barangay Rizal, Lipa City, Batangas	10,000,000
Construction/Rehabilitation/Improvement of Road at Barangay San Benito, Lipa City, Batangas	8,000,000
Construction/Rehabilitation/Improvement of Road at Barangay San Celestino, Lipa City, Batangas	10,000,000
Construction/Rehabilitation/Improvement of Road at Barangay San Isidro, Lipa City, Batangas	10,000,000
Improvement/Rehabilitation of Lipa - Mataas na Kahoy Road (Lipa Section), Lipa, Batangas	30,000,000
Rehabilitation/Improvement of Road including Drainage System at Barangay 7, Lipa City, Batangas	10,000,000

1042	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Road Improvements with line canal of Brgy. Alupay, Rosario, Batangas to Brgy. Maugat East, Padre Garcia, Batangas	30,000,000
Road Improvement with line canal of Brgy. San Miguel, Padre Garcia to Brgy. Sta. Cruz, Rosario, Batangas	25,000,000
Quezon 3rd District Engineering Office	25,000,000

Rehabilitation/Reconstruction of Road along De Leon St. - Fishing Port, Poblacion, San Andres, Quezon	25,000,000
Quezon 4th District Engineering Office	400,000,000

Construction of Apad Lutao - Kuyaoyao Road, Calauag, Quezon	50,000,000
Construction of Caridad Ibaba - Caridad Ilaya - Villa Ibaba - Villa Ilaya Road, Atimonan, Quezon	50,000,000
Construction of Cogorin Ibaba Mabanban - Veronica Road, Lopez, Quezon	50,000,000
Construction of Himbubulo Weste - Manggalang - Lubigan Road, Guinayangan, Quezon	50,000,000
Construction of Lalaguna - Monteclaro - Pisipis Road, Lopez, Quezon	50,000,000
Construction of Madlangdungan - Apad Taisan - Apad Lutao Road, Calauag, Quezon	50,000,000
Construction of Magsaysay - San Andres - Bundok Road, Atimonan, Quezon	50,000,000
Construction of Sapaan - San Andres Labak - San Andres Bundok - Montes Balaon - Montes Kallagan - Mangalayan Bundok - Mangalayan Labak, Atimonan, Quezen	50,000,000

Region IV-B	14,500,000

Mindoro Oriental District Engineering Office	14,500,000

Concreting of Road, Brgy. Batino, Calapan City, Oriental Mindoro	2,000,000
Concreting of Road, Del Pilar, Naujan to Comunal, Calapan City, Oriental Mindoro	2,000,000
Concreting of Road, Lemon St., Greenvalley Subd., Lalud, Calapan City, Oriental Mindoro	2,000,000
Concreting of Road, San Nicolas, Naujan, Oriental Mindoro	2,000,000
Concreting of Road, Sitio Aliso, Canubing II, Calapan City, Oriental Mindoro	2,000,000
Concreting of Road, Sitio Ibaba, Canubing II, Calapan City, Oriental Mindoro	2,500,000
Concreting of Road, Sitio III, Brgy. Bucayao, Oriental Mindoro	2,000,000

Region V	512,500,000

Albay 2nd District Engineering Office	200,000,000

Construction of Barangay Road, Purok 6, Matanag, Legazpi City, Albay	50,000,000
Construction/Improvement of Guicadale Road Network leading to International Airport (Manawan-Ouinuartilan Section), Daraga, Albay	50,000,000
Construction/Improvement of Guicadale Road Network leading to International Airport (Taysan-Maslog Section), Legazpi City, Albay	50,000,000
Construction/Opening of Bandañero - Kilicao Road, Daraga, Albay	50,000,000
Camarines Sur 3rd District Engineering Office	50,000,000

Repair/Rehabilitation/Improvement of Farm to Market Road, Barangay Solong to Sitio Boctot, Caramoran, Catanduanes	50,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1043
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Camarines Sur 4th District Engineering Office	57,500,000

Construction of Barangay Road and 15 Barrel Box Culvert connecting Barangays Tinawagan and Libod, Tigaon, Camarines Sur	40,000,000
Construction of Local Road, Del Carmen, San Jose, Camarines Sur	2,000,000
Construction of Local Road, Gubat/Sitio Lip-ac, Tigaon/Goa, Camarines Sur	2,000,000
Construction of Local Road, Loho/San Roque, Lagonoy, Camarines Sur	2,000,000
Construction of Local Road, Pag-asa/Bataan, Tinambac, Camarines Sur	2,500,000
Construction of Local Road, Ponglon, San Jose, Camarines Sur	2,000,000
Construction of Local Road, Sitio Bolo, Tinorongan, Sagñay, Camarines Sur	3,000,000
Construction of Local Road, Zone 2 Salvacion, Tigaon, Camarines Sur	2,000,000
Construction of Local Road, Zone 5 Calalahan, San Jose, Camarines Sur	2,000,000
Catanduanes District Engineering Office	55,000,000

Construction of Hitoma Road, Caramoran, Catanduanes	30,000,000
Construction of Salvacion - Iyao - Obi Road, Caramoran, Catanduanes	25,000,000
Masbate 1st District Engineering Office	50,000,000

Concreting of Road including Drainage Structures, Slope Protection and Lightning Facilities, Jct. Imbudo, Milagros to Brgy. Cagay Masbate City, Masbate	50,000,000
Sorsogon District Engineering Office	100,000,000

Construction of Del Rosario - Sitio Hipanao - Malbog Farm to Market Road, Pilar, Sorsogon	50,000,000
Construction of Sitio Hipanao - Malbog Farm to Market Road, Pilar, Sorsogon	50,000,000

Region VI	115,000,000

Capiz 2nd District Engineering Office	50,000,000

Widening of Sigma Bypass Road, incl. Sigma Br. II, Sigma, Capiz	50,000,000
Iloilo 3rd District Engineering Office	65,000,000

Concreting of Daculan-Gogo-Bulaqueña-Paon Road, Estancia, Iloilo	50,000,000
Concreting of Tanza-Botongon Road connecting NRJ Iloilo East Coast Estancia Wharf Road, Estancia, Iloilo	15,000,000

Region VII	361,000,000

Bohol 1st District Engineering Office	13,000,000

Asphalting of Purok 1 Road, Brgy. San Isidro, Tagbilaran, Bohol	1,000,000
Concreting of Barangay Road, Bagacay Saong, Loon, Bohol	1,500,000
Concreting of Barangay Road, Bugho, Loon, Bohol	1,500,000
Concreting of Barangay Road, Cabulihan, Tubigon, Bohol	1,000,000
Concreting of Barangay Road, Centro, Tubigon, Bohol	1,000,000
Concreting of Barangay Road, Ilijan Norte, Tubigon, Bohol	1,000,000
Concreting of Dote St. leading to Taloto Beach, Brgy. Taloto, Tagbilaran, Bohol	1,000,000
Concreting of Road, Barangay Cabawan, Tagbilaran, Bohol	1,000,000
Concreting of Road, Cadre Road, City Hall Compound, Tagbilaran, Bohol	1,000,000
Concreting/ Widening of Municipal Road leading to Municipal Hall, Calape, Bohol	3,000,000

1044	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Bohol 2nd District Engineering Office	120,000,000

Concreting of Bugtongbod-Cabug Road, Clarin, Bohol	10,000,000
Concreting of Mandawa Road, Bien Unido, Bohol	50,000,000
Concreting of Nueva Estrella Road, Bien Unido, Bohol	50,000,000
Concreting of Road, Barangay Magsaysay, Talibon, Bohol	10,000,000
Bohol 3rd District Engineering Office	203,000,000

Concreting (with riprap) of Sitio Landahon Road, Brgy. Poblacion, Sevilla, Bohol	2,000,000
Concreting of Barangay Alegria Road, Carmen, Bohol	2,000,000
Concreting of Barangay Dagohoy Road, Bilar, Bohol	2,000,000
Concreting of Barangay El Progreso Road, Carmen, Bohol	2,000,000
Concreting of Barangay La Salvacion Road, Carmen, Bohol	2,000,000
Concreting of Barangay Lundag Road, Anda, Bohol	2,000,000
Concreting of Barangay Tamboan Road, Carmen, Bohol	2,000,000
Concreting of Barangay Villarcayo Road, Carmen, Bohol	2,000,000
Concreting of Barangay Yanaya Road, Bilar, Bohol	2,000,000
Concreting of Brgy. Abad Santos Road, Mabini, Bohol	2,000,000
Concreting of Brgy. Bakilid Road, Dimiao, Bohol	2,000,000
Concreting of Brgy. Balili Road, Jagna, Bohol	2,000,000
Concreting of Brgy. Banban Road, Dimiao, Bohol	2,000,000
Concreting of Brgy. Bato, Guindulman, Bohol	2,000,000
Concreting of Brgy. Baybayon Road, Mabini, Bohol	2,000,000
Concreting of Brgy. Bicao Road, Carmen, Bohol	2,000,000
Concreting of Brgy. Bonifacio Road, Bilar, Bohol	2,000,000
Concreting of Brgy. Botoc Occidental Road, Loay, Bohol	2,000,000
Concreting of Brgy. Bugang Sur Road, Bilar, Bohol	2,000,000
Concreting of Brgy. Bulawan, Guindulman, Bohol	2,000,000
Concreting of Brgy. Calinginan Norte Road, Sevilla, Bohol	2,000,000
Concreting of Brgy. Cambance Road Leading to Kruz na Daku, Loboc, Bohol	2,000,000
Concreting of Brgy. Cambance-Buenvista-Calvario Road, Bohol	10,000,000
Concreting of Brgy. Cambigsi Road, Bilar, Bohol	2,000,000
Concreting of Brgy. Cambuyo Road, Cambuyo, Garcia Hernandez, Bohol	2,000,000
Concreting of Brgy.Campagao Road, Bilar, Bohol	2,000,000
Concreting of Brgy. Canhaway Road, Guindulman, Bohol	2,000,000
Concreting of Brgy. Cantigdas, Batuan, Bohol	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1045
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Brgy. Catungawan Sur-Mayuga Road, Gundulman, Bohol	10,000,000
Concreting of Brgy. Guinacot, Guindulman, Bohol	2,000,000
Concreting of Brgy. La Paz Road, Carmen, Bohol	2,000,000
Concreting of Brgy. La Suerte Road, Pilar, Bohol	2,000,000
Concreting of Brgy. La Union Road, Sierra Bullones, Bohol	2,000,000
Concreting of Brgy. Las Salinas Sur Road, Loay, Bohol	2,000,000
Concreting of Brgy. Lataban Road, Sierra Bullones, Bohol	2,000,000
Concreting of Brgy. Malbog Road, Jagna, Bohol	2,000,000
Concreting of Brgy. Matin-ao-Villafuerte Road, Carmen, Bohol	2,000,000
Concreting of Brgy. Nausok Road with Box Culvert, Jagna, Bohol	2,000,000
Concreting of Brgy. Nueva Vida Sur Road, Carmen, Bohol	2,000,000
Concreting of Brgy. Poblacion Norte Road, Carmen, Bohol	2,000,000
Concreting of Brgy. Poblacion Road, Anda, Bohol	2,000,000
Concreting of Brgy. Quinoguitan Road, Loboc, Bohol	2,000,000
Concreting of Brgy. San Jose Road, Sierra Bullones, Bohol	2,000,000
Concreting of Brgy. Sawang Road, Guindulman, Bohol	2,000,000
Concreting of Brgy. Tayong Occidental Road, Loay, Bohol	2,000,000
Concreting of Brgy. Tubod Mar Road, Jagna, Bohol	2,000,000
Concreting of Brgy. Zamora Road, Bilar, Bohol	2,000,000
Concreting of Bunga Mar- Bunga Ilaya-Kinagbaan-Laca-Buyog Road, Jagna, Bohol	2,000,000
Concreting of Buyog, Jagna to Abijilan, Garcia Hernandez Road, Bohol	2,000,000
Concreting of Cagong-cagong to katipunan Road, Alicia, Bohol	10,000,000
Concreting of Calma-Datag Road, Garcia Hernandez, Bohol	10,000,000
Concreting of Canjulao-Cantuyoc Road, Jagna, Bohol	2,000,000
Concreting of Cawayanan-Concepcion Road, Mabini, Bohol	10,000,000
Concreting of Janlud-Qurino Road, Batuan, Bohol	2,000,000
Concreting of Junction to Katiwihan Road to Centro, Calabacita, Jagna, Bohol	2,000,000
Concreting of Lundag-Almaria-Katipunan-Buenasuerte-Tanod Road, Anda, Bohol	10,000,000
Concreting of Poblacion 2-Abaca-San Roque Road, Mabini, Bohol	2,000,000
Concreting of Poblacion-Cabancalan-Licolico-Bayawahan Road, Sevilla, Bohol	10,000,000
Concreting of Purok 2 Road, Brgy. San Pedro leading to Lord of Pardon Shrine, Duero, Bohol	2,000,000
Concreting of PUROK 3 Guindaruhan Road, Baguhan, Dimiao, Bohol	2,000,000
Concreting of Purok 3 Road, Brgy. Mahayag, Alicia, Bohol	2,000,000

1046	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of San Isidro-Libogan Road, Brgy. Cansuhay, Duero, Bohol	2,000,000
Concreting of Sitio Calingganay to Sitio Puti Road, Brgy. Poblacion, Alicia, Bohol	2,000,000
Concreting of Sitio Ilaya-Sitio Ilaya 2-Sitio Carahan, Lombog, Guindulman, Bohol	5,000,000
Concreting of Sitio Lamak Road, Salvador, Sierra Bullones, Bohol	2,000,000
Concreting of Sitio Mahayhay, Brgy. Montesuerte Road, Carmen, Bohol	2,000,000
Concreting of Sitio Malid, Brgy. Buenavista Road, Carmen, Bohol	2,000,000
Concreting of Sitio Paglaon, Brgy. Poblacion Road, Sierra Bullones, Bohol	10,000,000
Cebu City District Engineering Office	25,000,000

Improvement of Roads, Brgy. Binaliw, Cebu City	25,000,000

Region VIII	265,000,000

Biliran District Engineering Office	205,000,000

Construction/Improvement of Access Road from Brgy. Bato Community Airport (0018), Brgy. Bato, Biliran	3,000,000
Construction/Improvement of Access Road from Brgy. Bato to Monastery of God the Father (0017), Brgy. Bato, Biliran	2,800,000
Construction/Improvement of Access Road from Brgy. Iyusan to Pondol falls (0014) Brgy. Iyusan, Almeria, Biliran	25,200,000
Construction/Road Opening of Access Roads from Mabini to Higatangan Lighthouse (0019), Higatangan, Naval, Biliran	45,000,000
Rehabilitation of Brgy. Libtong - Villa Consuelo, Brgy. Road, Naval, Biliran	50,000,000
Rehabilitation of Cabungaan - Villa Caneja, Brgy. Road, Naval, Biliran	50,000,000
Rehabilitation/Improvement from Brgy. Masagaosao Core Road connecting to Masagaosao Community Based Forest Management (CBFM) Farmers Association (0015), Kawayan, Biliran	14,000,000
Rehabilitation/Improvement from Sitio Buri to Brgy. Ungali Core in support to the Food and Resource Based Processing (Banana and Coco Based Products (0016), Kawayan, Biliran	15,000,000
Leyte 3rd District Engineering Office	50,000,000

Construction of Hibulangan Small Water Reservoir Diversion Road, Villaba, Leyte	50,000,000
Northern Samar 1st District Engineering Office	10,000,000

Concreting of Brgy. Balite Boulevard Extension to Brgy. P. Tingzon, San Jose, Northern Samar	10,000,000

Region IX	330,000,000

Zamboanga del Sur 1st District Engineering Office	330,000,000

Construction of Concrete Road, Brgy. Dalapang, Labangan, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. Dumalinao to Brgy. Buloron, Midsalip, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. Litapan to Bag-ong Ariosa Road, Josefina, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. Mansanas to Bag-ong Baroy Road, Josefina, Zamboanga del Sur	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1047
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Concrete Road, Brgy. Moradji to Don Victoriano Road, Josefina, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. Paradise to Bambong Diut Road, RM, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. Poblacion to Brgy. Libertad - Brgy. Sto. Niño - Sawa Road, Sominot, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. San Fernando, Ramon Magsaysay, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. San Isidro Road to Brgy. Man-Iland Road, Labangan, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Brgy. Sapa-Anding to Lower Sambulawan Road, RM, Zamboanga del Sur	30,000,000
Construction of Concrete Road, Campo1-Lower Inasagan-Gubaan Road, Aurora, Zamboanga del Sur	30,000,000

Region X	285,000,000

Camiguin District Engineering Office	285,000,000

Access Roads leading to Tourism Road, Construction/Improvement of Service Road to Binangawan Falls, Sagay, Camiquin	45,000,000
Access Roads leading to Trades and Industry Road, Concreting/Opening of Agoho-Yumbing Road in support of Local Processed Flood and Handicraft Industry, Mambajao, Camiguin	30,000,000
Access Roads leading to Trades and Industry Road, Concreting/Opening of Naasag-Yumbing-Agoho Road in support of Agribusiness (Coconut, Abaca and Bamboo) Industry, Mambajao, Camiguin	50,000,000
Access Roads leading to Trades and Industry Road, Construction/Rehabilitation of Sibato (agoho) Provincial Road connecting Villarosa-Tibuild (Yumbing) Road in support of Agribusiness (Coconut, Abaca and Bamboo) Industry, Mambajao, Camiguin	50,000,000
Construction of Alternate Road, Catarman, Camiguin	50,000,000
Construction of Cross-Country Road, Mahinog-Sagay, Camiguin	50,000,000
Construction of Local Road 1, Panghiawan, Catarman, Camiguin	5,000,000
Construction of Local Road 2, Panghiawan, Catarman, Camiguin	5,000,000

Region XI	1,300,950,000

Davao City District Engineering Office	5,000,000

Concreting of Road, Purok 5A, Brgy. Tibungco, Davao City	5,000,000
Davao del Norte District Engineering Office	1,195,950,000

Access Road leading to Tribal Village, Tibyun Cave, San Miguel Cave and Paradise Cave, Tagum City, Davao del Norte	30,000,000
Asphalting of Road at Blk. 10 and Blk. 11, Prk. Cattleya, Mel Village, Visayan College, Tagum City, Davao del Norte	1,000,000
Completion of Local Roads, Prk. 1, 3, 6, 7, and 8, Concepcion, Asuncion, Davao del Norte	650,000
Concreting of Access/Core Road from Catubag Area to Nanaga, Sto. Niño, Talaingod, Davao del Norte	1,000,000
Concreting of Access/Core Road from Jct. National Highway (Prk. 1 Anselmo Cinco Area) - Jct. National Highway (Sacil Area), Sto. Niño, Talaingod, Davao del Norte	2,500,000

1048	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Access/Core Road from Jct. National Highway (Salawao) - DJALMNHS, Sto. Niña, Talaingod, Davao del Norte	12,000,000
Concreting of Access/Core Road from Jct. National Highway (Sinco Area) - Jct. National Highway (Macapobre Area), Sto. Niño, Talaingod, Davao del Norte	8,000,000
Concreting of Barangay Road from Bdry. Gabuyan to Prk. 5 Katipunan, Kapalong, Davao del Norte	12,000,000
Concreting of Barangay Roads at Limbaan, New Corella, Davao del Norte	10,000,000
Concreting of barangay roads located at Purok Bagani, Sacred Heart, Cuambugan, Tagum City, Davao del Norte	2,000,000
Concreting of Brgy. Road from Purok Guadalupe to San Isidro Parish Church , Sawata, San Isidro, Davao del Norte	5,000,000
Concreting of Fdr. Rd. 5 to Mamacao, Sto. Tomas, Davao del Norte	50,000,000
Concreting of Local Roads from Jct. National Highway (Salawao) - Migatong, Sto. Niño, Talaingod, Davao del Norte	48,000,000
Concreting of Local Roads From Jct. Provincial Road (Prk. 3, Tagulayan, Palma Gil) - Prk. 4 Upper Sto. Niño, Talaingod, Davao del Norte	33,000,000
Concreting of Local Roads from Prk. 2 Dagohoy - Prk. 3 Dagohoy via Miapog, Palma Gil, Talaingod, Davao del Norte	49,500,000
Concreting of Local Road from Prk. 6A (Fortu Area ), Sto. Niño - Jct. Provincial Road (Cordero & Opao Area ) Sto. Niño, Talaingod, Davao del Norte	30,000,000
Concreting of Local Roads from Purok 48 - Dayanan Area, Sto. Niño, Talaingod Davao del Norte	10,000,000
Concreting of Local Roads from Remullo to Centena Area, Sto. Niño, Talaingod , Davao del Norte	2,000,000
Concreting of local Roads of Prk. 2A, Pamacaun, Asuncion, Davao del Norte	5,000,000
Concreting of Local Roads , New Santiago, Asuncion, Davao del Norte	3,000,000
Concreting of Local Roads , Prk. 2, 6, 3, and 4, New Loon, Asuncion , Davao del Norte	5,000,000
Concreting of Municipal Roads & Streets, Asuncion, Davao del Norte	50,000,000
Concreting of Road at Prk. Maharlika to Prk. RJP Village II, Magugpo East, Tagum City, Davao del Norte	2,500,000
Concreting of Road at Prk. Mencidor, Magugpo East , Tagum City , Davao del Norte	2,500,000
Concreting of Road at Prk. Sacred Heart with Open Drainage (both sides), Cuambogan, Tagum City. Davao del Norte	13,200,000
Concreting of Road from Bdry. Gabuyan to Prk. 5, Katipunan, Kapalong, Davao del Norte	1,900,000
Concreting of Road from Brgy. Gym to Prk San Antonio, Nueva Fuerza, Tagum City, Davao del Norte	49,500,000
Concreting of Road from Prk. 1 Rizal to Poblacion, Brgy. San Isidro, Tagum City, Davao del Norte	34,500,000
Concreting of Road from Prk. 1 to Prk. 2, Sagayen, Asuncion, Davao del Norte	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1049
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Concreting of Road from Prk. 3 to San Miguel Bypass Rod, Brgy. Canocotan, Tagum City, Davao del Norte	40,500,000
Concreting of Road from Prk. Bagani to Prk. Liwliwa, Cuambogan, Tagum City, Davao del Norte	24,000,000
Concreting of Road from prk. Bagong Silang to Prk. Albarida, Pasabangan, Tagum City, Davao del Norte	31,500,000
Concreting of Road from Prk. Cebole to Prk. Kahayag, Visayan, Tagum City, Davao del Norte	33,000,000
Concreting of Road from Prk. Durian - Prk. Bangag, Brgy. San Isidro, Tagum City, Davao del Norte	16,500,000
Concreting of Road from Prk. Durian to Timog with Open Drainage (both sides), Visayan Village, Tagum City, Davao del Norte	28,600,000
Concreting of Road from Prk. Lanzones to back of Robinsons with Open Drainage (both sides), Visayan Village, Tagum City, Davao del Norte	22,000,000
Concreting of Road from Prk. Lemonsito to Prk. Greenland with Open Drainage (both sides), Mankilam, Tagum City, Davao del Norte	26,400,000
Concreting of Road from Prk. San Isidro to prk Malinawon, la Filipina, Tagum City, Davao del Norte	21,000,000
Concreting of Road from Prk. Santol to prk. Pagkakalsa with Open Drainage (both sides), Cuambogan, Tagum City, Davao del Norte	33,000,000
Concreting of Road, Sampao Public Cemetery, Sampao, Kapalong, Davao del Norte	500,000
Concreting of Roads from Crossing Sto. Niño to Purok 1, Sto. Niño, New Corella, Davao del Norte	36,000,000
Concreting of Roads from Dacudao Road to EL Unldo Mesaoy, New Corella, Davao del Norte	45,000,000
Concreting of Roads from Prk. 2 to Concrete Bridge, Gabuyan, Kapalong, Davao del Norte	2,000,000
Concreting of Roads From Purok 1, Suawon to Purok 7, Sto. Niño, New Corella, Davao del Norte	35,000,000
Concreting of Roads from Purok 2, Poblacion (Rehabilitation) to Purok 2c, Limbaan, New Corella, Davao del Norte	30,000,000
Concreting /Landscaping of Road along Public Market and Terminal Area , New Corella, Davao del Norte	40,000,000
Construction of Local Roads from Florida to Wigi-wigi and Wigi-wigi to Upper Florida, Florida, Kapalong, Davao del Norte	2,000,000
Construction of Local Roads from Jct. National Highway (Bano-og), Sto. Niño - Menopal - Gasa, Palma Gil, Talaingod. Davao del Norte	10,000,000
Construction of Local Roads from Jct. National Highway (Hindangan), Sto. Niño - Kamingawan, Palma Gil, Talaingod. Davao del Norte	10,000,000
Construction of Local Roads from P-1 to Sitlo Magsaysay via Pundol and P-4, Patrocenio, Tagum City, Davao del Norte	2,000,000
Construction of Local Roads from Prk. 7, Gatong , Palma Gil - Hagimlt/Dao-an Area, Palma Gil, Talaingod, Davao del Norte	8,000,000
Construction of Local Roads with box culvert from Danghil are to Luczon area, Prk. 2. Dagohoy, Talaingod, Davao del Norte	3,000,000

1050	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Road at Prk. Waling-Waling and Prk. Sunflower, Bincungan, Tagum City, Davao del Norte	3,000,000
Construction of Roads from San Juan, Del Pilar to Barangay Mesaoy, New Corella, Davao del Norte	3,000,000
Improvement of Local Roads from Prk. 10 to Cemetery, Doña Andrea, Asuncion, Davao del Norte	1,000,000
Jct. Tagum City By Pass Road - San Agustin - New Bohol leading to Matin-ao Inland Resort, Tagum City, Davao del Norte	20,000,000
Local Road, San Jose, New Corella, Davao del Norte	2,000,000
Matin-ao leading to Burako and Casilak Falls, Tagum City, Davao del Norte	20,000,000
New Corella-Guadalupe-Del Monte connecting New Corella Overland Transport Terminal in Cacao, Coconut, Banana and Rubber Industry, Davao del Norte	30,000,000
Opening of Local Roads from Prk. 10 to Prk. 5, Canatan, Asuncion, Davao del Norte	1,000,000
Opening of Local Roads, Prk 4 to Anonang, Sta. Filomena, Asuncion, Davao del Norte	2,000,000
Opening of Local Roads, Prk. 3 to Prk. 4, Canatan, Asuncion, Davao del Norte	1,500,000
Opening of Roads/Short Cut Road from Purok 1 Patrocenio to Sitio Magsaysay via Pundol and Purok 4, Brgy. Patrocenio, Tagum City, Davao del Norte	3,000,000
Opening of Road w/ Graveling of Prk. 3A to New Cebu, Kipalili w/ Concrete Bridge, Pamacaun, Asuncion, Davao del Norte	8,000,000
Panas, Carcor-Patrocenio to El Salvador to Nabunturan leading to Tinagong Busay Cave and View Deck and Balaang Bukid, Tagum City, Davao del Norte	30,000,000
Purok Repairs at 18 Puroks at Brgy. Florida, Kapalong, Davao del Norte	1,000,000
Rehabilitation and Improvement of Road from ISA DAM to Purok 6, New Bohol, New Corella, Davao del Norte	5,000,000
Rehabilitation and Improvement of Roads from Sitio Dasing, Mesaoy to Monte Carlo, Del Pilar, New Corella, Davao del Norte	3,000,000
Rehabilitation of Local Roads from Butay - Dulyan, Palma Gil, Talaingod, Davao del Norte	3,500,000
Rehabilitation of Local Roads from KM. 23, Tibucag - KM. 31, Dagohoy, Talaingod, Davao del Norte	8,000,000
Rehabilitation of Local Roads from Marcelo Ramirez Area to Boy Cubelo Area, Sto. Niño, Talaingod, Davao del Norte	1,000,000
Rehabilitation of Local Roads from Purok 3 to Purok 11 down to Purok 5, Mamacao, Kapalong, Davao del Norte	1,500,000
Rehabilitation of Local Roads from Sitio Kamingawan - Sitio Tambuko, Palma Gil, Talaingod, Davao del Norte	3,000,000
Rehabilitation/Improvement of Local Roads from Prk. 3 Tagulayan (Enad & Tribunalo Area) to Prk. Sodion (Baldueza & Benido Area), Palma Gil, Talaingod, Davao del Norte	2,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1051
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Rehabilitation/Improvement of Local Roads from Barobo-Mirato-Damuluan, Brgy. Dagohoy, Talaingod, Davao del Norte	12,000,000
Rehabilitation/Improvement of Local Roads from Jct. National Highway Milako - Naputkalan, Talaingod, Davao del Norte	10,000,000
Rehabilitation/Improvement of Local Roads from Milyong, Sto. Niño - Central Baugan, Palma Gil. Talaingod, Davao del Norte	20,000,000
Rehabilitation/Improvement of Local Roads with Box Culvert Type Bridge from Lumabag, Palma Gil. Talaingod, Davao del Norte	10,000,000
Rehabilitation/Improvement of Local Roads, Purok 3, 7, & 8, Concepcion, Asuncion, Davao del Norte	1,000,000
Road Concreting from sitio Mabuhay to Bdry. New Loon, Capungagan, Kapalong, Davao del Norte	2,000,000
Road Concreting in Prk. Galingan, Mankilam, Tagum City, Davao del Norte	1,000,000
Road Concreting w/Drainage in Prk. Carig 1 and 2, Mankilam, Tagum City, Davao del Norte	2,000,000
Road Opening from Patil to Mambago and Upper Tagasan to Lower Tagasan, Gupitan, Kapalong, Davao del Norte	2,000,000
Road Rehabilitation (Prk 6A, 6B) going to New Loon, Capungagan Kapalong, Davao del Norte	2,000,000
Road Rehabilitation from Mabuhay ES to New Agno, Capungagan, Kapalong, Davao del Norte	2,000,000
Road Rehabilitation of Jct. Provincial Roads to Almine Area, Prk. 3, Dagohoy, Talaingod, Davao del Norte	700,000
Road Rehabilitation of Kapatagan to Mangkay, Gupitan, Kapalong, Davao del Norte	2,000,000
Davao Occidental District Engineering Office	100,000,000

Construction Lais-Ticulon Bypass road, Malita, Davao Occidental	50,000,000
Construction Mana-Lais Bypass Road, Malita, Davao Occidental	50,000,000

Region XIII	112,000,000

Agusan del Sur 2nd District Engineeing Office	100,000,000

Concreting of Sitio Gasa-Barangay Tudela Road of Trento, Agusan del Sur	50,000,000
Construction of Sitio Gasa-Sitio Lilo to Brgy Basa Road of Trento, Agusan del Sur	50,000,000
Surigao del Norte 1st District Engineering Office	12,000,000

Construction of Sta. Ines - Bil-At - Calatangnan Phase III, General Luna, Surigao del Norte	12,000,000

Local Bridges	2,341,250,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	2,341,250,000

National Capital region	1,389,000,000

Central Office	1,389,000,000

Construction of 2 Unit Footbridge along Manila-Cavite (near St. Dominic), Bacoor City, Cavite	75,000,000
Construction of 3 Unit Footbridge along the intersection of Bacoor-Dasmariñas Rd and Bacoor Blvd, Bacoor City, Cavite	75,000,000

1052	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Bridge Spanning, Manggahan Floodway, Brgy. San Juan, Cainta, Rizal	150,000,000
Construction of Bridge, Brgy. Dahat - Brgy. Himactocon Bridge, Lagonoy, Camarines Sur	60,000,000
Construction of Cabaywa (Prk. 3) RCDG Bridge, Asuncion, Davao del Norte	55,000,000
Construction of four (4) Pre-stressed Concrete Bridges, Crossing Lukutang Malaki River, San Isidro, Rodriguez, Rizal	200,000,000
Construction of Lais-Mana Bridge, Brgy, Lais, Davao Occidental	100,000,000
Construction of NRJ Pacifico - Tigasao Bypass Bridge (Sta. 0+000/Sta. 0+119), San Isidro,Surigao del Norte	124,000,000
Construction of Sto. Cristo Bridge Lubao, Pampanga	60,000,000
Construction of Las Nieves Bridge and Road Approaches, Las Nieves, Agusan del Norte	400,000,000
Widening of Expressway Bridge (B02912LZ) K0049 + 220 - K0049 + 296, Carmona, Cavite	90,000,000

Region I	50,000,000

Pangasinan 2nd District Engineering Office	50,000,000

Construction of Bigbiga-Tiblong Bridge, Bigbiga-Tiblong, San Fabian, Pangasinan	50,000,000

Cordillera Administrative Region	45,000,000

Abra District Engineering Office	45,000,000

Retrofitting of Calaba Bridge (Phase I), Abra-Ilocos Norte Road: K0411+234 - K0412+081, Abra	25,000,000
Retrofitting of Calaba Bridge (Phase II), Abra-Ilocos Norte Road: K0411+234 - K0412+081, Abra	20,000,000

Region III	383,500,000

Bulacan 2nd District Engineering Office	54,000,000

Construction of Bridge, Brgy. Mandile, San Miguel, Bulacan	30,000,000
Construction of Bridge, Brgy. Sapang Dayap, San Ildefonso, Bulacan	20,000,000
Construction of overpass in front of Vedasto High School, Brgy. Salacot, San Miguel, Bulacan	4,000,000
Pampanga 2nd District Engineering Office	329,500,000

Construction of Bridge across Sapang Maragul, San Juan Nepomuceno, Guagua, Pampanga	10,000,000
Construction of Bridge (to PHUMP road dike), Bancal Sinubll, Lubao, Pampanga	5,000,000
Construction of Bridge, Brgy. Diaz Porac, Pampanga	50,000,000
Construction of Del Carmen Bridge, Floridablance, Pampanga	35,000,000
Construction of Footbridge, Purok Rose, Sta. Monica, Lubao, Pampanga	9,000,000
Construction of Footbridge, Sebitanan, Sasmuan, Pampanga	500,000
Construction of Jalung Bridge, Porac, Pampanga	50,000,000
Construction of Nabuclod Bridge, Floridablanca, Pampanga	30,000,000
Construction of Pedestrian Overpass along JASA Road Sta. Rita and San Antonio Section	30,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1053
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of San Vicente Bridge, San Vicente, Sta. Rita	30,000,000
Construction of Sinura Bridge, Porac, Pampanga	20,000,000
Extension of Apalit Bridge (Abut. “B”) Floridablanca, Pampanga	50,000,000
Replacement of Bridge, Brgy. Palat, Porac, Pampanga	10,000,000

Region IV-A	167,000,000

Regional Office IV-A	45,000,000

Completion of Footbridge (infront of SM Molino), Bacoor City, Cavite	25,000,000
Construction of Footbridge along Governor’s Drive, Carmona, Cavite	20,000,000
Batangas 1st District Engineering Office	20,000,000

Widening/Rehabilitation of Bridges for Brgy. Zone 8, Brgy. Iba and Brgy. Imamawo, Taal, Batangas	20,000,000
Batangas 4th District Engineering Office	102,000,000

Construction of Bridge including approaches from Barangay Pagolingin Bata to San Guillermo, Lipa City, Batangas	30,000,000
Construction of Footbridge at Barangay Balintawak, Lipa City, Batangas	2,000,000
Construction of Pedestrian Overpass at Tambo Elementary School, Barangay Tambo, Lipa City, Batangas	15,000,000
Construction/Improvement of Bridge at Barangay Pangao, Lipa City, Batangas	15,000,000
Replacement of bridge at Barangay Lumbang, Lipa City, Batangas	40,000,000

Region V	127,000,000

Albay 1st District Engineering Office	17,000,000

Repair/Rehabilitation/Restoration of Nagas Bridge #1, Barangay Nagas, Tiwi, Albay	17,000,000

Camarines Sur 4th District Engineering Office	110,000,000

Construction of Bridge, Brgy. San Roque Bridge, Lagonoy, Camarines Sur	40,000,000
Construction of Bridge, Tinawagan – Brgy. Libod Bridge, Tigaon, Camarines Sur	50,000,000
Rehabilitation/Major Repair/Retrofitting of NIA Control Bridge along Buhi-Tambo Road, Buhi, Camarines Sur	20,000,000

Region VII	18,000,000

Bohol 3rd District Engineering Office	18,000,000

Construction of Footbridge, Brgy. Dagohoy, Bilar, Bohol	5,000,000
Construction of Footbridge, Brgy. Luan, Candijay, Bohol	2,000,000
Construction of Footbridge, Brgy. Paralso, Mabini, Bohol	5,000,000
Construction of New Bridge in Brgy. Bahian, Loboc, Bohol	5,000,000
Improvement of Local Bridge, Brgy. Villa Suerte, Bilar, Bohol	1,000,000

Region XI	161,750,000

Davao del Norte District Engineering Office	161,750,000

Construction of Bridge at El Nido to Kapatagan, New Corella, Davao del Norte	25,000,000
Construction of Bridge at Purok 2 to Purok 5, Poblacion, New Corella, Davao del Norte	15,000,000
Construction of Bridge at Purok 3 to Purok 4, Poblacion, New Corella, Davao del Norte	12,000,000

1054	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Bridge at Purok 4 to Purok 5, Poblacion, New Corella, Davao del Norte	22,000,000
Construction of Bridge at Purok 6, Poblacion to Public Market, New Corella, Davao del Norte	12,000,000
Construction of Bridge Prk. 3, New Santiago, Asuncion, Davao del Norte	2,000,000
Construction of Bridge Prk. 6, New Santiago, Asuncion, Davao del Norte	2,000,000
Construction of Foot Bridge at Prk. 3, Pag-asa, Kapalong, Davao del Norte	1,500,000
Construction of Footbridge, Prk. 4 to Prk. 5, Sta. Filomena, Asuncion, Davao del Norte	5,000,000
Construction of Footbridge, Prk. 6 and Prk. 8, Doña Andrea, Asuncion, Davao del Norte	2,500,000
Construction of Hanging Bridge from Sitio Alongan to Sitio Casilac, Asuncion, Davao del Norte	6,000,000
Construction of La Libertad 2 lanes RCDG Bridge, Sto. Tomas, Davao del Norte	40,000,000
Construction of RCDG Bridge Pamacaun - New Santiago, Asuncion, Davao del Norte	8,000,000
Construction of RCDG Bridge Sagayen - New Santiago, Asuncion, Davao del Norte	8,000,000
Repair of 2 Units Hanging Bridge - Prks. 3A, 3C, 4 & 7, Gabuyan, Kapalong, Davao del Norte	750,000

Water Management Facilities	251,250,000

Water Supply	251,250,000

Construction / Repair / Rehabilitation / Improvement of Various Infrastructure including Local Projects	251,250,000

National Capital Region	75,000,000

Central Office	75,000,000

Construction/ Rehabilitation of Water Works System at Brgy. Poblacion, San Andres Quezon	70,000,000
Water Supply System, Brgy. Cabatuan, Danao benefitting Brgys. Panghagban and Anonang, Buenavista, Bohol	5,000,000

Region III	7,500,000

Bulacan 2nd District Engineering Office	7,500,000

Construction of Water Supply System, Brgy. Camachin, D.R.T., Bulacan	2,500,000
Construction of Water Supply System, Brgy. Tukod, San Rafael, Bulacan	5,000,000

Region IV-A	75,000,000

Batangas 4th District Engineering Office	75,000,000

Construction of Water System at Anilao Elementary School, Barangay Anilao, Lipa City, Batangas	3,000,000
Construction of Water System at Anilao National High School, Barangay Anilao, Lipa City, Batangas	3,000,000
Construction of Water System at Barangay Duhatan, Lipa City, Batangas	3,000,000
Construction of Water System at Barangay Sto. Niño, Lipa City, Batangas	3,000,000

APRIL 29, 2019	OFFICIAL GAZETTE	1055
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Water System at Bolbok Elementary School, Barangay Bolbok, Lipa City, Batangas	3,000,000
Construction of Water System at Calamias Elementary School, Barangay Calamias, Lipa City, Batangas	3,000,000
Construction of Water System at Edilberto I. Mendoza Memorial School, Barangay Latag, Lipa City, Batangas	3,000,000
Construction of Water System at Fernando Airbase Elementary School, Barangay Fernando Airbase, Lipa City, Batangas	3,000,000
Construction of Water System at Fernando Airbase Integrated National High School, Barangay Fernando Airbase, Lipa City Batangas	3,000,000
Construction of Water System at Lipa City Senior High School, Barangay 1, Lipa City, Batangas	3,000,000
Construction of Water System at Malitlit Elementary School at Barangay Malitlit, Lipa City, Batangas	3,000,000
Construction of Water System at padre Valerio Malabanan Elementary School, Barangay 1, Lipa City, Batangas	3,000,000
Construction of Water System at Pagolingin Bata Elementary School, Barangay Pagolingin Bata, Lipa City, Batangas	3,000,000
Construction of Water System at Philippine State College of Aeronautics Barangay Fernando Airbase, Lipa City, Batangas	3,000,000
Construction of Water System at Pinagkawitan Elementary School at Barangay Pinagkawitan, Lipa City, Batangas	3,000,000
Construction of Water System at Pinagkawitan Integrated National High School at Barangay Pinagkawitan, Lipa City, Batangas	3,000,000
Construction of Water System at San Andriano Elementary School at Barangay Antipolo, Lipa City, Batangas	3,000,000
Construction of Water System at San Celestino Elementary School at Barangay San Celestino, Lipa City, Batangas	3,000,000
Construction of Water System at San Francisco Elementary School at Barangay San Francisco, Lipa City, Batangas	3,000,000
Construction of Water System at San Isidro Elementary School at Barangay San Isidro, Lipa City, Batangas	3,000,000
Construction of Water System at Sto. Nino Elementary School at Barangay Sto. Niño, Lipa City, Batangas	3,000,000
Construction of Water System at Sto. Toribio Elementary School at Barangay Sto. Toribio, Lipa City, Batangas	3,000,000
Construction of Water System at Tangob Elementary School at Barangay Tangob, Lipa City, Batangas	3,000,000
Construction of Water System at Tipacan Elementary School at Barangay Tipacan, Lipa City, Batangas	3,000,000
Construction og Water System at San Jose Elementary School, Barangay San Jose, Lipa City, Batangas	3,000,000

Region V	1,500,000

Camarines Sur 4th District Engineering Office	1,500,000

Construction of Water System, Sta. Cruz/GAAO, Caramoan/Tigoan, Camarines Sur	1,500,000

1056	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Region VII	35,000,000

Bohol 2nd District Engineering Office	5,000,000

Municipal Level II Water Supply System, Carlos P. Garcia, Bohol	5,000,000
Bohol 3rd District Engineering Office	30,000,000

Construction of Waterworks of Sitio Pandayan, Brgy. Canhaway, Guindulman, Bohol	2,000,000
Improvement of Water Supply System, Brgy. Lundag, Anda, Bohol	2,000,000
Water Supply System, Brgy. La Victoria, Carmen, Bohol	2,000,000
Water Supply System, Brgy. San Vicente, Pilar, Bohol	2,000,000
Level 2 Water Supply System, Pagsa, Dimlao, Bohol	2,000,000
Level 3 Water Supply System, Brgy. Subayon, Bilar, Bohol	2,000,000
Level II Water Supply System, Brgy. Katipunan, Carmen, Bohol	2,000,000
Level III Batuan Municipal Water Supply System, Batuan, Bohol	10,000,000
Level III Water Supply System, Batuan Municipal Water Supply System, Batuan, Bohol	4,000,000
Level III Water Supply System, Brgy. Rizal, Batuan, Bohol	2,000,000
Region XI	57,250,000

Davao del Norte District Engineering Office	57,250,000

Completion of Potable Water System Construction covering the total 5 Puroks of the Brgy. Libuton, San Isidro, Davao del Norte	1,000,000
Completion of Water System Project, Busaon, Tagum City, Davao del Norte	2,000,000
Completion Of Water System, Level III, Buan, Asuncion, Davao del Norte	2,000,000
Construction of Potable Water System at Brgy. Mamangan Elementary School, San Isidro, Davao del Norte	2,000,000
Construction of Potable Water System at Purok 3-Gaga, Sabangan, San Isidro, Davao del Norte	5,000,000
Construction of Potable Water System at Purok Skylab and Pinamuno Elem. School, Pinamuno Nat’l Highschool and Purok Centro A and B, San Isidro, Davao del Norte	2,500,000
Construction of Potable Water System covering Purok Cacao, A, B and C, Purok Km. 29 and Km. 30, Purok Cebuly, Sambulawan and Argao, Sawata, San Isidro, Davao del Norte	5,000,000
Construction of Potable Water System level II at Purok 1, Kapalong, Davao del Norte	2,500,000
Construction of PWS at Prks. 9, 10, 11, 12, & 13, Luna, Kapalong, Davao del Norte	1,200,000
Construction of PWS level II at Prk. 2, Pag-asa, Kapalong, Davao del Norte	1,500,000
Construction of PWS Level II, Daligdigon, Palma Gil, Talaingod, Davao del Norte	2,000,000
Construction of PWS Level II, Prk. Mangga, Dagohoy, Talaingod, Davao del Norte	2,500,000
Construction of PWS Level II, Relocation Site (Yungco Area), Sto. Niño, Talaingod, Davao del Norte	2,500,000

APRIL 29, 2019	OFFICIAL GAZETTE	1057
PRESIDENT’S VETO MESSAGE - ANNEX A

PROGRAMS / ACTIVITIES / PROJECTS	AMOUNT (Php)
Construction of Water System at Prk. 5, Luna, Kapalong, Davao del Norte	300,000
Construction of Water System Facilities Located at Prk. Dancing Lady, San Agustin, Tagum City, Davao del Norte	2,000,000
Construction of Water System Facilities Located at Prk. Mangga, San Agustin, Tagum City, Davao del Norte	3,000,000
Construction of Water System w/ Reservoir, Napungas, Asuncion, Davao del Norte	1,000,000
Construction of Water System, Datu Bolong, San Isidro, Davao del Norte	2,500,000
Construction of Water System, Purok Tagumpay, Pagasa, Manga Saranay, Camoning, Asuncion, Davao del Norte	1,500,000
Construction/ Installation Of Water System, Camansa, Asuncion, Davao del Norte	2,500,000
Improvement of PWS from Level I to Level II, Gatong, Palma Gil, Talaingod, Davao del Norte	2,000,000
Improvement of PWS from Level I to Level II, Palongan, Dagohoy, Talaingod, Davao del Norte	2,000,000
Improvement/ Expansion of Water System of Brgy. Linao, San Isidro, Davao del Norte	1,000,000
Installation of Water System at Brgy. Datu Balong, San Isidro, Davao del Norte	2,000,000
Water System at Purok Lanzones and Purok Lemon, Brgy. Pandapan, Tagum City, Davao del Norte	1,250,000
Water System at Sitio Rizai, Binancian, Asuncion, Davao del Norte	1,000,000
Water System Project at Brgy. Poblacion, Kaputian, IGACOS (Sitio Sagrada), Samal, Davao del Norte	2,500,000
Water System at Sitio Liguyon, Binancian, Asuncion, Davao del Norte	1,000,000

GRAND TOTAL	95,374,241,000

Summary:
Provisions for GAS	350,000,000
Provisions for STO	460,000,000
Provisions for CO:
Buildings & Other Structures	10,503,290,000
Flood Control and Drainage	24,036,850,000
National Roads and Bridges	17,161,390,000
Local Roads and Bridges	42,611,461,000
Water Management	251,250,000

APRIL 29, 2019	OFFICIAL GAZETTE

SUMMARY OF FY 2019

NEW APPROPRIATIONS

1060	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

SUMMARY OF FY 2019 NEW APPROPRIATIONS

(Amount, In thousand pesos)

DEPARTMENTS		2,249,172,662

I.	CONGRESS OF THE PHILIPPINES	20,313,706

A.	Senate	6,259,414
B.	Senate Electoral Tribunal	275,740
C.	Commission on Appointments	842,188
D.	House of Representatives	12,740,529
E.	House Electoral Tribunal	195,835

II.	OFFICE OF THE PRESIDENT (OP)	6,773,939

A.	The President’s Offices	6,773,939

III.	OFFICE OF THE VICE-PRESIDENT (OVP)	663,381

IV.	DEPARTMENT OF AGRARIAN REFORM (DAR)	7,832,478

A.	Office of the Secretary	7,832,478

V.	DEPARTMENT OF AGRICULTURE (DA)	47,293,174

A.	Office of the Secretary	36,730,568
B.	Agricultural Credit Policy Council	2,543,230
C.	Bureau of Fisheries and Aquatic Resources	5,758,003
D.	Fertilizer and Pesticide Authority	206,071
E.	National Meat Inspection Service	480,577
F.	Philippine Carabao Center	651,981
G.	Philippine Center for Post-Harvest Development and Mechanization	310,126
H.	Philippine Council for Agriculture and Fisheries	202,167
I.	Philippine Fiber Industry Development Authority	410,451

VI.	DEPARTMENT OF BUDGET AND MANAGEMENT (DBM)	3,577,627

A.	Office of the Secretary	3,531,294
B.	Government Procurement Policy Board – Technical Support Office	46,333

APRIL 29, 2019	OFFICIAL GAZETTE	1061
SUMMARY OF FY 2019 NEW APPROPRIATIONS

VII.	DEPARTMENT OF EDUCATION (DEPED)	501,115,892

A.	Office of the Secretary	500,272,113
B.	Early Childhood Care and Development Council	57,647
C.	National Book Development Board	68,537
D.	National Council for Children’s Television	17,151
E.	National Museum	583,541
F.	Philippine High School for the Arts	116,903

VIII.	STATE UNIVERSITIES AND COLLEGES (SUCs)	64,711,239

A.	University of the Philippines System (The National University)	17,005,362

B.	National Capital Region	3,874,400

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	230,326
B.2	Marikina Polytechnic College	135,303
B.3	Philippine Normal University	704,161
B.4	Philippine State College of Aeronautics	184,640
B.5	Polytechnic University of the Philippines	1,499,023
B.6	Rizal Technological University	412,051
B.7	Technological University of the Philippines	708,896

C.	Region I – ILOCOS	3,473,187

C.1	Don Mariano Marcos Memorial State University	950,260
C.2	Ilocos Sur Polytechnic State College	225,771
C.3	Mariano Marcos State University	1,019,539
C.4	North Luzon Philippines State College	83,759
C.5	Pangasinan State University	609,056
C.6	University of Northern Philippines	584,802

D.	CORDILLERA ADMINISTRATIVE REGION	1,812,014

D.1	Abra State Institute of Science and Technology	200,554
D.2	Apayao State College	118,273
D.3	Benguet State University	590,282
D.4	Ifugao State University	349,655
D.5	Kalinga State University	281,104
D.6	Mountain Province State University (Mountain Province State Polytechnic College)	272,146

E.	Region II – CAGAYAN VALLEY	2,527,777

E.1	Batanes State College	50,275
E.2	Cagayan State University	753,884
E.3	Isabela State University	1,054,683
E.4	Nueva Vizcaya State University	497,201
E.5	Quirino State University	171,734

F.	Region III – CENTRAL LUZON	5,191,179

F.1	Aurora State College of Technology	155,973
F.2	Bataan Peninsula State University	540,283
F.3	Bulacan Agricultural State College	207,947
F.4	Bulacan State University	783,591
F.5	Central Luzon State University	817,022
F.6	Don Honorio Ventura Technological State University	491,877

1062	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

F.7	Nueva Ecija University of Science and Technology	414,106
F.8	Pampanga State Agricultural University	339,174
F.9	Philippine Merchant Marine Academy	249,676
F.10	President Ramon Magsaysay State University	416,289
F.11	Tarlac Agricultural University	298,917
F.12	Tarlac State University	476,324

	Region IV – SOUTHERN TAGALOG AND PALAWAN	4,231,188

G.	Region IV – A (CALABARZON)	2,450,722

G.1	Batangas State University	508,546
G.2	Cavite State University	548,764
G.3	Laguna State Polytechnic University	439,527
G.4	Southern Luzon State University	471,844
G.5	University of Rizal System	482,041

H.	Region IV – B (MIMAROPA)	1,780,466

H.1	Marinduque State College	182,637
H.2	Mindoro State University (Mindoro State College of Agriculture and Technology)	376,971
H.3	Occidental Mindoro State College	247,136
H.4	Palawan State University	471,207
H.5	Romblon State University	269,406
H.6	Western Philippines University	233,109

I.	Region V – BICOL	4,012,431

I.1	Bicol State College of Applied Sciences and Technology	178,194
I.2	Bicol University	1,027,536
I.3	Camarines Norte State College	476,016
I.4	Camarines Sur Polytechnic Colleges	268,534
I.5	Catanduanes State University	560,813
I.6	Central Bicol State University of Agriculture	468,390
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	254,726
I.8	Partido State University	424,678
I.9	Sorsogon State College	353,544

J.	Region VI – WESTERN VISAYAS	4,821,354

J.1	Aklan State University	415,475
J.2	Capiz State University	676,984
J.3	Carlos C. Hilado Memorial State College	351,006
J.4	Central Philippines State University	181,361
J.5	Guimaras State College	105,986
J.6	Iloilo Science and Technology University	559,788
J.7	Iloilo State University of Science and Technology (Iloilo State College of Fisheries)	344,272
J.8	Northern Iloilo State University (Northern Iloilo Polytechnic State College)	363,620
J.9	Northern Negros State College of Science and Technology	179,399
J.10	University of Antique	400,460
J.11	West Visayas State University	1,243,003

K.	Region VII – CENTRAL VISAYAS	2,065,069

K.1	Bohol Island State University	321,317
K.2	Cebu Normal University	294,177

APRIL 29, 2019	OFFICIAL GAZETTE	1063
SUMMARY OF FY 2019 NEW APPROPRIATIONS

K.3	Cebu Technological University	873,828
K.4	Negros Oriental State University	487,101
K.5	Siquijor State College	88,646

L.	Region VIII – EASTERN VISAYAS	3,395,593

L.1	Eastern Samar State University	389,444
L.2	Eastern Visayas State University	390,226
L.3	Leyte Normal University	204,606
L.4	Naval State University	176,634
L.5	Northwest Samar State University	165,172
L.6	Palompon Polytechnic State University (Palompon Institute of Technology)	203,129
L.7	Samar State University	239,282
L.8	Southern Leyte State University	291,202
L.9	University of Eastern Philippines	592,916
L.10	Visayas State University	742,982

M.	Region IX – ZAMBOANGA PENINSULA	1,516,054

M.1	J.H. Cerilles State College	205,273
M.2	Jose Rizal Memorial State University	366,639
M.3	Western Mindanao State University	612,141
M.4	Zamboanga City State Polytechnic College	178,226
M.5	Zamboanga State College of Marine Sciences and Technology	153,775

N.	Region X – NORTHERN MINDANAO	2,756,664

N.1	Bukidnon State University	560,152
N.2	Camiguin Polytechnic State College	85,355
N.3	Central Mindanao University	613,218
N.4	MSU – Iligan Institute of Technology	999,955
N.5	Northwestern Mindanao State College of Science and Technology	88,922
N.6	University of Science and Technology of Southern Philippines – Cagayan de Oro Campus	302,969
N.7	University of Science and Technology of Southern Philippines – Claveria Campus	106,093

O.	Region XI – DAVAO	1,356,111

O.1	Compostela Valley State College	124,757
O.2	Davao del Norte State College	148,587
O.3	Davao Oriental State University (Davao Oriental State College of Science and Technology)	217,994
O.4	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	172,075
O.5	University of Southeastern Philippines	692,698

P.	Region XII – SOCCSKSARGEN	1,131,506

P.1	Cotabato State University (Cotabato City State Polytechnic College)	139,097
P.2	Cotabato Foundation College of Science and Technology	169,245
P.3	Sultan Kudarat State University	308,392
P.4	University of Southern Mindanao	514,772

1064	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

Q.	REGION XIII – CARAGA	1,547,104

Q.1	Agusan del Sur State College of Agriculture and Technology	212,025
Q.2	Caraga State University	374,158
Q.3	Surigao del Sur State University	557,114
Q.4	Surigao State College of Technology	403,807

R.	AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)	3,994,246

R.1	Adiong Memorial Polytechnic State College	57,309
R.2	Basilan State College	105,603
R.3	Mindanao State University	3,052,829
R.4	MSU-Tawi-Tawi College of Technology and Oceanography	534,461
R.5	Sulu State College	128,263
R.6	Tawi-Tawi Regional Agricultural College	115,781

IX.	DEPARTMENT OF ENERGY (DOE)	1,343,444

A.	Office of the Secretary	1,343,444

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES (DENR)	21,959,372

A.	Office of the Secretary	16,459,115
B.	Environmental Management Bureau	2,560,820
C.	Mines and Geo-Sciences Bureau	1,300,266
D.	National Mapping and Resource Information Authority	1,381,826
E.	National Water Resources Board	146,241
F.	Palawan Council for Sustainable Development Staff	111,104

XI.	DEPARTMENT OF FINANCE (DOF)	18,887,761

A.	Office of the Secretary	843,339
B.	Bureau of Customs	2,616,772
C.	Bureau of Internal Revenue	8,321,688
D.	Bureau of Local Government Finance	269,030
E.	Bureau of the Treasury	6,048,669
F.	Central Board of Assessment Appeals	20,660
G.	Insurance Commission	6
H.	National Tax Research Center	66,115
I.	Privatization and Management Office	83,055
J.	Securities and Exchange Commission	618,427

XII.	DEPARTMENT OF FOREIGN AFFAIRS (DFA)	20,482,099

A.	Office of the Secretary	20,347,047
B.	Foreign Service Institute	100,262
C.	Technical Cooperation Council of the Philippines	9,725
D.	UNESCO National Commission of the Philippines	25,065

XIII.	DEPARTMENT OF HEALTH (DOH)	98,565,797

A.	Office of the Secretary	97,653,633
B.	Commission on Population	471,812
C.	National Nutrition Council	440,352

APRIL 29, 2019	OFFICIAL GAZETTE	1065
SUMMARY OF FY 2019 NEW APPROPRIATIONS

XIV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY (OICT)	7,073,207

A.	Office of the Secretary	6,278,608
B.	Cybercrime Investigation and Coordination Center	31,399
C.	National Privacy Commission	225,820
D.	National Telecommunications Commission	537,380

XV.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT (DILG)	228,714,956

A.	Office of the Secretary	8,275,746
B.	Bureau of Fire Protection	22,217,235
C.	Bureau of Jail Management and Penology	19,865,964
D.	Local Government Academy	258,679
E.	National Police Commission	1,736,067
F.	Philippine National Police	173,240,869
G.	Philippine Public Safety College	2,171,745
H.	National Commission on Muslim Filipinos	601,457
I.	National Youth Commission	216,013
J.	Philippine Commission on Women	131,181

XVI.	DEPARTMENT OF JUSTICE (DOJ)	21,606,856

A.	Office of the Secretary	7,009,535
B.	Bureau of Corrections	4,099,807
C.	Bureau of Immigration	1,274,384
D.	Land Registration Authority	999,203
E.	National Bureau of Investigation	1,830,639
F.	Office of the Government Corporate Counsel	212,311
G.	Office of the Solicitor General	1,001,390
H.	Parole and Probation Administration	920,800
I.	Presidential Commission on Good Government	132,892
J.	Public Attorney’s Office	4,125,895

XVII.	DEPARTMENT OF LABOR AND EMPLOYMENT (DOLE)	16,362,936

A.	Office of the Secretary	11,603,002
B.	Institute for Labor Studies	44,443
C.	National Conciliation and Mediation Board	237,530
D.	National Labor Relations Commission	1,513,770
E.	National Maritime Polytechnic	102,814
F.	National Wages and Productivity Commission	222,190
G.	Philippine Overseas Employment Administration	431,419
H.	Professional Regulation Commission	1,130,624
I.	Overseas Workers Welfare Administration	1,077,144

XVIII.	DEPARTMENT OF NATIONAL DEFENSE (DND)	186,222,193

A.	Office of the Secretary – Proper	526,501
B.	Government Arsenal	1,258,628
C.	National Defense College of the Philippines	188,974
D.	Office of Civil Defense	1,376,775
E.	Philippine Veterans Affairs Office (Proper)	606,308
F.	Veterans Memorial Medical Center	1,866,436

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GENERAL APPROPRIATIONS ACT, FY 2019

G.	Armed Forces of the Philippines	180,398,571

G.1	Philippine Army (Land Forces)	91,407,366
G.2	Philippine Air Force (Air Forces)	24,584,360
G.3	Philippine Navy (Naval Forces)	27,842,155
G.4	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUs)	36,564,690

XIX.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS (DPWH)	549,390,514

A.	Office of the Secretary	549,390,514

XX.	DEPARTMENT OF SCIENCE AND TECHNOLOGY (DOST)	20,018,936

A.	Office of the Secretary	5,402,119
B.	Advanced Science and Technology Institute	414,642
C.	Food and Nutrition Research Institute	500,817
D.	Forest Products Research and Development Institute	246,011
E.	Industrial Technology Development Institute	529,981
F.	Metals Industry Research and Development Center	253,924
G.	National Academy of Science and Technology	80,438
H.	National Research Council of the Philippines	91,243
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	1,613,538
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	1,204,966
K.	Philippine Council for Health Research and Development	642,118
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	714,578
M.	Philippine Institute of Volcanology and Seismology	501,978
N.	Philippine Nuclear Research Institute	347,733
O.	Philippine Science High School	2,614,234
P.	Philippine Textile Research Institute	129,125
Q.	Science Education Institute	4,509,060
R.	Science and Technology Information Institute	93,703
S.	Technology Application and Promotion Institute	128,728

XXI.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT (DSWD)	141,164,046

A.	Office of the Secretary	138,492,625
B.	Council for the Welfare of Children	68,446
C.	Inter-Country Adoption Board	53,345
D.	Juvenile Justice and Welfare Council	1,090,566
E.	National Anti-Poverty Commission	241,384
F.	National Commission on Indigenous Peoples	985,097
G.	National Council on Disability Affairs	54,488
H.	Presidential Commission for the Urban Poor	178,095

XXII.	DEPARTMENT OF TOURISM (DOT)	3,380,794

A.	Office of the Secretary	3,081,105
B.	Intramuros Administration	63,849
C.	National Parks Development Committee	235,840

APRIL 29, 2019	OFFICIAL GAZETTE	1067
SUMMARY OF FY 2019 NEW APPROPRIATIONS

XXIII.	DEPARTMENT OF TRADE AND INDUSTRY (DTI)	18,703,162

A.	Office of the Secretary	4,831,643
B.	Board of Investments	385,553
C.	Construction Industry Authority of the Philippines	123,142
D.	Cooperative Development Authority	609,145
E.	Design Center of the Philippines	98,106
F.	Philippine Trade Training Center	100,910
G.	Technical Education and Skills Development Authority	12,554,663

XXIV.	DEPARTMENT OF TRANSPORTATION (DOTr)	67,669,297

A.	Office of the Secretary	54,240,442
B.	Civil Aeronautics Board	152,226
C.	Maritime Industry Authority	930,043
D.	Office of Transportation Cooperatives	37,555
E.	Office for Transportation Security	349,049
F.	Philippine Coast Guard	11,924,830
G.	Toll Regulatory Board	35,152

XXV.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY (NEDA)	8,478,646

A.	Office of the Director-General	1,538,187
B.	Philippine National Volunteer Service Coordinating Agency	36,297
C.	Public-Private Partnership Center of the Philippines	157,334
D.	Philippine Statistical Research and Training Institute	38,386
E.	Philippine Statistics Authority	6,629,095
F.	Tariff Commission	79,347

XXVI.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PCOO)	1,455,355

A.	Presidential Communications Operations Office (Proper)	393,677
B.	Bureau of Broadcast Services	378,072
C.	Bureau of Communications Services	35,555
D.	National Printing Office	10,386
E.	News and Information Bureau	117,718
F.	Philippine Information Agency	319,730
G.	Presidential Broadcast Staff (RTVM)	200,217

XXVII.	OTHER EXECUTIVE OFFICES (OEO)	66,509,258

A.	Anti-Money Laundering Council	63,475
B.	Climate Change Commission	113,834
C.	Commission on Filipinos Overseas	124,369
D.	Commission on Higher Education	51,491,252
E.	Commission on the Filipino Language	140,868
F.	Dangerous Drugs Board	301,741
G.	Energy Regulatory Commission	678,032
H.	Film Development Council of the Philippines	134,078
I.	Games and Amusements Board	138,585
J.	Governance Commission for Government-Owned or-Controlled Corporations	251,114
K.	Housing and Land Use Regulatory Board	259,992
L.	Housing and Urban Development Coordinating Council	174,745
M.	Mindanao Development Authority	159,250
N.	Movie and Television Review and Classification Board	38,949

1068	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

O.	National Commission for Culture and the Arts	1,343,628

O.1	National Commission for Culture and the Arts (Proper)	360,938
O.2	National Historical Commission of the Philippines	418,299
O.3	National Library of the Philippines	198,766
O.4	National Archives of the Philippines	365,625

P.	National Intelligence Coordinating Agency	918,146
Q.	National Security Council	334,935
R.	Office of the Presidential Adviser on the Peace Process	688,659
S.	Optical Media Board	62,058
T.	Pasig River Rehabilitation Commission	326,549
U.	Philippine Competition Commission	429,849
V.	Philippine Drug Enforcement Agency	2,056,892
W.	Philippine Racing Commission	187,017
X.	Philippine Sports Commission	5,357,315
Y.	Presidential Legislative Liaison Office	96,749
Z.	Presidential Management Staff	637,177

XXVIII.	AUTONOMOUS REGION IN MUSLIM MINDANAO (ARMM)	31,117,016

A.	Autonomous Regional Government in Muslim Mindanao	31,117,016

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS (JLEC)	3,755

A.	Legislative-Executive Development Advisory Council	3,755

XXX.	THE JUDICIARY (JUD)	38,459,145

A.	Supreme Court of the Philippines and the Lower Courts	33,488,744
B.	Presidential Electoral Tribunal	129,993
C.	Sandiganbayan	1,495,723
D.	Court of Appeals	2,938,809
E.	Court of Tax Appeals	405,876

XXXI.	CIVIL SERVICE COMMISSION (CSC)	1,801,810

A.	Civil Service Commission	1,709,703
B.	Career Executive Service Board	92,107

XXXII.	COMMISSION ON AUDIT (COA)	11,925,988

XXXIII.	COMMISSION ON ELECTIONS (COMELEC)	10,178,729

XXXIV.	OFFICE OF THE OMBUDSMAN (OMB)	4,585,158

XXXV.	COMMISSION ON HUMAN RIGHTS (CHR)	830,996

A.	Commission on Human Rights	799,498
B.	Human Rights Violations Victims’ Memorial Commission	31,498

APRIL 29, 2019	OFFICIAL GAZETTE	1069
SUMMARY OF FY 2019 NEW APPROPRIATIONS

SPECIAL PURPOSE FUNDS		633,448,872

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS (BSGC)	187,061,236

A.	DEPARTMENT OF AGRICULTURE (DA)	14,044,496

A.1	National Dairy Authority	271,441
A.2	National Food Authority	7,000,000
A.3	Philippine Coconut Authority	1,236,356
A.4	Philippine Crop Insurance Corporation	3,500,000
A.5	Philippine Fisheries Development Authority	765,190
A.6	Philippine Rice Research Institute	771,509
A.7	Sugar Regulatory Administration	500,000

B.	DEPARTMENT OF ENERGY (DOE)	2,096,930

B.1	National Electrification Administration	1,067,944
B.2	National Power Corporation	1,028,986

C.	DEPARTMENT OF FINANCE (DOF)	36,602,638

C.1	Land Bank of the Philippines	36,488,000
C.2	Philippine Tax Academy	114,638

D.	DEPARTMENT OF HEALTH (DOH)	70,880,669

D.1	Lung Center of the Philippines	232,870
D.2	National Kidney and Transplant Institute	884,864
D.3	Philippine Children’s Medical Center	1,083,063
D.4	Philippine Health Insurance Corporation	67,353,360
D.5	Philippine Heart Center	1,183,893
D.6	Philippine Institute of Traditional and Alternative Health Care	142,619

E.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS (DPWH)	325,317

E.1	Local Water Utilities Administration	325,317

F.	DEPARTMENT OF TOURISM (DOT)	410,000

F.1	Tourism Infrastructure and Enterprise Zone Authority	410,000

G.	DEPARTMENT OF TRADE AND INDUSTRY (DTI)	1,837,949

G.1	Aurora Pacific Economic Zone and Freeport Authority	58,721
G.2	Center for International Trade Expositions and Missions	279,228
G.3	Small Business Corporation	1,500,000

H.	DEPARTMENT OF TRANSPORTATION (DOTr)	3,103,987

H.1	Light Rail Transit Authority	1,473,987
H.2	Philippine National Railways	1,630,000

I.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY (NEDA)	165,694

I.1	Philippine Institute for Development Studies	165,694

J.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PCOO)	726,321

J.1	People’s Television Network, Inc.	726,321

1070	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

K.	OTHER EXECUTIVE OFFICES (OEO)	56,838,629

K.1	Authority of the Freeport Area of Bataan	211,530
K.2	Bases Conversion Development Authority	15,178,853
K.3	Cagayan Economic Zone Authority	141,240
K.4	Credit Information Corporation	110,311
K.5	Cultural Center of the Philippines	420,173
K.6	Development Academy of the Philippines	556,484
K.7	Home Guaranty Corporation	500,000
K.8	National Home Mortgage Finance Corporation	500,000
K.9	National Housing Authority	765,208
K.10	National Irrigation Administration	36,046,212
K.11	Philippine Center for Economic Development	28,255
K.12	Philippine Postal Corporation	541,323
K.13	Social Housing Finance Corporation	800,000
K.14	Southern Philippines Development Authority	153,505
K.15	Subic Bay Metropolitan Authority	487,296
K.16	Zamboanga City Special Economic Zone Authority	398,239

L.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS – OTHERS	28,606

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS (ALGU)	63,721,086

A.	Metropolitan Manila Development Authority	3,366,953
B.	Special Shares of Local Government Units in the Proceeds of National Taxes	27,324,009
C.	Barangay Officials Death Benefits	50,000
D.	Local Government Support Fund	32,730,124
E.	Special Shares of LGUs in the Proceeds of Fire Code Fees	250,000

XXXVIII.	CONTINGENT FUND	13,000,000

XXXIX.	MISCELLANEOUS PERSONNEL BENEFITS FUND	35,529,267

XL.	NATIONAL DISASTER RISK REDUCTION AND MANAGEMENT FUND	20,000,000

XLI.	PENSION AND GRATUITY FUND	117,001,503

XLII.	UNPROGRAMMED APPROPRIATIONS	197,135,780

	TOTAL NEW APPROPRIATIONS	2,882,621,534

APRIL 29, 2019	OFFICIAL GAZETTE	1071
SUMMARY OF FY 2019 NEW APPROPRIATIONS

	BUDGETS OF DEPARTMENT OF ENERGY ATTACHED CORPORATIONS
I.	National Electrification Administration	19,054,839
II.	National Power Corporation	26,136,570
III.	Philippine National Oil Company	494,089

	Total	45,685,498

	ANNEXES
A.	AUTOMATIC APPROPRIATIONS	1,071,536,796

B.	DEBT SERVICE – PRINCIPAL AMORTIZATION	488,336,000

APRIL 29, 2019	OFFICIAL GAZETTE

ANNEXES

1074	OFFICIAL GAZETTE	VOL. 115, NO. 17
GENERAL APPROPRIATIONS ACT, FY 2019

AUTOMATIC APPROPRIATIONS

		Current Operating Expenditures
		Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
A. PURPOSE(S)
1.	Debt Service – Interest Payment				₱	399,571,000,000
2.	Internal Revenue Allotment					575,520,580,000
3.	Pension under R.A. No. 2087, as amended by P.D. 1625 and R.A. No. 5059, as amended by Section 1 of E.O. No. 145, s. 1987					480,000
4.	Customs Duties and Taxes, including Tax Expenditures					14,500,000,000
5.	Net Lending					14,500,000,000
6.	Retirement and Life Insurance Premiums					47,163,558,000
7.	Special Account					20,281,178,000

TOTAL					₱	1,071,536,796,000

APRIL 29, 2019	OFFICIAL GAZETTE	1075
ANNEXES

DEBT SERVICE - PRINCIPAL AMORTIZATION

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
A. PURPOSE
For the Payment of Principal Amortization of Foreign and Domestic Indebtedness			₱	488,336,000,000	₱	488,336,000,000

TOTAL			₱	488,336,000,000	₱	488,336,000,000